UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:         811-03213

NATIONWIDE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

One Nationwide Plaza: Mail Code: 05-02-210R Columbus, OH 43215

(Address of principal executive offices) (Zip code)

Stephen R. Rimes, Esq.

One Nationwide Plaza

Mail Code: 05-02-210R

Columbus, OH 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614) 435-3820

Date of fiscal year end: December 31, 2019

Date of reporting period: January 1, 2019 through December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Annual Report

December 31, 2019

American Funds NVIT Asset Allocation Fund

AR-AM-AA 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

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Fund Commentary	American Funds NVIT Asset Allocation Fund

For the annual period ended December 31, 2019, the American Funds NVIT Asset Allocation Fund (Class II) returned 20.78%* versus 31.49% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation–50% to 70% Equity (consisting of 381 funds as of December 31, 2019) was 19.27% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Below is the 2019 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (Asset Allocation Fund), which is the sole investment of the American Funds NVIT Asset Allocation Fund. The Asset Allocation Fund’s performance return shown below and the American Funds NVIT Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Asset Allocation Fund versus the American Funds NVIT Asset Allocation Fund.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 21.54% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was up 31.49% over the same period, while the Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 8.72%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index3, gained 22.18%. Effective May 1, 2020, the fund has elected to use the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the financials sector — one of the fund’s largest sector holdings — contributed to the fund’s relative returns. Within financials, Arch Capital Group, Berkshire Hathaway and Apollo boosted results, as all three companies had at least double-digit returns that outpaced the general market. On the downside, health care stock AbbVie detracted from relative returns as its best-selling drug Humira faced generic competition. The fund’s fixed income investments somewhat detracted from relative returns due to duration positioning and security selection.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Portfolio Managers:

Alan N. Berro, David A. Daigle, Peter Eliot, Jeffrey T. Lager, Jin Lee, James R. Mulally and John R. Queen – Capital Research and Management CompanySM

*	High double-digit returns are unusual and cannot be sustained.

[1]	Source: S&P Dow Jones Indices LLC.

[2]	Source: Bloomberg Index Services Ltd.

[3]

Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Service Ltd. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40% respectively. This assumes the blend is rebalanced monthly.

3

Fund Commentary (cont.)	American Funds NVIT Asset Allocation Fund

Asset Allocation Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Asset Allocation Fund (the “Fund”) is considered a “feeder” fund because it invests all its assets in the Class 1 shares of the master fund, the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund is subject to securities lending risk (a borrower may fail to return loaned securities in a timely manner or not at all, causing a decline in investment value). The Fund is subject to cash position risk (the Fund may miss investment opportunities). Please refer to the most recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

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Fund Performance	American Funds NVIT Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class II	20.78%	7.90%	9.49%
S&P 500® Index	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%
Blended Index[2]	22.11%	8.35%	9.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The Blended Index comprises 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.08%	0.93%

^

Current effective prospectus dated April 30, 2019. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (cont.)	American Funds NVIT Asset Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Asset Allocation Fund versus performance of the S&P 500® Index, the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Blended Index* over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Fund’s Blended Index comprises 60% S&P 500® Index and 40% Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index.

6

Shareholder Expense Example	American Funds NVIT Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Asset Allocation Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,080.60	3.36	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

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Statement of Assets and Liabilities

December 31, 2019

American Funds NVIT Asset Allocation Fund
Assets:
Investment in Master Fund (cost $5,521,241,554) (Note 1)	$6,980,672,895
Receivable for investment sold	896,703
Receivable for capital shares issued	188,535
Prepaid expenses	10,449

Total Assets	6,981,768,582

Liabilities:
Payable for capital shares redeemed	1,085,238
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Fund administration fees	157,995
Master feeder service provider fee	582,131
Distribution fees	1,468,173
Administrative servicing fees	1,393,407
Accounting and transfer agent fees	671
Trustee fees	100
Custodian fees	79,553
Compliance program costs (Note 3)	6,974
Professional fees	20,661
Printing fees	134,992
Other	14,728

Total Liabilities	4,944,696

Net Assets	$6,976,823,886

Represented by:
Capital	$4,905,778,819
Total distributable earnings (loss)	2,071,045,067

Net Assets	$6,976,823,886

Net Assets:
Class II Shares	$6,976,823,886

Total	$6,976,823,886

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	266,756,155

Total	266,756,155

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$26.15

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2019

American Funds NVIT Asset Allocation Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$141,901,307

Total Income	141,901,307

EXPENSES:
Fund administration fees	1,546,685
Master feeder service provider fees	16,620,933
Distribution fees Class II Shares	16,620,933
Administrative servicing fees Class II Shares	16,620,933
Professional fees	272,331
Printing fees	33,829
Trustee fees	237,214
Custodian fees	254,511
Accounting and transfer agent fees	3,927
Compliance program costs (Note 3)	27,968
Other	175,055

Total expenses before fees waived	52,414,319

Master feeder service provider fees waived (Note 3)	(9,998,430)

Net Expenses	42,415,889

NET INVESTMENT INCOME	99,485,418

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	334,218,395
Net realized gains from transactions in investment security	180,147,181

Net realized gains	514,365,576

Net change in unrealized appreciation/depreciation in the value of investment security	632,658,579

Net realized/unrealized gains	1,147,024,155

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,246,509,573

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	American Funds NVIT Asset Allocation Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$99,485,418	$83,608,138
Net realized gains	514,365,576	474,461,525
Net change in unrealized appreciation/depreciation	632,658,579	(878,587,396)

Change in net assets resulting from operations	1,246,509,573	(320,517,733)

Distributions to Shareholders From:
Distributable earnings:
Class II	(557,108,752)	(430,089,749)

Change in net assets from shareholder distributions	(557,108,752)	(430,089,749)

Change in net assets from capital transactions	124,023,447	54,162,787

Change in net assets	813,424,268	(696,444,695)

Net Assets:
Beginning of year	6,163,399,618	6,859,844,313

End of year	$6,976,823,886	$6,163,399,618

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$78,534,678	$80,209,635
Dividends reinvested	557,108,752	430,089,749
Cost of shares redeemed	(511,619,983)	(456,136,597)

Total Class II Shares	124,023,447	54,162,787

Change in net assets from capital transactions	$124,023,447	$54,162,787

SHARE TRANSACTIONS:
Class II Shares
Issued	3,116,006	3,030,561
Reinvested	22,619,113	16,826,672
Redeemed	(19,989,137)	(17,522,985)

Total Class II Shares	5,745,982	2,334,248

Total change in shares	5,745,982	2,334,248

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Asset Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2019	$23.61	0.38	4.39	4.77	(0.43)	(1.80)	(2.23)	$26.15	20.78%		$6,976,823,886	0.64%	1.50%	0.79%	7.91%
Year Ended December 31, 2018	$26.52	0.33	(1.52)	(1.19)	(0.32)	(1.40)	(1.72)	$23.61	(4.98%	)	$6,163,399,618	0.64%	1.24%	0.79%	6.94%
Year Ended December 31, 2017	$23.68	0.29	3.42	3.71	(0.29)	(0.58)	(0.87)	$26.52	15.79%		$6,859,844,313	0.64%	1.14%	0.79%	4.24%
Year Ended December 31, 2016	$23.60	0.30	1.77	2.07	(0.48)	(1.51)	(1.99)	$23.68	9.00%		$6,082,006,693	0.64%	1.25%	0.79%	2.10%
Year Ended December 31, 2015	$24.90	0.31	(0.13)	0.18	(0.36)	(1.12)	(1.48)	$23.60	0.98%		$5,505,446,466	0.64%	1.27%	0.79%	2.20%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Expenses do not include expenses from the Master Fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2019 was 25.44%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

12

Notes to Financial Statements (Continued)

December 31, 2019

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

13

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. As of December 31, 2019, there were no permanent differences. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

14

Notes to Financial Statements (Continued)

December 31, 2019

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $6.4 billion	0.15%
$6.4 billion and up to $7.1 billion	0.16%
$7.1 billion and up to $7.3 billion	0.165%
$7.3 billion and more	0.17%

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $1,546,685 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $27,968.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

15

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $16,620,933.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $526,678,153 and sales of $525,748,702 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

16

Notes to Financial Statements (Continued)

December 31, 2019

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$107,790,818	$449,317,934	$557,108,752	$—	$557,108,752

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

17

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$79,071,255	$351,018,494	$430,089,749	$—	$430,089,749

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$99,847,586	$514,026,127	$613,873,713	$—	$1,457,171,354	$2,071,045,067

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$5,523,501,541	$1,457,171,354	$—	$1,457,171,354

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Asset Allocation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

19

Supplemental Information

December 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 57.77%.

The Fund designates $449,317,934, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

20

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

21

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

22

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

23

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

24

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

25

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

26

Market Index Definitions (cont.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

27

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

28

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

29

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Annual Report

December 31, 2019

American Funds NVIT Bond Fund

AR-AM-BD 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	American Funds NVIT Bond Fund

For the annual period ended December 31, 2019, the American Funds NVIT Bond Fund (Class II) returned 8.98% versus 8.72% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Intermediate Core Bond (consisting of 140 funds as of December 31, 2019) was 8.57% for the same period.

Below is the 2019 annual report commentary from American Funds Insurance Series® Bond Fund (Bond Fund), which is the sole investment of the American Funds NVIT Bond Fund). The Bond Fund’s performance return shown below and the American Funds NVIT Bond Fund’s performance return given above are different because different expense ratios apply to the Bond Fund versus the American Funds NVIT Bond Fund.

Bond Fund gained 9.70% for the 12 months ended December 31, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index1, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 8.72%.

The Federal Reserve began the year by pausing its rate hike campaign in response to market turbulence at the end of 2018. It then began to cut the federal funds rate over the summer. It reduced the rate three times to end the year with the target in a range of 1.50%-1.75%.

Security selection within agency mortgage backed pass-through securities was the primary detractor from relative results over the period. On the positive side, the fund benefitted from active duration management as interest rates declined over the period. Sector selection was also a positive factor as larger-than-benchmark investments in Treasury Inflation Protected Securities (TIPS), investment grade corporate bonds, high yield, and emerging markets all helped results.

With the current economic expansion now more than 10 years old, it is the longest in the post-war period. While we expect the expansion to continue in 2020, late cycle economies may be susceptible to risks or idiosyncratic problems throwing them off balance. For that reason, we feel strongly that a core bond fund like Bond Fund should remain conservatively positioned with a long-term focus. Managers remain committed to pursuing all four roles of fixed income: income, diversification from equities, capital preservation and inflation protection. We aim to manage a fund that will help to provide stability for your portfolio in any market environment.

Overall derivative usage in AFIS Bond Fund: we use a limited amount of derivatives in the AFIS Bond Fund. If and when derivatives are used, the aim is to effectively hedge specific risks and isolate different risk factors in portfolio construction, rather than to add leverage to portfolios or magnify new risk exposures. The primary usage of derivatives in the portfolio include interest rate futures and swaps for duration and curve management. To a lesser degree, we may use foreign exchange forwards to manage foreign currency exposure separately from the portfolio’s interest rate and sector exposure. And lastly we may invest in CDX to hedge credit market exposure.

2019 results: in 2019, the fund used primarily US treasury futures and interest rate swaps for interest rate and curve positioning. On a broad level, both duration and curve positioning were contributors for year. While derivatives were used to implement investment convictions, these results were also supported by investments in cash securities.

[1]	Source: Bloomberg Index Services Ltd.

Portfolio Managers:

Pramod Atluri and David A. Hoag — Capital Research and Management CompanySM

Bond Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

3

Fund Commentary (cont.)	American Funds NVIT Bond Fund

The American Funds NVIT Bond Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Bond Fund (the “Master Bond Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Performance	American Funds NVIT Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class II	8.98%	2.65%	3.21%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.17%	1.02%

^

Current effective prospectus dated April 30, 2019. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (cont.)	American Funds NVIT Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	American Funds NVIT Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Bond Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,024.10	3.27	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Assets and Liabilities

December 31, 2019

American Funds NVIT Bond Fund
Assets:
Investment in Master Fund (cost $3,310,216,215) (Note 1)	$3,384,934,291
Receivable for capital shares issued	423,600
Prepaid expenses	4,743

Total Assets	3,385,362,634

Liabilities:
Payable for investment purchased	423,214
Payable for capital shares redeemed	386
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Fund administration fees	82,302
Master feeder service provider fee	277,176
Distribution fees	717,206
Administrative servicing fees	664,347
Accounting and transfer agent fees	356
Trustee fees	100
Custodian fees	18,683
Compliance program costs (Note 3)	3,430
Professional fees	13,885
Printing fees	93,052
Other	5,547

Total Liabilities	2,299,757

Net Assets	$3,383,062,877

Represented by:
Capital	$3,243,208,119
Total distributable earnings (loss)	139,854,758

Net Assets	$3,383,062,877

Net Assets:
Class II Shares	$3,383,062,877

Total	$3,383,062,877

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	286,495,188

Total	286,495,188

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.81

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2019

American Funds NVIT Bond Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$92,940,884

Total Income	92,940,884

EXPENSES:
Fund administration fees	775,406
Master feeder service provider fees	8,111,707
Distribution fees Class II Shares	8,111,707
Administrative servicing fees Class II Shares	8,111,707
Professional fees	140,186
Printing fees	21,277
Trustee fees	117,596
Custodian fees	113,334
Accounting and transfer agent fees	2,041
Compliance program costs (Note 3)	14,275
Other	83,045

Total expenses before fees waived	25,602,281

Master feeder service provider fees waived (Note 3)	(4,959,570)

Net Expenses	20,642,711

NET INVESTMENT INCOME	72,298,173

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains from transactions in investment security	1,921,706
Net change in unrealized appreciation/depreciation in the value of investment security	202,091,862

Net realized/unrealized gains	204,013,568

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$276,311,741

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	American Funds NVIT Bond Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$72,298,173	$61,471,241
Net realized gains	1,921,706	12,434,770
Net change in unrealized appreciation/depreciation	202,091,862	(104,718,484)

Change in net assets resulting from operations	276,311,741	(30,812,473)

Distributions to Shareholders From:
Distributable earnings:
Class II	(72,366,683)	(81,271,057)

Change in net assets from shareholder distributions	(72,366,683)	(81,271,057)

Change in net assets from capital transactions	128,619,000	335,428,713

Change in net assets	332,564,058	223,345,183

Net Assets:
Beginning of year	3,050,498,819	2,827,153,636

End of year	$3,383,062,877	$3,050,498,819

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$282,541,599	$337,719,127
Dividends reinvested	72,366,683	81,271,057
Cost of shares redeemed	(226,289,282)	(83,561,471)

Total Class II Shares	128,619,000	335,428,713

Change in net assets from capital transactions	$128,619,000	$335,428,713

SHARE TRANSACTIONS:
Class II Shares
Issued	24,561,224	29,868,861
Reinvested	6,127,577	7,401,736
Redeemed	(19,865,738)	(7,522,802)

Total Class II Shares	10,823,063	29,747,795

Total change in shares	10,823,063	29,747,795

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2019	$11.07	0.26	0.74	1.00	(0.22)	(0.04)	(0.26)	$11.81	8.98%		$3,383,062,877	0.64%	2.23%	0.79%	7.14%
Year Ended December 31, 2018	$11.50	0.23	(0.36)	(0.13)	(0.26)	(0.04)	(0.30)	$11.07	(1.07%	)	$3,050,498,819	0.64%	2.08%	0.79%	2.99%
Year Ended December 31, 2017	$11.31	0.19	0.17	0.36	(0.14)	(0.03)	(0.17)	$11.50	3.21%		$2,827,153,636	0.64%	1.62%	0.79%	0.59%
Year Ended December 31, 2016	$11.34	0.16	0.15	0.31	(0.30)	(0.04)	(0.34)	$11.31	2.65%		$2,316,579,718	0.64%	1.37%	0.79%	2.74%
Year Ended December 31, 2015	$11.53	0.16	(0.19)	(0.03)	(0.16)	–	(0.16)	$11.34	(0.23%	)	$1,984,485,596	0.64%	1.35%	0.79%	2.38%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Expenses do not include expenses from the Master Fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2019 was 32.06%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

12

Notes to Financial Statements (Continued)

December 31, 2019

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

13

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. As of December 31, 2019, there were no permanent differences. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

14

Notes to Financial Statements (Continued)

December 31, 2019

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2.5 billion	0.15%
$2.5 billion and up to $2.9 billion	0.16%
$2.9 billion and up to $3.35 billion	0.165%
$3.35 billion and more	0.17%

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $775,406 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $14,275.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

15

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $8,111,707.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $360,732,337 and sales of $232,022,213 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

16

Notes to Financial Statements (Continued)

December 31, 2019

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$61,471,856	$10,894,827	$72,366,683	$—	$72,366,683

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

17

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$70,072,132	$11,198,925	$81,271,057	$—	$81,271,057

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$72,296,459	$2,331,248	$74,627,707	$—	$65,227,051	$139,854,758

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$3,319,707,240	$65,227,051	$—	$65,227,051

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

19

Supplemental Information

December 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.22%.

The Fund designates $10,894,827, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

20

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

21

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

22

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

23

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

24

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

25

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated,

26

Market Index Definitions (cont.)

fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

27

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

28

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

29

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Annual Report

December 31, 2019

American Funds NVIT Global Growth Fund

AR-AM-GG 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	American Funds NVIT Global Growth Fund

For the annual period ended December 31, 2019, the American Funds NVIT Global Growth Fund (Class II) returned 34.78%* versus 26.60% for its benchmark, the MSCI ACWI. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, World Large Stock (consisting of 116 funds as of December 31, 2019), was 28.50% for the same period.

Below is the 2019 annual report commentary from American Funds Insurance Series® Global Growth Fund (Global Growth Fund), which is the sole investment of the American Funds NVIT Global Growth Fund. The Global Growth Fund’s performance return shown below and the American Funds NVIT Global Growth Fund’s performance return given above are different because different expense ratios apply to the Global Growth Fund versus the American Funds NVIT Global Growth Fund.

Global Growth Fund rose 35.61% for the 12 months ended December 31, 2019, compared with a 26.60% increase for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s higher-than-index position relative to the top performing information technology sector as well as individual stock selection in that sector boosted the fund’s returns compared with the index. The fund’s relative weightings in ASML and TSMC benefitted the fund as both outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Alibaba Group also helped the fund’s relative returns, as its returns outpaced the market.

The biggest drag on relative results was Apple — a stock the fund didn’t own — as it proved to be one of the strongest performers for the year.

On a geographic basis, stocks of companies domiciled in the Netherlands and Taiwan were additive to results, while stocks of companies based in the Philippines and Belgium lagged.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Portfolio Managers:

Patrice Collette, Paul Flynn and Jonathan Knowles — Capital Research and Management CompanySM

* High double-digit returns are unusual and cannot be sustained.

1 Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Global Growth Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Global Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund.

3

Fund Commentary (cont.)	American Funds NVIT Global Growth Fund

Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Performance	American Funds NVIT Global Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class II	34.78%	11.28%	10.67%
MSCI ACWISM	26.60%	8.41%	8.79%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.36%	1.21%

^

Current effective prospectus dated April 30, 2019. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (cont.)	American Funds NVIT Global Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Global Growth Fund versus performance of the MSCI ACWISM over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	American Funds NVIT Global Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Global Growth Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,113.40	3.46	0.65
	Hypothetical	(c)(d)	1,000.00	1,021.93	3.31	0.65

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Assets and Liabilities

December 31, 2019

American Funds NVIT Global Growth Fund
Assets:
Investment in Master Fund (cost $369,597,629) (Note 1)	$450,885,939
Receivable for capital shares issued	171,224
Prepaid expenses	623

Total Assets	451,057,786

Liabilities:
Payable for investment purchased	155,249
Payable for capital shares redeemed	15,975
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Fund administration fees	19,047
Master feeder service provider fee	37,575
Distribution fees	93,967
Administrative servicing fees	89,974
Accounting and transfer agent fees	88
Trustee fees	100
Custodian fees	3,329
Compliance program costs (Note 3)	434
Professional fees	10,443
Printing fees	67,271
Other	2,349

Total Liabilities	495,874

Net Assets	$450,561,912

Represented by:
Capital	$341,422,623
Total distributable earnings (loss)	109,139,289

Net Assets	$450,561,912

Net Assets:
Class II Shares	$450,561,912

Total	$450,561,912

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	13,556,542

Total	13,556,542

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$33.24

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2019

American Funds NVIT Global Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$5,545,169

Total Income	5,545,169

EXPENSES:
Fund administration fees	129,905
Master feeder service provider fees	1,011,890
Distribution fees Class II Shares	1,011,890
Administrative servicing fees Class II Shares	1,011,890
Professional fees	30,462
Printing fees	10,762
Trustee fees	14,430
Custodian fees	14,963
Accounting and transfer agent fees	410
Compliance program costs (Note 3)	1,677
Other	7,149

Total expenses before fees waived	3,245,428

Master feeder service provider fees waived (Note 3)	(607,137)

Net Expenses	2,638,291

NET INVESTMENT INCOME	2,906,878

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	22,121,337
Net realized gains from transactions in investment security	7,905,100

Net realized gains	30,026,437

Net change in unrealized appreciation/depreciation in the value of investment security	86,614,487

Net realized/unrealized gains	116,640,924

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$119,547,802

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	American Funds NVIT Global Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$2,906,878	$1,048,936
Net realized gains	30,026,437	38,284,307
Net change in unrealized appreciation/depreciation	86,614,487	(74,983,825)

Change in net assets resulting from operations	119,547,802	(35,650,582)

Distributions to Shareholders From:
Distributable earnings:
Class II	(37,324,562)	(21,869,828)

Change in net assets from shareholder distributions	(37,324,562)	(21,869,828)

Change in net assets from capital transactions	22,034,622	13,497,714

Change in net assets	104,257,862	(44,022,696)

Net Assets:
Beginning of year	346,304,050	390,326,746

End of year	$450,561,912	$346,304,050

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$27,353,366	$32,850,439
Dividends reinvested	37,324,562	21,869,828
Cost of shares redeemed	(42,643,306)	(41,222,553)

Total Class II Shares	22,034,622	13,497,714

Change in net assets from capital transactions	$22,034,622	$13,497,714

SHARE TRANSACTIONS:
Class II Shares
Issued	913,997	1,036,112
Reinvested	1,231,427	703,889
Redeemed	(1,353,266)	(1,289,210)

Total Class II Shares	792,158	450,791

Total change in shares	792,158	450,791

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Global Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2019	$27.13	0.22	8.93	9.15	(0.22)	(2.82)	(3.04)	$33.24	34.78%		$450,561,912	0.65%	0.72%	0.80%	9.43%
Year Ended December 31, 2018	$31.70	0.08	(2.84)	(2.76)	(0.07)	(1.74)	(1.81)	$27.13	(9.42%	)	$346,304,050	0.66%	0.27%	0.81%	8.19%
Year Ended December 31, 2017	$26.40	0.08	7.93	8.01	(0.22)	(2.49)	(2.71)	$31.70	30.97%		$390,326,746	0.67%	0.25%	0.82%	9.22%
Year Ended December 31, 2016	$29.48	0.14	–	0.14	(0.44)	(2.78)	(3.22)	$26.40	0.19%		$299,635,420	0.67%	0.52%	0.82%	8.36%
Year Ended December 31, 2015	$30.78	0.21	1.68	1.89	(0.21)	(2.98)	(3.19)	$29.48	6.54%		$302,116,620	0.67%	0.65%	0.82%	6.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Expenses do not include expenses from the Master Fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Global Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2019 was 6.63%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

12

Notes to Financial Statements (Continued)

December 31, 2019

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

13

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. As of December 31, 2019, there were no permanent differences. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated traders loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

14

Notes to Financial Statements (Continued)

December 31, 2019

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2 billion	0.15%
$2 billion and more	0.17%

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $129,905 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,677.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

15

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $1,011,890.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $47,904,508 and sales of $38,128,884 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

16

Notes to Financial Statements (Continued)

December 31, 2019

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,648,886	$34,675,676	$37,324,562	$—	$37,324,562

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

17

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$895,784	$20,974,044	$21,869,828	$—	$21,869,828

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,941,303	$29,601,638	$32,542,941	$—	$76,596,348	$109,139,289

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$374,289,591	$76,596,348	$—	$76,596,348

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Global Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

19

Supplemental Information

December 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 68.16%.

The Fund designates $34,675,676, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $2,053,260 or $0.1515 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $461,342 or $0.0340 per outstanding share.

20

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

21

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

22

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

23

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

24

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

25

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

26

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

27

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

● The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.

● The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.

● The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.

● The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.

● The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

28

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

29

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Annual Report

December 31, 2019

American Funds NVIT Growth Fund

AR-AM-GR 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	American Funds NVIT Growth Fund

For the annual period ended December 31, 2019, the American Funds NVIT Growth Fund (Class II) returned 30.28%* versus 31.49% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Growth (consisting of 298 funds as of December 31, 2019), was 31.98% for the same period.

Below is the 2019 annual report commentary from the American Funds Insurance Series® Growth Fund (Growth Fund), which is the sole investment of the American Funds NVIT Growth Fund. The Growth Fund’s performance return shown below and the American Funds NVIT Growth Fund’s performance return given above are different because different expense ratios apply to the Growth Fund versus the American Funds NVIT Growth Fund.

The Growth Fund gained 31.11% for the 12 months ended December 31, 2019, compared with a 31.49% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information Technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Companies in the Communication Services sector contributed to relative results, led by Facebook, which was boosted by strong user and revenue growth. Investments in the Consumer Discretionary and Health Care sectors detracted from the Fund’s relative results. The Fund’s top detractor to relative returns was Information Technology company Apple. The Fund had a significantly lower investment in Apple compared to the Index and Apple proved to be one of the top performers for the year. Consider mentioning 3 contributors and 3 detractors — only talked about sectors and one detractor — that would make it more fair and balanced.

Although U.S. economic growth remained solid, the Fund’s portfolio managers are keeping a close watch on near-term economic indicators, such as wage growth, monetary policy and trade relations. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad near-term economic environments and remain optimistic that our global research will likely help us identify attractive long-term investment opportunities.

Need to include whether the Fund uses derivatives or not.

Portfolio Managers:

Mark L. Casey, Michael T. Kerr, Anne-Marie Peterson, Andraz Razen and Alan J. Wilson — Capital Research and Management CompanySM

*	High double-digit returns are unusual and cannot be sustained.

[1]	Source: S&P Dow Jones Indices LLC.

Growth Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth Fund (the “Master Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share

3

Fund Commentary (cont.)	American Funds NVIT Growth Fund

of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Performance	American Funds NVIT Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class II	30.28%	13.94%	13.53%
S&P 500® Index	31.49%	11.70%	13.56%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.14%	0.99%

^

Current effective prospectus dated April 30, 2019. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (cont.)	American Funds NVIT Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth Fund versus performance of the S&P 500® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	American Funds NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,119.00	3.42	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Assets and Liabilities

December 31, 2019

American Funds NVIT Growth Fund
Assets:
Investment in Master Fund (cost $652,950,708) (Note 1)	$751,164,168
Receivable for investment sold	58,757
Receivable for capital shares issued	54,179
Prepaid expenses	1,076

Total Assets	751,278,180

Liabilities:
Payable for capital shares redeemed	112,936
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Fund administration fees	25,432
Master feeder service provider fee	62,885
Distribution fees	157,261
Administrative servicing fees	152,156
Accounting and transfer agent fees	115
Trustee fees	100
Custodian fees	5,077
Compliance program costs (Note 3)	728
Professional fees	10,648
Printing fees	67,551
Other	1,209

Total Liabilities	596,171

Net Assets	$750,682,009

Represented by:
Capital	$575,232,143
Total distributable earnings (loss)	175,449,866

Net Assets	$750,682,009

Net Assets:
Class II Shares	$750,682,009

Total	$750,682,009

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	8,572,819

Total	8,572,819

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$87.57

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2019

American Funds NVIT Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$6,834,189

Total Income	6,834,189

EXPENSES:
Fund administration fees	193,554
Master feeder service provider fees	1,713,018
Distribution fees Class II Shares	1,713,018
Administrative servicing fees Class II Shares	1,713,018
Professional fees	40,939
Printing fees	11,033
Trustee fees	24,335
Custodian fees	25,669
Accounting and transfer agent fees	568
Compliance program costs (Note 3)	2,814
Other	15,042

Total expenses before fees waived	5,453,008

Master feeder service provider fees waived (Note 3)	(1,027,816)

Net Expenses	4,425,192

NET INVESTMENT INCOME	2,408,997

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	71,505,670
Net realized gains from transactions in investment security	13,173,605

Net realized gains	84,679,275

Net change in unrealized appreciation/depreciation in the value of investment security	92,759,167

Net realized/unrealized gains	177,438,442

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$179,847,439

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	American Funds NVIT Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$2,408,997	$224,397
Net realized gains	84,679,275	112,566,391
Net change in unrealized appreciation/depreciation	92,759,167	(113,124,434)

Change in net assets resulting from operations	179,847,439	(333,646)

Distributions to Shareholders From:
Distributable earnings:
Class II	(100,580,731)	(67,318,137)

Change in net assets from shareholder distributions	(100,580,731)	(67,318,137)

Change in net assets from capital transactions	69,933,186	12,586,633

Change in net assets	149,199,894	(55,065,150)

Net Assets:
Beginning of year	601,482,115	656,547,265

End of year	$750,682,009	$601,482,115

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$39,354,536	$46,479,200
Dividends reinvested	100,580,731	67,318,137
Cost of shares redeemed	(70,002,081)	(101,210,704)

Total Class II Shares	69,933,186	12,586,633

Change in net assets from capital transactions	$69,933,186	$12,586,633

SHARE TRANSACTIONS:
Class II Shares
Issued	467,602	502,280
Reinvested	1,281,773	751,151
Redeemed	(805,999)	(1,103,462)

Total Class II Shares	943,376	149,969

Total change in shares	943,376	149,969

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2019	$78.84	0.30	22.00	22.30	(0.32)	(13.25)	(13.57)	$87.57	30.28%		$750,682,009	0.65%	0.35%	0.80%	9.42%
Year Ended December 31, 2018	$87.78	0.03	0.54	0.57	(0.29)	(9.22)	(9.51)	$78.84	(0.66%	)	$601,482,115	0.65%	0.03%	0.80%	13.98%
Year Ended December 31, 2017	$74.43	0.10	20.06	20.16	(0.27)	(6.54)	(6.81)	$87.78	27.80%		$656,547,265	0.65%	0.12%	0.80%	6.47%
Year Ended December 31, 2016	$86.31	0.32	6.60	6.92	(0.20)	(18.60)	(18.80)	$74.43	9.06%		$500,495,897	0.65%	0.39%	0.80%	8.45%
Year Ended December 31, 2015	$84.05	0.20	5.05	5.25	(0.64)	(2.35)	(2.99)	$86.31	6.43%		$476,355,527	0.65%	0.23%	0.80%	6.31%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Expenses do not include expenses from the Master Fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2019 was 2.64%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

12

Notes to Financial Statements (Continued)

December 31, 2019

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

13

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to capital distributions from the Master Fund. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

14

Notes to Financial Statements (Continued)

December 31, 2019

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2 billion	0.15%
$2 billion and more	0.17%

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $193,554 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $2,814.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

15

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $1,713,018.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $107,811,671 and sales of $64,492,519 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

16

Notes to Financial Statements (Continued)

December 31, 2019

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,399,171	$98,181,560	$100,580,731	$—	$100,580,731

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

17

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,058,395	$65,259,742	$67,318,137	$—	$67,318,137

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$6,087,498	$79,704,174	$85,791,672	$—	$89,658,194	$175,449,866

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$661,505,974	$89,658,194	$—	$89,658,194

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

19

Supplemental Information

December 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $98,181,560, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

20

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

21

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

22

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

23

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

24

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

25

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

26

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

27

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

28

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

29

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Annual Report

December 31, 2019

American Funds NVIT Growth-Income  Fund

AR-AM-GI 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	American Funds NVIT Growth-Income Fund

For the annual period ended December 31, 2019, the American Funds NVIT Growth-Income Fund (Class II) returned 25.67%* versus 31.49% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Blend (consisting of 289 funds as of December 31, 2019), was 30.66% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Below is the 2019 annual report commentary from the American Funds Insurance Series® Growth-Income Fund (Growth-Income Fund), which is the sole investment of the American Funds NVIT Growth-Income Fund. The Growth-Income Fund’s performance return shown below and the American Funds NVIT Growth-Income Fund’s performance return given above are different because different expense ratios apply to the Growth-Income Fund versus the American Funds NVIT Growth-Income Fund.

Growth-Income Fund gained 26.46% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 31.49%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Regarding the fund, investments in the industrials sector contributed the most to the fund’s relative returns. Among industrials, aircraft component manufacturer TransDigm Group added the most to the fund’s relative results. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.

Portfolio Managers:

J. Blair Frank, Claudia P. Huntington, S. Keiko McKibben, Donald D. O’Neal, William L. Robbins and Dylan Yolles — Capital Research and Management CompanySM

* High double-digit returns are unusual and cannot be sustained.

1 Source: S&P Dow Jones Indices LLC.

Growth-Income Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Growth-Income Fund (the “Fund”) is considered a “feeder” fund because it invests all its assets in the Class 1 shares of the master fund, the Growth-Income Fund (the “Master Growth-Income Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have

3

Fund Commentary (cont.)	American Funds NVIT Growth-Income Fund

more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Growth funds may underperform other funds that use different investing styles. The Fund also is subject to dividend risk. Income provided by the Fund could be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Master Growth-Income Fund invests. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Performance	American Funds NVIT Growth-Income Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class II	25.67%	10.97%	12.10%
S&P 500® Index	31.49%	11.70%	13.56%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.07%	0.92%

^

Current effective prospectus dated April 30, 2019. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (cont.)	American Funds NVIT Growth-Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth-Income Fund versus performance of the S&P 500® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	American Funds NVIT Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth-Income Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,085.10	3.36	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Assets and Liabilities

December 31, 2019

American Funds NVIT Growth- Income Fund
Assets:
Investment in Master Fund (cost $3,308,580,161) (Note 1)	$3,729,087,212
Receivable for capital shares issued	250,961
Prepaid expenses	5,205

Total Assets	3,729,343,378

Liabilities:
Payable for investment purchased	231,907
Payable for capital shares redeemed	19,054
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Fund administration fees	87,837
Master feeder service provider fee	301,503
Distribution fees	779,365
Administrative servicing fees	723,244
Accounting and transfer agent fees	362
Trustee fees	100
Custodian fees	24,587
Compliance program costs (Note 3)	3,651
Professional fees	14,177
Printing fees	100,217
Other	5,459

Total Liabilities	2,291,536

Net Assets	$3,727,051,842

Represented by:
Capital	$2,893,394,466
Total distributable earnings (loss)	833,657,376

Net Assets	$3,727,051,842

Net Assets:
Class II Shares	$3,727,051,842

Total	$3,727,051,842

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	66,322,680

Total	66,322,680

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$56.20

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2019

American Funds NVIT Growth- Income Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$65,628,848

Total Income	65,628,848

EXPENSES:
Fund administration fees	801,260
Master feeder service provider fees	8,412,386
Distribution fees Class II Shares	8,409,815
Administrative servicing fees Class II Shares	8,409,815
Professional fees	144,040
Printing fees	20,741
Trustee fees	119,275
Custodian fees	119,805
Accounting and transfer agent fees	2,064
Compliance program costs (Note 3)	14,010
Other	86,181

Total expenses before fees waived	26,539,392

Master feeder service provider fees waived (Note 3)	(5,121,195)

Net Expenses	21,418,197

NET INVESTMENT INCOME	44,210,651

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	331,739,007
Net realized gains from transactions in investment security	47,898,533

Net realized gains	379,637,540

Net change in unrealized appreciation/depreciation in the value of investment security	337,464,726

Net realized/unrealized gains	717,102,266

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$761,312,917

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	American Funds NVIT Growth-Income Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$44,210,651	$32,396,720
Net realized gains	379,637,540	326,752,389
Net change in unrealized appreciation/depreciation	337,464,726	(414,043,764)

Change in net assets resulting from operations	761,312,917	(54,894,655)

Distributions to Shareholders From:
Distributable earnings:
Class II	(352,493,876)	(283,595,991)

Change in net assets from shareholder distributions	(352,493,876)	(283,595,991)

Change in net assets from capital transactions	412,641,747	122,916,803

Change in net assets	821,460,788	(215,573,843)

Net Assets:
Beginning of year	2,905,591,054	3,121,164,897

End of year	$3,727,051,842	$2,905,591,054

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$236,881,120	$113,716,031
Dividends reinvested	352,493,876	283,595,991
Cost of shares redeemed	(176,733,249)	(274,395,219)

Total Class II Shares	412,641,747	122,916,803

Change in net assets from capital transactions	$412,641,747	$122,916,803

SHARE TRANSACTIONS:
Class II Shares
Issued	4,465,001	2,009,325
Reinvested	6,768,316	5,095,149
Redeemed	(3,135,318)	(4,645,665)

Total Class II Shares	8,097,999	2,458,809

Total change in shares	8,097,999	2,458,809

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth-Income Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2019	$49.90	0.72	11.61	12.33	(0.76)	(5.27)	(6.03)	$56.20	25.67%		$3,727,051,842	0.64%	1.31%	0.79%	5.44%
Year Ended December 31, 2018	$55.97	0.59	(1.25)	(0.66)	(0.60)	(4.81)	(5.41)	$49.90	(2.18%	)	$2,905,591,054	0.64%	1.03%	0.79%	8.87%
Year Ended December 31, 2017	$51.67	0.56	10.25	10.81	(0.81)	(5.70)	(6.51)	$55.97	21.93%		$3,121,164,897	0.64%	1.02%	0.79%	7.37%
Year Ended December 31, 2016	$54.81	0.62	4.99	5.61	(0.68)	(8.07)	(8.75)	$51.67	11.09%		$2,642,415,411	0.64%	1.15%	0.79%	3.07%
Year Ended December 31, 2015	$59.03	0.58	(0.12)	0.46	(0.52)	(4.16)	(4.68)	$54.81	1.09%		$2,212,405,870	0.64%	0.98%	0.79%	4.16%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Expenses do not include expenses from the Master Fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth-Income Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2019 was 10.35%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

12

Notes to Financial Statements (Continued)

December 31, 2019

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

13

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to capital distributions from the Master Fund. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

14

Notes to Financial Statements (Continued)

December 31, 2019

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2.7 billion	0.15%
$2.7 billion and up to $3.2 billion	0.16%
$3.2 billion and up to $3.75 billion	0.165%
$3.75 billion and more	0.17%

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $801,260 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $14,010.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly

15

Notes to Financial Statements (Continued)

December 31, 2019

owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $8,409,815.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $619,378,430 and sales of $182,943,081 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

16

Notes to Financial Statements (Continued)

December 31, 2019

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$44,638,871	$307,855,005	$352,493,876	$—	$352,493,876

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

17

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$31,546,508	$252,049,483	$283,595,991	$—	$283,595,991

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$58,701,724	$362,446,894	$421,148,618	$—	$412,508,758	$833,657,376

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$3,316,578,454	$412,508,758	$—	$412,508,758

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Growth-Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Growth-Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

19

Supplemental Information

December 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $307,855,005, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

20

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

21

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

22

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

23

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

24

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

25

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

26

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

27

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

28

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

29

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

American Funds Insurance Series® Annual report for the year ended December 31, 2019 We believe in investing in global companies for the long term Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series, by Capital Group, is

the underlying investment vehicle for many variable

annuities and insurance products. For nearly 90 years,

Capital Group has invested with a long-term focus

based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

49	Global Small Capitalization Fund

52	Growth Fund

55	International Fund

58	New World Fund®

61	Blue Chip Income and Growth Fund

64	Global Growth and Income Fund

67	Growth-Income Fund

70	International Growth and Income Fund

73	Capital Income Builder®

78	Asset Allocation Fund

84	Global Balanced Fund

90	Bond Fund

95	Global Bond Fund

102	High-Income Bond Fund

106	Mortgage Fund

110	Ultra-Short Bond Fund

111	U.S. Government/AAA-Rated Securities Fund

116	Managed Risk Growth Fund

117	Managed Risk International Fund

118	Managed Risk Blue Chip Income and Growth Fund

119	Managed Risk Growth-Income Fund

121	Managed Risk Asset Allocation Fund

122	Financial statements

Fellow investors:

Global stocks generated the best one-year returns in a decade as measured by the 26.60% gain in the MSCI ACWI (All Country World Index)1,2 boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. These returns were assisted by a low starting point for 2019, after sharp market declines in the last quarter of 2018. Information technology companies posted the highest returns, with a gain of nearly 48% (as measured by the MSCI World Index). The sector was driven by strong growth from U.S. tech giants such as Apple, Microsoft and Facebook. The next best sector, industrials, rose 28% amid an improving outlook for trade activity and global economic growth.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs, with an increase of 31.64% recorded by the MSCI USA Index1,3. The current economic expansion became the longest in U.S. history, surpassing the 10-year boom from the 1990s. For the first 11 months of the year, average hourly earnings topped at least 3% annualized growth. In November, the unemployment rate fell to 3.5%, matching its lowest level in 50 years. The robust labor market supported consumer spending, more than offsetting weaker business sentiment and manufacturing. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. The central bank cut its policy rate three times in 2019 amid concerns over slowing economic growth, which perhaps helped prevent further slowing. In addition, potential bubbles like WeWork and certain billion-dollar tech “unicorns” were deflated without broad damage to the rest of the market.

European stocks rallied despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Boosted by easy monetary policy, European investors cheered aggressive interest rate cuts by the European Central Bank. The MSCI Europe Index1,4 gained 23.77% for the year. The progress of U.S.-China trade negotiations heavily influenced European markets throughout the year as share prices moved sharply higher or lower on the tenor of trade-related headlines. Germany’s auto industry was particularly hard hit. With Europe’s economy highly dependent on global trade, the announcement of a “phase one” trade deal between the U.S. and China in December helped to bolster investor sentiment heading into the new year. Elsewhere among developed markets, the Japanese economy expanded modestly through the first three quarters of 2019 despite a manufacturing slowdown driven largely by the U.S.-China trade dispute. The MSCI Japan Index1,5 rose 19.61% over the year.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

1Source: MSCI.

2The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

3The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market.

4MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.

American Funds Insurance Series        1

Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar. Growth stocks outpaced more defensive parts of the market, led by the information technology and consumer discretionary sectors. Overall, the MSCI Emerging Markets Investable Market Index1,6 gained 17.64% for the year. Chinese stocks rose despite slower growth and trade tensions with the U.S. Indian equities lagged most other emerging markets while Brazilian stocks posted their best annual return since 2016.

Bonds advanced as central banks around the world cut interest rates in an attempt to blunt concerns about a slowing economy. The Fed paused rate hikes for the first half of the year and cut three times in the second half and the federal funds rate ended the year between 1.50% and 1.75%. Credit saw very sizable returns, with the Bloomberg Barclays U.S. Corporate Investment Grade Index7,8 and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index7,9 gaining 14.54% and 14.32%, respectively. More broadly, the Bloomberg Barclays Global Aggregate Index7,10 was up 6.84%, while the Bloomberg Barclays U.S.

Aggregate Index7,11 advanced 8.72%. The J.P. Morgan Emerging Markets Bond Index7,12 – Global gained 14.42%.

In foreign exchange markets, the U.S. dollar rose nearly 2% against the euro while declining 1% against the yen. Meanwhile, the British pound ended the year with a historic rally after U.K. voters gave the Conservative Party a strong majority in Parliament, increasing the likelihood that the U.K. will be able to begin the Brexit process and leave the European Union.

Looking ahead

The current environment is rife with uncertainty, from trade-related disputes to geopolitical tensions to an upcoming U.S. presidential election. We will be following and analyzing each of these issues closely. In this environment, it would be reasonable to expect some volatility. Valuation measures are also giving mixed signals – some look high, some look just fine. So, we will continue to focus on individual securities and bring our research and judgment to bear. With our long-term approach, we welcome opportunities to see past short-term trends and invest our shareholder’s money for the long run.

Our time-tested process – based on extensive research, a long-term outlook and close attention to valuation – has served investors well over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 11, 2020

[5]	MSCI Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market results of Japan.
[6]

MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets.

[7]	Source: Bloomberg Index Services Ltd.
[8]

Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

[9]	Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[10]Bloomberg	Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[11]Bloomberg	Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
12JP

Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2        American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2021, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series        3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 35.61% for the 12 months ended December 31, 2019, compared with a 26.60% increase for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Information technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s higher-than-index position relative to the top performing information technology sector as well as individual stock selection in that sector boosted the fund’s returns compared with the index. The fund’s relative weightings in ASML and TSMC benefitted the fund as both outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Alibaba Group also helped the fund’s relative returns, as its returns outpaced the market.

The biggest drag on relative results was Apple – a stock the fund didn’t own – as it proved to be one of the strongest performers for the year.

On a geographic basis, stocks of companies domiciled in the Netherlands and Taiwan were additive to results, while stocks of companies based in the Philippines and Belgium lagged.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	45.0%	Denmark	1.2%	Other	.7%

	Other	1.7	Sweden	1.0

		46.7	Other	1.9

				31.8	Short-term securities & other assets less liabilities	1.5

	Europe
	Netherlands	7.6	Asia/Pacific Basin
					Total	100.0%

	United Kingdom	6.6	China	4.8
	France	5.8	Taiwan	4.7
	Switzerland	4.0	Hong Kong	3.0
	Germany	2.3	Japan	2.7
	Russian Federation	1.4	India	1.9
			Other	2.2

				19.3

Percent of net assets
Largest equity securities[2]	ASML	5.06%	Visa	3.16%
	Amazon	4.72	Alibaba Group	2.68
	TSMC	4.71	Airbus	2.36
	Microsoft	4.64	Broadcom	2.26
	Alphabet	3.67	AIA Group	2.04

4        American Funds Insurance Series

Global Growth Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
		1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

	Class 1	35.61%	12.01%	11.40%	10.21%	.57%
	Class 1A	35.22	11.74	11.13	9.94	.82
	Class 2	35.28	11.72	11.12	9.94	.82
	Class 4	34.87	11.44	10.89	9.68	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 31.84% for the 12 months ended December 31, 2019. Its benchmark, the MSCI All Country World Small Cap Index,[1] a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 24.65%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Fund holdings in the information technology sector contributed the most to relative returns. Information technology stock Paycom widely outpaced the broader market and was among the fund’s top contributors over the period. However, the fund’s holdings of health care companies NuCana and Evolent Health detracted from returns.

While investments in U.S. companies were additive to returns, investments in companies domiciled in the U.K. detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds nearly 300 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.

Percent of net assets

Country diversification	The Americas		Asia/Pacific Basin (continued)		Europe (continued)
	United States	42.9%	Australia	1.4%	Other	3.5%

	Brazil	3.9	Taiwan	1.1		22.6

	Canada	2.2	Other	.7

	Other	.7		23.3	Other regions

		49.7			Other	.3

			Europe
	Asia/Pacific Basin		United Kingdom	6.7
	India	5.9	Germany	3.6	Short-term securities & other assets less liabilities	4.1

	Japan	5.4	Italy	3.1
	China	5.2	Netherlands	2.6	Total	100.0%

	Hong Kong	1.9	Sweden	1.7
	Philippines	1.7	Switzerland	1.4

Percent of net assets

Largest equity securities[2]	Insulet	3.02%	CONMED	1.41%
	GW Pharmaceuticals	1.86	frontdoor	1.39
	Notre Dame Intermédica Participações	1.55	International Container Terminal Services	1.32
	Haemonetics	1.54	Cannae Holdings	1.31
	Allakos	1.41	Nihon M&A Center	1.28

6        American Funds Insurance Series

Global Small Capitalization Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

	Class 1	31.84%	8.95%	9.07%	9.70%	.76%
	Class 1A	31.56	8.70	8.81	9.43	1.01
	Class 2	31.52	8.68	8.80	9.43	1.01
	Class 4	31.24	8.41	8.54	9.16	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 31.11% for the 12 months ended December 31, 2019, compared with a 31.49% increase in its benchmark index, Standard & Poor’s 500 Composite Index,[1] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Companies in the communication services sector contributed to relative results, led by Facebook, which was boosted by strong user and revenue growth. Investments in the consumer discretionary and health care sectors detracted from the fund’s relative results. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year.

Although U.S. economic growth remained solid, the fund’s portfolio managers are keeping a close watch on near-term economic indicators, such as wage growth, monetary policy and trade relations. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad near-term economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Percent of net assets
Largest equity securities[2]	Microsoft	5.80%	UnitedHealth Group	3.30%
	Facebook	5.46	Tesla	2.80
	Netflix	3.70	Broadcom	2.70
	Amazon	3.62	ASML	2.24
	Alphabet	3.33	Intuitive Surgical	2.18

8        American Funds Insurance Series

Growth Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1	31.11%	14.67%	14.27%	12.92%	.36%
	Class 1A	30.79	14.39	13.99	12.64	.61
	Class 2	30.77	14.38	13.98	12.64	.61
	Class 3	30.86	14.46	14.06	12.72	.54
	Class 4	30.44	14.10	13.72	12.37	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 23.21% for the 12 months ended December 31, 2019. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), increased 21.51%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Information technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the communication services and financials sectors boosted relative returns with Amsterdam-based Altice Europe among the top contributors thanks to better than expected growth. One of the biggest detractors to relative returns was health-care sector stock Teva Pharmaceutical, whose stock price suffered amid continued opioid litigation.

The fund’s portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities in particular within those regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

					Percent of net assets
Country diversification	Asia/Pacific Basin		Europe (continued)		Other regions
	Japan	16.2%	Germany	4.4%	Other	1.2%

	China	12.1	Netherlands	3.5
	India	8.7	Spain	2.6	Short-term securities & other assets less liabilities	5.3

	Hong Kong	7.2	Other	2.1

	South Korea	2.8		33.9	Total	100.0%

	Australia	1.3
	Taiwan	1.1	The Americas
	Philippines	1.0	Brazil	4.0
	Other	1.2	Canada	2.1

		51.6	United States	1.5

			Other	.4

	Europe			8.0

	France	9.5
	United Kingdom	6.7
	Switzerland	5.1

			Percent of net assets
Largest equity securities[2]	AIA Group	4.28%	Vale	2.03%
	Airbus Group	3.97	ASML	2.02
	Alibaba Group Holding	3.44	Kotak Mahindra Bank	1.90
	HDFC Bank	3.36	Grifols	1.81
	Novartis	2.47	SoftBank	1.80

10        American Funds Insurance Series

International Fund

How a hypothetical $10,000 investment has grown
Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
		1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio
	Class 1	23.21%	7.14%	6.29%	8.21%	.55%
	Class 1A	22.90	6.89	6.04	7.94	.80
	Class 2	22.88	6.87	6.03	7.94	.80
	Class 3	23.05	6.95	6.10	8.02	.73
	Class 4	22.67	6.61	5.79	7.68	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was up 29.47% for the 12 months ended December 31, 2019. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was up 26.60%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), increased by 18.42%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s relative returns outpaced emerging markets in general. Investments in the information technology and financial sectors were beneficial to the fund. Payment processing company PagSeguro contributed to relative returns as its stock price rose on the back of strong revenue growth. Among detractors, the fund’s lower investment in Apple compared with the MSCI ACWI hurt relative results as it outpaced the overall market.

The fund’s portfolio managers continue to pursue a bottom-up approach to investing and search for undervalued companies with solid foundations around the world, as well as stocks that are domestically focused and more insulated from geopolitical events given increased volatility at this point in the market cycle.

					Percent of net assets
Country diversification	Asia/Pacific Basin		The Americas (continued)		Other regions
	India	13.4%	Canada	1.0%	Other	2.0%

	China	8.6	Other	1.0

	Taiwan	4.0		37.0	Short-term securities & other assets less liabilities	6.5

	Japan	3.8
	Hong Kong	2.8	Europe		Total	100.0%
	Australia	2.1	United Kingdom	4.0
	Other	2.4	France	2.8
		37.1	Russian Federation	2.5
			Germany	2.2
	The Americas		Switzerland	2.1
	United States	22.6	Other	3.8

	Brazil	12.4		17.4

			Percent of net assets
Largest equity securities[2]	Reliance Industries	6.52%	StoneCo	1.89%
	TSMC	3.16	Kotak Mahindra Bank	1.85
	PagSeguro	2.65	Vale	1.71
	Microsoft	2.26	B3	1.59
	HDFC Bank	2.09	Kweichow Moutai	1.51

12        American Funds Insurance Series

New World Fund

How a hypothetical $10,000 investment has grown
Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
		1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio
	Class 1	29.47%	8.20%	6.30%	8.49%	.77%	.59%
	Class 1A	29.11	7.93	6.04	8.22	1.02	.84
	Class 2	29.15	7.94	6.03	8.22	1.02	.84
	Class 4	28.82	7.67	5.78	7.95	1.27	1.09

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

[2]The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 21.66% for the 12 months ended December 31, 2019, trailing the 31.49% rise in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Certain investments in health care helped the fund’s results relative to the index. Among the fund’s top contributors to relative returns within health care was UnitedHealth Group, as it consistently surpassed earnings estimates each quarter throughout the year. Another top contributor was QUALCOMM, where an improved relationship with Apple and the prospect of a 5G wireless network bolstered both earnings prospects and the company’s valuation.

Other holdings in the health care sector hindered relative returns. Investments in pharmaceutical companies, such as AbbVie and Teva Pharmaceutical, hurt results relative to the index. Overall, this proved to be a relatively disappointing year for the fund, but we continue to believe the focus on dividend-paying stocks will pay off over the long term.

Nearer term, the fund’s portfolio managers are aware that the market is keeping a close watch on U.S. monetary policy, our trade relationships and the current shape of the yield curve and their implications on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

			Percent of net assets
Largest equity securities[2]	Abbott Laboratories	4.93%	Amgen	3.10%
	Microsoft	4.19	Facebook	2.96
	Exxon Mobil	3.67	EOG Resources	2.90
	UnitedHealth Group	3.60	CSX	2.83
	AbbVie	3.44	Philip Morris International	2.75

14        American Funds Insurance Series

Blue Chip Income and Growth Fund

How a hypothetical $10,000 investment has grown
Total returns based on a $1,000 investment	For periods ended December 31, 2019[4]
		1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio
	Class 1	21.66%	8.63%	11.54%	6.71%	.43%
	Class 1A	21.35	8.38	11.27	6.44	.68
	Class 2	21.38	8.38	11.27	6.44	.68
	Class 4	21.03	8.09	11.04	6.20	.93

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

[4]Periodsgreater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund advanced 31.39% for the 12 months ended December 31, 2019, compared with a 26.60% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The fund’s relative performance benefited from specific stock selection, particularly within the industrials and energy sectors. Industrial company Airbus rallied on positive tail winds from strong global demand, and likely benefited from Boeing’s troubles with its 737MAX. On the downside, some investments in the materials sector hindered relative returns. In particular, Brazil’s Vale was a top relative detractor.

On a country basis, holdings in Japan and France contributed the most to relative returns, and holdings in the U.S. and Canada were a drag on returns (the former due to a lower-than-index position).

The fund’s portfolio managers recognize that we are experiencing a slowdown in global economic growth. With dovish monetary strategy back under consideration in the U.S. and Europe, the fund’s managers remain cautiously optimistic about the prospects for the global economy and are monitoring the potential impact on global growth. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with strong positions in their industries, sustainable growth and income opportunities globally – including emerging markets.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	35.5%	Italy	1.4%	Other	.2%

	Brazil	6.9	Ireland	1.2
	Canada	2.0	Other	1.7	Short-term securities & other assets less liabilities	1.4

	Other	.2		29.6

		44.6			Total	100.0%

			Asia/Pacific Basin
	Europe		Japan	6.9
	France	7.1	Taiwan	4.5
	Germany	4.8	India	4.0
	United Kingdom	4.3	Australia	3.5
	Switzerland	2.7	China	1.9
	Russian Federation	2.6	Hong Kong	1.5
	Netherlands	2.1	Other	1.9

	Denmark	1.7		24.2

			Percent of net assets
Largest equity securities[2]	TSMC	4.48%	E.ON	1.82%
	Nintendo	4.45	Alphabet	1.81
	Airbus Group	4.28	PagSeguro	1.80
	Reliance Industries	2.70	Broadcom	1.79
	Microsoft	2.07	CCR	1.69

16        American Funds Insurance Series

Global Growth and Income Fund

How a hypothetical $10,000 investment has grown
Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
		1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio
	Class 1	31.39%	9.88%	10.13%	7.56%	.66%
	Class 1A	31.04	9.64	9.87	7.30	.91
	Class 2	31.14	9.61	9.86	7.29	.91
	Class 4	30.73	9.32	9.60	7.04	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]Periods greater than one year are annualized.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 26.46% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 31.49%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Regarding the fund, investments in the industrials sector contributed the most to the fund’s relative returns. Among industrials, aircraft component manufacturer TransDigm Group added the most to the fund’s relative results. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.

			Percent of net assets
Largest equity securities[2]	Microsoft	4.14%	Broadcom	2.00%
	Facebook	3.89	Abbott Laboratories	1.64
	UnitedHealth Group	2.56	JPMorgan Chase	1.55
	Netflix	2.11	Amazon	1.52
	Alphabet	2.02	Amgen	1.34

18        American Funds Insurance Series

Growth-Income Fund

How a hypothetical $10,000 investment has grown
Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio
	Class 1	26.46%	11.68%	12.81%	11.46%	.30%
	Class 1A	26.14	11.42	12.54	11.18	.55
	Class 2	26.14	11.40	12.53	11.18	.55
	Class 3	26.24	11.48	12.61	11.26	.48
	Class 4	25.86	11.12	12.26	10.91	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]Periods greater than one year are annualized.

					Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund gained 23.06% for the 12 months ended December 31, 2019, compared to the 21.51% increase in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared to near record highs in December as the U.S. and China agreed to a limited trade war truce with the aim of avoiding the imposition of new tariffs and other protectionist measures. Technology stocks posted the highest returns with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

The top contributors to the fund’s relative returns were the consumer discretionary and utilities sectors due in part to good stock selection. Luckin Coffee was the top contributor to the fund’s relative returns as it benefited from strong growth in the Chinese retail coffee market. Health care stock Daiichi Sankyo also contributed strong relative returns.

On the downside, investments in the energy and real estate sectors detracted from the fund’s relative returns. Among energy stocks, Royal Dutch Shell was one of the fund’s biggest drags on returns as a result of lower oil prices and market volatility.

The fund’s portfolio managers follow signs of some economic weakness in Europe and parts of emerging markets, as well as a number of geopolitical uncertainties, with an aim to preserve value in any potential market correction while being in a position to take advantage of buying opportunities, should they present themselves later in the year.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin (continued)		Short-term securities & other assets less liabilities	8.4%
	United Kingdom	12.1%	Singapore	2.3%
	France	9.5	Taiwan	2.1	Total	100.0%
	Switzerland	5.9	South Korea	1.0
	Germany	3.5	Other	2.5
	Netherlands	3.0		41.7
	Spain	3.0
	Russian Federation	2.5	The Americas
	Sweden	1.1	Brazil	3.3
	Other	1.9	Canada	1.6
		42.5	Mexico	.3
				5.2

	Asia/Pacific Basin
	Japan	14.0	Other regions
	China	9.7	Turkey	1.8
	Hong Kong	6.5	Israel	.4
	India	3.6		2.2

					Percent of net assets
Largest equity securities[2]	Royal Dutch Shell		4.53%	Zurich		2.52%
	Novartis		3.18	E.ON		2.49
	HDFC Bank		2.92	Daiichi Sankyo		2.47
	Rio Tinto		2.61	Airbus Group		2.11
	Luckin Coffee		2.59	Sun Hung Kai Properties		2.11

20        American Funds Insurance Series

International Growth and Income Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
		1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio
	Class 1	23.06%	5.73%	5.79%	9.32%	.67%
	Class 1A	22.76	5.49	5.53	9.06	.92
	Class 2	22.76	5.46	5.52	9.04	.92
	Class 4	22.47	5.20	5.30	8.81	1.17

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, gained 18.16% for the 12 months ended December 31, 2019. During the same period, the MSCI ACWI (All Country World Index)[1], free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), gained 26.60%. The Bloomberg Barclays U.S. Aggregate Index[2], which represents the U.S. investment-grade (rated BBB/ Baa and above) fixed-rate bond market, gained 8.72%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index[3] gained 21.21%. The Lipper Global Equity Income Funds Average[4], a measure of similar funds, was up 21.01%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

In the equity portfolio, the top contributors in relative terms were the utilities and consumer discretionary sectors. American Tower added the most to the fund’s relative returns as it notched higher returns than the general market.

On the downside, the information technology sector, which comprised the second-largest share of the fund’s equity holdings, detracted from returns. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year. The fund’s fixed income portfolio was a drag on relative results.

The current market environment is rife with uncertainty. Given that the U.S. is late in the economic cycle, the fund’s portfolio managers are paying close attention to companies’ leverage and are more sharply focused on monitoring balance sheets. They seek to avoid companies that take on debt to pay dividends, and are focused on identifying companies with strong business models and a commitment to paying and growing dividends over time. Higher interest rates should also allow portfolio managers to reinvest bond coupon payments into higher yielding securities, thereby generating more income from the bond portfolio.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Short-term securities & other assets less liabilities	8.5%
	United States	52.8%	Netherlands	1.0%
	Canada	2.5	Other	1.4	Total	100.0%
		55.3		24.9

	Europe		Asia/Pacific Basin
	United Kingdom	12.4	Hong Kong	4.0
	France	3.3	Taiwan	2.6
	Switzerland	2.9	Japan	2.3
	Italy	1.6	China	1.6
	Sweden	1.2	Other	.8
	Denmark	1.1		11.3

22        American Funds Insurance Series

Capital Income Builder

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[5]
		1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio
	Class 1	18.16%	5.13%	4.53%	.54%	.28%
	Class 1A	17.90	4.87	4.28	.79	.53
	Class 2	17.89	4.94	4.37	.79	.53
	Class 4	17.62	4.61	4.01	1.04	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

¹Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Source: Bloomberg Index Services Ltd.

[3]Data Sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

[4]Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

[5]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 21.54% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index[1], a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was up 31.49% over the same period, while the Bloomberg Barclays U.S. Aggregate Index[2], which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 8.72%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index[3], gained 22.18%. Effective May 1, 2020, the fund has elected to use the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the financials sector – one of the fund’s largest sector holdings – contributed to the fund’s relative returns. Within financials, Arch Capital Group, Berkshire Hathaway and Apollo boosted results, as all three companies had at least double-digit returns that outpaced the general market. On the downside, health care stock AbbVie detracted from relative returns as its best-selling drug Humira faced generic competition. The fund’s fixed income investments somewhat detracted from relative returns due to duration positioning and security selection.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

				Percent of net assets
Largest equity securities[4]	Microsoft	3.96%	Northrop Grumman	1.82%
	Broadcom	2.42	Johnson & Johnson	1.70
	UnitedHealth Group	2.16	Humana	1.69
	ASML	2.09	Boeing	1.68
	Philip Morris International	1.94	Charter Communications	1.67

24        American Funds Insurance Series

Asset Allocation Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[5]
		1 year	5 years	10 years	Lifetime (since August 1, 1989)	Expense ratio

	Class 1	21.54%	8.59%	10.19%	8.63%	.31%
	Class 1A	21.19	8.33	9.92	8.36	.56
	Class 2	21.23	8.32	9.92	8.36	.56
	Class 3	21.30	8.40	10.00	8.44	.49
	Class 4	20.92	8.05	9.69	8.11	.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Source: Bloomberg Index Services Ltd.

[3]Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

[4]The information shown does not include cash and cash equivalents, which includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[5]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund gained 20.79% for the 12 months ended December 31, 2019. The MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), increased by 26.60%, while the Bloomberg Barclays Global Aggregate Index,[2] a measure of global investment-grade bonds (rated BBB/Baa and above), increased 6.84%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index,[3] a blend of the two indexes, gained 18.55%.

Global stocks generated the best returns in a decade, boosted by aggressive central bank stimulus measures and easing trade tensions toward the end of the year. U.S. stocks soared near record highs in December as the U.S. and China agreed to a limited trade war truce. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions.

The fund’s higher-than-index position relative to the top performing information technology sector as well as individual stock selection in that sector boosted the fund’s returns compared with the index. The fund’s fixed income investments also helped relative returns. On the downside, investments in tobacco company Altria detracted from the fund’s relative returns as its share price dipped lower than the broader market.

The fund’s portfolio managers exercise caution and continue to monitor cross-border trade discussions that could lead to further tensions on the one hand and central bank activity on the other, which could result in lower rates. Rate reductions could help mitigate some of the negative economic impacts of a reduction in global trade. Portfolio managers continue to stay the course of focusing on global research and stock-by-stock, bottom-up analysis.

	Percent of net assets			Percent of net assets

Largest sectors in common stock holdings	Information technology	13.8%	Largest fixed income holdings (by issuer)[4]	U.S. Treasury	11.7%
	Health care	11.0		Japanese Government	4.0
	Financials	9.5		Fannie Mae	.8
	Consumer staples	9.0		Italian Government	.8
	Industrials	7.4		Greek Government	.7

					Percent of net assets
Currency diversification		Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total

	U.S. dollars	32.6%	18.5%	(1.0)%	3.2%	53.3%
	Euros	8.6	3.8	1.4	–	13.8
	British pounds	7.3	.3	.8	.1	8.5
	Japanese yen	2.8	4.4	–	–	7.2
	Swiss francs	4.4	–	–	–	4.4
	New Taiwan dollars	2.2	–	–	–	2.2
	Hong Kong dollars	2.0	–	–	–	2.0
	Danish krone	1.3	.2	–	–	1.5
	Canadian dollars	.6	.3	–	.3	1.2
	Brazilian Real	1.1	.2	(.2)	–	1.1
	Other currencies	1.3	4.5	(1.0)	–	4.8
						100.0%
					Percent of net assets
Largest equity securities[4]	Merck	2.42%	Microsoft			1.79%
	ASML	2.35	Nestlé			1.59
	AstraZeneca	2.34	British American Tobacco			1.52
	TSMC	2.18	Altria			1.40
	Broadcom	1.94	JPMorgan Chase			1.40

26        American Funds Insurance Series

Global Balanced Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[5]
				Lifetime	Expense ratio
		1 year	5 years	(since May 2, 2011)

	Class 1	20.79%	7.25%	6.49%	.73%
	Class 1A	20.54	7.02	6.24	.98
	Class 2	20.44	6.97	6.21	.98
	Class 4	20.21	6.76	6.09	1.23

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.

[2]Source: Bloomberg Index Services Ltd.

[3]Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[4]The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[5]Periods greater than one year are annualized.

				Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 9.70% for the 12 months ended December 31, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index[1], which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 8.72%.

The Federal Reserve began the year by pausing its rate hike campaign in response to market turbulence at the end of 2018. It then began to cut the federal funds rate over the summer. It reduced the rate three times to end the year with the target in a range of 1.50%-1.75%.

Security selection within agency mortgage backed pass-through securities was the primary detractor from relative results over the period. On the positive side, the fund benefitted from active duration management as interest rates declined over the period. Sector selection was also a positive factor as out-of-benchmark investments in Treasury Inflation Protected Securities (TIPS), investment grade corporate bonds, high yield, and emerging markets all helped results.

With the current economic expansion now more than 10 years old, it is the longest in the post-war period. While we expect the expansion to continue in 2020, late cycle economies may be susceptible to risks or idiosyncratic problems throwing them off balance. For that reason, we feel strongly that a core bond fund like Bond Fund should remain conservatively positioned with a long-term focus. Managers remain committed to pursuing all four roles of fixed income: income, diversification from equities, capital preservation and inflation protection. We aim to manage a fund that will help to provide stability for your portfolio in any market environment.

			Percent of net assets
Largest holdings (by issuer)[2]	U.S. Treasury	28.74%	Teva Pharmaceutical	1.92%
	Fannie Mae	14.84	State of Illinois	1.52
	Freddie Mac	10.61	Broadcom	1.31
	Ginnie Mae	3.84	Southern California Edison	1.02
	UMBS	2.73	Japanese Government	1.02

28        American Funds Insurance Series

Bond Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]

		1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio

	Class 1	9.70%	3.31%	3.87%	4.72%	.40%
	Class 1A	9.36	3.06	3.62	4.46	.65
	Class 2	9.36	3.05	3.60	4.46	.65
	Class 4	9.08	2.78	3.36	4.21	.90

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]Periods greater than one year are annualized.

					Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund gained 8.08% for the 12 months ended December 31, 2019. This outpaced the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index[1], which measures global investment-grade bonds (rated BBB/Baa and above) and increased 6.84%.

Government bonds advanced as central banks around the world cut interest rates in an attempt to blunt the negative effects of a trade war. After raising rates in 2018, the U.S. Federal Reserve abruptly changed course and cut rates three times in 2019. Many other central banks followed the same path, while the European Central Bank took rates further into negative territory. The Treasury curve ultimately steepened after some flattening amid declining yields. Credit saw very sizable returns, with investment-grade and high-yield bonds gaining more than 14%. U.S. corporate spreads tightened sharply, by 60 basis points, to end at 93 basis points on an option-adjusted basis. The federal funds rate ended the year between 1.50% and 1.75%.

Sector/industry allocation helped results relative to the market index, as did careful security selection and the fund’s chosen exposure to countries. Investments in government bonds from Greece and Mexico were the largest individual contributors to relative results while Argentine government bonds were among the larger individual detractors.

As growth in the U.S. moderates, the fund’s portfolio managers seek to identify long-term investments around the world such as in emerging markets where corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

			Percent of net assets

	Currency weighting (after hedging) by country		Non-U.S. government bonds by country

	United States[2]	42.7%	Japan		12.4%
	Eurozone[3]	20.7	Eurozone[3]:
	Japan	15.8	Italy	4.2
	United Kingdom	4.9	Greece	3.9
	Canada	2.2	Germany	1.3
	China	2.2	France	1.1
	Malaysia	1.6	Other	1.6	12.1
	Denmark	1.4	China		3.3
	India	1.2	India		1.8
	Australia	1.0	Malaysia		1.8
	Other	6.3	Brazil		1.6
	Total	100.0%	South Africa		1.5
			Romania		1.5
			Canada		1.4
			Mexico		1.4
			United Kingdom		1.3
			Israel		1.2
			Norway		1.2
			Other		9.7
			Total		52.2%

					Percent of net assets

Largest holdings
(by issuer)[4]	U.S. Treasury	13.81%	Canadian Government		2.29%
	Japanese Government	12.38	Freddie Mac		2.21
	Greek Government	4.25	Chinese Government		1.97
	Italian Government	4.24	Malaysian Government		1.83
	Fannie Mae	2.93	China Development Bank		1.72

30        American Funds Insurance Series

Global Bond Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[6]
		1 year	5 years	10 years	Lifetime (since October 4, 2006)	Gross expense ratio	Net expense ratio

	Class 1	8.08%	2.54%	2.85%	4.07%	.59%	.50%
	Class 1A	7.75	2.33	2.61	3.82	.84	.75
	Class 2[7]	7.77	2.29	2.59	3.81	.84	.75
	Class 4	7.54	2.04	2.38	3.58	1.09	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Includes U.S. dollar-denominated debt of other countries, totaling 10.9%.

[3]Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Italy, Luxembourg, Portugal, the Netherlands and Spain.

[4]The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[5]Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

[6]Periods greater than one year are annualized.

[7]Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 12.85% for the 12 months ended December 31, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,[1] which measures fixed-rate non-investment-grade bonds and limits the exposure of an issuer to 2% was up 14.32%.

Bond returns were strong during the period. The Federal Reserve maintained its target rate for the first half of the year, but then reduced the target rate three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high yield market. We continue to monitor global central bank monetary policy actions, and believe that the higher yields and relatively short duration of high yield bonds should help mitigate any impact should rates begin to rise from current levels.

				Percent of net assets

Largest holdings (by issuer)[2]	Valeant Pharmaceuticals International	2.54%	Cleveland-Cliffs	1.65%
	First Quantum Minerals	2.42	Tenet Healthcare	1.53
	Petsmart	2.19	Sprint Nextel	1.39
	Teva Pharmaceutical	1.90	Endo International	1.39
	Centene	1.86	CCO Holdings LLC and CCO Holdings Capital	1.37

32        American Funds Insurance Series

High-Income Bond Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1	12.85%	5.36%	6.51%	8.67%	.51%
	Class 1A	12.61	5.13	6.26	8.40	.76
	Class 2	12.55	5.09	6.25	8.40	.76
	Class 3	12.70	5.18	6.32	8.47	.69
	Class 4	12.27	4.82	6.03	8.14	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]The information shown includes affiliates of the same issuer when applicable. It does not include cash and cash equivalents or shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.

[3]Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 5.30% for the 12 months ended December 31, 2019, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,[1] which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 6.35%.

Bond returns were strong. The Federal Reserve paused rate hikes for the first half of the year and cut three times in the second half. The federal funds target rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

Sector and security selection detracted from relative results, including holdings in U.S. Treasuries and interest rate swaps.

The fund’s portfolio managers remain focused on meeting the core objectives of the fund providing current income and protecting capital. The fund’s relatively low allocation to MBS Pass-Through securities, combined with an interest rate stance that anticipates that the yield curve will steepen, are positions that the portfolio managers expect will contribute to relative results in the future as markets evolve. More attractive valuations for mortgage investments are expected to emerge going forward amid a transition from our extended period of extremely low volatility to a more normal period of economic and asset price uncertainty.

34        American Funds Insurance Series

Mortgage Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[2]
		1 year	5 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

	Class 1	5.30%	2.38%	2.68%	.48%	.30%
	Class 1A	5.09	2.14	2.43	.73	.55
	Class 2	5.04	2.12	2.43	.73	.55
	Class 4	4.80	1.88	2.24	.98	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2020. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 1.92% for the 12 months ended December 31, 2019, compared with a 2.69% rise in the Bloomberg Barclays Short-Term Government/Corporate Index[1], which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector. With a focus on capital preservation and liquidity, the fund continues to be managed in a relatively conservative manner compared to the above-described index.

The fund’s returns were higher than in 2018 even as the Federal Reserve paused rate hikes for the first half of the year and cut three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields. Assuming the current interest rate environment and solid U.S. economic conditions persist, the fund has the potential to continue to provide income.

36        American Funds Insurance Series

Ultra-Short Bond Fund

Total returns based on a $1,000 investment	For periods ended December 31, 2019[2]
		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1	1.92%	0.81%	0.30%	3.39%	.37%
	Class 1A	1.92	0.71	0.12	3.16	.62
	Class 2	1.62	0.56	0.05	3.14	.62
	Class 3	1.76	0.62	0.12	3.21	.55
	Class 4	1.40	0.30	-0.13	2.90	.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Periods greater than one year are annualized.

			Percent of net assets

Where the fund’s assets were invested as of December 31, 2019	Commercial paper					71.7%
	Federal agency discount notes					14.7
	Bonds & notes of governments & government agencies outside the U.S.					10.0
	U.S. Treasury bills					3.5
	Other assets less liabilities					.1
	Total					100.0%

American Funds Insurance Series        37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund rose 5.69% for the 12 months ended December 31, 2019, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,[1] which covers obligations issued by the U.S. Treasury and U.S. government agencies, increased by 6.63%.

Bond returns were strong during the period. The Federal Reserve maintained its target rate for the first half of the year, but then reduced the target rate three times in the second half. The federal funds rate ended the year between 1.50% and 1.75%. The Treasury curve ultimately steepened after some flattening amid declining yields.

During the period, the fund’s interest rate positioning detracted from relative returns, including investments in interest rate swaps.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes in the near future are unlikely as the Federal Reserve wants to extend the economic expansion and to also raise inflation closer to its stated “strong commitment” to a symmetric target of 2%. We believe this stance by the Federal Reserve can lead to a steepening yield curve and potentially higher inflation expectations.

38        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2019[2]
					Lifetime (since December 2, 1985)	Expense ratio
		1 year	5 years	10 years

	Class 1	5.69%	2.35%	2.97%	5.71%	.38%
	Class 1A	5.42	2.13	2.74	5.45	.63
	Class 2	5.31	2.07	2.72	5.45	.63
	Class 3	5.49	2.15	2.79	5.52	.56
	Class 4	5.14	1.83	2.51	5.20	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2020 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Periods greater than one year are annualized.

	Percent of net assets

Where the fund’s assets were invested as of December 31, 2019

American Funds Insurance Series        39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 22.01% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate Aggressive[1] was up 20.47%. Standard & Poor’s 500 Composite Index[2], a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments in communication services added to relative returns, while investments in consumer discretionary detracted from the fund’s relative results.

How a hypothetical $10,000 investment has grown
Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]
		1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
	Class P1	22.01%	9.87%	9.94%	.79%	.74%
	Class P2	21.74	9.55	9.62	1.04	.99

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source:S&P Dow Jones Indices LLC.

[3]Periodsgreater than one year are annualized.

	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40        American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 17.91% for the 12 months ended December 31, 2019, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive[1], which increased 18.78%. The MSCI ACWI (All Country World Index) ex USA[2] increased by 21.51%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s security selection and a lower-than-index position in the communication services sector added to relative returns, while stock selection in the materials sector detracted from relative results.

How a hypothetical $10,000 investment has grown
Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
	Class P1	17.91%	4.62%	3.94%	.97%	.89%
	Class P2	17.64	4.19	3.55	1.22	1.14

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

	[3]Periods greater than one year are annualized.
	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series        41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 14.14% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate[1] was up 19.14%. Standard & Poor’s 500 Composite Index[2], a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Blue Chip Income and Growth Fund’s investments in the real estate sector added to relative returns, while investments in health care detracted from the fund’s relative results.

How a hypothetical $10,000 investment has grown
Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
	Class P1	14.14%	5.33%	7.09%	.84%	.79%
	Class P2	13.88	4.96	6.72	1.09	1.04

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

	[2]Source: S&P Dow Jones Indices LLC. [3]Periods greater than one year are annualized.
	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42        American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 19.14% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate[1] was up 19.14%. Standard & Poor’s 500 Composite Index[2], a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments in industrials added to relative returns, while investments in materials detracted from the fund’s relative results. At the security level within the materials sector, a top detractor from relative results included Vale in the metals and mining industry.

How a hypothetical $10,000 investment has grown
Total returns based on a $1,000 investment	For periods ended December 31, 2019[3]	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
	Class P1	19.14%	7.80%	8.97%	.73%	.68%
	Class P2	18.84	7.47	8.63	.98	.93

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source: S&P Dow Jones Indices LLC.

[3]Periods greater than one year are annualized.

	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series        43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 18.25% for the 12 months ended December 31, 2019. S&P 500 Managed Risk Index – Moderate Conservative[1] was up 18.05%. Standard & Poor’s 500 Composite Index[2], a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 31.49%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investments in the financials sector added to relative returns, while investments in health care detracted from the fund’s relative results.

44        American Funds Insurance Series

Managed Risk Asset Allocation Fund

How a hypothetical $10,000 investment has grown
Total returns based on a $1,000 investment	For periods ended December 31, 2019[4]	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio
	Class P1	18.25%	6.72%	8.00%	.71%	.66%
	Class P2	17.98	6.45	7.73	.96	.91

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2020 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source: S&P Dow Jones Indices LLC.

[3]Source: Bloomberg Index Services Ltd.

[4]Periods greater than one year are annualized.

	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series        45

Global Growth Fund

Summary investment portfolio December 31, 2019

Common stocks 96.83%		Shares	Value (000)
Information technology 29.11%	ASML Holding NV1	648,442	$193,113
	ASML Holding NV (New York registered)	510,500	151,077
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	27,188,000	301,093
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	19,463
	Microsoft Corp.	1,999,800	315,368
	Visa Inc., Class A	1,142,800	214,732
	Broadcom Inc.	487,050	153,918
	Temenos AG1	637,000	100,711
	Paycom Software, Inc.[2]	357,000	94,519
	SimCorp AS1	425,000	48,292
	Adyen NV1,2	56,700	46,656
	PagSeguro Digital Ltd., Class A2	1,340,900	45,805
	Adobe Inc.[2]	135,000	44,524
	Amphenol Corp., Class A	373,500	40,424
	Other securities		209,884

			1,979,579

Consumer discretionary 17.93%	Amazon.com, Inc.[2]	173,800	321,155
	Alibaba Group Holding Ltd.[1,2]	6,844,000	181,984
	Takeaway.com NV1,2	740,000	68,355
	Just Eat PLC[1,2]	5,292,000	58,725
	Ocado Group PLC[1,2]	3,115,000	52,890
	Naspers Ltd., Class N1	277,000	45,276
	Moncler SpA[1]	915,000	41,155
	NIKE, Inc., Class B	370,500	37,535
	Other securities		412,427

			1,219,502

Health care 10.91%	UnitedHealth Group Inc.	324,200	95,308
	AstraZeneca PLC[1]	721,300	72,165
	Merck & Co., Inc.	775,600	70,541
	Boston Scientific Corp.[2]	1,373,700	62,119
	Pfizer Inc.	1,424,000	55,792
	DexCom, Inc.[2]	253,000	55,341
	Fisher & Paykel Healthcare Corp. Ltd.[1]	3,680,000	55,222
	Mettler-Toledo International Inc.[2]	65,000	51,563
	Other securities		224,092

			742,143

Financials 10.30%	AIA Group Ltd.[1]	13,206,300	138,952
	Kotak Mahindra Bank Ltd.[1]	3,917,000	92,383
	JPMorgan Chase & Co.	614,600	85,675
	MarketAxess Holdings Inc.	211,000	79,992
	Tradeweb Markets Inc., Class A	1,501,303	69,586
	Other securities		233,882

			700,470

Consumer staples 8.12%	British American Tobacco PLC[1]	2,970,800	126,572
	Nestlé SA1	739,650	80,131
	Philip Morris International Inc.	919,500	78,240
	Altria Group, Inc.	1,125,000	56,149
	Keurig Dr Pepper Inc.	1,624,000	47,015
	Other securities		163,686

			551,793

46        American Funds Insurance Series

Global Growth Fund

Common stocks		Shares	Value (000)
Communication services 7.87%	Alphabet Inc., Class A2	115,600	$154,833
	Alphabet Inc., Class C2	71,052	94,998
	Tencent Holdings Ltd.[1]	2,230,000	107,572
	Facebook, Inc., Class A2	421,640	86,542
	Nintendo Co., Ltd.[1]	137,400	55,461
	Other securities		35,926

			535,332

Industrials 7.76%	Airbus SE, non-registered shares[1]	1,093,500	160,436
	MTU Aero Engines AG1	167,000	47,688
	Geberit AG1	65,000	36,490
	Other securities		282,712

			527,326

Materials 2.73%	Sherwin-Williams Co.	155,500	90,740
	Other securities		95,059

			185,799

Energy 2.02%	Reliance Industries Ltd.[1]	1,795,200	38,132
	Other securities		99,232

			137,364

Utilities 0.08%	Other securities		5,646

	Total common stocks (cost: $3,768,489,000)		6,584,954

Preferred securities 1.66%
Health care 1.20%	Sartorius AG, nonvoting preferred, non-registered shares[1]	381,500	81,675

Information technology 0.46%	Other securities		30,909

	Total preferred securities (cost: $43,479,000)		112,584

Short-term securities 2.01%
Money market investments 2.01%
	Capital Group Central Cash Fund 1.73%[3]	1,371,403	137,140

	Total short-term securities (cost: $136,878,000)		137,140

	Total investment securities 100.50% (cost: $3,948,846,000)		6,834,678

	Other assets less liabilities (0.50)%		(34,231)

	Net assets 100.00%		$6,800,447

American Funds Insurance Series        47

Global Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $3,312,961,000, which represented 48.72% of the net assets of the fund. This amount includes $3,300,466,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

48        American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2019

Common stocks 94.84%		Shares	Value (000)
Health care 22.15%	Insulet Corp.[1]	815,300	$139,579
	GW Pharmaceuticals PLC (ADR)[1]	823,718	86,128
	Notre Dame Intermédica Participações SA	4,228,500	71,742
	Haemonetics Corp.[1]	619,200	71,146
	Allakos Inc.[1,2]	683,880	65,215
	CONMED Corp.	581,200	64,996
	Integra LifeSciences Holdings Corp.[1]	906,825	52,850
	Mani, Inc.[3]	1,632,529	46,675
	Cortexyme, Inc.[1,2]	695,324	39,035
	iRhythm Technologies, Inc.[1]	515,500	35,100
	PRA Health Sciences, Inc.[1]	306,100	34,023
	New Frontier Health Corp., Class A1,3,4	2,680,000	26,666
	Other securities		290,189

			1,023,344

Information technology 18.84%	Cree, Inc.[1]	1,199,900	55,375
	Ceridian HCM Holding Inc.[1]	799,400	54,263
	Net One Systems Co., Ltd.[3]	1,556,965	40,002
	Network International Holdings PLC[1,3]	4,570,562	38,792
	Avast PLC[3]	5,839,000	35,104
	Alteryx, Inc., Class A1	340,000	34,024
	SimCorp AS3	297,250	33,776
	Bechtle AG, non-registered shares[3]	226,305	31,756
	Carel Industries SpA[2,3]	1,947,251	30,292
	Qorvo, Inc.[1]	241,800	28,104
	Appfolio, Inc., Class A1	251,270	27,627
	Other securities		461,432

			870,547

Industrials 14.87%	International Container Terminal Services, Inc.[3]	23,981,620	60,824
	Nihon M&A Center Inc.[3]	1,710,692	59,090
	VARTA AG, non-registered shares[1,3]	280,402	38,232
	Meggitt PLC[3]	3,321,300	28,942
	Tomra Systems ASA[3]	857,587	27,197
	Marel hf., non-registered shares (ISK denominated)[3]	4,899,903	24,908
	Marel hf., non-registered shares (EUR denominated)[1,3]	333,333	1,705
	Other securities		445,981

			686,879

Consumer discretionary 14.63%	frontdoor, inc.[1]	1,355,200	64,264
	Luckin Coffee Inc., Class A (ADR)[1,2]	1,472,220	57,947
	Helen of Troy Ltd.[1]	283,000	50,881
	Mattel, Inc.[1,2]	3,338,800	45,241
	Wyndham Hotels & Resorts, Inc.	631,500	39,664
	Five Below, Inc.[1]	305,000	38,997
	Melco International Development Ltd.[3]	12,619,000	35,517
	GVC Holdings PLC[3]	2,934,000	34,409
	Thor Industries, Inc.	446,000	33,133
	Other securities		275,830

			675,883

American Funds Insurance Series        49

Global Small Capitalization Fund

Common stocks (continued)		Shares	Value (000)
Financials 7.69%	Cannae Holdings, Inc.[1]	1,625,000	$60,434
	Kotak Mahindra Bank Ltd.[3]	2,448,225	57,742
	Essent Group Ltd.	750,841	39,036
	Trupanion, Inc.[1,2]	973,800	36,479
	IndusInd Bank Ltd.[3]	1,579,646	33,434
	Other securities		128,424

			355,549

Real estate 3.98%	Altus Group Ltd.	932,800	27,268
	MGM Growth Properties LLC REIT, Class A	864,500	26,773
	Embassy Office Parks REIT[3]	4,509,000	26,767
	Other securities		102,925

			183,733

Materials 3.89%	Allegheny Technologies Inc.[1]	1,413,900	29,211
	Other securities		150,334

			179,545

Communication services 3.16%	Altice Europe NV, Class A1,3	4,363,000	28,195
	Other securities		117,732

			145,927

Consumer staples 2.66%	Other securities		123,044

Energy 1.58%	Other securities		73,080

Utilities 1.39%	ENN Energy Holdings Ltd.[3]	4,262,900	46,609
	Other securities		17,485

			64,094

	Total common stocks (cost: $3,225,972,000)		4,381,625

Preferred securities 1.02%
Other 1.02%	Other securities		47,209

	Total preferred securities (cost: $36,660,000)		47,209

Rights & warrants 0.00%
Health care 0.00%	Other securities		53

	Total rights & warrants (cost: $0)		53

50        American Funds Insurance Series

Global Small Capitalization Fund

Short-term securities 6.03%	Shares	Value (000)
Money market investments 6.03%
Capital Group Central Cash Fund 1.73%[5]	1,926,005	$192,600
Fidelity Institutional Money Market Funds - Government Portfolio 1.49%[5,6]	11,671,469	11,672
Goldman Sachs Financial Square Government Fund 1.50%[5,6]	9,901,092	9,901
Invesco - Short-term Investments Trust - Government & Agency Portfolio 1.50%[5,6]	13,138,720	13,139
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.51%[5,6]	51,521,183	51,521

		278,833

Total short-term securities (cost: $278,593,000)		278,833

Total investment securities 101.89% (cost: $3,541,225,000)		4,707,720

Other assets less liabilities (1.89)%		(87,447)

Net assets 100.00%		$4,620,273

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $44,058,000, an aggregate cost of $37,986,000, and which represented .95% of the net assets of the fund) were acquired from 5/1/2015 to 12/26/2019 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)

Common stocks 0.28%
Health care 0.28%
NuCana PLC (ADR)[1,2]	2,067,724	15,980	–	2,083,704	$–	$(17,366)	$–	$12,711

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,“ was $102,111,000, which represented 2.21% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,960,603,000, which represented 42.43% of the net assets of the fund. This amount includes $1,889,826,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[4]

Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $41,018,000, which represented .89% of the net assets of the fund.

[5]	Rate represents the seven-day yield at 12/31/2019.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

EUR = Euros

ISK = Icelandic kronor

See notes to financial statements.

American Funds Insurance Series        51

Growth Fund

Summary investment portfolio December 31, 2019

Common stocks 96.25%		Shares	Value (000)
Information technology 25.15%	Microsoft Corp.	10,468,400	$1,650,867
	Broadcom Inc.	2,430,100	767,960
	ASML Holding NV (New York registered)	1,161,800	343,823
	ASML Holding NV1	985,000	293,343
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	30,792,000	341,005
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	140,578
	Visa Inc., Class A	2,256,600	424,015
	RingCentral, Inc., Class A2	1,557,200	262,653
	ServiceNow, Inc.[2]	921,500	260,158
	Intel Corp.	4,013,000	240,178
	Autodesk, Inc.[2]	1,096,000	201,072
	Fiserv, Inc.[2]	1,573,600	181,955
	Workday, Inc., Class A2	987,000	162,312
	Mastercard Inc., Class A	538,000	160,641
	Other securities		1,729,830

			7,160,390

Communication services 18.20%	Facebook, Inc., Class A2	7,578,400	1,555,467
	Netflix, Inc.[2]	3,251,160	1,051,978
	Alphabet Inc., Class C2	552,300	738,436
	Alphabet Inc., Class A2	157,500	210,954
	Charter Communications, Inc., Class A2	946,280	459,021
	T-Mobile US, Inc.[2]	4,885,000	383,082
	Activision Blizzard, Inc.	6,317,500	375,386
	Comcast Corp., Class A	5,135,900	230,961
	Other securities		175,162

			5,180,447

Health care 16.70%	UnitedHealth Group Inc.	3,190,800	938,031
	Intuitive Surgical, Inc.[2]	1,049,100	620,176
	Regeneron Pharmaceuticals, Inc.[2]	1,341,000	503,519
	Humana Inc.	1,269,500	465,297
	Vertex Pharmaceuticals Inc.[2]	1,434,579	314,101
	Boston Scientific Corp.[2]	5,085,000	229,944
	Centene Corp.[2]	3,484,800	219,089
	Thermo Fisher Scientific Inc.	534,500	173,643
	Cigna Corp.	739,902	151,303
	Seattle Genetics, Inc.[2]	1,248,154	142,614
	Other securities		995,508

			4,753,225

Consumer discretionary 11.29%	Amazon.com, Inc.[2]	557,016	1,029,276
	Tesla, Inc.[2]	1,908,500	798,383
	Home Depot, Inc.	1,206,000	263,366
	Other securities		1,122,701

			3,213,726

Financials 8.49%	Goldman Sachs Group, Inc.	1,052,400	241,978
	JPMorgan Chase & Co.	1,343,000	187,214
	Wells Fargo & Co.	3,011,800	162,035
	Legal & General Group PLC[1]	40,158,246	161,788
	First Republic Bank	1,376,000	161,611
	PNC Financial Services Group, Inc.	919,800	146,828
	Bank of America Corp.	4,015,000	141,408
	Intercontinental Exchange, Inc.	1,490,900	137,983
	Other securities		1,075,635

			2,416,480

52        American Funds Insurance Series

Growth Fund

Common stocks		Shares	Value (000)
Industrials 6.44%	TransDigm Group Inc.	689,000	$385,840
	MTU Aero Engines AG1	1,034,033	295,275
	CSX Corp.	1,882,200	136,196
	Airbus SE, non-registered shares[1]	920,327	135,028
	Other securities		882,578

			1,834,917

Materials 2.83%	Other securities		806,455

Consumer staples 2.72%	Altria Group, Inc.	3,140,182	156,727
	Costco Wholesale Corp.	522,900	153,691
	Kerry Group PLC, Class A1	1,100,000	136,951
	Other securities		326,896

			774,265

Energy 2.45%	Other securities		698,230

Real estate 1.71%	Equinix, Inc. REIT	440,100	256,887
	Other securities		229,970

			486,857

Utilities 0.27%	Other securities		77,731

	Total common stocks (cost: $14,882,833,000)		27,402,723

Convertible bonds 0.09%		Principal amount (000)
Consumer staples 0.09%	Other securities		25,000

	Total convertible bonds (cost: $25,000,000)		25,000

Short-term securities 3.87%		Shares
Money market investments 3.87%
	Capital Group Central Cash Fund 1.73%[3]	11,024,924	1,102,492

	Total short-term securities (cost: $1,102,383,000)		1,102,492

	Total investment securities 100.21% (cost: $16,010,216,000)		28,530,215

	Other assets less liabilities (0.21)%		(60,556)

	Net assets 100.00%		$28,469,659

American Funds Insurance Series        53

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $38,849,000, an aggregate cost of $37,000,000, and which represented .14% of the net assets of the fund) was acquired on 12/21/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,186,070,000, which represented 7.68% of the net assets of the fund. This amount includes $2,122,221,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

54        American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2019

Common stocks 92.87%		Shares	Value (000)
Financials 16.40%	AIA Group Ltd.[1]	40,985,700	$431,237
	HDFC Bank Ltd.[1]	17,086,200	304,509
	HDFC Bank Ltd. (ADR)	531,294	33,668
	Kotak Mahindra Bank Ltd.[1]	8,121,048	191,537
	Axis Bank Ltd.[1]	7,270,300	75,310
	Axis Bank Ltd.[1,2]	3,222,055	34,069
	BNP Paribas SA1	1,722,058	102,509
	Ping An Insurance (Group) Co. of China, Ltd., Class H1	6,867,600	81,355
	Other securities		398,032

			1,652,226

Consumer discretionary 13.95%	Alibaba Group Holding Ltd. (ADR)[3]	1,635,100	346,805
	Sony Corp.[1]	2,051,700	139,653
	MercadoLibre, Inc.[3]	190,000	108,669
	Meituan Dianping, Class B1,3	7,500,347	98,223
	Kering SA1	139,238	91,726
	Galaxy Entertainment Group Ltd.[1]	11,306,000	83,334
	Ryohin Keikaku Co., Ltd.[1]	3,319,000	77,413
	Other securities		460,340

			1,406,163

Industrials 13.85%	Airbus SE, non-registered shares[1]	2,723,949	399,652
	Recruit Holdings Co., Ltd.[1]	3,871,300	145,678
	Melrose Industries PLC[1]	37,984,233	121,412
	Safran SA1	523,100	81,088
	Rheinmetall AG1	639,400	73,528
	Rolls-Royce Holdings PLC[1,3]	8,080,688	73,172
	Knorr-Bremse AG, non-registered shares[1]	703,099	71,566
	Komatsu Ltd.[1]	2,880,500	69,061
	Other securities		360,594

			1,395,751

Health care 12.43%	Novartis AG1	2,624,133	248,617
	Daiichi Sankyo Co., Ltd.[1]	2,160,000	142,631
	Chugai Pharmaceutical Co., Ltd.[1]	1,243,500	114,531
	Takeda Pharmaceutical Co. Ltd.[1]	2,859,865	113,302
	Grifols, SA, Class A, non-registered shares[1]	2,656,981	93,813
	Grifols, SA, Class B (ADR)	793,690	18,485
	Alcon Inc.[1,3]	1,903,239	107,818
	Fresenius SE & Co. KGaA[1]	1,819,000	102,675
	Teva Pharmaceutical Industries Ltd. (ADR)[3]	7,216,598	70,723
	Other securities		239,573

			1,252,168

Information technology 7.24%	ASML Holding NV1	682,174	203,158
	Samsung Electronics Co., Ltd.[1]	3,702,250	178,390
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	6,183,000	68,474
	Other securities		279,537

			729,559

Materials 6.73%	Vale SA, ordinary nominative (ADR)	15,349,717	202,616
	Vale SA, ordinary nominative	102,481	1,358
	Asahi Kasei Corp.[1]	12,779,780	143,397
	Other securities		330,520

			677,891

American Funds Insurance Series        55

International Fund

Common stocks (continued)		Shares	Value (000)
Consumer staples 6.72%	Pernod Ricard SA1	785,326	$140,578
	Nestlé SA1	1,142,100	123,731
	Kirin Holdings Co., Ltd.[1]	4,041,800	88,154
	KOSÉ Corp.[1]	458,100	66,954
	Other securities		257,726

			677,143

Communication services 4.91%	SoftBank Group Corp.[1]	4,168,200	181,469
	Tencent Holdings Ltd.[1]	2,555,987	123,297
	Altice Europe NV, Class A1,3	13,236,760	85,540
	Other securities		104,327

			494,633

Energy 4.86%	Reliance Industries Ltd.[1]	5,591,364	118,767
	Royal Dutch Shell PLC, Class B1	2,148,307	64,014
	Oil Search Ltd.[1]	13,449,600	68,611
	Other securities		238,598

			489,990

Utilities 3.56%	ENN Energy Holdings Ltd.[1]	14,004,000	153,115
	China Gas Holdings Ltd.[1]	24,134,000	90,467
	E.ON SE1	7,101,000	75,944
	Other securities		39,455

			358,981

Real estate 2.22%	China Overseas Land & Investment Ltd.[1]	23,746,000	92,741
	Other securities		130,568

			223,309

	Total common stocks (cost: $6,922,555,000)		9,357,814

Preferred securities 1.20%
Health care 0.70%	Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]	3,026,230	70,526

Financials 0.50%	Other securities		50,234

	Total preferred securities (cost: $99,792,000)		120,760

Rights & warrants 0.23%
Health care 0.23%	Other securities		22,939

	Total rights & warrants (cost: $13,238,000)		22,939

Bonds, notes & other debt instruments 0.44%		Principal amount (000)
Corporate bonds & notes 0.33%
Other 0.33%	Other securities		33,135

56        American Funds Insurance Series

International Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Bonds & notes of governments outside the U.S. 0.11%
Bonds & notes of governments & government agencies outside the U.S. 0.11%	Other securities		$11,194

	Total bonds, notes & other debt instruments (cost: $38,713,000)		44,329

Short-term securities 5.41%		Shares
Money market investments 5.41%
	Capital Group Central Cash Fund 1.73%[4]	5,444,569	544,457

	Total short-term securities (cost: $544,206,000)		544,457

	Total investment securities 100.15% (cost: $7,618,504,000)		10,090,299

	Other assets less liabilities (0.15)%		(14,868)

	Net assets 100.00%		$10,075,431

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes securities (with an aggregate value of $49,827,000, which represented .49% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts
Contract amount				Unrealized depreciation at 12/31/2019 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD17,024	GBP12,948	Barclays Bank PLC	1/9/2020	$(131)

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $8,247,137,000, which represented 81.85% of the net assets of the fund. This amount includes $8,199,688,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

[3]	Security did not produce income during the last 12 months.
[4]	Rate represents the seven-day yield at 12/31/2019.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Axis Bank Ltd.	11/14/2017	$17,232	$34,069	.34%

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series        57

New World Fund

Summary investment portfolio December 31, 2019

Common stocks 88.36%		Shares	Value (000)
Information technology 23.02%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,405,000	$104,155
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	250,000	14,525
	PagSeguro Digital Ltd., Class A2	2,921,023	99,782
	Microsoft Corp.	538,524	84,925
	StoneCo Ltd., Class A2	1,780,826	71,037
	Keyence Corp.[1]	140,000	49,553
	Broadcom Inc.	156,350	49,410
	Visa Inc., Class A	223,400	41,977
	PayPal Holdings, Inc.[2]	353,000	38,184
	EPAM Systems, Inc.[2]	158,100	33,543
	Adobe Inc.[2]	100,400	33,113
	Largan Precision Co., Ltd.[1]	181,000	30,243
	Autodesk, Inc.[2]	146,100	26,804
	Mastercard Inc., Class A	79,800	23,827
	Halma PLC[1]	843,000	23,666
	Other securities		140,773

			865,517

Financials 13.11%	HDFC Bank Ltd.[1]	4,410,200	78,598
	Kotak Mahindra Bank Ltd.[1]	2,942,900	69,409
	B3 SA - Brasil, Bolsa, Balcao	5,593,400	59,748
	AIA Group Ltd.[1]	5,316,600	55,939
	Sberbank of Russia PJSC (ADR)[1]	1,371,100	22,560
	Sberbank of Russia PJSC (ADR)	682,500	11,193
	HDFC Life Insurance Co. Ltd.[1]	3,387,520	29,718
	XP Inc., Class A2	725,900	27,962
	Bank Central Asia Tbk PT1	9,869,000	23,709
	Other securities		114,102

			492,938

Energy 9.90%	Reliance Industries Ltd.[1]	11,548,513	245,304
	Royal Dutch Shell PLC, Class B1	1,126,400	33,564
	Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	1,429,000	22,778
	Other securities		70,542

			372,188

Health care 9.15%	Notre Dame Intermédica Participações SA	2,800,868	47,520
	BioMarin Pharmaceutical Inc.[2]	389,600	32,941
	Carl Zeiss Meditec AG, non-registered shares[1]	216,552	27,619
	AstraZeneca PLC[1]	269,800	26,993
	Yunnan Baiyao Group Co., Ltd., Class A1	2,000,000	25,699
	Abbott Laboratories	263,000	22,844
	Illumina, Inc.[2]	67,000	22,227
	Other securities		138,229

			344,072

Materials 8.32%	Vale SA, ordinary nominative	2,881,660	38,182
	Vale SA, ordinary nominative (ADR)	1,976,000	26,083
	Freeport-McMoRan Inc.	3,945,000	51,758
	Fortescue Metals Group Ltd.[1]	4,618,395	34,809
	UPM-Kymmene Oyj[1]	894,000	30,984
	First Quantum Minerals Ltd.	2,305,000	23,377
	Other securities		107,595

			312,788

58        American Funds Insurance Series

New World Fund

Common stocks		Shares	Value (000)
Consumer discretionary 7.02%	Alibaba Group Holding Ltd.[1,2]	1,355,096	$36,032
	Alibaba Group Holding Ltd. (ADR)[2]	30,300	6,427
	Melco Resorts & Entertainment Ltd. (ADR)	931,500	22,514
	Marriott International, Inc., Class A	144,800	21,927
	Other securities		177,095

			263,995

Communication services 5.88%	Facebook, Inc., Class A2	268,000	55,007
	Alphabet Inc., Class C2	23,220	31,046
	Alphabet Inc., Class A2	10,000	13,394
	Other securities		121,865

			221,312

Consumer staples 5.58%	Kweichow Moutai Co., Ltd., Class A1	334,161	56,813
	Nestlé SA1	333,296	36,108
	Treasury Wine Estates Ltd.[1]	2,885,454	32,974
	Other securities		83,858

			209,753

Industrials 4.40%	Airbus SE, non-registered shares[1]	276,729	40,601
	Shanghai International Airport Co., Ltd., Class A1	2,014,760	22,791
	Nidec Corp.[1]	165,000	22,540
	Other securities		79,556

			165,488

Real estate 1.09%	Other securities		41,216

Utilities 0.89%	Other securities		33,336

	Total common stocks (cost: $2,372,140,000)		3,322,603

Preferred securities 1.90%
Industrials 0.65%	Azul SA, preferred nominative (ADR)[2]	433,223	18,542
	Azul SA, preferred nominative[2]	419,250	6,074

			24,616

Other 1.25%	Other securities		46,788

	Total preferred securities (cost: $50,498,000)		71,404

Rights & warrants 0.70%
Other 0.70%	Other securities		26,479

	Total rights & warrants (cost: $15,629,000)		26,479

Bonds, notes & other debt instruments 2.57%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.35%
	Other securities		88,624

American Funds Insurance Series        59

New World Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes 0.22%
Other 0.22%	Other securities		$8,190

	Total corporate bonds & notes		8,190

	Total bonds, notes & other debt instruments (cost: $92,583,000)		96,814

Short-term securities 6.56%		Shares
Money market investments 6.35%
	Capital Group Central Cash Fund 1.73%[3]	2,386,731	238,673

		Principal amount (000)
Other short-term securities 0.21%
	Other securities		7,930

	Total short-term securities (cost: $251,630,000)		246,603

	Total investment securities 100.09% (cost: $2,782,480,000)		3,763,903

	Other assets less liabilities (0.09)%		(3,492)

	Net assets 100.00%		$3,760,411

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes securities (with an aggregate value of $61,434,000, which represented 1.63% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities“ also includes securities on loan. The total value of securities on loan was $2,679,000, which represented .07% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,928,580,000, which represented 51.29% of the net assets of the fund. This amount includes $1,899,554,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

60        American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2019

Common stocks 96.37%		Shares	Value (000)
Health care 21.60%	Abbott Laboratories	5,266,500	$457,448
	UnitedHealth Group Inc.	1,137,000	334,255
	AbbVie Inc.	3,603,660	319,068
	Amgen Inc.	1,194,510	287,961
	Gilead Sciences, Inc.	2,845,712	184,914
	Teva Pharmaceutical Industries Ltd. (ADR)[1]	10,333,800	101,271
	Humana Inc.	259,000	94,929
	Medtronic PLC	700,000	79,415
	Other securities		146,171

			2,005,432

Information technology 15.66%	Microsoft Corp.	2,469,200	389,393
	QUALCOMM Inc.	2,846,800	251,173
	Broadcom Inc.	575,100	181,743
	Apple Inc.	400,000	117,460
	Mastercard Inc., Class A	337,000	100,625
	Intel Corp.	1,680,000	100,548
	Texas Instruments Inc.	780,000	100,066
	Accenture PLC, Class A	400,000	84,228
	Automatic Data Processing, Inc.	338,500	57,715
	Other securities		70,326

			1,453,277

Energy 13.73%	Exxon Mobil Corp.	4,883,200	340,750
	EOG Resources, Inc.	3,208,800	268,769
	Diamondback Energy, Inc.	1,320,033	122,578
	Schlumberger Ltd.	2,602,000	104,600
	Baker Hughes Co., Class A	3,942,000	101,034
	Concho Resources Inc.	859,500	75,266
	TC Energy Corp.	1,350,000	71,969
	Royal Dutch Shell PLC, Class B (ADR)	1,134,000	68,006
	Other securities		121,236

			1,274,208

Consumer staples 10.82%	Philip Morris International Inc.	3,005,600	255,747
	British American Tobacco PLC (ADR)	4,935,830	209,575
	Constellation Brands, Inc., Class A	793,100	150,491
	Costco Wholesale Corp.	273,000	80,240
	Coca-Cola Co.	1,387,000	76,770
	Altria Group, Inc.	1,500,000	74,865
	Other securities		156,377

			1,004,065

Industrials 9.91%	CSX Corp.	3,628,500	262,558
	General Dynamics Corp.	1,421,634	250,705
	Illinois Tool Works Inc.	650,000	116,760
	Airbus Group SE (ADR)	2,639,000	96,983
	United Technologies Corp.	500,000	74,880
	Union Pacific Corp.	400,000	72,316
	Other securities		45,917

			920,119

American Funds Insurance Series        61

Blue Chip Income and Growth Fund

Common stocks (continued)		Shares	Value (000)
Communication services 6.88%	Facebook, Inc., Class A1	1,339,800	$274,994
	Alphabet Inc., Class A1	103,775	138,995
	Alphabet Inc., Class C1	3,000	4,011
	Verizon Communications Inc.	1,604,500	98,516
	Comcast Corp., Class A	1,970,000	88,591
	Other securities		33,749

			638,856

Financials 5.12%	JPMorgan Chase & Co.	1,309,000	182,475
	Wells Fargo & Co.	1,500,000	80,700
	U.S. Bancorp	1,000,000	59,290
	Other securities		152,813

			475,278

Consumer discretionary 4.87%	Lowe’s Cos., Inc.	1,314,975	157,481
	McDonald’s Corp.	500,000	98,805
	Other securities		196,078

			452,364

Utilities 3.10%	Public Service Enterprise Group Inc.	2,594,000	153,176
	American Electric Power Co., Inc.	600,000	56,706
	Other securities		78,146

			288,028

Real estate 2.35%	Other securities		217,896

Materials 2.33%	Linde PLC	884,700	188,353
	Other securities		27,638

			215,991

	Total common stocks (cost: $6,823,043,000)		8,945,514

Rights & warrants 0.14%
Financials 0.14%	Other securities		13,179

	Total rights & warrants (cost: $19,905,000)		13,179

Convertible stocks 0.06%
Health care 0.06%	Other securities		5,777

	Total convertible stocks (cost: $4,979,000)		5,777

62        American Funds Insurance Series

Blue Chip Income and Growth Fund

Short-term securities 3.37%	Shares	Value (000)
Money market investments 3.37%
Capital Group Central Cash Fund 1.73%[2]	3,124,623	$312,462

Total short-term securities (cost: $312,432,000)		312,462

Total investment securities 99.94% (cost: $7,160,359,000)		9,276,932

Other assets less liabilities 0.06%		5,429

Net assets 100.00%		$9,282,361

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series        63

Global Growth and Income Fund

Summary investment portfolio December 31, 2019

Common stocks 96.65%		Shares	Value (000)
Information technology 15.69%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	8,650,800	$95,803
	Microsoft Corp.	281,000	44,314
	PagSeguro Digital Ltd., Class A2	1,128,752	38,558
	Broadcom Inc.	121,200	38,302
	Apple Inc.	112,390	33,003
	ASML Holding NV1	70,000	20,847
	Other securities		64,750

			335,577

Industrials 12.59%	Airbus SE, non-registered shares[1]	623,200	91,434
	CCR SA, ordinary nominative	7,680,800	36,240
	Lockheed Martin Corp.	66,000	25,699
	Safran SA1	123,500	19,144
	Rheinmetall AG1	151,500	17,422
	Boeing Co.	49,400	16,093
	Other securities		63,201

			269,233

Financials 11.87%	Sberbank of Russia PJSC (ADR)[1]	1,710,000	28,136
	AIA Group Ltd.[1]	2,503,000	26,336
	HDFC Bank Ltd.[1]	1,288,000	22,955
	Toronto-Dominion Bank (CAD denominated)	300,700	16,865
	DBS Group Holdings Ltd.[1]	803,000	15,478
	Ping An Insurance (Group) Co. of China, Ltd., Class H1	1,195,000	14,156
	CME Group Inc., Class A	70,000	14,050
	Sony Financial Holdings Inc.[1]	550,000	13,165
	Other securities		102,601

			253,742

Consumer discretionary 9.58%	LVMH Moët Hennessy-Louis Vuitton SE1	56,200	26,174
	Home Depot, Inc.	75,500	16,488
	Norwegian Cruise Line Holdings Ltd.[2]	275,000	16,063
	Flutter Entertainment PLC[1]	124,000	15,143
	Alibaba Group Holding Ltd.[1,2]	558,400	14,848
	Other securities		116,164

			204,880

Health care 9.36%	UnitedHealth Group Inc.	86,300	25,370
	AstraZeneca PLC[1]	167,000	16,708
	Boston Scientific Corp.[2]	351,000	15,872
	Merck & Co., Inc.	169,850	15,448
	Abbott Laboratories	171,000	14,853
	Novartis AG1	148,000	14,022
	Fleury SA, ordinary nominative	1,750,000	13,281
	Other securities		84,510

			200,064

Communication services 8.45%	Nintendo Co., Ltd.[1]	235,700	95,140
	Alphabet Inc., Class A2	21,800	29,199
	Alphabet Inc., Class C2	7,000	9,359
	Comcast Corp., Class A	296,000	13,311
	Other securities		33,697

			180,706

64        American Funds Insurance Series

Global Growth and Income Fund

Common stocks		Shares	Value (000)
Materials 7.57%	Fortescue Metals Group Ltd.[1]	4,763,816	$35,905
	Freeport-McMoRan Inc.	2,499,000	32,787
	Vale SA, ordinary nominative	2,220,000	29,415
	Koninklijke DSM NV1	109,000	14,228
	Other securities		49,629

			161,964

Energy 6.53%	Reliance Industries Ltd.[1]	2,714,148	57,652
	Gazprom PJSC (ADR)[1]	3,431,000	28,254
	Other securities		53,777

			139,683

Utilities 5.79%	E.ON SE1	3,644,000	38,972
	Ørsted AS1	345,482	35,794
	Enel SpA[1]	3,539,000	28,154
	Other securities		20,931

			123,851

Real estate 5.19%	MGM Growth Properties LLC REIT, Class A	1,101,200	34,104
	Gaming and Leisure Properties, Inc. REIT	425,000	18,296
	Alexandria Real Estate Equities, Inc. REIT	103,000	16,643
	Other securities		42,014

			111,057

Consumer staples 4.03%	Nestlé SA1	324,275	35,131
	Other securities		50,996

			86,127

	Total common stocks (cost: $1,433,746,000)		2,066,884

Preferred securities 0.37%
Financials 0.37%	Other securities		7,892

	Total preferred securities (cost: $6,929,000)		7,892

Bonds, notes & other debt instruments 1.63%		Principal amount (000)
Corporate bonds & notes 1.63%
Communication services 1.63%	Sprint Corp. 7.25% 2021	$33,000	34,957

	Total bonds, notes & other debt instruments (cost: $32,020,000)		34,957

Short-term securities 1.34%		Shares
Money market investments 1.34%
	Capital Group Central Cash Fund 1.73%[3]	285,611	28,561

	Total short-term securities (cost: $28,489,000)		28,561

	Total investment securities 99.99% (cost: $1,501,184,000)		2,138,294

	Other assets less liabilities 0.01%		189

	Net assets 100.00%		$2,138,483

American Funds Insurance Series        65

Global Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts
Contract amount				Unrealized depreciation at 12/31/2019 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD7,235	AUD10,500	Citibank	1/17/2020	$(137)

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,146,095,000, which represented 53.59% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations and symbol

ADR = American Depositary Receipts

AUD = Australian dollars

CAD = Canadian dollars

USD/$ = U.S. dollars

See notes to financial statements.

66        American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2019

Common stocks 94.10%		Shares	Value (000)
Health care 16.21%	UnitedHealth Group Inc.	3,133,668	$921,236
	Abbott Laboratories	6,789,069	589,698
	Amgen Inc.	2,000,500	482,261
	Gilead Sciences, Inc.	6,917,600	449,506
	Eli Lilly and Co.	2,892,600	380,174
	Merck & Co., Inc.	3,338,880	303,671
	Cigna Corp.	1,327,418	271,444
	AstraZeneca PLC[1]	1,643,500	164,430
	AstraZeneca PLC (ADR)	1,228,600	61,258
	Other securities		2,215,742

			5,839,420

Information technology 15.04%	Microsoft Corp.	9,454,500	1,490,975
	Broadcom Inc.	2,152,434	680,212
	Intel Corp.	6,651,600	398,098
	Texas Instruments Inc.	2,127,082	272,883
	Accenture PLC, Class A	1,067,900	224,868
	Visa Inc., Class A	1,160,200	218,002
	Mastercard Inc., Class A	710,000	211,999
	Other securities		1,923,211

			5,420,248

Communication services 12.02%	Facebook, Inc., Class A2	6,826,100	1,401,057
	Netflix, Inc.[2]	2,352,425	761,174
	Alphabet Inc., Class C2	296,784	396,806
	Alphabet Inc., Class A2	247,980	332,142
	Comcast Corp., Class A	6,693,400	301,002
	Charter Communications, Inc., Class A2	438,369	212,644
	Verizon Communications Inc.	3,379,400	207,495
	Other securities		719,670

			4,331,990

Financials 10.86%	JPMorgan Chase & Co.	4,005,030	558,301
	CME Group Inc., Class A	1,642,100	329,602
	Intercontinental Exchange, Inc.	3,183,555	294,638
	Willis Towers Watson PLC	1,314,000	265,349
	Aon PLC, Class A	1,214,800	253,031
	Nasdaq, Inc.	2,129,600	228,080
	Bank of New York Mellon Corp.	4,159,300	209,338
	Other securities		1,773,710

			3,912,049

Industrials 10.57%	Airbus SE, non-registered shares[1]	2,904,564	426,151
	BWX Technologies, Inc.[3]	5,414,670	336,143
	TransDigm Group Inc.	578,800	324,128
	Northrop Grumman Corp.	733,200	252,199
	General Dynamics Corp.	1,381,600	243,645
	Equifax Inc.	1,386,600	194,290
	Other securities		2,031,239

			3,807,795

American Funds Insurance Series        67

Growth-Income Fund

Common stocks (continued)		Shares	Value (000)
Consumer staples 7.10%	Coca-Cola Co.	7,316,100	$404,946
	British American Tobacco PLC[1]	8,069,260	343,793
	British American Tobacco PLC (ADR)	479,440	20,357
	Keurig Dr Pepper Inc.	7,241,735	209,648
	Carlsberg A/S, Class B1	1,390,224	207,388
	Other securities		1,372,011

			2,558,143

Energy 6.94%	Exxon Mobil Corp.	6,274,200	437,814
	EOG Resources, Inc.	3,943,800	330,333
	Chevron Corp.	2,485,800	299,564
	Enbridge Inc. (CAD denominated)	7,486,412	297,658
	Canadian Natural Resources, Ltd. (CAD denominated)	8,803,800	284,748
	Other securities		849,638

			2,499,755

Consumer discretionary 5.06%	Amazon.com, Inc.[2]	297,400	549,548
	Other securities		1,274,385

			1,823,933

Materials 4.83%	Celanese Corp.	3,243,233	399,307
	Linde PLC	1,152,000	245,261
	Other securities		1,096,901

			1,741,469

Real estate 2.97%	Equinix, Inc. REIT	533,800	311,579
	Crown Castle International Corp. REIT	2,071,500	294,464
	Other securities		462,520

			1,068,563

Utilities 2.45%	Sempra Energy	1,784,000	270,241
	Other securities		610,705

			880,946

Mutual funds 0.05%	Other securities		16,337

	Total common stocks (cost: $23,281,968,000)		33,900,648

Convertible stocks 0.51%
Real estate 0.24%	Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	67,900	87,030

Health care 0.16%	Other securities		58,952

Information technology 0.11%	Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	32,900	38,755

	Total convertible stocks (cost: $162,141,000)		184,737

68        American Funds Insurance Series

Growth-Income Fund

Bonds, notes & other debt instruments 0.02%		Principal amount (000)	Value (000)
Corporate bonds & notes 0.02%
Energy 0.02%	Other securities		$5,722

	Total bonds, notes & other debt instruments (cost: $5,266,000)		5,722

Short-term securities 5.39%		Shares
Money market investments 5.39%
	Capital Group Central Cash Fund 1.73%[4]	19,405,997	1,940,600

	Total short-term securities (cost: $1,939,508,000)		1,940,600

	Total investment securities 100.02% (cost: $25,388,883,000)		36,031,707

	Other assets less liabilities (0.02)%		(5,441)

	Net assets 100.00%		$36,026,266

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes a security (with a value of $5,722,000, which represented .02% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is shown in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)

Common stocks 0.93%
Industrials 0.93%
BWX Technologies, Inc.	5,290,948	489,900	366,178	5,414,670	$(1,021)	$128,124	$3,592	$336,143

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $3,637,561,000, which represented 10.10% of the net assets of the fund. This amount includes $3,621,224,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

American Funds Insurance Series        69

International Growth and Income Fund

Summary investment portfolio December 31, 2019

Common stocks 88.41%		Shares	Value (000)
Financials 16.74%	HDFC Bank Ltd.[1]	2,457,600	$43,799
	Zurich Insurance Group AG1	92,200	37,815
	AIA Group Ltd.[1]	2,338,600	24,606
	Banco Santander, SA1	4,834,538	20,413
	ING Groep NV1	1,367,000	16,429
	Sony Financial Holdings Inc.[1]	660,400	15,808
	Prudential PLC[1]	738,000	14,200
	Bank Rakyat Indonesia (Persero) Tbk PT1	43,843,000	13,837
	DBS Group Holdings Ltd.[1]	558,000	10,756
	Haci Ömer Sabanci Holding AS1	6,520,900	10,463
	Other securities		43,052

			251,178

Industrials 10.95%	Airbus SE, non-registered shares[1]	216,160	31,715
	Shanghai International Airport Co., Ltd., Class A1	2,590,033	29,298
	ASSA ABLOY AB, Class B1	681,100	15,916
	Komatsu Ltd.[1]	629,600	15,095
	Airports of Thailand PCL, foreign registered[1]	5,250,000	12,974
	SMC Corp.[1]	23,300	10,651
	Adani Ports & Special Economic Zone Ltd.[1]	1,975,327	10,135
	Other securities		38,511

			164,295

Consumer discretionary 10.51%	Luckin Coffee Inc., Class A (ADR)[2]	987,340	38,862
	Sony Corp.[1]	430,000	29,269
	LVMH Moët Hennessy-Louis Vuitton SE1	48,000	22,355
	Kering SA1	29,000	19,104
	Galaxy Entertainment Group Ltd.[1]	2,365,000	17,432
	Alibaba Group Holding Ltd. (ADR)[2]	79,100	16,777
	Other securities		13,788

			157,587

Health care 9.46%	Novartis AG1	502,545	47,612
	Daiichi Sankyo Co., Ltd.[1]	561,000	37,044
	Takeda Pharmaceutical Co. Ltd.[1]	518,353	20,536
	Fresenius SE & Co. KGaA[1]	275,800	15,568
	Other securities		21,085

			141,845

Energy 7.44%	Royal Dutch Shell PLC, Class A (GBP denominated)[1]	2,147,691	63,839
	Royal Dutch Shell PLC, Class B1	138,000	4,112
	TOTAL SA1	404,534	22,356
	Canadian Natural Resources, Ltd. (CAD denominated)	272,500	8,814
	Canadian Natural Resources, Ltd.	92,000	2,976
	Other securities		9,504

			111,601

Utilities 6.31%	E.ON SE1	3,488,000	37,304
	ENN Energy Holdings Ltd.[1]	1,658,000	18,128
	Other securities		39,281

			94,713

70        American Funds Insurance Series

International Growth and Income Fund

Common stocks		Shares	Value (000)
Materials 6.11%	Rio Tinto PLC[1]	658,800	$39,144
	Kansai Paint Co., Ltd.[1]	512,000	12,514
	Air Liquide SA, non-registered shares[1]	79,200	11,256
	Other securities		28,698

			91,612

Information technology 5.64%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	2,804,000	31,053
	Tokyo Electron Ltd.[1]	96,500	21,206
	ASML Holding NV1	47,800	14,235
	Samsung Electronics Co., Ltd.[1]	259,000	12,480
	Other securities		5,577

			84,551

Consumer staples 5.21%	British American Tobacco PLC[1]	548,402	23,365
	Pernod Ricard SA1	128,650	23,029
	Coca-Cola Icecek AS, Class C1	2,631,000	17,131
	Other securities		14,657

			78,182

Communication services 5.15%	Singapore Telecommunications Ltd.[1]	9,429,449	23,646
	SoftBank Group Corp.[1]	487,600	21,229
	Yandex NV, Class A2	470,000	20,440
	Other securities		12,003

			77,318

Real estate 4.89%	Sun Hung Kai Properties Ltd.[1]	2,061,500	31,622
	CK Asset Holdings Ltd.[1]	2,626,000	19,032
	China Overseas Land & Investment Ltd.[1]	3,944,000	15,403
	Other securities		7,322

			73,379

	Total common stocks (cost: $1,069,560,000)		1,326,261

Preferred securities 2.10%
Financials 1.83%	Itaú Unibanco Holding SA, preferred nominative (ADR)	2,993,550	27,391

Energy 0.27%	Other securities		4,072

	Total preferred securities (cost: $26,377,000)		31,463

Bonds, notes & other debt instruments 1.12%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.58%
Bonds & notes of governments & government agencies outside the U.S. 0.58%	Other securities		8,743

Corporate bonds & notes 0.54%
Other 0.54%	Other securities		8,076

	Total bonds, notes & other debt instruments (cost: $15,646,000)		16,819

American Funds Insurance Series        71

International Growth and Income Fund

Short-term securities 8.54%	Shares	Value (000)
Money market investments 8.54%

Capital Group Central Cash Fund 1.73%[3]	1,280,263	$128,026

Total short-term securities (cost: $127,980,000)		128,026

Total investment securities 100.17% (cost: $1,239,563,000)		1,502,569

Other assets less liabilities (0.17)%		(2,483)

Net assets 100.00%		$1,500,086

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes a security (with a value of $1,931,000, which represented .13% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts
Contract amount				Unrealized depreciation at 12/31/2019 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD1,609	GBP1,223	Bank of America	1/9/2020	$(11)

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,211,171,000, which represented 80.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

USD/$ = U.S. dollars

See notes to financial statements.

72        American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2019

Common stocks 68.57%		Shares	Value (000)

Consumer staples 10.33%	Philip Morris International Inc.	188,220	$ 16,016
	British American Tobacco PLC[1]	307,500	13,101
	Diageo PLC[1]	303,200	12,777
	Coca-Cola Co.	225,000	12,454
	Carlsberg A/S, Class B1	72,426	10,804
	Altria Group, Inc.	205,470	10,255
	Nestlé SA1	69,277	7,505
	Imperial Brands PLC[1]	291,600	7,225
	Other securities		13,015

			103,152

Information technology 9.62%	Microsoft Corp.	119,020	18,769
	Broadcom Inc.	51,500	16,275
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,366,800	15,137
	Intel Corp.	221,100	13,233
	QUALCOMM Inc.	123,400	10,888
	Other securities		21,730

			96,032

Financials 8.43%	CME Group Inc., Class A	66,166	13,281
	Zurich Insurance Group AG1	31,098	12,755
	JPMorgan Chase & Co.	72,900	10,162
	Truist Financial Corp.	152,006	8,561
	Sampo Oyj, Class A1	153,061	6,678
	Swedbank AB, Class A1	419,333	6,254
	Other securities		26,516

			84,207

Real estate 7.88%	American Tower Corp. REIT	81,369	18,700
	Crown Castle International Corp. REIT	130,300	18,522
	Link Real Estate Investment Trust REIT[1]	848,000	9,003
	CK Asset Holdings Ltd.[1]	971,500	7,041
	Other securities		25,386

			78,652

Energy 6.06%	Royal Dutch Shell PLC, Class B1	661,840	19,721
	Royal Dutch Shell PLC, Class B (ADR)	8,500	510
	Royal Dutch Shell PLC, Class A (GBP denominated)[1]	101	3
	Enbridge Inc. (CAD denominated)	458,570	18,233
	Chevron Corp.	57,700	6,953
	Other securities		15,110

			60,530

Health care 5.32%	AstraZeneca PLC[1]	123,900	12,396
	AstraZeneca PLC (ADR)	145,100	7,235
	GlaxoSmithKline PLC[1]	541,100	12,730
	Pfizer Inc.	207,500	8,130
	Other securities		12,654

			53,145

Communication services 4.89%	Vodafone Group PLC[1]	6,536,800	12,690
	Koninklijke KPN NV1	2,808,662	8,299
	Nippon Telegraph and Telephone Corp.[1]	263,000	6,662
	Other securities		21,142

			48,793

American Funds Insurance Series        73

Capital Income Builder

Common stocks (continued)		Shares	Value (000)

Utilities 4.80%	Enel SpA[1]	2,008,308	$ 15,977
	Edison International	159,800	12,050
	SSE PLC[1]	339,756	6,510
	Other securities		13,413

			47,950

Industrials 4.52%	Airbus SE, non-registered shares[1]	92,765	13,610
	Boeing Co.	21,750	7,085
	BOC Aviation Ltd.[1]	646,700	6,570
	Other securities		17,891

			45,156

Consumer discretionary 4.07%	Las Vegas Sands Corp.	195,000	13,463
	Sands China Ltd.[1]	1,782,000	9,556
	Other securities		17,667

			40,686

Materials 2.65%	Dow Inc.	164,133	8,983
	Other securities		17,517

			26,500

	Total common stocks (cost: $597,003,000)		684,803

Rights & warrants 0.00%
Energy 0.00%	Other securities		–	[2]

	Total rights & warrants (cost: $1,000)		–	[2]

Convertible stocks 1.61%
Utilities 0.74%	Sempra Energy, Series A, convertible preferred, 6.00% 2021	61,600	7,393

Information technology 0.46%	Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	3,900	4,594

Real estate 0.41%	Crown Castle International Corp. REIT, Series A, convertible preferred, 6.875% 2020	3,150	4,038

	Total convertible stocks (cost: $13,498,000)		16,025

Bonds, notes & other debt instruments 21.35%		Principal amount (000)
U.S. Treasury bonds & notes 10.37%
U.S. Treasury 9.79%	U.S. Treasury 1.75% 2020	$ 8,000	8,008
	U.S. Treasury 2.00% 2022[3]	15,000	15,159
	U.S. Treasury 2.125% 2022	8,800	8,931
	U.S. Treasury 2.00% 2025	13,200	13,384
	U.S. Treasury 1.875% 2026	6,300	6,331
	U.S. Treasury 2.00% 2026	7,500	7,588
	U.S. Treasury 0%–3.13% 2021–2049[3]	40,841	38,435

			97,836

74        American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

U.S. Treasury inflation-protected securities 0.58%	U.S. Treasury Inflation-Protected Securities 0.50%–0.63% 2023–2028[4]	$ 5,698	$ 5,788

	Total U.S. Treasury bonds & notes		103,624

Corporate bonds & notes 4.87%
Utilities 0.85%	Edison International 3.55%–5.75% 2024–2028	865	903
	Southern California Edison Co. 3.60%–4.13% 2028–2048	694	720
	Other securities		6,900

			8,523

Consumer staples 0.69%	Altria Group, Inc. 5.95% 2049	327	396
	British American Tobacco PLC 3.22%–4.76% 2026–2049	1,190	1,211
	Philip Morris International Inc. 3.375% 2029	450	472
	Other securities		4,829

			6,908

Financials 0.68%	JPMorgan Chase & Co. 2.739% 2030 (USD-SOFR + 1.51% on 10/15/2029)[5]	246	246
	Other securities		6,580

			6,826

Information technology 0.65%	Broadcom Inc. 4.75% 2029[6]	490	536
	Broadcom Ltd. 3.875% 2027	370	384
	Microsoft Corp. 1.55%–2.40% 2021–2022	1,505	1,519
	Other securities		4,008

			6,447

Health care 0.53%	AstraZeneca PLC 3.375% 2025	200	212
	Other securities		5,106

			5,318

Energy 0.41%	Enbridge Energy Partners, LP 7.375% 2045	73	109
	Shell International Finance BV 2.00% 2024	420	419
	Other securities		3,548

			4,076

Communication services 0.30%	Vodafone Group PLC 4.25% 2050	75	79
	Other securities		2,904

			2,983

Other 0.76%	Other securities		7,557

	Total corporate bonds & notes		48,638

Mortgage-backed obligations 4.64%
Federal agency mortgage-backed obligations 4.13%	Freddie Mac 3.01%–3.50% 2045–2049[7,8]	13,624	13,995
	Other securities		27,245

			41,240

American Funds Insurance Series        75

Capital Income Builder

	Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

	Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 0.51%	Other securities		$5,082

	Total mortgage-backed obligations		46,322

	Asset-backed obligations 1.43%
	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[6,7]	$6,959	6,959
	Other securities		7,310

	Total asset-backed obligations		14,269

	Municipals 0.04%
	Other securities		415

	Total bonds, notes & other debt instruments (cost: $208,835,000)		213,268

	Short-term securities 7.66%	Shares

	Money market investments 7.66%
	Capital Group Central Cash Fund 1.73%[9]	765,198	76,520

	Total short-term securities (cost: $76,393,000)		76,520

	Total investment securities 99.19% (cost: $895,730,000)		990,616
	Other assets less liabilities 0.81%		8,100

	Net assets 100.00%		$998,716

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[10] (000)	Value at 12/31/2019[11] (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	422	April 2020	$84,400	$90,941	$ (41)
5 Year U.S. Treasury Note Futures	Short	50	April 2020	(5,000)	(5,930)	27
10 Year U.S. Treasury Note Futures	Long	37	March 2020	3,700	4,752	(40)
10 Year Ultra U.S. Treasury Note Futures	Short	6	March 2020	(600)	(844)	10
20 Year U.S. Treasury Bond Futures	Long	49	March 2020	4,900	7,639	(162)
30 Year Ultra U.S. Treasury Bond Futures	Long	23	March 2020	2,300	4,178	(125)
						$(331)

76        American Funds Insurance Series

Capital Income Builder

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
2.197%	U.S. EFFR	4/15/2021	$31,000	$ 253	$–	$ 253
1.6325%	U.S. EFFR	7/18/2021	40,000	75	–	75
1.3615%	U.S. EFFR	11/1/2021	23,500	(36)	–	(36)
1.281%	U.S. EFFR	11/4/2021	23,500	(70)	–	(70)
U.S. EFFR	1.335%	11/26/2021	38,000	77	–	77
2.21875%	U.S. EFFR	3/14/2024	9,000	271	–	271
U.S. EFFR	1.485%	10/23/2029	5,000	76	–	76
U.S. EFFR	1.4869%	10/23/2029	4,600	69	–	69
U.S. EFFR	1.453%	10/24/2029	5,800	105	–	105
U.S. EFFR	1.4741%	10/24/2029	5,800	94	–	94
U.S. EFFR	1.4495%	10/24/2029	4,200	78	–	78
U.S. EFFR	1.446%	10/24/2029	600	11	–	11
1.419%	U.S. EFFR	11/26/2029	8,000	(174)	–	(174)
					$–	$ 829

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $345,473,000, which represented 34.59% of the net assets of the fund. This amount includes $345,261,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Amount less than one thousand.

3All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,180,000, which represented .12% of the net assets of the fund.

4Index-linked bond whose principal amount moves with a government price index.

5Step bond; coupon rate may change at a later date.

6Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $21,329,000, which represented 2.14% of the net assets of the fund.

7Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

8Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

9Rate represents the seven-day yield at 12/31/2019.

10Notional amount is calculated based on the number of contracts and notional contract size.

11Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

EFFR = Effective Federal Funds Rate

GBP = British pounds

SOFR = Secured Overnight Financing Rate

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series        77

Asset Allocation Fund

Summary investment portfolio December 31, 2019

Common stocks 64.44%		Shares	Value (000)

Information technology 15.65%	Microsoft Corp.	6,891,900	$1,086,852
	Broadcom Inc.	2,097,200	662,757
	ASML Holding NV (New York registered)	1,865,000	551,928
	ASML Holding NV1	70,000	20,847
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,806,700	395,469
	MKS Instruments, Inc.[2]	2,800,000	308,028
	VeriSign, Inc.[3]	1,400,000	269,752
	Intel Corp.	3,500,000	209,475
	Visa Inc., Class A	1,032,000	193,913
	Dell Technologies Inc., Class C3	3,387,100	174,063
	Mastercard Inc., Class A	451,000	134,664
	Other securities		284,508

			4,292,256

Financials 11.02%	First Republic Bank	3,380,000	396,981
	Chubb Ltd.	2,375,000	369,693
	Arch Capital Group Ltd.[3]	7,331,500	314,448
	JPMorgan Chase & Co.	1,600,000	223,040
	Bank of America Corp.	6,000,000	211,320
	Capital One Financial Corp.	2,000,000	205,820
	Citigroup Inc.	2,500,000	199,725
	CME Group Inc., Class A	977,200	196,144
	Apollo Global Management, Inc., Class A	3,090,000	147,424
	Other securities		758,031

			3,022,626

Health care 10.65%	UnitedHealth Group Inc.	2,016,300	592,752
	Johnson & Johnson	3,200,000	466,784
	Humana Inc.	1,265,000	463,648
	Abbott Laboratories	3,000,000	260,580
	Cigna Corp.	1,250,000	255,612
	Merck & Co., Inc.	2,420,300	220,126
	Other securities		660,419

			2,919,921

Industrials 5.90%	Northrop Grumman Corp.	1,449,400	498,550
	Boeing Co.	1,417,300	461,700
	Lockheed Martin Corp.	847,200	329,883
	CSX Corp.	1,875,000	135,675
	Other securities		191,830

			1,617,638

Consumer discretionary 4.89%	Home Depot, Inc.	1,188,000	259,435
	Amazon.com, Inc.[3]	103,000	190,328
	Suzuki Motor Corp.[1]	4,500,000	188,490
	Aramark	4,300,000	186,620
	General Motors Co.	4,100,000	150,060
	VF Corp.	1,400,000	139,524
	Kontoor Brands, Inc.[2]	3,250,000	136,467
	Other securities		90,610

			1,341,534

78        American Funds Insurance Series

Asset Allocation Fund

Common stocks		Shares	Value (000)
Communication services 4.32%	Charter Communications, Inc., Class A3	942,126	$ 457,006
	Alphabet Inc., Class C3	133,600	178,626
	Alphabet Inc., Class A3	111,200	148,940
	Facebook, Inc., Class A3	1,077,100	221,075
	Other securities		178,690

			1,184,337

Consumer staples 4.20%	Philip Morris International Inc.	6,243,000	531,217
	Nestlé SA1	3,006,689	325,734
	Nestlé SA (ADR)	900,000	97,434
	Altria Group, Inc.	3,200,000	159,712
	Other securities		37,280

			1,151,377

Energy 3.76%	Noble Energy, Inc.	13,500,000	335,340
	Cenovus Energy Inc. (CAD denominated)	29,000,000	294,790
	Royal Dutch Shell PLC, Class B (ADR)	2,745,000	164,618
	Other securities		234,790

			1,029,538

Materials 2.55%	Dow Inc.	5,416,666	296,454
	Other securities		401,213

			697,667

Real estate 0.87%	Other securities		238,213

Utilities 0.63%	CMS Energy Corp.	2,284,700	143,570
	Other securities		29,351

			172,921

	Total common stocks (cost: $11,151,198,000)		17,668,028

Rights & warrants 0.00%
Other 0.00%	Other securities		1,070

	Total rights & warrants (cost: $3,366,000)		1,070

Convertible stocks 0.52%
Information technology 0.26%	Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022[4]	60,000	70,678

Other 0.26%	Other securities		72,133

	Total convertible stocks (cost: $126,588,000)		142,811

Convertible bonds 0.00%		Principal amount (000)
Communication services 0.00%	Other securities		127

	Total convertible bonds (cost: $101,000)		127

American Funds Insurance Series        79

Asset Allocation Fund

Bonds, notes & other debt instruments 29.78%		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes 11.77%

U.S. Treasury 9.68%	U.S. Treasury 2.50% 2021	$ 200,000	$ 201,868
	U.S. Treasury 1.75% 2024	155,150	155,659
	U.S. Treasury 2.50% 2024[5]	225,000	232,461
	U.S. Treasury 1.13%–3.00% 2020–2049[5]	2,040,982	2,063,170

			2,653,158

U.S. Treasury inflation-protected securities 2.09%	U.S. Treasury Inflation-Protected Securities 0.13%–1.38% 2024–2049[5,6]	545,525	573,509

	Total U.S. Treasury bonds & notes		3,226,667

Corporate bonds & notes 10.36%

Health care 1.67%	UnitedHealth Group Inc. 2.38%–4.45% 2024–2048	14,455	16,075
	Other securities		441,912

			457,987

Financials 1.52%	ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	7,405	7,765
	Other securities		410,159

			417,924

Energy 1.34%	Cenovus Energy Inc. 3.80%–5.40% 2023–2047	11,635	12,381
	Noble Energy, Inc. 3.25%–4.95% 2028–2047	9,438	9,703
	Other securities		344,613

			366,697

Communication services 1.07%	Alphabet Inc. 1.998% 2026	3,000	2,984
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50%–6.48% 2023–2050[7]	37,855	41,961
	Other securities		248,604

			293,549

Industrials 0.82%	Boeing Co. 2.70%–3.90% 2022–2049	17,781	18,552
	Lockheed Martin Corp. 2.50%–3.55% 2020–2026	10,935	11,243
	Northrop Grumman Corp. 2.55%–3.25% 2022–2028	16,052	16,535
	Other securities		179,446

			225,776

Consumer discretionary 0.72%	Home Depot, Inc. 2.95%–4.50% 2028–2048	14,113	15,332
	Other securities		180,639

			195,971

Consumer staples 0.64%	Nestlé Holdings, Inc. 3.35% 2023[7]	750	785
	Philip Morris International Inc. 1.88%–3.38% 2020–2029	12,186	12,513
	Other securities		162,290

			175,588

Information technology 0.47%	Broadcom Inc. 3.13%–4.75% 2022–2029[7]	26,670	28,598
	Broadcom Ltd. 3.50%–3.88% 2024–2028	7,524	7,700
	Microsoft Corp. 1.55%–4.25% 2021–2047	20,985	22,758
	Other securities		71,003

			130,059

80        American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Other 2.11%	Other securities		$577,127

	Total corporate bonds & notes		2,840,678

Mortgage-backed obligations 6.93%
Federal agency mortgage-backed obligations 6.68%	Fannie Mae 0%–7.50% 2021–2050[8,9]	$628,513	649,074
	Freddie Mac 2.45%–5.42% 2023–2049[8,9]	289,392	299,107
	Government National Mortgage Assn. 3.50%–4.50% 2048–2050[8,10]	535,819	556,289
	Other securities		327,651

			1,832,121

Other 0.25%	Other securities		68,092

	Total mortgage-backed obligations		1,900,213

Federal agency bonds & notes 0.05%
	Fannie Mae 1.875% 2026	13,000	12,974

Other 0.67%
	Other securities		186,876

	Total bonds, notes & other debt instruments (cost: $8,000,047,000)		8,167,408

Short-term securities 5.80%		Shares
Money market investments 5.80%
	Capital Group Central Cash Fund 1.73%[11]	15,848,444	1,584,844
	Fidelity Institutional Money Market Funds - Government Portfolio 1.49%[11,12]	997,009	997
	Goldman Sachs Financial Square Government Fund 1.50%[11,12]	960,737	961
	Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.51%[11,12]	2,634,650	2,635

			1,589,437

	Total short-term securities (cost: $1,588,867,000)		1,589,437

	Total investment securities 100.54% (cost: $20,870,167,000)		27,568,881
	Other assets less liabilities (0.54)%		(149,226)

	Net assets 100.00%		$27,419,655

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $40,104,000, which represented .15% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,194,000, an aggregate cost of $9,168,000, and which represented .02% of the net assets of the fund) were acquired from 9/26/2013 to 9/4/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series        81

Asset Allocation Fund

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[13] (000)	Value at 12/31/2019[14] (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	5,773	April 2020	$1,154,600	$1,244,082	$ (625)
5 Year U.S. Treasury Note Futures	Long	5,836	April 2020	583,600	692,204	(2,360)
10 Year U.S. Treasury Note Futures	Short	214	March 2020	(21,400)	(27,482)	290
10 Year Ultra U.S. Treasury Note Futures	Short	836	March 2020	(83,600)	(117,628)	1,420
30 Year Ultra U.S. Treasury Bond Futures	Long	291	March 2020	29,100	52,862	(1,687)
						$(2,962)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)

3-month USD-LIBOR	2.18075%	3/29/2024	$ 26,400	$ (518)	$–	$ (518)
3-month USD-LIBOR	2.194%	3/29/2024	101,900	(2,056)	–	(2,056)
3-month USD-LIBOR	2.21875%	3/29/2024	107,250	(2,273)	–	(2,273)
3-month USD-LIBOR	1.5615%	11/27/2024	130,000	1,035	–	1,035
					$–	$(3,812)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized loss (000)	Net unrealized appreciation (000)	Dividend or interest income (000)	Value of affiliates at 12/31/2019 (000)

Common stocks 1.62%
Information technology 1.12%
MKS Instruments, Inc.	–	2,800,000	–	2,800,000	$ –	$ 70,752	$1,510	$308,028
Consumer discretionary 0.50%
Kontoor Brands, Inc.	–	3,250,000	–	3,250,000	–	45,066	3,548	136,467
Dillard’s, Inc., Class A (USA)[15]	1,700,000	–	1,700,000	–	(5,248)	7,584	340	–

								136,467

Energy 0.00%
Weatherford International PLC[3,15]	60,000,000	–	60,000,000	–	(446,158)	415,322	–	–

Total common stocks								444,495

Bonds, notes & other debt instruments 0.00%
Energy 0.00%
Weatherford International LLC 9.875% 2025[15,16]	–	$2,550,000	$2,550,000	–	(1,906)	–	108	–
Weatherford International PLC 4.50% 2022[15,16]	$6,365,000	–	$6,365,000	–	(4,097)	1,849	198	–
Weatherford International PLC 8.25% 2023[15,16]	$5,800,000	–	$5,800,000	–	(4,441)	2,224	243	–
Weatherford International PLC 9.875% 2024[15,16]	$1,000,000	–	$1,000,000	–	(778)	391	49	–
Weatherford International PLC 9.875% 2025[7,15]	$2,550,000	–	$2,550,000	–	–	973	19	–

82        American Funds Insurance Series

Asset Allocation Fund

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized loss (000)	Net unrealized appreciation (000)	Dividend or interest income (000)	Value of affiliates at 12/31/2019 (000)
Weatherford International PLC 6.50% 2036[15,16]	$7,595,000	–	$7,595,000	–	$ (4,703)	$ 2,519	$ 249	$ –
Weatherford International PLC 6.75% 2040[15,16]	$7,825,000	–	$7,825,000	–	(3,983)	1,811	270	–
								–
Total 1.62%					$(471,314)	$548,491	$6,534	$444,495

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $923,930,000, which represented 3.37% of the net assets of the fund. This amount includes $906,137,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.

[3]	Security did not produce income during the last 12 months.

[4]

All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,“ was $5,211,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $15,999,000, which represented .06% of the net assets of the fund.

[6]	Index-linked bond whose principal amount moves with a government price index.

[7]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $975,763,000, which represented 3.56% of the net assets of the fund.

[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[9]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[10]	Purchased on a TBA basis.

[11]	Rate represents the seven-day yield at 12/31/2019.

[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

[13]	Notional amount is calculated based on the number of contracts and notional contract size.

[14]	Value is calculated based on the notional amount and current market price.

[15]	Unaffiliated issuer at 12/31/2019.

[16]	Scheduled interest and/or principal payment was not received.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series        83

Global Balanced Fund

Summary investment portfolio December 31, 2019

Common stocks 64.17%		Shares	Value (000)

Information technology 13.78%	ASML Holding NV1	34,500	$10,275
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	860,000	9,524
	Broadcom Inc.	26,895	8,500
	Microsoft Corp.	49,620	7,825
	PagSeguro Digital Ltd., Class A2	154,528	5,279
	Temenos AG1	18,000	2,846
	Visa Inc., Class A	14,600	2,743
	Tokyo Electron Ltd.[1]	11,800	2,593
	Other securities		10,638

			60,223

Health care 11.01%	Merck & Co., Inc.	116,325	10,580
	AstraZeneca PLC[1]	102,050	10,210
	Humana Inc.	16,330	5,985
	Coloplast A/S, Class B1	23,150	2,878
	Mettler-Toledo International Inc.[2]	3,500	2,776
	Other securities		15,696

			48,125

Financials 9.46%	JPMorgan Chase & Co.	43,800	6,106
	Zurich Insurance Group AG1	13,940	5,717
	Sberbank of Russia PJSC (ADR)[1]	331,000	5,446
	Berkshire Hathaway Inc., Class A2	16	5,434
	AIA Group Ltd.[1]	426,000	4,482
	B3 SA - Brasil, Bolsa, Balcao	376,000	4,016
	BlackRock, Inc.	5,730	2,881
	Other securities		7,260

			41,342

Consumer staples 8.98%	Nestlé SA1	64,100	6,944
	British American Tobacco PLC[1]	156,300	6,659
	Altria Group, Inc.	122,500	6,114
	Philip Morris International Inc.	59,300	5,046
	Anheuser-Busch InBev SA/NV1	47,200	3,871
	Keurig Dr Pepper Inc.	106,000	3,069
	Other securities		7,540

			39,243

Industrials 7.38%	Boeing Co.	12,700	4,137
	Edenred SA1	66,528	3,442
	MTU Aero Engines AG1	9,800	2,798
	Other securities		21,883

			32,260

Consumer discretionary 4.48%	Home Depot, Inc.	21,275	4,646
	General Motors Co.	110,500	4,044
	Alibaba Group Holding Ltd.[1,2]	109,600	2,915
	LVMH Moët Hennessy-Louis Vuitton SE1	5,765	2,685
	Other securities		5,264

			19,554

Materials 2.71%	Givaudan SA1	815	2,551
	Other securities		9,273

			11,824

84        American Funds Insurance Series

Global Balanced Fund

Common stocks		Shares	Value (000)

Real estate 2.39%	Crown Castle International Corp. REIT	23,940	$3,403
	Gaming and Leisure Properties, Inc. REIT	59,720	2,571
	Other securities		4,444

			10,418

Communication services 1.65%	Alphabet Inc., Class C2	3,579	4,785
	Other securities		2,422

			7,207

Energy 1.64%	Canadian Natural Resources, Ltd. (CAD denominated)	89,000	2,878
	Other securities		4,303

			7,181

Utilities 0.69%	Ørsted AS1	29,100	3,015

	Total common stocks (cost: $202,304,000)		280,392

Bonds, notes & other debt instruments 32.18%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 13.76%
	Japan, Series 346, 0.10% 2027	¥ 304,250	2,842
	Japan, Series 356, 0.10% 2029	420,000	3,911
	Japan 0.10%–1.70% 2020–2044[3]	1,089,927	10,551
	Other securities		42,821

			60,125

U.S. Treasury bonds & notes 11.68%
U.S. Treasury 9.42%	U.S. Treasury 2.25% 2021	$ 5,000	5,043
	U.S. Treasury 1.625% 2022[4]	2,850	2,851
	U.S. Treasury 2.25% 2024	3,055	3,129
	U.S. Treasury 2.25% 2027	2,800	2,880
	U.S. Treasury 1.13%–3.13% 2020–2048[4]	26,442	27,242

			41,145

U.S. Treasury inflation-protected securities 2.26%	U.S. Treasury Inflation-Protected Security 0.875% 2029[3]	4,306	4,575
	U.S. Treasury Inflation-Protected Security 1.00% 2049[3,4]	2,301	2,561
	U.S. Treasury Inflation-Protected Securities 0.13%–1.38% 2022–2044[3,4]	2,643	2,761

			9,897

	Total U.S. Treasury bonds & notes		51,042

Corporate bonds & notes 4.82%
Financials 1.07%	JPMorgan Chase & Co. 2.55%–3.25% 2021–2023	254	259
	JPMorgan Chase & Co., Series S, junior subordinated, 6.75% (3-month USD-LIBOR + 3.78% on 2/1/2024)[5]	135	153
	JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.276% 2021[6]	300	300
	Other securities		3,955

			4,667

Health care 0.68%	AstraZeneca PLC 2.38%–3.50% 2022–2023	260	268
	Humana Inc. 3.15% 2022	100	103
	Other securities		2,621

			2,992

American Funds Insurance Series        85

Global Balanced Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer staples 0.53%	Altria Group, Inc. 2.63%–5.80% 2020–2039	$ 225	$247
	Altria Group, Inc. 1.00%–2.20% 2023–2027	€ 380	447
	British American Tobacco PLC 2.79%–4.76% 2024–2049	$ 455	462
	Philip Morris International Inc. 2.00%–2.63% 2020–2022	70	70
	Reynolds American Inc. 4.00%–4.45% 2022–2025	120	129
	Other securities		951

			2,306

Information technology 0.25%	Broadcom Ltd. 3.875% 2027	190	198
	Microsoft Corp. 2.40%–3.30% 2026–2027	577	600
	Other securities		297

			1,095

Other 2.29%	Other securities		10,014

	Total corporate bonds & notes		21,074

Mortgage-backed obligations 1.92%
Federal agency mortgage-backed obligations 1.63%	Other securities		7,162

Other mortgage-backed securities 0.29%	Other securities		1,205

	Total mortgage-backed obligations		8,367

	Total bonds, notes & other debt instruments (cost: $136,525,000)		140,608

Short-term securities 3.41%
Other short-term securities 2.77%
	Alberta (Province of) 1.77% due 1/8/2020[7]	5,750	5,748
	Toronto-Dominion Bank 1.91% due 1/22/2020[7]	4,250	4,245
	Other securities		2,102

			12,095

		Shares
Money market investments 0.64%
	Capital Group Central Cash Fund 1.73%[8]	28,249	2,825

	Total short-term securities (cost: $14,874,000)		14,920

	Total investment securities 99.76% (cost: $353,703,000)		435,920
	Other assets less liabilities 0.24%		1,030

	Net assets 100.00%		$436,950

86        American Funds Insurance Series

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[9] (000)	Value at 12/31/2019[10] (000)	Unrealized depreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	53	April 2020	$10,600	$11,421	$ (7)
5 Year U.S. Treasury Note Futures	Long	21	April 2020	2,100	2,491	(9)
						$(16)

Forward currency contracts

				Unrealized appreciation (depreciation) at 12/31/2019 (000)
Contract amount
Purchases (000)	Sales (000)	Counterparty	Settlement date

EUR375	USD417	Standard Chartered Bank	1/6/2020	$ 4
USD857	ILS2,960	JPMorgan Chase	1/6/2020	– [11]
USD257	ZAR3,800	Citibank	1/6/2020	(14)
USD636	JPY69,000	UBS AG	1/7/2020	1
USD173	ILS600	UBS AG	1/7/2020	(1)
JPY90,700	USD838	JPMorgan Chase	1/7/2020	(3)
CZK11,700	EUR458	Goldman Sachs	1/8/2020	2
USD113	CNH800	HSBC Bank	1/8/2020	(2)
CLP875,800	USD1,101	Morgan Stanley	1/9/2020	64
EUR300	USD335	Citibank	1/9/2020	2
USD334	EUR300	Morgan Stanley	1/9/2020	(3)
USD123	CLP98,800	Bank of America	1/9/2020	(8)
USD143	CLP114,114	Citibank	1/9/2020	(9)
USD344	CLP275,886	Citibank	1/9/2020	(24)
USD569	BRL2,396	Goldman Sachs	1/9/2020	(26)
USD474	CLP387,000	HSBC Bank	1/9/2020	(41)
USD107	INR7,675	JPMorgan Chase	1/10/2020	(1)
EUR1,540	USD1,710	HSBC Bank	1/13/2020	19
GBP526	USD693	Bank of America	1/13/2020	4
USD335	EUR300	Citibank	1/13/2020	(2)
USD525	THB15,900	Standard Chartered Bank	1/13/2020	(6)
USD564	JPY61,000	Bank of New York Mellon	1/14/2020	2
JPY61,000	USD560	Bank of New York Mellon	1/14/2020	1
EUR217	USD242	Bank of New York Mellon	1/15/2020	1
GBP200	USD264	JPMorgan Chase	1/15/2020	1
KRW175,200	USD151	Standard Chartered Bank	1/15/2020	1
GBP730	EUR864	Goldman Sachs	1/15/2020	(3)
ILS2,600	USD745	Bank of America	1/16/2020	9
GBP900	USD1,185	HSBC Bank	1/16/2020	8
CAD10	USD8	JPMorgan Chase	1/16/2020	– [11]
USD517	MXN9,900	Citibank	1/16/2020	(6)
EUR1,456	NOK14,752	Bank of America	1/16/2020	(45)
EUR700	USD783	Bank of America	1/17/2020	3
EUR410	USD459	Citibank	1/17/2020	2
EUR400	USD448	Standard Chartered Bank	1/17/2020	1
AUD1,450	USD1,000	Citibank	1/21/2020	18
USD55	JPY6,000	UBS AG	1/21/2020	– [11]
GBP370	USD495	Standard Chartered Bank	1/21/2020	(4)
EUR155	USD173	Citibank	1/23/2020	1

American Funds Insurance Series        87

Global Balanced Fund

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation) at 12/31/2019 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD250	INR17,800	HSBC Bank	1/23/2020	$ 1
USD290	MXN5,515	UBS AG	1/23/2020	– [11]
USD235	CNH1,645	JPMorgan Chase	1/23/2020	(1)
EUR1,804	USD2,011	Standard Chartered Bank	1/27/2020	16
USD117	INR8,300	Standard Chartered Bank	1/27/2020	– [11]
USD73	BRL300	JPMorgan Chase	1/27/2020	(1)
CNH4,000	USD565	Standard Chartered Bank	2/10/2020	9
CNH1,550	USD220	Standard Chartered Bank	2/10/2020	3
USD284	CNH2,000	HSBC Bank	2/10/2020	(4)
USD1,456	CNH10,410	Standard Chartered Bank	2/10/2020	(38)
USD510	MXN10,100	JPMorgan Chase	3/4/2020	(19)
USD365	JPY39,400	Bank of New York Mellon	6/15/2020	(1)
USD212	BRL900	JPMorgan Chase	7/1/2020	(10)
				$(99)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)

(0.0955)%	6-month EURIBOR	7/22/2024	€4,400	$(11)	$–	$(11)
6-month HUF-BUBOR	1.39%	11/11/2029	HUF161,000	8	–	8
6-month PLN-WIBOR	1.90%	11/12/2029	PLN2,100	(2)	–	(2)
6-month PLN-WIBOR	1.88%	11/20/2029	2,120	(1)	–	(1)
3-month USD-LIBOR	2.0105%	12/18/2049	$ 215	4	–	4
					$–	$ (2)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $134,619,000, which represented 30.81% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $133,000, which represented .03% of the net assets of the fund.
[5]	Step bond; coupon rate may change at a later date.
[6]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[7]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $18,373,000, which represented 4.20% of the net assets of the fund.

[8]	Rate represents the seven-day yield at 12/31/2019.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Amount less than one thousand.

88        American Funds Insurance Series

Global Balanced Fund

Key to abbreviations and symbols
ADR = American Depositary Receipts	ILS = Israeli shekels
AUD = Australian dollars	INR = Indian rupees
BRL = Brazilian reais	JPY/¥ = Japanese yen
BUBOR = Budapest Interbank Offered Rate	KRW = South Korean won
CAD = Canadian dollars	LIBOR = London Interbank Offered Rate
CLP = Chilean pesos	MXN = Mexican pesos
CNH = Chinese yuan renminbi	NOK = Norwegian kroner
CZK = Czech korunas	PLN = Polish zloty
EUR/€ = Euros	THB = Thai baht
EURIBOR = Euro Interbank Offered Rate	USD/$ = U.S. dollars
GBP = British pounds	WIBOR = Warsaw Interbank Offer Rate
HUF = Hungarian forints	ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series        89

Bond Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 97.76%		Principal amount (000)	Value (000)
Mortgage-backed obligations 31.88%
Federal agency mortgage-backed obligations 31.62%	Fannie Mae Pool #AJ9355 3.00% 2027[1]	$ 125	$128
	Fannie Mae Pool #MA3827 2.50% 2034[1]	162,370	163,798
	Fannie Mae Pool #MA3764 2.50% 2034[1]	70,404	71,022
	Fannie Mae Pool #BM5632 3.00% 2047[1]	73,142	74,824
	Fannie Mae Pool #CA0858 3.50% 2047[1]	58,233	60,512
	Fannie Mae Pool #MA3495 4.00% 2048[1]	74,668	77,777
	Fannie Mae Pool #MA3803 3.50% 2049[1]	103,395	106,391
	Fannie Mae Pool #MA3775 3.50% 2049[1]	61,937	63,696
	Fannie Mae Pool #MA3905 3.00% 2050[1]	270,650	274,433
	Fannie Mae 2.50%–9.16% 2023–2058[1,2]	599,696	623,075
	Freddie Mac 3.50% 2047[1]	95,958	99,954
	Freddie Mac 3.50% 2047[1]	53,152	55,281
	Freddie Mac Pool #G08799 3.00% 2048[1]	56,530	57,578
	Freddie Mac Pool #SD8010 3.00% 2049[1]	74,000	75,069
	Freddie Mac Pool #SD7509 3.00% 2049[1]	60,137	61,702
	Freddie Mac Pool #SD8011 3.50% 2049[1]	126,986	130,515
	Freddie Mac 0%–5.50% 2021–2049[1]	615,958	639,781
	Government National Mortgage Assn. 3.50% 2050[1,3]	77,460	79,824
	Government National Mortgage Assn. Pool #MA5817 4.00% 2049[1]	83,163	86,151
	Government National Mortgage Assn. Pool #MA5878 5.00% 2049[1]	104,318	109,869
	Government National Mortgage Assn. 4.00%–5.00% 2049–2050[1,3]	123,889	129,464
	Uniform Mortgage-Backed Security 3.00% 2035[1,3]	275,708	282,323
	Uniform Mortgage-Backed Securities 3.00%–4.50% 2035–2050[1,3]	5,537	5,750
	Other securities		7,317

			3,336,234

Other 0.26%	Other securities		27,735

	Total mortgage-backed obligations		3,363,969

Corporate bonds & notes 29.59%
Financials 6.30%	Intesa Sanpaolo SpA 5.017% 2024[4]	67,843	71,278
	Intesa Sanpaolo SpA 3.38%–5.71% 2023–2028[4]	33,400	34,861
	Other securities		558,756

			664,895

Health care 5.18%	Teva Pharmaceutical Finance Co. BV 2.80% 2023	86,064	80,004
	Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2046	141,821	122,608
	Other securities		343,751

			546,363

Energy 4.46%	Petróleos Mexicanos 6.50%–6.88% 2026–2027	73,343	79,670
	Other securities		390,604

			470,274

Utilities 3.58%	Edison International 3.13%–5.75% 2022–2028	11,700	12,239
	Southern California Edison Co. 2.85%–6.05% 2021–2048	87,298	95,762
	Other securities		269,642

			377,643

Consumer discretionary 3.54%	Other securities		373,697

90        American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Consumer staples 2.33%	Other securities		$246,148

Information technology 1.59%	Broadcom Inc. 4.25% 2026[4]	$ 41,375	43,995
	Broadcom Inc. 4.75% 2029[4]	61,009	66,768
	Broadcom Ltd. 3.00%–3.88% 2022–2027	26,822	27,566
	Other securities		28,982

			167,311

Industrials 1.18%	Other securities		124,948

Other 1.43%	Other securities		151,141

	Total corporate bonds & notes		3,122,420

U.S. Treasury bonds & notes 28.74%
U.S. Treasury 24.36%	U.S. Treasury 1.625% 2022	70,000	70,022
	U.S. Treasury 2.50% 2023	57,200	58,775
	U.S. Treasury 2.625% 2023	70,000	72,625
	U.S. Treasury 2.75% 2023	173,600	179,831
	U.S. Treasury 1.50% 2024	75,423	74,802
	U.S. Treasury 2.125% 2024	72,100	73,554
	U.S. Treasury 2.125% 2024[5]	72,100	73,520
	U.S. Treasury 2.25% 2024	65,000	66,521
	U.S. Treasury 2.75% 2025	132,000	138,843
	U.S. Treasury 2.875% 2025[5]	96,200	102,032
	U.S. Treasury 2.875% 2025	72,100	76,361
	U.S. Treasury 1.375% 2026	150,000	145,940
	U.S. Treasury 1.625% 2026	75,000	74,118
	U.S. Treasury 2.25% 2026	146,369	150,433
	U.S. Treasury 2.375% 2026	67,586	69,975
	U.S. Treasury 2.25% 2027[5]	120,200	123,645
	U.S. Treasury 2.25% 2027[5]	72,100	74,148
	U.S. Treasury 2.875% 2028	72,100	77,679
	U.S. Treasury 1.75% 2029	69,308	68,252
	U.S. Treasury 2.25% 2049[5]	364,471	353,646
	U.S. Treasury 3.00% 2049[5]	182,915	206,346
	U.S. Treasury 1.63%–8.75% 2020–2049[5]	227,943	239,298

			2,570,366

U.S. Treasury inflation-protected securities 4.38%	U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	25,074	25,235
	U.S. Treasury Inflation-Protected Security 0.375% 2025[6]	55,368	56,544
	U.S. Treasury Inflation-Protected Security 0.375% 2027[5,6]	105,195	107,342
	U.S. Treasury Inflation-Protected Security 0.50% 2028[5,6]	130,403	133,824
	U.S. Treasury Inflation-Protected Security 1.00% 2049[6]	124,504	138,576

			461,521

	Total U.S. Treasury bonds & notes		3,031,887

Bonds & notes of governments & government agencies outside the U.S. 3.03%
	Italy (Republic of) 0.95% 2023	€45,000	51,635
	Japan, Series 20, 0.10% 2025[6]	¥11,475,000	107,563
	United Mexican States, Series M, 5.75% 2026	MXN527,500	26,459
	Other securities		134,251

			319,908

American Funds Insurance Series        91

Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Asset-backed obligations 2.26%
	Other securities		$238,376

Municipals 2.14%
Illinois 1.91%	G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	$ 27,639	28,850
	G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	106,125	114,494
	G.O. Bonds, Series 2013-B, 3.65% 2020	1,825	1,831
	G.O. Bonds, Series 2013-B, 4.11% 2022	750	762
	G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,167
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	251
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,504
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,447
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,419
	G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	3,892	4,034
	Other securities		41,384

			202,143

Other 0.23%	Other securities		24,014

	Total municipals		226,157

Federal agency bonds & notes 0.12%
	Fannie Mae 2.125% 2026	11,910	12,086

	Total bonds, notes & other debt instruments (cost: $9,994,467,000)		10,314,803

Common stocks 0.00%		Shares
Other 0.00%	Other securities		144

	Total common stocks (cost: $605,000)		144

Rights & warrants 0.00%
Energy 0.00%	Other securities		3

	Total rights & warrants (cost: $18,000)		3

Short-term securities 5.71%
Money market investments 5.71%
	Capital Group Central Cash Fund 1.73%[7]	6,024,511	602,451

	Total short-term securities (cost: $602,341,000)		602,451

	Total investment securities 103.47% (cost: $10,597,431,000)		10,917,401
	Other assets less liabilities (3.47)%		(366,241)

	Net assets 100.00%		$10,551,160

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities that were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities that were valued under fair value procedures was $3,541,000, which represented .03% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $87,000, which represented less than .01% of the net assets of the fund.

92        American Funds Insurance Series

Bond Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 12/31/2019[9] (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	9,081	April 2020	$1,816,200	$1,956,956	$ (375)
5 Year Euro-Bobl Futures	Short	1,633	March 2020	€(163,300)	(244,775)	804
5 Year U.S. Treasury Note Futures	Long	11,307	April 2020	$1,130,700	1,341,116	(5,279)
10 Year Euro-Bund Futures	Short	532	March 2020	€ (53,200)	(101,739)	972
10 Year U.S. Treasury Note Futures	Short	489	March 2020	$ (48,900)	(62,798)	663
10 Year Ultra U.S. Treasury Note Futures	Short	3,335	March 2020	(333,500)	(469,245)	5,934
30 Year Euro-Buxl Futures	Long	272	March 2020	€ 27,200	60,526	(1,684)
30 Year Ultra U.S. Treasury Bond Futures	Long	924	March 2020	$ 92,400	167,850	(5,114)
						$(4,079)

Forward currency contracts

				Unrealized appreciation
Contract amount				(depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
EUR69,777	USD77,714	Citibank	1/6/2020	$ 584
EUR3,926	USD4,371	Bank of New York Mellon	1/6/2020	35
USD81,563	EUR73,700	Morgan Stanley	1/6/2020	(1,137)
USD38,670	MXN755,000	Barclays Bank PLC	1/7/2020	(1,224)
KRW96,758,000	USD82,788	Citibank	1/9/2020	899
KRW96,758,000	USD82,809	JPMorgan Chase	1/9/2020	878
USD104	MXN2,000	Barclays Bank PLC	1/13/2020	(2)
USD121,292	EUR109,250	HSBC Bank	1/13/2020	(1,355)
USD99,139	JPY10,730,000	Citibank	1/14/2020	306
USD13,351	JPY1,445,000	Goldman Sachs	1/15/2020	41
USD51,458	EUR46,000	Morgan Stanley	1/23/2020	(216)
				$(1,191)

American Funds Insurance Series        93

Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)

1.355%	U.S. EFFR	10/24/2021	$95,600	$(160)	$–	$ (160)

1.339%	U.S. EFFR	10/24/2021	173,700	(341)	–	(341)

3-month USD-LIBOR	2.18075%	3/29/2024	31,600	(621)	–	(621)

3-month USD-LIBOR	2.194%	3/29/2024	31,900	(644)	–	(644)

3-month USD-LIBOR	2.21875%	3/29/2024	33,500	(710)	–	(710)

3-month USD-LIBOR	2.3105%	5/3/2024	275,590	(7,009)	–	(7,009)

6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,512)	–	(1,512)

3-month USD-LIBOR	1.556%	11/27/2024	$148,600	1,222	–	1,222

3-month USD-LIBOR	1.561%	11/27/2024	148,600	1,187	–	1,187

3-month USD-LIBOR	1.554%	11/27/2024	126,300	1,051	–	1,051

3-month USD-LIBOR	1.5335%	11/29/2024	148,500	1,373	–	1,373

6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(228)	–	(228)

6-month JPY-LIBOR	0.58295%	3/23/2046	2,000,000	(760)	–	(760)

0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	1,046	–	1,046
					$–	$(6,106)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

2Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

3Purchased on a TBA basis.

4Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,120,890,000, which represented 10.62% of the net assets of the fund.

5All or a portion of this security was pledged as collateral. The total value of pledged collateral was $40,365,000, which represented .38% of the net assets of the fund.

6Index-linked bond whose principal amount moves with a government price index.

7Rate represents the seven-day yield at 12/31/2019.

8Notional amount is calculated based on the number of contracts and notional contract size.

9Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

94        American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 93.61%		Principal amount (000)	Value (000)
Euros 17.85%	Canada 3.50% 2020	€ 2,500	$2,807
	China (People’s Republic of) 0.125% 2026	1,400	1,565
	French Republic O.A.T. 0.50% 2029	14,440	16,845
	French Republic O.A.T. 0%–2.00% 2029–2048	6,215	7,390
	Germany (Federal Republic of) 0% 2029	12,440	14,209
	Germany (Federal Republic of) 0.10%–1.25% 2026–2048[1]	9,753	12,574
	Greece (Hellenic Republic of) 3.45% 2024	11,275	14,205
	Greece (Hellenic Republic of) 3.75% 2028	12,204	16,210
	Greece (Hellenic Republic of) 3.875% 2029	24,005	32,521
	Greece (Hellenic Republic of) 3.38%–4.20% 2025–2042	14,304	19,355
	Israel (State of) 1.50%–1.50% 2027–2029	1,500	1,834
	Italy (Republic of) 0.10% 2023[1]	22,007	25,004
	Italy (Republic of) 2.80% 2028	32,938	41,841
	Italy (Republic of) 3.00% 2029	7,440	9,620
	Italy (Republic of) 1.35%–3.85% 2022–2049	10,995	13,803
	Portuguese Republic 2.875% 2025	7,625	9,934
	Romania 4.625% 2049	12,905	17,913
	Romania 2.88%–4.63% 2029–2049	11,085	14,042
	Serbia (Republic of) 1.50% 2029	9,729	11,127
	Spain (Kingdom of) 1.45% 2027	8,975	10,990
	State Grid Europe Development (2014) PLC 1.50% 2022	194	224
	State Grid Overseas Investment Ltd. 1.25%–2.13% 2022–2030	1,406	1,646
	Other securities		84,217

			379,876

Japanese yen 13.35%	Export-Import Bank of India 0.59% 2022	¥ 400,000	3,667
	Japan, Series 19, 0.10% 2024[1]	2,438,212	22,821
	Japan, Series 18, 0.10% 2024[1]	1,966,375	18,378
	Japan, Series 346, 0.10% 2027	3,125,000	29,185
	Japan, Series 23, 0.10% 2028[1]	2,001,246	18,953
	Japan, Series 356, 0.10% 2029	6,560,000	61,085
	Japan, Series 24, 0.10% 2029[1]	1,614,981	15,294
	Japan, Series 116, 2.20% 2030	1,735,000	19,571
	Japan, Series 145, 1.70% 2033	2,210,000	24,705
	Japan, Series 42, 1.70% 2044	911,900	11,047
	Japan 0.10%–2.30% 2025–2048[1]	4,244,123	42,504
	United Mexican States 0.62%–0.70% 2021–2022	700,000	6,468
	Other securities		10,438

			284,116

Chinese yuan renminbi 3.25%	China (People’s Republic of), Series 1906, 3.29% 2029	CNY49,600	7,199
	China (People’s Republic of), Series 1910, 3.86% 2049	172,240	25,394
	China Development Bank Corp., Series 1905, 3.48% 2029	203,200	28,709
	China Development Bank Corp. 4.04%–4.15% 2025–2028	53,900	7,966

			69,268

Malaysian ringgits 1.83%	Malaysia (Federation of), Series 0319, 3.478% 2024	MYR61,900	15,312
	Malaysia (Federation of), Series 0418, 4.893% 2038	61,226	17,060
	Malaysia (Federation of) 4.06%–4.92% 2024–2048	24,420	6,472

			38,844

Indian rupees 1.66%	India (Republic of) 6.79%–8.83% 2023–2029	INR2,171,550	31,489
	Other securities		3,807

			35,296

American Funds Insurance Series        95

Global Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Brazilian reais 1.58%	Brazil (Federative Republic of) 0% 2020	BRL91,700	$22,329
	Brazil (Federative Republic of) 0%–10.00% 2020–2025	43,700	11,304

			33,633

South African rand 1.46%	South Africa (Republic of), Series R-214, 6.50% 2041	ZAR168,450	8,383
	South Africa (Republic of), Series R-2044, 8.75% 2044	192,925	12,121
	South Africa (Republic of), Series R-2048, 8.75% 2048	167,350	10,554

			31,058

Danish kroner 1.45%	Nykredit Realkredit AS, Series 01E, 1.50% 2040[2]	DKr134,552	20,876
	Nykredit Realkredit AS 1.50%–2.50% 2037–2047[2]	64,600	10,069

			30,945

British pounds 1.37%	United Kingdom 1.50%–4.25% 2023–2047	£ 17,380	27,482
	Other securities		1,731

			29,213

Canadian dollars 1.29%	Canada 2.25% 2025	C$29,450	23,346
	Canada 1.00%–2.75% 2022–2048	4,550	4,093

			27,439

Mexican pesos 1.26%	Petróleos Mexicanos 7.19%–7.47% 2024–2026	MXN99,000	4,619
	United Mexican States, Series M, 7.50% 2027	291,520	16,028
	United Mexican States, Series M20, 8.50% 2029	106,000	6,244

			26,891

Norwegian kroner 1.16%	Norway (Kingdom of) 3.75% 2021	NKr111,851	13,170
	Norway (Kingdom of) 2.00% 2023	99,579	11,570

			24,740

Israeli shekels 1.11%	Israel (State of) 2.00% 2027	ILS42,900	13,547
	Israel (State of) 5.50% 2042	20,200	10,041

			23,588

Polish zloty 0.82%	Poland (Republic of), Series 0922, 5.75% 2022	PLN36,700	10,733
	Poland (Republic of) 2.75%–5.75% 2021–2029	24,080	6,804

			17,537

U.S. dollars 41.38%	Electricité de France SA 4.875% 2038[3]	$ 795	934
	Fannie Mae Pool #MA3692 3.50% 2049[2]	21,336	21,926
	Fannie Mae Pool #MA3776 4.00% 2049[2]	9,182	9,583
	Fannie Mae 2.18%–4.00% 2022–2049[2]	29,820	30,981
	Freddie Mac Pool #ZT1545 4.00% 2048[2]	21,875	22,779
	Freddie Mac 0%–4.00% 2030–2049[2,4]	23,510	24,327
	Government National Mortgage Assn. Pool #MA5987 4.50% 2049[2]	9,195	9,643
	Petróleos Mexicanos 6.35% 2048	927	898
	Poland (Republic of) 3.25%–4.00% 2024–2026	5,570	5,932
	South Africa (Republic of) 5.50% 2020	1,900	1,913
	State Grid Overseas Investment Ltd. 3.50% 2027[3]	5,600	5,865
	Statoil ASA 3.70%–4.25% 2024–2041	2,950	3,235
	U.S. Treasury 1.50% 2024[5]	38,920	38,608
	U.S. Treasury 2.75% 2025	10,140	10,683

96        American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
	U.S. Treasury 2.875% 2028[5]	$ 19,850	$21,358
	U.S. Treasury 1.625% 2029	12,500	12,176
	U.S. Treasury 3.00% 2048[5]	8,325	9,378
	U.S. Treasury 1.50%–3.00% 2020–2049[5]	54,050	56,040
	U.S. Treasury Inflation-Protected Security 0.25% 2029[1,5]	13,782	13,935
	U.S. Treasury Inflation-Protected Security 0.875% 2029[1,5]	78,843	83,772
	U.S. Treasury Inflation-Protected Security 1.00% 2049[1,5]	29,605	32,951
	U.S. Treasury Inflation-Protected Securities 0.38%–1.38% 2025–2044[1,5]	13,875	15,113
	Other securities		448,836

			880,866

Other 2.79%	Other securities		59,257

	Total bonds, notes & other debt instruments (cost: $1,932,196,000)		1,992,567

Convertible bonds 0.00%
U.S. dollars 0.00%	Other securities		10

	Total convertible bonds (cost: $8,000)		10

Convertible stocks 0.04%		Shares
U.S. dollars 0.04%	Other securities		847

	Total convertible stocks (cost: $816,000)		847

Common stocks 0.05%
U.S. dollars 0.05%	Other securities		1,142

	Total common stocks (cost: $2,504,000)		1,142

Rights & warrants 0.01%
U.S. dollars 0.01%	Other securities		130

	Total rights & warrants (cost: $427,000)		130

Short-term securities 5.83%
Money market investments 3.65%
	Capital Group Central Cash Fund 1.73%[6]	777,446	77,745

American Funds Insurance Series        97

Global Bond Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Other short-term securities 2.18%
Canadian Treasury Bills 1.67%–1.68% due 9/17/2020–10/15/2020	C$24,270	$ 18,446
Greek Treasury Bills (0.03)% due 6/5/2020	€7,275	8,167
Other securities		19,839
		46,452
Total short-term securities (cost: $125,174,000)		124,197

Total investment securities 99.54% (cost: $2,061,125,000)		2,118,893
Other assets less liabilities 0.46%		9,751
Net assets 100.00%		$2,128,644

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities that were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities that were valued under fair value procedures was $2,425,000, which represented .11% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,927,000, which represented .18% of the net assets of the fund. One security in “Other securities” (with a value of $27,000, an aggregate cost of $116,000, and which represented less than ..01% of the net assets of the fund) was acquired on 8/31/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 12/31/2019[8] (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	410	April 2020	$82,000	$ 88,355	$ (46)
5 Year U.S. Treasury Note Futures	Long	922	April 2020	92,200	109,358	(407)
10 Year Euro-Bund Futures	Short	92	March 2020	€ (9,200)	(17,594)	76
10 Year U.S. Treasury Note Futures	Long	165	March 2020	$16,500	21,189	(197)
20 Year U.S. Treasury Bond Futures	Long	37	March 2020	3,700	5,768	(129)
30 Year Euro-Buxl Futures	Long	42	March 2020	€ 4,200	9,346	(260)
30 Year Ultra U.S. Treasury Bond Futures	Short	28	March 2020	$(2,800)	(5,086)	158
						$(805)

Forward currency contracts
Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
AUD10,600	USD7,267	Goldman Sachs	1/6/2020	$ 173
EUR2,575	USD2,859	JPMorgan Chase	1/6/2020	31
EUR2,800	USD3,113	Standard Chartered Bank	1/6/2020	29
THB20	USD1	JPMorgan Chase	1/6/2020	– [9]
USD11,342	ILS39,170	JPMorgan Chase	1/6/2020	(4)
USD3,598	ZAR53,200	Citibank	1/6/2020	(198)
USD10,597	JPY1,149,000	UBS AG	1/7/2020	18
USD592	ZAR8,780	Morgan Stanley	1/7/2020	(35)
JPY1,496,000	USD13,823	JPMorgan Chase	1/7/2020	(48)
USD2,740	MXN54,000	Goldman Sachs	1/7/2020	(113)
USD10,625	EUR9,610	HSBC Bank	1/7/2020	(159)

98        American Funds Insurance Series

Global Bond Fund

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD5,087	ZAR74,900	Bank of America	1/7/2020	$ (256)
USD5,533	ZAR82,000	JPMorgan Chase	1/7/2020	(317)
EUR6,400	USD7,142	Citibank	1/8/2020	41
CZK165,000	EUR6,461	Goldman Sachs	1/8/2020	28
USD11,470	JPY1,244,630	UBS AG	1/8/2020	10
USD1,516	CNH10,700	HSBC Bank	1/8/2020	(21)
USD7,105	EUR6,400	Goldman Sachs	1/8/2020	(77)
CLP12,189,000	USD15,324	Morgan Stanley	1/9/2020	888
AUD5,850	USD3,994	Citibank	1/9/2020	112
EUR6,815	USD7,578	Morgan Stanley	1/9/2020	71
GBP2,800	USD3,683	Bank of America	1/9/2020	27
USD7,142	EUR6,400	Citibank	1/9/2020	(41)
USD1,225	CLP982,000	Bank of America	1/9/2020	(82)
USD2,071	CLP1,654,653	Citibank	1/9/2020	(130)
USD7,386	BRL31,080	Goldman Sachs	1/9/2020	(338)
USD4,981	CLP4,000,347	Citibank	1/9/2020	(340)
USD6,794	CLP5,552,000	HSBC Bank	1/9/2020	(591)
USD1,522	INR109,575	JPMorgan Chase	1/10/2020	(12)
EUR7,100	USD7,883	HSBC Bank	1/13/2020	88
GBP7,659	USD10,086	Bank of America	1/13/2020	63
USD829	EUR745	Standard Chartered Bank	1/13/2020	(8)
USD4,717	EUR4,249	HSBC Bank	1/13/2020	(53)
EUR9,079	USD10,137	Bank of New York Mellon	1/15/2020	56
KRW10,058,500	USD8,651	Standard Chartered Bank	1/15/2020	50
GBP15,670	EUR18,547	Goldman Sachs	1/15/2020	(59)
CLP10,219,000	USD13,139	Goldman Sachs	1/16/2020	454
GBP18,640	USD24,544	HSBC Bank	1/16/2020	159
ILS12,500	USD3,581	Bank of America	1/16/2020	42
JPY1,900,496	USD17,468	Citibank	1/16/2020	40
CHF1,000	USD1,019	Citibank	1/16/2020	15
CAD880	USD668	JPMorgan Chase	1/16/2020	10
USD818	INR58,300	Standard Chartered Bank	1/16/2020	2
USD7,771	CLP5,841,270	Goldman Sachs	1/16/2020	1
USD9,358	ILS32,500	UBS AG	1/16/2020	(61)
USD7,864	MXN150,700	Citibank	1/16/2020	(87)
EUR21,331	NOK216,090	Bank of America	1/16/2020	(664)
JPY2,842,160	USD26,002	Barclays Bank PLC	1/17/2020	181
EUR7,460	USD8,345	Bank of America	1/17/2020	32
EUR6,190	USD6,925	Citibank	1/17/2020	26
EUR3,200	USD3,582	Standard Chartered Bank	1/17/2020	11
USD20,818	EUR18,600	Morgan Stanley	1/17/2020	(68)
AUD21,200	USD14,619	Citibank	1/21/2020	266
MXN172,760	USD9,081	Standard Chartered Bank	1/21/2020	26
JPY398,400	USD3,649	UBS AG	1/21/2020	22
USD9,099	MXN172,760	UBS AG	1/21/2020	(8)
USD4,856	MYR20,120	HSBC Bank	1/21/2020	(59)
GBP5,460	USD7,302	Standard Chartered Bank	1/21/2020	(65)
EUR23,977	USD26,822	Citibank	1/23/2020	113
JPY1,354,660	USD12,395	Goldman Sachs	1/23/2020	89
USD3,582	INR254,800	HSBC Bank	1/23/2020	20
USD3,158	MXN59,979	UBS AG	1/23/2020	(2)
USD3,400	CNH23,800	JPMorgan Chase	1/23/2020	(18)
USD4,756	CNH33,330	UBS AG	1/23/2020	(30)
USD33,503	EUR29,950	Morgan Stanley	1/23/2020	(141)
USD1,658	COP5,509,000	Citibank	1/24/2020	(16)
USD7,324	AUD10,670	Citibank	1/24/2020	(169)
EUR25,135	USD28,021	Standard Chartered Bank	1/27/2020	221

American Funds Insurance Series        99

Global Bond Fund

Forward currency contracts (continued)
Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD4,205	INR299,650	Standard Chartered Bank	1/27/2020	$ 19
USD514	BRL2,100	JPMorgan Chase	1/27/2020	(7)
USD5,822	EUR5,220	JPMorgan Chase	1/27/2020	(44)
EUR5,010	USD5,594	Standard Chartered Bank	1/30/2020	36
CNH60,800	USD8,591	Standard Chartered Bank	2/10/2020	135
CNH18,800	USD2,668	Standard Chartered Bank	2/10/2020	30
USD3,927	CNH27,700	HSBC Bank	2/10/2020	(48)
USD19,976	CNH142,790	Standard Chartered Bank	2/10/2020	(517)
USD7,131	MXN141,260	JPMorgan Chase	3/4/2020	(269)
EUR27,760	USD31,090	HSBC Bank	3/17/2020	200
USD4,553	EUR3,940	Bank of America	3/26/2020	109
EUR2,580	USD2,888	HSBC Bank	3/26/2020	22
USD393	EUR340	JPMorgan Chase	3/26/2020	10
USD2,937	BRL12,100	JPMorgan Chase	4/1/2020	(59)
USD21,630	BRL91,700	Citibank	7/1/2020	(972)
				$(2,210)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
(0.0955)%	6-month EURIBOR	7/22/2024	€ 64,700	$(156)	$–	$(156)
(0.356)%	6-month EURIBOR	8/9/2024	60,000	(511)	–	(511)
6-month HUF-BUBOR	1.39%	11/11/2029	HUF2,335,000	106	–	106
6-month PLN-WIBOR	1.90%	11/12/2029	PLN30,800	(26)	–	(26)
6-month PLN-WIBOR	1.88%	11/20/2029	30,710	(11)	–	(11)
3-month USD-LIBOR	2.0105%	12/18/2049	$ 3,125	59	–	59
					$–	$(539)
Credit default swaps

    Centrally cleared credit default swaps on credit indices – sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront receipts (000)	Unrealized appreciation at 12/31/2019 (000)
1.00%/Quarterly	CDX.NA.IG.33	12/20/2024	$130,250	$3,377	$2,646	$731

100        American Funds Insurance Series

Global Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Index-linked bond whose principal amount moves with a government price index.

2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

3Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $185,840,000, which represented 8.73% of the net assets of the fund.

4Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

5All or a portion of this security was pledged as collateral. The total value of pledged collateral was $9,498,000, which represented .45% of the net assets of the fund.

6Rate represents the seven-day yield at 12/31/2019.

7Notional amount is calculated based on the number of contracts and notional contract size.

8Value is calculated based on the notional amount and current market price.

9Amount less than one thousand.

Key to abbreviations and symbols
AUD = Australian dollars	HUF = Hungarian forints
BRL = Brazilian reais	ILS = Israeli shekels
BUBOR = Budapest Interbank Offered Rate	INR = Indian rupees
CAD/C$ = Canadian dollars	JPY/¥ = Japanese yen
CHF = Swiss francs	KRW = South Korean won
CLP = Chilean pesos	MXN = Mexican pesos
CNH/CNY = Chinese yuan renminbi	MYR = Malaysian ringgits
COP = Colombian pesos	NOK/NKr = Norwegian kroner
CZK = Czech korunas	PLN = Polish zloty
DKr = Danish kroner	THB = Thai baht
EUR/€ = Euros	WIBOR = Warsaw Interbank Offer Rate
EURIBOR = Euro Interbank Offered Rate	ZAR = South African rand
GBP/£ = British pounds

See notes to financial statements.

American Funds Insurance Series        101

High-Income Bond Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 92.80%		Principal amount (000)	Value (000)
Corporate bonds & notes 92.80%
Communication services 16.19%	Cablevision Systems Corp. 6.75% 2021	$ 5,025	$ 5,419
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	6,450	6,817
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2030[1]	10,165	10,491
	CenturyLink, Inc. 6.75% 2023	7,100	7,940
	CenturyLink, Inc. 5.13%–7.50% 2022–2026[1]	3,875	4,037
	Embarq Corp. 7.995% 2036	1,275	1,351
	Frontier Communications Corp. 11.00% 2025	16,070	7,834
	Frontier Communications Corp. 8.00%–10.50% 2020–2027[1]	12,790	9,411
	Gogo Inc. 9.875% 2024[1]	14,750	15,610
	Intelsat Jackson Holding Co. 8.50% 2024[1]	6,100	5,569
	Level 3 Communications, Inc. 3.875% 2029[1]	1,450	1,464
	MDC Partners Inc. 6.50% 2024[1]	9,510	8,630
	Qwest Capital Funding, Inc. 6.875% 2028	1,100	1,087
	Sprint Corp. 6.875% 2028	5,395	5,823
	Sprint Corp. 7.13%–11.50% 2021–2032	10,350	11,813
	Univision Communications Inc. 5.125% 2023[1]	6,200	6,200
	Other securities		95,517

			205,013

Health care 15.42%	Bausch Health Cos. Inc. 5.00%–7.00% 2028–2030[1]	6,955	7,296
	Centene Corp. 4.625% 2029[1]	6,985	7,374
	Centene Corp. 4.25%–6.13% 2022–2027[1]	15,605	16,182
	Endo International PLC 5.75%–6.00% 2022–2025[1,2]	15,759	11,863
	Kinetic Concepts, Inc. 12.50% 2021[1]	6,573	6,781
	Mallinckrodt PLC 4.875% 2020[1]	11,135	8,610
	Molina Healthcare, Inc. 5.375% 2022	10,235	10,898
	Molina Healthcare, Inc. 4.875% 2025[1]	1,744	1,797
	Par Pharmaceutical Cos. Inc. 7.50% 2027[1]	5,755	5,741
	Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.31% 2023 (100% PIK)[3,4,5,6,7]	5,665	5,721
	Tenet Healthcare Corp. 4.875% 2026[1]	9,600	10,067
	Tenet Healthcare Corp. 4.63%–8.13% 2022–2027[1]	8,717	9,359
	Teva Pharmaceutical Finance Co. BV 2.80% 2023	6,891	6,406
	Teva Pharmaceutical Finance Co. BV 6.00% 2024	8,192	8,307
	Teva Pharmaceutical Finance Co. BV 2.20%–7.13% 2021–2028[1]	8,526	8,079
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	12,430	12,869
	Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	4,670	5,373
	Valeant Pharmaceuticals International, Inc. 5.88%–9.00% 2023–2027[1]	6,235	6,642
	Other securities		45,896

			195,261

Materials 12.07%	Cleveland-Cliffs Inc. 4.875% 2024[1]	5,375	5,505
	Cleveland-Cliffs Inc. 5.75% 2025	6,831	6,758
	Cleveland-Cliffs Inc. 5.875% 2027[1]	8,285	7,969
	First Quantum Minerals Ltd. 7.25% 2023[1]	8,150	8,455
	First Quantum Minerals Ltd. 7.50% 2025[1]	11,100	11,373
	First Quantum Minerals Ltd. 6.875% 2026[1]	5,075	5,148
	First Quantum Minerals Ltd. 6.50%–7.25% 2021–2024[1]	5,665	5,696
	LSB Industries, Inc. 9.625% 2023[1]	5,010	5,159
	Ryerson Inc. 11.00% 2022[1]	5,191	5,489
	Venator Materials Corp. 5.75% 2025[1]	6,535	6,045
	Other securities		85,249

			152,846

102        American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Energy 10.52%	CONSOL Energy Inc. 5.875% 2022	$ 7,366	$ 7,390
	Weatherford International PLC 11.00% 2024[1]	6,660	7,218
	Other securities		118,661

			133,269

Consumer discretionary 9.69%	PetSmart, Inc. 7.125% 2023[1]	10,565	10,380
	PetSmart, Inc. 5.875% 2025[1]	8,093	8,265
	PetSmart, Inc. 8.875% 2025[1]	9,205	9,113
	Scientific Games Corp. 8.25% 2026[1]	5,130	5,665
	Staples, Inc. 7.50% 2026[1]	8,100	8,419
	Other securities		80,879

			122,721

Industrials 8.71%	Builders FirstSource, Inc. 5.625% 2024[1]	5,958	6,209
	Dun & Bradstreet Corp. 10.25% 2027[1]	5,303	6,108
	FXI Holdings, Inc. 12.25% 2026[1]	5,155	5,377
	LSC Communications, Inc. 8.75% 2023[1]	9,510	5,163
	Other securities		87,400

			110,257

Information technology 6.29%	Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 2025[5,7]	5,370	5,263
	Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	7,370	7,984
	Infor (US), Inc. 6.50% 2022	5,400	5,491
	Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.159% 2024[5,7]	8,645	8,883
	Unisys Corp. 10.75% 2022[1]	6,600	7,113
	Other securities		44,854

			79,588

Financials 5.68%	Compass Diversified Holdings 8.00% 2026[1]	5,260	5,709
	FS Energy and Power Fund 7.50% 2023[1]	7,115	7,308
	Other securities		58,955

			71,972

Utilities 2.96%	Talen Energy Corp. 10.50% 2026[1]	5,425	5,173
	Other securities		32,249

			37,422

Real estate 2.64%	Howard Hughes Corp. 5.375% 2025[1]	6,070	6,343
	Other securities		27,139

			33,482

Consumer staples 2.63%	Other securities		33,285

	Total corporate bonds & notes		1,175,116

Municipals 0.00%
	Other securities		5

	Total bonds, notes & other debt instruments (cost: $1,171,836,000)		1,175,121

American Funds Insurance Series        103

High-Income Bond Fund

Convertible bonds 0.37%		Principal amount (000)	Value (000)
Communication services 0.22%	Gogo Inc., convertible notes, 6.00% 2022	$797	$1,001
	Other securities		1,784

			2,785

Health care 0.10%	Teva Pharmaceutical Finance Co. BV, Series C, convertible bonds, 0.25% 2026	1,375	1,310

Materials 0.05%	Cleveland-Cliffs Inc., convertible notes, 1.50% 2025	500	599

	Total convertible bonds (cost: $4,531,000)		4,694

Convertible stocks 0.63%		Shares
Other 0.63%	Other securities		8,057

	Total convertible stocks (cost: $7,673,000)		8,057

Preferred securities 0.17%
Consumer discretionary 0.17%	Other securities		2,187

	Total preferred securities (cost: $1,656,000)		2,187

Common stocks 1.11%
Communication services 0.03%	Frontier Communications Corp.[8]	13,333	12
	Other securities		384

			396

Other 1.08%	Other securities		13,639

	Total common stocks (cost: $19,328,000)		14,035

Rights & warrants 0.06%
Energy 0.06%	Other securities		711

	Total rights & warrants (cost: $2,287,000)		711

Short-term securities 3.09%
Money market investments 3.09%
	Capital Group Central Cash Fund 1.73%[9]	391,124	39,112

	Total short-term securities (cost: $38,979,000)		39,112

	Total investment securities 98.23% (cost: $1,246,290,000)		1,243,917
	Other assets less liabilities 1.77%		22,376

	Net assets 100.00%		$1,266,293

104        American Funds Insurance Series

High-Income Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $5,152,000, an aggregate cost of $5,650,000, and which represented .41% of the net assets of the fund) were acquired from 9/26/2013 to 8/31/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[10]	Value at 12/31/2019 (000)	[11]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	295	April 2020	$ 59,000		$ 63,572		$(33)
10 Year Ultra U.S. Treasury Note Futures	Short	113	March 2020	(11,300)		(15,899)		192
								$159

Swap contracts

Credit default swaps

    Centrally cleared credit default swaps on credit indices – buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2019 (000)
CDX.NA.IG.33	1.00%/Quarterly	12/20/2024	$41,200	$(1,068)	$ (970)	$ (98)
CDX.NA.HY.33	5.00%/Quarterly	12/20/2024	53,680	(5,171)	(3,691)	(1,480)
					$(4,661)	$(1,578)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

 1Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $792,983,000, which represented 62.62% of the net assets of the fund.

 2Step bond; coupon rate may change at a later date.

 3Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $23,174,000, which represented 1.83% of the net assets of the fund.

 4Value determined using significant unobservable inputs.

 5Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $64,996,000, which represented 5.13% of the net assets of the fund.

[6]Payment	in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.

 7Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

 8Security did not produce income during the last 12 months.

 9Rate represents the seven-day yield at 12/31/2019.

10Notional amount is calculated based on the number of contracts and notional contract size.

11Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series        105

Mortgage Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 81.04%		Principal amount (000)	Value (000)
Mortgage-backed obligations 63.38%
Federal agency mortgage-backed obligations 59.31%	Fannie Mae Pool #AL3803 3.00% 2028[1]	$ 13	$ 13
	Fannie Mae Pool #BJ9590 3.00% 2034[1]	1,855	1,901
	Fannie Mae Pool #BM4488 3.435% 2048[1,2]	1,690	1,730
	Fannie Mae Pool #MA3692 3.50% 2049[1]	3,160	3,247
	Fannie Mae Pool #CA4566 3.50% 2049[1]	2,992	3,077
	Fannie Mae Pool #FM0020 3.50% 2049[1]	1,296	1,336
	Fannie Mae 3.00%–5.00% 2026–2049[1,2]	3,840	3,958
	Freddie Mac 4.00% 2036[1]	4,219	4,497
	Freddie Mac Pool #SB8002 3.00% 2034[1]	1,750	1,794
	Freddie Mac Pool #SB8027 3.00% 2035[1]	1,278	1,313
	Freddie Mac Pool #760014 3.486% 2045[1,2]	1,595	1,627
	Freddie Mac Pool #SD8005 3.50% 2049[1]	4,462	4,585
	Freddie Mac Pool #SD8001 3.50% 2049[1]	3,325	3,417
	Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	4,908
	Freddie Mac, Series K032, Class A2, Multi Family, 3.31% 2023[1]	1,250	1,301
	Freddie Mac 2.60%–5.00% 2020–2049[1,2]	5,214	5,423
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,3]	1,490	1,515
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,437	1,464
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,3]	10,713	11,041
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	9,853	10,390
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	6,803	7,063
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[1]	3,737	3,808
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[1]	9,962	10,100
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	6,847	7,090
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	1,873	1,934
	Government National Mortgage Assn. 5.50% 2040[1]	1,469	1,640
	Government National Mortgage Assn. 3.50% 2043[1]	1,887	1,973
	Government National Mortgage Assn. 3.50% 2043[1]	1,535	1,605
	Government National Mortgage Assn. 3.50% 2043[1]	1,214	1,275
	Government National Mortgage Assn. 4.25% 2044[1]	1,574	1,682
	Government National Mortgage Assn. 4.50% 2049[1]	16,600	17,345
	Government National Mortgage Assn. 4.00% 2050[1,4]	4,760	4,927
	Government National Mortgage Assn. 4.50% 2050[1,4]	2,639	2,759
	Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	1,727	1,804
	Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1]	16,007	16,733
	Uniform Mortgage-Backed Security 3.00% 2035[1,4]	15,493	15,864
	Uniform Mortgage-Backed Security 3.00% 2035[1,4]	17	17
	Uniform Mortgage-Backed Security 4.50% 2050[1,4]	3,000	3,159
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	3,774	3,806
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	292	298
	Other securities		1,252

			174,671

Collateralized mortgage-backed obligations (privately originated) 4.07%	Finance of America HECM Buyout, Series 2019-AB1, Class A, 2.656% 2049[1,5,6]	1,271	1,270
	Other securities		10,709

			11,979

	Total mortgage-backed obligations		186,650

106        American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 9.65%
U.S. Treasury 4.86%	U.S. Treasury 2.00% 2022	$2,400	$ 2,425
	U.S. Treasury 1.75% 2023	3,500	3,513
	U.S. Treasury 2.875% 2023	4,350	4,547
	U.S. Treasury 2.50% 2024	2,500	2,588
	U.S. Treasury 2.13%–2.75% 2022–2023	1,224	1,247
			14,320

U.S. Treasury inflation-protected securities 4.79%	U.S. Treasury Inflation-Protected Security 0.625% 2023[7]	6,216	6,315
	U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	129	170
	U.S. Treasury Inflation-Protected Security 0.75% 2042[7,8]	7,328	7,629
			14,114
	Total U.S. Treasury bonds & notes		28,434

Federal agency bonds & notes 6.42%
	Fannie Mae 2.00% 2022	5,800	5,849
	Federal Home Loan Bank 1.375% 2021	3,000	2,992
	Federal Home Loan Bank 1.875% 2021	10,000	10,055
			18,896

Asset-backed obligations 1.59%
	Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[1,6]	1,823	1,825
	Other securities		2,856
			4,681
	Total bonds, notes & other debt instruments (cost: $234,202,000)		238,661

Short-term securities 13.90%
Federal agency discount notes 13.05%
	Fannie Mae 1.50%–1.55% due 1/22/2020–1/23/2020	12,500	12,489
	Federal Farm Credit Banks 1.57% due 1/30/2020	8,000	7,990
	Federal Home Loan Bank 1.55%–1.59% due 1/3/2020–2/18/2020	13,000	12,988
	Freddie Mac 1.64% due 3/18/2020	5,000	4,984
			38,451

Commercial paper 0.85%
	Starbird Funding Corp. 1.58% due 1/2/2020[6]	2,500	2,500
	Total short-term securities (cost: $40,948,000)		40,951

	Total investment securities 94.94% (cost: $275,150,000)		279,612
	Other assets less liabilities 5.06%		14,898
	Net assets 100.00%		$294,510

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series        107

Mortgage Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amoun (000)	t 9	Value at 12/31/2019 (000)	[10]	Unrealized depreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	425	April 2020	$85,000		$91,588		$ (49)
5 Year U.S. Treasury Note Futures	Long	427	April 2020	42,700		50,646		(176)
10 Year Ultra U.S. Treasury Note Futures	Long	126	March 2020	12,600		17,729		(213)
10 Year U.S. Treasury Note Futures	Long	79	March 2020	7,900		10,145		(95)
20 Year U.S. Treasury Bond Futures	Long	56	March 2020	5,600		8,731		(186)
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2020	500		908		(27)
								$(746)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
1.553%	U.S. EFFR	1/29/2020	$102,700	$ – [11]	$–	$ – [11]
1.5365%	U.S. EFFR	1/29/2020	81,500	(1)	–	(1)
1.535%	U.S. EFFR	1/29/2020	85,500	(1)	–	(1)
1.531%	U.S. EFFR	3/18/2020	95,000	(4)	–	(4)
1.515%	U.S. EFFR	3/18/2020	86,100	(6)	–	(6)
1.5155%	U.S. EFFR	3/18/2020	182,000	(12)	–	(12)
1.5135%	U.S. EFFR	3/18/2020	181,900	(13)	–	(13)
3-month USD-LIBOR	2.806%	8/29/2020	300	(2)	–	(2)
1.4555%	U.S. EFFR	12/10/2020	16,900	(10)	–	(10)
1.454%	U.S. EFFR	12/10/2020	20,100	(12)	–	(12)
1.487%	U.S. EFFR	12/16/2020	18,375	(5)	–	(5)
1.491%	U.S. EFFR	12/16/2020	18,625	(5)	–	(5)
1.34%	U.S. EFFR	10/18/2021	21,000	(42)	–	(42)
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	171	–	171
1.3615%	U.S. EFFR	11/1/2021	29,500	(45)	–	(45)
1.281%	U.S. EFFR	11/4/2021	29,500	(88)	–	(88)
U.S. EFFR	1.335%	11/26/2021	30,000	61	–	61
2.012%	3-month USD-LIBOR	10/4/2022	9,000	82	–	82
2.00%	3-month USD-LIBOR	10/5/2022	41,500	364	–	364
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	48	–	48
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	(640)	–	(640)
2.21875%	U.S. EFFR	3/14/2024	9,000	271	–	271
3-month USD-LIBOR	2.322%	5/2/2024	10,100	(262)	–	(262)
3-month USD-LIBOR	2.325%	5/2/2024	23,300	(606)	–	(606)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	(313)	–	(313)
3-month USD-LIBOR	2.05%	7/18/2029	6,000	(92)	–	(92)
U.S. EFFR	1.485%	10/23/2029	2,100	32	–	32
U.S. EFFR	1.4869%	10/23/2029	1,900	29	–	29
U.S. EFFR	1.453%	10/24/2029	2,500	45	–	45
U.S. EFFR	1.4741%	10/24/2029	2,500	41	–	41
U.S. EFFR	1.4495%	10/24/2029	1,800	33	–	33
U.S. EFFR	1.446%	10/24/2029	200	4	–	4
1.419%	U.S. EFFR	11/26/2029	6,000	(130)	–	(130)
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(222)	–	(222)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(457)	–	(457)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(682)	–	(682)
U.S. EFFR	2.155%	11/10/2047	1,280	(86)	–	(86)
U.S. EFFR	2.5635%	2/12/2048	4,528	(714)	–	(714)
2.98%	3-month USD-LIBOR	3/15/2048	300	59	–	59

108        American Funds Insurance Series

Mortgage Fund

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2.9625%	3-month USD-LIBOR	3/15/2048	$ 300	$ 57	$–	$ 57
2.917%	3-month USD-LIBOR	3/16/2048	600	109	–	109
3-month USD-LIBOR	1.934%	12/12/2049	2,200	80	–	80
3-month USD-LIBOR	1.935%	12/17/2049	2,480	90	–	90
3-month USD-LIBOR	2.007%	12/19/2049	900	18	–	18
3-month USD-LIBOR	2.045%	12/27/2049	2,200	24	–	24
					$–	$(2,832)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

2Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

3Step bond; coupon rate may change at a later date.

4Purchased on a TBA basis.

5Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $1,270,000, which represented .43% of the net assets of the fund.

6Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $17,782,000, which represented 6.04% of the net assets of the fund.

7Index-linked bond whose principal amount moves with a government price index.

8All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,195,000, which represented 1.42% of the net assets of the fund.

9Notional amount is calculated based on the number of contracts and notional contract size.

10Value is calculated based on the notional amount and current market price.

11Amount less than one thousand.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series        109

Ultra-Short Bond Fund

Investment portfolio December 31, 2019

Short-term securities 99.86%	Principal amount (000)	Value (000)
Commercial paper 71.65%
Alberta (Province of) 1.78% due 1/8/2020[1]	$ 9,000	$8,997
American Honda Finance Corp. 1.84% due 1/6/2020	11,000	10,997
BMW U.S. Capital LLC 1.61% due 1/8/2020[1]	7,000	6,997
Chariot Funding, LLC 2.00% due 1/7/2020[1]	9,300	9,297
CHARTA, LLC 1.78% due 1/16/2020[1]	10,000	9,992
Eli Lilly and Co. 1.66% due 1/6/2020[1]	10,000	9,997
ExxonMobil Corp. 1.65% due 2/18/2020	10,000	9,977
Henkel of America, Inc. 1.75% due 2/4/2020[1]	7,000	6,989
LVMH Moët Hennessy Louis Vuitton Inc. 1.70% due 2/13/2020[1]	10,000	9,980
National Rural Utilities Cooperative Finance Corp. 1.72% due 1/13/2020	8,100	8,095
Nederlandse Waterschapsbank N.V. 1.84% due 3/18/2020[1]	10,000	9,961
New York Life Capital Corp. 1.60% due 2/12/2020[1]	10,000	9,980
NRW.BANK 1.90% due 1/21/2020[1]	9,000	8,991
OMERS Finance Trust 1.87% due 1/22/2020[1]	10,000	9,990
Oversea-Chinese Banking Corp. Ltd. 1.87% due 1/24/2020[1]	10,800	10,787
Pfizer Inc. 2.04% due 1/23/2020[1]	11,700	11,688
Simon Property Group, LP 1.70% due 1/13/2020[1]	8,100	8,095
ST Engineering North America, Inc. 1.87% due 1/21/2020[1]	2,000	1,998
Starbird Funding Corp. 1.58% due 1/2/2020[1]	6,000	6,000
United Overseas Bank Ltd. 1.83% due 2/25/2020[1]	10,000	9,974
United Parcel Service Inc. 1.62% due 1/13/2020[1]	10,200	10,195
Victory Receivables Corp. 1.82% due 2/3/2020[1]	10,000	9,983
Walt Disney Co. 1.69% due 2/26/2020[1]	5,000	4,986

		203,946

Federal agency discount notes 14.73%
Fannie Mae 1.53% due 1/10/2020	10,000	9,996
Federal Farm Credit Banks 1.55% due 3/4/2020	7,000	6,981
Federal Home Loan Bank 1.57% due 1/31/2020	15,000	14,982
Freddie Mac 1.55% due 3/10/2020	10,000	9,971

		41,930

Bonds & notes of governments & government agencies outside the U.S. 9.97%
CPPIB Capital Inc. 1.82% due 1/24/2020	10,000	9,989
Ontario (Province of) 1.74% due 2/3/2020	7,400	7,389
Québec (Province of) 1.85% due 1/16/2020[1]	11,000	10,992

		28,370

U.S. Treasury bonds & notes 3.51%
U.S. Treasury Bill 1.50% due 2/11/2020	10,000	9,983

Total short-term securities (cost: $284,222,000)		284,229

Total investment securities 99.86% (cost: $284,222,000)		284,229
Other assets less liabilities 0.14%		401

Net assets 100.00%		$284,630

1Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $185,869,000, which represented 65.30% of the net assets of the fund.

See notes to financial statements.

110        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2019

Bonds, notes & other debt instruments 96.81%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 51.15%
U.S. Treasury 43.49%	U.S. Treasury 1.75% 2021[1]	$ 33,540	$ 33,641
	U.S. Treasury (3-month U.S. Treasury Bill Yield + 0.30%) 1.826% 2021[2]	51,589	51,671
	U.S. Treasury 2.00% 2021	46,300	46,669
	U.S. Treasury 2.125% 2021	23,450	23,661
	U.S. Treasury 2.25% 2021	23,580	23,820
	U.S. Treasury 1.75% 2022	174,300	174,930
	U.S. Treasury 1.875% 2022	63,000	63,391
	U.S. Treasury 1.875% 2022	25,000	25,170
	U.S. Treasury 1.875% 2022	23,000	23,167
	U.S. Treasury 2.00% 2022	69,500	70,238
	U.S. Treasury 2.125% 2023[1]	57,739	58,782
	U.S. Treasury 2.875% 2023	43,000	44,952
	U.S. Treasury 2.875% 2023	22,500	23,538
	U.S. Treasury 1.50% 2024	47,000	46,623
	U.S. Treasury 2.00% 2024	30,050	30,469
	U.S. Treasury 2.125% 2024[1]	31,975	32,620
	U.S. Treasury 2.50% 2024	44,000	45,540
	U.S. Treasury 2.75% 2025	38,000	39,970
	U.S. Treasury 1.625% 2026	77,000	76,037
	U.S. Treasury 1.875% 2026	86,000	86,393
	U.S. Treasury 1.75% 2029	35,000	34,467
	U.S. Treasury 2.25% 2049[1]	25,700	24,937
	U.S. Treasury 2.875% 2049[1]	26,000	28,663
	U.S. Treasury 1.50%–2.88% 2021–2049[1]	148,885	150,278

			1,259,627

U.S. Treasury inflation-protected securities 7.66%	U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	36,777	37,362
	U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	72,013	72,476
	U.S. Treasury Inflation-Protected Security 0.25% 2025[3]	24,054	24,283
	U.S. Treasury Inflation-Protected Security 0.75% 2042[1,3]	22,423	23,344
	U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2022–2049[3]	61,709	64,292

			221,757

	Total U.S. Treasury bonds & notes		1,481,384

Mortgage-backed obligations 27.67%
Federal agency mortgage-backed obligations 27.67%	Fannie Mae Pool #BH2597 4.00% 2047[4]	25,092	26,390
	Fannie Mae Pool #MA3775 3.50% 2049[4]	44,907	46,182
	Fannie Mae 0%–9.16% 2022–2049[2,4]	75,935	79,030
	Freddie Mac Pool #SD8001 3.50% 2049[4]	90,895	93,422
	Freddie Mac Pool #SD8005 3.50% 2049[4]	34,320	35,264
	Freddie Mac 0%–5.50% 2020–2049[2,4]	79,149	81,942
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[4]	37,774	39,835
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[4]	39,374	40,773
	Government National Mortgage Assn. 3.50% 2050[4,5]	40,000	41,221
	Government National Mortgage Assn. 4.00% 2050[4,5]	30,870	31,952
	Government National Mortgage Assn. 2.26%–6.64% 2034–2065[2,4,5]	81,733	85,971
	Uniform Mortgage-Backed Security 3.00% 2035[4,5]	76,804	78,695
	Uniform Mortgage-Backed Security 3.00% 2035[4,5]	28,225	28,903
	Uniform Mortgage-Backed Security 4.50% 2050[4,5]	16	17
	Other securities		91,827

			801,424

American Funds Insurance Series        111

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 17.99%
Fannie Mae 2.75% 2021	$26,500	$ 26,938
Fannie Mae 2.875% 2023	36,000	37,533
Fannie Mae 1.25%–7.13% 2021–2030	6,900	8,673
Federal Home Loan Bank 3.25%–5.50% 2023–2036	30,315	32,747
Freddie Mac 2.375% 2021	40,000	40,340
Private Export Funding Corp. 3.266% 2021[6]	34,000	34,994
Private Export Funding Corp. 2.25%–3.55% 2020–2024	11,340	11,768
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	33,756
Tennessee Valley Authority 2.88%–5.88% 2027–2060	14,330	16,251
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	6,670	6,749
U.S. Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	88,693
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,884
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	45,794
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	3,010	3,549
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,990
U.S. Agency for International Development, Ukraine 1.471% 2021	4,410	4,397
U.S. Department of Housing and Urban Development 1.98%–3.70% 2020–2034	73,632	76,567
Other securities		5,422
		521,045
Total bonds, notes & other debt instruments (cost: $2,765,266,000)		2,803,853

Short-term securities 8.05%
Commercial paper 7.88%
Bank of New York Co., Inc. 1.60% due 1/2/2020	26,700	26,698
Exxon Mobil Corp. 1.62% due 2/3/2020	50,000	49,923
Pfizer Inc. 1.67% due 1/16/2020[6]	64,800	64,755
Starbird Funding Corp. 1.58% due 1/2/2020[6]	28,100	28,098
Toronto-Dominion Bank 1.70% due 1/7/2020[6]	50,000	49,983
Other securities		8,695
		228,152

Federal agency discount notes 0.17%
Other securities		4,994
Total short-term securities (cost: $233,152,000)		233,146

Total investment securities 104.86% (cost: $2,998,418,000)		3,036,999
Other assets less liabilities (4.86)%		(140,665)
Net assets 100.00%		$2,896,334

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

112        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000	[7] )	Value at 12/31/2019 (000)	[8]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
30 Day Federal Funds Futures	Long	451	January 2020	$187,932		$185,014		$ (118)
90 Day Euro Dollar Futures	Long	565	March 2020	141,250		138,799		543
2 Year U.S. Treasury Note Futures	Long	4,270	April 2020	854,000		920,185		90
5 Year U.S. Treasury Note Futures	Long	6,935	April 2020	693,500		822,556		(3,396)
10 Year U.S. Treasury Note Futures	Long	1,481	March 2020	148,100		190,193		(1,498)
10 Year Ultra U.S. Treasury Note Futures	Short	32	March 2020	(3,200)		(4,502)		54
20 Year U.S. Treasury Bond Futures	Long	219	March 2020	21,900		34,144		(596)
30 Year Ultra U.S. Treasury Bond Futures	Long	569	March 2020	56,900		103,362		(3,027)
								$(7,948)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
1.553%	U.S. EFFR	1/29/2020	$1,624,100	$ 1	$–	$ 1
1.5365%	U.S. EFFR	1/29/2020	1,288,300	(16)	–	(16)
1.535%	U.S. EFFR	1/29/2020	1,351,500	(18)	–	(18)
1.531%	U.S. EFFR	3/18/2020	741,200	(33)	–	(33)
1.515%	U.S. EFFR	3/18/2020	671,100	(45)	–	(45)
1.5155%	U.S. EFFR	3/18/2020	1,419,000	(93)	–	(93)
1.5135%	U.S. EFFR	3/18/2020	1,418,700	(97)	–	(97)
1.5435%	U.S. EFFR	4/29/2020	770,000	(9)	–	(9)
1.535%	U.S. EFFR	4/29/2020	1,187,700	(25)	–	(25)
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(223)	–	(223)
1.4555%	U.S. EFFR	12/10/2020	129,200	(77)	–	(77)
1.454%	U.S. EFFR	12/10/2020	152,800	(94)	–	(94)
1.4995%	U.S. EFFR	12/20/2020	283,000	(43)	–	(43)
2.197%	U.S. EFFR	4/15/2021	174,000	1,418	–	1,418
1.605%	U.S. EFFR	6/20/2021	116,816	124	–	124
1.6325%	U.S. EFFR	7/18/2021	243,000	453	–	453
1.34%	U.S. EFFR	10/18/2021	50,000	(99)	–	(99)
1.355%	U.S. EFFR	10/24/2021	34,100	(57)	–	(57)
1.339%	U.S. EFFR	10/24/2021	62,000	(122)	–	(122)
1.3065%	U.S. EFFR	10/25/2021	83,800	(213)	–	(213)
1.39%	U.S. EFFR	10/31/2021	116,000	(116)	–	(116)
1.3615%	U.S. EFFR	11/1/2021	252,400	(383)	–	(383)
1.281%	U.S. EFFR	11/4/2021	252,700	(756)	–	(756)
1.411%	U.S. EFFR	11/7/2021	56,875	(35)	–	(35)
1.3925%	U.S. EFFR	11/7/2021	56,875	(54)	–	(54)
U.S. EFFR	1.335%	11/26/2021	222,000	451	–	451
1.433%	U.S. EFFR	12/16/2021	137,600	(21)	–	(21)
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(612)	–	(612)
2.197%	U.S. EFFR	4/18/2022	47,400	768	–	768
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	(111)	–	(111)
1.8475%	3-month USD-LIBOR	7/11/2022	34,900	150	–	150
2.5775%	U.S. EFFR	7/16/2022	181,639	2,107	–	2,107
3-month USD-LIBOR	1.948%	7/28/2022	20,000	(139)	–	(139)
2.80%	3-month USD-LIBOR	9/2/2022	280,000	6,379	–	6,379
2.75%	3-month USD-LIBOR	9/2/2022	280,000	6,107	–	6,107
2.009%	3-month USD-LIBOR	10/4/2022	50,000	450	–	450

American Funds Insurance Series        113

U.S. Government/AAA-Rated Securities Fund

Swap contracts (continued)

Interest rate swaps (continued)
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
3-month USD-LIBOR	2.0815%	2/10/2024	$ 28,700	$ (441)	$–	$ (441)
2.21875%	U.S. EFFR	3/14/2024	54,000	1,627	–	1,627
3-month USD-LIBOR	2.21079%	3/27/2024	48,318	(1,010)	–	(1,010)
3-month USD-LIBOR	2.33%	5/2/2024	48,460	(1,272)	–	(1,272)
3-month USD-LIBOR	2.588%	1/26/2025	15,600	(647)	–	(647)
3-month USD-LIBOR	1.867%	7/11/2025	49,400	(84)	–	(84)
3-month USD-LIBOR	2.27%	12/5/2026	44,900	(1,426)	–	(1,426)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	723	–	723
2.908%	3-month USD-LIBOR	2/1/2028	16,000	721	–	721
2.925%	3-month USD-LIBOR	2/1/2028	12,800	587	–	587
2.92%	3-month USD-LIBOR	2/2/2028	12,200	556	–	556
U.S. EFFR	2.5065%	3/22/2028	8,700	(610)	–	(610)
U.S. EFFR	2.535%	3/23/2028	6,700	(484)	–	(484)
U.S. EFFR	2.471%	3/27/2028	8,100	(546)	–	(546)
U.S. EFFR	2.4575%	3/29/2028	9,638	(639)	–	(639)
U.S. EFFR	2.424%	3/30/2028	8,160	(520)	–	(520)
U.S. EFFR	2.412%	4/5/2028	3,702	(233)	–	(233)
3-month USD-LIBOR	1.9675%	6/21/2029	50,700	(418)	–	(418)
3-month USD-LIBOR	2.05%	7/18/2029	41,000	(629)	–	(629)
3-month USD-LIBOR	1.995%	7/19/2029	25,400	(266)	–	(266)
U.S. EFFR	1.485%	10/23/2029	16,000	244	–	244
U.S. EFFR	1.4869%	10/23/2029	14,600	220	–	220
U.S. EFFR	1.453%	10/24/2029	18,500	336	–	336
U.S. EFFR	1.4741%	10/24/2029	18,500	300	–	300
U.S. EFFR	1.4495%	10/24/2029	13,600	251	–	251
U.S. EFFR	1.446%	10/24/2029	1,800	34	–	34
1.419%	U.S. EFFR	11/26/2029	47,000	(1,021)	–	(1,021)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(5,923)	–	(5,923)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(6,114)	–	(6,114)
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(449)	–	(449)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(545)	–	(545)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(546)	–	(546)
3-month USD-LIBOR	2.967%	2/2/2038	7,600	(426)	–	(426)
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(2,481)	–	(2,481)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(3,559)	–	(3,559)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(3,659)	–	(3,659)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(1,489)	–	(1,489)
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	(164)	–	(164)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	(925)	–	(925)
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	(398)	–	(398)
U.S. EFFR	2.155%	11/10/2047	8,640	(580)	–	(580)
U.S. EFFR	2.5635%	2/12/2048	33,204	(5,234)	–	(5,234)
3-month USD-LIBOR	1.934%	12/12/2049	19,300	704	–	704
3-month USD-LIBOR	1.935%	12/17/2049	17,280	627	–	627
3-month USD-LIBOR	2.007%	12/19/2049	21,500	423	–	423
3-month USD-LIBOR	2.045%	12/27/2049	15,100	166	–	166
					$–	$(20,302)

114        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1All or a portion of this security was pledged as collateral. The total value of pledged collateral was $46,115,000, which represented 1.59% of the net assets of the fund.

2Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

3Index-linked bond whose principal amount moves with a government price index.

4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

5Purchased on a TBA basis.

6Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $177,830,000, which represented 6.14% of the net assets of the fund.

7Notional amount is calculated based on the number of contracts and notional contract size.

8Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series        115

Managed Risk Growth Fund

Investment portfolio December 31, 2019

Growth funds 81.52%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,413,020	$358,426

Total growth funds (cost: $314,327,000)		358,426

Fixed income funds 15.17%
American Funds Insurance Series – Bond Fund, Class 1	5,970,036	66,685

Total fixed income funds (cost: $64,788,000)		66,685

Short-term securities 3.38%
Government Cash Management Fund 1.51%[1]	14,836,148	14,836

Total short-term securities (cost: $14,836,000)		14,836

Total investment securities 100.07% (cost: $393,951,000)		439,947
Other assets less liabilities (0.07)%		(297)

Net assets 100.00%		$439,650

Futures contracts

		Number of		Notional amount	[2]	Value at 12/31/2019	[3]	Unrealized depreciation at 12/31/2019
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	142	March 2020	$14,200		$16,843		$(61)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth funds 81.52%
American Funds Insurance Series – Growth Fund, Class 1	3,963,500	841,360	391,840	4,413,020	$3,636	$45,980	$3,243	$358,426

Fixed income funds 15.17%
American Funds Insurance Series – Bond Fund, Class 1	5,110,855	1,716,104	856,923	5,970,036	(16)	3,708	1,763	66,685
Total 96.69%					$3,620	$49,688	$5,006	$425,111

1Rate represents the seven-day yield at 12/31/2019.

2Notional amount is calculated based on the number of contracts and notional contract size.

3Value is calculated based on the notional amount and current market price.

See notes to financial statements.

116        American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2019

Growth funds 80.75%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,417,163	$133,862

Total growth funds (cost: $119,729,000)		133,862

Fixed income funds 14.76%
American Funds Insurance Series – Bond Fund, Class 1	2,190,172	24,465

Total fixed income funds (cost: $23,789,000)		24,465

Short-term securities 4.55%
Government Cash Management Fund 1.51%[1]	7,541,294	7,541

Total short-term securities (cost: $7,541,000)		7,541

Total investment securities 100.06% (cost: $151,059,000)		165,868
Other assets less liabilities (0.06)%		(99)

Net assets 100.00%		$165,769

Futures contracts

		Number of		Notional amount	[2]	Value at 12/31/2019	[3]	Unrealized depreciation at 12/31/2019
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	72	March 2020	$7,200		$8,540		$(30)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth funds 80.75%
American Funds Insurance Series – International Fund, Class 1	6,802,836	422,276	807,949	6,417,163	$553	$20,856	$2,158	$133,862
Fixed income funds 14.76%
American Funds Insurance Series – Bond Fund, Class 1	2,162,908	382,186	354,922	2,190,172	64	1,507	667	24,465
Total 95.51%					$617	$22,363	$2,825	$158,327

1Rate represents the seven-day yield at 12/31/2019.

2Notional amount is calculated based on the number of contracts and notional contract size.

3Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series        117

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2019

Growth-and-income funds 81.97%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	22,089,727	$299,536

Total growth-and-income funds (cost: $295,807,000)		299,536

Fixed income funds 14.64%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,337,434	53,524

Total fixed income funds (cost: $52,792,000)		53,524

Short-term securities 3.45%
Government Cash Management Fund 1.51%[1]	12,608,727	12,609

Total short-term securities (cost: $12,609,000)		12,609

Total investment securities 100.06% (cost: $361,208,000)		365,669
Other assets less liabilities (0.06)%		(234)

Net assets 100.00%		$365,435

Futures contracts

				Notional		Value at		Unrealized depreciation
		Number of		amount	[2]	12/31/2019	[3]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	121	March 2020	$12,100		$14,352		$(52)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth-and-income funds 81.97%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	21,901,978	2,725,657	2,537,908	22,089,727	$139	$27,211	$6,403	$299,536

Fixed income funds 14.64%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,484,388	702,066	849,020	4,337,434	30	1,747	1,181	53,524
Total 96.61%					$169	$28,958	$7,584	$353,060

1Rate represents the seven-day yield at 12/31/2019.

2Notional amount is calculated based on the number of contracts and notional contract size.

3Value is calculated based on the notional amount and current market price.

See notes to financial statements.

118        American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2019

Growth-and-income funds 81.15%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	36,320,774	$1,841,827

Total growth-and-income funds (cost: $1,679,355,000)		1,841,827

Fixed income funds 14.86%
American Funds Insurance Series – Bond Fund, Class 1	30,186,789	337,186

Total fixed income funds (cost: $317,192,000)		337,186

Short-term securities 3.81%
Government Cash Management Fund 1.51%[1]	86,525,815	86,526

Total short-term securities (cost: $86,526,000)		86,526

Options purchased 0.19%
Options purchased*		4,322

Total options purchased (cost: $14,443,000)		4,322

Total investment securities 100.01% (cost: $2,097,516,000)		2,269,861
Other assets less liabilities (0.01)%		(137)

Net assets 100.00%		$2,269,724

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2019 (000)
S&P 500 Index	110	$355	$2,050.00	3/20/2020	$ 8
S&P 500 Index	2,720	8,788	2,100.00	3/20/2020	231
S&P 500 Index	1,200	3,877	2,150.00	3/20/2020	144
S&P 500 Index	50	162	2,175.00	3/20/2020	5
S&P 500 Index	715	2,310	2,200.00	3/20/2020	82
S&P 500 Index	135	436	2,225.00	3/20/2020	17
S&P 500 Index	170	549	2,250.00	3/20/2020	25
S&P 500 Index	95	307	2,225.00	6/19/2020	50
S&P 500 Index	250	808	2,250.00	6/19/2020	148
S&P 500 Index	130	420	2,275.00	6/19/2020	92
S&P 500 Index	3,520	11,372	2,325.00	6/19/2020	3,041
S&P 500 Index	160	517	2,350.00	6/19/2020	130
S&P 500 Index	180	582	2,375.00	6/19/2020	160
S&P 500 Index	70	226	2,400.00	6/19/2020	78
S&P 500 Index	65	210	2,450.00	6/19/2020	86
S&P 500 Index	15	48	2,325.00	9/18/2020	25
					$4,322

American Funds Insurance Series        119

Managed Risk Growth-Income Fund

Futures contracts

				Notional		Value at		Unrealized (depreciation) appreciation
		Number of		amount	[2]	12/31/2019	[3]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	876	March 2020	$87,600		$103,902		$(375)
S&P 500 E-mini Index Contracts	Long	380	March 2020	19		61,391		1,045
								$ 670

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Growth-and-income funds 81.15%
American Funds Insurance Series – Growth-Income Fund, Class 1	33,123,343	5,204,328	2,006,897	36,320,774	$10,843	$181,776	$32,844	$1,841,827
Fixed income funds 14.86%
American Funds Insurance Series – Bond Fund, Class 1	26,945,898	5,339,384	2,098,493	30,186,789	551	19,412	9,121	337,186
Total 96.01%					$11,394	$201,188	$41,965	$2,179,013

1Rate represents the seven-day yield at 12/31/2019.

2Notional amount is calculated based on the number of contracts and notional contract size.

3Value is calculated based on the notional amount and current market price.

See notes to financial statements.

120        American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2019

Asset allocation funds 95.49%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	112,462,863	$2,704,731

Total asset allocation funds (cost: $2,461,096,000)		2,704,731

Short-term securities 4.57%
Government Cash Management Fund 1.51%[1]	129,388,605	129,389

Total short-term securities (cost: $129,389,000)		129,389

Total investment securities 100.06% (cost: $2,590,485,000)		2,834,120
Other assets less liabilities (0.06)%		(1,616)

Net assets 100.00%		$2,832,504

Futures contracts

				Notional		Value at		Unrealized depreciation
		Number of		amount	[2]	12/31/2019	[3]	at 12/31/2019
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	1,222	March 2020	$122,200		$144,941		$(525)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Asset allocation funds 95.49%
American Funds Insurance Series – Asset Allocation Fund, Class 1	115,468,223	9,622,390	12,627,750	112,462,863	$18,556	$297,458	$55,061	$2,704,731

1Rate represents the seven-day yield at 12/31/2019.

2Notional amount is calculated based on the number of contracts and notional contract size.

3Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series        121

Financial statements

Statements of assets and liabilities at December 31, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$6,834,678	$4,695,009	$28,530,215	$10,090,299	$3,763,903
Affiliated issuers	–	12,711	–	–	–
Cash	77	984	961	1,558	5,500
Cash collateral received for securities on loan	–	9,581	–	–	–
Cash denominated in currencies other than U.S. dollars	187	5,130	822	3,548	730
Unrealized appreciation on open forward currency contracts	–	–	–	–	–
Receivables for:
Sales of investments	–	2,285	7,836	2,831	261
Sales of fund’s shares	2,516	3,547	5,850	1,503	1,370
Dividends and interest	12,553	3,331	40,016	17,475	6,799
Closed forward currency contracts	–	–	–	–	–
Variation margin on futures contracts	–	–	–	–	–
Variation margin on swap contracts	–	–	–	–	–
Securities lending income	–	384	–	–	9
Other	468	226	53	96	1,978

	6,850,479	4,733,188	28,585,753	10,117,310	3,780,550

Liabilities:
Collateral for securities on loan	–	95,814	–	–	–
Unrealized depreciation on open forward currency contracts	–	–	–	131	–
Payables for:
Purchases of investments	218	2,571	19,404	1,808	841
Repurchases of fund’s shares	40,573	4,821	82,386	18,480	3,083
Investment advisory services	2,924	2,682	7,647	4,148	2,180
Insurance administrative fees	226	121	897	230	382
Services provided by related parties	1,061	653	4,372	1,231	429
Trustees’ deferred compensation	77	52	497	207	36
Closed forward currency contracts	–	–	–	–	–
Variation margin on futures contracts	–	–	–	–	–
Variation margin on swap contracts	–	–	–	–	–
Non-U.S. taxes	4,857	6,103	811	15,406	13,045
Other	96	98	80	238	143

	50,032	112,915	116,094	41,879	20,139

Net assets at December 31, 2019	$6,800,447	$4,620,273	$28,469,659	$10,075,431	$3,760,411

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,735,844	$3,169,995	$15,151,170	$ 7,794,312	$2,756,659
Total distributable earnings	3,064,603	1,450,278	13,318,489	2,281,119	1,003,752

Net assets at December 31, 2019	$6,800,447	$4,620,273	$28,469,659	$10,075,431	$3,760,411

Investment securities on loan, at value	$–	$ 102,111	$–	$ –	$2,679
Investment securities, at cost:
Unaffiliated issuers	3,948,846	3,495,309	16,010,216	7,618,504	2,782,480
Affiliated issuers	–	45,916	–	–	–
Cash denominated in currencies other than U.S. dollars, at cost	186	5,130	822	3,531	745

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

122        American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$9,276,932	$2,138,294	$35,695,564	$1,502,569	$ 990,616	$27,124,386	$435,920	$10,917,401	$2,118,893
–	–	336,143	–	–	444,495	–	–	–
199	226	2,015	48	114	5,535	62	7,258	459
–	–	–	–	–	510	–	–	–
170	299	180	427	278	1,146	3	64	94
–	–	–	–	–	–	173	2,743	3,976
–	112	88	131	22,405	213,442	1	669,867	18,110

1,708	662	5,285	300	1,104	9,829	140	7,295	2,121
15,592	5,398	71,629	4,137	3,549	83,460	1,682	63,827	18,545
–	–	–	–	–	–	–	–	53
–	–	–	–	22	437	2	2,378	167
–	–	–	–	97	292	13	948	200
–	–	–	–	–	126	–	–	–
10	393	394	40	22	160	32	61	162

9,294,611	2,145,384	36,111,298	1,507,652	1,018,207	27,883,818	438,028	11,671,842	2,162,780

–	–	–	–	–	5,103	–	–	–
–	137	–	11	–	–	272	3,934	6,186

509	44	12,801	184	18,310	434,944	264	1,108,141	25,517
7,089	2,594	57,734	6,267	235	11,152	104	1,500	294
3,021	1,056	7,672	755	397	6,088	242	3,237	954
365	86	724	60	275	2,677	57	303	30
1,007	369	4,017	111	118	2,703	73	1,126	276
91	24	579	12	4	284	3	125	26
–	–	–	–	–	–	–	–	66
–	–	–	–	48	473	1	2,265	196
–	–	–	–	56	17	7	51	218
164	2,545	1,411	112	38	586	49	–	273
4	46	94	54	10	136	6	–	100

12,250	6,901	85,032	7,566	19,491	464,163	1,078	1,120,682	34,136

$9,282,361	$2,138,483	$36,026,266	$1,500,086	$ 998,716	$27,419,655	$436,950	$10,551,160	$2,128,644

$7,024,809	$1,446,699	$24,318,085	$1,269,718	$ 924,094	$20,498,664	$354,288	$10,126,847	$2,039,155
2,257,552	691,784	11,708,181	230,368	74,622	6,920,991	82,662	424,313	89,489

$9,282,361	$2,138,483	$36,026,266	$1,500,086	$ 998,716	$27,419,655	$436,950	$10,551,160	$2,128,644

$ –	$ –	$ –	$ –	$ –	$ 5,211	$ –	$ –	$ –

7,160,359	1,501,184	25,109,357	1,239,563	895,730	20,541,489	353,703	10,597,431	2,061,125
–	–	279,526	–	–	328,678	–	–	–
170	298	180	426	278	1,146	3	64	94

American Funds Insurance Series        123

Statements of assets and liabilities at December 31, 2019

	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,243,917		$279,612	$284,229	$3,036,999	$ 14,836
Affiliated issuers	–		–	–	–	425,111
Cash	726		262	109	2,199	99
Cash collateral pledged for futures contracts	154		–	–	–	–
Cash collateral pledged for swap contracts	2,100		–	–	–	–
Cash denominated in currencies other than U.S. dollars	–	*	–	–	–	–
Receivables for:
Sales of investments	2,727		83,408	–	298,428	447
Sales of fund’s shares	209		235	696	1,934	32
Dividends and interest	20,007		732	–	10,545	21
Variation margin on futures contracts	33		20	–	217	–
Variation margin on swap contracts	41		329	–	3,682	–
Other	3		1	–	–	–
	1,269,917		364,599	285,034	3,354,004	440,546

Liabilities:
Payables for:
Purchases of investments	2,150		69,602	–	453,440	29
Repurchases of fund’s shares	686		164	234	637	472
Investment advisory services	506		105	78	835	37
Insurance administrative fees	38		17	14	78	264
Services provided by related parties	188		25	62	386	89
Trustees’ deferred compensation	46		3	16	58	2
Variation margin on futures contracts	–		65	–	1,058	–
Variation margin on swap contracts	9		108	–	1,177	3
Other	1		–	–	1	–
	3,624		70,089	404	457,670	896
Net assets at December 31, 2019	$1,266,293		$294,510	$284,630	$2,896,334	$439,650

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,456,035		$291,684	$283,903	$2,843,203	$375,936
Total (accumulated loss) distributable earnings	(189,742)		2,826	727	53,131	63,714
Net assets at December 31, 2019	$1,266,293		$294,510	$284,630	$2,896,334	$439,650

Investment securities on loan, at value	$ –		$ –	$ –	$ –	$ –
Investment securities, at cost:
Unaffiliated issuers	1,246,290		275,150	284,222	2,998,418	14,836
Affiliated issuers	–		–	–	–	379,115
Cash denominated in currencies other than U.S. dollars, at cost	–	*	–	–	–	–

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

124        American Funds Insurance Series

		(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$ 7,541	$ 12,609	$ 90,848	$ 129,389
158,327	353,060	2,179,013	2,704,731
50	85	2,356	856
–	–	–	–
–	–	–	–
–	–	–	–

134	89	21,241	649
3	–	1,026	590
10	18	117	178
–	–	–	–
–	–	126	–
–	–	–	–
166,065	365,861	2,294,727	2,836,393

–	–	754	–
144	94	22,617	1,273
14	31	192	238
101	221	1,376	1,735
34	75	58	588
1	2	6	26
–	–	–	–
2	3	–	29
–	–	–	–
296	426	25,003	3,889
$165,769	$365,435	$2,269,724	$2,832,504

$154,345	$346,751	$1,940,147	$2,449,900
11,424	18,684	329,577	382,604
$165,769	$365,435	$2,269,724	$2,832,504

$ –	$ –	$ –	$ –

7,541	12,609	100,969	129,389
143,518	348,599	1,996,547	2,461,096
–	–	–	–

American Funds Insurance Series        125

Statements of assets and liabilities at December 31, 2019

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$2,515,595	$2,050,138	$10,840,676	$5,353,248	$2,128,928
	Shares outstanding	77,246	76,500	133,471	256,566	82,393
	Net asset value per share	$32.57	$26.80	$81.22	$20.86	$25.84
Class 1A:	Net assets	$7,914	$575	$18,051	$7,041	$4,461
	Shares outstanding	244	22	223	339	173
	Net asset value per share	$32.47	$26.74	$80.92	$20.80	$25.74
Class 2:	Net assets	$3,894,942	$2,363,250	$15,884,538	$4,310,970	$981,055
	Shares outstanding	120,828	90,815	197,149	207,441	38,339
	Net asset value per share	$32.24	$26.02	$80.57	$20.78	$25.59
Class 3:	Net assets			$213,515	$24,708
	Shares outstanding	Not applicable	Not applicable	2,609	1,181	Not applicable
	Net asset value per share			$81.84	$20.92
Class 4:	Net assets	$381,996	$206,310	$1,512,879	$379,464	$645,967
	Shares outstanding	11,917	7,887	19,051	18,478	25,360
	Net asset value per share	$32.05	$26.16	$79.41	$20.54	$25.47

		High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$524,749	$210,225	$29,304	$1,418,254
	Shares outstanding	53,157	19,906	2,592	114,937	Not applicable
	Net asset value per share	$9.87	$10.56	$11.30	$12.34
Class 1A:	Net assets	$726	$493	$10	$2,474
	Shares outstanding	74	47	1	201	Not applicable
	Net asset value per share	$9.86	$10.55	$11.30	$12.32
Class 2:	Net assets	$667,518	$56,269	$230,044	$1,343,065
	Shares outstanding	68,819	5,338	20,889	109,962	Not applicable
	Net asset value per share	$9.70	$10.54	$11.01	$12.21
Class 3:	Net assets	$9,941		$3,187	$8,818
	Shares outstanding	1,002	Not applicable	286	713	Not applicable
	Net asset value per share	$9.92		$11.13	$12.37
Class 4:	Net assets	$63,359	$27,523	$22,085	$123,723
	Shares outstanding	5,997	2,637	1,984	10,128	Not applicable
	Net asset value per share	$10.56	$10.44	$11.13	$12.22
Class P1:	Net assets					$5,745
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	417
	Net asset value per share					$13.78
Class P2:	Net assets					$433,905
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	31,656
	Net asset value per share					$13.71

* Amount less than one thousand.

See notes to financial statements.

126        American Funds Insurance Series

					(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,558,836	$624,992	$21,056,972	$1,140,298	$533,359	$17,729,567	$133,417	$6,481,599	$1,077,241
409,812	39,269	415,250	62,738	49,708	737,257	9,877	580,461	88,893
$13.56	$15.92	$50.71	$18.18	$10.73	$24.05	$13.51	$11.17	$12.12
$9,073	$1,904	$10,901	$2,475	$5,710	$10,719	$2,284	$6,646	$456
671	120	215	137	533	447	169	598	38
$13.51	$15.88	$50.54	$18.15	$10.72	$23.99	$13.49	$11.13	$12.10
$3,092,785	$1,366,688	$13,585,491	$256,730	$5,567	$5,153,699	$207,099	$3,561,089	$1,001,945
231,052	86,034	271,274	14,170	519	216,630	15,358	323,062	83,303
$13.39	$15.89	$50.08	$18.12	$10.72	$23.79	$13.48	$11.02	$12.03
		$156,432			$32,567
Not applicable	Not applicable	3,079	Not applicable	Not applicable	1,352	Not applicable	Not applicable	Not applicable
		$50.81			$24.08
$621,667	$144,899	$1,216,470	$100,583	$454,080	$4,493,103	$94,150	$501,826	$49,002
46,696	9,268	24,567	5,586	42,408	189,815	7,048	45,627	4,112
$13.31	$15.63	$49.52	$18.01	$10.71	$23.67	$13.36	$11.00	$11.92

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Not applicable	Not applicable	Not applicable	Not applicable
Not applicable	Not applicable	Not applicable	Not applicable
Not applicable	Not applicable	Not applicable	Not applicable
Not applicable	Not applicable	Not applicable	Not applicable
Not applicable	Not applicable	Not applicable	Not applicable
$683	$805	$1,987,005	$2,174
62	67	144,442	157
$11.01	$12.01	$13.76	$13.81
$165,086	$364,630	$282,719	$2,830,330
15,122	30,625	20,645	210,242
$10.92	$11.91	$13.69	$13.46

American Funds Insurance Series        127

Statements of operations for the year ended December 31, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends	$ 100,513	$ 44,813	$ 367,210	$ 188,002	$ 50,154
Interest	1,513	1,993	10,907	12,319	15,536
Securities lending income	–	5,572	–	–	9
	102,026	52,378	378,117	200,321	65,699
Fees and expenses*:
Investment advisory services	32,238	29,892	84,702	47,450	23,766
Distribution services	9,991	6,096	41,091	11,232	3,708
Insurance administrative services	810	445	3,298	867	1,405
Transfer agent services	1	1	3	1	– †
Administrative services	1,268	873	5,329	1,937	689
Reports to shareholders	218	163	948	351	132
Registration statement and prospectus	159	142	557	292	117
Trustees’ compensation	42	28	175	64	23
Auditing and legal	78	102	72	94	98
Custodian	869	796	492	1,634	933
Other	20	110	140	92	96
Total fees and expenses before waivers/reimbursements	45,694	38,648	136,807	64,014	30,967
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	–	–	–
Miscellaneous fee reimbursements	–	–	–	–	–
Total waivers/reimbursements of fees and expenses	–	–	–	–	–
Total fees and expenses after waivers/reimbursements	45,694	38,648	136,807	64,014	30,967
Net investment income	56,332	13,730	241,310	136,307	34,732
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	194,169	251,392	746,022	(125,118)	33,329
Affiliated issuers	–	–	–	–	–
Futures contracts	–	–	–	–	–
Forward currency contracts	–	–	–	(981)	303
Swap contracts	–	–	–	–	–
Currency transactions	(251)	(122)	(486)	(1,893)	(681)
	193,918	251,270	745,536	(127,992)	32,951
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	1,619,656	899,816	6,038,099	1,988,055	789,738
Affiliated issuers	–	(17,366)	–	–	–
Futures contracts	–	–	–	–	–
Forward currency contracts	–	–	–	394	(303)
Swap contracts	–	–	–	–	–
Currency translations	91	109	133	(22)	1,965
	1,619,747	882,559	6,038,232	1,988,427	791,400
Net realized gain (loss) and unrealized appreciation (depreciation)	1,813,665	1,133,829	6,783,768	1,860,435	824,351
Net increase in net assets resulting from operations	$1,869,997	$1,147,559	$7,025,078	$1,996,742	$859,083

See end of statements of operations for footnotes.

See notes to financial statements.

128        American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$ 234,613	$ 51,517	$ 766,259	$ 45,191	$ 25,475	$ 375,876	$ 6,913	$ 16,529	$ 1,213
1,841	3,480	16,017	2,742	5,377	258,983	3,712	306,813	66,060
–	–	–	–	–	126	–	–	–
236,454	54,997	782,276	47,933	30,852	634,985	10,625	323,342	67,273

34,092	11,970	85,788	8,588	4,075	67,563	2,697	37,299	11,276
8,746	3,618	35,549	821	1,026	22,631	700	9,950	2,662
1,255	304	2,707	218	1,025	10,170	211	1,084	114
1	– †	4	– †	– †	3	– †	1	– †
1,765	408	6,796	284	174	5,173	83	2,083	426
355	60	1,336	27	17	1,018	7	286	68
157	65	509	38	44	331	19	225	64
59	13	221	9	6	170	3	68	14
47	55	89	80	51	74	57	56	52
237	443	598	330	77	257	64	211	404
39	22	124	8	5	55	7	56	35
46,753	16,958	133,721	10,403	6,500	107,445	3,848	51,319	15,115

–	–	–	–	24	–	–	–	–
–	–	–	–	–	–	–	–	–
–	–	–	–	24	–	–	–	–
46,753	16,958	133,721	10,403	6,476	107,445	3,848	51,319	15,115
189,701	38,039	648,555	37,530	24,376	527,540	6,777	272,023	52,158

85,832	51,401	903,747	(35,910)	(7,360)	488,583	9,817	195,373	11,564
–	–	(1,021)	–	–	(471,314)	–	–	–
–	–	–	–	(501)	22,485	557	72,397	13,348
–	579	–	(14)	–	–	(440)	58	(2,623)
–	–	–	–	985	(18,948)	31	(25,282)	1,525
(3)	(143)	(250)	(1,100)	(2)	103	(139)	786	(2,149)
85,829	51,837	902,476	(37,024)	(6,878)	20,909	9,826	243,332	21,665

1,423,937	449,977	6,047,455	293,943	117,252	3,772,779	59,030	433,411	101,447
–	–	128,124	–	–	548,491	–	–	–
–	–	–	–	(760)	(8,123)	(196)	(23,687)	(5,076)
–	(488)	–	(12)	–	–	(181)	8,081	(9,128)
–	–	–	–	829	(255)	(7)	(6,333)	141
23	379	406	8	22	86	17	153	173
1,423,960	449,868	6,175,985	293,939	117,343	4,312,978	58,663	411,625	87,557
1,509,789	501,705	7,078,461	256,915	110,465	4,333,887	68,489	654,957	109,222
$1,699,490	$539,744	$7,727,016	$294,445	$134,841	$4,861,427	$75,266	$926,980	$161,380

American Funds Insurance Series        129

Statements of operations for the year ended December 31, 2019

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends	$ 994	$ –	$ –	$ –†	$ 5,338
Interest	90,296	7,989	6,571	70,374	–
	91,290	7,989	6,571	70,374	5,338
Fees and expenses*:
Investment advisory services	6,009	1,231	925	9,824	590
Distribution services	1,855	202	640	3,611	974
Insurance administrative services	143	60	51	276	984
Transfer agent services	– †	– †	– †	– †	– †
Administrative services	253	59	58	582	–
Accounting and administrative services	–	–	–	–	54
Reports to shareholders	28	5	7	63	8
Registration statement and prospectus	34	15	10	55	21
Trustees’ compensation	8	2	1	20	2
Auditing and legal	50	45	43	46	15
Custodian	17	21	1	37	11
Other	32	3	2	8	3
Total fees and expenses before waivers/reimbursements	8,429	1,643	1,738	14,522	2,662
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	–	–	197
Miscellaneous fee reimbursements	–	–	–	–	13
Total waivers/reimbursements of fees and expenses	–	–	–	–	210
Total fees and expenses after waivers/reimbursements	8,429	1,643	1,738	14,522	2,452
Net investment income	82,861	6,346	4,833	55,852	2,886
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(18,671)	2,660	(1)	43,914	–
Affiliated issuers	–	–	–	–	3,620
Futures contracts	(236)	6,233	–	85,989	(5,811)
Swap contracts	(986)	1,047	–	(7,749)	–
Currency transactions	– †	–	–	– †	30
Capital gain distributions received from affiliated issuers	–	–	–	–	32,790
	(19,893)	9,940	(1)	122,154	30,629
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	89,670	5,462	15	52,718	–
Affiliated issuers	–	–	–	–	49,688
Futures contracts	159	(2,645)	–	(35,398)	(5,952)
Swap contracts	(2,898)	(4,026)	–	(39,656)	–
	86,931	(1,209)	15	(22,336)	43,736
Net realized gain (loss) and unrealized appreciation
(depreciation)	67,038	8,731	14	99,818	74,365
Net increase in net assets resulting from operations	$149,899	$15,077	$4,847	$155,670	$77,251

* Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the notes to financial statements.

† Amount less than one thousand.

See notes to financial statements.

130        American Funds Insurance Series

			(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$ 2,945	$ 7,880	$ 43,834	$ 57,102
–	–	–	–
2,945	7,880	43,834	57,102

239	527	3,162	4,046
398	877	647	6,739
399	878	5,270	6,744
–†	–†	–†	–†
–	–	–	–
50	53	80	110
4	7	30	49
12	17	223	49
1	2	12	21
15	15	16	18
11	11	12	11
3	3	3	11
1,132	2,390	9,455	17,798

80	176	1,054	1,349
47	14	–	–
127	190	1,054	1,349
1,005	2,200	8,401	16,449
1,940	5,680	35,433	40,653

–	–	(21,805)	–
617	169	11,394	18,556
(1,246)	(5,543)	(7,635)	(17,863)
–	–	–	–
(4)	26	114	117
3,310	22,171	167,499	131,016
2,677	16,823	149,567	131,826

–	–	(11,132)	–
22,363	28,958	201,188	297,458
(1,249)	(5,833)	(9,637)	(25,848)
–	–	–	–
21,114	23,125	180,419	271,610

23,791	39,948	329,986	403,436
$25,731	$45,628	$365,419	$444,089

American Funds Insurance Series        131

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$ 56,332	$ 50,276	$ 13,730	$ 10,787	$ 241,310	$ 162,005
Net realized gain (loss)	193,918	343,542	251,270	247,061	745,536	2,848,894
Net unrealized appreciation (depreciation)	1,619,747	(919,676)	882,559	(673,158)	6,038,232	(2,971,090)
Net increase (decrease) in net assets resulting from operations	1,869,997	(525,858)	1,147,559	(415,310)	7,025,078	39,809

Distributions paid to shareholders	(417,934)	(474,814)	(284,752)	(196,135)	(2,978,202)	(2,648,515)

Net capital share transactions	(153,769)	267,749	102,952	(49,079)	974,922	1,071,109

Total increase (decrease) in net assets	1,298,294	(732,923)	965,759	(660,524)	5,021,798	(1,537,597)

Net assets:
Beginning of year	5,502,153	6,235,076	3,654,514	4,315,038	23,447,861	24,985,458
End of year	$6,800,447	$5,502,153	$4,620,273	$3,654,514	$28,469,659	$23,447,861

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$ 37,530	$ 37,077	$ 24,376	$ 18,120	$ 527,540	$ 495,623
Net realized gain (loss)	(37,024)	19,646	(6,878)	(12,903)	20,909	1,250,899
Net unrealized appreciation (depreciation)	293,939	(222,569)	117,343	(53,867)	4,312,978	(2,879,563)
Net increase (decrease) in net assets resulting from operations	294,445	(165,846)	134,841	(48,650)	4,861,427	(1,133,041)

Distributions paid to shareholders	(53,548)	(35,982)	(24,614)	(20,515)	(1,801,337)	(1,587,775)

Net capital share transactions	(78,069)	77,119	213,209	149,988	1,434,114	(13,827)

Total increase (decrease) in net assets	162,828	(124,709)	323,436	80,823	4,494,204	(2,734,643)

Net assets:
Beginning of year	1,337,258	1,461,967	675,280	594,457	22,925,451	25,660,094
End of year	$1,500,086	$1,337,258	$998,716	$675,280	$27,419,655	$22,925,451

See end of statements of changes in net assets for footnote.

See notes to financial statements.

132        American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$ 136,307	$ 147,886	$ 34,732	$ 32,835	$ 189,701	$ 183,892	$ 38,039	$ 35,857	$ 648,555	$ 479,019
(127,992)	247,240	32,951	126,203	85,829	687,384	51,837	99,872	902,476	3,357,516
1,988,427	(1,741,754)	791,400	(647,033)	1,423,960	(1,602,222)	449,868	(325,530)	6,175,985	(4,232,991)

1,996,742	(1,346,628)	859,083	(487,995)	1,699,490	(730,946)	539,744	(189,801)	7,727,016	(396,456)

(394,620)	(646,470)	(164,192)	(126,412)	(878,225)	(883,615)	(140,198)	(186,991)	(3,957,175)	(2,606,909)

(536,801)	1,245,386	54,641	92,573	429,824	265,984	(76,937)	90,220	2,392,290	2,175,138

1,065,321	(747,712)	749,532	(521,834)	1,251,089	(1,348,577)	322,609	(286,572)	6,162,131	(828,227)

9,010,110	9,757,822	3,010,879	3,532,713	8,031,272	9,379,849	1,815,874	2,102,446	29,864,135	30,692,362
$10,075,431	$9,010,110	$3,760,411	$3,010,879	$9,282,361	$8,031,272	$2,138,483	$1,815,874	$36,026,266	$29,864,135

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$ 6,777	$ 6,105	$ 272,023	$ 269,087	$ 52,158	$ 55,434	$ 82,861	$ 84,812	$ 6,346	$ 6,148
9,826	3,576	243,332	(168,412)	21,665	(11,729)	(19,893)	(24,544)	9,940	(7,618)
58,663	(33,957)	411,625	(164,842)	87,557	(70,008)	86,931	(86,196)	(1,209)	2,541

75,266	(24,276)	926,980	(64,167)	161,380	(26,303)	149,899	(25,928)	15,077	1,071

(16,934)	(9,700)	(280,200)	(267,421)	(35,756)	(56,130)	(79,066)	(79,933)	(7,525)	(6,505)
12,429	46,266	49,693	(511,419)	(84,997)	(297,128)	(8,439)	(144,120)	(4,217)	(43,561)

70,761	12,290	696,473	(843,007)	40,627	(379,561)	62,394	(249,981)	3,335	(48,995)

366,189	353,899	9,854,687	10,697,694	2,088,017	2,467,578	1,203,899	1,453,880	291,175	340,170
$436,950	$366,189	$10,551,160	$9,854,687	$2,128,644	$2,088,017	$1,266,293	$1,203,899	$294,510	$291,175

American Funds Insurance Series        133

Statements of changes in net assets

			U.S. Government/		Managed Risk
	Ultra-Short Bond Fund		AAA-Rated Securities Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$ 4,833	$ 4,036	$ 55,852	$ 56,785	$ 2,886	$ 1,509
Net realized gain (loss)	(1)	–	122,154	(86,715)	30,629	21,463
Net unrealized appreciation (depreciation)	15	33	(22,336)	49,517	43,736	(26,917)

Net increase (decrease) in net assets resulting from operations	4,847	4,069	155,670	19,587	77,251	(3,945)

Distributions paid to shareholders	(5,093)	(3,517)	(60,961)	(55,819)	(30,222)	(21,941)

Net capital share transactions	(21,528)	1,047	(67,678)	(197,780)	49,348	81,200

Total increase (decrease) in net assets	(21,774)	1,599	27,031	(234,012)	96,377	55,314

Net assets:
Beginning of year	306,404	304,805	2,869,303	3,103,315	343,273	287,959
End of year	$284,630	$306,404	$2,896,334	$2,869,303	$439,650	$343,273

See notes to financial statements.

134        American Funds Insurance Series

						(dollars in thousands)

Managed Risk		Managed Risk Blue Chip		Managed Risk		Managed Risk
International Fund		Income and Growth Fund		Growth-Income Fund		Asset Allocation Fund
Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
2019	2018	2019	2018	2019	2018	2019	2018

$ 1,940	$ 2,317	$ 5,680	$ 5,276	$ 35,433	$ 2,685	$ 40,653	$ 62,566
2,677	5,722	16,823	18,018	149,567	6,953	131,826	97,415
21,114	(25,332)	23,125	(49,299)	180,419	(21,166)	271,610	(366,555)

25,731	(17,293)	45,628	(26,005)	365,419	(11,528)	444,089	(206,574)

(7,796)	(3,428)	(23,415)	(23,525)	(32,440)	(12,352)	(177,811)	(242,968)

(3,125)	23,257	6,553	19,295	44,643	1,707,014	23,729	(1,462,371)
14,810	2,536	28,766	(30,235)	377,622	1,683,134	290,007	(1,911,913)

150,959	148,423	336,669	366,904	1,892,102	208,968	2,542,497	4,454,410

$165,769	$150,959	$365,435	$336,669	$2,269,724	$ 1,892,102	$2,832,504	$2,542,497

American Funds Insurance Series        135

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 34 different funds (“the funds”), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series – Target Date Series report and five funds in the series are covered in the American Funds Insurance Series – Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund – To provide long-term growth of capital.

Global Small Capitalization Fund – To provide long-term growth of capital.

Growth Fund – To provide growth of capital.

International Fund – To provide long-term growth of capital.

New World Fund – To provide long-term capital appreciation.

Blue Chip Income and Growth Fund – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund – To provide long-term growth of capital while providing current income.

Growth-Income Fund – To achieve long-term growth of capital and income.

International Growth and Income Fund – To provide long-term growth of capital while providing current income.

Capital Income Builder – The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund – Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund – To provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund – To provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund – The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

136        American Funds Insurance Series

Mortgage Fund – To provide current income and preservation of capital.

Ultra-Short Bond Fund – To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund – To provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund – To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses – The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders – Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

American Funds Insurance Series        137

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

138        American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series        139

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2019 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 1,185,255	$ 794,324	$–	$ 1,979,579
Consumer discretionary	474,696	744,806	–	1,219,502
Health care	527,781	214,362	–	742,143
Financials	302,133	398,337	–	700,470
Consumer staples	291,919	259,874	–	551,793
Communication services	372,299	163,033	–	535,332
Industrials	73,839	453,487	–	527,326
Materials	144,609	41,190	–	185,799
Energy	12,046	125,318	–	137,364
Utilities	–	5,646	–	5,646
Preferred securities	–	112,584	–	112,584
Short-term securities	137,140	–	–	137,140
Total	$3,521,717	$3,312,961	$–	$6,834,678

Global Small Capitalization Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$ 832,166	$ 191,178	$ –	$ 1,023,344
Information technology	472,972	397,575	–	870,547
Industrials	128,020	558,859	–	686,879
Consumer discretionary	450,887	224,996	–	675,883
Financials	194,307	161,242	–	355,549
Real estate	121,286	62,447	–	183,733
Materials	98,936	80,609	–	179,545
Communication services	56,064	89,863	–	145,927
Consumer staples	46,475	76,569	–	123,044
Energy	32,183	26,545	14,352	73,080
Utilities	17,485	46,609	–	64,094
Preferred securities	17,503	–	29,706	47,209
Rights & warrants	–	53	–	53
Short-term securities	278,833	–	–	278,833
Total	$2,747,117	$1,916,545	$44,058	$4,707,720

140        American Funds Insurance Series

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 6,232,866	$ 927,524	$ –	$ 7,160,390
Communication services	5,180,447	–	–	5,180,447
Health care	4,685,272	29,104	38,849	4,753,225
Consumer discretionary	3,070,193	143,533	–	3,213,726
Financials	2,245,437	171,043	–	2,416,480
Industrials	1,283,561	551,356	–	1,834,917
Materials	758,550	47,905	–	806,455
Consumer staples	522,509	251,756	–	774,265
Energy	698,230	–	–	698,230
Real estate	486,857	–	–	486,857
Utilities	77,731	–	–	77,731
Convertible bonds	–	–	25,000	25,000
Short-term securities	1,102,492	–	–	1,102,492
Total	$26,344,145	$2,122,221	$63,849	$28,530,215

International Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$ 63,111	$1,589,115	$–	$ 1,652,226
Consumer discretionary	549,505	856,658	–	1,406,163
Industrials	31,330	1,364,421	–	1,395,751
Health care	89,208	1,162,960	–	1,252,168
Information technology	47,551	682,008	–	729,559
Materials	297,118	380,773	–	677,891
Consumer staples	22,274	654,869	–	677,143
Communication services	12,395	482,238	–	494,633
Energy	91,650	398,340	–	489,990
Utilities	–	358,981	–	358,981
Real estate	–	223,309	–	223,309
Preferred securities	50,234	70,526	–	120,760
Rights & warrants	–	22,939	–	22,939
Bonds, notes & other debt instruments	–	44,329	–	44,329
Short-term securities	544,457	–	–	544,457
Total	$1,798,833	$8,291,466	$–	$10,090,299

	Other investments*

	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$–	$(131)	$–	$(131)

*Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series        141

New World Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 585,583	$ 279,934	$ –	$ 865,517
Financials	118,563	374,375	–	492,938
Energy	41,325	330,863	–	372,188
Health care	186,827	157,245	–	344,072
Materials	161,739	151,049	–	312,788
Consumer discretionary	111,867	152,128	–	263,995
Communication services	181,968	39,344	–	221,312
Consumer staples	10,237	199,516	–	209,753
Industrials	13,319	152,169	–	165,488
Real estate	20,109	21,107	–	41,216
Utilities	17,612	15,724	–	33,336
Preferred securities	42,757	28,620	27	71,404
Rights & warrants	–	26,479	–	26,479
Bonds, notes & other debt instruments	–	96,814	–	96,814
Short-term securities	238,673	7,930	–	246,603
Total	$1,730,579	$2,033,297	$27	$3,763,903

Blue Chip Income and Growth Fund

At December 31, 2019, all of the fund’s investment securities were classified as Level 1.

Global Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$177,115	$ 158,462	$–	$ 335,577
Industrials	116,335	152,898	–	269,233
Financials	87,217	166,525	–	253,742
Consumer discretionary	90,534	114,346	–	204,880
Health care	137,436	62,628	–	200,064
Communication services	72,048	108,658	–	180,706
Materials	82,829	79,135	–	161,964
Energy	25,886	113,797	–	139,683
Utilities	13,510	110,341	–	123,851
Real estate	95,121	15,936	–	111,057
Consumer staples	22,758	63,369	–	86,127
Preferred securities	7,892	–	–	7,892
Bonds, notes & other debt instruments	–	34,957	–	34,957
Short-term securities	28,561	–	–	28,561
Total	$957,242	$1,181,052	$–	$2,138,294

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$–	$(137)	$–	$(137)

*Forward currency contracts are not included in the investment portfolio.

142        American Funds Insurance Series

Growth-Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$ 5,175,002	$ 664,418	$–	$ 5,839,420
Information technology	5,204,952	215,296	–	5,420,248
Communication services	4,182,848	149,142	–	4,331,990
Financials	3,510,960	401,089	–	3,912,049
Industrials	3,108,920	698,875	–	3,807,795
Consumer staples	1,541,333	1,016,810	–	2,558,143
Energy	2,399,987	99,768	–	2,499,755
Consumer discretionary	1,775,002	48,931	–	1,823,933
Materials	1,577,903	163,566	–	1,741,469
Real estate	1,068,563	–	–	1,068,563
Utilities	717,617	163,329	–	880,946
Mutual funds	–	16,337	–	16,337
Convertible stocks	184,737	–	–	184,737
Bonds, notes & other debt instruments	–	5,722	–	5,722
Short-term securities	1,940,600	–	–	1,940,600
Total	$32,388,424	$3,643,283	$–	$36,031,707

International Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$ 4,550	$ 246,628	$–	$ 251,178
Industrials	–	164,295	–	164,295
Consumer discretionary	55,639	101,948	–	157,587
Health care	6,488	135,357	–	141,845
Energy	21,294	90,307	–	111,601
Utilities	–	94,713	–	94,713
Materials	6,679	84,933	–	91,612
Information technology	–	84,551	–	84,551
Consumer staples	–	78,182	–	78,182
Communication services	20,440	56,878	–	77,318
Real estate	–	73,379	–	73,379
Preferred securities	31,463	–	–	31,463
Bonds, notes & other debt instruments	–	16,819	–	16,819
Short-term securities	128,026	–	–	128,026
Total	$274,579	$1,227,990	$–	$1,502,569

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$–	$(11)	$–	$(11)

*Forward	currency contracts are not included in the investment portfolio.

American Funds Insurance Series        143

Capital Income Builder
	Investment securities
	Level 1	Level 2		Level 3	Total
Assets:
Common stocks:
Consumer staples	$ 38,725	$ 64,427		$–	$ 103,152
Information technology	66,952	29,080		–	96,032
Financials	45,772	38,435		–	84,207
Real estate	47,566	31,086		–	78,652
Energy	40,806	19,724		–	60,530
Health care	23,819	29,326		–	53,145
Communication services	4,574	44,219		–	48,793
Utilities	14,681	33,269		–	47,950
Industrials	17,339	27,817		–	45,156
Consumer discretionary	21,286	19,400		–	40,686
Materials	18,022	8,478		–	26,500
Rights & warrants	–	–	*	–	–*
Convertible stocks	16,025	–		–	16,025
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	103,624		–	103,624
Corporate bonds & notes	–	48,638		–	48,638
Mortgage-backed obligations	–	46,322		–	46,322
Asset-backed obligations	–	14,269		–	14,269
Municipals	–	415		–	415
Short-term securities	76,520	–		–	76,520
Total	$432,087	$558,529		$–	$990,616

	Other investments†
	Level 1	Level 2		Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$ 37	$ –		$–	$ 37
Unrealized appreciation on interest rate swaps	–	1,109		–	1,109
Liabilities:
Unrealized depreciation on futures contracts	(368)	–		–	(368)
Unrealized depreciation on interest rate swaps	–	(280)		–	(280)
Total	$(331)	$ 829		$–	$ 498

  *Amount less than one thousand.

  †Futures contracts and interest rate swaps are not included in the investment portfolio.

144        American Funds Insurance Series

Asset Allocation Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$ 4,271,389	$ 20,847	$ 20	$ 4,292,256
Financials	2,943,889	78,737	–	3,022,626
Health care	2,830,970	85,268	3,683	2,919,921
Industrials	1,502,299	115,339	–	1,617,638
Consumer discretionary	1,098,602	242,932	–	1,341,534
Communication services	1,184,337	–	–	1,184,337
Consumer staples	788,363	363,014	–	1,151,377
Energy	1,028,032	1,506	–	1,029,538
Materials	697,667	–	–	697,667
Real estate	238,213	–	–	238,213
Utilities	172,921	–	–	172,921
Rights & warrants	–	–	1,070	1,070
Convertible stocks	137,828	–	4,983	142,811
Convertible bonds	–	127	–	127
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	3,226,667	–	3,226,667
Corporate bonds & notes	–	2,834,147	6,531	2,840,678
Mortgage-backed obligations	–	1,900,213	–	1,900,213
Federal agency bonds & notes	–	12,974	–	12,974
Other	–	186,876	–	186,876
Short-term securities	1,589,437	–	–	1,589,437

Total	$18,483,947	$9,068,647	$16,287	$27,568,881

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 1,710	$ –	$–	$ 1,710
Unrealized appreciation on interest rate swaps	–	1,035	–	1,035
Liabilities:
Unrealized depreciation on futures contracts	(4,672)	–	–	(4,672)
Unrealized depreciation on interest rate swaps	–	(4,847)	–	(4,847)

Total	$(2,962)	$(3,812)	$–	$(6,774)

  *Futures contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series        145

Global Balanced Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 30,609	$ 29,614	$–	$ 60,223
Health care	26,812	21,313	–	48,125
Financials	22,318	19,024	–	41,342
Consumer staples	20,634	18,609	–	39,243
Industrials	11,263	20,997	–	32,260
Consumer discretionary	12,095	7,459	–	19,554
Materials	2,530	9,294	–	11,824
Real estate	10,418	–	–	10,418
Communication services	4,785	2,422	–	7,207
Energy	4,309	2,872	–	7,181
Utilities	–	3,015	–	3,015
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	–	60,125	–	60,125
U.S. Treasury bonds & notes	–	51,042	–	51,042
Corporate bonds & notes	–	21,074	–	21,074
Mortgage-backed obligations	–	8,367	–	8,367
Short-term securities	2,825	12,095	–	14,920
Total	$148,598	$287,322	$–	$435,920

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$ –	$ 173	$–	$ 173
Unrealized appreciation on interest rate swaps	–	12	–	12
Liabilities:
Unrealized depreciation on futures contracts	(16)	–	–	(16)
Unrealized depreciation on open forward currency contracts	–	(272)	–	(272)
Unrealized depreciation on interest rate swaps	–	(14)	–	(14)
Total	$(16)	$(101)	$–	$(117)

*Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.
Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$ –	$ 3,363,969	$ –	$ 3,363,969
Corporate bonds & notes	–	3,122,420	–	3,122,420
U.S. Treasury bonds & notes	–	3,031,887	–	3,031,887
Bonds & notes of governments & government agencies outside the U.S.	–	319,908	–	319,908
Asset-backed obligations	–	238,376	–	238,376
Municipals	–	226,157	–	226,157
Federal agency bonds & notes	–	12,086	–	12,086
Common stocks	–	135	9	144
Rights & warrants	–	1	2	3
Short-term securities	602,451	–	–	602,451
Total	$602,451	$10,314,939	$11	$10,917,401

146        American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$8,373	$–	$–	$ 8,373
Unrealized appreciation on open forward currency contracts	–	2,743	–	2,743
Unrealized appreciation on interest rate swaps	–	5,879	–	5,879
Liabilities:
Unrealized depreciation on futures contracts	(12,452)	–	–	(12,452)
Unrealized depreciation on open forward currency contracts	–	(3,934)	–	(3,934)
Unrealized depreciation on interest rate swaps	–	(11,985)	–	(11,985)
Total	$(4,079)	$(7,297)	$–	$(11,376)

  *Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$ –	$ 379,876	$ –	$ 379,876
Japanese yen	–	284,116	–	284,116
Chinese yuan renminbi	–	69,268	–	69,268
Malaysian ringgits	–	38,844	–	38,844
Indian rupees	–	35,296	–	35,296
Brazilian reais	–	33,633	–	33,633
South African rand	–	31,058	–	31,058
Danish kroner	–	30,945	–	30,945
British pounds	–	29,213	–	29,213
Canadian dollars	–	27,439	–	27,439
Mexican pesos	–	26,891	–	26,891
Norwegian kroner	–	24,740	–	24,740
Israeli shekels	–	23,588	–	23,588
Polish zloty	–	17,537	–	17,537
U.S. dollars	–	879,679	1,187	880,866
Other	–	59,257	–	59,257
Convertible bonds	–	10	–	10
Convertible stocks	–	–	847	847
Common stocks	881	258	3	1,142
Rights & warrants	–	–	130	130
Short-term securities	77,745	46,452	–	124,197
Total	$78,626	$2,038,100	$2,167	$2,118,893

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$ 234	$ –	$–	$ 234
Unrealized appreciation on open forward currency contracts	–	3,976	–	3,976
Unrealized appreciation on interest rate swaps	–	165	–	165
Unrealized appreciation on credit default swaps	–	731	–	731
Liabilities:
Unrealized depreciation on futures contracts	(1,039)	–	–	(1,039)
Unrealized depreciation on open forward currency contracts	–	(6,186)	–	(6,186)
Unrealized depreciation on interest rate swaps	–	(704)	–	(704)
Total	$ (805)	$ (2,018)	$–	$(2,823)

  *Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

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High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$ –	$1,165,929	$ 9,187	$1,175,116
Municipals	–	5	–	5
Convertible bonds	–	4,694	–	4,694
Convertible stocks	3,223	–	4,834	8,057
Preferred securities	–	2,187	–	2,187
Common stocks	7,454	1,635	4,946	14,035
Rights & warrants	–	3	708	711
Short-term securities	39,112	–	–	39,112

Total	$49,789	$1,174,453	$19,675	$1,243,917

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$192	$ –	$–	$ 192
Liabilities:
Unrealized depreciation on futures contracts	(33)	–	–	(33)
Unrealized depreciation on credit default swaps	–	(1,578)	–	(1,578)

Total	$159	$(1,578)	$–	$(1,419)

1Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2019 (dollars in thousands):

	Beginning	Transfers				Net				Transfers		Ending
	value at	into				realized		Unrealized		out of		value at
	1/1/2019	Level 3	[2]	Purchases	Sales	gain	[3]	depreciation	[3]	Level 3	[2]	12/31/2019
Investment securities	$17,537	$–		$10,278	$(5,076)	$6		$(3,050)		$(20)		$19,675

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2019												$ (3,075)

2Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

3Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

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Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2019	Valuation techniques	Unobservable inputs	Range (if appropriate)	Weighted average	Impact to valuation from an increase in input*
		Yield analysis	Yield to maturity risk premium	N/A	N/A	Decrease
Bonds, notes & other	$ 9,187	Redemption value	N/A	N/A	N/A	N/A
debt instruments		Market comparable security	N/A	N/A	N/A	N/A
Convertible stocks	4,834	Multiple of revenue	Revenue multiple	0.85x	0.85x	Increase
		Market comparable	EBITDA multiple	4.8x	4.8x	Increase
		companies	Discount for lack of marketability	20%	20%	Decrease
Common stocks	4,946	Multiple of revenue	Revenue multiple	1.4x	1.4x	Increase
		Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%	50%	Decrease
		Black-Scholes	Implied volatility	30%	30%	Increase
Rights & warrants	708		$ per acre	$4.5K	$4.5K	Increase
		Market comparables	$ per thousand barrels of oil equivalent per day	$25K	$25K	Increase
	$19,675

*This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviation

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$–	$186,650	$–	$186,650
U.S. Treasury bonds & notes	–	28,434	–	28,434
Federal agency bonds & notes	–	18,896	–	18,896
Asset-backed obligations	–	4,681	–	4,681
Short-term securities	–	40,951	–	40,951

Total	$–	$279,612	$–	$279,612

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on interest rate swaps	$ –	$ 1,618	$–	$ 1,618
Liabilities:
Unrealized depreciation on futures contracts	(746)	–	–	(746)
Unrealized depreciation on interest rate swaps	–	(4,450)	–	(4,450)

Total	$(746)	$(2,832)	$–	$(3,578)

*Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2019, all of the fund’s investment securities were classified as Level 2.

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U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$–	$1,481,384	$–	$1,481,384
Mortgage-backed obligations	–	801,424	–	801,424
Federal agency bonds & notes	–	521,045	–	521,045
Short-term securities	–	233,146	–	233,146

Total	$–	$3,036,999	$–	$3,036,999

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 687	$ –	$–	$ 687
Unrealized appreciation on interest rate swaps	–	25,927	–	25,927
Liabilities:
Unrealized depreciation on futures contracts	(8,635)	–	–	(8,635)
Unrealized depreciation on interest rate swaps	–	(46,229)	–	(46,229)

Total	$(7,948)	$(20,302)	$–	$(28,250)

  *Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2019, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks – Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of a fund may be subject to sharp declines in value. Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. These risks may be even greater in the case of smaller capitalization stocks.

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Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments – The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than

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higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result additional losses.

Currency – The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts – A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds – The values of inflation linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government – Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities

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issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements – Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk – The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support – Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation – A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk – As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk – Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management – The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure – The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

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Management – The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks – Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts – In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging – There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions – Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending – Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

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The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral type
Fund	Value of securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Small Capitalization Fund	$102,111	$95,814	$11,588	$86,233
New World Fund	2,679	–	2,733	–
Asset Allocation Fund	5,211	5,103	232	4,593

Investment securities purchased from cash collateral are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds – Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls – Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions – Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities – The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Unfunded commitments – High-Income Bond Fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of December 31, 2019, the maximum exposure of unfunded loan commitments for High-Income Bond Fund was $131,000, which would represent 0.01% of the net assets of the fund should such commitments become due.

Options contracts – The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

American Funds Insurance Series        155

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in the fund’s statement of operations.

Futures contracts – Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts – Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps – Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in

156        American Funds Insurance Series

each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices – Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts		Interest rate swaps		Credit default swaps
International Fund	Not applicable	Not applicable	$ 79,279		Not applicable		Not applicable
New World Fund	Not applicable	Not applicable	5,048	*	Not applicable		Not applicable
Global Growth and Income Fund	Not applicable	Not applicable	7,314		Not applicable		Not applicable
International Growth and Income Fund	Not applicable	Not applicable	1,564		Not applicable		Not applicable
Capital Income Builder	Not applicable	$ 117,725	Not applicable		$ 229,667		Not applicable
Asset Allocation Fund	Not applicable	2,471,967	Not applicable		503,101		Not applicable
Global Balanced Fund	Not applicable	11,883	23,258		29,983		Not applicable
Bond Fund	Not applicable	4,367,285	671,642		1,344,692		Not applicable
Global Bond Fund	Not applicable	470,248	678,676		532,130		$130,250
High-Income Bond Fund	Not applicable	75,400	Not applicable		31,175	*	61,207
Mortgage Fund	Not applicable	158,792	Not applicable		587,735		Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	2,472,410	Not applicable		13,841,522		Not applicable
Managed Risk Growth Fund	Not applicable	27,364	Not applicable		Not applicable		Not applicable
Managed Risk International Fund	Not applicable	46,121	Not applicable		Not applicable		Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	23,146	Not applicable		Not applicable		Not applicable
Managed Risk Growth-Income Fund	$29,328	130,576	Not applicable		Not applicable		Not applicable
Managed Risk Asset Allocation Fund	Not applicable	139,336	Not applicable		Not applicable		Not applicable

*No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series        157

The following tables identify the location and fair value amounts on the funds’ statements of assets and liabilities and the effect on the funds’ statements of operations resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2019 (dollars in thousands):

International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$–	Unrealized depreciation on open forward currency contracts	$131

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(981)	Net unrealized appreciation on forward currency contracts	$394

New World Fund

		Net realized gain		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain on forward currency contracts	$303	Net unrealized depreciation on forward currency contracts	$(303)

Global Growth and Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$–	Unrealized depreciation on open forward currency contracts	$137

		Net realized gain		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain on forward currency contracts	$579	Net unrealized depreciation on forward currency contracts	$(488)

International Growth and Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$–	Unrealized depreciation on open forward currency contracts	$11

158        American Funds Insurance Series

		Net realized loss		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(14)	Net unrealized depreciation on forward currency contracts	$(12)

Capital Income Builder

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 37	Unrealized depreciation[1]	$368

Swap	Interest	Unrealized appreciation[1]	1,109	Unrealized depreciation[1]	280

			$1,146		$648

		Net realized (loss) gain		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(501)	Net unrealized depreciation on futures contracts	$(760)

Swap	Interest	Net realized gain on swap contracts	985	Net unrealized appreciation on swap contracts	829

			$ 484		$ 69

Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$1,710	Unrealized depreciation[1]	$4,672

Swap	Interest	Unrealized appreciation[1]	1,035	Unrealized depreciation[1]	4,847

			$2,745		$9,519

		Net realized gain (loss)		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$22,485	Net unrealized depreciation on futures contracts	$(8,123)

Swap	Interest	Net realized loss on swap contracts	(18,948)	Net unrealized depreciation on swap contracts	(255)

			$ 3,537		$(8,378)

See end of tables for footnotes.

American Funds Insurance Series        159

Global Balanced Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ –	Unrealized depreciation[1]	$ 16

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	173	Unrealized depreciation on open forward currency contracts	272

Swap	Interest	Unrealized appreciation[1]	12	Unrealized depreciation[1]	14

			$185		$302

		Net realized gain (loss)		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ 557	Net unrealized depreciation on futures contracts	$(196)

Forward currency	Currency	Net realized loss on forward currency contracts	(440)	Net unrealized depreciation on forward currency contracts	(181)

Swap	Interest	Net realized gain on swap contracts	31	Net unrealized depreciation on swap contracts	(7)

			$ 148		$(384)

Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 8,373	Unrealized depreciation[1]	$12,452

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2,743	Unrealized depreciation on open forward currency contracts	3,934

Swap	Interest	Unrealized appreciation[1]	5,879	Unrealized depreciation[1]	11,985

			$16,995		$28,371

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$72,397	Net unrealized depreciation on futures contracts	$(23,687)

Forward currency	Currency	Net realized gain on forward currency contracts	58	Net unrealized appreciation on forward currency contracts	8,081

Swap	Interest	Net realized loss on swap contracts	(24,940)	Net unrealized depreciation on swap contracts	(6,333)

Swap	Credit	Net realized loss on swap contracts	(342)	Net unrealized appreciation on swap contracts	–

			$47,173		$(21,939)

160        American Funds Insurance Series

Global Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$234	Unrealized depreciation[1]	$1,039

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	3,976	Unrealized depreciation on open forward currency contracts	6,186

Forward currency	Currency	Receivables for closed forward currency contracts	53	Payables for closed forward currency contracts	66

Swap	Interest	Unrealized appreciation[1]	165	Unrealized depreciation[1]	704

Swap	Credit	Unrealized appreciation[1]	731	Unrealized depreciation[1]	–

			$5,159		$7,995

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$13,348	Net unrealized depreciation on futures contracts	$(5,076)

Forward currency	Currency	Net realized loss on forward currency contracts	(2,623)	Net unrealized depreciation on forward currency contracts	(9,128)

Swap	Interest	Net realized gain on swap contracts	1,160	Net unrealized depreciation on swap contracts	(590)

Swap	Credit	Net realized gain on swap contracts	365	Net unrealized appreciation on swap contracts	731

			$12,250		$(14,063)

High-Income Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$192	Unrealized depreciation[1]	$33

Swap	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	1,578

			$192		$1,611

		Net realized loss		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(236)	Net unrealized appreciation on futures contracts	$159

Swap	Interest	Net realized loss on swap contracts	(268)	Net unrealized appreciation on swap contracts	224

Swap	Credit	Net realized loss on swap contracts	(718)	Net unrealized depreciation on swap contracts	(3,122)

			$(1,222)		$(2,739)

See end of tables for footnotes.

American Funds Insurance Series        161

Mortgage Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$–	Unrealized depreciation[1]	$746

Swap	Interest	Unrealized appreciation[1]	1,618	Unrealized depreciation[1]	4,450

			$1,618		$5,196

		Net realized gain		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$6,233	Net unrealized depreciation on futures contracts	$(2,645)

Swap	Interest	Net realized gain on swap contracts	1,047	Net unrealized depreciation on swap contracts	(4,026)

			$7,280		$(6,671)

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$687	Unrealized depreciation[1]	$8,635

Swap	Interest	Unrealized appreciation[1]	25,927	Unrealized depreciation[1]	46,229

			$26,614		$54,864

		Net realized gain (loss)		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$85,989	Net unrealized depreciation on futures contracts	$(35,398)

Swap	Interest	Net realized loss on swap contracts	(7,749)	Net unrealized depreciation on swap contracts	(39,656)

			$78,240		$(75,054)

Managed Risk Growth Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$–	Unrealized depreciation[1]	$61

162        American Funds Insurance Series

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(111)	Net unrealized appreciation on futures contracts	$45

Futures	Equity	Net realized loss on futures contracts	(7,821)	Net unrealized depreciation on futures contracts	(4,022)

Futures	Interest	Net realized gain on futures contracts	2,121	Net unrealized depreciation on futures contracts	(1,975)

			$(5,811)		$(5,952)

Managed Risk International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$–	Unrealized depreciation[1]	$30

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(228)	Net unrealized appreciation on futures contracts	$278

Futures	Equity	Net realized loss on futures contracts	(1,772)	Net unrealized depreciation on futures contracts	(882)

Futures	Interest	Net realized gain on futures contracts	754	Net unrealized depreciation on futures contracts	(645)

			$(1,246)		$(1,249)

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$–	Unrealized depreciation[1]	$52

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(51)	Net unrealized appreciation on futures contracts	$30

Futures	Equity	Net realized loss on futures contracts	(7,602)	Net unrealized depreciation on futures contracts	(3,946)

Futures	Interest	Net realized gain on futures contracts	2,110	Net unrealized depreciation on futures contracts	(1,917)

			$(5,543)		$(5,833)

See end of tables for footnotes.

American Funds Insurance Series        163

Managed Risk Growth-Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options	Equity	Investment securities from unaffiliated issuers[2]	$4,322	Investment securities from unaffiliated issuers[2]	$–

Futures	Equity	Unrealized appreciation[1]	1,045	Unrealized depreciation[1]	–

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	375

			$5,367		$375

		Net realized (loss) gain		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on options purchased contracts[3]	$(21,805)	Net unrealized depreciation on options purchased contracts[4]	$(11,132)

Futures	Currency	Net realized loss on futures contracts	(698)	Net unrealized appreciation on futures contracts	497

Futures	Equity	Net realized loss on futures contracts	(15,325)	Net unrealized depreciation on futures contracts	(2,840)

Futures	Interest	Net realized gain on futures contracts	8,388	Net unrealized depreciation on futures contracts	(7,294)

			$(29,440)		$(20,769)

Managed Risk Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$–	Unrealized depreciation[1]	$525

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized loss on futures contracts	$(252)	Net unrealized appreciation on futures contracts	$182

Futures	Equity	Net realized loss on futures contracts	(27,273)	Net unrealized depreciation on futures contracts	(17,157)

Futures	Interest	Net realized gain on futures contracts	9,662	Net unrealized depreciation on futures contracts	(8,873)

			$(17,863)		$(25,848)

1Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table following   each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

2Includes options purchased as reported in the fund’s investment portfolio.

3Options purchased are included in net realized gain (loss) on unaffiliated investments.

4Options purchased are included in net unrealized appreciation (depreciation) on unaffiliated investments.

164        American Funds Insurance Series

Collateral – Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in each fund’s statement of assets and liabilities.

Rights of offset – Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2019, if close-out netting was exercised (dollars in thousands):

International Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Liabilities:

Barclays Bank PLC	$131	$–	$–	$–	$131
Global Growth and Income Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Liabilities:
Citibank	$137	$–	$–	$–	$137
International Growth and Income Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Liabilities:
Bank of America	$11	$–	$–	$–	$11

See end of tables for footnote.

American Funds Insurance Series        165

Global Balanced Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Bank of America	$ 16	$ (16)	$–	$–	$ –
Bank of New York Mellon	4	(1)	–	–	3
Citibank	23	(23)	–	–	–
Goldman Sachs	2	(2)	–	–	–
HSBC Bank	28	(28)	–	–	–
JPMorgan Chase	1	(1)	–	–	–
Morgan Stanley	64	(3)	–	–	61
Standard Chartered Bank	34	(34)	–	–	–
UBS AG	1	(1)	–	–	–

Total	$ 173	$ (109)	$–	$–	$ 64

Liabilities:
Bank of America	$ 53	$ (16)	$–	$–	$ 37
Bank of New York Mellon	1	(1)	–	–	–
Citibank	55	(23)	–	–	32
Goldman Sachs	29	(2)	–	–	27
HSBC Bank	47	(28)	–	–	19
JPMorgan Chase	35	(1)	–	–	34
Morgan Stanley	3	(3)	–	–	–
Standard Chartered Bank	48	(34)	–	–	14
UBS AG	1	(1)	–	–	–

Total	$ 272	$ (109)	$–	$–	$ 163

Bond Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Bank of New York Mellon	$ 35	$–	$ –	$ –	$ 35
Citibank	1,789	–	–	(1,789)	–
Goldman Sachs	41	–	–	–	41
JPMorgan Chase	878	–	(825)	–	53

Total	$ 2,743	$–	$ (825)	$(1,789)	$ 129

Liabilities:
Barclays Bank PLC	$ 1,226	$–	$(1,226)	$ –	$ –
HSBC Bank	1,355	–	(1,186)	–	169
Morgan Stanley	1,353	–	(1,156)	–	197

Total	$ 3,934	$–	$(3,568)	$ –	$ 366

166        American Funds Insurance Series

Global Bond Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Bank of America	$ 273	$ (273)	$ –	$ –	$ –
Bank of New York Mellon	56	–	–	–	56
Barclays Bank PLC	181	–	–	–	181
Citibank	613	(613)	–	–	–
Goldman Sachs	745	(587)	–	–	158
HSBC Bank	489	(489)	–	–	–
JPMorgan Chase	104	(104)	–	–	–
Morgan Stanley	959	(244)	–	(715)	–
Standard Chartered Bank	559	(559)	–	–	–
UBS AG	50	(50)	–	–	–

Total	$4,029	$(2,919)	$ –	$(715)	$395

Liabilities:
Bank of America	$1,002	$ (273)	$ (729)	$ –	$ –
Citibank	2,019	(613)	(1,406)	–	–
Goldman Sachs	587	(587)	–	–	–
HSBC Bank	931	(489)	(442)	–	–
JPMorgan Chase	778	(104)	(548)	–	126
Morgan Stanley	244	(244)	–	–	–
Standard Chartered Bank	590	(559)	(31)	–	–
UBS AG	101	(50)	–	–	51

Total	$6,252	$(2,919)	$(3,156)	$ –	$177

*Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

American Funds Insurance Series        167

Distributions – Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2019, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Undistributed ordinary income	$13,148	$11,186	$76,916	$19,253	$25,462	$37,136
Undistributed long-term capital gains	194,055	273,289	738,170	–	16,027	104,256
Capital loss carryforward*	–	–	–	(149,822)	–	–
Gross unrealized appreciation on investments	2,976,734	1,338,057	12,680,487	2,723,168	1,025,046	2,435,492
Gross unrealized depreciation on investments	(115,480)	(165,363)	(176,640)	(296,533)	(51,959)	(319,251)
Net unrealized appreciation on investments	2,861,254	1,172,694	12,503,847	2,426,635	973,087	2,116,241
Cost of investments	3,973,424	3,535,026	16,026,368	7,663,533	2,790,816	7,160,691
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	(1)	–	1	1	–

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Undistributed ordinary income	$6,550	$238,333	$3,236	$1,926	$118,751	$17
Undistributed long-term capital gains	51,450	820,299	–	–	123,690	1,437
Capital loss carryforward*	–	–	(35,828)	(19,754)	–	–
Gross unrealized appreciation on investments	657,067	11,402,210	307,883	119,069	7,134,453	85,707
Gross unrealized depreciation on investments	(21,291)	(751,877)	(44,941)	(23,709)	(431,268)	(4,511)
Net unrealized appreciation on investments	635,776	10,650,333	262,942	95,360	6,703,185	81,196
Cost of investments	1,502,381	25,381,374	1,239,616	895,754	20,858,922	354,608
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	(1)	–	–	–	12

168        American Funds Insurance Series

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Undistributed ordinary income	$101,879	$31,468	$12,900	$1,209	$737	$33,112
Undistributed long-term capital gains	42,007	8,412	–	390	–	16,400
Capital loss carryforward*	–	–	(190,113)	–	(1)	–
Capital loss carryforward utilized	159,206	3,784	–	6,175	–	52,033
Gross unrealized appreciation on investments	359,213	92,798	49,688	6,927	12	78,457
Gross unrealized depreciation on investments	(49,858)	(37,745)	(61,045)	(5,296)	(5)	(60,713)
Net unrealized appreciation (depreciation) on investments	309,355	55,053	(11,357)	1,631	7	17,744
Cost of investments	10,596,670	2,058,371	1,258,516	274,404	284,222	2,991,005
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	–	–	(2)	–	1

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$3,505	$1,934	$5,703	$33,307	$40,690
Undistributed long-term capital gains	21,766	1,312	10,865	118,369	105,973
Gross unrealized appreciation on investments	46,058	14,843	4,513	192,587	244,160
Gross unrealized depreciation on investments	(7,615)	(6,664)	(2,398)	(14,687)	(8,220)
Net unrealized appreciation on investments	38,443	8,179	2,115	177,900	235,940
Cost of investments	401,443	157,659	363,502	2,092,631	2,597,655

*Capital loss carryforwards will be used to offset any capital gains realized by the funds in future years. The funds will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$31,022	$121,251	$152,273	$28,611	$134,884	$163,495
Class 1A	82	367	449	47	273	320
Class 2	40,119	204,481	244,600	41,238	251,323	292,561
Class 4	3,204	17,408	20,612	2,414	16,024	18,438

Total	$74,427	$343,507	$417,934	$72,310	$402,504	$474,814

See end of tables for footnote.

American Funds Insurance Series        169

Global Small Capitalization Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$28,009	$ 97,912	$125,921	$21,329	$ 55,968	$ 77,297
Class 1A	6	23	29	4	12	16
Class 2	28,406	119,280	147,686	26,294	86,037	112,331
Class 4	1,932	9,184	11,116	1,456	5,035	6,491

Total	$58,353	$226,399	$284,752	$49,083	$147,052	$196,135

Growth Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$150,838	$ 964,757	$1,115,595	$ 88,940	$ 792,865	$ 881,805
Class 1A	193	1,290	1,483	76	634	710
Class 2	192,058	1,500,212	1,692,270	117,331	1,515,757	1,633,088
Class 3	2,713	20,442	23,155	1,723	20,248	21,971
Class 4	14,770	130,929	145,699	6,414	104,527	110,941

Total	$360,572	$2,617,630	$2,978,202	$214,484	$2,434,031	$2,648,515

International Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 85,943	$130,060	$216,003	$174,418	$165,915	$340,333
Class 1A	95	141	236	156	140	296
Class 2	59,246	104,778	164,024	136,977	146,986	283,963
Class 3	354	637	991	887	970	1,857
Class 4	4,496	8,870	13,366	9,465	10,556	20,021

Total	$150,134	$244,486	$394,620	$321,903	$324,567	$646,470

New World Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$23,315	$ 71,500	$ 94,815	$21,450	$54,023	$ 75,473
Class 1A	39	132	171	24	50	74
Class 2	8,693	34,958	43,651	8,194	26,593	34,787
Class 4	4,452	21,103	25,555	3,419	12,659	16,078

Total	$36,499	$127,693	$164,192	$33,087	$93,325	$126,412

170        American Funds Insurance Series

Blue Chip Income and Growth Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$118,657	$410,713	$529,370	$232,769	$299,947	$532,716
Class 1A	163	435	598	120	135	255
Class 2	60,118	238,793	298,911	134,358	186,318	320,676
Class 4	10,646	38,700	49,346	13,348	16,620	29,968

Total	$189,584	$688,641	$878,225	$380,595	$503,020	$883,615

Global Growth and Income Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$12,475	$ 27,971	$ 40,446	$16,289	$ 31,541	$ 47,830
Class 1A	33	66	99	28	53	81
Class 2	24,591	66,794	91,385	40,436	90,173	130,609
Class 4	2,298	5,970	8,268	2,682	5,789	8,471

Total	$39,397	$100,801	$140,198	$59,435	$127,556	$186,991

Growth-Income Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$455,391	$1,825,184	$2,280,575	$341,172	$1,049,641	$1,390,813
Class 1A	206	825	1,031	124	344	468
Class 2	272,097	1,260,360	1,532,457	241,470	886,942	1,128,412
Class 3	3,204	14,500	17,704	2,907	10,337	13,244
Class 4	21,474	103,934	125,408	15,471	58,501	73,972

Total	$752,372	$3,204,803	$3,957,175	$601,144	$2,005,765	$2,606,909

International Growth and Income Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$41,626	$–	$41,626	$28,476	$–	$28,476
Class 1A	84	–	84	44	–	44
Class 2	8,726	–	8,726	5,865	–	5,865
Class 4	3,112	–	3,112	1,597	–	1,597

Total	$53,548	$–	$53,548	$35,982	$–	$35,982

See end of tables for footnote.

American Funds Insurance Series        171

Capital Income Builder
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$13,476	$–	$13,476	$ 9,421	$ 617	$10,038
Class 1A	126	–	126	66	3	69
Class 2	137	–	137	90	6	96
Class 4	10,875	–	10,875	9,550	762	10,312

Total	$24,614	$–	$24,614	$19,127	$1,388	$20,515

Asset Allocation Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$356,589	$ 816,841	$1,173,430	$386,982	$ 666,856	$1,053,838
Class 1A	189	416	605	147	263	410
Class 2	94,178	253,101	347,279	103,332	210,133	313,465
Class 3	608	1,581	2,189	686	1,413	2,099
Class 4	71,682	206,152	277,834	69,096	148,867	217,963

Total	$523,246	$1,278,091	$1,801,337	$560,243	$1,027,532	$1,587,775

Global Balanced Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$1,912	$ 3,479	$ 5,391	$1,808	$1,346	$3,154
Class 1A	28	61	89	30	25	55
Class 2	2,521	5,487	8,008	2,555	2,290	4,845
Class 4	954	2,492	3,446	804	842	1,646

Total	$5,415	$11,519	$16,934	$5,197	$4,503	$9,700

Bond Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$177,855	$–	$177,855	$156,337	$ 8,915	$165,252
Class 1A	165	–	165	76	4	80
Class 2	90,796	–	90,796	88,266	5,217	93,483
Class 4	11,384	–	11,384	8,153	453	8,606

Total	$280,200	$–	$280,200	$252,832	$14,589	$267,421

Global Bond Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$19,173	$–	$19,173	$25,210	$3,256	$28,466
Class 1A	7	–	7	9	1	10
Class 2	15,927	–	15,927	23,308	3,412	26,720
Class 4	649	–	649	816	118	934

Total	$35,756	$–	$35,756	$49,343	$6,787	$56,130

172        American Funds Insurance Series

High-Income Bond Fund
	Year ended December 31, 2019					Year ended December 31, 2018

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$33,304		$–	$33,304		$34,114	$–	$34,114
Class 1A	45		–	45		40	–	40
Class 2	41,753		–	41,753		43,382	–	43,382
Class 3	611		–	611		664	–	664
Class 4	3,353		–	3,353		1,733	–	1,733

Total	$79,066		$–	$79,066		$79,933	$–	$79,933

Mortgage Fund
	Year ended December 31, 2019					Year ended December 31, 2018

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$5,573		$–	$5,573		$4,938	$–	$4,938
Class 1A	12		–	12		15	–	15
Class 2	1,355		–	1,355		1,128	–	1,128
Class 4	585		–	585		424	–	424

Total	$7,525		$–	$7,525		$6,505	$–	$6,505

Ultra-Short Bond Fund
	Year ended December 31, 2019					Year ended December 31, 2018

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 604		$–	$ 604		$ 561	$–	$ 561
Class 1A	–	*	–	–	*	–	–	–
Class 2	4,088		–	4,088		2,762	–	2,762
Class 3	59		–	59		41	–	41
Class 4	342		–	342		153	–	153

Total	$5,093		$–	$5,093		$3,517	$–	$3,517

U.S. Government/AAA-Rated Securities Fund
	Year ended December 31, 2019					Year ended December 31, 2018

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$31,700		$–	$31,700		$29,881	$–	$29,881
Class 1A	50		–	50		29	–	29
Class 2	26,790		–	26,790		24,431	–	24,431
Class 3	180		–	180		165	–	165
Class 4	2,241		–	2,241		1,313	–	1,313

Total	$60,961		$–	$60,961		$55,819	$–	$55,819

See end of tables for footnote.

American Funds Insurance Series        173

Managed Risk Growth Fund

	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 61	$ 256	$ 317	$ 14	$ 135	$ 149
Class P2	3,581	26,324	29,905	1,397	20,395	21,792

Total	$3,642	$26,580	$30,222	$1,411	$20,530	$21,941

Managed Risk International Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 11	$ 16	$ 27	$ 8	$ 1	$ 9
Class P2	2,974	4,795	7,769	2,681	738	3,419

Total	$2,985	$4,811	$7,796	$2,689	$739	$3,428

Managed Risk Blue Chip Income and Growth Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 13	$ 40	$ 53	$ 15	$ 7	$ 22
Class P2	5,566	17,796	23,362	11,391	12,112	23,503

Total	$5,579	$17,836	$23,415	$11,406	$12,119	$23,525

Managed Risk Growth-Income Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$14,564	$14,505	$29,069	$ 42	$ 122	$ 164
Class P2	1,352	2,019	3,371	2,374	9,814	12,188

Total	$15,916	$16,524	$32,440	$2,416	$9,936	$12,352

Managed Risk Asset Allocation Fund
	Year ended December 31, 2019			Year ended December 31, 2018

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 5	$ 65	$ 70	$31,787	$ 66,960	$ 98,747
Class P2	62,691	115,050	177,741	36,816	107,405	144,221

Total	$62,696	$115,115	$177,811	$68,603	$174,365	$242,968

*Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

174        American Funds Insurance Series

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers – On March 4, 2019, the series board of trustees approved amended agreements effective May 1, 2019, decreasing the annual rate to 0.500% on daily net assets in excess of $1.5 billion for International Growth and Income Fund, and decreasing the annual rate to 0.410% on daily net assets in excess of $1 billion for Capital Income Builder. CRMC voluntarily reduced the investment advisory services fees to the approved rates in advance of the effective date. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2019, total investment advisory services fees waived by CRMC were $2,880,000.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2019, before waiver	For the year ended December 31, 2019, after waiver
Fund	Beginning with	Ending with	Up to	In excess of

Global Growth Fund	.690%	.460%	$.6	$5.0	.516%	.516%
Global Small Capitalization Fund	.800	.635	.6	5.0	.696	.696
Growth Fund	.500	.280	.6	34.0	.322	.322
International Fund	.690	.430	.5	21.0	.492	.492
New World Fund	.850	.580	.5	4.0	.701	.701
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.390	.390
Global Growth and Income Fund	.690	.480	.6	3.0	.595	.595
Growth-Income Fund	.500	.219	.6	34.0	.256	.256
International Growth and Income Fund	.690	.500	.5	1.5	.608	.608
Capital Income Builder	.500	.410	.6	1.0	.489	.486
Asset Allocation Fund	.500	.240	.6	21.0	.266	.266
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.364	.364
Global Bond Fund	.570	.450	1.0	3.0	.533	.533
High-Income Bond Fund	.500	.420	.6	2.0	.475	.475
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.340	.340
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

American Funds Insurance Series        175

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of daily net assets attributable to each share class. Prior to July 1, 2019, all share classes of each fund, other than the managed-risk funds, paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets. The series board of trustees authorized the funds, other than the managed risk funds, to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 458
Class 1A	$ –	$ 17	2
Class 2	9,198	Not applicable	742
Class 4	793	793	66

Total class-specific expenses	$9,991	$810	$1,268

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,999
Class 1A	$ –	$ 35	3
Class 2	37,459	Not applicable	3,017
Class 3	369	Not applicable	41
Class 4	3,263	3,263	269

Total class-specific expenses	$41,091	$3,298	$5,329

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$382
Class 1A	$ –	$ 1	–	*
Class 2	5,652	Not applicable	454
Class 4	444	444	37

Total class-specific expenses	$6,096	$445	$873

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,031
Class 1A	$ –	$ 15	1
Class 2	10,335	Not applicable	830
Class 3	45	Not applicable	5
Class 4	852	852	70

Total class-specific expenses	$11,232	$867	$1,937

176        American Funds Insurance Series

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$386
Class 1A	$ —	$ 9	1
Class 2	2,312	Not applicable	187
Class 4	1,396	1,396	115

Total class-specific expenses	$3,708	$1,405	$689

Global Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$115
Class 1A	$ –	$ 4	1
Class 2	3,318	Not applicable	267
Class 4	300	300	25

Total class-specific expenses	$3,618	$304	$408

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$217
Class 1A	$ –	$ 5	–	*
Class 2	608	Not applicable	49
Class 4	213	213	18

Total class-specific expenses	$821	$218	$284

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3,332
Class 1A	$ –	$ 22	2
Class 2	12,426	Not applicable	1,002
Class 3	57	Not applicable	6
Class 4	10,148	10,148	831

Total class-specific expenses	$22,631	$10,170	$5,173

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,058
Class 1A	$ –	$ 16	1
Class 2	7,507	Not applicable	601
Class 4	1,239	1,239	105

Total class-specific expenses	$8,746	$1,255	$1,765

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3,919
Class 1A	$ –	$ 22	2
Class 2	32,591	Not applicable	2,624
Class 3	273	Not applicable	30
Class 4	2,685	2,685	221

Total class-specific expenses	$35,549	$2,707	$6,796

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 89
Class 1A	$ –	$ 11	1
Class 2	12	Not applicable	1
Class 4	1,014	1,014	83

Total class-specific expenses	$1,026	$1,025	$174

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$26
Class 1A	$ –	$ 5	–	*
Class 2	495	Not applicable	40
Class 4	205	206	17

Total class-specific expenses	$700	$211	$83

See end of tables for footnote.

American Funds Insurance Series        177

Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$1,277
Class 1A	$ –	$ 12		1
Class 2	8,877	Not applicable		715
Class 4	1,073	1,072		90

Total class-specific expenses	$9,950	$1,084		$2,083

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$104
Class 1A	$ –	$ 2		–	*
Class 2	1,696	Not applicable		135
Class 3	18	Not applicable		2
Class 4	141	141		12

Total class-specific expenses	$1,855	$143		$253

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 6
Class 1A	$ –	$ –	*	–	*
Class 2	583	Not applicable		47
Class 3	6	Not applicable		1
Class 4	51	51		4

Total class-specific expenses	$640	$51		$58

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 10
Class P2	$974	974

Total class-specific expenses	$974	$984

Managed Risk Blue Chip Income and Growth Fund
Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 1
Class P2	$877	877

Total class-specific expenses	$877	$878

Global Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$212
Class 1A	$ –	$ 1	–	*
Class 2	2,549	Not applicable	204
Class 4	113	113	10

Total class-specific expenses	$2,662	$114	$426

Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$42
Class 1A	$ –	$ 1	–	*
Class 2	143	Not applicable	12
Class 4	59	59	5

Total class-specific expenses	$202	$60	$59

U.S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$288
Class 1A	$ –	$ 5	–	*
Class 2	3,325	Not applicable	269
Class 3	16	Not applicable	2
Class 4	270	271	23

Total class-specific expenses	$3,611	$276	$582

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 1
Class P2	$398	398

Total class-specific expenses	$398	$399

Managed Risk Growth-Income Fund
Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,623
Class P2	$647	647

Total class-specific expenses	$647	$5,270

178        American Funds Insurance Series

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 5
Class P2	$6,739	6,739

Total class-specific expenses	$6,739	$6,744

*Amount less than one thousand.

Miscellaneous fee reimbursements – CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of Managed Risk Growth Fund, Managed Risk International Fund and Managed Risk Blue Chip Income and Growth Fund. Miscellaneous expenses exclude investment advisory services and distribution services fees. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2019, total fees and expenses reimbursed by CRMC were $74,000. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$ 31	$ 11		$ 42
Global Small Capitalization Fund	21	7		28
Growth Fund	130	45		175
International Fund	48	16		64
New World Fund	17	6		23
Blue Chip Income and Growth Fund	44	15		59
Global Growth and Income Fund	10	3		13
Growth-Income Fund	164	57		221
International Growth and Income Fund	7	2		9
Capital Income Builder	4	2		6
Asset Allocation Fund	127	43		170
Global Balanced Fund	2	1		3
Bond Fund	51	17		68
Global Bond Fund	11	3		14
High-Income Bond Fund	6	2		8
Mortgage Fund	1	1		2
Ultra-Short Bond Fund	1	–	*	1
U.S. Government/AAA-Rated Securities Fund	15	5		20
Managed Risk Growth Fund	1	1		2
Managed Risk International Fund	1	–	*	1
Managed Risk Blue Chip Income and Growth Fund	1	1		2
Managed Risk Growth-Income Fund	8	4		12
Managed Risk Asset Allocation Fund	16	5		21

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investment in CCF – Some of the funds hold shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for each fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

American Funds Insurance Series        179

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sale transactions between each fund and related funds as of December 31, 2019 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$ 24,083	$ 81,665	$ 14,006
Global Small Capitalization Fund	36,878	122,208	33,693
Growth Fund	268,036	905,939	9,860
International Fund	81,543	407,486	47,090
New World Fund	13,140	16,223	457
Blue Chip Income and Growth Fund	99,516	104,771	10,930
Global Growth and Income Fund	14,247	26,182	572
Growth-Income Fund	200,557	806,347	(8,638)
International Growth and Income Fund	10,521	12,522	(737)
Capital Income Builder	27,947	2,175	(137)
Asset Allocation Fund	404,052	977,305	(21,921)
Global Balanced Fund	1,871	906	(25)
Bond Fund	51,636	102,897	(719)
Global Bond Fund	4,273	1,394	(2)
High-Income Bond Fund	4,365	9,431	(2,079)

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2019.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$230,089	7,777	$152,273	5,192	$(333,318)	(11,180)	$49,044	1,789
Class 1A	1,744	62	449	15	(572)	(19)	1,621	58
Class 2	44,842	1,552	244,600	8,453	(555,704)	(18,803)	(266,262)	(8,798)
Class 4	70,615	2,415	20,612	716	(29,399)	(1,009)	61,828	2,122

Total net increase (decrease)	$347,290	11,806	$417,934	14,376	$(918,993)	(31,011)	$(153,769)	(4,829)

Year ended December 31, 2018
Class 1	$318,393	10,738	$163,496	5,459	$(199,573)	(6,616)	$282,316	9,581
Class 1A	4,760	162	320	11	(1,942)	(64)	3,138	109
Class 2	71,745	2,511	292,561	9,830	(465,838)	(15,407)	(101,532)	(3,066)
Class 4	94,068	3,163	18,437	622	(28,678)	(983)	83,827	2,802

Total net increase (decrease)	$488,966	16,574	$474,814	15,922	$(696,031)	(23,070)	$267,749	9,426

180        American Funds Insurance Series

Global Small Capitalization Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$337,817	13,612	$125,498	5,216	$(226,381)	(9,119)	$ 236,934	9,709
Class 1A	196	8	28	2	(96)	(4)	128	6
Class 2	21,553	917	147,687	6,340	(327,909)	(13,596)	(158,669)	(6,339)
Class 4	35,449	1,468	11,115	475	(22,005)	(911)	24,559	1,032

Total net increase (decrease)	$395,015	16,005	$284,328	12,033	$(576,391)	(23,630)	$ 102,952	4,408

Year ended December 31, 2018
Class 1	$138,128	5,551	$ 76,990	2,920	$(160,148)	(6,253)	$ 54,970	2,218
Class 1A	318	12	16	1	(110)	(5)	224	8
Class 2	47,093	2,015	112,331	4,349	(309,646)	(12,397)	(150,222)	(6,033)
Class 4	56,525	2,282	6,491	249	(17,067)	(693)	45,949	1,838

Total net increase (decrease)	$242,064	9,860	$195,828	7,519	$(486,971)	(19,348)	$ (49,079)	(1,969)

Growth Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$ 896,700	11,839	$1,112,851	15,532	$(1,155,174)	(15,026)	$ 854,377	12,345
Class 1A	6,106	81	1,482	21	(1,574)	(20)	6,014	82
Class 2	294,401	3,907	1,692,272	23,866	(2,108,133)	(27,828)	(121,460)	(55)
Class 3	1,763	23	23,154	321	(29,706)	(390)	(4,789)	(46)
Class 4	227,023	3,055	145,699	2,087	(131,942)	(1,767)	240,780	3,375

Total net increase (decrease)	$1,425,993	18,905	$2,975,458	41,827	$(3,426,529)	(45,031)	$ 974,922	15,701

Year ended December 31, 2018
Class 1	$1,574,676	19,928	$ 879,237	11,221	$(1,126,624)	(14,082)	$1,327,289	17,067
Class 1A	8,204	103	710	9	(563)	(7)	8,351	105
Class 2	292,909	3,756	1,633,088	20,970	(2,436,432)	(30,703)	(510,435)	(5,977)
Class 3	1,809	22	21,971	279	(27,844)	(348)	(4,064)	(47)
Class 4	274,892	3,534	110,941	1,441	(135,865)	(1,758)	249,968	3,217

Total net increase (decrease)	$2,152,490	27,343	$2,645,947	33,920	$(3,727,328)	(46,898)	$1,071,109	14,365

See end of tables for footnotes.

American Funds Insurance Series        181

International Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$ 171,233	8,812	$215,640	10,988	$ (699,395)	(35,642)	$ (312,522)	(15,842)
Class 1A	2,060	106	236	12	(1,174)	(59)	1,122	59
Class 2	175,514	9,064	164,024	8,407	(591,706)	(30,261)	(252,168)	(12,790)
Class 3	238	13	991	50	(4,348)	(224)	(3,119)	(161)
Class 4	60,129	3,112	13,366	694	(43,609)	(2,263)	29,886	1,543

Total net increase (decrease)	$ 409,174	21,107	$394,257	20,151	$(1,340,232)	(68,449)	$ (536,801)	(27,191)

Year ended December 31, 2018
Class 1	$ 987,191	47,885	$339,738	16,682	$ (479,241)	(23,102)	$ 847,688	41,465
Class 1A	4,302	204	296	14	(269)	(14)	4,329	204
Class 2	481,518	22,952	283,963	13,909	(441,465)	(21,109)	324,016	15,752
Class 3	506	23	1,857	91	(4,389)	(209)	(2,026)	(95)
Class 4	96,985	4,701	20,021	990	(45,627)	(2,234)	71,379	3,457

Total net increase (decrease)	$1,570,502	75,765	$645,875	31,686	$ (970,991)	(46,668)	$1,245,386	60,783

New World Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$149,338	6,057	$ 94,601	3,981	$(207,841)	(8,743)	$36,098	1,295
Class 1A	1,685	70	171	7	(408)	(17)	1,448	60
Class 2	68,793	2,911	43,651	1,861	(165,106)	(6,991)	(52,662)	(2,219)
Class 4	83,946	3,576	25,555	1,096	(39,744)	(1,687)	69,757	2,985

Total net increase (decrease)	$303,762	12,614	$163,978	6,945	$(413,099)	(17,438)	$54,641	2,121

Year ended December 31, 2018
Class 1	$169,684	6,947	$ 75,282	3,139	$(240,756)	(10,008)	$ 4,210	78
Class 1A	2,616	108	73	3	(572)	(24)	2,117	87
Class 2	70,536	2,954	34,787	1,456	(144,167)	(5,934)	(38,844)	(1,524)
Class 4	140,212	5,922	16,079	674	(31,201)	(1,315)	125,090	5,281

Total net increase (decrease)	$383,048	15,931	$126,221	5,272	$(416,696)	(17,281)	$92,573	3,922

Blue Chip Income and Growth Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$213,624	16,737	$525,212	41,913	$ (484,978)	(37,271)	$ 253,858	21,379
Class 1A	5,177	403	598	47	(451)	(35)	5,324	415
Class 2	28,815	2,244	298,911	24,211	(366,595)	(28,328)	(38,869)	(1,873)
Class 4	198,327	15,485	49,345	4,013	(38,161)	(2,979)	209,511	16,519

Total net increase (decrease)	$445,943	34,869	$874,066	70,184	$ (890,185)	(68,613)	$ 429,824	36,440

Year ended December 31, 2018
Class 1	$189,059	13,527	$528,528	38,135	$ (524,399)	(36,270)	$ 193,188	15,392
Class 1A	2,957	203	254	19	(106)	(8)	3,105	214
Class 2	34,615	2,528	320,676	23,381	(472,476)	(32,985)	(117,185)	(7,076)
Class 4	190,787	13,641	29,968	2,200	(33,879)	(2,399)	186,876	13,442

Total net increase (decrease)	$417,418	29,899	$879,426	63,735	$ (1,030,860)	(71,662)	$ 265,984	21,972

182        American Funds Insurance Series

Global Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$ 43,801	2,986	$ 38,762	2,639	$ (61,157)	(4,174)	$ 21,406	1,451
Class 1A	809	55	100	7	(205)	(14)	704	48
Class 2	15,277	1,057	91,385	6,251	(232,647)	(15,758)	(125,985)	(8,450)
Class 4	34,845	2,405	8,268	574	(16,175)	(1,116)	26,938	1,863

Total net increase (decrease)	$ 94,732	6,503	$138,515	9,471	$(310,184)	(21,062)	$ (76,937)	(5,088)

Year ended December 31, 2018
Class 1	$105,981	7,092	$ 45,562	3,107	$ (46,619)	(3,060)	$ 104,924	7,139
Class 1A	951	60	81	6	(40)	(2)	992	64
Class 2	27,421	1,842	130,608	8,898	(208,022)	(13,672)	(49,993)	(2,932)
Class 4	42,459	2,827	8,471	586	(16,633)	(1,102)	34,297	2,311

Total net increase (decrease)	$176,812	11,821	$184,722	12,597	$(271,314)	(17,836)	$ 90,220	6,582

Growth-Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$1,061,581	21,810	$2,276,758	48,690	$(1,229,398)	(25,018)	$2,108,941	45,482
Class 1A	3,121	63	1,031	22	(929)	(19)	3,223	66
Class 2	173,237	3,593	1,532,457	33,240	(1,626,668)	(33,632)	79,026	3,201
Class 3	2,080	42	17,705	379	(21,190)	(431)	(1,405)	(10)
Class 4	180,857	3,787	125,407	2,752	(103,759)	(2,175)	202,505	4,364

Total net increase (decrease)	$1,420,876	29,295	$3,953,358	85,083	$(2,981,944)	(61,275)	$2,392,290	53,103

Year ended December 31, 2018
Class 1	$2,594,038	53,950	$1,388,000	27,742	$(1,325,537)	(25,872)	$2,656,501	55,820
Class 1A	5,817	114	467	10	(933)	(18)	5,351	106
Class 2	128,833	2,587	1,128,412	22,770	(1,901,203)	(37,514)	(643,958)	(12,157)
Class 3	1,014	20	13,244	264	(26,871)	(525)	(12,613)	(241)
Class 4	193,427	3,881	73,971	1,507	(97,541)	(1,958)	169,857	3,430

Total net increase (decrease)	$2,923,129	60,552	$2,604,094	52,293	$(3,352,085)	(65,887)	$2,175,138	46,958

See end of tables for footnotes.

American Funds Insurance Series        183

International Growth and Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$ 9,331	555	$41,626	2,406	$(130,370)	(7,620)	$(79,413)	(4,659)
Class 1A	364	22	83	5	(75)	(4)	372	23
Class 2	14,448	831	8,726	507	(37,612)	(2,202)	(14,438)	(864)
Class 4	20,154	1,195	3,113	182	(7,857)	(466)	15,410	911

Total net increase (decrease)	$ 44,297	2,603	$53,548	3,100	$(175,914)	(10,292)	$(78,069)	(4,589)

Year ended December 31, 2018
Class 1	$102,396	5,829	$28,476	1,796	$ (62,238)	(3,472)	$ 68,634	4,153
Class 1A	276	16	44	3	(453)	(27)	(133)	(8)
Class 2	13,046	753	5,865	371	(28,666)	(1,702)	(9,755)	(578)
Class 4	29,607	1,717	1,597	101	(12,831)	(752)	18,373	1,066

Total net increase (decrease)	$145,325	8,315	$35,982	2,271	$(104,188)	(5,953)	$ 77,119	4,633

Capital Income Builder
	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$160,592	15,806	$13,476	1,322	$(12,510)	(1,240)	$161,558	15,888
Class 1A	2,709	268	126	12	(345)	(34)	2,490	246
Class 2	1,661	165	137	13	(567)	(56)	1,231	122
Class 4	66,462	6,575	10,875	1,070	(29,407)	(2,903)	47,930	4,742

Total net increase (decrease)	$231,424	22,814	$24,614	2,417	$(42,829)	(4,233)	$213,209	20,998

Year ended December 31, 2018

Class 1	$ 96,466	9,624	$10,037	1,010	$(12,240)	(1,241)	$ 94,263	9,393
Class 1A	2,709	270	70	7	(761)	(77)	2,018	200
Class 2	2,658	264	96	10	(180)	(18)	2,574	256
Class 4	66,457	6,627	10,312	1,037	(25,636)	(2,556)	51,133	5,108

Total net increase (decrease)	$168,290	16,785	$20,515	2,064	$(38,817)	(3,892)	$149,988	14,957

Asset Allocation Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$1,081,611	47,062	$1,173,430	52,076	$(1,121,605)	(48,857)	$1,133,436	50,281
Class 1A	2,765	122	605	27	(689)	(30)	2,681	119
Class 2	111,154	4,871	347,279	15,613	(575,603)	(25,266)	(117,170)	(4,782)
Class 3	991	43	2,189	97	(4,150)	(180)	(970)	(40)
Class 4	356,681	15,732	277,834	12,559	(218,378)	(9,706)	416,137	18,585

Total net increase (decrease)	$1,553,202	67,830	$1,801,337	80,372	$(1,920,425)	(84,039)	$1,434,114	64,163

Year ended December 31, 2018
Class 1	$1,402,434	60,588	$1,053,838	46,034	$(2,607,246)	(117,896)	$ (150,974)	(11,274)
Class 1A	3,797	162	411	18	(678)	(30)	3,530	150
Class 2	89,621	3,865	313,464	13,808	(682,422)	(29,567)	(279,337)	(11,894)
Class 3	897	38	2,098	91	(7,614)	(325)	(4,619)	(196)
Class 4	380,567	16,509	217,964	9,642	(180,958)	(7,998)	417,573	18,153

Total net increase (decrease)	$1,877,316	81,162	$1,587,775	69,593	$(3,478,918)	(155,816)	$ (13,827)	(5,061)

184        American Funds Insurance Series

Global Balanced Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$ 10,073	777	$ 5,390	408	$ (9,768)	(718)	$ 5,695	467
Class 1A	111	9	89	7	(237)	(19)	(37)	(3)
Class 2	7,858	607	8,009	608	(22,255)	(1,722)	(6,388)	(507)
Class 4	15,727	1,225	3,446	264	(6,014)	(470)	13,159	1,019

Total net increase (decrease)	$ 33,769	2,618	$16,934	1,287	$(38,274)	(2,929)	$12,429	976

Year ended December 31, 2018
Class 1	$ 24,581	1,901	$ 3,154	265	$ (847)	(66)	$26,888	2,100
Class 1A	2,209	171	56	5	(292)	(24)	1,973	152
Class 2	11,812	914	4,844	408	(24,153)	(1,905)	(7,497)	(583)
Class 4	35,652	2,821	1,646	140	(12,396)	(987)	24,902	1,974

Total net increase (decrease)	$ 74,254	5,807	$ 9,700	818	$(37,688)	(2,982)	$46,266	3,643

Bond Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$ 562,508	51,468	$176,372	15,842	$ (614,303)	(56,025)	$ 124,577	11,285
Class 1A	3,719	336	165	15	(744)	(67)	3,140	284
Class 2	133,036	12,239	90,797	8,262	(413,489)	(38,133)	(189,656)	(17,632)
Class 4	149,767	13,753	11,384	1,037	(49,519)	(4,574)	111,632	10,216

Total net increase (decrease)	$ 849,030	77,796	$278,718	25,156	$(1,078,055)	(98,799)	$ 49,693	4,153

Year ended December 31, 2018
Class 1	$ 856,250	80,879	$164,110	15,776	$(1,296,873)	(122,086)	$(276,513)	(25,431)
Class 1A	2,864	271	80	8	(674)	(64)	2,270	215
Class 2	107,831	10,281	93,483	9,101	(518,189)	(49,721)	(316,875)	(30,339)
Class 4	118,851	11,386	8,606	839	(47,758)	(4,587)	79,699	7,638

Total net increase (decrease)	$1,085,796	102,817	$266,279	25,724	$(1,863,494)	(176,458)	$(511,419)	(47,917)

Global Bond Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$ 94,035	7,945	$19,056	1,588	$(113,011)	(9,529)	$ 80	4
Class 1A	84	7	7	1	(59)	(5)	32	3
Class 2	33,181	2,816	15,927	1,338	(140,715)	(11,911)	(91,607)	(7,757)
Class 4	13,230	1,132	649	55	(7,381)	(629)	6,498	558

Total net increase (decrease)	$ 140,530	11,900	$35,639	2,982	$(261,166)	(22,074)	$ (84,997)	(7,192)

Year ended December 31, 2018
Class 1	$ 126,990	10,666	$28,466	2,515	$(375,280)	(31,456)	$(219,824)	(18,275)
Class 1A	575	49	10	1	(241)	(21)	344	29
Class 2	41,190	3,507	26,720	2,377	(156,625)	(13,571)	(88,715)	(7,687)
Class 4	28,055	2,394	934	84	(17,922)	(1,548)	11,067	930

Total net increase (decrease)	$ 196,810	16,616	$56,130	4,977	$(550,068)	(46,596)	$(297,128)	(25,003)

See end of tables for footnotes.

American Funds Insurance Series        185

High-Income Bond Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2019
Class 1	$ 9,412	933	$33,027	3,374	$(48,250)	(4,826)	$(5,811)	(519)
Class 1A	353	35	45	5	(350)	(35)	48	5
Class 2	10,165	1,039	41,753	4,340	(84,344)	(8,552)	(32,426)	(3,173)
Class 3	613	61	611	62	(1,328)	(132)	(104)	(9)
Class 4	64,302	6,070	3,353	321	(37,801)	(3,523)	29,854	2,868

Total net increase (decrease)	$84,845	8,138	$78,789	8,102	$(172,073)	(17,068)	$(8,439)	(828)

Year ended December 31, 2018
Class 1	$15,126	1,484	$34,114	3,526	$(136,193)	(13,306)	$(86,953)	(8,296)
Class 1A	621	61	40	5	(365)	(36)	296	30
Class 2	12,354	1,231	43,383	4,563	(111,276)	(11,157)	(55,539)	(5,363)
Class 3	1,837	179	664	68	(4,223)	(418)	(1,722)	(171)
Class 4	51,449	4,747	1,733	168	(53,384)	(4,942)	(202)	(27)

Total net increase (decrease)	$81,387	7,702	$79,934	8,330	$(305,441)	(29,859)	$(144,120)	(13,827)

Mortgage Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$31,595	3,007	$5,573	528	$(41,843)	(3,959)	$(4,675)	(424)
Class 1A	166	16	12	1	(444)	(42)	(266)	(25)
Class 2	4,351	413	1,355	129	(7,802)	(738)	(2,096)	(196)
Class 4	11,996	1,146	585	56	(9,761)	(944)	2,820	258

Total net increase (decrease)	$48,108	4,582	$7,525	714	$(59,850)	(5,683)	$(4,217)	(387)

Year ended December 31, 2018
Class 1	$17,819	1,730	$4,658	457	$(74,088)	(7,185)	$(51,611)	(4,998)
Class 1A	732	71	15	2	(111)	(11)	636	62
Class 2	4,682	456	1,128	111	(10,509)	(1,023)	(4,699)	(456)
Class 4	14,315	1,403	424	41	(2,626)	(257)	12,113	1,187

Total net increase (decrease)	$37,548	3,660	$6,225	611	$(87,334)	(8,476)	$(43,561)	(4,205)

186        American Funds Insurance Series

Ultra-Short Bond Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$ 9,753	856	$ 604	53	$(17,930)	(1,576)	$(7,573)	(667)
Class 1A	–	–	–†	–†	–	–	– †	– †
Class 2	85,259	7,676	4,088	371	(106,127)	(9,561)	(16,780)	(1,514)
Class 3	714	64	59	5	(2,101)	(188)	(1,328)	(119)
Class 4	21,513	1,920	342	31	(17,702)	(1,580)	4,153	371

Total net increase (decrease)	$117,239	10,516	$5,093	460	$(143,860)	(12,905)	$(21,528)	(1,929)

Year ended December 31, 2018
Class 1	$ 25,371	2,233	$ 561	50	$(26,198)	(2,310)	$(266)	(27)
Class 1A	–	–	–†	–†	–	–	– †	– †
Class 2	103,165	9,332	2,762	250	(107,692)	(9,741)	(1,765)	(159)
Class 3	4,222	378	42	4	(3,944)	(353)	320	29
Class 4	16,908	1,513	153	14	(14,303)	(1,281)	2,758	246

Total net increase (decrease)	$149,666	13,456	$3,518	318	$(152,137)	(13,685)	$1,047	89

U.S. Government/AAA-Rated Securities Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class 1	$ 63,401	5,184	$31,462	2,550	$(170,411)	(13,819)	$(75,548)	(6,085)
Class 1A	1,348	110	50	4	(488)	(40)	910	74
Class 2	105,457	8,638	26,789	2,193	(155,177)	(12,760)	(22,931)	(1,929)
Class 3	975	79	180	15	(1,521)	(124)	(366)	(30)
Class 4	69,032	5,652	2,241	183	(41,016)	(3,366)	30,257	2,469

Total net increase (decrease)	$240,213	19,663	$60,722	4,945	$(368,613)	(30,109)	$(67,678)	(5,501)

Year ended December 31, 2018
Class 1	$ 67,360	5,655	$29,446	2,499	$(191,451)	(16,111)	$(94,645)	(7,957)
Class 1A	1,389	118	28	2	(214)	(18)	1,203	102
Class 2	43,398	3,680	24,431	2,094	(200,280)	(17,045)	(132,451)	(11,271)
Class 3	628	53	165	14	(1,997)	(168)	(1,204)	(101)
Class 4	45,391	3,857	1,313	113	(17,387)	(1,474)	29,317	2,496

Total net increase (decrease)	$158,166	13,363	$55,383	4,722	$(411,329)	(34,816)	$(197,780)	(16,731)

Managed Risk Growth Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class P1	$ 2,619	201	$ 317	25	$(523)	(41)	$2,413	185
Class P2	47,485	3,690	29,905	2,419	(30,455)	(2,336)	46,935	3,773

Total net increase (decrease)	$50,104	3,891	$30,222	2,444	$(30,978)	(2,377)	$49,348	3,958

Year ended December 31, 2018
Class P1	$ 1,861	140	$ 150	11	$(596)	(45)	$1,415	106
Class P2	79,190	6,025	21,792	1,658	(21,197)	(1,594)	79,785	6,089

Total net increase (decrease)	$81,051	6,165	$21,942	1,669	$(21,793)	(1,639)	$81,200	6,195

See end of tables for footnotes.

American Funds Insurance Series        187

Managed Risk International Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class P1	$ 357	34	$ 27	3	$ (140)	(14)	$ 244	23
Class P2	7,251	702	7,769	772	(18,389)	(1,773)	(3,369)	(299)

Total net increase (decrease)	$ 7,608	736	$7,796	775	$(18,529)	(1,787)	$(3,125)	(276)

Year ended December 31, 2018
Class P1	$ 321	30	$ 9	1	$ (44)	(4)	$ 286	27
Class P2	33,085	3,040	3,419	323	(13,533)	(1,240)	22,971	2,123

Total net increase (decrease)	$33,406	3,070	$3,428	324	$(13,577)	(1,244)	$23,257	2,150

Managed Risk Blue Chip Income and Growth Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class P1	$ 547	46	$ 53	5	$ (313)	(28)	$ 287	23
Class P2	16,518	1,448	23,362	2,128	(33,614)	(2,932)	6,266	644

Total net increase (decrease)	$17,065	1,494	$23,415	2,133	$(33,927)	(2,960)	$ 6,553	667

Year ended December 31, 2018
Class P1	$ 358	29	$ 22	2	$ (43)	(4)	$ 337	27
Class P2	31,213	2,567	23,504	1,964	(35,759)	(2,843)	18,958	1,688

Total net increase (decrease)	$31,571	2,596	$23,526	1,966	$(35,802)	(2,847)	$19,295	1,715

Managed Risk Growth-Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class P1	$ 86,511	6,809	$29,069	2,244	$ (82,465)	(6,312)	$ 33,115	2,741
Class P2	28,190	2,218	3,371	263	(20,033)	(1,562)	11,528	919

Total net increase (decrease)	$ 114,701	9,027	$32,440	2,507	$(102,498)	(7,874)	$ 44,643	3,660

Year ended December 31, 2018
Class P1	$1,696,532	144,131	$ 164	13	$ (30,979)	(2,639)	$1,665,717	141,505
Class P2	45,914	3,658	12,188	977	(16,805)	(1,320)	41,297	3,315

Total net increase (decrease)	$1,742,446	147,789	$12,352	990	$ (47,784)	(3,959)	$1,707,014	144,820

188        American Funds Insurance Series

Managed Risk Asset Allocation Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2019
Class P1	$ 626	47	$ 70	5	$ (334)	(25)	$ 362	27
Class P2	106,039	8,229	177,741	14,380	(260,413)	(20,223)	23,367	2,386

Total net increase (decrease)	$106,665	8,276	$177,811	14,385	$ (260,747)	(20,248)	$ 23,729	2,413

Year ended December 31, 2018
Class P1	$158,125	11,883	$ 98,747	7,599	$(1,735,518)	(141,232)	$(1,478,646)	(121,750)
Class P2	122,897	9,265	144,221	11,089	(250,843)	(19,040)	16,275	1,314

Total net increase (decrease)	$281,022	21,148	$242,968	18,688	$(1,986,361)	(160,272)	$(1,462,371)	(120,436)

*Includes exchanges between share classes of the fund.

†Amount less than one thousand.

American Funds Insurance Series        189

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2019 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$ 849,859	$2,016,867	$5,239,850	$2,829,700	$1,380,037	$3,114,494
Sales of investment securities*	1,161,452	1,978,561	6,056,342	2,959,294	1,201,958	3,287,588
Non-U.S. taxes paid on dividend income	6,906	2,961	8,895	15,544	3,090	740
Non-U.S. taxes (refunded) paid on interest income	–	9	–	–	24	–
Non-U.S. taxes (refunded) paid on realized gains	–	–	–	2	95	–
Non-U.S. taxes provided on unrealized gains	4,247	7,065	–	14,853	12,751	–

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$566,776	$8,540,898	$367,762	$617,629	$16,313,978	$256,445
Sales of investment securities*	665,217	8,266,596	406,434	454,046	15,144,557	250,980
Non-U.S. taxes paid on dividend income	3,365	11,677	3,815	1,062	7,745	315
Non-U.S. taxes (refunded) paid on interest income	–	(1)	–	–	–	17
Non-U.S. taxes (refunded) paid on realized gains	–	515	152	–	–	8
Non-U.S. taxes provided on unrealized gains	2,362	600	10	–	104	27
Dividend income from affiliated issuers	–	3,592	–	–	5,398	–
Interest income from affiliated issuers	–	–	–	–	1,136	–

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$31,591,809	$2,815,896	$692,973	$ 924,220	$ –	$5,774,305
Sales of investment securities*	33,147,847	2,894,376	734,772	1,047,226	74,850	6,141,505
Non-U.S. taxes (refunded) paid on interest income	(6)	416	–	–	–	–
Non-U.S. taxes (refunded) paid on realized gains	(2)	369	–	–	–	–
Non-U.S. taxes provided on unrealized gains	–	225	–	–	–	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$80,311	$12,427	$42,893	$303,447	$217,416
Sales of investment securities*	39,304	19,864	43,650	122,609	287,016
Dividend income from affiliated issuers	5,006	2,825	7,584	41,965	55,061

*Excludes short-term securities and U.S. government obligations, if any.

190        American Funds Insurance Series

11. Ownership concentration

At December 31, 2019, American Funds Insurance Series - Portfolio Series Managed Risk Growth and Income Portfolio held 33% and 12% of the outstanding shares of Capital Income Builder and Global Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series Managed Risk Global Allocation Portfolio held 24% of the outstanding shares of Global Balanced Fund.

American Funds Insurance Series        191

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/2019	$25.74	$ .32	$ 8.60	$ 8.92	$(.41)	$(1.68)	$(2.09)	$32.57	35.61%	$2,515		.56%		1.07%
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942		.55		.98
12/31/2017	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010		.55		.94
12/31/2016	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630		.56		1.00
12/31/2015	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626		.55		.90
Class 1A:
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8		.81		.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5		.80		.77
12/31/2017[3,4]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2		.80	[6]	.39 [6]
Class 2:
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895		.81		.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306		.80		.73
12/31/2017	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012		.80		.69
12/31/2016	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
12/31/2015	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
Class 4:
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382		1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249		1.05		.47
12/31/2017	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/2016	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/2015	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34

Global Small Capitalization Fund

Class 1:
12/31/2019	$21.75	$ .12	$ 6.61	$ 6.73	$(.10)	$(1.58)	$(1.68)	$26.80	31.84%	$2,050		.75%		.48%
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73		.42
12/31/2017	20.24	.12	5.17	5.29	(.15)	–	(.15)	25.38	26.22	1,639		.73		.54
12/31/2016	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57
12/31/2015	26.09	.04	.36	.40	–	(2.08)	(2.08)	24.41	.50	1,706		.73		.15
Class 1A:
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99		.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	–	[7]	.98		.21
12/31/2017[3,4]	20.70	.08	4.71	4.79	(.13)	–	(.13)	25.36	23.19 [5]	–	[7]	.96	[6]	.35 [6]
Class 2:
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06	5.04	5.10	(.10)	–	(.10)	24.72	25.89	2,551		.98		.27
12/31/2016	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
12/31/2015	25.64	(.03)	.37	.34	–	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
Class 4:
12/31/2019	21.28	(.01)	6.47	6.46	– [8]	(1.58)	(1.58)	26.16	31.24	206		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	– [8]	5.09	5.09	(.09)	–	(.09)	24.91	25.62	125		1.23		– [9]
12/31/2016	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/2015	25.92	(.10)	.37	.27	–	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)

192        American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/2019	$69.96	$.83	$19.63	$20.46	$(.76)	$ (8.44)	$ (9.20)	$81.22	31.11%	$10,841	.35%		1.09%
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55	17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67	5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03
12/31/2015	80.15	.64	5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796	.35		.87
Class 1A:
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[3,4]	68.84	.35	16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47	[6]
Class 2:
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37	17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51	5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78
12/31/2015	79.84	.46	5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414	.60		.62
Class 3:
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42	17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56	5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85
12/31/2015	80.47	.51	5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194	.53		.69
Class 4:
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18	17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34	5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53
12/31/2015	79.74	.29	5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394	.85		.42

See end of tables for footnotes.

American Funds Insurance Series        193

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

International Fund

Class 1:
12/31/2019	$17.66	$.30	$ 3.74	$ 4.04	$(.34)	$ (.50)	$ (.84)	$20.86	23.21%	$5,353	.54%		1.54%
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/2015	20.35	.29	(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
Class 1A:
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[3,4]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]
Class 2:
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/2015	20.29	.24	(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
Class 3:
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/2015	20.38	.25	(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
Class 4:
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/2015	20.23	.17	(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88

New World Fund

Class 1:
12/31/2019	$20.98	$.28	$ 5.79	$ 6.07	$(.29)	$ (.92)	$(1.21)	$25.84	29.47%	$2,129	.76%		1.18%
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		1.11
12/31/2017	19.72	.26	5.59	5.85	(.27)	–	(.27)	25.30	29.73	2,050	.77		1.14
12/31/2016	18.87	.24	.81	1.05	(.20)	–	(.20)	19.72	5.59	1,743	.78		1.25
12/31/2015	20.72	.19	(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562	.79		.92
Class 1A:
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		.91
12/31/2017[3,4]	20.14	.13	5.24	5.37	(.26)	–	(.26)	25.25	26.72 [5]	1	1.00	[6]	.53	[6]
Class 2:
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		.85
12/31/2017	19.54	.20	5.55	5.75	(.22)	–	(.22)	25.07	29.44	1,055	1.02		.89
12/31/2016	18.71	.19	.79	.98	(.15)	–	(.15)	19.54	5.26	911	1.03		1.00
12/31/2015	20.54	.14	(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961	1.04		.68
Class 4:
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		.61
12/31/2017	19.51	.14	5.52	5.66	(.18)	–	(.18)	24.99	29.06	427	1.27		.61
12/31/2016	18.69	.14	.80	.94	(.12)	–	(.12)	19.51	5.04	240	1.28		.75
12/31/2015	20.56	.08	(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171	1.29		.39

194        American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Blue Chip Income and Growth Fund

Class 1:
12/31/2019	$12.38	$.30	$ 2.25	$ 2.55	$(.30)	$(1.07)	$(1.37)	$13.56	21.66%	$5,559		.42%		2.28%
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810		.41		2.13
12/31/2017	13.53	.32	1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581		.41		2.27
12/31/2016	12.62	.31	1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
12/31/2015	14.69	.31	(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
Class 1A:
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9		.67		2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3		.66		1.84
12/31/2017[3,4]	13.75	.28	1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1		.65	[6]	2.01	[6]
Class 2:
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093		.67		2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850		.66		1.88
12/31/2017	13.39	.28	1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/2016	12.51	.28	1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/2015	14.57	.27	(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
Class 4:
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621		.92		1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368		.91		1.62
12/31/2017	13.39	.25	1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/2016	12.53	.24	1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/2015	14.63	.24	(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75

Global Growth and Income Fund

Class 1:
12/31/2019	$13.02	$.31	$ 3.67	$ 3.98	$(.32)	$ (.76)	$(1.08)	$15.92	31.39%	$ 625		.65%		2.08%
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		1.94
12/31/2017	13.02	.35	3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/2016	12.35	.28	.66	.94	(.27)	–	(.27)	13.02	7.61	571		.63		2.18
12/31/2015	12.78	.36	(.50)	(.14)	(.29)	–	(.29)	12.35	(1.14)	293		.64		2.79
Class 1A:
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2		.90		1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		1.74
12/31/2017[3,4]	13.21	.18	3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	–	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366		.90		1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		1.70
12/31/2017	13.00	.31	3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/2016	12.33	.25	.65	.90	(.23)	–	(.23)	13.00	7.34	1,405		.88		1.98
12/31/2015	12.75	.22	(.39)	(.17)	(.25)	–	(.25)	12.33	(1.34)	1,479		.89		1.73
Class 4:
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22	3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21	.65	.86	(.23)	–	(.23)	12.89	7.04	16		1.13		1.63
12/31/2015	12.71	.17	(.37)	(.20)	(.25)	–	(.25)	12.26	(1.60)	5		1.14		1.32

See end of tables for footnotes.

American Funds Insurance Series        195

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
12/31/2019	$45.39	$1.00	$10.40	$11.40	$(.92)	$(5.16)	$(6.08)	$50.71	26.46%	$21,057	.29%		2.05%
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79
12/31/2015	52.76	.79	.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747	.29		1.59
Class 1A:
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54		1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[3,4]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2	.52	[6]	1.41	[6]
Class 2:
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53		1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54
12/31/2015	52.41	.66	.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895	.54		1.34
Class 3:
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46		1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61
12/31/2015	52.82	.70	.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161	.47		1.41
Class 4:
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79		1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29
12/31/2015	52.39	.58	.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410	.79		1.25

International Growth and Income Fund

Class 1:
12/31/2019	$15.35	$ .46	$ 3.03	$ 3.49	$(.47)	$ (.19)	$ (.66)	$18.18	23.06%	$ 1,140	.66%		2.73%
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	–	(.43)	15.35	(11.00)	1,034	.65		2.62
12/31/2017	14.48	.46	3.20	3.66	(.42)	–	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43	(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93
12/31/2015	16.27	.42	(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707	.68		2.60
Class 1A:
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91		2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	–	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[3,4]	14.69	.34	3.08	3.42	(.41)	–	(.41)	17.70	23.36 [5]	2	.91	[6]	1.99	[6]
Class 2:
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91		2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	–	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	–	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40	(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72
12/31/2015	16.22	.38	(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254	.93		2.32
Class 4:
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	–	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	–	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36	(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43
12/31/2015	16.19	.33	(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32	1.18		2.02

196        American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Capital Income Builder

Class 1:
12/31/2019	$ 9.37	$.32	$ 1.36	$ 1.68	$(.32)	$ –	$ (.32)	$10.73	18.16%	$ 533		.53%		3.17%
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	–	(.31)	10.40	13.29	254		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	–	(.33)	9.46	4.17	156		.54		3.39
12/31/2015	9.81	.28	(.40)	(.12)	(.29)	–	(.29)	9.40	(1.23)	80		.56		2.88
Class 1A:
12/31/2019	9.36	.29	1.37	1.66	(.30)	–	(.30)	10.72	17.90	6		.78		2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		2.82
12/31/2017[3,4]	9.57	.27	.84	1.11	(.29)	–	(.29)	10.39	11.72 [5]	1		.79	[6]	2.63	[6]
Class 2:
12/31/2019	9.36	.30	1.35	1.65	(.29)	–	(.29)	10.72	17.89	6		.78		2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	–	(.28)	10.40	13.04	1		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	–	(.32)	9.46	4.08	–	[7]	.80		2.82
12/31/2015	9.81	.31	(.43)	(.12)	(.29)	–	(.29)	9.40	(1.23)[10]	–	[7]	.46	[10]	3.12	[10]
Class 4:
12/31/2019	9.35	.27	1.36	1.63	(.27)	–	(.27)	10.71	17.62	454		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	–	(.26)	10.38	12.65	338		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	–	(.28)	9.45	3.78	256		1.04		2.88
12/31/2015	9.80	.25	(.42)	(.17)	(.25)	–	(.25)	9.38	(1.79)	157		1.05		2.55

Asset Allocation Fund

Class 1:
12/31/2019	$21.29	$.51	$3.94	$4.45	$(.50)	$(1.19)	$(1.69)	$24.05	21.54%	$17,730		.29%		2.21%
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627		.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556		.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008		.29		1.97
12/31/2015	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913		.29		1.85
Class 1A:
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11		.54		1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7		.53		1.82
12/31/2017[3,4]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4		.53	[6]	1.69	[6]
Class 2:
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154		.54		1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668		.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480		.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144		.54		1.72
12/31/2015	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
Class 3:
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32		.47		2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29		.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38		.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35		.47		1.79
12/31/2015	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
Class 4:
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493		.79		1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594		.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582		.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861		.79		1.47
12/31/2015	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45

See end of tables for footnotes.

American Funds Insurance Series        197

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
12/31/2019	$11.67	$.24	$2.17	$2.41	$(.20)	$(.37)	$(.57)	$13.51	20.79%	$ 134		.72%		1.88%
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		1.82
12/31/2017	11.08	.21	1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19	.32	.51	(.17)	–	(.17)	11.08	4.73	64		.72		1.73
12/31/2015	11.11	.20	(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
Class 1A:
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2		.97		1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[3,4]	11.18	.16	1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	–	[7]	.94	[6]	1.27	[6]
Class 2:
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207		.97		1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18	1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16	.32	.48	(.14)	–	(.14)	11.06	4.48	178		.97		1.48
12/31/2015	11.09	.18	(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
Class 4:
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13	1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12	.33	.45	(.14)	–	(.14)	11.00	4.21	10		1.24		1.12
12/31/2015	11.09	.06	(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58

Bond Fund

Class 1:
12/31/2019	$10.47	$.30	$.71	$1.01	$(.31)	$ –	$(.31)	$11.17	9.70%	$6,481		.39%		2.76%
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962		.38		2.70
12/31/2017	10.80	.24	.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/2016	10.70	.21	.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/2015	11.08	.22	(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
Class 1A:
12/31/2019	10.45	.27	.71	.98	(.30)	–	(.30)	11.13	9.36	7		.64		2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3		.63		2.50
12/31/2017[3,4]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1		.62	[6]	2.01	[6]
Class 2:
12/31/2019	10.34	.27	.70	.97	(.29)	–	(.29)	11.02	9.36	3,561		.64		2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524		.63		2.45
12/31/2017	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/2016	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/2015	10.95	.18	(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
Class 4:
12/31/2019	10.33	.24	.70	.94	(.27)	–	(.27)	11.00	9.08	502		.89		2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366		.88		2.22
12/31/2017	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/2016	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/2015	11.01	.16	(.16)	–	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47

198        American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
12/31/2019	$11.42	$.31	$ .61	$ .92	$(.22)	$ –	$(.22)	$12.12	8.08%	$1,077		.58%		2.60%
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/2015	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
Class 1A:
12/31/2019	11.41	.28	.60	.88	(.19)	–	(.19)	12.10	7.75	1		.83		2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		2.36
12/31/2017[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	–	[7]	.72	[6]	2.27	[6]
Class 2:
12/31/2019	11.34	.28	.60	.88	(.19)	–	(.19)	12.03	7.77	1,002		.83		2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/2015	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
Class 4:
12/31/2019	11.24	.24	.60	.84	(.16)	–	(.16)	11.92	7.54	49		1.08		2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/2015	11.70	.21	(.71)	(.50)	– [8]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86

High-Income Bond Fund

Class 1:
12/31/2019	$ 9.34	$.67	$ .52	$1.19	$(.66)	$ –	$(.66)	$ 9.87	12.85%	$ 525		.51%		6.71%
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	–	(.65)	9.34	(2.15)	501		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	–	(.72)	10.19	7.25	632		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	–	(.64)	10.18	17.83	949		.49		6.18
12/31/2015	10.54	.64	(1.36)	(.72)	(.63)	–	(.63)	9.19	(6.94)	1,017		.48		6.12
Class 1A:
12/31/2019	9.33	.65	.51	1.16	(.63)	–	(.63)	9.86	12.61	1		.75		6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	–	(.63)	9.33	(2.35)	1		.75		6.11
12/31/2017[3,4]	10.28	.60	.02	.62	(.72)	–	(.72)	10.18	6.02 [5]	–	[7]	.72	[6]	5.74	[6]
Class 2:
12/31/2019	9.19	.64	.50	1.14	(.63)	–	(.63)	9.70	12.55	667		.76		6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	–	(.62)	9.19	(2.34)	661		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	–	(.70)	10.03	6.89	776		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	–	(.61)	10.04	17.69	799		.74		5.92
12/31/2015	10.41	.60	(1.35)	(.75)	(.60)	–	(.60)	9.06	(7.30)	765		.73		5.85
Class 3:
12/31/2019	9.38	.66	.52	1.18	(.64)	–	(.64)	9.92	12.70	10		.69		6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	–	(.63)	9.38	(2.33)	10		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	–	(.70)	10.23	7.02	12		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	–	(.62)	10.22	17.68	13		.67		5.99
12/31/2015	10.57	.62	(1.37)	(.75)	(.60)	–	(.60)	9.22	(7.13)	12		.66		5.91
Class 4:
12/31/2019	9.96	.67	.54	1.21	(.61)	–	(.61)	10.56	12.27	63		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	–	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	–	(.68)	10.82	6.63	34		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	–	(.61)	10.79	17.29	21		.99		5.55
12/31/2015	11.05	.62	(1.43)	(.81)	(.51)	–	(.51)	9.73	(7.42)	1		.98		5.51

See end of tables for footnotes.

American Funds Insurance Series        199

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Mortgage Fund

Class 1:
12/31/2019	$10.30	$ .24	$ .30		$ .54	$(.28)	$ –	$(.28)	$10.56	5.30%	$210		.47%		2.26%
12/31/2018	10.47	.20	(.14)		.06	(.23)	–	(.23)	10.30	.58	209		.48		1.97
12/31/2017	10.56	.16	–	[8]	.16	(.18)	(.07)	(.25)	10.47	1.47	265		.47		1.52
12/31/2016	10.61	.15	.11		.26	(.20)	(.11)	(.31)	10.56	2.50	269		.46		1.39
12/31/2015	10.70	.10	.13		.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
Class 1A:
12/31/2019	10.28	.22	.30		.52	(.25)	–	(.25)	10.55	5.09	1		.71		2.04
12/31/2018	10.46	.18	(.14)		.04	(.22)	–	(.22)	10.28	.36	1		.73		1.77
12/31/2017[3,4]	10.55	.14	–	[8]	.14	(.16)	(.07)	(.23)	10.46	1.31 [5]	–	[7]	.70	[6]	1.38 [6]
Class 2:
12/31/2019	10.28	.21	.31		.52	(.26)	–	(.26)	10.54	5.04	56		.72		2.01
12/31/2018	10.45	.18	(.15)		.03	(.20)	–	(.20)	10.28	.32	57		.73		1.72
12/31/2017	10.54	.14	(.01)		.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		1.27
12/31/2016	10.59	.12	.12		.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/2015	10.68	.07	.13		.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
Class 4:
12/31/2019	10.19	.18	.31		.49	(.24)	–	(.24)	10.44	4.80	28		.97		1.71
12/31/2018	10.38	.15	(.15)		– [8]	(.19)	–	(.19)	10.19	.07	24		.98		1.49
12/31/2017	10.48	.11	–	[8]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		1.03
12/31/2016	10.52	.09	.12		.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/2015	10.65	.04	.14		.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37

Ultra-Short Bond Fund

Class 1:
12/31/2019	$11.31	$ .22	$ –	[8]	$ .22	$(.23)	$ –	$(.23)	$11.30	1.92%	$ 30		.36%		1.92%
12/31/2018	11.29	.18	–	[8]	.18	(.16)	–	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	–	(.05)	11.29	.66	37		.35		.68
12/31/2016[11]	11.26	.01	–	[8]	.01	–	–	–	11.27	.09	37		.35		.11
12/31/2015	11.28	(.03)	.01		(.02)	–	–	–	11.26	(.18)	39		.34		(.24)
Class 1A:
12/31/2019	11.31	.22	–	[8]	.22	(.23)	–	(.23)	11.30	1.92 [10]	–	[7]	.37	[10]	1.90 [10]
12/31/2018	11.29	.18	–	[8]	.18	(.16)	–	(.16)	11.31	1.58 [10]	–	[7]	.35	[10]	1.60 [10]
12/31/2017[3,4]	11.27	.08	–	[8]	.08	(.06)	–	(.06)	11.29	.67 [5,10]	–	[7]	.34	[6,10]	.69 [6,10]
Class 2:
12/31/2019	11.03	.18	–	[8]	.18	(.20)	–	(.20)	11.01	1.62	230		.61		1.66
12/31/2018	11.01	.15	–	[8]	.15	(.13)	–	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	–	[8]	.05	(.03)	–	(.03)	11.01	.46	249		.60		.42
12/31/2016[11]	11.01	(.02)	–	[8]	(.02)	–	–	–	10.99	(.18)	297		.60		(.14)
12/31/2015	11.06	(.05)	–	[8]	(.05)	–	–	–	11.01	(.45)	302		.59		(.49)
Class 3:
12/31/2019	11.14	.20	–	[8]	.20	(.21)	–	(.21)	11.13	1.76	3		.54		1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	–	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	–	[8]	.06	(.04)	–	(.04)	11.12	.54	4		.53		.50
12/31/2016[11]	11.11	(.01)	–	[8]	(.01)	–	–	–	11.10	(.09)	4		.53		(.08)
12/31/2015	11.16	(.05)	–	[8]	(.05)	–	–	–	11.11	(.45)	6		.52		(.42)
Class 4:
12/31/2019	11.15	.16	–	[8]	.16	(.18)	–	(.18)	11.13	1.40	22		.86		1.40
12/31/2018	11.13	.12	.01		.13	(.11)	–	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	–	[8]	.02	(.01)	–	(.01)	11.13	.16	15		.85		.19
12/31/2016[11]	11.17	(.04)	(.01)		(.05)	–	–	–	11.12	(.45)	13		.85		(.40)
12/31/2015	11.25	(.08)	–	[8]	(.08)	–	–	–	11.17	(.71)	16		.85		(.74)

200        American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/2019	$11.94	$.25	$ .43	$.68	$(.28)	$ –	$(.28)	$12.34	5.69%		$1,418		.37%		2.07%
12/31/2018	12.08	.24	(.13)	.11	(.25)	–	(.25)	11.94	.91		1,445		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	–	(.19)	12.08	1.83		1,558		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467		.36		1.31
12/31/2015	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93		1,426		.35		1.02
Class 1A:
12/31/2019	11.93	.22	.43	.65	(.26)	–	(.26)	12.32	5.42		2		.62		1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	–	(.23)	11.93	.70		1		.61		1.82
12/31/2017[3,4]	12.05	.18	.03	.21	(.18)	–	(.18)	12.08	1.73	[5]	–	[7]	.58	[6]	1.53	[6]
Class 2:
12/31/2019	11.82	.22	.42	.64	(.25)	–	(.25)	12.21	5.31		1,343		.62		1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	–	(.21)	11.82	.73		1,323		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	–	(.16)	11.96	1.59		1,473		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503		.61		1.05
12/31/2015	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59		1,579		.60		.79
Class 3:
12/31/2019	11.97	.23	.43	.66	(.26)	–	(.26)	12.37	5.49		9		.55		1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	–	(.22)	11.97	.71		9		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	–	(.17)	12.11	1.72		10		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11		.54		1.12
12/31/2015	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64		11		.53		.85
Class 4:
12/31/2019	11.84	.19	.42	.61	(.23)	–	(.23)	12.22	5.14		124		.87		1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	–	(.20)	11.84	.50		91		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	–	(.13)	11.98	1.28		62		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57		.86		.82
12/31/2015	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29		46		.85		.56

See end of tables for footnotes.

American Funds Insurance Series        201

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions							Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[12]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[12]	Net assets, end of period (in millions)						Net effective expense ratio[12,13]		Ratio of net income to average net assets[12]

Managed Risk Growth Fund

Class P1:
12/31/2019	$12.30	$ .15	$ 2.44	$ 2.59	$(.19)	$ (.92)	$(1.11)	$13.78	22.01%	$ 6		.42%		.37%		.73%		1.19%
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[10]	3		.42	[10]	.37	[10]	.71	[10]	.82	[10]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [10]	2		.42	[10]	.36	[10]	.70	[10]	.69	[10]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [10]	1		.50	[10]	.34	[10]	.68	[10]	.79	[10]
12/31/2015	11.37	.09	.03	.12	–	–	–	11.49	1.06 [10]	–	[7]	.53	[10]	.29	[10]	.63	[10]	.80	[10]
Class P2:
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43
12/31/2015	11.35	.04	.04	.08	–	–	–	11.43	.71	146		.89		.66		1.00		.31

Managed Risk International Fund

Class P1:
12/31/2019	$9.82	$ .17	$ 1.54	$ 1.71	$(.20)	$ (.32)	$ (.52)	$11.01	17.91%[10]	$ 1		.41%[10]		.33%[10]		.84%[10]		1.64%[10]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[10]	–	[7]	.33	[10]	.28	[10]	.77	[10]	3.02	[10]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [10]	–	[7]	.28	[10]	.20	[10]	.69	[10]	1.13	[10]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[10]	–	[7]	.39	[10]	.23	[10]	.74	[10]	1.15	[10]
12/31/2015	10.10	.18	(.80)	(.62)	– [8]	–	– [8]	9.48	(6.12)[10]	–	[7]	.45	[10]	.21	[10]	.72	[10]	1.75	[10]
Class P2:
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/2015	10.09	.13	(.79)	(.66)	– [8]	–	–8	9.43	(6.52)	83		.90		.66		1.17		1.30

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/2019	$11.28	$ .25	$ 1.28	$ 1.53	$(.20)	$ (.60)	$ (.80)	$12.01	14.14%[10]	$ 1		.38%[10]		.33%[10]		.74%[10]		2.14%[10]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[10]	–	[7]	.33	[10]	.28	[10]	.67	[10]	3.21	[10]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [10]	–	[7]	.30	[10]	.25	[10]	.64	[10]	1.59	[10]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [10]	–	[7]	.43	[10]	.27	[10]	.67	[10]	1.83	[10]
12/31/2015	11.70	.19	(1.02)	(.83)	(.07)	–	(.07)	10.80	(7.07)[10]	–	[7]	.50	[10]	.27	[10]	.66	[10]	1.64	[10]
Class P2:
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/2015	11.67	.18	(1.05)	(.87)	(.04)	–	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57

Managed Risk Growth-Income Fund

Class P1:
12/31/2019	$11.73	$ .22	$ 2.01	$ 2.23	$(.10)	$ (.10)	$ (.20)	$13.76	19.14%	$1,987		.42%		.37%		.67%		1.71%
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662		.40		.35		.64		(.20)
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [10]	2		.44	[10]	.37	[10]	.66	[10]	1.61	[10]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [10]	1		.52	[10]	.36	[10]	.64	[10]	1.46	[10]
12/31/2015	11.67	.25	(.63)	(.38)	(.04)	–	(.04)	11.25	(3.27)[10]	1		.56	[10]	.31	[10]	.59	[10]	2.17	[10]
Class P2:
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283		.67		.62		.92		1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230		.69		.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206		.70		.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/2015	11.65	.12	(.54)	(.42)	(.01)	–	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04

202        American Funds Insurance Series

		Income from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments	Ratio of expenses to average net assets after waivers/ reimburse- ments[12]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[12]	Net assets, end of period (in millions)			Net effective expense ratio[12,13]	Ratio of net income to average net assets[12]

Managed Risk Asset Allocation Fund

Class P1:
12/31/2019	$12.23	$.26	$1.92	$2.18	$(.03)	$(.57)	$(.60)	$13.81	18.25%	$ 2	.41%	.36%	.65%	2.01%
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37	.32	.59	1.67
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43	.38	.66	1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43	.38	.66	1.65
12/31/2015	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712	.54	.40	.68	2.06
Class P2:
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68	.63	.91	1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68	.63	.91	1.20
12/31/2015	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953	.79	.66	.94	1.16

See end of tables for footnotes.

American Funds Insurance Series        203

Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions[14,15]	Period ended December 31,
	2019	2018	2017	2016	2015

Capital Income Builder	44%	42%	59%	41%	38%
Asset Allocation Fund	47	34	39	43	28
Global Balanced Fund	60	30	28	43	36
Bond Fund	146	98	153	108	141
Global Bond Fund	110	78	74	70	88
Mortgage Fund	84	60	98	113	138
U.S. Government/AAA-Rated Securities Fund	103	76	120	273	352

Portfolio turnover rate for all share classes	Period ended December 31,
including mortgage dollar roll[14,15]	2019	2018	2017	2016	2015

Global Growth Fund	14%	25%	31%	27%	29%
Global Small Capitalization Fund	50	43	33	40	36
Growth Fund	21	35	24	26	20
International Fund	32	29	29	31	37
New World Fund	38	58	56	32	39
Blue Chip Income and Growth Fund	37	49	34	30	26
Global Growth and Income Fund	29	49	41	57	37
Growth-Income Fund	27	39	27	27	25
International Growth and Income Fund	28	38	51	32	35
Capital Income Builder Fund	72	98	88	53	128
Asset Allocation Fund	79	86	85	83	76
Global Balanced Fund	74	51	41	65	76
Bond Fund	373	514	502	375	434
Global Bond Fund	159	125	105	154	159
High-Income Bond Fund	58	67	78	89	66
Mortgage Fund	350	811	680	713	1103
U.S. Government/AAA-Rated Securities Fund	277	446	551	539	901
Ultra-Short Bond Fund	– [16]	– [16]	– [16]	– [11,16]	N/A
Managed Risk Growth Fund	10	7	25	15	16
Managed Risk International Fund	8	8	25	26	15
Managed Risk Blue Chip Income and Growth Fund	13	11	32	9	20
Managed Risk Growth-Income Fund	6	14	26	14	11
Managed Risk Asset Allocation Fund	8	12	1	3	3

 1Based on average shares outstanding.

 2Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.

 3Based on operations for a period that is less than a full year.

 4Class 1A shares began investment operations on January 6, 2017.

 5Not annualized.

 6Annualized.

 7Amount less than $1 million.

 8Amount less than $.01.

 9Amount less than .01%.

10All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

11On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.

12This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.

13This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.

14Refer to Note 5 for further information on mortgage dollar rolls.

15Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.

16Amount is either less than 1% or there is no turnover.

See notes to financial statements.

204        American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including summary investment portfolios of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund and investment portfolios of Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from the transfer agent and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 11, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series        205

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

206        American Funds Insurance Series

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio

Global Growth Fund
Class 1 - actual return	$1,000.00	$1,116.96	$3.04	.57%
Class 1 - assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A - actual return	1,000.00	1,115.38	4.37	.82
Class 1A - assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 - actual return	1,000.00	1,115.67	4.37	.82
Class 2 - assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 - actual return	1,000.00	1,113.99	5.70	1.07
Class 4 - assumed 5% return	1,000.00	1,019.81	5.45	1.07

Global Small Capitalization Fund
Class 1 - actual return	$1,000.00	$1,095.88	$4.01	.76%
Class 1 - assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 1A - actual return	1,000.00	1,094.41	5.28	1.00
Class 1A - assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 2 - actual return	1,000.00	1,094.51	5.33	1.01
Class 2 - assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 4 - actual return	1,000.00	1,093.20	6.65	1.26
Class 4 - assumed 5% return	1,000.00	1,018.85	6.41	1.26

Growth Fund
Class 1 - actual return	$1,000.00	$1,122.54	$1.93	.36%
Class 1 - assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 1A - actual return	1,000.00	1,121.15	3.26	.61
Class 1A - assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 2 - actual return	1,000.00	1,121.13	3.26	.61
Class 2 - assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 - actual return	1,000.00	1,121.54	2.89	.54
Class 3 - assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 - actual return	1,000.00	1,119.60	4.59	.86
Class 4 - assumed 5% return	1,000.00	1,020.87	4.38	.86

International Fund
Class 1 - actual return	$1,000.00	$1,071.97	$2.87	.55%
Class 1 - assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A - actual return	1,000.00	1,070.89	4.18	.80
Class 1A - assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 - actual return	1,000.00	1,070.65	4.18	.80
Class 2 - assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 3 - actual return	1,000.00	1,071.19	3.81	.73
Class 3 - assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 - actual return	1,000.00	1,069.66	5.48	1.05
Class 4 - assumed 5% return	1,000.00	1,019.91	5.35	1.05

New World Fund
Class 1 - actual return	$1,000.00	$1,085.93	$4.05	.77%
Class 1 - assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 1A - actual return	1,000.00	1,084.04	5.36	1.02
Class 1A - assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 2 - actual return	1,000.00	1,084.63	5.36	1.02
Class 2 - assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 4 - actual return	1,000.00	1,082.83	6.67	1.27
Class 4 - assumed 5% return	1,000.00	1,018.80	6.46	1.27

See end of tables for footnotes.

American Funds Insurance Series        207

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio

Blue Chip Income and Growth Fund
Class 1 - actual return	$1,000.00	$1,094.67	$2.27	.43%
Class 1 - assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 1A - actual return	1,000.00	1,094.36	3.59	.68
Class 1A - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 2 - actual return	1,000.00	1,094.61	3.59	.68
Class 2 - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 4 - actual return	1,000.00	1,092.10	4.90	.93
Class 4 - assumed 5% return	1,000.00	1,020.52	4.74	.93

Global Growth and Income Fund
Class 1 - actual return	$1,000.00	$1,099.74	$3.49	.66%
Class 1 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 1A - actual return	1,000.00	1,098.34	4.81	.91
Class 1A - assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 2 - actual return	1,000.00	1,098.41	4.81	.91
Class 2 - assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 4 - actual return	1,000.00	1,096.37	6.13	1.16
Class 4 - assumed 5% return	1,000.00	1,019.36	5.90	1.16

Growth-Income Fund
Class 1 - actual return	$1,000.00	$1,088.69	$1.53	.29%
Class 1 - assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A - actual return	1,000.00	1,087.42	2.84	.54
Class 1A - assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 - actual return	1,000.00	1,087.19	2.84	.54
Class 2 - assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 - actual return	1,000.00	1,087.79	2.47	.47
Class 3 - assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 - actual return	1,000.00	1,085.97	4.15	.79
Class 4 - assumed 5% return	1,000.00	1,021.22	4.02	.79

International Growth and Income Fund
Class 1 - actual return	$1,000.00	$1,071.75	$3.50	.67%
Class 1 - assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 1A - actual return	1,000.00	1,069.92	4.80	.92
Class 1A - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 2 - actual return	1,000.00	1,069.79	4.80	.92
Class 2 - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 4 - actual return	1,000.00	1,068.59	6.10	1.17
Class 4 - assumed 5% return	1,000.00	1,019.31	5.96	1.17

Capital Income Builder
Class 1 - actual return	$1,000.00	$1,073.57	$2.82	.54%
Class 1 - assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 1A - actual return	1,000.00	1,072.29	4.13	.79
Class 1A - assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 - actual return	1,000.00	1,071.26	4.12	.79
Class 2 - assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 4 - actual return	1,000.00	1,071.03	5.43	1.04
Class 4 - assumed 5% return	1,000.00	1,019.96	5.30	1.04

208        American Funds Insurance Series

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio

Asset Allocation Fund
Class 1 - actual return	$1,000.00	$1,084.13	$1.58	.30%
Class 1 - assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A - actual return	1,000.00	1,082.52	2.89	.55
Class 1A - assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 - actual return	1,000.00	1,082.42	2.89	.55
Class 2 - assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 - actual return	1,000.00	1,082.90	2.52	.48
Class 3 - assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 - actual return	1,000.00	1,080.99	4.20	.80
Class 4 - assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Balanced Fund
Class 1 - actual return	$1,000.00	$1,068.79	$3.86	.74%
Class 1 - assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A - actual return	1,000.00	1,067.15	5.11	.98
Class 1A - assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 - actual return	1,000.00	1,067.14	5.16	.99
Class 2 - assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 - actual return	1,000.00	1,065.63	6.46	1.24
Class 4 - assumed 5% return	1,000.00	1,018.95	6.31	1.24

Bond Fund
Class 1 - actual return	$1,000.00	$1,027.08	$2.04	.40%
Class 1 - assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 1A - actual return	1,000.00	1,025.83	3.32	.65
Class 1A - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 2 - actual return	1,000.00	1,025.29	3.32	.65
Class 2 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 4 - actual return	1,000.00	1,023.86	4.59	.90
Class 4 - assumed 5% return	1,000.00	1,020.67	4.58	.90

Global Bond Fund
Class 1 - actual return	$1,000.00	$1,013.93	$2.99	.59%
Class 1 - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 1A - actual return	1,000.00	1,012.09	4.26	.84
Class 1A - assumed 5% return	1,000.00	1,020.97	4.28	.84
Class 2 - actual return	1,000.00	1,012.71	4.26	.84
Class 2 - assumed 5% return	1,000.00	1,020.97	4.28	.84
Class 4 - actual return	1,000.00	1,011.15	5.53	1.09
Class 4 - assumed 5% return	1,000.00	1,019.71	5.55	1.09

High-Income Bond Fund
Class 1 - actual return	$1,000.00	$1,027.67	$2.66	.52%
Class 1 - assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 1A - actual return	1,000.00	1,026.78	3.93	.77
Class 1A - assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 2 - actual return	1,000.00	1,025.96	3.93	.77
Class 2 - assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 3 - actual return	1,000.00	1,027.04	3.58	.70
Class 3 - assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 4 - actual return	1,000.00	1,024.88	5.21	1.02
Class 4 - assumed 5% return	1,000.00	1,020.06	5.19	1.02

See end of tables for footnotes.

American Funds Insurance Series        209

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1]	Annualized expense ratio

Mortgage Fund
Class 1 - actual return	$1,000.00	$1,010.94	$2.48	.49%
Class 1 - assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 1A - actual return	1,000.00	1,010.25	3.75	.74
Class 1A - assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 - actual return	1,000.00	1,009.74	3.75	.74
Class 2 - assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 4 - actual return	1,000.00	1,008.46	5.01	.99
Class 4 - assumed 5% return	1,000.00	1,020.21	5.04	.99

Ultra-Short Bond Fund
Class 1 - actual return	$1,000.00	$1,008.13	$1.92	.38%
Class 1 - assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A - actual return	1,000.00	1,008.13	2.08	.41
Class 1A - assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 2 - actual return	1,000.00	1,007.15	3.19	.63
Class 2 - assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 3 - actual return	1,000.00	1,007.58	2.88	.57
Class 3 - assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 4 - actual return	1,000.00	1,006.17	4.45	.88
Class 4 - assumed 5% return	1,000.00	1,020.77	4.48	.88

U.S. Government/AAA-Rated Securities Fund
Class 1 - actual return	$1,000.00	$1,009.49	$1.92	.38%
Class 1 - assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A - actual return	1,000.00	1,008.69	3.19	.63
Class 1A - assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 - actual return	1,000.00	1,008.33	3.19	.63
Class 2 - assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 3 - actual return	1,000.00	1,008.76	2.84	.56
Class 3 - assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 4 - actual return	1,000.00	1,007.70	4.45	.88
Class 4 - assumed 5% return	1,000.00	1,020.77	4.48	.88

210        American Funds Insurance Series

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]

Managed Risk Growth Fund
Class P1 - actual return	$1,000.00	$1,093.69	$2.01	.38%	$3.85	.73%
Class P1 - assumed 5% return	1,000.00	1,023.29	1.94	.38	3.72	.73
Class P2 - actual return	1,000.00	1,092.56	3.32	.63	5.22	.99
Class P2 - assumed 5% return	1,000.00	1,022.03	3.21	.63	5.04	.99

Managed Risk International Fund
Class P1 - actual return	$1,000.00	$1,059.67	$1.71	.33%	$4.36	.84%
Class P1 - assumed 5% return	1,000.00	1,023.54	1.68	.33	4.28	.84
Class P2 - actual return	1,000.00	1,058.14	3.32	.64	5.91	1.14
Class P2 - assumed 5% return	1,000.00	1,021.98	3.26	.64	5.80	1.14

Managed Risk Blue Chip Income and Growth Fund
Class P1 - actual return	$1,000.00	$1,070.42	$1.77	.34%	$3.86	.74%
Class P1 - assumed 5% return	1,000.00	1,023.49	1.73	.34	3.77	.74
Class P2 - actual return	1,000.00	1,069.12	3.34	.64	5.42	1.04
Class P2 - assumed 5% return	1,000.00	1,021.98	3.26	.64	5.30	1.04

Managed Risk Growth-Income Fund
Class P1 - actual return	$1,000.00	$1,069.78	$1.88	.36%	$3.50	.67%
Class P1 - assumed 5% return	1,000.00	1,023.39	1.84	.36	3.41	.67
Class P2 - actual return	1,000.00	1,068.16	3.18	.61	4.80	.92
Class P2 - assumed 5% return	1,000.00	1,022.13	3.11	.61	4.69	.92

Managed Risk Asset Allocation Fund
Class P1 - actual return	$1,000.00	$1,077.11	$1.88	.36%	$3.40	.65%
Class P1 - assumed 5% return	1,000.00	1,023.39	1.84	.36	3.31	.65
Class P2 - actual return	1,000.00	1,075.10	3.19	.61	4.71	.90
Class P2 - assumed 5% return	1,000.00	1,022.13	3.11	.61	4.58	.90

1The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

2The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.

3The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).

4The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series        211

Liquidity Risk Management Program

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

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American Funds Insurance Series        221

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2010	Private investor	89	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None

Interested trustees[4,5]
Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company;[6] Director, Capital Research and Management Company	35	None
Michael C. Gitlin, 1970	2019	Vice Chairman and Director, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

222        American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Executive Vice President	2012

Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Senior Vice President, Senior Counsel and Director, Capital International, Inc.;[6] Director, Capital Group Investment Management Limited[6]

John H. Smet, 1956 Senior Vice President	1994	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner – Capital Research Global Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008

Partner – Capital World Investors, Capital Research and Management Company; Chairman and Director, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company;[6] Director, The Capital Group Companies, Inc.[6]

Sung Lee, 1966 Vice President	2008	Partner – Capital Research Global Investors, Capital International, Inc.[6]
Keiko McKibben, 1969 Vice President	2010	Partner – Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner – Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner – Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President – Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President – Investment Operations, Capital Research and Management Company

1The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.

2Trustees and officers of the series serve until their resignation, removal or retirement.

3This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.

4The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).

5All of the trustees and/or officers listed, with the exception of Martin Jacobs, Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

6Company affiliated with Capital Research and Management Company.

American Funds Insurance Series        223

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

224        American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” – which describes how we vote proxies relating to portfolio securities – is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

Complete December 31, 2019, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2020, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach – in combination with

The Capital SystemSM – has resulted in superior outcomes.

Aligned with investor success	The Capital System	American Funds Insurance Series superior outcomes

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]	The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.	American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 90% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2020.
[2]

Based on Class 1 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.

[3]

Based on Class 1 share results as of December 31, 2019. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.

[4]	Based on management fees for the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Lit. No. INGEARX-998-0220P

Annual Report

December 31, 2019

NVIT Managed American Funds Asset Allocation Fund

AR-AM-MGAA 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Managed American Funds Asset Allocation Fund

For the annual period ended December 31, 2019, the NVIT Managed American Funds Asset Allocation Fund (Class II) returned 18.97%* versus 31.49% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 50% to 70% Equity (consisting of 381 funds as of December 31, 2019), was 19.27% for the same period.

The Fund consists of two parts: 95% of the Fund’s assets are invested in shares in the American Funds Asset Allocation Fund (“Core Sleeve”), and the remaining 5% of the Fund’s assets are invested in a “volatility overlay” sleeve that controls the Fund’s overall equity exposure (“Volatility Overlay”).

Through the Volatility Overlay, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions. The Volatility Overlay can increase the Fund’s equity exposure to 80% (or 10% over the current exposure within the Core Sleeve, whichever is lower) or decrease it to 0% as determined by the quantitative process that controls the overlay.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2019. Broad market volatility (S&P 500) ranged between approximately 8% and 30%. The year 2019 began with relatively high volatility, which quickly subsided in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the third quarter of 2019 saw the increased level of volatility, which caused the algorithm to detract from performance, in line with other periods of rapid, “v-shaped” market movement. The fourth quarter’s lower volatility, which was accompanied by a sustained upturn in the market, provided an opportunity for the algorithm to contribute to performance. Overall, the overlay sleeve was a detractor from performance during the reporting period.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*High double-digit returns are unusual and cannot be sustained.

The Fund, through its Core Sleeve, is subject to the risks of its underlying fund. Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds). Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Volatility Overlay may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). The Fund’s holdings may subject the Fund to liquidity risk, making it more volatile than other mutual funds. In addition, through its Volatility Overlay, the Fund is subject to cash position risk (the Fund may miss investment opportunities). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a

3

Fund Commentary (cont.)	NVIT Managed American Funds Asset Allocation Fund

diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Below is the 2019 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (Asset Allocation Fund), which is the core investment of the NVIT Managed American Funds Asset Allocation Fund (Fund). The Asset Allocation Fund’s performance return shown below and the Fund’s performance return given above are different because different expense ratios apply to the Asset Allocation Fund versus the Fund and because the latter fund also contains an overlay investment that manages the volatility of the Fund as described above.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 21.54% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was up 31.49% over the same period, while the Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 8.72%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index3, gained 22.18%. Effective May 1, 2020, the fund has elected to use the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in

Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Investments in the financials sector — one of the fund’s largest sector holdings — contributed to the fund’s relative returns. Within financials, Arch Capital Group, Berkshire Hathaway and Apollo boosted results, as all three companies had at least double-digit returns that outpaced the general market. On the downside, health care stock AbbVie detracted from relative returns as its best-selling drug Humira faced generic competition. The fund’s fixed income investments somewhat detracted from relative returns due to duration positioning and security selection.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Portfolio Managers:

Alan N. Berro, David A. Daigle, Peter Eliot, Jeffrey T. Lager, Jin Lee, James R. Mulally and John R. Queen — Capital Research and Management CompanySM

1Source: S&P Dow Jones Indices LLC.

2Source: Bloomberg Index Services Ltd.

3Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Service Ltd. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40% respectively. This assumes the blend is rebalanced monthly.

Asset Allocation Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

4

Fund Performance	NVIT Managed American Funds Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	Inception[2]
Class II	18.97%	7.15%	6.57%
S&P 500® Index	31.49%	11.70%	11.59%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.23%
Blended Index[3]	22.11%	8.35%	8.34%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 08, 2014.

[3]	The Blended Index comprises 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Expense Ratios
Expense Ratio^
Class II	0.96%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the respective share class’ actual results.

5

Fund Performance (cont.)	NVIT Managed American Funds Asset Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Managed American Funds Asset Allocation Fund from inception through 12/31/19 versus performance of the S&P 500® Index, the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Blended Index* for the same period. Unlike the Fund, the performance of these indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Fund’s Blended Index comprises 60% S&P 500® Index and 40% Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index.

6

Shareholder Expense Example	NVIT Managed American Funds Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Asset Allocation Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,077.50	3.61	0.69
	Hypothetical	(c)(d)	1,000.00	1,021.73	3.52	0.69

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Investments

December 31, 2019

NVIT Managed American Funds Asset Allocation Fund

Investment Company 95.4%

	Shares	Value

Balanced Fund 95.4%
American Funds Asset Allocation Fund, Class 1	91,640,174	$2,203,946,179

Total Investment Company (cost $2,040,139,953)		2,203,946,179

Total Investments (cost $2,040,139,953) — 95.4%		2,203,946,179

Other assets in excess of liabilities — 4.6%		105,995,803

NET ASSETS — 100.0%		$2,309,941,982

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
MSCI EAFE E-Mini Index	335	3/2020	USD	34,111,375	580,933
Russell 2000 E-Mini Index	67	3/2020	USD	5,596,510	100,909
S&P 500 E-Mini Index	1,517	3/2020	USD	245,078,935	6,232,786
S&P Midcap 400 E-Mini Index	37	3/2020	USD	7,639,760	167,926

					7,082,554

At December 31, 2019, the Fund had $12,685,200 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

December 31, 2019

NVIT Managed American Funds Asset Allocation Fund
Assets:
Investment security, at value (cost $2,040,139,953)	$2,203,946,179
Cash	93,720,911
Deposits with broker for futures contracts	12,685,200
Interest receivable	125,592
Receivable for capital shares issued	358,553
Receivable for variation margin on futures contracts	747,361
Prepaid expenses	2,970

Total Assets	2,311,586,766

Liabilities:
Payable for investment purchased	340,378
Payable for capital shares redeemed	261
Accrued expenses and other payables:
Investment advisory fees	287,453
Fund administration fees	57,883
Distribution fees	483,025
Administrative servicing fees	457,196
Accounting and transfer agent fees	198
Trustee fees	100
Custodian fees	100
Compliance program costs (Note 3)	2,265
Professional fees	12,251
Printing fees	3,574
Other	100

Total Liabilities	1,644,784

Net Assets	$2,309,941,982

Represented by:
Capital	$2,060,122,550
Total distributable earnings (loss)	249,819,432

Net Assets	$2,309,941,982

Net Assets:
Class II Shares	$2,309,941,982

Total	$2,309,941,982

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	195,801,428

Total	195,801,428

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.80

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2019

NVIT Managed American Funds Asset Allocation Fund
INVESTMENT INCOME:
Dividend income	$43,688,239
Interest income	1,922,426

Total Income	45,610,665

EXPENSES:
Investment advisory fees	3,021,758
Fund administration fees	497,002
Distribution fees Class II Shares	5,048,793
Administrative servicing fees Class II Shares	5,048,793
Professional fees	93,051
Printing fees	18,376
Trustee fees	71,777
Custodian fees	61,731
Accounting and transfer agent fees	1,200
Compliance program costs (Note 3)	8,648
Other	59,707

Total Expenses	13,930,836

NET INVESTMENT INCOME	31,679,829

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Underlying Fund	95,511,810
Net realized gains (losses) from:
Transactions in investment security	(93,256)
Expiration or closing of futures contracts (Note 2)	(10,336,633)

Net realized gains	85,081,921

Net change in unrealized appreciation/depreciation in the value of:
Investment security	228,927,592
Futures contracts (Note 2)	1,335,666

Net change in unrealized appreciation/depreciation	230,263,258

Net realized/unrealized gains	315,345,179

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$347,025,008

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	NVIT Managed American Funds Asset Allocation Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$31,679,829	$21,739,430
Net realized gains	85,081,921	61,540,388
Net change in unrealized appreciation/depreciation	230,263,258	(171,379,820)

Change in net assets resulting from operations	347,025,008	(88,100,002)

Distributions to Shareholders From:
Distributable earnings:
Class II	(95,686,748)	(103,645,311)

Change in net assets from shareholder distributions	(95,686,748)	(103,645,311)

Change in net assets from capital transactions	351,931,472	395,747,162

Change in net assets	603,269,732	204,001,849

Net Assets:
Beginning of year	1,706,672,250	1,502,670,401

End of year	$2,309,941,982	$1,706,672,250

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$272,884,410	$297,908,224
Dividends reinvested	95,686,748	103,645,311
Cost of shares redeemed	(16,639,686)	(5,806,373)

Total Class II Shares	351,931,472	395,747,162

Change in net assets from capital transactions	$351,931,472	$395,747,162

SHARE TRANSACTIONS:
Class II Shares
Issued	24,261,871	26,185,213
Reinvested	8,394,702	9,337,360
Redeemed	(1,477,145)	(502,407)

Total Class II Shares	31,179,428	35,020,166

Total change in shares	31,179,428	35,020,166

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Asset Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2019	$10.37	0.18	1.76	1.94	(0.19)	(0.32)	(0.51)	$11.80	18.97%		$2,309,941,982	0.69%	1.57%	0.69%	0.82%
Year Ended December 31, 2018	$11.59	0.15	(0.67)	(0.52)	(0.14)	(0.56)	(0.70)	$10.37	(4.82%	)	$1,706,672,250	0.69%	1.33%	0.69%	0.39%
Year Ended December 31, 2017	$10.16	0.13	1.64	1.77	(0.21)	(0.13)	(0.34)	$11.59	17.55%		$1,502,670,401	0.69%	1.21%	0.69%	1.60%
Year Ended December 31, 2016	$9.36	0.14	0.66	0.80	–	–	–	$10.16	8.55%		$989,061,462	0.69%	1.42%	0.69%	0.70%
Year Ended December 31, 2015	$9.92	0.18	(0.40)	(0.22)	(0.17)	(0.17)	(0.34)	$9.36	(2.25%	)	$595,232,350	0.71%	1.79%	0.71%	1.24%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2019 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

13

Notes to Financial Statements (Continued)

December 31, 2019 (Unaudited)

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Equity securities and shares of registered open-end Underlying Funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual or semiannual report which can be found at www.americanfunds.com.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is

14

Notes to Financial Statements (Continued)

December 31, 2019 (Unaudited)

closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Receivable for variation margin on futures contracts	$7,082,554
Total		$7,082,554
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(10,336,633)
Total	$(10,336,633)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$1,335,666
Total	$1,335,666

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$195,891,936
Average Notional Balance Short	$54,030,904

15

Notes to Financial Statements (Continued)

December 31, 2019 (Unaudited)

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that may be subject to netting arrangements on the “Statement of Assets and Liabilities.” At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. As of December 31, 2019, there were no permanent differences. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the

16

Notes to Financial Statements (Continued)

December 31, 2019 (Unaudited)

relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $2 billion	0.15%
$2 billion and more	0.14%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.15%. During the year ended December 31, 2019, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $86,104.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.23% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not

17

Notes to Financial Statements (Continued)

December 31, 2019 (Unaudited)

permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $497,002 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $8,648.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $5,048,793.

18

Notes to Financial Statements (Continued)

December 31, 2019 (Unaudited)

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $385,423,162 and sales of $15,733,474 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be found at www.americanfunds.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In

19

Notes to Financial Statements (Continued)

December 31, 2019 (Unaudited)

addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$37,237,257	$58,449,491	$95,686,748	$—	$95,686,748

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$33,902,684	$69,742,627	$103,645,311	$—	$103,645,311

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

20

Notes to Financial Statements (Continued)

December 31, 2019 (Unaudited)

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$35,845	$86,774,681	$86,810,526	$—	$163,008,906	$249,819,432

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,048,019,827	$163,008,906	$—	$163,008,906

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Managed American Funds Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Managed American Funds Asset Allocation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

22

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

23

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

24

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

25

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 66.63%.

The Fund designates $58,449,491, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

26

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

27

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

28

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

31

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

32

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

34

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

35

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2019

NVIT Managed American Funds

Growth-Income Fund

AR-AM-MGI 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Managed American Funds Growth-Income Fund

For the annual period ended December 31, 2019, the NVIT Managed American Funds Growth-Income Fund (Class II) returned 21.98%* versus 31.49% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the return for the Fund’s Morningstar® peer category, Large Blend (consisting of 289 funds as of December 31, 2019), was 30.66% for the same period.

The Fund consists of two parts: 95% of the Fund’s assets are invested in shares in the American Funds Growth-Income Fund (“Core Sleeve”) and the remaining 5% of the Fund’s assets are invested in a “volatility overlay” sleeve that controls the Fund’s overall equity exposure (“Volatility Overlay”).

Through the Volatility Overlay the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500, S&P MidCap® 400 Index, Russell 2000® Index and MSCI EAFE® Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions. The Volatility Overlay can increase the Fund’s equity exposure only up to the Core Sleeve’s current equity exposure but can decrease it to 0% as determined by the quantitative process that controls the overlay.

Equity volatility, as measured by the proprietary algorithm, gradually fell over the course of 2019. Broad market volatility (S&P 500) ranged between approximately 8% and 30%. The year 2019 began with relatively high volatility, which quickly subsided in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the third quarter of 2019 saw the increased level of volatility, which caused the algorithm to detract from performance, in line with other periods of rapid, “v-shaped” market movement. Overall, the overlay sleeve was a detractor from performance during the reporting period.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*High double-digit returns are unusual and cannot be sustained.

The Fund, through its Core Sleeve, is subject to the risks of its underlying fund. Growth funds may underperform other funds that use different investing styles. Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Volatility Overlay may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). In addition, through its Volatility Overlay, the Fund is subject to cash position risk (the Fund may miss investment opportunities). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

3

Fund Commentary (cont.)	NVIT Managed American Funds Growth-Income Fund

Below is the 2019 annual report commentary from American Funds Insurance Series® Growth-Income Fund (Growth-Income Fund), which is the core investment of the NVIT Managed American Funds Growth-Income Fund (Fund). The Growth-Income Fund’s performance return shown below and the Fund’s performance return given above are different because different expense ratios apply to the Growth-Income Fund versus the Fund and because the latter contains an overlay investment that manages the volatility of that Fund as described above.

Growth-Income Fund gained 26.46% for the 12 months ended December 31, 2019. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 31.49%.

U.S. equities had their strongest annual gains since 2013, ending the year near all-time highs. Stocks rose steadily, posting gains in 10 of 12 months. The U.S. trade war with China occasionally caused volatility, but the resilient U.S. economy and the Federal Reserve’s return to accommodative policies helped steer markets higher. Information technology companies posted the highest returns, with a gain of nearly 48% in aggregate. Outside the U.S., European stocks advanced despite signs of slowing economic growth, a near-recession in Germany and Brexit-related uncertainty in the U.K. that remained unresolved until the very last month of the year. Emerging markets stocks advanced, overcoming bouts of volatility tied to global trade tensions, China’s economic slowdown and a strong U.S. dollar.

Regarding the fund, investments in the industrials sector contributed the most to the fund’s relative returns. Among industrials, aircraft component manufacturer TransDigm Group added the most to the fund’s relative results. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.

Growth-Income Fund Portfolio Managers:

J. Blair Frank, Claudia P. Huntington, S. Keiko McKibben, Donald D. O’Neal, William L. Robbins and Dylan Yolles – Capital Research and Management CompanySM

1Source: S&P Dow Jones Indices LLC

Growth-Income Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

4

Fund Performance	NVIT Managed American Funds Growth-Income Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	Inception[2]
Class II	21.98%	9.77%	9.41%
S&P 500® Index	31.49%	11.70%	11.59%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 08, 2014.

Expense Ratios

Net Expense Ratio^
Class II	0.98%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (cont.)	NVIT Managed American Funds Growth-Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Managed American Funds Growth-Income Fund from inception through 12/31/19 versus performance of the S&P 500® Index for the same period. Unlike the Fund, the performance for the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	NVIT Managed American Funds Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Growth-Income Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,076.60	3.66	0.70
	Hypothetical	(c)(d)	1,000.00	1,021.68	3.57	0.70

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Investments

December 31, 2019

NVIT Managed American Funds Growth-Income Fund

Investment Company 97.5%

	Shares	Value

Equity Fund 97.5%
American Funds Growth-Income Fund, Class 1	10,061,209	$510,203,914

Total Investment Company (cost $477,679,199)		510,203,914

Total Investments (cost $477,679,199) — 97.5%		510,203,914

Other assets in excess of liabilities — 2.5%		13,207,759

NET ASSETS — 100.0%		$523,411,673

Futures contracts outstanding as of December 31, 2019:
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
MSCI EAFE E-Mini Index	18	3/2020	USD	1,832,850	31,648
Russell 2000 E-Mini Index	2	3/2020	USD	167,060	3,380
S&P 500 E-Mini Index	64	3/2020	USD	10,339,520	262,474
S&P Midcap 400 E-Mini Index	1	3/2020	USD	206,480	4,592

					302,094

At December 31, 2019, the Fund had $547,140 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

December 31, 2019

NVIT Managed American Funds Growth-Income Fund
Assets:
Investment security, at value (cost $477,679,199)	$510,203,914
Cash	12,958,651
Deposits with broker for futures contracts	547,140
Interest receivable	17,740
Receivable for capital shares issued	99,029
Receivable for variation margin on futures contracts	34,229
Prepaid expenses	628

Total Assets	523,861,331

Liabilities:
Payable for investment purchased	93,963
Payable for capital shares redeemed	120
Accrued expenses and other payables:
Investment advisory fees	65,205
Fund administration fees	20,525
Distribution fees	108,862
Administrative servicing fees	109,802
Accounting and transfer agent fees	54
Trustee fees	100
Custodian fees	100
Compliance program costs (Note 3)	504
Professional fees	10,569
Printing fees	4,254
Recoupment fees (Note 3)	35,500
Other	100

Total Liabilities	449,658

Net Assets	$523,411,673

Represented by:
Capital	$461,838,893
Total distributable earnings (loss)	61,572,780

Net Assets	$523,411,673

Net Assets:
Class II Shares	$523,411,673

Total	$523,411,673

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	44,088,926

Total	44,088,926

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.87

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2019

NVIT Managed American Funds Growth-Income Fund
INVESTMENT INCOME:
Dividend income	$8,776,984
Interest income	260,346

Total Income	9,037,330

EXPENSES:
Investment advisory fees	649,111
Fund administration fees	136,903
Distribution fees Class II Shares	1,082,039
Administrative servicing fees Class II Shares	1,082,039
Professional fees	31,803
Printing fees	12,974
Trustee fees	15,376
Custodian fees	13,779
Accounting and transfer agent fees	301
Compliance program costs (Note 3)	1,838
Recoupment fees (Note 3)	35,500
Other	8,653

Total Expenses	3,070,316

NET INVESTMENT INCOME	5,967,014

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Underlying Fund	40,681,222
Net realized gains (losses) from:
Transactions in investment security	747,868
Expiration or closing of futures contracts (Note 2)	(6,773,410)

Net realized gains	34,655,680

Net change in unrealized appreciation/depreciation in the value of:
Investment security	46,400,103
Futures contracts (Note 2)	(1,510,872)

Net change in unrealized appreciation/depreciation	44,889,231

Net realized/unrealized gains	79,544,911

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$85,511,925

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	NVIT Managed American Funds Growth-Income Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$5,967,014	$3,530,763
Net realized gains	34,655,680	17,498,104
Net change in unrealized appreciation/depreciation	44,889,231	(32,242,174)

Change in net assets resulting from operations	85,511,925	(11,213,307)

Distributions to Shareholders From:
Distributable earnings:
Class II	(26,021,166)	(16,831,351)

Change in net assets from shareholder distributions	(26,021,166)	(16,831,351)

Change in net assets from capital transactions	123,676,134	95,990,303

Change in net assets	183,166,893	67,945,645

Net Assets:
Beginning of year	340,244,780	272,299,135

End of year	$523,411,673	$340,244,780

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$109,702,911	$100,690,017
Dividends reinvested	26,021,166	16,831,351
Cost of shares redeemed	(12,047,943)	(21,531,065)

Total Class II Shares	123,676,134	95,990,303

Change in net assets from capital transactions	$123,676,134	$95,990,303

SHARE TRANSACTIONS:
Class II Shares
Issued	9,805,391	8,868,699
Reinvested	2,310,599	1,497,894
Redeemed	(1,045,257)	(1,839,946)

Total Class II Shares	11,070,733	8,526,647

Total change in shares	11,070,733	8,526,647

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Growth-Income Fund

		Operations			Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)(g)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2019	$10.30	0.16	2.06	2.22	(0.17)	(0.48)	–	(0.65)	$11.87	21.98%		$523,411,673	0.71%	1.38%	0.71%	2.71%
Year Ended December 31, 2018	$11.12	0.13	(0.38)	(0.25)	(0.11)	(0.46)	–	(0.57)	$10.30	(2.58%	)	$340,244,780	0.72%	1.11%	0.72%	6.21%
Year Ended December 31, 2017	$9.23	0.12	1.88	2.00	(0.10)	(0.01)	–	(0.11)	$11.12	21.70%		$272,299,135	0.72%	1.17%	0.72%	5.92%
Year Ended December 31, 2016	$8.99	0.13	0.78	0.91	(0.13)	(0.54)	–	(0.67)	$9.23	10.04%		$143,388,667	0.72%	1.46%	0.76%	10.43%
Year Ended December 31, 2015	$10.15	0.13	(0.13)	–	(0.10)	(0.95)	(0.11)	(1.16)	$8.99	0.14%		$70,848,729	0.69%	1.24%	0.84%	2.83%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Expense ratios include expenses reimbursed to the Advisor.
(g)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

13

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Equity securities and shares of registered open-end Underlying Funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual or semiannual report which can be found at www.americanfunds.com.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (‘‘futures contracts’’) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is

14

Notes to Financial Statements (Continued)

December 31, 2019

closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Receivable for variation margin on futures contracts	$302,094
Total		$302,094
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(6,773,410)
Total	$(6,773,410)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(1,510,872)
Total	$(1,510,872)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$8,729,849
Average Notional Balance Short	$16,494,530

15

Notes to Financial Statements (Continued)

December 31, 2019

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that may be subject to netting arrangements on the “Statement of Assets and Liabilities.” At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

16

Notes to Financial Statements (Continued)

December 31, 2019

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.15%
$500 million and more	0.14%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.15%. During the year ended December 31, 2019, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $18,434.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.22% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no

17

Notes to Financial Statements (Continued)

December 31, 2019

higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA. Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2019, the Fund reimbursed NFA in the amount of $35,500.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $136,903 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,838.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

18

Notes to Financial Statements (Continued)

December 31, 2019

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $1,082,039.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $150,797,097 and sales of $11,400,634 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be found at www.americanfunds.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

19

Notes to Financial Statements (Continued)

December 31, 2019

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,155,933	$18,865,233	$26,021,166	$—	$26,021,166

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,280,458	$12,550,893	$16,831,351	$—	$16,831,351

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

20

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,779,417	$31,487,456	$33,266,873	$—	$28,305,907	$61,572,780

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$482,200,101	$28,305,907	$—	$28,305,907

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Managed American Funds Growth-Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Managed American Funds Growth-Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

22

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

23

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.
●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund,

24

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees

25

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $18,865,233, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

26

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

27

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

28

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

31

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

32

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

34

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

35

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2019

NVIT Investor Destinations Aggressive Fund

AR-ID-AG 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Investor Destinations Aggressive Fund

For the annual period ended December 31, 2019, the NVIT Investor Destinations Aggressive Fund (Class II) returned 23.73%* versus 25.93% for its benchmark, the Morningstar® Aggressive Target Risk Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 85%+ Equity (consisting of 62 funds as of December 31, 2019), was 25.00% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the Fund’s 13 underlying investments held during the reporting period posted positive returns. The underlying NVIT S&P 500 Index Fund returned 31.33% and was the largest contributor to the Fund’s returns for the period. The underlying NVIT International Index Fund was the next-highest contributor to Fund performance, returning 21.89% during the period as global equities rallied. The Nationwide Contract and Nationwide Risk-Based International Equity ETF had positive returns of 2.56% and 16.56%, respectively, but contributed the least to the Fund’s performance during the reporting period.

During the reporting period, the Fund removed the underlying Nationwide Ziegler Equity Income Fund via in-kind redemption and replaced it with the NVIT S&P 500 Index Fund, favoring large-cap blend stocks. The Fund also marginally reduced its allocation to the underlying NVIT International Index Fund while increasing its allocations to the underlying NVIT Emerging Markets Fund and NVIT S&P 500 Index Fund. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

3

Fund Commentary (cont.)	NVIT Investor Destinations Aggressive Fund

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, NFA, Nationwide Life nor any of its affiliates guarantees the Fund’s performance or that the Fund will provide a certain level of income. The financial health of Nationwide Life may have a greater impact on the value of the Fund. If Nationwide Life becomes unable to meet the contract terms, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Aggressive Fund

Asset Allocation1

Equity Funds	90.4%
Fixed Income Funds	7.8%
Investment Contract	1.9%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

NVIT S&P 500 Index Fund, Class Y	36.4%
NVIT International Index Fund, Class Y	24.8%
NVIT Mid Cap Index Fund, Class Y	14.6%
NVIT Emerging Markets Fund, Class Y	6.9%
Nationwide Core Plus Bond Fund, Class R6	3.9%
NVIT Bond Index Fund, Class Y	3.9%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.6%
Nationwide Risk-Based International Equity ETF	2.0%
NVIT Small Cap Index Fund, Class Y	2.0%
Nationwide Contract	1.9%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Investor Destinations Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	23.73%	7.68%	9.45%
Class P	23.80%	7.83%	9.58%	[2]
Morningstar® Aggressive Target Risk Index	25.93%	8.85%	10.09%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012

Expense Ratios

Expense Ratio^
Class II	0.88%
Class P	0.73%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Aggressive Fund versus performance of the Morningstar® Aggressive Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Aggressive Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,076.90	3.09	0.59
	Hypothetical	(c)(d)	1,000.00	1,022.23	3.01	0.59
Class P Shares	Actual	(c)	1,000.00	1,077.40	2.30	0.44
	Hypothetical	(c)(d)	1,000.00	1,022.99	2.24	0.44

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Investor Destinations Aggressive Fund

Investment Companies 92.5%

	Shares	Value

Equity Funds 84.7%
NVIT Emerging Markets Fund, Class Y (a)	1,508,599	$20,290,661
NVIT International Index Fund, Class Y (a)	7,146,633	73,110,055
NVIT Mid Cap Index Fund, Class Y (a)	1,993,559	43,080,816
NVIT S&P 500 Index Fund, Class Y (a)	5,440,335	107,011,388
NVIT Small Cap Index Fund, Class Y (a)	703,406	5,753,861

Total Equity Funds (cost $206,479,274)		249,246,781

Fixed Income Funds 7.8%
Nationwide Core Plus Bond Fund, Class R6 (a)	1,098,144	11,420,700
NVIT Bond Index Fund, Class Y (a)	1,068,434	11,410,876

Total Fixed Income Funds (cost $22,443,009)		22,831,576

Total Investment Companies (cost $228,922,283)		272,078,357

Exchange Traded Funds 5.7%
Equity Funds 5.7%
Nationwide Maximum Diversification U.S. Core Equity ETF (a)	347,402	10,745,144
Nationwide Risk-Based International Equity ETF (a)	230,020	5,939,392

Total Exchange Traded Funds (cost $14,458,676)		16,684,536

Investment Contract 1.9%

	Principal Amount

Nationwide Contract, 2.50%¥ (a)(b)	$5,481,755	5,481,755

Total Investment Contract (cost $5,481,755)		5,481,755

Total Investments (cost $248,862,714) — 100.1%		294,244,648

Liabilities in excess of other assets — (0.1)%		(172,678)

NET ASSETS — 100.0%		$294,071,970

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT Investor Destinations Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $248,862,714)	$294,244,648
Interest receivable	24
Receivable for capital shares issued	34,677
Prepaid expenses	442

Total Assets	294,279,791

Liabilities:
Payable for investments purchased	9,845
Payable for capital shares redeemed	5,843
Cash overdraft (Note 2)	18,489
Accrued expenses and other payables:
Investment advisory fees	31,986
Fund administration fees	16,328
Distribution fees	61,540
Administrative servicing fees	40,488
Accounting and transfer agent fees	130
Trustee fees	100
Custodian fees	3,305
Compliance program costs (Note 3)	292
Professional fees	10,699
Printing fees	3,857
Other	4,919

Total Liabilities	207,821

Net Assets	$294,071,970

Represented by:
Capital	$235,841,197
Total distributable earnings (loss)	58,230,773

Net Assets	$294,071,970

Net Assets:
Class II Shares	$267,227,664
Class P Shares	26,844,306

Total	$294,071,970

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	21,558,869
Class P Shares	2,182,429

Total	23,741,298

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.40
Class P Shares	$12.30

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$6,750,525
Interest income from affiliated issuers	140,347
Dividend income from unaffiliated issuers	539
Interest income (unaffiliated)	496
Income from securities lending (Note 2)	97

Total Income	6,892,004

EXPENSES:
Investment advisory fees	363,879
Fund administration fees	103,551
Distribution fees Class II Shares	641,945
Distribution fees Class P Shares	57,830
Administrative servicing fees Class II Shares	385,168
Professional fees	26,425
Printing fees	11,711
Trustee fees	10,053
Custodian fees	11,793
Accounting and transfer agent fees	536
Compliance program costs (Note 3)	1,167
Other	5,178

Total expenses before earnings credit	1,619,236

Earnings credit (Note 5)	(37)

Net Expenses	1,619,199

NET INVESTMENT INCOME	5,272,805

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	12,835,764
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	8,935,164
Transactions in investment securities of unaffiliated issuers	(396)

Net realized gains	21,770,532

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	32,019,624

Net realized/unrealized gains	53,790,156

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$59,062,961

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Aggressive Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$5,272,805	$4,376,939
Net realized gains	21,770,532	25,533,166
Net change in unrealized appreciation/depreciation	32,019,624	(55,300,706)

Change in net assets resulting from operations	59,062,961	(25,390,601)

Distributions to Shareholders From:
Distributable earnings:
Class II	(27,723,591)	(26,913,610)
Class P	(2,669,342)	(2,029,935)

Change in net assets from shareholder distributions	(30,392,933)	(28,943,545)

Change in net assets from capital transactions	4,659,738	(1,788,026)

Change in net assets	33,329,766	(56,122,172)

Net Assets:
Beginning of year	260,742,204	316,864,376

End of year	$294,071,970	$260,742,204

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$11,378,663	$15,481,550
Dividends reinvested	27,723,591	26,913,610
Cost of shares redeemed	(39,672,493)	(48,347,795)

Total Class II Shares	(570,239)	(5,952,635)

Class P Shares
Proceeds from shares issued	3,661,486	4,103,497
Dividends reinvested	2,669,342	2,029,935
Cost of shares redeemed	(1,100,851)	(1,968,823)

Total Class P Shares	5,229,977	4,164,609

Change in net assets from capital transactions	$4,659,738	$(1,788,026)

SHARE TRANSACTIONS:
Class II Shares
Issued	912,897	1,147,617
Reinvested	2,347,629	2,143,820
Redeemed	(3,221,307)	(3,663,262)

Total Class II Shares	39,219	(371,825)

Class P Shares
Issued	298,137	323,899
Reinvested	227,155	163,084
Redeemed	(89,639)	(150,331)

Total Class P Shares	435,653	336,652

Total change in shares	474,872	(35,173)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2019	$11.21	0.23	2.34	2.57	(0.24)	(1.14)	(1.38)	$12.40	23.73%		$267,227,664	0.59%	1.86%	0.59%	12.92%	(g)
Year Ended December 31, 2018	$13.60	0.19	(1.27)	(1.08)	(0.19)	(1.12)	(1.31)	$11.21	(8.85%	)	$241,289,511	0.59%	1.42%	0.59%	17.14%
Year Ended December 31, 2017	$12.56	0.19	2.06	2.25	(0.20)	(1.01)	(1.21)	$13.60	18.43%		$297,792,516	0.59%	1.46%	0.59%	17.58%
Year Ended December 31, 2016	$12.61	0.19	0.95	1.14	(0.20)	(0.99)	(1.19)	$12.56	9.47%		$268,268,215	0.59%	1.54%	0.59%	13.64%
Year Ended December 31, 2015	$12.93	0.17	(0.30)	(0.13)	(0.19)	–	(0.19)	$12.61	(1.00%	)	$276,290,065	0.59%	1.32%	0.59%	9.33%

Class P Shares
Year Ended December 31, 2019	$11.14	0.27	2.29	2.56	(0.26)	(1.14)	(1.40)	$12.30	23.80%		$26,844,306	0.44%	2.19%	0.44%	12.92%	(g)
Year Ended December 31, 2018	$13.52	0.22	(1.27)	(1.05)	(0.21)	(1.12)	(1.33)	$11.14	(8.66%	)	$19,452,693	0.44%	1.70%	0.44%	17.14%
Year Ended December 31, 2017	$12.49	0.25	2.02	2.27	(0.23)	(1.01)	(1.24)	$13.52	18.65%		$19,071,860	0.44%	1.88%	0.44%	17.58%
Year Ended December 31, 2016	$12.56	0.25	0.90	1.15	(0.23)	(0.99)	(1.22)	$12.49	9.52%		$12,672,755	0.44%	1.96%	0.44%	13.64%
Year Ended December 31, 2015	$12.88	0.23	(0.33)	(0.10)	(0.22)	–	(0.22)	$12.56	(0.79%	)	$8,660,130	0.44%	1.78%	0.44%	9.33%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

14

Notes to Financial Statements (Continued)

December 31, 2019

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

15

Notes to Financial Statements (Continued)

December 31, 2019

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract is reinvested in the Nationwide Contract. Therefore, the par value represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through December 31, 2019, the rate was 2.50%. Effective January 1, 2020, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$16,684,536	$—	$—	$16,684,536
Investment Companies	272,078,357	—	—	272,078,357
Investment Contract	—	—	5,481,755	5,481,755
Total	$288,762,893	$—	$5,481,755	$294,244,648

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2018	$5,596,237	$5,596,237
Purchases*	598,599	598,599
Sales	(713,081)	(713,081)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$5,481,755	$5,481,755

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50% (2.50%)
		Daily Transactions	$1.00 ($1.00)
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract

16

Notes to Financial Statements (Continued)

December 31, 2019

at its discretion. The Fair Valuation Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

17

Notes to Financial Statements (Continued)

December 31, 2019

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $18,489 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a

18

Notes to Financial Statements (Continued)

December 31, 2019

lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Fund did not have any portfolio securities on loan.

19

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the Fund did not invest in any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals,

20

Notes to Financial Statements (Continued)

December 31, 2019

cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.13%.

21

Notes to Financial Statements (Continued)

December 31, 2019

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $103,551 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,167.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $385,168.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in

22

Notes to Financial Statements (Continued)

December 31, 2019

addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

During the year ended December 31, 2019, shares of the Nationwide Ziegler Equity Income Fund held by the Fund were redeemed in-kind for securities and cash in the amount of $2,850,433 and $36,131, respectively. The Fund subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	—	2,620,943	25,149	(2,886,564	)(a)	(210,291)	450,763	—	25,149	—
NVIT Emerging Markets Fund, Class Y	1,508,599	18,585,463	1,391,517	(3,218,762)		(264,182)	3,796,625	20,290,661	487,873	—
NVIT International Index Fund, Class Y	7,146,633	70,621,272	4,746,404	(14,049,016)		2,855,610	8,935,785	73,110,055	2,457,241	137,296
NVIT Mid Cap Index Fund, Class Y	1,993,559	38,186,907	8,915,710	(6,314,344)		989,497	1,303,046	43,080,816	599,052	6,538,024
NVIT S&P 500 Index Fund, Class Y	5,440,335	84,389,118	15,831,674	(12,931,545)		5,668,618	14,053,523	107,011,388	2,116,497	4,156,098
NVIT Small Cap Index Fund, Class Y	703,406	4,976,031	2,235,150	(613,915)		(138,255)	(705,150)	5,753,861	66,657	2,000,698
Nationwide Core Plus Bond Fund, Class R6	1,098,144	10,833,177	1,153,282	(1,254,934)		(10,719)	699,894	11,420,700	355,935	3,648
NVIT Bond Index Fund, Class Y	1,068,434	10,799,797	1,220,413	(1,241,098)		(7,365)	639,129	11,410,876	304,158	—
Nationwide Maximum Diversification U.S. Core Equity ETF	347,402	9,049,223	—	(494,893)		52,309	2,138,505	10,745,144	180,869	—
Nationwide Risk-Based International Equity ETF	230,020	5,252,516	99	(20,669)		(58)	707,504	5,939,392	157,094	—
Nationwide Contract^¥ (b)	$5,481,755	5,596,237	598,599	(713,081)		—	—	5,481,755	140,347	—
Total		260,910,684	36,117,997	(43,738,821)		8,935,164	32,019,624	294,244,648	6,890,872	12,835,764

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)	Proceeds from sales includes securities received in-kind.
(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

23

Notes to Financial Statements (Continued)

December 31, 2019

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or an exchange traded fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Purchases*^	Sales#
$36,117,997	$43,738,821
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds of $2,850,433.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds of $2,850,036.

24

Notes to Financial Statements (Continued)

December 31, 2019

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,640,551	$24,752,382	$30,392,933	$—	$30,392,933

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

25

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,466,042	$24,477,503	$28,943,545	$—	$28,943,545

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$622,441	$18,352,082	$18,974,523	$—	$39,256,250	$58,230,773

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$254,988,398	$43,463,353	$(4,207,103)	$39,256,250

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and Nationwide Contract issuer. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”), must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory

Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional

28

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved. In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable). and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees considered that the total expense ratio (including 12b-1/non-12b-1 fees) of each Fund was lower than its peer group median, except for NVIT Investor Destinations Moderately Aggressive Fund whose total expense ratio was approximately at its peer group median. The Trustees noted that all but three of the Funds paid actual management fees at rates at or below their peer group median, and that the remaining three Funds paid actual management fees at rates within an acceptable range above their peer group median. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of

29

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Moderate Fund, and NVIT Investor Destinations Moderately Aggressive Fund achieved investment performance at or above the median of the funds in its peer group for the three-year period ended June 30, 2019, or, in the case of the NVIT Investor Capital Appreciation Fund, below the peer group median but within the third quintile of its peer group. With respect to the remaining Funds (other than NVIT Investor Destinations Managed Growth & Income Fund), which ranked less favorably against the funds in their peer groups, the Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, including that each of the Funds has allocated a smaller portion of its assets to equity securities than many of its peers, and that each of the Funds has tended to have a fixed-income duration shorter than that of many of its peers, both of which contributed to the Funds’ relative underperformance. The Trustees considered statements by the Adviser as to steps it is taking to bring the Funds’ asset allocations more closely in line with peer allocations. As to the NVIT Investor Destinations Managed Growth & Income Fund, which ranked less favorably than its peer group median and in the fourth quintile, the Trustees considered the Adviser’s statement that the Fund’s volatility overlay may be expected to have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance, and steps the Adviser was taking to improve relative performance, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the Funds’ advisory fee rate schedules are not subject to contractual breakpoints. The Trustees noted that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds, and the Adviser’s view that those breakpoints provide investors benefits arising from the growth of those underlying funds. The Trustees determined to continue to monitor the fees paid at the Fund level over time to determine whether breakpoints might be appropriate there as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 40.33%.

30

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

The Fund designates $24,752,382, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $2,219,418 or $0.0935 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $212,212 or $0.0089 per outstanding share.

31

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

34

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

36

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

37

Market Index Definitions (cont.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

38

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

39

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

40

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

41

Annual Report

December 31, 2019

NVIT Investor Destinations Balanced Fund

AR-ID-BAL 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Investor Destinations Balanced Fund

For the annual period ended December 31, 2019, the NVIT Investor Destinations Balanced Fund (Class II) returned 15.34%* versus 19.04% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 30% to 50% Equity (consisting of 176 funds as of December 31, 2019), was 15.29% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the Fund’s 13 underlying investments held during the reporting period posted positive returns. The underlying NVIT S&P 500 Index Fund returned 31.33% and was the largest contributor to the Fund’s returns for the period. The underlying NVIT International Index Fund was the next-highest contributor to Fund performance, returning 21.89% during the period as global equities rallied. The Nationwide Contract and the underlying Nationwide Loomis Short Term Bond Fund had positive returns of 2.56% and 4.48%, respectively, but contributed the least to the Fund’s performance during the reporting period.

During the reporting period, the Fund removed the underlying Nationwide Ziegler Equity Income Fund via in-kind redemption and replaced it with the NVIT S&P 500 Index Fund, favoring large-cap blend stocks. The Fund also marginally reduced its allocation to the underlying NVIT International Index Fund while increasing its allocations to the underlying NVIT Emerging Markets Fund and NVIT S&P 500 Index Fund. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

3

Fund Commentary (cont.)	NVIT Investor Destinations Balanced Fund

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, NFA, Nationwide Life nor any of its affiliates guarantees the Fund’s performance or that the Fund will provide a certain level of income. The financial health of Nationwide Life may have a greater impact on the value of the Fund. If Nationwide Life becomes unable to meet the contract terms, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Balanced Fund

Asset Allocation1

Equity Funds	51.4%
Fixed Income Funds	35.4%
Investment Contract	13.3%
Repurchase Agreements†	0.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

NVIT Bond Index Fund, Class Y	22.7%
NVIT S&P 500 Index Fund, Class Y	22.5%
NVIT International Index Fund, Class Y	15.7%
Nationwide Contract	13.3%
Nationwide Core Plus Bond Fund, Class R6	7.9%
NVIT Mid Cap Index Fund, Class Y	5.5%
NVIT Short Term Bond Fund, Class Y	4.8%
NVIT Emerging Markets Fund, Class Y	3.5%
Nationwide Risk-Based U.S. Equity ETF	1.6%
NVIT Small Cap Index Fund, Class Y	1.5%
Other Holdings#	1.0%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Investor Destinations Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	15.34%	5.29%	6.41%
Class P	15.51%	5.46%	6.35%	[2]
Morningstar® Moderate Target Risk Index	19.04%	6.75%	7.72%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Balanced Fund versus performance of the Morningstar® Moderate Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Balanced Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,049.80	2.94	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	1,051.10	2.17	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Investor Destinations Balanced Fund

Investment Companies 84.1%

	Shares	Value

Equity Funds 48.7%
NVIT Emerging Markets Fund, Class Y (a)	4,160,958	$55,964,879
NVIT International Index Fund, Class Y (a)	24,439,569	250,016,792
NVIT Mid Cap Index Fund, Class Y (a)	4,031,828	87,127,800
NVIT S&P 500 Index Fund, Class Y (a)	18,180,003	357,600,652
NVIT Small Cap Index Fund, Class Y (a)	2,909,967	23,803,529

Total Equity Funds (cost $670,204,198)		774,513,652

Fixed Income Funds 35.4%
Nationwide Core Plus Bond Fund, Class R6 (a)	12,114,314	125,988,868
NVIT Bond Index Fund, Class Y (a)	33,882,110	361,860,932
NVIT Short Term Bond Fund, Class Y (a)	7,384,956	76,138,897

Total Fixed Income Funds (cost $563,690,665)		563,988,697

Total Investment Companies (cost $1,233,894,863)		1,338,502,349

Exchange Traded Funds 2.7%
Equity Funds 2.7%
Nationwide Risk-Based International Equity ETF(a)	632,188	16,323,853
Nationwide Risk-Based U.S. Equity ETF(a)(b)	843,554	25,905,543

Total Exchange Traded Funds (cost $36,891,565)		42,229,396

Investment Contract 13.3%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(c)	$211,585,099	211,585,099

Total Investment Contract (cost $211,585,099)		211,585,099

Repurchase Agreements 0.0%†
Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $19,932, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $20,329. (d)(e)	19,930	19,930
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $8,821, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $8,996. (d)(e)	8,820	8,820

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $10,001, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $10,200. (d)(e)	$10,000	$10,000
Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $5,001, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $5,100. (d)(e)	5,000	5,000

Total Repurchase Agreements (cost $43,750)		43,750

Total Investments (cost $1,482,415,277) — 100.1%		1,592,360,594

Liabilities in excess of other assets — (0.1)%		(844,327)

NET ASSETS — 100.0%		$1,591,516,267

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $42,994, which was collateralized by cash used to purchase repurchase agreements with a total value of $43,750.

(c)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $43,750.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT Investor Destinations Balanced Fund
Assets:
Investment securities of affiliated issuers, at value* (cost $1,482,371,527)	$1,592,316,844
Repurchase agreements, at value (cost $43,750)	43,750
Interest receivable	42
Securities lending income receivable	6
Receivable for investments sold	320,893
Receivable for capital shares issued	26,238
Prepaid expenses	2,455

Total Assets	1,592,710,228

Liabilities:
Payable for capital shares redeemed	349,899
Cash overdraft (Note 2)	5,534
Payable upon return of securities loaned (Note 2)	43,750
Accrued expenses and other payables:
Investment advisory fees	174,711
Fund administration fees	44,240
Distribution fees	336,134
Administrative servicing fees	198,628
Accounting and transfer agent fees	218
Trustee fees	100
Custodian fees	19,560
Compliance program costs (Note 3)	1,616
Professional fees	13,024
Printing fees	6,447
Other	100

Total Liabilities	1,193,961

Net Assets	$1,591,516,267

Represented by:
Capital	$1,439,955,987
Total distributable earnings (loss)	151,560,280

Net Assets	$1,591,516,267

Net Assets:
Class II Shares	$1,582,104,171
Class P Shares	9,412,096

Total	$1,591,516,267

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	103,670,748
Class P Shares	618,924

Total	104,289,672

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$15.26
Class P Shares	$15.21

*	Includes value of securities on loan of $42,994 (Note 2).

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT Investor Destinations Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$35,539,601
Interest income from affiliated issuers	5,495,512
Dividend income from unaffiliated issuers	11,845
Interest income (unaffiliated)	8,078
Income from securities lending (Note 2)	76

Total Income	41,055,112

EXPENSES:
Investment advisory fees	2,027,474
Fund administration fees	393,946
Distribution fees Class II Shares	3,878,144
Distribution fees Class P Shares	20,884
Administrative servicing fees Class II Shares	2,326,898
Professional fees	76,426
Printing fees	17,179
Trustee fees	56,010
Custodian fees	61,246
Accounting and transfer agent fees	1,137
Compliance program costs (Note 3)	6,643
Other	31,834

Total expenses before earnings credit	8,897,821

Earnings credit (Note 5)	(394)

Net Expenses	8,897,427

NET INVESTMENT INCOME	32,157,685

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	35,830,447
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	6,355,160
Transactions in investment securities of unaffiliated issuers	(8,702)

Net realized gains	42,176,905

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	146,309,572

Net realized/unrealized gains	188,486,477

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$220,644,162

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Balanced Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$32,157,685	$30,084,316
Net realized gains	42,176,905	94,206,713
Net change in unrealized appreciation/depreciation	146,309,572	(199,221,740)

Change in net assets resulting from operations	220,644,162	(74,930,711)

Distributions to Shareholders From:
Distributable earnings:
Class II	(127,406,892)	(96,774,300)
Class P	(751,400)	(479,812)

Change in net assets from shareholder distributions	(128,158,292)	(97,254,112)

Change in net assets from capital transactions	15,732,136	(7,094,299)

Change in net assets	108,218,006	(179,279,122)

Net Assets:
Beginning of year	1,483,298,261	1,662,577,383

End of year	$1,591,516,267	$1,483,298,261

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$26,967,759	$25,057,849
Dividends reinvested	127,406,892	96,774,300
Cost of shares redeemed	(140,220,667)	(130,286,654)

Total Class II Shares	14,153,984	(8,454,505)

Class P Shares
Proceeds from shares issued	1,807,724	1,092,023
Dividends reinvested	751,400	479,812
Cost of shares redeemed	(980,972)	(211,629)

Total Class P Shares	1,578,152	1,360,206

Change in net assets from capital transactions	$15,732,136	$(7,094,299)

SHARE TRANSACTIONS:
Class II Shares
Issued	1,764,213	1,571,771
Reinvested	8,507,426	6,374,658
Redeemed	(9,132,799)	(8,216,598)

Total Class II Shares	1,138,840	(270,169)

Class P Shares
Issued	117,943	69,296
Reinvested	50,261	31,739
Redeemed	(64,011)	(13,547)

Total Class P Shares	104,193	87,488

Total change in shares	1,243,033	(182,681)

The accompanying notes are an integral part of these financial statements.

12

Statement of Cash Flows

For the Year Ended December 31, 2019

NVIT Investor Destinations Balanced Fund
DECREASE IN CASH
Cash flows provided by operating activities
Net increase in net assets from operations	$220,644,162
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(116,426,782)
Proceeds from disposition of investment securities of affiliated issuers	175,090,287
Proceeds from disposition of investment securities of unaffiliated issuers	62,605,606
Proceeds/Purchases of short-term investments, net	(43,750)
Reinvestment of dividend income from affiliated issuers	(35,539,601)
Reinvestment of interest income from affiliated issuers	(5,495,512)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(146,309,572)
Reinvestment of net realized gain distributions from affiliated underlying funds	(35,830,447)
Net realized gain from investment transactions with affiliated issuers	(6,355,160)
Net realized loss from transactions in investment securities of unaffiliated issuers	8,702
Increase in receivable for investments sold	(108,596)
Increase in securities lending income receivable	(6)
Increase in interest and dividends receivable	(42)
Decrease in prepaid expenses	26
Decrease in payable for investments purchased	(957,601)
Increase in collateral for securities lending payable	43,750
Increase in investment advisory fees payable	9,281
Decrease in fund administration fees payable	(3,481)
Increase in distribution fees payable	17,896
Increase in administrative servicing fees payable	10,520
Decrease in accounting and transfer agent fees payable	(82)
Decrease in trustee fees payable	(573)
Increase in custodian fees payable	5,921
Increase in compliance program costs payable	36
Decrease in professional fees payable	(439)
Decrease in printing fees payable	(2,679)
Decrease in other payables	(10,242)

Net cash provided by operating activities	111,351,622

Cash flows used in financing activities
Proceeds from shares issued	28,756,383
Cost of shares redeemed	(141,065,128)
Cash overdraft	5,534

Net cash used in financing activities	(112,303,211)

Net decrease in cash	(951,589)

Cash:
Beginning of period	951,589

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $128,158,292.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $76,865,560.

Non-cash operating activities not included herein consist of securities received in-kind from affiiliated issuers of $62,614,308.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2019	$14.39	0.32	1.84	2.16	(0.33)	(0.96)	(1.29)	$15.26	15.34%		$1,582,104,171	0.57%	2.06%	0.57%	12.40%	(g)
Year Ended December 31, 2018	$16.11	0.30	(1.04)	(0.74)	(0.30)	(0.68)	(0.98)	$14.39	(4.85%	)	$1,475,911,717	0.57%	1.87%	0.57%	13.01%
Year Ended December 31, 2017	$15.12	0.27	1.40	1.67	(0.29)	(0.39)	(0.68)	$16.11	11.13%		$1,655,714,228	0.57%	1.73%	0.57%	10.76%
Year Ended December 31, 2016	$14.84	0.29	0.64	0.93	(0.29)	(0.36)	(0.65)	$15.12	6.30%		$1,547,268,999	0.57%	1.92%	0.57%	6.90%
Year Ended December 31, 2015	$15.47	0.27	(0.30)	(0.03)	(0.26)	(0.34)	(0.60)	$14.84	(0.17%	)	$1,356,409,775	0.57%	1.74%	0.57%	9.65%

Class P Shares
Year Ended December 31, 2019	$14.35	0.37	1.81	2.18	(0.36)	(0.96)	(1.32)	$15.21	15.51%		$9,412,096	0.42%	2.42%	0.42%	12.40%	(g)
Year Ended December 31, 2018	$16.06	0.34	(1.04)	(0.70)	(0.33)	(0.68)	(1.01)	$14.35	(4.63%	)	$7,386,544	0.42%	2.16%	0.42%	13.01%
Year Ended December 31, 2017	$15.08	0.31	1.38	1.69	(0.32)	(0.39)	(0.71)	$16.06	11.27%		$6,863,155	0.42%	1.98%	0.42%	10.76%
Year Ended December 31, 2016	$14.81	0.33	0.61	0.94	(0.31)	(0.36)	(0.67)	$15.08	6.42%		$5,460,690	0.42%	2.21%	0.42%	6.90%
Year Ended December 31, 2015	$15.44	0.31	(0.32)	(0.01)	(0.28)	(0.34)	(0.62)	$14.81	(0.01%	)	$4,055,486	0.42%	2.00%	0.42%	9.65%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2019

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

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Notes to Financial Statements (Continued)

December 31, 2019

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract is reinvested in the Nationwide Contract. Therefore, the par value represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through December 31, 2019, the rate was 2.50%. Effective January 1, 2020, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$42,229,396	$—	$—	$42,229,396
Investment Companies	1,338,502,349	—	—	1,338,502,349
Investment Contract	—	—	211,585,099	211,585,099
Repurchase Agreements	—	43,750	—	43,750
Total	$1,380,731,745	$43,750	$211,585,099	$1,592,360,594

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2018	$219,852,077	$219,852,077
Purchases*	12,702,731	12,702,731
Sales	(20,969,709)	(20,969,709)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$211,585,099	$211,585,099

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50% (2.50%)
		Daily Transactions	$1.00 ($1.00)
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would

17

Notes to Financial Statements (Continued)

December 31, 2019

terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Valuation Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

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Notes to Financial Statements (Continued)

December 31, 2019

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $5,534 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a

19

Notes to Financial Statements (Continued)

December 31, 2019

lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $43,750, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

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Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

21

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$19,930	$—	$19,930	$(19,930)	$—
Citigroup Global Markets Ltd.	8,820	—	8,820	(8,820)	—
Nomura Securities International, Inc.	10,000	—	10,000	(10,000)	—
Pershing LLC	5,000	—	5,000	(5,000)	—
Total	$43,750	$—	$43,750	$(43,750)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise

22

Notes to Financial Statements (Continued)

December 31, 2019

when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, restricted cash, money market funds and other investments held in lieu of cash.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

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Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $393,946 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

24

Notes to Financial Statements (Continued)

December 31, 2019

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $6,643.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $2,326,898.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

During the year ended December 31, 2019, shares of the Nationwide Ziegler Equity Income Fund held by the Fund were redeemed in-kind for securities and cash in the amount of $62,614,308 and $744,300, respectively. The Fund subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

25

Notes to Financial Statements (Continued)

December 31, 2019

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	—	58,124,816	552,002	(64,011,441	)(a)	(3,939,171)	9,273,794	—	552,002	—
NVIT Emerging Markets Fund, Class Y	4,160,958	34,405,984	18,274,618	(4,270,370)		(296,906)	7,851,553	55,964,879	1,351,332	—
NVIT International Index Fund, Class Y	24,439,569	246,138,928	14,254,620	(51,636,229)		4,558,748	36,700,725	250,016,792	8,442,338	468,670
NVIT Mid Cap Index Fund, Class Y	4,031,828	74,048,638	15,720,885	(6,985,688)		(812,876)	5,156,841	87,127,800	1,218,037	13,198,809
NVIT S&P 500 Index Fund, Class Y	18,180,003	229,644,194	94,564,352	(27,132,619)		8,780,205	51,744,520	357,600,652	7,105,015	13,862,138
NVIT Small Cap Index Fund, Class Y	2,909,967	20,092,790	9,156,771	(1,905,188)		(538,955)	(3,001,889)	23,803,529	277,215	8,260,606
Nationwide Core Plus Bond Fund, Class R6	12,114,314	127,667,436	5,626,333	(15,104,591)		(231,936)	8,031,626	125,988,868	4,002,453	40,224
NVIT Bond Index Fund, Class Y	33,882,110	356,575,274	18,919,315	(34,035,266)		(1,199,952)	21,601,561	361,860,932	9,699,279	—
NVIT Short Term Bond Fund, Class Y	7,384,956	80,444,954	3,385,494	(9,155,572)		(176,831)	1,640,852	76,138,897	1,985,296	—
Nationwide Risk-Based International Equity ETF	632,188	14,449,870	99,665	(171,399)		(304)	1,946,021	16,323,853	431,749	—
Nationwide Risk-Based U.S. Equity ETF	843,554	22,619,404	35,556	(2,326,523)		213,138	5,363,968	25,905,543	474,885	—
Nationwide Contract^¥ (b)	$211,585,099	219,852,077	12,702,731	(20,969,709)		—	—	211,585,099	5,495,512	—
Total		1,484,064,365	193,292,342	(237,704,595)		6,355,160	146,309,572	1,592,316,844	41,035,113	35,830,447

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)	Proceeds from sales includes securities received in-kind.
(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or an exchange traded fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the

26

Notes to Financial Statements (Continued)

December 31, 2019

Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Purchases*^	Sales#
$193,292,342	$237,704,595
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds of $62,614,308.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds of $62,605,606.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for

27

Notes to Financial Statements (Continued)

December 31, 2019

series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$34,219,799	$93,938,493	$128,158,292	$—	$128,158,292

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$30,332,547	$66,921,565	$97,254,112	$—	$97,254,112

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

28

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,818,196	$42,771,621	$45,589,817	$—	$105,970,463	$151,560,280

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,486,390,131	$120,048,340	$(14,077,877)	$105,970,463

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Balanced Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, Nationwide Contract issuer and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

30

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”), must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory

Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional

31

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved. In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable). and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees considered that the total expense ratio (including 12b-1/non-12b-1 fees) of each Fund was lower than its peer group median, except for NVIT Investor Destinations Moderately Aggressive Fund whose total expense ratio was approximately at its peer group median. The Trustees noted that all but three of the Funds paid actual management fees at rates at or below their peer group median, and that the remaining three Funds paid actual management fees at rates within an acceptable range above their peer group median. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of

32

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Moderate Fund, and NVIT Investor Destinations Moderately Aggressive Fund achieved investment performance at or above the median of the funds in its peer group for the three-year period ended June 30, 2019, or, in the case of the NVIT Investor Capital Appreciation Fund, below the peer group median but within the third quintile of its peer group. With respect to the remaining Funds (other than NVIT Investor Destinations Managed Growth & Income Fund), which ranked less favorably against the funds in their peer groups, the Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, including that each of the Funds has allocated a smaller portion of its assets to equity securities than many of its peers, and that each of the Funds has tended to have a fixed-income duration shorter than that of many of its peers, both of which contributed to the Funds’ relative underperformance. The Trustees considered statements by the Adviser as to steps it is taking to bring the Funds’ asset allocations more closely in line with peer allocations. As to the NVIT Investor Destinations Managed Growth & Income Fund, which ranked less favorably than its peer group median and in the fourth quintile, the Trustees considered the Adviser’s statement that the Fund’s volatility overlay may be expected to have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance, and steps the Adviser was taking to improve relative performance, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the Funds’ advisory fee rate schedules are not subject to contractual breakpoints. The Trustees noted that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds, and the Adviser’s view that those breakpoints provide investors benefits arising from the growth of those underlying funds. The Trustees determined to continue to monitor the fees paid at the Fund level over time to determine whether breakpoints might be appropriate there as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 21.86%.

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

The Fund designates $93,938,493, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $7,475,777 or $0.0717 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $680,913 or $0.0065 per outstanding share.

34

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

39

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

40

Market Index Definitions (cont.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

41

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

42

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

43

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

44

Annual Report

December 31, 2019

NVIT Investor Destinations Capital Appreciation Fund

AR-ID-CAP 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Investor Destinations Capital Appreciation Fund

For the annual period ended December 31, 2019, the NVIT Investor Destinations Capital Appreciation Fund (Class II) returned 19.94%* versus 19.04% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 381 funds as of December 31, 2019), was 19.27% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the Fund’s 13 underlying investments held during the reporting period posted positive returns. The underlying NVIT S&P 500 Index Fund returned 31.33% and was the largest contributor to the Fund’s returns for the period. The underlying NVIT International Index Fund was the next-highest contributor to Fund performance, returning 21.89% during the period as global equities rallied. The Nationwide Contract and the underlying Nationwide Loomis Short Term Bond Fund had positive returns of 2.56% and 4.48%, respectively, but contributed the least to the Fund’s performance during the reporting period.

During the reporting period, the Fund removed the underlying Nationwide Ziegler Equity Income Fund via in-kind redemption and replaced it with the NVIT S&P 500 Index Fund, favoring large-cap blend stocks. The Fund also marginally reduced its allocation to the underlying NVIT International Index Fund while increasing its allocations to the underlying NVIT Emerging Markets Fund and NVIT S&P 500 Index Fund. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

3

Fund Commentary (cont.)	NVIT Investor Destinations Capital Appreciation Fund

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, NFA, Nationwide Life nor any of its affiliates guarantees the Fund’s performance or that the Fund will provide a certain level of income. The financial health of Nationwide Life may have a greater impact on the value of the Fund. If Nationwide Life becomes unable to meet the contract terms, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Capital Appreciation Fund

Asset Allocation1

Equity Funds	71.1%
Fixed Income Funds	24.3%
Investment Contract	4.7%
Repurchase Agreements†	0.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

NVIT S&P 500 Index Fund, Class Y	32.4%
NVIT International Index Fund, Class Y	19.5%
NVIT Bond Index Fund, Class Y	16.6%
NVIT Mid Cap Index Fund, Class Y	7.8%
Nationwide Core Plus Bond Fund, Class R6	4.9%
Nationwide Contract	4.7%
NVIT Emerging Markets Fund, Class Y	4.4%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.8%
NVIT Short Term Bond Fund, Class Y	2.8%
NVIT Small Cap Index Fund, Class Y	2.0%
Other Holdings#	1.1%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Investor Destinations Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	19.94%	6.66%	8.01%
Class P	20.11%	6.82%	8.17%	[2]
Morningstar® Moderate Target Risk Index	19.04%	6.75%	7.72%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.84%
Class P	0.69%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Capital Appreciation Fund versus performance of the Morningstar® Moderate Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Capital Appreciation Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,064.60	2.97	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	1,065.50	2.19	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Investor Destinations Capital Appreciation Fund

Investment Companies 90.5%

	Shares	Value

Equity Funds 66.2%
NVIT Emerging Markets Fund, Class Y (a)	4,817,541	$64,795,922
NVIT International Index Fund, Class Y (a)	27,733,870	283,717,491
NVIT Mid Cap Index Fund, Class Y (a)	5,286,799	114,247,723
NVIT S&P 500 Index Fund, Class Y (a)	24,035,067	472,769,768
NVIT Small Cap Index Fund, Class Y (a)	3,496,957	28,605,112

Total Equity Funds (cost $745,354,467)		964,136,016

Fixed Income Funds 24.3%
Nationwide Core Plus Bond Fund, Class R6 (a)	6,836,608	71,100,728
NVIT Bond Index Fund, Class Y (a)	22,615,019	241,528,400
NVIT Short Term Bond Fund, Class Y (a)	3,997,424	41,213,440

Total Fixed Income Funds (cost $353,058,125)		353,842,568

Total Investment Companies (cost $1,098,412,592)		1,317,978,584

Exchange Traded Funds 4.9%
Equity Funds 4.9%
Nationwide Maximum Diversification U.S. Core Equity ETF (a)(b)	1,798,101	55,615,264
Nationwide Risk-Based International Equity ETF (a)	597,913	15,438,831

Total Exchange Traded Funds (cost $59,906,775)		71,054,095

Investment Contract 4.7%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(c)	$68,150,362	68,150,362

Total Investment Contract (cost $68,150,362)		68,150,362

Repurchase Agreements 0.0%†
Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $110,785, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $112,991. (d)(e)	110,775	110,775
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $59,696, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $60,884. (d)(e)	59,690	59,690

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $100,009, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $102,000. (d)(e)	$100,000	$100,000
Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $20,002, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% -10.50%, maturing 1/2/2020 -11/20/2069; total market value $20,400. (d)(e)	20,000	20,000

Total Repurchase Agreements (cost $290,465)		290,465

Total Investments (cost $1,226,760,194) — 100.1%		1,457,473,506

Liabilities in excess of other assets — (0.1)%		(1,027,830)

NET ASSETS — 100.0%		$1,456,445,676

^	Value determined using significant unobservable inputs.
¥	Fair valued security.
†	Amount rounds to less than 0.1%.
(a)	Investment in affiliate.
(b)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $284,556, which was collateralized by cash used to purchase repurchase agreements with a total value of $290,465.

(c)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $290,465.
(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT Investor Destinations Capital Appreciation Fund
Assets:
Investment securities of affiliated issuers, at value* (cost $1,226,469,729)	$1,457,183,041
Repurchase agreements, at value (cost $290,465)	290,465
Interest receivable	62
Securities lending income receivable	133
Receivable for investments sold	154,271
Receivable for capital shares issued	1,119
Prepaid expenses	2,297

Total Assets	1,457,631,388

Liabilities:
Payable for capital shares redeemed	135,272
Cash overdraft (Note 2)	27,460
Payable upon return of securities loaned (Note 2)	290,465
Accrued expenses and other payables:
Investment advisory fees	159,522
Fund administration fees	41,332
Distribution fees	306,916
Administrative servicing fees	184,150
Accounting and transfer agent fees	198
Trustee fees	100
Custodian fees	18,698
Compliance program costs (Note 3)	1,472
Professional fees	13,316
Printing fees	5,532
Other	1,279

Total Liabilities	1,185,712

Net Assets	$1,456,445,676

Represented by:
Capital	$1,148,201,483
Total distributable earnings (loss)	308,244,193

Net Assets	$1,456,445,676

Net Assets:
Class II Shares	$1,445,670,067
Class P Shares	10,775,609

Total	$1,456,445,676

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	82,841,671
Class P Shares	620,953

Total	83,462,624

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$17.45
Class P Shares	$17.35

*	Includes value of securities on loan of $284,556 (Note 2).

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT Investor Destinations Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$34,038,072
Interest income from affiliated issuers	1,807,906
Dividend income from unaffiliated issuers	5,630
Interest income (unaffiliated)	4,324
Income from securities lending (Note 2)	567

Total Income	35,856,499

EXPENSES:
Investment advisory fees	1,874,084
Fund administration fees	367,177
Distribution fees Class II Shares	3,579,983
Distribution fees Class P Shares	24,061
Administrative servicing fees Class II Shares	2,148,001
Professional fees	72,105
Printing fees	14,484
Trustee fees	51,554
Custodian fees	59,691
Accounting and transfer agent fees	1,040
Compliance program costs (Note 3)	6,062
Other	27,884

Total expenses before earnings credit	8,226,126

Earnings credit (Note 5)	(293)

Net Expenses	8,225,833

NET INVESTMENT INCOME	27,630,666

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	47,028,624
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	30,489,059
Transactions in investment securities of unaffiliated issuers	(4,135)

Net realized gains	77,513,548

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	155,157,009

Net realized/unrealized gains	232,670,557

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$260,301,223

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Capital Appreciation Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$27,630,666	$25,092,604
Net realized gains	77,513,548	105,961,041
Net change in unrealized appreciation/depreciation	155,157,009	(225,819,421)

Change in net assets resulting from operations	260,301,223	(94,765,776)

Distributions to Shareholders From:
Distributable earnings:
Class II	(133,689,260)	(117,195,864)
Class P	(963,384)	(675,264)

Change in net assets from shareholder distributions	(134,652,644)	(117,871,128)

Change in net assets from capital transactions	(40,126,230)	(25,985,020)

Change in net assets	85,522,349	(238,621,924)

Net Assets:
Beginning of year	1,370,923,327	1,609,545,251

End of year	$1,456,445,676	$1,370,923,327

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$3,313,957	$16,009,874
Dividends reinvested	133,689,260	117,195,864
Cost of shares redeemed	(178,743,843)	(161,231,923)

Total Class II Shares	(41,740,626)	(28,026,185)

Class P Shares
Proceeds from shares issued	1,049,544	1,816,503
Dividends reinvested	963,384	675,264
Cost of shares redeemed	(398,532)	(450,602)

Total Class P Shares	1,614,396	2,041,165

Change in net assets from capital transactions	$(40,126,230)	$(25,985,020)

SHARE TRANSACTIONS:
Class II Shares
Issued	192,331	863,415
Reinvested	7,918,893	6,724,612
Redeemed	(10,258,931)	(8,855,457)

Total Class II Shares	(2,147,707)	(1,267,430)

Class P Shares
Issued	60,989	100,918
Reinvested	57,265	39,063
Redeemed	(23,056)	(24,919)

Total Class P Shares	95,198	115,062

Total change in shares	(2,052,509)	(1,152,368)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2019	$16.03	0.33	2.78	3.11	(0.36)	(1.33)	(1.69)	$17.45	19.94%		$1,445,670,067	0.57%	1.91%	0.57%	9.90%	(g)
Year Ended December 31, 2018	$18.57	0.30	(1.41)	(1.11)	(0.30)	(1.13)	(1.43)	$16.03	(6.47%	)	$1,362,536,105	0.57%	1.63%	0.57%	11.49%
Year Ended December 31, 2017	$17.06	0.28	2.21	2.49	(0.30)	(0.68)	(0.98)	$18.57	14.81%		$1,601,948,889	0.57%	1.56%	0.57%	11.50%
Year Ended December 31, 2016	$16.78	0.29	0.99	1.28	(0.31)	(0.69)	(1.00)	$17.06	7.74%		$1,501,709,451	0.57%	1.72%	0.57%	6.98%
Year Ended December 31, 2015	$17.82	0.27	(0.38)	(0.11)	(0.27)	(0.66)	(0.93)	$16.78	(0.53%	)	$1,471,446,086	0.57%	1.53%	0.57%	9.53%

Class P Shares
Year Ended December 31, 2019	$15.95	0.39	2.73	3.12	(0.39)	(1.33)	(1.72)	$17.35	20.11%		$10,775,609	0.42%	2.25%	0.42%	9.90%	(g)
Year Ended December 31, 2018	$18.50	0.37	(1.45)	(1.08)	(0.34)	(1.13)	(1.47)	$15.95	(6.36%	)	$8,387,222	0.42%	2.03%	0.42%	11.49%
Year Ended December 31, 2017	$17.00	0.34	2.18	2.52	(0.34)	(0.68)	(1.02)	$18.50	14.99%		$7,596,362	0.42%	1.89%	0.42%	11.50%
Year Ended December 31, 2016	$16.72	0.35	0.96	1.31	(0.34)	(0.69)	(1.03)	$17.00	7.95%		$5,718,553	0.42%	2.05%	0.42%	6.98%
Year Ended December 31, 2015	$17.77	0.35	(0.43)	(0.08)	(0.31)	(0.66)	(0.97)	$16.72	(0.39%	)	$4,388,637	0.42%	1.98%	0.42%	9.53%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

14

Notes to Financial Statements (Continued)

December 31, 2019

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

15

Notes to Financial Statements (Continued)

December 31, 2019

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract is reinvested in the Nationwide Contract. Therefore, the par value represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through December 31, 2019, the rate was 2.50%. Effective January 1, 2020, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$71,054,095	$—	$—	$71,054,095
Investment Companies	1,317,978,584	—	—	1,317,978,584
Investment Contract	—	—	68,150,362	68,150,362
Repurchase Agreements	—	290,465	—	290,465
Total	$1,389,032,679	$290,465	$68,150,362	$1,457,473,506

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2018	$74,622,647	$74,622,647
Purchases*	4,608,523	4,608,523
Sales	(11,080,808)	(11,080,808)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$68,150,362	$68,150,362

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50% (2.50%)
		Daily Transactions	$1.00 ($1.00)
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract

16

Notes to Financial Statements (Continued)

December 31, 2019

to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Valuation Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may

17

Notes to Financial Statements (Continued)

December 31, 2019

differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $27,460 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears

18

Notes to Financial Statements (Continued)

December 31, 2019

interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $290,465, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the

19

Notes to Financial Statements (Continued)

December 31, 2019

Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

20

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$110,775	$—	$110,775	$(110,775)	$—
Citigroup Global Markets Ltd.	59,690	—	59,690	(59,690)	—
Nomura Securities International, Inc.	100,000	—	100,000	(100,000)	—
Pershing LLC	20,000	—	20,000	(20,000)	—
Total	$290,465	$—	$290,465	$(290,465)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily

21

Notes to Financial Statements (Continued)

December 31, 2019

attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

22

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $367,177 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

23

Notes to Financial Statements (Continued)

December 31, 2019

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $6,062.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $2,148,001.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

During the year ending December 31, 2019, shares of the Nationwide Ziegler Equity Income Fund held by the Fund were redeemed in-kind for securities and cash in the amount of $29,758,460 and $354,826, respectively. The Fund subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

24

Notes to Financial Statements (Continued)

December 31, 2019

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	—	28,092,535	262,357	(30,915,334	)(a)	(2,105,322)	4,665,764	—	262,357	—
NVIT Emerging Markets Fund, Class Y	4,817,541	47,599,508	16,543,162	(9,042,141)		(671,246)	10,366,639	64,795,922	1,573,450	—
NVIT International Index Fund, Class Y	27,733,870	277,015,344	10,429,562	(50,148,580)		5,347,816	41,073,349	283,717,491	9,619,911	542,270
NVIT Mid Cap Index Fund, Class Y	5,286,799	103,138,797	19,450,888	(14,697,029)		802,552	5,552,515	114,247,723	1,601,833	17,654,145
NVIT S&P 500 Index Fund, Class Y	24,035,067	391,550,186	58,236,812	(69,217,345)		29,247,535	62,952,580	472,769,768	9,431,302	18,681,366
NVIT Small Cap Index Fund, Class Y	3,496,957	25,326,345	10,906,442	(3,363,407)		(943,986)	(3,320,282)	28,605,112	334,154	10,128,139
Nationwide Core Plus Bond Fund, Class R6	6,836,608	74,976,165	4,137,783	(12,525,034)		(201,567)	4,713,381	71,100,728	2,303,302	22,704
NVIT Bond Index Fund, Class Y	22,615,019	242,855,426	15,619,114	(31,042,888)		(1,144,364)	15,241,112	241,528,400	6,489,028	—
NVIT Short Term Bond Fund, Class Y	3,997,424	45,553,555	2,260,070	(7,432,776)		(165,038)	997,629	41,213,440	1,078,114	—
Nationwide Maximum Diversification U.S. Core Equity ETF	1,798,101	47,086,297	—	(2,855,258)		325,507	11,058,718	55,615,264	936,153	—
Nationwide Risk-Based International Equity ETF	597,913	13,825,180	—	(239,125)		(2,828)	1,855,604	15,438,831	408,468	—
Nationwide Contract^¥(b)	$68,150,362	74,622,647	4,608,523	(11,080,808)		—	—	68,150,362	1,807,906	—
Total		1,371,641,985	142,454,713	(242,559,725)		30,489,059	155,157,009	1,457,183,041	35,845,978	47,028,624

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)	Proceeds from sales includes securities received in-kind.
(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or an exchange traded fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

25

Notes to Financial Statements (Continued)

December 31, 2019

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Purchases*^	Sales#
$142,454,713	$242,559,725
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds of $29,758,460.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds of $29,754,325.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion

26

Notes to Financial Statements (Continued)

December 31, 2019

of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$30,067,906	$104,584,738	$134,652,644	$—	$134,652,644

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$25,480,657	$92,390,471	$117,871,128	$—	$117,871,128

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

27

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,623,092	$78,120,214	$80,743,306	$—	$227,500,887	$308,244,193

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,229,972,619	$236,575,299	$(9,074,412)	$227,500,887

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Capital Appreciation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, Nationwide Contract issuer and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

29

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”), must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory

Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional

30

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved. In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable). and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees considered that the total expense ratio (including 12b-1/non-12b-1 fees) of each Fund was lower than its peer group median, except for NVIT Investor Destinations Moderately Aggressive Fund whose total expense ratio was approximately at its peer group median. The Trustees noted that all but three of the Funds paid actual management fees at rates at or below their peer group median, and that the remaining three Funds paid actual management fees at rates within an acceptable range above their peer group median. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of

31

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Moderate Fund, and NVIT Investor Destinations Moderately Aggressive Fund achieved investment performance at or above the median of the funds in its peer group for the three-year period ended June 30, 2019, or, in the case of the NVIT Investor Capital Appreciation Fund, below the peer group median but within the third quintile of its peer group. With respect to the remaining Funds (other than NVIT Investor Destinations Managed Growth & Income Fund), which ranked less favorably against the funds in their peer groups, the Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, including that each of the Funds has allocated a smaller portion of its assets to equity securities than many of its peers, and that each of the Funds has tended to have a fixed-income duration shorter than that of many of its peers, both of which contributed to the Funds’ relative underperformance. The Trustees considered statements by the Adviser as to steps it is taking to bring the Funds’ asset allocations more closely in line with peer allocations. As to the NVIT Investor Destinations Managed Growth & Income Fund, which ranked less favorably than its peer group median and in the fourth quintile, the Trustees considered the Adviser’s statement that the Fund’s volatility overlay may be expected to have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance, and steps the Adviser was taking to improve relative performance, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the Funds’ advisory fee rate schedules are not subject to contractual breakpoints. The Trustees noted that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds, and the Adviser’s view that those breakpoints provide investors benefits arising from the growth of those underlying funds. The Trustees determined to continue to monitor the fees paid at the Fund level over time to determine whether breakpoints might be appropriate there as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 33.52%.

32

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

The Fund designates $104,584,738, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $8,330,218 or $0.0998 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $771,650 or $0.0092 per outstanding share.

33

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

34

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

38

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

39

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

40

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

41

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

42

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

43

Annual Report

December 31, 2019

NVIT Investor Destinations Conservative Fund

AR-ID-CON 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Investor Destinations Conservative Fund

For the annual period ended December 31, 2019, the NVIT Investor Destinations Conservative Fund (Class II) returned 9.53% versus 11.23% for its benchmark, the Morningstar® Conservative Target Risk Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 15% to 30% Equity (consisting of 59 funds as of December 31, 2019), was 11.65% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the Fund’s 13 underlying investments held during the reporting period posted positive returns. The underlying NVIT S&P 500 Index Fund returned 31.33% and was the largest contributor to the Fund’s returns for the period. The NVIT International Index was the next-highest contributor to Fund performance, returning 21.89% during the period as global equities rallied. The Nationwide Small Cap Index Fund and Nationwide Risk-Based International Equity ETF had positive returns of 25.40% and 16.56%, respectively, but contributed the least to the Fund’s performance during the reporting period.

During the reporting period, the Fund removed the underlying Nationwide Ziegler Equity Income Fund via in-kind redemption and replaced it with the NVIT S&P 500 Index Fund, favoring large-cap blend stocks. The Fund also marginally reduced its allocation to the underlying NVIT International Index Fund while increasing its allocations to the underlying NVIT Emerging Markets Fund and NVIT S&P 500 Index Fund. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s

3

Fund Commentary (cont.)	NVIT Investor Destinations Conservative Fund

investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, NFA, Nationwide Life nor any of its affiliates guarantees the Fund’s performance or that the Fund will provide a certain level of income. The financial health of Nationwide Life may have a greater impact on the value of the Fund. If Nationwide Life becomes unable to meet the contract terms, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Conservative Fund

Asset Allocation1

Fixed Income Funds	55.7%
Investment Contract	22.8%
Equity Funds	21.6%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

NVIT Bond Index Fund, Class Y	29.1%
Nationwide Contract	22.8%
Nationwide Core Plus Bond Fund, Class R6	11.1%
NVIT Short Term Bond Fund, Class Y	10.6%
NVIT S&P 500 Index Fund, Class Y	8.8%
NVIT International Index Fund, Class Y	6.3%
Nationwide Inflation-Protected Securities Fund, Class R6	5.0%
Nationwide Risk-Based U.S. Equity ETF	1.7%
NVIT Emerging Markets Fund, Class Y	1.6%
NVIT Mid Cap Index Fund, Class Y	1.5%
Other Holdings	1.5%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Investor Destinations Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	9.53%	3.51%	4.02%
Class P	9.65%	3.67%	3.86%	[2]
Morningstar® Conservative Target Risk Index	11.23%	4.05%	4.53%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Conservative Fund versus performance of the Morningstar® Conservative Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Conservative Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,029.20	2.97	0.58
	Hypothetical	(c)(d)	1,000.00	1,022.28	2.96	0.58
Class P Shares	Actual	(c)	1,000.00	1,030.00	2.20	0.43
	Hypothetical	(c)(d)	1,000.00	1,023.04	2.19	0.43

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Investor Destinations Conservative Fund

Investment Companies 74.5%

	Shares	Value

Equity Funds 18.8%
NVIT Emerging Markets Fund, Class Y (a)	811,954	$10,920,775
NVIT International Index Fund, Class Y (a)	4,263,965	43,620,359
NVIT Mid Cap Index Fund, Class Y (a)	490,660	10,603,159
NVIT S&P 500 Index Fund, Class Y (a)	3,115,924	61,290,229
NVIT Small Cap Index Fund, Class Y (a)	429,677	3,514,757

Total Equity Funds (cost $118,950,428)		129,949,279

Fixed Income Funds 55.7%
Nationwide Core Plus Bond Fund, Class R6 (a)	7,375,505	76,705,255
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	3,431,137	34,585,862
NVIT Bond Index Fund, Class Y (a)	18,856,681	201,389,353
NVIT Short Term Bond Fund, Class Y (a)	7,123,983	73,448,267

Total Fixed Income Funds (cost $383,122,892)		386,128,737

Total Investment Companies (cost $502,073,320)		516,078,016

Exchange Traded Funds 2.8%
Equity Funds 2.8%
Nationwide Risk-Based International Equity ETF (a)	278,905	7,201,662
Nationwide Risk-Based U.S. Equity ETF (a)	385,381	11,835,050

Total Exchange Traded Funds (cost $16,628,418)		19,036,712

Investment Contract 22.8%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(b)	$157,988,678	157,988,678

Total Investment Contract (cost $157,988,678)		157,988,678

Total Investments (cost $676,690,416) — 100.1%		693,103,406

Liabilities in excess of other assets — (0.1)%		(366,006)

NET ASSETS — 100.0%		$692,737,400

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.
(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT Investor Destinations Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $676,690,416)	$693,103,406
Interest receivable	20
Receivable for capital shares issued	336,182
Prepaid expenses	1,111

Total Assets	693,440,719

Liabilities:
Payable for investments purchased	306,853
Payable for capital shares redeemed	9,674
Cash overdraft (Note 2)	11,859
Accrued expenses and other payables:
Investment advisory fees	78,304
Fund administration fees	25,395
Distribution fees	150,652
Administrative servicing fees	90,276
Accounting and transfer agent fees	163
Trustee fees	100
Custodian fees	10,696
Compliance program costs (Note 3)	731
Professional fees	11,378
Printing fees	3,599
Other	3,639

Total Liabilities	703,319

Net Assets	$692,737,400

Represented by:
Capital	$673,369,481
Total distributable earnings (loss)	19,367,919

Net Assets	$692,737,400

Net Assets:
Class II Shares	$688,612,905
Class P Shares	4,124,495

Total	$692,737,400

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	69,010,382
Class P Shares	415,295

Total	69,425,677

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.98
Class P Shares	$9.93

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$14,353,721
Interest income from affiliated issuers	4,169,230
Dividend income from unaffiliated issuers	2,644
Interest income (unaffiliated)	1,989
Income from securities lending (Note 2)	65

Total Income	18,527,649

EXPENSES:
Investment advisory fees	914,903
Fund administration fees	199,684
Distribution fees Class II Shares	1,749,893
Distribution fees Class P Shares	9,553
Administrative servicing fees Class II Shares	1,049,942
Professional fees	43,137
Printing fees	14,363
Trustee fees	25,496
Custodian fees	27,466
Accounting and transfer agent fees	758
Compliance program costs (Note 3)	3,050
Other	13,108

Total expenses before earnings credit	4,051,353

Earnings credit (Note 5)	(158)

Net Expenses	4,051,195

NET INVESTMENT INCOME	14,476,454

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Unaffiliated Funds	5,333,192
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(30,679)
Transactions in investment securities of unaffiliated issuers	(1,942)

Net realized gains	5,300,571

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	43,952,288

Net realized/unrealized gains	49,252,859

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$63,729,313

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Conservative Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$14,476,454	$14,532,053
Net realized gains	5,300,571	12,314,511
Net change in unrealized appreciation/depreciation	43,952,288	(39,162,504)

Change in net assets resulting from operations	63,729,313	(12,315,940)

Distributions to Shareholders From:
Distributable earnings:
Class II	(28,932,415)	(28,230,523)
Class P	(174,155)	(144,373)

Change in net assets from shareholder distributions	(29,106,570)	(28,374,896)

Change in net assets from capital transactions	(29,325,285)	(22,922,622)

Change in net assets	5,297,458	(63,613,458)

Net Assets:
Beginning of year	687,439,942	751,053,400

End of year	$692,737,400	$687,439,942

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$94,224,510	$82,669,873
Dividends reinvested	28,932,415	28,230,523
Cost of shares redeemed	(152,877,812)	(134,669,380)

Total Class II Shares	(29,720,887)	(23,768,984)

Class P Shares
Proceeds from shares issued	493,909	1,740,313
Dividends reinvested	174,155	144,373
Cost of shares redeemed	(272,462)	(1,038,324)

Total Class P Shares	395,602	846,362

Change in net assets from capital transactions	$(29,325,285)	$(22,922,622)

SHARE TRANSACTIONS:
Class II Shares
Issued	9,475,908	8,320,731
Reinvested	2,903,332	2,913,137
Redeemed	(15,335,912)	(13,476,530)

Total Class II Shares	(2,956,672)	(2,242,662)

Class P Shares
Issued	49,556	176,000
Reinvested	17,556	14,993
Redeemed	(27,564)	(105,481)

Total Class P Shares	39,548	85,512

Total change in shares	(2,917,124)	(2,157,150)

The accompanying notes are an integral part of these financial statements.

12

Statement of Cash Flows

For the Year Ended December 31, 2019

NVIT Investor Destinations Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities
Net increase in net assets from operations	$63,729,313
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(87,502,102)
Proceeds from disposition of investment securities of affiliated issuers	136,007,367
Proceeds from disposition of investment securities of unaffiliated issuers	13,976,643
Reinvestment of dividend income from affiliated issuers	(14,353,721)
Reinvestment of interest income from affiliated issuers	(4,169,230)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(43,952,288)
Reinvestment of net realized gain distributions from affiliated underlying funds	(5,333,192)
Net realized loss from investment transactions with affiliated issuers	30,679
Net realized loss from transactions in investment securities of unaffiliated issuers	1,942
Decrease in receivable for investments sold	275,692
Increase in interest and dividends receivable	(20)
Increase in prepaid expenses	(18)
Decrease in payable for investments purchased	(275,299)
Increase in investment advisory fees payable	2,654
Decrease in fund administration fees payable	(1,853)
Increase in distribution fees payable	5,124
Increase in administrative servicing fees payable	2,977
Decrease in accounting and transfer agent fees payable	(49)
Decrease in trustee fees payable	(181)
Increase in custodian fees payable	2,648
Increase in compliance program costs payable	22
Decrease in professional fees payable	(124)
Decrease in printing fees payable	(700)
Decrease in other payables	(6,276)

Net cash provided by operating activities	58,440,008

Cash flows used in financing activities
Proceeds from shares issued	94,385,108
Cost of shares redeemed	(153,416,336)
Cash overdraft	11,859

Net cash used in financing activities	(59,019,369)

Net decrease in cash	(579,361)

Cash:
Beginning of period	579,361

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $29,106,570.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $23,856,143.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $13,978,585.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2019	$9.50	0.20	0.70	0.90	(0.22)	(0.20)	(0.42)	$9.98	9.53%		$688,612,905	0.58%	2.06%	0.58%	15.84%	(g)
Year Ended December 31, 2018	$10.08	0.20	(0.38)	(0.18)	(0.20)	(0.20)	(0.40)	$9.50	(1.80%	)	$683,884,962	0.58%	2.02%	0.58%	16.29%
Year Ended December 31, 2017	$9.93	0.18	0.38	0.56	(0.20)	(0.21)	(0.41)	$10.08	5.68%		$748,138,526	0.57%	1.79%	0.57%	12.99%
Year Ended December 31, 2016	$9.92	0.19	0.23	0.42	(0.20)	(0.21)	(0.41)	$9.93	4.26%		$796,573,129	0.57%	1.88%	0.57%	16.88%
Year Ended December 31, 2015	$10.43	0.18	(0.15)	0.03	(0.18)	(0.36)	(0.54)	$9.92	0.26%		$749,744,337	0.57%	1.71%	0.57%	20.90%

Class P Shares
Year Ended December 31, 2019	$9.46	0.23	0.67	0.90	(0.23)	(0.20)	(0.43)	$9.93	9.65%		$4,124,495	0.43%	2.30%	0.43%	15.84%	(g)
Year Ended December 31, 2018	$10.04	0.23	(0.39)	(0.16)	(0.22)	(0.20)	(0.42)	$9.46	(1.62%	)	$3,554,980	0.43%	2.32%	0.43%	16.29%
Year Ended December 31, 2017	$9.89	0.21	0.37	0.58	(0.22)	(0.21)	(0.43)	$10.04	5.89%		$2,914,874	0.42%	2.06%	0.42%	12.99%
Year Ended December 31, 2016	$9.89	0.21	0.22	0.43	(0.22)	(0.21)	(0.43)	$9.89	4.35%		$2,473,609	0.42%	2.10%	0.42%	16.88%
Year Ended December 31, 2015	$10.40	0.21	(0.16)	0.05	(0.20)	(0.36)	(0.56)	$9.89	0.45%		$2,122,466	0.42%	2.01%	0.42%	20.90%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2019

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

16

Notes to Financial Statements (Continued)

December 31, 2019

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract is reinvested in the Nationwide Contract. Therefore, the par value represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through December 31, 2019, the rate was 2.50%. Effective January 1, 2020, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$19,036,712	$—	$—	$19,036,712
Investment Companies	516,078,016	—	—	516,078,016
Investment Contract	—	—	157,988,678	157,988,678
Total	$535,114,728	$—	$157,988,678	$693,103,406

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2018	$166,150,458	$166,150,458
Purchases*	22,285,090	22,285,090
Sales	(30,446,870)	(30,446,870)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$157,988,678	$157,988,678

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50x% (2.50%)
		Daily Transactions	$1.00 ($1.00)
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the

17

Notes to Financial Statements (Continued)

December 31, 2019

Nationwide Contract at its discretion. The Fair Valuation Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value

18

Notes to Financial Statements (Continued)

December 31, 2019

or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Cash Overdraft

As of December 31, 2020, the Fund had an overdrawn balance of $11,859 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all

19

Notes to Financial Statements (Continued)

December 31, 2019

deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Fund did not have any portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the

20

Notes to Financial Statements (Continued)

December 31, 2019

Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the Fund did not invest in any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

21

Notes to Financial Statements (Continued)

December 31, 2019

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, restricted cash, money market funds and other investments held in lieu of cash.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

22

Notes to Financial Statements (Continued)

December 31, 2019

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $199,684 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $3,050.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $1,049,942.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including

23

Notes to Financial Statements (Continued)

December 31, 2019

management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

During the year ended December 31, 2019, shares of the Nationwide Ziegler Equity Income Fund held by the Fund were redeemed in-kind for securities and cash in the amount of $13,978,585 and $168,174, respectively. The Fund subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	—	12,908,853	587,122	(14,701,974	)(a)	(1,207,380)	2,413,379	—	123,251	—
NVIT Emerging Markets Fund, Class Y	811,954	9,885,827	1,482,283	(2,398,410)		(159,737)	2,110,812	10,920,775	269,498	—
NVIT International Index Fund, Class Y	4,263,965	40,649,266	6,301,921	(10,193,988)		1,081,560	5,781,600	43,620,359	1,508,073	82,153
NVIT Mid Cap Index Fund, Class Y	490,660	9,450,812	3,171,377	(2,650,410)		(334,679)	966,059	10,603,159	152,111	1,614,850
NVIT S&P 500 Index Fund, Class Y	3,115,924	40,557,029	23,320,381	(13,191,203)		2,497,255	8,106,767	61,290,229	1,245,065	2,384,874
NVIT Small Cap Index Fund, Class Y	429,677	2,963,159	1,823,642	(770,435)		(151,450)	(350,159)	3,514,757	41,999	1,226,108
Nationwide Core Plus Bond Fund, Class R6	7,375,505	76,769,661	10,222,603	(15,061,012)		(195,396)	4,969,399	76,705,255	2,462,218	25,207
Nationwide Inflation-Protected Securities Fund, Class R6	3,431,137	34,789,315	4,135,664	(6,543,686)		161,506	2,043,063	34,585,862	619,674	—
NVIT Bond Index Fund, Class Y	18,856,681	201,297,872	27,761,511	(39,092,344)		(1,553,778)	12,976,092	201,389,353	5,545,946	—
NVIT Short Term Bond Fund, Class Y	7,123,983	76,196,301	9,703,066	(13,838,368)		(227,144)	1,614,412	73,448,267	1,967,888	—
Nationwide Risk-Based International Equity ETF	278,905	6,532,866	6,086	(216,625)		(2,298)	881,633	7,201,662	195,664	—
Nationwide Risk-Based U.S. Equity ETF	385,381	9,658,085	557,499	(880,627)		60,862	2,439,231	11,835,050	222,334	—
Nationwide Contract^¥(b)	$157,988,678	166,150,458	22,285,090	(30,446,870)		—	—	157,988,678	4,169,230	—
Total		687,809,504	111,358,245	(149,985,952)		(30,679)	43,952,288	693,103,406	18,522,951	5,333,192

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)	Proceeds from sales includes securities received in-kind.

24

Notes to Financial Statements (Continued)

December 31, 2019

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or an exchange traded fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

25

Notes to Financial Statements (Continued)

December 31, 2019

6.  Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Purchases*^	Sales#
$111,358,245	$149,985,952
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds of $13,978,585.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds of $13,976,644.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

26

Notes to Financial Statements (Continued)

December 31, 2019

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,459,708	$13,646,862	$29,106,570	$—	$29,106,570

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,421,816	$13,953,080	$28,374,896	$—	$28,374,896

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$789,679	$7,202,352	$7,992,031	$—	$11,375,888	$19,367,919

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$681,727,518	$14,619,661	$(3,243,773)	$11,375,888

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and Nationwide Contract issuer. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”), must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory
Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional

29

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved. In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable). and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees considered that the total expense ratio (including 12b-1/non-12b-1 fees) of each Fund was lower than its peer group median, except for NVIT Investor Destinations Moderately Aggressive Fund whose total expense ratio was approximately at its peer group median. The Trustees noted that all but three of the Funds paid actual management fees at rates at or below their peer group median, and that the remaining three Funds paid actual management fees at rates within an acceptable range above their peer group median. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of

30

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Moderate Fund, and NVIT Investor Destinations Moderately Aggressive Fund achieved investment performance at or above the median of the funds in its peer group for the three-year period ended June 30, 2019, or, in the case of the NVIT Investor Capital Appreciation Fund, below the peer group median but within the third quintile of its peer group. With respect to the remaining Funds (other than NVIT Investor Destinations Managed Growth & Income Fund), which ranked less favorably against the funds in their peer groups, the Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, including that each of the Funds has allocated a smaller portion of its assets to equity securities than many of its peers, and that each of the Funds has tended to have a fixed-income duration shorter than that of many of its peers, both of which contributed to the Funds’ relative underperformance. The Trustees considered statements by the Adviser as to steps it is taking to bring the Funds’ asset allocations more closely in line with peer allocations. As to the NVIT Investor Destinations Managed Growth & Income Fund, which ranked less favorably than its peer group median and in the fourth quintile, the Trustees considered the Adviser’s statement that the Fund’s volatility overlay may be expected to have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance, and steps the Adviser was taking to improve relative performance, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the Funds’ advisory fee rate schedules are not subject to contractual breakpoints. The Trustees noted that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds, and the Adviser’s view that those breakpoints provide investors benefits arising from the growth of those underlying funds. The Trustees determined to continue to monitor the fees paid at the Fund level over time to determine whether breakpoints might be appropriate there as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 11.58%.

31

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

The Fund designates $13,646,862, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $1,434,480 or $0.0207 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $136,444 or $0.0020 per outstanding share.

32

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

34

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

37

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

38

Market Index Definitions (cont.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

39

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

40

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

41

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

42

Annual Report

December 31, 2019

NVIT Investor Destinations Moderate Fund

AR-ID-MOD 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Investor Destinations Moderate Fund

For the annual period ended December 31, 2019, the NVIT Investor Destinations Moderate Fund (Class II) returned 17.74%* versus 19.03% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 50% to 70% Equity (consisting of 381 funds as of December 31, 2019), was 19.27% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the Fund’s 13 underlying investments held during the reporting period posted positive returns. The underlying NVIT S&P 500 Index Fund returned 31.33% and was the largest contributor to the Fund’s returns for the period. The underlying NVIT International Index Fund was the next-highest contributor to Fund performance, returning 21.89% during the period as global equities rallied. The Nationwide Contract and the underlying Nationwide Loomis Short Term Bond Fund had positive returns of 2.56% and 4.48%, respectively, but contributed the least to the Fund’s performance during the reporting period.

During the reporting period, the Fund removed the underlying Nationwide Ziegler Equity Income Fund via in-kind redemption and replaced it with the NVIT S&P 500 Index Fund, favoring large-cap blend stocks. The Fund also marginally reduced its allocation to the underlying NVIT International Index Fund while increasing its allocations to the underlying NVIT Emerging Markets Fund and NVIT S&P 500 Index Fund. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

3

Fund Commentary (cont.)	NVIT Investor Destinations Moderate Fund

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Moderate Fund

Asset Allocation1

Equity Funds	61.3%
Fixed Income Funds	29.4%
Investment Contract	9.4%
Repurchase Agreements†	0.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

NVIT S&P 500 Index Fund, Class Y	28.0%
NVIT Bond Index Fund, Class Y	19.6%
NVIT International Index Fund, Class Y	18.1%
Nationwide Contract	9.4%
Nationwide Core Plus Bond Fund, Class R6	6.9%
NVIT Mid Cap Index Fund, Class Y	6.4%
NVIT Emerging Markets Fund, Class Y	4.5%
NVIT Short Term Bond Fund, Class Y	2.8%
Nationwide Risk-Based U.S. Equity ETF	1.7%
NVIT Small Cap Index Fund, Class Y	1.5%
Other Holdings#	1.1%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Investor Destinations Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	17.74%	6.02%	7.27%
Class P	17.83%	6.17%	7.33%	[2]
Morningstar® Moderate Target Risk Index	19.04%	6.75%	7.72%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.83%
Class P	0.68%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderate Fund versus performance of the Morningstar® Moderate Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderate Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00		1,057.90	2.96	0.57
	Hypothetical	(c)(d)	1,000.00		1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00		1,058.10	2.18	0.42
	Hypothetical	(c)(d)	1,000.00		1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Investor Destinations Moderate Fund

Investment Companies 87.9%

	Shares	Value

Equity Funds 58.5%
NVIT Emerging Markets Fund, Class Y (a)	8,420,588	$113,256,908
NVIT International Index Fund, Class Y (a)	44,734,377	457,632,681
NVIT Mid Cap Index Fund, Class Y (a)	7,505,208	162,187,545
NVIT S&P 500 Index Fund, Class Y (a)	35,984,102	707,807,291
NVIT Small Cap Index Fund, Class Y (a)	4,582,830	37,487,548

Total Equity Funds (cost $1,151,815,734)		1,478,371,973

Fixed Income Funds 29.4%
Nationwide Core Plus Bond Fund, Class R6 (a)	16,728,290	173,974,214
NVIT Bond Index Fund, Class Y (a)	46,500,493	496,625,265
NVIT Short Term Bond Fund, Class Y (a)	6,988,479	72,051,218

Total Fixed Income Funds (cost $743,139,591)		742,650,697

Total Investment Companies (cost $1,894,955,325)		2,221,022,670

Exchange Traded Funds 2.8%
Equity Funds 2.8%
Nationwide Risk-Based International Equity ETF (a)(b)	1,033,370	26,682,853
Nationwide Risk-Based U.S. Equity ETF (a)(b)	1,378,222	42,325,198

Total Exchange Traded Funds (cost $60,308,569)		69,008,051

Investment Contract 9.4%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(c)	$238,293,724	238,293,724

Total Investment Contract (cost $238,293,724)		238,293,724

Repurchase Agreements 0.0%†
Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $17,482, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $17,830. (d)(e)	17,480	17,480
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $18,072, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $18,431. (d)(e)	18,070	18,070

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $50,005, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $51,000. (d)(e)	$50,000	$50,000
Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $1,001, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $1,020. (d)(e)	1,000	1,000

Total Repurchase Agreements (cost $86,550)		86,550

Total Investments (cost $2,193,644,168) — 100.1%		2,528,410,995

Liabilities in excess of other assets — (0.1)%		(1,393,510)

NET ASSETS — 100.0%		$2,527,017,485

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $85,010, which was collateralized by cash used to purchase repurchase agreements with a total value of $86,550.

(c)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $86,550.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT Investor Destinations Moderate Fund
Assets:
Investment securities of affiliated issuers, at value* (cost $2,193,557,618)	$2,528,324,445
Repurchase agreements, at value (cost $86,550)	86,550
Interest and dividends receivable	69
Securities lending income receivable	6
Receivable for investments sold	894,537
Receivable for capital shares issued	80,110
Prepaid expenses	4,011

Total Assets	2,529,389,728

Liabilities:
Payable for capital shares redeemed	963,439
Cash overdraft (Note 2)	34,218
Payable upon return of securities loaned (Note 2)	86,550
Accrued expenses and other payables:
Investment advisory fees	277,041
Fund administration fees	64,281
Distribution fees	533,025
Administrative servicing fees	346,028
Accounting and transfer agent fees	365
Trustee fees	100
Custodian fees	39,082
Compliance program costs (Note 3)	2,565
Professional fees	15,772
Printing fees	7,396
Other	2,381

Total Liabilities	2,372,243

Net Assets	$2,527,017,485

Represented by:
Capital	$2,090,891,570
Total distributable earnings (loss)	436,125,915

Net Assets	$2,527,017,485

Net Assets:
Class II Shares	$2,501,623,787
Class P Shares	25,393,698

Total	$2,527,017,485

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	215,667,530
Class P Shares	2,201,891

Total	217,869,421

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.60
Class P Shares	$11.53

*	Includes value of securities on loan of $85,010 (Note 2).

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$57,985,550
Interest income from affiliated issuers	6,268,485
Dividend income from unaffiliated issuers	14,599
Interest income (unaffiliated)	9,965
Income from securities lending (Note 2)	55

Total Income	64,278,654

EXPENSES:
Investment advisory fees	3,258,828
Fund administration fees	608,533
Distribution fees Class II Shares	6,208,768
Distribution fees Class P Shares	58,272
Administrative servicing fees Class II Shares	3,725,280
Professional fees	114,032
Printing fees	24,521
Trustee fees	89,894
Custodian fees	102,650
Accounting and transfer agent fees	1,889
Compliance program costs (Note 3)	10,588
Other	49,839

Total expenses before earnings credit	14,253,094

Earnings credit (Note 5)	(253)

Net Expenses	14,252,841

NET INVESTMENT INCOME	50,025,813

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	66,552,957
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	64,497,746
Transactions in investment securities of unaffiliated issuers	(6,691)

Net realized gains	131,044,012

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	225,054,050

Net realized/unrealized gains	356,098,062

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$406,123,875

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderate Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$50,025,813	$46,972,531
Net realized gains	131,044,012	227,834,902
Net change in unrealized appreciation/depreciation	225,054,050	(418,853,616)

Change in net assets resulting from operations	406,123,875	(144,046,183)

Distributions to Shareholders From:
Distributable earnings:
Class II	(273,062,682)	(263,745,031)
Class P	(2,743,600)	(2,255,097)

Change in net assets from shareholder distributions	(275,806,282)	(266,000,128)

Change in net assets from capital transactions	(9,564,710)	(63,979,469)

Change in net assets	120,752,883	(474,025,780)

Net Assets:
Beginning of year	2,406,264,602	2,880,290,382

End of year	$2,527,017,485	$2,406,264,602

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$58,375,533	$31,119,025
Dividends reinvested	273,062,682	263,745,031
Cost of shares redeemed	(344,444,155)	(362,301,214)

Total Class II Shares	(13,005,940)	(67,437,158)

Class P Shares
Proceeds from shares issued	2,123,848	2,355,432
Dividends reinvested	2,743,600	2,255,097
Cost of shares redeemed	(1,426,218)	(1,152,840)

Total Class P Shares	3,441,230	3,457,689

Change in net assets from capital transactions	$(9,564,710)	$(63,979,469)

SHARE TRANSACTIONS:
Class II Shares
Issued	5,069,110	2,453,709
Reinvested	24,190,815	22,129,140
Redeemed	(29,170,276)	(28,609,737)

Total Class II Shares	89,649	(4,026,888)

Class P Shares
Issued	179,569	186,908
Reinvested	244,090	190,287
Redeemed	(122,005)	(91,763)

Total Class P Shares	301,654	285,432

Total change in shares	391,303	(3,741,456)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2019	$11.06	0.24	1.66	1.90	(0.25)	(1.11)	(1.36)	$11.60	17.74%		$2,501,623,787	0.57%	1.99%	0.57%	11.80%	(g)
Year Ended December 31, 2018	$13.02	0.22	(0.89)	(0.67)	(0.22)	(1.07)	(1.29)	$11.06	(5.68%	)	$2,385,344,671	0.57%	1.73%	0.57%	11.64%
Year Ended December 31, 2017	$12.47	0.21	1.37	1.58	(0.23)	(0.80)	(1.03)	$13.02	12.93%		$2,859,354,097	0.57%	1.62%	0.57%	10.36%
Year Ended December 31, 2016	$12.54	0.22	0.66	0.88	(0.24)	(0.71)	(0.95)	$12.47	7.14%		$2,773,909,639	0.57%	1.75%	0.57%	6.95%
Year Ended December 31, 2015	$13.36	0.21	(0.27)	(0.06)	(0.21)	(0.55)	(0.76)	$12.54	(0.33%	)	$2,864,321,016	0.57%	1.55%	0.57%	11.58%

Class P Shares
Year Ended December 31, 2019	$11.01	0.27	1.63	1.90	(0.27)	(1.11)	(1.38)	$11.53	17.83%		$25,393,698	0.42%	2.28%	0.42%	11.80%	(g)
Year Ended December 31, 2018	$12.97	0.26	(0.90)	(0.64)	(0.25)	(1.07)	(1.32)	$11.01	(5.53%	)	$20,919,931	0.42%	2.03%	0.42%	11.64%
Year Ended December 31, 2017	$12.42	0.24	1.36	1.60	(0.25)	(0.80)	(1.05)	$12.97	13.16%		$20,936,285	0.42%	1.86%	0.42%	10.36%
Year Ended December 31, 2016	$12.50	0.28	0.61	0.89	(0.26)	(0.71)	(0.97)	$12.42	7.28%		$17,789,475	0.42%	2.23%	0.42%	6.95%
Year Ended December 31, 2015	$13.32	0.24	(0.27)	(0.03)	(0.24)	(0.55)	(0.79)	$12.50	(0.15%	)	$13,041,242	0.42%	1.83%	0.42%	11.58%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

14

Notes to Financial Statements (Continued)

December 31, 2019

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

15

Notes to Financial Statements (Continued)

December 31, 2019

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract is reinvested in the Nationwide Contract. Therefore, the par represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through December 31, 2019, the rate was 2.50%. Effective January 1, 2020, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$69,008,051	$—	$—	$69,008,051
Investment Companies	2,221,022,670	—	—	2,221,022,670
Investment Contract	—	—	238,293,724	238,293,724
Repurchase Agreements	—	86,550	—	86,550
Total	$2,290,030,721	$86,550	$238,293,724	$2,528,410,995

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2018	$255,669,384	$255,669,384
Purchases*	18,475,855	18,475,855
Sales	(35,851,515)	(35,851,515)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$238,293,724	$238,293,724

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50%	(2.50%)
		Daily Transactions	$1.00	($1.00)
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would

16

Notes to Financial Statements (Continued)

December 31, 2019

terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Valuation Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

17

Notes to Financial Statements (Continued)

December 31, 2019

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $34,218 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any

18

Notes to Financial Statements (Continued)

December 31, 2019

amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $86,550, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

19

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

20

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$17,480	$—	$17,480	$(17,480)	$—
Citigroup Global Markets Ltd.	18,070	—	18,070	(18,070)	—
Nomura Securities International, Inc.	50,000	—	50,000	(50,000)	—
Pershing LLC	1,000	—	1,000	(1,000)	—
Total	$86,550	$—	$86,550	$(86,550)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31,

21

Notes to Financial Statements (Continued)

December 31, 2019

2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

22

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $608,533 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $10,588.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

23

Notes to Financial Statements (Continued)

December 31, 2019

For the year ended December 31, 2019, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $3,725,280.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

During the year ended December 31, 2019, shares of the Nationwide Ziegler Equity Income Fund held by the Fund were redeemed in-kind for securities and cash in the amount of $77,172,557 and $916,748, respectively. The Fund subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	—	70,903,541	680,341	(78,089,305	)(a)	(4,916,691)	11,422,114	—	680,341	—
NVIT Emerging Markets Fund, Class Y	8,420,588	82,396,384	28,229,259	(14,236,576)		(1,089,964)	17,957,805	113,256,908	2,741,544	—
NVIT International Index Fund, Class Y	44,734,377	446,641,020	20,936,650	(84,667,650)		9,791,930	64,930,731	457,632,681	15,479,768	865,847
NVIT Mid Cap Index Fund, Class Y	7,505,208	145,348,753	28,729,581	(20,946,074)		1,840,073	7,215,212	162,187,545	2,269,941	24,805,252
NVIT S&P 500 Index Fund, Class Y	35,984,102	552,430,000	135,389,027	(114,354,540)		60,416,457	73,926,347	707,807,291	14,086,987	27,689,955
NVIT Small Cap Index Fund, Class Y	4,582,830	33,077,313	14,449,471	(4,543,978)		(1,147,396)	(4,347,862)	37,487,548	437,109	13,136,350
Nationwide Core Plus Bond Fund, Class R6	16,728,290	181,785,707	10,693,358	(29,479,376)		(447,640)	11,422,165	173,974,214	5,604,380	55,553
NVIT Bond Index Fund, Class Y	46,500,493	499,633,645	33,535,156	(65,389,744)		(9,550)	28,855,758	496,625,265	13,322,509	—
NVIT Short Term Bond Fund, Class Y	6,988,479	78,699,864	3,987,663	(12,081,714)		(234,319)	1,679,724	72,051,218	1,881,093	—
Nationwide Risk-Based International Equity ETF	1,033,370	24,394,338	136,464	(1,090,535)		(15,532)	3,258,118	26,682,853	705,863	—
Nationwide Risk-Based U.S. Equity ETF	1,378,222	36,559,540	207,055	(3,485,713)		310,378	8,733,938	42,325,198	776,015	—
Nationwide Contract^¥(b)	$238,293,724	255,669,384	18,475,855	(35,851,515)		—	—	238,293,724	6,268,485	—
Total		2,407,539,489	295,449,880	(464,216,720)		64,497,746	225,054,050	2,528,324,445	64,254,035	66,552,957

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)	Proceeds from sales includes securities received in-kind.

24

Notes to Financial Statements (Continued)

December 31, 2019

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or an exchange traded fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

25

Notes to Financial Statements (Continued)

December 31, 2019

6.  Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Purchases*^	Sales#
$295,449,880	$464,216,720
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds of $77,172,557.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds of $77,161,831.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

26

Notes to Financial Statements (Continued)

December 31, 2019

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$53,696,433	$222,109,849	$275,806,282	$—	$275,806,282

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$47,785,722	$218,214,406	$266,000,128	$—	$266,000,128

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,813,510	$130,148,155	$133,961,665	$–	$302,164,250	$436,125,915

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,226,246,745	$326,648,778	$(24,484,528)	$302,164,250

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Moderate Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, Nationwide Contract issuer and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”), must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory

Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional

29

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved. In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable). and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees considered that the total expense ratio (including 12b-1/non-12b-1 fees) of each Fund was lower than its peer group median, except for NVIT Investor Destinations Moderately Aggressive Fund whose total expense ratio was approximately at its peer group median. The Trustees noted that all but three of the Funds paid actual management fees at rates at or below their peer group median, and that the remaining three Funds paid actual management fees at rates within an acceptable range above their peer group median. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of

30

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Moderate Fund, and NVIT Investor Destinations Moderately Aggressive Fund achieved investment performance at or above the median of the funds in its peer group for the three-year period ended June 30, 2019, or, in the case of the NVIT Investor Capital Appreciation Fund, below the peer group median but within the third quintile of its peer group. With respect to the remaining Funds (other than NVIT Investor Destinations Managed Growth & Income Fund), which ranked less favorably against the funds in their peer groups, the Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, including that each of the Funds has allocated a smaller portion of its assets to equity securities than many of its peers, and that each of the Funds has tended to have a fixed-income duration shorter than that of many of its peers, both of which contributed to the Funds’ relative underperformance. The Trustees considered statements by the Adviser as to steps it is taking to bring the Funds’ asset allocations more closely in line with peer allocations. As to the NVIT Investor Destinations Managed Growth & Income Fund, which ranked less favorably than its peer group median and in the fourth quintile, the Trustees considered the Adviser’s statement that the Fund’s volatility overlay may be expected to have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance, and steps the Adviser was taking to improve relative performance, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the Funds’ advisory fee rate schedules are not subject to contractual breakpoints. The Trustees noted that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds, and the Adviser’s view that those breakpoints provide investors benefits arising from the growth of those underlying funds. The Trustees determined to continue to monitor the fees paid at the Fund level over time to determine whether breakpoints might be appropriate there as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 27.00%.

31

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

The Fund designates $222,109,849, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $13,716,021 or $0.0630 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $1,270,730 or $0.0058 per outstanding share.

32

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

34

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

37

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

38

Market Index Definitions (cont.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

39

Market Index Definitions (cont.)

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

40

Market Index Definitions (cont.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

41

Market Index Definitions (cont.)

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

42

Annual Report

December 31, 2019

NVIT Investor Destinations Moderately Aggressive Fund

AR-ID-MAG 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Investor Destinations Moderately Aggressive Fund

For the annual period ended December 31, 2019, the NVIT Investor Destinations Moderately Aggressive Fund (Class II) returned 21.83%* versus 22.97% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 70% to 85% Equity (consisting of 131 funds as of December 31, 2019), was 22.02% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the Fund’s 13 underlying investments held during the reporting period posted positive returns. The underlying NVIT S&P 500 Index Fund returned 31.33% and was the largest contributor to the Fund’s returns for the period. The NVIT International Index was the next highest contributor to fund performance, returning 21.89% during the period as global equities rallied. The Nationwide Contract and Nationwide Risk-Based International Equity ETF had positive returns of 2.56% and 16.56%, respectively, but contributed the least to the Fund’s performance during the reporting period.

During the reporting period, the Fund removed the underlying Nationwide Ziegler Equity Income Fund via in-kind redemption and replaced it with the NVIT S&P 500 Index Fund, favoring large-cap blend stocks. The Fund also marginally reduced its allocation to the underlying NVIT International Index Fund while increasing its allocations to the underlying NVIT Emerging Markets Fund and NVIT S&P 500 Index Fund. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks,

3

Fund Commentary (cont.)	NVIT Investor Destinations Moderately Aggressive Fund

differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, NFA, Nationwide Life nor any of its affiliates guarantees the Fund’s performance or that the Fund will provide a certain level of income. The financial health of Nationwide Life may have a greater impact on the value of the Fund. If Nationwide Life becomes unable to meet the contract terms, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Moderately Aggressive Fund

Asset Allocation1

Equity Funds	80.8%
Fixed Income Funds	16.5%
Investment Contract	2.8%
Repurchase Agreements†	0.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

NVIT S&P 500 Index Fund, Class Y	33.8%
NVIT International Index Fund, Class Y	22.4%
NVIT Bond Index Fund, Class Y	11.6%
NVIT Mid Cap Index Fund, Class Y	11.2%
NVIT Emerging Markets Fund, Class Y	5.4%
Nationwide Core Plus Bond Fund, Class R6	4.9%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.8%
Nationwide Contract	2.8%
Nationwide Risk-Based International Equity ETF	2.1%
NVIT Small Cap Index Fund, Class Y	2.0%
Other Holdings†#	0.0%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Investor Destinations Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	21.83%	7.15%	8.59%
Class P	22.04%	7.31%	8.85%	[2]
Morningstar® Moderately Aggressive Target Risk Index	22.97%	7.96%	9.08%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.85%
Class P	0.70%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Aggressive Fund versus performance of the Morningstar® Moderately Aggressive Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Aggressive Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,071.20	2.98	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	1,071.10	2.19	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Investor Destinations Moderately Aggressive Fund

Investment Companies 91.4%

	Shares	Value

Equity Funds 74.9%
NVIT Emerging Markets Fund, Class Y (a)	4,423,084	$59,490,474
NVIT International Index Fund, Class Y (a)	24,025,660	245,782,503
NVIT Mid Cap Index Fund, Class Y (a)	5,707,475	123,338,528
NVIT S&P 500 Index Fund, Class Y (a)	18,900,305	371,769,008
NVIT Small Cap Index Fund, Class Y (a)	2,626,595	21,485,545

Total Equity Funds (cost $627,780,740)		821,866,058

Fixed Income Funds 16.5%
Nationwide Core Plus Bond Fund, Class R6 (a)	5,131,019	53,362,601
NVIT Bond Index Fund, Class Y (a)	11,980,897	127,955,975

Total Fixed Income Funds (cost $180,789,032)		181,318,576

Total Investment Companies (cost $808,569,772)		1,003,184,634

Exchange Traded Funds 5.9%
Equity Funds 5.9%
Nationwide Maximum Diversification U.S. Core Equity ETF (a)(b)	1,333,697	41,251,248
Nationwide Risk-Based International Equity ETF (a)	881,421	22,759,348

Total Exchange Traded Funds (cost $55,444,616)		64,010,596

Investment Contract 2.8%

	Principal Amount

Nationwide Contract, 2.50% ^¥(a)(c)	$30,707,836	30,707,836

Total Investment Contract (cost $30,707,836)		30,707,836

Repurchase Agreements 0.0%†
Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $99,584, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $101,567. (d)(e)	99,575	99,575
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $53,981, collateralized by U.S. Government Treasury Securities, ranging from 1.63% – 2.25%, maturing 7/31/2024 – 8/15/2049; total market value $55,055. (d)(e)	53,975	53,975

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $59,206, collateralized by U.S. Government Treasury Securities, ranging from 0.00% – 4.38%, maturing 2/15/2020 – 8/15/2049; total market value $60,384. (d)(e)	$59,200	$59,200
Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $55,006, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% – 10.50%, maturing 1/2/2020 – 11/20/2069; total market value $56,100. (d)(e)	55,000	55,000

Total Repurchase Agreements (cost $267,750)		267,750

Total Investments (cost $894,989,974) — 100.1%		1,098,170,816

Liabilities in excess of other assets — (0.1)%		(792,840)

NET ASSETS — 100.0%		$1,097,377,976

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $262,905, which was collateralized by cash used to purchase repurchase agreements with a total value of $267,750.

(c)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $267,750.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT Investor Destinations Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value* (cost $894,722,224)	$1,097,903,066
Repurchase agreements, at value (cost $267,750)	267,750
Interest receivable	73
Securities lending income receivable	62
Receivable for capital shares issued	950,109
Prepaid expenses	1,710

Total Assets	1,099,122,770

Liabilities:
Payable for investments purchased	786,286
Payable for capital shares redeemed	37,707
Cash overdraft (Note 2)	80,426
Payable upon return of securities loaned (Note 2)	267,750
Accrued expenses and other payables:
Investment advisory fees	119,733
Fund administration fees	33,491
Distribution fees	230,364
Administrative servicing fees	152,189
Accounting and transfer agent fees	215
Trustee fees	100
Custodian fees	14,854
Compliance program costs (Note 3)	1,103
Professional fees	12,483
Printing fees	4,983
Other	3,110

Total Liabilities	1,744,794

Net Assets	$1,097,377,976

Represented by:
Capital	$853,750,764
Total distributable earnings (loss)	243,627,212

Net Assets	$1,097,377,976

Net Assets:
Class II Shares	$1,021,890,580
Class P Shares	75,487,396

Total	$1,097,377,976

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	81,716,106
Class P Shares	6,092,814

Total	87,808,920

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.51
Class P Shares	$12.39

*	Includes value of securities on loan of $262,905 (Note 2).

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$25,697,277
Interest income from affiliated issuers	803,265
Dividend income from unaffiliated issuers	4,165
Interest income (unaffiliated)	2,672
Income from securities lending (Note 2)	558

Total Income	26,507,937

EXPENSES:
Investment advisory fees	1,391,547
Fund administration fees	282,772
Distribution fees Class II Shares	2,507,700
Distribution fees Class P Shares	168,380
Administrative servicing fees Class II Shares	1,504,626
Professional fees	57,348
Printing fees	15,935
Trustee fees	38,229
Custodian fees	45,541
Accounting and transfer agent fees	1,018
Compliance program costs (Note 3)	4,499
Other	20,132

Total expenses before earnings credit	6,037,727

Earnings credit (Note 5)	(144)

Net Expenses	6,037,583

NET INVESTMENT INCOME	20,470,354

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	41,650,445
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	29,387,090
Transactions in investment securities of unaffiliated issuers	(3,059)

Net realized gains	71,034,476

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	118,752,104

Net realized/unrealized gains	189,786,580

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$210,256,934

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Aggressive Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$20,470,354	$18,287,607
Net realized gains	71,034,476	103,338,320
Net change in unrealized appreciation/depreciation	118,752,104	(206,363,195)

Change in net assets resulting from operations	210,256,934	(84,737,268)

Distributions to Shareholders From:
Distributable earnings:
Class II	(115,038,934)	(121,578,001)
Class P	(8,238,661)	(6,967,930)

Change in net assets from shareholder distributions	(123,277,595)	(128,545,931)

Change in net assets from capital transactions	(6,260,576)	(13,758,060)

Change in net assets	80,718,763	(227,041,259)

Net Assets:
Beginning of year	1,016,659,213	1,243,700,472

End of year	$1,097,377,976	$1,016,659,213

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$17,119,051	$15,813,509
Dividends reinvested	115,038,934	121,578,001
Cost of shares redeemed	(151,251,874)	(165,276,486)

Total Class II Shares	(19,093,889)	(27,884,976)

Class P Shares
Proceeds from shares issued	7,436,311	8,671,914
Dividends reinvested	8,238,661	6,967,930
Cost of shares redeemed	(2,841,659)	(1,512,928)

Total Class P Shares	12,833,313	14,126,916

Change in net assets from capital transactions	$(6,260,576)	$(13,758,060)

SHARE TRANSACTIONS:
Class II Shares
Issued	1,352,921	1,148,488
Reinvested	9,585,589	9,471,590
Redeemed	(12,048,390)	(12,016,653)

Total Class II Shares	(1,109,880)	(1,396,575)

Class P Shares
Issued	594,675	641,947
Reinvested	691,683	547,990
Redeemed	(226,666)	(110,387)

Total Class P Shares	1,059,692	1,079,550

Total change in shares	(50,188)	(317,025)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2019	$11.58	0.24	2.19	2.43	(0.25)	(1.25)	(1.50)	$12.51	21.83%		$1,021,890,580	0.57%	1.89%	0.57%	11.88%	(g)
Year Ended December 31, 2018	$14.11	0.21	(1.17)	(0.96)	(0.21)	(1.36)	(1.57)	$11.58	(7.73%	)	$958,861,754	0.57%	1.54%	0.57%	10.53%
Year Ended December 31, 2017	$13.12	0.21	1.92	2.13	(0.22)	(0.92)	(1.14)	$14.11	16.68%		$1,188,296,474	0.57%	1.49%	0.57%	11.81%
Year Ended December 31, 2016	$13.29	0.22	0.86	1.08	(0.23)	(1.02)	(1.25)	$13.12	8.48%		$1,147,160,227	0.57%	1.63%	0.57%	7.23%
Year Ended December 31, 2015	$13.87	0.19	(0.29)	(0.10)	(0.21)	(0.27)	(0.48)	$13.29	(0.73%	)	$1,198,968,643	0.57%	1.38%	0.57%	10.79%

Class P Shares
Year Ended December 31, 2019	$11.48	0.28	2.16	2.44	(0.28)	(1.25)	(1.53)	$12.39	22.04%		$75,487,396	0.42%	2.22%	0.42%	11.88%	(g)
Year Ended December 31, 2018	$14.01	0.26	(1.19)	(0.93)	(0.24)	(1.36)	(1.60)	$11.48	(7.61%	)	$57,797,459	0.42%	1.90%	0.42%	10.53%
Year Ended December 31, 2017	$13.04	0.26	1.88	2.14	(0.25)	(0.92)	(1.17)	$14.01	16.83%		$55,403,998	0.42%	1.86%	0.42%	11.81%
Year Ended December 31, 2016	$13.22	0.27	0.83	1.10	(0.26)	(1.02)	(1.28)	$13.04	8.64%		$40,685,751	0.42%	2.08%	0.42%	7.23%
Year Ended December 31, 2015	$13.81	0.26	(0.34)	(0.08)	(0.24)	(0.27)	(0.51)	$13.22	(0.59%	)	$30,179,494	0.42%	1.88%	0.42%	10.79%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”), (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

14

Notes to Financial Statements (Continued)

December 31, 2019

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as

15

Notes to Financial Statements (Continued)

December 31, 2019

when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract is reinvested in the Nationwide Contract. Therefore, the par represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through December 31, 2019, the rate was 2.50%. Effective January 1, 2020, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$64,010,596	$—	$—	$64,010,596
Investment Companies	1,003,184,634	—	—	1,003,184,634
Investment Contract	—	—	30,707,836	30,707,836
Repurchase Agreements	—	267,750	—	267,750
Total	$1,067,195,230	$267,750	$30,707,836	$1,098,170,816

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2018	$33,172,353	$33,172,353
Purchases*	2,725,141	2,725,141
Sales	(5,189,658)	(5,189,658)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$30,707,836	$30,707,836

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50%	(2.50%)
		Daily Transactions	$1.00	($1.00)
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide

16

Notes to Financial Statements (Continued)

December 31, 2019

Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Valuation Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may

17

Notes to Financial Statements (Continued)

December 31, 2019

differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $80,426 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears

18

Notes to Financial Statements (Continued)

December 31, 2019

interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $267,750, which was comprised of a repurchase agreement purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the

19

Notes to Financial Statements (Continued)

December 31, 2019

Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repo on a gross basis was as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

20

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$99,575	$—	$99,575	$(99,575)	$—
Citigroup Global Markets Ltd.	53,975	—	53,975	(53,975)	—
Nomura Securities International, Inc.	59,200	—	59,200	(59,200)	—
Pershing LLC	55,000	—	55,000	(55,000)	—
Total	$267,750	$—	$267,750	$(267,750)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise

21

Notes to Financial Statements (Continued)

December 31, 2019

when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

22

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $282,772 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $4,499.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

23

Notes to Financial Statements (Continued)

December 31, 2019

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $1,504,626.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

During the year ended December 31, 2019, shares of the Nationwide Ziegler Equity Income Fund held by the Fund were redeemed in-kind for securities and cash in the amount of $22,017,210 and $263,297, respectively. The Fund subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	—	20,758,355	194,115	(22,834,651	)(a)	(1,475,899)	3,358,080	—	194,115	—
NVIT Emerging Markets Fund, Class Y	4,423,084	40,916,618	18,398,498	(8,285,904)		(654,681)	9,115,943	59,490,474	1,437,364	—
NVIT International Index Fund, Class Y	24,025,660	254,962,438	10,387,341	(61,244,893)		5,428,742	36,248,875	245,782,503	8,292,466	467,656
NVIT Mid Cap Index Fund, Class Y	5,707,475	112,371,763	22,733,341	(18,696,502)		2,834,203	4,095,723	123,338,528	1,720,451	18,969,444
NVIT S&P 500 Index Fund, Class Y	18,900,305	299,103,106	49,672,066	(47,412,799)		24,203,991	46,202,644	371,769,008	7,380,558	14,624,973
NVIT Small Cap Index Fund, Class Y	2,626,595	19,469,780	7,965,717	(2,855,566)		(503,369)	(2,591,017)	21,485,545	249,706	7,571,368
Nationwide Core Plus Bond Fund, Class R6	5,131,019	54,588,755	3,782,078	(8,333,654)		(132,002)	3,457,424	53,362,601	1,706,088	17,004
NVIT Bond Index Fund, Class Y	11,980,897	125,957,611	11,150,364	(16,482,070)		(579,287)	7,909,357	127,955,975	3,420,133	—
Nationwide Maximum Diversification U.S. Core Equity ETF	1,333,697	35,354,161	—	(2,586,789)		282,924	8,200,952	41,251,248	694,368	—
Nationwide Risk-Based International Equity ETF	881,421	20,566,397	—	(543,640)		(17,532)	2,754,123	22,759,348	602,028	—
Nationwide Contract	$30,707,836	33,172,353	2,725,141	(5,189,658)		—	—	30,707,836	803,265	—
Total		1,017,221,337	127,008,661	(194,466,126)		29,387,090	118,752,104	1,097,903,066	26,500,542	41,650,445

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)	Proceeds from sales includes securities received in-kind.
(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to

24

Notes to Financial Statements (Continued)

December 31, 2019

procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or an exchange traded fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Purchases*^	Sales#
$127,008,661	$194,466,126
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds of $22,017,210.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds of $22,014,151.

25

Notes to Financial Statements (Continued)

December 31, 2019

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,439,827	$100,837,768	$123,277,595	$—	$123,277,595

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

26

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,471,993	$110,073,938	$128,545,931	$—	$128,545,931

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,255,462	$63,723,141	$65,978,603	$—	$177,648,609	$243,627,212

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$920,522,207	$183,499,993	$(5,851,384)	$177,648,609

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderately Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Moderately Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, Nationwide Contract issuer and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”), must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory

Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional

29

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved. In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable). and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees considered that the total expense ratio (including 12b-1/non-12b-1 fees) of each Fund was lower than its peer group median, except for NVIT Investor Destinations Moderately Aggressive Fund whose total expense ratio was approximately at its peer group median. The Trustees noted that all but three of the Funds paid actual management fees at rates at or below their peer group median, and that the remaining three Funds paid actual management fees at rates within an acceptable range above their peer group median. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of

30

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Moderate Fund, and NVIT Investor Destinations Moderately Aggressive Fund achieved investment performance at or above the median of the funds in its peer group for the three-year period ended June 30, 2019, or, in the case of the NVIT Investor Capital Appreciation Fund, below the peer group median but within the third quintile of its peer group. With respect to the remaining Funds (other than NVIT Investor Destinations Managed Growth & Income Fund), which ranked less favorably against the funds in their peer groups, the Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, including that each of the Funds has allocated a smaller portion of its assets to equity securities than many of its peers, and that each of the Funds has tended to have a fixed-income duration shorter than that of many of its peers, both of which contributed to the Funds’ relative underperformance. The Trustees considered statements by the Adviser as to steps it is taking to bring the Funds’ asset allocations more closely in line with peer allocations. As to the NVIT Investor Destinations Managed Growth & Income Fund, which ranked less favorably than its peer group median and in the fourth quintile, the Trustees considered the Adviser’s statement that the Fund’s volatility overlay may be expected to have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance, and steps the Adviser was taking to improve relative performance, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the Funds’ advisory fee rate schedules are not subject to contractual breakpoints. The Trustees noted that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds, and the Adviser’s view that those breakpoints provide investors benefits arising from the growth of those underlying funds. The Trustees determined to continue to monitor the fees paid at the Fund level over time to determine whether breakpoints might be appropriate there as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 36.28%.

31

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

The Fund designates $100,837,768, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $7,450,762 or $0.0849 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $698,922 or $0.0080 per outstanding share.

32

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

34

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

37

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

38

Market Index Definitions (cont.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through

39

Market Index Definitions (cont.)

futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong,

40

Market Index Definitions (cont.)

Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

41

Annual Report

December 31, 2019

NVIT Investor Destinations Moderately Conservative Fund

AR-ID-MCON 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Investor Destinations Moderately Conservative Fund

For the annual period ended December 31, 2019, the NVIT Investor Destinations Moderately Conservative Fund (Class II) returned 13.48% versus 15.25% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index*. For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 30% to 50% Equity (consisting of 176 funds as of December 31, 2019), was 15.29% for the same period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the fund’s 13 underlying investments held during the reporting period posted positive returns. The underlying NVIT S&P 500 Index Fund returned 31.33% and was the largest contributor to the Fund’s returns for the period. The NVIT International Index was the next-highest contributor to Fund performance, returning 21.89% during the period as global equities rallied. The Nationwide Inflation-Protected Securities Fund and Nationwide Risk-Based International Equity ETF had positive returns of 8.31% and 16.56%, respectively, but contributed the least to the Fund’s performance during the reporting period.

During the reporting period, the Fund removed the underlying Nationwide Ziegler Equity Income Fund via in-kind redemption and replaced it with the NVIT S&P 500 Index Fund, favoring large-cap blend stocks. The Fund also marginally reduced its allocation to the underlying NVIT International Index Fund while increasing its allocations to the underlying NVIT Emerging Markets Fund and NVIT S&P 500 Index Fund. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderately Conservative Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of

3

Fund Commentary (cont.)	NVIT Investor Destinations Moderately Conservative Fund

information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Moderately Conservative Fund

Asset Allocation1

Fixed Income Funds	43.0%
Equity Funds	42.2%
Investment Contract	14.9%
Repurchase Agreements†	0.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

NVIT Bond Index Fund, Class Y	24.4%
NVIT S&P 500 Index Fund, Class Y	18.5%
Nationwide Contract	14.8%
NVIT International Index Fund, Class Y	13.4%
Nationwide Core Plus Bond Fund, Class R6	8.9%
NVIT Short Term Bond Fund, Class Y	6.6%
NVIT Mid Cap Index Fund, Class Y	4.5%
Nationwide Inflation-Protected Securities Fund, Class R6	3.0%
Nationwide Risk-Based U.S. Equity ETF	1.8%
NVIT Emerging Markets Fund, Class Y	1.5%
Other Holdings#	2.6%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Investor Destinations Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	13.48%	4.74%	5.73%
Class P	13.67%	4.90%	5.59%	[2]
Morningstar® Moderately Conservative Target Risk Index	15.26%	5.55%	6.26%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.81%
Class P	0.66%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Conservative Fund versus performance of the Morningstar® Moderately Conservative Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Conservative Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,043.30	2.94	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	1,044.40	2.16	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Investor Destinations Moderately Conservative Fund

Investment Companies 82.4%

	Shares	Value

Equity Funds 39.4%
NVIT Emerging Markets Fund, Class Y (a)	943,739	$12,693,295
NVIT International Index Fund, Class Y (a)	10,834,692	110,838,900
NVIT Mid Cap Index Fund, Class Y (a)	1,720,422	37,178,320
NVIT S&P 500 Index Fund, Class Y (a)	7,780,936	153,051,014
NVIT Small Cap Index Fund, Class Y (a)	1,475,782	12,071,896

Total Equity Funds (cost $271,604,676)		325,833,425

Fixed Income Funds 43.0%
Nationwide Core Plus Bond Fund, Class R6 (a)	7,073,899	73,568,551
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	2,449,985	24,695,853
NVIT Bond Index Fund, Class Y (a)	18,961,770	202,511,706
NVIT Short Term Bond Fund, Class Y (a)	5,335,391	55,007,877

Total Fixed Income Funds (cost $355,359,880)		355,783,987

Total Investment Companies (cost $626,964,556)		681,617,412

Exchange Traded Funds 2.8%
Equity Funds 2.8%
Nationwide Risk-Based International Equity ETF (a)	347,842	8,981,698
Nationwide Risk-Based U.S. Equity ETF (a)(b)	474,810	14,581,415

Total Exchange Traded Funds (cost $20,567,121)		23,563,113

Investment Contract 14.9%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(c)	$122,937,286	122,937,286

Total Investment Contract (cost $122,937,286)		122,937,286

Repurchase Agreements 0.0%†
Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $496, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $505. (d)(e)	495	495

Repurchase Agreements (continued)

	Principal Amount	Value

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $631, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $643. (d)(e)	$630	$630
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $2,001, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $2,040. (d)(e)	2,000	2,000

Total Repurchase Agreements (cost $3,125)		3,125

Total Investments (cost $770,472,088) — 100.1%		828,120,936

Liabilities in excess of other assets — (0.1)%		(453,223)

NET ASSETS — 100.0%		$827,667,713

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $3,071, which was collateralized by cash used to purchase repurchase agreements with a total value of $3,125.

(c)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $3,125.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT Investor Destinations Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value* (cost $770,468,963)	$828,117,811
Repurchase agreements, at value (cost $3,125)	3,125
Interest receivable	24
Securities lending income receivable	1
Receivable for investments sold	550,687
Receivable for capital shares issued	34,048
Prepaid expenses	1,313

Total Assets	828,707,009

Liabilities:
Payable for capital shares redeemed	597,131
Cash overdraft (Note 2)	1,797
Payable upon return of securities loaned (Note 2)	3,125
Accrued expenses and other payables:
Investment advisory fees	91,006
Fund administration fees	27,932
Distribution fees	175,094
Administrative servicing fees	108,169
Accounting and transfer agent fees	182
Trustee fees	100
Custodian fees	13,088
Compliance program costs (Note 3)	844
Professional fees	11,926
Printing fees	5,412
Other	3,490

Total Liabilities	1,039,296

Net Assets	$827,667,713

Represented by:
Capital	$751,959,868
Total distributable earnings (loss)	75,707,845

Net Assets	$827,667,713

Net Assets:
Class II Shares	$825,374,838
Class P Shares	2,292,875

Total	$827,667,713

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	77,274,677
Class P Shares	216,285

Total	77,490,962

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.68
Class P Shares	$10.60

*	Includes value of securities on loan of $3,071 (Note 2).

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$18,157,057
Interest income from affiliated issuers	3,253,838
Dividend income from unaffiliated issuers	4,777
Interest income (unaffiliated)	3,397
Income from securities lending (Note 2)	40

Total Income	21,419,109

EXPENSES:
Investment advisory fees	1,075,289
Fund administration fees	227,702
Distribution fees Class II Shares	2,062,566
Distribution fees Class P Shares	5,318
Administrative servicing fees Class II Shares	1,237,546
Professional fees	48,097
Printing fees	14,166
Trustee fees	29,833
Custodian fees	33,822
Accounting and transfer agent fees	848
Compliance program costs (Note 3)	3,527
Other	15,598

Total expenses before earnings credit	4,754,312

Earnings credit (Note 5)	(83)

Net Expenses	4,754,229

NET INVESTMENT INCOME	16,664,880

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	16,153,522
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	5,715,211
Transactions in investment securities of unaffiliated issuers	(3,509)

Net realized gains	21,865,224

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	66,113,179

Net realized/unrealized gains	87,978,403

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$104,643,283

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Conservative Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$16,664,880	$16,575,364
Net realized gains	21,865,224	45,407,139
Net change in unrealized appreciation/depreciation	66,113,179	(93,943,638)

Change in net assets resulting from operations	104,643,283	(31,961,135)

Distributions to Shareholders From:
Distributable earnings:
Class II	(60,168,322)	(64,021,276)
Class P	(165,374)	(151,470)

Change in net assets from shareholder distributions	(60,333,696)	(64,172,746)

Change in net assets from capital transactions	(22,991,000)	(29,340,720)

Change in net assets	21,318,587	(125,474,601)

Net Assets:
Beginning of year	806,349,126	931,823,727

End of year	$827,667,713	$806,349,126

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$19,379,307	$16,861,744
Dividends reinvested	60,168,322	64,021,276
Cost of shares redeemed	(102,801,593)	(110,479,633)

Total Class II Shares	(23,253,964)	(29,596,613)

Class P Shares
Proceeds from shares issued	234,831	296,524
Dividends reinvested	165,374	151,470
Cost of shares redeemed	(137,241)	(192,101)

Total Class P Shares	262,964	255,893

Change in net assets from capital transactions	$(22,991,000)	$(29,340,720)

SHARE TRANSACTIONS:
Class II Shares
Issued	1,804,091	1,521,326
Reinvested	5,703,537	6,014,348
Redeemed	(9,594,734)	(9,965,135)

Total Class II Shares	(2,087,106)	(2,429,461)

Class P Shares
Issued	22,040	27,098
Reinvested	15,779	14,342
Redeemed	(12,835)	(17,592)

Total Class P Shares	24,984	23,848

Total change in shares	(2,062,122)	(2,405,613)

The accompanying notes are an integral part of these financial statements.

12

Statement of Cash Flows

For the Year Ended December 31, 2019

NVIT Investor Destinations Moderately Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities
Net increase in net assets from operations	$104,643,283
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(32,164,419)
Proceeds from disposition of investment securities of affiliated issuers	94,971,930
Proceeds from disposition of investment securities of unaffiliated issuers	25,252,032
Proceeds/Purchases of short-term investments, net	(3,125)
Reinvestment of dividend income from affiliated issuers	(18,157,057)
Reinvestment of interest income from affiliated issuers	(3,253,838)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(66,113,179)
Reinvestment of net realized gain distributions from affiliated underlying funds	(16,153,522)
Net realized gain from investment transactions with affiliated issuers	(5,715,211)
Net realized loss from transactions in investment securities of unaffiliated issuers	3,509
Increase in receivable for investments sold	(550,687)
Increase in securities lending income receivable	(1)
Increase in interest and dividends receivable	(24)
Decrease in prepaid expenses	71
Decrease in payable for investments purchased	(704,736)
Increase in collateral for securities lending payable	3,125
Increase in investment advisory fees payable	1,028
Decrease in fund administration fees payable	(2,707)
Increase in distribution fees payable	2,002
Increase in administrative servicing fees payable	1,464
Decrease in accounting and transfer agent fees payable	(57)
Decrease in trustee fees payable	(249)
Increase in custodian fees payable	4,301
Decrease in compliance program costs payable	(14)
Decrease in professional fees payable	(13)
Decrease in printing fees payable	(1,641)
Decrease in other payables	(7,203)

Net cash provided by operating activities	82,055,062

Cash flows used in financing activities
Proceeds from shares issued	20,290,332
Cost of shares redeemed	(102,860,503)
Cash overdraft	1,797

Net cash used in financing activities	(82,568,374)

Net decrease in cash	(513,312)

Cash:
Beginning of period	513,312

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $60,333,696.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $37,564,417.

Non-cash operating activities not included herein consist of securities received in-kind from affiiliated issuers of $25,255,541.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2019	$10.14	0.22	1.12	1.34	(0.23)	(0.57)	(0.80)	$10.68	13.48%		$825,374,838	0.58%	2.01%	0.58%	8.43%	(g)
Year Ended December 31, 2018	$11.37	0.21	(0.61)	(0.40)	(0.21)	(0.62)	(0.83)	$10.14	(3.73%	)	$804,423,216	0.57%	1.87%	0.57%	10.79%
Year Ended December 31, 2017	$11.07	0.20	0.80	1.00	(0.21)	(0.49)	(0.70)	$11.37	9.21%		$929,931,161	0.57%	1.72%	0.57%	10.93%
Year Ended December 31, 2016	$11.08	0.21	0.42	0.63	(0.22)	(0.42)	(0.64)	$11.07	5.70%		$937,189,821	0.57%	1.84%	0.57%	10.47%
Year Ended December 31, 2015	$11.90	0.19	(0.20)	(0.01)	(0.19)	(0.62)	(0.81)	$11.08	(0.03%	)	$923,312,331	0.57%	1.63%	0.57%	12.79%

Class P Shares
Year Ended December 31, 2019	$10.07	0.24	1.11	1.35	(0.25)	(0.57)	(0.82)	$10.60	13.67%		$2,292,875	0.43%	2.28%	0.43%	8.43%	(g)
Year Ended December 31, 2018	$11.30	0.24	(0.62)	(0.38)	(0.23)	(0.62)	(0.85)	$10.07	(3.58%	)	$1,925,910	0.42%	2.14%	0.42%	10.79%
Year Ended December 31, 2017	$11.01	0.22	0.79	1.01	(0.23)	(0.49)	(0.72)	$11.30	9.33%		$1,892,566	0.42%	1.90%	0.42%	10.93%
Year Ended December 31, 2016	$11.03	0.23	0.41	0.64	(0.24)	(0.42)	(0.66)	$11.01	5.83%		$1,787,867	0.42%	2.10%	0.42%	10.47%
Year Ended December 31, 2015	$11.85	0.23	(0.21)	0.02	(0.22)	(0.62)	(0.84)	$11.03	0.16%		$1,265,624	0.42%	1.96%	0.42%	12.79%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2019

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

16

Notes to Financial Statements (Continued)

December 31, 2019

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract is reinvested in the Nationwide Contract. Therefore, the par value represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through December 31, 2019, the rate was 2.50%. Effective January 1, 2020, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$23,563,113	$—	$—	$23,563,113
Investment Companies	681,617,412	—	—	681,617,412
Investment Contract	—	—	122,937,286	122,937,286
Repurchase Agreements	—	3,125	—	3,125
Total	$705,180,525	$3,125	$122,937,286	$828,120,936

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2018	$133,630,827	$133,630,827
Purchases*	4,362,046	4,362,046
Sales	(15,055,587)	(15,055,587)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$122,937,286	$122,937,286

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50% (2.50%)
		Daily Transactions	$1.00 ($1.00)
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination

17

Notes to Financial Statements (Continued)

December 31, 2019

date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Valuation Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

18

Notes to Financial Statements (Continued)

December 31, 2019

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $1,797 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a

19

Notes to Financial Statements (Continued)

December 31, 2019

lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $3,125, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

20

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

21

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$495	$—	$495	$(495)	$—
Citigroup Global Markets Ltd.	630	—	630	(630)	$—
Nomura Securities International, Inc.	2,000	—	2,000	(2,000)	—
Total	$3,125	$—	$3,125	$(3,125)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial

22

Notes to Financial Statements (Continued)

December 31, 2019

statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, restricted cash, money market funds and other investments held in lieu of cash.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

23

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $227,702 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $3,527.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

24

Notes to Financial Statements (Continued)

December 31, 2019

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $1,237,546.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

During the year ended December 31, 2019, shares of the Nationwide Ziegler Equity Income Fund held by the Fund were redeemed in-kind for securities and cash in the amount of $25,255,541 and $301,415, respectively. The Fund subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	—	23,451,003	222,661	(25,824,620	)(a)	(1,546,473)	3,697,429	—	222,661	—
NVIT Emerging Markets Fund, Class Y	943,739	11,340,149	410,908	(1,263,904)		(93,295)	2,299,437	12,693,295	307,013	—
NVIT International Index Fund, Class Y	10,834,692	100,171,146	4,948,809	(11,397,612)		1,742,991	15,373,566	110,838,900	3,745,981	209,880
NVIT Mid Cap Index Fund, Class Y	1,720,422	32,505,986	6,524,512	(3,791,712)		(227,548)	2,167,082	37,178,320	519,839	5,692,990
NVIT S&P 500 Index Fund, Class Y	7,780,936	106,112,647	35,716,876	(15,797,065)		6,274,933	20,743,623	153,051,014	3,042,826	5,987,478
NVIT Small Cap Index Fund, Class Y	1,475,782	10,627,936	4,484,205	(1,263,904)		(125,795)	(1,650,546)	12,071,896	140,655	4,239,656
Nationwide Core Plus Bond Fund, Class R6	7,073,899	76,899,252	3,013,977	(10,972,601)		(172,994)	4,800,917	73,568,551	2,367,090	23,518
Nationwide Inflation-Protected Securities Fund, Class R6	2,449,985	26,041,339	650,945	(3,586,606)		85,308	1,504,867	24,695,853	443,156	—
NVIT Bond Index Fund, Class Y	18,961,770	206,326,141	7,474,147	(23,043,557)		(108,918)	11,863,893	202,511,706	5,427,636	—
NVIT Short Term Bond Fund, Class Y	5,335,391	59,717,246	1,919,750	(7,725,288)		(143,082)	1,239,251	55,007,877	1,434,909	—
Nationwide Risk-Based International Equity ETF	347,842	7,963,403	—	(52,555)		(724)	1,071,574	8,981,698	237,771	—
Nationwide Risk-Based U.S. Equity ETF	474,810	12,000,981	—	(452,460)		30,808	3,002,086	14,581,415	267,520	—
Nationwide Contract^¥ (b)	$122,937,286	133,630,827	4,362,046	(15,055,587)		—	—	122,937,286	3,253,838	—
Total		806,788,056	69,728,836	(120,227,471)		5,715,211	66,113,179	828,117,811	21,410,895	16,153,522

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

25

Notes to Financial Statements (Continued)

December 31, 2019

^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)	Proceeds from sales includes securities received in-kind.
(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or an exchange traded fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

26

Notes to Financial Statements (Continued)

December 31, 2019

6.  Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Purchases*^	Sales#
$69,728,836	$120,227,471
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds of $25,255,541.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds of $25,252,032.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

27

Notes to Financial Statements (Continued)

December 31, 2019

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,950,580	$42,383,116	$60,333,696	$—	$60,333,696

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,641,885	$47,530,861	$64,172,746	$—	$64,172,746

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,289,717	$22,055,213	$23,344,930	$—	$52,362,915	$75,707,845

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$775,758,021	$60,950,311	$(8,587,396)	$52,362,915

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderately Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Moderately Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, Nationwide Contract issuer and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

29

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”), must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory

Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional

30

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved. In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable). and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees considered that the total expense ratio (including 12b-1/non-12b-1 fees) of each Fund was lower than its peer group median, except for NVIT Investor Destinations Moderately Aggressive Fund whose total expense ratio was approximately at its peer group median. The Trustees noted that all but three of the Funds paid actual management fees at rates at or below their peer group median, and that the remaining three Funds paid actual management fees at rates within an acceptable range above their peer group median. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of

31

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Moderate Fund, and NVIT Investor Destinations Moderately Aggressive Fund achieved investment performance at or above the median of the funds in its peer group for the three-year period ended June 30, 2019, or, in the case of the NVIT Investor Capital Appreciation Fund, below the peer group median but within the third quintile of its peer group. With respect to the remaining Funds (other than NVIT Investor Destinations Managed Growth & Income Fund), which ranked less favorably against the funds in their peer groups, the Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, including that each of the Funds has allocated a smaller portion of its assets to equity securities than many of its peers, and that each of the Funds has tended to have a fixed-income duration shorter than that of many of its peers, both of which contributed to the Funds’ relative underperformance. The Trustees considered statements by the Adviser as to steps it is taking to bring the Funds’ asset allocations more closely in line with peer allocations. As to the NVIT Investor Destinations Managed Growth & Income Fund, which ranked less favorably than its peer group median and in the fourth quintile, the Trustees considered the Adviser’s statement that the Fund’s volatility overlay may be expected to have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance, and steps the Adviser was taking to improve relative performance, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the Funds’ advisory fee rate schedules are not subject to contractual breakpoints. The Trustees noted that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds, and the Adviser’s view that those breakpoints provide investors benefits arising from the growth of those underlying funds. The Trustees determined to continue to monitor the fees paid at the Fund level over time to determine whether breakpoints might be appropriate there as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 18.74%.

32

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

The Fund designates $42,383,116, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $3,111,642 or $0.0402 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $272,714 or $0.0035 per outstanding share.

33

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

34

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

38

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

39

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

40

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

41

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

42

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

43

Annual Report

December 31, 2019

NVIT iShares® Global Equity ETF Fund

AR-ISH-GEQ 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT iShares® Global Equity ETF Fund

For the period from the Fund’s inception on January 23, 2019, through December 31, 2019, the NVIT iShares® Global Equity ETF Fund (Class Y) returned 19.82%* versus 21.47% for its benchmark, the MSCI World Index. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Global markets soared in 2019. Risk appetite was boosted broadly by expectations of a United States and China trade deal, stable economic growth, and easy monetary policy. Nearly all asset classes experienced positive returns, so the winning investment strategy in 2019 seemed to be to buy just about anything.

The S&P 500® Index (S&P 500) closed 2019 with a 31.5% return, the second-highest annual return for U.S. equity markets in the past two decades. Among equity factors, quality outperformed the S&P 500 with a 34.4% (MSCI USA Quality Index) return, while momentum, with 28.1% (MSCI USA Momentum Index), value, with 27.7% (MSCI USA Enhanced Value Index), and size, with 29.3% (MSCI USA Low Size Index), underperformed the S&P 500. International stocks performed much the same as U.S. stocks. Developed market equities, as represented by the MSCI EAFE® Index, and emerging market equities, as represented by the MSCI Emerging Markets® Index, ended 2019 up 22.4% and 18.4%, respectively, on a total return basis.

Bond markets performed much the same as equities. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, gained 8.72% in 2019. Following a cycle of higher interest rates in 2018, slowing economic growth, and the protracted trade dispute between the United States and China, central banks were prompted to adopt or signal more accommodative monetary policies beginning in January 2019. Low inflation and weak economic indicators led investors to anticipate continued stimulative policies from the world’s central banks. Consequently, global bond yields (which are inversely related to prices) largely declined, resulting in gains for bond portfolios.

The Fund is a strategic asset allocation portfolio that uses factor-oriented passive instruments designed to closely mimic the asset allocation of its benchmark. Sector, asset class and security level decisions are not actively managed. The Fund launched in the first quarter of 2019 and has yet to show a full year of performance history. Despite the strong returns across all markets in 2019, the Fund slightly underperformed its benchmark 0.32 the reporting period. The primary drivers of differences in Fund performance versus benchmark performance were acquired fund expenses, underperformance of three of the four factor exposures and ETF premium/discount differences from NAV.

The Fund does not use derivatives.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Alan Mason and Greg Savage, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across traditional equity asset classes of any market capitalization by investing in a portfolio of unaffiliated exchange-traded funds sponsored by BlackRock Fund Advisors (or its affiliates) and which use a passive index-based strategy to track the performance of equity indexes (“Underlying ETFs”). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the Underlying ETFs. In seeking to match the performance of an index, correlation between Underlying ETF performance and index performance may be affected by ETF expenses, index composition changes, and the timing of ETF share purchases and redemptions. Because the Fund may hold large positions in an Underlying ETF, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s Underlying ETFs may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); smaller company risk (smaller companies are usually less stable in price and less liquid than larger, more-established companies; are more vulnerable than larger companies to adverse business and economic developments; and may have more-limited resources); international securities risk (currency fluctuations, political risks, differences in accounting and limited availability of information); derivatives risk (many derivatives create investment leverage and are highly volatile); sector risk (concentration on specific sectors or industries may cause high volatility);

3

Fund Commentary (cont.)	NVIT iShares® Global Equity ETF Fund

and securities lending risk (a borrower may fail to return loaned securities in a timely manner or not at all, causing a decline in investment value). Please refer to the most recent prospectus for a more detailed explanation of each Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The MSCI USA Enhanced Value Index captures large and mid-cap representation across the US equity markets exhibiting overall value style characteristics. The index is designed to represent the performance of securities that exhibit higher value characteristics relative to their peers within the corresponding GICS® sector.

The MSCI USA Low Size Index aims to achieve a low size exposure by reweighting stocks in the large and midcap universes. The result is an index tilted toward smaller-capitalized stocks across the large and mid-cap segment.

The MSCI USA Momentum Index is designed to reflect the performance of an equity momentum strategy by emphasizing stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover.

The MSCI USA Quality Index aims to capture the performance of quality growth stocks by identifying stocks with high quality scores based on three main fundamental variables: high return on equity (ROE), stable year-over-year earnings growth and low financial leverage.

A description of the benchmarks not listed above can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT iShares® Global Equity ETF Fund

Asset Allocation1

Equity Funds	100.5%
Repurchase Agreements	9.6%
Liabilities in excess of other assets§	(10.1)%
100.0%

Top Holdings2

iShares Core S&P Total U.S. Stock Market ETF	25.6%
iShares Core S&P Mid-Cap ETF	16.5%
iShares Core MSCI International Developed Markets ETF	12.0%
iShares Core MSCI EAFE ETF	10.7%
iShares Edge MSCI Multifactor USA ETF	8.1%
iShares Core S&P 500 ETF	6.7%
iShares Core S&P Small-Cap ETF	3.0%
iShares Edge MSCI USA Value Factor ETF	1.9%
iShares Edge MSCI USA Quality Factor ETF	1.8%
iShares Edge MSCI USA Size Factor ETF	1.8%
Other Holdings#	11.9%
100.0%

§	Please refer to the Statement of Assets and Liabilities for additional details.

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT iShares® Global Equity ETF Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	Inception[2]
Class II	19.23%	*
Class Y	19.82%	*
MSCI World Index	21.47%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of January 23, 2019.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	2.93%	0.75%
Class Y	2.43%	0.25%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT iShares® Global Equity ETF Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT iShares® Global Equity ETF Fund from inception through 12/31/19 versus the MSCI World Index for the same period. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT iShares® Global Equity ETF Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT iShares® Global Equity ETF Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,083.00	3.52	0.67
	Hypothetical	(c)(d)	1,000.00	1,021.83	3.41	0.67
Class Y Shares	Actual	(c)	1,000.00	1,086.30	0.89	0.17
	Hypothetical	(c)(d)	1,000.00	1,024.35	0.87	0.17

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT iShares® Global Equity ETF Fund

Exchange Traded Funds 100.5%

	Shares	Value

Equity Funds 100.5%
iShares Core MSCI EAFE ETF	6,782	$442,458
iShares Core MSCI International Developed Markets ETF (a)	8,559	497,877
iShares Core S&P 500 ETF	852	275,400
iShares Core S&P Mid-Cap ETF (a)	3,307	680,647
iShares Core S&P Small-Cap ETF (a)	1,463	122,673
iShares Core S&P Total U.S. Stock Market ETF (a)	14,534	1,056,477
iShares Edge MSCI Multifactor USA ETF (a)	9,763	336,628
iShares Edge MSCI Multifactor USA Small-Cap ETF (a)	1,420	60,932
iShares Edge MSCI USA Momentum Factor ETF	571	71,695
iShares Edge MSCI USA Quality Factor ETF	740	74,740
iShares Edge MSCI USA Size Factor ETF	752	73,252
iShares Edge MSCI USA Value Factor ETF	865	77,616

Total Exchange Traded Funds (cost $3,448,973)		3,770,395

Repurchase Agreements 9.6%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $75,492, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $76,995. (b)(c)	$75,486	75,486
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $66,186, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $67,504. (b)(c)	66,180	66,180
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $100,009, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $102,000. (b)(c)	100,000	100,000
Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $120,011, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $122,400. (b)(c)	120,000	120,000

Total Repurchase Agreements (cost $361,666)		361,666

Total Investments (cost $3,810,639) — 110.1%		4,132,061

Liabilities in excess of other assets — (10.1)%		(378,210)

NET ASSETS — 100.0%		$3,753,851

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $1,103,680, which was collateralized by cash used to purchase repurchase agreements with a total value of $361,666 and by $769,376 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.63%, and maturity dates ranging from 1/23/2020 – 2/15/2049, a total value of $1,131,042.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $361,666.

(c)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT iShares® Global Equity ETF Fund
Assets:
Investment securities, at value* (cost $3,448,973)	$3,770,395
Repurchase agreements, at value (cost $361,666)	361,666
Cash	16,406
Interest and dividends receivable	50
Securities lending income receivable	951
Reimbursement from investment adviser (Note 3)	14,386
Prepaid offering costs	1,947
Prepaid expenses	2

Total Assets	4,165,803

Liabilities:
Payable for investments purchased	8,991
Payable for capital shares redeemed	91
Payable upon return of securities loaned (Note 2)	361,666
Accrued expenses and other payables:
Investment advisory fees	331
Fund administration fees	19,891
Distribution fees	621
Administrative servicing fees	2,910
Accounting and transfer agent fees	4,024
Trustee fees	64
Custodian fees	114
Compliance program costs (Note 3)	17
Professional fees	10,087
Printing fees	2,874
Other	271

Total Liabilities	411,952

Net Assets	$3,753,851

Represented by:
Capital	$3,432,680
Total distributable earnings (loss)	321,171

Net Assets	$3,753,851

Net Assets:
Class II Shares	$3,125,956
Class Y Shares	627,895

Total	$3,753,851

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	264,590
Class Y Shares	55,897

Total	320,487

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.81
Class Y Shares	$11.23

*	Includes value of securities on loan of $1,103,680 (Note 2).

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Period Ended December 31, 2019

NVIT iShares® Global Equity ETF Fund (a)
INVESTMENT INCOME:
Dividend income	$48,787
Income from securities lending (Note 2)	4,894
Interest income	724

Total Income	54,405

EXPENSES:
Investment advisory fees	1,892
Fund administration fees	54,877
Distribution fees Class II Shares	2,910
Administrative servicing fees Class II Shares	2,910
Professional fees	14,765
Printing fees	9,350
Trustee fees	127
Custodian fees	164
Offering costs^	49,063
Accounting and transfer agent fees	4,114
Compliance program costs (Note 3)	21
Other	661

Total expenses before expenses reimbursed	140,854

Expenses reimbursed by adviser (Note 3)	(132,068)

Net Expenses	8,786

NET INVESTMENT INCOME	45,619

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	18,389
Net change in unrealized appreciation/depreciation in the value of investment securities	321,422

Net realized/unrealized gains	339,811

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$385,430

^	Amounts are amortized over 12-month period.
(a)	For the period from January 24, 2019 (commencement of operations) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

NVIT iShares® Global Equity ETF Fund

Period Ended December 31, 2019 (a)
Operations:
Net investment income	$45,619
Net realized gains	18,389
Net change in unrealized appreciation/depreciation	321,422

Change in net assets resulting from operations	385,430

Distributions to Shareholders From:
Distributable earnings:
Class II	(29,607)
Class Y	(39,339)

Change in net assets from shareholder distributions	(68,946)

Change in net assets from capital transactions	3,437,367

Change in net assets	3,753,851

Net Assets:
Beginning of period	–

End of period	$3,753,851

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$2,976,556
Dividends reinvested	29,607
Cost of shares redeemed	(121,357)

Total Class II Shares	2,884,806

Class Y Shares
Proceeds from shares issued	817,467
Dividends reinvested	39,339
Cost of shares redeemed	(304,245)

Total Class Y Shares	552,561

Change in net assets from capital transactions	$3,437,367

SHARE TRANSACTIONS:
Class II Shares
Issued	272,970
Reinvested	2,509
Redeemed	(10,889)

Total Class II Shares	264,590

Class Y Shares
Issued	79,256
Reinvested	3,509
Redeemed	(26,868)

Total Class Y Shares	55,897

Total change in shares	320,487

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from January 24, 2019 (commencement of operations) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT iShares® Global Equity ETF Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class II Shares
Period Ended December 31, 2019 (h)	$10.00	0.28	1.64	1.92	(0.05)	(0.06)	(0.11)	$11.81	19.23%	$3,125,956	0.67%	2.65%	7.62%	20.44%

Class Y Shares
Period Ended December 31, 2019 (h)	$10.00	0.27	1.71	1.98	(0.69)	(0.06)	(0.75)	$11.23	19.82%	$627,895	0.17%	2.64%	8.76%	20.44%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year, with the exception of offering costs, as applicable.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from January 24, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of January 23, 2019 through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT iShares® Global Equity ETF Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (including exchange traded funds) (together, the “Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities. Each Underlying Fund is a fund sponsored by BlackRock Fund Advisors (the “iShares ETF Underlying Funds”).

The Fund currently offers Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

The Fund commenced operations on January 24, 2019.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

14

Notes to Financial Statements (Continued)

December 31, 2019

date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service and are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$3,770,395	$—	$—	$3,770,395
Repurchase Agreements	—	361,666	—	361,666
Total	$3,770,395	$361,666	$—	$4,132,061

Amounts designated as “—” are zero or have been rounded to zero.

For additional information about the iShares ETF Underlying Funds’ valuation policies, please refer to the iShares ETF Underlying Funds’ most recent annual or semiannual report to shareholders which can be found at www.ishares.com.

(b)	Securities Lending

During the period ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

15

Notes to Financial Statements (Continued)

December 31, 2019

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $361,666, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the period ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the

16

Notes to Financial Statements (Continued)

December 31, 2019

underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$75,486	$—	$75,486	$(75,486)	$—
Citigroup Global Markets Ltd.	66,180	—	66,180	(66,180)	—
Nomura Securities International, Inc.	100,000	—	100,000	(100,000)	—
Pershing LLC	120,000	—	120,000	(120,000)	—
Total	$361,666	$—	$361,666	$(361,666)	$—

Amounts designated as “—” are zero.

17

Notes to Financial Statements (Continued)

December 31, 2019

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to non-deductible expenses. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the period ended December 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$(4,687)	$4,687

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

18

Notes to Financial Statements (Continued)

December 31, 2019

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.11%

For the period ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.11%, and after expense reimbursements due to the expense limitation agreement described below was 0.00%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.17% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to

19

Notes to Financial Statements (Continued)

December 31, 2019

exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2019 Amount (a)	Total
$132,068	$132,068
(a)	For the period from January 24, 2019 (commencement of operations) through December 31, 2019.

During the period ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period ended December 31, 2019, NFM earned $54,877 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2019, the Fund’s portion of such costs amounted to $21.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for

20

Notes to Financial Statements (Continued)

December 31, 2019

expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the period ended December 31, 2019, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $2,910.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the period ended December 31, 2019, the Fund had no borrowings under the line of credit.

The Fund is not yet a party to this agreement, although it will be added as a party upon renewal of the agreement.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the period ended December 31, 2019, the Fund did not engage in interfund lending.

21

Notes to Financial Statements (Continued)

December 31, 2019

5.  Investment Transactions

For the period ended December 31, 2019, the Fund had purchases of $3,799,594 and sales of $369,009 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders which can be found at www.ishares.com. Information about iShares ETF Underlying Fund risks may be found in such iShares ETF Underlying Fund’s annual or semiannual report to shareholders which can be found at www.ishares.com. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such iShares ETF Underlying Fund’s annual or semiannual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

22

Notes to Financial Statements (Continued)

December 31, 2019

9.  Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$68,946	$—	$68,946	$—	$68,946

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$185	$—	$185	$—	$320,986	$321,171

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$3,811,075	$320,986	$—	$320,986

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT iShares® Global Equity ETF Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT iShares® Global Equity ETF Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 24, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, changes in its net assets and the financial highlights for the period January 24, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

24

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

25

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

26

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

27

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid bythe Fund that qualifies for the dividends received deduction available to corporations is 37.19%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $14,332 or $0.0447 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $1,152 or $0.0036 per outstanding share.

28

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

33

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

34

Market Index Definitions (cont.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

35

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

36

Market Index Definitions (cont.)

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2019

NVIT iShares® Fixed Income ETF Fund

AR-ISH-FX 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT iShares® Fixed Income ETF Fund

For the period from the Fund’s inception on January 23, 2019, through December 31, 2019, the NVIT iShares® Fixed Income ETF Fund (Class Y) returned 8.97% versus 8.44% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Intermediate Core Bond (consisting of 140 funds as of December 31, 2019), was 8.57% for the period from January 1, 2019 through December 31, 2019. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Global markets soared in 2019. Risk appetite was boosted broadly by expectations of a United States and China trade deal, stable economic growth, and easy monetary policy. Nearly all asset classes experienced positive returns, so the winning investment strategy in 2019 seemed to be to buy just about anything.

Bond markets closed out the year with gains. Following a cycle of higher interest rates in 2018, slowing economic growth and the protracted trade dispute between the United States and China prompted central banks to adopt or signal more accommodative monetary policies beginning in January 2019. Low inflation and weak economic indicators led investors to anticipate continued stimulative policies from the world’s central banks. Consequently, global bond yields (which are inversely related to prices) largely declined, resulting in gains for bond portfolios.

Equity markets ended the year with strength. The S&P 500® Index closed out 2019 with a 31.5% return, the second-highest annual return for U.S. equity markets in the past two decades. International stocks experienced much the same as U.S. stocks. Developed equities, as represented by the MSCI EAFE® Index, and emerging market equities, as represented by the MSCI Emerging Markets® Index, ended 2019 up 22.4% and 18.4%, respectively, on a total return basis.

The Fund is a strategic asset allocation portfolio that uses passive instruments designed to closely mimic the performance of its benchmark, the

Bloomberg Barclays U.S. Aggregate Bond Index. Sector, asset class and security level decisions are not actively managed. The Fund launched in the first quarter of 2019 and has yet to show a full year of performance history. Because of the strong returns across bond markets in 2019, the Fund slightly outperformed its benchmark during the reporting period. The primary drivers of differences in Fund performance versus benchmark performance were acquired fund expenses, a slight overweight to credit and ETF premium/discount differences from net asset value (NAV).

This Fund does not use derivatives.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Alan Mason and Greg Savage, CFA

This Fund is designed to provide diversification across traditional fixed-income asset classes by investing in a portfolio of unaffiliated exchange-traded funds sponsored by BlackRock Fund Advisors (or its affiliates) and which use a passive index-based strategy to track the performance of fixed-income indexes (“Underlying ETFs”). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the Underlying ETFs. In seeking to match the performance of an index, correlation between Underlying ETF performance and index performance may be affected by ETF expenses, index composition changes, and the timing of ETF share purchases and redemptions. Because the Fund may hold large positions in an Underlying ETF, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.

This Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s Underlying ETFs may be subject to specific investment risks, including but not limited to: default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); high-yield bonds risk (greater volatility); international securities risk (currency fluctuations, political risks, differences in accounting and limited availability of information); sovereign debt risk (a governmental entity may delay or refuse to pay interest or repay principal); derivatives risk (many derivatives create investment leverage and are highly volatile); sector risk (concentration on specific sectors or industries may cause high volatility); and securities lending risk (a borrower may fail to return loaned securities in a timely manner or not at all, causing a decline in investment value). Please refer to the most recent prospectus for a more detailed explanation of each Fund’s principal risks.

3

Fund Commentary (cont.)	NVIT iShares® Fixed Income ETF Fund

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not ensure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT iShares® Fixed Income ETF Fund

Asset Allocation1

Fixed Income Funds	100.2%
Repurchase Agreement	0.4%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Holdings2

iShares Core U.S. Aggregate Bond ETF	49.8%
iShares Core 1-5 Year USD Bond ETF	14.9%
iShares Core Total USD Bond Market ETF	10.0%
iShares MBS ETF	10.0%
iShares Core 10+ Year USD Bond ETF	9.9%
iShares U.S. Treasury Bond ETF	5.0%
Bank of America NA	0.4%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT iShares® Fixed Income ETF Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

Inception[2]*
Class II	8.51%
Class Y	8.97%
Bloomberg Barclays U.S. Aggregate Bond Index	8.44%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of January 23, 2019.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	2.91%	0.73%
Class Y	2.41%	0.23%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT iShares® Fixed Income ETF Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT iShares® Fixed Income ETF Fund from inception through 12/31/19 versus the BBgBarc U.S. Aggregate Bond Index for the same period. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT iShares® Fixed Income ETF Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT iShares® Fixed Income ETF Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,024.60	3.42	0.67
	Hypothetical	(c)(d)	1,000.00	1,021.83	3.41	0.67
Class Y Shares	Actual	(c)	1,000.00	1,027.00	0.87	0.17
	Hypothetical	(c)(d)	1,000.00	1,024.35	0.87	0.17

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT iShares® Fixed Income ETF Fund

Exchange Traded Funds 100.2%

	Shares	Value

Fixed Income Funds 100.2%
iShares Core 10+ Year USD Bond ETF (a)	7,764	$528,728
iShares Core 1-5 Year USD Bond ETF (a)	15,818	797,227
iShares Core Total USD Bond Market ETF	10,235	533,346
iShares Core U.S. Aggregate Bond ETF	23,612	2,653,280
iShares MBS ETF	4,927	532,412
iShares U.S. Treasury Bond ETF	10,202	264,640

Total Exchange Traded Funds (cost $5,265,578)		5,309,633

Repurchase Agreement 0.4%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $19,202, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $19,584. (b)(c)	$19,200	19,200

Total Repurchase Agreement (cost $19,200)		19,200

Total Investments (cost $5,284,778) — 100.6%		5,328,833

Liabilities in excess of other assets — (0.6)%		(32,220)

NET ASSETS — 100.0%		$5,296,613

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $18,660, which was collateralized by cash used to purchase repurchase agreements with a total value of $19,200.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $19,200.

(c)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT iShares® Fixed Income ETF Fund
Assets:
Investment securities, at value* (cost $5,265,578)	$5,309,633
Repurchase agreement, at value (cost $19,200)	19,200
Cash	36,892
Interest receivable	91
Securities lending income receivable	2,430
Receivable for investments sold	5,034
Receivable for capital shares issued	19
Reimbursement from investment adviser (Note 3)	14,336
Prepaid offering costs	1,947
Prepaid expenses	2

Total Assets	5,389,584

Liabilities:
Payable for investments purchased	31,525
Payable for capital shares redeemed	236
Payable upon return of securities loaned (Note 2)	19,200
Accrued expenses and other payables:
Investment advisory fees	475
Fund administration fees	19,915
Distribution fees	792
Administrative servicing fees	3,786
Accounting and transfer agent fees	4,026
Trustee fees	46
Custodian fees	20
Compliance program costs (Note 3)	16
Professional fees	10,075
Printing fees	2,600
Other	259

Total Liabilities	92,971

Net Assets	$5,296,613

Represented by:
Capital	$5,254,386
Total distributable earnings (loss)	42,227

Net Assets	$5,296,613

Net Assets:
Class II Shares	$3,900,108
Class Y Shares	1,396,505

Total	$5,296,613

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	364,934
Class Y Shares	132,623

Total	497,557

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.69
Class Y Shares	$10.53

*	Includes value of securities on loan of $18,660 (Note 2).

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Period Ended December 31, 2019

NVIT iShares® Fixed Income ETF Fund (a)
INVESTMENT INCOME:
Dividend income	$70,779
Income from securities lending (Note 2)	10,396
Interest income	1,178

Total Income	82,353

EXPENSES:
Investment advisory fees	2,596
Fund administration fees	55,014
Distribution fees Class II Shares	3,786
Administrative servicing fees Class II Shares	3,786
Professional fees	14,772
Printing fees	9,341
Trustee fees	135
Custodian fees	164
Offering costs^	49,063
Accounting and transfer agent fees	4,119
Compliance program costs (Note 3)	22
Other	663

Total expenses before expenses reimbursed	143,461

Expenses reimbursed by adviser (Note 3)	(131,827)

Net Expenses	11,634

NET INVESTMENT INCOME	70,719

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	25,622
Net change in unrealized appreciation/depreciation in the value of investment securities	44,055

Net realized/unrealized gains	69,677

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$140,396

^	Amounts are amortized over 12-month period.

(a)	For the period from January 24, 2019 (commencement of operations) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

NVIT iShares® Fixed Income ETF Fund

Period Ended December 31, 2019 (a)
Operations:
Net investment income	$70,719
Net realized gains	25,622
Net change in unrealized appreciation/depreciation	44,055

Change in net assets resulting from operations	140,396

Distributions to Shareholders From:
Distributable earnings:
Class II	(58,017)
Class Y	(46,453)

Change in net assets from shareholder distributions	(104,470)

Change in net assets from capital transactions	5,260,687

Change in net assets	5,296,613

Net Assets:
Beginning of period	–

End of period	$5,296,613

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$4,714,814
Dividends reinvested	58,017
Cost of shares redeemed	(889,634)

Total Class II Shares	3,883,197

Class Y Shares
Proceeds from shares issued	1,334,910
Dividends reinvested	46,453
Cost of shares redeemed	(3,873)

Total Class Y Shares	1,377,490

Change in net assets from capital transactions	$5,260,687

SHARE TRANSACTIONS:
Class II Shares
Issued	443,412
Reinvested	5,437
Redeemed	(83,915)

Total Class II Shares	364,934

Class Y Shares
Issued	128,563
Reinvested	4,416
Redeemed	(356)

Total Class Y Shares	132,623

Total change in shares	497,557

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from January 24, 2019 (commencement of operations) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT iShares® Fixed Income ETF Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class II Shares
Period Ended December 31, 2019(h)	$10.00	0.28	0.57	0.85	(0.10)	(0.06)	(0.16)	$10.69	8.51%	$3,900,108	0.67%	2.80%	5.82%	34.43%

Class Y Shares
Period Ended December 31, 2019(h)	$10.00	0.33	0.57	0.90	(0.31)	(0.06)	(0.37)	$10.53	8.97%	$1,396,505	0.17%	3.33%	6.12%	34.43%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year, with the exception of offering costs, as applicable.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from January 24, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of January 23, 2019 through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT iShares® Fixed Income ETF Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (including exchange traded funds) (together, the “Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities. Each Underlying Fund is a fund sponsored by BlackRock Fund Advisors (the “iShares ETF Underlying Funds”).

The Fund currently offers Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

The Fund commenced operations on January 24, 2019.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

14

Notes to Financial Statements (Continued)

December 31, 2019

date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service and are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$5,309,633	$—	$—	$5,309,633
Repurchase Agreement	—	19,200	—	19,200
Total	$5,309,633	$19,200	$—	$5,328,833

Amounts designated as “—” are zero or have been rounded to zero.

For additional information about the iShares ETF Underlying Funds’ valuation policies, please refer to the iShares ETF Underlying Funds’ most recent annual or semiannual report to shareholders which can be found at www.ishares.com.

(b)	Securities Lending

During the period ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also

15

Notes to Financial Statements (Continued)

December 31, 2019

receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $19,200, which was comprised of a repurchase agreement purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the period ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the

16

Notes to Financial Statements (Continued)

December 31, 2019

security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repo on a gross basis was as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

At December 31, 2019, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$19,200	$—	$19,200	$(19,200)	$—
Total	$19,200	$—	$19,200	$(19,200)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

17

Notes to Financial Statements (Continued)

December 31, 2019

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to non-deductible expenses. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the period ended December 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$(6,301)	$6,301

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

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Notes to Financial Statements (Continued)

December 31, 2019

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.11%

For the period ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.11%, and after expense reimbursements due to the expense limitation agreement described below was 0.00%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.17% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2019 Amount(a)	Total
$131,827	$131,827
(a)	For the period from January 24, 2019 (commencement of operations) through December 31, 2019.

During the period ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer

19

Notes to Financial Statements (Continued)

December 31, 2019

and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period ended December 31, 2019, NFM earned $55,014 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2019, the Fund’s portion of such costs amounted to $22.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the period ended December 31, 2019, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $3,786.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of

20

Notes to Financial Statements (Continued)

December 31, 2019

0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the period ended December 31, 2019, the Fund had no borrowings under the line of credit.

The Fund is not yet a party to this agreement, although it will be added as a party upon renewal of the agreement.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the period ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the period ended December 31, 2019, the Fund had purchases of $6,090,995 and sales of $851,041 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders which can be found at www.ishares.com. Information about iShares ETF Underlying Fund risks may be found in such iShares ETF Underlying Fund’s annual or semiannual report to shareholders which can be found at www.ishares.com. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such iShares ETF Underlying Fund’s annual or semiannual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its

21

Notes to Financial Statements (Continued)

December 31, 2019

Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

9.  Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$104,470	$—	$104,470	$—	$104,470

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$42,227	$42,227

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

22

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$5,286,606	$42,227	$—	$42,227

Amounts designated as “—” are zero or have been rounded to zero.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT iShares® Fixed Income ETF Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT iShares® Fixed Income ETF Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 24, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, changes in its net assets and the financial highlights for the period January 24, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

24

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

25

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

26

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

27

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

28

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

33

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

34

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

35

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

36

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by

37

Market Index Definitions (cont.)

Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2019

Neuberger Berman NVIT Multi Cap Opportunities Fund

AR-MCO 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	Neuberger Berman NVIT Multi Cap Opportunities Fund

For the annual period ended December 31, 2019, the Neuberger Berman NVIT Multi Cap Opportunities Fund (Class I) returned 28.07%* versus 31.49% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Blend (consisting of 289 funds as of December 31, 2019), was 30.66% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. equity market gains were supported by a strong underlying U.S. economy and healthy corporate fundamentals. This supportive backdrop helped equities traverse periods of increased volatility, as investors weighed macroeconomic uncertainty and a temporary yield curve inversion. The U.S. economy demonstrated continued growth, and the labor market remained robust. Tangible progress regarding trade policy in the fourth quarter of 2019 further benefited equity markets. Positive developments regarding trade and monetary policy, combined with a stable and growing U.S. economy, are supportive of earnings growth in 2020. As investors seek to navigate U.S. equity markets, we believe our active and flexible approach is well positioned to add value.

Superior stock selection within Consumer Discretionary, Consumer Staples, and Materials was beneficial to performance both on an absolute and relative basis during the reporting period. Stock selection within Financials, Health Care, and Industrials detracted from Fund performance for the period. The top three contributors to Fund performance were Apple, Brookfield Asset Management, and JPMorgan Chase. The three largest detractors from Fund performance were CVS Health Corporation, Methanex, and Pfizer. The Fund’s positions in CVS Health Corporation and Methanex were sold during the year.

Portfolio positioning benefited relative Fund performance during the reporting period, primarily due to underweight positions in both Energy and Health Care and zero exposure in

Real Estate and Utilities. The Fund finished the year with an overweight in Financials, Industrials and Materials, a continued underweight in Energy and Health Care, and no exposure in Real Estate or Utilities.

Portfolio construction is an important component of our investment process and consists of three investment categories: Special Situation, Opportunistic, and Classic investments. This balanced approach seeks to mitigate risk, while generating alpha through stock selection in various market environments. We continue to find opportunities in each category that we believe are compelling. The core of our investment process is an unwavering focus on a company’s generation of free cash flow and its use by management. We believe free cash flow is a cleaner measure of a company’s value creation, whereas income statement earnings may be obfuscated by various accounting methods. Our analysis considers the stability and sources of free cash flow generation, as well as the potential uses of this capital. This investment focus enables us to look across sectors, market capitalizations, and risk profiles to find opportunities, particularly during periods of increased market volatility.

We believe the current environment is attractive for free cash flow-oriented investing. In our view, companies have some of the healthiest balance sheets in recent history, and free cash flow generation remains strong. As a result, management teams have a significant opportunity to create value for shareholders by allocating capital effectively. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, selective and highly accretive acquisitions — all can accrue to the benefit of equity holders. When company-specific drivers are in focus, high-conviction active managers have the potential to add value for their clients through stock selection. We believe deep fundamental analysis centered on free cash flow and capital structure efficiency may be an important driver of future performance.

As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in

3

Fund Commentary (cont.)	Neuberger Berman NVIT Multi Cap Opportunities Fund

mind. As always, our focus is to grow our clients’ assets through the disciplined application of our investment philosophy and process.

The Fund does not use derivatives.

Subadviser:

Neuberger Berman Investment Advisers LLC

Portfolio Manager:

Richard S. Nackenson

* High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies and special situation companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid, 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund uses both a growth style and a value style of investing and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Neuberger Berman NVIT Multi Cap Opportunities Fund

Asset Allocation1

Common Stocks	99.5%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries2

Communications Equipment	7.3%
Capital Markets	7.2%
Hotels, Restaurants & Leisure	5.4%
Software	5.2%
Interactive Media & Services	4.8%
Banks	4.8%
Diversified Financial Services	4.8%
Media	4.7%
Food & Staples Retailing	4.6%
Health Care Providers & Services	4.5%
Other Industries	46.7%
100.0%

Top Holdings2

Brookfield Asset Management, Inc., Class A	5.0%
Alphabet, Inc., Class C	4.8%
JPMorgan Chase & Co.	4.8%
Berkshire Hathaway, Inc., Class B	4.8%
US Foods Holding Corp.	4.6%
Microsoft Corp.	4.4%
Apple, Inc.	4.2%
Motorola Solutions, Inc.	3.8%
Cisco Systems, Inc.	3.5%
Aramark	3.4%
Other Holdings	56.7%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	Neuberger Berman NVIT Multi Cap Opportunities Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	28.07%	11.34%	12.10%
Class II	28.09%	11.24%	11.99%
S&P 500® Index	31.49%	11.70%	13.56%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.84%
Class II	0.94%

^	Current effective prospectus dated April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Neuberger Berman NVIT Multi Cap Opportunities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Neuberger Berman NVIT Multi Cap Opportunities Fund versus performance of the S&P 500® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Neuberger Berman NVIT Multi Cap Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Multi Cap Opportunities Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,101.20	4.45	0.84
	Hypothetical(b)(c)		1,000.00	1,020.97	4.28	0.84
Class II Shares	Actual	(b)	1,000.00	1,100.90	4.98	0.94
	Hypothetical(b)(c)		1,000.00	1,020.47	4.79	0.94

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks 99.5%

	Shares	Value

Aerospace & Defense 4.4%
Boeing Co. (The)	15,500	$5,049,280
Raytheon Co.	23,500	5,163,890

		10,213,170

Banks 4.8%
JPMorgan Chase & Co.	80,000	11,152,000

Capital Markets 7.2%
Brookfield Asset Management, Inc., Class A	200,000	11,560,000
Charles Schwab Corp. (The)	110,000	5,231,600

		16,791,600

Chemicals 1.9%
Sherwin-Williams Co. (The)	7,500	4,376,550

Communications Equipment 7.2%
Cisco Systems, Inc.	170,000	8,153,200
Motorola Solutions, Inc.	54,000	8,701,560

		16,854,760

Construction Materials 1.7%
Eagle Materials, Inc.	44,000	3,989,040

Containers & Packaging 2.8%
Ball Corp.	100,000	6,467,000

Diversified Financial Services 4.8%
Berkshire Hathaway, Inc., Class B*	49,000	11,098,500

Electrical Equipment 1.8%
Rockwell Automation, Inc.	21,000	4,256,070

Entertainment 1.8%
Activision Blizzard, Inc.	72,000	4,278,240

Food & Staples Retailing 4.6%
US Foods Holding Corp.*	257,000	10,765,730

Food Products 2.9%
Lamb Weston Holdings, Inc.	37,000	3,183,110
Mondelez International, Inc., Class A	63,000	3,470,040

		6,653,150

Health Care Equipment & Supplies 1.6%
Hill-Rom Holdings, Inc.	33,000	3,746,490

Health Care Providers & Services 4.5%
HCA Healthcare, Inc.	51,000	7,538,310
Universal Health Services, Inc., Class B	20,000	2,869,200

		10,407,510

Hotels, Restaurants & Leisure 5.4%
Aramark	180,000	7,812,000
McDonald’s Corp.	24,000	4,742,640

		12,554,640

Insurance 2.8%
Chubb Ltd.	42,000	6,537,720

Common Stocks (continued)

	Shares	Value

Interactive Media & Services 4.8%
Alphabet, Inc., Class C*	8,400	$11,230,968

IT Services 1.8%
PayPal Holdings, Inc.*	38,000	4,110,460

Machinery 4.5%
Allison Transmission Holdings, Inc.	71,000	3,430,720
Stanley Black & Decker, Inc.	42,000	6,961,080

		10,391,800

Media 4.7%
Comcast Corp., Class A	165,000	7,420,050
Fox Corp., Class A	95,000	3,521,650

		10,941,700

Oil, Gas & Consumable Fuels 0.6%
EOG Resources, Inc.	18,000	1,507,680

Pharmaceuticals 2.4%
Pfizer, Inc.	145,000	5,681,100

Road & Rail 3.0%
CSX Corp.	98,000	7,091,280

Semiconductors & Semiconductor Equipment 2.1%
Analog Devices, Inc.	41,000	4,872,440

Software 5.2%
CDK Global, Inc.	35,000	1,913,800
Microsoft Corp.	64,000	10,092,800

		12,006,600

Specialty Retail 3.7%
Advance Auto Parts, Inc.	22,000	3,523,520
Lowe’s Cos., Inc.	42,000	5,029,920

		8,553,440

Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	33,000	9,690,450

Textiles, Apparel & Luxury Goods 2.3%
NIKE, Inc., Class B	54,000	5,470,740

Total Investments (cost $144,167,570) — 99.5%		231,690,828

Other assets in excess of liabilities — 0.5%		1,178,367

NET ASSETS — 100.0%		$232,869,195

*	Denotes a non-income producing security.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

Neuberger Berman NVIT Multi Cap Opportunities Fund
Assets:
Investment securities, at value (cost $144,167,570)	$231,690,828
Cash	795,652
Interest and dividends receivable	107,451
Receivable for investments sold	506,903
Receivable for capital shares issued	31,543
Prepaid expenses	352

Total Assets	233,132,729

Liabilities:
Payable for capital shares redeemed	55,101
Accrued expenses and other payables:
Investment advisory fees	117,981
Fund administration fees	24,656
Distribution fees	10,088
Administrative servicing fees	23,498
Accounting and transfer agent fees	107
Trustee fees	100
Custodian fees	2,781
Compliance program costs (Note 3)	234
Professional fees	19,014
Printing fees	6,257
Other	3,717

Total Liabilities	263,534

Net Assets	$232,869,195

Represented by:
Capital	$127,316,254
Total distributable earnings (loss)	105,552,941

Net Assets	$232,869,195

Net Assets:
Class I Shares	$185,208,998
Class II Shares	47,660,197

Total	$232,869,195

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	15,718,699
Class II Shares	4,109,221

Total	19,827,920

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.78
Class II Shares	$11.60

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

Neuberger Berman NVIT Multi Cap Opportunities Fund
INVESTMENT INCOME:
Dividend income	$3,175,493
Interest income	68,398
Foreign tax withholding	(26,436)

Total Income	3,217,455

EXPENSES:
Investment advisory fees	1,340,280
Fund administration fees	128,788
Distribution fees Class II Shares	113,944
Administrative servicing fees Class I Shares	266,705
Professional fees	36,777
Printing fees	13,731
Trustee fees	7,962
Custodian fees	8,840
Accounting and transfer agent fees	443
Compliance program costs (Note 3)	926
Other	4,179

Total Expenses	1,922,575

NET INVESTMENT INCOME	1,294,880

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	18,153,880
Net change in unrealized appreciation/depreciation in the value of investment securities	35,240,917

Net realized/unrealized gains	53,394,797

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$54,689,677

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	Neuberger Berman NVIT Multi Cap Opportunities Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$1,294,880	$1,237,097
Net realized gains	18,153,880	18,065,707
Net change in unrealized appreciation/depreciation	35,240,917	(29,126,393)

Change in net assets resulting from operations	54,689,677	(9,823,589)

Distributions to Shareholders From:
Distributable earnings:
Class I	(15,480,210)	(20,234,643)
Class II	(3,942,830)	(5,020,485)

Change in net assets from shareholder distributions	(19,423,040)	(25,255,128)

Change in net assets from capital transactions	(5,646,540)	728,582

Change in net assets	29,620,097	(34,350,135)

Net Assets:
Beginning of year	203,249,098	237,599,233

End of year	$232,869,195	$203,249,098

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,262,936	$1,690,262
Dividends reinvested	15,480,210	20,234,643
Cost of shares redeemed	(22,790,716)	(24,835,181)

Total Class I Shares	(6,047,570)	(2,910,276)

Class II Shares
Proceeds from shares issued	7,111,900	12,212,036
Dividends reinvested	3,942,830	5,020,485
Cost of shares redeemed	(10,653,700)	(13,593,663)

Total Class II Shares	401,030	3,638,858

Change in net assets from capital transactions	$(5,646,540)	$728,582

SHARE TRANSACTIONS:
Class I Shares
Issued	111,266	143,291
Reinvested	1,399,279	1,777,434
Redeemed	(2,016,448)	(2,121,767)

Total Class I Shares	(505,903)	(201,042)

Class II Shares
Issued	649,814	1,034,341
Reinvested	362,439	447,345
Redeemed	(949,387)	(1,168,207)

Total Class II Shares	62,866	313,479

Total change in shares	(443,037)	112,437

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Multi Cap Opportunities Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2019	$10.06	0.07	2.68	2.75	(0.07)	(0.96)	(1.03)	$11.78	28.07%		$185,208,998	0.84%	0.60%	0.84%	22.98%
Year Ended December 31, 2018	$11.81	0.06	(0.47)	(0.41)	(0.06)	(1.28)	(1.34)	$10.06	(4.76%	)	$163,139,836	0.84%	0.55%	0.84%	25.64%
Year Ended December 31, 2017	$9.71	0.06	2.33	2.39	(0.06)	(0.23)	(0.29)	$11.81	24.85%		$194,055,925	0.84%	0.52%	0.84%	24.45%
Year Ended December 31, 2016	$9.05	0.08	1.11	1.19	(0.07)	(0.46)	(0.53)	$9.71	13.60%		$174,595,729	0.85%	0.84%	0.85%	24.20%
Year Ended December 31, 2015	$10.15	0.08	(0.22)	(0.14)	(0.07)	(0.89)	(0.96)	$9.05	(1.08%	)	$174,480,732	0.84%	0.78%	0.84%	25.62%

Class II Shares
Year Ended December 31, 2019	$9.91	0.06	2.65	2.71	(0.06)	(0.96)	(1.02)	$11.60	28.09%		$47,660,197	0.94%	0.50%	0.94%	22.98%
Year Ended December 31, 2018	$11.66	0.05	(0.47)	(0.42)	(0.05)	(1.28)	(1.33)	$9.91	(4.93%	)(f)	$40,109,262	0.94%	0.45%	0.94%	25.64%
Year Ended December 31, 2017	$9.60	0.05	2.29	2.34	(0.05)	(0.23)	(0.28)	$11.66	24.65%	(f)	$43,543,308	0.94%	0.42%	0.94%	24.45%
Year Ended December 31, 2016	$8.95	0.07	1.10	1.17	(0.06)	(0.46)	(0.52)	$9.60	13.54%		$25,802,883	0.95%	0.74%	0.95%	24.20%
Year Ended December 31, 2015	$10.05	0.07	(0.22)	(0.15)	(0.06)	(0.89)	(0.95)	$8.95	(1.19%	)	$25,464,596	0.94%	0.68%	0.94%	25.62%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Multi Cap Opportunities Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

14

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

15

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments, otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies, if applicable.

16

Notes to Financial Statements (Continued)

December 31, 2019

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to redesignation of distributions. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.
For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be

17

Notes to Financial Statements (Continued)

December 31, 2019

taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Investment Advisers LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.60%
$1 billion and more	0.55%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.60%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

18

Notes to Financial Statements (Continued)

December 31, 2019

During the year ended December 31, 2019, NFM earned $128,788 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $926.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $266,705.

4.   Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

19

Notes to Financial Statements (Continued)

December 31, 2019

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.   Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $50,544,848 and sales of $72,509,067 (excluding short-term securities).

6.   Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.   New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with

20

Notes to Financial Statements (Continued)

December 31, 2019

in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.   Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2019, the Fund recaptured $6,240 of brokerage commissions.

10.   Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,354,604	$18,068,436	$19,423,040	$—	$19,423,040

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,506,218	$23,748,910	$25,255,128	$—	$25,255,128

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$18,070,421	$18,070,421	$—	$87,482,520	$105,552,941

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

21

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$144,208,308	$87,482,520	$—	$87,482,520

Amounts designated as “—” are zero or have been rounded to zero.

11.   Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Neuberger Berman NVIT Multi Cap Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Neuberger Berman NVIT Multi Cap Opportunities Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

23

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

24

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

25

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

26

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $18,068,436, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

27

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

28

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

32

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

33

Market Index Definitions (cont.)

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

34

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

35

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

36

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2019

Neuberger Berman NVIT Socially Responsible Fund

AR-SR 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	Neuberger Berman NVIT Socially Responsible Fund

For the annual period ended December 31, 2019, the Neuberger Berman NVIT Socially Responsible Fund (Class II) returned 26.05%* versus 31.49% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Blend (consisting of 289 funds as of December 31, 2019), was 30.66% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

S&P 500 returns outpaced earnings growth during the reporting period as valuation multiples continued to expand within a backdrop of steady, albeit slow, economic growth, less slack in the economy, low inflation, a de-escalation in trade tensions, and supportive monetary policy.

Market returns continued to be narrow, with Information Technology the biggest driver of benchmark returns during the reporting period. This slow momentum-driven environment especially has benefited stocks with high revenue growth, whereas returns of many established businesses have lagged. As a result, the value versus growth dispersion continues to persist.

Although this backdrop was a headwind to Fund performance and given our valuation-sensitive discipline, the market’s volatility allowed us to opportunistically add high-quality names to this longer-term portfolio at what we believe to be attractive valuations.

Fund Strategy

The Fund’s strongest performance came from within the Financials and Utilities sectors. Fund holdings Danaher, Aptiv and Comcast contributed the most to Fund performance during the reporting period. Danaher’s stock benefited from the company’s recent announcement that it was to acquire GE Healthcare’s assets, which will increase Danaher’s exposure to the fast-growing bio-pharma business. Aptiv performed strongly as the company continues to capture the secular growth in autonomous technology, electrification and enhanced safety of automotives. Comcast’s solid performance was supported by a strong return in the company’s broadband business.

Weaker areas of performance for the Fund during the reporting period included the Information Technology and Consumer Staples sectors. Fund holdings EQT, 3M and Premier Inc. detracted the most from relative Fund returns for the reporting period. EQT, a natural gas exploration and delivery company, performed poorly around concerns related to oversupply in U.S. natural gas. The Fund sold its position in 3M as business developments at the company undermined performance. The Fund also sold Premier Inc. due to uncertainty in the healthcare regulatory backdrop that could undermine the company’s future growth potential.

The Fund did not use any derivatives during the reporting period.

Outlook

We continue to focus on owning what we believe to be best-in-class businesses exposed to secular growth trends (energy efficiency, health and nutrition, accelerating innovation, etc.) that should enable them to grow and increase market share within a slower growth backdrop.

From an environmental, social and governance (ESG) perspective, we continually engage the companies addressing key sustainability themes in their business operations as well as through their products and services. In 2019, we engaged in portfolio-wide discussions around income inequality, political contributions and TCFD (task force for climate-related financial disclosures) recommendations. In the Fund’s portfolio, 63% of the companies by weight in which the Fund holds stock are ranked as Trendsetters and First Tier by the CPA-Zicklin Index (a measure of electoral spending transparency and accountability among largest U.S. public corporations); 65% of the companies by weight in which the Fund holds stock provide disclosure around TCFD physical and transition risks; and 58% of the companies by weight in which the Fund holds stock have internal and/or external gender pay gap analysis in place.

The Fund did not hold derivatives during the reporting period.

3

Fund Commentary (cont.)	Neuberger Berman NVIT Socially Responsible Fund

Subadviser:

Neuberger Berman Investment Advisors LLC

Portfolio Managers:

Ingrid Dyott and Sajjad Ladiwala, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Social policy funds may underperform other funds that do not have a social policy. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Neuberger Berman NVIT Socially Responsible Fund

Asset Allocation1

Common Stocks	98.5%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries2

Health Care Equipment & Supplies	9.9%
Banks	6.5%
Health Care Providers & Services	6.4%
Software	6.2%
Trading Companies & Distributors	5.0%
Chemicals	4.6%
IT Services	4.3%
Semiconductors & Semiconductor Equipment	4.1%
Machinery	3.9%
Specialty Retail	3.8%
Other Industries	45.3%
100.0%

Top Holdings2

Microsoft Corp.	4.3%
Texas Instruments, Inc.	4.1%
Stanley Black & Decker, Inc.	3.9%
Advance Auto Parts, Inc.	3.8%
Comcast Corp., Class A	3.8%
JPMorgan Chase & Co.	3.7%
Intercontinental Exchange, Inc.	3.6%
Cigna Corp.	3.6%
Aptiv plc	3.5%
Alphabet, Inc., Class A	3.4%
Other Holdings	62.3%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	Neuberger Berman NVIT Socially Responsible Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	26.01%	9.10%	12.21%
Class II	26.05%	9.02%	12.12%
S&P 500® Index	31.49%	11.70%	13.56%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.84%	0.83%
Class II	1.09%	0.92%

^

Current effective prospectus dated April 30, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Neuberger Berman NVIT Socially Responsible Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Neuberger Berman NVIT Socially Responsible Fund versus performance of the S&P 500® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Neuberger Berman NVIT Socially Responsible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Socially Responsible Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,107.10	4.51	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Class II Shares	Actual	(b)	1,000.00	1,107.20	4.89	0.92
	Hypothetical	(b)(c)	1,000.00	1,020.57	4.69	0.92

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

Neuberger Berman NVIT Socially Responsible Fund

Common Stocks 98.5%

	Shares	Value

Airlines 2.2%
Ryanair Holdings plc, ADR-IE*	30,250	$2,650,203

Auto Components 3.4%
Aptiv plc	42,806	4,065,286

Banks 6.4%
JPMorgan Chase & Co.	31,453	4,384,548
US Bancorp	53,640	3,180,316

		7,564,864

Capital Markets 3.6%
Intercontinental Exchange, Inc.	46,113	4,267,758

Chemicals 4.6%
Novozymes A/S, ADR-DK	47,411	2,314,131
Sherwin-Williams Co. (The)	5,317	3,102,682

		5,416,813

Communications Equipment 1.8%
Arista Networks, Inc.*	10,378	2,110,885

Consumer Finance 1.8%
American Express Co.	16,732	2,082,967

Electrical Equipment 3.0%
Vestas Wind Systems A/S, ADR-DK	105,002	3,535,417

Electronic Equipment, Instruments & Components 1.8%
Zebra Technologies Corp., Class A*	8,620	2,201,893

Equity Real Estate Investment Trusts (REITs) 1.5%
Weyerhaeuser Co.	60,572	1,829,274

Food & Staples Retailing 2.2%
Kroger Co. (The)	91,053	2,639,626

Health Care Equipment & Supplies 9.8%
Becton Dickinson and Co.	14,262	3,878,836
Danaher Corp.	24,929	3,826,103
Medtronic plc	34,415	3,904,382

		11,609,321

Health Care Providers & Services 6.3%
AmerisourceBergen Corp.	38,796	3,298,436
Cigna Corp.	20,703	4,233,556

		7,531,992

Hotels, Restaurants & Leisure 2.2%
Compass Group plc, ADR-UK	105,926	2,674,632

Insurance 1.7%
Progressive Corp. (The)	28,723	2,079,258

Interactive Media & Services 3.4%
Alphabet, Inc., Class A*	3,017	4,040,940

IT Services 4.3%
Cognizant Technology Solutions Corp., Class A	35,330	2,191,167

Common Stocks (continued)

	Shares	Value

IT Services (continued)
Mastercard, Inc., Class A	9,641	$2,878,706

		5,069,873

Machinery 3.8%
Stanley Black & Decker, Inc.	27,565	4,568,623

Media 3.7%
Comcast Corp., Class A	98,389	4,424,553

Multi-Utilities 1.6%
National Grid plc, ADR-UK	30,045	1,882,920

Oil, Gas & Consumable Fuels 2.4%
EQT Corp.	74,750	814,775
Noble Energy, Inc.	80,397	1,997,061

		2,811,836

Personal Products 2.7%
Unilever NV, NYRS-UK	56,069	3,221,725

Pharmaceuticals 2.7%
Roche Holding AG, ADR-CH	79,378	3,227,509

Road & Rail 1.5%
CSX Corp.	25,089	1,815,440

Semiconductors & Semiconductor Equipment 4.0%
Texas Instruments, Inc.	37,422	4,800,868

Software 6.1%
Intuit, Inc.	8,488	2,223,262
Microsoft Corp.	31,977	5,042,773

		7,266,035

Specialty Retail 3.8%
Advance Auto Parts, Inc.	28,014	4,486,722

Textiles, Apparel & Luxury Goods 1.2%
Gildan Activewear, Inc.	47,967	1,416,466

Trading Companies & Distributors 5.0%
United Rentals, Inc.*	18,510	3,086,913
WW Grainger, Inc.	8,354	2,827,996

		5,914,909

Total Investments (cost $81,207,216) — 98.5%		117,208,608

Other assets in excess of liabilities — 1.5%		1,800,674

NET ASSETS — 100.0%		$119,009,282

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

CH	Switzerland

9

Statement of Investments (Continued)

December 31, 2019

Neuberger Berman NVIT Socially Responsible Fund (Continued)

DK	Denmark

IE	Ireland

NYRS	New York Registry Shares

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2019

Neuberger Berman NVIT Socially Responsible Fund
Assets:
Investment securities, at value (cost $81,207,216)	$117,208,608
Cash	1,911,722
Interest and dividends receivable	81,093
Receivable for capital shares issued	6,212
Prepaid expenses	184

Total Assets	119,207,819

Liabilities:
Payable for capital shares redeemed	62,538
Accrued expenses and other payables:
Investment advisory fees	65,061
Fund administration fees	22,248
Distribution fees	8,480
Administrative servicing fees	7,154
Accounting and transfer agent fees	96
Trustee fees	100
Custodian fees	1,826
Compliance program costs (Note 3)	119
Professional fees	18,853
Printing fees	6,629
Other	5,433

Total Liabilities	198,537

Net Assets	$119,009,282

Represented by:
Capital	$75,889,658
Total distributable earnings (loss)	43,119,624

Net Assets	$119,009,282

Net Assets:
Class I Shares	$6,852,834
Class II Shares	112,156,448

Total	$119,009,282

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	512,905
Class II Shares	8,403,884

Total	8,916,789

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.36
Class II Shares	$13.35

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2019

Neuberger Berman NVIT Socially Responsible Fund
INVESTMENT INCOME:
Dividend income	$1,829,775
Interest income	45,815
Foreign tax withholding	(4,469)

Total Income	1,871,121

EXPENSES:
Investment advisory fees	761,012
Fund administration fees	104,656
Distribution fees Class II Shares	277,927
Administrative servicing fees Class I Shares	4,136
Administrative servicing fees Class II Shares	55,587
Professional fees	32,630
Printing fees	11,944
Trustee fees	4,242
Custodian fees	4,837
Accounting and transfer agent fees	372
Compliance program costs (Note 3)	479
Other	2,476

Total expenses before fees waived and expenses reimbursed	1,260,298

Distribution fees waived – Class II (Note 3)	(177,875)
Expenses reimbursed by adviser (Note 3)	(7,679)

Net Expenses	1,074,744

NET INVESTMENT INCOME	796,377

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	7,149,362
Net change in unrealized appreciation/depreciation in the value of investment securities	18,844,273

Net realized/unrealized gains	25,993,635

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,790,012

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Neuberger Berman NVIT Socially Responsible Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$796,377	$665,234
Net realized gains	7,149,362	12,629,827
Net change in unrealized appreciation/depreciation	18,844,273	(18,935,452)

Change in net assets resulting from operations	26,790,012	(5,640,391)

Distributions to Shareholders From:
Distributable earnings:
Class I	(646,881)	(699,900)
Class II	(12,789,712)	(12,841,252)

Change in net assets from shareholder distributions	(13,436,593)	(13,541,152)

Change in net assets from capital transactions	408,791	(9,151,258)

Change in net assets	13,762,210	(28,332,801)

Net Assets:
Beginning of year	105,247,072	133,579,873

End of year	$119,009,282	$105,247,072

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,384,559	$1,538,341
Dividends reinvested	646,881	699,900
Cost of shares redeemed	(1,160,071)	(2,814,958)

Total Class I Shares	871,369	(576,717)

Class II Shares
Proceeds from shares issued	16,181,666	1,784,487
Dividends reinvested	12,789,712	12,841,252
Cost of shares redeemed	(29,433,956)	(23,200,280)

Total Class II Shares	(462,578)	(8,574,541)

Change in net assets from capital transactions	$408,791	$(9,151,258)

SHARE TRANSACTIONS:
Class I Shares
Issued	106,547	106,129
Reinvested	51,984	51,094
Redeemed	(89,310)	(196,614)

Total Class I Shares	69,221	(39,391)

Class II Shares
Issued	1,233,049	125,967
Reinvested	1,030,357	938,944
Redeemed	(2,293,410)	(1,631,408)

Total Class II Shares	(30,004)	(566,497)

Total change in shares	39,217	(605,888)

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Socially Responsible Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$11.87	0.10	2.86	2.96	(0.10)	(1.37)	(1.47)	$13.36	26.01%		$6,852,834	0.85%	0.73%	0.86%	27.03%
Year Ended December 31, 2018	$14.10	0.08	(0.69)	(0.61)	(0.09)	(1.53)	(1.62)	$11.87	(5.79%	)	$5,265,334	0.84%	0.60%	0.85%	12.16%
Year Ended December 31, 2017	$13.15	0.08	2.26	2.34	(0.08)	(1.31)	(1.39)	$14.10	18.62%		$6,809,731	0.83%	0.60%	0.83%	17.08%
Year Ended December 31, 2016	$13.39	0.11	1.17	1.28	(0.10)	(1.42)	(1.52)	$13.15	10.11%		$6,153,499	0.83%	0.80%	0.84%	27.75%
Year Ended December 31, 2015	$16.52	0.14	(0.33)	(0.19)	(0.12)	(2.82)	(2.94)	$13.39	(0.32%	)	$7,079,701	0.82%	0.87%	0.82%	19.43%

Class II Shares
Year Ended December 31, 2019	$11.85	0.09	2.87	2.96	(0.09)	(1.37)	(1.46)	$13.35	26.05%		$112,156,448	0.92%	0.68%	1.09%	27.03%
Year Ended December 31, 2018	$14.08	0.07	(0.69)	(0.62)	(0.08)	(1.53)	(1.61)	$11.85	(5.87%	)	$99,981,738	0.92%	0.52%	1.09%	12.16%
Year Ended December 31, 2017	$13.15	0.07	2.24	2.31	(0.07)	(1.31)	(1.38)	$14.08	18.36%		$126,770,142	0.92%	0.52%	1.08%	17.08%
Year Ended December 31, 2016	$13.38	0.09	1.19	1.28	(0.09)	(1.42)	(1.51)	$13.15	10.11%		$123,461,518	0.92%	0.70%	1.09%	27.75%
Year Ended December 31, 2015	$16.51	0.12	(0.32)	(0.20)	(0.11)	(2.82)	(2.93)	$13.38	(0.42%	)	$130,768,172	0.91%	0.78%	1.07%	19.43%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Socially Responsible Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

16

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

17

Notes to Financial Statements (Continued)

December 31, 2019

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(d) Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to redesignation of distributions. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These

18

Notes to Financial Statements (Continued)

December 31, 2019

reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Investment Advisers LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

19

Notes to Financial Statements (Continued)

December 31, 2019

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.65%, and after expense reimbursements due to the expense limitation agreement described below, was 0.64%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$—	$7,750	$7,679	$15,429

Amounts designated as “—” are zero or have been rounded to zero

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

20

Notes to Financial Statements (Continued)

December 31, 2019

During the year ended December 31, 2019, NFM earned $104,656 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $479.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $177,875, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative service fees was 0.07% and 0.05% for Class I and Class II shares, respectively, for a total amount of $59,723.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law,

21

Notes to Financial Statements (Continued)

December 31, 2019

each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $30,977,530 and sales of $43,855,047 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Social Policy

The Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

●	undervalued stocks that do not meet the social criteria could outperform those that do;

●	economic or political changes could make certain companies less attractive for investment; or

●	the social policy could cause the Fund to seek or avoid stocks that subsequently perform well.

22

Notes to Financial Statements (Continued)

December 31, 2019

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2019, the Fund recaptured $9,646 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$832,180	$12,604,413	$13,436,593	$—	$13,436,593

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,607,824	$11,933,328	$13,541,152	$—	$13,541,152

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$196,970	$6,998,414	$7,195,384	$—	$35,924,240	$43,119,624

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$81,284,368	$38,459,221	$(2,534,981)	$35,924,240

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Neuberger Berman NVIT Socially Responsible Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Neuberger Berman NVIT Socially Responsible Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

26

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of

27

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money

Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative

28

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

-         -         -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $12,604,413, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

29

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

34

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

35

Market Index Definitions (cont.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies,

repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

36

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

37

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

38

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Annual Report

December 31, 2019

American Century NVIT Multi Cap Value Fund

AR-MCV 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	American Century NVIT Multi Cap Value Fund

For the annual period ended December 31, 2019, the American Century NVIT Multi Cap Value Fund (Class I) returned 26.95%* versus 26.54% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Value (consisting of 250 funds as of December 31, 2019), was 25.67% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Portfolio Review

Stocks rose. Resilient U.S. economic growth and positive earnings fueled strong stock market performance for 2019, despite periods of volatility sparked by trade tensions and global economic uncertainty. The Federal Reserve cut interest rates three times in response to global economic risks, but central bank policymakers signaled a pause in the fourth quarter of 2019 as economic data improved. Stocks ended the year on a strong note as news of a potential U.S.-China trade deal helped ease trade-related uncertainty. All sectors of the index had positive returns for the reporting period, led by Information Technology. Energy was the weakest-performing sector for the period.

Growth stocks outperformed. Mid-capitalization stocks as measured by the Russell family of indexes outperformed small caps but underperformed large caps for the reporting period. Value stocks underperformed growth for the period.

Stock selection fueled relative Fund outperformance. During the reporting period, stock selection drove relative Fund outperformance in Health Care; Zimmer Biomet Holdings was a top contributor. Stock selection among food products companies in the Consumer Staples sector also lifted relative Fund performance. Stock selection in Financials, and especially in the insurance industry, detracted from relative Fund performance.

Key Contributors

Applied Materials. This semiconductor company was a strong performer, as it delivered solid financial results despite an uncertain global economic environment. While we trimmed the position in the Fund as the stock appreciated, we believe this company remains well positioned, supported by greenfield investments and share gain from its new tool offerings.

Hubbell. This high-quality industrial company reported solid results with continued strength in electrical transmission and distribution. In our view, it remained disciplined on driving price and productivity to offset inflationary headwinds, which enabled it to expand operating margins despite its accelerated investment in footprint optimization.

Zimmer Biomet Holdings. This medical device company reported better-than-expected revenues, margins and earnings. It also reported positive updates on its early ROSA robot placements and improvements in FDA-related supply constraints.

Key Detractors

EQT. Weak gas prices hurt the stock of this natural gas producer. If gas prices remain at depressed levels, we believe the company’s free cash flow could be significantly impaired. We exited the Fund’s position in EQT in the third quarter of 2019 as we identified more-attractive investment opportunities elsewhere.

MSC Industrial Direct. The stock fell in the second quarter of 2019 after the company reported disappointing organic growth and guidance as demand for its industrial products continued to decelerate. We held onto the stock due in part to its strong balance sheet, but we reduced the Fund’s position in the fourth quarter of 2019 after revisiting our assumptions on the industrial distributor’s normalized earnings power. We determined the risk/reward profile was slightly less favorable, though still very attractive, than we had originally thought.

3

Fund Commentary (cont.)	American Century NVIT Multi Cap Value Fund

Worldpay. Lack of exposure to this payment services company detracted from relative Fund performance for the reporting period. Worldpay’s stock surged higher on news of its plans to merge with Fidelity National Information Services. We did not own Worldpay as it does not meet our quality or valuation criteria.

Positioning for the Future

Overweight in Industrials. We have identified select opportunities in the Industrials sector as companies have underperformed due to concerns such as tariffs, input cost pressure and operational execution. While the Fund is overweight in Industrials, we have avoided names in the sector that we believe are lower quality.

Value opportunities in Health Care. The Fund has a notable overweight to Health Care. We have found attractive opportunities in the sector due to increased political rhetoric as well as company-specific issues. The vast majority of the Fund’s holdings are in two industries: 1) health care providers and services and 2) health care equipment and supplies.

Real Estate remains overvalued. According to our metrics, Real Estate stocks remain expensive relative to their historical valuation and to other areas of the equity market. Therefore, the Fund holds a limited number of higher-quality Real Estate stocks that offer compelling valuations.

Underweight Communication Services. Our metrics show that valuations throughout the Communication Services sector are unattractive. Additionally, many stocks in the sector have volatile business models, leading to a wider range of potential outcomes.

The Fund occasionally buys derivatives such as foreign exchange forward hedge contracts to offset the inherent currency risk of the Fund’s holding foreign securities. Exposure to derivatives did not have a material effect on Fund performance for the reporting period.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Phillip N. Davidson, Michael Liss, CFA, CPA; Philip Sundell, CFA; Kevin Toney, CFA; and Brian Woglom, CFA

*High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	American Century NVIT Multi Cap Value Fund

Asset Allocation1

Common Stocks	96.7%
Repurchase Agreements	1.6%
Exchange Traded Fund	0.4%
Forward Currency Contracts	(0.1)%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries2

Banks	15.9%
Oil, Gas & Consumable Fuels	9.4%
Pharmaceuticals	8.6%
Diversified Telecommunication Services	5.5%
Capital Markets	5.3%
Energy Equipment & Services	4.2%
Health Care Equipment & Supplies	4.0%
Food Products	3.5%
Industrial Conglomerates	3.4%
Health Care Providers & Services	3.2%
Other Industries#	37.0%
100.0%

Top Holdings2

JPMorgan Chase & Co.	3.6%
Johnson & Johnson	3.1%
Pfizer, Inc.	3.0%
AT&T, Inc.	2.9%
US Bancorp	2.9%
Wells Fargo & Co.	2.7%
Verizon Communications, Inc.	2.6%
General Electric Co.	2.6%
Bank of America Corp.	2.4%
Procter & Gamble Co. (The)	2.3%
Other Holdings#	71.9%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	American Century NVIT Multi Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	26.95%	7.59%	10.91%
Class II	26.68%	7.39%	10.70%
Russell 1000® Value Index	26.54%	8.29%	11.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.89%	0.89%
Class II	1.14%	1.06%

^

Current effective prospectus dated April 30, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	American Century NVIT Multi Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the American Century NVIT Multi Cap Value Fund versus performance of the Russell 1000® Value Index over the 10-year period ended 12/31/19. Unlike the Fund, performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	American Century NVIT Multi Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Century NVIT Multi Cap Value Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,103.80	4.72	0.89
	Hypothetical(b)(c)		1,000.00	1,020.72	4.53	0.89
Class II Shares	Actual	(b)	1,000.00	1,102.30	5.62	1.06
	Hypothetical(b)(c)		1,000.00	1,019.86	5.40	1.06

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

American Century NVIT Multi Cap Value Fund

Common Stocks 96.7%

	Shares	Value

Airlines 0.6%
Southwest Airlines Co.	42,130	$2,274,177

Auto Components 1.0%
BorgWarner, Inc.	46,630	2,022,809
Delphi Technologies plc*	125,885	1,615,105

		3,637,914

Automobiles 1.3%
General Motors Co.	85,583	3,132,338
Honda Motor Co. Ltd.	69,400	1,957,579

		5,089,917

Banks 15.7%
Bank of America Corp.	261,800	9,220,596
BOK Financial Corp. (a)	10,044	877,845
Comerica, Inc.	31,201	2,238,672
JPMorgan Chase & Co.	96,616	13,468,270
M&T Bank Corp.	11,897	2,019,516
PNC Financial Services Group, Inc. (The)	30,936	4,938,314
Truist Financial Corp.	78,400	4,415,488
UMB Financial Corp. (a)	26,203	1,798,574
US Bancorp	181,618	10,768,131
Wells Fargo & Co.	191,577	10,306,843

		60,052,249

Biotechnology 0.8%
Gilead Sciences, Inc.	49,180	3,195,716

Building Products 0.4%
Johnson Controls International plc	40,432	1,645,987

Capital Markets 5.2%
Ameriprise Financial, Inc.	14,196	2,364,770
Bank of New York Mellon Corp. (The)	72,960	3,672,077
BlackRock, Inc.	7,370	3,704,899
Franklin Resources, Inc. (a)	59,525	1,546,460
Invesco Ltd. (a)	158,053	2,841,793
Northern Trust Corp.	28,272	3,003,617
State Street Corp.	35,233	2,786,930

		19,920,546

Communications Equipment 1.2%
Cisco Systems, Inc.	92,905	4,455,724

Containers & Packaging 0.7%
Sonoco Products Co. (a)	16,688	1,029,983
Westrock Co.	37,500	1,609,125

		2,639,108

Diversified Financial Services 3.0%
Berkshire Hathaway, Inc., Class A*	24	8,150,160
Berkshire Hathaway, Inc., Class B*	14,500	3,284,250

		11,434,410

Diversified Telecommunication Services 5.4%
AT&T, Inc.	282,166	11,027,047
Verizon Communications, Inc.	158,440	9,728,216

		20,755,263

Common Stocks (continued)

	Shares	Value

Electric Utilities 0.2%
Edison International	9,627	$725,972

Electrical Equipment 2.9%
Emerson Electric Co.	49,555	3,779,064
Hubbell, Inc.	25,023	3,698,900
nVent Electric plc	144,542	3,697,385

		11,175,349

Electronic Equipment, Instruments & Components 1.0%
TE Connectivity Ltd.	40,631	3,894,075

Energy Equipment & Services 4.2%
Baker Hughes Co.	156,833	4,019,630
Halliburton Co.	139,710	3,418,704
National Oilwell Varco, Inc.	70,644	1,769,632
Schlumberger Ltd.	164,169	6,599,594

		15,807,560

Equity Real Estate Investment Trusts (REITs) 0.8%
Weyerhaeuser Co.	95,290	2,877,758

Food & Staples Retailing 2.1%
Koninklijke Ahold Delhaize NV	94,050	2,357,069
Walmart, Inc.	45,933	5,458,678

		7,815,747

Food Products 3.4%
Conagra Brands, Inc.	49,728	1,702,687
Kellogg Co.	49,962	3,455,372
Mondelez International, Inc., Class A	91,796	5,056,123
Orkla ASA	284,660	2,885,007

		13,099,189

Health Care Equipment & Supplies 3.9%
Medtronic plc	62,686	7,111,727
Siemens Healthineers AG Reg. S (b)	55,562	2,668,039
Zimmer Biomet Holdings, Inc.	34,835	5,214,103

		14,993,869

Health Care Providers & Services 3.1%
Cardinal Health, Inc.	105,230	5,322,533
Cigna Corp.	8,840	1,807,692
McKesson Corp.	34,620	4,788,638

		11,918,863

Hotels, Restaurants & Leisure 0.6%
Carnival Corp.	45,515	2,313,527

Household Products 2.2%
Procter & Gamble Co. (The)	68,397	8,542,785

Industrial Conglomerates 3.4%
General Electric Co.	864,944	9,652,775
Siemens AG (Registered)	25,340	3,312,443

		12,965,218

Insurance 3.0%
Chubb Ltd.	34,942	5,439,072
MetLife, Inc.	49,245	2,510,017
Reinsurance Group of America, Inc.	17,470	2,848,658
Unum Group	25,530	744,455

		11,542,202

9

Statement of Investments (Continued)

December 31, 2019

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Leisure Products 0.4%
Mattel, Inc.* (a)	123,129	$1,668,398

Machinery 1.5%
Cummins, Inc.	8,220	1,471,051
IMI plc	259,040	4,053,487

		5,524,538

Metals & Mining 0.5%
BHP Group Ltd.	69,350	1,899,525

Multiline Retail 0.5%
Target Corp.	15,699	2,012,769

Oil, Gas & Consumable Fuels 9.3%
Apache Corp.	37,638	963,156
Chevron Corp.	70,021	8,438,231
Cimarex Energy Co.	54,815	2,877,239
ConocoPhillips	55,843	3,631,470
Devon Energy Corp.	159,816	4,150,422
EQT Corp. (a)	194,295	2,117,816
Noble Energy, Inc.	207,193	5,146,674
Royal Dutch Shell plc, Class B	119,260	3,553,659
TOTAL SA	81,967	4,529,681

		35,408,348

Paper & Forest Products 0.5%
Mondi plc	80,250	1,894,427

Pharmaceuticals 8.5%
Allergan plc	19,040	3,639,877
Johnson & Johnson	80,027	11,673,538
Merck & Co., Inc.	38,815	3,530,224
Pfizer, Inc.	290,720	11,390,410
Teva Pharmaceutical Industries Ltd., ADR-IL* (a)	219,639	2,152,462

		32,386,511

Road & Rail 1.1%
Heartland Express, Inc. (a)	200,498	4,220,483

Semiconductors & Semiconductor Equipment 3.1%
Applied Materials, Inc.	21,807	1,331,099
Intel Corp.	129,290	7,738,006
QUALCOMM, Inc.	30,098	2,655,547

		11,724,652

Software 1.1%
Oracle Corp.	76,757	4,066,586

Specialty Retail 1.0%
Advance Auto Parts, Inc.	23,913	3,829,906

Technology Hardware, Storage & Peripherals 0.5%
HP, Inc.	99,701	2,048,856

Textiles, Apparel & Luxury Goods 1.4%
Ralph Lauren Corp.	17,160	2,011,495
Tapestry, Inc.	120,851	3,259,352

		5,270,847

Common Stocks (continued)

	Shares	Value

Trading Companies & Distributors 1.2%
MSC Industrial Direct Co., Inc., Class A	59,321	$4,654,919

Total Common Stocks (cost $294,324,425)		369,383,890

Exchange Traded Fund 0.4%
Equity Fund 0.4%
iShares Russell 1000 Value ETF (a)	9,780	1,334,774

Total Exchange Traded Fund (cost $1,334,133)		1,334,774

Repurchase Agreements 1.6%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $756,564, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $771,628. (c)(d)	$756,498	756,498
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $400,038, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $408,000. (c)(d)	400,000	400,000
Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $3,556,423, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $3,570,000. (c)(d)(e)	3,500,000	3,500,000
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $1,000,087, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $1,020,000. (c)(d)	1,000,000	1,000,000

10

Statement of Investments (Continued)

December 31, 2019

American Century NVIT Multi Cap Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $500,047, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $510,000. (c)(d)	$500,000	$500,000

Total Repurchase Agreements (cost $6,156,498)		6,156,498

Total Investments (cost $301,815,056) — 98.7%		376,875,162

Other assets in excess of liabilities — 1.3%		5,038,566

NET ASSETS — 100.0%		$381,913,728

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $14,322,842, which was collateralized by cash used to purchase repurchase agreements with a total value of $6,156,498 and by $8,663,460 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/7/2020 - 2/15/2049, a total value of $14,819,958.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $2,668,039 which represents 0.70% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $6,156,498.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.
ADR	American Depositary Receipt

ETF	Exchange Traded Fund

IL	Israel

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

11

Statement of Investments (Continued)

December 31, 2019

American Century NVIT Multi Cap Value Fund (Continued)

Forward Foreign Currency Contracts outstanding as of December 31, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	4,840,650	USD	44,453	Bank of America NA	3/31/2020	323

Total unrealized appreciation						323

USD	1,405,418	AUD	2,046,692	Bank of America NA	3/31/2020	(33,998)
USD	9,503,374	EUR	8,465,201	Credit Suisse International	3/31/2020	(45,015)
USD	7,120,029	GBP	5,407,432	JPMorgan Chase Bank	3/31/2020	(60,079)
USD	1,541,100	JPY	167,653,050	Bank of America NA	3/31/2020	(9,696)
USD	2,085,905	NOK	18,804,640	Goldman Sachs	3/31/2020	(56,538)

Total unrealized depreciation						(205,326)

Net unrealized depreciation						(205,003)

Currency:

AUD	Australian dollar

EUR	Euro

GBP	British pound

JPY	Japanese yen

NOK	Norwegian krone

USD	United States dollar

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2019

American Century NVIT Multi Cap Value Fund
Assets:
Investment securities, at value* (cost $295,658,558)	$370,718,664
Repurchase agreements, at value (cost $6,156,498)	6,156,498
Cash	10,437,022
Foreign currencies, at value (cost $187,502)	192,336
Interest and dividends receivable	558,865
Securities lending income receivable	2,174
Receivable for investments sold	998,413
Receivable for capital shares issued	389
Reclaims receivable	42,230
Unrealized appreciation on forward foreign currency contracts (Note 2)	323
Prepaid expenses	587

Total Assets	389,107,501

Liabilities:
Payable for investments purchased	365,068
Payable for capital shares redeemed	110,831
Unrealized depreciation on forward foreign currency contracts (Note 2)	205,326
Payable upon return of securities loaned (Note 2)	6,156,498
Accrued expenses and other payables:
Investment advisory fees	182,976
Fund administration fees	27,788
Distribution fees	25,083
Administrative servicing fees	79,233
Accounting and transfer agent fees	125
Trustee fees	100
Custodian fees	6,708
Compliance program costs (Note 3)	386
Professional fees	21,941
Printing fees	8,591
Other	3,119

Total Liabilities	7,193,773

Net Assets	$381,913,728

Represented by:
Capital	$316,828,722
Total distributable earnings (loss)	65,085,006

Net Assets	$381,913,728

Net Assets:
Class I Shares	$205,999,170
Class II Shares	175,914,558

Total	$381,913,728

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	13,406,524
Class II Shares	11,555,118

Total	24,961,642

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.37
Class II Shares	$15.22

*	Includes value of securities on loan of $14,322,842 (Note 2).

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2019

American Century NVIT Multi Cap Value Fund
INVESTMENT INCOME:
Dividend income	$10,265,889
Interest income	186,612
Income from securities lending (Note 2)	54,215
Foreign tax withholding	(90,644)

Total Income	10,416,072

EXPENSES:
Investment advisory fees	2,073,749
Fund administration fees	160,603
Distribution fees Class II Shares	416,268
Administrative servicing fees Class I Shares	493,271
Administrative servicing fees Class II Shares	416,269
Professional fees	43,642
Printing fees	21,991
Trustee fees	12,858
Custodian fees	14,916
Accounting and transfer agent fees	7,895
Compliance program costs (Note 3)	1,512
Other	7,102

Total expenses before fees waived	3,670,076

Distribution fees waived — Class II (Note 3)	(133,207)

Net Expenses	3,536,869

NET INVESTMENT INCOME	6,879,203

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(4,955,532)
Settlement of forward foreign currency contracts (Note 2)	615,419
Foreign currency transactions (Note 2)	(46,602)

Net realized losses	(4,386,715)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	83,811,413
Forward foreign currency contracts (Note 2)	(92,990)
Translation of assets and liabilities denominated in foreign currencies	5,029

Net change in unrealized appreciation/depreciation	83,723,452

Net realized/unrealized gains	79,336,737

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$86,215,940

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	American Century NVIT Multi Cap Value Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$6,879,203	$7,263,924
Net realized gains (losses)	(4,386,715)	40,242,933
Net change in unrealized appreciation/depreciation	83,723,452	(82,177,879)

Change in net assets resulting from operations	86,215,940	(34,671,022)

Distributions to Shareholders From:
Distributable earnings:
Class I	(26,958,395)	(17,315,628)
Class II	(22,590,133)	(14,150,126)

Change in net assets from shareholder distributions	(49,548,528)	(31,465,754)

Change in net assets from capital transactions	6,013,736	(17,351,584)

Change in net assets	42,681,148	(83,488,360)

Net Assets:
Beginning of year	339,232,580	422,720,940

End of year	$381,913,728	$339,232,580

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,050,479	$2,552,887
Dividends reinvested	26,958,395	17,315,628
Cost of shares redeemed	(29,610,631)	(28,705,784)

Total Class I Shares	(601,757)	(8,837,269)

Class II Shares
Proceeds from shares issued	7,930,614	5,571,740
Dividends reinvested	22,590,133	14,150,126
Cost of shares redeemed	(23,905,254)	(28,236,181)

Total Class II Shares	6,615,493	(8,514,315)

Change in net assets from capital transactions	$6,013,736	$(17,351,584)

SHARE TRANSACTIONS:
Class I Shares
Issued	136,282	152,598
Reinvested	1,931,257	1,073,057
Redeemed	(1,946,698)	(1,721,727)

Total Class I Shares	120,841	(496,072)

Class II Shares
Issued	548,660	342,388
Reinvested	1,635,939	882,459
Redeemed	(1,576,108)	(1,716,810)

Total Class II Shares	608,491	(491,963)

Total change in shares	729,332	(988,035)

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Multi Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$14.05	0.30	3.23	3.53	(0.41)	(1.80)	(2.21)	$15.37	26.95%		$205,999,170	0.89%	1.97%	0.89%	43.24%
Year Ended December 31, 2018	$16.82	0.31	(1.72)	(1.41)	(0.23)	(1.13)	(1.36)	$14.05	(9.35%	)	$186,640,442	0.89%	1.89%	0.89%	48.35%
Year Ended December 31, 2017	$16.37	0.27	1.08	1.35	(0.28)	(0.62)	(0.90)	$16.82	8.67%		$231,762,341	0.88%	1.64%	0.88%	29.90%
Year Ended December 31, 2016	$15.41	0.26	2.73	2.99	(0.38)	(1.65)	(2.03)	$16.37	20.44%		$244,068,538	0.89%	1.66%	0.89%	45.89%
Year Ended December 31, 2015	$19.16	0.34	(1.29)	(0.95)	(0.42)	(2.38)	(2.80)	$15.41	(4.27%	)	$224,787,908	0.89%	1.93%	0.89%	45.21%

Class II Shares
Year Ended December 31, 2019	$13.94	0.27	3.19	3.46	(0.38)	(1.80)	(2.18)	$15.22	26.68%		$175,914,558	1.06%	1.80%	1.14%	43.24%
Year Ended December 31, 2018	$16.69	0.28	(1.70)	(1.42)	(0.20)	(1.13)	(1.33)	$13.94	(9.47%	)	$152,592,138	1.06%	1.72%	1.14%	48.35%
Year Ended December 31, 2017	$16.26	0.24	1.07	1.31	(0.26)	(0.62)	(0.88)	$16.69	8.44%		$190,958,599	1.05%	1.47%	1.13%	29.90%
Year Ended December 31, 2016	$15.33	0.24	2.70	2.94	(0.36)	(1.65)	(2.01)	$16.26	20.21%		$189,357,620	1.06%	1.49%	1.14%	45.89%
Year Ended December 31, 2015	$19.08	0.31	(1.28)	(0.97)	(0.40)	(2.38)	(2.78)	$15.33	(4.44%	)	$157,058,004	1.06%	1.76%	1.14%	45.21%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Century NVIT Multi Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

17

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

18

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$2,274,177	$—	$—	$2,274,177
Auto Components	3,637,914	—	—	3,637,914
Automobiles	3,132,338	1,957,579	—	5,089,917
Banks	60,052,249	—	—	60,052,249
Biotechnology	3,195,716	—	—	3,195,716
Building Products	1,645,987	—	—	1,645,987
Capital Markets	19,920,546	—	—	19,920,546
Communications Equipment	4,455,724	—	—	4,455,724
Containers & Packaging	2,639,108	—	—	2,639,108
Diversified Financial Services	11,434,410	—	—	11,434,410
Diversified Telecommunication Services	20,755,263	—	—	20,755,263
Electric Utilities	725,972	—	—	725,972
Electrical Equipment	11,175,349	—	—	11,175,349
Electronic Equipment, Instruments & Components	3,894,075	—	—	3,894,075
Energy Equipment & Services	15,807,560	—	—	15,807,560
Equity Real Estate Investment Trusts (REITs)	2,877,758	—	—	2,877,758
Food & Staples Retailing	5,458,678	2,357,069	—	7,815,747
Food Products	10,214,182	2,885,007	—	13,099,189
Health Care Equipment & Supplies	12,325,830	2,668,039	—	14,993,869
Health Care Providers & Services	11,918,863	—	—	11,918,863
Hotels, Restaurants & Leisure	2,313,527	—	—	2,313,527

19

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Household Products	$8,542,785	$—	$—	$8,542,785
Industrial Conglomerates	9,652,775	3,312,443	—	12,965,218
Insurance	11,542,202	—	—	11,542,202
Leisure Products	1,668,398	—	—	1,668,398
Machinery	1,471,051	4,053,487	—	5,524,538
Metals & Mining	—	1,899,525	—	1,899,525
Multiline Retail	2,012,769	—	—	2,012,769
Oil, Gas & Consumable Fuels	27,325,008	8,083,340	—	35,408,348
Paper & Forest Products	—	1,894,427	—	1,894,427
Pharmaceuticals	32,386,511	—	—	32,386,511
Road & Rail	4,220,483	—	—	4,220,483
Semiconductors & Semiconductor Equipment	11,724,652	—	—	11,724,652
Software	4,066,586	—	—	4,066,586
Specialty Retail	3,829,906	—	—	3,829,906
Technology Hardware, Storage & Peripherals	2,048,856	—	—	2,048,856
Textiles, Apparel & Luxury Goods	5,270,847	—	—	5,270,847
Trading Companies & Distributors	4,654,919	—	—	4,654,919
Total Common Stocks	$340,272,974	$29,110,916	$—	$369,383,890
Exchange Traded Fund	$1,334,774	$—	$—	$1,334,774
Forward Foreign Currency Contracts	—	323	—	323
Repurchase Agreements	—	6,156,498	—	6,156,498
Total Assets	$341,607,748	$35,267,737	$—	$376,875,485
Liabilities:
Forward Foreign Currency Contracts	$—	$(205,326)	$—	$(205,326)
Total Liabilities	$—	$(205,326)	$—	$(205,326)
Total	$341,607,748	$35,062,411	$—	$376,670,159

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

20

Notes to Financial Statements (Continued)

December 31, 2019

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$323
Total		$323
Liabilities:
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	$(205,326)
Total		$(205,326)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$615,419
Total	$615,419

21

Notes to Financial Statements (Continued)

December 31, 2019

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(92,990)
Total	$(92,990)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,458,090
Average Settlement Value Sold	20,941,047

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that may be subject to enforceable master netting arrangements or similar agreements as of December 31, 2019:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivative	Derivatives Available for Offset	Collateral Received	Net Amount of Asset Derivative
Bank of America NA	Forward Foreign Currency Contracts	$323	$(323)	$—	$—
Total		$323	$(323)	$—	$—

Amounts designated as “—” are zero.

22

Notes to Financial Statements (Continued)

December 31, 2019

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivative	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivative
Bank of America NA	Forward Foreign Currency Contracts	$(43,694)	$323	$—	$(43,371)
Credit Suisse International	Forward Foreign Currency Contracts	(45,015)	—	—	(45,015)
Goldman Sachs International	Forward Foreign Currency Contracts	(56,538)	—	—	(56,538)
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(60,079)	—	—	(60,079)
Total		$(205,326)	$323	$—	$(205,003)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $6,156,498, which was comprised of repurchase agreements purchased with cash collateral.

23

Notes to Financial Statements (Continued)

December 31, 2019

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

24

Notes to Financial Statements (Continued)

December 31, 2019

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$756,498	$—	$756,498	$(756,498)	$—
Citigroup Global Markets Ltd.	400,000	—	400,000	(400,000)	—
Deutsche Bank Securities, Inc.	3,500,000	—	3,500,000	(3,500,000)	—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Pershing LLC	500,000	—	500,000	(500,000)	—
Total	$6,156,498	$—	$6,156,498	$(6,156,498)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the

25

Notes to Financial Statements (Continued)

December 31, 2019

Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to foreign currency gain/loss. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

26

Notes to Financial Statements (Continued)

December 31, 2019

(h)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.57%
$500 million up to $1 billion	0.55%
$1 billion and more	0.53%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

27

Notes to Financial Statements (Continued)

December 31, 2019

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative services fees, from exceeding the amounts listed in the table below until April 30, 2020.

Class	Expense Limitation
Class I	0.92%
Class II	1.09%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $160,603 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,512.

28

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.08% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $133,207, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.25% and 0.25% for Class I and Class II shares, respectively, for a total amount of $909,540.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

29

Notes to Financial Statements (Continued)

December 31, 2019

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $152,925,997 and sales of $190,856,453 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

30

Notes to Financial Statements (Continued)

December 31, 2019

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,927,886	$35,620,642	$49,548,528	$—	$49,548,528

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,040,993	$23,424,761	$31,465,754	$—	$31,465,754

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$4,590,299	$5,465,099	$10,055,398	$—	$55,029,608	$65,085,006

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$321,645,028	$60,364,226	$(5,339,095)	$55,025,131

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

31

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Century NVIT Multi Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of American Century NVIT Multi Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

32

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

34

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

35

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 63.36%.

The Fund designates $35,620,642, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

36

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

39

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

40

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

41

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

42

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

43

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

44

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

45

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

46

Annual Report

December 31, 2019

NVIT DFA Capital Appreciation Fund

AR-DFA-CAP 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT DFA Capital Appreciation Fund

For the annual period ended December 31, 2019, the NVIT DFA Capital Appreciation Fund (Class II) returned 19.77%* versus 22.97% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, World Allocation (consisting of 86 funds as of December 31, 2019) was 18.10% for the same period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks also posted positive returns despite the uncertainty from U.S. trade policy and deteriorating economic data through most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of 2019 through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All 14 underlying investments held by the Fund during the reporting period posted positive returns. The underlying DFA US Core Equity 1 Portfolio returned 30.18% and was the largest contributor to the Fund’s returns for the period. The DFA VA US Large Value Portfolio was the next-highest contributor to Fund performance, returning 25.78% during the period. The Nationwide Contract and DFA VA International Small Portfolio had positive returns of 2.56% and 23.90%, respectively, but contributed the least to Fund performance during the reporting period.

During the reporting period, the Fund reduced its overall equity exposure by cutting international developed equity and adding to the DFA VA Global Bond Portfolio and the DFA Emerging Markets Core Equity Portfolio.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds sponsored by Dimensional Fund Advisors LP. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); investment leverage, illiquidity and high volatility (derivatives); sector risk; and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, NFA, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life

3

Fund Commentary (cont.)	NVIT DFA Capital Appreciation Fund

becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT DFA Capital Appreciation Fund

Asset Allocation1

Equity Funds	75.2%
Fixed Income Fund	17.0%
Investment Contract	7.8%
Other assets in excess of liabilities†	0.0%
100.0%

Top Holdings2

DFA U.S. Core Equity 1 Portfolio, Institutional Class	23.1%
DFA VA U.S. Large Value Portfolio	18.0%
DFA VA Global Bond Portfolio	17.0%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	11.2%
Nationwide Contract	7.8%
DFA U.S. Small Cap Portfolio, Institutional Class	6.0%
DFA VA International Value Portfolio	6.0%
DFA Real Estate Securities Portfolio, Institutional Class	4.9%
DFA International Large Cap Growth Portfolio	4.0%
DFA VA International Small Portfolio	2.0%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT DFA Capital Appreciation Fund

Average Annual Total Return1

(For the periods ended December 31, 2019)

	1 Yr.	5Yr.	Inception[2]
Class II	19.77%	6.46%	7.91%
Class P	19.90%	6.60%	8.06%
Morningstar® Moderately Aggressive Target Risk Index	22.97%	7.96%	8.91%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of January 7, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.22%	0.91%
Class P	1.07%	0.76%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT DFA Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT DFA Capital Appreciation Fund from inception through 12/31/19 versus performance of the Morningstar® Moderately Aggressive Target Risk Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT DFA Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT DFA Capital Appreciation Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,064.30	3.33	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64
Class P Shares	Actual	(c)	1,000.00	1,064.00	2.55	0.49
	Hypothetical	(c)(d)	1,000.00	1,022.74	2.50	0.49

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT DFA Capital Appreciation Fund

Investment Companies 92.2%

	Shares	Value

Equity Funds 75.2%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	159,246	$3,466,795
DFA International Large Cap Growth Portfolio	88,463	1,227,862
DFA Real Estate Securities Portfolio, Institutional Class	37,326	1,527,380
DFA U.S. Core Equity 1 Portfolio, Institutional Class	274,884	7,127,740
DFA U.S. Small Cap Portfolio, Institutional Class	53,323	1,867,891
DFA VA International Small Portfolio	50,237	628,973
DFA VA International Value Portfolio	150,718	1,847,801
DFA VA U.S. Large Value Portfolio	202,755	5,565,628

Total Equity Funds (cost $22,013,948)		23,260,070

Fixed Income Fund 17.0%
DFA VA Global Bond Portfolio	500,230	5,242,413

Total Fixed Income Fund (cost $5,286,558)		5,242,413

Total Investment Companies (cost $27,300,506)		28,502,483

Investment Contract 7.8%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(b)	$2,400,180	2,400,180

Total Investment Contract (cost $2,400,180)		2,400,180

Total Investments (cost $29,700,686) — 100.0%		30,902,663

Other assets in excess of liabilities — 0.0%†		13,069

NET ASSETS — 100.0%		$30,915,732

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT DFA Capital Appreciation Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,400,180)	$2,400,180
Investment securities of unaffiliated issuers, at value (cost $27,300,506)	28,502,483
Receivable for capital shares issued	148,506
Reimbursement from investment adviser (Note 3)	4,792
Prepaid expenses	38

Total Assets	31,055,999

Liabilities:
Payable for investments purchased	92,623
Payable for capital shares redeemed	88
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Investment advisory fees	4,377
Fund administration fees	10,864
Distribution fees	6,438
Administrative servicing fees	3,438
Accounting and transfer agent fees	48
Trustee fees	26
Custodian fees	100
Compliance program costs (Note 3)	30
Professional fees	10,164
Printing fees	6,281
Other	5,717

Total Liabilities	140,267

Net Assets	$30,915,732

Represented by:
Capital	$29,611,884
Total distributable earnings (loss)	1,303,848

Net Assets	$30,915,732

Net Assets:
Class II Shares	$29,694,166
Class P Shares	1,221,566

Total	$30,915,732

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	2,260,500
Class P Shares	96,925

Total	2,357,425

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.14
Class P Shares	$12.60

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT DFA Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from unaffiliated issuers	$547,512
Interest income from affiliated issuers	50,444

Total Income	597,956

EXPENSES:
Investment advisory fees	42,388
Fund administration fees	46,272
Distribution fees Class II Shares	57,957
Distribution fees Class P Shares	4,379
Administrative servicing fees Class II Shares	34,774
Professional fees	17,912
Printing fees	9,985
Trustee fees	898
Custodian fees	916
Accounting and transfer agent fees	198
Compliance program costs (Note 3)	106
Other	680

Total expenses before expenses reimbursed	216,465

Expenses reimbursed by adviser (Note 3)	(59,132)

Net Expenses	157,333

NET INVESTMENT INCOME	440,623

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	220,702
Net realized gains from transactions in investment securities of unaffiliated issuers	112,162

Net realized gains	332,864

Net change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	3,733,819

Net realized/unrealized gains	4,066,683

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,507,306

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT DFA Capital Appreciation Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$440,623	$415,386
Net realized gains	332,864	1,018,760
Net change in unrealized appreciation/depreciation	3,733,819	(4,060,169)

Change in net assets resulting from operations	4,507,306	(2,626,023)

Distributions to Shareholders From:
Distributable earnings:
Class II	(861,193)	(1,171,362)
Class P	(42,882)	(179,746)

Change in net assets from shareholder distributions	(904,075)	(1,351,108)

Change in net assets from capital transactions	4,759,326	9,033,416

Change in net assets	8,362,557	5,056,285

Net Assets:
Beginning of year	22,553,175	17,496,890

End of year	$30,915,732	$22,553,175

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$9,617,821	$10,230,297
Dividends reinvested	861,193	1,171,362
Cost of shares redeemed	(3,737,403)	(3,444,383)

Total Class II Shares	6,741,611	7,957,276

Class P Shares
Proceeds from shares issued	345,637	1,526,878
Dividends reinvested	42,882	179,746
Cost of shares redeemed	(2,370,804)	(630,484)

Total Class P Shares	(1,982,285)	1,076,140

Change in net assets from capital transactions	$4,759,326	$9,033,416

SHARE TRANSACTIONS:
Class II Shares
Issued	752,659	767,068
Reinvested	66,525	100,668
Redeemed	(298,204)	(264,256)

Total Class II Shares	520,980	603,480

Class P Shares
Issued	28,400	117,407
Reinvested	3,457	16,083
Redeemed	(196,475)	(49,358)

Total Class P Shares	(164,618)	84,132

Total change in shares	356,362	687,612

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT DFA Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class II Shares
Year Ended December 31, 2019	$11.33	0.23	2.00	2.23	(0.19)	(0.23)	(0.42)	$13.14	19.77%		$29,694,166	0.64%	1.81%	0.88%	33.26%
Year Ended December 31, 2018	$13.39	0.25	(1.60)	(1.35)	(0.22)	(0.49)	(0.71)	$11.33	(10.19%	)	$19,706,919	0.64%	1.90%	0.95%	28.54%
Year Ended December 31, 2017	$11.66	0.27	1.82	2.09	(0.21)	(0.15)	(0.36)	$13.39	17.88%		$15,209,729	0.66%	2.11%	1.23%	21.29%
Year Ended December 31, 2016	$10.72	0.19	1.02	1.21	(0.15)	(0.12)	(0.27)	$11.66	11.39%		$5,982,059	0.73%	1.72%	1.94%	6.56%
Year Ended December 31, 2015	$11.88	0.30	(0.69)	(0.39)	(0.18)	(0.59)	(0.77)	$10.72	(3.16%	)	$3,444,331	0.74%	2.53%	2.80%	39.70%

Class P Shares
Year Ended December 31, 2019	$10.88	0.14	2.02	2.16	(0.21)	(0.23)	(0.44)	$12.60	19.90%		$1,221,566	0.49%	1.16%	0.73%	33.26%
Year Ended December 31, 2018	$12.89	0.26	(1.55)	(1.29)	(0.23)	(0.49)	(0.72)	$10.88	(10.06%	)	$2,846,256	0.49%	2.08%	0.80%	28.54%
Year Ended December 31, 2017	$11.25	0.20	1.82	2.02	(0.23)	(0.15)	(0.38)	$12.89	17.98%		$2,287,161	0.52%	1.61%	1.11%	21.29%
Year Ended December 31, 2016	$10.36	0.17	1.02	1.19	(0.18)	(0.12)	(0.30)	$11.25	11.54%		$1,777,076	0.58%	1.60%	1.81%	6.56%
Year Ended December 31, 2015	$11.62	0.16	(0.52)	(0.36)	(0.31)	(0.59)	(0.90)	$10.36	(3.00%	)	$1,380,526	0.58%	1.39%	2.73%	39.70%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT DFA Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (including exchange traded funds) (together, the “Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities. Each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”). The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

14

Notes to Financial Statements (Continued)

December 31, 2019

date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract. Therefore, the par value represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through December 31, 2019, the rate was 2.50%. Effective January 1, 2020, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

15

Notes to Financial Statements (Continued)

December 31, 2019

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$28,502,483	$—	$—	$28,502,483
Investment Contract	—	—	2,400,180	2,400,180
Total	$28,502,483	$—	$2,400,180	$30,902,663

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2018	$1,855,523	$1,855,523
Purchases*	908,156	908,156
Sales	(363,499)	(363,499)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$2,400,180	$2,400,180

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50%	(2.50%)
		Daily Transactions	$1.00	($1.00)
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Valuation Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an

16

Notes to Financial Statements (Continued)

December 31, 2019

amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to redesignation of distributions. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized

17

Notes to Financial Statements (Continued)

December 31, 2019

capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.17%
$500 million and more	0.13%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.17%, and after expense reimbursements due to the expense limitation agreement described below was 0.00%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.24% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to

18

Notes to Financial Statements (Continued)

December 31, 2019

exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$62,666	$66,011	$59,132	$187,809

During the year ended December 30, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”) , a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $46,272 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $106.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

19

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $34,774.

4.  Investment in Affiliated Issuers

The Fund invests in the Nationwide Contract, which is an affiliate of the Fund. The Fund’s transactions in the shares of the Nationwide Contract during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Contract^¥(a)	$2,400,180	1,855,523	908,156	(363,499)	—	—	2,400,180	50,444	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

20

Notes to Financial Statements (Continued)

December 31, 2019

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $12,789,206 and sales of $8,320,596 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s annual or semiannual report to shareholders which can be found at us.dimensional.com. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

21

Notes to Financial Statements (Continued)

December 31, 2019

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$440,623	$463,452	$904,075	$—	$904,075

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$446,937	$904,171	$1,351,108	$—	$1,351,108

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$220,851	$220,851	$—	$1,082,997	$1,303,848

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$29,819,666	$1,240,140	$(157,143)	$1,082,997

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders NVIT DFA Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT DFA Capital Appreciation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent and Nationwide Contract issuer. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

23

Supplemental Information

December 31, 2019 (Unaudited)

NVIT DFA Capital Appreciation Fund

NVIT DFA Moderate Fund

Continuation of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) (the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s

(a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees

24

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, financial analysis, and its asset allocation methodology.

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees noted that the actual management fee paid by NVIT DFA Moderate Fund was shown to be lower than its peer group median and that NVIT DFA Capital Appreciation Fund was shown to pay actual management fees higher than its peer group median, but within an acceptable range of its peer median. The Trustees considered that the total expense ratio of each Fund was at a level lower than the median of its peer funds and within the first quintile. The Trustees considered that each Fund had experienced three-year performance substantially below the median of its peers. The Trustees considered the Adviser’s statement that each Fund’s relative performance had been adversely affected by greater allocations to smaller-capitalization stocks and value stocks than many of its peers. The Trustees also considered the Adviser’s statements that the NVIT DFA Capital Appreciation Fund’s relative performance had been adversely affected by its allocation to international stocks and that the NVIT DFA Moderate Fund’s performance had been adversely affected by the Fund’s smaller allocation to equity securities than many of its peers. The Trustees also considered the Adviser’s statements that it was preparing a recommendation regarding steps to be taken in light of the long-term underperformance of the Funds for a future meeting of the Board. In light of these various factors, the Trustees determined to continue the advisory arrangements.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of each Fund. The Trustees noted that both of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

25

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 47.29%.

The Fund designates $463,452, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $120,946 or $0.0513 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $10,994 or $0.0047 per outstanding share.

26

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

27

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

28

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

31

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

32

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

34

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

35

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2019

NVIT DFA Moderate Fund

AR-DFA-MOD 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT DFA Moderate Fund

For the annual period ended December 31, 2019, the NVIT DFA Moderate Fund (Class II) returned 17.51% versus 19.04% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 381 funds as of December 31, 2019), was 19.27% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks also posted positive returns despite the uncertainty from U.S. trade policy and deteriorating economic data through most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of 2019 through the third quarter. In response, the U.S. central bank cut interest rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All 14 underlying investments held by the Fund during the reporting period posted positive returns. The underlying DFA US Core Equity 1 Portfolio returned 30.18% and was the largest contributor to the Fund’s returns for the period. The DFA VA US Value Portfolio was the next-highest contributor to Fund performance, returning 25.78% during the period. The Nationwide Contract and DFA Intermediate Government Fixed Income Portfolio had positive returns of 2.56% and 7.22%, respectively, but contributed the least to the Fund’s performance during the reporting period.

During the reporting period, there were no material changes of the Fund’s allocations to the underlying investments.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds sponsored by Dimensional Fund Advisors LP. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); investment leverage, illiquidity and high volatility (derivatives); sector risk; and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

3

Fund Commentary (cont.)	NVIT DFA Moderate Fund

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT DFA Moderate Fund

Asset Allocation1

Equity Funds	65.7%
Fixed Income Funds	19.6%
Investment Contract	14.8%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

DFA U.S. Core Equity 1 Portfolio, Institutional Class	24.2%
DFA VA U.S. Large Value Portfolio	15.1%
Nationwide Contract	14.8%
DFA VA International Value Portfolio	9.1%
DFA International Large Cap Growth Portfolio	7.0%
DFA Short Duration Real Return Portfolio, Institutional Class	6.9%
DFA Intermediate Term Extended Quality Portfolio	4.9%
DFA Investment Grade Portfolio	4.9%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	4.1%
DFA VA International Small Portfolio	3.1%
Other Holdings	5.9%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT DFA Moderate Fund

Average Annual Total Return1

(For the periods ended December 31, 2019)

	1 Yr.	5 Yr	Inception[2]
Class II	17.51%	5.67%	6.77%
Class P	17.71%	5.81%	6.92%
Morningstar® Moderate Target Risk Index	19.04%	6.75%	7.34%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of January 7, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.15%	0.88%
Class P	1.00%	0.73%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT DFA Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT DFA Moderate Fund versus performance of the Morningstar® Moderate Target Risk Index from inception through 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT DFA Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT DFA Moderate Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,061.00	3.32	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64
Class P Shares	Actual	(c)	1,000.00	1,061.00	2.55	0.49
	Hypothetical	(c)(d)	1,000.00	1,022.74	2.50	0.49

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT DFA Moderate Fund

Investment Companies 85.3%

	Shares	Value

Equity Funds 65.7%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	56,985	$1,240,570
DFA International Large Cap Growth Portfolio	152,356	2,114,708
DFA U.S. Core Equity 1 Portfolio, Institutional Class	280,063	7,262,022
DFA U.S. Small Cap Portfolio, Institutional Class	26,094	914,059
DFA VA International Small Portfolio	73,523	920,512
DFA VA International Value Portfolio	222,285	2,725,217
DFA VA U.S. Large Value Portfolio	165,869	4,553,117

Total Equity Funds (cost $17,944,235)		19,730,205

Fixed Income Funds 19.6%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	68,924	880,847
DFA Intermediate Term Extended Quality Portfolio	131,259	1,474,040
DFA Investment Grade Portfolio	130,726	1,470,668
DFA Short Duration Real Return Portfolio, Institutional Class	209,561	2,074,653

Total Fixed Income Funds (cost $5,703,143)		5,900,208

Total Investment Companies (cost $23,647,378)		25,630,413

Investment Contract 14.8%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(b)	$4,453,513	4,453,513

Total Investment Contract (cost $4,453,513)		4,453,513

Total Investments (cost $28,100,891) — 100.1%		30,083,926

Liabilities in excess of other assets — (0.1)%		(42,040)

NET ASSETS — 100.0%		$30,041,886

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT DFA Moderate Fund
Assets:
Investment security of affiliated issuer, at value (cost $4,453,513)	$4,453,513
Investment securities of unaffiliated issuers, at value (cost $23,647,378)	25,630,413
Receivable for investments sold	2,361
Reimbursement from investment adviser (Note 3)	5,057
Prepaid expenses	41

Total Assets	30,091,385

Liabilities:
Payable for capital shares redeemed	2,361
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Investment advisory fees	4,288
Fund administration fees	10,864
Distribution fees	6,308
Administrative servicing fees	3,099
Accounting and transfer agent fees	47
Trustee fees	100
Compliance program costs (Note 3)	30
Professional fees	10,176
Printing fees	6,311
Other	5,842

Total Liabilities	49,499

Net Assets	$30,041,886

Represented by:
Capital	$27,987,849
Total distributable earnings (loss)	2,054,037

Net Assets	$30,041,886

Net Assets:
Class II Shares	$24,770,637
Class P Shares	5,271,249

Total	$30,041,886

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	1,940,399
Class P Shares	419,990

Total	2,360,389

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.77
Class P Shares	$12.55

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT DFA Moderate Fund
INVESTMENT INCOME:
Dividend income from unaffiliated issuers	$534,309
Interest income from affiliated issuer	100,885

Total Income	635,194

EXPENSES:
Investment advisory fees	46,037
Fund administration fees	46,734
Distribution fees Class II Shares	57,092
Distribution fees Class P Shares	10,610
Administrative servicing fees Class II Shares	34,255
Professional fees	17,971
Printing fees	10,646
Trustee fees	1,065
Custodian fees	933
Accounting and transfer agent fees	185
Compliance program costs (Note 3)	116
Other	724

Total expenses before expenses reimbursed	226,368

Expenses reimbursed by adviser (Note 3)	(59,048)

Net Expenses	167,320

NET INVESTMENT INCOME	467,874

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from unaffiliated issuer	192,529
Net realized gains from transactions in investment securities of unaffiliated issuers	339,696

Net realized gains	532,225

Net change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	3,285,960

Net realized/unrealized gains	3,818,185

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,286,059

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT DFA Moderate Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$467,874	$397,126
Net realized gains	532,225	906,616
Net change in unrealized appreciation/depreciation	3,285,960	(3,346,301)

Change in net assets resulting from operations	4,286,059	(2,042,559)

Distributions to Shareholders From:
Distributable earnings:
Class II	(839,714)	(1,158,599)
Class P	(184,167)	(218,637)

Change in net assets from shareholder distributions	(1,023,881)	(1,377,236)

Change in net assets from capital transactions	2,799,650	6,906,513

Change in net assets	6,061,828	3,486,718

Net Assets:
Beginning of year	23,980,058	20,493,340

End of year	$30,041,886	$23,980,058

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$4,856,004	$8,577,402
Dividends reinvested	839,714	1,158,599
Cost of shares redeemed	(3,964,526)	(2,406,315)

Total Class II Shares	1,731,192	7,329,686

Class P Shares
Proceeds from shares issued	1,678,794	660,905
Dividends reinvested	184,167	218,637
Cost of shares redeemed	(794,503)	(1,302,715)

Total Class P Shares	1,068,458	(423,173)

Change in net assets from capital transactions	$2,799,650	$6,906,513

SHARE TRANSACTIONS:
Class II Shares
Issued	392,892	663,137
Reinvested	66,243	100,575
Redeemed	(321,459)	(186,416)

Total Class II Shares	137,676	577,296

Class P Shares
Issued	136,427	51,737
Reinvested	14,760	19,307
Redeemed	(65,594)	(103,060)

Total Class P Shares	85,593	(32,016)

Total change in shares	223,269	545,280

The accompanying notes are an integral part of these financial statements.

12

Statement of Cash Flows

For the Year Ended December 31, 2019

NVIT DFA Moderate Fund
DECREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$4,286,059
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities of affiliated issuers	(1,184,181)
Proceeds from disposition of investment securities of affiliated issuers	524,862
Purchase of investment securities of unaffiliated issuers	(5,667,635)
Proceeds from disposition of investment securities of unaffiliated issuers	3,985,521
Reinvestment of interest income from affiliated issuers	(100,885)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(3,285,960)
Net realized gain from transactions in investment securities of unaffiliated issuers	(339,696)
Decrease in reimbursement from investment adviser	2,334
Decrease in receivable for investments sold	41,855
Increase in prepaid expenses	(4)
Increase in investment advisory fees payable	793
Increase in fund administration fees payable	17
Increase in distribution fees payable	1,167
Increase in administrative servicing fees payable	575
Decrease in accounting and transfer agent fees payable	(12)
Increase in trustee fees payable	88
Increase in compliance program costs payable	5
Increase in professional fees payable	425
Increase in printing fees payable	1,284
Decrease in other payables	(599)

Net cash used in operating activities	(1,733,987)

Cash flows provided by financing activities:
Proceeds from shares issued	6,534,798
Cost of shares redeemed	(4,800,884)
Cash overdraft	73

Net cash provided by financing activities	1,733,987

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $1,023,881.
Non-cash operating activities included herein include reinvestments of interest income from affiliated issuers of $100,885.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT DFA Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class II Shares
Year Ended December 31, 2019	$11.25	0.21	1.75	1.96	(0.20)	(0.24)	(0.44)	$12.77	17.51%		$24,770,637	0.64%	1.68%	0.86%	16.72%
Year Ended December 31, 2018	$12.92	0.21	(1.21)	(1.00)	(0.19)	(0.48)	(0.67)	$11.25	(7.82%	)	$20,279,978	0.64%	1.67%	0.91%	28.44%
Year Ended December 31, 2017	$11.69	0.16	1.45	1.61	(0.17)	(0.21)	(0.38)	$12.92	13.83%		$15,832,740	0.67%	1.30%	1.01%	50.67%
Year Ended December 31, 2016	$11.02	0.14	0.83	0.97	(0.15)	(0.15)	(0.30)	$11.69	8.77%		$13,237,100	0.73%	1.23%	1.19%	13.11%
Year Ended December 31, 2015	$11.57	0.16	(0.37)	(0.21)	(0.19)	(0.15)	(0.34)	$11.02	(1.76%	)	$11,256,362	0.74%	1.35%	1.31%	7.20%

Class P Shares
Year Ended December 31, 2019	$11.06	0.24	1.71	1.95	(0.22)	(0.24)	(0.46)	$12.55	17.71%		$5,271,249	0.49%	1.97%	0.71%	16.72%
Year Ended December 31, 2018	$12.72	0.19	(1.16)	(0.97)	(0.21)	(0.48)	(0.69)	$11.06	(7.73%	)	$3,700,080	0.49%	1.54%	0.76%	28.44%
Year Ended December 31, 2017	$11.51	0.25	1.35	1.60	(0.18)	(0.21)	(0.39)	$12.72	14.00%		$4,660,600	0.51%	2.04%	0.85%	50.67%
Year Ended December 31, 2016	$10.85	0.15	0.82	0.97	(0.16)	(0.15)	(0.31)	$11.51	8.96%		$2,320,860	0.58%	1.35%	1.04%	13.11%
Year Ended December 31, 2015	$11.41	0.15	(0.35)	(0.20)	(0.21)	(0.15)	(0.36)	$10.85	(1.70%	)	$2,029,637	0.58%	1.28%	1.16%	7.20%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT DFA Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (including exchange traded funds) (together, the “Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities. Each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”). The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

15

Notes to Financial Statements (Continued)

December 31, 2019

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract. Therefore, the par value represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through December 31, 2019, the rate was 2.50%. Effective January 1, 2020, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

16

Notes to Financial Statements (Continued)

December 31, 2019

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$25,630,413	$—	$—	$25,630,413
Investment Contract	—	—	4,453,513	4,453,513
Total	$25,630,413	$—	$4,453,513	$30,083,926

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2018	$3,693,309	$3,693,309
Purchases*	1,285,066	1,285,066
Sales	(524,862)	(524,862)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$4,453,513	$4,453,513

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50% (2.50%)
		Daily Transactions	$1.00 ($1.00)
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Valuation Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com.

17

Notes to Financial Statements (Continued)

December 31, 2019

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders
Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to redesignation of distributions. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

18

Notes to Financial Statements (Continued)

December 31, 2019

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, restricted cash, money market funds and other investments held in lieu of cash.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.17%
$500 million and more	0.13%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.17%, and after expense reimbursements due to the expense limitation agreement described below was 0.00%.

19

Notes to Financial Statements (Continued)

December 31, 2019

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.24% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$60,275	$65,241	$59,048	$184,564

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $46,734 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

20

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $116.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $34,255.

4.  Investment in Affiliated Issuers

The Fund invests in the Nationwide Contract, which is an affiliate of the Fund. The Fund’s transactions in the shares of the Nationwide Contract during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Contract^¥(a)	$4,453,513	3,693,309	1,285,066	(524,862)	—	—	4,453,513	100,885	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities,

21

Notes to Financial Statements (Continued)

December 31, 2019

and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $6,952,699 and sales of $4,510,383 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s annual or semiannual report to shareholders which can be found at us.dimensional.com. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

22

Notes to Financial Statements (Continued)

December 31, 2019

9.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$472,629	$551,252	$1,023,881	$—	$1,023,881

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$401,093	$976,143	$1,377,236	$—	$1,377,236

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,514	$189,595	$191,109	$—	$1,862,928	$2,054,037

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

23

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$28,220,998	$1,868,152	$(5,224)	$1,862,928

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT DFA Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT DFA Moderate Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent and Nationwide Contract issuer. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2019 (Unaudited)

NVIT DFA Capital Appreciation Fund

NVIT DFA Moderate Fund

Continuation of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) (the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreement, including investment performance, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s

(a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees

26

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, financial analysis, and its asset allocation methodology.

●

The Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees noted that the actual management fee paid by NVIT DFA Moderate Fund was shown to be lower than its peer group median and that NVIT DFA Capital Appreciation Fund was shown to pay actual management fees higher than its peer group median, but within an acceptable range of its peer median. The Trustees considered that the total expense ratio of each Fund was at a level lower than the median of its peer funds and within the first quintile. The Trustees considered that each Fund had experienced three-year performance substantially below the median of its peers. The Trustees considered the Adviser’s statement that each Fund’s relative performance had been adversely affected by greater allocations to smaller-capitalization stocks and value stocks than many of its peers. The Trustees also considered the Adviser’s statements that the NVIT DFA Capital Appreciation Fund’s relative performance had been adversely affected by its allocation to international stocks and that the NVIT DFA Moderate Fund’s performance had been adversely affected by the Fund’s smaller allocation to equity securities than many of its peers. The Trustees also considered the Adviser’s statements that it was preparing a recommendation regarding steps to be taken in light of the long-term underperformance of the Funds for a future meeting of the Board. In light of these various factors, the Trustees determined to continue the advisory arrangements.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of each Fund. The Trustees noted that both of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

27

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 40.86%.

The Fund designates $551,252, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $128,778 or $0.0546 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $12,377 or $0.0052 per outstanding share.

28

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

33

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

34

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

36

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

37

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2019

NVIT Investor Destinations Managed

Growth & Income  Fund

AR-ID-MGI 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Investor Destinations Managed Growth & Income Fund

For the annual period ended December 31, 2019, the NVIT Investor Destinations Managed Growth & Income Fund (Class II) returned 13.00% versus 19.04% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 30% to 50% Equity (consisting of 176 funds as of December 31, 2019) was 15.29% for the same period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital. The Fund seeks to achieve its objective by investing 95% of its assets in a “core” sleeve consisting of the same underlying investments as the NVIT Investor Destinations Balanced Fund (which has a target allocation of 50% equity and 50% fixed income) and the remaining 5% in a “volatility overlay” sleeve. A volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500® Index (S&P 500), S&P MidCap 400® Index (S&P 400), Russell 2000® Index (Russell 2000) and MSCI EAFE® Index (MSCI EAFE). These investments are made in proportion to the Fund’s underlying allocations to each of these equity indexes. The volatility sleeve can increase the Fund’s equity exposure to 65% or decrease it to 0% as determined by the quantitative process that controls the overlay.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500 returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P 400, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000 returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

Within the core sleeve, all 13 of the Fund’s underlying investments held during the reporting period posted positive returns. The underlying NVIT S&P 500 Index Fund returned 31.33% and was the largest contributor to the Fund’s returns for the period. The underlying NVIT International Index Fund was the next-highest contributor to Fund performance, returning 21.89% during the period as global equities rallied. The Nationwide Contract and Nationwide Short Term Bond Fund had positive returns of 2.56% and 4.48%, respectively, but contributed the least to the Fund’s performance during the reporting period.

Through the volatility overlay sleeve, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index futures contracts on the S&P 500, S&P 400, Russell 2000, and MSCI EAFE, as dictated by an algorithm that determines — based on numerous variables — whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with the prevailing market conditions.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2019.

3

Fund Commentary (cont.)	NVIT Investor Destinations Managed Growth & Income Fund

Broad market volatility (S&P 500) ranged between approximately 8% and 30%. The year began with relatively high volatility, which quickly subsided in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the third quarter of 2019 saw an increased level of volatility, which caused the algorithm to detract from Fund performance, in line with other periods of rapid, “v-shaped” market movement. The fourth quarter’s lower volatility, which was accompanied by a sustained upturn in the market, provided an opportunity for the algorithm to contribute to performance. Overall, the overlay sleeve was a detractor from Fund performance during the reporting period.

During the reporting period, the Fund removed the underlying Nationwide Ziegler Equity Income Fund via in-kind redemption and replaced it with the NVIT S&P 500 Index Fund, favoring large-cap blend stocks. The Fund also marginally reduced its allocation to the underlying NVIT International Index Fund while increasing its allocations to the underlying NVIT Emerging Markets Fund and NVIT S&P 500 Index Fund. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, NFA, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Managed Growth & Income Fund

Asset Allocation1

Equity Funds	49.6%
Fixed Income Funds	34.3%
Investment Contract	12.9%
Futures Contracts	0.3%
Other assets in excess of liabilities	2.9%
100.0%

Top Holdings2

NVIT Bond Index Fund, Class Y	22.7%
NVIT S&P 500 Index Fund, Class Y	22.5%
NVIT International Index Fund, Class Y	15.7%
Nationwide Contract	13.3%
Nationwide Core Plus Bond Fund, Class R6	7.9%
NVIT Mid Cap Index Fund, Class Y	5.5%
NVIT Short Term Bond Fund, Class Y	4.8%
NVIT Emerging Markets Fund, Class Y	3.5%
Nationwide Risk-Based U.S. Equity ETF	1.6%
NVIT Small Cap Index Fund, Class Y	1.5%
Nationwide Risk-Based International Equity ETF	1.0%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Investor Destinations Managed Growth & Income Fund

Average Annual Total Return1

(For the periods ended December 31, 2019)

	1 Yr.	5 Yr.	Inception
Class I	13.37%	4.71%	4.52%	[2]
Class II	13.00%	4.46%	4.76%	[3]
Morningstar® Moderate Target Risk Index	19.04%	6.75%	6.92%	[3]

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.60%	0.55%
Class II	0.85%	0.80%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Managed Growth & Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Managed Growth & Income Fund from inception through 12/31/19 versus performance of the Morningstar® Moderate Target Risk Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth & Income Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,043.70	1.55	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual	(c)	1,000.00	1,042.20	2.83	0.55
	Hypothetical	(c)(d)	1,000.00	1,022.43	2.80	0.55

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Investor Destinations Managed Growth & Income Fund

Investment Companies 81.4%

	Shares	Value

Equity Funds 47.1%
NVIT Emerging Markets Fund, Class Y (a)	1,252,543	$16,846,705
NVIT International Index Fund, Class Y (a)	7,347,114	75,160,974
NVIT Mid Cap Index Fund, Class Y (a)	1,212,769	26,207,946
NVIT S&P 500 Index Fund, Class Y (a)	5,463,977	107,476,431
NVIT Small Cap Index Fund, Class Y (a)	875,315	7,160,074

Total Equity Funds (cost $209,824,228)		232,852,130

Fixed Income Funds 34.3%
Nationwide Core Plus Bond Fund, Class R6 (a)	3,636,953	37,824,307
NVIT Bond Index Fund, Class Y (a)	10,173,550	108,653,512
NVIT Short Term Bond Fund, Class Y (a)	2,218,998	22,877,873

Total Fixed Income Funds (cost $168,074,298)		169,355,692

Total Investment Companies (cost $377,898,526)		402,207,822

Exchange Traded Funds 2.5%
Equity Funds 2.5%
Nationwide Risk-Based International Equity ETF (a)	184,742	4,770,260
Nationwide Risk-Based U.S. Equity ETF (a)	246,414	7,567,374

Total Exchange Traded Funds (cost $10,781,868)		12,337,634

Investment Contract 12.9%

	Principal Amount	Value

Nationwide Contract, 2.50%^¥ (a)(b)	$63,585,267	$63,585,267

Total Investment Contract (cost $63,585,267)		63,585,267

Total Investments (cost $452,265,661) — 96.8%		478,130,723

Other assets in excess of liabilities — 3.2%		15,825,362

NET ASSETS — 100.0%		$493,956,085

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
MSCI EAFE E-Mini Index	336	3/2020	USD	34,213,200	604,805
Russell 2000 E-Mini Index	78	3/2020	USD	6,515,340	125,891
S&P 500 E-Mini Index	182	3/2020	USD	29,403,010	750,571
S&P Midcap 400 E-Mini Index	55	3/2020	USD	11,356,400	243,050

					1,724,317

At December 31, 2019, the Fund had $3,617,460 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT Investor Destinations Managed Growth & Income Fund
Assets:
Investment securities of affiliated issuers, at value (cost $452,265,661)	$478,130,723
Cash	12,205,577
Deposits with broker for futures contracts	3,617,460
Interest receivable	15,843
Receivable for investments sold	93,611
Receivable for capital shares issued	81
Receivable for variation margin on futures contracts	248,655
Reimbursement from investment adviser (Note 3)	17,717
Prepaid expenses	735

Total Assets	494,330,402

Liabilities:
Payable for capital shares redeemed	98,619
Accrued expenses and other payables:
Investment advisory fees	62,375
Fund administration fees	20,778
Distribution fees	103,695
Administrative servicing fees	61,293
Accounting and transfer agent fees	83
Trustee fees	100
Custodian fees	4,055
Compliance program costs (Note 3)	496
Professional fees	12,056
Printing fees	8,145
Other	2,622

Total Liabilities	374,317

Net Assets	$493,956,085

Represented by:
Capital	$471,691,301
Total distributable earnings (loss)	22,264,784

Net Assets	$493,956,085

Net Assets:
Class I Shares	$1,218,343
Class II Shares	492,737,742

Total	$493,956,085

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	110,194
Class II Shares	44,588,694

Total	44,698,888

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.06
Class II Shares	$11.05

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT Investor Destinations Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$10,593,596
Interest income from affiliated issuers	1,572,974
Interest income from unaffiliated issuers	362,001
Dividend income from unaffiliated issuers	3,488
Income from securities lending (Note 2)	96

Total Income	12,532,155

EXPENSES:
Investment advisory fees	711,529
Fund administration fees	148,282
Distribution fees Class II Shares	1,183,152
Administrative servicing fees Class I Shares	1,635
Administrative servicing fees Class II Shares	709,894
Professional fees	36,269
Printing fees	11,511
Trustee fees	17,090
Custodian fees	17,115
Accounting and transfer agent fees	407
Compliance program costs (Note 3)	2,029
Other	8,157

Total expenses before earnings credit and expenses reimbursed	2,847,070

Earnings credit (Note 5)	(239)
Expenses reimbursed by adviser (Note 3)	(234,397)

Net Expenses	2,612,434

NET INVESTMENT INCOME	9,919,721

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	10,699,348
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(119,426)
Transactions in investment securities of unaffiliated issuers	(2,562)
Expiration or closing of futures contracts (Note 2)	(8,368,779)

Net realized gains	2,208,581

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	46,208,936
Futures contracts (Note 2)	(440,335)

Net change in unrealized appreciation/depreciation	45,768,601

Net realized/unrealized gains	47,977,182

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$57,896,903

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth & Income Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$9,919,721	$8,787,969
Net realized gains	2,208,581	7,103,787
Net change in unrealized appreciation/depreciation	45,768,601	(42,589,147)

Change in net assets resulting from operations	57,896,903	(26,697,391)

Distributions to Shareholders From:
Distributable earnings:
Class I	(52,069)	(70,170)
Class II	(20,575,131)	(32,883,949)

Change in net assets from shareholder distributions	(20,627,200)	(32,954,119)

Change in net assets from capital transactions	11,837,412	26,274,253

Change in net assets	49,107,115	(33,377,257)

Net Assets:
Beginning of year	444,848,970	478,226,227

End of year	$493,956,085	$444,848,970

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$203,324	$245,812
Dividends reinvested	52,069	70,170
Cost of shares redeemed	(65,621)	(73,430)

Total Class I Shares	189,772	242,552

Class II Shares
Proceeds from shares issued	21,579,908	17,967,253
Dividends reinvested	20,575,131	32,883,949
Cost of shares redeemed	(30,507,399)	(24,819,501)

Total Class II Shares	11,647,640	26,031,701

Change in net assets from capital transactions	$11,837,412	$26,274,253

SHARE TRANSACTIONS:
Class I Shares
Issued	18,869	21,671
Reinvested	4,775	6,514
Redeemed	(6,045)	(6,492)

Total Class I Shares	17,599	21,693

Class II Shares
Issued	2,002,528	1,589,664
Reinvested	1,891,295	3,049,903
Redeemed	(2,801,377)	(2,204,467)

Total Class II Shares	1,092,446	2,435,100

Total change in shares	1,110,045	2,456,793

The accompanying notes are an integral part of these financial statements.

12

Statement of Cash Flows

For the Year Ended December 31, 2019

NVIT Investor Destinations Managed Growth & Income Fund
DECREASE IN CASH
Cash flows used in operating activities
Net increase in net assets from operations	$57,896,903
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities of affiliated issuers	(72,863,747)
Proceeds from disposition of investment securities of affiliated issuers	65,189,579
Proceeds from disposition of investment securities of unaffiliated issuers	18,438,317
Reinvestment of dividend income from affiliated issuers	(10,593,596)
Reinvestment of interest income from affiliated issuers	(1,572,974)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(46,208,936)
Reinvestment of net realized gain distributions from affiliated underlying funds	(10,699,348)
Net realized loss from investment transactions with affiliated issuers	119,426
Net realized loss from transactions in investment securities	2,562
Decrease in reimbursement from investment adviser	2,733
Increase in receivable for investments sold	(93,611)
Decrease in interest and dividends receivable	21,848
Increase in variation margin receivable	(248,655)
Increase in prepaid expenses	(12)
Decrease in payable for investments purchased	(550,145)
Decrease in variation margin payable	(639,858)
Increase in investment advisory fees payable	5,279
Decrease in fund administration fees payable	(628)
Increase in distribution fees payable	8,744
Increase in administrative servicing fees payable	5,177
Decrease in accounting and transfer agent fees payable	(29)
Decrease in trustee fees payable	(92)
Increase in custodian fees payable	1,081
Increase in compliance program costs payable	29
Decrease in professional fees payable	(558)
Decrease in printing fees payable	(901)
Decrease in other payables	(4,575)

Net cash used in operating activities	(1,785,987)

Cash flows used in financing activities
Proceeds from shares issued	22,125,348
Cost of shares redeemed	(30,485,163)

Net cash used in financing activities	(8,359,815)

Net decrease in cash	(10,145,802)

Cash and restricted cash:
Beginning of period	25,968,839

End of period	$15,823,037

13

Statement of Cash Flows (Continued)

For the Year Ended December 31, 2019

NVIT Investor Destinations Managed Growth & Income Fund

Reconciliation of cash and restricted cash at the end of the period to the Statement of Assets and Liabilities:
Cash	$12,205,577
Restricted cash:
Deposits with broker for futures	3,617,460

$15,823,037

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $20,627,200.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated issuers of $22,865,918.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $18,440,879.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$10.21	0.26	1.10	1.36	(0.27)	(0.24)	(0.51)	$11.06	13.37%		$1,218,343	0.30%	2.44%	0.35%	18.32%	(h)
Year Ended December 31, 2018	$11.63	0.26	(0.85)	(0.59)	(0.24)	(0.59)	(0.83)	$10.21	(5.38%	)	$945,358	0.30%	2.28%	0.35%	14.15%
Year Ended December 31, 2017	$10.47	0.23	1.27	1.50	(0.23)	(0.11)	(0.34)	$11.63	14.30%		$824,776	0.30%	2.03%	0.35%	11.42%
Year Ended December 31, 2016	$10.08	0.19	0.41	0.60	(0.21)	–	(0.21)	$10.47	5.94%		$591,112	0.30%	1.88%	0.35%	11.31%
Year Ended December 31, 2015	$10.59	0.23	(0.56)	(0.33)	(0.18)	–	(0.18)	$10.08	(3.10%	)	$568,105	0.30%	2.21%	0.36%	20.68%

Class II Shares
Year Ended December 31, 2019	$10.21	0.23	1.09	1.32	(0.24)	(0.24)	(0.48)	$11.05	13.00%		$492,737,742	0.55%	2.09%	0.60%	18.32%	(h)
Year Ended December 31, 2018	$11.63	0.21	(0.83)	(0.62)	(0.21)	(0.59)	(0.80)	$10.21	(5.63%	)	$443,903,612	0.55%	1.87%	0.60%	14.15%
Year Ended December 31, 2017	$10.47	0.19	1.28	1.47	(0.20)	(0.11)	(0.31)	$11.63	14.03%		$477,401,451	0.55%	1.69%	0.60%	11.42%
Year Ended December 31, 2016	$10.08	0.18	0.40	0.58	(0.19)	–	(0.19)	$10.47	5.71%		$413,895,760	0.55%	1.79%	0.60%	11.31%
Year Ended December 31, 2015	$10.58	0.18	(0.52)	(0.34)	(0.16)	–	(0.16)	$10.08	(3.24%	)	$356,555,519	0.55%	1.68%	0.61%	20.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

16

Notes to Financial Statements (Continued)

December 31, 2019

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

17

Notes to Financial Statements (Continued)

December 31, 2019

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract is reinvested in the Nationwide Contract. Therefore, the par value represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through December 31, 2019, the rate was 2.50%. Effective January 1, 2020, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$12,337,634	$—	$—	$12,337,634
Futures Contracts	1,724,317	—	—	1,724,317
Investment Companies	402,207,822	—	—	402,207,822
Investment Contract	—	—	63,585,267	63,585,267
Total	$416,269,773	$—	$63,585,267	$479,855,040

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2018	$62,885,581	$62,885,581
Purchases*	9,296,539	9,296,539
Sales	(8,596,853)	(8,596,853)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$63,585,267	$63,585,267

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50% (2.50%)
		Daily Transactions	$1.00 ($1.00)
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would

18

Notes to Financial Statements (Continued)

December 31, 2019

terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Valuation Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

19

Notes to Financial Statements (Continued)

December 31, 2019

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the

20

Notes to Financial Statements (Continued)

December 31, 2019

Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Receivable for variation margin on futures contracts	$1,724,317
Total		$1,724,317
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

21

Notes to Financial Statements (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(8,368,779)
Total	$(8,368,779)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(440,335)
Total	$(440,335)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$53,803,565
Average Notional Balance Short	$14,833,814

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The

22

Notes to Financial Statements (Continued)

December 31, 2019

temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, restricted cash, money market funds and other investments held in lieu of cash.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management,

23

Notes to Financial Statements (Continued)

December 31, 2019

LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.15%, and after expense reimbursements due to the expense limitation agreement described below was 0.10%. During the year ended December 31, 2019, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $20,273.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.15% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$220,131	$241,808	$234,397	$696,336

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-

24

Notes to Financial Statements (Continued)

December 31, 2019

administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $148,282 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $2,029.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $711,529.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

During the year ended December 31, 2019, shares of the Nationwide Ziegler Equity Income Fund held by the Fund were redeemed in-kind for securities and cash in the amount of $18,440,879 and $220,708, respectively. The Fund subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

25

Notes to Financial Statements (Continued)

December 31, 2019

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	—	16,370,653	816,914	(18,748,196	)(a)	(1,165,900)	2,726,529	—	162,552	—
NVIT Emerging Markets Fund, Class Y	1,252,543	9,894,363	5,582,010	(983,286)		(75,905)	2,429,523	16,846,705	405,645	—
NVIT International Index Fund, Class Y	7,347,114	67,949,097	11,640,832	(16,877,492)		(81,158)	12,529,695	75,160,974	2,532,096	139,914
NVIT Mid Cap Index Fund, Class Y	1,212,769	20,413,226	8,299,420	(4,115,139)		(227,781)	1,838,220	26,207,946	365,663	3,942,097
NVIT S&P 500 Index Fund, Class Y	5,463,977	65,737,618	33,386,317	(10,208,995)		2,181,687	16,379,804	107,476,431	2,130,610	4,137,863
NVIT Small Cap Index Fund, Class Y	875,315	5,334,774	3,837,362	(1,034,223)		(94,276)	(883,563)	7,160,074	83,221	2,467,418
Nationwide Core Plus Bond Fund, Class R6	3,636,953	35,616,467	4,768,740	(4,772,514)		(123,142)	2,334,756	37,824,307	1,146,604	12,056
NVIT Bond Index Fund, Class Y	10,173,550	103,342,098	14,386,385	(14,855,618)		(528,128)	6,308,775	108,653,512	2,907,056	—
NVIT Short Term Bond Fund, Class Y	2,218,998	22,391,362	3,151,276	(3,043,412)		(45,157)	423,804	22,877,873	595,261	—
Nationwide Risk-Based International Equity ETF	184,742	3,952,916	257,740	(1,625)		(80)	561,309	4,770,260	126,168	—
Nationwide Risk-Based U.S. Equity ETF	246,414	6,053,851	306,130	(393,105)		40,414	1,560,084	7,567,374	138,720	—
Nationwide Contract^¥(b)	$63,585,267	62,885,581	9,296,539	(8,596,853)		—	—	63,585,267	1,572,974	—
Total		419,942,006	95,729,665	(83,630,458)		(119,426)	46,208,936	478,130,723	12,166,570	10,699,348

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)	Proceeds from sales includes securities received in-kind.
(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or an exchange traded fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the

26

Notes to Financial Statements (Continued)

December 31, 2019

“Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Purchases*^	Sales#
$95,729,665	$83,634,966
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds of $18,440,879.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds of $18,438,316.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition,

27

Notes to Financial Statements (Continued)

December 31, 2019

information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,425,785	$7,201,415	$20,627,200	$—	$20,627,200

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,719,740	$16,234,379	$32,954,119	$—	$32,954,119

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

28

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$592,215	$5,328,849	$5,921,064	$—	$16,343,720	$22,264,784

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$455,768,766	$27,714,203	$(3,627,929)	$24,086,274

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Managed Growth & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Managed Growth & Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, Nationwide Contract issuer and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

30

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”), must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory

Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional

31

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved. In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable). and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees considered that the total expense ratio (including 12b-1/non-12b-1 fees) of each Fund was lower than its peer group median, except for NVIT Investor Destinations Moderately Aggressive Fund whose total expense ratio was approximately at its peer group median. The Trustees noted that all but three of the Funds paid actual management fees at rates at or below their peer group median, and that the remaining three Funds paid actual management fees at rates within an acceptable range above their peer group median. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of

32

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Moderate Fund, and NVIT Investor Destinations Moderately Aggressive Fund achieved investment performance at or above the median of the funds in its peer group for the three-year period ended June 30, 2019, or, in the case of the NVIT Investor Capital Appreciation Fund, below the peer group median but within the third quintile of its peer group. With respect to the remaining Funds (other than NVIT Investor Destinations Managed Growth & Income Fund), which ranked less favorably against the funds in their peer groups, the Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, including that each of the Funds has allocated a smaller portion of its assets to equity securities than many of its peers, and that each of the Funds has tended to have a fixed-income duration shorter than that of many of its peers, both of which contributed to the Funds’ relative underperformance. The Trustees considered statements by the Adviser as to steps it is taking to bring the Funds’ asset allocations more closely in line with peer allocations. As to the NVIT Investor Destinations Managed Growth & Income Fund, which ranked less favorably than its peer group median and in the fourth quintile, the Trustees considered the Adviser’s statement that the Fund’s volatility overlay may be expected to have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance, and steps the Adviser was taking to improve relative performance, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the Funds’ advisory fee rate schedules are not subject to contractual breakpoints. The Trustees noted that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds, and the Adviser’s view that those breakpoints provide investors benefits arising from the growth of those underlying funds. The Trustees determined to continue to monitor the fees paid at the Fund level over time to determine whether breakpoints might be appropriate there as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 20.44%.

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

The Fund designates $7,201,415, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $2,250,654 or $0.0504 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $203,941 or $0.0046 per outstanding share.

34

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

39

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

40

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

41

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

42

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

43

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

44

Annual Report

December 31, 2019

NVIT Investor Destinations Managed

Growth Fund

AR-ID-MGR 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Investor Destinations Managed Growth Fund

For the annual period ended December 31, 2019, the NVIT Investor Destinations Managed Growth Fund (Class II) returned 15.25%* versus 19.04% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 381 funds as of December 31, 2018), was 19.27% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Consistent with the preservation of capital, the Fund seeks growth primarily and investment income secondarily. The Fund seeks to achieve its objective by investing 95% of its assets in a “core” sleeve consisting of the same underlying investments as the NVIT Investor Destinations Moderate Fund (which has a target allocation of 60% equity and 40% fixed income) and the remaining 5% in a “volatility overlay” sleeve. A volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500® Index (S&P 500), S&P MidCap 400® Index (S&P 400), Russell 2000® Index (Russell 2000) and MSCI EAFE® Index (MSCI EAFE). These investments are made in proportion to the Fund’s underlying allocations to each of these equity indexes. The volatility sleeve can increase the Fund’s equity exposure to 80% or decrease it to 0% as determined by the quantitative process that controls the overlay.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500 returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P 400, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000 returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

Within the core sleeve, all 13 of the Fund’s underlying investments held during the reporting period posted positive returns. The underlying NVIT S&P 500 Index Fund returned 31.33% and was the largest contributor to the Fund’s returns for the period. The underlying NVIT International Index Fund was the next-highest contributor to Fund performance, returning 21.89% during the period as global equities rallied. The Nationwide Contract and Nationwide Short Term Bond Fund had positive returns of 2.56% and 4.48%, respectively, but contributed the least to the Fund’s performance during the reporting period.

Through the overlay sleeve portion, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index futures contracts on the S&P 500, S&P 400, Russell 2000, and MSCI EAFE, as dictated by an algorithm that determines — based on numerous variables — whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with the prevailing market conditions.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2019.

3

Fund Commentary (cont.)	NVIT Investor Destinations Managed Growth Fund

Broad market volatility (S&P 500) ranged between approximately 8% and 30%. The year began with relatively high volatility, which quickly subsided in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the third quarter of 2019 saw an increased level of volatility, which caused the algorithm to detract from Fund performance, in line with other periods of rapid, “v-shaped” market movement. The fourth quarter’s lower volatility, which was accompanied by a sustained upturn in the market, provided an opportunity for the algorithm to contribute to performance. Overall, the overlay sleeve was a detractor from Fund performance during the reporting period.

During the reporting period, the Fund reduced its allocations to U.S. stocks in favor of international and emerging markets stocks. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*High double-digit returns are unusual and cannot be sustained.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, NFA, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Managed Growth Fund

Asset Allocation1

Equity Funds	58.7%
Fixed Income Funds	28.2%
Investment Contract	9.1%
Futures Contracts	0.5%
Other assets in excess of liabilities	3.5%
100.0%

Top Holdings2

NVIT S&P 500 Index Fund, Class Y	28.1%
NVIT Bond Index Fund, Class Y	19.6%
NVIT International Index Fund, Class Y	18.1%
Nationwide Contract	9.4%
Nationwide Core Plus Bond Fund, Class R6	6.9%
NVIT Mid Cap Index Fund, Class Y	6.4%
NVIT Emerging Markets Fund, Class Y	4.5%
NVIT Short Term Bond Fund, Class Y	2.9%
Nationwide Risk-Based U.S. Equity ETF	1.6%
NVIT Small Cap Index Fund, Class Y	1.5%
Nationwide Risk-Based International Equity ETF	1.0%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Investor Destinations Managed Growth Fund

Average Annual Total Return1

(For the periods ended December 31, 2019)

	1 Yr.	5 Yr.	Inception
Class I	15.52%	5.66%	5.26%	[2]
Class II	15.25%	5.40%	5.47%	[3]
Morningstar® Moderate Target Risk Index	19.04%	6.75%	6.92%	[3]

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.60%	0.57%
Class II	0.85%	0.82%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Managed Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Managed Growth Fund from inception through 12/31/19 versus performance of the Morningstar® Moderate Target Risk Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,053.20	1.60	0.31
	Hypothetical	(c)(d)	1,000.00	1,023.64	1.58	0.31
Class II Shares	Actual	(c)	1,000.00	1,051.70	2.90	0.56
	Hypothetical	(c)(d)	1,000.00	1,022.38	2.85	0.56

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Investor Destinations Managed Growth Fund

Investment Companies 84.5%

	Shares	Value

Equity Funds 56.3%
NVIT Emerging Markets Fund, Class Y (a)	3,816,472	$51,331,552
NVIT International Index Fund, Class Y (a)	20,216,218	206,811,905
NVIT Mid Cap Index Fund, Class Y (a)	3,395,839	73,384,090
NVIT S&P 500 Index Fund, Class Y (a)	16,251,813	319,673,163
NVIT Small Cap Index Fund, Class Y (a)	2,074,823	16,972,053

Total Equity Funds (cost $594,119,440)		668,172,763

Fixed Income Funds 28.2%
Nationwide Core Plus Bond Fund, Class R6 (a)	7,537,903	78,394,189
NVIT Bond Index Fund, Class Y (a)	20,954,322	223,792,159
NVIT Short Term Bond Fund, Class Y (a)	3,154,759	32,525,561

Total Fixed Income Funds (cost $331,745,358)		334,711,909

Total Investment Companies (cost $925,864,798)		1,002,884,672

Exchange Traded Funds 2.4%
Equity Funds 2.4%
Nationwide Risk-Based International Equity ETF (a)	434,899	11,229,614
Nationwide Risk-Based U.S. Equity ETF (a)	580,119	17,815,454

Total Exchange Traded Funds (cost $25,401,155)		29,045,068

Investment Contract 9.1%

	Principal Amount	Value

Nationwide Contract, 2.50%^¥ (a)(b)	$107,640,578	$107,640,578

Total Investment Contract (cost $107,640,578)		107,640,578

Total Investments (cost $1,058,906,531) — 96.0%		1,139,570,318

Other assets in excess of liabilities — 4.0%		48,010,601

NET ASSETS — 100.0%		$1,187,580,919

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
MSCI EAFE E-Mini Index	1,038	3/2020	USD	105,694,350	1,852,335
Russell 2000 E-Mini Index	221	3/2020	USD	18,460,130	355,604
S&P 500 E-Mini Index	651	3/2020	USD	105,172,305	2,675,955
S&P Midcap 400 E-Mini Index	166	3/2020	USD	34,275,680	735,827

					5,619,721

At December 31, 2019, the Fund had $11,693,550 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

Statement of Assets and Liabilities

December 31, 2019

NVIT Investor Destinations Managed Growth Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,058,906,531)	$1,139,570,318
Cash	36,034,793
Deposits with broker for futures contracts	11,693,550
Interest receivable	46,412
Receivable for investments sold	217,368
Receivable for variation margin on futures contracts	822,555
Reimbursement from investment adviser (Note 3)	28,845
Prepaid expenses	1,741

Total Assets	1,188,415,582

Liabilities:
Payable for capital shares redeemed	228,809
Accrued expenses and other payables:
Investment advisory fees	149,577
Fund administration fees	35,430
Distribution fees	248,658
Administrative servicing fees	145,598
Accounting and transfer agent fees	145
Trustee fees	100
Custodian fees	7,008
Compliance program costs (Note 3)	1,184
Professional fees	13,057
Printing fees	4,997
Other	100

Total Liabilities	834,663

Net Assets	$1,187,580,919

Represented by:
Capital	$1,104,806,791
Total distributable earnings (loss)	82,774,128

Net Assets	$1,187,580,919

Net Assets:
Class I Shares	$3,080,642
Class II Shares	1,184,500,277

Total	$1,187,580,919

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	268,064
Class II Shares	103,111,066

Total	103,379,130

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.49
Class II Shares	$11.49

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT Investor Destinations Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$25,812,252
Interest income from affiliated issuers	2,642,994
Interest income from unaffiliated issuers	981,523
Dividend income from unaffiliated issuers	6,074
Income from securities lending (Note 2)	65

Total Income	29,442,908

EXPENSES:
Investment advisory fees	1,684,223
Fund administration fees	295,507
Distribution fees Class II Shares	2,800,565
Administrative servicing fees Class I Shares	3,875
Administrative servicing fees Class II Shares	1,680,347
Professional fees	61,370
Printing fees	14,900
Trustee fees	40,194
Custodian fees	39,149
Accounting and transfer agent fees	789
Compliance program costs (Note 3)	4,815
Other	23,500

Total expenses before earnings credit and expenses reimbursed	6,649,234

Earnings credit (Note 5)	(256)
Expenses reimbursed by adviser (Note 3)	(352,811)

Net Expenses	6,296,167

NET INVESTMENT INCOME	23,146,741

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	29,352,941
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	2,976,535
Transactions in investment securities of unaffiliated issuers	(4,462)
Expiration or closing of futures contracts (Note 2)	(13,869,896)

Net realized gains	18,455,118

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	122,059,793
Futures contracts (Note 2)	(5,264,778)

Net change in unrealized appreciation/depreciation	116,795,015

Net realized/unrealized gains	135,250,133

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$158,396,874

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$23,146,741	$19,509,837
Net realized gains	18,455,118	16,549,175
Net change in unrealized appreciation/depreciation	116,795,015	(103,168,505)

Change in net assets resulting from operations	158,396,874	(67,109,493)

Distributions to Shareholders From:
Distributable earnings:
Class I	(128,195)	(188,582)
Class II	(51,366,569)	(84,595,013)

Change in net assets from shareholder distributions	(51,494,764)	(84,783,595)

Change in net assets from capital transactions	32,595,040	109,149,075

Change in net assets	139,497,150	(42,744,013)

Net Assets:
Beginning of year	1,048,083,769	1,090,827,782

End of year	$1,187,580,919	$1,048,083,769

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$636,856	$322,358
Dividends reinvested	128,195	188,582
Cost of shares redeemed	(240,280)	(103,271)

Total Class I Shares	524,771	407,669

Class II Shares
Proceeds from shares issued	25,416,369	64,147,616
Dividends reinvested	51,366,569	84,595,013
Cost of shares redeemed	(44,712,669)	(40,001,223)

Total Class II Shares	32,070,269	108,741,406

Change in net assets from capital transactions	$32,595,040	$109,149,075

SHARE TRANSACTIONS:
Class I Shares
Issued	56,149	27,717
Reinvested	11,389	17,063
Redeemed	(21,204)	(8,892)

Total Class I Shares	46,334	35,888

Class II Shares
Issued	2,283,871	5,511,269
Reinvested	4,574,076	7,653,847
Redeemed	(4,007,907)	(3,485,482)

Total Class II Shares	2,850,040	9,679,634

Total change in shares	2,896,374	9,715,522

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$10.43	0.27	1.33	1.60	(0.27)	(0.27)	(0.54)	$11.49	15.52%		$3,080,642	0.31%	2.39%	0.34%	14.79%	(h)
Year Ended December 31, 2018	$12.02	0.24	(0.90)	(0.66)	(0.23)	(0.70)	(0.93)	$10.43	(5.82%	)	$2,313,357	0.31%	2.11%	0.34%	12.01%
Year Ended December 31, 2017	$10.55	0.23	1.58	1.81	(0.22)	(0.12)	(0.34)	$12.02	17.23%		$2,233,996	0.31%	2.00%	0.34%	9.52%
Year Ended December 31, 2016	$10.03	0.29	0.44	0.73	(0.21)	–	(0.21)	$10.55	7.23%		$1,538,713	0.31%	2.81%	0.34%	8.34%
Year Ended December 31, 2015	$10.62	0.30	(0.69)	(0.39)	(0.20)	–	(0.20)	$10.03	(3.71%	)	$965,618	0.31%	2.82%	0.35%	16.13%

Class II Shares
Year Ended December 31, 2019	$10.43	0.23	1.34	1.57	(0.24)	(0.27)	(0.51)	$11.49	15.25%		$1,184,500,277	0.56%	2.06%	0.59%	14.79%	(h)
Year Ended December 31, 2018	$12.02	0.21	(0.90)	(0.69)	(0.20)	(0.70)	(0.90)	$10.43	(6.05%	)	$1,045,770,412	0.56%	1.78%	0.59%	12.01%
Year Ended December 31, 2017	$10.55	0.19	1.59	1.78	(0.19)	(0.12)	(0.31)	$12.02	16.96%		$1,088,593,786	0.56%	1.64%	0.59%	9.52%
Year Ended December 31, 2016	$10.03	0.18	0.52	0.70	(0.18)	–	(0.18)	$10.55	6.95%		$886,774,641	0.56%	1.77%	0.59%	8.34%
Year Ended December 31, 2015	$10.62	0.18	(0.60)	(0.42)	(0.17)	–	(0.17)	$10.03	(3.95%	)	$708,087,251	0.56%	1.71%	0.60%	16.13%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

14

Notes to Financial Statements (Continued)

December 31, 2019

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

15

Notes to Financial Statements (Continued)

December 31, 2019

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract is reinvested in the Nationwide Contract. Therefore, the par value represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through December 31, 2019, the rate was 2.50%. Effective January 1, 2020, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$29,045,068	$—	$—	$29,045,068
Futures Contracts	5,619,721	—	—	5,619,721
Investment Companies	1,002,884,672	—	—	1,002,884,672
Investment Contract	—	—	107,640,578	107,640,578
Total	$1,037,549,461	$—	$107,640,578	$1,145,190,039

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2018	$106,236,208	$106,236,208
Purchases*	14,903,656	14,903,656
Sales	(13,499,286)	(13,499,286)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$107,640,578	$107,640,578

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50% (2.50%	)
		Daily Transactions	$1.00 ($1.00)
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract

16

Notes to Financial Statements (Continued)

December 31, 2019

to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Valuation Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may

17

Notes to Financial Statements (Continued)

December 31, 2019

differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

18

Notes to Financial Statements (Continued)

December 31, 2019

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/(depreciation) in the value of futures contracts.”

19

Notes to Financial Statements (Continued)

December 31, 2019

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Receivable for variation margin on futures contracts	$5,619,721
Total		$5,619,721
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(13,869,896)
Total	$(13,869,896)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(5,264,778)
Total	$(5,264,778)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$168,731,263
Average Notional Balance Short	$36,779,055

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the

20

Notes to Financial Statements (Continued)

December 31, 2019

Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

21

Notes to Financial Statements (Continued)

December 31, 2019

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.15%, and after expense reimbursements due to the expense limitation agreement described below was 0.12%. During the year ended December 31, 2019, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $47,980.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.16% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

22

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$303,453	$343,808	$352,811	$1,000,072

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $295,507 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $4,815.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such

23

Notes to Financial Statements (Continued)

December 31, 2019

services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,684,222.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

During the year ended December 31, 2019, shares of the Nationwide Ziegler Equity Income Fund held by the Fund were redeemed in-kind for securities and cash in the amount of $32,110,074 and $382,632, respectively. The Fund subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	—	29,041,310	907,660	(32,668,841	)(a)	(2,296,789)	5,016,660	—	283,174	—
NVIT Emerging Markets Fund, Class Y	3,816,472	32,785,719	12,961,584	(1,893,041)		(140,092)	7,617,382	51,331,552	1,232,699	—
NVIT International Index Fund, Class Y	20,216,218	174,590,790	23,560,470	(23,433,460)		(856,747)	32,950,852	206,811,905	6,952,923	381,741
NVIT Mid Cap Index Fund, Class Y	3,395,839	57,088,915	20,595,775	(8,654,714)		(265,520)	4,619,634	73,384,090	1,022,279	10,943,520
NVIT S&P 500 Index Fund, Class Y	16,251,813	226,204,199	68,929,753	(34,381,789)		7,842,844	51,078,156	319,673,163	6,324,381	12,205,823
NVIT Small Cap Index Fund, Class Y	2,074,823	12,627,230	8,450,429	(1,791,526)		(66,825)	(2,247,255)	16,972,053	196,938	5,796,875
Nationwide Core Plus Bond Fund, Class R6	7,537,903	73,711,789	9,325,625	(9,158,425)		(316,753)	4,831,953	78,394,189	2,351,799	24,982
NVIT Bond Index Fund, Class Y	20,954,322	212,548,626	28,063,995	(28,502,637)		(923,458)	12,605,633	223,792,159	5,979,607	—
NVIT Short Term Bond Fund, Class Y	3,154,759	31,775,383	4,243,562	(4,015,041)		(77,220)	598,877	32,525,561	844,859	—
Nationwide Risk-Based International Equity ETF	434,899	9,525,058	386,928	(24)		(1)	1,317,653	11,229,614	297,011	—
Nationwide Risk-Based U.S. Equity ETF	580,119	14,573,185	249,667	(754,742)		77,096	3,670,248	17,815,454	326,582	—
Nationwide Contract^¥ (b)	$107,640,578	106,236,208	14,903,656	(13,499,286)		—	—	107,640,578	2,642,994	—
Total		980,708,412	192,579,104	(158,753,526)		2,976,535	122,059,793	1,139,570,318	28,455,246	29,352,941

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)	Proceeds from sales includes securities received in-kind.

24

Notes to Financial Statements (Continued)

December 31, 2019

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or an exchange traded fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

25

Notes to Financial Statements (Continued)

December 31, 2019

6.  Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Purchases*^	Sales#
$192,579,104	$158,753,526
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds of $32,110,074.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds of $32,105,609.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

26

Notes to Financial Statements (Continued)

December 31, 2019

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$29,890,422	$21,604,342	$51,494,764	$—	$51,494,764

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$41,734,993	$43,048,602	$84,783,595	$—	$84,783,595

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,391,263	$20,855,248	$22,246,511	$—	$60,527,617	$82,774,128

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,067,215,666	$87,841,904	$(9,867,531)	$77,974,373

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Managed Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Managed Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, Nationwide Contract issuer and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”), must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory

Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional

29

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved. In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable). and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees considered that the total expense ratio (including 12b-1/non-12b-1 fees) of each Fund was lower than its peer group median, except for NVIT Investor Destinations Moderately Aggressive Fund whose total expense ratio was approximately at its peer group median. The Trustees noted that all but three of the Funds paid actual management fees at rates at or below their peer group median, and that the remaining three Funds paid actual management fees at rates within an acceptable range above their peer group median. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of

30

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Moderate Fund, and NVIT Investor Destinations Moderately Aggressive Fund achieved investment performance at or above the median of the funds in its peer group for the three-year period ended June 30, 2019, or, in the case of the NVIT Investor Capital Appreciation Fund, below the peer group median but within the third quintile of its peer group. With respect to the remaining Funds (other than NVIT Investor Destinations Managed Growth & Income Fund), which ranked less favorably against the funds in their peer groups, the Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, including that each of the Funds has allocated a smaller portion of its assets to equity securities than many of its peers, and that each of the Funds has tended to have a fixed-income duration shorter than that of many of its peers, both of which contributed to the Funds’ relative underperformance. The Trustees considered statements by the Adviser as to steps it is taking to bring the Funds’ asset allocations more closely in line with peer allocations. As to the NVIT Investor Destinations Managed Growth & Income Fund, which ranked less favorably than its peer group median and in the fourth quintile, the Trustees considered the Adviser’s statement that the Fund’s volatility overlay may be expected to have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance, and steps the Adviser was taking to improve relative performance, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the Funds’ advisory fee rate schedules are not subject to contractual breakpoints. The Trustees noted that the advisory fee rate schedules for many of the underlying funds in which the Funds invest are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds, and the Adviser’s view that those breakpoints provide investors benefits arising from the growth of those underlying funds. The Trustees determined to continue to monitor the fees paid at the Fund level over time to determine whether breakpoints might be appropriate there as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 25.54%.

31

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

The Fund designates $21,604,342, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $6,188,670 or $0.0599 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $568,962 or $0.0055 per outstanding share.

32

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

34

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

37

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

38

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

39

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

40

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

41

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

42

Annual Report

December 31, 2019

BlackRock NVIT Managed Global Allocation Fund

AR-BR-MGA 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	BlackRock NVIT Managed Global Allocation Fund

For the annual period ended December 31, 2019, the BlackRock NVIT Managed Global Allocation Fund (Class II) returned 14.95%* versus 27.74% for its benchmark, the FTSE World Index. For broader comparison, the return for the Fund’s Morningstar® peer category, World Allocation (consisting of 86 funds as of December 31, 2019) was 18.10% for the same period.

The Fund consists of two parts: 95% of the Fund’s assets are invested in shares in the BlackRock Global Allocation V.I. Fund (“Core Sleeve”), and the remaining 5% of the Fund’s assets are invested in a “volatility overlay” sleeve that controls the Fund’s overall equity exposure (“Volatility Overlay”).

The investment objective of the Core Sleeve is to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

Through the Volatility Overlay, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500® Index (S&P 500), S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions. The Volatility Overlay can increase the Core Sleeve’s equity exposure to 80% or decrease it to 0% as determined by the quantitative process that controls the overlay.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2019. Broad market volatility (S&P 500) ranged between approximately 8% and 30%. The year began with relatively high volatility, which quickly subsided in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the third quarter of 2019 saw an increased level of volatility, which caused the algorithm to detract from Fund performance, in line with other periods of rapid, “v-shaped” market movement. The fourth quarter’s lower volatility, which was accompanied by a sustained upturn in the market, provided an opportunity for the algorithm to contribute to performance. Overall, the overlay sleeve was a detractor from Fund performance during the reporting period.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*High double-digit returns are unusual and cannot be sustained.

The Fund, through its Core Sleeve, is subject to the risks of its underlying fund and, through its Volatility Overlay, the risks of investing in short-term fixed-income securities or holding cash. These risks include: stock market risk (stock markets are volatile); default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); and cash position risk (the Fund may miss investment opportunities). The Fund or its underlying fund may invest in derivatives, including commodities (which create investment leverage and are highly volatile); foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets); high-yield bonds (which are more volatile); inflation-protected bonds (which typically have lower yields than conventional bonds); precious metal-related securities (which are highly volatile and subject to erratic price movements); and real estate investment trusts (REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

3

Fund Commentary (cont.)	BlackRock NVIT Managed Global Allocation Fund

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	BlackRock NVIT Managed Global Allocation Fund

Asset Allocation1

Alternative Assets	95.8%
Money Market Fund	3.6%
Futures Contracts	0.3%
Other assets in excess of liabilities	0.3%
100.0%

Top Holdings2

BlackRock Global Allocation VI Fund, Class I	96.4%
JPMorgan U.S. Government Money Market Fund - Institutional Shares	3.6%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	BlackRock NVIT Managed Global Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	3 Yr.	Inception[2]
Class II	14.95%	7.61%	4.32%
FTSE World Index	27.74%	13.08%	9.65%
Blended Index	18.74%	9.46%	7.26%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 7, 2015.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	2.03%	1.19%

^

Current effective prospectus dated April 30, 2019. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	BlackRock NVIT Managed Global Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the BlackRock NVIT Managed Global Allocation Fund from inception through 12/31/19 versus performance of the FTSE World Index and the Blended Index* for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

*

The Fund’s Blended Index comprises 36% S&P 500® Index; 24% FTSE World ex US Index; 24% ICE BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

7

Shareholder Expense Example	BlackRock NVIT Managed Global Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

BlackRock NVIT Managed Global Allocation Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,052.90	2.38	0.46
	Hypothetical	(c)(d)	1,000.00	1,022.89	2.35	0.46

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

BlackRock NVIT Managed Global Allocation Fund

Investment Company 95.8%

	Shares	Value

Alternative Assets 95.8%
BlackRock Global Allocation VI Fund, Class I*	17,570,902	$300,813,840

Total Investment Company (cost $283,103,397)		300,813,840

Short-Term Investment 3.6%
Money Market Fund 3.6%
JPMorgan U.S. Government Money Market Fund — Institutional Shares, 1.46% (a)	11,305,534	11,305,534

Total Short-Term Investment (cost $11,305,534)		11,305,534

Total Investments (cost $294,408,931) — 99.4%		312,119,374

Other assets in excess of liabilities — 0.6%		1,823,196

NET ASSETS — 100.0%		$313,942,570

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2019.

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
MSCI EAFE E-Mini Index	152	3/2020	USD	15,477,400	248,343
Russell 2000 E-Mini Index	2	3/2020	USD	167,060	1,422
S&P 500 E-Mini Index	180	3/2020	USD	29,079,900	671,869
S&P Midcap 400 E-Mini Index	1	3/2020	USD	206,480	4,592

					926,226

At December 31, 2019, the Fund had $2,014,320 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

BlackRock NVIT Managed Global Allocation Fund
Assets:
Investment securities, at value (cost $294,408,931)	$312,119,374
Deposits with broker for futures contracts	2,014,320
Interest and dividends receivable	13,087
Receivable for capital shares issued	148,293
Prepaid expenses	417

Total Assets	314,295,491

Liabilities:
Payable for investments purchased	140,756
Payable for capital shares redeemed	129
Payable for variation margin on futures contracts	73,557
Cash overdraft (Note 2)	146
Accrued expenses and other payables:
Investment advisory fees	39,336
Fund administration fees	16,294
Administrative servicing fees	66,616
Accounting and transfer agent fees	45
Trustee fees	100
Custodian fees	100
Compliance program costs (Note 3)	309
Professional fees	10,060
Printing fees	5,088
Other	385

Total Liabilities	352,921

Net Assets	$313,942,570

Represented by:
Capital	$288,614,675
Total distributable earnings (loss)	25,327,895

Net Assets	$313,942,570

Net Assets:
Class II Shares	$313,942,570

Total	$313,942,570

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	29,000,770

Total	29,000,770

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.83

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

BlackRock NVIT Managed Global Allocation Fund
INVESTMENT INCOME:
Dividend income	$3,900,636
Interest income	24,099

Total Income	3,924,735

EXPENSES:
Investment advisory fees	2,064,950
Fund administration fees	102,004
Distribution fees Class II Shares	697,616
Administrative servicing fees Class II Shares	697,616
Professional fees	28,897
Printing fees	13,859
Trustee fees	10,077
Custodian fees	9,058
Accounting and transfer agent fees	232
Compliance program costs (Note 3)	1,205
Other	4,285

Total expenses before fees waived	3,629,799

Distribution fees waived - Class II (Note 3)	(697,616)
Investment advisory fees waived (Note 3)	(1,646,379)

Net Expenses	1,285,804

NET INVESTMENT INCOME	2,638,931

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from unaffiliated Underlying Funds	9,575,980
Net realized gains (losses) from:
Transactions in investment securities	29,381
Expiration or closing of futures contracts (Note 2)	(3,904,054)

Net realized gains	5,701,307

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	30,292,537
Futures contracts (Note 2)	(14,956)

Net change in unrealized appreciation/depreciation	30,277,581

Net realized/unrealized gains	35,978,888

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$38,617,819

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	BlackRock NVIT Managed Global Allocation Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$2,638,931	$1,441,904
Net realized gains	5,701,307	7,032,223
Net change in unrealized appreciation/depreciation	30,277,581	(29,932,563)

Change in net assets resulting from operations	38,617,819	(21,458,436)

Distributions to Shareholders From:
Distributable earnings:
Class II	(8,496,139)	(11,040,006)

Change in net assets from shareholder distributions	(8,496,139)	(11,040,006)

Change in net assets from capital transactions	37,542,018	61,081,449

Change in net assets	67,663,698	28,583,007

Net Assets:
Beginning of year	246,278,872	217,695,865

End of year	$313,942,570	$246,278,872

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$35,652,773	$58,292,381
Dividends reinvested	8,496,139	11,040,006
Cost of shares redeemed	(6,606,894)	(8,250,938)

Total Class II Shares	37,542,018	61,081,449

Change in net assets from capital transactions	$37,542,018	$61,081,449

SHARE TRANSACTIONS:
Class II Shares
Issued	3,457,207	5,442,565
Reinvested	833,772	1,062,561
Redeemed	(641,209)	(749,988)

Total Class II Shares	3,649,770	5,755,138

Total change in shares	3,649,770	5,755,138

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

BlackRock NVIT Managed Global Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)(g)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2019	$9.71	0.10	1.34	1.44	(0.06)	(0.26)	(0.32)	$10.83	14.95%		$313,942,570	0.46%	0.95%		1.30%	2.42%
Year Ended December 31, 2018	$11.11	0.07	(0.97)	(0.90)	(0.10)	(0.40)	(0.50)	$9.71	(8.47%	)	$246,278,872	0.50%	0.61%		1.34%	3.50%
Year Ended December 31, 2017	$9.49	0.10	1.65	1.75	(0.13)	–	(0.13)	$11.11	18.43%		$217,695,865	0.51%	0.91%		1.35%	4.48%
Year Ended December 31, 2016	$9.42	0.11	0.17	0.28	(0.09)	(0.12)	(0.21)	$9.49	2.98%		$139,314,319	0.49%	1.22%		1.41%	7.66%
Period Ended December 31, 2015 (h)	$10.00	0.13	(0.71)	(0.58)	–	–	–	$9.42	(5.80%	)	$54,503,899	0.49%	1.41%	(i)	1.77%	0.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Expense ratios include expenses reimbursed to the Advisor.
(g)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015. Total return is calculated based on inception date of July 7, 2015 through December 31, 2015.
(i)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the BlackRock NVIT Managed Global Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (including exchange traded funds) (together, the “Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

14

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report which can be found at www.blackrock.com.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $146 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their

15

Notes to Financial Statements (Continued)

December 31, 2019

settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts “ and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Payable for variation margin on futures contracts	$926,226
Total		$926,226
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(3,904,054)
Total	$(3,904,054)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(14,956)
Total	$(14,956)

16

Notes to Financial Statements (Continued)

December 31, 2019

The following table provides a summary of the Fund’s average volume of derivative instruments held during year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$38,688,588
Average Notional Balance Short	$8,184,818

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

17

Notes to Financial Statements (Continued)

December 31, 2019

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.74%

The Trust and NFA have entered into a written contract waiving 0.59% of investment advisory fees of the Fund until the earlier of April 30, 2020 or the Fund ceases to operate as a “fund-of-funds”. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $1,646,379, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.74%, and after contractual fee waivers was 0.15%. During the year ended December 31, 2019, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $42,000.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses (excluding any interest, taxes,

18

Notes to Financial Statements (Continued)

December 31, 2019

brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.19% for Class II shares until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $102,004 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,205.

19

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.25% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $697,616 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $697,616.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration

20

Notes to Financial Statements (Continued)

December 31, 2019

of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $46,019,802 and sales of $6,441,326 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be found at www.blackrock.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,535,134	$6,961,005	$8,496,139	$—	$8,496,139

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

21

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,511,572	$5,528,434	$11,040,006	$—	$11,040,006

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$9,481,470	$—	$9,481,470	$(1,078,854)	$16,925,279	$25,327,895

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$296,120,321	$16,925,279	$—	$16,925,279

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $1,078,854 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of BlackRock NVIT Managed Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of BlackRock NVIT Managed Global Allocation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2019 and for the period July 8, 2015 (commencement of operations) through December 31, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the four years in the period ended December 31, 2019 and for the period July 8, 2015 (commencement of operations) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

23

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

24

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

25

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

26

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 93.82%.

The Fund designates $6,961,005, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

27

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

28

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

32

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

33

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

34

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

35

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

36

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2019

BlackRock NVIT Equity Dividend Fund

AR-BR-EQD 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	BlackRock NVIT Equity Dividend Fund

For the annual period ended December 31, 2019, the BlackRock NVIT Equity Dividend Fund (Class I) returned 27.31%* versus 26.54% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Value (consisting of 250 funds as of December 31, 2019), was 25.67% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. stocks gained 31.5% for the full-year period and outpaced many of their global counterparts in 2019. Performance strength was present across sectors. Information Technology was a clear leader, while Communication Services, Financials and Industrials also delivered robust results. On a rolling three-year basis, U.S. stocks have now advanced in 30 out of the last 36 months. Interestingly, the last time there was a similar degree of persistent performance (i.e., consecutive rolling 3-year periods with greater than 30 positive months) was just over two decades ago, in 1998.

The largest contributor to relative Fund performance during the reporting period was stock selection and allocation decisions in Financials. Notably, stock selection and an underweight to the Diversified Financial Services industry proved beneficial. Within the sector, we prefer U.S. banks and the insurance industry. We believe U.S. banks are safer and sounder investments today than before the financial crisis. They have stronger balance sheets (i.e., higher capital levels) and revamped company cost structures, and disciplined loan underwriting has contributed to benign credit trends. Bank valuations are compelling relative to other cyclical sectors (i.e., Industrials), and potential tailwinds from deregulation and investor-friendly capital return policies also bode well for investors, in our view. Regarding insurers and insurance brokers, we like these companies for their attractive valuations and relatively stable business models. Over the reporting period, insurers and brokers have benefited from strong pricing power. Pricing power is reflective of low

U.S. interest rates, two straight years of larger-than-expected catastrophe losses, and large institutions’ (i.e., AIG) taking capacity out of the market. Stock selection and an overweight to the banks and insurance industries boosted relative return in the sector during the reporting period. In Energy, strong stock selection in the Oil & Gas Exploration & Production sub-industry fueled relative return in the sector. Within the sector, our preference has been to avoid richly valued U.S. integrated oil & gas firms (such as Exxon Mobil Corp. and Chevron Corp.), which proved beneficial in 2019. Stock selection decisions in the Health Care sector also provided a lift to relative return during the reporting period. Outperformance was sourced primarily from selection decisions in the Pharmaceuticals and Health Care Providers & Services industries. Within Pharmaceuticals, we prefer companies with a proven ability to generate high research & development productivity versus those that focus on one or two key drugs and rely upon raising their prices to drive growth. Other notable contributors to Fund performance during the reporting period included stock selection in the Consumer Discretionary and Industrials sectors.

At the stock level, top contributors to relative Fund performance during the reporting period included overweight positions in Microsoft Corporation, Citigroup Inc., and Anadarko Petroleum Corporation. Microsoft, a global technology firm, develops and licenses both software and hardware products & services. Shares of the company outperformed during the year on the heels of strong bookings growth and an ongoing product refresh across their business. Investors bid up the stock as these favorable readouts could translate to revenue growth acceleration in 2020 and beyond. Citigroup, an American multinational investment bank and financial services firm, showed strong execution in 2019 as evidenced by a continued ability to improve operationally. Anadarko Petroleum, an oil & gas exploration & production firm, outperformed after the company was acquired by Occidental Petroleum at a significant premium.

The largest detractor from relative Fund performance for the reporting period was the

3

Fund Commentary (cont.)	BlackRock NVIT Equity Dividend Fund

portfolio’s cash position, which averaged 7.75% for the period. The higher cash allocation was deliberate and intended to manage the portfolio’s market risk, or beta, relative to the Russell 1000® Value Index. During the trailing 12-month period, the portfolio sourced ample investment opportunities from cyclical sectors such as Energy, Financials and Technology. Companies in these sectors can potentially exhibit earnings that are more economically sensitive, and the higher level of cash helped to counterbalance this exposure. The next-largest detractor from relative Fund performance for the period was stock selection in the Communication Services sector. Notably, selection decisions in diversified Telecommunication Services weighed on the Fund’s relative return. Within the industry, underperformance was mainly due to our decision to hold overweight exposure to Verizon Communications Inc. and underweight exposure to AT&T Inc. Shares of Verizon appreciated during the year but were not able to keep pace with the broader equity market, given the company’s defensive posture. AT&T, which benefited from rumors of activist participation, has been a consistent underweight in the Fund’s portfolio due to what we see as unnecessary diversification with regard to the company’s business units. In Utilities, selection decisions in the Electric Utilities industry hurt relative Fund performance. Within the sector, underperformance was driven by an overweight to PG&E Corporation, a California regulated utility. The firm was negatively affected by the Camp Fire in northern California in November 2018, and the negative effects lingered in the months that followed. The stock traded sharply lower as investors priced in fears of potential liabilities related to wildfire damages. Other modest detractors from Fund performance for the reporting period included stock selection in Materials and an underweight to Real Estate.

At the stock level, top detractors from relative Fund performance for the period included overweight positions in BP Plc, Cognizant Technology Solutions Corporation, and PG&E Corporation. BP, a multinational oil and gas company, underperformed largely due to factors unrelated to our investment thesis. Relative weakness was due to the broad investment community’s disappointment with regard to the level of dividend growth displayed by the firm. In information Technology, Cognizant Technology’s underperformance was the result of significant share loss and guidance suppression. PG&E Corporation, as discussed above, was negatively affected by a natural disaster in late 2018. The stock traded sharply lower in the months that followed as investors priced in fears of potential liabilities related to wildfire damages. Under California state law, regulated utilities such as PG&E can be held liable for fire damages even if they abided by all applicable regulations in maintaining their electrical towers, distribution lines, etc. We have since exited the Fund’s position in the stock.

Derivatives were not used in the portfolio during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Tony DeSpirito; Franco Tapia and David Zhao

*High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in more-aggressive investments such as convertible securities (which change in value as the market value of the underlying stock fluctuates), derivatives (which create investment leverage and are highly volatile) and real estate investment trusts (REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Fund may employ a contrarian investing style (investing in a manner that differs from current market trends), which may cause the Fund to miss opportunities for gains and result in losses. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	BlackRock NVIT Equity Dividend Fund

Asset Allocation1

Common Stocks	90.8%
Master Limited Partnership	1.3%
Repurchase Agreements	0.1%
Other assets in excess of liabilities§	7.8%
100.0%

Top Industries2

Banks	15.0%
Oil, Gas & Consumable Fuels	9.3%
Insurance	7.3%
Pharmaceuticals	6.7%
Health Care Providers & Services	6.6%
Health Care Equipment & Supplies	5.7%
Diversified Telecommunication Services	4.4%
Capital Markets	4.0%
Media	3.2%
Aerospace & Defense	3.1%
Other Industries#	34.7%
100.0%

Top Holdings2

JPMorgan Chase & Co.	4.4%
Verizon Communications, Inc.	4.3%
Wells Fargo & Co.	3.7%
Citigroup, Inc.	3.7%
Bank of America Corp.	3.2%
Medtronic plc	2.6%
Koninklijke Philips NV	2.3%
Anthem, Inc.	2.3%
American International Group, Inc.	2.1%
BP plc	2.1%
Other Holdings#	69.3%
100.0%

§	Please refer to the Statement of Assets and Liabilities for additional details.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	BlackRock NVIT Equity Dividend Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	27.31%	9.00%	11.81%
Class II	27.01%	8.74%	11.53%
Class IV	27.29%	9.00%	11.80%
Russell 1000® Value Index	26.54%	8.29%	11.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.89%	0.80%
Class II	1.14%	1.05%
Class IV	0.89%	0.80%

^

Current effective prospectus dated April 30, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	BlackRock NVIT Equity Dividend Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the BlackRock NVIT Equity Dividend Fund versus performance of the Russell 1000® Value Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	BlackRock NVIT Equity Dividend Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

BlackRock NVIT Equity Dividend Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,103.80	4.24	0.80
	Hypothetical	(b)(c)	1,000.00	1,021.17	4.08	0.80
Class II Shares	Actual	(b)	1,000.00	1,102.40	5.56	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.91	5.35	1.05
Class IV Shares	Actual	(b)	1,000.00	1,103.80	4.24	0.80
	Hypothetical	(b)(c)	1,000.00	1,021.17	4.08	0.80

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

BlackRock NVIT Equity Dividend Fund

Common Stocks 90.8%

	Shares	Value

Aerospace & Defense 2.8%
BAE Systems plc	802,010	$6,009,135
Lockheed Martin Corp.	6,595	2,567,961
Northrop Grumman Corp.	5,566	1,914,537
Raytheon Co.	4,770	1,048,160

		11,539,793

Air Freight & Logistics 0.9%
FedEx Corp.	23,670	3,579,141

Automobiles 1.2%
General Motors Co.	135,000	4,941,000

Banks 13.8%
Bank of America Corp.	338,083	11,907,283
Citigroup, Inc.	173,865	13,890,075
JPMorgan Chase & Co.	117,987	16,447,388
Wells Fargo & Co.	259,520	13,962,176

		56,206,922

Beverages 1.3%
Constellation Brands, Inc., Class A	18,470	3,504,682
PepsiCo, Inc.	13,480	1,842,312

		5,346,994

Capital Markets 3.7%
Charles Schwab Corp. (The)	68,320	3,249,299
Morgan Stanley	125,322	6,406,461
Raymond James Financial, Inc.	30,340	2,714,216
State Street Corp.	32,971	2,608,006

		14,977,982

Chemicals 1.1%
Corteva, Inc. (a)	71,697	2,119,364
DuPont de Nemours, Inc.	34,096	2,188,963

		4,308,327

Communications Equipment 1.8%
Cisco Systems, Inc.	78,570	3,768,217
Motorola Solutions, Inc.	22,559	3,635,157

		7,403,374

Construction Materials 0.3%
CRH plc	32,271	1,302,818

Diversified Financial Services 1.9%
AXA Equitable Holdings, Inc.	140,888	3,491,205
Berkshire Hathaway, Inc., Class B*	17,810	4,033,965

		7,525,170

Diversified Telecommunication Services 4.0%
BCE, Inc.	8,464	392,306
Verizon Communications, Inc. (a)	260,707	16,007,410

		16,399,716

Electric Utilities 2.1%
FirstEnergy Corp.	125,359	6,092,448
NextEra Energy, Inc. (a)	10,146	2,456,955

		8,549,403

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services 0.9%
Baker Hughes Co.	146,390	$3,751,976

Food Products 2.4%
Conagra Brands, Inc.	69,541	2,381,084
Kellogg Co.	37,940	2,623,930
Nestle SA (Registered)	44,482	4,819,026

		9,824,040

Health Care Equipment & Supplies 5.2%
Alcon, Inc.*	49,856	2,824,328
Koninklijke Philips NV	174,553	8,533,751
Medtronic plc	87,390	9,914,396

		21,272,475

Health Care Providers & Services 6.1%
Anthem, Inc.	28,240	8,529,327
CVS Health Corp. (a)	76,028	5,648,120
Humana, Inc.	16,488	6,043,182
McKesson Corp.	8,191	1,132,979
Quest Diagnostics, Inc.	12,720	1,358,369
UnitedHealth Group, Inc.	6,850	2,013,763

		24,725,740

Household Durables 2.2%
Newell Brands, Inc. (a)	156,239	3,002,914
Sony Corp.	84,600	5,758,450

		8,761,364

Household Products 0.4%
Henkel AG & Co. KGaA (Preference)	17,260	1,784,901

Industrial Conglomerates 2.2%
General Electric Co.	366,457	4,089,660
Siemens AG (Registered)	35,980	4,703,303

		8,792,963

Insurance 6.8%
American International Group, Inc.	154,814	7,946,602
Arthur J Gallagher & Co.	44,170	4,206,309
MetLife, Inc.	135,663	6,914,743
Travelers Cos., Inc. (The)	26,763	3,665,193
Willis Towers Watson plc	24,170	4,880,890

		27,613,737

IT Services 1.6%
Cognizant Technology Solutions Corp., Class A	107,810	6,686,376

Machinery 0.9%
Fortive Corp.	13,720	1,048,071
Pentair plc	55,910	2,564,591

		3,612,662

Media 2.9%
Comcast Corp., Class A	172,391	7,752,423
Fox Corp., Class A	112,830	4,182,608

		11,935,031

9

Statement of Investments (Continued)

December 31, 2019

BlackRock NVIT Equity Dividend Fund (Continued)

Common Stocks (continued)

	Shares	Value

Multiline Retail 1.2%
Dollar General Corp.	32,239	$5,028,639

Multi-Utilities 0.3%
Public Service Enterprise Group, Inc.	19,633	1,159,329

Oil, Gas & Consumable Fuels 7.2%
BP plc	1,239,340	7,779,769
ConocoPhillips	40,320	2,622,009
Equinor ASA	72,880	1,457,491
Marathon Oil Corp.	189,360	2,571,509
Marathon Petroleum Corp.	104,260	6,281,665
TOTAL SA, ADR-FR	41,456	2,292,517
Williams Cos., Inc. (The)	258,736	6,137,218

		29,142,178

Personal Products 1.2%
Unilever NV, NYRS-UK	82,863	4,761,308

Pharmaceuticals 6.2%
AstraZeneca plc	60,298	6,032,732
Bayer AG (Registered)	57,575	4,706,180
Bristol-Myers Squibb Co.	54,760	3,515,044
Johnson & Johnson	14,330	2,090,317
Pfizer, Inc.	113,131	4,432,473
Sanofi	42,340	4,252,510

		25,029,256

Road & Rail 0.4%
Union Pacific Corp.	9,885	1,787,109

Semiconductors & Semiconductor Equipment 0.5%
NXP Semiconductors NV	14,680	1,868,177

Software 2.4%
Constellation Software, Inc.	1,570	1,524,794
Microsoft Corp.	40,907	6,451,034
Oracle Corp.	31,631	1,675,810

		9,651,638

Specialty Retail 0.9%
Lowe’s Cos., Inc.	31,240	3,741,302

Technology Hardware, Storage & Peripherals 1.7%
Samsung Electronics Co. Ltd., GDR-KR Reg. S	5,905	7,087,468

Tobacco 1.6%
Altria Group, Inc.	131,526	6,564,463

Trading Companies & Distributors 0.7%
Ferguson plc	30,290	2,752,046

Total Common Stocks (cost $302,680,253)		369,414,818

Master Limited Partnership 1.3%
Oil, Gas & Consumable Fuels 1.3%
Enterprise Products Partners LP	191,600	5,395,456

Total Master Limited Partnership (cost $5,365,408)		5,395,456

Repurchase Agreements 0.1%

	Principal Amount	Value

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $51,507, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $52,533. (b)(c)	$51,503	$51,503
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $400,459, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $408,000. (b)(c)	400,000	400,000
Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $101,613, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $102,000. (b)(c)(d)	100,000	100,000

Total Repurchase Agreements (cost $551,503)		551,503

Total Investments (cost $308,597,164) — 92.2%		375,361,777

Other assets in excess of liabilities — 7.8%		31,721,037

NET ASSETS — 100.0%		$407,082,814

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $10,632,685, which was collateralized by cash used to purchase repurchase agreements with a total value of $551,503 and by $10,299,419 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from 1/31/2020 – 2/15/2049, a total value of $10,850,922.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $551,503.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

10

Statement of Investments (Continued)

December 31, 2019

BlackRock NVIT Equity Dividend Fund (Continued)

ADR	American Depositary Receipt

FR	France

GDR	Global Depositary Receipt

KR	South Korea

NYRS	New York Registry Shares

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2019

BlackRock NVIT Equity Dividend Fund
Assets:
Investment securities, at value* (cost $308,045,661)	$374,810,274
Repurchase agreement, at value (cost $551,503)	551,503
Cash	32,197,470
Foreign currencies, at value (cost $30,247)	30,267
Interest and dividends receivable	356,669
Security lending income receivable	3,654
Receivable for capital shares issued	39,452
Reclaims receivable	67,279
Reimbursement from investment adviser (Note 3)	20,662
Prepaid expenses	533

Total Assets	408,077,763

Liabilities:
Payable for capital shares redeemed	42,366
Payable upon return of securities loaned (Note 2)	551,503
Accrued expenses and other payables:
Investment advisory fees	219,255
Fund administration fees	28,686
Distribution fees	69,817
Administrative servicing fees	53,344
Accounting and transfer agent fees	130
Trustee fees	100
Custodian fees	730
Compliance program costs (Note 3)	402
Professional fees	18,798
Printing fees	8,162
Other	1,656

Total Liabilities	994,949

Net Assets	$407,082,814

Represented by:
Capital	$324,772,803
Total distributable earnings (loss)	82,310,011

Net Assets	$407,082,814

Net Assets:
Class I Shares	$54,306,027
Class II Shares	333,793,003
Class IV Shares	18,983,784

Total	$407,082,814

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,728,327
Class II Shares	16,911,496
Class IV Shares	953,310

Total	20,593,133

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$19.90
Class II Shares	$19.74
Class IV Shares	$19.91

*	Includes value of securities on loan of $10,632,685 (Note 2).

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2019

BlackRock NVIT Equity Dividend Fund
INVESTMENT INCOME:
Dividend income	$9,338,226
Interest income	582,667
Income from securities lending (Note 2)	52,855
Foreign tax withholding	(105,748)

Total Income	9,868,000

EXPENSES:
Investment advisory fees	2,307,290
Fund administration fees	160,798
Distribution fees Class II Shares	716,556
Administrative servicing fees Class I Shares	75,890
Administrative servicing fees Class II Shares	429,935
Administrative servicing fees Class IV Shares	27,248
Professional fees	42,737
Printing fees	22,911
Trustee fees	12,685
Custodian fees	10,948
Accounting and transfer agent fees	7,912
Compliance program costs (Note 3)	1,498
Other	5,464

Total expenses before expenses reimbursed	3,821,872

Expenses reimbursed by adviser (Note 3)	(255,700)

Net Expenses	3,566,172

NET INVESTMENT INCOME	6,301,828

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	16,652,394
Foreign currency transactions (Note 2)	(3,620)

Net realized gains	16,648,774

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	61,102,371
Translation of assets and liabilities denominated in foreign currencies	635

Net change in unrealized appreciation/depreciation	61,103,006

Net realized/unrealized gains	77,751,780

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$84,053,608

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	BlackRock NVIT Equity Dividend Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$6,301,828	$5,031,870
Net realized gains	16,648,774	14,062,942
Net change in unrealized appreciation/depreciation	61,103,006	(42,171,729)

Change in net assets resulting from operations	84,053,608	(23,076,917)

Distributions to Shareholders From:
Distributable earnings:
Class I	(2,910,028)	(5,810,614)
Class II	(16,770,462)	(27,459,345)
Class IV	(1,018,230)	(2,176,868)

Change in net assets from shareholder distributions	(20,698,720)	(35,446,827)

Change in net assets from capital transactions	51,194,535	71,773,667

Change in net assets	114,549,423	13,249,923

Net Assets:
Beginning of year	292,533,391	279,283,468

End of year	$407,082,814	$292,533,391

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,288,374	$7,873,914
Dividends reinvested	2,910,028	5,810,614
Cost of shares redeemed	(8,872,350)	(7,606,850)

Total Class I Shares	(673,948)	6,077,678

Class II Shares
Proceeds from shares issued	49,470,728	50,401,429
Dividends reinvested	16,770,462	27,459,345
Cost of shares redeemed	(13,450,102)	(12,650,927)

Total Class II Shares	52,791,088	65,209,847

Class IV Shares
Proceeds from shares issued	738,934	453,106
Dividends reinvested	1,018,230	2,176,868
Cost of shares redeemed	(2,679,769)	(2,143,832)

Total Class IV Shares	(922,605)	486,142

Change in net assets from capital transactions	$51,194,535	$71,773,667

SHARE TRANSACTIONS:
Class I Shares
Issued	288,014	408,165
Reinvested	155,044	308,618
Redeemed	(476,823)	(389,533)

Total Class I Shares	(33,765)	327,250

Class II Shares
Issued	2,727,556	2,618,180
Reinvested	902,643	1,469,500
Redeemed	(720,241)	(638,823)

Total Class II Shares	2,909,958	3,448,857

14

Statements of Changes in Net Assets (Continued)

	BlackRock NVIT Equity Dividend Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018

SHARE TRANSACTIONS: (continued)
Class IV Shares
Issued	39,574	23,237
Reinvested	54,240	115,521
Redeemed	(141,882)	(109,925)

Total Class IV Shares	(48,068)	28,833

Total change in shares	2,828,125	3,804,940

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

BlackRock NVIT Equity Dividend Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$16.56	0.37	4.07	4.44	(0.34)	(0.76)	(1.10)	$19.90	27.31%		$54,306,027	0.80%	1.98%	0.87%	43.80%
Year Ended December 31, 2018	$20.10	0.37	(1.58)	(1.21)	(0.34)	(1.99)	(2.33)	$16.56	(7.26%	)	$45,751,909	0.80%	1.87%	0.89%	35.80%
Year Ended December 31, 2017	$17.57	0.31	2.82	3.13	(0.60)	–	(0.60)	$20.10	18.00%		$48,947,247	0.80%	1.65%	0.93%	102.72%
Year Ended December 31, 2016	$15.31	0.33	2.36	2.69	(0.43)	–	(0.43)	$17.57	17.89%		$45,980,349	0.93%	2.11%	0.93%	17.26%
Year Ended December 31, 2015	$16.62	0.22	(1.27)	(1.05)	(0.26)	–	(0.26)	$15.31	(6.30%	)	$45,696,363	0.92%	1.36%	0.92%	16.59%

Class II Shares
Year Ended December 31, 2019	$16.44	0.32	4.04	4.36	(0.30)	(0.76)	(1.06)	$19.74	27.01%		$333,793,003	1.05%	1.72%	1.12%	43.80%
Year Ended December 31, 2018	$19.97	0.31	(1.55)	(1.24)	(0.30)	(1.99)	(2.29)	$16.44	(7.46%	)	$230,187,343	1.05%	1.62%	1.14%	35.80%
Year Ended December 31, 2017	$17.47	0.26	2.80	3.06	(0.56)	–	(0.56)	$19.97	17.69%		$210,778,550	1.05%	1.40%	1.18%	102.72%
Year Ended December 31, 2016	$15.19	0.29	2.34	2.63	(0.35)	–	(0.35)	$17.47	17.57%		$164,952,425	1.18%	1.86%	1.18%	17.26%
Year Ended December 31, 2015	$16.53	0.18	(1.26)	(1.08)	(0.26)	–	(0.26)	$15.19	(6.51%	)	$162,893,521	1.17%	1.11%	1.17%	16.59%

Class IV Shares
Year Ended December 31, 2019	$16.57	0.37	4.07	4.44	(0.34)	(0.76)	(1.10)	$19.91	27.29%		$18,983,784	0.80%	1.99%	0.87%	43.80%
Year Ended December 31, 2018	$20.11	0.37	(1.58)	(1.21)	(0.34)	(1.99)	(2.33)	$16.57	(7.25%	)	$16,594,139	0.80%	1.88%	0.89%	35.80%
Year Ended December 31, 2017	$17.58	0.31	2.82	3.13	(0.60)	–	(0.60)	$20.11	17.99%		$19,557,671	0.80%	1.65%	0.93%	102.72%
Year Ended December 31, 2016	$15.32	0.33	2.37	2.70	(0.44)	–	(0.44)	$17.58	17.89%		$18,085,205	0.93%	2.11%	0.93%	17.26%
Year Ended December 31, 2015	$16.63	0.22	(1.27)	(1.05)	(0.26)	–	(0.26)	$15.32	(6.29%	)	$17,265,399	0.92%	1.36%	0.92%	16.59%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the BlackRock NVIT Equity Dividend Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

17

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into

18

Notes to Financial Statements (Continued)

December 31, 2019

account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$5,530,658	$6,009,135	$—	$11,539,793
Air Freight & Logistics	3,579,141	—	—	3,579,141
Automobiles	4,941,000	—	—	4,941,000
Banks	56,206,922	—	—	56,206,922
Beverages	5,346,994	—	—	5,346,994
Capital Markets	14,977,982	—	—	14,977,982
Chemicals	4,308,327	—	—	4,308,327
Communications Equipment	7,403,374	—	—	7,403,374
Construction Materials	—	1,302,818	—	1,302,818
Diversified Financial Services	7,525,170	—	—	7,525,170
Diversified Telecommunication Services	16,399,716	—	—	16,399,716
Electric Utilities	8,549,403	—	—	8,549,403
Energy Equipment & Services	3,751,976	—	—	3,751,976
Food Products	5,005,014	4,819,026	—	9,824,040
Health Care Equipment & Supplies	9,914,396	11,358,079	—	21,272,475
Health Care Providers & Services	24,725,740	—	—	24,725,740
Household Durables	3,002,914	5,758,450	—	8,761,364
Household Products	—	1,784,901	—	1,784,901
Industrial Conglomerates	4,089,660	4,703,303	—	8,792,963
Insurance	27,613,737	—	—	27,613,737
IT Services	6,686,376	—	—	6,686,376
Machinery	3,612,662	—	—	3,612,662

19

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Media	$11,935,031	$—	$—	$11,935,031
Multiline Retail	5,028,639	—	—	5,028,639
Multi-Utilities	1,159,329	—	—	1,159,329
Oil, Gas & Consumable Fuels	19,904,918	9,237,260	—	29,142,178
Personal Products	4,761,308	—	—	4,761,308
Pharmaceuticals	10,037,834	14,991,422	—	25,029,256
Road & Rail	1,787,109	—	—	1,787,109
Semiconductors & Semiconductor Equipment	1,868,177	—	—	1,868,177
Software	9,651,638	—	—	9,651,638
Specialty Retail	3,741,302	—	—	3,741,302
Technology Hardware, Storage & Peripherals	—	7,087,468	—	7,087,468
Tobacco	6,564,463	—	—	6,564,463
Trading Companies & Distributors	—	2,752,046	—	2,752,046
Total Common Stocks	$299,610,910	$69,803,908	$—	$369,414,818
Master Limited Partnership	$5,395,456	$—	$—	$5,395,456
Repurchase Agreements	—	551,503	—	551,503
Total	$305,006,366	$70,355,411	$—	$375,361,777

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

20

Notes to Financial Statements (Continued)

December 31, 2019

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $551,503, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For

21

Notes to Financial Statements (Continued)

December 31, 2019

repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $101,490,000.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

At December 31, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$51,503	$—	$51,503	$(51,503)	$—
BofA Securities, Inc.	400,000	—	400,000	(400,000)	—
Deutsche Bank Securities, Inc.	100,000	—	100,000	(100,000)	—
Total	$551,503	$—	$551,503	$(551,503)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

22

Notes to Financial Statements (Continued)

December 31, 2019

(e)	Security Transactions and Investment Income
Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in partnerships. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only

23

Notes to Financial Statements (Continued)

December 31, 2019

securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$(107)	$107

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

24

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $100 million	0.70%
$100 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.65%, and after expense reimbursements due to the expense limitation agreement described below was 0.58%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.65% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount(a)	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$311,849	$259,779	$255,700	$827,328
(a)	For the period from January 10, 2017 through December 31, 2017.

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

25

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $160,798 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,498.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15%, 0.15%, 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $533,073.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the

26

Notes to Financial Statements (Continued)

December 31, 2019

last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $170,305,460 and sales of $143,377,719 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

27

Notes to Financial Statements (Continued)

December 31, 2019

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,604,034	$12,094,686	$20,698,720	$—	$20,698,720

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,209,485	$30,237,342	$35,446,827	$—	$35,446,827

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

28

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,559,202	$14,000,601	$17,559,803	$—	$64,750,208	$82,310,011

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$310,611,727	$69,586,449	$(4,836,399)	$64,750,050

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of BlackRock NVIT Equity Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of BlackRock NVIT Equity Dividend Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

30

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

31

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

32

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 63.64%.

The Fund designates $12,094,686, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

39

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

40

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

41

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

42

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

43

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

44

Annual Report

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund

AR-TRT 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	DoubleLine NVIT Total Return Tactical Fund

For the annual period ended December 31, 2019, the DoubleLine NVIT Total Return Tactical Fund (Class I) returned 6.87% versus 8.72% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Intermediate Core-Plus Bond (consisting of 71 funds as of December 31, 2019), was 9.25% for the same period.

The Fund underperformed the return of the Bloomberg Barclays U.S. Aggregate Bond Index in 2019. Over this period, the Federal Reserve lowered its key policy rate three times as U.S. economic growth decelerated and became an increasing concern to investors. Concern continues to lie specifically within the manufacturing sector of the economy. Notably, the ISM Manufacturing Purchasing Managers’ Index (PMI) (a composite index based on monthly surveys that serves as a leading indicator of U.S. economic activity) fell below 50, indicating a contractionary level. However, the seasonally adjusted unemployment rate ended the year at 3.5%, a 50-year low. The U.S. Treasury curve experienced a bull steepening as two-year yield fell 92 basis points while the yield on the 30-year tenor fell 63 basis points. This decrease in rates over the year contributed to the relative underperformance of the Fund, which maintained a shorter duration than that of the benchmark throughout the reporting period.

While several leading economic indicators are signaling a fair probability of a near-term recession, we are skeptical this will occur in the short term. Although rates rallied throughout 2019, we believe yields are still biased upward over the long term. Therefore, we expect to continue managing the Fund with a shorter duration than that of the benchmark.

The best-performing asset classes in the Fund during 2019 were High Yield corporates, Emerging Market corporates, and Investment Grade corporates. These asset classes benefited primarily through strong credit spread tightening as well as the move in rates. Both Agency and non-Agency Mortgage-backed Securities (MBS)

in the Fund underperformed the benchmark as the callability of these securities created a tough environment to outperform, given the significant rate rally throughout the year. Mortgage rates throughout the year fell 81 basis points to finish the year at 3.74%, a three-year low.

Refinancing activity motivated by the incentive implied in such a decrease in the cost to borrow contributed to the underperformance of MBS. The Fund’s asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) largely underperformed the Fund’s benchmark due to their shorter duration. Bank Loans underperformed the Fund’s benchmark primarily as a result of the 90-basis-point fall in the 3-month LIBOR (London Interbank Offered Rate) due to the Fed’s having lowered its key policy rate three times. The Fund’s collateralized loan obligations (CLOs) underperformed for similar reasons, as Bank Loans in addition to CLO spreads widened within the third quarter of 2019 over concern about decelerating economic growth. However, CLO spreads finished the calendar year tighter.

Derivatives were not used by the Fund over the year.

Subadviser:

DoubleLine Capital LP

Portfolio Managers:

Philip A. Barach, Jeffrey E. Gundlach and Jeffrey J. Sherman, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims paying ability of the issuing company. The Fund may invest in corporate loans (which have speculative characteristics and are high risk). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited

3

Fund Commentary (cont.)	DoubleLine NVIT Total Return Tactical Fund

availability of information, all of which are magnified in emerging markets). The Fund is nondiversified and may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile).

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	DoubleLine NVIT Total Return Tactical Fund

Asset Allocation1

Collateralized Mortgage Obligations	26.9%
Mortgage-Backed Securities	17.0%
Corporate Bonds	16.7%
U.S. Treasury Obligations	13.1%
Asset-Backed Securities	10.1%
Commercial Mortgage-Backed Securities	5.1%
Short-Term Investments	4.5%
Investment Company	1.9%
Foreign Government Securities	0.3%
Other assets in excess of liabilities	4.4%
100.0%

Top Industries2

Banks	2.9%
Oil, Gas & Consumable Fuels	2.2%
Electric Utilities	1.0%
Health Care Providers & Services	0.9%
Wireless Telecommunication Services	0.8%
Metals & Mining	0.7%
Consumer Finance	0.7%
Food Products	0.7%
Media	0.6%
Chemicals	0.4%
Other Industries	89.1%
100.0%

Top Holdings2

FHLMC, 3.50%, 8/1/2047	3.7%
U.S. Treasury Bonds, 2.88%, 5/15/2049	3.5%
FHLMC, 3.00%, 1/15/2044	2.9%
U.S. Treasury Bills, 2.07%, 1/2/2020	2.8%
U.S. Treasury Notes, 2.25%, 11/15/2025	2.3%
FHLMC, 3.50%, 4/15/2038	2.3%
FNMA, 2.41%, 10/1/2029	2.3%
U.S. Treasury Notes, 1.63%, 5/15/2026	2.1%
FNMA UMBS, 3.00%, 12/1/2046	2.0%
DoubleLine Floating Rate Fund, Class I,	2.0%
Other Holdings	74.1%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	DoubleLine NVIT Total Return Tactical Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	Inception[2]
Class I	6.87%	3.21%
Class II	6.59%	3.07%
Class Y	7.04%	3.41%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.87%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of October 16, 2017.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.01%	0.86%
Class II	1.26%	1.01%
Class Y	0.76%	0.61%

^

Current effective prospectus dated April 30, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	DoubleLine NVIT Total Return Tactical Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the DoubleLine NVIT Total Return Tactical Fund from inception through 12/31/19 versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	DoubleLine NVIT Total Return Tactical Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019, through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

DoubleLine NVIT Total Return Tactical Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,015.40	4.22	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83
Class II Shares	Actual	(b)	1,000.00	1,014.70	4.98	0.98
	Hypothetical	(b)(c)	1,000.00	1,020.27	4.99	0.98
Class Y Shares	Actual	(b)	1,000.00	1,017.00	2.95	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund

Asset-Backed Securities 10.1%

	Principal Amount	Value

Automobiles 0.2%
Flagship Credit Auto Trust, Series 2017-4, Class C, 2.92%, 11/15/2023 (a)	$500,000	$504,192

Home Equity 5.2%
Countrywide Asset-Backed Certificates, Series 2007-BC3, Class 2A3, 1.97%, 11/25/2047 (b)	796,419	753,926
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB4, Class AV3, 1.94%, 5/25/2036 (b)	3,187,641	2,611,058
JP Morgan Mortgage Acquisition Trust
Series 2006-RM1, Class A5, 2.03%, 8/25/2036 (b)	2,019,856	1,164,781
Series 2007-CH3, Class M2, 2.11%, 3/25/2037 (b)	1,500,000	1,285,223
Mastr Asset-Backed Securities Trust, Series 2007-HE1, Class A3, 2.00%, 5/25/2037 (b)	2,608,783	2,511,842
New Century Home Equity Loan Trust, Series 2006-1, Class A2C, 2.07%, 5/25/2036 (b)	1,500,000	1,293,170

		9,620,000

Other 4.4%
AIMCO CLO, Series 2015-AA, Class AR, 2.85%, 1/15/2028 (a)(b)	500,000	499,467
Birch Grove CLO Ltd., Series 19A, Class A, 3.78%, 6/15/2031 (a)(b)	500,000	499,744
CFIP CLO Ltd., Series 2017-1A, Class B, 3.65%, 1/18/2030 (a)(b)	500,000	497,042
CLNC Ltd., Series 2019-FL1, Class A, 2.98%, 8/20/2035 (a)(b)	196,000	196,000
ENA Norte Trust, Reg. S, 4.95%, 4/25/2023	118,213	122,056
FREED ABS Trust, Series 2019-1, Class A, 3.42%, 6/18/2026 (a)	129,376	129,905
GPMT Ltd., Series 2019-FL2, Class A, 3.04%, 2/22/2036 (a)(b)	183,000	183,002
KREF Ltd., Series 2018-FL1, Class A, 2.84%, 6/15/2036 (a)(b)	184,000	184,287
LCM XV LP, Series 15A, Class DR, 5.67%, 7/20/2030 (a)(b)	250,000	241,667
Legacy Mortgage Asset Trust, Series 2018-GS2, Class A1, 4.00%, 4/25/2058 (a)(c)	803,843	811,283
LoanCore Issuer Ltd.
Series 2018-CRE1, Class AS, 3.24%, 5/15/2028 (a)(b)	236,000	236,000
Series 2019-CRE2, Class AS, 3.24%, 5/15/2036 (a)(b)	188,000	188,000

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Marathon CLO V Ltd., Series 2013-5A, Class A1R, 2.76%, 11/21/2027 (a)(b)	$500,000	$497,367
MP CLO IV Ltd., Series 2013-2A, Class ARR, 3.22%, 7/25/2029 (a)(b)	500,000	497,763
Rockford Tower CLO Ltd., Series 2017-3A, Class A, 3.16%, 10/20/2030 (a)(b)	500,000	498,687
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/2023 (a)	228,385	228,530
Sofi Consumer Loan Program LLC, Series 2017-6, Class A2, 2.82%, 11/25/2026 (a)	183,427	184,026
Sprite Ltd., Series 2017-1, Class A, 4.25%, 12/15/2037 (a)	342,238	349,741
Sunrun Atlas Issuer LLC, Series 2019-2, Class A, 3.61%, 2/1/2055 (a)	500,000	496,574
Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.32%, 11/25/2048 (a)	495,000	506,474
TRTX Issuer Ltd., Series 2019-FL3, Class AS, 3.19%, 9/15/2034 (a)(b)	196,000	195,878
Venture XX CLO Ltd., Series 2015-20A, Class AR, 2.82%, 4/15/2027 (a)(b)	434,445	433,548
Zais CLO 5 Ltd., Series 2016-2A, Class A1, 3.53%, 10/15/2028 (a)(b)	500,000	498,177

		8,175,218

Student Loan 0.3%
Sofi Professional Loan Program Trust, Series 2018-B, Class BFX, 3.83%, 8/25/2047 (a)	500,000	509,632

Total Asset-Backed Securities (cost $18,778,867)		18,809,042

Collateralized Mortgage Obligations 26.9%
Alternative Loan Trust
Series 2005-64CB, Class 1A12, 2.59%, 12/25/2035 (b)	1,928,938	1,744,498
Series 2006-13T1, Class A1, 6.00%, 5/25/2036	2,519,388	1,905,904
Series 2006-OA7, Class 1A2, 3.18%, 6/25/2046 (b)	2,612,991	2,416,156
Bear Stearns ALT-A Trust, Series 2006-1, Class 11A1, 2.27%, 2/25/2036 (b)	2,263,534	2,300,124
Chase Mortgage Finance Trust, Series 2007-S5, Class 1A10, 6.00%, 7/25/2037	2,186,792	1,715,400

9

Statement of Investments (Continued)

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

CHL Mortgage Pass-Through Trust, Series 2006-20, Class 1A36, 5.75%, 2/25/2037	$1,727,737	$1,338,569
CIM Trust, Series 2017-8, Class A1, 3.00%, 12/25/2065 (a)(b)	1,001,478	1,001,181
FHLMC REMICS
Series 4749, Class LV, 3.50%, 4/15/2038	4,000,000	4,151,578
Series 4729, Class AG, 3.00%, 1/15/2044	5,000,000	5,122,226
Series 4748, Class KW, 3.50%, 9/15/2044	3,000,000	3,170,243
Series 4750, Class PA, 3.00%, 7/15/2046	3,118,001	3,161,666
Series 4752, Class PL, 3.00%, 9/15/2046	3,127,868	3,203,077
FNMA REMICS
Series 2013-20, Class MA, 2.50%, 3/25/2033	3,347,378	3,406,202
Series 2014-11, Class KZ, 2.50%, 10/25/2041	2,197,973	2,127,596
Series 2018-33, Class A, 3.00%, 5/25/2048	2,990,435	3,034,079
Series 2019-64, Class D, 2.50%, 11/25/2049	2,084,750	2,060,370
GCAT Trust, Series 2019-NQM3, Class M1, 3.45%, 11/25/2059 (a)(b)	700,000	694,968
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class A11, 1.97%, 7/25/2047 (b)	1,125,071	950,787
JP Morgan Mortgage Trust, Series 2006-S1, Class 2A9, 6.50%, 4/25/2036	663,574	725,543
NRPL Trust, Series 2018-2A, Class A1, 4.25%, 7/25/2067 (a)(c)	1,705,577	1,709,140
Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MV, 3.00%, 2/25/2059	2,089,487	2,125,424
Toorak Mortgage Corp. Ltd., Series 2018-1, Class A1, 4.34%, 8/25/2021 (a)(c)	2,000,000	2,020,294

Total Collateralized Mortgage Obligations (cost $49,783,762)		50,085,025

Commercial Mortgage-Backed Securities 5.1%
Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class A, 2.64%, 9/15/2035 (a)(b)	152,986	152,991
BANK
Series 2017-BNK6, Class XA, IO, 0.86%, 7/15/2060 (b)	4,612,157	222,249
Series 2018-BN10, Class XA, IO, 0.74%, 2/15/2061 (b)	2,880,613	144,324
Series 2019-BN19, Class AS, 3.45%, 8/15/2061	191,000	197,019
BBCMS Trust, Series 2018-BXH, Class A, 2.74%, 10/15/2037 (a)(b)	51,744	51,485

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

BB-UBS Trust
Series 2012-SHOW, Class XB, IO, 0.14%, 11/5/2036 (a)(b)	$4,823,000	$42,168
Series 2012-SHOW, Class XA, IO, 0.60%, 11/5/2036 (a)(b)	8,760,000	246,823
BX Trust
Series 2018-GW, Class A, 2.54%, 5/15/2035 (a)(b)	177,000	176,452
Series 2018-EXCL, Class A, 2.83%, 9/15/2037 (a)(b)	56,258	56,134
Series 2019-OC11, Class E, 4.08%, 12/9/2041 (a)	221,000	213,706
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.96%, 11/13/2050 (b)	5,885,473	308,441
CHT Mortgage Trust, Series 2017-CSMO, Class F, 5.48%, 11/15/2036 (a)(b)	161,000	161,194
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class XA, IO, 1.15%, 3/10/2047 (b)	3,746,096	151,917
Series 2014-GC21, Class XA, IO, 1.18%, 5/10/2047 (b)	3,354,144	145,310
Series 2016-GC36, Class D, 2.85%, 2/10/2049 (a)	194,000	167,431
COMM Mortgage Trust
Series 2017-PANW, Class E, 3.81%, 10/10/2029 (a)(b)	254,000	246,945
Series 2017-PANW, Class D, 3.93%, 10/10/2029 (a)(b)	152,000	155,199
Series 2014-CR20, Class XA, IO, 1.03%, 11/10/2047 (b)	6,224,091	259,012
Series 2015-CR23, Class C, 4.25%, 5/10/2048 (b)	407,000	426,647
CSAIL Commercial Mortgage Trust
Series 2016-C6, Class XA, IO, 1.90%, 1/15/2049 (b)	757,253	64,607
Series 2017-CX10, Class XA, IO, 0.72%, 11/15/2050 (b)	7,081,079	315,997
Series 2017-CX10, Class C, 4.11%, 11/15/2050 (b)	405,000	422,386
CSMC Trust
Series 2017-CALI, Class E, 3.78%, 11/10/2032 (a)(b)	250,000	243,594
Series 2017-CALI, Class F, 3.78%, 11/10/2032 (a)(b)	250,000	237,648
CSWF, Series 2018-TOP, Class A, 2.74%, 8/15/2035 (a)(b)	180,000	179,774
DBGS Mortgage Trust, Series 2018-BIOD, Class A, 2.54%, 5/15/2035 (a)(b)	165,209	164,691
GPMT Ltd., Series 2018-FL1, Class A, 2.66%, 11/21/2035 (a)(b)	70,460	70,290
Great Wolf Trust
Series 2019-WOLF, Class E, 4.45%, 12/15/2029 (a)(b)	100,000	99,840
Series 2019-WOLF, Class F, 4.85%, 12/15/2029 (a)(b)	100,000	99,840

10

Statement of Investments (Continued)

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

GS Mortgage Securities Corp. Trust
Series 2018-TWR, Class A, 2.64%, 7/15/2031 (a)(b)	$100,000	$99,652
Series 2018-TWR, Class D, 3.34%, 7/15/2031 (a)(b)	100,000	99,621
Series 2018-LUAU, Class A, 2.74%, 11/15/2032 (a)(b)	184,000	183,489
Series 2019-SOHO, Class E, 3.61%, 6/15/2036 (a)(b)	125,000	124,735
GS Mortgage Securities Trust
Series 2016-GS4, Class XA, IO, 0.57%, 11/10/2049 (b)	7,752,000	209,751
Series 2017-GS8, Class XA, IO, 0.98%, 11/10/2050 (b)	5,317,895	317,540
HPLY Trust, Series 2019-HIT, Class F, 4.89%, 11/15/2036 (a)(b)	107,118	106,984
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class A, 2.74%, 6/15/2032 (a)(b)	160,844	160,742
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class XA, IO, 1.42%, 5/15/2050 (b)	3,127,156	211,387
Morgan Stanley Capital I Trust
Series 2019-L3, Class XA, IO, 0.65%, 11/15/2029 (b)	3,045,598	162,153
Series 2017-ASHF, Class D, 3.94%, 11/15/2034 (a)(b)	111,000	110,929
Series 2017-ASHF, Class E, 4.89%, 11/15/2034 (a)(b)	167,000	166,894
Series 2017-ASHF, Class F, 6.09%, 11/15/2034 (a)(b)	127,000	127,078
MRCD MARK Mortgage Trust, Series 2019-PARK, Class G, 2.72%, 12/15/2036 (a)	303,000	275,839
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class XA, IO, 1.98%, 10/10/2048 (b)	3,292,404	287,925
UBS Commercial Mortgage Trust, Series 2017-C5, Class C, 4.32%, 11/15/2050 (b)	349,000	362,641
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class C, 4.69%, 10/15/2045 (b)	405,000	422,922
Series 2015-C28, Class XA, IO, 0.63%, 5/15/2048 (b)	9,269,342	255,384
Series 2017-C41, Class B, 4.19%, 11/15/2050 (b)	251,000	266,519

Total Commercial Mortgage-Backed Securities (cost $9,299,923)		9,376,299

Corporate Bonds 16.7%
Aerospace & Defense 0.1%
Bombardier, Inc., 6.00%, 10/15/2022 (a)	45,000	44,987

Corporate Bonds (continued)

	Principal Amount	Value

Aerospace & Defense (continued)
TransDigm, Inc.,
6.25%, 3/15/2026 (a)	$70,000	$75,783
6.38%, 6/15/2026	30,000	31,818
5.50%, 11/15/2027 (a)	45,000	45,505

		198,093

Air Freight & Logistics 0.0%†
FedEx Corp., 4.75%, 11/15/2045	45,000	47,391

Airlines 0.2%
Delta Air Lines, Inc., 3.63%, 3/15/2022	115,000	117,775
Latam Finance Ltd., 7.00%, 3/1/2026 (a)	200,000	216,502

		334,277

Auto Components 0.1%
Icahn Enterprises LP,
6.25%, 5/15/2026	70,000	74,550
5.25%, 5/15/2027 (a)	40,000	40,905
Panther BF Aggregator 2 LP, 6.25%, 5/15/2026 (a)	55,000	59,263

		174,718

Banks 2.8%
Banco Bilbao Vizcaya Argentaria Colombia SA, Reg. S, 4.88%, 4/21/2025	150,000	160,314
Banco Bradesco SA, Reg. S, 5.75%, 3/1/2022	200,000	210,702
Banco BTG Pactual SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.26%), 7.75%, 2/15/2029 (a)(d)	200,000	211,752
Banco de Reservas de la Republica Dominicana, Reg. S, 7.00%, 2/1/2023	150,000	157,689
Banco do Brasil SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.40%), 6.25%, 4/15/2024 (d)(e)	200,000	202,952
Banco Macro SA, Reg. S, (USD Swap Semi 5 Year + 5.46%), 6.75%, 11/4/2026 (d)	300,000	243,000
Banco Mercantil del Norte SA,
Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.35%), 7.63%, 1/10/2028 (d)(e)	200,000	213,752
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%, 6/27/2029 (a)(d)(e)	200,000	213,502
Bancolombia SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 4.88%, 10/18/2027 (d)	200,000	204,300

11

Statement of Investments (Continued)

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Banistmo SA, 3.65%, 9/19/2022 (a)	$300,000	$303,003
Bank of America Corp., (ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (d)	140,000	140,288
Bank of Nova Scotia (The), 3.40%, 2/11/2024	85,000	89,067
BBVA Bancomer SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (d)	200,000	201,752
CIMB Bank Bhd., Reg. S, (ICE LIBOR USD 3 Month + 0.78%), 2.79%, 10/9/2024 (d)	200,000	200,376
Citigroup, Inc., (ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028(d)	165,000	175,913
Commonwealth Bank of Australia, 3.90%, 7/12/2047 (a)	125,000	136,625
DBS Group Holdings Ltd., Reg. S, (USD Swap Semi 5 Year + 2.39%), 3.60%, 9/07/2021 (d)(e)	300,000	301,875
Gilex Holding Sarl, Reg. S, 8.50%, 5/2/2023	150,000	161,064
Malayan Banking Bhd., Reg. S, (ICE LIBOR USD 3 Month + 0.80%), 2.70%, 8/16/2024 (d)	200,000	200,728
Mitsubishi UFJ Financial Group, Inc., (ICE LIBOR USD 3 Month + 0.74%), 2.65%, 3/2/2023 (d)	105,000	105,266
Oversea-Chinese Banking Corp. Ltd., Reg. S, 4.25%, 6/19/2024	200,000	212,619
Royal Bank of Canada, 2.55%, 7/16/2024	240,000	243,693
Santander Holdings USA, Inc., 3.40%, 1/18/2023	100,000	102,535
Scotiabank Peru SAA, Reg. S, (ICE LIBOR USD 3 Month + 3.86%), 4.50%, 12/13/2027 (d)	50,000	51,625
Sumitomo Mitsui Financial Group, Inc., (ICE LIBOR USD 3 Month + 0.74%), 2.74%, 1/17/2023 (d)	115,000	115,534
United Overseas Bank Ltd., Reg. S, (USD Swap Semi 5 Year + 1.79%), 3.88%, 10/19/2023 (d)(e)	200,000	203,461
Wells Fargo & Co.,
3.07%, 1/24/2023	80,000	81,651
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (d)	85,000	90,361
Westpac Banking Corp., 3.30%, 2/26/2024	175,000	182,508

		5,117,907

Beverages 0.1%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	70,000	90,952

Corporate Bonds (continued)

	Principal Amount	Value

Beverages (continued)
Cott Holdings, Inc., 5.50%, 4/1/2025 (a)	$110,000	$114,950

		205,902

Biotechnology 0.1%
AbbVie, Inc.,
3.20%, 11/6/2022	90,000	92,351
4.05%, 11/21/2039 (a)	65,000	68,319

		160,670

Building Products 0.0%†
Builders FirstSource, Inc., 5.63%, 9/1/2024 (a)	61,000	63,440

Capital Markets 0.4%
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 1.17%), 3.08%, 5/15/2026 (d)	184,000	185,913
Macquarie Group Ltd.,
(ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (a)(d)	85,000	86,870
(ICE LIBOR USD 3 Month + 1.33%), 4.15%, 3/27/2024 (a)(d)	80,000	84,078
Morgan Stanley, (ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (d)	190,000	198,531
Nuveen Finance LLC, 4.13%, 11/1/2024 (a)	160,000	173,879

		729,271

Chemicals 0.4%
DuPont de Nemours, Inc., 5.42%, 11/15/2048	75,000	92,541
Gates Global LLC, 6.25%, 1/15/2026 (a)	40,000	40,688
Sociedad Quimica y Minera de Chile SA, Reg. S, 4.38%, 1/28/2025	200,000	209,800
Syngenta Finance NV, Reg. S, 5.68%, 4/24/2048	200,000	208,521
UPL Corp. Ltd., Reg. S, 3.25%, 10/13/2021	200,000	200,708

		752,258

Commercial Services & Supplies 0.2%
Aramark Services, Inc., 5.00%, 4/1/2025 (a)	90,000	93,825
Clean Harbors, Inc., 4.88%, 7/15/2027 (a)	70,000	73,675
Garda World Security Corp., 8.75%, 5/15/2025 (a)	55,000	57,200
GFL Environmental, Inc.,
5.13%, 12/15/2026 (a)	60,000	63,083
8.50%, 5/1/2027 (a)	35,000	38,500
Waste Management, Inc., 3.45%, 6/15/2029	85,000	91,031

		417,314

12

Statement of Investments (Continued)

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Communications Equipment 0.0%†
CommScope, Inc., 5.50%, 3/1/2024 (a)	$50,000	$52,125

Construction & Engineering 0.0%†
AECOM, 5.13%, 3/15/2027	75,000	80,625

Construction Materials 0.1%
Inversiones CMPC SA, Reg. S, 4.75%, 9/15/2024	200,000	211,995

Consumer Finance 0.7%
American Express Co., 2.50%, 8/1/2022	105,000	106,255
Avolon Holdings Funding Ltd.,
5.25%, 5/15/2024 (a)	70,000	76,411
3.95%, 7/1/2024 (a)	65,000	67,736
Credito Real SAB de CV SOFOM ER, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.03%), 9.12%, 11/29/2022 (d)(e)	200,000	210,252
Discover Financial Services, 4.10%, 2/9/2027	85,000	91,596
Docuformas SAPI de CV, 10.25%, 7/24/2024 (a)	200,000	202,752
General Motors Financial Co., Inc., (ICE LIBOR USD 3 Month + 0.99%), 3.03%, 1/5/2023 (d)	180,000	178,924
Global Aircraft Leasing Co. Ltd., 6.50%, 9/15/2024 (a)(f)	65,000	67,824
Springleaf Finance Corp.,
6.63%, 1/15/2028	50,000	56,440
5.38%, 11/15/2029	25,000	26,095
Unifin Financiera SAB de CV, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.31%), 8.88%, 1/29/2025 (d)(e)	200,000	183,752

		1,268,037

Containers & Packaging 0.1%
Berry Global, Inc., 5.63%, 7/15/2027 (a)	70,000	75,075
Flex Acquisition Co., Inc., 6.88%, 1/15/2025 (a)	60,000	60,450
WRKCo, Inc., 3.75%, 3/15/2025	90,000	94,938

		230,463

Distributors 0.0%†
Performance Food Group, Inc., 5.50%, 10/15/2027 (a)	55,000	58,781

Diversified Financial Services 0.3%
Allied Universal Holdco LLC,
6.63%, 7/15/2026 (a)	60,000	64,482
9.75%, 7/15/2027 (a)	30,000	32,048

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Financial Services (continued)
Banco Nacional de Desenvolvimento Economico e Social, Reg. S, 4.75%, 5/9/2024	$200,000	$212,252
MPH Acquisition Holdings LLC, 7.13%, 6/1/2024 (a)	70,000	67,725
Refinitiv US Holdings, Inc., 6.25%, 5/15/2026 (a)	85,000	92,756
Verscend Escrow Corp., 9.75%, 8/15/2026 (a)	100,000	109,375

		578,638

Diversified Telecommunication Services 0.4%
AT&T, Inc., 3.40%, 5/15/2025	145,000	151,855
CCO Holdings LLC,
5.75%, 2/15/2026 (a)	100,000	105,502
4.75%, 3/1/2030 (a)	50,000	50,901
CenturyLink, Inc., 5.13%, 12/15/2026 (a)	45,000	45,793
Cincinnati Bell, Inc., 7.00%, 7/15/2024 (a)	45,000	47,194
Frontier Communications Corp., 8.00%, 4/1/2027 (a)	70,000	73,150
Intelsat Jackson Holdings SA, 8.50%, 10/15/2024(a)	65,000	59,204
Level 3 Financing, Inc., 4.63%, 9/15/2027 (a)	60,000	61,428
Sprint Capital Corp., 6.88%, 11/15/2028	70,000	75,425
Telesat Canada, 6.50%, 10/15/2027 (a)	15,000	15,638
Verizon Communications, Inc., 4.27%, 1/15/2036	45,000	50,965

		737,055

Electric Utilities 0.9%
AEP Texas, Inc., Series H, 3.45%, 1/15/2050	70,000	70,067
AES Andres BV, Reg. S, 7.95%, 5/11/2026	200,000	212,252
Duke Energy Corp., 2.65%, 9/1/2026	200,000	200,974
Empresa Electrica Guacolda SA, Reg. S, 4.56%, 4/30/2025	200,000	182,020
Energuate Trust, Reg. S, 5.88%, 5/3/2027	200,000	206,500
Inkia Energy Ltd., Reg. S, 5.88%, 11/9/2027	200,000	208,502
Minejesa Capital BV, Reg. S, 4.63%, 8/10/2030	200,000	207,006
Monongahela Power Co., 5.40%, 12/15/2043 (a)	35,000	45,283
Pampa Energia SA, Reg. S, 7.50%, 1/24/2027	150,000	127,846
Southern California Edison Co., 4.00%, 4/1/2047	45,000	47,378
Star Energy Geothermal Wayang Windu Ltd., Reg. S, 6.75%, 4/24/2033	184,000	194,672

		1,702,500

13

Statement of Investments (Continued)

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electronic Equipment, Instruments & Components 0.0%†
Arrow Electronics, Inc., 3.88%, 1/12/2028	$85,000	$87,100

Energy Equipment & Services 0.3%
Delek & Avner Tamar Bond Ltd., 5.41%, 12/30/2025 (a)	100,000	105,456
Tervita Corp., 7.63%, 12/1/2021 (a)	110,000	110,688
Transocean Guardian Ltd., 5.88%, 1/15/2024 (a)	17,800	18,200
Transocean Poseidon Ltd., 6.88%, 2/1/2027 (a)	85,000	90,100
Transocean, Inc., 7.25%, 11/1/2025 (a)	35,000	34,300
USA Compression Partners LP, 6.88%, 9/1/2027	105,000	109,368

		468,112

Entertainment 0.1%
Lions Gate Capital Holdings LLC, 6.38%, 2/1/2024 (a)	70,000	73,151
Live Nation Entertainment, Inc., 4.75%, 10/15/2027 (a)	75,000	77,625

		150,776

Equity Real Estate Investment Trusts (REITs) 0.4%
Boston Properties LP, 3.65%, 2/1/2026	190,000	201,359
Crown Castle International Corp., 4.30%, 2/15/2029	75,000	83,131
ESH Hospitality, Inc., 5.25%, 5/1/2025 (a)	90,000	93,038
MGM Growth Properties Operating Partnership LP, 5.75%, 2/1/2027 (a)	65,000	72,475
MPT Operating Partnership LP, 5.25%, 8/1/2026	75,000	79,233
Welltower, Inc., 4.13%, 3/15/2029	185,000	201,661

		730,897

Food & Staples Retailing 0.1%
Albertsons Cos., Inc.,
4.63%, 1/15/2027 (a)	45,000	44,946
5.88%, 2/15/2028 (a)	45,000	47,812
Sysco Corp., 3.25%, 7/15/2027	85,000	89,090

		181,848

Food Products 0.6%
B&G Foods, Inc.,
5.25%, 4/1/2025	70,000	71,983
5.25%, 9/15/2027	40,000	40,400
JBS USA LUX SA,
5.88%, 7/15/2024 (a)	10,000	10,290
5.75%, 6/15/2025 (a)	10,000	10,350
6.75%, 2/15/2028 (a)	57,000	62,986
6.50%, 4/15/2029 (a)	50,000	55,564

Corporate Bonds (continued)

	Principal Amount	Value

Food Products (continued)
MARB BondCo plc, Reg. S, 6.88%, 1/19/2025	$200,000	$212,326
Minerva Luxembourg SA, Reg. S, 5.88%, 1/19/2028	400,000	420,004
Pilgrim’s Pride Corp., 5.88%, 9/30/2027 (a)	65,000	70,281
Post Holdings, Inc.,
5.50%, 3/1/2025 (a)	75,000	78,562
5.50%, 12/15/2029 (a)	30,000	31,989
Smithfield Foods, Inc., 4.25%, 2/1/2027 (a)	90,000	92,584

		1,157,319

Health Care Equipment & Supplies 0.1%
Becton Dickinson and Co., 2.89%, 6/6/2022	165,000	167,748

Health Care Providers & Services 0.8%
Anthem, Inc., 3.30%, 1/15/2023	190,000	196,605
Cardinal Health, Inc., 3.41%, 6/15/2027	190,000	194,349
Centene Corp.,
4.25%, 12/15/2027 (a)	20,000	20,575
4.63%, 12/15/2029 (a)	20,000	21,027
Cigna Corp.,
(ICE LIBOR USD 3 Month + 0.89%), 2.89%, 7/15/2023 (d)	90,000	90,496
4.90%, 12/15/2048	85,000	101,532
CVS Health Corp., 3.70%, 3/9/2023	180,000	187,621
Eagle Holding Co. II LLC, 7.75%, 5/15/2022(a)(f)	40,000	40,615
HCA, Inc.,
5.38%, 9/1/2026	130,000	144,788
4.13%, 6/15/2029	40,000	42,443
Laboratory Corp. of America Holdings, 3.60%, 2/1/2025	175,000	184,246
Select Medical Corp., 6.25%, 8/15/2026 (a)	125,000	135,315
Tenet Healthcare Corp., 5.13%, 11/1/2027 (a)	65,000	68,656
WellCare Health Plans, Inc., 5.38%, 8/15/2026 (a)	70,000	74,550
West Street Merger Sub, Inc., 6.38%, 9/1/2025 (a)	30,000	29,925

		1,532,743

Hotels, Restaurants & Leisure 0.2%
1011778 BC ULC, 5.00%, 10/15/2025 (a)	45,000	46,463
Caesars Resort Collection LLC, 5.25%, 10/15/2025 (a)	55,000	56,925
Cedar Fair LP, 5.25%, 7/15/2029 (a)	50,000	53,875
Eldorado Resorts, Inc., 6.00%, 4/1/2025	50,000	52,500
Golden Nugget, Inc., 6.75%, 10/15/2024 (a)	85,000	87,975

14

Statement of Investments (Continued)

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc., 7.25%, 11/15/2029 (a)	$30,000	$32,550
Viking Cruises Ltd., 5.88%, 9/15/2027 (a)	95,000	101,531

		431,819

Household Durables 0.1%
Tempur Sealy International, Inc.,
5.50%, 6/15/2026	93,000	97,999

Household Products 0.0%†
Kronos Acquisition Holdings, Inc.,
9.00%, 8/15/2023 (a)	35,000	33,425

Independent Power and Renewable Electricity Producers 0.4%
AES Gener SA, (USD Swap Semi 5 Year + 4.64%), 7.13%, 3/26/2079(a)(d)	200,000	210,048
Calpine Corp.,
5.25%, 6/1/2026 (a)	70,000	72,887
4.50%, 2/15/2028 (a)	30,000	30,266
5.13%, 3/15/2028 (a)	45,000	45,932
Cometa Energia SA de CV, Reg. S, 6.38%, 4/24/2035	193,800	210,757
Empresa Electrica Angamos SA, Reg. S, 4.88%, 5/25/2029	165,200	170,139

		740,029

Industrial Conglomerates 0.1%
General Electric Co., 5.88%, 1/14/2038	40,000	48,622
Roper Technologies, Inc., 4.20%, 9/15/2028	85,000	93,160

		141,782

Insurance 0.2%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (a)	30,000	32,128
GTCR AP Finance, Inc., 8.00%, 5/15/2027 (a)	40,000	41,600
New York Life Global Funding, 2.30%, 6/10/2022 (a)	105,000	105,942
NFP Corp., 6.88%, 7/15/2025 (a)	90,000	90,225
Willis North America, Inc., 3.88%, 9/15/2049	105,000	104,757

		374,652

Internet & Direct Marketing Retail 0.2%
Amazon.com, Inc., 2.80%, 8/22/2024	225,000	232,868
Expedia Group, Inc., 3.80%, 2/15/2028	135,000	138,088

		370,956

IT Services 0.1%
GTT Communications, Inc., 7.88%, 12/31/2024(a)	35,000	26,415
Tempo Acquisition LLC, 6.75%, 6/1/2025 (a)	90,000	92,925

		119,340

Corporate Bonds (continued)

	Principal Amount	Value

Leisure Products 0.0%†
Hasbro, Inc., 3.50%, 9/15/2027	$90,000	$89,638

Life Sciences Tools & Services 0.0%†
Avantor, Inc., 9.00%, 10/1/2025 (a)	65,000	72,640

Machinery 0.2%
Caterpillar, Inc., 3.40%, 5/15/2024	180,000	190,648
Colfax Corp.,
6.00%, 2/15/2024 (a)	35,000	37,187
6.38%, 2/15/2026 (a)	65,000	70,850

		298,685

Media 0.6%
Cable Onda SA, 4.50%, 1/30/2030 (a)	200,000	210,600
Cengage Learning, Inc., 9.50%, 6/15/2024 (a)	35,000	30,275
Charter Communications Operating LLC, 4.46%, 7/23/2022	100,000	105,117
Comcast Corp., 4.70%, 10/15/2048	85,000	104,955
CSC Holdings LLC, 5.25%, 6/1/2024	45,000	48,487
Diamond Sports Group LLC, 5.38%, 8/15/2026 (a)	55,000	55,635
DISH DBS Corp., 5.88%, 11/15/2024	35,000	35,766
Gray Television, Inc., 7.00%, 5/15/2027 (a)	100,000	111,125
iHeartCommunications, Inc.,
6.38%, 5/1/2026	20,000	21,700
8.38%, 5/1/2027	10,000	11,050
5.25%, 8/15/2027 (a)	45,000	47,084
Nexstar Broadcasting, Inc., 5.63%, 7/15/2027(a)	25,000	26,345
Sirius XM Radio, Inc.,
5.38%, 7/15/2026 (a)	45,000	47,799
5.50%, 7/1/2029 (a)	35,000	37,843
VTR Finance BV, Reg. S, 6.88%, 1/15/2024	250,000	255,625

		1,149,406

Metals & Mining 0.7%
CSN Islands XII Corp., Reg. S, 7.00%, 3/23/2020 (e)	300,000	275,628
Freeport-McMoRan, Inc.,
5.40%, 11/14/2034	200,000	209,500
5.45%, 3/15/2043	150,000	155,250
Nexa Resources Peru SAA, Reg. S, 4.63%, 3/28/2023	200,000	207,252
SunCoke Energy Partners LP, 7.50%, 6/15/2025 (a)	60,000	57,700
Vedanta Resources Finance II plc, 9.25%, 4/23/2026 (a)	200,000	198,600
Vedanta Resources Ltd., Reg. S, 6.13%, 8/9/2024	200,000	182,094

		1,286,024

15

Statement of Investments (Continued)

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Multiline Retail 0.1%
Dollar Tree, Inc., 4.00%, 5/15/2025	$90,000	$96,290

Oil, Gas & Consumable Fuels 2.1%
AI Candelaria Spain SLU, Reg. S, 7.50%, 12/15/2028	250,000	280,313
Antero Midstream Partners LP, 5.75%, 3/1/2027 (a)	24,000	21,105
Canacol Energy Ltd., 7.25%, 5/3/2025 (a)	200,000	210,802
Canadian Natural Resources Ltd., 2.95%, 1/15/2023	170,000	173,426
Cenovus Energy, Inc., 5.40%, 6/15/2047	85,000	98,792
Cheniere Energy Partners LP,
5.25%, 10/1/2025	85,000	88,578
5.63%, 10/1/2026	55,000	58,162
CNOOC Finance 2015 USA LLC, 3.50%, 5/5/2025	200,000	208,916
Energy Transfer Operating LP, 4.75%, 1/15/2026	80,000	86,637
Enterprise Products Operating LLC, 3.75%, 2/15/2025	125,000	133,221
Geopark Ltd., Reg. S, 6.50%, 9/21/2024	200,000	208,502
GNL Quintero SA, Reg. S, 4.63%, 7/31/2029	200,000	212,252
Gran Tierra Energy International Holdings Ltd., Reg. S, 6.25%, 2/15/2025	200,000	180,000
Gulfport Energy Corp., 6.38%, 5/15/2025	60,000	38,100
Hess Midstream Operations LP,
5.63%, 2/15/2026 (a)	65,000	67,658
5.13%, 6/15/2028 (a)	60,000	60,750
Hilcorp Energy I LP, 6.25%, 11/1/2028 (a)	45,000	42,750
Indigo Natural Resources LLC, 6.88%, 2/15/2026 (a)	20,000	18,800
Kinder Morgan, Inc., 4.30%, 3/1/2028	100,000	109,042
MEG Energy Corp., 7.00%, 3/31/2024 (a)	25,000	25,156
Oasis Petroleum, Inc., 6.88%, 3/15/2022	40,000	38,500
ONGC Videsh Ltd., Reg. S, 4.63%, 7/15/2024	200,000	212,961
Parkland Fuel Corp., 5.88%, 7/15/2027 (a)	45,000	48,391
Parsley Energy LLC, 5.63%, 10/15/2027 (a)	35,000	37,013
Peabody Energy Corp., 6.00%, 3/31/2022 (a)	60,000	58,500
Pertamina Persero PT, Reg. S, 4.30%, 5/20/2023	200,000	210,795
Petrobras Global Finance BV,
5.75%, 2/1/2029	250,000	282,000
6.90%, 3/19/2049	50,000	58,650
QEP Resources, Inc., 5.25%, 5/1/2023	45,000	44,550

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC, 5.00%, 3/15/2027	$80,000	$88,063
Sinopec Capital 2013 Ltd., Reg. S, 3.13%, 4/24/2023	200,000	203,673
Sunoco LP, 6.00%, 4/15/2027	35,000	37,363
Targa Resources Partners LP, 5.50%, 3/1/2030 (a)	110,000	113,025
Williams Cos., Inc. (The), 3.75%, 6/15/2027	85,000	88,660
YPF SA, Reg. S, 6.95%, 7/21/2027	100,000	89,000

		3,934,106

Paper & Forest Products 0.1%
Georgia-Pacific LLC, 3.60%, 3/1/2025 (a)	101,000	106,731

Pharmaceuticals 0.3%
Allergan Funding SCS, 3.80%, 3/15/2025	95,000	99,836
AstraZeneca plc, 6.45%, 9/15/2037	65,000	91,681
Bausch Health Cos., Inc.,
5.75%, 8/15/2027 (a)	25,000	27,125
7.00%, 1/15/2028 (a)	45,000	49,671
5.00%, 1/30/2028 (a)	40,000	41,056
7.25%, 5/30/2029 (a)	45,000	51,412
5.25%, 1/30/2030 (a)	40,000	41,480
Bristol-Myers Squibb Co., 4.35%, 11/15/2047 (a)	185,000	220,763

		623,024

Professional Services 0.0%†
Dun & Bradstreet Corp. (The), 6.88%, 8/15/2026 (a)	50,000	55,188

Real Estate Management & Development 0.1%
Radiant Access Ltd., Reg. S, 4.60%, 5/18/2020 (e)	200,000	199,611

Road & Rail 0.2%
CSX Corp., 3.35%, 9/15/2049	105,000	103,567
Penske Truck Leasing Co. LP, 4.20%, 4/1/2027(a)	45,000	48,258
Uber Technologies, Inc., 7.50%, 9/15/2027 (a)	40,000	41,038
Union Pacific Corp., 4.30%, 3/1/2049	90,000	104,000

		296,863

Software 0.1%
CDK Global, Inc., 5.25%, 5/15/2029 (a)	20,000	21,450
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (a)	65,000	70,281

		91,731

16

Statement of Investments (Continued)

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Specialty Retail 0.2%
Carvana Co., 8.88%, 10/1/2023 (a)	$35,000	$36,903
Home Depot, Inc. (The), 3.90%, 6/15/2047	85,000	96,197
PetSmart, Inc.,
7.13%, 3/15/2023 (a)	40,000	39,200
5.88%, 6/1/2025 (a)	36,000	36,675
Staples, Inc., 7.50%, 4/15/2026 (a)	75,000	77,813

		286,788

Thrifts & Mortgage Finance 0.0%†
Nationstar Mortgage Holdings, Inc., 8.13%, 7/15/2023 (a)	50,000	52,926

Tobacco 0.2%
Altria Group, Inc., 5.95%, 2/14/2049	85,000	103,060
Reynolds American, Inc., 4.00%, 6/12/2022	195,000	202,981

		306,041

Trading Companies & Distributors 0.2%
Air Lease Corp., 3.25%, 3/1/2025	195,000	200,784
Beacon Roofing Supply, Inc., 4.88%, 11/1/2025 (a)	75,000	75,375
United Rentals North America, Inc.,
6.50%, 12/15/2026	50,000	54,953
5.25%, 1/15/2030	55,000	59,197

		390,309

Transportation Infrastructure 0.2%
Adani Ports & Special Economic Zone Ltd., Reg. S, 3.95%, 1/19/2022	300,000	307,233

Wireless Telecommunication Services 0.8%
C&W Senior Financing DAC, Reg. S, 6.88%, 9/15/2027	400,000	427,732
Comunicaciones Celulares SA, Reg. S, 6.88%, 2/6/2024	200,000	205,002
Empresa Nacional de Telecomunicaciones SA, Reg. S, 4.88%, 10/30/2024	200,000	212,246
Gogo Intermediate Holdings LLC, 9.88%, 5/1/2024 (a)	60,000	63,375
Millicom International Cellular SA, Reg. S, 5.13%, 1/15/2028	200,000	209,702
Sprint Corp., 7.13%, 6/15/2024	65,000	70,119
Telefonica Celular del Paraguay SA, 5.88%, 4/15/2027 (a)	200,000	213,750
T-Mobile USA, Inc., 4.50%, 2/1/2026	70,000	71,750

		1,473,676

Total Corporate Bonds (cost $29,540,660)		31,024,915

Foreign Government Securities 0.3%

	Principal Amount	Value

DOMINICAN REPUBLIC 0.1%
Dominican Republic Bond, 6.40%, 6/5/2049 (a)	$150,000	$164,438

INDONESIA 0.1%
Perusahaan Penerbit SBSN Indonesia III, Reg. S, 3.40%, 3/29/2022	200,000	204,474

THAILAND 0.1%
Export Import Bank of Thailand, Reg. S, (ICE LIBOR USD 3 Month + 0.85%), 2.76%, 5/23/2024 (d)	200,000	200,879

Total Foreign Government Securities (cost $552,025)		569,791

Mortgage-Backed Securities 17.0%
FHLMC Gold Pool
Pool# T65102 2.50%, 10/1/2042	3,390,575	3,332,254
Pool# Q50135 3.50%, 8/1/2047	6,353,834	6,600,629
Pool# G08775 4.00%, 8/1/2047	2,050,790	2,157,422
Pool# Q51461 3.50%, 10/1/2047	2,504,346	2,602,099
FNMA Pool
Pool# BL4468 2.41%, 10/1/2029	4,000,000	3,990,580
Pool# BL3838 2.68%, 9/1/2031	2,120,000	2,139,667
Pool# BL5315 2.44%, 1/1/2032	2,200,000	2,157,738
FNMA UMBS Pool
Pool# BE2453 3.00%, 12/1/2046	3,392,939	3,475,073
Pool# MA2888 2.50%, 1/1/2047	2,713,142	2,700,087
Pool# AS9937 3.00%, 7/1/2047	2,370,283	2,427,633

Total Mortgage-Backed Securities (cost $31,338,876)		31,583,182

U.S. Treasury Obligations 13.1%
U.S. Treasury Bonds, 2.88%, 5/15/2049	5,600,000	6,189,094
U.S. Treasury Inflation Linked Notes, 0.63%, 4/15/2023 (g)	800,000	841,667
U.S. Treasury Notes
2.38%, 1/31/2023	1,000,000	1,022,695
2.13%, 2/29/2024	2,650,000	2,699,170
2.13%, 7/31/2024	3,350,000	3,415,168
2.25%, 11/15/2025	4,050,000	4,160,268
1.63%, 5/15/2026	3,700,000	3,662,566
2.63%, 2/15/2029	2,250,000	2,386,231

Total U.S. Treasury Obligations (cost $23,853,364)		24,376,859

17

Statement of Investments (Continued)

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund (Continued)

Investment Company 1.9%

	Shares	Value

Fixed Income Fund 1.9%
DoubleLine Floating Rate Fund, Class I	360,225	$3,454,554

Total Investment Company (cost $3,584,816)		3,454,554

Short-Term Investments 4.5%

	Principal Amount

U.S. Treasury Obligations 4.5%
U.S. Treasury Bills
2.07%, 1/2/2020	$5,000,000	5,000,000
2.51%, 2/27/2020	3,450,000	3,441,896

Total Short-Term Investments (cost $8,436,352)		8,441,896

Total Investments (cost $175,168,645) — 95.6%		177,721,563

Other assets in excess of liabilities — 4.4%		8,180,391

NET ASSETS — 100.0%		$185,901,954

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $28,527,417 which represents 15.35% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2019.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2019.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.

(e)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date reflects the next call date.

(f)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.
(g)	Principal amounts are not adjusted for inflation.

CLO	Collateralized Loan Obligations

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

UMBS	Uniform Mortgage-Backed Securities

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

December 31, 2019

DoubleLine NVIT Total Return Tactical Fund
Assets:
Investment securities, at value (cost $175,168,645)	$177,721,563
Cash	7,540,920
Interest receivable	886,089
Receivable for capital shares issued	13,039
Reimbursement from investment adviser (Note 3)	22,413
Prepaid expenses	270

Total Assets	186,184,294

Liabilities:
Payable for capital shares redeemed	94,661
Accrued expenses and other payables:
Investment advisory fees	89,512
Fund administration fees	27,446
Distribution fees	1,629
Administrative servicing fees	2,591
Accounting and transfer agent fees	4,803
Trustee fees	100
Custodian fees	1,586
Compliance program costs (Note 3)	186
Professional fees	28,239
Printing fees	24,600
Other	6,987

Total Liabilities	282,340

Net Assets	$185,901,954

Represented by:
Capital	$184,905,726
Total distributable earnings (loss)	996,228

Net Assets	$185,901,954

Net Assets:
Class I Shares	$471,591
Class II Shares	12,914,415
Class Y Shares	172,515,948

Total	$185,901,954

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	46,933
Class II Shares	1,286,519
Class Y Shares	17,164,010

Total	18,497,462

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.05
Class II Shares	$10.04
Class Y Shares	$10.05

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2019

DoubleLine NVIT Total Return Tactical Fund
INVESTMENT INCOME:
Interest income	$6,088,781
Dividend income	310,188
Foreign tax withholding	(234)

Total Income	6,398,735

EXPENSES:
Investment advisory fees	1,035,466
Fund administration fees	120,796
Distribution fees Class II Shares	24,616
Administrative servicing fees Class I Shares	475
Administrative servicing fees Class II Shares	24,616
Professional fees	66,966
Printing fees	13,231
Trustee fees	6,591
Custodian fees	6,408
Accounting and transfer agent fees	25,252
Compliance program costs (Note 3)	780
Other	5,956

Total expenses before fees waived and expenses reimbursed	1,331,153

Distribution fees waived - Class II (Note 3)	(9,846)
Expenses reimbursed by adviser (Note 3)	(243,528)

Net Expenses	1,077,779

NET INVESTMENT INCOME	5,320,956

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	329,267
Net change in unrealized appreciation/depreciation in the value of investment securities	6,344,834

Net realized/unrealized gains	6,674,101

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,995,057

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	DoubleLine NVIT Total Return Tactical Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$5,320,956	$5,144,851
Net realized gains (losses)	329,267	(925,530)
Net change in unrealized appreciation/depreciation	6,344,834	(3,188,409)

Change in net assets resulting from operations	11,995,057	1,030,912

Distributions to Shareholders From:
Distributable earnings:
Class I	(14,421)	(135)
Class II	(390,687)	(112,878)
Class Y	(5,902,875)	(4,913,750)

Change in net assets from shareholder distributions	(6,307,983)	(5,026,763)

Change in net assets from capital transactions	5,131,086	12,406,777

Change in net assets	10,818,160	8,410,926

Net Assets:
Beginning of year	175,083,794	166,672,868

End of year	$185,901,954	$175,083,794

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$463,992	$–
Dividends reinvested	14,421	135
Cost of shares redeemed	(5,774)	–

Total Class I Shares	472,639	135

Class II Shares
Proceeds from shares issued	8,257,236	5,949,994
Dividends reinvested	390,687	112,743
Cost of shares redeemed	(1,367,988)	(555,585)

Total Class II Shares	7,279,935	5,507,152

Class Y Shares
Proceeds from shares issued	20,712,634	12,651,743
Dividends reinvested	5,902,875	4,913,750
Cost of shares redeemed	(29,236,997)	(10,666,003)

Total Class Y Shares	(2,621,488)	6,899,490

Change in net assets from capital transactions	$5,131,086	$12,406,777

21

Statements of Changes in Net Assets (Continued)

	DoubleLine NVIT Total Return Tactical Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS:
Class I Shares
Issued	45,549	–
Reinvested	1,430	14
Redeemed	(562)	–

Total Class I Shares	46,417	14

Class II Shares
Issued	822,461	604,964
Reinvested	38,769	11,671
Redeemed	(135,079)	(56,769)

Total Class II Shares	726,151	559,866

Class Y Shares
Issued	2,047,230	1,283,242
Reinvested	585,040	508,670
Redeemed	(2,919,957)	(1,080,404)

Total Class Y Shares	(287,687)	711,508

Total change in shares	484,881	1,271,388

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

DoubleLine NVIT Total Return Tactical Fund

		Operations			Distributions				Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$9.72	0.27	0.40	0.67	(0.34)	(0.34)	$10.05	6.87%	$471,591	0.81%	2.60%	0.96%	50.92%
Year Ended December 31, 2018	$9.96	0.28	(0.25)	0.03	(0.27)	(0.27)	$9.72	0.31%	$5,018	0.80%	2.86%	0.97%	32.42%
Period Ended December 31, 2017 (g)	$10.00	0.04	(0.04)	–	(0.04)	(0.04)	$9.96	0.03%	$5,000	0.83%	1.93%	42.79%	69.88%

Class II Shares
Year Ended December 31, 2019	$9.72	0.26	0.38	0.64	(0.32)	(0.32)	$10.04	6.59%	$12,914,415	0.98%	2.57%	1.22%	50.92%
Year Ended December 31, 2018	$9.96	0.27	(0.24)	0.03	(0.27)	(0.27)	$9.72	0.30%	$5,444,108	0.98%	2.72%	1.24%	32.42%
Period Ended December 31, 2017 (g)	$10.00	0.04	(0.04)	–	(0.04)	(0.04)	$9.96	0.01%	$4,999	0.94%	1.87%	42.99%	69.88%

Class Y Shares
Year Ended December 31, 2019	$9.72	0.30	0.38	0.68	(0.35)	(0.35)	$10.05	7.04%	$172,515,948	0.58%	3.00%	0.72%	50.92%
Year Ended December 31, 2018	$9.96	0.30	(0.25)	0.05	(0.29)	(0.29)	$9.72	0.52%	$169,634,668	0.58%	3.04%	0.74%	32.42%
Period Ended December 31, 2017 (g)	$10.00	0.05	(0.04)	0.01	(0.05)	(0.05)	$9.96	0.09%	$166,662,869	0.58%	2.27%	0.74%	69.88%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017. Total return is calculated based on inception date of October 16, 2017 through December 31, 2017.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the DoubleLine NVIT Total Return Tactical Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

24

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

25

Notes to Financial Statements (Continued)

December 31, 2019

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

26

Notes to Financial Statements (Continued)

December 31, 2019

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$18,809,042	$—	$18,809,042
Collateralized Mortgage Obligations	—	50,085,025	—	50,085,025
Commercial Mortgage-Backed Securities	—	9,376,299	—	9,376,299
Corporate Bonds	—	31,024,915	—	31,024,915
Foreign Government Securities	—	569,791	—	569,791
Investment Company	3,454,554	—	—	3,454,554
Mortgage-Backed Securities	—	31,583,182	—	31,583,182
Short-Term Investment	—	8,441,896	—	8,441,896
U.S. Treasury Obligations	—	24,376,859	—	24,376,859
Total	$3,454,554	$174,267,009	$—	$177,721,563

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses, as applicable, are recorded on the ex-dividend date, and are recorded as such on the Statement of Operations,

27

Notes to Financial Statements (Continued)

December 31, 2019

except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to paydown reclass. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total Distributable Earnings (Loss)
$20,880	$(20,880)

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible

28

Notes to Financial Statements (Continued)

December 31, 2019

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected DoubleLine Capital LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.58%
$500 million up to $1 billion	0.555%
$1 billion and more	0.53%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.58% and after expense reimbursements due to the expense limitation agreement described below was 0.44%. From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Subadviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2019, the Subadviser reimbursed $26,404.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.58% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the

29

Notes to Financial Statements (Continued)

December 31, 2019

Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount(a)	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$48,509	$229,641	$243,528	$521,678
(a)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017.

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $120,796 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $780.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly

30

Notes to Financial Statements (Continued)

December 31, 2019

owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.10% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $9,846 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.23% and 0.25% for Class I and Class II shares, respectively, for a total amount of $25,091.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9,2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

31

Notes to Financial Statements (Continued)

December 31, 2019

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $86,326,336 and sales of $85,144,718 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2019, the Fund had purchases of $34,387,344 and sales of $34,427,637 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an

32

Notes to Financial Statements (Continued)

December 31, 2019

asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

33

Notes to Financial Statements (Continued)

December 31, 2019

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks from Underlying Funds

The Underlying Fund in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. Information about Underlying Fund risks may be found in such Underlying Fund’s annual or semiannual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced by $20,880 and unrealized appreciation of investments was increased by $20,880, but there was no impact on net assets or overall results from operations.

34

Notes to Financial Statements (Continued)

December 31, 2019

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,307,983	$—	$6,307,983	$—	$6,307,983

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the period ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,026,763	$—	$5,026,763	$—	$5,026,763

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Other Gains and Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$470,232	$—	$470,232	$(1,691,010)	$895	$2,216,111	$996,228

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$175,484,572	$3,727,893	$(1,490,902)	$2,236,991

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $1,691,010 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of DoubleLine NVIT Total Return Tactical Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of DoubleLine NVIT Total Return Tactical Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period October 17, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period October 17, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

36

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

37

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

38

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

39

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted

that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

40

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

41

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

42

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

43

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

44

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

45

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

46

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

47

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

48

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

49

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

50

Annual Report

December 31, 2019

NVIT Core Bond Fund

AR-CB 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Core Bond Fund

For the annual period ended December 31, 2019, the NVIT Core Bond Fund (Class Y) returned 9.09% versus 8.72% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Intermediate Core Bond (consisting of 140 funds as of December 31, 2019), was 8.57% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year 2019 began with the sell-off of risky assets buoyed by trade war escalations between the U.S. and China along with concerns of faster-than-anticipated 2019 rate hikes by the Federal Reserve. Once the 10-year rate rose above 3.20% in late 2018, risky assets fled to the safe haven of government bonds. Dwindling tailwinds from the 2017 corporate tax cuts, slower demand driving oil prices down, and fear of global economic slowdown added to the tumultuous end of 2018.

When the Fed raised rates in December 2018, the consensus was that quantitative tightening would continue through 2019 (even though an ease was priced in by the markets). Although the consumer remained in solid shape, as unemployment hit a 50-year low at 3.5%, manufacturing and services data were softening, which led the Fed to signal there would be no more rate hikes in 2019 at the March Federal Open Market Committee (FOMC) meeting. The Fed continued its dovish rhetoric while economic data softened throughout 2019, which led to three 25-basis-point cuts during the year. On top of the fear of a domestic economic slowdown were the headwinds created by geopolitical difficulties, namely the U.S. and China trade war and the risk of a hard Brexit. Throughout 2019, several instances of tariff escalations between the U.S and China caused significant risk-off events in the markets as investors tried to decipher potential impacts. While the “Phase One” agreement between the U.S. and China in December 2019 did little to clear up the intellectual property issue that U.S. corporations felt was the biggest need to remedy in a trade deal, the de-escalation helped solidify global confidence. Brexit finally seems to be headed to a much-anticipated end with the UK’s prime minister’s party winning the election on December 12, 2019. With this win, his party gained majority in the House of Parliament, which paves the way for Brexit to take place at the end of January 2020. The combination of Brexit and trade war resolution was greeted positively by the financial markets near year end. Ultimately, risk assets ended 2019 having generated great returns from the sharp decrease in rates, tighter credit spreads, and a lack of inflation generation from softening economic data. Balanced stock bond portfolios generated the best returns in over 20 years.

Ten-year Treasuries began 2019 at 2.68%, reached as high as 2.79%, and settled at 1.92%. With the Fed’s dovish rhetoric and rate cuts accommodating the current economic expansion, the S&P 500 Index ended the year up 31.5%. The year 2019 ended with rates being significantly lower with investment-grade credit spreads tightening from 1.43% to 0.90%, and 30-year agency mortgage-backed securities (MBS) spreads widening from 0.93% over comparable-duration Treasuries to 0.97%.

Contributors to Fund performance during the reporting period: On a relative basis, the portfolio outperformed the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 85 basis points during 2019. The Fund had overweight positions in corporate bonds. These overweight positions contributed positively to Fund performance as credit spreads tightened. The portfolio also had overweight positions in asset-backed securities (ABS), Agency MBS, non-Agency MBS, and commercial mortgage-backed securities (CMBS). These positions were in very high-quality bonds with attractive spreads. They all contributed positively to the Fund’s outperformance for the reporting period.

Detractors from Fund performance during the reporting period: Nominal Treasuries, as the Fund’s largest underweight position, proved to be the biggest detractor from Fund performance for the period. The Fund also was underweight Agency MBS, which detracted. Throughout the reporting period, the Fund was short duration relative to the benchmark. With the significant rally in rates, this positioning detracted from Fund

3

Fund Commentary (cont.)	NVIT Core Bond Fund

performance. With the lack of inflation and weakening economic data throughout 2019, the Fund’s positioning for a steeper yield curve also detracted from Fund performance for the period.

During the reporting period, the Fund employed the use of derivatives, specifically U.S. Treasury futures, to manage duration exposure. Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates. In 2019, futures contributed positively to Fund performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Gary S. Davis, CFA; and Corsan Maley

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Core Bond Fund

Asset Allocation1

Corporate Bonds	32.1%
Mortgage-Backed Securities	27.2%
Asset-Backed Securities	18.7%
Commercial Mortgage-Backed Securities	9.9%
U.S. Treasury Obligations	5.0%
Collateralized Mortgage Obligations	4.4%
U.S. Government Agency Securities	1.5%
Municipal Bonds	1.3%
Repurchase Agreements	1.0%
Loan Participations	0.4%
Futures Contracts	(0.2)%
Liabilities in excess of other assets	(1.3)%
100.0%

Top Industries2

Banks	3.6%
Electric Utilities	3.1%
Capital Markets	2.5%
Multi-Utilities	2.2%
Diversified Telecommunication Services	2.2%
Oil, Gas & Consumable Fuels	2.2%
Equity Real Estate Investment Trusts (REITs)	2.1%
Pharmaceuticals	1.3%
Insurance	1.1%
Software	1.1%
Other Industries#	78.6%
100.0%

Top Holdings2

FNMA/FHLMC UMBS, 15 Year, Single Family TBA, 2.50%, 1/25/2035	4.2%
U.S. Treasury Notes, 2.63%, 1/31/2026	3.9%
FHLMC UMBS, 3.00%, 7/1/2034	3.5%
FNMA UMBS, 3.00%, 11/1/2046	2.8%
FNMA UMBS, 3.50%, 8/1/2049	2.4%
FNMA UMBS, 3.00%, 9/1/2046	1.9%
FHLMC UMBS, 3.50%, 8/1/2049	1.7%
FNMA UMBS, 3.00%, 1/1/2047	1.4%
FNMA UMBS, 3.50%, 4/1/2048	1.3%
FNMA UMBS, 4.00%, 10/1/2047	1.2%
Other Holdings#	75.7%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Core Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	8.94%	3.44%	4.14%
Class II	8.70%	3.20%	3.87%
Class Y	9.09%	3.60%	4.29%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.59%
Class II	0.84%
Class Y	0.44%

^	Current effective prospectus dated April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Core Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Bond Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,019.90	3.00	0.59
	Hypothetical	(b)(c)	1,000.00	1,022.23	3.01	0.59
Class II Shares	Actual	(b)	1,000.00	1,018.20	4.27	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class Y Shares	Actual	(b)	1,000.00	1,020.20	2.24	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.99	2.24	0.44

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Core Bond Fund

Asset-Backed Securities 18.7%

	Principal Amount	Value

Airlines 1.9%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$9,113,275	$9,193,257
American Airlines Pass-Through Trust, Series 2017-1, Class B, 4.95%, 2/15/2025	2,754,500	2,908,389
British Airways Pass-Through Trust, Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	7,036,923	7,447,640
Continental Airlines Pass-Through Trust, Series 2000-2, Class A-1, 7.71%, 4/2/2021	35,182	36,000
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.65%, 1/7/2026	7,043,982	7,156,460

		26,741,746

Automobiles 2.5%
Credit Acceptance Auto Loan Trust
Series 2017-1A, Class A, 2.56%, 10/15/2025 (a)	235,420	235,443
Series 2017-2A, Class A, 2.55%, 2/17/2026 (a)	2,837,024	2,840,178
Series 2019-3A, Class A, 2.38%, 11/15/2028 (a)	3,146,000	3,141,689
First Investors Auto Owner Trust, Series 2017-2A, Class A2, 2.27%, 7/15/2022 (a)	3,771,361	3,771,118
Flagship Credit Auto Trust
Series 2019-3, Class A, 2.33%, 2/15/2024 (a)	7,756,832	7,771,185
Series 2019-4, Class A, 2.17%, 6/17/2024 (a)	1,896,740	1,897,388
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A2, 3.32%, 4/15/2022 (a)	817,785	819,839
NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.69%, 10/15/2023 (a)	1,666,667	1,710,287
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/2024 (a)	13,000,000	13,171,994

		35,359,121

Home Equity 1.8%
Newcastle Mortgage Securities Trust, Series 2006-1, Class M2, 2.16%, 3/25/2036 (b)	12,000,000	12,010,734
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 3.04%, 1/25/2036 (b)	1,764,000	1,771,918
RASC Trust, Series 2005-KS12, Class M2, 2.25%, 1/25/2036 (b)	10,000,000	9,970,680

Asset-Backed Securities (continued)

	Principal Amount	Value

Home Equity (continued)
Structured Asset Investment Loan Trust, Series 2004-7, Class A7, 2.63%, 8/25/2034 (b)	$2,349,835	$2,355,458

		26,108,790

Other 12.5%
American Homes 4 Rent Trust
Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	9,471,559	9,832,383
Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (a)	8,998,396	9,269,966
AMMC CLO 22 Ltd.
Series 2018-22A, Class A, 2.97%, 4/25/2031 (a)(b)	11,500,000	11,393,798
Series 2018-22A, Class B, 3.39%, 4/25/2031 (a)(b)	5,000,000	4,881,410
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.00%, 10/28/2064 (a)(b)	4,079,621	4,174,543
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.00%, 6/28/2054 (a)(b)	4,808,914	4,894,573
CCG Receivables Trust
Series 2018-2, Class A2, 3.09%, 12/15/2025 (a)	4,876,925	4,916,381
Series 2019-2, Class A2, 2.11%, 3/15/2027 (a)	5,482,000	5,480,415
Cedar Funding VIII Clo Ltd., Series 2017-8A, Class A2, 3.35%, 10/17/2030 (a)(b)	6,500,000	6,496,737
CVS Pass-Through Trust 6.04%, 12/10/2028	5,162,942	5,768,038
6.94%, 1/10/2030	9,180,994	10,756,148
Dryden 49 Senior Loan Fund, Series 2017-49A, Class B, 3.70%, 7/18/2030 (a)(b)	8,000,000	7,991,880
E3, Series 2019-1, Class A, 3.10%, 9/20/2055 (a)	1,410,315	1,417,959
FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 2/18/2031 (a)	1,204,022	1,209,124
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 9/20/2047 (a)	4,389,692	4,493,390
Goodgreen, Series 2019-2A, Class A, 2.76%, 10/15/2054 (a)	6,987,018	6,927,110
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	693,898	715,211
HERO Funding Trust
Series 2015-2A, Class A, 3.99%, 9/20/2040 (a)	4,381,670	4,520,434
Series 2014-2A, Class A, 3.99%, 9/21/2040 (a)	1,440,093	1,474,508
Invitation Homes Trust, Series 2018-SFR3, Class A, 2.74%, 7/17/2037 (a)(b)	12,773,466	12,776,444

9

Statement of Investments (Continued)

December 31, 2019

NVIT Core Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 3.20%, 4/19/2030 (a)(b)	$6,000,000	$5,997,030
Neuberger Berman Loan Advisers CLO 32 Ltd.
Series 2019-32A, Class A, 3.30%, 1/19/2032 (a)(b)	1,000,000	999,489
Series 2019-32A, Class B, 3.82%, 1/19/2032 (a)(b)	500,000	496,436
New Residential Advance Receivables Trust Advance Receivables Backed Notes
Series 2019-T4, Class AT4, 2.33%, 10/15/2051 (a)	11,990,000	11,973,057
Series 2019-T2, Class AT2, 2.52%, 8/15/2053 (a)	7,320,000	7,263,894
NRZ Advance Receivables Trust, Series 2019-T1, Class AT1, 2.59%, 7/15/2052 (a)	6,605,000	6,615,700
Ocwen Master Advance Receivables Trust, Series 2019-T2, Class AT2, 2.42%, 8/15/2051 (a)	3,670,000	3,688,539
Renew, Series 2018-1, Class A, 3.95%, 9/20/2053 (a)	5,676,868	5,796,058
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2, Class AT2, 2.32%, 10/15/2052 (a)	3,920,000	3,917,626
Thacher Park CLO Ltd., Series 2014-1A, Class BR, 3.52%, 10/20/2026 (a)(b)	10,000,000	9,990,630
TLF National Tax Lien Trust, Series 2017-1A, Class A, 3.09%, 12/15/2029 (a)	709,910	711,566

		176,840,477

Total Asset-Backed Securities (cost $261,021,986)		265,050,134

Collateralized Mortgage Obligations 4.4%
Chase Mortgage Finance Corp.
Series 2016-SH1, Class M2, 3.75%, 4/25/2045 (a)(b)	1,649,726	1,685,688
Series 2016-SH2, Class M2, 3.75%, 12/25/2045 (a)(b)	9,761,797	9,962,444
Citigroup Mortgage Loan Trust, Series 2015-A, Class A1, 3.50%, 6/25/2058 (a)(b)	938,006	953,014
FHLMC REMICS
Series 2653, Class C, 3.88%, 6/15/2023	140,131	140,224
Series 3665, Class KA, 3.00%, 5/15/2036	200,720	201,048

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

FNMA REMICS
Series 2007-6, Class PA, 5.50%, 2/25/2037	$149,870	$161,427
Series 2010-122, Class TG, 3.00%, 4/25/2039	192,173	192,458
Series 2009-78, Class BM, 4.00%, 6/25/2039	445,680	460,386
GNMA REMICS
Series 2010-37, Class ML, 4.50%, 12/20/2038	1,023,561	1,034,438
Series 2010-112, Class QM, 2.50%, 9/20/2039	641,604	644,803
Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.75%, 7/25/2059 (a)(b)	7,786,366	7,825,473
New Residential Mortgage Loan Trust
Series 2014-2A, Class A3, 3.75%, 5/25/2054 (a)(b)	1,142,145	1,174,695
Series 2016-4A, Class A1, 3.75%, 11/25/2056 (a)(b)	1,963,913	2,028,271
Series 2017-1A, Class A1, 4.00%, 2/25/2057 (a)(b)	1,951,417	2,026,252
Series 2019-2A, Class A1, 4.25%, 12/25/2057 (a)(b)	1,430,235	1,490,263
Series 2018-5A, Class A1, 4.75%, 12/25/2057 (a)(b)	6,061,273	6,360,601
Series 2018-2A, Class A1, 4.50%, 2/25/2058 (a)(b)	2,443,276	2,555,093
Series 2018-3A, Class A1, 4.50%, 5/25/2058 (a)(b)	8,998,492	9,490,559
Series 2019-3A, Class A1A, 3.75%, 11/25/2058 (a)(b)	2,028,688	2,112,963
Series 2019-RPL2, Class A1, 3.25%, 2/25/2059 (a)(b)	7,578,005	7,703,426
RCO Trust, Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a)(b)	2,588,549	2,579,461
Sequoia Mortgage Trust, Series 2018-CH4, Class A10, 4.50%, 10/25/2048 (a)(b)	1,181,353	1,182,625

Total Collateralized Mortgage Obligations (cost $61,695,061)		61,965,612

Commercial Mortgage-Backed Securities 9.9%
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/2029 (a)	5,000,000	5,019,241
Aventura Mall Trust, Series 2018-AVM, Class A, 4.11%, 7/5/2040 (a)(b)	1,400,000	1,536,989
BANK
Series 2019-BN17, Class A4, 3.71%, 4/15/2052	3,900,000	4,232,113
Series 2019-BN19, Class A3, 3.18%, 8/15/2061	500,000	522,075
Series 2019-BN24, Class A3, 2.96%, 11/15/2062	12,700,000	13,022,556
Barclays Commercial Mortgage Trust, Series 2019-C3, Class A4, 3.58%, 5/15/2052	1,800,000	1,930,154

10

Statement of Investments (Continued)

December 31, 2019

NVIT Core Bond Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

BBCMS Mortgage Trust, Series 2018-C2, Class A5, 4.31%, 12/15/2051	$1,600,000	$1,799,906
BB-UBS Trust, Series 2012-SHOW, Class B, 3.88%, 11/5/2036 (a)	5,000,000	5,210,295
Benchmark Mortgage Trust
Series 2018-B5, Class A4, 4.21%, 7/15/2051	1,480,000	1,655,769
Series 2019-B11, Class AS, 3.78%, 5/15/2052	1,550,000	1,659,370
Series 2019-B10, Class A4, 3.72%, 3/15/2062	2,200,000	2,392,795
Series 2019-B10, Class AM, 3.98%, 3/15/2062	1,400,000	1,516,255
Series 2019-B15, Class A5, 2.93%, 12/15/2072	9,200,000	9,400,531
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class A4, 3.01%, 1/15/2053	14,000,000	14,361,914
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.78%, 11/10/2031 (a)(b)	7,388,000	7,492,243
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class A4, 4.05%, 3/15/2052	1,150,000	1,264,989
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.00%, 11/10/2046 (a)	1,497,544	1,519,653
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 7/10/2051 (b)	1,070,000	1,188,560
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class 300B, 4.00%, 8/15/2031	10,500,000	10,954,649
Morgan Stanley Capital I Trust
Series 2014-CPT, Class AM, 3.40%, 7/13/2029 (a)(b)	3,500,000	3,542,196
Series 2014-CPT, Class C, 3.45%, 7/13/2029 (a)(b)	11,000,000	11,108,436
Series 2019-L3, Class A4, 3.13%, 11/15/2029	7,157,000	7,385,824
Series 2011-C1, Class A4, 5.03%, 9/15/2047 (a)(b)	2,622,617	2,671,700
Series 2019-H7, Class A4, 3.26%, 7/15/2052	1,150,000	1,199,470
Natixis Commercial Mortgage Securities Trust, Series 2019-LVL, Class A, 3.89%, 8/15/2038 (a)	850,000	912,430
UBS Commercial Mortgage Trust
Series 2018-C9, Class A4, 4.12%, 3/15/2051 (b)	1,780,000	1,971,601
Series 2018-C10, Class A4, 4.31%, 5/15/2051	1,490,000	1,674,899
Series 2019-C16, Class A4, 3.60%, 4/15/2052	3,050,000	3,274,389
Series 2019-C18, Class A4, 3.04%, 12/15/2052	14,600,000	14,963,868

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.62%, 9/15/2057	$5,000,000	$5,309,057

Total Commercial Mortgage-Backed Securities (cost $139,437,885)		140,693,927

Corporate Bonds 32.1%
Aerospace & Defense 1.1%
Huntington Ingalls Industries, Inc., 3.48%, 12/1/2027	3,225,000	3,352,065
Lockheed Martin Corp., 3.55%, 1/15/2026	4,625,000	4,961,970
United Technologies Corp., 4.13%, 11/16/2028	4,000,000	4,500,376
4.15%, 5/15/2045	2,000,000	2,294,030

		15,108,441

Banks 3.7%
Bank of America Corp., 4.20%, 8/26/2024	5,000,000	5,369,071
Series L, 3.95%, 4/21/2025	3,500,000	3,737,849
4.25%, 10/22/2026	3,000,000	3,272,429
Series L, 4.18%, 11/25/2027	4,000,000	4,337,787
Citigroup, Inc., 4.45%, 9/29/2027	5,000,000	5,508,907
Citizens Financial Group, Inc., 4.35%, 8/1/2025 (c)	6,200,000	6,683,370
Cooperatieve Rabobank UA, 4.63%, 12/1/2023	5,000,000	5,419,606
HSBC Holdings plc, 4.38%, 11/23/2026	3,500,000	3,785,389
ING Groep NV, 3.95%, 3/29/2027	5,000,000	5,391,754
JPMorgan Chase & Co.,
Series I, (ICE LIBOR USD 3 Month + 3.47%), 5.41%, 1/30/2020 (c)(d)(e)	488,000	492,392
3.88%, 9/10/2024	3,000,000	3,211,724
4.95%, 6/1/2045	1,500,000	1,909,288
PNC Financial Services Group, Inc. (The), 3.45%, 4/23/2029 (c)	3,000,000	3,202,168

		52,321,734

Beverages 0.9%
Anheuser-Busch Cos. LLC, 3.65%, 2/1/2026	4,350,000	4,639,547
4.90%, 2/1/2046	2,000,000	2,372,245
Anheuser-Busch InBev Worldwide, Inc., 4.00%, 4/13/2028	3,000,000	3,301,661
Bacardi Ltd., 5.30%, 5/15/2048 (a)	1,725,000	2,004,240

		12,317,693

Biotechnology 0.3%
AbbVie, Inc., 4.25%, 11/21/2049 (a)	1,350,000	1,433,455

11

Statement of Investments (Continued)

December 31, 2019

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Biotechnology (continued)
Gilead Sciences, Inc., 4.80%, 4/1/2044	$2,775,000	$3,334,943

		4,768,398

Capital Markets 2.5%
Credit Suisse Group AG,
(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (a)(e)	3,000,000	3,196,723
FMR LLC, 6.50%, 12/14/2040 (a)	2,000,000	2,850,671
5.15%, 2/1/2043 (a)	1,000,000	1,250,947
Morgan Stanley, 5.75%, 1/25/2021	2,000,000	2,077,140
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (e)	5,000,000	5,316,567
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (e)	5,000,000	5,382,264
Nuveen Finance LLC, 4.13%, 11/1/2024 (a)	10,900,000	11,845,527
S&P Global, Inc., 4.50%, 5/15/2048	1,350,000	1,645,613
UBS Group AG, 4.13%, 4/15/2026 (a)	2,000,000	2,175,165

		35,740,617

Chemicals 0.5%
Cytec Industries, Inc., 3.95%, 5/1/2025	5,750,000	5,901,106
Mosaic Co. (The), 5.63%, 11/15/2043 (c)	1,175,000	1,381,786

		7,282,892

Consumer Finance 1.0%
Navient Solutions LLC, 0.00%, 10/3/2022 (f)	14,956,000	14,107,811

Containers & Packaging 0.2%
Berry Global, Inc., 4.88%, 7/15/2026 (a)(c)	2,250,000	2,373,075

Diversified Financial Services 0.3%
HERO Funding Trust,
Series 2015-3, Class A, 4.28%, 9/20/2041	1,897,462	1,972,152
Shell International Finance BV, 4.38%, 5/11/2045	2,300,000	2,745,782

		4,717,934

Diversified Telecommunication Services 2.2%
AT&T, Inc., 3.40%, 5/15/2025 (c)	1,500,000	1,570,909
4.30%, 2/15/2030	11,097,000	12,330,886
CCO Holdings LLC, 5.75%, 2/15/2026 (a)	1,800,000	1,899,036
5.13%, 5/1/2027 (a)	4,250,000	4,483,750
4.75%, 3/1/2030 (a)	1,175,000	1,196,185
Verizon Communications, Inc., 3.38%, 2/15/2025	661,000	700,203
4.02%, 12/3/2029	8,020,000	8,940,258

		31,121,227

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities 3.2%
Alliant Energy Finance LLC, 4.25%, 6/15/2028 (a)(c)	$7,525,000	$8,097,089
Entergy Arkansas LLC, 3.50%, 4/1/2026	4,880,000	5,148,212
4.00%, 6/1/2028	3,750,000	4,063,368
Evergy, Inc., 2.45%, 9/15/2024 (c)	7,750,000	7,796,016
Indiana Michigan Power Co., 3.85%, 5/15/2028 (c)	8,525,000	9,314,724
Jersey Central Power & Light Co., 4.30%, 1/15/2026 (a)	2,000,000	2,177,926
Metropolitan Edison Co., 4.30%, 1/15/2029 (a)	6,000,000	6,690,004
Public Service Co. of Colorado, 2.90%, 5/15/2025 (c)	2,000,000	2,061,386

		45,348,725

Energy Equipment & Services 0.8%
Helmerich & Payne, Inc., 4.65%, 3/15/2025 (c)	1,200,000	1,310,924
Rowan Cos., Inc., 4.88%, 6/1/2022 (c)	2,830,000	2,065,900
4.75%, 1/15/2024 (c)	5,000,000	3,150,000
Schlumberger Holdings Corp., 4.00%, 12/21/2025 (a)	321,000	345,733
3.90%, 5/17/2028 (a)	4,389,000	4,676,057

		11,548,614

Equity Real Estate Investment Trusts (REITs) 2.1%
Corporate Office Properties LP, 3.70%, 6/15/2021	10,175,000	10,343,333
Liberty Property LP, 3.38%, 6/15/2023	1,000,000	1,039,629
3.75%, 4/1/2025	8,250,000	8,822,256
Piedmont Operating Partnership LP, 4.45%, 3/15/2024 (c)	9,050,000	9,651,012

		29,856,230

Food Products 0.7%
Cargill, Inc., 3.25%, 5/23/2029 (a)	6,050,000	6,376,009
Grupo Bimbo SAB de CV, 3.88%, 6/27/2024 (a)	3,175,000	3,312,620

		9,688,629

Health Care Equipment & Supplies 0.2%
Boston Scientific Corp., 4.70%, 3/1/2049	2,050,000	2,494,712

Health Care Providers & Services 0.7%
CVS Health Corp., 4.30%, 3/25/2028	350,000	382,354
Dignity Health, 3.13%, 11/1/2022	6,000,000	6,111,546
3.81%, 11/1/2024	4,000,000	4,223,322

		10,717,222

12

Statement of Investments (Continued)

December 31, 2019

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Household Durables 0.4%
Newell Brands, Inc., 3.85%, 4/1/2023 (g)	$2,636,000	$2,739,359
4.20%, 4/1/2026 (c)(g)	3,325,000	3,467,159

		6,206,518

Independent Power and Renewable Electricity Producers 0.4%
Exelon Generation Co. LLC, 4.25%, 6/15/2022	5,000,000	5,229,908

Industrial Conglomerates 0.3%
General Electric Co., 5.30%, 2/11/2021 (c)	1,718,000	1,772,511
4.65%, 10/17/2021	1,432,000	1,493,018
5.40%, 5/15/2022	1,125,000	1,194,737

		4,460,266

Insurance 1.2%
MassMutual Global Funding II, 3.60%, 4/9/2024 (a)	3,000,000	3,165,723
3.40%, 3/8/2026 (a)	5,000,000	5,270,509
Metropolitan Life Global Funding I, 3.45%, 12/18/2026 (a)(c)	7,500,000	8,051,319

		16,487,551

Media 1.1%
Charter Communications Operating LLC, 4.91%, 7/23/2025	5,000,000	5,505,887
Comcast Corp., 3.38%, 8/15/2025 (c)	4,800,000	5,094,850
4.70%, 10/15/2048	4,000,000	4,939,063

		15,539,800

Metals & Mining 0.3%
Compass Minerals International, Inc., 6.75%, 12/1/2027 (a)(c)	1,950,000	2,071,875
Glencore Finance Canada Ltd., 4.95%, 11/15/2021 (a)	2,000,000	2,091,543

		4,163,418

Multi-Utilities 2.2%
Ameren Illinois Co., 3.25%, 3/1/2025	5,500,000	5,764,970
Black Hills Corp., 3.95%, 1/15/2026	6,890,000	7,255,891
3.15%, 1/15/2027	2,000,000	2,024,011
Dominion Energy, Inc.,
Series A, 4.60%, 3/15/2049 (c)	3,500,000	4,068,704
DTE Energy Co.,
Series B, 3.30%, 6/15/2022 (c)	4,000,000	4,094,721
Southern Co. Gas Capital Corp., 3.88%, 11/15/2025	7,000,000	7,541,089
3.25%, 6/15/2026 (c)	1,250,000	1,301,733

		32,051,119

Oil, Gas & Consumable Fuels 2.2%
BP Capital Markets America, Inc., 3.94%, 9/21/2028	4,550,000	5,029,206

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge Energy Partners LP, 7.38%, 10/15/2045	$725,000	$1,083,128
Energy Transfer Operating LP, 4.20%, 4/15/2027	575,000	602,227
5.50%, 6/1/2027	4,000,000	4,497,020
6.50%, 2/1/2042	2,000,000	2,379,008
Kinder Morgan, Inc., 4.30%, 3/1/2028	2,450,000	2,671,522
5.55%, 6/1/2045	450,000	535,538
Marathon Oil Corp., 6.60%, 10/1/2037	1,200,000	1,531,077
MPLX LP, 4.80%, 2/15/2029	4,550,000	4,994,086
Noble Energy, Inc., 3.85%, 1/15/2028	1,725,000	1,822,800
Sabine Pass Liquefaction LLC, 5.88%, 6/30/2026	2,000,000	2,299,048
4.20%, 3/15/2028	1,225,000	1,298,559
Williams Cos., Inc. (The), 5.75%, 6/24/2044	1,925,000	2,281,403

		31,024,622

Pharmaceuticals 1.3%
Allergan Finance LLC, 3.25%, 10/1/2022	5,650,000	5,775,141
Allergan Funding SCS, 3.85%, 6/15/2024	1,500,000	1,575,657
3.80%, 3/15/2025	1,000,000	1,050,908
Bristol-Myers Squibb Co., 4.25%, 10/26/2049 (a)(c)	1,800,000	2,137,096
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/2026	2,100,000	2,164,248
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/2023 (c)	4,000,000	3,710,000
3.15%, 10/1/2026	3,500,000	2,913,750

		19,326,800

Road & Rail 0.2%
Union Pacific Corp., 3.84%, 3/20/2060 (a)	2,800,000	2,840,951

Software 0.8%
Microsoft Corp., 3.30%, 2/6/2027 (c)	5,500,000	5,878,987
Oracle Corp., 2.40%, 9/15/2023 (c)	5,000,000	5,083,499

		10,962,486

Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc., 3.00%, 2/9/2024	5,250,000	5,452,429
2.45%, 8/4/2026	4,000,000	4,057,123

		9,509,552

13

Statement of Investments (Continued)

December 31, 2019

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Thrifts & Mortgage Finance 0.4%
BPCE SA, 4.00%, 9/12/2023 (a)(c)	$3,000,000	$3,161,150
5.70%, 10/22/2023 (a)	3,000,000	3,313,230

		6,474,380

Trading Companies & Distributors 0.2%
GATX Corp., 4.70%, 4/1/2029 (c)	2,550,000	2,843,088

Total Corporate Bonds (cost $429,555,293)		456,634,413

Loan Participations 0.4%
Electrical Equipment 0.1%
Sensata Technologies BV, Term Loan, (ICE LIBOR USD 6 Month + 1.75%), 3.59%, 9/20/2026 (e)	1,019,881	1,027,784

Software 0.3%
TIBCO Software, Inc., Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.71%, 6/30/2026 (e)	4,777,495	4,793,930

Total Loan Participations (cost $5,661,540)		5,821,714

Mortgage-Backed Securities 27.2%
FHLMC UMBS Pool
Pool# SB8000 3.00%, 7/1/2034	48,545,032	49,782,873
Pool# SD8005 3.50%, 8/1/2049	23,376,470	24,024,645
FNMA Pool
Pool# 464279 4.30%, 7/1/2021	703,037	711,693
Pool# 464969 6.34%, 4/1/2028	2,369,314	2,867,697
Pool# 468516 5.17%, 6/1/2028	877,107	988,758
Pool# AM7073 6.41%, 1/1/2030	1,508,312	1,897,515
Pool# 468127 5.70%, 5/1/2041	1,166,292	1,367,562
Pool# AN0360 3.95%, 12/1/2045	10,000,000	11,143,386
FNMA UMBS Pool
Pool# AR9398 3.50%, 6/1/2043	1,929,960	2,033,394
Pool# BC0180 4.00%, 1/1/2046	7,120,284	7,544,974
Pool# AS7908 3.00%, 9/1/2046	26,864,698	27,515,029
Pool# BC9003 3.00%, 11/1/2046	39,287,488	40,238,538
Pool# AS8483 3.00%, 12/1/2046	6,602,197	6,762,020
Pool# MA2863 3.00%, 1/1/2047	19,783,891	20,244,608
Pool# AS8784 3.00%, 2/1/2047	6,550,091	6,705,707

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BE7557 3.50%, 2/1/2047	$11,754,816	$12,219,567
Pool# BM2003 4.00%, 10/1/2047	16,767,317	17,653,523
Pool# BJ3716 3.50%, 12/1/2047	8,220,324	8,538,525
Pool# MA3210 3.50%, 12/1/2047	3,992,979	4,151,132
Pool# BM3355 3.50%, 2/1/2048	6,363,153	6,604,881
Pool# CA1532 3.50%, 4/1/2048	17,608,749	18,295,975
Pool# CA2208 4.50%, 8/1/2048	5,141,621	5,419,407
Pool# CA2469 4.00%, 10/1/2048	13,691,548	14,236,665
Pool# MA3745 3.50%, 8/1/2049	33,519,206	34,467,545
FNMA/FHLMC UMBS, 15 Year, Single Family TBA 2.50%, 1/25/2035	60,000,000	60,548,460

Total Mortgage-Backed Securities (cost $381,318,379)		385,964,079

Municipal Bonds 1.3%
California 0.4%
Northern California Power Agency, RB, Series B, 7.31%, 6/1/2040	3,885,000	5,626,179

District of Columbia 0.9%
Metropolitan Washington Airports Authority, RB
Series D, 7.46%, 10/1/2046	6,000,000	9,667,920
Series D, 8.00%, 10/1/2047	2,000,000	3,182,260

		12,850,180

Total Municipal Bonds (cost $14,303,833)		18,476,359

U.S. Government Agency Securities 1.5%
FHLB, 5.00%, 3/12/2021	5,000,000	5,200,617
Tennessee Valley Authority, 5.88%, 4/1/2036	11,793,000	16,737,864

Total U.S. Government Agency Securities (cost $19,246,479)		21,938,481

U.S. Treasury Obligations 5.0%
U.S. Treasury Bonds, 7.13%, 2/15/2023 (c)	1,000,000	1,168,438
U.S. Treasury Notes 1.63%, 6/30/2020 (c)(h)	4,000,000	4,000,000
2.63%, 5/15/2021	4,000,000	4,055,000
2.63%, 2/28/2023	5,000,000	5,154,687
2.63%, 1/31/2026	54,000,000	56,643,047

Total U.S. Treasury Obligations (cost $71,271,788)		71,021,172

14

Statement of Investments (Continued)

December 31, 2019

NVIT Core Bond Fund (Continued)

Repurchase Agreements 1.0%

	Principal Amount	Value

Bank of America NA 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $2,830,462, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $2,886,818. (i)(j)	$2,830,214	$2,830,214
BofA Securities, Inc. 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $2,002,292, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $2,040,000. (i)(j)	2,000,000	2,000,000
Citigroup Global Markets Ltd. 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $2,000,189, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $2,040,000. (i)(j)	2,000,000	2,000,000
Deutsche Bank Securities, Inc. 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $1,524,182, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $1,530,000. (i)(j)(k)	1,500,000	1,500,000
NatWest Markets Securities, Inc. 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $4,001,229, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $4,080,356. (i)(j)	4,000,000	4,000,000
Nomura Securities International, Inc. 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $600,052, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $612,000. (i)(j)	600,000	600,000

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $2,000,185, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $2,040,001. (i)(j)	$2,000,000	$2,000,000

Total Repurchase Agreements (cost $14,930,214)		14,930,214

Total Investments (cost $1,398,442,458) — 101.5%		1,442,496,105

Liabilities in excess of other assets — (1.5)%		(21,400,637)

NET ASSETS — 100.0%		$1,421,095,468

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $408,947,928 which represents 28.78% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2019.

(c)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $32,976,630, which was collateralized by cash used to purchase repurchase agreements with a total value of $14,930,214 and by $19,258,746 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from 1/16/2020 - 11/15/2048, a total value of $34,188,960.

(d)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date reflects the next call date.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.

(f)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(g)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2019.

15

Statement of Investments (Continued)

December 31, 2019

NVIT Core Bond Fund (Continued)

(h)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(i)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $14,930,214.

(j)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(k)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

CLO	Collateralized Loan Obligations

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

UMBS	Uniform Mortgage-Backed Securities

Currency:

USD	United States Dollar

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 2 Year Note	1,926	3/2020	USD	415,053,000	(481,224)
U.S. Treasury Long Bond	1,416	3/2020	USD	220,763,250	(3,892,445)

					(4,373,669)

Short Contracts
U.S. Treasury 5 Year Note	(412)	3/2020	USD	(48,867,062)	78,089
U.S. Treasury 10 Year Note	(986)	3/2020	USD	(126,623,969)	337,571
U.S. Treasury 10 Year Ultra Bond	(862)	3/2020	USD	(121,286,094)	1,385,236

					1,800,896

					(2,572,773)

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2019

NVIT Core Bond Fund
Assets:
Investment securities, at value* (cost $1,383,512,244)	$1,427,565,891
Repurchase agreement, at value (cost $14,930,214)	14,930,214
Cash	47,233,709
Interest receivable	7,796,376
Security lending income receivable	3,449
Receivable for investments sold	426,505
Receivable for capital shares issued	93,203
Prepaid expenses	2,191

Total Assets	1,498,051,538

Liabilities:
Payable for investments purchased	60,521,875
Payable for capital shares redeemed	739,294
Payable for variation margin on futures contracts	130,908
Payable upon return of securities loaned (Note 2)	14,930,214
Accrued expenses and other payables:
Investment advisory fees	471,618
Fund administration fees	61,376
Distribution fees	22,407
Administrative servicing fees	15,974
Accounting and transfer agent fees	1,960
Trustee fees	100
Custodian fees	21,929
Compliance program costs (Note 3)	1,412
Professional fees	30,812
Printing fees	6,091
Other	100

Total Liabilities	76,956,070

Net Assets	$1,421,095,468

Represented by:
Capital	$1,370,976,706
Total distributable earnings (loss)	50,118,762

Net Assets	$1,421,095,468

Net Assets:
Class I Shares	$19,226,645
Class II Shares	104,838,783
Class Y Shares	1,297,030,040

Total	$1,421,095,468

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,746,218
Class II Shares	9,554,125
Class Y Shares	117,888,445

Total	129,188,788

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.01
Class II Shares	$10.97
Class Y Shares	$11.00

*	Includes value of securities on loan of $32,976,630 (Note 2).

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2019

NVIT Core Bond Fund
INVESTMENT INCOME:
Interest income	$47,672,456
Income from securities lending (Note 2)	51,151

Total Income	47,723,607

EXPENSES:
Investment advisory fees	5,553,135
Fund administration fees	442,176
Distribution fees Class II Shares	255,026
Administrative servicing fees Class I Shares	23,761
Administrative servicing fees Class II Shares	153,016
Professional fees	96,929
Printing fees	15,417
Trustee fees	51,089
Custodian fees	56,520
Accounting and transfer agent fees	11,836
Compliance program costs (Note 3)	6,101
Other	32,048

Total Expenses	6,697,054

NET INVESTMENT INCOME	41,026,553

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	14,700,009
Expiration or closing of futures contracts (Note 2)	11,286,236
Expiration or closing of option contracts written (Note 2)	487,279

Net realized gains	26,473,524

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	61,803,975
Futures contracts (Note 2)	(5,990,889)

Net change in unrealized appreciation/depreciation	55,813,086

Net realized/unrealized gains	82,286,610

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$123,313,163

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Core Bond Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$41,026,553	$46,516,590
Net realized gains (losses)	26,473,524	(8,968,866)
Net change in unrealized appreciation/depreciation	55,813,086	(43,885,595)

Change in net assets resulting from operations	123,313,163	(6,337,871)

Distributions to Shareholders From:
Distributable earnings:
Class I	(545,828)	(454,696)
Class II	(2,861,823)	(2,798,249)
Class Y	(39,796,045)	(44,673,264)

Change in net assets from shareholder distributions	(43,203,696)	(47,926,209)

Change in net assets from capital transactions	(80,288,717)	(97,985,214)

Change in net assets	(179,250)	(152,249,294)

Net Assets:
Beginning of year	1,421,274,718	1,573,524,012

End of year	$1,421,095,468	$1,421,274,718

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,641,094	$2,550,138
Dividends reinvested	545,828	454,696
Cost of shares redeemed	(4,007,495)	(3,389,481)

Total Class I Shares	4,179,427	(384,647)

Class II Shares
Proceeds from shares issued	21,816,643	16,870,921
Dividends reinvested	2,861,823	2,798,249
Cost of shares redeemed	(20,351,504)	(24,490,952)

Total Class II Shares	4,326,962	(4,821,782)

Class Y Shares
Proceeds from shares issued	68,090,910	30,999,240
Dividends reinvested	39,796,045	44,673,264
Cost of shares redeemed	(196,682,061)	(168,451,289)

Total Class Y Shares	(88,795,106)	(92,778,785)

Change in net assets from capital transactions	$(80,288,717)	$(97,985,214)

SHARE TRANSACTIONS:
Class I Shares
Issued	686,356	240,474
Reinvested	49,376	43,915
Redeemed	(363,243)	(319,888)

Total Class I Shares	372,489	(35,499)

Class II Shares
Issued	1,999,477	1,593,226
Reinvested	259,700	271,042
Redeemed	(1,872,064)	(2,321,057)

Total Class II Shares	387,113	(456,789)

19

Statements of Changes in Net Assets (Continued)

	NVIT Core Bond Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS: (continued)
Class Y Shares
Issued	6,079,523	2,926,640
Reinvested	3,602,337	4,318,697
Redeemed	(17,959,914)	(15,942,246)

Total Class Y Shares	(8,278,054)	(8,696,909)

Total change in shares	(7,518,452)	(9,189,197)

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2019	$10.41	0.31	0.62	0.93	(0.33)	–	(0.33)	$11.01	8.94%		$19,226,645	0.59%	2.78%	0.59%	43.79%
Year Ended December 31, 2018	$10.80	0.31	(0.36)	(0.05)	(0.34)	–	(0.34)	$10.41	(0.42%	)	$14,298,578	0.59%	2.96%	0.59%	33.67%
Year Ended December 31, 2017	$10.66	0.32	0.15	0.47	(0.33)	–	(0.33)	$10.80	4.40%		$15,215,669	0.59%	2.94%	0.59%	37.76%
Year Ended December 31, 2016	$10.46	0.32	0.24	0.56	(0.34)	(0.02)	(0.36)	$10.66	5.35%		$15,269,054	0.59%	2.91%	0.59%	65.34%
Year Ended December 31, 2015	$10.92	0.33	(0.41)	(0.08)	(0.33)	(0.05)	(0.38)	$10.46	(0.72%	)	$13,877,606	0.59%	2.99%	0.59%	26.89%

Class II Shares
Year Ended December 31, 2019	$10.37	0.28	0.62	0.90	(0.30)	–	(0.30)	$10.97	8.70%		$104,838,783	0.84%	2.54%	0.84%	43.79%
Year Ended December 31, 2018	$10.76	0.29	(0.37)	(0.08)	(0.31)	–	(0.31)	$10.37	(0.69%	)	$95,092,147	0.84%	2.71%	0.84%	33.67%
Year Ended December 31, 2017	$10.62	0.29	0.15	0.44	(0.30)	–	(0.30)	$10.76	4.18%		$103,549,044	0.84%	2.68%	0.84%	37.76%
Year Ended December 31, 2016	$10.43	0.29	0.23	0.52	(0.31)	(0.02)	(0.33)	$10.62	5.00%		$99,499,029	0.84%	2.66%	0.84%	65.34%
Year Ended December 31, 2015	$10.88	0.30	(0.40)	(0.10)	(0.30)	(0.05)	(0.35)	$10.43	(0.88%	)	$97,493,594	0.84%	2.73%	0.84%	26.89%

Class Y Shares
Year Ended December 31, 2019	$10.40	0.32	0.63	0.95	(0.35)	–	(0.35)	$11.00	9.09%		$1,297,030,040	0.44%	2.94%	0.44%	43.79%
Year Ended December 31, 2018	$10.79	0.33	(0.36)	(0.03)	(0.36)	–	(0.36)	$10.40	(0.27%	)	$1,311,883,993	0.44%	3.11%	0.44%	33.67%
Year Ended December 31, 2017	$10.65	0.34	0.15	0.49	(0.35)	–	(0.35)	$10.79	4.56%		$1,454,759,299	0.44%	3.09%	0.44%	37.76%
Year Ended December 31, 2016	$10.45	0.33	0.25	0.58	(0.36)	(0.02)	(0.38)	$10.65	5.51%		$1,379,461,323	0.44%	3.07%	0.44%	65.34%
Year Ended December 31, 2015	$10.91	0.34	(0.40)	(0.06)	(0.35)	(0.05)	(0.40)	$10.45	(0.56%	)	$1,411,996,907	0.44%	3.14%	0.44%	26.89%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as a fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

22

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The

23

Notes to Financial Statements (Continued)

December 31, 2019

independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

24

Notes to Financial Statements (Continued)

December 31, 2019

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$265,050,134	$—	$265,050,134
Collateralized Mortgage Obligations	—	61,965,612	—	61,965,612
Commercial Mortgage-Backed Securities	—	140,693,927	—	140,693,927
Corporate Bonds	—	456,634,413	—	456,634,413
Futures Contracts	1,800,896	—	—	1,800,896
Loan Participations	—	5,821,714	—	5,821,714
Mortgage-Backed Securities	—	385,964,079	—	385,964,079
Municipal Bonds	—	18,476,359	—	18,476,359
Repurchase Agreements	—	14,930,214	—	14,930,214
U.S. Government Agency Securities	—	21,938,481	—	21,938,481
U.S. Treasury Obligations	—	71,021,172	—	71,021,172
Total Assets	$1,800,896	$1,442,496,105	$—	$1,444,297,001
Liabilities:
Futures Contracts	$(4,373,669)	$—	$—	$(4,373,669)
Total Liabilities	$(4,373,669)	$—	$—	$(4,373,669)
Total	$(2,572,773)	$1,442,496,105	$—	$1,439,923,332

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Options

The Fund purchased call options and wrote put options on futures contracts. Such option investments are utilized to gain exposure to and/or hedge against changes in interest rates. The purchase of put options serves as a short hedge and the purchase of call options serves as a long hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.

When the Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

25

Notes to Financial Statements (Continued)

December 31, 2019

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by the Fund) expose the Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”), guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s option contracts written are disclosed in the Statement of Operations under “Net realized gains (losses) from expiration or closing of option contracts written.”

The Fund’s purchased options are disclosed in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities.”

At December 31, 2019, the Fund had no open option contracts.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in

26

Notes to Financial Statements (Continued)

December 31, 2019

interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Payable for variation margin on futures contracts	$1,800,896
Total		$1,800,896
Liabilities:	Statement of Assets and Liabilities
Futures Contracts(a)
Interest rate risk	Payable for variation margin on futures contracts	$(4,373,669)
Total		$(4,373,669)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

27

Notes to Financial Statements (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Purchased Options(a) Interest rate risk	$(1,425,992)
Written Options Interest rate risk	487,279
Futures Contracts Interest rate risk	11,286,236
Total	$10,347,523
(a)	Realized gains (losses) from purchased options are included in “Net realized gains (losses) from transactions in investment securities.”

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Interest rate risk	$(5,990,889)
Total	$(5,990,889)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Options:
Average Value Purchased	$25,361
Average Value Written	$9,555
Average Number of Purchased Option Contracts	246
Average Number of Written Option Contracts	300
Futures Contracts:
Average Notional Balance Long	$594,873,079
Average Notional Balance Short	$389,723,508

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

28

Notes to Financial Statements (Continued)

December 31, 2019

(e)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $14,930,214, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

29

Notes to Financial Statements (Continued)

December 31, 2019

(f)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

NatWest Markets Securities, Inc1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

30

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$2,830,214	$—	$2,830,214	$(2,830,214)	$—
BofA Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
Citigroup Global Markets Ltd.	2,000,000	—	2,000,000	(2,000,000)	—
Deutsche Bank Securities, Inc.	1,500,000	—	1,500,000	(1,500,000)	—
NatWest Markets Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
Nomura Securities International, Inc.	600,000	—	600,000	(600,000)	—
Pershing LLC	2,000,000	—	2,000,000	(2,000,000)	—
Total	$14,930,214	$—	$14,930,214	$(14,930,214)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize

31

Notes to Financial Statements (Continued)

December 31, 2019

the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to paydown reclass. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total Distributable Earnings (Loss)
$185,740	$(185,740)

(i)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be

32

Notes to Financial Statements (Continued)

December 31, 2019

taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion and more	0.38%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.39%. During the year ended December 31, 2019, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $1,721,221.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

33

Notes to Financial Statements (Continued)

December 31, 2019

During the year ended December 31, 2019, NFM earned $442,176 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $6,101.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $176,777.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

34

Notes to Financial Statements (Continued)

December 31, 2019

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $608,519,601 and sales of $662,842,613 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2019, the Fund had purchases of $112,244,463 and sales of $208,417,865 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators

35

Notes to Financial Statements (Continued)

December 31, 2019

in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that

36

Notes to Financial Statements (Continued)

December 31, 2019

receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be

37

Notes to Financial Statements (Continued)

December 31, 2019

amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced by $185,740 and unrealized appreciation of investments was increased by $185,740, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$43,203,696	$—	$43,203,696	$—	$43,203,696

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$47,926,209	$—	$47,926,209	$—	$47,926,209

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Other Gains and Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$6,314,379	$—	$6,314,379	$—	$4,541	$43,799,842	$50,118,762

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,395,810,319	$53,874,372	$(9,761,359)	$44,113,013

38

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $0 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

During the year ended December 31, 2019, the Fund had capital loss carryforwards that were utilized of $14,907,595 and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

39

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Core Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

40

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

41

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

42

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

43

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted

that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

44

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

45

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

46

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

47

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

48

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

49

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

50

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

51

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

52

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

53

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

54

Annual Report

December 31, 2019

NVIT Government Money Market Fund

AR-MMKT 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Government Money Market Fund

For the annual period ended December 31, 2019, the NVIT Government Money Market Fund (Class I) returned 1.78% versus 1.79% for its benchmark, the iMoneyNet Money Fund AverageTM Government All. For broader comparison, the median return for the Fund’s Morningstar® peer category, Prime Money Market (consisting of 267 funds as of December 31, 2019), was 1.98% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The reporting period was characterized by declining short-term interest rates, including the temporary inversion of the money market yield curve. This was due to a shift in Federal Reserve (Fed) sentiment regarding the optimal level of the federal funds target rate, given an outlook of slower economic growth and weaker inflation resulting from uncertainties in U.S. trade policy and slowing global growth.

Throughout the reporting period, the economy continued to expand at a healthy, albeit slower, pace. Leading into the reporting period, gross domestic product (GDP) growth for fiscal year 2018 was 2.9%. However, in the first quarter, second quarter and third quarter of 2019, GDP growth slowed to 3.1%, 2.0% and 2.1%, respectively. Meanwhile, the unemployment rate continued to improve from already historical lows, declining from 3.9% in December 2018 to 3.5% by the end of the reporting period. Inflation was near the Fed’s 2% target level at the beginning of the reporting period, but then trended lower. The year-over-year change in the price index for core personal consumption expenditure fell from 1.8% in January 2019 to a low of 1.5% in March and again in May before ending at 1.6% in November.

From a market supply perspective, the third quarter of 2019 brought an early resolution to a potential debt ceiling crisis, as Congress and the President reached a two-year budget agreement in early August which included a two-year debt limit suspension. This resulted in net new bill issuance totaling $400 billion in the third quarter as the U.S. Treasury worked to replenish its cash balance. Also, during the reporting period, the Government Sponsored Enterprises continued to issue floating-rate securities tied to the Secured Overnight Financing Rate (SOFR). SOFR has been designated as an alternative to LIBOR (London Interbank Offered Rate) when and if LIBOR is phased out, as proposed, by the end of 2021.

In the months leading up to the beginning of the reporting period, the Fed expressed concerns over potential headwinds to the economic outlook stemming from global economic and financial developments, including heightened trade tensions between the United States and China, as well as challenges to the pace of global growth. As these potential headwinds began to take shape, the Fed began to alter its communications to the market as well as its forward-looking economic projections, beginning with the December 2018 Federal Open Market Committee (FOMC) meeting. Over time, the Fed’s monetary policy stance shifted from one of tightening to being patient to potentially easing if deemed necessary to maintain the economic expansion. Consequently, the reporting period began with the Fed in a patient stance on monetary policy and a range for the federal funds target rate of 2.25% - 2.50%. At the same time, in January 2019, the Federal Funds Futures Market implied a 65% probability of no Fed moves in 2019. However, by June, it was pricing in a 69% probability of the target rate range being reduced by at least 75 basis points (bps) by year-end. Subsequently, at each of the FOMC meetings in July, September, and October, the Fed lowered the federal funds target rate by 25 bps, referring to each action as a mid-cycle adjustment to policy due to “implications of global developments for the economic outlook as well as muted inflation pressures.” These policy actions brought the target rate range a total of 75 bps lower, from 2.25% - 2.50% to 1.50% - 1.75% by the end of October. Meanwhile, at the October FOMC meeting, the Fed shifted its stance on monetary policy once again, indicating that the current stance of monetary policy is likely to remain appropriate unless a material reassessment of the economic outlook occurs. Market participants perceived this shift in stance as a signal that the Fed was on hold. Indeed, the

3

Fund Commentary (cont.)	NVIT Government Money Market Fund

Fed left the federal funds target rate unchanged at 1.50% - 1.75% at its FOMC meeting in December.

Over the 12-month period, yields on Treasury securities generally fell, with the yield curve eventually becoming inverted. For instance, the yield on the 1-month Treasury bill declined 98 bps — from 2.43% at the beginning of the period to end at 1.45%. Similarly, the yield on the 1-year Treasury bill fell 101 bps — from 2.59% at the beginning of the period to end at 1.58%. The first portion of the Treasury bill curve to become inverted was the 6-month to 1-year area in March 2019, with the 1-month to 1-year inversion following in April. At its most inverted point, the yield spread between the 1-month and 1-year Treasury bills was -36 bps in the early part of September. However, as the Fed rate cuts continued, by the end of the reporting period the spread was back in positive territory. In September 2019, the market for repurchase agreements experienced significant volatility, with rates on overnight transactions collateralized by government securities exceeding 5% for a short time. The factors that drove rates higher were largely technical in nature — a confluence of events to include an increase in the amount of Treasury collateral to be financed as a result of a large Treasury settlement as well as a decrease in demand for repurchase agreements due to a corporate tax payment date — and were related to the manner in which the Fed implements monetary policy in an ample-reserves regime. The Fed intervened over the ensuing months to provide liquidity on both a temporary and permanent basis in order to regain control over short-term rates. This event was not a reflection of credit-related concerns, and resulted in a temporary upward boost in yield to the Fund due to the core position that the Fund holds in repurchase agreements.

Against the backdrop of declining short-term interest rates in the second half of the reporting period, we increased the Fund’s average maturity target range from 25 to 35 days at the beginning of the reporting period to 30 to 40 days in mid-March 2019. The average maturity extension was in response to the expectation of potential monetary policy easing by the Fed at some point in 2019. We extended the average maturity range again in October, taking it to 35 to 45 days, as it seemed likely the Fed would not be raising rates in the very near term. We found value in Treasury and agency floating-rate notes, which comprised 28% of Fund assets at period-end. This included SOFR-based floating-rate securities, which comprised 12% of Fund assets at the end of the period versus 2% a year earlier. We also added to the Fund’s Treasury and agency fixed-rate securities, which comprised 25% of Fund assets at the end of the period versus 17% a year earlier. This was primarily the result of an increasing allocation to Treasury notes and agency securities, while the Treasury bill position decreased slightly. The Fund’s weighted average maturity and weighted average life stood at 34 days and 104 days, respectively, at the end of December 2019, versus 21 days and 87 days a year earlier. The Fund’s longer average maturity stance and security allocations allowed it to remain competitive with comparably-invested government money market funds.

The Fund does not use derivatives.

Subadviser:

Federated Investment Management Company

The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is open to all investors and although it seeks to preserve the value of the investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Fund. The Fund may impose a fee upon sale of shares or temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund may invest in shares of other government money market mutual funds, including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Please refer to the most recent prospectus for a more detailed description of the Fund’s principal risks.

4

Fund Overview	NVIT Government Money Market Fund

Asset Allocation1

Repurchase Agreements	46.8%
U.S. Government Agency Securities	34.9%
U.S. Treasury Obligations	18.2%
Investment Companies	0.1%
Other assets in excess of liabilities†	0.0%
100.0%

Top Holdings2

U.S. Treasury Notes, 1.64%, 1/31/2021	2.2%
U.S. Treasury Bills, 2.13%, 2/27/2020	1.3%
FHLB, 1.70%, 4/3/2020	1.3%
FHLB, 1.57%, 7/17/2020	1.2%
FHLB, 1.56%, 5/14/2020	1.2%
U.S. Treasury Notes, 1.57%, 10/31/2020	1.2%
U.S. Treasury Bills, 1.89%, 2/13/2020	1.2%
FHLB Discount Notes, 1.68%, 3/20/2020	1.0%
U.S. Treasury Notes, 2.63%, 11/15/2020	1.0%
FHLB Discount Notes, 1.65%, 1/22/2020	0.9%
Other Holdings#	87.5%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Government Money Market Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	1.78%	0.72%	0.36%
Class II2	1.53%	0.57%	0.29%
Class IV	1.78%	0.72%	0.36%
Class V	1.83%	0.75%	0.38%
Class Y	1.94%	N/A	1.93%	[3]
iMoneyNet Money Fund AverageTM Government All	1.79%	0.75%	0.38%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class II shares (December 14, 2009), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class II shares has not been adjusted to reflect its lower expenses.

[3]	Since inception date of September 28, 2018.

Expense Ratios

Expense Ratio^
Class I	0.49%
Class II	0.74%
Class IV	0.49%
Class V	0.44%
Class Y	0.34%

^	Current effective prospectus dated April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Government Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Government Money Market Fund versus performance of the iMoneyNet Money Fund AverageTM Government All over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Government Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Money Market Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,007.90	2.48	0.49
	Hypothetical	(b)(c)	1,000.00	1,022.74	2.50	0.49
Class II Shares	Actual	(b)	1,000.00	1,006.60	3.74	0.74
	Hypothetical	(b)(c)	1,000.00	1,021.48	3.77	0.74
Class IV Shares	Actual	(b)	1,000.00	1,007.90	2.48	0.49
	Hypothetical	(b)(c)	1,000.00	1,022.74	2.50	0.49
Class V Shares	Actual	(b)	1,000.00	1,008.10	2.23	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.99	2.24	0.44
Class Y Shares	Actual	(b)	1,000.00	1,008.60	1.72	0.34
	Hypothetical	(b)(c)	1,000.00	1,023.49	1.73	0.34

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Government Money Market Fund

U.S. Government Agency Securities 34.9%

	Principal Amount	Value

FFCB
(ICE LIBOR USD 1 Month - 0.08%), 1.71%, 1/27/2020 (a)	$4,250,000	$4,249,988
(ICE LIBOR USD 1 Month - 0.07%), 1.67%, 2/12/2020 (a)	3,500,000	3,499,950
(ICE LIBOR USD 1 Month - 0.02%), 1.70%, 4/8/2020 (a)	4,000,000	4,000,000
(ICE LIBOR USD 1 Month - 0.03%), 1.68%, 4/9/2020 (a)	1,750,000	1,750,000
(ICE LIBOR USD 1 Month + 0.00%), 1.74%, 4/14/2020 (a)	10,000,000	10,000,000
(ICE LIBOR USD 1 Month - 0.01%), 1.76%, 7/20/2020 (a)	7,000,000	7,000,000
(ICE LIBOR USD 1 Month + 0.01%), 1.70%, 9/4/2020 (a)	8,000,000	7,999,864
(ICE LIBOR USD 1 Month + 0.00%), 1.74%, 11/13/2020 (a)	7,500,000	7,500,000
(ICE LIBOR USD 1 Month + 0.01%), 1.80%, 11/27/2020 (a)	3,750,000	3,749,916
(US Federal Funds Effective Rate (continuous series) + 0.13%), 1.68%, 3/8/2021 (a)	3,000,000	2,999,824
(SOFR + 0.12%), 1.66%, 3/18/2021 (a)	4,000,000	4,000,000
(SOFR + 0.08%), 1.62%, 6/10/2021 (a)	2,500,000	2,500,000
(SOFR + 0.08%), 1.62%, 7/9/2021 (a)	3,000,000	3,000,000
(SOFR + 0.08%), 1.62%, 9/13/2021 (a)	5,000,000	5,000,000
FFCB Discount Notes 2.33%, 4/2/2020	1,330,000	1,322,114
2.33%, 5/20/2020	1,000,000	990,978
FHLB
(ICE LIBOR USD 1 Month - 0.07%), 1.65%, 1/8/2020 (a)	5,000,000	5,000,000
(SOFR + 0.05%), 1.59%, 1/17/2020 (a)	9,000,000	9,000,000
(ICE LIBOR USD 1 Month - 0.05%), 1.69%, 1/17/2020 (a)	8,000,000	8,000,000
(ICE LIBOR USD 3 Month - 0.15%), 1.80%, 1/22/2020 (a)	3,500,000	3,500,000
(SOFR + 0.04%), 1.58%, 2/21/2020 (a)	2,250,000	2,250,074
(ICE LIBOR USD 3 Month - 0.12%), 1.79%, 2/28/2020 (a)	8,500,000	8,500,000
(ICE LIBOR USD 1 Month - 0.01%), 1.70%, 3/5/2020 (a)	3,000,000	3,000,000
(SOFR + 0.03%), 1.57%, 3/6/2020 (a)	8,600,000	8,600,000
(ICE LIBOR USD 1 Month - 0.06%), 1.68%, 3/12/2020 (a)	6,000,000	6,000,000
(ICE LIBOR USD 1 Month - 0.05%), 1.71%, 3/19/2020 (a)	5,000,000	5,000,000
(ICE LIBOR USD 1 Month + 0.05%), 1.84%, 3/25/2020 (a)	6,000,000	6,000,000
(SOFR + 0.07%), 1.61%, 3/26/2020 (a)	5,500,000	5,500,000
(SOFR + 0.07%), 1.61%, 3/27/2020 (a)	7,000,000	7,000,000
(ICE LIBOR USD 1 Month + 0.05%), 1.84%, 3/27/2020 (a)	10,500,000	10,500,000
1.70%, 4/3/2020	21,000,000	20,994,461
1.72%, 4/16/2020	10,000,000	9,999,615

U.S. Government Agency Securities (continued)

	Principal Amount	Value

FHLB (continued)
(ICE LIBOR USD 1 Month - 0.03%), 1.74%, 4/20/2020 (a)	$5,500,000	$5,500,000
1.69%, 4/28/2020	5,000,000	4,999,939
(ICE LIBOR USD 1 Month - 0.02%), 1.67%, 5/4/2020 (a)	6,000,000	6,000,000
(SOFR + 0.06%), 1.60%, 5/6/2020 (a)	5,000,000	5,000,000
(ICE LIBOR USD 3 Month - 0.25%), 1.65%, 5/11/2020 (a)	8,000,000	8,000,000
(SOFR + 0.02%), 1.56%, 5/14/2020 (a)	20,000,000	20,000,000
(ICE LIBOR USD 3 Month - 0.22%), 1.67%, 6/11/2020 (a)	4,500,000	4,500,000
(ICE LIBOR USD 1 Month - 0.05%), 1.66%, 6/17/2020 (a)	10,000,000	10,000,000
1.95%, 6/17/2020	9,000,000	9,000,000
(SOFR + 0.04%), 1.58%, 6/19/2020 (a)	8,250,000	8,250,000
(SOFR + 0.03%), 1.57%, 7/17/2020 (a)	20,000,000	20,000,000
(SOFR + 0.10%), 1.64%, 7/17/2020 (a)	8,250,000	8,250,000
2.10%, 7/23/2020	10,000,000	10,000,000
1.94%, 9/4/2020	7,000,000	7,000,000
(ICE LIBOR USD 3 Month - 0.20%), 1.70%, 9/18/2020 (a)	3,750,000	3,750,000
(SOFR + 0.05%), 1.59%, 9/28/2020 (a)	5,000,000	5,000,000
(SOFR + 0.11%), 1.64%, 10/1/2020 (a)	3,750,000	3,750,000
(SOFR + 0.12%), 1.66%, 10/7/2020 (a)	3,500,000	3,500,000
(SOFR + 0.13%), 1.67%, 10/16/2020 (a)	8,000,000	8,000,000
(ICE LIBOR USD 3 Month - 0.12%), 1.79%, 11/5/2020 (a)	7,500,000	7,500,000
(ICE LIBOR USD 1 Month + 0.00%), 1.74%, 11/16/2020 (a)	8,000,000	8,000,000
(ICE LIBOR USD 1 Month - 0.04%), 1.73%, 11/20/2020 (a)	10,000,000	10,000,000
(ICE LIBOR USD 1 Month - 0.04%), 1.71%, 12/18/2020 (a)	4,000,000	4,000,000
(SOFR + 0.10%), 1.64%, 12/23/2020 (a)	4,750,000	4,750,000
(SOFR + 0.05%), 1.59%, 1/22/2021 (a)	3,500,000	3,500,000
(SOFR + 0.05%), 1.59%, 1/28/2021 (a)	6,000,000	6,000,000
(SOFR + 0.10%), 1.64%, 2/22/2021 (a)	4,500,000	4,500,000
(SOFR + 0.07%), 1.61%, 2/26/2021 (a)	3,600,000	3,600,000
(ICE LIBOR USD 1 Month + 0.02%), 1.78%, 3/19/2021 (a)	7,000,000	7,000,000
(SOFR + 0.17%), 1.71%, 4/9/2021 (a)	4,000,000	4,000,000
(SOFR + 0.08%), 1.62%, 6/11/2021 (a)	6,000,000	6,000,000
(SOFR + 0.08%), 1.62%, 7/8/2021 (a)	7,000,000	7,000,000
(SOFR + 0.08%), 1.62%, 7/23/2021 (a)	5,750,000	5,750,000

9

Statement of Investments (Continued)

December 31, 2019

NVIT Government Money Market Fund (Continued)

U.S. Government Agency Securities (continued)

	Principal Amount	Value

FHLB Discount Notes 2.02%, 1/8/2020	$5,750,000	$5,747,742
1.76%, 1/21/2020	12,500,000	12,487,797
1.65%, 1/22/2020	14,500,000	14,486,044
1.70%, 2/26/2020	5,000,000	4,986,778
1.58%, 3/13/2020	10,000,000	9,968,500
1.59%, 3/18/2020	6,000,000	5,979,723
1.68%, 3/20/2020	17,000,000	16,937,524
1.58%, 3/31/2020	6,000,000	5,976,450
1.60%, 4/9/2020	8,000,000	7,964,910
1.61%, 4/24/2020	5,000,000	4,974,667
1.59%, 4/27/2020	5,000,000	4,974,325
1.59%, 6/12/2020	4,500,000	4,467,807
1.60%, 6/19/2020	5,000,000	4,962,576
FHLMC 2.46%, 4/8/2020	8,000,000	8,000,000
(SOFR + 0.04%), 1.58%, 9/10/2020 (a)	5,600,000	5,600,000
(SOFR + 0.06%), 1.60%, 6/14/2021 (a)	12,000,000	12,000,000
FHLMC Discount notes, 1.67%, 3/5/2020	5,500,000	5,483,681
FNMA
(SOFR + 0.16%), 1.70%, 1/30/2020 (a)	4,000,000	4,000,000
(SOFR + 0.08%), 1.62%, 10/30/2020 (a)	5,000,000	5,000,000
(SOFR + 0.04%), 1.58%, 1/29/2021 (a)	2,250,000	2,250,000

Total U.S. Government Agency Securities (cost $566,755,247)		566,755,247

U.S. Treasury Obligations 18.2%
U.S. Treasury Bills 2.01%, 1/16/2020	12,000,000	11,989,950
1.89%, 2/13/2020	19,500,000	19,455,979
2.13%, 2/27/2020	21,750,000	21,676,971
1.83%, 3/12/2020	11,500,000	11,458,608
1.86%, 3/19/2020	12,250,000	12,200,814
1.63%, 4/9/2020	8,000,000	7,964,250
1.62%, 4/30/2020	6,000,000	5,967,800
1.63%, 7/16/2020	2,500,000	2,477,837
1.82%, 8/13/2020	8,000,000	7,910,000
1.76%, 9/10/2020	8,600,000	8,494,836
U.S. Treasury Notes 1.25%, 1/31/2020	1,750,000	1,748,160
1.25%, 2/29/2020	9,000,000	8,987,362
1.13%, 3/31/2020	7,500,000	7,485,747
1.38%, 3/31/2020	2,500,000	2,492,767
1.50%, 4/15/2020	6,000,000	5,990,959
1.38%, 4/30/2020	11,750,000	11,732,761
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 1.56%, 4/30/2020 (a)	3,800,000	3,800,100
2.38%, 4/30/2020	2,500,000	2,502,767
3.50%, 5/15/2020	5,500,000	5,529,999
1.38%, 5/31/2020	4,750,000	4,738,723
1.50%, 5/31/2020	9,500,000	9,487,242
2.50%, 6/30/2020	1,650,000	1,654,875

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (continued)
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 1.57%, 7/31/2020 (a)	$4,250,000	$4,248,554
2.63%, 7/31/2020	4,700,000	4,726,905
1.38%, 8/31/2020	2,000,000	1,996,084
2.63%, 8/31/2020	11,000,000	11,054,929
2.75%, 9/30/2020	6,850,000	6,905,764
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 1.57%, 10/31/2020 (a)	20,000,000	19,992,593
2.88%, 10/31/2020	3,250,000	3,282,836
2.63%, 11/15/2020	15,700,000	15,828,083
2.75%, 11/30/2020	3,000,000	3,028,924
(US Treasury 3 Month Bill Money Market Yield + 0.12%), 1.64%, 1/31/2021 (a)	36,000,000	35,985,359
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 1.67%, 4/30/2021 (a)	8,000,000	7,999,843
(US Treasury 3 Month Bill Money Market Yield + 0.30%), 1.83%, 10/31/2021 (a)	5,000,000	5,002,996

Total U.S. Treasury Obligations (cost $295,801,377)		295,801,377

Investment Companies 0.1%

	Shares

Asset Management 0.1%
Federated Government Obligations Fund, Premier Shares, 1.53% (b)	1,000,000	1,000,000
Federated Treasury Obligations Fund, Institutional Shares, 1.51% (b)	1,000,000	1,000,000

Total Investment Companies (cost $2,000,000)		2,000,000

Repurchase Agreements 46.8%

	Principal Amount

ABN Amro Bank NV, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $50,004,361, collateralized by U.S. Government Agency Securities, ranging from 2.15% - 5.00%, maturing 9/1/2024 - 11/20/2069; total market value $51,277,718. (c)	$50,000,000	50,000,000
Barclays Bank plc, 1.68%, dated 12/2/2019, due 1/6/2020, repurchase price $18,029,400, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.75% - 5.25%, maturing 12/31/2024 - 8/20/2048; total market value $18,389,646. (c)(d)	18,000,000	18,000,000

10

Statement of Investments (Continued)

December 31, 2019

NVIT Government Money Market Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Barclays Bank plc, 1.67%, dated 11/13/2019, due 1/14/2020, repurchase price $15,043,142, collateralized by U.S. Government Treasury Securities, 1.75%, maturing 12/31/2024; total market value $15,342,810. (c)(d)	$15,000,000	$15,000,000
Barclays Bank plc, 1.67%, dated 11/20/2019, due 1/21/2020, repurchase price $40,115,044, collateralized by U.S. Government Agency Securities, 4.50%, maturing 8/20/2048; total market value $40,914,070. (c)(d)	40,000,000	40,000,000
Barclays Capital, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $100,008,611, collateralized by U.S. Government Treasury Securities, 1.63%, maturing 12/31/2021; total market value $102,008,836. (c)	100,000,000	100,000,000
BNP Paribas SA, 1.65%, dated 12/2/2019, due 2/3/2020, repurchase price $52,150,150, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 8.00%, maturing 2/29/2020 - 11/1/2049; total market value $53,304,596. (c)(d)	52,000,000	52,000,000
BNP Paribas SA, 1.67%, dated 11/25/2019, due 1/7/2020, repurchase price $45,089,763, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 4.50%, maturing 2/27/2020 -11/20/2049; total market value $45,998,744. (c)(d)	45,000,000	45,000,000
ING Financial Markets LLC, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $134,011,688, collateralized by U.S. Government Agency and Treasury Securities, ranging from 2.88% - 5.50%, maturing 11/30/2025 - 5/1/2058; total market value $136,691,922. (c)	134,000,000	134,000,000
Natixis Financial Products LLC, 1.65%, dated 11/4/2019, due 1/3/2020, repurchase price $38,104,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.00%, maturing 7/15/2020 - 11/20/2049; total market value $38,865,299. (c)(d)	38,000,000	38,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Natixis Financial Products LLC, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $40,003,489, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 6.00%, maturing 5/15/2025 -9/1/2049; total market value $40,914,143. (c)	$40,000,000	$40,000,000
Wells Fargo Securities LLC, 1.58%, dated 12/31/2019, due 1/2/2020, repurchase price $225,019,750, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 7.93%, maturing 1/15/2020 -4/1/2056; total market value $229,520,563. (c)	225,000,000	225,000,000

Total Repurchase Agreements (cost $757,000,000)		757,000,000

Total Investment (cost $1,621,556,624) — 100.0%		1,621,556,624

Other assets in excess of liabilities — 0.0%		707,003

NET ASSETS — 100.0%		$1,622,263,627

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.

(b)	Represents 7-day effective yield as of December 31, 2019.

(c)	Please refer to Note 2(b) for additional information on the joint repurchase agreement.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2019

NVIT Government Money Market Fund
Assets:
Investment securities, at value (cost $864,556,624)	$864,556,624
Repurchase agreement, at value (cost $757,000,000)	757,000,000
Cash	646,867
Interest and dividends receivable	2,037,026
Receivable for capital shares issued	2,445,760
Prepaid expenses	2,453

Total Assets	1,626,688,730

Liabilities:
Payable for capital shares redeemed	3,711,193
Accrued expenses and other payables:
Investment advisory fees	403,885
Fund administration fees	65,108
Distribution fees	26,777
Administrative servicing fees	175,509
Accounting and transfer agent fees	788
Trustee fees	100
Custodian fees	601
Compliance program costs (Note 3)	1,714
Professional fees	17,531
Printing fees	21,794
Other	103

Total Liabilities	4,425,103

Net Assets	$1,622,263,627

Represented by:
Capital	$1,622,277,722
Total distributable earnings (loss)	(14,095)

Net Assets	$1,622,263,627

Net Assets:
Class I Shares	$795,519,439
Class II Shares	130,428,834
Class IV Shares	30,996,572
Class V Shares	619,587,718
Class Y Shares	45,731,064

Total	$1,622,263,627

12

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT Government Money Market Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	795,528,476
Class II Shares	130,427,864
Class IV Shares	30,997,064
Class V Shares	619,595,274
Class Y Shares	45,731,066

Total	1,622,279,744

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class II Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00
Class Y Shares	$1.00

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2019

NVIT Government Money Market Fund
INVESTMENT INCOME:
Interest income	$36,838,952
Dividend income	41,525

Total Income	36,880,477

EXPENSES:
Investment advisory fees	4,785,871
Fund administration fees	492,065
Distribution fees Class II Shares	373,619
Administrative servicing fees Class I Shares	1,207,740
Administrative servicing fees Class II Shares	224,172
Administrative servicing fees Class IV Shares	49,310
Administrative servicing fees Class V Shares	629,492
Professional fees	90,720
Printing fees	41,097
Trustee fees	59,795
Custodian fees	28,055
Accounting and transfer agent fees	4,274
Compliance program costs (Note 3)	7,316
Other	36,998

Total expenses before earnings credit	8,030,524

Earnings credit (Note 4)	(273)

Net Expenses	8,030,251

NET INVESTMENT INCOME	28,850,226

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$28,850,226

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Government Money Market Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$28,850,226	$22,135,671
Net realized gains	–	146

Change in net assets resulting from operations	28,850,226	22,135,817

Distributions to Shareholders From:
Distributable earnings:
Class I	(14,219,814)	(11,214,659)
Class II	(2,287,161)	(1,897,041)
Class IV	(581,460)	(493,980)
Class V	(11,394,944)	(8,545,160)
Class Y	(366,956)	(97	)(a)

Change in net assets from shareholder distributions	(28,850,335)	(22,150,937)

Change in net assets from capital transactions	(58,992,176)	(28,669,017)

Change in net assets	(58,992,285)	(28,684,137)

Net Assets:
Beginning of year	1,681,255,912	1,709,940,049

End of year	$1,622,263,627	$1,681,255,912

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$267,550,125	$408,444,866
Dividends reinvested	14,219,814	11,214,659
Cost of shares redeemed	(360,463,937)	(372,311,768)

Total Class I Shares	(78,693,998)	47,347,757

Class II Shares
Proceeds from shares issued	337,281,646	544,723,321
Dividends reinvested	2,287,161	1,897,041
Cost of shares redeemed	(423,298,840)	(499,912,422)

Total Class II Shares	(83,730,033)	46,707,940

Class IV Shares
Proceeds from shares issued	8,810,191	18,799,198
Dividends reinvested	581,460	493,980
Cost of shares redeemed	(12,930,198)	(23,598,436)

Total Class IV Shares	(3,538,547)	(4,305,258)

Class V Shares
Proceeds from shares issued	592,604,150	501,060,271
Dividends reinvested	11,394,944	8,545,160
Cost of shares redeemed	(542,739,661)	(628,044,984)

Total Class V Shares	61,259,433	(118,439,553)

Class Y Shares
Proceeds from shares issued	161,357,736	20,000	(a)
Dividends reinvested	366,416	97	(a)
Cost of shares redeemed	(116,013,183)	–	(a)

Total Class Y Shares	45,710,969	20,097	(a)

Change in net assets from capital transactions	$(58,992,176)	$(28,669,017)

15

Statements of Changes in Net Assets (Continued)

	NVIT Government Money Market Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018

SHARE TRANSACTIONS:
Class I Shares
Issued	267,550,090	408,444,678
Reinvested	14,219,848	11,214,847
Redeemed	(360,463,937)	(372,311,768)

Total Class I Shares	(78,693,999)	47,347,757

Class II Shares
Issued	337,281,647	544,723,322
Reinvested	2,287,161	1,897,041
Redeemed	(423,298,840)	(499,912,423)

Total Class II Shares	(83,730,032)	46,707,940

Class IV Shares
Issued	8,810,191	18,799,188
Reinvested	581,460	493,991
Redeemed	(12,930,198)	(23,598,436)

Total Class IV Shares	(3,538,547)	(4,305,257)

Class V Shares
Issued	592,604,018	501,060,004
Reinvested	11,395,076	8,545,426
Redeemed	(542,739,661)	(628,044,984)

Total Class V Shares	61,259,433	(118,439,554)

Class Y Shares
Issued	161,357,736	20,000 (a)
Reinvested	366,416	97 (a)
Redeemed	(116,013,183)	– (a)

Total Class Y Shares	45,710,969	20,097 (a)

Total change in shares	(58,992,176)	(28,669,017)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from October 1, 2018 (commencement of operations) through December 31, 2018.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Money Market Fund

		Operations				Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)
Class I Shares
Year Ended December 31, 2019	$1.00	0.02	–	0.02		(0.02)	–	(0.02)	$1.00	1.78%	$795,519,439	0.49%	1.77%	0.49%
Year Ended December 31, 2018	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	1.39%	$874,213,490	0.49%	1.38%	0.49%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.42%	$826,873,477	0.50%	0.41%	0.50%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.01%	$908,272,620	0.52%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	– (f)	$939,913,177	0.26%	–	0.58%

Class II Shares
Year Ended December 31, 2019	$1.00	0.02	–	0.02		(0.02)	–	(0.02)	$1.00	1.53%	$130,428,834	0.74%	1.53%	0.74%
Year Ended December 31, 2018	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	1.14%	$214,158,876	0.74%	1.13%	0.74%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.22%	$167,452,383	0.71%	0.21%	0.75%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	–	$159,575,280	0.53%	–	0.83%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	– (f)	$230,169,112	0.26%	–	0.83%

Class IV Shares
Year Ended December 31, 2019	$1.00	0.02	–	0.02		(0.02)	–	(0.02)	$1.00	1.78%	$30,996,572	0.49%	1.77%	0.49%
Year Ended December 31, 2018	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	1.39%	$34,535,120	0.49%	1.37%	0.49%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.42%	$38,840,718	0.50%	0.41%	0.51%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.01%	$43,170,672	0.52%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	– (f)	$42,706,746	0.25%	–	0.58%

Class V Shares
Year Ended December 31, 2019	$1.00	0.02	–	0.02		(0.02)	–	(0.02)	$1.00	1.83%	$619,587,718	0.44%	1.81%	0.44%
Year Ended December 31, 2018	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	1.44%	$558,328,329	0.44%	1.41%	0.44%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.47%	$676,773,471	0.45%	0.47%	0.45%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.03%	$568,196,462	0.50%	0.03%	0.53%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	– (f)	$534,378,220	0.26%	–	0.53%

Class Y Shares
Year Ended December 31, 2019	$1.00	0.02	–	0.02		(0.02)	–	(0.02)	$1.00	1.94%	$45,731,064	0.34%	1.72%	0.34%
Period Ended December 31, 2018 (g)	$1.00	–	–	–		–	–	–	$1.00	0.49%	$20,097	0.34%	1.94%	0.34%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)

Includes payment by the investment adviser to offset capital losses incurred by the Fund due to the sale of securities. The payment was less than $0.005 per share. The effect of such payment did not affect the amount shown as total return for the period.

(g)	For the period from October 1, 2018 (commencement of operations) through December 31, 2018. Total return is calculated based on inception date of September 28, 2018 through December 31, 2018.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Government Money Market Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV, Class V, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. The Fund invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets, excluding cash, in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities.

The Fund does not currently intend to impose liquidity fees or redemption gates on shareholder redemptions. However, the Board of Trustees of the Trust (“Board of Trustees”) may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders. Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

The Fund is a diversified fund, as defined in the 1940 Act.

18

Notes to Financial Statements (Continued)

December 31, 2019

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing

19

Notes to Financial Statements (Continued)

December 31, 2019

service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Securities held by the Fund are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

20

Notes to Financial Statements (Continued)

December 31, 2019

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$2,000,000	$—	$—	$2,000,000
Repurchase Agreements	—	757,000,000	—	757,000,000
U.S. Government Agency Securities	—	566,755,247	—	566,755,247
U.S. Treasury Obligations	—	295,801,377	—	295,801,377
Total	$2,000,000	$1,619,556,624	$—	$1,621,556,624

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with another series of the Nationwide Mutual Funds (“NMF”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

ABN Amro Bank NV, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $100,008,722, collateralized by U.S. Government Agency Securities, ranging from 2.15% - 5.00%, maturing 9/1/2024 - 11/20/2069; total market value $102,555,437.

Barclays Bank plc, 1.68%, dated 12/2/2019, due 1/6/2020, repurchase price $25,040,833, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.75% - 5.25%, maturing 12/31/2024 - 8/20/2048; total market value $25,541,175.

Barclays Bank plc, 1.67%, dated 11/13/2019, due 1/14/2020, repurchase price $20,057,523, collateralized by U.S. Government Treasury Securities, 1.75%, maturing 12/31/2024; total market value $20,457,080.

Barclays Bank plc, 1.67%, dated 11/20/2019, due 1/21/2020, repurchase price $50,143,805, collateralized by U.S. Government Agency Securities, 4.50%, maturing 8/20/2048; total market value $51,142,588.

Barclays Capital, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $100,008,611, collateralized by U.S. Government Treasury Securities, 1.63%, maturing 12/31/2021; total market value $102,008,836.

BNP Paribas SA, 1.65%, dated 12/2/2019, due 2/3/2020, repurchase price $70,202,125, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 8.00%, maturing 2/29/2020 - 11/1/2049; total market value $71,756,187.

21

Notes to Financial Statements (Continued)

December 31, 2019

BNP Paribas SA, 1.67%, dated 11/25/2019, due 1/7/2020, repurchase price $65,129,657, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 4.50%, maturing 2/27/2020 - 11/20/2049; total market value $66,442,630.

ING Financial Markets LLC, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $180,015,700, collateralized by U.S. Government Agency and Treasury Securities, ranging from 2.88% - 5.50%, maturing 11/30/2025 - 5/1/2058; total market value $183,616,014.

Natixis Financial Products LLC, 1.65%, dated 11/4/2019, due 1/3/2020, repurchase price $50,137,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.00%, maturing 7/15/2020 - 11/20/2049; total market value $51,138,551.

Natixis Financial Products LLC, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $50,004,361, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 6.00%, maturing 5/15/2025 - 9/1/2049; total market value $51,142,678.

Wells Fargo Securities LLC, 1.58%, dated 12/31/2019, due 1/2/2020, repurchase price $300,026,333, collateralized by U.S. Government Agency Securities, ranging from 0.00% -7.93%, maturing 1/15/2020 - 4/1/2056; total market value $306,027,417.

At December 31, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ABN Amro Bank NV	$50,000,000	$—	$50,000,000	$(50,000,000)	$—
Barclays Bank plc	18,000,000	—	18,000,000	(18,000,000)	—
Barclays Bank plc	15,000,000	—	15,000,000	(15,000,000)	—
Barclays Bank plc	40,000,000	—	40,000,000	(40,000,000)	—
Barclays Capital, Inc.	100,000,000	—	100,000,000	(100,000,000)	—
BNP Paribas SA	52,000,000	—	52,000,000	(52,000,000)	—
BNP Paribas SA	45,000,000	—	45,000,000	(45,000,000)	—
ING Financial Markets LLC	134,000,000	—	134,000,000	(134,000,000)	—
Natixis Financial Products LLC	38,000,000	—	38,000,000	(38,000,000)	—
Natixis Financial Products LLC	40,000,000	—	40,000,000	(40,000,000)	—
Wells Fargo Securities LLC	225,000,000	—	225,000,000	(225,000,000)	—
Total	$757,000,000	$—	$757,000,000	$(757,000,000)	$—

22

Notes to Financial Statements (Continued)

December 31, 2019

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to adjustments from amortization of callable bonds. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

23

Notes to Financial Statements (Continued)

December 31, 2019

authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.30%
$1 billion up to $2 billion	0.28%
$2 billion up to $5 billion	0.26%
$5 billion and more	0.24%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.29%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

24

Notes to Financial Statements (Continued)

December 31, 2019

During the year ended December 31, 2019, NFM earned $492,065 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $7,316.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, 0.20% of the average daily net assets of Class IV shares, and 0.10% of the average daily net assets of Class V shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15%, 0.15%, 0.15% and 0.10% for Class I, Class II, Class IV and Class V shares, respectively, for a total amount of $2,110,714.

4.  Earnings Credit

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

25

Notes to Financial Statements (Continued)

December 31, 2019

6.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

7.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$28,850,335	$—	$28,850,335	$—	$28,850,335

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,150,937	$—	$22,150,937	$—	$22,150,937

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
$—	$—	$—	$(13,985)	$(110)	$—	$(14,095)

Amounts designated as “—” are zero or have been rounded to zero.

*

Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

26

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,621,556,624	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $110 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

8.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Government Money Market Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

29

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

30

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

31

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

32

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

34

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

37

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

38

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

39

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

40

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

41

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

42

Annual Report

December 31, 2019

NVIT Dynamic U.S. Growth Fund

AR-DYGR 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Dynamic U.S. Growth Fund

For the annual period ended December 31, 2019, the NVIT Dynamic U.S. Growth Fund (Class I) returned 37.62%* versus 31.49% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Blend (consisting of 289 funds as of December 31, 2019), was 30.66% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund produced a positive total return and outperformed the benchmark during 2019 due to the Fund’s extended U.S. equity and long Treasury bond positions. Equities as well as bonds made significant gains during the year. The S&P 500 rose 31.49%, its best annual return since 2013, while the Bloomberg Barclays Long U.S. Treasury Index (which tracks investment-grade U.S. Treasury securities with a remaining maturity of 10 or more years) gained 14.83%.

In January, Federal Reserve (Fed) Chair Powell suggested that the Fed would be flexible and patient regarding future rate hikes and removed the language from its communication about “further increases” in rates, a marked change from his tone in late 2018. Other central banks, including the European Central Bank (ECB), the Bank of Canada, and the Reserve Bank of Australia, took a cue from the Fed and shifted to a more dovish stance. U.S. equities rallied on the news, erasing the steep loss incurred during the fourth quarter of 2018, while Treasury yields tumbled. Stubbornly low inflation and fears that ongoing trade tensions may cause further slowing in global growth also weighed on yields.

Throughout the third quarter of 2019, equities were only modestly higher as investors considered the impact of the ongoing trade negotiations between the United States and China, while macroeconomic indicators also deteriorated. The Fed cut interest rates by 25 basis points three times in 2019 (during July, September, and October) to a range of 1.5% to 1.75%, which kept a floor under equities, while longer-term interest rates continued to fall.

A clearer geopolitical outlook and signs of stabilization in forward-looking macroeconomic indicators helped risk asset gains in the fourth quarter of 2019. Equity markets rallied, yield curves steepened, and credit spreads narrowed. In trade news, President Trump and President Xi agreed to a Phase 1 trade deal that prevented an increase in the U.S. tariffs on December 15th and rolled back one-half of those imposed on September 15th. The U.S. also approved the U.S.-Mexico-Canada Agreement (USMCA), replacing NAFTA. The Conservative Party won a majority decision in the UK election, implying that Prime Minister Boris Johnson will proceed with Brexit on January 31, 2020. On the macroeconomic front, U.S. gross domestic product (GDP) expanded by 2.1% (annualized) in the third quarter of 2019. This was better than expected and stronger than second-quarter growth. December unemployment showed that joblessness declined to 3.5% (its lowest point since 1969) with better-than-expected wage inflation. Manufacturing and services PMIs indicated modest expansion.

Two allocation shifts were made to the Fund during 2019. Early in January, the target allocation was changed from 120% stocks and 20% bonds to approximately 110% stocks and 20% bonds. The impetus for the change was largely the same as the trade in December. Specifically, market volatility increased further due to growing fears of a sharp slowdown in both U.S. and global growth as well as ongoing uncertainty around trade tariffs. In addition to volatility, lower earnings expectations also factored into the reduced equity allocation as 2019 Institutional Brokers’ Estimate System (IBES) earnings growth estimates for the S&P 500 declined marginally. This was the first earnings reduction we have seen in about a year, and though it was a modest one, analysts are typically slow to reduce estimates.

Finally, the Fund’s allocation was changed from 110% stocks and 20% bonds to approximately 110% stocks and 10% bonds during August 2019. The steep rise in bond prices and flattening of the yield curve during 2019 prompted the move out of bonds. Decelerating economic momentum,

3

Fund Commentary (cont.)	NVIT Dynamic U.S. Growth Fund

falling inflation, and a dovish turn from the Fed drove prices of long-term bonds significantly higher. Yields at the front end of the curve, meanwhile, have fallen less than long-term yields, leading to a compressed term premium. Long Treasuries are thus less attractive relative to cash, prompting a 10% reduction in the bond allocation. The Fund’s asset allocation was the main driver of the Fund’s performance for the reporting period.

Derivatives in the Fund are used to gain cost-effective equity and bond exposure as well as to hedge tail risk**. The Fund’s strategy can employ equity and Treasury index funds, futures contracts on equity index and Treasury bonds, as well as options to gain the relevant market exposure. These highly liquid benchmark-based instruments are extremely effective and cost-efficient in gaining relevant stock or bond market exposure, and generally have minimal market impact.

We continue to utilize long call options for equity exposure above 100% (currently 10%) and opportunistically for the bond exposure. Options are another line of defense in the event of steep market declines or spikes in volatility. They have the dual benefit of providing upside participation when the underlying asset rallies while reducing exposure when the asset falls.

During the reporting period, the Fund employed the use of derivatives, specifically futures, and call options to manage duration exposure. Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates. In 2019, they contributed positively to Fund performance.

Subadviser:

Mellon Investments Corporation

Portfolio Managers:

Vassilis Dagioglu; Joseph Miletich, CFA; and James H. Stavena

*High double-digit returns are unusual and cannot be sustained.

**A “tail” means the end sections (left and right) of a bell-shaped distribution curve. The left end of the curve represents the lowest returns, while the right side represents the highest returns. Hedging tail risk aims to protect against loss-making events (left side) while maintaining participation in profit-making events (right side).

The Fund is subject to the risks of investing in equity securities and fixed-income securities. Growth funds may underperform other funds that use different investing styles. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund’s strategy may lead to above-average short-term volatility. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Dynamic U.S. Growth Fund

Asset Allocation1

Common Stocks	79.9%
Short-Term Investment	13.5%
Purchased Options	1.6%
Repurchase Agreements	0.7%
Futures Contracts	(0.1)%
Other assets in excess of liabilities	4.4%
100.0%

Top Holdings2

U.S. Treasury Bills, 1.51%, 3/5/2020	14.1%
Apple, Inc.	3.8%
Microsoft Corp.	3.8%
Amazon.com, Inc.	2.4%
Facebook, Inc., Class A	1.5%
Berkshire Hathaway, Inc., Class B	1.4%
JPMorgan Chase & Co.	1.4%
Alphabet, Inc., Class A	1.3%
Alphabet, Inc., Class C	1.3%
Johnson & Johnson	1.2%
Other Holdings#	67.8%
100.0%

Top Industries2

Software	5.9%
Banks	4.7%
IT Services	4.5%
Technology Hardware, Storage & Peripherals	4.2%
Interactive Media & Services	4.1%
Pharmaceuticals	3.9%
Semiconductors & Semiconductor Equipment	3.5%
Oil, Gas & Consumable Fuels	3.3%
Health Care Equipment & Supplies	3.0%
Internet & Direct Marketing Retail	2.8%
Other Industries#	60.1%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Dynamic U.S. Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	37.62%	13.50%	13.47%
Class II	37.33%	13.23%	13.18%
S&P 500® Index	31.49%	11.70%	13.56%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.68%	0.61%
Class II	0.93%	0.86%

^

Current effective prospectus dated April 30, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Dynamic U.S. Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Dynamic U.S. Growth Fund versus performance of the S&P 500® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Dynamic U.S. Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Dynamic U.S. Growth Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,122.50	3.26	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61
Class II Shares	Actual	(b)	1,000.00	1,121.40	4.60	0.86
	Hypothetical	(b)(c)	1,000.00	1,020.87	4.38	0.86

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Dynamic U.S. Growth Fund

Common Stocks 79.9%

	Shares	Value

Aerospace & Defense 2.0%
Arconic, Inc.	20,119	$619,062
Boeing Co. (The)	27,075	8,819,952
General Dynamics Corp.	11,986	2,113,731
Huntington Ingalls Industries, Inc.	2,117	531,113
L3Harris Technologies, Inc.	11,234	2,222,872
Lockheed Martin Corp.	12,503	4,868,418
Northrop Grumman Corp.	7,984	2,746,256
Raytheon Co.	14,089	3,095,917
Textron, Inc.	11,859	528,911
TransDigm Group, Inc.	2,498	1,398,880
United Technologies Corp.	41,084	6,152,740

		33,097,852

Air Freight & Logistics 0.4%
CH Robinson Worldwide, Inc. (a)	6,781	530,274
Expeditors International of Washington, Inc.	8,547	666,837
FedEx Corp.	12,168	1,839,924
United Parcel Service, Inc., Class B	35,485	4,153,874

		7,190,909

Airlines 0.3%
Alaska Air Group, Inc. (a)	6,214	420,998
American Airlines Group, Inc. (a)	20,172	578,533
Delta Air Lines, Inc.	29,189	1,706,973
Southwest Airlines Co.	24,357	1,314,791
United Airlines Holdings, Inc.*	11,007	969,607

		4,990,902

Auto Components 0.1%
Aptiv plc	12,841	1,219,510
BorgWarner, Inc.	10,746	466,161

		1,685,671

Automobiles 0.3%
Ford Motor Co.	195,466	1,817,834
General Motors Co.	63,531	2,325,234
Harley-Davidson, Inc. (a)	8,258	307,115

		4,450,183

Banks 4.5%
Bank of America Corp.	412,802	14,538,886
Citigroup, Inc.	111,236	8,886,644
Citizens Financial Group, Inc.	22,809	926,274
Comerica, Inc.	7,856	563,668
Fifth Third Bancorp	36,217	1,113,311
First Republic Bank	8,463	993,979
Huntington Bancshares, Inc. (a)	52,393	790,086
JPMorgan Chase & Co.	159,292	22,205,305
KeyCorp (a)	50,192	1,015,886
M&T Bank Corp.	6,805	1,155,149
People’s United Financial, Inc. (a)	23,100	390,390
PNC Financial Services Group, Inc. (The)	22,537	3,597,581
Regions Financial Corp.	50,408	865,001
SVB Financial Group*	2,608	654,712
Truist Financial Corp.	67,479	3,800,417
US Bancorp	72,517	4,299,533
Wells Fargo & Co.	196,297	10,560,779
Zions Bancorp NA	9,304	483,064

		76,840,665

Common Stocks (continued)

	Shares	Value

Beverages 1.4%
Brown-Forman Corp., Class B (a)	9,155	$618,878
Coca-Cola Co. (The)	195,267	10,808,029
Constellation Brands, Inc., Class A	8,338	1,582,136
Molson Coors Brewing Co., Class B	9,507	512,427
Monster Beverage Corp.*	19,504	1,239,479
PepsiCo, Inc.	70,527	9,638,925

		24,399,874

Biotechnology 1.6%
AbbVie, Inc.	74,886	6,630,407
Alexion Pharmaceuticals, Inc.*	11,174	1,208,468
Amgen, Inc.	30,218	7,284,653
Biogen, Inc.*	9,328	2,767,898
Gilead Sciences, Inc.	63,879	4,150,857
Incyte Corp.*	8,951	781,601
Regeneron Pharmaceuticals, Inc.*	4,020	1,509,430
Vertex Pharmaceuticals, Inc.*	12,932	2,831,461

		27,164,775

Building Products 0.2%
Allegion plc	4,788	596,298
AO Smith Corp.	7,339	349,630
Fortune Brands Home & Security, Inc.	7,101	463,979
Johnson Controls International plc	39,683	1,615,495
Masco Corp.	14,958	717,834

		3,743,236

Capital Markets 2.2%
Ameriprise Financial, Inc.	6,668	1,110,756
Bank of New York Mellon Corp. (The)	41,825	2,105,052
BlackRock, Inc.	5,939	2,985,535
Cboe Global Markets, Inc.	5,549	665,880
Charles Schwab Corp. (The)	58,628	2,788,348
CME Group, Inc. (a)	17,991	3,611,154
E*TRADE Financial Corp.	12,465	565,537
Franklin Resources, Inc. (a)	14,602	379,360
Goldman Sachs Group, Inc. (The)	16,381	3,766,483
Intercontinental Exchange, Inc.	28,139	2,604,265
Invesco Ltd.	20,687	371,952
MarketAxess Holdings, Inc.	1,903	721,446
Moody’s Corp.	8,225	1,952,697
Morgan Stanley	62,602	3,200,214
MSCI, Inc.	4,215	1,088,229
Nasdaq, Inc. (a)	5,902	632,104
Northern Trust Corp.	10,842	1,151,854
Raymond James Financial, Inc.	6,269	560,825
S&P Global, Inc.	12,376	3,379,267
State Street Corp.	18,587	1,470,232
T. Rowe Price Group, Inc.	11,786	1,436,006

		36,547,196

Chemicals 1.5%
Air Products & Chemicals, Inc.	11,159	2,622,253
Albemarle Corp. (a)	5,245	383,095
Celanese Corp.	6,451	794,247
CF Industries Holdings, Inc.	11,266	537,839
Corteva, Inc.	37,297	1,102,499
Dow, Inc.	37,349	2,044,111

9

Statement of Investments (Continued)

December 31, 2019

NVIT Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
DuPont de Nemours, Inc.	37,374	$2,399,411
Eastman Chemical Co.	6,877	545,071
Ecolab, Inc.	12,660	2,443,253
FMC Corp.	6,536	652,424
International Flavors & Fragrances, Inc. (a)	5,371	692,966
Linde plc	27,255	5,802,589
LyondellBasell Industries NV, Class A	13,072	1,235,043
Mosaic Co. (The)	18,017	389,888
PPG Industries, Inc.	11,769	1,571,044
Sherwin-Williams Co. (The)	4,131	2,410,604

		25,626,337

Commercial Services & Supplies 0.3%
Cintas Corp.	4,220	1,135,518
Copart, Inc.*	10,029	912,037
Republic Services, Inc.	10,727	961,461
Rollins, Inc. (a)	7,339	243,361
Waste Management, Inc.	19,496	2,221,764

		5,474,141

Communications Equipment 0.8%
Arista Networks, Inc.* (a)	2,737	556,706
Cisco Systems, Inc.	214,832	10,303,343
F5 Networks, Inc.*	2,959	413,224
Juniper Networks, Inc.	17,510	431,271
Motorola Solutions, Inc.	8,672	1,397,406

		13,101,950

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	6,813	612,012
Quanta Services, Inc.	7,318	297,916

		909,928

Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,108	869,121
Vulcan Materials Co.	6,630	954,654

		1,823,775

Consumer Finance 0.5%
American Express Co.	34,407	4,283,327
Capital One Financial Corp.	23,824	2,451,728
Discover Financial Services	16,139	1,368,910
Synchrony Financial	30,817	1,109,720

		9,213,685

Containers & Packaging 0.3%
Amcor plc (a)	81,732	885,975
Avery Dennison Corp.	4,187	547,743
Ball Corp.	16,679	1,078,631
International Paper Co.	19,776	910,685
Packaging Corp. of America	4,768	533,968
Sealed Air Corp.	8,055	320,831
Westrock Co.	12,995	557,615

		4,835,448

Common Stocks (continued)

	Shares	Value

Distributors 0.1%
Genuine Parts Co. (a)	7,441	$790,457
LKQ Corp.*	16,037	572,521

		1,362,978

Diversified Consumer Services 0.0%†
H&R Block, Inc. (a)	10,635	249,710

Diversified Financial Services 1.3%
Berkshire Hathaway, Inc., Class B*	99,059	22,436,864

Diversified Telecommunication Services 1.7%
AT&T, Inc.	369,929	14,456,825
CenturyLink, Inc. (a)	48,562	641,504
Verizon Communications, Inc.	209,437	12,859,432

		27,957,761

Electric Utilities 1.6%
Alliant Energy Corp.	11,833	647,502
American Electric Power Co., Inc.	25,015	2,364,168
Duke Energy Corp. (a)	36,601	3,338,377
Edison International (a)	17,782	1,340,941
Entergy Corp.	10,002	1,198,239
Evergy, Inc.	11,919	775,808
Eversource Energy	16,460	1,400,252
Exelon Corp.	49,229	2,244,350
FirstEnergy Corp.	27,161	1,320,025
NextEra Energy, Inc.	24,589	5,954,472
Pinnacle West Capital Corp.	5,661	509,094
PPL Corp.	36,508	1,309,907
Southern Co. (The)	53,104	3,382,725
Xcel Energy, Inc.	26,380	1,674,866

		27,460,726

Electrical Equipment 0.4%
AMETEK, Inc.	11,455	1,142,522
Eaton Corp. plc	21,102	1,998,782
Emerson Electric Co.	31,159	2,376,185
Rockwell Automation, Inc.	5,893	1,194,334

		6,711,823

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	14,891	1,611,653
CDW Corp. (a)	7,245	1,034,876
Corning, Inc. (a)	39,103	1,138,288
FLIR Systems, Inc.	7,010	365,011
IPG Photonics Corp.* (a)	1,781	258,103
Keysight Technologies, Inc.*	9,364	961,027
TE Connectivity Ltd.	16,797	1,609,824
Zebra Technologies Corp., Class A*	2,704	690,710

		7,669,492

Energy Equipment & Services 0.4%
Baker Hughes Co.	33,267	852,633
Halliburton Co.	43,520	1,064,934
Helmerich & Payne, Inc.	5,660	257,134
National Oilwell Varco, Inc.	19,753	494,813
Schlumberger Ltd.	69,134	2,779,187
TechnipFMC plc	20,917	448,460

		5,897,161

10

Statement of Investments (Continued)

December 31, 2019

NVIT Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment 1.5%
Activision Blizzard, Inc. (a)	38,870	$2,309,656
Electronic Arts, Inc.*	14,785	1,589,535
Live Nation Entertainment, Inc.* (a)	7,065	504,936
Netflix, Inc.*	22,193	7,180,989
Take-Two Interactive Software, Inc.*	5,733	701,891
Walt Disney Co. (The)	91,273	13,200,814

		25,487,821

Equity Real Estate Investment Trusts (REITs) 2.3%
Alexandria Real Estate Equities, Inc.	5,692	919,713
American Tower Corp.	22,430	5,154,863
Apartment Investment & Management Co., Class A	7,363	380,299
AvalonBay Communities, Inc.	6,949	1,457,205
Boston Properties, Inc.	7,288	1,004,724
Crown Castle International Corp.	21,041	2,990,978
Digital Realty Trust, Inc.	10,377	1,242,542
Duke Realty Corp.	18,069	626,452
Equinix, Inc.	4,268	2,491,232
Equity Residential	17,651	1,428,319
Essex Property Trust, Inc.	3,273	984,715
Extra Space Storage, Inc.	6,495	686,002
Federal Realty Investment Trust	3,713	477,974
Healthpeak Properties, Inc.	24,213	834,622
Host Hotels & Resorts, Inc.	36,817	682,955
Iron Mountain, Inc.	14,813	472,090
Kimco Realty Corp.	21,804	451,561
Mid-America Apartment Communities, Inc.	5,804	765,315
Prologis, Inc.	31,942	2,847,310
Public Storage	7,487	1,594,431
Realty Income Corp.	15,852	1,167,183
Regency Centers Corp.	8,296	523,395
SBA Communications Corp.	5,645	1,360,389
Simon Property Group, Inc.	15,420	2,296,963
SL Green Realty Corp.	4,361	400,689
UDR, Inc.	14,731	687,938
Ventas, Inc.	18,599	1,073,906
Vornado Realty Trust	8,068	536,522
Welltower, Inc.	20,387	1,667,249
Weyerhaeuser Co.	37,081	1,119,846

		38,327,382

Food & Staples Retailing 1.2%
Costco Wholesale Corp.	22,372	6,575,578
Kroger Co. (The) (a)	40,843	1,184,039
Sysco Corp.	25,810	2,207,788
Walgreens Boots Alliance, Inc.	38,244	2,254,866
Walmart, Inc.	71,548	8,502,764

		20,725,035

Food Products 0.9%
Archer-Daniels-Midland Co.	27,906	1,293,443
Campbell Soup Co. (a)	8,663	428,125
Conagra Brands, Inc.	24,755	847,611
General Mills, Inc.	30,362	1,626,189
Hershey Co. (The)	7,492	1,101,174
Hormel Foods Corp. (a)	13,807	622,834

Common Stocks (continued)

	Shares	Value

Food Products (continued)
JM Smucker Co. (The)	5,769	$600,726
Kellogg Co.	12,665	875,911
Kraft Heinz Co. (The)	30,978	995,323
Lamb Weston Holdings, Inc.	7,255	624,148
McCormick & Co., Inc. (Non-Voting)	6,097	1,034,844
Mondelez International, Inc., Class A	72,382	3,986,801
Tyson Foods, Inc., Class A	14,688	1,337,195

		15,374,324

Gas Utilities 0.0%†
Atmos Energy Corp. (a)	5,861	655,611

Health Care Equipment & Supplies 2.8%
Abbott Laboratories	89,502	7,774,144
ABIOMED, Inc.* (a)	2,242	382,463
Align Technology, Inc.*	3,701	1,032,727
Baxter International, Inc.	25,679	2,147,278
Becton Dickinson and Co.	13,559	3,687,641
Boston Scientific Corp.*	70,085	3,169,244
Cooper Cos., Inc. (The)	2,500	803,225
Danaher Corp.	32,123	4,930,238
DENTSPLY SIRONA, Inc.	11,771	666,121
Edwards Lifesciences Corp.*	10,404	2,427,149
Hologic, Inc.*	13,324	695,646
IDEXX Laboratories, Inc.*	4,286	1,119,203
Intuitive Surgical, Inc.*	5,829	3,445,813
Medtronic plc	67,505	7,658,442
ResMed, Inc.	7,138	1,106,176
STERIS plc	4,251	647,937
Stryker Corp.	16,142	3,388,852
Teleflex, Inc.	2,316	871,835
Varian Medical Systems, Inc.*	4,641	659,068
Zimmer Biomet Holdings, Inc.	10,208	1,527,934

		48,141,136

Health Care Providers & Services 2.3%
AmerisourceBergen Corp.	7,924	673,699
Anthem, Inc.	12,842	3,878,669
Cardinal Health, Inc.	14,816	749,393
Centene Corp.* (a)	20,590	1,294,493
Cigna Corp.	18,944	3,873,859
CVS Health Corp.	65,268	4,848,760
DaVita, Inc.*	5,056	379,352
HCA Healthcare, Inc.	13,317	1,968,386
Henry Schein, Inc.* (a)	7,596	506,805
Humana, Inc. (a)	6,736	2,468,879
Laboratory Corp. of America Holdings*	4,901	829,102
McKesson Corp.	9,468	1,309,614
Quest Diagnostics, Inc.	6,680	713,357
UnitedHealth Group, Inc.	47,978	14,104,572
Universal Health Services, Inc., Class B	4,224	605,975
WellCare Health Plans, Inc.*	2,539	838,403

		39,043,318

Health Care Technology 0.1%
Cerner Corp.	16,214	1,189,945

11

Statement of Investments (Continued)

December 31, 2019

NVIT Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	19,933	$1,013,194
Chipotle Mexican Grill, Inc.*	1,283	1,074,012
Darden Restaurants, Inc.	6,116	666,705
Hilton Worldwide Holdings, Inc.	14,509	1,609,193
Las Vegas Sands Corp.	17,264	1,191,907
Marriott International, Inc., Class A (a)	13,787	2,087,765
McDonald’s Corp.	38,225	7,553,642
MGM Resorts International	26,689	887,943
Norwegian Cruise Line Holdings Ltd.*	10,976	641,108
Royal Caribbean Cruises Ltd.	8,560	1,142,846
Starbucks Corp.	60,279	5,299,730
Wynn Resorts Ltd. (a)	4,815	668,659
Yum! Brands, Inc.	15,260	1,537,140

		25,373,844

Household Durables 0.3%
DR Horton, Inc.	16,892	891,053
Garmin Ltd.	7,263	708,578
Leggett & Platt, Inc. (a)	6,782	344,729
Lennar Corp., Class A	14,541	811,242
Mohawk Industries, Inc.*	3,181	433,825
Newell Brands, Inc. (a)	20,128	386,860
NVR, Inc.*	177	674,089
PulteGroup, Inc.	13,196	512,005
Whirlpool Corp. (a)	3,141	463,392

		5,225,773

Household Products 1.4%
Church & Dwight Co., Inc.	12,257	862,157
Clorox Co. (The)	6,343	973,904
Colgate-Palmolive Co.	43,416	2,988,757
Kimberly-Clark Corp. (a)	17,438	2,398,597
Procter & Gamble Co. (The)	126,175	15,759,258

		22,982,673

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	33,478	666,212
NRG Energy, Inc.	12,835	510,191

		1,176,403

Industrial Conglomerates 1.1%
3M Co.	28,948	5,107,006
General Electric Co.	438,195	4,890,256
Honeywell International, Inc.	36,232	6,413,064
Roper Technologies, Inc.	5,180	1,834,912

		18,245,238

Insurance 1.8%
Aflac, Inc.	37,188	1,967,245
Allstate Corp. (The)	16,612	1,868,019
American International Group, Inc.	44,055	2,261,343
Aon plc	12,002	2,499,897
Arthur J Gallagher & Co.	9,218	877,830
Assurant, Inc. (a)	3,041	398,614
Chubb Ltd.	23,013	3,582,204
Cincinnati Financial Corp.	7,683	807,867
Everest Re Group Ltd.	2,060	570,290
Globe Life, Inc. (a)	5,014	527,724

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Hartford Financial Services Group, Inc. (The)	18,003	$1,094,042
Lincoln National Corp.	10,309	608,334
Loews Corp.	13,154	690,454
Marsh & McLennan Cos., Inc. (a)	25,520	2,843,183
MetLife, Inc.	39,857	2,031,511
Principal Financial Group, Inc.	12,884	708,620
Progressive Corp. (The)	29,638	2,145,495
Prudential Financial, Inc.	20,255	1,898,704
Travelers Cos., Inc. (The)	13,065	1,789,252
Unum Group	10,994	320,585
Willis Towers Watson plc	6,440	1,300,494
WR Berkley Corp.	7,339	507,125

		31,298,832

Interactive Media & Services 3.9%
Alphabet, Inc., Class A*	15,173	20,322,564
Alphabet, Inc., Class C*	15,154	20,261,201
Facebook, Inc., Class A*	121,867	25,013,202
Twitter, Inc.*	38,883	1,246,200

		66,843,167

Internet & Direct Marketing Retail 2.7%
Amazon.com, Inc.*	21,090	38,970,946
Booking Holdings, Inc.*	2,143	4,401,143
eBay, Inc.	39,813	1,437,648
Expedia Group, Inc.	6,973	754,060

		45,563,797

IT Services 4.3%
Accenture plc, Class A	32,164	6,772,773
Akamai Technologies, Inc.*	8,231	710,994
Alliance Data Systems Corp.	2,089	234,386
Automatic Data Processing, Inc.	21,877	3,730,028
Broadridge Financial Solutions, Inc.	5,776	713,567
Cognizant Technology Solutions Corp., Class A	27,862	1,728,001
DXC Technology Co.	13,342	501,526
Fidelity National Information Services, Inc.	30,998	4,311,512
Fiserv, Inc.*	28,565	3,302,971
FleetCor Technologies, Inc.* (a)	4,295	1,235,757
Gartner, Inc.*	4,590	707,319
Global Payments, Inc.	15,093	2,755,378
International Business Machines Corp.	44,718	5,994,001
Jack Henry & Associates, Inc.	3,933	572,920
Leidos Holdings, Inc.	6,843	669,861
Mastercard, Inc., Class A	44,984	13,431,773
Paychex, Inc.	15,943	1,356,112
PayPal Holdings, Inc.*	59,203	6,403,989
VeriSign, Inc.*	5,224	1,006,560
Visa, Inc., Class A	86,928	16,333,771
Western Union Co. (The) (a)	21,347	571,673

		73,044,872

Leisure Products 0.0%†
Hasbro, Inc. (a)	6,347	670,307

12

Statement of Investments (Continued)

December 31, 2019

NVIT Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	15,740	$1,342,779
Illumina, Inc.*	7,448	2,470,799
IQVIA Holdings, Inc.*	9,160	1,415,312
Mettler-Toledo International, Inc.*	1,235	979,701
PerkinElmer, Inc. (a)	5,592	542,983
Thermo Fisher Scientific, Inc.	20,306	6,596,810
Waters Corp.*	3,381	789,971

		14,138,355

Machinery 1.3%
Caterpillar, Inc.	28,359	4,188,057
Cummins, Inc.	7,935	1,420,048
Deere & Co.	15,822	2,741,320
Dover Corp.	7,226	832,869
Flowserve Corp.	6,776	337,241
Fortive Corp.	14,690	1,122,169
IDEX Corp.	3,750	645,000
Illinois Tool Works, Inc. (a)	14,956	2,686,546
Ingersoll-Rand plc	12,023	1,598,097
PACCAR, Inc.	17,262	1,365,424
Parker-Hannifin Corp.	6,391	1,315,396
Pentair plc	8,159	374,253
Snap-on, Inc. (a)	2,847	482,282
Stanley Black & Decker, Inc.	7,549	1,251,171
Westinghouse Air Brake Technologies Corp. (a)	9,015	701,367
Xylem, Inc.	9,167	722,268

		21,783,508

Media 1.1%
Charter Communications, Inc., Class A* (a)	7,991	3,876,274
Comcast Corp., Class A	229,896	10,338,423
Discovery, Inc., Class A* (a)	8,046	263,426
Discovery, Inc., Class C*	18,193	554,705
DISH Network Corp., Class A*	12,513	443,836
Fox Corp., Class A	17,612	652,877
Fox Corp., Class B	8,474	308,454
Interpublic Group of Cos., Inc. (The) (a)	19,374	447,539
News Corp., Class A	19,651	277,865
News Corp., Class B	6,704	97,275
Omnicom Group, Inc. (a)	10,958	887,817
ViacomCBS, Inc.	27,350	1,147,880

		19,296,371

Metals & Mining 0.2%
Freeport-McMoRan, Inc. (a)	72,738	954,323
Newmont Goldcorp Corp.	40,866	1,775,628
Nucor Corp.	15,166	853,542

		3,583,493

Multiline Retail 0.4%
Dollar General Corp.	12,883	2,009,490
Dollar Tree, Inc.* (a)	11,837	1,113,270
Kohl’s Corp. (a)	8,256	420,643
Macy’s, Inc. (a)	15,542	264,214
Nordstrom, Inc. (a)	5,360	219,385
Target Corp.	25,777	3,304,869

		7,331,871

Common Stocks (continued)

	Shares	Value

Multi-Utilities 0.8%
Ameren Corp.	12,226	$938,957
CenterPoint Energy, Inc.	25,380	692,112
CMS Energy Corp.	14,118	887,175
Consolidated Edison, Inc.	16,710	1,511,754
Dominion Energy, Inc.	41,350	3,424,607
DTE Energy Co.	9,723	1,262,726
NiSource, Inc.	18,327	510,224
Public Service Enterprise Group, Inc.	25,197	1,487,883
Sempra Energy (a)	14,270	2,161,620
WEC Energy Group, Inc. (a)	15,723	1,450,132

		14,327,190

Oil, Gas & Consumable Fuels 3.1%
Apache Corp.	19,153	490,125
Cabot Oil & Gas Corp.	21,569	375,516
Chevron Corp.	95,736	11,537,145
Cimarex Energy Co.	5,253	275,730
Concho Resources, Inc.	9,988	874,649
ConocoPhillips	55,975	3,640,054
Devon Energy Corp.	21,163	549,603
Diamondback Energy, Inc. (a)	8,201	761,545
EOG Resources, Inc.	28,961	2,425,773
Exxon Mobil Corp.	214,265	14,951,412
Hess Corp.	12,809	855,769
HollyFrontier Corp.	7,777	394,372
Kinder Morgan, Inc.	97,122	2,056,073
Marathon Oil Corp.	40,614	551,538
Marathon Petroleum Corp.	33,052	1,991,383
Noble Energy, Inc. (a)	23,732	589,503
Occidental Petroleum Corp.	44,663	1,840,562
ONEOK, Inc.	20,574	1,556,835
Phillips 66	22,560	2,513,410
Pioneer Natural Resources Co.	8,391	1,270,146
Valero Energy Corp.	20,810	1,948,856
Williams Cos., Inc. (The)	60,415	1,433,044

		52,883,043

Personal Products 0.1%
Coty, Inc., Class A	15,368	172,890
Estee Lauder Cos., Inc. (The), Class A	11,130	2,298,790

		2,471,680

Pharmaceuticals 3.7%
Allergan plc	16,499	3,154,114
Bristol-Myers Squibb Co.	118,696	7,619,096
Eli Lilly & Co.	42,825	5,628,490
Johnson & Johnson	133,283	19,441,991
Merck & Co., Inc.	128,870	11,720,727
Mylan NV*	25,588	514,319
Perrigo Co. plc	6,844	353,561
Pfizer, Inc.	280,256	10,980,430
Zoetis, Inc.	23,892	3,162,106

		62,574,834

Professional Services 0.3%
Equifax, Inc. (a)	6,012	842,401
IHS Markit Ltd.*	20,172	1,519,960
Nielsen Holdings plc	17,980	364,994

13

Statement of Investments (Continued)

December 31, 2019

NVIT Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services (continued)
Robert Half International, Inc.	6,146	$388,120
Verisk Analytics, Inc.	8,155	1,217,868

		4,333,343

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	16,916	1,036,782

Road & Rail 0.8%
CSX Corp.	40,152	2,905,399
JB Hunt Transport Services, Inc. (a)	4,418	515,934
Kansas City Southern	4,997	765,341
Norfolk Southern Corp.	13,273	2,576,688
Old Dominion Freight Line, Inc.	3,230	612,989
Union Pacific Corp.	35,446	6,408,282

		13,784,633

Semiconductors & Semiconductor Equipment 3.4%
Advanced Micro Devices, Inc.* (a)	56,380	2,585,587
Analog Devices, Inc.	18,450	2,192,598
Applied Materials, Inc.	46,713	2,851,362
Broadcom, Inc.	20,028	6,329,249
Intel Corp.	220,848	13,217,753
KLA Corp.	8,061	1,436,228
Lam Research Corp.	7,296	2,133,350
Maxim Integrated Products, Inc.	13,841	851,360
Microchip Technology, Inc. (a)	11,853	1,241,246
Micron Technology, Inc.*	55,234	2,970,485
NVIDIA Corp.	30,991	7,292,182
Qorvo, Inc.*	6,072	705,749
QUALCOMM, Inc.	58,249	5,139,309
Skyworks Solutions, Inc. (a)	8,798	1,063,502
Texas Instruments, Inc.	46,983	6,027,449
Xilinx, Inc.	12,660	1,237,768

		57,275,177

Software 5.6%
Adobe, Inc.*	24,431	8,057,588
ANSYS, Inc.* (a)	4,177	1,075,202
Autodesk, Inc.*	10,954	2,009,621
Cadence Design Systems, Inc.*	13,996	970,763
Citrix Systems, Inc.	6,308	699,557
Fortinet, Inc.*	7,391	789,063
Intuit, Inc. (a)	13,032	3,413,472
Microsoft Corp.	386,335	60,925,029
NortonLifeLock, Inc.	28,956	738,957
Oracle Corp.	110,187	5,837,707
salesforce.com, Inc.*	44,913	7,304,650
ServiceNow, Inc.* (a)	9,424	2,660,584
Synopsys, Inc.*	7,464	1,038,989

		95,521,182

Specialty Retail 1.8%
Advance Auto Parts, Inc.	3,655	585,385
AutoZone, Inc.*	1,223	1,456,972
Best Buy Co., Inc.	11,563	1,015,231
CarMax, Inc.* (a)	8,263	724,417
Gap, Inc. (The) (a)	11,053	195,417
Home Depot, Inc. (The)	55,222	12,059,380
L Brands, Inc. (a)	12,011	217,639
Lowe’s Cos., Inc.	38,893	4,657,826

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
O’Reilly Automotive, Inc.*	3,902	$1,710,091
Ross Stores, Inc.	18,330	2,133,979
Tiffany & Co.	5,509	736,278
TJX Cos., Inc. (The)	60,962	3,722,340
Tractor Supply Co.	5,996	560,266
Ulta Beauty, Inc.* (a)	2,960	749,294

		30,524,515

Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	212,001	62,254,094
Hewlett Packard Enterprise Co.	66,674	1,057,450
HP, Inc.	75,110	1,543,510
NetApp, Inc.	12,281	764,492
Seagate Technology plc	12,023	715,368
Western Digital Corp.	14,833	941,451
Xerox Holdings Corp.	9,652	355,869

		67,632,234

Textiles, Apparel & Luxury Goods 0.6%
Capri Holdings Ltd.* (a)	7,694	293,526
Hanesbrands, Inc.	18,699	277,680
NIKE, Inc., Class B	63,094	6,392,053
PVH Corp.	3,884	408,403
Ralph Lauren Corp.	2,730	320,011
Tapestry, Inc.	14,698	396,405
Under Armour, Inc., Class A* (a)	9,583	206,993
Under Armour, Inc., Class C* (a)	10,369	198,877
VF Corp.	16,234	1,617,880

		10,111,828

Tobacco 0.7%
Altria Group, Inc.	93,998	4,691,440
Philip Morris International, Inc.	78,281	6,660,930

		11,352,370

Trading Companies & Distributors 0.1%
Fastenal Co.	28,486	1,052,558
United Rentals, Inc.*	4,007	668,247
WW Grainger, Inc.	2,232	755,577

		2,476,382

Water Utilities 0.1%
American Water Works Co., Inc. (a)	8,989	1,104,299

Wireless Telecommunication Services 0.1%
T-Mobile US, Inc.*	15,890	1,246,094

Total Common Stocks (cost $1,142,418,686)		1,355,001,704

14

Statement of Investments (Continued)

December 31, 2019

NVIT Dynamic U.S. Growth Fund (Continued)

Purchased Options 1.6%

	Number of Contracts	Value

Call Options 1.6%
Future Equity Index Options: 1.6%
S&P 500 E-Mini Index 2/21/2020 at USD 2,850.00, European Style Notional Amount: USD 127,777,349 Exchange Traded*	791	$15,313,760
S&P 500 E-Mini Index 3/20/2020 at USD 2,950.00, American Style Notional Amount: USD 127,777,349 Exchange Traded*	791	11,967,830

Total Purchased Options (cost $22,099,384)		27,281,590

Short-Term Investment 13.5%

	Principal Amount

U.S. Treasury Obligation 13.5%
U.S. Treasury Bills, 1.51% 3/5/2020	$230,000,000	229,395,243

Total Short-Term Investment (cost $229,382,373)		229,395,243

Repurchase Agreements 0.7%
Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $5,040,764, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $5,141,130. (b)(c)	5,040,324	5,040,324
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $2,002,292, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $2,040,000. (b)(c)	2,000,000	2,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $1,800,170, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $1,836,000. (b)(c)	1,800,000	1,800,000

Repurchase Agreements (continued)

	Principal Amount	Value

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $3,048,363, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $3,060,000. (b)(c)(d)	$3,000,000	$3,000,000

Total Repurchase Agreements (cost $11,840,324)		11,840,324

Total Investments (cost $1,405,740,767) — 95.7%		1,623,518,861

Other assets in excess of liabilities — 4.3%		73,057,051

NET ASSETS — 100.0%		$1,696,575,912

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $66,250,252, which was collateralized by cash used to purchase repurchase agreements with a total value of $11,840,324 and by $56,095,978 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from 1/7/2020 – 2/15/2049, a total value of $67,936,302.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $11,840,324.

(c)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

REIT	Real Estate Investment Trust

Currency:

USD	United State Dollar

15

Statement of Investments (Continued)

December 31, 2019

NVIT Dynamic U.S. Growth Fund (Continued)

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P 500 E-Mini Index	1,825	3/2020	USD	294,837,875	3,158,739
U.S. Treasury Long Bond	1,455	3/2020	USD	226,843,594	(4,958,873)

					(1,800,134)

At December 31, 2019, the Fund had $3,871,107 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United State Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2019

NVIT Dynamic U.S. Growth Fund
Assets:
Investment securities, at value* (cost $1,393,900,443)	$1,611,678,537
Repurchase agreement, at value (cost $11,840,324)	11,840,324
Cash	83,933,295
Deposits with broker for futures contracts	3,871,107
Interest and dividends receivable	1,484,552
Security lending income receivable	18,667
Receivable for capital shares issued	161,975
Reimbursement from investment adviser (Note 3)	45,377
Prepaid expenses	2,389

Total Assets	1,713,036,223

Liabilities:
Payable for capital shares redeemed	1,801,857
Payable for variation margin on futures contracts	1,786,667
Payable upon return of securities loaned (Note 2)	11,840,324
Accrued expenses and other payables:
Investment advisory fees	617,087
Fund administration fees	68,058
Distribution fees	75,520
Administrative servicing fees	208,100
Accounting and transfer agent fees	303
Trustee fees	100
Custodian fees	20,113
Compliance program costs (Note 3)	1,678
Professional fees	21,307
Printing fees	19,097
Other	100

Total Liabilities	16,460,311

Net Assets	$1,696,575,912

Represented by:
Capital	$1,318,176,678
Total distributable earnings (loss)	378,399,234

Net Assets	$1,696,575,912

Net Assets:
Class I Shares	$1,333,078,543
Class II Shares	363,497,369

Total	$1,696,575,912

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	75,043,539
Class II Shares	20,665,384

Total	95,708,923

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$17.76
Class II Shares	$17.59

*	Includes value of securities on loan of $66,250,252 (Note 2).

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2019

NVIT Dynamic U.S. Growth Fund
INVESTMENT INCOME:
Dividend income	$28,218,876
Interest income	6,369,518
Income from securities lending (Note 2)	266,029

Total Income	34,854,423

EXPENSES:
Investment advisory fees	7,394,712
Fund administration fees	478,786
Distribution fees Class II Shares	799,427
Administrative servicing fees Class I Shares	1,860,251
Administrative servicing fees Class II Shares	479,659
Professional fees	93,365
Printing fees	154,950
Trustee fees	55,254
Custodian fees	56,885
Accounting and transfer agent fees	1,714
Compliance program costs (Note 3)	6,477
Other	38,483

Total expenses before fees waived and expenses reimbursed	11,419,963

Investment advisory fees waived (Note 3)	(592,778)
Expenses reimbursed by adviser (Note 3)	(455,064)

Net Expenses	10,372,121

NET INVESTMENT INCOME	24,482,302

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	65,936,735
Expiration or closing of futures contracts (Note 2)	105,131,092

Net realized gains	171,067,827

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	309,726,095
Futures contracts (Note 2)	(15,036,877)

Net change in unrealized appreciation/depreciation	294,689,218

Net realized/unrealized gains	465,757,045

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$490,239,347

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Dynamic U.S. Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$24,482,302	$13,817,223
Net realized gains	171,067,827	393,381,989
Net change in unrealized appreciation/depreciation	294,689,218	(410,300,155)

Change in net assets resulting from operations	490,239,347	(3,100,943)

Distributions to Shareholders From:
Distributable earnings:
Class I	(341,896,778)	(126,683,363)
Class II	(86,772,393)	(31,633,979)

Change in net assets from shareholder distributions	(428,669,171)	(158,317,342)

Change in net assets from capital transactions	267,210,669	(50,473,925)

Change in net assets	328,780,845	(211,892,210)

Net Assets:
Beginning of year	1,367,795,067	1,579,687,277

End of year	$1,696,575,912	$1,367,795,067

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,544,327	$8,059,208
Dividends reinvested	341,896,778	126,683,363
Cost of shares redeemed	(154,611,492)	(160,090,078)

Total Class I Shares	193,829,613	(25,347,507)

Class II Shares
Proceeds from shares issued	48,449,179	15,467,959
Dividends reinvested	86,772,393	31,633,979
Cost of shares redeemed	(61,840,516)	(72,228,356)

Total Class II Shares	73,381,056	(25,126,418)

Change in net assets from capital transactions	$267,210,669	$(50,473,925)

SHARE TRANSACTIONS:
Class I Shares
Issued	338,646	389,770
Reinvested	20,635,017	6,174,201
Redeemed	(8,026,218)	(7,795,905)

Total Class I Shares	12,947,445	(1,231,934)

Class II Shares
Issued	2,838,468	764,358
Reinvested	5,295,746	1,551,059
Redeemed	(3,329,735)	(3,500,408)

Total Class II Shares	4,804,479	(1,184,991)

Total change in shares	17,751,924	(2,416,925)

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Dynamic U.S. Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$17.57	0.31	5.78	6.09	(0.29)	(5.61)	(5.90)	$17.76	37.62%		$1,333,078,543	0.61%	1.62%	0.68%	3.18%
Year Ended December 31, 2018	$19.68	0.19	(0.15)	0.04	(0.15)	(2.00)	(2.15)	$17.57	(1.27%	)	$1,090,981,977	0.61%	0.92%	0.68%	146.36%
Year Ended December 31, 2017	$15.91	0.09	4.21	4.30	(0.09)	(0.44)	(0.53)	$19.68	27.31%		$1,246,284,724	0.61%	0.50%	0.67%	80.08%
Year Ended December 31, 2016	$19.99	0.14	0.44	0.58	(0.12)	(4.54)	(4.66)	$15.91	3.63%		$1,101,282,906	0.61%	0.77%	0.69%	86.07%	(g)
Year Ended December 31, 2015	$22.74	0.13	0.85	0.98	(0.13)	(3.60)	(3.73)	$19.99	5.09%		$1,076,868,266	0.63%	0.60%	0.68%	114.71%

Class II Shares
Year Ended December 31, 2019	$17.45	0.26	5.74	6.00	(0.25)	(5.61)	(5.86)	$17.59	37.33%		$363,497,369	0.86%	1.37%	0.93%	3.18%
Year Ended December 31, 2018	$19.56	0.14	(0.15)	(0.01)	(0.10)	(2.00)	(2.10)	$17.45	(1.54%	)	$276,813,090	0.86%	0.66%	0.93%	146.36%
Year Ended December 31, 2017	$15.81	0.04	4.19	4.23	(0.04)	(0.44)	(0.48)	$19.56	27.07%		$333,402,553	0.86%	0.25%	0.92%	80.08%
Year Ended December 31, 2016	$19.91	0.09	0.43	0.52	(0.08)	(4.54)	(4.62)	$15.81	3.32%		$291,451,040	0.86%	0.52%	0.94%	86.07%	(g)
Year Ended December 31, 2015	$22.67	0.08	0.84	0.92	(0.08)	(3.60)	(3.68)	$19.91	4.82%		$264,853,620	0.88%	0.35%	0.93%	114.71%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Dynamic U.S. Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

21

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

22

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,355,001,704	$—	$—	$1,355,001,704
Futures Contracts	3,158,739	—	—	3,158,739
Purchased Options	27,281,590	—	—	27,281,590
Repurchase Agreements	—	11,840,324	—	11,840,324
Short-Term Investment	—	229,395,243	—	229,395,243
Total Assets	$1,385,442,033	$241,235,567	$—	$1,626,677,600
Liabilities:
Futures Contracts	$(4,958,873)	$—	$—	$(4,958,873)
Total Liabilities	$(4,958,873)	$—	$—	$(4,958,873)
Total	$1,380,483,160	$241,235,567	$—	$1,621,718,727

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

23

Notes to Financial Statements (Continued)

December 31, 2019

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Options

The Fund has long positions in options on equity index futures contracts and bond treasury futures contracts, which are exchange-traded. Such option investments are utilized to gain exposure to the value of equities and bonds. The purchase of call options provides a measure of downside risk control.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by the Fund) expose the Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”), guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities,

24

Notes to Financial Statements (Continued)

December 31, 2019

other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investment securities, at value” and in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities.”

(d)	Futures Contracts

The Fund is subject to equity and interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and to gain exposure to and/or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

25

Notes to Financial Statements (Continued)

December 31, 2019

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Purchased Options
Equity risk	Investment securities, at value	$27,281,590
Futures Contracts(a)
Equity risk	Payable for variation margin on futures contracts	3,158,739
Total		$30,440,329
Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Payable for variation margin on futures contracts	$(4,958,873)
Total		$(4,958,873)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Purchased Options(a)
Equity risk	$25,282,309
Interest rate risk	33,443,181
Futures Contracts
Equity risk	71,929,066
Interest rate risk	33,202,026
Total	$163,856,582
(a)	Realized gains (losses) from purchased options are included in “Net realized gains (losses) from transactions in investment securities.”

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Purchased Options(a)
Equity risk	$9,286,223
Futures Contracts
Equity risk	9,277,302
Interest rate risk	(24,314,179)
Total	$(5,750,654)
(a)	Change in unrealized appreciation/depreciation from purchased options is included in “Net change in unrealized appreciation/depreciation in the value of investment securities.”

26

Notes to Financial Statements (Continued)

December 31, 2019

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Options:
Average Value Purchased	$29,202,178
Average Number of Purchased Option Contracts	3,359
Futures Contracts:
Average Notional Balance Long	$433,606,882

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(e)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $11,840,324, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the

27

Notes to Financial Statements (Continued)

December 31, 2019

Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019 the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

28

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$5,040,324	$—	$5,040,324	$(5,040,324)	$—
BofA Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
Citigroup Global Markets Ltd.	1,800,000	—	1,800,000	(1,800,000)	—
Deutsche Bank Securities, Inc.	3,000,000	—	3,000,000	(3,000,000)	—
Total	$11,840,324	$—	$11,840,324	$(11,840,324)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date. Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

29

Notes to Financial Statements (Continued)

December 31, 2019

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(i)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

30

Notes to Financial Statements (Continued)

December 31, 2019

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Mellon Investments Corporation (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.50%
$500 million up to $1 billion	0.475%
$1 billion and more	0.45%

The Trust and NFA have entered into a written contract waiving 0.038% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $592,778, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.47%, after contractual fee waivers was 0.44%, and after contractual fee waivers and expense reimbursements due to the expense limitation agreement described below was 0.41%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative services fees, from exceeding the amounts listed in the table below until April 30, 2020.

Class	Expense Limitation
Class I	0.65%
Class II	0.90%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no

31

Notes to Financial Statements (Continued)

December 31, 2019

higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$258,821	$463,955	$455,064	$1,177,840

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $478,786 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $6,477.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide

32

Notes to Financial Statements (Continued)

December 31, 2019

administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $2,339,910.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $39,340,595 and sales of $87,078,648 (excluding short-term securities).

33

Notes to Financial Statements (Continued)

December 31, 2019

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

34

Notes to Financial Statements (Continued)

December 31, 2019

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$107,731,465	$320,937,706	$428,669,171	$—	$428,669,171

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$51,161,803	$107,155,539	$158,317,342	$—	$158,317,342

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$65,140,292	$101,753,182	$166,893,474	$—	$211,505,760	$378,399,234

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,410,212,967	$260,696,403	$(49,190,643)	$211,505,760

10.  Subsequent Events

On December 4, 2019, the Board of Trustees approved the Fund to be renamed “NVIT Mellon Dynamic US Core Fund”. The change is effective May 1, 2020.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Dynamic U.S. Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Dynamic U.S. Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

36

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

37

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

38

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

39

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 20.42%.

The Fund designates $320,937,706, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

40

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

41

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

42

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

43

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

44

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

45

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

46

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

47

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

48

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

49

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

50

Annual Report

December 31, 2019

NVIT Bond Index Fund

AR-BDX 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Bond Index Fund

For the annual period ended December 31, 2019, the NVIT Bond Index Fund (Class Y) returned 8.62% versus 8.72% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Intermediate Core Bond (consisting of 140 funds as of December 31, 2019), was 8.57% for the same period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The December 2018 announcement by the Federal Open Market Committee (FOMC) drove a rotation out of equities in the first quarter of 2019, and the Federal Reserve’s dovish pivot contributed to a meaningful rebound in equity prices. In the January 2019 FOMC announcement, the Fed indicated it would refrain from interest rate hikes for the foreseeable future, a dovish assessment of U.S. economic conditions, and transparency around balance sheet normalization. This reduced market-based expectations of interest rates, serving as a boon for both equities and bonds. On the macroeconomic front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. U-3 unemployment remained at a 3.8% rate in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year over year in January 2019, below the Fed’s inflation target of 2%. Though the ISM Manufacturing Purchasing Managers’ Index (PMI) (a composite index based on monthly surveys that serves as a leading indicator of U.S. economic activity) was below two-year averages throughout the quarter, the indicator remained in expansionary territory at the end of the quarter, at 55.3. Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The 10-year U.S. Treasury yield dropped from a quarterly high of 2.78% in mid-January to 2.40% at quarter end. The bid for long-term debt coupled with high short-term rates (the federal funds target rate remained at

2.50% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities, and its inversion has preceded every U.S. recession since the 1950s.

In the second quarter of 2019, the prospect of easy monetary policy buoyed equities broadly. In the June FOMC announcement, Fed Chair Powell found that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion. This was backed by the summary of economic projections, which indicated eight participants assume lower interest rates would be appropriate this year, and the median for next year is 2.125%, which is 27.5 basis points (bps) below the effective federal funds rate of 2.4% at quarter end. Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at the month’s end. On the macroeconomic front, there were signs of weaker U.S. economic conditions. The Chicago Fed National Activity Index (CFNAI) (a monthly index that gauges overall economic activity and inflationary pressure) was in contractionary territory in April and May. The ISM Manufacturing PMI decelerated throughout the quarter but remained in expansionary territory in June, at 51.7. U-3 unemployment declined to 3.6% in April, but the moving average of continuing jobless claims accelerated throughout the quarter. In interest rates, the 10-year U.S. Treasury yield declined 50 bps in the quarter to 2%, the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year spread remained in negative territory while the five-year/30-year spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. U.S. equities suffered their worst week of 2019 in

3

Fund Commentary (cont.)	NVIT Bond Index Fund

early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates in both the July and September meetings. Fed Chair Powell confirmed that the rate cuts were intended to offset potential downside risks from weak global growth and trade policy uncertainty, but there were two notable dissenters among FOMC voters. On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. The frequently tracked ISM Manufacturing PMI registered in contractionary territory in both August and September. The September reading was the lowest since the global financial crisis. Consumer sentiment also softened; in August, the University of Michigan Consumer Sentiment Index (a consumer confidence index published monthly) fell to its lowest level since 2016. More constructively, labor market conditions were stable as the U-3 unemployment rate remained at 3.7% throughout the quarter and average hourly earnings modestly accelerated. In interest rates, the 10-year U.S. Treasury yield declined 0.36% from the start of the quarter to the end, though the benchmark rate did fall as low as 1.45% intra-quarter. In August, the frequently monitored two-year/10-year Treasury yield spread inverted for the first time since the global financial crisis but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S. and China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15th but were avoided thanks to persistent negotiations between the U.S. and China. Additionally, news that the U.S. did not impose tariffs on E.U. auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant. The ISM non-manufacturing PMI remained well above the key 50-point threshold the entire quarter. In November, 266,000 jobs were added to the economy, pushing the U-3 unemployment rate back down to 3.5%. Consumer sentiment also rebounded throughout the quarter, with the University of Michigan Consumer Sentiment Index rising to 99.3 in December, up from September’s low of 93.2. Conversely, the ISM Manufacturing PMI continued to indicate weakness, though the October and November readings did manage to beat the September reading, which was the lowest point since the financial crisis. However, the December reading (which was released in January) fell to a new cycle low of 47.2. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. The 10-year U.S. Treasury bond yield increased 26 bps to 1.92%. Key points along the Treasury curve, including the closely monitored two-month/10-year, three-month/10-year, and five-month/30-year spreads, widened throughout the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate by 25 bps to 1.75% in October, marking the third rate cut of the year. Top contributors in the Bloomberg Barclays U.S. Aggregate Bond Index for 2019 were Industrials, with 15.51%; Utilities, with 14.41%; and Taxable Munis, with 14.36%.

The Fund does not use derivatives.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Bond Index Fund

Asset Allocation1

U.S. Treasury Obligations	39.0%
Mortgage-Backed Securities	26.9%
Corporate Bonds	25.9%
Commercial Mortgage-Backed Securities	2.2%
Repurchase Agreements	1.8%
Foreign Government Securities	1.7%
Supranational	1.2%
U.S. Government Agency Securities	1.2%
Municipal Bonds	0.7%
Asset-Backed Securities	0.5%
Liabilities in excess of other assets	(1.1)%
100.0%

Top Industries2

Banks	4.6%
Oil, Gas & Consumable Fuels	2.5%
Electric Utilities	1.3%
Capital Markets	1.3%
Diversified Telecommunication Services	1.1%
Health Care Providers & Services	1.0%
Pharmaceuticals	1.0%
Equity Real Estate Investment Trusts (REITs)	0.8%
Media	0.8%
Insurance	0.7%
Other Industries#	84.9%
100.0%

Top Holdings2

U.S. Treasury Notes, 2.88%, 10/15/2021	1.1%
U.S. Treasury Notes, 2.38%, 8/15/2024	1.0%
U.S. Treasury Notes, 1.50%, 9/30/2021	1.0%
U.S. Treasury Notes, 2.00%, 8/15/2025	0.9%
U.S. Treasury Notes, 2.25%, 11/15/2027	0.9%
U.S. Treasury Notes, 1.75%, 9/30/2022	0.9%
U.S. Treasury Notes, 1.75%, 3/31/2022	0.9%
U.S. Treasury Notes, 2.38%, 4/15/2021	0.8%
U.S. Treasury Notes, 2.00%, 2/15/2025	0.8%
U.S. Treasury Notes, 2.50%, 2/28/2021	0.8%
Other Holdings#	90.9%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Bond Index Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	8.40%	2.66%	2.89%	[2]
Class Y	8.62%	2.83%	3.52%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

Expense Ratio^
Class I	0.38%
Class Y	0.23%

^	Current effective prospectus dated April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Bond Index Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance for of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Bond Index Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,023.10	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Class Y Shares	Actual	(b)	1,000.00	1,024.40	1.17	0.23
	Hypothetical	(b)(c)	1,000.00	1,024.05	1.17	0.23

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Bond Index Fund

Asset-Backed Securities 0.5%

	Principal Amount	Value

Airlines 0.0%†
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	$248,305	$258,848
Continental Airlines Pass-Through Trust, Series 2012-1, Class A, 4.15%, 4/11/2024	238,027	250,105
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 8/15/2025	376,324	403,299

		912,252

Automobiles 0.1%
Americredit Automobile Receivables Trust, Series 2018-1, Class D, 3.82%, 3/18/2024	1,600,000	1,655,886
Ford Credit Auto Owner Trust, Series 2017-C, Class A4, 2.16%, 3/15/2023	1,400,000	1,404,194

		3,060,080

Credit Card 0.4%
BA Credit Card Trust, Series 2018-A3, Class A3, 3.10%, 12/15/2023	3,500,000	3,565,713
Citibank Credit Card Issuance Trust
Series 2017-A3, Class A3, 1.92%, 4/7/2022	1,100,000	1,099,941
Series 2018-A6, Class A6, 3.21%, 12/7/2024	2,000,000	2,074,149
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/2022	1,750,000	1,750,211

		8,490,014

Total Asset-Backed Securities (cost $12,188,691)		12,462,346

Commercial Mortgage-Backed Securities 2.2%
BBCMS Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 2/15/2050	1,375,000	1,474,962
Benchmark Mortgage Trust
Series 2018-B4, Class A2, 3.98%, 7/15/2051	500,000	526,452
Series 2018-B4, Class A5, 4.12%, 7/15/2051 (a)	1,000,000	1,110,546
Series 2019-B11, Class A4, 3.28%, 5/15/2052	3,000,000	3,159,444
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class AS, 4.02%, 10/10/2047	1,500,000	1,578,886
Series 2016-P5, Class A4, 2.94%, 10/10/2049	600,000	616,401

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Citigroup Commercial Mortgage Trust (continued)
Series 2017-P7, Class A4, 3.71%, 4/14/2050	$1,500,000	$1,613,796
Series 2019-GC43, Class A4, 3.04%, 11/10/2052	2,940,000	3,030,592
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 5/15/2045	1,631,237	1,668,666
Series 2013-CR8, Class A5, 3.61%, 6/10/2046 (a)	1,000,000	1,041,648
Series 2014-UBS2, Class A5, 3.96%, 3/10/2047	1,500,000	1,591,203
Series 2014-UBS3, Class A4, 3.82%, 6/10/2047	1,500,000	1,588,883
Series 2015-DC1, Class A5, 3.35%, 2/10/2048	1,000,000	1,041,428
Series 2015-PC1, Class A5, 3.90%, 7/10/2050	1,000,000	1,064,613
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5, 4.03%, 4/15/2051 (a)	1,250,000	1,370,259
FHLMC Multifamily Structured Pass-Through Certificates REMICS
Series K006, Class A2, 4.25%, 1/25/2020	12,582	12,560
Series K013, Class A2, 3.97%, 1/25/2021 (a)	500,000	507,456
Series K020, Class A2, 2.37%, 5/25/2022	1,500,000	1,511,819
Series K024, Class A2, 2.57%, 9/25/2022	100,000	101,505
Series K026, Class A2, 2.51%, 11/25/2022	900,000	912,466
Series K031, Class A2, 3.30%, 4/25/2023 (a)	400,000	415,657
Series K033, Class A2, 3.06%, 7/25/2023 (a)	950,000	981,417
Series K034, Class A2, 3.53%, 7/25/2023 (a)	5,400,000	5,664,132
Series K038, Class A1, 2.60%, 10/25/2023	138,293	139,579
Series K037, Class A2, 3.49%, 1/25/2024	800,000	841,354
Series K069, Class A2, 3.19%, 9/25/2027 (a)	2,500,000	2,642,460
FNMA ACES REMICS
Series 2014-M6, Class A2, 2.68%, 5/25/2021 (a)	138,655	139,515
Series 2013-M6, Class 1AC, 3.51%, 2/25/2043 (a)	223,081	234,358
GS Mortgage Securities Trust
Series 2012-GCJ7, Class A4, 3.38%, 5/10/2045	1,999,016	2,026,882
Series 2015-GC30, Class A4, 3.38%, 5/10/2050	1,500,000	1,569,628
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 8/15/2046	196,787	200,960
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 9/15/2047	1,000,000	1,061,986

9

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A5, 4.08%, 7/15/2046 (a)	$500,000	$527,704
Series 2015-C24, Class A4, 3.73%, 5/15/2048	1,000,000	1,064,590
Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/2052	1,180,000	1,251,516
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/2046	2,500,000	2,564,348
Wells Fargo Commercial Mortgage Trust
Series 2015-C28, Class A4, 3.54%, 5/15/2048	1,500,000	1,583,566
Series 2017-C40, Class A4, 3.58%, 10/15/2050	1,500,000	1,602,861
WFRBS Commercial Mortgage Trust
Series 2013-C14, Class A5, 3.34%, 6/15/2046	1,750,000	1,808,337
Series 2013-C15, Class A4, 4.15%, 8/15/2046 (a)	1,175,000	1,243,694

Total Commercial Mortgage-Backed Securities (cost $52,145,677)		53,088,129

Corporate Bonds 25.9%
Aerospace & Defense 0.5%
Boeing Co. (The),
2.30%, 8/1/2021	200,000	201,132
2.25%, 6/15/2026 (b)	500,000	493,936
2.70%, 2/1/2027	35,000	35,487
3.20%, 3/1/2029	500,000	521,460
2.95%, 2/1/2030 (b)	85,000	87,009
3.25%, 2/1/2035	100,000	102,346
3.30%, 3/1/2035	130,000	130,531
3.75%, 2/1/2050 (b)	340,000	361,596
3.95%, 8/1/2059	100,000	106,818
Embraer Netherlands Finance BV,
5.40%, 2/1/2027	500,000	562,755
General Dynamics Corp.,
3.88%, 7/15/2021 (b)	100,000	102,718
2.63%, 11/15/2027 (b)	500,000	512,852
L3Harris Technologies, Inc.,
3.95%, 5/28/2024 (c)	257,000	272,942
2.90%, 12/15/2029 (b)	100,000	101,588
4.85%, 4/27/2035	90,000	106,255
Lockheed Martin Corp.,
2.90%, 3/1/2025 (b)	500,000	520,048
3.55%, 1/15/2026	250,000	268,215
3.60%, 3/1/2035	110,000	120,288
4.07%, 12/15/2042	393,000	448,801
4.70%, 5/15/2046 (b)	250,000	317,892
Northrop Grumman Corp.,
3.50%, 3/15/2021	500,000	509,639
4.75%, 6/1/2043	250,000	302,175
4.03%, 10/15/2047	500,000	558,547

Corporate Bonds (continued)

	Principal Amount	Value

Aerospace & Defense (continued)
Raytheon Co.,
3.15%, 12/15/2024	$145,000	$152,278
4.70%, 12/15/2041	150,000	186,001
Rockwell Collins, Inc.,
3.50%, 3/15/2027	1,000,000	1,062,145
Textron, Inc.,
4.30%, 3/1/2024	250,000	268,363
United Technologies Corp.,
4.13%, 11/16/2028	250,000	281,273
6.13%, 7/15/2038	400,000	555,515
4.50%, 6/1/2042	500,000	599,461
4.15%, 5/15/2045	250,000	286,754
4.63%, 11/16/2048	500,000	626,589

		10,763,409

Air Freight & Logistics 0.1%
FedEx Corp.,
3.25%, 4/1/2026	85,000	88,471
3.30%, 3/15/2027	70,000	72,388
3.10%, 8/5/2029 (b)	100,000	99,929
3.90%, 2/1/2035	380,000	387,387
3.88%, 8/1/2042	50,000	48,236
4.55%, 4/1/2046	500,000	514,309
United Parcel Service, Inc.,
3.13%, 1/15/2021	500,000	505,969
2.20%, 9/1/2024 (b)	40,000	40,229
6.20%, 1/15/2038	295,000	410,968
3.40%, 9/1/2049	320,000	324,246

		2,492,132

Airlines 0.0%†
Delta Air Lines, Inc.,
3.63%, 3/15/2022	250,000	256,033
3.75%, 10/28/2029	250,000	249,602

		505,635

Auto Components 0.0%†
Aptiv Corp.,
4.15%, 3/15/2024	475,000	503,368
Aptiv plc,
5.40%, 3/15/2049 (b)	250,000	284,033
BorgWarner, Inc.,
3.38%, 3/15/2025 (b)	135,000	141,248
Lear Corp.,
5.25%, 5/15/2049	150,000	155,728

		1,084,377

Automobiles 0.1%
Daimler Finance North America LLC,
8.50%, 1/18/2031	250,000	372,101
Ford Motor Co.,
4.75%, 1/15/2043	350,000	311,071
5.29%, 12/8/2046	250,000	238,223
General Motors Co.,
4.20%, 10/1/2027 (b)	250,000	261,473
5.15%, 4/1/2038	250,000	255,746
5.20%, 4/1/2045	500,000	505,001
6.75%, 4/1/2046	35,000	41,060
5.40%, 4/1/2048	250,000	258,925

		2,243,600

10

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks 4.7%
Australia & New Zealand Banking Group Ltd.,
3.30%, 5/17/2021	$1,500,000	$1,529,311
2.05%, 11/21/2022	250,000	250,889
Banco Santander SA,
3.50%, 4/11/2022	800,000	821,862
3.80%, 2/23/2028	600,000	631,690
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (d)	1,000,000	1,007,283
3.30%, 1/11/2023	500,000	516,941
4.10%, 7/24/2023	250,000	266,673
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (d)	1,515,000	1,550,367
4.00%, 4/1/2024	350,000	374,879
Series L, 3.95%, 4/21/2025	310,000	331,067
3.88%, 8/1/2025	250,000	268,640
4.45%, 3/3/2026	125,000	137,289
3.50%, 4/19/2026	290,000	308,430
4.25%, 10/22/2026	435,000	474,502
(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (d)	2,000,000	2,114,107
3.25%, 10/21/2027	500,000	521,229
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (d)	500,000	536,852
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (d)	1,000,000	1,050,144
(ICE LIBOR USD 3 Month + 0.01%), 2.88%, 10/22/2030 (d)	200,000	201,757
(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038 (d)	250,000	288,230
5.88%, 2/7/2042	250,000	355,210
5.00%, 1/21/2044	350,000	456,507
Series L, 4.75%, 4/21/2045	250,000	309,831
(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 1/20/2048 (d)	750,000	914,875
(ICE LIBOR USD 3 Month + 1.52%), 4.33%, 3/15/2050 (d)	500,000	602,776
Bank of America NA, (ICE LIBOR USD 3 Month + 0.65%), 3.34%, 1/25/2023 (d)	500,000	513,740
Bank of Montreal, 1.90%, 8/27/2021	1,000,000	1,001,885
Bank of Nova Scotia (The),
2.80%, 7/21/2021	500,000	507,522
2.45%, 9/19/2022 (b)	1,000,000	1,015,090
Barclays plc,
3.25%, 1/12/2021	1,000,000	1,008,440
3.65%, 3/16/2025	360,000	374,715
4.34%, 1/10/2028	1,000,000	1,073,297
5.25%, 8/17/2045	205,000	249,116
BBVA USA,
3.88%, 4/10/2025	500,000	525,289
BNP Paribas SA,
5.00%, 1/15/2021	250,000	257,931
Canadian Imperial Bank of Commerce, (ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (d)	500,000	505,456

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Citigroup, Inc.,
2.35%, 8/2/2021	$500,000	$503,086
4.50%, 1/14/2022	650,000	681,517
(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (d)	500,000	508,460
3.88%, 10/25/2023	750,000	796,426
3.75%, 6/16/2024 (b)	500,000	531,102
3.30%, 4/27/2025	560,000	588,146
4.60%, 3/9/2026	350,000	385,403
3.40%, 5/1/2026	500,000	525,336
3.20%, 10/21/2026	500,000	518,794
4.30%, 11/20/2026	500,000	544,475
4.45%, 9/29/2027	500,000	550,891
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (d)	500,000	538,856
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	1,500,000	1,579,346
(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (d)	500,000	547,405
(SOFR + 1.42%), 2.98%, 11/5/2030 (d)	200,000	203,111
6.63%, 6/15/2032 (b)	333,000	448,465
8.13%, 7/15/2039	350,000	584,310
6.68%, 9/13/2043	250,000	365,028
4.65%, 7/23/2048 (b)	200,000	250,166
Citizens Bank NA, 2.65%, 5/26/2022	250,000	253,112
Comerica, Inc., 4.00%, 2/1/2029 (b)	250,000	273,141
Cooperatieve Rabobank UA,
2.75%, 1/10/2022	500,000	508,445
4.63%, 12/1/2023	250,000	270,980
3.38%, 5/21/2025	500,000	530,118
5.25%, 5/24/2041 (b)	175,000	239,224
5.75%, 12/1/2043	250,000	330,790
5.25%, 8/4/2045	250,000	319,924
Credit Suisse Group Funding Guernsey Ltd.,
3.80%, 9/15/2022	440,000	458,105
3.75%, 3/26/2025	390,000	412,835
4.55%, 4/17/2026	500,000	555,117
Discover Bank,
4.20%, 8/8/2023	500,000	531,557
2.45%, 9/12/2024	300,000	299,464
Fifth Third Bancorp,
3.50%, 3/15/2022	700,000	721,981
2.60%, 6/15/2022	500,000	506,378
Fifth Third Bank, 3.95%, 7/28/2025	200,000	217,392
First Republic Bank, 2.50%, 6/6/2022	750,000	757,393
HSBC Holdings plc,
3.40%, 3/8/2021	2,000,000	2,031,777
5.10%, 4/5/2021	500,000	518,579
4.25%, 3/14/2024	500,000	530,574
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (d)	200,000	210,432
4.30%, 3/8/2026	500,000	544,529
3.90%, 5/25/2026	500,000	533,361
6.50%, 5/2/2036	400,000	546,665

11

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
HSBC Holdings plc, (continued)
6.50%, 9/15/2037	$600,000	$829,522
5.25%, 3/14/2044	250,000	316,231
HSBC USA, Inc.,
3.50%, 6/23/2024	500,000	527,994
Huntington Bancshares, Inc.,
3.15%, 3/14/2021	395,000	399,902
ING Groep NV,
4.10%, 10/2/2023	500,000	531,651
JPMorgan Chase & Co.,
2.55%, 3/1/2021	500,000	503,867
4.63%, 5/10/2021	500,000	517,477
2.30%, 8/15/2021	1,000,000	1,002,464
3.25%, 9/23/2022	500,000	517,323
(ICE LIBOR USD 3 Month + 0.70%), 3.21%, 4/1/2023 (d)	1,000,000	1,023,847
3.38%, 5/1/2023	250,000	259,797
3.88%, 9/10/2024	1,000,000	1,070,575
3.13%, 1/23/2025	1,000,000	1,043,637
(SOFR + 1.16%), 2.30%, 10/15/2025 (d)	250,000	249,718
3.30%, 4/1/2026	500,000	526,325
8.00%, 4/29/2027	290,000	387,179
4.25%, 10/1/2027	500,000	553,591
(ICE LIBOR USD 3 Month + 1.38%), 3.54%, 5/1/2028 (d)	500,000	531,262
(ICE LIBOR USD 3 Month + 1.12%), 4.01%, 4/23/2029 (d)	1,000,000	1,098,434
5.60%, 7/15/2041	400,000	547,815
5.40%, 1/6/2042	500,000	673,202
4.85%, 2/1/2044	500,000	639,326
(ICE LIBOR USD 3 Month + 1.58%), 4.26%, 2/22/2048 (d)	750,000	886,432
(ICE LIBOR USD 3 Month + 1.38%), 3.96%, 11/15/2048 (b)(d)	500,000	566,557
KeyBank NA,
3.30%, 2/1/2022	500,000	513,667
6.95%, 2/1/2028	225,000	284,477
KeyCorp,
2.55%, 10/1/2029	250,000	244,483
Korea Development Bank (The),
4.63%, 11/16/2021	200,000	209,501
3.00%, 1/13/2026	500,000	515,403
Kreditanstalt fuer Wiederaufbau,
1.63%, 3/15/2021	500,000	499,800
1.50%, 6/15/2021	500,000	498,890
2.00%, 11/30/2021	1,000,000	1,006,623
2.13%, 6/15/2022	2,000,000	2,022,020
1.75%, 8/22/2022 (b)	1,000,000	1,002,182
2.38%, 12/29/2022	250,000	255,077
2.63%, 2/28/2024 (b)	2,000,000	2,070,095
0.00%, 6/29/2037 (b)(e)	750,000	495,968
Landwirtschaftliche Rentenbank,
Series 36, 2.00%, 12/6/2021	250,000	251,627
1.75%, 7/27/2026	1,000,000	988,106
Lloyds Banking Group plc,
(ICE LIBOR USD 3 Month + 1.25%), 2.86%, 3/17/2023 (d)	400,000	405,528
4.50%, 11/4/2024	205,000	219,260
4.58%, 12/10/2025	350,000	379,086

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Lloyds Banking Group plc, (continued)
4.65%, 3/24/2026	$500,000	$543,900
(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (b)(d)	1,000,000	1,044,885
Mitsubishi UFJ Financial Group, Inc.,
3.22%, 3/7/2022	500,000	512,328
3.46%, 3/2/2023	750,000	776,230
3.85%, 3/1/2026	750,000	805,648
3.74%, 3/7/2029 (b)	1,000,000	1,079,234
Mizuho Financial Group, Inc.,
(ICE LIBOR USD 3 Month + 1.10%), 2.55%, 9/13/2025 (d)	455,000	455,131
3.17%, 9/11/2027	750,000	772,691
MUFG Americas Holdings Corp.,
3.00%, 2/10/2025	400,000	408,054
National Australia Bank Ltd.,
2.50%, 7/12/2026	750,000	750,466
Oesterreichische Kontrollbank AG,
1.63%, 9/17/2022	1,000,000	997,594
PNC Bank NA,
2.95%, 1/30/2023	250,000	255,890
3.80%, 7/25/2023	500,000	525,317
2.95%, 2/23/2025	500,000	517,735
PNC Financial Services Group, Inc. (The),
3.30%, 3/8/2022	500,000	513,707
Regions Financial Corp.,
2.75%, 8/14/2022	750,000	763,562
Royal Bank of Canada,
2.50%, 1/19/2021 (b)	500,000	503,599
2.55%, 7/16/2024	350,000	355,386
2.25%, 11/1/2024	500,000	502,122
Royal Bank of Scotland Group plc,
6.13%, 12/15/2022	500,000	547,306
3.88%, 9/12/2023	365,000	382,532
4.80%, 4/5/2026	500,000	555,581
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (d)	250,000	282,805
(ICE LIBOR USD 3 Month + 1.91%), 5.08%, 1/27/2030 (d)	500,000	575,189
Santander Holdings USA, Inc.,
3.50%, 6/7/2024	500,000	514,439
Santander UK plc,
4.00%, 3/13/2024	500,000	534,521
Sumitomo Mitsui Financial Group, Inc.,
2.93%, 3/9/2021 (b)	500,000	505,397
2.78%, 7/12/2022	1,000,000	1,017,306
2.45%, 9/27/2024 (b)	500,000	501,278
2.63%, 7/14/2026 (b)	750,000	750,707
3.35%, 10/18/2027	500,000	521,716
3.20%, 9/17/2029	500,000	507,325
Toronto-Dominion Bank (The),
3.25%, 3/11/2024 (b)	500,000	523,578
Truist Bank,
3.63%, 9/16/2025 (b)	250,000	266,159
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.15%), 2.64%, 9/17/2029 (b)(d)	250,000	250,017

12

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Truist Financial Corp.,
3.05%, 6/20/2022	$500,000	$512,496
2.85%, 10/26/2024	250,000	258,303
4.00%, 5/1/2025 (b)	1,000,000	1,084,296
US Bancorp,
4.13%, 5/24/2021 (b)	150,000	154,417
Series V, 2.63%, 1/24/2022	250,000	253,965
3.90%, 4/26/2028 (b)	1,000,000	1,122,216
US Bank NA,
2.80%, 1/27/2025	1,000,000	1,034,118
Wells Fargo & Co.,
2.50%, 3/4/2021	500,000	503,593
3.75%, 1/24/2024	2,000,000	2,114,652
3.00%, 2/19/2025	825,000	851,336
3.00%, 4/22/2026 (b)	500,000	514,343
4.30%, 7/22/2027	100,000	109,589
5.38%, 2/7/2035	457,000	586,142
5.38%, 11/2/2043	250,000	321,080
5.61%, 1/15/2044	388,000	511,325
3.90%, 5/1/2045 (b)	250,000	283,564
4.90%, 11/17/2045	500,000	611,641
4.40%, 6/14/2046	350,000	399,216
4.75%, 12/7/2046	250,000	300,224
Wells Fargo Bank NA,
2.60%, 1/15/2021	1,000,000	1,007,012
(ICE LIBOR USD 3 Month + 0.61%), 2.90%, 5/27/2022 (d)	500,000	506,592
(ICE LIBOR USD 3 Month + 0.65%), 2.08%, 9/9/2022 (d)	1,000,000	1,001,550
Wells Fargo Capital X,
5.95%, 12/15/2036	275,000	335,634
Westpac Banking Corp.,
2.65%, 1/25/2021	2,000,000	2,013,545
2.10%, 5/13/2021 (b)	500,000	501,466
2.85%, 5/13/2026	500,000	512,243
3.40%, 1/25/2028 (b)	500,000	532,947
Zions Bancorp NA,
3.25%, 10/29/2029	250,000	245,503

		111,174,282

Beverages 0.6%
Anheuser-Busch Cos. LLC,
3.65%, 2/1/2026	750,000	799,922
4.70%, 2/1/2036	500,000	579,377
4.90%, 2/1/2046	1,370,000	1,624,988
Anheuser-Busch InBev Finance, Inc.,
4.63%, 2/1/2044	150,000	170,138
Anheuser-Busch InBev Worldwide, Inc.,
4.15%, 1/23/2025	1,500,000	1,634,803
4.00%, 4/13/2028	500,000	550,277
4.60%, 4/15/2048	500,000	572,202
4.44%, 10/6/2048	581,000	651,658
5.55%, 1/23/2049	1,000,000	1,299,316
Coca-Cola Co. (The),
3.20%, 11/1/2023	550,000	576,893
1.75%, 9/6/2024 (b)	500,000	496,576
2.90%, 5/25/2027 (b)	500,000	522,810

Corporate Bonds (continued)

	Principal Amount	Value

Beverages (continued)
Constellation Brands, Inc.,
3.50%, 5/9/2027	$500,000	$522,407
3.60%, 2/15/2028	1,000,000	1,058,268
Diageo Capital plc,
2.63%, 4/29/2023 (b)	500,000	510,670
2.38%, 10/24/2029	210,000	207,201
Keurig Dr Pepper, Inc.,
2.70%, 11/15/2022	250,000	252,413
4.60%, 5/25/2028	750,000	842,208
5.09%, 5/25/2048 (b)	250,000	301,212
Molson Coors Brewing Co.,
3.00%, 7/15/2026 (b)	190,000	192,365
5.00%, 5/1/2042	250,000	273,364
PepsiCo, Inc.,
2.85%, 2/24/2026 (b)	150,000	155,810
4.25%, 10/22/2044	500,000	586,992
4.45%, 4/14/2046 (b)	500,000	614,269

		14,996,139

Biotechnology 0.5%
AbbVie, Inc.,
2.15%, 11/19/2021 (c)	300,000	300,435
2.30%, 11/21/2022 (c)	200,000	201,011
2.60%, 11/21/2024 (c)	400,000	403,237
3.20%, 5/14/2026	1,370,000	1,419,719
2.95%, 11/21/2026 (c)	200,000	203,633
3.20%, 11/21/2029 (c)	600,000	610,413
4.50%, 5/14/2035	500,000	563,925
4.30%, 5/14/2036	250,000	275,206
4.05%, 11/21/2039 (b)(c)	580,000	609,613
4.40%, 11/6/2042	625,000	671,778
4.25%, 11/21/2049 (c)	675,000	716,727
Amgen, Inc.,
4.56%, 6/15/2048 (b)	774,000	899,743
4.66%, 6/15/2051	768,000	904,883
Baxalta, Inc.,
4.00%, 6/23/2025	60,000	64,657
Biogen, Inc.,
3.63%, 9/15/2022	1,000,000	1,040,835
4.05%, 9/15/2025	195,000	212,129
5.20%, 9/15/2045	250,000	301,938
Gilead Sciences, Inc.,
4.50%, 4/1/2021 (b)	200,000	205,136
3.70%, 4/1/2024	1,000,000	1,060,528
3.50%, 2/1/2025	240,000	254,754
3.65%, 3/1/2026	145,000	156,164
4.50%, 2/1/2045	500,000	581,251
4.75%, 3/1/2046	500,000	601,267

		12,258,982

Building Products 0.1%
Allegion plc,
3.50%, 10/1/2029	250,000	254,491
Fortune Brands Home & Security, Inc.,
3.25%, 9/15/2029	250,000	252,854
Johnson Controls International plc,
3.90%, 2/14/2026 (b)	183,000	193,720
4.63%, 7/2/2044 (f)	350,000	384,738

13

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Building Products (continued)
Owens Corning,
4.30%, 7/15/2047	$500,000	$474,584

		1,560,387

Capital Markets 1.3%
Bank of New York Mellon Corp. (The),
3.25%, 9/11/2024 (b)	750,000	788,218
2.10%, 10/24/2024	250,000	250,326
Series G, 3.00%, 2/24/2025	205,000	213,226
3.00%, 10/30/2028	500,000	512,672
Brookfield Finance, Inc.,
4.25%, 6/2/2026 (b)	500,000	543,458
Charles Schwab Corp. (The),
4.00%, 2/1/2029	500,000	558,181
CME Group, Inc.,
3.00%, 3/15/2025	500,000	519,497
Credit Suisse AG,
2.10%, 11/12/2021	1,145,000	1,150,419
3.63%, 9/9/2024	500,000	531,953
Credit Suisse USA, Inc.,
7.13%, 7/15/2032	55,000	80,755
Deutsche Bank AG,
3.95%, 2/27/2023	750,000	769,172
3.70%, 5/30/2024	470,000	478,346
(SOFR + 2.58%), 3.96%, 11/26/2025 (d)	200,000	204,359
Franklin Resources, Inc.,
2.80%, 9/15/2022	500,000	510,967
Goldman Sachs Group, Inc. (The),
2.88%, 2/25/2021	750,000	757,468
5.25%, 7/27/2021	500,000	524,710
2.35%, 11/15/2021	500,000	501,987
5.75%, 1/24/2022	500,000	536,758
3.63%, 1/22/2023	750,000	781,147
3.20%, 2/23/2023	500,000	514,058
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (d)	1,000,000	1,016,487
3.85%, 7/8/2024	385,000	407,213
3.75%, 5/22/2025	500,000	530,777
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	500,000	531,993
6.45%, 5/1/2036	400,000	533,621
6.75%, 10/1/2037	150,000	208,369
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	500,000	543,390
(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (d)	500,000	569,771
6.25%, 2/1/2041	350,000	489,425
4.80%, 7/8/2044	500,000	605,634
4.75%, 10/21/2045 (b)	350,000	427,286
Intercontinental Exchange, Inc.,
4.00%, 10/15/2023	500,000	534,445
3.75%, 12/1/2025	160,000	173,120
4.25%, 9/21/2048	250,000	295,900
Jefferies Group LLC,
5.13%, 1/20/2023 (b)	250,000	269,995
4.85%, 1/15/2027	500,000	552,263
Legg Mason, Inc.,
4.75%, 3/15/2026	500,000	547,383

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Moody’s Corp.,
4.50%, 9/1/2022	$150,000	$158,620
Morgan Stanley,
5.75%, 1/25/2021	300,000	311,571
5.50%, 7/28/2021	250,000	263,357
4.88%, 11/1/2022	500,000	535,756
4.10%, 5/22/2023	650,000	686,374
Series F, 3.88%, 4/29/2024	625,000	664,424
4.00%, 7/23/2025	215,000	232,644
3.13%, 7/27/2026	500,000	516,270
4.35%, 9/8/2026	500,000	546,942
3.63%, 1/20/2027	750,000	798,611
3.95%, 4/23/2027	500,000	536,453
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (d)	1,000,000	1,063,313
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	1,000,000	1,076,453
(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (b)(d)	1,000,000	1,131,075
7.25%, 4/1/2032	324,000	463,643
Raymond James Financial, Inc.,
4.95%, 7/15/2046	250,000	292,310
S&P Global, Inc.,
4.40%, 2/15/2026	500,000	554,547
2.50%, 12/1/2029	80,000	80,062
3.25%, 12/1/2049	65,000	66,522
State Street Corp.,
3.70%, 11/20/2023 (b)	500,000	532,892
3.30%, 12/16/2024 (b)	310,000	327,037
TD Ameritrade Holding Corp.,
2.95%, 4/1/2022	500,000	511,150

		30,314,775

Chemicals 0.4%
Dow Chemical Co. (The),
3.50%, 10/1/2024 (b)	500,000	525,128
9.40%, 5/15/2039	260,000	425,461
4.80%, 5/15/2049 (b)	350,000	404,889
DuPont de Nemours, Inc.,
5.42%, 11/15/2048 (b)	750,000	925,410
Eastman Chemical Co.,
3.60%, 8/15/2022	100,000	103,513
4.65%, 10/15/2044	350,000	376,715
Ecolab, Inc.,
4.35%, 12/8/2021	122,000	127,757
3.25%, 1/14/2023	500,000	515,984
FMC Corp.,
3.45%, 10/1/2029	60,000	62,039
4.50%, 10/1/2049 (b)	85,000	92,751
Lubrizol Corp. (The),
6.50%, 10/1/2034 (b)	147,000	206,005
LyondellBasell Industries NV,
6.00%, 11/15/2021	500,000	531,138
4.63%, 2/26/2055	250,000	263,066
Mosaic Co. (The),
3.75%, 11/15/2021 (b)	250,000	257,129
4.25%, 11/15/2023	250,000	266,706
4.05%, 11/15/2027 (b)	250,000	259,623

14

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
Nutrien Ltd.,
3.15%, 10/1/2022	$50,000	$51,088
3.00%, 4/1/2025	150,000	153,085
5.88%, 12/1/2036	125,000	148,745
6.13%, 1/15/2041	150,000	185,015
5.25%, 1/15/2045	350,000	412,831
PPG Industries, Inc.,
2.80%, 8/15/2029 (b)	500,000	503,973
Praxair, Inc.,
4.05%, 3/15/2021	200,000	205,388
3.00%, 9/1/2021	450,000	459,172
3.20%, 1/30/2026 (b)	250,000	263,540
RPM International, Inc.,
3.45%, 11/15/2022	350,000	358,863
Sherwin-Williams Co. (The),
3.95%, 1/15/2026	1,000,000	1,070,267
Westlake Chemical Corp.,
4.38%, 11/15/2047	500,000	506,087

		9,661,368

Commercial Services & Supplies 0.1%
Cintas Corp. No. 2,
4.30%, 6/1/2021	125,000	129,064
Republic Services, Inc.,
5.25%, 11/15/2021	800,000	848,645
3.20%, 3/15/2025	500,000	520,260
Waste Management, Inc.,
3.50%, 5/15/2024	500,000	525,641
3.90%, 3/1/2035	130,000	143,311
4.15%, 7/15/2049	250,000	286,060

		2,452,981

Communications Equipment 0.1%
Cisco Systems, Inc.,
3.50%, 6/15/2025	400,000	430,854
5.90%, 2/15/2039	500,000	700,736
Motorola Solutions, Inc.,
4.00%, 9/1/2024	500,000	530,599

		1,662,189

Construction Materials 0.0%†
Vulcan Materials Co., 4.50%, 6/15/2047 (b)	250,000	274,872

Consumer Finance 0.7%
AerCap Ireland Capital DAC,
3.95%, 2/1/2022	750,000	774,933
3.88%, 1/23/2028 (b)	500,000	519,316
Ally Financial, Inc.,
4.13%, 2/13/2022	100,000	103,250
4.63%, 5/19/2022	100,000	104,750
3.88%, 5/21/2024	600,000	628,500
4.63%, 3/30/2025	100,000	108,250
American Express Co.,
2.75%, 5/20/2022	1,000,000	1,018,330
3.00%, 10/30/2024	500,000	516,961
3.63%, 12/5/2024	500,000	528,639
American Honda Finance Corp.,
1.95%, 5/20/2022 (b)	100,000	100,363
2.15%, 9/10/2024 (b)	500,000	500,394

Corporate Bonds (continued)

	Principal Amount	Value

Consumer Finance (continued)
Capital One Financial Corp.,
4.75%, 7/15/2021	$300,000	$312,434
3.20%, 1/30/2023 (b)	1,000,000	1,028,189
3.75%, 4/24/2024 (b)	700,000	737,253
3.75%, 7/28/2026	500,000	526,834
Caterpillar Financial Services Corp.,
2.85%, 6/1/2022 (b)	500,000	510,202
3.30%, 6/9/2024	250,000	262,881
3.25%, 12/1/2024 (b)	500,000	528,440
Discover Financial Services,
4.10%, 2/9/2027	500,000	538,802
Ford Motor Credit Co. LLC,
3.20%, 1/15/2021	500,000	502,797
5.60%, 1/7/2022 (b)	400,000	421,553
3.35%, 11/1/2022	300,000	303,052
4.14%, 2/15/2023	500,000	514,436
3.66%, 9/8/2024	500,000	502,746
4.39%, 1/8/2026	200,000	203,278
4.54%, 8/1/2026	300,000	306,993
General Motors Financial Co., Inc.,
4.38%, 9/25/2021	500,000	518,089
3.55%, 7/8/2022	400,000	411,771
5.25%, 3/1/2026	1,055,000	1,170,017
John Deere Capital Corp.,
3.13%, 9/10/2021	250,000	255,764
2.65%, 1/6/2022 (b)	640,000	650,732
2.25%, 9/14/2026	250,000	250,146
Synchrony Financial,
4.25%, 8/15/2024	350,000	373,572
4.50%, 7/23/2025	375,000	404,629
Toyota Motor Credit Corp.,
3.30%, 1/12/2022	500,000	514,297

		16,652,593

Containers & Packaging 0.1%
International Paper Co.,
3.80%, 1/15/2026	500,000	533,693
6.00%, 11/15/2041	750,000	936,219
Packaging Corp. of America,
4.50%, 11/1/2023	250,000	268,622
3.00%, 12/15/2029	50,000	50,256
4.05%, 12/15/2049	100,000	103,962

		1,892,752

Diversified Consumer Services 0.0%†
American University (The),
Series 2019, 3.67%, 4/1/2049	35,000	37,540
George Washington University (The),
Series 2018, 4.13%, 9/15/2048	73,000	84,270
Massachusetts Institute of Technology,
5.60%, 7/1/2111	100,000	152,734
4.68%, 7/1/2114	75,000	96,723
President & Fellows of Harvard College,
3.15%, 7/15/2046	75,000	76,634
3.30%, 7/15/2056	200,000	206,946
Trustees of Boston University,
Series CC, 4.06%, 10/1/2048	16,000	18,370

		673,217

15

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Financial Services 0.4%
AXA Equitable Holdings, Inc.,
7.00%, 4/1/2028	$133,000	$162,771
4.35%, 4/20/2028	1,000,000	1,086,048
Berkshire Hathaway, Inc.,
3.40%, 1/31/2022 (b)	500,000	517,921
4.50%, 2/11/2043	250,000	303,189
Block Financial LLC,
5.50%, 11/1/2022 (b)	250,000	268,245
GE Capital International Funding Co. Unlimited Co.,
3.37%, 11/15/2025	248,000	258,413
4.42%, 11/15/2035	1,483,000	1,586,416
Jefferies Financial Group, Inc.,
5.50%, 10/18/2023	250,000	271,888
National Rural Utilities Cooperative Finance Corp.,
3.70%, 3/15/2029	500,000	547,992
8.00%, 3/1/2032	159,000	239,155
Shell International Finance BV,
3.40%, 8/12/2023	1,000,000	1,048,715
2.88%, 5/10/2026	500,000	518,850
2.38%, 11/7/2029	250,000	247,975
4.13%, 5/11/2035	500,000	585,052
6.38%, 12/15/2038	250,000	364,897
4.55%, 8/12/2043	500,000	609,762
3.75%, 9/12/2046	250,000	274,932
Voya Financial, Inc.,
3.65%, 6/15/2026	250,000	264,129

		9,156,350

Diversified Telecommunication Services 1.1%
AT&T, Inc.,
4.60%, 2/15/2021	250,000	255,766
3.80%, 3/15/2022	750,000	778,506
3.00%, 6/30/2022	500,000	510,775
4.45%, 4/1/2024	500,000	542,030
3.95%, 1/15/2025	500,000	535,951
3.40%, 5/15/2025 (b)	1,000,000	1,047,272
3.60%, 7/15/2025	500,000	529,277
4.13%, 2/17/2026	1,000,000	1,083,937
3.80%, 2/15/2027	500,000	533,016
4.35%, 3/1/2029	1,000,000	1,112,513
4.50%, 5/15/2035 (b)	310,000	345,442
5.25%, 3/1/2037	750,000	896,088
4.85%, 3/1/2039	500,000	576,710
5.35%, 9/1/2040	395,000	476,752
5.55%, 8/15/2041 (b)	400,000	489,485
5.38%, 10/15/2041	200,000	237,988
5.15%, 3/15/2042	150,000	175,273
4.30%, 12/15/2042	603,000	646,003
4.65%, 6/1/2044	250,000	273,278
4.80%, 6/15/2044	500,000	570,497
4.35%, 6/15/2045	173,000	186,773
4.75%, 5/15/2046	500,000	565,871
5.15%, 11/15/2046	251,000	300,533
4.50%, 3/9/2048 (b)	366,000	404,356
British Telecommunications plc,
9.63%, 12/15/2030 (f)	250,000	384,485
Deutsche Telekom International Finance BV,
8.75%, 6/15/2030 (f)	369,000	543,612

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
Orange SA,
9.00%, 3/1/2031 (f)	$407,000	$630,456
5.38%, 1/13/2042	250,000	322,037
Telefonica Emisiones SA,
5.46%, 2/16/2021	250,000	259,475
4.57%, 4/27/2023	700,000	753,300
5.21%, 3/8/2047	450,000	534,108
5.52%, 3/1/2049 (b)	500,000	627,286
TELUS Corp.,
2.80%, 2/16/2027 (b)	500,000	501,539
4.30%, 6/15/2049	250,000	275,643
Verizon Communications, Inc.,
5.15%, 9/15/2023	1,000,000	1,111,911
3.38%, 2/15/2025	996,000	1,055,071
4.13%, 3/16/2027	1,000,000	1,110,239
4.33%, 9/21/2028	783,000	888,681
3.88%, 2/8/2029	110,000	121,343
4.27%, 1/15/2036	500,000	566,277
4.81%, 3/15/2039	1,385,000	1,671,923
6.55%, 9/15/2043	550,000	807,546
4.52%, 9/15/2048	1,000,000	1,199,945
5.01%, 4/15/2049	374,000	479,511

		26,918,480

Electric Utilities 1.3%
Alabama Power Co.,
5.70%, 2/15/2033 (b)	574,000	728,381
4.15%, 8/15/2044	350,000	390,254
Arizona Public Service Co.,
2.60%, 8/15/2029	500,000	495,801
3.50%, 12/1/2049	200,000	201,692
Baltimore Gas & Electric Co.,
3.20%, 9/15/2049	115,000	112,715
CenterPoint Energy Houston Electric LLC,
4.50%, 4/1/2044	500,000	597,714
Cleco Corporate Holdings LLC,
3.38%, 9/15/2029 (c)	250,000	251,077
Cleveland Electric Illuminating Co. (The),
5.50%, 8/15/2024 (b)	400,000	457,369
Commonwealth Edison Co.,
3.65%, 6/15/2046	250,000	265,536
4.00%, 3/1/2048 (b)	500,000	562,686
Series 127, 3.20%, 11/15/2049	155,000	154,320
Dominion Energy South Carolina, Inc.,
6.05%, 1/15/2038 (b)	150,000	204,298
5.10%, 6/1/2065	100,000	130,080
DTE Electric Co.,
4.30%, 7/1/2044	500,000	579,279
3.70%, 3/15/2045	145,000	156,550
Duke Energy Carolinas LLC,
3.90%, 6/15/2021	100,000	102,387
2.95%, 12/1/2026 (b)	500,000	516,541
4.25%, 12/15/2041	300,000	343,035
3.70%, 12/1/2047	500,000	538,098
Duke Energy Corp.,
3.05%, 8/15/2022	350,000	358,080

16

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Duke Energy Florida LLC,
3.20%, 1/15/2027	$250,000	$261,443
2.50%, 12/1/2029	70,000	69,814
3.40%, 10/1/2046	500,000	509,488
Duke Energy Progress LLC,
4.15%, 12/1/2044	500,000	565,284
4.20%, 8/15/2045	500,000	569,527
Edison International,
3.55%, 11/15/2024 (b)	175,000	179,261
4.13%, 3/15/2028 (b)	500,000	513,060
Emera US Finance LP,
4.75%, 6/15/2046	350,000	405,248
Entergy Corp.,
4.00%, 7/15/2022	400,000	417,567
Entergy Texas, Inc.,
4.00%, 3/30/2029	750,000	827,001
Evergy Metro, Inc.,
3.65%, 8/15/2025	500,000	533,393
Evergy, Inc.,
4.85%, 6/1/2021	100,000	103,151
2.90%, 9/15/2029	250,000	248,826
Eversource Energy,
Series H, 3.15%, 1/15/2025	245,000	252,837
Exelon Corp.,
5.63%, 6/15/2035	400,000	495,429
FirstEnergy Corp.,
Series B, 4.25%, 3/15/2023	500,000	527,157
Series B, 3.90%, 7/15/2027	500,000	534,837
Florida Power & Light Co.,
3.13%, 12/1/2025	500,000	525,389
5.65%, 2/1/2037	450,000	599,823
4.13%, 2/1/2042	250,000	286,539
3.95%, 3/1/2048	500,000	570,620
Georgia Power Co.,
Series A, 2.20%, 9/15/2024	1,000,000	1,000,127
4.30%, 3/15/2042	500,000	548,661
Hydro-Quebec,
8.40%, 1/15/2022	220,000	247,974
Series GF, 8.88%, 3/1/2026	156,000	214,034
Iberdrola International BV,
5.81%, 3/15/2025	118,000	135,780
Indiana Michigan Power Co.,
Series K, 4.55%, 3/15/2046	350,000	408,785
Interstate Power & Light Co.,
3.60%, 4/1/2029	623,000	663,564
Louisville Gas & Electric Co.,
4.25%, 4/1/2049	250,000	288,073
MidAmerican Energy Co.,
5.80%, 10/15/2036	550,000	733,537
4.80%, 9/15/2043	500,000	618,497
Nevada Power Co.,
5.45%, 5/15/2041 (b)	150,000	191,778
NextEra Energy Capital Holdings, Inc.,
2.75%, 11/1/2029	245,000	246,307
Northern States Power Co.,
2.15%, 8/15/2022	250,000	251,736
4.00%, 8/15/2045	165,000	187,326
NSTAR Electric Co.,
2.38%, 10/15/2022	500,000	504,707

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Oncor Electric Delivery Co. LLC,
4.55%, 12/1/2041	$150,000	$179,731
5.30%, 6/1/2042	150,000	196,314
PacifiCorp,
5.25%, 6/15/2035	177,000	217,720
PECO Energy Co.,
1.70%, 9/15/2021	500,000	499,390
3.70%, 9/15/2047	250,000	273,781
PPL Capital Funding, Inc.,
5.00%, 3/15/2044	250,000	287,430
Progress Energy, Inc.,
4.40%, 1/15/2021	700,000	713,686
7.75%, 3/1/2031	236,000	332,358
Public Service Co. of Colorado,
4.30%, 3/15/2044	250,000	291,537
Public Service Electric & Gas Co.,
3.95%, 5/1/2042	400,000	443,873
Southern California Edison Co.,
Series B, 2.40%, 2/1/2022	500,000	502,608
Series C, 3.50%, 10/1/2023	500,000	521,723
6.00%, 1/15/2034	177,000	217,923
Series 05-B, 5.55%, 1/15/2036	436,000	522,748
Series B, 4.88%, 3/1/2049 (b)	500,000	593,184
Southern Co. (The),
3.25%, 7/1/2026 (b)	295,000	307,358
Southwestern Electric Power Co.,
Series L, 3.85%, 2/1/2048	750,000	779,828
Tampa Electric Co.,
3.63%, 6/15/2050	40,000	42,219
Union Electric Co.,
3.65%, 4/15/2045	250,000	264,661
3.25%, 10/1/2049	250,000	248,296
Virginia Electric & Power Co.,
3.45%, 9/1/2022	500,000	516,655
Series B, 4.20%, 5/15/2045 (b)	200,000	228,729
3.30%, 12/1/2049	50,000	50,486
Wisconsin Electric Power Co.,
2.95%, 9/15/2021	300,000	304,662
5.63%, 5/15/2033	59,000	75,877
Xcel Energy, Inc.,
3.30%, 6/1/2025	500,000	522,181
6.50%, 7/1/2036	177,000	239,404

		31,756,835

Electrical Equipment 0.1%
ABB Finance USA, Inc.,
4.38%, 5/8/2042	100,000	120,010
Eaton Corp.,
2.75%, 11/2/2022	750,000	765,302
3.10%, 9/15/2027	500,000	519,645
Emerson Electric Co.,
6.00%, 8/15/2032	83,000	109,786

		1,514,743

Electronic Equipment, Instruments & Components 0.1%
Amphenol Corp.,
2.80%, 2/15/2030	250,000	247,668
Arrow Electronics, Inc.,
4.50%, 3/1/2023	250,000	263,901

17

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electronic Equipment, Instruments & Components (continued)
Corning, Inc.,
4.38%, 11/15/2057	$500,000	$513,096
Keysight Technologies, Inc.,
3.00%, 10/30/2029	75,000	75,249
Tyco Electronics Group SA,
3.50%, 2/3/2022	300,000	308,553

		1,408,467

Energy Equipment & Services 0.1%
Baker Hughes a GE Co. LLC,
3.34%, 12/15/2027 (b)	285,000	297,523
3.14%, 11/7/2029	85,000	87,525
5.13%, 9/15/2040	200,000	235,645
Halliburton Co.,
3.80%, 11/15/2025 (b)	250,000	266,698
6.70%, 9/15/2038 (b)	400,000	529,928
5.00%, 11/15/2045	500,000	571,565
National Oilwell Varco, Inc.,
3.95%, 12/1/2042 (b)	350,000	322,537

		2,311,421

Entertainment 0.2%
NBCUniversal Media LLC,
4.38%, 4/1/2021	800,000	825,091
2.88%, 1/15/2023 (b)	350,000	359,703
5.95%, 4/1/2041	200,000	275,204
TWDC Enterprises 18 Corp.,
3.75%, 6/1/2021	500,000	513,998
3.15%, 9/17/2025 (b)	325,000	345,431
3.00%, 2/13/2026 (b)	150,000	157,964
3.00%, 7/30/2046	150,000	148,373
Walt Disney Co. (The),
4.50%, 2/15/2021	250,000	257,637
2.00%, 9/1/2029	100,000	97,050
6.55%, 3/15/2033	300,000	423,657
6.20%, 12/15/2034	245,000	344,101
6.65%, 11/15/2037	150,000	222,979
5.40%, 10/1/2043	500,000	680,945

		4,652,133

Equity Real Estate Investment Trusts (REITs) 0.8%
Alexandria Real Estate Equities, Inc.,
4.85%, 4/15/2049	500,000	610,562
American Tower Corp.,
3.50%, 1/31/2023	250,000	259,083
4.40%, 2/15/2026	40,000	43,651
3.95%, 3/15/2029	1,000,000	1,075,604
AvalonBay Communities, Inc.,
3.45%, 6/1/2025	695,000	734,651
Boston Properties LP,
3.80%, 2/1/2024	250,000	264,463
2.75%, 10/1/2026	750,000	760,743
Brixmor Operating Partnership LP,
3.65%, 6/15/2024	500,000	523,038
CC Holdings GS V LLC,
3.85%, 4/15/2023	250,000	262,059
Crown Castle International Corp.,
3.70%, 6/15/2026	60,000	63,429
3.65%, 9/1/2027	750,000	793,737
3.10%, 11/15/2029 (b)	260,000	263,333

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) (continued)
CubeSmart LP,
3.00%, 2/15/2030	$250,000	$247,209
Duke Realty LP,
2.88%, 11/15/2029	125,000	125,356
Equinix, Inc.,
2.63%, 11/18/2024	80,000	80,149
3.20%, 11/18/2029	105,000	105,390
ERP Operating LP,
3.00%, 4/15/2023	500,000	514,956
4.50%, 7/1/2044 (b)	350,000	416,115
Essex Portfolio LP,
3.00%, 1/15/2030	75,000	75,907
GLP Capital LP,
5.30%, 1/15/2029	500,000	555,350
Healthcare Trust of America Holdings LP,
3.10%, 2/15/2030	250,000	248,288
Healthpeak Properties, Inc.,
4.25%, 11/15/2023	235,000	250,790
3.50%, 7/15/2029	125,000	130,391
3.00%, 1/15/2030	180,000	180,711
Highwoods Realty LP,
3.05%, 2/15/2030	250,000	246,574
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/2023 (b)	525,000	549,293
Series E, 4.00%, 6/15/2025	375,000	401,609
Series H, 3.38%, 12/15/2029	100,000	100,904
Kimco Realty Corp.,
3.13%, 6/1/2023	500,000	512,369
4.45%, 9/1/2047	250,000	274,278
Liberty Property LP,
4.40%, 2/15/2024	500,000	540,610
Omega Healthcare Investors, Inc.,
4.50%, 4/1/2027 (b)	550,000	593,787
Prologis LP,
4.25%, 8/15/2023	500,000	535,501
Realty Income Corp.,
3.25%, 10/15/2022	350,000	361,458
Sabra Health Care LP,
3.90%, 10/15/2029	250,000	251,425
Service Properties Trust,
5.00%, 8/15/2022	350,000	368,243
4.38%, 2/15/2030	200,000	196,346
Simon Property Group LP,
3.38%, 10/1/2024 (b)	500,000	526,619
2.45%, 9/13/2029	250,000	246,120
4.25%, 11/30/2046	500,000	572,080
SITE Centers Corp.,
3.63%, 2/1/2025	500,000	515,780
Spirit Realty LP,
4.00%, 7/15/2029	215,000	226,434
3.40%, 1/15/2030	250,000	251,315
UDR, Inc.,
3.00%, 8/15/2031	250,000	250,490
Ventas Realty LP,
3.13%, 6/15/2023 (b)	500,000	512,868
4.00%, 3/1/2028 (b)	250,000	268,145
Welltower, Inc.,
4.25%, 4/1/2026	500,000	544,477

18

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co.,
7.38%, 3/15/2032	$500,000	$691,440
WP Carey, Inc.,
3.85%, 7/15/2029	120,000	126,741

		18,249,871

Food & Staples Retailing 0.3%
Costco Wholesale Corp.,
2.25%, 2/15/2022	170,000	171,823
Kroger Co. (The),
4.00%, 2/1/2024	500,000	532,988
7.50%, 4/1/2031	257,000	356,035
5.40%, 7/15/2040	200,000	232,765
5.40%, 1/15/2049	50,000	61,082
Sysco Corp.,
3.75%, 10/1/2025 (b)	145,000	155,984
3.30%, 7/15/2026 (b)	255,000	268,913
4.85%, 10/1/2045	150,000	180,287
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/2026	55,000	55,959
4.50%, 11/18/2034	400,000	417,314
4.80%, 11/18/2044 (b)	150,000	152,008
Walmart, Inc.,
2.55%, 4/11/2023	750,000	766,301
3.30%, 4/22/2024	725,000	762,514
2.65%, 12/15/2024 (b)	1,000,000	1,032,685
3.05%, 7/8/2026 (b)	1,000,000	1,054,891
7.55%, 2/15/2030 (b)	118,000	171,240
3.63%, 12/15/2047	500,000	556,525
4.05%, 6/29/2048	500,000	592,672
2.95%, 9/24/2049 (b)	250,000	249,085

		7,771,071

Food Products 0.4%
Archer-Daniels-Midland Co.,
4.02%, 4/16/2043	345,000	381,290
Campbell Soup Co.,
4.25%, 4/15/2021	100,000	103,054
4.15%, 3/15/2028	750,000	814,281
Conagra Brands, Inc.,
3.25%, 9/15/2022	250,000	256,079
7.00%, 10/1/2028	221,000	278,738
5.30%, 11/1/2038	250,000	296,906
General Mills, Inc.,
3.15%, 12/15/2021	750,000	766,819
4.20%, 4/17/2028	500,000	557,360
4.15%, 2/15/2043	100,000	107,501
Hershey Co. (The),
2.45%, 11/15/2029	250,000	251,460
JM Smucker Co. (The),
3.50%, 10/15/2021	200,000	205,162
4.25%, 3/15/2035	400,000	433,216
Kellogg Co.,
3.25%, 4/1/2026 (b)	125,000	130,007
4.50%, 4/1/2046 (b)	250,000	279,100
Kraft Heinz Foods Co.,
3.95%, 7/15/2025	500,000	529,452
3.00%, 6/1/2026	1,115,000	1,115,325
6.88%, 1/26/2039	200,000	249,888

Corporate Bonds (continued)

	Principal Amount	Value

Food Products (continued)
Kraft Heinz Foods Co., (continued)
5.00%, 6/4/2042	$350,000	$373,982
5.20%, 7/15/2045	350,000	380,082
Mead Johnson Nutrition Co.,
4.60%, 6/1/2044	350,000	419,204
Tyson Foods, Inc.,
4.50%, 6/15/2022	200,000	210,591
3.95%, 8/15/2024 (b)	500,000	536,172
3.55%, 6/2/2027	500,000	531,646
4.55%, 6/2/2047	100,000	114,493
5.10%, 9/28/2048	250,000	314,790
Unilever Capital Corp.,
2.00%, 7/28/2026 (b)	500,000	495,587
5.90%, 11/15/2032	206,000	280,728

		10,412,913

Gas Utilities 0.1%
Atmos Energy Corp.,
3.00%, 6/15/2027 (b)	500,000	516,066
3.38%, 9/15/2049	160,000	162,485
CenterPoint Energy Resources Corp.,
4.50%, 1/15/2021	305,000	310,901
Dominion Energy Gas Holdings LLC,
Series A, 2.50%, 11/15/2024 (b)	100,000	100,468
Series B, 3.00%, 11/15/2029	200,000	199,327
Series C, 3.90%, 11/15/2049 (b)	100,000	99,879
National Fuel Gas Co.,
3.75%, 3/1/2023	250,000	258,079
ONE Gas, Inc.,
4.66%, 2/1/2044	250,000	297,396
Washington Gas Light Co.,
3.65%, 9/15/2049	100,000	100,622

		2,045,223

Health Care Equipment & Supplies 0.4%
Abbott Laboratories,
2.55%, 3/15/2022 (b)	215,000	218,526
3.88%, 9/15/2025	90,000	98,036
3.75%, 11/30/2026	848,000	926,568
5.30%, 5/27/2040	500,000	657,442
4.90%, 11/30/2046	250,000	328,565
Baxter International, Inc.,
2.60%, 8/15/2026	460,000	464,197
Becton Dickinson and Co.,
3.13%, 11/8/2021	350,000	356,801
3.30%, 3/1/2023	100,000	102,141
3.73%, 12/15/2024	570,000	604,300
3.70%, 6/6/2027	326,000	346,929
Boston Scientific Corp.,
3.85%, 5/15/2025	255,000	273,977
4.00%, 3/1/2029	500,000	553,367
4.70%, 3/1/2049	150,000	182,540
Danaher Corp.,
3.35%, 9/15/2025 (b)	250,000	265,942
DH Europe Finance II Sarl,
2.60%, 11/15/2029	100,000	99,637
3.25%, 11/15/2039	100,000	100,863
3.40%, 11/15/2049	140,000	142,645

19

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Equipment & Supplies (continued)
Koninklijke Philips NV,
5.00%, 3/15/2042	$250,000	$300,620
Medtronic, Inc.,
3.15%, 3/15/2022	400,000	411,407
3.63%, 3/15/2024	275,000	291,655
4.38%, 3/15/2035	350,000	414,428
4.63%, 3/15/2045	500,000	629,777
Stryker Corp.,
3.38%, 11/1/2025 (b)	160,000	169,613
3.50%, 3/15/2026	70,000	74,515
4.63%, 3/15/2046	500,000	602,371
Zimmer Biomet Holdings, Inc.,
3.38%, 11/30/2021	200,000	204,166

		8,821,028

Health Care Providers & Services 1.0%
Advocate Health & Hospitals Corp.,
4.27%, 8/15/2048	57,000	64,953
Aetna, Inc.,
2.80%, 6/15/2023	500,000	508,126
3.50%, 11/15/2024	500,000	523,463
6.63%, 6/15/2036	250,000	337,686
Allina Health System,
Series 2019, 3.89%, 4/15/2049	50,000	53,178
AmerisourceBergen Corp.,
3.50%, 11/15/2021	250,000	256,010
4.30%, 12/15/2047	500,000	519,324
Anthem, Inc.,
3.70%, 8/15/2021	100,000	102,333
2.38%, 1/15/2025	160,000	159,812
4.10%, 3/1/2028	750,000	814,950
4.63%, 5/15/2042	250,000	282,111
5.10%, 1/15/2044 (b)	300,000	359,036
4.65%, 8/15/2044	250,000	283,388
Ascension Health,
Series B, 3.11%, 11/15/2039	34,000	33,401
Cardinal Health, Inc.,
3.20%, 6/15/2022	300,000	307,390
3.75%, 9/15/2025	340,000	361,363
3.41%, 6/15/2027 (b)	500,000	511,446
Cigna Corp.,
4.50%, 3/15/2021 (c)	300,000	306,648
3.90%, 2/15/2022 (c)	150,000	155,355
3.00%, 7/15/2023 (c)	500,000	510,921
3.50%, 6/15/2024 (c)	500,000	522,257
3.25%, 4/15/2025 (c)	250,000	259,278
3.05%, 10/15/2027 (c)	400,000	405,700
4.80%, 7/15/2046 (c)	250,000	290,185
4.90%, 12/15/2048	750,000	895,872
CommonSpirit Health,
3.82%, 10/1/2049	108,000	105,389
4.19%, 10/1/2049	37,000	36,994
CVS Health Corp.,
3.35%, 3/9/2021	532,000	540,845
3.70%, 3/9/2023	750,000	781,752
3.38%, 8/12/2024 (b)	500,000	520,479
4.10%, 3/25/2025	500,000	536,832
4.30%, 3/25/2028	1,000,000	1,092,441
4.88%, 7/20/2035	500,000	575,105

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
CVS Health Corp., (continued)
4.78%, 3/25/2038	$150,000	$170,530
5.13%, 7/20/2045	500,000	593,158
5.05%, 3/25/2048	1,000,000	1,185,026
Duke University Health System, Inc.,
Series 2017, 3.92%, 6/1/2047	345,000	385,290
HCA, Inc.,
5.00%, 3/15/2024	1,000,000	1,093,167
4.13%, 6/15/2029	250,000	265,270
5.13%, 6/15/2039	30,000	33,066
5.50%, 6/15/2047	350,000	402,324
Humana, Inc.,
3.15%, 12/1/2022	1,000,000	1,026,301
3.95%, 8/15/2049	150,000	157,197
Johns Hopkins Health System Corp. (The),
3.84%, 5/15/2046	20,000	21,776
Kaiser Foundation Hospitals,
4.88%, 4/1/2042	250,000	309,575
Series 2019, 3.27%, 11/1/2049	122,000	122,450
Laboratory Corp. of America Holdings,
3.75%, 8/23/2022	350,000	363,505
McKesson Corp.,
3.95%, 2/16/2028 (b)	250,000	266,727
Mount Sinai Hospitals Group, Inc.,
Series 2017, 3.98%, 7/1/2048	33,000	33,460
Northwell Healthcare, Inc.,
4.26%, 11/1/2047	35,000	37,652
Partners Healthcare System, Inc.,
Series 2017, 3.77%, 7/1/2048	43,000	44,875
Providence St Joseph Health Obligated Group,
Series A, 3.93%, 10/1/2048	38,000	41,157
Quest Diagnostics, Inc.,
4.70%, 4/1/2021	500,000	516,615
3.50%, 3/30/2025	370,000	389,864
4.20%, 6/30/2029	100,000	110,476
2.95%, 6/30/2030	75,000	75,015
Stanford Health Care,
Series 2018, 3.80%, 11/15/2048	30,000	32,511
Sutter Health,
Series 2018, 3.70%, 8/15/2028	40,000	42,869
Series 2018, 4.09%, 8/15/2048	50,000	54,701
Trinity Health Corp.,
Series 2019, 3.43%, 12/1/2048	62,000	61,266
UnitedHealth Group, Inc.,
3.38%, 4/15/2027	500,000	533,782
2.95%, 10/15/2027	500,000	520,146
3.88%, 12/15/2028	500,000	553,639
4.63%, 7/15/2035	105,000	127,546
5.80%, 3/15/2036	708,000	940,215
3.95%, 10/15/2042	250,000	275,269
4.75%, 7/15/2045	250,000	307,860
3.70%, 8/15/2049	500,000	537,435
Willis-Knighton Medical Center,
Series 2018, 4.81%, 9/1/2048	41,000	48,963

		24,694,701

20

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Hotels, Restaurants & Leisure 0.2%
Hyatt Hotels Corp.,
5.38%, 8/15/2021	$150,000	$156,430
Las Vegas Sands Corp.,
3.20%, 8/8/2024	50,000	51,480
3.50%, 8/18/2026 (b)	55,000	56,584
3.90%, 8/8/2029	40,000	41,766
McDonald’s Corp.,
3.70%, 1/30/2026	250,000	269,761
3.80%, 4/1/2028	500,000	546,826
2.63%, 9/1/2029 (b)	250,000	250,356
4.70%, 12/9/2035	400,000	474,416
4.88%, 7/15/2040	250,000	292,931
4.88%, 12/9/2045	250,000	301,402
Sands China Ltd.,
5.40%, 8/8/2028	200,000	225,626
Starbucks Corp.,
3.50%, 3/1/2028	750,000	806,010
4.45%, 8/15/2049 (b)	250,000	289,997

		3,763,585

Household Durables 0.0%†
DR Horton, Inc.,
2.50%, 10/15/2024 (b)	215,000	215,252
Whirlpool Corp.,
3.70%, 5/1/2025	500,000	528,295

		743,547

Household Products 0.1%
Clorox Co. (The),
3.80%, 11/15/2021	500,000	516,706
Colgate-Palmolive Co.,
2.45%, 11/15/2021	150,000	152,008
Kimberly-Clark Corp.,
2.40%, 6/1/2023	500,000	507,634
2.65%, 3/1/2025	105,000	107,638
6.63%, 8/1/2037	130,000	191,321
3.20%, 7/30/2046	165,000	166,590
Procter & Gamble Co. (The),
2.15%, 8/11/2022	1,000,000	1,011,534
2.85%, 8/11/2027 (b)	250,000	265,099
3.50%, 10/25/2047	250,000	282,110

		3,200,640

Independent Power and Renewable Electricity Producers 0.0%†
Oglethorpe Power Corp.,
5.25%, 9/1/2050	200,000	240,385
Southern Power Co.,
Series E, 2.50%, 12/15/2021	500,000	505,206

		745,591

Industrial Conglomerates 0.2%
3M Co.,
2.00%, 2/14/2025	200,000	198,925
3.00%, 8/7/2025	400,000	420,603
2.38%, 8/26/2029 (b)	200,000	197,342
5.70%, 3/15/2037	415,000	553,171
3.25%, 8/26/2049	90,000	87,604

Corporate Bonds (continued)

	Principal Amount	Value

Industrial Conglomerates (continued)
General Electric Co.,
5.30%, 2/11/2021	$101,000	$104,205
4.65%, 10/17/2021	336,000	350,317
2.70%, 10/9/2022	500,000	506,914
3.10%, 1/9/2023 (b)	144,000	147,132
3.38%, 3/11/2024	500,000	517,855
3.45%, 5/15/2024	144,000	149,476
6.75%, 3/15/2032	323,000	414,962
6.15%, 8/7/2037	201,000	249,960
5.88%, 1/14/2038	144,000	175,041
4.13%, 10/9/2042	48,000	49,519
Honeywell International, Inc.,
4.25%, 3/1/2021	500,000	515,237
2.50%, 11/1/2026 (b)	500,000	508,829
Ingersoll-Rand Luxembourg Finance SA,
4.50%, 3/21/2049	250,000	281,198
Roper Technologies, Inc.,
2.35%, 9/15/2024	50,000	50,287
2.95%, 9/15/2029	90,000	90,916

		5,569,493

Insurance 0.8%
Alleghany Corp.,
4.95%, 6/27/2022	400,000	425,785
Allstate Corp. (The),
4.50%, 6/15/2043	250,000	297,320
(ICE LIBOR USD 3 Month + 2.12%), 6.50%, 5/15/2057 (d)	195,000	246,187
American International Group, Inc.,
3.30%, 3/1/2021	135,000	136,965
3.90%, 4/1/2026	475,000	510,220
4.25%, 3/15/2029 (b)	1,000,000	1,113,228
3.88%, 1/15/2035	500,000	530,915
4.80%, 7/10/2045	150,000	180,027
4.38%, 1/15/2055	250,000	274,526
Aon plc,
3.88%, 12/15/2025	195,000	209,891
4.60%, 6/14/2044	250,000	289,794
Arch Capital Finance LLC,
5.03%, 12/15/2046	250,000	312,657
Berkshire Hathaway Finance Corp.,
4.30%, 5/15/2043	250,000	289,061
4.25%, 1/15/2049	500,000	593,238
Brighthouse Financial, Inc.,
3.70%, 6/22/2027 (b)	500,000	498,834
Chubb Corp. (The),
6.00%, 5/11/2037	165,000	228,179
Chubb INA Holdings, Inc.,
2.70%, 3/13/2023	500,000	510,672
3.35%, 5/3/2026 (b)	90,000	95,717
4.35%, 11/3/2045	500,000	605,969
CNA Financial Corp.,
5.75%, 8/15/2021	500,000	528,535
Hartford Financial Services Group, Inc. (The),
6.10%, 10/1/2041	309,000	423,816

21

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Lincoln National Corp.,
3.05%, 1/15/2030 (b)	$500,000	$501,778
Loews Corp.,
4.13%, 5/15/2043	400,000	444,904
Manulife Financial Corp.,
(USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (d)	500,000	518,755
Markel Corp.,
3.35%, 9/17/2029	475,000	486,633
Marsh & McLennan Cos., Inc.,
4.80%, 7/15/2021	600,000	621,793
4.20%, 3/1/2048	500,000	569,120
MetLife, Inc.,
3.60%, 11/13/2025	500,000	537,335
5.70%, 6/15/2035	159,000	213,758
6.40%, 12/15/2036	500,000	612,500
4.88%, 11/13/2043	250,000	310,017
4.60%, 5/13/2046 (b)	165,000	203,366
Nationwide Financial Services, Inc.,
6.75%, 5/15/2037 (g)	105,000	121,800
Principal Financial Group, Inc.,
3.40%, 5/15/2025	500,000	524,006
Progressive Corp. (The),
3.75%, 8/23/2021	200,000	206,298
6.25%, 12/1/2032	162,000	224,207
3.70%, 1/26/2045	250,000	267,623
Prudential Financial, Inc.,
(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (d)	250,000	268,750
4.60%, 5/15/2044	250,000	295,231
3.91%, 12/7/2047	186,000	200,294
3.94%, 12/7/2049	605,000	660,532
Reinsurance Group of America, Inc.,
5.00%, 6/1/2021	100,000	103,870
Travelers Cos., Inc. (The),
5.35%, 11/1/2040	250,000	328,141
Travelers Property Casualty Corp.,
6.38%, 3/15/2033	192,000	265,027
Unum Group,
4.00%, 6/15/2029	250,000	262,585
Willis North America, Inc.,
2.95%, 9/15/2029	65,000	64,425
Willis Towers Watson plc,
5.75%, 3/15/2021	100,000	104,233
XLIT Ltd.,
4.45%, 3/31/2025 (b)	500,000	544,805

		17,763,322

Interactive Media & Services 0.1%
Alphabet, Inc.,
3.38%, 2/25/2024 (b)	750,000	797,812
Baidu, Inc.,
3.88%, 9/29/2023	400,000	416,806

		1,214,618

Internet & Direct Marketing Retail 0.2%
Alibaba Group Holding Ltd.,
3.13%, 11/28/2021	275,000	280,514
4.50%, 11/28/2034	500,000	568,919
4.20%, 12/6/2047	500,000	555,517

Corporate Bonds (continued)

	Principal Amount	Value

Internet & Direct Marketing Retail (continued)
Amazon.com, Inc.,
3.30%, 12/5/2021 (b)	$500,000	$514,494
2.80%, 8/22/2024	250,000	258,742
3.15%, 8/22/2027	250,000	264,945
4.80%, 12/5/2034	500,000	630,966
3.88%, 8/22/2037	350,000	397,805
4.05%, 8/22/2047 (b)	500,000	588,423
4.25%, 8/22/2057	250,000	304,980
eBay, Inc.,
3.80%, 3/9/2022 (b)	285,000	294,630
3.60%, 6/5/2027	500,000	524,386
Expedia Group, Inc.,
3.25%, 2/15/2030 (c)	165,000	158,806
QVC, Inc.,
4.38%, 3/15/2023 (b)	350,000	361,288

		5,704,415

IT Services 0.4%
Broadridge Financial Solutions, Inc.,
3.40%, 6/27/2026	215,000	224,772
Fidelity National Information Services, Inc.,
3.50%, 4/15/2023	150,000	156,170
3.00%, 8/15/2026	750,000	776,100
Fiserv, Inc.,
4.75%, 6/15/2021 (b)	200,000	207,988
2.75%, 7/1/2024	350,000	356,183
3.50%, 7/1/2029	300,000	315,323
4.40%, 7/1/2049	350,000	397,349
Global Payments, Inc.,
2.65%, 2/15/2025	250,000	251,138
3.20%, 8/15/2029	150,000	152,881
International Business Machines Corp.,
2.90%, 11/1/2021	200,000	203,710
2.85%, 5/13/2022	1,000,000	1,022,622
5.88%, 11/29/2032	433,000	577,764
4.00%, 6/20/2042	600,000	662,956
4.25%, 5/15/2049	500,000	572,231
Mastercard, Inc.,
2.00%, 3/3/2025 (b)	300,000	299,257
3.80%, 11/21/2046	250,000	281,386
PayPal Holdings, Inc.,
2.40%, 10/1/2024	85,000	85,838
2.85%, 10/1/2029	170,000	171,579
Visa, Inc.,
2.80%, 12/14/2022	250,000	257,267
3.15%, 12/14/2025	135,000	142,731
4.30%, 12/14/2045	750,000	921,979
Western Union Co. (The),
6.20%, 11/17/2036	300,000	342,214

		8,379,438

Leisure Products 0.0%†
Hasbro, Inc.,
2.60%, 11/19/2022	45,000	45,276
3.00%, 11/19/2024 (b)	100,000	100,515
3.55%, 11/19/2026	100,000	100,702
3.90%, 11/19/2029	100,000	100,725

		347,218

22

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.,
3.88%, 7/15/2023 (b)	$250,000	$262,361
2.75%, 9/15/2029 (b)	165,000	163,828
PerkinElmer, Inc.,
3.30%, 9/15/2029	100,000	102,151
Thermo Fisher Scientific, Inc.,
4.15%, 2/1/2024	1,000,000	1,071,643
2.60%, 10/1/2029 (b)	325,000	321,502
5.30%, 2/1/2044	100,000	128,123

		2,049,608

Machinery 0.2%
Caterpillar, Inc.,
3.90%, 5/27/2021	500,000	513,675
2.60%, 6/26/2022	350,000	356,206
2.60%, 9/19/2029	70,000	70,703
6.05%, 8/15/2036	177,000	242,192
3.25%, 9/19/2049 (b)	330,000	331,363
Deere & Co.,
8.10%, 5/15/2030	500,000	736,415
3.90%, 6/9/2042	250,000	281,341
Dover Corp.,
2.95%, 11/4/2029	45,000	45,354
5.38%, 3/1/2041	100,000	121,466
Flowserve Corp.,
3.50%, 9/15/2022	100,000	102,012
Fortive Corp.,
4.30%, 6/15/2046	250,000	258,863
IDEX Corp.,
4.20%, 12/15/2021	300,000	308,639
Illinois Tool Works, Inc.,
4.88%, 9/15/2041	200,000	254,144
Parker-Hannifin Corp.,
4.20%, 11/21/2034	500,000	553,635
Stanley Black & Decker, Inc.,
2.90%, 11/1/2022	500,000	511,625
4.25%, 11/15/2028 (b)	250,000	282,061
Westinghouse Air Brake Technologies Corp.,
4.95%, 9/15/2028 (f)	250,000	275,015

		5,244,709

Media 0.8%
Charter Communications Operating LLC,
4.46%, 7/23/2022	1,000,000	1,051,169
4.91%, 7/23/2025	410,000	451,483
5.05%, 3/30/2029 (b)	250,000	283,664
6.38%, 10/23/2035	500,000	629,323
6.48%, 10/23/2045	250,000	309,932
5.38%, 5/1/2047	250,000	280,477
5.75%, 4/1/2048	500,000	583,962
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/2022	118,000	142,605
Comcast Corp.,
2.85%, 1/15/2023 (b)	500,000	514,113
3.60%, 3/1/2024	500,000	530,076
3.15%, 2/15/2028	500,000	524,191

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
Comcast Corp., (continued)
4.25%, 1/15/2033	$250,000	$289,771
7.05%, 3/15/2033	295,000	423,253
4.40%, 8/15/2035	500,000	586,514
6.50%, 11/15/2035	100,000	141,821
3.90%, 3/1/2038	250,000	276,996
3.40%, 7/15/2046	250,000	253,742
3.97%, 11/1/2047	743,000	818,585
4.70%, 10/15/2048	1,000,000	1,234,766
4.00%, 11/1/2049	863,000	957,015
Discovery Communications LLC,
3.30%, 5/15/2022 (b)	350,000	359,055
3.45%, 3/15/2025	270,000	280,488
4.90%, 3/11/2026	115,000	128,359
3.95%, 3/20/2028	500,000	533,761
5.00%, 9/20/2037	250,000	282,547
4.88%, 4/1/2043	200,000	218,840
Fox Corp.,
5.58%, 1/25/2049 (c)	500,000	636,996
Grupo Televisa SAB,
6.63%, 1/15/2040	250,000	311,811
5.00%, 5/13/2045	250,000	261,068
Omnicom Group, Inc.,
3.63%, 5/1/2022 (b)	50,000	51,796
Time Warner Cable LLC,
6.75%, 6/15/2039	900,000	1,137,150
5.88%, 11/15/2040	250,000	286,943
ViacomCBS, Inc.,
3.88%, 12/15/2021	600,000	620,766
4.25%, 9/1/2023 (b)	100,000	106,507
3.88%, 4/1/2024 (b)	500,000	529,496
5.50%, 5/15/2033	118,000	141,232
4.85%, 7/1/2042	100,000	111,913
4.38%, 3/15/2043	459,000	486,660
4.60%, 1/15/2045 (b)	500,000	554,390
WPP Finance 2010,
3.75%, 9/19/2024 (b)	550,000	580,432

		17,903,668

Metals & Mining 0.2%
ArcelorMittal SA,
4.55%, 3/11/2026 (b)	500,000	530,968
Barrick Gold Corp.,
5.25%, 4/1/2042	150,000	179,017
Barrick North America Finance LLC,
5.75%, 5/1/2043	250,000	318,326
BHP Billiton Finance USA Ltd.,
6.42%, 3/1/2026	80,000	97,496
5.00%, 9/30/2043	500,000	640,352
Newmont Goldcorp Corp.,
5.88%, 4/1/2035	236,000	302,923
4.88%, 3/15/2042	150,000	175,640
Nucor Corp.,
4.00%, 8/1/2023	500,000	528,791
Reliance Steel & Aluminum Co.,
4.50%, 4/15/2023	250,000	264,255
Rio Tinto Alcan, Inc.,
5.75%, 6/1/2035	206,000	265,902
Rio Tinto Finance USA plc,
4.13%, 8/21/2042 (b)	250,000	286,784

23

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
Southern Copper Corp.,
3.88%, 4/23/2025	$750,000	$787,130
6.75%, 4/16/2040	250,000	333,859
5.88%, 4/23/2045 (b)	230,000	288,333
Teck Resources Ltd.,
6.25%, 7/15/2041	250,000	286,611

		5,286,387

Multiline Retail 0.1%
Dollar General Corp.,
3.25%, 4/15/2023	250,000	258,225
Nordstrom, Inc.,
4.00%, 10/15/2021	500,000	513,192
5.00%, 1/15/2044 (b)	250,000	245,069
Target Corp.,
2.50%, 4/15/2026 (b)	1,500,000	1,537,728
4.00%, 7/1/2042	350,000	400,375

		2,954,589

Multi-Utilities 0.4%
Ameren Corp.,
2.50%, 9/15/2024	660,000	662,944
Ameren Illinois Co.,
2.70%, 9/1/2022	450,000	458,052
Berkshire Hathaway Energy Co.,
5.15%, 11/15/2043	500,000	633,291
Black Hills Corp.,
3.05%, 10/15/2029	210,000	209,249
3.88%, 10/15/2049 (b)	100,000	99,935
CMS Energy Corp.,
4.70%, 3/31/2043	300,000	338,375
Consolidated Edison Co. of New York, Inc.,
3.95%, 3/1/2043	500,000	541,617
4.50%, 12/1/2045	500,000	588,414
3.70%, 11/15/2059 (b)	300,000	310,014
Consumers Energy Co.,
3.10%, 8/15/2050	45,000	44,921
Delmarva Power & Light Co.,
3.50%, 11/15/2023	250,000	261,726
Dominion Energy, Inc.,
Series E, 6.30%, 3/15/2033	10,000	13,037
Series B, 5.95%, 6/15/2035	251,000	319,407
Series C, 4.90%, 8/1/2041	700,000	821,424
DTE Energy Co.,
2.95%, 3/1/2030	250,000	247,575
NiSource, Inc.,
5.95%, 6/15/2041	450,000	576,802
4.80%, 2/15/2044	250,000	290,784
Puget Energy, Inc.,
3.65%, 5/15/2025	250,000	258,965
Puget Sound Energy, Inc.,
5.64%, 4/15/2041	500,000	648,376
San Diego Gas & Electric Co.,
4.15%, 5/15/2048	750,000	825,370
Sempra Energy,
4.05%, 12/1/2023	150,000	159,527
6.00%, 10/15/2039	220,000	285,647

Corporate Bonds (continued)

	Principal Amount	Value

Multi-Utilities (continued)
Southern Co. Gas Capital Corp.,
4.40%, 6/1/2043	$250,000	$272,632
WEC Energy Group, Inc.,
3.55%, 6/15/2025	500,000	530,919

		9,399,003

Oil, Gas & Consumable Fuels 2.6%
Apache Corp.,
5.10%, 9/1/2040	100,000	101,814
4.75%, 4/15/2043	500,000	483,114
BP Capital Markets America, Inc.,
3.41%, 2/11/2026	500,000	532,750
BP Capital Markets plc,
3.56%, 11/1/2021	250,000	257,815
3.06%, 3/17/2022 (b)	420,000	430,708
3.54%, 11/4/2024 (b)	250,000	266,271
3.72%, 11/28/2028 (b)	500,000	545,306
Canadian Natural Resources Ltd.,
3.90%, 2/1/2025	500,000	532,864
6.25%, 3/15/2038 (b)	340,000	442,446
Cenovus Energy, Inc.,
4.25%, 4/15/2027 (b)	500,000	529,734
5.25%, 6/15/2037	250,000	277,096
Cheniere Corpus Christi Holdings LLC,
5.13%, 6/30/2027	250,000	276,295
3.70%, 11/15/2029 (c)	65,000	66,379
Chevron Corp.,
2.95%, 5/16/2026	500,000	522,633
CNOOC Finance 2013 Ltd.,
3.00%, 5/9/2023	750,000	762,307
3.30%, 9/30/2049	200,000	190,732
CNOOC Finance 2015 USA LLC,
3.50%, 5/5/2025	500,000	522,291
Concho Resources, Inc.,
3.75%, 10/1/2027	500,000	525,921
ConocoPhillips,
5.90%, 10/15/2032	177,000	233,159
6.50%, 2/1/2039 (b)	400,000	582,946
ConocoPhillips Co.,
4.30%, 11/15/2044 (b)	155,000	181,968
ConocoPhillips Holding Co.,
6.95%, 4/15/2029	250,000	339,983
Devon Energy Corp.,
4.75%, 5/15/2042	500,000	560,954
Ecopetrol SA,
5.88%, 5/28/2045	600,000	707,250
Enable Midstream Partners LP,
5.00%, 5/15/2044 (b)(f)	350,000	321,277
Enbridge Energy Partners LP,
4.20%, 9/15/2021	700,000	721,408
5.88%, 10/15/2025	250,000	291,616
Enbridge, Inc.,
4.25%, 12/1/2026 (b)	500,000	550,860
3.70%, 7/15/2027	500,000	529,622
3.13%, 11/15/2029 (b)	150,000	151,865
Encana Corp.,
6.50%, 2/1/2038	500,000	590,738

24

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating LP,
4.65%, 6/1/2021	$200,000	$206,089
5.20%, 2/1/2022	500,000	524,365
3.60%, 2/1/2023	500,000	512,175
4.90%, 2/1/2024	250,000	268,302
4.75%, 1/15/2026	250,000	270,740
6.05%, 6/1/2041	75,000	84,682
5.30%, 4/15/2047	500,000	533,768
6.25%, 4/15/2049	500,000	603,406
Energy Transfer Partners LP,
5.88%, 3/1/2022	500,000	530,712
Enterprise Products Operating LLC,
3.50%, 2/1/2022	1,000,000	1,030,438
4.05%, 2/15/2022 (b)	250,000	260,396
3.90%, 2/15/2024	750,000	795,882
6.13%, 10/15/2039	285,000	372,882
6.45%, 9/1/2040	250,000	339,876
4.45%, 2/15/2043	500,000	550,282
4.85%, 3/15/2044	200,000	231,417
4.25%, 2/15/2048	250,000	268,597
EOG Resources, Inc.,
4.10%, 2/1/2021	400,000	409,660
EQM Midstream Partners LP,
5.50%, 7/15/2028	500,000	491,467
EQT Corp.,
4.88%, 11/15/2021	250,000	258,112
Equinor ASA,
3.70%, 3/1/2024	500,000	532,746
3.25%, 11/10/2024	500,000	526,911
3.95%, 5/15/2043	400,000	446,622
3.25%, 11/18/2049	100,000	100,831
Exxon Mobil Corp.,
3.18%, 3/15/2024	500,000	523,878
2.02%, 8/16/2024 (b)	100,000	100,362
2.71%, 3/6/2025	500,000	516,945
3.04%, 3/1/2026	235,000	246,551
2.28%, 8/16/2026	100,000	100,675
2.44%, 8/16/2029 (b)	100,000	100,974
4.11%, 3/1/2046	250,000	293,514
3.10%, 8/16/2049	250,000	249,605
Hess Corp.,
4.30%, 4/1/2027 (b)	500,000	533,212
7.30%, 8/15/2031	164,000	209,017
5.60%, 2/15/2041	250,000	292,781
Husky Energy, Inc.,
3.95%, 4/15/2022	600,000	620,587
Kinder Morgan Energy Partners LP,
3.50%, 3/1/2021	625,000	632,979
5.80%, 3/1/2021	200,000	208,205
4.25%, 9/1/2024	250,000	267,767
5.80%, 3/15/2035	206,000	249,409
6.38%, 3/1/2041	250,000	313,967
5.00%, 8/15/2042	350,000	381,800
Kinder Morgan, Inc.,
4.30%, 6/1/2025	160,000	173,598
5.30%, 12/1/2034	500,000	589,061
5.05%, 2/15/2046 (b)	250,000	280,548
Magellan Midstream Partners LP,
4.25%, 9/15/2046	500,000	533,727

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.,
2.80%, 11/1/2022	$250,000	$254,208
3.85%, 6/1/2025 (b)	500,000	529,549
6.80%, 3/15/2032	118,000	149,922
Marathon Petroleum Corp.,
5.13%, 3/1/2021	600,000	621,237
3.63%, 9/15/2024 (b)	250,000	262,611
6.50%, 3/1/2041	250,000	324,717
MPLX LP,
4.50%, 7/15/2023	150,000	159,423
4.88%, 12/1/2024	250,000	271,798
4.88%, 6/1/2025	250,000	273,110
4.25%, 12/1/2027 (c)	750,000	789,685
4.00%, 3/15/2028	500,000	517,886
4.50%, 4/15/2038	250,000	254,394
4.70%, 4/15/2048	250,000	254,735
Nexen, Inc.,
5.88%, 3/10/2035 (b)	133,000	169,871
6.40%, 5/15/2037	350,000	479,863
Noble Energy, Inc.,
3.85%, 1/15/2028	250,000	264,174
5.25%, 11/15/2043	150,000	169,016
4.95%, 8/15/2047	250,000	277,872
Occidental Petroleum Corp.,
3.13%, 2/15/2022	350,000	356,186
2.70%, 2/15/2023	200,000	201,593
5.55%, 3/15/2026	500,000	567,056
3.40%, 4/15/2026	775,000	794,162
3.00%, 2/15/2027	250,000	250,476
7.50%, 5/1/2031	298,000	387,752
6.45%, 9/15/2036	281,000	345,185
4.20%, 3/15/2048 (b)	250,000	248,355
4.40%, 8/15/2049 (b)	250,000	258,141
ONEOK Partners LP,
3.38%, 10/1/2022 (b)	500,000	514,597
4.90%, 3/15/2025	500,000	550,712
6.13%, 2/1/2041	100,000	120,414
ONEOK, Inc.,
4.00%, 7/13/2027	500,000	532,536
4.35%, 3/15/2029	500,000	541,593
Petroleos Mexicanos,
5.50%, 1/21/2021	195,000	200,362
4.88%, 1/24/2022	175,000	180,950
3.50%, 1/30/2023 (b)	350,000	351,750
4.50%, 1/23/2026	1,250,000	1,244,750
6.50%, 3/13/2027	750,000	796,290
6.63%, 6/15/2035	1,074,000	1,100,313
6.38%, 1/23/2045	500,000	481,730
5.63%, 1/23/2046	500,000	446,710
6.35%, 2/12/2048	500,000	482,500
7.69%, 1/23/2050 (c)	700,000	763,938
Phillips 66,
4.65%, 11/15/2034	500,000	587,660
5.88%, 5/1/2042	382,000	516,154
Phillips 66 Partners LP,
3.61%, 2/15/2025	500,000	524,162
Pioneer Natural Resources Co.,
3.95%, 7/15/2022	450,000	467,053

25

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline LP,
4.65%, 10/15/2025	$500,000	$535,759
5.15%, 6/1/2042	450,000	454,057
Sabine Pass Liquefaction LLC,
5.00%, 3/15/2027	1,000,000	1,100,789
Spectra Energy Partners LP,
3.50%, 3/15/2025 (b)	500,000	523,370
Suncor Energy, Inc.,
3.60%, 12/1/2024	235,000	249,417
5.95%, 5/15/2035	271,000	351,991
6.50%, 6/15/2038	500,000	696,035
Sunoco Logistics Partners Operations LP,
3.45%, 1/15/2023	250,000	254,276
5.35%, 5/15/2045	500,000	537,722
Total Capital Canada Ltd.,
2.75%, 7/15/2023	750,000	769,351
Total Capital International SA,
2.88%, 2/17/2022	500,000	510,915
TransCanada PipeLines Ltd.,
4.88%, 1/15/2026	285,000	319,100
4.25%, 5/15/2028 (b)	500,000	555,397
4.63%, 3/1/2034	250,000	285,170
5.85%, 3/15/2036	750,000	927,603
Transcanada Trust,
(ICE LIBOR USD 3 Month + 4.15%), 5.50%, 9/15/2079 (d)	100,000	104,950
Valero Energy Corp.,
7.50%, 4/15/2032	118,000	163,913
6.63%, 6/15/2037	200,000	264,634
Western Midstream Operating LP,
4.65%, 7/1/2026 (b)	500,000	512,005
Williams Cos., Inc. (The),
4.00%, 9/15/2025	500,000	530,522
6.30%, 4/15/2040 (b)	150,000	186,106
5.80%, 11/15/2043 (b)	250,000	297,752
4.90%, 1/15/2045	350,000	377,906

		60,945,533

Paper & Forest Products 0.0%†
Georgia-Pacific LLC,
8.88%, 5/15/2031	250,000	388,576

Personal Products 0.0%†
Estee Lauder Cos., Inc. (The),
2.00%, 12/1/2024	85,000	85,228
2.38%, 12/1/2029	35,000	34,990
3.13%, 12/1/2049	50,000	50,036

		170,254

Pharmaceuticals 1.0%
Allergan Finance LLC,
3.25%, 10/1/2022	200,000	204,430
Allergan Funding SCS,
3.45%, 3/15/2022	310,000	317,119
3.85%, 6/15/2024	325,000	341,393
3.80%, 3/15/2025	250,000	262,727
4.55%, 3/15/2035	195,000	213,177
4.75%, 3/15/2045	168,000	182,971

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
AstraZeneca plc,
3.38%, 11/16/2025	$1,000,000	$1,062,852
6.45%, 9/15/2037	200,000	282,094
4.00%, 9/18/2042	250,000	274,578
Bristol-Myers Squibb Co.,
2.00%, 8/1/2022 (b)	700,000	704,603
3.25%, 8/15/2022 (b)(c)	300,000	309,999
3.25%, 2/20/2023 (c)	250,000	258,930
2.90%, 7/26/2024 (c)	1,000,000	1,032,598
3.88%, 8/15/2025 (c)	500,000	540,512
3.90%, 2/20/2028 (c)	500,000	551,190
3.25%, 8/1/2042	250,000	249,815
4.63%, 5/15/2044 (b)(c)	500,000	606,166
4.55%, 2/20/2048 (c)	250,000	306,329
4.25%, 10/26/2049 (b)(c)	500,000	593,637
Eli Lilly & Co.,
2.75%, 6/1/2025	95,000	97,983
GlaxoSmithKline Capital plc,
2.85%, 5/8/2022	250,000	255,510
GlaxoSmithKline Capital, Inc.,
5.38%, 4/15/2034	201,000	258,842
4.20%, 3/18/2043	300,000	348,659
Johnson & Johnson,
2.45%, 12/5/2021 (b)	500,000	505,676
2.45%, 3/1/2026	650,000	660,125
4.95%, 5/15/2033	663,000	827,618
3.63%, 3/3/2037	600,000	662,796
3.70%, 3/1/2046	250,000	282,596
3.75%, 3/3/2047	100,000	114,369
Merck & Co., Inc.,
2.75%, 2/10/2025	220,000	228,273
3.60%, 9/15/2042	250,000	268,845
4.15%, 5/18/2043 (b)	500,000	596,593
4.00%, 3/7/2049	500,000	586,448
Mylan NV,
3.95%, 6/15/2026	1,000,000	1,042,523
Novartis Capital Corp.,
2.40%, 5/17/2022 (b)	500,000	507,143
2.40%, 9/21/2022 (b)	500,000	508,065
3.10%, 5/17/2027 (b)	500,000	529,462
4.00%, 11/20/2045 (b)	200,000	232,297
Pfizer, Inc.,
2.20%, 12/15/2021 (b)	1,000,000	1,009,800
3.40%, 5/15/2024	500,000	529,035
3.00%, 12/15/2026 (b)	500,000	525,545
7.20%, 3/15/2039	525,000	825,891
4.00%, 3/15/2049	600,000	690,707
Pharmacia LLC,
6.60%, 12/1/2028 (f)	177,000	232,621
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/2026	1,125,000	1,159,419
Wyeth LLC,
6.50%, 2/1/2034	206,000	289,961
Zoetis, Inc.,
3.25%, 2/1/2023	600,000	617,703
4.50%, 11/13/2025 (b)	230,000	254,766
3.90%, 8/20/2028	1,000,000	1,085,139

		24,029,530

26

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Professional Services 0.1%
Thomson Reuters Corp.,
4.30%, 11/23/2023	$500,000	$536,597
3.35%, 5/15/2026	280,000	288,512
Verisk Analytics, Inc.,
4.00%, 6/15/2025	250,000	269,214

		1,094,323

Real Estate Management & Development 0.0%†
CBRE Services, Inc.,
4.88%, 3/1/2026 (b)	500,000	557,485

Road & Rail 0.5%
Burlington Northern Santa Fe LLC,
3.05%, 9/1/2022	350,000	359,774
3.85%, 9/1/2023 (b)	150,000	159,259
3.75%, 4/1/2024 (b)	500,000	533,324
3.65%, 9/1/2025	250,000	269,473
3.25%, 6/15/2027	500,000	533,771
7.95%, 8/15/2030	206,000	300,599
4.55%, 9/1/2044	250,000	298,139
4.70%, 9/1/2045	250,000	305,049
4.05%, 6/15/2048	250,000	283,537
3.55%, 2/15/2050	250,000	263,441
Canadian National Railway Co.,
6.90%, 7/15/2028 (b)	242,000	321,443
6.20%, 6/1/2036	236,000	331,523
Canadian Pacific Railway Co.,
4.50%, 1/15/2022	350,000	366,864
2.90%, 2/1/2025	250,000	256,783
5.95%, 5/15/2037 (b)	250,000	336,544
6.13%, 9/15/2115	250,000	367,204
CSX Corp.,
5.50%, 4/15/2041	150,000	189,944
4.10%, 3/15/2044	250,000	272,862
4.30%, 3/1/2048	250,000	284,019
4.50%, 3/15/2049	250,000	293,010
3.95%, 5/1/2050	350,000	378,371
Kansas City Southern,
2.88%, 11/15/2029	160,000	159,625
4.20%, 11/15/2069	65,000	66,459
Norfolk Southern Corp.,
3.25%, 12/1/2021	250,000	255,382
3.00%, 4/1/2022	500,000	510,409
2.55%, 11/1/2029	100,000	99,745
4.45%, 6/15/2045	500,000	577,150
3.40%, 11/1/2049	170,000	168,897
Ryder System, Inc.,
2.50%, 9/1/2024	75,000	75,354
2.90%, 12/1/2026	270,000	271,850
Union Pacific Corp.,
2.75%, 4/15/2023	750,000	764,225
3.25%, 8/15/2025	500,000	527,162
3.60%, 9/15/2037	500,000	521,662
4.05%, 11/15/2045	220,000	239,484
4.05%, 3/1/2046	340,000	370,679
4.50%, 9/10/2048	250,000	295,311
3.95%, 8/15/2059	60,000	62,924

		11,671,251

Corporate Bonds (continued)

	Principal Amount	Value

Semiconductors & Semiconductor Equipment 0.4%
Applied Materials, Inc.,
4.30%, 6/15/2021 (b)	$400,000	$413,930
3.30%, 4/1/2027	200,000	212,108
5.10%, 10/1/2035	250,000	316,099
Broadcom Corp.,
3.00%, 1/15/2022	1,000,000	1,014,794
3.63%, 1/15/2024	1,000,000	1,036,425
Broadcom, Inc.,
4.25%, 4/15/2026 (c)	500,000	531,086
4.75%, 4/15/2029 (b)(c)	500,000	546,741
Intel Corp.,
3.70%, 7/29/2025	500,000	540,858
2.45%, 11/15/2029	200,000	199,455
4.10%, 5/11/2047	500,000	581,039
3.73%, 12/8/2047	743,000	818,025
KLA Corp.,
4.65%, 11/1/2024	215,000	235,995
4.10%, 3/15/2029	100,000	109,566
Lam Research Corp.,
3.80%, 3/15/2025	255,000	272,267
Maxim Integrated Products, Inc.,
3.38%, 3/15/2023	350,000	358,027
Micron Technology, Inc.,
4.64%, 2/6/2024 (b)	60,000	65,118
5.33%, 2/6/2029	150,000	172,078
NXP BV,
3.88%, 6/18/2026 (c)	35,000	37,129
4.30%, 6/18/2029 (c)	100,000	108,138
QUALCOMM, Inc.,
2.60%, 1/30/2023	70,000	71,256
2.90%, 5/20/2024	1,000,000	1,034,142
3.25%, 5/20/2027	250,000	263,138
4.65%, 5/20/2035 (b)	500,000	594,437

		9,531,851

Software 0.6%
Adobe, Inc.,
3.25%, 2/1/2025	135,000	142,622
CA, Inc.,
4.50%, 8/15/2023	410,000	431,132
Microsoft Corp.,
2.65%, 11/3/2022 (b)	500,000	512,078
2.00%, 8/8/2023 (b)	250,000	251,786
3.63%, 12/15/2023	400,000	425,836
2.88%, 2/6/2024	365,000	378,746
3.13%, 11/3/2025	500,000	528,554
2.40%, 8/8/2026	465,000	470,508
3.50%, 2/12/2035	325,000	358,109
3.45%, 8/8/2036	500,000	548,007
4.10%, 2/6/2037	500,000	591,502
4.50%, 10/1/2040	300,000	372,009
3.75%, 2/12/2045	750,000	852,929
4.45%, 11/3/2045	350,000	438,268
3.70%, 8/8/2046	500,000	565,377
4.25%, 2/6/2047	750,000	920,295
Oracle Corp.,
2.80%, 7/8/2021	1,000,000	1,015,288
1.90%, 9/15/2021	1,500,000	1,503,143
2.50%, 10/15/2022	500,000	509,276

27

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Software (continued)
Oracle Corp., (continued)
2.65%, 7/15/2026	$190,000	$194,367
3.25%, 5/15/2030 (b)	250,000	266,568
5.38%, 7/15/2040	350,000	454,945
4.50%, 7/8/2044	750,000	891,627
4.00%, 7/15/2046	750,000	834,875
4.00%, 11/15/2047	500,000	559,385

		14,017,232

Specialty Retail 0.2%
AutoZone, Inc.,
3.25%, 4/15/2025	325,000	338,882
Home Depot, Inc. (The),
2.70%, 4/1/2023 (b)	500,000	512,892
3.35%, 9/15/2025	85,000	90,831
2.80%, 9/14/2027	750,000	780,182
5.88%, 12/16/2036	300,000	414,145
5.95%, 4/1/2041	150,000	211,955
4.20%, 4/1/2043	250,000	290,157
4.40%, 3/15/2045	600,000	717,173
Lowe’s Cos., Inc.,
3.13%, 9/15/2024	400,000	416,593
3.10%, 5/3/2027	250,000	258,523
6.50%, 3/15/2029	236,000	300,857
4.05%, 5/3/2047	250,000	270,085
4.55%, 4/5/2049	350,000	413,237

		5,015,512

Technology Hardware, Storage & Peripherals 0.5%
Apple, Inc.,
1.55%, 8/4/2021	1,000,000	996,249
2.30%, 5/11/2022 (b)	250,000	253,002
1.70%, 9/11/2022 (b)	260,000	259,817
2.50%, 2/9/2025	595,000	606,073
3.25%, 2/23/2026	1,130,000	1,196,755
2.45%, 8/4/2026	625,000	633,925
3.35%, 2/9/2027	1,000,000	1,065,186
2.20%, 9/11/2029	235,000	230,588
3.85%, 5/4/2043	750,000	840,849
4.38%, 5/13/2045	355,000	431,083
4.65%, 2/23/2046	460,000	577,186
4.25%, 2/9/2047	500,000	598,684
Dell International LLC,
4.42%, 6/15/2021 (c)	500,000	514,556
5.45%, 6/15/2023 (c)	350,000	379,659
6.02%, 6/15/2026 (c)	475,000	546,820
8.35%, 7/15/2046 (c)	500,000	688,968
Hewlett Packard Enterprise Co.,
2.25%, 4/1/2023 (b)	500,000	499,498
4.90%, 10/15/2025 (f)	500,000	555,790
6.35%, 10/15/2045 (f)	250,000	301,033
HP, Inc.,
6.00%, 9/15/2041	250,000	277,201
NetApp, Inc.,
3.38%, 6/15/2021	210,000	213,502
Seagate HDD Cayman,
5.75%, 12/1/2034	175,000	183,346

		11,849,770

Corporate Bonds (continued)

	Principal Amount	Value

Textiles, Apparel & Luxury Goods 0.0%†
NIKE, Inc.,
3.88%, 11/1/2045 (b)	$250,000	$284,177
VF Corp.,
3.50%, 9/1/2021	200,000	204,226

		488,403

Thrifts & Mortgage Finance 0.0%†
BPCE SA,
4.00%, 4/15/2024	475,000	508,230

Tobacco 0.3%
Altria Group, Inc.,
3.80%, 2/14/2024 (b)	500,000	526,533
4.25%, 8/9/2042 (b)	250,000	250,123
4.50%, 5/2/2043	450,000	459,921
5.38%, 1/31/2044	170,000	192,086
5.95%, 2/14/2049	500,000	606,235
BAT Capital Corp.,
3.22%, 8/15/2024	500,000	511,439
3.56%, 8/15/2027	500,000	510,513
4.39%, 8/15/2037	500,000	506,331
4.54%, 8/15/2047	500,000	502,861
Philip Morris International, Inc.,
2.63%, 3/6/2023	1,000,000	1,016,641
6.38%, 5/16/2038	460,000	635,645
3.88%, 8/21/2042	250,000	260,435
Reynolds American, Inc.,
4.45%, 6/12/2025	500,000	538,443
5.70%, 8/15/2035	120,000	139,518

		6,656,724

Trading Companies & Distributors 0.1%
Air Lease Corp.,
3.25%, 3/1/2025	1,000,000	1,029,665
3.25%, 10/1/2029	250,000	248,702
Aircastle Ltd.,
5.00%, 4/1/2023	100,000	106,958
4.13%, 5/1/2024	300,000	315,214
GATX Corp.,
3.25%, 9/15/2026	500,000	509,041
WW Grainger, Inc.,
3.75%, 5/15/2046	250,000	257,834

		2,467,414

Water Utilities 0.0%†
American Water Capital Corp.,
4.30%, 9/1/2045	500,000	568,806

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
3.13%, 7/16/2022	750,000	767,265
6.38%, 3/1/2035	177,000	236,656
6.13%, 3/30/2040	350,000	468,958
Rogers Communications, Inc.,
3.00%, 3/15/2023 (b)	600,000	614,938
5.00%, 3/15/2044	250,000	302,987
3.70%, 11/15/2049	100,000	100,950

28

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Wireless Telecommunication Services (continued)
Vodafone Group plc,
4.38%, 5/30/2028	$250,000	$277,190
7.88%, 2/15/2030(b)	206,000	287,539
4.38%, 2/19/2043 (b)	500,000	536,992
5.25%, 5/30/2048	500,000	600,611
4.25%, 9/17/2050	40,000	41,752

		4,235,838

Total Corporate Bonds (cost $571,419,756)		614,843,489

Foreign Government Securities 1.7%
CANADA 0.3%
Canada Government Bond,
2.63%, 1/25/2022	1,000,000	1,019,057
Export Development Canada,
2.00%, 5/17/2022 (b)	1,000,000	1,007,310
Province of Alberta Canada,
3.30%, 3/15/2028	500,000	541,261
Province of British Columbia,
2.00%, 10/23/2022	500,000	503,714
Province of Ontario,
2.25%, 5/18/2022 (b)	1,000,000	1,010,207
2.20%, 10/3/2022	1,000,000	1,010,806
3.05%, 1/29/2024	500,000	522,600
Province of Quebec,
7.50%, 9/15/2029	578,000	833,325

		6,448,280

CHILE 0.1%
Republic of Chile,
3.13%, 3/27/2025	1,250,000	1,306,287
3.63%, 10/30/2042 (b)	400,000	430,004

		1,736,291

COLOMBIA 0.2%
Republic of Colombia,
4.38%, 7/12/2021	1,150,000	1,185,949
4.50%, 1/28/2026	1,000,000	1,089,120
7.38%, 9/18/2037 (b)	225,000	319,500
5.63%, 2/26/2044 (b)	500,000	621,250
5.00%, 6/15/2045	700,000	813,050

		4,028,869

HUNGARY 0.1%
Hungary Government Bond,
5.38%, 3/25/2024	1,000,000	1,126,942
7.63%, 3/29/2041 (b)	250,000	411,257

		1,538,199

INDONESIA 0.1%
Republic of Indonesia,
4.10%, 4/24/2028	1,000,000	1,084,033
5.35%, 2/11/2049 (b)	200,000	256,510

		1,340,543

Foreign Government Securities (continued)

	Principal Amount	Value

ISRAEL 0.1%
Israel Government Bond,
3.15%, 6/30/2023	$500,000	$519,825
3.25%, 1/17/2028 (b)	1,000,000	1,073,620

		1,593,445

ITALY 0.0%†
Republic of Italy,
6.88%, 9/27/2023	251,000	287,755
5.38%, 6/15/2033	291,000	338,946
4.00%, 10/17/2049	200,000	190,834

		817,535

JAPAN 0.2%
Japan Bank for International Cooperation,
2.38%, 11/16/2022	1,000,000	1,013,205
2.50%, 5/23/2024	2,000,000	2,040,996
2.38%, 4/20/2026	500,000	506,239

		3,560,440

MEXICO 0.2%
United Mexican States,
4.00%, 10/2/2023	500,000	526,465
3.75%, 1/11/2028	1,000,000	1,039,000
6.75%, 9/27/2034 (b)	996,000	1,364,520
4.75%, 3/8/2044 (b)	400,000	442,000
5.55%, 1/21/2045	500,000	615,500
4.60%, 1/23/2046	347,000	376,495
4.35%, 1/15/2047 (b)	500,000	527,500
5.75%, 10/12/2110	200,000	236,600

		5,128,080

PANAMA 0.0%†
Republic of Panama,
6.70%, 1/26/2036	250,000	350,315
4.30%, 4/29/2053	500,000	581,250
3.87%, 7/23/2060	200,000	215,300

		1,146,865

PERU 0.1%
Republic of Peru,
4.13%, 8/25/2027	750,000	840,008
8.75%, 11/21/2033	500,000	822,500

		1,662,508

PHILIPPINES 0.1%
Republic of Philippines,
4.20%, 1/21/2024	500,000	537,805
9.50%, 2/2/2030	500,000	797,148
7.75%, 1/14/2031 (b)	500,000	738,569
6.38%, 10/23/2034	500,000	708,704
3.70%, 2/2/2042	600,000	678,056

		3,460,282

POLAND 0.0%†
Republic of Poland,
5.13%, 4/21/2021	200,000	208,292
5.00%, 3/23/2022	300,000	320,427
4.00%, 1/22/2024	500,000	537,877

		1,066,596

29

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
4.00%, 1/29/2021	$600,000	$612,533
5.00%, 4/11/2022	500,000	532,514
2.38%, 4/21/2027	1,000,000	992,467
Republic of Korea,
5.63%, 11/3/2025	300,000	356,052
4.13%, 6/10/2044 (b)	250,000	305,055

		2,798,621

SWEDEN 0.0%†
Svensk Exportkredit AB,
2.38%, 3/9/2022	500,000	506,666
1.63%, 11/14/2022	200,000	199,549

		706,215

URUGUAY 0.1%
Oriental Republic of Uruguay,
4.50%, 8/14/2024	650,000	703,300
4.38%, 10/27/2027	1,250,000	1,381,875
5.10%, 6/18/2050	600,000	719,820

		2,804,995

Total Foreign Government Securities (cost $37,366,891)		39,837,764

Mortgage-Backed Securities 26.9%
FHLMC Gold Pool
Pool# J00935
5.00%, 12/1/2020	2,103	2,173
Pool# J00854
5.00%, 1/1/2021	2,681	2,770
Pool# J01279
5.50%, 2/1/2021	750	757
Pool# J01570
5.50%, 4/1/2021	1,563	1,579
Pool# J06015
5.00%, 5/1/2021	4,096	4,233
Pool# J01771
5.00%, 5/1/2021	2,942	3,040
Pool# G18122
5.00%, 6/1/2021	2,470	2,553
Pool# J01980
6.00%, 6/1/2021	3,613	3,625
Pool# J03074
5.00%, 7/1/2021	1,314	1,358
Pool# J03028
5.50%, 7/1/2021	700	702
Pool# C90719
5.00%, 10/1/2023	143,036	152,718
Pool# J09912
4.00%, 6/1/2024	320,392	334,194
Pool# C00351
8.00%, 7/1/2024	237	255
Pool# G13900
5.00%, 12/1/2024	5,591	5,778
Pool# D60780
8.00%, 6/1/2025	1,295	1,396

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G30267
5.00%, 8/1/2025	$53,411	$57,052
Pool# E02746
3.50%, 11/1/2025	200,165	207,496
Pool# J13883
3.50%, 12/1/2025	400,239	414,896
Pool# J14732
4.00%, 3/1/2026	197,972	207,024
Pool# E02896
3.50%, 5/1/2026	232,169	240,682
Pool# J18702
3.00%, 3/1/2027	217,978	223,818
Pool# J18127
3.00%, 3/1/2027	209,399	215,012
Pool# J19106
3.00%, 5/1/2027	92,043	94,821
Pool# J20471
3.00%, 9/1/2027	401,926	412,702
Pool# D82854
7.00%, 10/1/2027	563	595
Pool# G14609
3.00%, 11/1/2027	535,007	549,356
Pool# C00566
7.50%, 12/1/2027	864	975
Pool# G15100
2.50%, 7/1/2028	227,614	230,787
Pool# C18271
7.00%, 11/1/2028	2,117	2,310
Pool# C00678
7.00%, 11/1/2028	1,216	1,374
Pool# C00836
7.00%, 7/1/2029	586	664
Pool# C31285
7.00%, 9/1/2029	1,383	1,539
Pool# C31282
7.00%, 9/1/2029	64	65
Pool# C32914
8.00%, 11/1/2029	981	1,001
Pool# G18536
2.50%, 1/1/2030	3,472,040	3,520,375
Pool# C37436
8.00%, 1/1/2030	1,865	2,168
Pool# C36429
7.00%, 2/1/2030	633	648
Pool# C36306
7.00%, 2/1/2030	629	648
Pool# C00921
7.50%, 2/1/2030	1,007	1,146
Pool# G01108
7.00%, 4/1/2030	441	495
Pool# C37703
7.50%, 4/1/2030	697	729
Pool# G18552
3.00%, 5/1/2030	1,254,715	1,292,612
Pool# U49055
3.00%, 6/1/2030	129,488	132,848
Pool# J32243
3.00%, 7/1/2030	800,772	825,966
Pool# J32257
3.00%, 7/1/2030	193,016	199,201

30

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# J32255
3.00%, 7/1/2030	$161,819	$166,907
Pool# C41561
8.00%, 8/1/2030	1,951	2,024
Pool# C01051
8.00%, 9/1/2030	1,955	2,285
Pool# C43550
7.00%, 10/1/2030	3,151	3,347
Pool# C44017
7.50%, 10/1/2030	457	463
Pool# C43967
8.00%, 10/1/2030	4,558	4,568
Pool# C44957
8.00%, 11/1/2030	1,662	1,751
Pool# J33361
3.00%, 12/1/2030	430,899	443,903
Pool# G18578
3.00%, 12/1/2030	416,623	429,213
Pool# J33315
3.00%, 12/1/2030	171,264	176,437
Pool# C01103
7.50%, 12/1/2030	966	1,144
Pool# C46932
7.50%, 1/1/2031	663	683
Pool# G18587
3.00%, 2/1/2031	318,308	327,926
Pool# C47287
7.50%, 2/1/2031	1,423	1,485
Pool# G18592
3.00%, 3/1/2031	351,327	361,945
Pool# C48206
7.50%, 3/1/2031	1,756	1,759
Pool# C91366
4.50%, 4/1/2031	95,615	102,803
Pool# G18601
3.00%, 5/1/2031	208,590	214,893
Pool# G18605
3.00%, 6/1/2031	123,002	126,718
Pool# J34627
3.00%, 6/1/2031	21,625	22,279
Pool# C91377
4.50%, 6/1/2031	49,992	53,759
Pool# C53324
7.00%, 6/1/2031	1,615	1,696
Pool# C01209
8.00%, 6/1/2031	681	767
Pool# J35107
2.50%, 8/1/2031	158,231	160,437
Pool# G01309
7.00%, 8/1/2031	1,276	1,432
Pool# G01311
7.00%, 9/1/2031	9,068	10,257
Pool# C01222
7.00%, 9/1/2031	1,072	1,236
Pool# G01315
7.00%, 9/1/2031	306	349
Pool# J35522
2.50%, 10/1/2031	677,631	687,080
Pool# C60012
7.00%, 11/1/2031	747	766

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# C61298
8.00%, 11/1/2031	$2,607	$2,670
Pool# J35957
2.50%, 12/1/2031	934,080	945,384
Pool# C61105
7.00%, 12/1/2031	5,531	5,865
Pool# C01305
7.50%, 12/1/2031	763	850
Pool# C63171
7.00%, 1/1/2032	6,087	6,872
Pool# V61548
2.50%, 2/1/2032	844,159	855,813
Pool# D99004
3.50%, 3/1/2032	149,521	156,481
Pool# G30577
3.50%, 4/1/2032	342,737	358,693
Pool# G01391
7.00%, 4/1/2032	15,384	17,619
Pool# C01345
7.00%, 4/1/2032	5,109	5,887
Pool# C01370
8.00%, 4/1/2032	1,105	1,228
Pool# C66916
7.00%, 5/1/2032	11,704	12,439
Pool# C01381
8.00%, 5/1/2032	14,175	16,504
Pool# C68300
7.00%, 6/1/2032	3,536	3,717
Pool# C68290
7.00%, 6/1/2032	2,392	2,564
Pool# D99266
3.50%, 7/1/2032	228,768	239,420
Pool# G01449
7.00%, 7/1/2032	9,708	11,055
Pool# C69908
7.00%, 8/1/2032	25,089	27,950
Pool# C91558
3.50%, 9/1/2032	54,948	57,497
Pool# G16407
2.50%, 1/1/2033	475,168	482,726
Pool# G16408
2.50%, 1/1/2033	349,523	354,518
Pool# G01536
7.00%, 3/1/2033	12,872	14,804
Pool# C01528
5.00%, 4/1/2033	74,448	82,118
Pool# G30646
3.00%, 5/1/2033	311,832	321,471
Pool# G30642
3.00%, 5/1/2033	140,031	144,357
Pool# K90535
3.00%, 5/1/2033	57,034	58,797
Pool# G18693
4.00%, 5/1/2033	200,363	209,684
Pool# G18696
3.50%, 7/1/2033	62,200	64,620
Pool# A16419
6.50%, 11/1/2033	15,703	17,440
Pool# C01806
7.00%, 1/1/2034	12,431	13,017

31

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# A21356
6.50%, 4/1/2034	$49,530	$56,325
Pool# C01851
6.50%, 4/1/2034	27,460	31,717
Pool# A22067
6.50%, 5/1/2034	31,729	35,821
Pool# A24301
6.50%, 5/1/2034	28,750	31,929
Pool# G18737
3.50%, 6/1/2034	479,322	497,181
Pool# A24988
6.50%, 7/1/2034	11,512	12,785
Pool# G01741
6.50%, 10/1/2034	10,873	12,298
Pool# G08023
6.50%, 11/1/2034	24,318	27,856
Pool# A33137
6.50%, 1/1/2035	3,884	4,313
Pool# G01947
7.00%, 5/1/2035	11,267	12,997
Pool# G08073
5.50%, 8/1/2035	120,407	135,562
Pool# A37135
5.50%, 9/1/2035	113,594	125,409
Pool# A47368
5.00%, 10/1/2035	140,134	154,521
Pool# A38531
5.50%, 10/1/2035	264,167	297,044
Pool# A38255
5.50%, 10/1/2035	167,537	188,340
Pool# G08088
6.50%, 10/1/2035	103,457	119,140
Pool# A39759
5.50%, 11/1/2035	10,072	11,325
Pool# A40376
5.50%, 12/1/2035	7,849	8,824
Pool# A42305
5.50%, 1/1/2036	22,211	24,545
Pool# A41548
7.00%, 1/1/2036	17,178	19,331
Pool# G08111
5.50%, 2/1/2036	156,143	175,816
Pool# A43886
5.50%, 3/1/2036	391,903	440,100
Pool# A43885
5.50%, 3/1/2036	232,855	254,306
Pool# A43884
5.50%, 3/1/2036	204,207	223,122
Pool# A48378
5.50%, 3/1/2036	105,565	113,726
Pool# A43861
5.50%, 3/1/2036	67,661	72,791
Pool# G08116
5.50%, 3/1/2036	33,186	37,379
Pool# A48735
5.50%, 5/1/2036	7,345	7,903
Pool# A53039
6.50%, 10/1/2036	46,939	52,129
Pool# A53219
6.50%, 10/1/2036	1,188	1,320

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G05254
5.00%, 1/1/2037	$112,805	$124,377
Pool# G04331
5.00%, 2/1/2037	107,406	118,501
Pool# G05941
6.00%, 2/1/2037	533,268	611,543
Pool# G03620
6.50%, 10/1/2037	2,931	3,314
Pool# G03721
6.00%, 12/1/2037	47,381	54,369
Pool# G03969
6.00%, 2/1/2038	58,561	67,197
Pool# C91982
3.50%, 3/1/2038	305,000	318,152
Pool# G04913
5.00%, 3/1/2038	193,423	213,407
Pool# G05299
4.50%, 6/1/2038	195,316	212,005
Pool# G04581
6.50%, 8/1/2038	91,726	102,687
Pool# C92013
3.50%, 9/1/2038	1,182,606	1,230,167
Pool# A81674
6.00%, 9/1/2038	319,140	363,329
Pool# A85442
5.00%, 3/1/2039	203,965	217,772
Pool# G05459
5.50%, 5/1/2039	1,527,756	1,712,363
Pool# G05535
4.50%, 7/1/2039	630,978	685,353
Pool# A89500
4.50%, 10/1/2039	77,838	84,288
Pool# A91165
5.00%, 2/1/2040	2,557,977	2,824,181
Pool# G60342
4.50%, 5/1/2042	623,035	676,783
Pool# G60195
4.00%, 6/1/2042	769,346	825,358
Pool# Q08977
4.00%, 6/1/2042	136,600	146,435
Pool# Q09824
4.00%, 8/1/2042	92,014	98,611
Pool# Q11087
4.00%, 9/1/2042	158,963	168,020
Pool# G07158
3.50%, 10/1/2042	615,536	649,228
Pool# G07163
3.50%, 10/1/2042	320,384	337,925
Pool# Q11532
3.50%, 10/1/2042	246,499	259,995
Pool# Q12051
3.50%, 10/1/2042	233,995	246,806
Pool# Q12052
3.50%, 10/1/2042	100,667	106,167
Pool# C09020
3.50%, 11/1/2042	677,925	715,016
Pool# G07264
3.50%, 12/1/2042	671,966	708,744
Pool# Q14292
3.50%, 1/1/2043	130,617	137,770

32

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q15884
3.00%, 2/1/2043	$849,852	$875,948
Pool# Q16470
3.00%, 3/1/2043	1,428,211	1,472,138
Pool# V80002
2.50%, 4/1/2043	559,174	556,822
Pool# Q16915
3.00%, 4/1/2043	501,521	516,946
Pool# Q17675
3.50%, 4/1/2043	586,866	618,986
Pool# Q18523
3.50%, 5/1/2043	941,908	992,087
Pool# Q18751
3.50%, 6/1/2043	1,181,915	1,245,654
Pool# G07410
3.50%, 7/1/2043	231,641	246,777
Pool# Q20332
3.50%, 7/1/2043	102,292	107,820
Pool# G07459
3.50%, 8/1/2043	900,864	950,175
Pool# G60038
3.50%, 1/1/2044	1,822,859	1,922,554
Pool# Q26869
4.00%, 6/1/2044	976,389	1,046,041
Pool# G07946
4.00%, 7/1/2044	27,994	29,812
Pool# Q28607
3.50%, 9/1/2044	376,500	396,858
Pool# G61231
3.50%, 9/1/2044	108,174	114,043
Pool# G08609
3.50%, 10/1/2044	436,764	457,353
Pool# Q30833
4.00%, 1/1/2045	43,342	45,953
Pool# G60400
4.50%, 1/1/2045	282,671	304,510
Pool# G07925
4.00%, 2/1/2045	65,783	71,631
Pool# Q34165
4.00%, 6/1/2045	486,411	515,807
Pool# V81873
4.00%, 8/1/2045	401,512	425,716
Pool# G08669
4.00%, 9/1/2045	641,589	680,266
Pool# V82126
3.50%, 12/1/2045	245,318	259,006
Pool# Q38199
3.50%, 1/1/2046	26,904	28,082
Pool# Q38357
4.00%, 1/1/2046	181,243	192,084
Pool# G61365
4.50%, 1/1/2046	103,284	111,054
Pool# Q39434
3.50%, 3/1/2046	260,540	272,476
Pool# Q39364
3.50%, 3/1/2046	177,269	187,155
Pool# Q39440
4.00%, 3/1/2046	134,433	140,867
Pool# G08704
4.50%, 4/1/2046	55,083	59,044

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q40097
4.50%, 4/1/2046	$4,071	$4,342
Pool# G60582
3.50%, 5/1/2046	520,767	548,112
Pool# Q40718
3.50%, 5/1/2046	252,250	262,728
Pool# G08707
4.00%, 5/1/2046	299,257	316,538
Pool# G08708
4.50%, 5/1/2046	42,010	44,947
Pool# Q40728
4.50%, 5/1/2046	2,843	3,001
Pool# Q41548
3.00%, 7/1/2046	192,208	196,971
Pool# Q41903
3.50%, 7/1/2046	311,480	324,549
Pool# Q41491
3.50%, 7/1/2046	45,566	47,454
Pool# Q41407
3.50%, 7/1/2046	28,958	29,907
Pool# G61791
4.00%, 7/1/2046	191,759	203,316
Pool# Q41947
4.50%, 7/1/2046	24,313	25,776
Pool# G08715
3.00%, 8/1/2046	1,695,845	1,737,903
Pool# Q42596
3.50%, 8/1/2046	286,251	299,135
Pool# Q42203
3.50%, 8/1/2046	65,620	68,445
Pool# Q42393
3.50%, 8/1/2046	57,007	59,265
Pool# G61237
3.50%, 8/1/2046	44,089	46,498
Pool# Q42680
4.00%, 8/1/2046	14,210	14,988
Pool# G08720
4.50%, 8/1/2046	27,514	29,587
Pool# G61323
3.00%, 9/1/2046	1,148,413	1,182,925
Pool# G08721
3.00%, 9/1/2046	930,858	955,238
Pool# V82617
3.50%, 9/1/2046	524,595	550,498
Pool# G08722
3.50%, 9/1/2046	205,074	214,244
Pool# G60733
4.50%, 9/1/2046	229,741	250,329
Pool# G60722
3.00%, 10/1/2046	1,799,142	1,847,694
Pool# Q44035
3.00%, 10/1/2046	1,284,713	1,316,605
Pool# G61815
4.00%, 10/1/2046	121,746	129,041
Pool# G61257
3.00%, 11/1/2046	2,385,848	2,437,612
Pool# Q44452
3.00%, 11/1/2046	511,544	524,243
Pool# G08732
3.00%, 11/1/2046	163,876	167,944

33

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q44473
3.50%, 11/1/2046	$76,788	$79,801
Pool# Q44223
3.50%, 11/1/2046	54,511	56,643
Pool# G08734
4.00%, 11/1/2046	763,389	805,413
Pool# G08737
3.00%, 12/1/2046	3,328,539	3,411,167
Pool# G60989
3.00%, 12/1/2046	669,808	686,426
Pool# Q45878
3.00%, 12/1/2046	209,328	214,280
Pool# G08738
3.50%, 12/1/2046	3,704,140	3,851,148
Pool# Q45024
3.50%, 12/1/2046	156,443	165,168
Pool# G08741
3.00%, 1/1/2047	1,370,417	1,404,436
Pool# G08747
3.00%, 2/1/2047	2,402,555	2,462,166
Pool# G08748
3.50%, 2/1/2047	831,735	865,785
Pool# G08749
4.00%, 2/1/2047	1,461,655	1,540,106
Pool# G61890
4.00%, 2/1/2047	85,192	90,042
Pool# G08751
3.50%, 3/1/2047	1,327,377	1,378,968
Pool# Q47592
3.50%, 4/1/2047	328,202	340,920
Pool# Q47484
3.50%, 4/1/2047	42,062	44,083
Pool# G60988
3.00%, 5/1/2047	2,190,616	2,249,701
Pool# Q48098
3.50%, 5/1/2047	155,966	163,587
Pool# Q48237
4.50%, 5/1/2047	263,613	279,095
Pool# G61390
3.00%, 6/1/2047	1,275,769	1,307,374
Pool# Q48414
4.50%, 6/1/2047	120,164	127,334
Pool# Q48365
4.50%, 6/1/2047	47,127	49,900
Pool# G08770
3.50%, 7/1/2047	3,264,992	3,389,663
Pool# V83270
3.50%, 7/1/2047	670,767	696,889
Pool# G61339
3.00%, 8/1/2047	408,324	418,318
Pool# G08774
3.50%, 8/1/2047	360,952	374,995
Pool# Q49917
3.50%, 8/1/2047	228,862	237,784
Pool# Q53085
3.00%, 9/1/2047	476,892	488,666
Pool# G08779
3.50%, 9/1/2047	903,268	938,982
Pool# G61295
3.50%, 9/1/2047	732,098	772,830

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G61622
3.00%, 10/1/2047	$955,493	$979,165
Pool# G08785
4.00%, 10/1/2047	96,180	101,135
Pool# Q52075
4.00%, 11/1/2047	626,489	659,961
Pool# V83598
3.50%, 12/1/2047	324,813	337,624
Pool# G67707
3.50%, 1/1/2048	840,831	897,015
Pool# V83909
4.00%, 1/1/2048	889,661	934,534
Pool# G61311
3.50%, 2/1/2048	1,514,565	1,573,796
Pool# T65458
3.50%, 2/1/2048	463,692	473,168
Pool# G08801
4.00%, 2/1/2048	510,370	535,782
Pool# Q54460
4.00%, 2/1/2048	309,621	327,695
Pool# G61298
4.00%, 2/1/2048	145,100	154,919
Pool# Q54727
3.50%, 3/1/2048	551,494	572,516
Pool# Q55401
5.00%, 4/1/2048	125,826	134,660
Pool# V84237
3.50%, 5/1/2048	1,236,838	1,281,213
Pool# G08813
3.50%, 5/1/2048	151,965	157,561
Pool# G08820
4.50%, 5/1/2048	1,289,418	1,359,601
Pool# G08821
5.00%, 5/1/2048	47,874	51,229
Pool# G67713
4.00%, 6/1/2048	295,306	315,291
Pool# G67712
4.00%, 6/1/2048	253,774	275,115
Pool# G08817
4.00%, 6/1/2048	227,146	237,171
Pool# G08818
4.50%, 6/1/2048	703,161	740,156
Pool# Q56473
4.50%, 6/1/2048	147,178	155,451
Pool# Q56472
4.50%, 6/1/2048	113,030	121,169
Pool# G08824
4.00%, 7/1/2048	4,973,838	5,189,898
Pool# G08827
4.50%, 7/1/2048	441,135	464,404
Pool# Q57401
4.50%, 7/1/2048	131,058	138,029
Pool# Q57402
4.50%, 7/1/2048	40,493	43,409
Pool# G08833
5.00%, 7/1/2048	16,531	17,690
Pool# G08831
4.00%, 8/1/2048	652,576	679,811
Pool# G08836
4.00%, 9/1/2048	2,692,813	2,806,266

34

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G67716
4.50%, 10/1/2048	$196,482	$213,612
Pool# G08843
4.50%, 10/1/2048	157,683	166,317
Pool# G08852
4.00%, 12/1/2048	1,110,701	1,157,061
Pool# V85044
4.00%, 12/1/2048	524,835	555,957
Pool# V85082
4.50%, 12/1/2048	167,248	176,142
Pool# G61846
4.00%, 1/1/2049	17,615	18,320
Pool# V85139
4.50%, 1/1/2049	193,170	204,111
Pool# Q63655
3.00%, 5/1/2049	502,242	510,458
Pool# Q63556
3.00%, 6/1/2049	121,017	122,999
Pool# G08882
4.00%, 6/1/2049	914,463	950,724
FHLMC Non Gold Pool
Pool# 1B8478
4.57%, 7/1/2041 (a)	105,724	110,508
Pool# 2B0108
4.53%, 1/1/2042 (a)	13,761	14,247
Pool# 2B1381
4.37%, 6/1/2043 (a)	6,934	7,085
FHLMC UMBS Pool
Pool# ZT1998
4.00%, 7/1/2029	182,958	190,731
Pool# SB0218
3.00%, 10/1/2033	282,000	289,900
Pool# QN0248
3.00%, 7/1/2034	211,410	216,807
Pool# SB0095
3.50%, 7/1/2034	349,334	362,152
Pool# SB0069
3.00%, 9/1/2034	473,307	488,021
Pool# SB8021
3.00%, 12/1/2034	1,139,485	1,168,613
Pool# ZA5785
4.50%, 10/1/2048	961,000	1,015,118
Pool# ZT1321
4.50%, 11/1/2048	1,206,033	1,270,077
Pool# ZA6536
4.00%, 3/1/2049	465,968	486,351
Pool# ZA6380
4.00%, 3/1/2049	373,981	389,667
Pool# SD8015
2.50%, 10/1/2049	456,462	451,433
Pool# SD8025
3.50%, 11/1/2049	4,556,250	4,690,773
Pool# RA1859
3.00%, 12/1/2049	1,526,127	1,551,038
FNMA Pool
Pool# AC9895
4.56%, 4/1/2040 (a)	460,520	479,971
Pool# AC9890
4.59%, 4/1/2040 (a)	776,591	815,296

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AJ1249
4.07%, 9/1/2041 (a)	$173,037	$180,926
Pool# AK0714
4.93%, 2/1/2042 (a)	36,392	37,878
Pool# AT4982
4.41%, 4/1/2043 (a)	395	396
Pool# AT4250
2.02%, 6/1/2043 (a)	89,827	92,085
Pool# BF0203
3.00%, 2/1/2047	946,108	949,844
Pool# BF0206
4.00%, 2/1/2047	665,570	699,433
Pool# BF0200
3.50%, 11/1/2051	402,828	422,758
Pool# BF0171
4.00%, 1/1/2057	328,355	351,981
Pool# BF0184
4.00%, 2/1/2057	374,234	399,552
FNMA UMBS Pool
Pool# 826869
5.50%, 8/1/2020	7,005	7,015
Pool# 835228
5.50%, 8/1/2020	124	125
Pool# 825811
5.50%, 9/1/2020	191	191
Pool# 838565
5.50%, 10/1/2020	7,671	7,712
Pool# 840102
5.50%, 10/1/2020	1,675	1,678
Pool# 841947
5.50%, 10/1/2020	953	955
Pool# 811505
5.50%, 10/1/2020	367	369
Pool# 843102
5.50%, 10/1/2020	278	279
Pool# 839100
5.50%, 11/1/2020	101	101
Pool# 830670
5.50%, 12/1/2020	202	202
Pool# 867183
5.50%, 2/1/2021	1,234	1,237
Pool# 870296
5.50%, 3/1/2021	195	195
Pool# 878120
5.50%, 4/1/2021	475	479
Pool# 879115
5.50%, 5/1/2021	1,771	1,787
Pool# 811559
5.50%, 5/1/2021	947	950
Pool# 885440
5.50%, 5/1/2021	567	570
Pool# 845489
5.50%, 6/1/2021	114	116
Pool# 880950
5.50%, 7/1/2021	2,625	2,654
Pool# 870092
5.50%, 8/1/2021	316	317
Pool# 896599
5.50%, 8/1/2021	81	82

35

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# 903350
5.00%, 10/1/2021	$486	$502
Pool# 894126
5.50%, 10/1/2021	55	55
Pool# 902789
5.50%, 11/1/2021	7,541	7,660
Pool# 906708
5.00%, 12/1/2021	8,550	8,832
Pool# 901509
5.00%, 12/1/2021	984	1,017
Pool# 928106
5.50%, 2/1/2022	13,104	13,379
Pool# 914385
5.50%, 3/1/2022	193	197
Pool# 913323
5.50%, 4/1/2022	617	624
Pool# 899438
5.50%, 6/1/2022	16,778	17,122
Pool# AA2549
4.00%, 4/1/2024	77,438	80,728
Pool# 934863
4.00%, 6/1/2024	160,237	167,105
Pool# AC1374
4.00%, 8/1/2024	92,774	96,707
Pool# AC1529
4.50%, 9/1/2024	262,699	273,446
Pool# AD0244
4.50%, 10/1/2024	37,237	38,845
Pool# AD4089
4.50%, 5/1/2025	253,893	267,014
Pool# 890216
4.50%, 7/1/2025	65,548	68,935
Pool# AB1609
4.00%, 10/1/2025	180,290	188,068
Pool# AH1361
3.50%, 12/1/2025	171,515	177,734
Pool# AH1518
3.50%, 12/1/2025	82,263	85,232
Pool# AH5616
3.50%, 2/1/2026	449,257	465,428
Pool# AL0298
4.00%, 5/1/2026	363,616	380,202
Pool# AB4277
3.00%, 1/1/2027	572,482	587,512
Pool# AL1391
3.50%, 1/1/2027	9,123	9,487
Pool# AP4746
3.00%, 8/1/2027	151,520	156,081
Pool# AP7855
3.00%, 9/1/2027	766,297	789,642
Pool# AP4640
3.00%, 9/1/2027	82,174	84,677
Pool# AQ5096
3.00%, 11/1/2027	202,096	208,252
Pool# AB6887
3.00%, 11/1/2027	166,548	171,624
Pool# AQ4532
3.00%, 11/1/2027	112,627	116,058
Pool# AQ7406
3.00%, 11/1/2027	86,877	89,532

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# AQ3758
3.00%, 11/1/2027	$84,516	$87,097
Pool# AB6886
3.00%, 11/1/2027	79,550	82,118
Pool# AQ2884
3.00%, 12/1/2027	76,170	78,495
Pool# AS0487
2.50%, 9/1/2028	397,594	403,404
Pool# 930998
4.50%, 4/1/2029	42,075	44,343
Pool# BM1507
2.50%, 12/1/2029	240,335	243,267
Pool# AL8077
3.50%, 12/1/2029	27,958	29,083
Pool# AS4874
3.00%, 4/1/2030	517,496	532,817
Pool# AS5412
2.50%, 7/1/2030	214,071	216,942
Pool# AS5420
3.00%, 7/1/2030	434,128	446,885
Pool# AL7152
3.50%, 7/1/2030	524,024	546,236
Pool# AS5702
2.50%, 8/1/2030	844,389	855,711
Pool# AZ4898
2.50%, 8/1/2030	671,783	680,788
Pool# AY8448
3.00%, 8/1/2030	1,552,052	1,597,954
Pool# AZ2953
3.00%, 9/1/2030	1,464,997	1,508,413
Pool# AZ5718
3.00%, 9/1/2030	1,278,279	1,313,038
Pool# AS6060
3.00%, 10/1/2030	1,104,315	1,136,358
Pool# AZ9234
3.50%, 10/1/2030	68,264	70,882
Pool# BA2993
3.00%, 11/1/2030	248,158	254,645
Pool# AS6174
3.50%, 11/1/2030	41,423	43,101
Pool# AS6272
2.50%, 12/1/2030	307,997	312,125
Pool# AS6295
3.00%, 12/1/2030	473,904	487,930
Pool# BA3545
3.00%, 12/1/2030	204,133	210,144
Pool# AH1515
4.00%, 12/1/2030	411,611	438,369
Pool# AD0716
6.50%, 12/1/2030	1,155,092	1,282,084
Pool# BA6532
2.50%, 1/1/2031	248,470	251,133
Pool# BM5016
3.00%, 1/1/2031	640,790	660,942
Pool# AB2121
4.00%, 1/1/2031	63,475	67,595
Pool# AL8060
3.00%, 2/1/2031	444,265	459,748
Pool# MA0641
4.00%, 2/1/2031	302,336	321,970

36

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# 560868
7.50%, 2/1/2031	$678	$685
Pool# AS6799
3.00%, 3/1/2031	412,866	425,090
Pool# BC0774
3.00%, 3/1/2031	192,679	199,106
Pool# BC4410
3.50%, 3/1/2031	29,461	30,562
Pool# AS6919
3.50%, 3/1/2031	29,304	30,435
Pool# BC0320
3.50%, 3/1/2031	17,742	18,438
Pool# BC4430
3.00%, 4/1/2031	75,442	77,712
Pool# AL8565
3.00%, 6/1/2031	207,380	213,909
Pool# AL8566
3.00%, 6/1/2031	203,673	209,955
Pool# AL8561
3.50%, 6/1/2031	214,135	224,530
Pool# AS8028
2.50%, 9/1/2031	873,043	884,777
Pool# AL9378
3.00%, 9/1/2031	99,119	102,575
Pool# MA2775
2.50%, 10/1/2031	1,758,557	1,782,169
Pool# BM1888
2.50%, 10/1/2031	1,637,253	1,658,953
Pool# AS8038
2.50%, 10/1/2031	784,151	794,682
Pool# BC4777
2.50%, 10/1/2031	588,652	596,558
Pool# AL9323
2.50%, 10/1/2031	36,616	37,107
Pool# AS8612
3.00%, 10/1/2031	303,577	312,566
Pool# 607212
7.50%, 10/1/2031	3,612	3,693
Pool# MA0895
3.50%, 11/1/2031	331,970	347,181
Pool# 607632
6.50%, 11/1/2031	85	94
Pool# MA2830
2.50%, 12/1/2031	657,130	665,956
Pool# BM3814
2.50%, 12/1/2031	453,060	459,908
Pool# AS8594
2.50%, 1/1/2032	457,000	463,144
Pool# AS8597
2.50%, 1/1/2032	406,000	410,831
Pool# AS8609
3.00%, 1/1/2032	308,545	317,325
Pool# AL9786
3.00%, 1/1/2032	277,056	286,962
Pool# AL9585
3.50%, 1/1/2032	104,766	109,859
Pool# BM1036
2.50%, 2/1/2032	2,101,233	2,131,322
Pool# BM4624
3.00%, 2/1/2032	326,347	337,718

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# AL9872
3.00%, 2/1/2032	$238,014	$246,032
Pool# AL9740
3.00%, 2/1/2032	200,282	206,592
Pool# AL9871
3.00%, 2/1/2032	141,855	146,928
Pool# AS8767
3.00%, 2/1/2032	26,266	27,006
Pool# BM1007
2.50%, 3/1/2032	663,561	671,237
Pool# AL9899
3.00%, 3/1/2032	41,759	43,076
Pool# BM3269
2.50%, 4/1/2032	1,058,198	1,070,578
Pool# MA1029
3.50%, 4/1/2032	272,270	284,759
Pool# 545556
7.00%, 4/1/2032	4,110	4,700
Pool# AO2565
3.50%, 5/1/2032	84,780	88,675
Pool# AS9695
3.50%, 5/1/2032	52,714	55,084
Pool# 545605
7.00%, 5/1/2032	5,622	6,470
Pool# BM4088
3.00%, 6/1/2032	417,507	430,209
Pool# AO5103
3.50%, 6/1/2032	220,935	231,087
Pool# 890786
3.50%, 6/1/2032	40,951	42,940
Pool# MA1107
3.50%, 7/1/2032	37,287	39,000
Pool# 651361
7.00%, 7/1/2032	1,190	1,216
Pool# BM1669
3.00%, 8/1/2032	237,293	245,789
Pool# AP1990
3.50%, 8/1/2032	109,418	114,370
Pool# AP1997
3.50%, 8/1/2032	74,286	77,698
Pool# BH5355
3.50%, 8/1/2032	15,651	16,260
Pool# AO7202
3.50%, 9/1/2032	271,762	284,243
Pool# MA1166
3.50%, 9/1/2032	211,679	221,392
Pool# BM5167
3.50%, 9/1/2032	43,072	44,771
Pool# CA0586
2.50%, 10/1/2032	100,623	102,171
Pool# AP3673
3.50%, 10/1/2032	216,406	226,346
Pool# BH9391
3.50%, 10/1/2032	20,146	21,020
Pool# BM3389
3.00%, 11/1/2032	353,814	366,485
Pool# AB6962
3.50%, 11/1/2032	344,284	360,104
Pool# AQ3343
3.50%, 11/1/2032	189,290	197,987

37

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# BM3977
3.00%, 12/1/2032	$665,235	$685,794
Pool# CA0951
3.00%, 12/1/2032	376,387	387,573
Pool# FM1661
2.50%, 1/1/2033	1,314,000	1,330,505
Pool# BM4338
2.50%, 1/1/2033	665,387	674,322
Pool# BM3919
3.00%, 2/1/2033	344,687	357,038
Pool# BM3750
3.50%, 3/1/2033	288,469	302,006
Pool# BM4129
3.50%, 4/1/2033	455,657	477,037
Pool# 555346
5.50%, 4/1/2033	52,355	58,000
Pool# 713560
5.50%, 4/1/2033	9,258	10,039
Pool# 694846
6.50%, 4/1/2033	10,889	12,086
Pool# 701261
7.00%, 4/1/2033	321	335
Pool# AB9402
3.00%, 5/1/2033	327,197	337,102
Pool# AB9403
3.00%, 5/1/2033	153,180	157,823
Pool# AB9300
3.00%, 5/1/2033	116,408	119,937
Pool# BM4132
3.50%, 5/1/2033	292,342	306,358
Pool# MA3372
4.00%, 5/1/2033	469,128	489,224
Pool# 555421
5.00%, 5/1/2033	1,263,805	1,393,326
Pool# MA3393
4.00%, 6/1/2033	225,139	234,833
Pool# MA3427
4.00%, 7/1/2033	193,126	201,700
Pool# 720087
5.50%, 7/1/2033	269,729	303,473
Pool# 728721
5.50%, 7/1/2033	37,622	42,321
Pool# 555684
5.50%, 7/1/2033	9,747	10,965
Pool# MA1527
3.00%, 8/1/2033	1,318,634	1,358,611
Pool# 743235
5.50%, 10/1/2033	17,971	20,124
Pool# 750229
6.50%, 10/1/2033	28,195	31,295
Pool# 755872
5.50%, 12/1/2033	223,477	248,588
Pool# 725221
5.50%, 1/1/2034	5,316	5,983
Pool# 725223
5.50%, 3/1/2034	591	666
Pool# 725228
6.00%, 3/1/2034	492,395	564,249
Pool# 725425
5.50%, 4/1/2034	305,692	344,024

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# 725423
5.50%, 5/1/2034	$29,626	$33,345
Pool# 725594
5.50%, 7/1/2034	124,764	140,341
Pool# MA3739
3.50%, 8/1/2034	519,008	538,092
Pool# 788027
6.50%, 9/1/2034	23,889	26,516
Pool# FM1905
3.00%, 11/1/2034	179,000	184,351
Pool# 807310
7.00%, 11/1/2034	2,154	2,458
Pool# 735141
5.50%, 1/1/2035	394,143	443,644
Pool# 889852
5.50%, 5/1/2035	11,014	12,390
Pool# 256023
6.00%, 12/1/2035	386,508	442,788
Pool# 745418
5.50%, 4/1/2036	61,199	68,867
Pool# 745516
5.50%, 5/1/2036	34,465	38,791
Pool# 889745
5.50%, 6/1/2036	6,012	6,762
Pool# 995065
5.50%, 9/1/2036	220,605	244,423
Pool# 888635
5.50%, 9/1/2036	140,120	157,710
Pool# 995024
5.50%, 8/1/2037	81,543	91,508
Pool# 995050
6.00%, 9/1/2037	736,824	844,466
Pool# 955194
7.00%, 11/1/2037	70,803	82,555
Pool# 928940
7.00%, 12/1/2037	61,791	66,818
Pool# MA3389
4.00%, 6/1/2038	347,938	365,446
Pool# MA3464
3.50%, 9/1/2038	668,970	697,165
Pool# 990810
7.00%, 10/1/2038	116,200	131,237
Pool# AD8536
5.00%, 8/1/2040	288,699	318,439
Pool# AB1735
3.50%, 11/1/2040	7,632	7,852
Pool# AE9747
4.50%, 12/1/2040	916,678	995,589
Pool# AB2067
3.50%, 1/1/2041	367,584	388,003
Pool# 932888
3.50%, 1/1/2041	236,600	253,195
Pool# AB2068
3.50%, 1/1/2041	210,869	222,244
Pool# 932891
3.50%, 1/1/2041	42,408	45,224
Pool# AL3650
5.00%, 2/1/2041	20,740	22,839
Pool# AL6521
5.00%, 4/1/2041	1,388,900	1,531,089

38

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# AL0390
5.00%, 5/1/2041	$558,915	$616,284
Pool# AL5863
4.50%, 6/1/2041	2,871,607	3,115,784
Pool# AI9851
4.50%, 9/1/2041	52,391	56,903
Pool# AL0761
5.00%, 9/1/2041	175,483	193,368
Pool# BM3907
5.50%, 9/1/2041	350,317	393,677
Pool# AJ5431
4.50%, 10/1/2041	106,939	116,151
Pool# AJ4861
4.00%, 12/1/2041	198,425	212,398
Pool# AX5316
4.50%, 1/1/2042	90,787	98,577
Pool# AL2499
4.50%, 1/1/2042	41,812	45,511
Pool# AW8167
3.50%, 2/1/2042	1,317,390	1,388,529
Pool# AB5185
3.50%, 5/1/2042	520,883	549,069
Pool# AO3575
4.50%, 5/1/2042	60,130	64,245
Pool# AO4647
3.50%, 6/1/2042	988,716	1,042,226
Pool# AO8036
4.50%, 7/1/2042	721,176	771,236
Pool# AP2092
4.50%, 8/1/2042	32,393	34,104
Pool# AP6579
3.50%, 9/1/2042	904,301	953,205
Pool# AL2782
4.50%, 9/1/2042	162,834	176,656
Pool# AB6524
3.50%, 10/1/2042	1,446,838	1,525,136
Pool# AB7074
3.00%, 11/1/2042	904,468	931,577
Pool# AP8785
3.00%, 11/1/2042	304,206	313,337
Pool# AL2677
3.50%, 11/1/2042	843,143	888,766
Pool# AB6786
3.50%, 11/1/2042	638,682	673,168
Pool# MA1273
3.50%, 12/1/2042	462,480	487,508
Pool# AR4210
3.50%, 1/1/2043	232,779	245,372
Pool# AT4040
3.00%, 3/1/2043	225,906	232,512
Pool# AR8213
3.50%, 4/1/2043	222,594	234,636
Pool# AB9238
3.00%, 5/1/2043	1,140,638	1,174,670
Pool# AB9237
3.00%, 5/1/2043	817,200	842,297
Pool# AB9236
3.00%, 5/1/2043	261,646	269,975
Pool# AB9362
3.50%, 5/1/2043	1,245,821	1,318,144

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# AT4145
3.00%, 6/1/2043	$300,203	$309,145
Pool# AB9814
3.00%, 7/1/2043	1,055,494	1,087,091
Pool# AT6871
3.00%, 7/1/2043	186,073	191,424
Pool# AS0203
3.00%, 8/1/2043	749,025	771,141
Pool# AS0255
4.50%, 8/1/2043	353,640	383,452
Pool# AS0516
3.00%, 9/1/2043	676,210	695,618
Pool# AL4471
4.00%, 9/1/2043	468,261	504,122
Pool# AL6951
3.50%, 10/1/2043	785,495	827,957
Pool# BM4222
3.00%, 1/1/2044	936,318	964,149
Pool# AS2276
4.50%, 4/1/2044	642,189	690,612
Pool# AW1006
4.00%, 5/1/2044	195,386	211,390
Pool# AL7767
4.50%, 6/1/2044	59,382	64,465
Pool# AS3161
4.00%, 8/1/2044	1,351,313	1,431,710
Pool# BM4650
3.00%, 10/1/2044	1,710,844	1,762,113
Pool# CA0688
3.50%, 10/1/2044	556,880	586,724
Pool# BC5090
4.00%, 10/1/2044	183,822	195,333
Pool# AS3946
4.00%, 12/1/2044	1,569,623	1,686,952
Pool# AL8303
3.00%, 1/1/2045	308,445	317,639
Pool# BM4384
4.00%, 1/1/2045	586,383	622,590
Pool# BM3611
4.00%, 1/1/2045	558,296	596,853
Pool# BM3804
3.50%, 2/1/2045	192,610	202,993
Pool# AL9555
4.00%, 2/1/2045	3,290,696	3,525,931
Pool# AX9524
4.00%, 2/1/2045	1,467,229	1,596,655
Pool# AS4418
4.00%, 2/1/2045	1,028,422	1,119,128
Pool# AS4375
4.00%, 2/1/2045	708,365	770,849
Pool# AL6889
4.50%, 2/1/2045	189,988	206,906
Pool# BM3931
3.00%, 3/1/2045	843,345	868,103
Pool# AY1312
3.50%, 3/1/2045	2,576,004	2,725,474
Pool# AX9567
3.50%, 3/1/2045	136,447	143,973
Pool# BM4975
4.00%, 3/1/2045	282,922	299,767

39

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# AS4578
4.00%, 3/1/2045	$189,982	$203,386
Pool# BM3664
3.00%, 5/1/2045	925,386	952,957
Pool# AS4921
3.50%, 5/1/2045	1,303,924	1,373,792
Pool# AS5012
4.00%, 5/1/2045	1,953,014	2,125,283
Pool# BM5562
4.00%, 6/1/2045	393,053	418,621
Pool# AS5312
3.50%, 7/1/2045	267,628	281,969
Pool# AZ7111
4.00%, 7/1/2045	44,366	46,948
Pool# AZ9866
4.00%, 8/1/2045	39,554	41,616
Pool# AL7207
4.50%, 8/1/2045	231,611	252,164
Pool# AL9634
3.50%, 10/1/2045	184,362	194,290
Pool# BA2164
3.00%, 11/1/2045	241,709	247,544
Pool# AS6311
3.50%, 12/1/2045	3,250,543	3,393,680
Pool# AS6282
3.50%, 12/1/2045	2,090,109	2,201,890
Pool# BC0326
3.50%, 12/1/2045	1,828,526	1,908,869
Pool# BC0092
3.50%, 12/1/2045	150,386	156,992
Pool# BC0475
3.50%, 12/1/2045	92,896	96,983
Pool# AS6362
4.50%, 12/1/2045	47,614	51,151
Pool# AS6474
3.50%, 1/1/2046	402,745	429,471
Pool# AS6539
3.50%, 1/1/2046	362,122	386,139
Pool# AL9849
3.50%, 1/1/2046	273,274	288,029
Pool# AS6527
4.00%, 1/1/2046	447,148	473,551
Pool# BC0178
4.50%, 1/1/2046	11,956	12,835
Pool# BC1158
3.50%, 2/1/2046	2,548,938	2,664,796
Pool# BC2667
4.00%, 2/1/2046	66,641	70,540
Pool# BC0605
4.00%, 2/1/2046	54,642	57,731
Pool# AL9781
4.50%, 2/1/2046	489,403	530,967
Pool# BC0300
3.50%, 3/1/2046	1,994,424	2,075,937
Pool# BM4621
3.50%, 3/1/2046	720,592	759,413
Pool# AS6833
3.50%, 3/1/2046	47,230	49,341
Pool# AS6795
4.00%, 3/1/2046	369,127	386,897

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# BA6972
4.00%, 3/1/2046	$75,978	$80,460
Pool# BC0311
4.50%, 3/1/2046	8,106	8,596
Pool# BC0823
3.50%, 4/1/2046	361,293	376,937
Pool# BA7692
3.50%, 4/1/2046	21,393	22,572
Pool# AS7026
4.00%, 4/1/2046	270,414	285,214
Pool# AS7171
3.50%, 5/1/2046	137,410	143,247
Pool# AS7251
4.00%, 5/1/2046	38,226	40,385
Pool# AS7387
3.50%, 6/1/2046	391,438	408,066
Pool# AL8833
4.00%, 6/1/2046	1,151,603	1,253,139
Pool# AS7593
3.50%, 7/1/2046	1,347,271	1,412,867
Pool# AS7594
3.50%, 7/1/2046	1,251,167	1,312,081
Pool# AS7545
3.50%, 7/1/2046	534,777	557,285
Pool# AL8824
3.50%, 7/1/2046	254,109	270,963
Pool# AS7490
3.50%, 7/1/2046	180,360	190,020
Pool# BC1452
4.00%, 7/1/2046	2,345,086	2,477,365
Pool# BD5180
4.50%, 7/1/2046	13,004	13,876
Pool# MA2705
3.00%, 8/1/2046	1,365,475	1,397,169
Pool# BC1489
3.00%, 8/1/2046	192,886	198,568
Pool# BD4890
3.50%, 8/1/2046	1,946,223	2,025,020
Pool# BC9501
3.50%, 8/1/2046	46,970	48,912
Pool# AS7760
4.00%, 8/1/2046	269,380	287,305
Pool# AS7648
4.00%, 8/1/2046	265,673	278,851
Pool# AS7795
4.00%, 8/1/2046	166,381	175,122
Pool# BD3911
4.00%, 8/1/2046	36,608	38,440
Pool# BD3923
4.00%, 8/1/2046	18,276	19,260
Pool# AS7770
4.50%, 8/1/2046	93,350	99,021
Pool# BD5232
4.50%, 8/1/2046	18,610	19,696
Pool# AL8947
3.50%, 9/1/2046	331,224	349,485
Pool# BD4944
3.50%, 9/1/2046	85,965	89,172
Pool# AL9263
3.00%, 10/1/2046	314,013	322,294

40

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# BM3932
3.50%, 10/1/2046	$127,504	$132,969
Pool# AL9234
3.50%, 10/1/2046	116,371	124,090
Pool# AS8125
3.50%, 10/1/2046	98,412	103,210
Pool# FM1871
4.00%, 10/1/2046	248,080	265,224
Pool# BC4766
4.50%, 10/1/2046	78,990	84,053
Pool# AS8154
4.50%, 10/1/2046	51,838	55,136
Pool# FM1368
3.00%, 11/1/2046	3,073,565	3,145,697
Pool# MA2806
3.00%, 11/1/2046	853,268	873,898
Pool# BC9003
3.00%, 11/1/2046	314,653	322,269
Pool# AS8369
3.50%, 11/1/2046	1,020,048	1,069,757
Pool# BE5067
3.50%, 11/1/2046	873,526	912,053
Pool# BE0065
3.50%, 11/1/2046	27,846	29,036
Pool# BE5038
4.00%, 11/1/2046	19,656	21,570
Pool# MA2833
3.00%, 12/1/2046	6,776,664	6,940,684
Pool# AS8483
3.00%, 12/1/2046	1,616,478	1,655,609
Pool# BC9067
3.00%, 12/1/2046	524,826	537,531
Pool# AS8488
3.00%, 12/1/2046	408,733	420,774
Pool# AS8509
3.00%, 12/1/2046	121,798	126,215
Pool# BM1121
3.50%, 12/1/2046	980,150	1,036,967
Pool# AS8572
3.50%, 12/1/2046	926,809	962,575
Pool# AS8417
3.50%, 12/1/2046	861,865	895,132
Pool# AS8492
3.50%, 12/1/2046	818,415	872,698
Pool# BE4224
3.50%, 12/1/2046	37,862	39,342
Pool# AS8650
3.00%, 1/1/2047	2,593,889	2,656,682
Pool# AL9697
3.00%, 1/1/2047	1,063,616	1,094,932
Pool# AS8647
3.00%, 1/1/2047	796,230	817,227
Pool# BE5775
3.00%, 1/1/2047	748,508	766,627
Pool# AS8692
3.50%, 1/1/2047	641,285	667,428
Pool# BD2440
3.50%, 1/1/2047	509,097	528,698
Pool# AL9774
3.50%, 1/1/2047	505,266	541,560

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# BM3204
3.50%, 1/1/2047	$443,625	$473,031
Pool# BD2450
3.50%, 1/1/2047	413,736	430,233
Pool# BE6548
3.50%, 1/1/2047	149,432	155,194
Pool# BE7115
4.50%, 1/1/2047	23,824	25,217
Pool# BE6503
4.50%, 1/1/2047	20,158	21,312
Pool# BE5856
4.50%, 1/1/2047	18,462	19,522
Pool# BM3908
5.50%, 1/1/2047	72,904	81,951
Pool# MA2895
3.00%, 2/1/2047	7,989,123	8,182,340
Pool# BM3688
3.50%, 2/1/2047	1,218,579	1,271,471
Pool# BD5046
3.50%, 2/1/2047	253,738	263,821
Pool# BM5274
4.00%, 2/1/2047	239,865	253,164
Pool# BE8495
4.50%, 2/1/2047	20,197	21,538
Pool# BE7869
4.50%, 2/1/2047	8,353	8,829
Pool# AL9859
3.00%, 3/1/2047	2,635,104	2,698,748
Pool# AL9848
3.00%, 3/1/2047	831,247	851,359
Pool# AS8966
4.00%, 3/1/2047	183,133	191,507
Pool# BM5383
4.00%, 3/1/2047	117,079	126,265
Pool# AS8979
4.50%, 3/1/2047	121,063	130,326
Pool# BE9247
4.50%, 3/1/2047	18,821	19,849
Pool# BM3707
2.50%, 4/1/2047	329,180	327,592
Pool# AS9451
3.50%, 4/1/2047	470,695	488,019
Pool# AS9463
3.50%, 4/1/2047	334,467	353,818
Pool# BD7122
4.00%, 4/1/2047	2,126,619	2,238,696
Pool# AS9467
4.00%, 4/1/2047	656,801	702,998
Pool# AS9470
4.50%, 4/1/2047	429,338	461,821
Pool# BH0304
4.50%, 4/1/2047	35,864	37,900
Pool# AS9562
3.00%, 5/1/2047	148,708	152,176
Pool# BM3237
3.50%, 5/1/2047	715,808	757,298
Pool# AS9577
3.50%, 5/1/2047	296,144	312,463
Pool# BM1268
4.00%, 5/1/2047	613,361	656,620

41

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# BE3670
3.50%, 6/1/2047	$621,137	$645,776
Pool# AS9794
3.50%, 6/1/2047	287,914	306,521
Pool# AS9747
4.00%, 6/1/2047	1,738,301	1,867,943
Pool# BM3549
4.00%, 6/1/2047	738,473	781,816
Pool# BE3702
4.00%, 6/1/2047	389,416	410,652
Pool# BM1295
4.50%, 6/1/2047	280,980	301,737
Pool# BE9624
4.50%, 6/1/2047	51,819	54,823
Pool# BM3801
3.00%, 7/1/2047	1,405,731	1,439,667
Pool# AS9938
3.50%, 7/1/2047	248,171	264,624
Pool# BM1551
3.50%, 7/1/2047	246,710	261,012
Pool# AS9909
3.50%, 7/1/2047	134,117	141,884
Pool# BM1492
4.00%, 7/1/2047	1,367,646	1,464,153
Pool# AS9973
4.00%, 7/1/2047	164,559	171,671
Pool# 890673
3.00%, 8/1/2047	691,267	708,086
Pool# MA3087
3.50%, 8/1/2047	1,000,340	1,038,463
Pool# CA0240
3.50%, 8/1/2047	407,294	423,498
Pool# BH7375
3.50%, 8/1/2047	297,477	308,805
Pool# BM1658
3.50%, 8/1/2047	235,131	247,692
Pool# BH2597
4.00%, 8/1/2047	962,957	1,012,552
Pool# CA0123
4.00%, 8/1/2047	884,571	949,213
Pool# BH5359
4.00%, 8/1/2047	422,352	443,834
Pool# CA0133
4.00%, 8/1/2047	230,262	241,155
Pool# BM5787
4.00%, 8/1/2047	41,831	44,132
Pool# CA0407
3.50%, 9/1/2047	963,712	1,002,119
Pool# BH4004
4.00%, 9/1/2047	899,251	946,593
Pool# CA0392
4.00%, 9/1/2047	493,645	518,712
Pool# BM3556
4.00%, 9/1/2047	212,182	232,697
Pool# CA0265
4.00%, 9/1/2047	149,796	156,621
Pool# CA0487
3.50%, 10/1/2047	2,256,194	2,346,027
Pool# BM1959
3.50%, 10/1/2047	625,850	667,340

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# CA0493
4.00%, 10/1/2047	$1,099,189	$1,156,301
Pool# CA0549
4.00%, 10/1/2047	842,693	887,286
Pool# BM3015
4.00%, 10/1/2047	270,873	294,709
Pool# CA0496
4.50%, 10/1/2047	336,251	366,095
Pool# CA0623
4.50%, 10/1/2047	135,926	143,322
Pool# CA0693
3.50%, 11/1/2047	1,410,807	1,461,813
Pool# CA0680
3.50%, 11/1/2047	324,910	345,638
Pool# BM3358
3.50%, 11/1/2047	283,959	304,608
Pool# CA0696
4.00%, 11/1/2047	2,036,472	2,131,376
Pool# CA0808
4.00%, 11/1/2047	323,335	339,928
Pool# BM3191
4.00%, 11/1/2047	303,572	317,397
Pool# BM3379
3.00%, 12/1/2047	959,251	986,311
Pool# BJ2492
3.50%, 12/1/2047	764,984	794,208
Pool# MA3211
4.00%, 12/1/2047	2,219,432	2,329,039
Pool# BJ1699
4.00%, 12/1/2047	395,917	421,337
Pool# MA3238
3.50%, 1/1/2048	1,063,388	1,105,323
Pool# CA0991
3.50%, 1/1/2048	603,539	641,664
Pool# CA1015
4.00%, 1/1/2048	808,806	848,053
Pool# CA1025
4.50%, 1/1/2048	1,392,998	1,473,128
Pool# CA1189
3.50%, 2/1/2048	4,478,847	4,648,476
Pool# BH9280
3.50%, 2/1/2048	1,395,824	1,472,544
Pool# CA1242
3.50%, 2/1/2048	272,021	290,753
Pool# MA3277
4.00%, 2/1/2048	52,297	54,899
Pool# BJ8271
4.50%, 2/1/2048	880,231	938,841
Pool# BJ8270
4.50%, 2/1/2048	503,441	541,453
Pool# BK1586
4.50%, 2/1/2048	398,218	428,136
Pool# BJ8269
4.50%, 2/1/2048	378,619	412,069
Pool# MA3305
3.50%, 3/1/2048	156,966	163,016
Pool# BK1972
4.50%, 3/1/2048	135,623	146,634
Pool# BJ0640
5.00%, 3/1/2048	48,960	52,407

42

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# CA1510
3.50%, 4/1/2048	$419,177	$435,243
Pool# CA1531
3.50%, 4/1/2048	202,554	216,018
Pool# CA1551
4.00%, 4/1/2048	3,240,625	3,393,550
Pool# CA1560
4.50%, 4/1/2048	386,731	414,840
Pool# BJ2681
5.00%, 4/1/2048	170,892	182,718
Pool# MA3348
5.00%, 4/1/2048	30,511	32,672
Pool# BM4024
3.50%, 5/1/2048	137,195	146,839
Pool# MA3358
4.50%, 5/1/2048	823,542	870,010
Pool# MA3374
5.00%, 5/1/2048	63,440	67,849
Pool# MA3384
4.00%, 6/1/2048	381,475	398,161
Pool# CA1898
4.50%, 6/1/2048	384,737	418,113
Pool# CA1951
4.00%, 7/1/2048	785,683	821,622
Pool# BK6577
4.50%, 7/1/2048	73,283	77,384
Pool# CA1988
4.50%, 7/1/2048	19,459	20,543
Pool# BK4766
4.50%, 8/1/2048	662,362	712,127
Pool# CA2376
4.00%, 9/1/2048	1,025,471	1,066,496
Pool# MA3472
5.00%, 9/1/2048	70,750	75,599
Pool# MA3495
4.00%, 10/1/2048	1,190,855	1,240,142
Pool# BM4664
4.50%, 10/1/2048	242,113	260,119
Pool# FM1001
3.50%, 11/1/2048	181,315	188,154
Pool# MA3521
4.00%, 11/1/2048	1,247,136	1,297,261
Pool# MA3536
4.00%, 12/1/2048	940,402	978,336
Pool# BN0340
4.50%, 12/1/2048	1,310,808	1,379,933
Pool# CA2779
4.50%, 12/1/2048	933,603	1,003,748
Pool# BM5212
4.50%, 12/1/2048	476,923	503,614
Pool# BN3944
4.00%, 1/1/2049	376,867	398,783
Pool# BN6135
4.00%, 2/1/2049	488,161	508,707
Pool# CA3387
4.00%, 4/1/2049	872,465	932,282
Pool# CA3394
5.00%, 4/1/2049	117,529	128,252
Pool# CA3489
4.00%, 5/1/2049	644,546	689,525

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# MA3665
4.50%, 5/1/2049	$1,137,516	$1,197,046
Pool# FM1051
4.50%, 5/1/2049	759,545	803,534
Pool# CA3669
4.00%, 6/1/2049	935,082	997,192
Pool# CA3639
4.00%, 6/1/2049	415,276	440,701
Pool# CA3825
4.00%, 7/1/2049	651,951	701,536
Pool# CA3844
4.50%, 7/1/2049	606,015	641,023
Pool# MA3745
3.50%, 8/1/2049	4,176,251	4,294,407
Pool# CA4030
4.00%, 8/1/2049	2,209,295	2,305,489
Pool# CA4035
4.50%, 8/1/2049	622,371	658,323
Pool# BJ9610
4.00%, 9/1/2049	496,694	517,688
Pool# BO2258
3.00%, 10/1/2049	2,045,489	2,078,878
Pool# BO4708
3.00%, 11/1/2049	2,786,533	2,827,266
Pool# BO4707
3.00%, 11/1/2049	1,594,707	1,618,619
Pool# BO5169
3.00%, 11/1/2049	383,750	389,776
Pool# MA3835
3.50%, 11/1/2049	653,923	673,827
Pool# MA3836
4.00%, 11/1/2049	894,531	934,178
Pool# BO6220
3.00%, 12/1/2049	2,577,000	2,617,472
Pool# BO6225
3.00%, 12/1/2049	2,205,000	2,239,630
Pool# MA3873
4.00%, 12/1/2049	628,270	654,826
FNMA/FHLMC UMBS, 15 Year, Single Family TBA
5.00%, 1/25/2032	35,000	36,129
4.00%, 1/25/2033	1,054,000	1,099,372
4.50%, 1/25/2033	215,000	221,870
2.50%, 1/25/2035	3,824,000	3,858,955
3.00%, 1/25/2035	3,309,663	3,392,017
3.50%, 1/25/2035	2,528,000	2,620,331
FNMA/FHLMC UMBS, 30 Year, Single Family TBA
2.50%, 1/25/2050	5,519,000	5,457,126
3.00%, 1/25/2050	8,692,000	8,815,592
3.50%, 1/25/2050	8,160,050	8,394,333
4.00%, 1/25/2050	4,494,648	4,674,785
4.50%, 1/25/2050	5,178,000	5,451,668
5.00%, 1/25/2050	200,000	213,813
GNMA I Pool
Pool# 376510
7.00%, 5/15/2024	555	583
Pool# 457801
7.00%, 8/15/2028	2,310	2,484

43

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 486936
6.50%, 2/15/2029	$1,170	$1,320
Pool# 502969
6.00%, 3/15/2029	3,344	3,682
Pool# 487053
7.00%, 3/15/2029	1,700	1,850
Pool# 781014
6.00%, 4/15/2029	2,676	3,015
Pool# 509099
7.00%, 6/15/2029	3,144	3,212
Pool# 470643
7.00%, 7/15/2029	12,260	12,838
Pool# 434505
7.50%, 8/15/2029	55	56
Pool# 416538
7.00%, 10/15/2029	113	113
Pool# 524269
8.00%, 11/15/2029	5,217	5,231
Pool# 781124
7.00%, 12/15/2029	8,171	9,420
Pool# 507396
7.50%, 9/15/2030	40,783	42,238
Pool# 531352
7.50%, 9/15/2030	2,547	2,615
Pool# 536334
7.50%, 10/15/2030	178	182
Pool# 540659
7.00%, 1/15/2031	820	829
Pool# 486019
7.50%, 1/15/2031	915	945
Pool# 535388
7.50%, 1/15/2031	563	572
Pool# 537406
7.50%, 2/15/2031	336	337
Pool# 528589
6.50%, 3/15/2031	19,958	22,017
Pool# 508473
7.50%, 4/15/2031	3,933	4,177
Pool# 544470
8.00%, 4/15/2031	2,433	2,439
Pool# 781287
7.00%, 5/15/2031	3,979	4,572
Pool# 781319
7.00%, 7/15/2031	1,166	1,369
Pool# 485879
7.00%, 8/15/2031	7,354	8,112
Pool# 572554
6.50%, 9/15/2031	44,164	48,718
Pool# 781328
7.00%, 9/15/2031	3,849	4,485
Pool# 550991
6.50%, 10/15/2031	746	823
Pool# 571267
7.00%, 10/15/2031	1,068	1,199
Pool# 574837
7.50%, 11/15/2031	1,943	1,975
Pool# 555171
6.50%, 12/15/2031	1,287	1,420
Pool# 781380
7.50%, 12/15/2031	1,191	1,411

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 781481
7.50%, 1/15/2032	$5,472	$6,470
Pool# 580972
6.50%, 2/15/2032	187	206
Pool# 781401
7.50%, 2/15/2032	3,557	4,235
Pool# 781916
6.50%, 3/15/2032	57,160	64,368
Pool# 552474
7.00%, 3/15/2032	4,817	5,465
Pool# 781478
7.50%, 3/15/2032	2,193	2,600
Pool# 781429
8.00%, 3/15/2032	3,943	4,729
Pool# 781431
7.00%, 4/15/2032	14,363	16,911
Pool# 552616
7.00%, 6/15/2032	39,593	44,588
Pool# 570022
7.00%, 7/15/2032	14,755	17,038
Pool# 595077
6.00%, 10/15/2032	7,850	8,967
Pool# 552903
6.50%, 11/15/2032	98,835	109,027
Pool# 552952
6.00%, 12/15/2032	5,445	6,056
Pool# 602102
6.00%, 2/15/2033	15,242	16,781
Pool# 588192
6.00%, 2/15/2033	4,221	4,658
Pool# 553144
5.50%, 4/15/2033	22,822	25,373
Pool# 604243
6.00%, 4/15/2033	10,151	11,581
Pool# 611526
6.00%, 5/15/2033	8,563	9,428
Pool# 553320
6.00%, 6/15/2033	25,058	28,590
Pool# 573916
6.00%, 11/15/2033	34,481	37,963
Pool# 604788
6.50%, 11/15/2033	77,819	87,130
Pool# 781688
6.00%, 12/15/2033	36,338	41,504
Pool# 604875
6.00%, 12/15/2033	28,920	33,025
Pool# 781690
6.00%, 12/15/2033	14,679	16,764
Pool# 781699
7.00%, 12/15/2033	5,545	6,319
Pool# 621856
6.00%, 1/15/2034	9,406	10,356
Pool# 564799
6.00%, 3/15/2034	33,777	37,292
Pool# 630038
6.50%, 8/15/2034	65,578	72,622
Pool# 781804
6.00%, 9/15/2034	40,365	46,112
Pool# 781847
6.00%, 12/15/2034	30,498	34,572

44

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 486921
5.50%, 2/15/2035	$12,472	$13,990
Pool# 781902
6.00%, 2/15/2035	36,076	41,196
Pool# 781933
6.00%, 6/15/2035	4,512	5,149
Pool# 649513
5.50%, 10/15/2035	298,465	328,951
Pool# 649510
5.50%, 10/15/2035	147,111	164,474
Pool# 652207
5.50%, 3/15/2036	44,331	47,555
Pool# 655519
5.00%, 5/15/2036	20,665	22,088
Pool# 652539
5.00%, 5/15/2036	12,452	13,340
Pool# 606308
5.50%, 5/15/2036	22,529	24,628
Pool# 606314
5.50%, 5/15/2036	7,305	7,836
Pool# 657912
6.50%, 8/15/2036	4,819	5,316
Pool# 697957
4.50%, 3/15/2039	1,168,616	1,271,843
Pool# 704630
5.50%, 7/15/2039	51,454	57,713
Pool# 710724
4.50%, 8/15/2039	396,162	430,917
Pool# 722292
5.00%, 9/15/2039	747,655	831,869
Pool# 782803
6.00%, 11/15/2039	328,058	370,916
Pool# 736666
4.50%, 4/15/2040	969,134	1,054,167
Pool# 733312
4.00%, 9/15/2040	69,760	74,268
Pool# 742235
4.00%, 12/15/2040	206,653	220,150
Pool# 755958
4.00%, 1/15/2041	165,564	178,896
Pool# 755959
4.00%, 1/15/2041	164,136	178,547
Pool# 759075
4.00%, 1/15/2041	163,394	177,804
Pool# 742244
4.00%, 1/15/2041	162,962	176,188
Pool# 753826
4.00%, 1/15/2041	71,176	76,949
Pool# 690662
4.00%, 1/15/2041	58,838	62,741
Pool# 719486
4.00%, 1/15/2041	24,307	25,805
Pool# 759207
4.00%, 2/15/2041	295,700	321,771
Pool# 757557
4.00%, 2/15/2041	37,193	39,495
Pool# 757555
4.00%, 2/15/2041	31,903	34,255
Pool# 738107
4.00%, 3/15/2041	431,100	458,644

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 784637
4.00%, 8/15/2041	$138,315	$147,307
Pool# 778869
4.00%, 2/15/2042	257,196	274,005
Pool# 783745
3.50%, 3/15/2043	1,145,300	1,205,402
Pool# AD8789
3.50%, 3/15/2043	697,552	740,662
Pool# AD2254
3.50%, 3/15/2043	119,610	125,574
Pool# AA6403
3.00%, 5/15/2043	1,003,982	1,035,672
Pool# AD2411
3.50%, 5/15/2043	579,988	608,876
Pool# 783781
3.50%, 6/15/2043	436,743	459,663
Pool# 784015
3.00%, 7/15/2043	193,230	199,327
Pool# 784459
3.00%, 12/15/2046	546,419	562,677
Pool# 784293
3.00%, 12/15/2046	71,859	74,038
Pool# 784355
4.00%, 12/15/2046	270,484	288,726
Pool# 784500
3.00%, 2/15/2047	760,724	781,977
Pool# 784713
3.00%, 2/15/2047	170,779	175,579
Pool# 784458
3.50%, 12/15/2047	1,493,952	1,564,785
Pool# 784747
4.00%, 5/15/2048	424,080	443,557
Pool# 784715
4.00%, 5/15/2048	321,007	335,750
GNMA II Pool
Pool# 3851
5.50%, 5/20/2036	449,257	501,343
Pool# 4245
6.00%, 9/20/2038	174,852	199,699
Pool# 4559
5.00%, 10/20/2039	449,416	496,443
Pool# 4715
5.00%, 6/20/2040	114,101	126,039
Pool# 4747
5.00%, 7/20/2040	1,353,221	1,494,598
Pool# 4771
4.50%, 8/20/2040	1,187,239	1,282,241
Pool# 4802
5.00%, 9/20/2040	854,520	943,577
Pool# 4834
4.50%, 10/20/2040	290,707	314,010
Pool# 737727
4.00%, 12/20/2040	1,517,014	1,624,590
Pool# 737730
4.00%, 12/20/2040	467,470	500,656
Pool# 4923
4.50%, 1/20/2041	444,664	480,310
Pool# 4978
4.50%, 3/20/2041	66,561	71,904

45

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# 5017
4.50%, 4/20/2041	$714,315	$771,603
Pool# 5056
5.00%, 5/20/2041	218,093	240,566
Pool# 5082
4.50%, 6/20/2041	266,517	287,906
Pool# 5175
4.50%, 9/20/2041	292,820	316,338
Pool# 675523
3.50%, 3/20/2042	295,413	309,696
Pool# 5332
4.00%, 3/20/2042	302,696	321,282
Pool# MA0392
3.50%, 9/20/2042	2,758,622	2,904,248
Pool# MA0462
3.50%, 10/20/2042	2,172,299	2,286,752
Pool# MA0534
3.50%, 11/20/2042	4,905,974	5,181,369
Pool# MA0625
3.50%, 12/20/2042	999,624	1,055,738
Pool# MA0698
3.00%, 1/20/2043	1,110,660	1,150,849
Pool# MA0852
3.50%, 3/20/2043	1,108,804	1,164,903
Pool# MA0934
3.50%, 4/20/2043	1,021,502	1,078,427
Pool# AF1001
3.50%, 6/20/2043	738,755	778,646
Pool# MA1376
4.00%, 10/20/2043	519,452	551,260
Pool# AJ9335
3.50%, 10/20/2044	107,501	112,370
Pool# MA2754
3.50%, 4/20/2045	968,275	1,007,171
Pool# MA2824
2.50%, 5/20/2045	804,464	809,968
Pool# MA2825
3.00%, 5/20/2045	2,083,418	2,157,936
Pool# AM4381
3.50%, 5/20/2045	946,983	989,586
Pool# MA2891
3.00%, 6/20/2045	3,528,638	3,651,555
Pool# MA2960
3.00%, 7/20/2045	1,150,000	1,187,971
Pool# AO1103
3.50%, 9/20/2045	1,522,369	1,591,327
Pool# AO1099
3.50%, 9/20/2045	643,632	672,785
Pool# MA3106
4.00%, 9/20/2045	271,674	285,856
Pool# MA3172
3.00%, 10/20/2045	547,397	565,474
Pool# MA3173
3.50%, 10/20/2045	390,075	408,093
Pool# MA3174
4.00%, 10/20/2045	32,899	34,506
Pool# MA3243
3.00%, 11/20/2045	1,012,509	1,045,988
Pool# MA3244
3.50%, 11/20/2045	1,001,779	1,044,428

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# MA3309
3.00%, 12/20/2045	$1,782,916	$1,841,829
Pool# MA3310
3.50%, 12/20/2045	735,773	768,641
Pool# MA3377
4.00%, 1/20/2046	144,642	152,192
Pool# 784119
3.00%, 2/20/2046	1,910,219	1,978,048
Pool# MA3521
3.50%, 3/20/2046	2,752,438	2,868,536
Pool# MA3522
4.00%, 3/20/2046	1,001,744	1,059,707
Pool# MA3596
3.00%, 4/20/2046	823,957	850,938
Pool# MA3597
3.50%, 4/20/2046	786,244	818,772
Pool# MA3662
3.00%, 5/20/2046	1,620,395	1,672,408
Pool# MA3735
3.00%, 6/20/2046	1,849,737	1,908,931
Pool# MA3736
3.50%, 6/20/2046	4,679,007	4,867,136
Pool# MA3804
4.00%, 7/20/2046	159,041	166,705
Pool# MA3873
3.00%, 8/20/2046	3,945,802	4,073,965
Pool# MA3876
4.50%, 8/20/2046	149,528	159,340
Pool# MA3936
3.00%, 9/20/2046	3,114,477	3,217,265
Pool# MA3939
4.50%, 9/20/2046	22,821	24,369
Pool# MA4006
4.50%, 10/20/2046	449,858	481,642
Pool# MA4068
3.00%, 11/20/2046	581,000	599,737
Pool# MA4069
3.50%, 11/20/2046	59,003	61,305
Pool# MA4070
4.00%, 11/20/2046	100,234	104,611
Pool# MA4071
4.50%, 11/20/2046	33,290	35,654
Pool# MA4126
3.00%, 12/20/2046	5,846,589	6,038,010
Pool# MA4127
3.50%, 12/20/2046	1,306,261	1,355,768
Pool# MA4194
2.50%, 1/20/2047	1,148,346	1,158,331
Pool# MA4196
3.50%, 1/20/2047	378,253	392,045
Pool# MA4261
3.00%, 2/20/2047	1,425,132	1,468,897
Pool# MA4262
3.50%, 2/20/2047	6,096,020	6,333,205
Pool# MA4264
4.50%, 2/20/2047	41,827	44,285
Pool# MA4321
3.50%, 3/20/2047	3,221,677	3,351,912
Pool# MA4382
3.50%, 4/20/2047	562,811	585,506

46

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# AZ1974
3.50%, 4/20/2047	$496,693	$519,265
Pool# MA4383
4.00%, 4/20/2047	2,822,646	2,947,878
Pool# MA4384
4.50%, 4/20/2047	62,441	65,674
Pool# MA4509
3.00%, 6/20/2047	582,000	600,345
Pool# MA4511
4.00%, 6/20/2047	1,314,867	1,375,325
Pool# MA4512
4.50%, 6/20/2047	143,647	152,983
Pool# MA4585
3.00%, 7/20/2047	112,599	116,151
Pool# MA4587
4.00%, 7/20/2047	4,134,556	4,320,167
Pool# MA4652
3.50%, 8/20/2047	1,322,564	1,373,937
Pool# BC1888
3.50%, 8/20/2047	872,049	911,578
Pool# 784471
3.50%, 8/20/2047	698,779	730,264
Pool# MA4653
4.00%, 8/20/2047	201,421	210,379
Pool# 784408
3.50%, 10/20/2047	308,045	321,966
Pool# MA4780
4.50%, 10/20/2047	52,859	55,934
Pool# MA4836
3.00%, 11/20/2047	1,209,921	1,245,964
Pool# MA4837
3.50%, 11/20/2047	1,200,914	1,246,390
Pool# MA4838
4.00%, 11/20/2047	5,488,550	5,730,531
Pool# MA4900
3.50%, 12/20/2047	876,757	910,782
Pool# 784421
3.50%, 12/20/2047	434,884	454,545
Pool# MA4961
3.00%, 1/20/2048	481,000	494,883
Pool# MA4962
3.50%, 1/20/2048	1,728,324	1,792,522
Pool# MA5018
3.00%, 2/20/2048	455,000	468,120
Pool# MA5019
3.50%, 2/20/2048	93,201	96,801
Pool# MA5078
4.00%, 3/20/2048	3,780,514	3,947,744
Pool# 784480
3.50%, 4/20/2048	583,858	610,218
Pool# 784479
3.50%, 4/20/2048	368,211	384,828
Pool# 784481
3.50%, 4/20/2048	202,114	210,717
Pool# MA5137
4.00%, 4/20/2048	1,277,862	1,327,403
Pool# BD4034
4.00%, 4/20/2048	365,707	384,189
Pool# MA5138
4.50%, 4/20/2048	604,149	636,674

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# MA5192
4.00%, 5/20/2048	$1,042,312	$1,082,727
Pool# MA5265
4.50%, 6/20/2048	1,196,276	1,260,084
Pool# MA5331
4.50%, 7/20/2048	530,578	558,663
Pool# MA5398
4.00%, 8/20/2048	2,584,452	2,690,475
Pool# MA5399
4.50%, 8/20/2048	1,360,487	1,431,589
Pool# BJ2692
4.00%, 11/20/2048	288,303	298,464
Pool# MA5597
5.00%, 11/20/2048	57,443	60,734
Pool# MA5652
4.50%, 12/20/2048	742,381	778,880
Pool# 784656
4.50%, 12/20/2048	625,606	655,139
Pool# BK2856
4.50%, 12/20/2048	107,210	112,263
Pool# MA5653
5.00%, 12/20/2048	170,633	180,075
Pool# MA5712
5.00%, 1/20/2049	699,370	738,010
Pool# MA5818
4.50%, 3/20/2049	574,720	600,338
Pool# MA5878
5.00%, 4/20/2049	79,876	83,995
Pool# MA5987
4.50%, 6/20/2049	3,413,466	3,577,962
Pool# MA6040
4.00%, 7/20/2049	875,805	907,591
Pool# MA6041
4.50%, 7/20/2049	939,339	986,678
Pool# MA6092
4.50%, 8/20/2049	375,726	395,087
Pool# MA6219
3.50%, 10/20/2049	2,558,306	2,645,250
Pool# MA6220
4.00%, 10/20/2049	1,843,804	1,922,132
Pool# MA6284
3.50%, 11/20/2049	1,222,417	1,266,433
Pool# MA6339
3.50%, 12/20/2049	925,000	958,307
GNMA TBA
4.00%, 1/15/2048	464,000	484,916
4.50%, 1/15/2048	575,000	611,477
2.50%, 1/15/2050	73,000	73,311
3.00%, 1/15/2050	8,754,000	8,993,709
3.50%, 1/15/2050	5,747,000	5,922,777
4.00%, 1/15/2050	2,604,000	2,695,140
4.50%, 1/15/2050	277,000	289,595

Total Mortgage-Backed Securities (cost $626,356,359)		639,732,468

47

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Municipal Bonds 0.7%

	Principal Amount	Value

California 0.3%
Alameda County Joint Powers Authority, RB, Series A, 7.05%, 12/1/2044	$100,000	$157,256
Bay Area Toll Authority, RB
Series F-1, 2.57%, 4/1/2031	60,000	59,651
Series F-2, 6.26%, 4/1/2049	250,000	381,865
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 6.00%, 11/1/2040	100,000	129,813
Los Angeles Community College District, GO, 6.75%, 8/1/2049	300,000	492,525
Los Angeles County Public Works Financing Authority, RB, Series B, 7.62%, 8/1/2040	75,000	116,223
Los Angeles Department of Water & Power, RB, Series D, 6.57%, 7/1/2045	200,000	312,634
Los Angeles Unified School District, GO, Series RY, 6.76%, 7/1/2034	420,000	579,020
San Diego County Water Authority, RB, Series B, 6.14%, 5/1/2049	100,000	141,902
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 4/1/2032	200,000	244,600
State of California, GO
7.55%, 4/1/2039	1,410,000	2,261,668
7.63%, 3/1/2040	425,000	680,523
University of California, RB
Series F, 5.95%, 5/15/2045	300,000	402,141
Series H, 6.55%, 5/15/2048	150,000	216,596
Series F, 6.58%, 5/15/2049	200,000	287,962
Series AQ, 4.77%, 5/15/2115	150,000	181,191

		6,645,570

Connecticut 0.0%†
State of Connecticut, GO, Series A, 5.85%, 3/15/2032	500,000	643,875

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 4/1/2057	495,000	681,818

Illinois 0.1%
Chicago Transit Authority, RB, Series A, 6.90%, 12/1/2040	300,000	405,276
State of Illinois, GO
4.95%, 6/1/2023	139,636	145,723
5.10%, 6/1/2033	945,000	1,018,738

		1,569,737

Massachusetts 0.0%†
Commonwealth of Massachusetts, GO, Series E, 4.20%, 12/1/2021	450,000	463,604

New Jersey 0.1%
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 2/15/2029	125,000	156,716

Municipal Bonds (continued)

	Principal Amount	Value

New Jersey (continued)
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 1/1/2040	$440,000	$690,210
New Jersey Transportation Trust Fund Authority, RB, 4.13%, 6/15/2042	30,000	29,758
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 5/1/2040	250,000	326,003

		1,202,687

New York 0.1%
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/2039	460,000	719,693
New York City Municipal Water Finance Authority, RB, Series AA, 5.44%, 6/15/2043	300,000	412,380
New York City Transitional Finance Authority, RB, Series B, 5.57%, 11/1/2038	500,000	631,350
New York State Dormitory Authority, RB, 5.63%, 3/15/2039	250,000	307,545
Port Authority of New York & New Jersey, RB, 6.04%, 12/1/2029	620,000	798,362

		2,869,330

Ohio 0.0%†
American Municipal Power Inc., RB, Series E, 6.27%, 2/15/2050	165,000	220,422
JobsOhio Beverage System, RB, Series B, 4.53%, 1/1/2035	100,000	117,206
Ohio State University (The), RB, Series C, 4.91%, 6/1/2040	150,000	191,164

		528,792

South Carolina 0.0%†
South Carolina State Public Service Authority, RB, Series C, 6.45%, 1/1/2050	100,000	147,061

Texas 0.1%
Dallas Area Rapid Transit, RB, Series B, 6.00%, 12/1/2044	200,000	284,984
State of Texas, GO, Series A, 4.63%, 4/1/2033	350,000	406,486
Texas Transportation Commission, RB, Series B, 5.18%, 4/1/2030	150,000	180,575
University of Texas System, RB Series A, 5.26%, 7/1/2039	260,000	343,548
Series C, 4.79%, 8/15/2046	200,000	248,030

		1,463,623

Washington 0.0%†
State of Washington Motor Vehicle Fuel Tax, GO, Series F, 5.14%, 8/1/2040	200,000	255,310

Total Municipal Bonds (cost $13,124,420)		16,471,407

48

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Supranational 1.2%

	Principal Amount	Value

African Development Bank
2.63%, 3/22/2021	$500,000	$505,672
3.00%, 9/20/2023 (b)	500,000	523,445
Asian Development Bank
2.00%, 2/16/2022	1,000,000	1,006,792
1.88%, 2/18/2022	500,000	502,092
2.75%, 3/17/2023	1,000,000	1,033,238
2.63%, 1/30/2024	1,000,000	1,035,070
Corp. Andina de Fomento, 4.38%, 6/15/2022	350,000	367,108
European Bank for Reconstruction & Development, 2.75%, 4/26/2021	1,000,000	1,013,647
European Investment Bank
4.00%, 2/16/2021	500,000	512,654
2.00%, 3/15/2021 (b)	1,000,000	1,004,013
2.38%, 5/13/2021	2,000,000	2,019,235
1.38%, 9/15/2021 (b)	2,000,000	1,990,575
2.25%, 3/15/2022 (b)	500,000	506,177
2.50%, 3/15/2023 (b)	500,000	512,384
2.38%, 5/24/2027	2,000,000	2,064,151
Inter-American Development Bank
1.88%, 3/15/2021	500,000	501,033
1.75%, 4/14/2022	500,000	500,786
2.50%, 1/18/2023 (b)	2,000,000	2,047,601
2.63%, 1/16/2024	1,000,000	1,033,812
2.25%, 6/18/2029	250,000	255,882
International Bank for Reconstruction & Development
1.38%, 5/24/2021	1,000,000	996,194
2.75%, 7/23/2021	1,000,000	1,016,625
2.13%, 12/13/2021	2,000,000	2,017,980
2.00%, 1/26/2022	750,000	755,373
1.63%, 2/10/2022	500,000	499,546
2.13%, 7/1/2022	500,000	505,632
7.63%, 1/19/2023	973,000	1,142,530
3.00%, 9/27/2023	750,000	785,172
2.50%, 11/22/2027 (b)	1,000,000	1,042,413
International Finance Corp., 1.13%, 7/20/2021	1,000,000	991,539

Total Supranational (cost $28,160,627)		28,688,371

U.S. Government Agency Securities 1.2%
FFCB, 2.85%, 9/20/2021	945,000	965,523
FHLB
3.63%, 6/11/2021	3,500,000	3,600,128
3.00%, 12/9/2022	1,535,000	1,595,873
2.75%, 12/13/2024	1,000,000	1,048,180
5.50%, 7/15/2036	1,500,000	2,108,498
FHLMC
1.13%, 8/12/2021	4,169,000	4,138,246
2.38%, 1/13/2022	4,945,000	5,021,225
6.75%, 9/15/2029	557,000	780,737
6.25%, 7/15/2032 (b)	1,245,000	1,793,295
FNMA
1.25%, 8/17/2021	1,000,000	994,716
2.63%, 1/11/2022	1,055,000	1,076,347
2.38%, 1/19/2023	490,000	501,064
6.25%, 5/15/2029	2,500,000	3,380,991

U.S. Government Agency Securities (continued)

	Principal Amount	Value

Tennessee Valley Authority, 4.88%, 1/15/2048	$500,000	$686,792

Total U.S. Government Agency Securities (cost $26,254,691)		27,691,615

U.S. Treasury Obligations 39.0%
U.S. Treasury Bonds
7.63%, 11/15/2022 (b)	2,000,000	2,337,812
6.25%, 8/15/2023	6,000,000	6,970,078
6.88%, 8/15/2025	449,000	572,791
6.00%, 2/15/2026	4,042,000	5,032,922
6.50%, 11/15/2026	3,000,000	3,911,953
5.50%, 8/15/2028	4,000,000	5,150,938
5.38%, 2/15/2031	3,000,000	4,029,258
5.00%, 5/15/2037 (b)	305,000	432,278
4.38%, 2/15/2038 (b)	250,000	333,008
4.25%, 5/15/2039	1,500,000	1,977,070
4.50%, 8/15/2039	1,080,000	1,467,998
4.38%, 11/15/2039	300,000	402,129
4.38%, 5/15/2040	1,600,000	2,151,812
3.88%, 8/15/2040 (b)	1,000,000	1,262,539
4.25%, 11/15/2040	1,400,000	1,855,930
4.75%, 2/15/2041 (b)	2,600,000	3,673,820
3.75%, 8/15/2041	8,000,000	9,950,000
3.13%, 11/15/2041	7,100,000	8,069,039
3.13%, 2/15/2042	1,000,000	1,136,562
3.00%, 5/15/2042	1,000,000	1,114,727
2.75%, 8/15/2042	6,200,000	6,635,211
2.75%, 11/15/2042	1,500,000	1,604,180
3.13%, 2/15/2043	4,050,000	4,602,603
2.88%, 5/15/2043	5,350,000	5,840,904
3.63%, 2/15/2044	5,000,000	6,157,227
3.38%, 5/15/2044	4,000,000	4,743,750
3.13%, 8/15/2044	5,700,000	6,498,223
3.00%, 11/15/2044	5,500,000	6,144,531
2.50%, 2/15/2045	15,800,000	16,159,203
3.00%, 5/15/2045	5,500,000	6,154,199
2.88%, 8/15/2045	7,300,000	7,998,633
3.00%, 11/15/2045	9,100,000	10,204,086
2.50%, 2/15/2046	7,000,000	7,164,336
2.50%, 5/15/2046	3,000,000	3,070,430
2.88%, 11/15/2046	6,000,000	6,597,656
3.00%, 2/15/2047	5,000,000	5,631,641
3.00%, 5/15/2047	3,500,000	3,942,012
2.75%, 8/15/2047	4,500,000	4,838,027
2.75%, 11/15/2047 (b)	4,200,000	4,515,492
3.00%, 2/15/2048	1,500,000	1,690,547
3.38%, 11/15/2048	5,500,000	6,653,281
2.25%, 8/15/2049 (b)	6,000,000	5,836,875
2.38%, 11/15/2049 (b)	3,000,000	2,998,477
U.S. Treasury Notes
2.13%, 1/31/2021 (b)	1,000,000	1,005,234
2.25%, 2/15/2021 (b)	10,000,000	10,067,187
3.63%, 2/15/2021	9,000,000	9,196,875
2.50%, 2/28/2021	18,000,000	18,175,781
1.25%, 3/31/2021 (b)	5,000,000	4,977,148
2.38%, 4/15/2021	20,000,000	20,192,969
2.25%, 4/30/2021	12,000,000	12,101,250
3.13%, 5/15/2021 (b)	6,000,000	6,122,578

49

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (continued)
1.38%, 5/31/2021	$3,000,000	$2,990,859
2.25%, 7/31/2021 (b)	8,200,000	8,282,641
2.13%, 8/15/2021	1,500,000	1,512,539
1.13%, 9/30/2021	5,000,000	4,959,766
1.50%, 9/30/2021	25,000,000	24,961,914
2.13%, 9/30/2021	5,000,000	5,044,727
2.88%, 10/15/2021	25,000,000	25,560,547
1.25%, 10/31/2021	5,000,000	4,969,922
1.50%, 10/31/2021	12,000,000	11,983,594
2.88%, 11/15/2021 (b)	4,000,000	4,094,375
1.88%, 11/30/2021	4,000,000	4,023,281
2.00%, 12/31/2021	6,000,000	6,048,047
2.50%, 1/15/2022	8,000,000	8,144,687
1.50%, 1/31/2022	3,000,000	2,995,547
1.75%, 2/28/2022	3,000,000	3,011,250
1.88%, 2/28/2022	13,000,000	13,079,727
1.75%, 3/31/2022	20,500,000	20,576,875
1.88%, 4/30/2022	2,500,000	2,516,211
1.75%, 5/15/2022	4,000,000	4,014,688
1.75%, 5/31/2022	6,000,000	6,023,437
2.13%, 6/30/2022	3,500,000	3,546,211
1.75%, 9/30/2022 (b)	20,500,000	20,582,480
1.88%, 10/31/2022	6,000,000	6,044,766
2.00%, 10/31/2022	5,000,000	5,054,883
1.63%, 11/15/2022 (b)	1,300,000	1,300,965
2.00%, 11/30/2022	8,500,000	8,595,957
2.13%, 12/31/2022	15,500,000	15,736,133
1.75%, 1/31/2023	7,600,000	7,631,469
2.00%, 2/15/2023 (b)	6,000,000	6,070,312
1.50%, 2/28/2023	7,000,000	6,975,664
2.63%, 2/28/2023	5,000,000	5,154,687
1.50%, 3/31/2023	8,500,000	8,469,121
2.75%, 4/30/2023	5,000,000	5,181,055
1.75%, 5/15/2023	5,000,000	5,019,336
1.63%, 5/31/2023	2,000,000	2,000,078
2.75%, 8/31/2023	14,000,000	14,547,969
1.38%, 9/30/2023	3,500,000	3,465,137
1.63%, 10/31/2023 (b)	10,000,000	9,991,016
2.75%, 11/15/2023 (b)	5,000,000	5,204,102
2.13%, 11/30/2023	12,500,000	12,722,656
2.25%, 12/31/2023 (b)	4,000,000	4,091,094
2.63%, 12/31/2023	8,000,000	8,298,437
2.25%, 1/31/2024 (b)	5,500,000	5,627,402
2.50%, 1/31/2024	9,000,000	9,296,367
2.75%, 2/15/2024	2,500,000	2,607,715
2.00%, 4/30/2024	10,000,000	10,137,109
2.50%, 5/15/2024	7,000,000	7,243,086
2.00%, 5/31/2024 (b)	3,800,000	3,852,695
1.75%, 6/30/2024	6,000,000	6,018,984
2.13%, 7/31/2024	6,500,000	6,626,445
2.38%, 8/15/2024	24,353,000	25,098,811
1.50%, 9/30/2024 (b)	14,000,000	13,883,516
2.13%, 9/30/2024	9,000,000	9,180,000
1.50%, 10/31/2024	5,000,000	4,958,398
2.25%, 11/15/2024	7,550,000	7,747,893
2.13%, 11/30/2024	3,800,000	3,877,633
2.00%, 2/15/2025	18,700,000	18,970,273
2.63%, 3/31/2025	4,300,000	4,497,363
2.13%, 5/15/2025	8,300,000	8,471,187
2.00%, 8/15/2025	21,000,000	21,287,930

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (continued)
2.25%, 11/15/2025	$8,500,000	$8,731,426
1.63%, 2/15/2026	8,500,000	8,425,293
1.50%, 8/15/2026	9,700,000	9,512,441
1.63%, 10/31/2026	8,000,000	7,900,312
2.25%, 2/15/2027	11,200,000	11,514,563
2.38%, 5/15/2027	10,700,000	11,099,160
2.25%, 8/15/2027	8,300,000	8,537,004
2.25%, 11/15/2027	20,390,000	20,969,841
2.75%, 2/15/2028	11,000,000	11,727,461
2.88%, 5/15/2028	10,000,000	10,770,703
2.88%, 8/15/2028	11,500,000	12,402,930
3.13%, 11/15/2028	4,000,000	4,401,094
2.63%, 2/15/2029	3,472,000	3,682,219
2.38%, 5/15/2029	8,000,000	8,320,938
1.63%, 8/15/2029 (b)	10,000,000	9,749,610

Total U.S. Treasury Obligations (cost $897,383,911)		926,959,174

Repurchase Agreements 1.8%
Bank of America NA 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $1,953,912, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $1,992,815. (h)(i)	1,953,741	1,953,741
BofA Securities, Inc. 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $6,006,875, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $6,120,000. (h)(i)	6,000,000	6,000,000
Citigroup Global Markets Ltd. 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $2,000,189, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $2,040,000. (h)(i)	2,000,000	2,000,000
Deutsche Bank Securities, Inc. 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $4,064,484, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $4,080,000. (h)(i)(j)	4,000,000	4,000,000
NatWest Markets Securities, Inc. 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $20,006,145, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $20,401,782. (h)(i)	20,000,000	20,000,000

50

Statement of Investments (Continued)

December 31, 2019

NVIT Bond Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc. 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $1,000,087, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $1,020,000. (h)(i)	$1,000,000	$1,000,000
Pershing LLC 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $7,000,646, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $7,140,004. (h)(i)	7,000,000	7,000,000

Total Repurchase Agreements (cost $41,953,741)		41,953,741

Total Investments Before TBA Sale Commitments (cost $2,306,354,764) — 101.1%		2,401,728,504

TBA Sale Commitments 0.0%†
Mortgage-Backed Securities 0.0%†
GNMA TBA
5.00%, 1/15/2050	(74,000)	(77,908)

Total TBA Sale Commitment (cost $(78,035))		(77,908)

Liabilities in excess of other assets — (1.1)%		(26,491,301)

NET ASSETS — 100.0%		$2,375,159,295

†	Amount rounds to less than 0.1%.

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 7 for further information. The interest rate shown was the current rate as of December 31, 2019.

(b)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $172,739,438, which was collateralized by cash used to purchase repurchase agreements with a total value of $41,953,741 and by $136,085,553 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from 1/15/2020 - 11/15/2049, a total value of $178,039,294.

(c)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $15,987,694 which represents 0.67% of net assets.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.

(e)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(f)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2019.

(g)	Investment in affiliate.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $41,953,741.

(i)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(j)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

ACES	Alternative Credit Enhancement Services

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

NATL	National Public Finance Guarantee Corp.

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SOFR	Secured Overnight Financing Rate

TBA	To Be Announced; Security is subject to delayed delivery

UMBS	Uniform Mortgage-Backed Securities

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

51

Statement of Assets and Liabilities

December 31, 2019

NVIT Bond Index Fund
Assets:
Investment securities of affiliated issuers, at value (cost $65,929)	$121,800
Investment securities of unaffiliated issuers, at value* (cost $2,264,335,094)	2,359,652,963
Repurchase agreement, at value (cost $41,953,741)	41,953,741
Cash	64,322,282
Interest receivable	14,271,386
Security lending income receivable	12,998
Receivable for investments sold	33,767,412
Receivable for capital shares issued	220,138
Prepaid expenses	3,527

Total Assets	2,514,326,247

Liabilities:
Payable for investments purchased	96,045,734
Payable for capital shares redeemed	496,739
TBA sale commitments, at value (proceeds $78,035)	77,908
Payable upon return of securities loaned (Note 2)	41,953,741
Accrued expenses and other payables:
Investment advisory fees	364,895
Fund administration fees	92,955
Administrative servicing fees	46,278
Accounting and transfer agent fees	13,466
Trustee fees	100
Custodian fees	28,431
Compliance program costs (Note 3)	2,449
Professional fees	35,402
Printing fees	8,754
Other	100

Total Liabilities	139,166,952

Net Assets	$2,375,159,295

Represented by:
Capital	$2,286,795,703
Total distributable earnings (loss)	88,363,592

Net Assets	$2,375,159,295

Net Assets:
Class I Shares	$388,761,740
Class Y Shares	1,986,397,555

Total	$2,375,159,295

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	36,483,434
Class Y Shares	186,072,550

Total	222,555,984

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.66
Class Y Shares	$10.68

*	Includes value of securities on loan of $172,739,438 (Note 2).

The accompanying notes are an integral part of these financial statements.

52

Statement of Operations

For the Year Ended December 31, 2019

NVIT Bond Index Fund
INVESTMENT INCOME:
Interest income from unaffiliated issuers	$66,012,790
Income from securities lending (Note 2)	221,670
Interest income from affiliated issuers	7,082

Total Income	66,241,542

EXPENSES:
Investment advisory fees	4,206,769
Fund administration fees	689,350
Administrative servicing fees Class I Shares	491,087
Professional fees	137,157
Printing fees	12,873
Trustee fees	84,349
Custodian fees	86,966
Accounting and transfer agent fees	83,320
Compliance program costs (Note 3)	10,097
Other	55,832

Total Expenses	5,857,800

NET INVESTMENT INCOME	60,383,742

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	6,132,213
TBA sale commitments (Note 2)	66,733

Net realized gains	6,198,946

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	15,298
Investment securities of unaffiliated issuers	123,472,933
TBA sale commitments (Note 2)	127

Net change in unrealized appreciation/depreciation	123,488,358

Net realized/unrealized gains	129,687,304

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$190,071,046

The accompanying notes are an integral part of these financial statements.

53

Statements of Changes in Net Assets

	NVIT Bond Index Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$60,383,742	$60,176,297
Net realized gains (losses)	6,198,946	(12,731,296)
Net change in unrealized appreciation/depreciation	123,488,358	(57,401,232)

Change in net assets resulting from operations	190,071,046	(9,956,231)

Distributions to Shareholders From:
Distributable earnings:
Class I	(9,733,745)	(6,559,517)
Class Y	(53,397,446)	(57,051,129)

Change in net assets from shareholder distributions	(63,131,191)	(63,610,646)

Change in net assets from capital transactions	40,588,909	(117,337,579)

Change in net assets	167,528,764	(190,904,456)

Net Assets:
Beginning of year	2,207,630,531	2,398,534,987

End of year	$2,375,159,295	$2,207,630,531

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$166,609,273	$48,212,387
Dividends reinvested	9,733,745	6,559,517
Cost of shares redeemed	(46,597,408)	(56,066,795)

Total Class I Shares	129,745,610	(1,294,891)

Class Y Shares
Proceeds from shares issued	115,034,174	86,858,699
Dividends reinvested	53,397,446	57,051,129
Cost of shares redeemed	(257,588,321)	(259,952,516)

Total Class Y Shares	(89,156,701)	(116,042,688)

Change in net assets from capital transactions	$40,588,909	$(117,337,579)

SHARE TRANSACTIONS:
Class I Shares
Issued	15,854,403	4,711,349
Reinvested	909,782	655,845
Redeemed	(4,373,303)	(5,488,835)

Total Class I Shares	12,390,882	(121,641)

Class Y Shares
Issued	10,970,940	8,509,741
Reinvested	4,980,588	5,692,495
Redeemed	(24,343,437)	(25,505,225)

Total Class Y Shares	(8,391,909)	(11,302,989)

Total change in shares	3,998,973	(11,424,630)

The accompanying notes are an integral part of these financial statements.

54

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2019	$10.09	0.26	0.59	0.85	(0.28)	–	(0.28)	$10.66	8.40%		$388,761,740	0.38%	2.46%	0.38%	82.79%
Year Ended December 31, 2018	$10.41	0.25	(0.29)	(0.04)	(0.27)	(0.01)	(0.28)	$10.09	(0.36%	)	$243,014,363	0.38%	2.46%	0.38%	155.75%
Year Ended December 31, 2017	$10.34	0.22	0.11	0.33	(0.24)	(0.02)	(0.26)	$10.41	3.12%		$252,173,721	0.38%	2.13%	0.38%	204.04%
Year Ended December 31, 2016	$10.37	0.22	0.01	0.23	(0.24)	(0.02)	(0.26)	$10.34	2.26%		$165,391,094	0.38%	2.03%	0.38%	167.32%
Year Ended December 31, 2015	$10.69	0.21	(0.20)	0.01	(0.21)	(0.12)	(0.33)	$10.37	0.14%		$138,704,554	0.38%	1.96%	0.38%	283.08%

Class Y Shares
Year Ended December 31, 2019	$10.10	0.28	0.59	0.87	(0.29)	–	(0.29)	$10.68	8.62%		$1,986,397,555	0.23%	2.62%	0.23%	82.79%
Year Ended December 31, 2018	$10.43	0.27	(0.30)	(0.03)	(0.29)	(0.01)	(0.30)	$10.10	(0.31%	)	$1,964,616,168	0.23%	2.61%	0.23%	155.75%
Year Ended December 31, 2017	$10.35	0.24	0.11	0.35	(0.25)	(0.02)	(0.27)	$10.43	3.33%		$2,146,361,266	0.23%	2.28%	0.23%	204.04%
Year Ended December 31, 2016	$10.38	0.23	0.02	0.25	(0.26)	(0.02)	(0.28)	$10.35	2.40%		$2,089,838,225	0.23%	2.18%	0.23%	167.32%
Year Ended December 31, 2015	$10.69	0.23	(0.20)	0.03	(0.22)	(0.12)	(0.34)	$10.38	0.35%		$2,188,545,481	0.23%	2.11%	0.23%	283.08%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

55

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Bond Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as a fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

56

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA

57

Notes to Financial Statements (Continued)

December 31, 2019

and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 2 inputs.

(b)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

58

Notes to Financial Statements (Continued)

December 31, 2019

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $41,953,741, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

59

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

NatWest Markets Securities, Inc1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

60

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$1,953,741	$—	$1,953,741	$(1,953,741)	$—
BofA Securities, Inc.	6,000,000	—	6,000,000	(6,000,000)	—
Citigroup Global Markets Ltd.	2,000,000	—	2,000,000	(2,000,000)	—
Deutsche Bank Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
NatWest Markets Securities, Inc.	20,000,000	—	20,000,000	(20,000,000)	—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Pershing LLC	7,000,000	—	7,000,000	(7,000,000)	—
Total	$41,953,741	$—	$41,953,741	$(41,953,741)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize

61

Notes to Financial Statements (Continued)

December 31, 2019

the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to paydown reclass. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total Distributable Earnings (Loss)
$80,624	$(80,624)

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be

62

Notes to Financial Statements (Continued)

December 31, 2019

taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.195%
$1.5 billion up to $3 billion	0.155%
$3 billion and more	0.145%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.18%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed

63

Notes to Financial Statements (Continued)

December 31, 2019

$100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%
During the year ended December 31, 2019, NFM earned $689,350 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $10,097.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I.

64

Notes to Financial Statements (Continued)

December 31, 2019

For the year ended December 31, 2019, the effective rate for administrative services fee was 0.15% for Class I shares, for a total amount of $491,087.

4.  Investment in Affiliated Issuers

The Fund invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Amortization(a) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Financial Services, Inc.	$105,000	106,050	—	—	—	452	15,298	121,800	7,082	—

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Amortization is included in Dividend/Interest Income.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

65

Notes to Financial Statements (Continued)

December 31, 2019

6.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $1,947,084,251 and sales of $1,904,596,429 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2019, the Fund had purchases of $311,833,111 and sales of $246,303,661 of U.S. Government securities (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by

66

Notes to Financial Statements (Continued)

December 31, 2019

Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

67

Notes to Financial Statements (Continued)

December 31, 2019

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

TBA Commitments

TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in- scope securities, the amortized cost basis of investments was reduced by $80,624 and unrealized appreciation of investments was increased by $80,624, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$63,131,191	$—	$63,131,191	$—	$63,131,191

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

68

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$63,610,646	$—	$63,610,646	$—	$63,610,646

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Other Gains and Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$4,958,511	$—	$4,958,511	$(10,953,583)	$(11,133)	$94,369,797	$88,363,592

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts and short positions) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,307,200,175	$96,454,900	$(2,004,479)	$94,450,421

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $10,953,583 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

During the year ended December 31, 2019, the Fund had capital loss carryforwards that were utilized of $4,270,049 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

69

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Bond Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

70

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.
●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At

71

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge, the Trustees noted that the performance of each Index Fund, other than NVIT Bond Index Fund, for the three-year period ending June 30, 2019, was above the median of its peers. As to NVIT Bond Index Fund, the Trustees considered that, although the Fund underperformed most of the peers identified by Broadridge, the Fund’s return appeared to be within an acceptable range of the Fund’s benchmark performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

The Trustees also considered that the actual management fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were below the medians of each Fund’s Broadridge expense group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s levels of expense generally supported a

72

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

recommendation to continue the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

73

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

74

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

75

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

76

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

77

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

78

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

79

Market Index Definitions (cont.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

80

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would liketo maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

81

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

82

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

83

Annual Report

December 31, 2019

NVIT Government Bond Fund

AR-GB 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Government Bond Fund

For the annual period ended December 31, 2019, the NVIT Government Bond Fund (Class I) returned 6.27% versus 6.63% for its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Intermediate Government (consisting of 39 funds as of December 31, 2019), was 6.03% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year 2019 began with the sell-off of risky assets buoyed by trade war escalations between the United States and China, along with concerns of faster-than-anticipated 2019 rate hikes by the Federal Reserve (Fed). Once the 10-year rate rose above 3.20% in late 2018, risky assets fled to the safe haven of government bonds. Dwindling tailwinds from the 2017 corporate tax cuts, slower demand driving oil prices down, and fear of global economic slowdown added to the tumultuous end of 2018.

When the Fed raised rates in December 2018, the consensus was that quantitative tightening would continue through 2019 (even though an ease was priced in by the markets). Although the consumer remained in solid shape, as unemployment hit a 50-year low at 3.5%, manufacturing and services data were softening, which led the Federal Open Market Committee (FOMC) to signal at its March meeting that there would be no more rate hikes in 2019. The Fed continued its dovish rhetoric while economic data softened throughout 2019, which led to three 25-basis-point rate cuts during the year. On top of the fear of a domestic economic slowdown were the headwinds created by geopolitical difficulties, namely the U.S. and China trade war and the risk of a hard Brexit. Throughout 2019, several instances of tariff escalations between the United States and China caused significant risk-off events in the markets as investors tried to decipher potential impacts. While the “Phase One” agreement between the United States and China in December 2019 did little to clear up the intellectual property issue that U.S. corporations felt was the biggest need to remedy in a trade deal, the de-escalation helped solidify global confidence. Brexit finally seems to be headed to a much-anticipated end, with the UK prime minister’s party winning the election on December 12, 2019. With this win, his party gained majority in the House of Parliament and paved the way for Brexit to take place at the end of January 2020. The combination of Brexit and trade war resolution was greeted positively by the financial markets near year end. Ultimately, risk assets ended 2019 having generated great returns from the sharp decrease in rates, tighter credit spreads and a lack of inflation generation from softening economic data. Balanced stock/bond portfolios generated the best returns in over 20 years.

Ten-year Treasuries began 2019 at 2.68%, reached as high as 2.79%, and settled at 1.92%. With the Fed’s dovish rhetoric and rate cuts accommodating the current economic expansion, the S&P 500® Index ended the year up 31.5%. The reporting period ended with rates being significantly lower, with investment-grade credit spreads tightening from 1.43% to 0.90%, and 30-year agency Mortgage-Backed Securities (MBS) spreads over comparable-duration Treasuries widening from 0.93% to 0.97%.

Contributors to Performance: The Fund benefited from being overweight Agency Debentures and Asset-Backed Securities (ABS) and underweight Treasuries on a view of better relative value. The Fund was slightly long duration for most of 2019, which contributed positively to Fund performance as yields fell sharply.

Detractors from Performance: On a relative basis, the Fund underperformed the benchmark by 36 basis points during 2019. The Fund’s up-in-coupon* bias within the Agency MBS detracted from performance as rate volatility increased and higher coupons underperformed lower coupons.

During the year, the Fund used derivatives, specifically U.S. Treasury futures, to manage duration exposure. Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates. In

3

Fund Commentary (cont.)	NVIT Government Bond Fund

2019, these derivatives contributed positively to Fund performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Chad W. Finefrock, CFA and Gary R. Hunt, CFA

*”Up-in-coupon” refers to selling lower yielding coupons in exchange for higher yielding issues.

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Government Bond Fund

Asset Allocation1

Mortgage-Backed Securities	33.4%
U.S. Government Agency Securities	23.1%
U.S. Treasury Obligations	14.3%
Asset-Backed Securities	8.4%
Collateralized Mortgage Obligations	8.0%
Corporate Bonds	7.6%
Foreign Government Securities	4.4%
Repurchase Agreements†	0.0%
Futures Contracts†	(0.0)%
Other assets in excess of liabilities	0.8%
100.0%

Top Holdings2

Tennessee Valley Authority, 7.13%, 5/1/2030	6.5%
FNMA UMBS, 3.00%, 12/1/2047	5.9%
FHLMC, 4.00%, 2/1/2048	5.0%
FFCB, 2.43%, 9/13/2027	4.9%
FNMA, 2.50%, 9/25/2042	4.6%
FNMA UMBS, 3.50%, 6/1/2048	4.5%
FNMA UMBS, 3.50%, 7/1/2048	3.4%
U.S. Treasury Bonds, 2.50%, 2/15/2046	3.3%
FFCB, 2.54%, 4/5/2021	3.3%
Private Export Funding Corp., 3.25%, 6/15/2025	3.2%
Other Holdings#	55.4%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Government Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	6.27%	1.76%	2.40%
Class II	6.01%	1.51%	2.15%
Class IV	6.18%	1.76%	2.40%
Class Y	6.43%	1.92%	2.14%	[2]
Bloomberg Barclays U.S. Government/Mortgage Index	6.63%	2.45%	3.07%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.71%	0.70%
Class II	0.96%	0.95%
Class IV	0.71%	0.70%
Class Y	0.56%	0.55%

^

Current effective prospectus dated April 30, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Government Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Government Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Government (Govt)/Mortgage Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Bond Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,016.10	3.51	0.69
	Hypothetical	(b)(c)	1,000.00	1,021.73	3.52	0.69
Class II Shares	Actual	(b)	1,000.00	1,014.40	4.77	0.94
	Hypothetical	(b)(c)	1,000.00	1,020.47	4.79	0.94
Class IV Shares	Actual	(b)	1,000.00	1,015.20	3.50	0.69
	Hypothetical	(b)(c)	1,000.00	1,021.73	3.52	0.69
Class Y Shares	Actual	(b)	1,000.00	1,016.70	2.95	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Government Bond Fund

Asset-Backed Securities 8.4%

	Principal Amount	Value

Automobiles 3.3%
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A, 3.33%, 2/15/2028 (a)	$4,615,384	$4,697,370
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A2, 3.32%, 4/15/2022 (a)	1,168,264	1,171,199
NextGear Floorplan Master Owner Trust
Series 2018-2A, Class A2, 3.69%, 10/15/2023 (a)	4,999,999	5,130,858
Series 2019-1A, Class A2, 3.21%, 2/15/2024 (a)	4,500,000	4,586,781

		15,586,208

Other 5.1%
CCG Receivables Trust, Series 2019-1, Class A2, 2.80%, 9/14/2026 (a)	10,056,716	10,138,258
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2, Class AT2, 2.52%, 8/15/2053 (a)	5,490,000	5,447,921
NRZ Advance Receivables Trust, Series 2019-T1, Class AT1, 2.59%, 7/15/2052 (a)	6,605,000	6,615,700
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2, Class AT2, 2.32%, 10/15/2052 (a)	1,340,000	1,339,188

		23,541,067

Total Asset-Backed Securities (cost $38,769,970)		39,127,275

Collateralized Mortgage Obligations 8.0%
FHLMC REMICS
Series 2985, Class JR, 4.50%, 6/15/2025	2,478,519	2,566,169
Series 2922, Class GA, 5.50%, 5/15/2034	70,534	70,717
FNMA REMICS
Series 2003-64, Class HQ, 5.00%, 7/25/2023	725,528	752,324
Series 1993-149, Class M, 7.00%, 8/25/2023	191,090	202,558
Series 2005-40, Class YG, 5.00%, 5/25/2025	2,367,569	2,458,023
Series 2015-92, Class PA, 2.50%, 12/25/2041	5,672,002	5,762,673
Series 2013-59, Class MX, 2.50%, 9/25/2042	20,738,763	20,996,143
Series 2015-88, Class JA, 2.50%, 12/25/2045	4,093,878	4,112,984

Total Collateralized Mortgage Obligations (cost $36,747,794)		36,921,591

Corporate Bonds 7.6%

	Principal Amount	Value

Diversified Financial Services 7.6%
Private Export Funding Corp.,
Series II, 2.05%, 11/15/2022	$5,000,000	$5,039,128
Series GG, 2.45%, 7/15/2024	5,500,000	5,603,998
1.75%, 11/15/2024	10,000,000	9,930,027
Series NN, 3.25%, 6/15/2025 (b)	14,000,000	14,920,587

Total Corporate Bonds (cost $34,399,952)		35,493,740

Foreign Government Securities 4.4%
JORDAN 0.9%
Hashemite Kingdom of Jordan, 2.58%, 6/30/2022	2,000,000	2,032,333
3.00%, 6/30/2025	2,125,000	2,244,073

		4,276,406

UNITED STATES 3.5%
Iraq Government AID Bond, 2.15%, 1/18/2022	10,000,000	10,087,248
Ukraine Government AID Bond, 1.47%, 9/29/2021	6,000,000	5,976,417

		16,063,665

Total Foreign Government Securities (cost $20,211,235)		20,340,071

Mortgage-Backed Securities 33.4%
FHLMC Gold Pool
Pool# V83452 4.00%, 9/1/2047	9,222,165	9,704,537
Pool# Q54414 4.00%, 2/1/2048	22,137,975	23,206,771
Pool# G08881 3.50%, 6/1/2049	8,743,666	8,995,188
FHLMC Non Gold Pool
Pool# 847558, 5.19%, 6/1/2035 (c)	994,052	1,065,897
FNMA Pool
Pool# 745684 4.03%, 4/1/2034 (c)	2,258,132	2,359,091
Pool# 790760 3.79%, 9/1/2034 (c)	853,469	883,984
Pool# 799144 3.41%, 4/1/2035 (c)	303,166	320,452
Pool# 822705 4.68%, 4/1/2035 (c)	293,401	304,007
Pool# 821377 4.40%, 5/1/2035 (c)	303,623	315,309
Pool# 815217 4.43%, 5/1/2035 (c)	734,568	760,313
Pool# 783609 4.77%, 5/1/2035 (c)	490,960	517,740
Pool# 826181 4.26%, 7/1/2035 (c)	800,394	838,423
Pool# 873932 6.31%, 8/1/2036	6,613,601	7,002,937
Pool# 745866 4.39%, 9/1/2036 (c)	3,231,268	3,403,954

9

Statement of Investments (Continued)

December 31, 2019

NVIT Government Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool
Pool# BM5426 3.00%, 12/1/2047	$26,510,953	$27,147,620
Pool# CA1564 4.50%, 4/1/2048	5,833,822	6,155,374
Pool# MA3383 3.50%, 6/1/2048	19,850,482	20,589,262
Pool# MA3414 3.50%, 7/1/2048	15,255,661	15,763,810
Pool# BM5267 4.50%, 12/1/2048	11,728,683	12,373,327
Pool# MA3664 4.00%, 5/1/2049	8,256,251	8,579,131
GNMA I Pool
Pool# 748484 3.50%, 8/15/2025	148,281	153,756
Pool# 682492 3.50%, 10/15/2025	390,848	405,281
Pool# 719433 3.50%, 10/15/2025	320,848	332,696
Pool# 682497 3.50%, 11/15/2025	518,846	538,005
Pool# 733504 3.50%, 11/15/2025	491,423	509,569
Pool# 749618 3.50%, 11/15/2025	307,602	318,961
Pool# 740930 3.50%, 11/15/2025	279,413	289,731
Pool# 742371 3.50%, 11/15/2025	123,823	128,395
Pool# 750403 3.50%, 11/15/2025	83,794	86,889
Pool# 705178 3.50%, 11/15/2025	78,323	81,215
Pool# 755650 3.50%, 12/15/2025	1,494,923	1,550,125
Pool# 682502 3.50%, 12/15/2025	532,426	552,087

Total Mortgage-Backed Securities (cost $151,024,461)		155,233,837

U.S. Government Agency Securities 23.1%
FFCB
2.54%, 4/5/2021	15,000,000	15,182,251
2.75%, 11/6/2026	2,000,000	2,098,922
2.43%, 9/13/2027	22,000,000	22,631,796
3.19%, 3/9/2033	2,475,000	2,712,886
FHLB
2.10%, 11/27/2024	5,000,000	5,000,209
2.75%, 12/11/2026	11,500,000	12,123,779
3.00%, 12/11/2026	10,000,000	10,637,353
Tennessee Valley Authority
2.25%, 3/15/2020	7,000,000	7,009,109
7.13%, 5/1/2030 (b)	20,721,000	29,942,134

Total U.S. Government Agency Securities (cost $102,542,275)		107,338,439

U.S. Treasury Obligations 14.3%

	Principal Amount	Value

U.S. Treasury Bonds
3.13%, 11/15/2041 (b)	$7,100,000	$8,069,039
2.50%, 2/15/2046	15,000,000	15,352,148
2.25%, 8/15/2046	8,500,000	8,281,524
U.S. Treasury Notes
2.00%, 11/30/2022	2,000,000	2,022,578
2.38%, 8/15/2024	1,000,000	1,030,625
1.63%, 2/15/2026	5,000,000	4,956,055
1.63%, 5/15/2026 (d)	15,000,000	14,848,242
2.25%, 11/15/2027	9,000,000	9,255,937
2.88%, 5/15/2028	2,500,000	2,692,676

Total U.S. Treasury Obligations (cost $63,702,389)		66,508,824

Repurchase Agreements 0.0%†
Bank of America NA 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $2,201, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $2,244. (e)(f)	2,200	2,200
Citigroup Global Markets Ltd. 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $21,803, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 -8/15/2049; total market value $22,236. (e)(f)	21,800	21,800
Nomura Securities International, Inc. 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $25,003, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $25,500. (e)(f)	25,000	25,000
Pershing LLC 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $60,006, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $61,200. (e)(f)	60,000	60,000

Total Repurchase Agreements (cost $109,000)		109,000

Total Investments (cost $447,507,076) — 99.2%		461,072,777

Other assets in excess of liabilities — 0.8%		3,590,237

NET ASSETS — 100.0%		$464,663,014

†	Amount rounds to less than 0.1%.

10

Statement of Investments (Continued)

December 31, 2019

NVIT Government Bond Fund (Continued)

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $39,127,275 which represents 8.42% of net assets.

(b)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $15,399,548, which was collateralized by cash used to purchase repurchase agreements with a total value of $109,000 and by $15,739,986 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.13% – 4.25%, and maturity dates ranging from 12/31/2020 – 8/15/2046, a total value of $15,848,986.

(c)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2019.

(d)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $109,000.

(f)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

AID	Agency for International Development

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

REMICS	Real Estate Mortgage Investment Conduits

UMBS	Uniform Mortgage-Backed Securities

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 2 Year Note	91	3/2020	USD	19,610,500	(22,679)
U.S. Treasury 5 Year Note	253	3/2020	USD	30,008,172	(112,732)
U.S. Treasury Ultra Bond	114	3/2020	USD	20,708,812	(616,586)

					(751,997)

Short Contracts
U.S. Treasury 10 Year Note	(161)	3/2020	USD	(20,675,922)	203,379
U.S. Treasury 10 Year Ultra Bond	(152)	3/2020	USD	(21,386,875)	255,940
U.S. Treasury Long Bond	(25)	3/2020	USD	(3,897,656)	74,682

					534,001

					(217,996)

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2019

NVIT Government Bond Fund
Assets:
Investment securities, at value* (cost $447,398,076)	$460,963,777
Repurchase agreement, at value (cost $109,000)	109,000
Cash	1,815,927
Interest receivable	1,850,274
Security lending income receivable	871
Receivable for investments sold	217,341
Receivable for capital shares issued	397,609
Prepaid expenses	729

Total Assets	465,355,528

Liabilities:
Payable for capital shares redeemed	171,493
Payable for variation margin on futures contracts	71,442
Payable upon return of securities loaned (Note 2)	109,000
Accrued expenses and other payables:
Investment advisory fees	186,758
Fund administration fees	30,858
Distribution fees	2,557
Administrative servicing fees	76,734
Accounting and transfer agent fees	775
Trustee fees	100
Custodian fees	5,739
Compliance program costs (Note 3)	480
Professional fees	22,209
Printing fees	10,370
Other	3,999

Total Liabilities	692,514

Net Assets	$464,663,014

Represented by:
Capital	$464,245,349
Total distributable earnings (loss)	417,665

Net Assets	$464,663,014

Net Assets:
Class I Shares	$440,831,529
Class II Shares	11,656,670
Class IV Shares	12,169,241
Class Y Shares	5,574

Total	$464,663,014

12

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT Government Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	40,554,588
Class II Shares	1,077,268
Class IV Shares	1,120,282
Class Y Shares	513

Total	42,752,651

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.87
Class II Shares	$10.82
Class IV Shares	$10.86
Class Y Shares	$10.87

*	Includes value of securities on loan of $15,399,548 (Note 2).

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2019

NVIT Government Bond Fund
INVESTMENT INCOME:
Interest income	$13,530,670
Income from securities lending (Note 2)	20,573

Total Income	13,551,243

EXPENSES:
Investment advisory fees	2,313,563
Fund administration fees	189,936
Distribution fees Class II Shares	25,805
Administrative servicing fees Class I Shares	677,424
Administrative servicing fees Class II Shares	15,483
Administrative servicing fees Class IV Shares	17,948
Professional fees	50,012
Printing fees	33,337
Trustee fees	17,488
Custodian fees	15,103
Accounting and transfer agent fees	3,956
Compliance program costs (Note 3)	2,037
Other	7,737

Total expenses before fees waived	3,369,829

Investment advisory fees waived (Note 3)	(71,093)

Net Expenses	3,298,736

NET INVESTMENT INCOME	10,252,507

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	2,057,795
Expiration or closing of futures contracts (Note 2)	1,295,572

Net realized gains	3,353,367

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	15,382,403
Futures contracts (Note 2)	(499,160)

Net change in unrealized appreciation/depreciation	14,883,243

Net realized/unrealized gains	18,236,610

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$28,489,117

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Government Bond Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$10,252,507	$8,582,779
Net realized gains (losses)	3,353,367	(2,923,435)
Net change in unrealized appreciation/depreciation	14,883,243	(5,781,955)

Change in net assets resulting from operations	28,489,117	(122,611)

Distributions to Shareholders From:
Distributable earnings:
Class I	(10,291,538)	(8,428,393)
Class II	(268,894)	(100,845)
Class IV	(274,691)	(267,931)
Class Y	(137)	(198)

Change in net assets from shareholder distributions	(10,835,260)	(8,797,367)

Change in net assets from capital transactions	29,231,095	11,836,312

Change in net assets	46,884,952	2,916,334

Net Assets:
Beginning of year	417,778,062	414,861,728

End of year	$464,663,014	$417,778,062

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$171,467,886	$61,387,275
Dividends reinvested	10,291,538	8,428,393
Cost of shares redeemed	(158,099,367)	(59,694,136)

Total Class I Shares	23,660,057	10,121,532

Class II Shares
Proceeds from shares issued	16,855,964	3,378,218
Dividends reinvested	268,894	100,845
Cost of shares redeemed	(11,195,065)	(747,396)

Total Class II Shares	5,929,793	2,731,667

Class IV Shares
Proceeds from shares issued	2,480,052	1,389,400
Dividends reinvested	274,691	267,931
Cost of shares redeemed	(3,110,235)	(2,672,416)

Total Class IV Shares	(355,492)	(1,015,085)

Class Y Shares
Proceeds from shares issued	–	–
Dividends reinvested	137	198
Cost of shares redeemed	(3,400)	(2,000)

Total Class Y Shares	(3,263)	(1,802)

Change in net assets from capital transactions	$29,231,095	$11,836,312

15

Statements of Changes in Net Assets (Continued)

	NVIT Government Bond Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS:
Class I Shares
Issued	15,905,320	5,844,077
Reinvested	942,459	812,602
Redeemed	(14,514,820)	(5,683,482)

Total Class I Shares	2,332,959	973,197

Class II Shares
Issued	1,570,134	325,083
Reinvested	24,731	9,765
Redeemed	(1,035,201)	(71,367)

Total Class II Shares	559,664	263,481

Class IV Shares
Issued	225,987	132,333
Reinvested	25,181	25,833
Redeemed	(285,638)	(254,920)

Total Class IV Shares	(34,470)	(96,754)

Class Y Shares
Issued	–	–
Reinvested	13	19
Redeemed	(318)	(189)

Total Class Y Shares	(305)	(170)

Total change in shares	2,857,848	1,139,754

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Bond Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$10.47	0.24	0.42	0.66	(0.26)	(0.26)	$10.87	6.27%		$440,831,529	0.69%	2.17%	0.71%	50.89%
Year Ended December 31, 2018	$10.71	0.23	(0.24)	(0.01)	(0.23)	(0.23)	$10.47	(0.05%	)	$400,283,738	0.70%	2.16%	0.72%	40.81%
Year Ended December 31, 2017	$10.72	0.21	0.01	0.22	(0.23)	(0.23)	$10.71	2.08%		$398,748,423	0.69%	1.93%	0.71%	46.88%
Year Ended December 31, 2016	$10.86	0.20	(0.12)	0.08	(0.22)	(0.22)	$10.72	0.74%		$431,740,671	0.69%	1.79%	0.70%	32.76%
Year Ended December 31, 2015	$11.07	0.18	(0.19)	(0.01)	(0.20)	(0.20)	$10.86	(0.11%	)	$466,960,399	0.68%	1.62%	0.70%	18.76%

Class II Shares
Year Ended December 31, 2019	$10.43	0.20	0.43	0.63	(0.24)	(0.24)	$10.82	6.01%		$11,656,670	0.94%	1.88%	0.95%	50.89%
Year Ended December 31, 2018	$10.68	0.20	(0.23)	(0.03)	(0.22)	(0.22)	$10.43	(0.25%	)	$5,399,181	0.95%	1.94%	0.96%	40.81%
Year Ended December 31, 2017	$10.69	0.18	0.02	0.20	(0.21)	(0.21)	$10.68	1.83%		$2,713,275	0.94%	1.67%	0.96%	46.88%
Year Ended December 31, 2016	$10.83	0.17	(0.12)	0.05	(0.19)	(0.19)	$10.69	0.48%		$2,580,784	0.94%	1.55%	0.95%	32.76%
Year Ended December 31, 2015	$11.04	0.15	(0.19)	(0.04)	(0.17)	(0.17)	$10.83	(0.37%	)	$2,349,620	0.93%	1.36%	0.94%	18.76%

Class IV Shares
Year Ended December 31, 2019	$10.47	0.24	0.41	0.65	(0.26)	(0.26)	$10.86	6.18%		$12,169,241	0.69%	2.17%	0.71%	50.89%
Year Ended December 31, 2018	$10.70	0.23	(0.23)	–	(0.23)	(0.23)	$10.47	0.04%		$12,086,580	0.70%	2.16%	0.72%	40.81%
Year Ended December 31, 2017	$10.71	0.21	0.01	0.22	(0.23)	(0.23)	$10.70	2.08%		$13,389,452	0.69%	1.92%	0.71%	46.88%
Year Ended December 31, 2016	$10.85	0.20	(0.12)	0.08	(0.22)	(0.22)	$10.71	0.74%		$14,093,445	0.69%	1.79%	0.70%	32.76%
Year Ended December 31, 2015	$11.06	0.18	(0.19)	(0.01)	(0.20)	(0.20)	$10.85	(0.11%	)	$15,364,532	0.68%	1.62%	0.70%	18.76%

Class Y Shares
Year Ended December 31, 2019	$10.47	0.25	0.42	0.67	(0.27)	(0.27)	$10.87	6.43%		$5,574	0.56%	2.30%	0.56%	50.89%
Year Ended December 31, 2018	$10.70	0.24	(0.22)	0.02	(0.25)	(0.25)	$10.47	0.19%		$8,563	0.54%	2.30%	0.54%	40.81%
Year Ended December 31, 2017	$10.72	0.23	–	0.23	(0.25)	(0.25)	$10.70	2.15%		$10,578	0.52%	2.09%	0.52%	46.88%
Year Ended December 31, 2016	$10.86	0.22	(0.12)	0.10	(0.24)	(0.24)	$10.72	0.91%		$10,348	0.53%	1.95%	0.53%	32.76%
Year Ended December 31, 2015	$11.07	0.20	(0.19)	0.01	(0.22)	(0.22)	$10.86	0.05%		$10,258	0.53%	1.77%	0.53%	18.76%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Government Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund and other unaffiliated insurance companies.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

18

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value

19

Notes to Financial Statements (Continued)

December 31, 2019

or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$39,127,275	$—	$39,127,275
Collateralized Mortgage Obligations	—	36,921,591	—	36,921,591
Corporate Bonds	—	35,493,740	—	35,493,740
Foreign Government Securities	—	20,340,071	—	20,340,071
Futures Contracts	534,001	—	—	534,001
Mortgage-Backed Securities	—	155,233,837	—	155,233,837
Repurchase Agreements	—	109,000	—	109,000
U.S. Government Agency Securities	—	107,338,439	—	107,338,439
U.S. Treasury Obligations	—	66,508,824	—	66,508,824
Total Assets	$534,001	$461,072,777	$—	$461,606,778
Liabilities:
Futures Contracts	$(751,997)	$—	$—	$(751,997)
Total Liabilities	$(751,997)	$—	$—	$(751,997)
Total	$(217,996)	$461,072,777	$—	$460,854,781

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in

20

Notes to Financial Statements (Continued)

December 31, 2019

interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Interest rate risk	Payable for variation margin on futures contracts	$534,001
Total		$534,001
Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Interest rate risk	Payable for variation margin on futures contracts	$(751,997)
Total		$(751,997)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

21

Notes to Financial Statements (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Interest rate risk	$1,295,572
Total	$1,295,572

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Interest rate risk	$(499,160)
Total	$(499,160)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$65,020,270
Average Notional Balance Short	$47,375,534

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(d)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also

22

Notes to Financial Statements (Continued)

December 31, 2019

receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $109,000, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective

23

Notes to Financial Statements (Continued)

December 31, 2019

rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

At December 31, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$2,200	$—	$2,200	$(2,200)	$—
Citigroup Global Markets Ltd.	21,800	—	21,800	(21,800)	—
Nomura Securities International, Inc.	25,000	—	25,000	(25,000)	—
Pershing LLC	60,000	—	60,000	(60,000)	—
Total	$109,000	$—	$109,000	$(109,000)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

24

Notes to Financial Statements (Continued)

December 31, 2019

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to paydown reclass. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

25

Notes to Financial Statements (Continued)

December 31, 2019

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.50%
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

The Trust and NFA have entered into a written contract waiving 0.015% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $71,093, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.49%, and after contractual fee waivers was 0.47%. During the year ended December 31, 2019, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $654,886.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

26

Notes to Financial Statements (Continued)

December 31, 2019

assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $189,936 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $2,037.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $710,855.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required

27

Notes to Financial Statements (Continued)

December 31, 2019

under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $282,805,716 and sales of $235,862,150 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2019, the Fund had purchases of $121,935,876 and sales of $120,511,533 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate

28

Notes to Financial Statements (Continued)

December 31, 2019

mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate

29

Notes to Financial Statements (Continued)

December 31, 2019

of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

30

Notes to Financial Statements (Continued)

December 31, 2019

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,835,260	$—	$10,835,260	$—	$10,835,260

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,797,367	$—	$8,797,367	$—	$8,797,367

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$812,266	$—	$812,266	$(13,168,153)	$12,773,552	$417,665

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$447,289,079	$14,600,678	$(1,034,976)	$13,565,702

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $13,168,153 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

During the year ended December 31, 2019, the Fund had capital loss carryforwards that were utilized of $2,956,414 and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

31

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Government Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Government Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

32

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

34

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

35

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted

that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

36

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

39

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

40

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

41

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

42

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

43

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

44

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

45

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

46

Annual Report

December 31, 2019

NVIT Short Term Bond Fund

AR-STB 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Short Term Bond Fund

For the annual period ended December 31, 2019, the NVIT Short Term Bond Fund (Class Y) returned 4.48% versus 4.03% for its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Short-Term Bond (consisting of 55 funds as of December 31, 2019), was 4.38% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year 2019 began with the sell-off of risky assets buoyed by trade war escalations between the United States and China, along with concerns of faster-than-anticipated 2019 rate hikes by the Federal Reserve (Fed). Once the 10-year rate rose above 3.20% in late 2018, risky assets fled to the safe haven of government bonds. Dwindling tailwinds from the 2017 corporate tax cuts, slower demand driving oil prices down, and fear of global economic slowdown added to the tumultuous end of 2018.

When the Fed raised rates in December 2018, the consensus was that quantitative tightening would continue through 2019 (even though an ease was priced in by the markets). Although the consumer remained in solid shape, as unemployment hit a 50-year low at 3.5%, manufacturing and services data were softening, which led the Fed to signal there would be no more rate hikes in 2019 at the March Federal Open Market Committee (FOMC) meeting. The Fed continued its dovish rhetoric while economic data softened throughout 2019, which led to three 25-basis-point rate cuts during the year. On top of the fear of a domestic economic slowdown were the headwinds created by geopolitical difficulties, namely the U.S. and China trade war and the risk of a hard Brexit. Throughout 2019, several instances of tariff escalations between the United States and China caused significant risk-off events in the markets as investors tried to decipher potential impacts. While the “Phase One” agreement between the United States and China in December 2019 did little to clear up the intellectual property issue that U.S. corporations felt was the biggest need to remedy in a trade deal, the de-escalation helped solidify global confidence. Brexit finally seems to be headed to a much-anticipated end, with the UK prime minister’s party winning the election on December 12, 2019. With this win, his party gained majority in the House of Parliament and paved the way for Brexit to take place at the end of January 2020. The combination of Brexit and trade war resolution was greeted positively by the financial markets near year end. Ultimately, risk assets ended 2019 having generated great returns from the sharp decrease in rates, tighter credit spreads, and a lack of inflation generation from softening economic data. Balanced stock/bond portfolios generated the best returns in over 20 years.

Ten-year Treasuries began 2019 at 2.68%, reached as high as 2.79%, and settled at 1.92%. With the Fed’s dovish rhetoric and rate cuts accommodating the current economic expansion, the S&P 500® Index ended the year up 31.5%. The reporting period ended with rates being significantly lower, with investment-grade credit spreads tightening from 1.43% to 0.90%, and 30-year Agency Mortgage-Backed Securities (MBS) spreads over comparable-duration Treasuries widening from 0.93% to 0.97%.

Contributors to Performance: On a relative basis, the Fund outperformed the benchmark by 45 basis points during the reporting period. The Fund had overweight positions in Corporate Bonds. These overweight positions contributed positively to performance as credit spreads tightened. The Fund also had overweight positions in Asset-Backed Securities (ABS), Agency MBS, Non-Agency MBS, and Commercial Mortgage-Backed Securities (CMBS.) These positions were in very high-quality bonds with attractive spreads. They all contributed positively to performance.

Detractors from Performance: Nominal Treasuries, as the Fund’s largest underweight position, were the Fund’s biggest detractor from performance. Throughout the period, the Fund was slightly short duration relative to the benchmark. With the significant rally in rates, this positioning detracted from performance. With the lack of

3

Fund Commentary (cont.)	NVIT Short Term Bond Fund

inflation and weakening economic data throughout 2019, the Fund’s positioning for a steeper yield curve also detracted from performance.

During the year, the Fund used derivatives, specifically U.S. Treasury futures, to manage duration exposure. Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates. In 2019, these derivatives contributed negatively to Fund performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Gary S. Davis, CFA and Corsan Maley

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Short Term Bond Fund

Asset Allocation1

U.S. Treasury Obligations	30.2%
Asset-Backed Securities	24.4%
Corporate Bonds	21.5%
Mortgage-Backed Securities	10.5%
Collateralized Mortgage Obligations	9.5%
Commercial Mortgage-Backed Securities	1.2%
Loan Participations	1.0%
Repurchase Agreements	0.7%
Futures Contracts	0.1%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries2

Banks	6.1%
Capital Markets	2.7%
Oil, Gas & Consumable Fuels	2.5%
Pharmaceuticals	1.4%
Media	0.9%
Diversified Telecommunication Services	0.9%
Beverages	0.7%
Electric Utilities	0.7%
Health Care Providers & Services	0.7%
Thrifts & Mortgage Finance	0.6%
Other Industries#	82.8%
100.0%

Top Holdings2

U.S. Treasury Inflation Linked Notes, 0.13%, 7/15/2022	4.6%
FNMA UMBS, 3.00%, 10/1/2034	4.2%
U.S. Treasury Notes, 1.75%, 11/30/2021	3.2%
U.S. Treasury Notes, 2.63%, 1/31/2026	3.1%
U.S. Treasury Notes, 2.00%, 5/31/2024	2.9%
U.S. Treasury Notes, 2.38%, 8/15/2024	2.9%
U.S. Treasury Notes, 1.50%, 8/31/2021	2.8%
FNMA UMBS, 3.00%, 7/1/2034	2.4%
U.S. Treasury Notes, 1.75%, 7/31/2021	1.4%
U.S. Treasury Notes, 2.63%, 7/31/2020	1.3%
Other Holdings#	71.2%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Short Term Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	4.33%	1.97%	1.89%
Class II	4.09%	1.72%	1.64%
Class Y	4.48%	2.13%	2.04%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	4.03%	1.67%	1.54%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.54%
Class II	0.79%
Class Y	0.39%

^	Current effective prospectus dated April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Short Term Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Short Term Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. 1-3 Year Government (Govt)/Credit Bond Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Short Term Bond Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,010.40	2.74	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.48	2.75	0.54
Class II Shares	Actual	(b)	1,000.00	1,009.80	4.00	0.79
	Hypothetical	(b)(c)	1,000.00	1,021.22	4.02	0.79
Class Y Shares	Actual	(b)	1,000.00	1,010.90	1.98	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Short Term Bond Fund

Asset-Backed Securities 24.4%

	Principal Amount	Value

Airlines 1.5%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$8,033,702	$8,104,210
American Airlines Pass-Through Trust
Series 2013-2, Class B, 5.60%, 7/15/2020 (a)	1,959,183	1,990,949
Series 2015-1, Class B, 3.70%, 5/1/2023	2,391,299	2,408,308
Series 2015-2, Class B, 4.40%, 9/22/2023	3,260,416	3,377,636
Series 2016-3, Class B, 3.75%, 10/15/2025	2,881,315	2,913,786
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.65%, 1/7/2026	8,287,037	8,419,364

		27,214,253

Automobiles 3.1%
Credit Acceptance Auto Loan Trust
Series 2017-2A, Class A, 2.55%, 2/17/2026 (a)	5,674,048	5,680,356
Series 2019-3A, Class A, 2.38%, 11/15/2028 (a)	6,050,000	6,041,711
First Investors Auto Owner Trust
Series 2017-1A, Class A2, 2.20%, 3/15/2022 (a)	1,535,926	1,535,913
Series 2017-2A, Class A2, 2.27%, 7/15/2022 (a)	2,514,241	2,514,078
Flagship Credit Auto Trust
Series 2019-3, Class A, 2.33%, 2/15/2024 (a)	4,654,099	4,662,711
Series 2019-4, Class A, 2.17%, 6/17/2024 (a)	3,647,126	3,648,373
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03%, 12/15/2027 (a)	5,000,000	5,000,809
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A2, 3.32%, 4/15/2022 (a)	934,611	936,959
NextGear Floorplan Master Owner Trust
Series 2017-1A, Class A2, 2.54%, 4/18/2022 (a)	4,666,667	4,670,310
Series 2018-2A, Class A2, 3.69%, 10/15/2023 (a)	1,666,667	1,710,287
Series 2019-2A, Class A2, 2.07%, 10/15/2024 (a)	4,000,000	3,973,635
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/2024 (a)	14,000,000	14,185,224
United Auto Credit Securitization Trust, Series 2019-1, Class A, 2.82%, 7/12/2021 (a)	2,121,891	2,125,415

		56,685,781

Asset-Backed Securities (continued)

	Principal Amount	Value

Credit Card 4.5%
American Express Credit Account Master Trust
Series 2017-1, Class A, 1.93%, 9/15/2022	$2,000,000	$1,999,909
Series 2017-3, Class A, 1.77%, 11/15/2022	14,000,000	13,994,835
Series 2019-1, Class A, 2.87%, 10/15/2024	10,000,000	10,217,224
Series 2019-2, Class A, 2.67%, 11/15/2024	9,000,000	9,158,558
BA Credit Card Trust, Series 2018-A1, Class A1, 2.70%, 7/17/2023	13,650,000	13,784,495
Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.84%, 12/15/2024	5,000,000	5,101,384
Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.92%, 4/7/2022	11,000,000	10,999,409
Discover Card Execution Note Trust
Series 2018-A5, Class A5, 3.32%, 3/15/2024	11,000,000	11,270,227
Series 2019-A1, Class A1, 3.04%, 7/15/2024	5,350,000	5,477,752

		82,003,793

Electric Utilities 0.8%
AEP Texas Restoration Funding LLC, Series 2019-1, Class A1, 2.06%, 2/1/2027	13,500,000	13,482,014

Home Equity 2.8%
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class M1, 2.05%, 1/25/2037 (b)	8,672,000	8,642,304
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M2, 2.53%, 8/25/2035 (b)	5,919,458	5,937,186
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class A2C, 2.55%, 1/25/2035 (b)	5,657,494	5,689,179
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A, 4.00%, 12/25/2057 (a)(b)	2,198,986	2,279,283
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 3.04%, 1/25/2036 (b)	1,470,000	1,476,598
RASC Trust, Series 2005-KS12, Class M2, 2.25%, 1/25/2036 (b)	14,555,000	14,512,325
Soundview Home Loan Trust
Series 2005-CTX1, Class M3, 2.26%, 11/25/2035 (b)	6,750,000	6,751,672

9

Statement of Investments (Continued)

December 31, 2019

NVIT Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Home Equity (continued)
Soundview Home Loan Trust (continued)
Series 2006-WF2, Class M1, 2.01%, 12/25/2036 (b)	$4,776,343	$4,768,689
Structured Asset Investment Loan Trust, Series 2005-HE2, Class M1, 2.51%, 7/25/2035 (b)	1,023,770	1,025,390

		51,082,626

Other 11.7%
ALM VII Ltd., Series 2012-7A, Class A1A2, 3.17%, 7/15/2029 (a)(b)	19,000,000	18,995,421
American Homes 4 Rent Trust
Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	910,814	945,512
Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (a)	4,573,750	4,711,785
AMMC CLO 22 Ltd.
Series 2018-22A, Class A, 2.97%, 4/25/2031 (a)(b)	5,000,000	4,953,825
Series 2018-22A, Class B, 3.39%, 4/25/2031 (a)(b)	5,000,000	4,881,410
AMMC CLO XIII Ltd., Series 2013-13A, Class A2LR, 3.64%, 7/24/2029 (a)(b)	9,000,000	8,968,896
AMMC CLO XIV Ltd., Series 2014-14A, Class A2LR, 3.64%, 7/25/2029 (a)(b)	8,947,368	8,916,222
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.00%, 10/28/2064 (a)(b)	4,079,621	4,174,543
Bayview Opportunity Master Fund IVb Trust
Series 2017-SPL2, Class A, 4.00%, 6/28/2054 (a)(b)	4,808,914	4,894,574
Series 2017-SPL4, Class A, 3.50%, 1/28/2055 (a)(b)	2,491,461	2,519,353
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A, 2.00%, 12/10/2023 (a)	6,043	6,032
CCG Receivables Trust
Series 2017-1, Class A2, 1.84%, 11/14/2023 (a)	873,414	872,801
Series 2018-2, Class A2, 3.09%, 12/15/2025 (a)	4,876,925	4,916,381
Series 2019-1, Class A2, 2.80%, 9/14/2026 (a)	6,353,324	6,404,838
Series 2019-2, Class A2, 2.11%, 3/15/2027 (a)	7,309,000	7,306,886
Cedar Funding II CLO Ltd.
Series 2013-1A, Class A1R, 3.12%, 6/9/2030 (a)(b)	10,000,000	10,000,620
Series 2013-1A, Class BR, 3.63%, 6/9/2030 (a)(b)	7,000,000	6,966,967
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A1, 2.97%, 1/20/2031 (a)(b)	3,000,000	2,978,688
Cedar Funding VIII Clo Ltd., Series 2017-8A, Class A2, 3.35%, 10/17/2030 (a)(b)	8,500,000	8,495,733

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Dryden 49 Senior Loan Fund, Series 2017-49A, Class B, 3.70%, 7/18/2030 (a)(b)	$4,500,000	$4,495,432
E3, Series 2019-1, Class A, 3.10%, 9/20/2055 (a)	2,465,833	2,479,199
FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 2/18/2031 (a)	1,204,022	1,209,124
Federal Express Corp. Pass-Through Trust, Series 1998 6.72%, 1/15/2022	276,620	287,449
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 9/20/2047 (a)	1,280,548	1,310,798
Goodgreen, Series 2019-2A, Class A, 2.76%, 10/15/2054 (a)	8,901,540	8,825,216
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	487,423	502,394
HERO Funding Trust, Series 2015-2A, Class A, 3.99%, 9/20/2040 (a)	730,121	753,243
Invitation Homes Trust, Series 2018-SFR3, Class A, 2.74%, 7/17/2037 (a)(b)	4,730,913	4,732,016
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, 3.23%, 7/20/2026 (a)(b)	1,300,729	1,300,202
Neuberger Berman Loan Advisers CLO 32 Ltd.
Series 2019-32A, Class A, 3.30%, 1/19/2032 (a)(b)	2,000,000	1,998,978
Series 2019-32A, Class B, 3.82%, 1/19/2032 (a)(b)	1,000,000	992,872
New Residential Advance Receivables Trust Advance Receivables Backed Notes
Series 2019-T4, Class AT4, 2.33%, 10/15/2051 (a)	880,000	878,756
Series 2019-T3, Class AT3, 2.51%, 9/15/2052 (a)	5,540,000	5,536,818
Series 2019-T2, Class AT2, 2.52%, 8/15/2053 (a)	8,230,000	8,166,920
NRZ Advance Receivables Trust, Series 2019-T1, Class AT1, 2.59%, 7/15/2052 (a)	7,266,000	7,277,771
Ocwen Master Advance Receivables Trust, Series 2019-T2, Class AT2, 2.42%, 8/15/2051 (a)	6,000,000	6,030,310
Owl Rock CLO I Ltd., Series 2019-1A, Class A, 3.70%, 5/20/2031 (a)(b)	10,000,000	9,947,990
Renew
Series 2018-1, Class A, 3.95%, 9/20/2053 (a)	3,784,578	3,864,038
Series 2017-2A, Class A, 3.22%, 9/22/2053 (a)	3,342,586	3,407,229

10

Statement of Investments (Continued)

December 31, 2019

NVIT Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Southwick Park CLO LLC
Series 2019-4A, Class A1, 3.47%, 7/20/2032 (a)(b)	$14,500,000	$14,492,446
Series 2019-4A, Class B1, 3.92%, 7/20/2032 (a)(b)	2,500,000	2,489,097
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2, Class AT2, 2.32%, 10/15/2052 (a)	5,040,000	5,036,948
Tax Ease Funding LLC, Series 2016-1A, Class A, 3.13%, 6/15/2028 (a)	3,133,552	3,131,781
TLF National Tax Lien Trust, Series 2017-1A, Class A, 3.09%, 12/15/2029 (a)	709,910	711,566

		211,769,080

Road & Rail 0.0%†
Union Pacific Railroad Co. Pass-Through Trust, Series 2000 8.00%, 1/10/2021	204,117	209,132

Total Asset-Backed Securities (cost $439,272,468)		442,446,679

Collateralized Mortgage Obligations 9.5%
Chase Mortgage Finance Corp., Series 2016-SH1, Class M2, 3.75%, 4/25/2045 (a)(b)	1,649,726	1,685,688
Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1, Class A1, 3.00%, 9/25/2064 (a)(b)	3,456,006	3,476,487
FHLMC REMICS
Series 3640, Class EL, 4.00%, 3/15/2020	8,941	8,949
Series 3616, Class PA, 4.50%, 11/15/2039	46,307	47,017
GSAA Trust, Series 2004-NC1, Class AF6, 5.26%, 11/25/2033 (c)	7,666	7,827
HomeBanc Mortgage Trust, Series 2005-4, Class A2, 2.12%, 10/25/2035 (b)	3,372,299	3,425,779
Mello Warehouse Securitization Trust
Series 2019-1, Class A, 2.59%, 6/25/2052 (a)(b)	6,700,000	6,701,909
Series 2019-1, Class B, 2.79%, 6/25/2052 (a)(b)	1,430,000	1,443,678
MFA Trust, Series 2017-RPL1, Class A1, 2.59%, 2/25/2057 (a)(b)	4,661,212	4,629,531
Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.75%, 7/25/2059 (a)(b)	7,786,366	7,825,473
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.75%, 11/26/2035 (a)(b)	9,662,453	9,973,073

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

New Residential Mortgage Loan Trust (continued)
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054 (a)(b)	$3,924,776	$4,048,588
Series 2016-3A, Class A1, 3.75%, 9/25/2056 (a)(b)	1,972,306	2,033,288
Series 2016-4A, Class A1, 3.75%, 11/25/2056 (a)(b)	1,963,913	2,028,271
Series 2017-1A, Class A1, 4.00%, 2/25/2057 (a)(b)	5,203,778	5,403,339
Series 2017-2A, Class A3, 4.00%, 3/25/2057 (a)(b)	7,187,415	7,497,613
Series 2017-3A, Class A1, 4.00%, 4/25/2057 (a)(b)	3,112,762	3,234,361
Series 2019-1A, Class A1, 4.00%, 9/25/2057 (a)(b)	3,173,581	3,265,874
Series 2019-2A, Class A1, 4.25%, 12/25/2057 (a)(b)	2,383,724	2,483,772
Series 2018-5A, Class A1, 4.75%, 12/25/2057 (a)(b)	6,061,273	6,360,601
Series 2018-2A, Class A1, 4.50%, 2/25/2058 (a)(b)	2,137,866	2,235,706
Series 2018-3A, Class A1, 4.50%, 5/25/2058 (a)(b)	11,737,164	12,378,990
Series 2019-3A, Class A1A, 3.75%, 11/25/2058 (a)(b)	3,551,964	3,699,520
Series 2019-RPL2, Class A1, 3.25%, 2/25/2059 (a)(b)	17,050,511	17,332,708
Series 2019-6A, Class A1B, 3.50%, 9/25/2059 (a)(b)	5,668,633	5,785,794
RALI Trust, Series 2003-QS20, Class CB, 5.00%, 11/25/2018	29,635	29,649
RCO Trust
Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a)(b)	3,882,823	3,869,191
Series 2018-VFS1, Class A1, 4.27%, 12/26/2053 (a)(b)	2,515,075	2,555,204
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.50%, 8/25/2047 (a)(b)	1,319,589	1,332,853
Series 2018-CH4, Class A10, 4.50%, 10/25/2048 (a)(b)	1,378,245	1,379,729
Series 2018-8, Class A4, 4.00%, 11/25/2048 (a)(b)	4,826,685	4,864,960
Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.90%, 10/25/2059 (a)(b)	15,587,606	15,677,239
Visio Trust
Series 2019-1, Class A1, 3.57%, 6/25/2054 (a)(b)	14,436,342	14,564,888
Series 2019-2, Class A1, 2.72%, 11/25/2054 (a)(b)	10,951,401	10,954,461

Total Collateralized Mortgage Obligations (cost $171,528,963)		172,242,010

Commercial Mortgage-Backed Securities 1.2%
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/2029 (a)	4,000,000	4,015,393

11

Statement of Investments (Continued)

December 31, 2019

NVIT Short Term Bond Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Aventura Mall Trust, Series 2013-AVM, Class A, 3.74%, 12/5/2032 (a)(b)	$1,300,000	$1,309,117
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class XA, IO, 0.98%, 12/15/2048 (b)	21,415,741	506,200
OBP Depositor LLC Trust, Series 2010-OBP, Class A, 4.65%, 7/15/2045 (a)	16,000,000	15,986,545

Total Commercial Mortgage-Backed Securities (cost $22,995,104)		21,817,255

Corporate Bonds 21.5%
Aerospace & Defense 0.5%
United Technologies Corp.,
3.65%, 8/16/2023	8,925,000	9,410,582

Automobiles 0.5%
Hyundai Capital America,
2.60%, 3/19/2020 (a)(d)	10,000,000	10,006,156

Banks 6.1%
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 0.63%), 2.33%, 10/1/2021 (d)(e)	2,500,000	2,507,123
(ICE LIBOR USD 3 Month + 1.16%), 3.13%, 1/20/2023 (e)	5,000,000	5,072,464
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023(e)	8,623,000	8,824,303
Citibank NA,
2.10%, 6/12/2020	15,000,000	15,007,389
Citigroup, Inc.,
4.40%, 6/10/2025	7,000,000	7,609,639
Citizens Financial Group, Inc.,
3.75%, 7/1/2024	9,075,000	9,425,679
Cooperatieve Rabobank UA,
3.95%, 11/9/2022	7,770,000	8,124,361
HSBC Holdings plc,
3.40%, 3/8/2021	15,000,000	15,238,328
ING Groep NV,
3.15%, 3/29/2022	5,000,000	5,112,274
JPMorgan Chase & Co.,
4.63%, 5/10/2021	15,000,000	15,524,299
2.30%, 8/15/2021	10,000,000	10,024,638
Wells Fargo & Co.,
4.13%, 8/15/2023	7,000,000	7,432,879

		109,903,376

Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc.,
4.15%, 1/23/2025	6,950,000	7,574,589
Bacardi Ltd.,
4.45%, 5/15/2025 (a)(d)	5,000,000	5,392,458

		12,967,047

Corporate Bonds (continued)

	Principal Amount	Value

Biotechnology 0.6%
AbbVie, Inc.,
2.50%, 5/14/2020	$8,000,000	$8,012,019
2.60%, 11/21/2024 (a)	2,000,000	2,016,184

		10,028,203

Capital Markets 2.7%
Goldman Sachs Group, Inc. (The),
5.25%, 7/27/2021 (d)	4,000,000	4,197,681
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023(e)	7,000,000	7,115,411
3.75%, 5/22/2025 (d)	2,000,000	2,123,107
Morgan Stanley,
5.75%, 1/25/2021	16,302,000	16,930,770
MSCI, Inc.,
5.25%, 11/15/2024 (a)(d)	3,750,000	3,852,675
UBS AG,
2.20%, 6/8/2020 (a)	5,000,000	5,002,649
UBS Group AG,
2.65%, 2/1/2022 (a)(d)	9,000,000	9,092,549

		48,314,842

Consumer Finance 0.5%
Ford Motor Credit Co. LLC,
(ICE LIBOR USD 3 Month + 1.00%), 3.01%, 1/9/2020 (e)	10,000,000	10,001,400

Diversified Telecommunication Services 0.9%
AT&T, Inc.,
4.10%, 2/15/2028	5,102,000	5,551,734
CCO Holdings LLC,
5.75%, 2/15/2026 (a)	10,000,000	10,550,200

		16,101,934

Electric Utilities 0.7%
Evergy, Inc.,
5.29%, 6/15/2022 (c)	11,510,000	12,233,540

Food Products 0.3%
Kraft Heinz Foods Co.,
3.00%, 6/1/2026	5,000,000	5,001,455

Health Care Providers & Services 0.7%
Allergan Sales LLC,
4.88%, 2/15/2021 (a)	930,000	957,127
CVS Health Corp.,
3.70%, 3/9/2023	10,775,000	11,231,171

		12,188,298

Insurance 0.3%
Principal Life Global Funding II,
2.25%, 11/21/2024 (a)	6,000,000	5,984,209

Media 0.9%
Charter Communications Operating LLC,
3.58%, 7/23/2020	5,000,000	5,031,865
4.91%, 7/23/2025	3,000,000	3,303,533
Comcast Corp.,
3.70%, 4/15/2024 (d)	7,500,000	7,999,455

		16,334,853

12

Statement of Investments (Continued)

December 31, 2019

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels 2.5%
BP Capital Markets America, Inc.,
3.79%, 2/6/2024	$5,000,000	$5,321,435
BP Capital Markets plc,
3.81%, 2/10/2024	3,975,000	4,246,701
Energy Transfer Operating LP,
4.25%, 3/15/2023	3,350,000	3,499,125
5.88%, 1/15/2024	3,500,000	3,874,990
Marathon Oil Corp.,
3.85%, 6/1/2025 (d)	3,000,000	3,177,294
MPLX LP,
4.50%, 7/15/2023 (d)	5,000,000	5,314,090
Noble Energy, Inc.,
3.90%, 11/15/2024	2,750,000	2,907,137
Occidental Petroleum Corp.,
2.70%, 8/15/2022	7,000,000	7,072,763
Sabine Pass Liquefaction LLC,
5.75%, 5/15/2024	4,000,000	4,462,792
Williams Cos., Inc. (The),
3.90%, 1/15/2025	4,500,000	4,739,081

		44,615,408

Pharmaceuticals 1.4%
Allergan Funding SCS,
3.45%, 3/15/2022	10,000,000	10,229,645
Bristol-Myers Squibb Co.,
2.88%, 8/15/2020 (a)	5,000,000	5,028,014
2.90%, 7/26/2024 (a)	8,900,000	9,190,122
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/2021	1,555,000	1,505,940

		25,953,721

Professional Services 0.3%
Equifax, Inc.,
2.60%, 12/1/2024	5,000,000	5,031,428

Road & Rail 0.4%
Ashtead Capital, Inc.,
4.13%, 8/15/2025 (a)	7,500,000	7,706,250

Semiconductors & Semiconductor Equipment 0.4%
QUALCOMM, Inc.,
2.60%, 1/30/2023 (d)	8,000,000	8,143,596

Thrifts & Mortgage Finance 0.6%
BPCE SA,
4.00%, 9/12/2023 (a)	3,000,000	3,161,150
5.70%, 10/22/2023 (a)	6,800,000	7,509,988

		10,671,138

Trading Companies & Distributors 0.5%
GATX Corp.,
2.60%, 3/30/2020	9,000,000	9,005,414

Total Corporate Bonds (cost $381,435,953)		389,602,850

Loan Participations 1.0%

	Principal Amount	Value

Diversified Financial Services 0.4%
RPI Finance Trust, Term Loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.80%, 3/27/2023 (e)	$7,022,303	$7,076,094

Software 0.6%
Open Text Corp., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 1.75%), 3.55%, 5/30/2025 (e)	950,253	952,828
TIBCO Software, Inc., Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.71%, 6/30/2026 (e)	9,554,990	9,587,859

		10,540,687

Total Loan Participations (cost $17,268,179)		17,616,781

Mortgage-Backed Securities 10.5%
FHLMC Non Gold Pool
Pool# 1Q0648 4.45%, 6/1/2037 (b)	393,739	410,955
Pool# 1B3601 4.32%, 10/1/2037 (b)	131,811	136,781
FHLMC UMBS Pool
Pool# ZS8710 3.00%, 8/1/2033	12,994,870	13,332,382
Pool# ZT2091 3.00%, 6/1/2034	9,890,667	10,139,654
Pool# SB8000 3.00%, 7/1/2034	17,976,082	18,434,451
FNMA Pool
Pool# 747271 4.58%, 7/1/2034 (b)	327,779	345,255
Pool# 886345 4.22%, 8/1/2036 (b)	65,189	66,370
Pool# 949691 3.98%, 9/1/2037 (b)	73,352	73,615
FNMA UMBS Pool
Pool# MA3695 3.00%, 7/1/2034	41,304,671	42,338,305
Pool# FM1776 3.00%, 10/1/2034	72,928,162	74,747,459
Pool# BN0906 4.00%, 11/1/2048	10,414,706	10,943,971
FNMA/FHLMC UMBS, 15 Year, Single Family TBA
2.50%, 1/25/2035	20,000,000	20,182,820

Total Mortgage-Backed Securities (cost $190,039,611)		191,152,018

U.S. Treasury Obligations 30.2%
U.S. Treasury Bonds, 7.13%, 2/15/2023	5,000,000	5,842,187
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2022 (f)	15,000,000	15,849,418
0.13%, 7/15/2022 (f)	73,000,000	82,034,004

13

Statement of Investments (Continued)

December 31, 2019

NVIT Short Term Bond Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes
1.13%, 3/31/2020 (d)(g)	$3,000,000	$2,996,016
1.38%, 3/31/2020 (d)	2,000,000	1,998,672
2.63%, 7/31/2020 (d)	22,500,000	22,627,441
2.63%, 8/15/2020	10,000,000	10,060,156
1.63%, 10/15/2020	1,000,000	999,883
1.75%, 11/15/2020	8,000,000	8,006,875
2.38%, 12/31/2020	17,000,000	17,120,195
2.50%, 1/31/2021	11,500,000	11,605,566
2.38%, 3/15/2021 (d)	3,000,000	3,026,133
1.38%, 4/30/2021	10,000,000	9,969,531
2.63%, 5/15/2021	4,000,000	4,055,000
1.75%, 7/31/2021 (d)	25,000,000	25,060,547
2.13%, 8/15/2021	8,000,000	8,066,875
1.50%, 8/31/2021	50,000,000	49,921,875
1.50%, 9/30/2021	5,000,000	4,992,383
1.75%, 11/30/2021	57,000,000	57,175,899
2.00%, 11/30/2022	10,000,000	10,112,891
2.13%, 12/31/2022	5,135,000	5,213,229
2.00%, 5/31/2024 (d)	51,000,000	51,707,227
2.38%, 8/15/2024	50,000,000	51,531,250
2.25%, 10/31/2024	5,000,000	5,130,859
2.25%, 11/15/2024	8,000,000	8,209,687
2.00%, 8/15/2025	15,000,000	15,205,664
2.25%, 11/15/2025	4,000,000	4,108,906
2.63%, 1/31/2026	54,000,000	56,643,047

Total U.S. Treasury Obligations (cost $545,595,799)		549,271,416

Repurchase Agreements 0.7%
Bank of America NA 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $1,965,269, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $2,004,399. (h)(i)	1,965,098	1,965,098
BofA Securities, Inc. 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $1,001,146, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $1,020,000. (h)(i)	1,000,000	1,000,000
Citigroup Global Markets Ltd. 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $2,400,227, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $2,448,000. (h)(i)	2,400,000	2,400,000
NatWest Markets Securities, Inc. 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $4,001,229, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $4,080,356. (h)(i)	4,000,000	4,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc. 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $2,000,173, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $2,040,000. (h)(i)	$2,000,000	$2,000,000
Pershing LLC 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $2,000,185, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $2,040,001. (h)(i)	2,000,000	2,000,000

Total Repurchase Agreements (cost $13,365,098)		13,365,098

Total Investments (cost $1,781,501,175) — 99.0%		1,797,514,107

Other assets in excess of liabilities — 1.0%		18,784,226

NET ASSETS — 100.0%		$1,816,298,333

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $556,025,429 which represents 30.61% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2019.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2019.

(d)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $100,884,492, which was collateralized by cash used to purchase repurchase agreements with a total value of $13,365,098 and by $90,136,044 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from 1/16/2020 – 11/15/2049, a total value of $103,501,142.

14

Statement of Investments (Continued)

December 31, 2019

NVIT Short Term Bond Fund (Continued)

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.

(f)	Principal amounts are not adjusted for inflation.

(g)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $13,365,098.

(i)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

CLO	Collateralized Loan Obligations
FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

UMBS	Uniform Mortgage-Backed Securities

Currency:

USD	United States Dollar

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 2 Year Note	4,363	3/2020	USD	940,226,500	(1,032,199)

					(1,032,199)

Short Contracts
U.S. Treasury 5 Year Note	(3,192)	3/2020	USD	(378,601,125)	1,266,438
U.S. Treasury 10 Year Note	(837)	3/2020	USD	(107,489,109)	1,057,319
U.S. Treasury 10 Year Ultra Bond	(312)	3/2020	USD	(43,899,375)	529,087

					2,852,844

					1,820,645

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2019

NVIT Short Term Bond Fund
Assets:
Investment securities, at value* (cost $1,768,136,077)	$1,784,149,009
Repurchase agreement, at value (cost $13,365,098)	13,365,098
Cash	40,820,856
Interest receivable	9,346,215
Security lending income receivable	8,806
Receivable for investments sold	450,804
Receivable for capital shares issued	862,004
Receivable for variation margin on futures contracts	2,467,769
Prepaid expenses	2,872

Total Assets	1,851,473,433

Liabilities:
Payable for investments purchased	20,173,958
Payable for capital shares redeemed	893,400
Payable upon return of securities loaned (Note 2)	13,365,098
Accrued expenses and other payables:
Investment advisory fees	527,590
Fund administration fees	74,313
Distribution fees	36,665
Administrative servicing fees	38,290
Accounting and transfer agent fees	2,736
Trustee fees	100
Custodian fees	23,958
Compliance program costs (Note 3)	1,837
Professional fees	32,035
Printing fees	5,020
Other	100

Total Liabilities	35,175,100

Net Assets	$1,816,298,333

Represented by:
Capital	$1,843,795,659
Total distributable earnings (loss)	(27,497,326)

Net Assets	$1,816,298,333

Net Assets:
Class I Shares	$129,712,036
Class II Shares	172,947,227
Class Y Shares	1,513,639,070

Total	$1,816,298,333

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	12,579,659
Class II Shares	16,844,334
Class Y Shares	146,756,732

Total	176,180,725

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.31
Class II Shares	$10.27
Class Y Shares	$10.31

*	Includes value of securities on loan of $100,884,492 (Note 2).

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2019

NVIT Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$51,061,737
Income from securities lending (Note 2)	85,452

Total Income	51,147,189

EXPENSES:
Investment advisory fees	6,227,298
Fund administration fees	553,980
Distribution fees Class II Shares	428,357
Administrative servicing fees Class I Shares	183,988
Administrative servicing fees Class II Shares	257,016
Professional fees	114,078
Printing fees	15,896
Trustee fees	65,750
Custodian fees	71,022
Accounting and transfer agent fees	16,790
Compliance program costs (Note 3)	7,879
Other	40,728

Total Expenses	7,982,782

NET INVESTMENT INCOME	43,164,407

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	6,209,378
Expiration or closing of futures contracts (Note 2)	(12,816,114)
Expiration or closing of option contracts written (Note 2)	170,920

Net realized losses	(6,435,816)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	35,601,256
Futures contracts (Note 2)	6,123,730

Net change in unrealized appreciation/depreciation	41,724,986

Net realized/unrealized gains	35,289,170

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$78,453,577

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Short Term Bond Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$43,164,407	$44,236,634
Net realized gains (losses)	(6,435,816)	791,295
Net change in unrealized appreciation/depreciation	41,724,986	(23,718,539)

Change in net assets resulting from operations	78,453,577	21,309,390

Distributions to Shareholders From:
Distributable earnings:
Class I	(3,171,373)	(2,503,430)
Class II	(3,851,121)	(3,811,617)
Class Y	(39,432,187)	(39,608,569)

Change in net assets from shareholder distributions	(46,454,681)	(45,923,616)

Change in net assets from capital transactions	(59,937,668)	(42,967,920)

Change in net assets	(27,938,772)	(67,582,146)

Net Assets:
Beginning of year	1,844,237,105	1,911,819,251

End of year	$1,816,298,333	$1,844,237,105

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$27,424,317	$47,340,431
Dividends reinvested	3,171,373	2,503,430
Cost of shares redeemed	(7,103,623)	(5,233,667)

Total Class I Shares	23,492,067	44,610,194

Class II Shares
Proceeds from shares issued	42,762,365	50,570,895
Dividends reinvested	3,851,121	3,811,617
Cost of shares redeemed	(64,261,080)	(28,070,735)

Total Class II Shares	(17,647,594)	26,311,777

Class Y Shares
Proceeds from shares issued	80,751,489	34,203,327
Dividends reinvested	39,432,187	39,608,569
Cost of shares redeemed	(185,965,817)	(187,701,787)

Total Class Y Shares	(65,782,141)	(113,889,891)

Change in net assets from capital transactions	$(59,937,668)	$(42,967,920)

18

Statements of Changes in Net Assets (Continued)

	NVIT Short Term Bond Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS:
Class I Shares
Issued	2,666,636	4,602,926
Reinvested	307,512	247,383
Redeemed	(686,417)	(509,073)

Total Class I Shares	2,287,731	4,341,236

Class II Shares
Issued	4,134,445	4,958,381
Reinvested	374,857	378,111
Redeemed	(6,258,018)	(2,748,004)

Total Class II Shares	(1,748,716)	2,588,488

Class Y Shares
Issued	7,727,788	3,329,872
Reinvested	3,823,422	3,913,360
Redeemed	(17,963,066)	(18,245,689)

Total Class Y Shares	(6,411,856)	(11,002,457)

Total change in shares	(5,872,841)	(4,072,733)

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Short Term Bond Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2019	$10.13	0.24	0.20	0.44	(0.26)	(0.26)	$10.31	4.33%		$129,712,036	0.54%	2.29%	0.54%	50.59%
Year Ended December 31, 2018	$10.28	0.23	(0.13)	0.10	(0.25)	(0.25)	$10.13	0.98%		$104,293,702	0.54%	2.26%	0.54%	33.03%
Year Ended December 31, 2017	$10.28	0.16	0.04	0.20	(0.20)	(0.20)	$10.28	1.95%		$61,164,119	0.54%	1.57%	0.54%	48.64%
Year Ended December 31, 2016	$10.20	0.17	0.11	0.28	(0.20)	(0.20)	$10.28	2.75%		$47,390,443	0.54%	1.67%	0.54%	40.85%
Year Ended December 31, 2015	$10.41	0.15	(0.16)	(0.01)	(0.20)	(0.20)	$10.20	(0.08%	)	$28,595,956	0.53%	1.45%	0.53%	26.53%

Class II Shares
Year Ended December 31, 2019	$10.09	0.21	0.20	0.41	(0.23)	(0.23)	$10.27	4.09%		$172,947,227	0.79%	2.02%	0.79%	50.59%
Year Ended December 31, 2018	$10.23	0.20	(0.12)	0.08	(0.22)	(0.22)	$10.09	0.82%		$187,622,045	0.79%	2.00%	0.79%	33.03%
Year Ended December 31, 2017	$10.24	0.14	0.02	0.16	(0.17)	(0.17)	$10.23	1.58%		$163,790,636	0.79%	1.31%	0.79%	48.64%
Year Ended December 31, 2016	$10.16	0.15	0.10	0.25	(0.17)	(0.17)	$10.24	2.49%		$161,717,209	0.79%	1.43%	0.79%	40.85%
Year Ended December 31, 2015	$10.37	0.12	(0.16)	(0.04)	(0.17)	(0.17)	$10.16	(0.34%	)	$146,160,520	0.79%	1.19%	0.79%	26.53%

Class Y Shares
Year Ended December 31, 2019	$10.13	0.25	0.20	0.45	(0.27)	(0.27)	$10.31	4.48%		$1,513,639,070	0.39%	2.43%	0.39%	50.59%
Year Ended December 31, 2018	$10.28	0.25	(0.14)	0.11	(0.26)	(0.26)	$10.13	1.10%		$1,552,321,358	0.39%	2.39%	0.39%	33.03%
Year Ended December 31, 2017	$10.28	0.18	0.03	0.21	(0.21)	(0.21)	$10.28	2.08%		$1,686,864,496	0.39%	1.71%	0.39%	48.64%
Year Ended December 31, 2016	$10.19	0.19	0.11	0.30	(0.21)	(0.21)	$10.28	2.97%		$1,631,086,570	0.39%	1.83%	0.39%	40.85%
Year Ended December 31, 2015	$10.40	0.16	(0.15)	0.01	(0.22)	(0.22)	$10.19	0.06%		$1,793,076,464	0.39%	1.57%	0.39%	26.53%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Short Term Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds and NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

21

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

22

Notes to Financial Statements (Continued)

December 31, 2019

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$442,446,679	$—	$442,446,679
Collateralized Mortgage Obligations	—	172,242,010	—	172,242,010
Commercial Mortgage-Backed Securities	—	21,817,255	—	21,817,255
Corporate Bonds	—	389,602,850	—	389,602,850
Futures Contracts	2,852,844	—	—	2,852,844
Loan Participations	—	17,616,781	—	17,616,781
Mortgage-Backed Securities	—	191,152,018	—	191,152,018
Repurchase Agreements	—	13,365,098	—	13,365,098
U.S. Treasury Obligations	—	549,271,416	—	549,271,416
Total Assets	$2,852,844	$1,797,514,107	$—	$1,800,366,951

23

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Liabilities:
Futures Contracts	$(1,032,199)	$—	$—	$(1,032,199)
Total Liabilities	$(1,032,199)	$—	$—	$(1,032,199)
Total	$1,820,645	$1,797,514,107	$—	$1,799,334,752

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Asset-Backed Securities	Total
Balance as of 12/31/2018	$1,266,441	$1,266,441
Accrued Accretion/(Amortization)	170	170
Realized Gain (Loss)	2,725	2,725
Purchases	—	—
Sales	(1,268,820)	(1,268,820)
Change in Unrealized Appreciation/Depreciation	(516)	(516)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2019	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2019*	$(516)	$(516)

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Options

The Fund purchased call options and wrote put and call options on futures contracts. Such option investments are utilized to gain exposure to and/or hedge against changes in interest rates. The purchase of put options serves as a short hedge and the purchase of call options serves as a long hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.

When the Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written.

24

Notes to Financial Statements (Continued)

December 31, 2019

Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by the Fund) expose the Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”), guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s option contracts written are disclosed in the Statement of Operations under “Net realized gains (losses) from expiration or closing of option contracts written.”

25

Notes to Financial Statements (Continued)

December 31, 2019

The Fund’s purchased options are disclosed in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities.”

At December 31, 2019, the Fund had no open option contracts.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Receivable for variation margin on futures contracts	$2,852,844
Total		$2,852,844

26

Notes to Financial Statements (Continued)

December 31, 2019

Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Receivable for variation margin on futures contracts	$(1,032,199)
Total		$(1,032,199)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Purchased Options(a)
Interest rate risk	$(277,040)
Written Options
Interest rate risk	170,920
Futures Contracts
Interest rate risk	(12,816,114)
Total	$(12,922,234)
(a)	Realized gains (losses) from purchased options are included in “Net realized gains (losses) from transactions in investment securities.”

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Interest rate risk	$6,123,730
Total	$6,123,730

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Options:
Average Value Purchased	$24,038
Average Value Written	$4,808
Average Number of Purchased Option Contracts	62
Average Number of Written Option Contracts	123
Futures Contracts:
Average Notional Balance Long	$800,019,243
Average Notional Balance Short	$415,668,671

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at

27

Notes to Financial Statements (Continued)

December 31, 2019

a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(e)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $13,365,098, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower

28

Notes to Financial Statements (Continued)

December 31, 2019

agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

29

Notes to Financial Statements (Continued)

December 31, 2019

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

At December 31, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$1,965,098	$—	$1,965,098	$(1,965,098)	$—
BofA Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Citigroup Global Markets Ltd.	2,400,000	—	2,400,000	(2,400,000)	—
NatWest Markets Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
Nomura Securities International, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
Pershing LLC	2,000,000	—	2,000,000	(2,000,000)	—
Total	$13,365,098	$—	$13,365,098	$(13,365,098)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital

30

Notes to Financial Statements (Continued)

December 31, 2019

gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to adjustments from amortization of callable bonds. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total Distributable Earnings (Loss)
$593,641	$(593,641)

(i)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be

31

Notes to Financial Statements (Continued)

December 31, 2019

taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.35%
$1 billion and up to $1.5 billion	0.34%
$1.5 billion and more	0.33%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.34%. During the year ended December 31, 2019, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $1,514,721.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

32

Notes to Financial Statements (Continued)

December 31, 2019

During the year ended December 31, 2019, NFM earned $553,980 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $7,879.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $441,004.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

33

Notes to Financial Statements (Continued)

December 31, 2019

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $901,869,042 and sales of $967,733,360 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2019, the Fund had purchases of $250,066,878 and sales of $325,651,305 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of

34

Notes to Financial Statements (Continued)

December 31, 2019

residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

35

Notes to Financial Statements (Continued)

December 31, 2019

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08

36

Notes to Financial Statements (Continued)

December 31, 2019

shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced by $593,641 and unrealized appreciation of investments was increased by $593,641, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$46,454,681	$—	$46,454,681	$—	$46,454,681

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$45,923,616	$—	$45,923,616	$—	$45,923,616

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$5,702,231	$—	$5,702,231	$(38,516,833)	$5,317,276	$(27,497,326)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,789,768,299	$14,709,471	$(5,143,018)	$9,566,453

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $38,516,833 available to offset future capital gains, if any, to the extent provided by the U.S.

37

Notes to Financial Statements (Continued)

December 31, 2019

Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

During the year ended December 31, 2019, the Fund had capital loss carryforwards that were utilized of $1,346,074 and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

38

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Short Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Short Term Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

39

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

40

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

41

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

42

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

43

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

44

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

45

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

46

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

47

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

48

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

49

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

50

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

51

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

52

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

53

Annual Report

December 31, 2019

NVIT J.P. Morgan Disciplined Equity Fund

AR-DEQ 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT J.P. Morgan Disciplined Equity Fund

For the period from the Fund’s inception on October 4, 2019, through December 31, 2019, the NVIT J.P. Morgan Disciplined Equity Fund (Class II) returned 10.51% versus 11.51% for its benchmark, the S&P 500® Index (S&P 500). Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Please note that the Fund has less than three months of performance history, so the following commentary provides limited insight.

The S&P 500 rose considerably in the fourth quarter of 2019, up 9.07%. Within the index, top contributors were Information Technology, which rose 14.40%, and Health Care, which increased 14.37%. The Real Estate and Utilities sectors were the bottom-performing sectors this quarter, registering -0.54% and returning 0.80%, respectively.

The S&P 500 posted solid gains throughout the fourth quarter, with consumer strength largely driving the market’s advance. Record low unemployment and steadily rising wages continued to support the consumer. Corporate profits remained robust, with buybacks acting as a significant tailwind to returns. The state of U.S./China trade has been a lingering issue potentially heralding future volatility, but trade war rhetoric moved in a more positive direction over the quarter. The Trump administration outlined a first-round trade deal in October; China encouragingly suggested it would raise penalties for individual property rights violations in November; and in December, the United States and China reached agreement for a “Phase One” deal. The Federal Reserve (Fed) also cut the federal funds rate by 25 basis points this quarter, further helping the U.S. stock market move higher with more accommodative policies.

The small-capitalization stocks-tracking Russell 2000® Index outperformed the S&P 500 Index, which tracks large-cap stocks, returning 9.94% versus 9.07%, respectively. Growth stocks and value stocks moved higher in the quarter as well, with growth outperforming relative to value. The Russell 3000® Growth Index increased 10.67% while the Russell 3000® Value Index rose 7.48%.

Portfolio Review

The Fund underperformed the benchmark during the period as stock selection in the Consumer Cyclical, Financial Services and Basic Materials sectors detracted from performance, while stock selection in the Pharmaceuticals & Health Care, Semiconductors, and Industrial Cyclical sectors contributed to Fund performance.

On the positive side, within Industrial Cyclicals, the Fund’s underweight in Boeing (BA) contributed to returns as slowing air traffic has been a headwind for original equipment manufacturer demand. Slower air traffic will lead to potential wide-body production cuts. Additionally, BA recently announced that the company will stop production of its 737 MAX aircraft due to continued uncertainty around the timeline of Federal Aviation Administration approval. Thus, we remain comfortable with the Fund’s negative position. Within the Pharmaceuticals & Health Care sector, the Fund’s overweight in Cigna (CI) boosted returns after the company reported better-than-expected quarterly earnings driven by a jump in revenue from its health insurance unit and its Express Scripts pharmacy benefits business. Additionally, CI entered into an agreement whereby New York Life will acquire Cigna’s group life and disability insurance business. We remain positive on the stock given its attractive valuation, continued stable results and rapid debt paydown. Within semiconductors, the Fund’s overweight in Advanced Micro Devices (AMD) helped returns as the stock outperformed the market. The company gained market share in Server, Desktop and Notebooks, boosting investor confidence. As we expect share gain to continue into the next year, we remain comfortable in the Fund’s overweight position.

On the negative side, within Consumer Cyclicals, the Fund’s overweight position in Expedia (EXPE) hurt performance as the stock underperformed due to a large earnings miss and operational issues. EXPE reported higher marketing expenses as a result of a mix shift to higher-cost marketing channels, as Google moved organic search results farther down the landing page. Additionally, the company issued lower 2019 earnings before

3

Fund Commentary (cont.)	NVIT J.P. Morgan Disciplined Equity Fund

interest, tax, depreciation and amortization (EBITDA) growth guidance during the quarter. We remain comfortable with the Fund’s overweight position as EXPE is still attractively valued with opportunity as the marketing issues stabilize. Within Retail, the Fund’s overweight in Yum! Brands (YUM) hurt performance due to disappointing third-quarter operating earnings. Intensifying competition weighed on some of the company’s brands. Though some of the brands, such as Pizza Hut, may continue to see such competition, for others such as KFC, some of the competition will likely be alleviated, as it was mainly driven by singular events. We believe investors overreacted to the quarterly earnings and that the international business will more than offset any weakness in the United States. Within Semiconductors, the Fund’s overweight in Texas Instruments (TXN) detracted from performance as the company reported in-line third-quarter results but lowered guidance for the fourth quarter. While driven by end-market uncertainty, customers are ordering well below regular consumption levels. The company has largely attributed this weakness in demand to uncertainty around global trade tensions. However, TXN is a strong, diversified business with good exposure to the auto and industrial machinery industries in the high-end analog space, which we believe will somewhat insulate the company from the broader sector cycles. This leaves us comfortable with the Fund’s position.

The Fund did not invest in derivatives during the reporting period.

Subadviser:

J.P. Morgan Investment Management Inc.

Portfolio Managers:

Steven G. Lee; Tim Snyder, CFA; and Raffaele Zingone, CFA

The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies: i) are usually less stable in price and less liquid than larger, more-established companies; ii) are more vulnerable than larger companies to adverse business and economic developments; and iii) may have more-limited resources. Therefore, they generally involve greater risk. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund uses a value style of investing and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT J.P. Morgan Disciplined Equity Fund

Asset Allocation1

Common Stocks	99.6%
Repurchase Agreements	0.5%
Rights†	0.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Industries2

Software	9.1%
IT Services	7.6%
Interactive Media & Services	5.7%
Semiconductors & Semiconductor Equipment	5.1%
Pharmaceuticals	4.9%
Banks	4.8%
Internet & Direct Marketing Retail	4.3%
Oil, Gas & Consumable Fuels	4.1%
Specialty Retail	4.1%
Health Care Providers & Services	4.0%
Other Industries#	46.3%
100.0%

Top Holdings2

Microsoft Corp.	6.2%
Apple, Inc.	4.0%
Amazon.com, Inc.	3.8%
Alphabet, Inc., Class A	2.7%
Mastercard, Inc., Class A	2.0%
Citigroup, Inc.	1.9%
Norfolk Southern Corp.	1.8%
Charter Communications, Inc., Class A	1.6%
Bristol-Myers Squibb Co.	1.6%
NVIDIA Corp.	1.6%
Other Holdings#	72.8%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT J.P. Morgan Disciplined Equity Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	Inception[2]
Class II	10.51%	*
Class Y	10.70%	*
S&P 500® Index	11.51%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of October 4, 2019.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.10%	0.94%
Class Y	0.60%	0.44%

^

Current effective prospectus dated July 31, 2019 (as revised October 2, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through July 31, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT J.P. Morgan Disciplined Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT J.P. Morgan Disciplined Equity Fund from inception through 12/31/19 versus the S&P 500® Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT J.P. Morgan Disciplined Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (October 7, 2019, commencement of operations) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from October 7, 2019, commencement of operations through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from October 7, 2019, commencement of operations through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT J.P. Morgan Disciplined Equity Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class II Shares	Actual	(b)	1,000.00	1,105.10	2.31	0.93
	Hypothetical	(c)(d)	1,000.00	1,020.52	4.74	0.93
Class Y Shares	Actual	(b)	1,000.00	1,107.00	1.09	0.44
	Hypothetical	(c)(d)	1,000.00	1,022.99	2.24	0.44

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from October 7, 2019 through December 31, 2019 to reflect the period from commencement of operations.

(c)	Represents the hypothetical 5% return before expenses.

(d)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

8

Statement of Investments

December 31, 2019

NVIT J.P. Morgan Disciplined Equity Fund

Common Stocks 99.6%

	Shares	Value

Aerospace & Defense 2.2%
General Dynamics Corp.	103	$18,164
Northrop Grumman Corp. (a)	49	16,854
United Technologies Corp.	193	28,904

		63,922

Airlines 0.2%
United Airlines Holdings, Inc.*	63	5,550

Auto Components 0.2%
BorgWarner, Inc.	89	3,861
Magna International, Inc.	51	2,797

		6,658

Banks 4.8%
Bank of America Corp.	1,180	41,560
Citigroup, Inc.	694	55,444
First Horizon National Corp.	163	2,699
KeyCorp	778	15,747
Regions Financial Corp.	458	7,859
Wells Fargo & Co.	314	16,893

		140,202

Beverages 1.9%
Coca-Cola Co. (The)	668	36,974
Constellation Brands, Inc., Class A	44	8,349
PepsiCo, Inc.	67	9,157

		54,480

Biotechnology 2.0%
AbbVie, Inc.	417	36,921
Alexion Pharmaceuticals, Inc.*	73	7,895
Vertex Pharmaceuticals, Inc.*	58	12,699

		57,515

Building Products 0.2%
Masco Corp.	90	4,319

Capital Markets 2.4%
Ameriprise Financial, Inc.	52	8,662
BlackRock, Inc.	25	12,568
Charles Schwab Corp. (The)	284	13,507
Morgan Stanley	299	15,285
S&P Global, Inc.	42	11,468
State Street Corp.	89	7,040

		68,530

Chemicals 2.7%
Air Products & Chemicals, Inc.	53	12,454
Celanese Corp.	67	8,249
DuPont de Nemours, Inc.	192	12,326
FMC Corp.	173	17,269
Linde plc (a)	133	28,316

		78,614

Commercial Services & Supplies 0.8%
Waste Management, Inc.	214	24,387

Consumer Finance 1.1%
American Express Co.	181	22,533
Synchrony Financial	251	9,038

		31,571

Common Stocks (continued)

	Shares	Value

Electric Utilities 2.4%
American Electric Power Co., Inc.	33	$3,119
Edison International	109	8,220
Entergy Corp.	80	9,584
NextEra Energy, Inc.	123	29,786
Xcel Energy, Inc.	283	17,967

		68,676

Electrical Equipment 0.7%
AMETEK, Inc.	28	2,793
Eaton Corp. plc	142	13,450
Emerson Electric Co.	57	4,347

		20,590

Entertainment 0.7%
Netflix, Inc.*	63	20,385

Equity Real Estate Investment Trusts (REITs) 1.8%
Equinix, Inc.	15	8,756
Essex Property Trust, Inc.	18	5,416
Invitation Homes, Inc.	159	4,765
Prologis, Inc.	323	28,792
Ventas, Inc.	80	4,619

		52,348

Food & Staples Retailing 0.3%
Costco Wholesale Corp.	25	7,348

Food Products 0.8%
Conagra Brands, Inc.	48	1,643
General Mills, Inc.	70	3,749
Mondelez International, Inc., Class A	346	19,058

		24,450

Health Care Equipment & Supplies 2.6%
Boston Scientific Corp.*	824	37,261
Intuitive Surgical, Inc.*	32	18,917
Medtronic plc	27	3,063
Zimmer Biomet Holdings, Inc.	104	15,567

		74,808

Health Care Providers & Services 4.0%
Anthem, Inc.	38	11,477
Cigna Corp.	178	36,399
HCA Healthcare, Inc.	154	22,763
UnitedHealth Group, Inc.	156	45,861

		116,500

Hotels, Restaurants & Leisure 1.7%
Hilton Worldwide Holdings, Inc.	81	8,984
Las Vegas Sands Corp.	80	5,523
McDonald’s Corp.	68	13,437
Royal Caribbean Cruises Ltd.	41	5,474
Yum! Brands, Inc.	163	16,419

		49,837

Household Durables 0.7%
DR Horton, Inc.	174	9,179
Lennar Corp., Class A	181	10,098

		19,277

9

Statement of Investments (Continued)

December 31, 2019

NVIT J.P. Morgan Disciplined Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Products 1.5%
Procter & Gamble Co. (The)	348	$43,465

Industrial Conglomerates 1.3%
Honeywell International, Inc.	207	36,639

Insurance 1.6%
Allstate Corp. (The)	34	3,823
Aon plc	27	5,624
Arthur J Gallagher & Co.	42	4,000
Axis Capital Holdings Ltd.	61	3,626
Hartford Financial Services Group, Inc. (The)	118	7,171
Progressive Corp. (The)	159	11,510
Prudential Financial, Inc.	118	11,061

		46,815

Interactive Media & Services 5.7%
Alphabet, Inc., Class A*	59	79,024
Alphabet, Inc., Class C*	26	34,762
Facebook, Inc., Class A*	219	44,950
Snap, Inc., Class A* (a)	384	6,271

		165,007

Internet & Direct Marketing Retail 4.3%
Amazon.com, Inc.*	59	109,022
Expedia Group, Inc.	142	15,356

		124,378

IT Services 7.6%
Automatic Data Processing, Inc.	166	28,303
Fidelity National Information Services, Inc.	220	30,600
Fiserv, Inc.*	367	42,436
Global Payments, Inc.	20	3,651
Leidos Holdings, Inc.	172	16,837
Mastercard, Inc., Class A	193	57,628
PayPal Holdings, Inc.*	200	21,634
Visa, Inc., Class A	39	7,328
WEX, Inc.* (a)	54	11,311

		219,728

Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	88	28,589

Machinery 1.5%
Gardner Denver Holdings, Inc.*	41	1,504
Ingersoll-Rand plc	174	23,128
Parker-Hannifin Corp.	35	7,203
Stanley Black & Decker, Inc.	70	11,602

		43,437

Media 3.7%
Altice USA, Inc., Class A*	551	15,064
Charter Communications, Inc., Class A*	97	47,053
Comcast Corp., Class A	745	33,502
Discovery, Inc., Class A* (a)	140	4,584
Discovery, Inc., Class C*	90	2,744
ViacomCBS, Inc. (a)	71	2,980

		105,927

Multiline Retail 0.0%†
Dollar General Corp.	9	1,404

Common Stocks (continued)

	Shares	Value

Multi-Utilities 0.7%
CMS Energy Corp.	152	$9,552
Sempra Energy	76	11,512

		21,064

Oil, Gas & Consumable Fuels 4.1%
Chevron Corp.	247	29,766
ConocoPhillips	91	5,918
Diamondback Energy, Inc.	232	21,544
EOG Resources, Inc.	117	9,800
Marathon Petroleum Corp.	246	14,821
ONEOK, Inc.	104	7,870
Parsley Energy, Inc., Class A	295	5,578
Pioneer Natural Resources Co.	99	14,986
TC Energy Corp. (a)	162	8,636

		118,919

Pharmaceuticals 4.9%
Allergan plc	62	11,853
Bristol-Myers Squibb Co.	733	47,051
Eli Lilly & Co.	216	28,389
Johnson & Johnson	143	20,859
Merck & Co., Inc.	360	32,742

		140,894

Road & Rail 3.3%
Kansas City Southern	99	15,163
Lyft, Inc., Class A* (a)	99	4,259
Norfolk Southern Corp.	267	51,833
Union Pacific Corp.	141	25,491

		96,746

Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices, Inc.*	470	21,554
Analog Devices, Inc.	165	19,609
ASML Holding NV (Registered), NYRS-NL	51	15,093
NVIDIA Corp.	195	45,883
Taiwan Semiconductor Manufacturing Co. Ltd., ADR-TW	295	17,140
Texas Instruments, Inc.	215	27,582

		146,861

Software 9.1%
Intuit, Inc.	73	19,121
Microsoft Corp.	1,145	180,566
salesforce.com, Inc.*	265	43,100
ServiceNow, Inc.*	36	10,164
Slack Technologies, Inc., Class A* (a)	229	5,148
Workday, Inc., Class A*	25	4,111

		262,210

Specialty Retail 4.1%
AutoZone, Inc.*	11	13,104
Best Buy Co., Inc.	109	9,570
Home Depot, Inc. (The)	150	32,757
Lowe’s Cos., Inc.	198	23,713
O’Reilly Automotive, Inc.*	40	17,530
Ross Stores, Inc.	67	7,800
TJX Cos., Inc. (The)	229	13,983

		118,457

10

Statement of Investments (Continued)

December 31, 2019

NVIT J.P. Morgan Disciplined Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	395	$115,992

Textiles, Apparel & Luxury Goods 0.7%
NIKE, Inc., Class B	208	21,072

Tobacco 0.8%
Philip Morris International, Inc.	270	22,974

Wireless Telecommunication Services 0.4%
T-Mobile US, Inc.*	149	11,685

Total Common Stocks (cost $2,652,432)		2,882,230

Rights 0.0%†

	Number of Rights

Pharmaceuticals 0.0%†
Bristol-Myers Squibb Co., CVR*	306	921

Total Rights (cost $652)		921

Repurchase Agreements 0.5%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $7,800, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $7,955. (b)(c)	$7,799	7,799
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $2,575, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $2,627. (b)(c)	2,575	2,575
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $3,000, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $3,060. (b)(c)	3,000	3,000

Total Repurchase Agreements (cost $13,374)		13,374

Total Investments (cost $2,666,458) — 100.1%		2,896,525

Liabilities in excess of other assets — (0.1)%		(1,884)

NET ASSETS — 100.0%		$2,894,641

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $64,840, which was collateralized by cash used to purchase repurchase agreements with a total value of $13,374 and by $53,216 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.38%, and maturity dates ranging from 1/16/2020 – 2/15/2049, a total value of $66,590.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $13,374.

(c)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

NL	Netherlands

NYRS	New York Registry Shares

REIT	Real Estate Investment Trust

TW	Taiwan

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2019

NVIT J.P. Morgan Disciplined Equity Fund
Assets:
Investment securities, at value* (cost $2,653,084)	$2,883,151
Repurchase agreement, at value (cost $13,374)	13,374
Cash	59,043
Interest and dividends receivable	2,019
Security lending income receivable	9
Reimbursement from investment adviser (Note 3)	18,479

Total Assets	2,976,075

Liabilities:
Payable for investments purchased	41,128
Payable for capital shares redeemed	24
Payable upon return of securities loaned (Note 2)	13,374
Accrued expenses and other payables:
Investment advisory fees	897
Fund administration fees	49
Distribution fees	574
Administrative servicing fees	1,354
Accounting and transfer agent fees	954
Trustee fees	718
Custodian fees	1,076
Compliance program costs (Note 3)	63
Offering costs	8,641
Professional fees	1,214
Printing fees	11,264
Other	104

Total Liabilities	81,434

Net Assets	$2,894,641

Represented by:
Capital	$2,662,643
Total distributable earnings (loss)	231,998

Net Assets	$2,894,641

Net Assets:
Class II Shares	$2,889,108
Class Y Shares	5,533

Total	$2,894,641

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	261,874
Class Y Shares	500

Total	262,374

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.03
Class Y Shares	$11.07

*	Includes value of securities on loan of $64,840 (Note 2).

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Period Ended December 31, 2019

NVIT J.P. Morgan Disciplined Equity Fund (a)
INVESTMENT INCOME:
Dividend income	$8,707
Interest income	575
Income from securities lending (Note 2)	14
Foreign tax withholding	(14)

Total Income	9,282

EXPENSES:
Investment advisory fees	2,166
Fund administration fees	119
Distribution fees Class II Shares	1,386
Administrative servicing fees Class II Shares	1,386
Professional fees	24,591
Printing fees	11,339
Trustee fees	736
Custodian fees	1,077
Offering costs^	10,603
Accounting and transfer agent fees	954
Compliance program costs (Note 3)	63
Other	695

Total expenses before and expenses reimbursed	55,115

Expenses reimbursed by adviser (Note 3)	(49,865)

Net Expenses	5,250

NET INVESTMENT INCOME	4,032

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	1,861
Net change in unrealized appreciation/depreciation in the value of investment securities	230,067

Net realized/unrealized gains	231,928

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$235,960

(a)	For the period from October 7, 2019 (commencement of operations) through December 31, 2019.
^	Amounts are amortized over 12-month period.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

NVIT J.P. Morgan Disciplined Equity Fund

Period Ended December 31, 2019 (a)
Operations:
Net investment income	$4,032
Net realized gains	1,861
Net change in unrealized appreciation/depreciation	230,067

Change in net assets resulting from operations	235,960

Distributions to Shareholders From:
Distributable earnings:
Class II	(5,106)
Class Y	–

Change in net assets from shareholder distributions	(5,106)

Change in net assets from capital transactions	2,663,787

Change in net assets	2,894,641

Net Assets:
Beginning of period	–

End of period	$2,894,641

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$2,654,239
Dividends reinvested	5,106
Cost of shares redeemed	(558)

Total Class II Shares	2,658,787

Class Y Shares
Proceeds from shares issued	5,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Class Y Shares	5,000

Change in net assets from capital transactions	$2,663,787

SHARE TRANSACTIONS:
Class II Shares
Issued	261,457
Reinvested	469
Redeemed	(52)

Total Class II Shares	261,874

Class Y Shares
Issued	500
Reinvested	–
Redeemed	–

Total Class Y Shares	500

Total change in shares	262,374

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from October 7, 2019 (commencement of operations) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT J.P. Morgan Disciplined Equity Fund

		Operations			Distributions				Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Period Ended December 31, 2019 (g)	$10.00	0.02	1.03	1.05	(0.02)	(0.02)	$11.03	10.51%	$2,889,108	0.93%	0.71%	8.34%	11.87%

Class Y Shares
Period Ended December 31, 2019 (g)	$10.00	0.03	1.04	1.07	–	–	$11.07	10.70%	$5,533	0.44%	1.21%	7.92%	11.87%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year, with the exception of offering costs, as applicable.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from October 7, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of October 4, 2019 through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT JP Morgan Disciplined Equity Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund currently offers Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

The Fund commenced operations on October 7, 2019.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

16

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

17

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,882,230	$—	$—	$2,882,230
Repurchase Agreements	—	13,374	—	13,374
Rights	921	—	—	921
Total	$2,883,151	$13,374	$—	$2,896,525

Amounts designated as “—” are zero or have been rounded to zero

(b)	Securities Lending

During the period ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes

18

Notes to Financial Statements (Continued)

December 31, 2019

any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $13,374, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the period ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes

19

Notes to Financial Statements (Continued)

December 31, 2019

possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$7,799	$—	$7,799	$(7,799)	$—
Citigroup Global Markets Ltd.	2,575	—	2,575	(2,575)	—
Nomura Securities International, Inc.	3,000	—	3,000	(3,000)	—
Total	$13,374	$—	$13,374	$(13,374)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the

20

Notes to Financial Statements (Continued)

December 31, 2019

accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to non-deductible expenses. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

21

Notes to Financial Statements (Continued)

December 31, 2019

Reclassifications for the period ended December 31, 2019 were as follows:

Capital	Total Distributable Earnings (Loss)
$(1,144)	$1,144

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected J.P. Morgan Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.39%

22

Notes to Financial Statements (Continued)

December 31, 2019

For the period ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.38%, and after expense reimbursements due to the expense limitation agreement described below was 0.00%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.44% for all share classes until April 30, 2021.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal year 2019 Amount(a)	Total
$49,865	$49,865
(a)	For the period from October 7, 2019 (commencement of operations) through December 31, 2019.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

23

Notes to Financial Statements (Continued)

December 31, 2019

During the period ended December 31, 2019, NFM earned $119 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2019, the Fund’s portion of such costs amounted to $63.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II.

For the period ended December 31, 2019, the effective rate for administrative services fees was 0.24% for Class II shares, for a total amount of $1,386.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the period ended December 31, 2019, the Fund had no borrowings under the line of credit.

24

Notes to Financial Statements (Continued)

December 31, 2019

The Fund is not yet a party to this agreement, although it will be added as a party upon renewal of the agreement.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the period ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the period ended December 31, 2019, the Fund had purchases of $2,932,940 and sales of $281,665 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

25

Notes to Financial Statements (Continued)

December 31, 2019

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date.

9.  Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,106	$—	$5,106	$—	$5,106

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,884	$52	$3,936	$—	$228,062	$231,998

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,668,463	$241,602	$(13,540)	$228,062

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT J.P. Morgan Disciplined Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT J.P. Morgan Disciplined Equity Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 7, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, changes in its net assets and the financial highlights for the period October 7, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2019 (Unaudited)

NVIT J.P. Morgan Mozaic Multi-Asset Fund and NVIT J.P. Morgan Disciplined Equity Fund

Initial Approval of Advisory Agreement and Sub-advisory Agreement

Summary of Factors Considered by the Board

At the June 12, 2019 meeting of the Board of Trustees, the Board, including the Independent Trustees, considered and unanimously approved, on behalf of NVIT J.P. Morgan Mozaic Multi-Asset Fund (the “Mozaic Fund”) and NVIT J.P. Morgan Disciplined Equity Fund (the “Disciplined Equity Fund,” and together, the “Funds”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Sub-advisory Agreement with J.P. Morgan Investment Management Inc. (“JPMIM”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Board was provided with detailed materials relating to the Funds, NFA and JPMIM in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Advisory Agreements.

In making their determinations, the Board took into account information provided to them as to the services to be provided by NFA and JPMIM under the Advisory Agreements, including information relating to JPMIM’s investment strategies and processes for each of the Funds. The Board also considered information regarding the two different portfolio management teams that would be managing the strategies for the Funds. The Board considered information regarding the historical performance of the J.P. Morgan Mozaic Index, and the performance of JPMIM generally in managing the investment strategy it would implement for the NVIT J.P. Morgan Disciplined Equity Fund.

The Board considered the advisory fees that NFA proposed for the Funds and the sub-advisory fees to be paid by NFA to JPMIM. The Board considered information regarding the category of peer funds to which NFA expected each Fund to be assigned, and considered that the proposed actual management fee (including sub-advisory fee) and net total expense ratio of the Disciplined Equity Fund were expected to be in the first comparative quintile compared to the Fund’s peers, and that, although there were relatively few peer funds for the Mozaic Fund, that Fund’s proposed actual management fee (including sub-advisory fee) and net total expense ratio were in line with those of the Fund’s peers. The Board also considered that the non-compensatory terms of the proposed Advisory Agreements were substantially similar in all material respects to the terms of advisory and sub-advisory agreements that the Trust currently has in place for other Nationwide Funds. The Trustees also considered in this regard that the Mozaic Fund would pay a separate index license fee to an affiliate of JPMIM, and NFA’s statement that the level of the license fee, which is higher than that paid by other index funds advised by NFA, reflects the customized nature of the index and the exclusive right of the Fund to use that index.

The Board considered that the Funds’ proposed fee schedule to the Advisory Agreement with NFA does not include breakpoints. The Board considered NFA’s statements that NFA intended to incur substantial expense in respect of the Funds’ fee waiver/expense limitations for the foreseeable future, and that NFA does not anticipate either Fund’s assets in the foreseeable future reaching a level that would produce economies of scale to NFA that would justify imposition of fee breakpoints. The Board considered NFA’s statement to the effect that breakpoints might in the future be added to a Fund’s fee schedule as asset levels grow or in light of other circumstances.

The Board determined to defer any review of potential fallout benefits of the Advisory Agreements to NFA and JPMIM, if any, until the Funds had been in operation for a reasonable period of time.

Based on these and other considerations, none of which was individually determinative of the

28

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Board, including all of the Independent Trustees, voting separately, unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 76.43%.

29

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

34

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

35

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

36

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

37

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

38

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Annual Report

December 31, 2019

NVIT Nationwide Fund

AR-NAT 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Nationwide Fund

For the annual period ended December 31, 2019, the NVIT Nationwide Fund (Class I) returned 29.31%* versus 31.49% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® peer category, Large Blend (consisting of 289 funds as of December 31, 2019), was 30.66% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

While the accommodative Federal Reserve (Fed) rhetoric bolstered U.S. equity markets in 2019, trade war concerns as well as political uncertainty caused market whipsaw at various points. At the December 2018 Federal Open Market Committee (FOMC) meeting, policymakers voted unanimously for a fourth rate hike this year and projected additional tightening in 2019, which was received poorly by markets and caused equities to extend their losses while credit spreads widened. Since the start of 2019, however, the Fed acknowledged that its former hawkishness may no longer be justified and decided to leave policy on hold.

Given the downgraded projection for rate hikes over 2019, as well as an announcement from the Fed that it would end its balance sheet run-off at the end of September 2019, U.S. equities performed well in the first quarter of 2019. Trade tensions between the United States and China lingered as the two sides agreed to a “truce” while negotiations took place. Early in the second quarter, news reports indicated that U.S.-China trade talks were proceeding positively, with only a few points remaining to iron out in an eventual deal. However, trade talks broke down suddenly in early May, as President Trump accused the Chinese of reneging on previously agreed items, and he proceeded to announce tariffs would increase from 10% to 25% on $200 billion worth of Chinese exports. This unexpected setback had a negative impact on equity markets; yet, U.S. equities outperformed over the quarter, boosted by better-than-expected earnings reports, stronger-than-expected gross domestic product (GDP) growth data and the more-dovish-than-expected Fed.

The U.S.-China trade dispute remained a key focus for financial markets in the third quarter. In August, President Trump announced that the United States would impose tariffs on essentially all Chinese imports not subject to prior rounds of tariffs, prompting the announcement of retaliatory measures from China. Additionally, U.S. equities were weighed down by a less-dovish-than-expected Fed and increased political uncertainty after the announcement of an impeachment inquiry into Trump. In the fourth quarter, U.S. equities benefited from better-than-expected earnings reports, notably from technology companies, and reports of strong online sales around the holiday season. U.S. equities also were boosted by a more accommodative Fed. In October 2019, the Federal Reserve delivered its third 0.25% rate cut of the year but signaled that further near-term easing was unlikely.

The Fund employs a diverse set of fundamental inputs and applies them in a disciplined and systematic manner. Importantly, AQR’s investment process is systematic in that our models and portfolio construction process drive the buying and selling of securities. As a reminder, the Fund pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag U.S. equities when markets are rising but outperform during equity drawdowns. The Fund seeks to identify companies with low overall macroeconomic risk, stable profitability and healthy balance sheets. We expect the Fund to deliver long-term returns similar to those of the Russell 1000® Index with a significant reduction in volatility.

The Fund underperformed its benchmark by nearly 2.2% over the reporting period. Both stock selection within sectors and sector selection detracted from excess returns. Stock selection within Information Technology was the largest detractor. Stock selection within Consumer Discretionary contributed, though not enough to offset results from other sectors. Within sector selection, the main detractors were an underweight position to Information Technology and an overweight in Utilities.

3

Fund Commentary (cont.)	NVIT Nationwide Fund

Fund performance was captured through equities and equity index futures. Derivatives performed as expected and allowed the Fund to gain exposure to the equity market.

Subadviser:

AQR Capital Management, LLC

Portfolio Managers:

Michele L. Aghassi, Ph.D.; Andrea Frazzini, Ph.D.; Jacques A. Friedman

*	High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Nationwide Fund

Asset Allocation1

Common Stocks	98.3%
Repurchase Agreements	1.4%
Future Contracts†	0.0%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries2

Insurance	8.2%
IT Services	7.1%
Electric Utilities	5.9%
Software	5.2%
Multi-Utilities	4.7%
Pharmaceuticals	4.3%
Banks	4.1%
Food & Staples Retailing	3.6%
Health Care Providers & Services	3.3%
Specialty Retail	2.8%
Other Industries#	50.8%
100.0%

Top Holdings2

Adobe, Inc.	1.6%
UnitedHealth Group, Inc.	1.6%
Mastercard, Inc., Class A	1.6%
Microsoft Corp.	1.5%
Johnson & Johnson	1.5%
NextEra Energy, Inc.	1.5%
Visa, Inc., Class A	1.5%
Procter & Gamble Co. (The)	1.5%
Alphabet, Inc., Class A	1.5%
PepsiCo, Inc.	1.4%
Other Holdings#	84.8%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Nationwide Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	29.31%	11.87%	12.87%
Class II	29.02%	11.60%	12.60%
Class IV	29.34%	11.87%	12.88%
S&P 500® Index	31.49%	11.70%	13.56%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.79%
Class II	1.04%
Class IV	0.79%

^	Current effective prospectus dated April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Nationwide Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Nationwide Fund versus performance of the S&P 500® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Nationwide Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,080.40	4.14	0.79
	Hypothetical	(b)(c)	1,000.00	1,021.22	4.02	0.79
Class II Shares	Actual	(b)	1,000.00	1,079.30	5.45	1.04
	Hypothetical	(b)(c)	1,000.00	1,019.96	5.30	1.04
Class IV Shares	Actual	(b)	1,000.00	1,080.60	4.14	0.79
	Hypothetical	(b)(c)	1,000.00	1,021.22	4.02	0.79

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Nationwide Fund

Common Stocks 98.3%

	Shares	Value

Aerospace & Defense 1.4%
Boeing Co. (The)	1,746	$568,777
Curtiss-Wright Corp.	13,210	1,861,157
General Dynamics Corp.	13,899	2,451,089
Lockheed Martin Corp.	5,918	2,304,351
Teledyne Technologies, Inc.*	9,034	3,130,642

		10,316,016

Air Freight & Logistics 0.4%
Expeditors International of Washington, Inc.	38,692	3,018,750

Airlines 0.4%
Southwest Airlines Co.	59,783	3,227,086

Banks 4.0%
Bank of Hawaii Corp. (a)	8,631	821,326
Bank OZK	9,515	290,255
Cullen/Frost Bankers, Inc. (a)	4,453	435,415
East West Bancorp, Inc.	42,369	2,063,370
JPMorgan Chase & Co.	58,018	8,087,709
M&T Bank Corp.	12,488	2,119,838
PNC Financial Services Group, Inc. (The)	2,127	339,533
SVB Financial Group*	21,745	5,458,865
US Bancorp	128,417	7,613,844
Wells Fargo & Co.	49,239	2,649,058
Western Alliance Bancorp	4,051	230,907

		30,110,120

Beverages 2.7%
Brown-Forman Corp., Class B (a)	4,800	324,480
Coca-Cola Co. (The)	90,804	5,026,001
Constellation Brands, Inc., Class A	5,726	1,086,509
Monster Beverage Corp.*	51,937	3,300,596
PepsiCo, Inc.	78,253	10,694,838

		20,432,424

Biotechnology 0.6%
Biogen, Inc.*	12,753	3,784,198
Vertex Pharmaceuticals, Inc.*	1,427	312,441

		4,096,639

Capital Markets 2.1%
Ameriprise Financial, Inc.	7,551	1,257,846
BlackRock, Inc.	3,382	1,700,131
Cboe Global Markets, Inc.	1,820	218,400
CME Group, Inc. (a)	25,789	5,176,368
MarketAxess Holdings, Inc.	2,502	948,533
Northern Trust Corp.	18,073	1,920,075
SEI Investments Co.	27,358	1,791,402
T. Rowe Price Group, Inc.	22,170	2,701,193

		15,713,948

Chemicals 2.6%
Air Products & Chemicals, Inc.	4,353	1,022,912
Chemours Co. (The) (a)	16,063	290,580
Ecolab, Inc.	47,967	9,257,151
Linde plc	22,560	4,803,024
NewMarket Corp.	435	211,636
PPG Industries, Inc.	19,121	2,552,462
Sherwin-Williams Co. (The)	1,646	960,507

		19,098,272

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies 2.3%
ADT, Inc. (a)	30,884	$244,910
Copart, Inc.*	15,158	1,378,469
Republic Services, Inc.	48,094	4,310,665
Rollins, Inc.	89,117	2,955,120
Waste Management, Inc.	75,198	8,569,564

		17,458,728

Communications Equipment 1.8%
Cisco Systems, Inc.	189,503	9,088,564
CommScope Holding Co., Inc.* (a)	17,227	244,451
F5 Networks, Inc.*	31,420	4,387,803

		13,720,818

Consumer Finance 1.3%
American Express Co.	5,511	686,064
Credit Acceptance Corp.* (a)	6,927	3,064,020
Discover Financial Services	72,035	6,110,009

		9,860,093

Distributors 0.4%
Pool Corp.	13,813	2,933,605

Diversified Telecommunication Services 0.5%
Verizon Communications, Inc.	59,316	3,642,002

Electric Utilities 5.9%
Alliant Energy Corp.	5,271	288,429
American Electric Power Co., Inc.	76,162	7,198,071
Duke Energy Corp. (a)	43,285	3,948,025
Evergy, Inc.	67,166	4,371,835
Eversource Energy	42,108	3,582,127
NextEra Energy, Inc.	46,175	11,181,738
OGE Energy Corp.	7,496	333,347
Pinnacle West Capital Corp.	93,033	8,366,458
Xcel Energy, Inc.	76,481	4,855,779

		44,125,809

Electrical Equipment 0.9%
Eaton Corp. plc	40,024	3,791,073
Emerson Electric Co.	8,211	626,171
Rockwell Automation, Inc.	9,586	1,942,795

		6,360,039

Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	4,613	499,265
Cognex Corp. (a)	31,855	1,785,154
Dolby Laboratories, Inc., Class A	12,627	868,738
National Instruments Corp.	33,319	1,410,726

		4,563,883

Energy Equipment & Services 0.8%
Schlumberger Ltd.	141,409	5,684,642

Entertainment 0.6%
Spotify Technology SA*	2,545	380,605
Walt Disney Co. (The)	28,194	4,077,698

		4,458,303

Food & Staples Retailing 3.5%
Casey’s General Stores, Inc.	3,425	544,541

9

Statement of Investments (Continued)

December 31, 2019

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing (continued)
Costco Wholesale Corp.	22,693	$6,669,927
Sysco Corp.	101,622	8,692,746
Walmart, Inc.	88,228	10,485,015

		26,392,229

Food Products 2.8%
Flowers Foods, Inc.	77,176	1,677,806
Hershey Co. (The)	3,041	446,966
Hormel Foods Corp. (a)	120,237	5,423,891
Ingredion, Inc.	23,419	2,176,796
Lamb Weston Holdings, Inc.	41,302	3,553,211
McCormick & Co., Inc. (Non-Voting)	11,409	1,936,450
Mondelez International, Inc., Class A	95,057	5,235,740

		20,450,860

Gas Utilities 1.0%
Atmos Energy Corp. (a)	40,099	4,485,474
UGI Corp.	68,903	3,111,660

		7,597,134

Health Care Equipment & Supplies 2.5%
Abbott Laboratories	86,237	7,490,546
ABIOMED, Inc.* (a)	5,618	958,375
Danaher Corp.	4,717	723,965
Edwards Lifesciences Corp.*	1,419	331,038
IDEXX Laboratories, Inc.*	6,903	1,802,580
Intuitive Surgical, Inc.*	12,532	7,408,292

		18,714,796

Health Care Providers & Services 3.3%
Anthem, Inc.	10,449	3,155,911
Chemed Corp.	3,860	1,695,544
Henry Schein, Inc.* (a)	71,722	4,785,292
Humana, Inc.	8,171	2,994,835
UnitedHealth Group, Inc.	40,583	11,930,590

		24,562,172

Hotels, Restaurants & Leisure 2.4%
Darden Restaurants, Inc.	26,193	2,855,299
Las Vegas Sands Corp.	24,669	1,703,148
McDonald’s Corp.	23,166	4,577,833
Royal Caribbean Cruises Ltd.	18,174	2,426,411
Starbucks Corp.	60,234	5,295,773
Wyndham Destinations, Inc.	12,168	628,964

		17,487,428

Household Durables 0.1%
Garmin Ltd.	9,976	973,259

Household Products 1.6%
Colgate-Palmolive Co.	15,285	1,052,220
Procter & Gamble Co. (The)	88,198	11,015,930

		12,068,150

Industrial Conglomerates 1.4%
3M Co.	25,461	4,491,830
Honeywell International, Inc.	33,390	5,910,030

		10,401,860

Common Stocks (continued)

	Shares	Value

Insurance 8.2%
Alleghany Corp.*	1,138	$909,911
Allstate Corp. (The)	66,724	7,503,114
American Financial Group, Inc.	30,671	3,363,075
Aon plc	1,560	324,932
Arch Capital Group Ltd.*	10,013	429,458
Assured Guaranty Ltd.	26,247	1,286,628
Axis Capital Holdings Ltd.	18,369	1,091,853
Chubb Ltd.	55,174	8,588,385
Everest Re Group Ltd.	19,500	5,398,380
Fidelity National Financial, Inc.	86,382	3,917,424
First American Financial Corp.	4,996	291,367
Lincoln National Corp.	30,562	1,803,464
Markel Corp.*	1,291	1,475,832
Marsh & McLennan Cos., Inc.	38,056	4,239,819
Progressive Corp. (The)	122,868	8,894,414
RenaissanceRe Holdings Ltd.	11,219	2,199,148
Travelers Cos., Inc. (The)	48,318	6,617,150
WR Berkley Corp.	39,323	2,717,219

		61,051,573

Interactive Media & Services 2.6%
Alphabet, Inc., Class A*	8,120	10,875,847
Facebook, Inc., Class A*	39,846	8,178,391

		19,054,238

Internet & Direct Marketing Retail 1.0%
Amazon.com, Inc.*	2,162	3,995,030
Booking Holdings, Inc.*	1,732	3,557,060

		7,552,090

IT Services 7.1%
Accenture plc, Class A	52,156	10,982,489
Akamai Technologies, Inc.*	40,058	3,460,210
Amdocs Ltd.	22,586	1,630,483
Automatic Data Processing, Inc.	13,213	2,252,817
Broadridge Financial Solutions, Inc.	2,776	342,947
Fidelity National Information Services, Inc.	23,794	3,309,507
Jack Henry & Associates, Inc.	14,105	2,054,675
Mastercard, Inc., Class A	38,768	11,575,737
Paychex, Inc.	55,526	4,723,042
VeriSign, Inc.*	7,767	1,496,546
Visa, Inc., Class A	59,459	11,172,346

		53,000,799

Life Sciences Tools & Services 2.0%
Agilent Technologies, Inc.	12,308	1,049,995
Bio-Techne Corp.	1,164	255,510
Illumina, Inc.*	3,686	1,222,794
Mettler-Toledo International, Inc.*	5,348	4,242,461
Thermo Fisher Scientific, Inc.	20,944	6,804,077
Waters Corp.* (a)	6,198	1,448,163

		15,023,000

Machinery 1.8%
Caterpillar, Inc.	19,344	2,856,722
IDEX Corp.	7,454	1,282,088
Illinois Tool Works, Inc. (a)	23,267	4,179,451
Ingersoll-Rand plc	9,511	1,264,202
Nordson Corp.	1,948	317,212

10

Statement of Investments (Continued)

December 31, 2019

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Stanley Black & Decker, Inc.	16,826	$2,788,741
Xylem, Inc.	10,865	856,054

		13,544,470

Media 0.1%
Comcast Corp., Class A	11,921	536,087

Multi-Utilities 4.7%
Ameren Corp.	133,459	10,249,651
Consolidated Edison, Inc.	55,377	5,009,957
Dominion Energy, Inc.	51,756	4,286,432
DTE Energy Co.	40,760	5,293,501
Public Service Enterprise Group, Inc.	75,478	4,456,976
WEC Energy Group, Inc. (a)	59,197	5,459,740

		34,756,257

Oil, Gas & Consumable Fuels 1.3%
Chevron Corp.	12,784	1,540,600
EOG Resources, Inc.	29,351	2,458,440
Exxon Mobil Corp.	45,718	3,190,202
Phillips 66	16,671	1,857,316
Valero Energy Corp.	2,872	268,963

		9,315,521

Personal Products 0.7%
Estee Lauder Cos., Inc. (The), Class A	25,660	5,299,816

Pharmaceuticals 4.3%
Eli Lilly & Co.	36,123	4,747,646
Johnson & Johnson	77,046	11,238,700
Merck & Co., Inc.	92,218	8,387,227
Mylan NV*	30,088	604,769
Pfizer, Inc.	133,250	5,220,735
Zoetis, Inc.	15,841	2,096,556

		32,295,633

Professional Services 1.0%
CoStar Group, Inc.*	5,938	3,552,705
Robert Half International, Inc. (a)	58,767	3,711,136

		7,263,841

Real Estate Management & Development 0.0%†
Jones Lang LaSalle, Inc.	1,298	225,969

Road & Rail 0.5%
Landstar System, Inc. (a)	21,958	2,500,358
Old Dominion Freight Line, Inc. (a)	7,190	1,364,518

		3,864,876

Semiconductors & Semiconductor Equipment 1.8%
Broadcom, Inc.	3,981	1,258,075
Skyworks Solutions, Inc. (a)	8,529	1,030,985
Texas Instruments, Inc.	64,847	8,319,222
Xilinx, Inc.	24,623	2,407,391

		13,015,673

Software 5.2%
Adobe, Inc.*	36,250	11,955,613
ANSYS, Inc.* (a)	2,126	547,254

Common Stocks (continued)

	Shares	Value

Software (continued)
Dropbox, Inc., Class A*	59,470	$1,065,108
Fortinet, Inc.*	22,794	2,433,487
Intuit, Inc.	30,201	7,910,548
Microsoft Corp.	72,593	11,447,916
Nutanix, Inc., Class A*	11,532	360,490
Oracle Corp.	53,034	2,809,741

		38,530,157

Specialty Retail 2.8%
Best Buy Co., Inc.	4,107	360,594
Home Depot, Inc. (The)	45,163	9,862,696
Lowe’s Cos., Inc.	46,014	5,510,637
Ross Stores, Inc.	24,145	2,810,961
TJX Cos., Inc. (The)	37,352	2,280,713

		20,825,601

Technology Hardware, Storage & Peripherals 1.2%
Apple, Inc.	30,967	9,093,460

Textiles, Apparel & Luxury Goods 2.0%
Capri Holdings Ltd.* (a)	28,008	1,068,505
Lululemon Athletica, Inc.*	36,211	8,389,002
NIKE, Inc., Class B	53,015	5,370,950

		14,828,457

Thrifts & Mortgage Finance 0.0%†
TFS Financial Corp.	15,133	297,817

Tobacco 0.9%
Altria Group, Inc.	74,879	3,737,211
Philip Morris International, Inc.	36,771	3,128,844

		6,866,055

Trading Companies & Distributors 0.0%†
United Rentals, Inc.*	1,427	237,981

Water Utilities 1.2%
American Water Works Co., Inc. (a)	58,526	7,189,919
Aqua America, Inc. (a)	33,374	1,566,576

		8,756,495

Wireless Telecommunication Services 0.0%†
T-Mobile US, Inc.*	4,006	314,150

Total Common Stocks (cost $528,660,312)		733,019,081

Repurchase Agreements 1.4%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $2,892,626, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $2,950,221. (b)(c)	$ 2,892,374	2,892,374

11

Statement of Investments (Continued)

December 31, 2019

NVIT Nationwide Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $1,001,146, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $1,020,000. (b)(c)	$1,000,000	$1,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $1,700,161, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $1,734,000. (b)(c)	1,700,000	1,700,000
Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $2,032,242, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $2,040,000. (b)(c)(d)	2,000,000	2,000,000
NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $3,000,922, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $3,060,267. (b)(c)	3,000,000	3,000,000

Total Repurchase Agreements (cost $10,592,374)		10,592,374

Total Investments (cost $539,252,686) — 99.7%		743,611,455

Other assets in excess of liabilities — 0.3%		2,028,502

NET ASSETS — 100.0%		$745,639,957

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $44,982,595, which was collateralized by cash used to purchase repurchase agreements with a total value of $10,592,374 and by $35,440,264 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/7/2020 - 2/15/2049, a total value of $46,032,638.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $10,592,374.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P 500 E-Mini Index	44	3/2020	USD	7,108,420	122,126

					122,126

At December 31, 2019, the Fund had $304,920 segregated as collateral with the broker for open future contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2019

NVIT Nationwide Fund
Assets:
Investment securities, at value* (cost $528,660,312)	$733,019,081
Repurchase agreement, at value (cost $10,592,374)	10,592,374
Cash	12,264,487
Deposits with broker for futures contracts	304,920
Interest and dividends receivable	913,258
Security lending income receivable	8,109
Receivable for capital shares issued	15,572
Receivable for variation margin on futures contracts	17,840
Prepaid expenses	1,210

Total Assets	757,136,851

Liabilities:
Payable for capital shares redeemed	330,112
Payable upon return of securities loaned (Note 2)	10,592,374
Accrued expenses and other payables:
Investment advisory fees	368,100
Fund administration fees	39,030
Distribution fees	24,097
Administrative servicing fees	101,287
Accounting and transfer agent fees	226
Trustee fees	100
Custodian fees	7,321
Compliance program costs (Note 3)	742
Professional fees	20,699
Printing fees	12,138
Other	668

Total Liabilities	11,496,894

Net Assets	$745,639,957

Represented by:
Capital	$491,945,019
Total distributable earnings (loss)	253,694,938

Net Assets	$745,639,957

Net Assets:
Class I Shares	$492,851,799
Class II Shares	114,362,991
Class IV Shares	138,425,167

Total	$745,639,957

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	21,269,711
Class II Shares	4,955,998
Class IV Shares	5,977,904

Total	32,203,613

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$23.17
Class II Shares	$23.08
Class IV Shares	$23.16

*	Includes value of securities on loan of $44,982,595 (Note 2).

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2019

NVIT Nationwide Fund
INVESTMENT INCOME:
Dividend income	$13,889,889
Interest income	348,611
Income from securities lending (Note 2)	91,539

Total Income	14,330,039

EXPENSES:
Investment advisory fees	4,380,999
Fund administration fees	261,076
Distribution fees Class II Shares	273,327
Administrative servicing fees Class I Shares	767,580
Administrative servicing fees Class II Shares	163,997
Administrative servicing fees Class IV Shares	194,679
Professional fees	59,798
Printing fees	35,959
Trustee fees	26,941
Custodian fees	28,611
Accounting and transfer agent fees	962
Compliance program costs (Note 3)	3,101
Other	15,546

Total Expenses	6,212,576

NET INVESTMENT INCOME	8,117,463

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	45,290,702
Expiration or closing of futures contracts (Note 2)	2,602,257

Net realized gains	47,892,959

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	133,968,560
Futures contracts (Note 2)	735,826

Net change in unrealized appreciation/depreciation	134,704,386

Net realized/unrealized gains	182,597,345

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$190,714,808

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Nationwide Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$8,117,463	$8,269,785
Net realized gains	47,892,959	32,247,618
Net change in unrealized appreciation/depreciation	134,704,386	(36,918,036)

Change in net assets resulting from operations	190,714,808	3,599,367

Distributions to Shareholders From:
Distributable earnings:
Class I	(26,360,094)	(5,747,405)
Class II	(5,683,471)	(834,595)
Class IV	(7,085,663)	(1,336,018)

Change in net assets from shareholder distributions	(39,129,228)	(7,918,018)

Change in net assets from capital transactions	(106,248,922)	(70,209,198)

Change in net assets	45,336,658	(74,527,849)

Net Assets:
Beginning of year	700,303,299	774,831,148

End of year	$745,639,957	$700,303,299

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$12,635,644	$16,586,794
Dividends reinvested	26,360,094	5,747,405
Cost of shares redeemed	(142,787,637)	(66,626,279)

Total Class I Shares	(103,791,899)	(44,292,080)

Class II Shares
Proceeds from shares issued	16,545,509	1,250,521
Dividends reinvested	5,683,471	834,595
Cost of shares redeemed	(23,344,725)	(20,384,438)

Total Class II Shares	(1,115,745)	(18,299,322)

Class IV Shares
Proceeds from shares issued	1,668,908	1,037,503
Dividends reinvested	7,085,663	1,336,018
Cost of shares redeemed	(10,095,849)	(9,991,317)

Total Class IV Shares	(1,341,278)	(7,617,796)

Change in net assets from capital transactions	$(106,248,922)	$(70,209,198)

15

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS:
Class I Shares
Issued	582,122	828,283
Reinvested	1,176,771	287,596
Redeemed	(6,506,050)	(3,311,036)

Total Class I Shares	(4,747,157)	(2,195,157)

Class II Shares
Issued	771,030	62,070
Reinvested	255,126	41,867
Redeemed	(1,078,884)	(1,023,589)

Total Class II Shares	(52,728)	(919,652)

Class IV Shares
Issued	75,776	52,233
Reinvested	316,447	66,889
Redeemed	(461,120)	(501,444)

Total Class IV Shares	(68,897)	(382,322)

Total change in shares	(4,868,782)	(3,497,131)

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2019	$18.90	0.24	5.25	5.49	(0.26)	(0.96)	(1.22)	$23.17	29.31%		$492,851,799	0.79%	1.12%	0.79%	16.10%
Year Ended December 31, 2018	$19.11	0.22	(0.21)	0.01	(0.22)	–	(0.22)	$18.90	–		$491,745,543	0.80%	1.11%	0.80%	16.67%
Year Ended December 31, 2017	$16.01	0.19	3.10	3.29	(0.19)	–	(0.19)	$19.11	20.52%		$539,162,094	0.79%	1.06%	0.79%	119.12%
Year Ended December 31, 2016	$14.57	0.21	1.45	1.66	(0.22)	–	(0.22)	$16.01	11.39%		$496,092,639	0.79%	1.42%	0.79%	58.09%
Year Ended December 31, 2015	$14.62	0.18	(0.04)	0.14	(0.19)	–	(0.19)	$14.57	0.94%		$494,724,121	0.79%	1.20%	0.79%	67.90%

Class II Shares
Year Ended December 31, 2019	$18.83	0.19	5.22	5.41	(0.20)	(0.96)	(1.16)	$23.08	29.02%		$114,362,991	1.04%	0.87%	1.04%	16.10%
Year Ended December 31, 2018	$19.04	0.17	(0.21)	(0.04)	(0.17)	–	(0.17)	$18.83	(0.28%	)	$94,322,078	1.05%	0.85%	1.05%	16.67%
Year Ended December 31, 2017	$15.95	0.14	3.09	3.23	(0.14)	–	(0.14)	$19.04	20.24%		$112,858,440	1.04%	0.81%	1.04%	119.12%
Year Ended December 31, 2016	$14.51	0.17	1.45	1.62	(0.18)	–	(0.18)	$15.95	11.16%		$111,902,598	1.04%	1.17%	1.04%	58.09%
Year Ended December 31, 2015	$14.56	0.14	(0.04)	0.10	(0.15)	–	(0.15)	$14.51	0.66%		$120,873,283	1.04%	0.95%	1.04%	67.90%

Class IV Shares
Year Ended December 31, 2019	$18.89	0.24	5.25	5.49	(0.26)	(0.96)	(1.22)	$23.16	29.34%		$138,425,167	0.79%	1.12%	0.79%	16.10%
Year Ended December 31, 2018	$19.10	0.22	(0.21)	0.01	(0.22)	–	(0.22)	$18.89	–		$114,235,678	0.80%	1.11%	0.80%	16.67%
Year Ended December 31, 2017	$16.00	0.19	3.10	3.29	(0.19)	–	(0.19)	$19.10	20.54%		$122,810,614	0.79%	1.06%	0.79%	119.12%
Year Ended December 31, 2016	$14.56	0.21	1.45	1.66	(0.22)	–	(0.22)	$16.00	11.40%		$109,152,161	0.79%	1.41%	0.79%	58.09%
Year Ended December 31, 2015	$14.62	0.18	(0.05)	0.13	(0.19)	–	(0.19)	$14.56	0.87%		$107,620,391	0.79%	1.20%	0.79%	67.90%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Nationwide Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

18

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

19

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$733,019,081	$—	$—	$733,019,081
Futures Contracts	122,126	—	—	122,126
Repurchase Agreements	—	10,592,374	—	10,592,374
Total	$733,141,207	$10,592,374	$—	$743,733,581

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). In response to purchases and redemptions of the Fund’s shares, the Fund’s subadviser may use equity index futures, which are derivatives, to obtain efficient investment exposure as a substitute for taking a position in equity securities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day,

20

Notes to Financial Statements (Continued)

December 31, 2019

depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following table provides a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Receivable for variation margin on futures contracts	$122,126
Total		$122,126
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$2,602,257
Total	$2,602,257

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$735,826
Total	$735,826

21

Notes to Financial Statements (Continued)

December 31, 2019

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$11,232,548

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $10,592,374, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

22

Notes to Financial Statements (Continued)

December 31, 2019

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

23

Notes to Financial Statements (Continued)

December 31, 2019

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$2,892,374	$—	$2,892,374	$(2,892,374)	$—
BofA Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Citigroup Global Markets Ltd.	1,700,000	—	1,700,000	(1,700,000)	—
Deutsche Bank Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
NatWest Markets Securities, Inc.	3,000,000	—	3,000,000	(3,000,000)	—
Total	$10,592,374	$—	$10,592,374	$(10,592,374)	$—
Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

24

Notes to Financial Statements (Continued)

December 31, 2019

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

25

Notes to Financial Statements (Continued)

December 31, 2019

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected AQR Capital Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.58%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $261,076 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

26

Notes to Financial Statements (Continued)

December 31, 2019

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $3,101.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $1,126,256.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

27

Notes to Financial Statements (Continued)

December 31, 2019

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $117,944,221 and sales of $245,543,098 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

28

Notes to Financial Statements (Continued)

December 31, 2019

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$12,660,128	$26,469,100	$39,129,228	$—	$39,129,228

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,918,018	$—	$7,918,018	$—	$7,918,018

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,548,791	$46,019,812	$49,568,603	$—	$204,126,335	$253,694,938

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$539,607,246	$208,773,552	$(4,647,217)	$204,126,335

29

Notes to Financial Statements (Continued)

December 31, 2019

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Nationwide Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Nationwide Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

31

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

32

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

34

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 98.00%.

The Fund designates $26,469,100, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

35

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

39

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

40

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

41

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

43

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

44

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

45

Annual Report

December 31, 2019

NVIT Real Estate Fund

AR-RE 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Real Estate Fund

For the annual period ended December 31, 2019, the NVIT Real Estate Fund (Class I) returned 30.70%* versus 23.10% for its benchmark, the Dow Jones U.S. Select Real Estate Securities Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Real Estate (consisting of 49 funds as of December 31, 2019), was 26.81% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

United States equities, as measured by the S&P 500® Index, posted positive results over the trailing 12-month period ended December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies has eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in efforts to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter, as stocks benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019 by 0.25%. Trade tensions were volatile during the quarter but eased in December after the United States and China reached a phase-one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected, given that the Republican-led Senate is unlikely to support his impeachment.

The Fund outperformed the Dow Jones U.S. Select Real Estate Securities Index during the 12-month period ended December 31, 2019. The Fund’s relative outperformance was driven primarily by strong security selection in the Real Estate Technology and Health Care Real Estate sectors. Weak security selection in the Retail (malls) sector partially offset positive results. Sector allocation also contributed positively to relative Fund results, particularly an underweight to Retail (malls) and overweight to Specialty Finance. An underweight to Multifamily Housing and an overweight to Diversified sectors partially offset positive relative Fund performance.

Top contributors to relative Fund performance during the period included out-of-benchmark holdings in Equinix (Real Estate Technology) and American Tower (Real Estate Technology), as well as not holding benchmark constituent Ventas (Health Care Real Estate). Shares of U.S. REIT Equinix rose during the period. Equinix had a strong year in which the company saw high single-digit organic growth, low churn rates, margin expansion, and strong bookings to support future growth. The company is positioned well to benefit from the enterprise adoption of the cloud due to its footprint, differentiated services, and dense network of cloud customers already in its facilities. American Tower shares also traded up during the period. The company recently reported strong quarterly results and signed a master lease agreement with key tenant AT&T. Overall, the company posted strong high single-digit organic growth in 2019, and management is particularly upbeat about the prospects for 5G deployment, which could be a material tailwind for the company for years to come. Not having exposure to Ventas also contributed to relative results. The company updated its 2020 outlook downward after forecasting mid-single-digit growth just two quarters earlier. Competition in senior housing is

3

Fund Commentary (cont.)	NVIT Real Estate Fund

elevated, forcing negative pricing dynamics and volatility in occupancy levels.

Top detractors from relative Fund returns during the period included underweight positions in Invitation Homes (Multifamily Housing) and Prologis (Warehouse/Logistics), as well as not holding benchmark constituent Mid-America Apartment (Multifamily Housing). Shares of Invitation Homes, which the Fund briefly owned in November, rose during the period. The company reported a strong growth outlook due to favorable demographic trends in its key markets. The stock continued to perform well despite valuation challenges, as the imbalance of supply relative to demand for affordable housing remains skewed Being underweight Prologis, whose shares rose during the period, also weighed on relative Fund performance. The world’s largest warehouse owner agreed to buy Liberty Property Trust in an all-stock transaction valued at $9.7 billion, which was viewed very favorably by the market. Not having exposure to Mid-America Apartment weighed on relative performance. The company performed well this year after improving operations and is exposed to strong rent growth in the Sunbelt region of the United States.

The Fund did not utilize derivatives during the reporting period.

Subadviser:

Wellington Management Company LLP

Portfolio Manager:

Bradford D. Stoesser

*High double-digit returns are unusual and cannot be sustained.

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund concentrates on investments in the real estate investment trust (REIT) sector, subjecting it to greater volatility than that of other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Real Estate Fund

Asset Allocation1

Common Stocks	99.0%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries2

Equity Real Estate Investment Trusts (REITs)	92.3%
Hotels, Restaurants & Leisure	6.1%
Real Estate Management & Development	0.9%
IT Services	0.7%
100.0%

Top Holdings2

Prologis, Inc.	6.5%
Equinix, Inc.	5.4%
Alexandria Real Estate Equities, Inc.	5.2%
Simon Property Group, Inc.	5.0%
Healthpeak Properties, Inc.	4.9%
Boston Properties, Inc.	4.8%
American Tower Corp.	4.2%
Camden Property Trust	3.8%
Essex Property Trust, Inc.	3.4%
Brixmor Property Group, Inc.	3.3%
Other Holdings	53.5%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Real Estate Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr
Class I	30.70%	6.32%	11.22%
Class II	30.44%	6.08%	10.94%
Dow Jones U.S. Select Real Estate Securities Index (RESI)	23.10%	6.39%	11.54%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.95%	0.94%
Class II	1.20%	1.19%

^

Current effective prospectus dated April 30, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	NVIT Real Estate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Real Estate Fund versus performance of the Dow Jones U.S. Select Real Estate Securities Index (RESI) over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Real Estate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Real Estate Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,088.90	4.42	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class II Shares	Actual	(b)	1,000.00	1,087.60	5.74	1.09
	Hypothetical	(b)(c)	1,000.00	1,019.71	5.55	1.09

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Real Estate Fund

Common Stocks 99.0%

	Shares	Value

Equity Real Estate Investment Trusts (REITs) 91.3%
Agree Realty Corp.	53,565	$3,758,656
Alexandria Real Estate Equities, Inc.	89,314	14,431,356
American Assets Trust, Inc.	107,263	4,923,372
American Tower Corp.	50,710	11,654,172
Americold Realty Trust	164,077	5,752,540
Boston Properties, Inc.	96,031	13,238,834
Brixmor Property Group, Inc.	423,928	9,161,084
Camden Property Trust	98,809	10,483,635
Community Healthcare Trust, Inc.	88,801	3,806,011
Corporate Office Properties Trust	94,663	2,781,199
Crown Castle International Corp.	41,690	5,926,233
Douglas Emmett, Inc.	201,374	8,840,319
Equinix, Inc.	25,745	15,027,356
Equity LifeStyle Properties, Inc.	105,923	7,455,920
Essential Properties Realty Trust, Inc.	105,357	2,613,907
Essex Property Trust, Inc.	31,141	9,369,081
Extra Space Storage, Inc.	73,598	7,773,421
Healthpeak Properties, Inc.	393,472	13,562,980
Hudson Pacific Properties, Inc.	186,014	7,003,427
Life Storage, Inc.	31,573	3,418,724
Medical Properties Trust, Inc.	210,697	4,447,814
NexPoint Residential Trust, Inc.	121,261	5,456,745
Prologis, Inc.	201,028	17,919,636
PS Business Parks, Inc.	12,845	2,117,755
Retail Value, Inc.	78,789	2,899,435
Rexford Industrial Realty, Inc.	189,172	8,639,485
Simon Property Group, Inc.	92,869	13,833,766
STORE Capital Corp.	180,903	6,736,828
Sun Communities, Inc.	53,373	8,011,287
Taubman Centers, Inc.	67,795	2,107,747
UDR, Inc.	189,595	8,854,087
VICI Properties, Inc.	300,984	7,690,141
Xenia Hotels & Resorts, Inc.	288,469	6,233,815

		255,930,768

Hotels, Restaurants & Leisure 6.0%
Hyatt Hotels Corp., Class A	65,502	5,876,185
Marriott International, Inc., Class A	16,168	2,448,320
Red Rock Resorts, Inc., Class A	209,215	5,010,699
Vail Resorts, Inc.	14,504	3,478,495

		16,813,699

IT Services 0.8%
InterXion Holding NV*	24,757	2,074,884

Real Estate Management & Development 0.9%
Kennedy-Wilson Holdings, Inc.	114,027	2,542,802

Total Investments (cost $224,770,489) — 99.0%		277,362,153

Other assets in excess of liabilities — 1.0%		2,867,485

NET ASSETS — 100.0%		$280,229,638

*	Denotes a non-income producing security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT Real Estate Fund
Assets:
Investment securities, at value (cost $224,770,489)	$277,362,153
Cash	887,952
Interest and dividends receivable	1,170,542
Receivable for investments sold	2,848,378
Receivable for capital shares issued	13,578
Prepaid expenses	410

Total Assets	282,283,013

Liabilities:
Payable for investments purchased	1,709,069
Payable for capital shares redeemed	74,395
Accrued expenses and other payables:
Investment advisory fees	146,177
Fund administration fees	26,216
Distribution fees	22,880
Administrative servicing fees	36,582
Accounting and transfer agent fees	107
Trustee fees	100
Custodian fees	5,039
Compliance program costs (Note 3)	290
Professional fees	20,061
Printing fees	8,151
Other	4,308

Total Liabilities	2,053,375

Net Assets	$280,229,638

Represented by:
Capital	$227,414,285
Total distributable earnings (loss)	52,815,353

Net Assets	$280,229,638

Net Assets:
Class I Shares	$174,342,862
Class II Shares	105,886,776

Total	$280,229,638

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	22,261,147
Class II Shares	13,687,553

Total	35,948,700

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$7.83
Class II Shares	$7.74

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT Real Estate Fund
INVESTMENT INCOME:
Dividend income	$6,904,961
Interest income	51,048

Total Income	6,956,009

EXPENSES:
Investment advisory fees	1,897,045
Fund administration fees	141,504
Distribution fees Class II Shares	247,267
Administrative servicing fees Class I Shares	258,149
Administrative servicing fees Class II Shares	148,361
Professional fees	40,147
Printing fees	19,222
Trustee fees	9,937
Custodian fees	9,700
Accounting and transfer agent fees	450
Compliance program costs (Note 3)	1,135
Other	4,849

Total expenses before fees waived	2,777,766

Investment advisory fees waived (Note 3)	(35,235)
Investment advisory fees voluntarily waived (Note 3)	(207,604)

Net Expenses	2,534,927

NET INVESTMENT INCOME	4,421,082

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	6,697,200
Net change in unrealized appreciation/depreciation in the value of investment securities	58,163,839

Net realized/unrealized gains	64,861,039

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$69,282,121

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Real Estate Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$4,421,082	$4,838,951
Net realized gains (losses)	6,697,200	(3,718,696)
Net change in unrealized appreciation/depreciation	58,163,839	(10,922,778)

Change in net assets resulting from operations	69,282,121	(9,802,523)

Distributions to Shareholders From:
Distributable earnings:
Class I	(2,865,898)	(3,023,683)
Class II	(1,543,767)	(1,457,069)

Change in net assets from shareholder distributions	(4,409,665)	(4,480,752)

Change in net assets from capital transactions	(17,339,936)	(28,461,631)

Change in net assets	47,532,520	(42,744,906)

Net Assets:
Beginning of year	232,697,118	275,442,024

End of year	$280,229,638	$232,697,118

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,083,228	$4,901,406
Dividends reinvested	2,865,898	3,023,683
Cost of shares redeemed	(28,533,076)	(27,516,228)

Total Class I Shares	(17,583,950)	(19,591,139)

Class II Shares
Proceeds from shares issued	17,679,149	3,674,437
Dividends reinvested	1,543,767	1,457,069
Cost of shares redeemed	(18,978,902)	(14,001,998)

Total Class II Shares	244,014	(8,870,492)

Change in net assets from capital transactions	$(17,339,936)	$(28,461,631)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,074,363	786,459
Reinvested	370,272	469,303
Redeemed	(3,842,606)	(4,324,796)

Total Class I Shares	(2,397,971)	(3,069,034)

Class II Shares
Issued	2,378,389	583,730
Reinvested	201,805	228,978
Redeemed	(2,592,830)	(2,214,990)

Total Class II Shares	(12,636)	(1,402,282)

Total change in shares	(2,410,607)	(4,471,316)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Real Estate Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$6.09	0.13	1.74	1.87	(0.13)	–	(0.13)	$7.83	30.70%		$174,342,862	0.84%	1.71%	0.93%	44.83%
Year Ended December 31, 2018	$6.46	0.13	(0.38)	(0.25)	(0.12)	–	(0.12)	$6.09	(3.92%	)	$150,214,121	0.86%	1.98%	0.95%	51.83%
Year Ended December 31, 2017	$6.30	0.11	0.29	0.40	(0.14)	(0.10)	(0.24)	$6.46	6.50%		$179,042,374	0.89%	1.74%	0.93%	157.57%
Year Ended December 31, 2016	$6.49	0.10	0.39	0.49	(0.13)	(0.55)	(0.68)	$6.30	7.35%		$191,314,926	0.92%	1.48%	0.93%	109.27%
Year Ended December 31, 2015	$8.47	0.21	(0.78)	(0.57)	(0.19)	(1.22)	(1.41)	$6.49	(5.36%	)	$203,155,482	0.91%	2.75%	0.93%	81.74%

Class II Shares
Year Ended December 31, 2019	$6.02	0.11	1.72	1.83	(0.11)	–	(0.11)	$7.74	30.44%		$105,886,776	1.09%	1.48%	1.18%	44.83%
Year Ended December 31, 2018	$6.38	0.11	(0.36)	(0.25)	(0.11)	–	(0.11)	$6.02	(4.06%	)	$82,482,997	1.11%	1.73%	1.20%	51.83%
Year Ended December 31, 2017	$6.23	0.10	0.28	0.38	(0.13)	(0.10)	(0.23)	$6.38	6.14%		$96,399,650	1.14%	1.49%	1.18%	157.57%
Year Ended December 31, 2016	$6.42	0.08	0.39	0.47	(0.11)	(0.55)	(0.66)	$6.23	7.18%		$97,537,254	1.17%	1.23%	1.18%	109.27%
Year Ended December 31, 2015	$8.40	0.19	(0.78)	(0.59)	(0.17)	(1.22)	(1.39)	$6.42	(5.66%	)	$96,962,239	1.16%	2.47%	1.18%	81.74%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total return do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Real Estate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

14

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair

15

Notes to Financial Statements (Continued)

December 31, 2019

valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not

16

Notes to Financial Statements (Continued)

December 31, 2019

require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(d)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Wellington Management Company LLP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

17

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.70%
$500 million up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $35,235, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.70%, after contractual fee waivers was 0.69%, and after contractual and voluntary fee waivers was 0.61%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $207,604, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $141,504 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative

18

Notes to Financial Statements (Continued)

December 31, 2019

net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,135.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $406,510.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration

19

Notes to Financial Statements (Continued)

December 31, 2019

of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $120,067,943 and sales of $136,505,109 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2019, the Fund recaptured $3,242 of brokerage commissions.

20

Notes to Financial Statements (Continued)

December 31, 2019

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,409,665	$—	$4,409,665	$—	$4,409,665

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,480,752	$—	$4,480,752	$—	$4,480,752

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$821,950	$1,235,439	$2,057,389	$—	$50,757,964	$52,815,353

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$226,604,189	$53,123,046	$(2,365,082)	$50,757,964

As of December 31, 2019 for federal income tax purposes, the Fund has capital loss carryforwards of $0 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

During the year ended December 31, 2019, the Fund had capital loss carryforwards that were utilized of $5,986,368 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Real Estate Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

22

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

23

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

24

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

25

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 5.55%.

26

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

27

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

28

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

31

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

32

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

34

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

35

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2019

NVIT International Equity Fund

AR-IE 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT International Equity Fund

For the annual period ended December 31, 2019, the NVIT International Equity Fund (Class I) returned 19.12%* versus 21.51% for its benchmark, the MSCI ACWI ex USA. For broader comparison, the median return for the Fund’s Morningstar® peer category, Foreign Large Blend (consisting of 125 funds as of December 31, 2019), was 21.44% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The non-U.S. equity markets rallied in 2019 despite a torrent of headwinds including the ongoing trade war between the United States and China, three missed Brexit deadlines, increasingly violent protests in Hong Kong, attacks on the Saudi oil fields, increasing populism throughout Europe, heightened stimulus from the Bank of Japan and slowing growth in China. Continental European markets led the rally, as resilient consumer spending more than offset weakness in the manufacturing sector and fears of recession appear to have been pushed further out. By contrast, Asian markets were comparatively weak, dominated by the adverse reaction to the Hong Kong protests. Gold and oil prices both appreciated in the period despite supply concerns and lack of any inflation pressures.

In terms of the market, leadership was not broadly based, as 28% of the benchmark constituents posted a negative return for the year. The rally in the beginning of the year was largely confined to larger, well-capitalized stocks with strong financials through August, as investors heavily favored large- and mega-capitalization companies with stable cash flows. In September, investor attitude shifted to a “risk on” posture, and more economically sensitive stocks carried the rally through the fourth quarter of 2019 with broader market participation. For the year, Information Technology stocks were the dominant sector with a return of over 40%. Healthcare stocks, particularly the Equipment and Service segments, also were some of the market leaders. By contrast, Energy stocks lagged the benchmark by 6.6% despite a 30% increase in oil prices in the year. Communication Services stocks also fell short of the benchmark with an 11.8% return.

The Fund trailed its benchmark by 2.4%. The underperformance was attributed to stock selection, as the Fund outperformed the index in only four of eleven sectors for the year. Communication Services and Financials were the best-performing sectors, while Consumer Staples and Industrials detracted the most. The Fund’s residual cash position also hurt the Fund’s performance. Regionally, stock selection was strongest in Asia ex Japan and emerging Asia, notably China, and weakest in Europe and Japan.

Stocks that had the greatest positive impact on the Fund’s performance for the year included Taiwan Semiconductor Manufacturing, which rebounded from the fourth-quarter 2018 sell-off. A favorable August revenue report and several analyst upgrades to the stock helped to propel the stock. Growth in smartphone content needs and improved margins are expected to raise earnings growth back to double digits. The company raised its 2019 capital spending plan by up to $5 billion and forecast a nearly 10% rise in fourth-quarter revenue on strong demand for faster mobile chips and new high-end smartphones. CSL, an Australian biotechnology company with specialty in blood diseases such as hemophilia, enjoyed solid earnings growth in the period, increasing by over 50% in the past year. It remains the clear market leader in plasma-derived therapies. We recently have reduced the Fund’s position, taking advantage of the run-up in price. Enel, which controls Spanish energy group Endesa, painted an upbeat outlook after posting a strong rise in earnings in the first six months of the year, driven by its green energy and network businesses. Enel is investing heavily in renewable energy and distribution grids to fuel future growth.

Detractors for the year included Imperial Brands, which struggled as sales of its vaping products have disappointed. While such sales represented a small component of the company’s revenue, they were supposed to be one of its future growth engines. We reduced the Fund’s position. Japan Post Holdings, a postal and financial services group, announced it mis-sold around 183,000 insurance policies to customers over the past five years, double the number previously

3

Fund Commentary (cont.)	NVIT International Equity Fund

announced. The company pledged to investigate all 30 million of its insurance policies after cases surfaced in which customers were left at a disadvantage after contract renewal and similar policies were sold to the same individual. Ipsen is facing an unexpected early generic threat to its oncology drug, Somatuline, which does not enjoy intellectual property protection in Europe. The company reported a favorable second quarter and raised guidance, but the generic overhang continues to add significant uncertainty around the stock. We sold the Fund’s position.

At the start of 2020, economic conditions appear favorable for a continuation of the strong equity markets of 2019. A confident consumer, accommodative central bank policies, low global inflation and resumption of corporate earnings growth provide a strong foundation for continued market growth. Evaluating the geopolitical landscape produces a far less optimistic picture. Ongoing trade wars, escalating tensions in the mid-East, impeachment proceedings/U.S. elections, unrest in Hong Kong, the economic impact of Brexit, escalating government deficits and a slowing, more domestically oriented China economy are areas of concern for 2020. Equity valuations remain high but, in the context of fixed-income alternatives, do not appear extreme. In short, we remain favorable on the equity markets although with return expectations in the high single digits characterized by increased market volatility. By focusing on a systematic, fundamentally driven bottom-up investment approach, we continue to seek stocks that we believe present the best chance to outperform regardless of the market environment.

During the year, the Fund held no derivatives.

Subadviser:

Lazard Asset Management LLC

Portfolio Managers:

Taras Ivanenko, Ph.D.; Paul Moghtader; and Susanne Willumsen

* High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund uses both a growth style and a value style of investing and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT International Equity Fund

Asset Allocation1

Common Stocks	98.3%
Repurchase Agreements	1.0%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries2

Banks	11.4%
Oil, Gas & Consumable Fuels	6.8%
Pharmaceuticals	6.2%
Insurance	5.8%
Metals & Mining	4.1%
Semiconductors & Semiconductor Equipment	3.4%
Technology Hardware, Storage & Peripherals	3.2%
Machinery	3.1%
Food Products	2.8%
Real Estate Management & Development	2.6%
Other Industries#	50.6%
100.0%

Top Holdings2

Taiwan Semiconductor Manufacturing Co. Ltd.	3.1%
Roche Holding AG	2.9%
Samsung Electronics Co. Ltd.	2.6%
Unilever NV	2.3%
CSL Ltd.	2.1%
Allianz SE (Registered)	2.0%
TOTAL SA	1.7%
Enel SpA	1.6%
CNOOC Ltd.	1.6%
Infosys Ltd., ADR	1.5%
Other Holdings#	78.6%
100.0%

Top Countries2

Japan	16.1%
United Kingdom	10.9%
China	10.5%
Switzerland	6.2%
France	6.1%
Canada	5.8%
Germany	5.5%
Australia	5.5%
Taiwan	3.8%
South Korea	3.6%
Other Countries#	26.0%
100.0%

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT International Equity Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	19.12%	4.88%	5.81%
Class II2	18.91%	4.63%	5.54%
MSCI ACWI ex USA	21.51%	5.51%	4.97%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.13%	1.12%
Class II	1.38%	1.37%

^

Current effective prospectus dated April 30, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	NVIT International Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT International Equity Fund versus performance of the MSCI ACWI ex USA over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT International Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Equity Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,068.30	5.84	1.12
	Hypothetical	(b)(c)	1,000.00	1,019.56	5.70	1.12
Class II Shares	Actual	(b)	1,000.00	1,066.40	7.14	1.37
	Hypothetical	(b)(c)	1,000.00	1,018.30	6.97	1.37

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT International Equity Fund

Common Stocks 98.3%

	Shares	Value

ARGENTINA 0.1%
Banks 0.1%
Banco Macro SA, ADR	4,109	$148,951

AUSTRALIA 5.5%
Airlines 0.6%
Qantas Airways Ltd.	120,355	601,307

Biotechnology 2.2%
CSL Ltd.	11,489	2,229,684

Capital Markets 0.4%
ASX Ltd.	3,469	191,314
Magellan Financial Group Ltd.	4,851	194,656

		385,970

Metals & Mining 1.4%
Fortescue Metals Group Ltd.	111,725	842,080
Regis Resources Ltd.	83,184	252,441
Rio Tinto Ltd.	5,815	411,248

		1,505,769

Oil, Gas & Consumable Fuels 0.5%
Beach Energy Ltd.	89,914	159,083
Santos Ltd.	70,354	404,920

		564,003

Specialty Retail 0.4%
JB Hi-Fi Ltd.	6,077	160,955
Super Retail Group Ltd.	38,087	271,273

		432,228

		5,718,961

AUSTRIA 0.5%
Banks 0.5%
Erste Group Bank AG*	13,482	507,085

BELGIUM 0.4%
Media 0.4%
Telenet Group Holding NV	8,773	395,171

BRAZIL 1.7%
Electric Utilities 0.1%
CPFL Energia SA	13,000	112,873

Food Products 0.3%
Minerva SA*	90,200	287,755

Insurance 0.5%
IRB Brasil Resseguros S/A	53,900	522,261

Metals & Mining 0.6%
Vale SA, ADR*	45,693	603,147

Oil, Gas & Consumable Fuels 0.2%
Petroleo Brasileiro SA (Preference)	28,600	214,048

		1,740,084

CANADA 5.8%
Airlines 0.4%
Air Canada*	11,483	428,971

Auto Components 0.8%
Magna International, Inc.	16,120	883,866

Banks 1.9%
National Bank of Canada	3,730	207,045
Royal Bank of Canada	8,389	663,794

Common Stocks (continued)

	Shares	Value

CANADA (continued)
Banks (continued)
Toronto-Dominion Bank (The)	18,426	$1,033,433

		1,904,272

Media 0.3%
Cogeco Communications, Inc.	3,431	299,095

Metals & Mining 1.0%
Kirkland Lake Gold Ltd. (a)	9,449	416,511
Teck Resources Ltd., Class B	36,822	638,583

		1,055,094

Software 1.2%
Constellation Software, Inc.	1,277	1,240,231

Trading Companies & Distributors 0.2%
Toromont Industries Ltd.	3,753	204,015

		6,015,544

CHINA 10.4%
Banks 0.8%
China Merchants Bank Co. Ltd., Class H	164,500	847,884

Building Products 0.3%
China Lesso Group Holdings Ltd.	207,000	265,748

Construction Materials 1.0%
Anhui Conch Cement Co. Ltd., Class H	125,500	917,052
China Resources Cement Holdings Ltd.	98,000	124,837

		1,041,889

Diversified Telecommunication Services 0.8%
China Telecom Corp. Ltd., Class H	1,276,000	523,694
China Unicom Hong Kong Ltd.	314,000	296,414

		820,108

Electronic Equipment, Instruments & Components 0.2%
Sunny Optical Technology Group Co. Ltd.	14,600	253,349

Entertainment 0.1%
Tencent Music Entertainment Group, ADR* (a)	12,187	143,075

Gas Utilities 0.3%
ENN Energy Holdings Ltd.	32,200	352,064

Insurance 0.5%
Ping An Insurance Group Co. of China Ltd., Class H (a)	45,000	533,082

Interactive Media & Services 0.6%
Tencent Holdings Ltd.	12,700	612,630

Internet & Direct Marketing Retail 1.0%
Alibaba Group Holding Ltd., ADR*	2,928	621,029
Vipshop Holdings Ltd., ADR*	27,932	395,796

		1,016,825

Machinery 1.1%
Sinotruk Hong Kong Ltd.	177,500	378,762
Weichai Power Co. Ltd., Class H	221,000	467,592
Yangzijiang Shipbuilding Holdings Ltd.	326,100	272,453

		1,118,807

Oil, Gas & Consumable Fuels 1.9%
CNOOC Ltd.	1,022,000	1,703,345
PetroChina Co. Ltd., Class H	576,000	289,156

		1,992,501

9

Statement of Investments (Continued)

December 31, 2019

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Pharmaceuticals 0.5%
CSPC Pharmaceutical Group Ltd.	210,000	$501,250

Real Estate Management & Development 1.0%
China Resources Land Ltd.	56,000	279,029
Country Garden Holdings Co. Ltd.	497,000	798,622

		1,077,651

Textiles, Apparel & Luxury Goods 0.3%
Li Ning Co. Ltd.	118,000	353,696

		10,930,559

COLOMBIA 0.2%
Oil, Gas & Consumable Fuels 0.2%
Ecopetrol SA, ADR	11,982	239,161

DENMARK 2.0%
Health Care Equipment & Supplies 1.3%
Coloplast A/S, Class B	11,535	1,434,065

Pharmaceuticals 0.5%
Novo Nordisk A/S, Class B	8,189	474,959

Software 0.2%
SimCorp A/S	1,675	190,327

		2,099,351

FRANCE 6.0%
Airlines 0.4%
Air France-KLM*	33,777	376,025

Auto Components 0.1%
Valeo SA	3,357	118,862

Automobiles 1.3%
Peugeot SA	56,825	1,360,921

Banks 0.5%
BNP Paribas SA	9,186	546,817

Electrical Equipment 0.8%
Schneider Electric SE	8,121	835,392

Health Care Providers & Services 0.1%
Korian SA	2,513	118,456

Oil, Gas & Consumable Fuels 1.9%
Gaztransport Et Technigaz SA	2,847	273,694
TOTAL SA	32,394	1,790,166

		2,063,860

Personal Products 0.1%
L’Oreal SA	293	87,013

Textiles, Apparel & Luxury Goods 0.8%
Hermes International	1,085	811,953

		6,319,299

GERMANY 5.5%
Aerospace & Defense 1.1%
MTU Aero Engines AG	4,159	1,187,630

Auto Components 0.9%
Continental AG	6,480	841,483
Schaeffler AG (Preference)	11,251	122,159

		963,642

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Chemicals 0.2%
Covestro AG Reg. S (b)	3,778	$175,624

Entertainment 0.4%
CTS Eventim AG & Co. KGaA	7,053	443,390

Industrial Conglomerates 0.6%
Rheinmetall AG	5,119	588,665

Insurance 2.0%
Allianz SE (Registered)	8,292	2,033,287

Textiles, Apparel & Luxury Goods 0.3%
adidas AG	1,031	335,082

		5,727,320

HONG KONG 1.2%
Equity Real Estate Investment Trusts (REITs) 0.1%
Link REIT	12,500	132,705

Food Products 0.6%
WH Group Ltd. Reg. S (b)	563,000	583,350

Hotels, Restaurants & Leisure 0.1%
Melco International Development Ltd.	40,000	112,584

Industrial Conglomerates 0.1%
Jardine Matheson Holdings Ltd.	2,000	109,200

Machinery 0.3%
Techtronic Industries Co. Ltd.	43,000	351,860

		1,289,699

INDIA 1.9%
Banks 0.2%
HDFC Bank Ltd., ADR	3,318	210,262

IT Services 1.7%
Infosys Ltd., ADR	151,872	1,567,319
Wipro Ltd., ADR	46,256	173,460

		1,740,779

		1,951,041

INDONESIA 0.6%
Banks 0.3%
Bank Rakyat Indonesia Persero Tbk. PT	914,200	288,520

Tobacco 0.3%
Gudang Garam Tbk. PT	80,900	308,128

		596,648

ISRAEL 0.6%
Banks 0.6%
Israel Discount Bank Ltd., Class A	136,506	633,533

ITALY 2.1%
Electric Utilities 1.6%
Enel SpA	215,196	1,711,971

Insurance 0.5%
Poste Italiane SpA Reg. S (b)	45,427	515,580

		2,227,551

JAPAN 16.1%
Banks 2.6%
Fukuoka Financial Group, Inc.	42,600	813,160
Mitsubishi UFJ Financial Group, Inc.	215,400	1,164,152

10

Statement of Investments (Continued)

December 31, 2019

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Banks (continued)
Sumitomo Mitsui Trust Holdings, Inc.	16,400	$647,177

		2,624,489

Building Products 0.1%
AGC, Inc.	3,300	117,754

Chemicals 1.4%
Shin-Etsu Chemical Co. Ltd.	11,600	1,271,774
Showa Denko KK (a)	9,000	237,068

		1,508,842

Diversified Financial Services 1.0%
ORIX Corp.	61,300	1,020,361

Entertainment 0.2%
Nintendo Co. Ltd.	400	161,459

Equity Real Estate Investment Trusts (REITs) 0.1%
MCUBS MidCity Investment Corp.	125	135,755

Food & Staples Retailing 0.4%
Seven & i Holdings Co. Ltd.	10,700	391,500

Insurance 2.3%
Dai-ichi Life Holdings, Inc.	57,800	951,906
Japan Post Holdings Co. Ltd.	121,600	1,142,062
MS&AD Insurance Group Holdings, Inc.	10,100	332,554

		2,426,522

Interactive Media & Services 0.8%
Dip Corp. (a)	15,300	452,093
Kakaku.com, Inc.	13,000	334,191

		786,284

Machinery 1.1%
Mitsubishi Heavy Industries Ltd.	22,300	862,457
Sumitomo Heavy Industries Ltd.	8,400	238,115

		1,100,572

Pharmaceuticals 0.8%
Chugai Pharmaceutical Co. Ltd.	3,800	349,995
Shionogi & Co. Ltd.	8,000	494,266

		844,261

Real Estate Management & Development 1.6%
Daito Trust Construction Co. Ltd.	2,500	309,627
Daiwa House Industry Co. Ltd.	42,500	1,316,715

		1,626,342

Road & Rail 1.4%
East Japan Railway Co.	12,500	1,128,299
West Japan Railway Co.	4,100	354,039

		1,482,338

Specialty Retail 0.1%
United Arrows Ltd.	5,400	152,932

Technology Hardware, Storage & Peripherals 0.5%
FUJIFILM Holdings Corp.	12,000	572,184

Wireless Telecommunication Services 1.7%
KDDI Corp.	6,900	205,274
NTT DOCOMO, Inc.	55,100	1,539,788

		1,745,062

		16,696,657

Common Stocks (continued)

	Shares	Value

LUXEMBOURG 0.1%
Capital Markets 0.1%
Reinet Investments SCA	5,675	$112,445

MACAU 1.0%
Hotels, Restaurants & Leisure 1.0%
Galaxy Entertainment Group Ltd.	34,000	250,607
Sands China Ltd.	143,600	770,067

		1,020,674

MALAYSIA 0.1%
Food Products 0.1%
Nestle Malaysia Bhd.	3,200	114,997

MEXICO 0.8%
Food & Staples Retailing 0.5%
Wal-Mart de Mexico SAB de CV	212,700	609,161

Wireless Telecommunication Services 0.3%
America Movil SAB de CV, Class L, ADR	16,595	265,520

		874,681

NETHERLANDS 1.9%
Banks 0.2%
ING Groep NV	19,993	240,277

Diversified Financial Services 0.5%
EXOR NV	6,547	507,736

Electrical Equipment 0.3%
Signify NV Reg. S (b)	9,166	286,625

Oil, Gas & Consumable Fuels 0.3%
Royal Dutch Shell plc, Class A	11,999	356,664

Professional Services 0.6%
Wolters Kluwer NV	7,845	573,416

		1,964,718

NORWAY 0.2%
Oil, Gas & Consumable Fuels 0.2%
Aker BP ASA	4,930	161,743

POLAND 0.1%
Wireless Telecommunication Services 0.1%
PLAY Communications SA Reg. S (b)	15,851	146,266

RUSSIA 1.7%
Banks 0.8%
Sberbank of Russia PJSC, ADR	49,267	810,638

Oil, Gas & Consumable Fuels 0.9%
Lukoil PJSC, ADR	7,114	702,223
Lukoil PJSC, ADR	1,381	137,192
Transneft PJSC (Preference)	41	116,675

		956,090

		1,766,728

SINGAPORE 0.2%
Aerospace & Defense 0.2%
Singapore Technologies Engineering Ltd.	71,700	210,255

SOUTH AFRICA 2.1%
Banks 0.5%
Capitec Bank Holdings Ltd. (a)	1,122	115,948

11

Statement of Investments (Continued)

December 31, 2019

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

SOUTH AFRICA (continued)
Banks (continued)
Standard Bank Group Ltd.	33,374	$401,653

		517,601

Diversified Financial Services 0.2%
FirstRand Ltd.	42,994	193,360

Food & Staples Retailing 0.2%
Clicks Group Ltd.	10,163	186,364

Metals & Mining 1.1%
Anglo American Platinum Ltd.	5,532	516,562
Anglo American plc	22,793	657,848

		1,174,410

Oil, Gas & Consumable Fuels 0.1%
Exxaro Resources Ltd.	12,539	117,344

		2,189,079

SOUTH KOREA 3.6%
Chemicals 0.3%
Dongjin Semichem Co. Ltd.*	8,472	122,306
Soulbrain Co. Ltd.*	2,228	162,545

		284,851

Diversified Telecommunication Services 0.2%
LG Uplus Corp.*	15,917	195,264

Technology Hardware, Storage & Peripherals 2.6%
Samsung Electronics Co. Ltd.	56,900	2,741,688

Tobacco 0.5%
KT&G Corp.	6,660	539,899

		3,761,702

SPAIN 1.7%
Banks 0.6%
Banco Bilbao Vizcaya Argentaria SA	110,890	624,916

Electric Utilities 0.5%
Iberdrola SA	62,786	646,636

IT Services 0.3%
Amadeus IT Group SA	3,532	289,401

Specialty Retail 0.3%
Industria de Diseno Textil SA	7,526	266,593

		1,827,546

SWEDEN 1.9%
Banks 0.3%
Skandinaviska Enskilda Banken AB, Class A	34,228	321,986

Hotels, Restaurants & Leisure 0.6%
Evolution Gaming Group AB Reg. S (b)	16,353	492,112
NetEnt AB*	44,310	122,510

		614,622

Machinery 0.6%
Atlas Copco AB, Class A	4,631	184,604
SKF AB, Class B	6,421	130,089
Volvo AB, Class B	23,257	390,287

		704,980

Media 0.2%
Nordic Entertainment Group AB, Class B	5,002	161,745

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Tobacco 0.2%
Swedish Match AB	3,747	$193,172

		1,996,505

SWITZERLAND 6.1%
Building Products 0.3%
Geberit AG (Registered)	596	334,587

Capital Markets 0.6%
Partners Group Holding AG	738	676,354

Food Products 0.8%
Nestle SA (Registered)	8,108	878,392

Pharmaceuticals 4.4%
Novartis AG (Registered)	15,756	1,492,761
Roche Holding AG	9,389	3,044,458

		4,537,219

		6,426,552

TAIWAN 3.7%
Electronic Equipment, Instruments & Components 0.3%
Largan Precision Co. Ltd.	2,000	334,179

Semiconductors & Semiconductor Equipment 3.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	292,000	3,233,746

Textiles, Apparel & Luxury Goods 0.3%
Feng TAY Enterprise Co. Ltd.	50,600	329,283

		3,897,208

THAILAND 0.6%
Oil, Gas & Consumable Fuels 0.3%
PTT Exploration & Production PCL	97,400	402,696

Specialty Retail 0.3%
PTG Energy PCL	510,700	273,173

		675,869

TURKEY 0.4%
Diversified Telecommunication Services 0.4%
Turk Telekomunikasyon A/S*	303,564	376,453

UNITED KINGDOM 10.8%
Airlines 0.9%
International Consolidated Airlines Group SA	111,834	914,328

Automobiles 0.1%
Fiat Chrysler Automobiles NV	9,230	136,698

Banks 1.7%
Lloyds Banking Group plc	742,937	620,076
Royal Bank of Scotland Group plc	316,786	1,015,349
Standard Chartered plc	17,964	169,663

		1,805,088

Beverages 0.2%
Britvic plc	14,394	172,749

Entertainment 0.1%
Cineworld Group plc (a)	49,374	143,374

Food Products 0.8%
Associated British Foods plc	12,488	432,621

12

Statement of Investments (Continued)

December 31, 2019

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Food Products (continued)
Tate & Lyle plc	41,215	$415,418

		848,039

Hotels, Restaurants & Leisure 0.9%
Compass Group plc	36,628	917,563

Interactive Media & Services 0.2%
Auto Trader Group plc Reg. S (b)	20,889	165,087

Internet & Direct Marketing Retail 0.2%
Moneysupermarket.com Group plc	49,867	218,927

Leisure Products 0.2%
Games Workshop Group plc	2,727	220,679

Personal Products 2.4%
Unilever NV	41,863	2,408,636

Professional Services 1.1%
RELX plc	45,293	1,142,615

Road & Rail 0.1%
Go-Ahead Group plc (The)	4,785	140,000

Semiconductors & Semiconductor Equipment 0.2%
Dialog Semiconductor plc*	4,405	223,191

Specialty Retail 0.3%
Dunelm Group plc	23,397	358,958

Tobacco 0.8%
Imperial Brands plc	33,804	837,611

Trading Companies & Distributors 0.4%
Howden Joinery Group plc	41,588	372,749

Wireless Telecommunication Services 0.2%
Vodafone Group plc	127,611	247,740

		11,274,032

UNITED STATES 0.7%
Food Products 0.2%
JBS SA	28,000	179,732

Leisure Products 0.4%
BRP, Inc.	10,035	457,179

Software 0.1%
CyberArk Software Ltd.* (a)	991	115,531

		752,442

Total Common Stocks (cost $89,315,154)		102,786,510

Repurchase Agreements 1.0%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $77,716, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $79,263. (c)(d)	$77,709	77,709

Repurchase Agreements (continued)

	Principal Amount	Value

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $200,019, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $204,000. (c)(d)	$200,000	$200,000
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $800,069, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $816,000. (c)(d)	800,000	800,000

Total Repurchase Agreements (cost $1,077,709)		1,077,709

Total Investments (cost $90,392,863) — 99.3%		103,864,219

Other assets in excess of liabilities — 0.7%		739,554

NET ASSETS — 100.0%		$104,603,773

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $1,442,706, which was collateralized by cash used to purchase repurchase agreements with a total value of $1,077,709 and by $438,697 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/16/2020 - 5/15/2048, a total value of $1,516,406.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $2,364,644 which represents 2.26% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $1,077,709.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

13

Statement of Investments (Continued)

December 31, 2019

NVIT International Equity Fund (Continued)

ADR	American Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2019

NVIT International Equity Fund
Assets:
Investment securities, at value* (cost $89,315,154)	$102,786,510
Repurchase agreement, at value (cost $1,077,709)	1,077,709
Cash	1,677,271
Interest and dividends receivable	163,589
Security lending income receivable	450
Receivable for capital shares issued	68,138
Reclaims receivable	162,468
Prepaid expenses	170

Total Assets	105,936,305

Liabilities:
Payable for capital shares redeemed	89,654
Foreign currency overdraft payable (cost $4,901)	4,941
Payable upon return of securities loaned (Note 2)	1,077,709
Accrued expenses and other payables:
Investment advisory fees	69,358
Fund administration fees	21,919
Distribution fees	10,096
Administrative servicing fees	15,079
Accounting and transfer agent fees	139
Trustee fees	100
Deferred capital gain country tax	152
Custodian fees	2,489
Compliance program costs (Note 3)	106
Professional fees	22,349
Printing fees	3,794
Other	14,647

Total Liabilities	1,332,532

Net Assets	$104,603,773

Represented by:
Capital	$93,128,804
Total distributable earnings (loss)	11,474,969

Net Assets	$104,603,773

Net Assets:
Class I Shares	$56,388,546
Class II Shares	48,215,227

Total	$104,603,773

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,184,305
Class II Shares	4,473,794

Total	9,658,099

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.88
Class II Shares	$10.78

*	Includes value of securities on loan of $1,442,706 (Note 2).

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2019

NVIT International Equity Fund
INVESTMENT INCOME:
Dividend income	$3,727,510
Income from securities lending (Note 2)	33,358
Interest income	20,614
Foreign tax withholding	(375,971)

Total Income	3,405,511

EXPENSES:
Investment advisory fees	834,705
Fund administration fees	101,748
Distribution fees Class II Shares	118,854
Administrative servicing fees Class I Shares	85,194
Administrative servicing fees Class II Shares	71,313
Professional fees	55,248
Printing fees	12,888
Trustee fees	3,836
Custodian fees	5,912
Accounting and transfer agent fees	7,895
Compliance program costs (Note 3)	437
Other	2,267

Total expenses before fees waived	1,300,297

Investment advisory fees waived (Note 3)	(10,435)

Net Expenses	1,289,862

NET INVESTMENT INCOME	2,115,649

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	(2,262,089)
Foreign currency transactions (Note 2)	(25,513)

Net realized losses	(2,287,602)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	18,196,306
Translation of assets and liabilities denominated in foreign currencies	2,922

Net change in unrealized appreciation/depreciation	18,199,228

Net realized/unrealized gains	15,911,626

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,027,275

†	Net of capital gain country taxes of $2,958.

††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $794.

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT International Equity Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$2,115,649	$2,132,672
Net realized gains (losses)	(2,287,602)	4,690,885
Net change in unrealized appreciation/depreciation	18,199,228	(23,578,717)

Change in net assets resulting from operations	18,027,275	(16,755,160)

Distributions to Shareholders From:
Distributable earnings:
Class I	(3,885,398)	(1,611,871)
Class II	(3,197,637)	(1,174,660)

Change in net assets from shareholder distributions	(7,083,035)	(2,786,531)

Change in net assets from capital transactions	(5,073,654)	(6,103,619)

Change in net assets	5,870,586	(25,645,310)

Net Assets:
Beginning of year	98,733,187	124,378,497

End of year	$104,603,773	$98,733,187

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,714,209	$8,122,367
Dividends reinvested	3,885,398	1,611,871
Cost of shares redeemed	(12,607,000)	(13,016,476)

Total Class I Shares	(4,007,393)	(3,282,238)

Class II Shares
Proceeds from shares issued	3,979,526	6,878,616
Dividends reinvested	3,197,637	1,174,660
Cost of shares redeemed	(8,243,424)	(10,874,657)

Total Class II Shares	(1,066,261)	(2,821,381)

Change in net assets from capital transactions	$(5,073,654)	$(6,103,619)

SHARE TRANSACTIONS:
Class I Shares
Issued	443,553	711,380
Reinvested	381,415	152,987
Redeemed	(1,182,849)	(1,131,169)

Total Class I Shares	(357,881)	(266,802)

Class II Shares
Issued	383,695	604,313
Reinvested	317,517	112,125
Redeemed	(780,923)	(925,068)

Total Class II Shares	(79,711)	(208,630)

Total change in shares	(437,592)	(475,432)

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Equity Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$9.82	0.23	1.59	1.82	(0.28)	(0.48)	(0.76)	$10.88	19.12%		$56,388,546	1.12%	2.14%	1.13%	49.50%
Year Ended December 31, 2018	$11.81	0.23	(1.92)	(1.69)	(0.24)	(0.06)	(0.30)	$9.82	(14.53%	)	$54,406,251	1.12%	1.97%	1.13%	59.73%
Year Ended December 31, 2017	$9.42	0.17	2.41	2.58	(0.19)	–	(0.19)	$11.81	27.45%		$68,605,319	1.10%	1.61%	1.11%	77.86%
Year Ended December 31, 2016	$9.54	0.16	(0.08)	0.08	(0.20)	–	(0.20)	$9.42	0.87%		$57,962,512	1.14%	1.71%	1.15%	84.81%
Year Ended December 31, 2015	$10.30	0.17	(0.49)	(0.32)	(0.05)	(0.39)	(0.44)	$9.54	(3.06%	)	$63,037,658	1.12%	1.66%	1.14%	100.97%

Class II Shares
Year Ended December 31, 2019	$9.73	0.20	1.58	1.78	(0.25)	(0.48)	(0.73)	$10.78	18.91%		$48,215,227	1.37%	1.89%	1.38%	49.50%
Year Ended December 31, 2018	$11.71	0.19	(1.90)	(1.71)	(0.21)	(0.06)	(0.27)	$9.73	(14.80%	)	$44,326,936	1.37%	1.68%	1.38%	59.73%
Year Ended December 31, 2017	$9.35	0.15	2.37	2.52	(0.16)	–	(0.16)	$11.71	27.07%		$55,773,178	1.35%	1.35%	1.36%	77.86%
Year Ended December 31, 2016	$9.47	0.14	(0.08)	0.06	(0.18)	–	(0.18)	$9.35	0.63%		$40,273,681	1.39%	1.47%	1.40%	84.81%
Year Ended December 31, 2015	$10.22	0.14	(0.47)	(0.33)	(0.03)	(0.39)	(0.42)	$9.47	(3.22%	)	$41,330,513	1.38%	1.40%	1.39%	100.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Equity Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

20

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$1,397,885	$—	$1,397,885
Airlines	428,971	1,891,660	—	2,320,631
Auto Components	883,866	1,082,504	—	1,966,370
Automobiles	—	1,497,619	—	1,497,619
Banks	2,263,485	9,768,834	—	12,032,319
Beverages	—	172,749	—	172,749
Biotechnology	—	2,229,684	—	2,229,684
Building Products	—	718,089	—	718,089
Capital Markets	—	1,174,769	—	1,174,769
Chemicals	—	1,969,317	—	1,969,317
Construction Materials	—	1,041,889	—	1,041,889
Diversified Financial Services	—	1,721,457	—	1,721,457
Diversified Telecommunication Services	—	1,391,825	—	1,391,825
Electric Utilities	—	2,471,480	—	2,471,480
Electrical Equipment	—	1,122,017	—	1,122,017
Electronic Equipment, Instruments & Components	—	587,528	—	587,528
Entertainment	143,075	748,223	—	891,298
Equity Real Estate Investment Trusts (REITs)	—	268,460	—	268,460
Food & Staples Retailing	609,161	577,864	—	1,187,025

21

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Food Products	$—	$2,892,265	$—	$2,892,265
Gas Utilities	—	352,064	—	352,064
Health Care Equipment & Supplies	—	1,434,065	—	1,434,065
Health Care Providers & Services	—	118,456	—	118,456
Hotels, Restaurants & Leisure	—	2,665,443	—	2,665,443
Industrial Conglomerates	109,200	588,665	—	697,865
Insurance	—	6,030,732	—	6,030,732
Interactive Media & Services	—	1,564,001	—	1,564,001
Internet & Direct Marketing Retail	1,016,825	218,927	—	1,235,752
IT Services	1,740,779	289,401	—	2,030,180
Leisure Products	457,179	220,679	—	677,858
Machinery	—	3,276,219	—	3,276,219
Media	299,095	556,916	—	856,011
Metals & Mining	1,658,241	2,680,179	—	4,338,420
Oil, Gas & Consumable Fuels	941,384	6,126,726	—	7,068,110
Personal Products	—	2,495,649	—	2,495,649
Pharmaceuticals	—	6,357,689	—	6,357,689
Professional Services	—	1,716,031	—	1,716,031
Real Estate Management & Development	—	2,703,993	—	2,703,993
Road & Rail	—	1,622,338	—	1,622,338
Semiconductors & Semiconductor Equipment	—	3,456,937	—	3,456,937
Software	1,355,762	190,327	—	1,546,089
Specialty Retail	—	1,483,884	—	1,483,884
Technology Hardware, Storage & Peripherals	—	3,313,872	—	3,313,872
Textiles, Apparel & Luxury Goods	—	1,830,014	—	1,830,014
Tobacco	—	1,878,810	—	1,878,810
Trading Companies & Distributors	204,015	372,749	—	576,764
Wireless Telecommunication Services	265,520	2,139,068	—	2,404,588
Total Common Stocks	$12,376,558	$90,409,952	$—	$102,786,510
Repurchase Agreements	$—	$1,077,709	$—	$1,077,709
Total	$12,376,558	$91,487,661	$—	$103,864,219

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of

22

Notes to Financial Statements (Continued)

December 31, 2019

differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn foreign currency balance of $4,941 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(d)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $1,077,709, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities

23

Notes to Financial Statements (Continued)

December 31, 2019

loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

24

Notes to Financial Statements (Continued)

December 31, 2019

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$77,709	$—	$77,709	$(77,709)	$—
Citigroup Global Markets Ltd.	200,000	—	200,000	(200,000)	—
Nomura Securities International, Inc.	800,000	—	800,000	(800,000)	—
Total	$1,077,709	$—	$1,077,709	$(1,077,709)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes, a portion of which may be reclaimable, and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize

25

Notes to Financial Statements (Continued)

December 31, 2019

the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in passive foreign investment companies (PFICs). Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

26

Notes to Financial Statements (Continued)

December 31, 2019

authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Lazard Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.80%
$500 million up to 2 billion	0.75%
$2 billion and more	0.70%

The Trust and NFA have entered into a written contract waiving 0.01% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $10,435, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.80%, and after contractual fee waivers was 0.79%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

27

Notes to Financial Statements (Continued)

December 31, 2019

assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $101,748 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $437.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $156,507.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required

28

Notes to Financial Statements (Continued)

December 31, 2019

under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $50,787,121 and sales of $60,516,600 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In

29

Notes to Financial Statements (Continued)

December 31, 2019

addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,522,588	$4,560,447	$7,083,035	$—	$7,083,035

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,221,470	$565,061	$2,786,531	$—	$2,786,531

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$612,093	$—	$612,093	$(2,501,589)	$13,364,465	$11,474,969

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

30

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$90,499,890	$16,684,686	$(3,320,357)	$13,364,329

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $2,501,589 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

31

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT International Equity Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

32

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

34

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

35

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.03%.

The Fund designates $4,560,447, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $2,504,800 or $0.2593 per outstanding share.

36

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $289,141 or $0.0299 per outstanding share.

37

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

39

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

40

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

41

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

42

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

43

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

44

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

45

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

46

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

47

Annual Report

December 31, 2019

Templeton NVIT International Value Fund

AR-IV 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	Templeton NVIT International Value Fund

For the annual period ended December 31, 2019, the Templeton NVIT International Value Fund (Class I) returned 12.49% versus 21.51% for its benchmark, the MSCI ACWI ex USA. For broader comparison, the median return for the Fund’s Morningstar® peer category, Foreign Large Value (consisting of 51 funds as of December 31, 2019), was 16.42% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Value stocks posted their worst annual performance for the reporting period ended December 31, 2019, relative to growth since the peak of the Technology, Media and Telecommunications bubble two decades ago, pressuring the Fund, which recorded double-digit absolute gains but underperformed its benchmark for the year.

Stock selection and an overweighting resulted in Communication Services being the most significant sector detractor from relative Fund performance during the reporting period. Luxembourg-based satellite operator SES was one of the sector’s biggest relative detractors; in our view, investors reacted too negatively to a regulatory ruling that we believe will likely prove less value-destructive than initially feared. We remain positive on the stock given its strong balance sheet and healthy dividend yield, as well as our expectation of renewed growth from the firm’s core business over a long-term investment horizon. Shares of Chinese telecommunication firms China Telecom and China Mobile declined amid elevated 5G capital expenditures and continued security scrutiny of Chinese telecommunication services companies. We continue to believe these two stocks offer undemanding valuations, attractive dividend yields and solid competitive positions in a secular growth market.

Stock selection in the Health Care sector and stock selection and an overweighting in the Energy sector also detracted from relative Fund performance for the reporting period. In the Health Care sector, Israeli generic drug maker Teva Pharmaceutical Industries declined amid a series of legal and regulatory setbacks that impaired the balance of risks, which led us to sell the stock. In the energy sector, Italian integrated energy producer Eni declined due to oil price volatility. Considering the company’s underleveraged balance sheet, healthy dividend yield and strong production growth coming from an aggressive exploration strategy, we remain constructive on the stock at what we consider recent modest valuations.

Turning to contributors for the reporting period, stock selection in the Materials sector benefited relative Fund performance. Shares of Canadian mining firm Wheaton Precious Metals rallied as the price of gold broke out of a six-year trading range. Anticipating an eventual move higher in gold prices given record-high debt levels, historically low interest rates, escalating geopolitical turmoil and renewed central bank buying, we have maintained a modest precious metals allocation as a Fund portfolio hedge and diversifier.

Stock selection and an underweighting in the Financials sector also contributed to relative Fund performance for the reporting period, with stock selection among Banks proving particularly helpful. French lender BNP Paribas benefited from solid results at its fixed-income unit and from more benign European economic conditions. We believe BNP Paribas is a diverse, high-quality European bank with an excellent track record of managing credit risk and maintaining profitability in various economic conditions.

From a regional standpoint, stock selection in Europe, particularly in Germany and the UK, detracted from relative Fund performance for the reporting period, as it more than offset a favorable overweighting in the region and relative strength in France and the Netherlands. Stock selection in Asia also hurt the Fund’s performance compared to the benchmark, as relative weakness in China and Japan more than offset relative strength in South Korea.

The Fund did not invest in derivatives during the reporting period.

3

Fund Commentary (cont.)	Templeton NVIT International Value Fund

Subadviser:

Templeton Investment Counsel, LLC

Portfolio Managers:

Antonio T. Docal, CFA; Matthew R. Nagle, CFA; and Peter A. Nori, CFA

The Fund is subject to the risks of investing in equity securities (including small companies and preferred stock). Smaller companies involve greater risk than larger, more-established companies because smaller companies: 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as convertible securities (which change in value as the market value of the underlying stock fluctuates). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Templeton NVIT International Value Fund

Asset Allocation1

Common Stocks	97.0%
Repurchase Agreements	3.6%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Industries2

Banks	15.2%
Pharmaceuticals	10.8%
Oil, Gas & Consumable Fuels	10.8%
Metals & Mining	6.9%
Diversified Telecommunication Services	6.3%
Multi-Utilities	5.3%
Real Estate Management & Development	5.0%
Wireless Telecommunication Services	4.5%
Semiconductors & Semiconductor Equipment	3.9%
Industrial Conglomerates	3.2%
Other Industries#	28.1%
100.0%

Top Countries2

Japan	17.0%
France	14.2%
United Kingdom	13.8%
Germany	11.8%
Netherlands	6.1%
South Korea	6.0%
Canada	5.5%
China	4.7%
Switzerland	2.8%
Hong Kong	2.5%
Other Countries#	15.6%
100.0%

Top Holdings2

Deutsche Telekom AG (Registered)	3.3%
Samsung Electronics Co. Ltd., GDR	3.1%
Standard Chartered plc	3.1%
Vodafone Group plc	2.9%
BNP Paribas SA	2.9%
E.ON SE	2.7%
Takeda Pharmaceutical Co. Ltd.	2.7%
Wheaton Precious Metals Corp.	2.6%
BP plc	2.6%
Veolia Environnement SA	2.5%
Other Holdings#	71.6%
100.0%

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	Templeton NVIT International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I2	12.49%	2.49%	3.34%
MSCI ACWI ex USA	21.51%	5.51%	4.97%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Effective April 30, 2014, Class III Shares were renamed Class I Shares.

Expense Ratios

Expense Ratio^
Class I	1.01%

^	Current effective prospectus dated April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	Templeton NVIT International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Templeton NVIT International Value Fund versus performance of the MSCI ACWI ex USA over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Templeton NVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Templeton NVIT International Value Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,050.30	5.27	1.02
	Hypothetical	(b)(c)	1,000.00	1,020.06	5.19	1.02

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

Templeton NVIT International Value Fund

Common Stocks 97.0%

	Shares	Value

CANADA 5.5%
Metals & Mining 5.0%
Barrick Gold Corp.	259,100	$4,816,669
Wheaton Precious Metals Corp.	172,700	5,138,907

		9,955,576

Oil, Gas & Consumable Fuels 0.5%
Husky Energy, Inc.	120,900	970,142

		10,925,718

CHINA 4.7%
Diversified Telecommunication Services 1.4%
China Telecom Corp. Ltd., Class H (a)	6,606,000	2,711,225

Health Care Providers & Services 0.7%
Sinopharm Group Co. Ltd., Class H	368,400	1,347,464

Interactive Media & Services 1.0%
Baidu, Inc., ADR* (a)	16,120	2,037,568

Wireless Telecommunication Services 1.6%
China Mobile Ltd.	379,500	3,204,417

		9,300,674

DENMARK 1.0%
Marine 1.0%
AP Moller — Maersk A/S, Class B	1,354	1,953,755

FRANCE 14.3%
Auto Components 1.5%
Cie Generale des Etablissements Michelin SCA	24,209	2,969,575

Banks 4.1%
BNP Paribas SA	95,996	5,714,373
Credit Agricole SA	160,332	2,335,876

		8,050,249

Building Products 1.3%
Cie de Saint-Gobain	64,227	2,639,062

Multi-Utilities 2.6%
Veolia Environnement SA	190,936	5,085,972

Oil, Gas & Consumable Fuels 2.3%
TOTAL SA	82,641	4,566,928

Pharmaceuticals 2.5%
Sanofi	48,624	4,883,658

		28,195,444

GERMANY 11.8%
Diversified Telecommunication Services 3.3%
Deutsche Telekom AG (Registered)	405,855	6,632,307

Health Care Providers & Services 1.5%
Fresenius Medical Care AG & Co. KGaA	39,988	2,965,827

Industrial Conglomerates 1.9%
Siemens AG (Registered)	28,357	3,706,825

Multi-Utilities 2.7%
E.ON SE	504,310	5,393,538

Pharmaceuticals 2.4%
Bayer AG (Registered)	38,738	3,166,444
Merck KGaA	12,879	1,524,056

		4,690,500

		23,388,997

Common Stocks (continued)

	Shares	Value

HONG KONG 2.6%
Real Estate Management & Development 2.6%
CK Asset Holdings Ltd.	517,512	$3,750,588
Sun Hung Kai Properties Ltd.	50,000	766,961
Swire Pacific Ltd., Class A	60,000	559,188

		5,076,737

IRELAND 1.1%
Banks 1.1%
Bank of Ireland Group plc	393,999	2,170,777

ITALY 2.2%
Oil, Gas & Consumable Fuels 2.2%
Eni SpA	277,982	4,319,513

JAPAN 17.2%
Automobiles 1.2%
Isuzu Motors Ltd.	204,300	2,406,824

Banks 2.1%
Sumitomo Mitsui Financial Group, Inc.	113,300	4,170,821

Beverages 2.8%
Kirin Holdings Co. Ltd.	172,700	3,766,710
Suntory Beverage & Food Ltd.	44,600	1,865,106

		5,631,816

Electronic Equipment, Instruments & Components 0.6%
Kyocera Corp.	16,200	1,103,974

Food & Staples Retailing 3.0%
Matsumotokiyoshi Holdings Co. Ltd.	58,100	2,264,304
Seven & i Holdings Co. Ltd.	99,400	3,636,922

		5,901,226

Metals & Mining 1.9%
Sumitomo Metal Mining Co. Ltd.	114,600	3,696,242

Pharmaceuticals 3.2%
Astellas Pharma, Inc.	57,100	975,377
Takeda Pharmaceutical Co. Ltd.	134,232	5,317,984

		6,293,361

Real Estate Management & Development 2.4%
Mitsui Fudosan Co. Ltd.	193,300	4,721,146

		33,925,410

LUXEMBOURG 1.7%
Energy Equipment & Services 0.4%
Tenaris SA (a)	74,720	845,020

Media 1.3%
SES SA, FDR	182,738	2,569,323

		3,414,343

NETHERLANDS 6.1%
Banks 2.0%
ING Groep NV	333,090	4,003,090

Oil, Gas & Consumable Fuels 2.2%
Royal Dutch Shell plc, Class B, ADR (a)	61,738	3,702,428
Royal Dutch Shell plc, Class B	20,065	597,888

		4,300,316

Semiconductors & Semiconductor Equipment 1.9%
NXP Semiconductors NV	30,300	3,855,978

		12,159,384

9

Statement of Investments (Continued)

December 31, 2019

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

NORWAY 2.5%
Chemicals 1.5%
Yara International ASA	68,270	$2,844,721

Oil, Gas & Consumable Fuels 1.0%
Equinor ASA	100,953	2,018,909

		4,863,630

SINGAPORE 1.6%
Diversified Telecommunication Services 1.6%
Singapore Telecommunications Ltd.	1,287,000	3,227,428

SOUTH KOREA 6.1%
Banks 2.9%
Hana Financial Group, Inc.	79,385	2,519,837
KB Financial Group, Inc., ADR (a)	78,426	3,244,483

		5,764,320

Technology Hardware, Storage & Peripherals 3.2%
Samsung Electronics Co. Ltd., GDR Reg. S	5,200	6,241,294

		12,005,614

SWITZERLAND 2.8%
Pharmaceuticals 2.8%
Novartis AG (Registered)	20,216	1,915,312
Roche Holding AG	11,330	3,673,843

		5,589,155

TAIWAN 2.0%
Semiconductors & Semiconductor Equipment 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	353,214	3,911,658

UNITED KINGDOM 13.8%
Aerospace & Defense 2.6%
BAE Systems plc	675,290	5,059,673

Banks 3.1%
Standard Chartered plc	658,591	6,220,142

Chemicals 1.3%
Johnson Matthey plc	66,401	2,641,997

Industrial Conglomerates 1.3%
CK Hutchison Holdings Ltd.	273,012	2,608,724

Oil, Gas & Consumable Fuels 2.6%
BP plc	815,223	5,117,439

Wireless Telecommunication Services 2.9%
Vodafone Group plc	2,956,382	5,739,437

		27,387,412

Total Common Stocks (cost $173,422,367)		191,815,649

Repurchase Agreements 3.6%

	Principal Amount	Value

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $2,151,569, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $2,194,409. (b)(c)	$2,151,381	$2,151,381
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $500,573, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $510,000. (b)(c)	500,000	500,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $1,300,123, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $1,326,000. (b)(c)	1,300,000	1,300,000
NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $2,000,615, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $2,040,178. (b)(c)	2,000,000	2,000,000
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $700,061, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $714,000. (b)(c)	700,000	700,000
Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $500,047, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $510,000. (b)(c)	500,000	500,000

Total Repurchase Agreements (cost $7,151,381)		7,151,381

Total Investments (cost $180,573,748) — 100.6%		198,967,030

Liabilities in excess of other assets — (0.6)%		(1,195,524)

NET ASSETS — 100.0%		$197,771,506

*	Denotes a non-income producing security.

10

Statement of Investments (Continued)

December 31, 2019

Templeton NVIT International Value Fund (Continued)

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $9,004,905, which was collateralized by cash used to purchase repurchase agreements with a total value of $7,151,381 and by $2,026,976 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/31/2020 - 2/15/2049, a total value of $9,178,357.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $7,151,381.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

FDR	Fiduciary Depositary Receipt

GDR	Global Depositary Receipt

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2019

Templeton NVIT International Value Fund
Assets:
Investment securities, at value* (cost $173,422,367)	$191,815,649
Repurchase agreement, at value (cost $7,151,381)	7,151,381
Cash	6,166,959
Foreign currencies, at value (cost $206)	206
Interest and dividends receivable	591,494
Security lending income receivable	2,734
Receivable for investments sold	1,701,487
Receivable for capital shares issued	10,495
Reclaims receivable	239,071
Reimbursement from investment adviser (Note 3)	1,842
Prepaid expenses	311

Total Assets	207,681,629

Liabilities:
Payable for investments purchased	2,483,711
Payable for capital shares redeemed	45,274
Payable upon return of securities loaned (Note 2)	7,151,381
Payable for capital gain country tax	835
Accrued expenses and other payables:
Investment advisory fees	124,267
Fund administration fees	23,366
Administrative servicing fees	24,981
Accounting and transfer agent fees	71
Trustee fees	100
Deferred capital gain country tax	148
Custodian fees	4,422
Compliance program costs (Note 3)	203
Professional fees	20,959
Printing fees	6,804
Other	23,601

Total Liabilities	9,910,123

Net Assets	$197,771,506

Represented by:
Capital	$179,782,630
Total distributable earnings (loss)	17,988,876

Net Assets	$197,771,506

Net Assets:
Class I Shares	$197,771,506

Total	$197,771,506

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	19,073,807

Total	19,073,807

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.37

*	Includes value of securities on loan of $9,004,905 (Note 2).

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2019

Templeton NVIT International Value Fund
INVESTMENT INCOME:
Dividend income	$7,433,467
Interest income	95,598
Income from securities lending (Note 2)	60,300
Foreign tax withholding	(676,604)

Total Income	6,912,761

EXPENSES:
Investment advisory fees	1,428,891
Fund administration fees	119,281
Administrative servicing fees Class I Shares	285,780
Professional fees	73,852
Printing fees	17,717
Trustee fees	6,891
Custodian fees	8,423
Accounting and transfer agent fees	7,664
Compliance program costs (Note 3)	795
Other	3,793

Total expenses before expenses reimbursed	1,953,087

Expenses reimbursed by adviser (Note 3)	(6,997)

Net Expenses	1,946,090

NET INVESTMENT INCOME	4,966,671

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 8)†	(1,221,440)
Foreign currency transactions (Note 2)	23,389

Net realized losses	(1,198,051)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	18,715,880
Translation of assets and liabilities denominated in foreign currencies	4,783

Net change in unrealized appreciation/depreciation	18,720,663

Net realized/unrealized gains	17,522,612

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,489,283

†	Net of capital gain country taxes of $57,034.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $47,725.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Templeton NVIT International Value Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$4,966,671	$3,687,187
Net realized gains (losses)	(1,198,051)	17,670,783
Net change in unrealized appreciation/depreciation	18,720,663	(54,785,047)

Change in net assets resulting from operations	22,489,283	(33,427,077)

Distributions to Shareholders From:
Distributable earnings:
Class I	(21,769,249)	(6,310,076)

Change in net assets from shareholder distributions	(21,769,249)	(6,310,076)

Change in net assets from capital transactions	18,369,764	(4,930,831)

Change in net assets	19,089,798	(44,667,984)

Net Assets:
Beginning of year	178,681,708	223,349,692

End of year	$197,771,506	$178,681,708

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$19,168,977	$13,404,544
Dividends reinvested	21,769,249	6,310,076
Cost of shares redeemed	(22,568,462)	(24,645,451)

Total Class I Shares	18,369,764	(4,930,831)

Change in net assets from capital transactions	$18,369,764	$(4,930,831)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,814,352	1,094,817
Reinvested	2,243,233	556,547
Redeemed	(2,108,278)	(2,003,984)

Total Class I Shares	1,949,307	(352,620)

Total change in shares	1,949,307	(352,620)

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Templeton NVIT International Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2019	$10.43	0.28	0.91	1.19	(0.25)	(1.00)	(1.25)	$10.37	12.49%		$197,771,506	1.02%	2.61%	1.02%	40.16%
Year Ended December 31, 2018	$12.78	0.22	(2.20)	(1.98)	(0.24)	(0.13)	(0.37)	$10.43	(15.69%	)	$178,681,708	1.01%	1.75%	1.01%	31.04%
Year Ended December 31, 2017	$10.62	0.22	2.19	2.41	(0.25)	–	(0.25)	$12.78	22.72%		$223,349,692	0.99%	1.82%	0.99%	16.76%
Year Ended December 31, 2016	$10.88	0.23	(0.10)	0.13	(0.23)	(0.16)	(0.39)	$10.62	1.12%		$207,500,262	1.02%	2.19%	1.02%	18.20%
Year Ended December 31, 2015	$12.13	0.22	(0.68)	(0.46)	(0.22)	(0.57)	(0.79)	$10.88	(3.90%	)	$215,574,978	1.02%	1.79%	1.02%	12.38%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Templeton NVIT International Value Fund (the “Fund”), a series of the Trust Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

16

Notes to Financial Statements (Continued)

December 31, 2019

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly

17

Notes to Financial Statements (Continued)

December 31, 2019

reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$5,059,673	$—	$5,059,673
Auto Components	—	2,969,575	—	2,969,575
Automobiles	—	2,406,824	—	2,406,824
Banks	3,244,483	27,134,916	—	30,379,399
Beverages	—	5,631,816	—	5,631,816
Building Products	—	2,639,062	—	2,639,062
Chemicals	—	5,486,718	—	5,486,718
Diversified Telecommunication Services	—	12,570,960	—	12,570,960
Electronic Equipment, Instruments & Components	—	1,103,974	—	1,103,974
Energy Equipment & Services	—	845,020	—	845,020
Food & Staples Retailing	—	5,901,226	—	5,901,226
Health Care Providers & Services	—	4,313,291	—	4,313,291
Industrial Conglomerates	—	6,315,549	—	6,315,549
Interactive Media & Services	2,037,568	—	—	2,037,568
Marine	—	1,953,755	—	1,953,755
Media	—	2,569,323	—	2,569,323
Metals & Mining	9,955,576	3,696,242	—	13,651,818
Multi-Utilities	—	10,479,510	—	10,479,510
Oil, Gas & Consumable Fuels	4,672,570	16,620,677	—	21,293,247
Pharmaceuticals	—	21,456,674	—	21,456,674
Real Estate Management & Development	—	9,797,883	—	9,797,883
Semiconductors & Semiconductor Equipment	3,855,978	3,911,658	—	7,767,636
Technology Hardware, Storage & Peripherals	—	6,241,294	—	6,241,294
Wireless Telecommunication Services	—	8,943,854	—	8,943,854
Total Common Stocks	$23,766,175	$168,049,474	$—	$191,815,649
Repurchase Agreements	$—	$7,151,381	$—	$7,151,381
Total	$23,766,175	$175,200,855	$—	$198,967,030

Amounts designated as “—” are zero or have been rounded to zero.

18

Notes to Financial Statements (Continued)

December 31, 2019

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $7,151,381, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral

19

Notes to Financial Statements (Continued)

December 31, 2019

received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

20

Notes to Financial Statements (Continued)

December 31, 2019

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

At December 31, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$2,151,381	$—	$2,151,381	$(2,151,381)	$—
BofA Securities, Inc.	500,000	—	500,000	(500,000)	—
Citigroup Global Markets Ltd.	1,300,000	—	1,300,000	(1,300,000)	—
NatWest Markets Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
Nomura Securities International, Inc.	700,000	—	700,000	(700,000)	—
Pershing LLC	500,000	—	500,000	(500,000)	—
Total	$7,151,381	$—	$7,151,381	$(7,151,381)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

21

Notes to Financial Statements (Continued)

December 31, 2019

Foreign income and capital gains may be subject to foreign withholding taxes, a portion of which may be reclaimable, and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in passive foreign investment companies (PFICs). Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

22

Notes to Financial Statements (Continued)

December 31, 2019

(h)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Templeton Investment Counsel, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.75%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.87% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
N/A	N/A	$6,997	$6,997

N/A — Not Applicable

23

Notes to Financial Statements (Continued)

December 31, 2019

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $119,281 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $795.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $285,780.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities,

24

Notes to Financial Statements (Continued)

December 31, 2019

and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $74,239,241 and sales of $75,410,017 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In

25

Notes to Financial Statements (Continued)

December 31, 2019

addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2019, the Fund recaptured $979 of brokerage commissions.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,652,535	$17,116,714	$21,769,249	$—	$21,769,249

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,154,348	$2,155,728	$6,310,076	$—	$6,310,076

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

26

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,418,551	$—	$2,418,551	$(1,234,518)	$16,804,843	$17,988,876

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$182,163,087	$25,575,191	$(8,771,248)	$16,803,943

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $1,234,518 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Templeton NVIT International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton NVIT International Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

29

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

30

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

31

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

The Fund designates $17,116,714, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $5,823,167 or $0.3053 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $514,781 or $0.0270 per outstanding share.

32

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

34

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

35

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

37

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

38

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

39

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

40

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

41

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

42

Annual Report

December 31, 2019

NVIT CardinalSM Aggressive Fund

AR-CD-AG 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT CardinalSM Aggressive Fund

For the annual period ended December 31, 2019, the NVIT Cardinal Aggressive Fund (Class II) returned 23.96%* versus 25.93% for its benchmark, the Morningstar® Aggressive Target Risk Index. For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 85%+ Equity (consisting of 62 funds as of December 31, 2019), was 25.00% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2019, was a product of a favorable environment across most asset classes and underlying investments.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the Fund’s 17 underlying investments held during the reporting period posted positive returns. The leading contributor to the Fund’s performance during the reporting period was the allocation to the underlying NVIT Multi-Manager Large Cap Growth Fund. The underlying NVIT Multi-Manager Large Cap Value Fund was the second-largest contributor, and the third-largest contributor was the underlying NVIT Multi-Manager International Growth Fund.

The smallest contributors to the performance of the Fund for the period were these underlying funds: the Nationwide Bond Fund, the NVIT Multi-Manager Small Cap Value Fund and the NVIT Multi-Manager Small Cap Growth Fund.

During the fourth quarter of 2019, the Fund replaced eight existing underlying funds with four new underlying funds. Specifically, the underlying NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund were replaced by the NVIT GS Large Cap Equity Insights Fund and the NVIT U.S. 130/30 Equity Fund. The underlying NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were replaced by the NVIT GS Small Cap Equity Insights Fund. The underlying NVIT Multi-Manager International Growth Fund and NVIT Multi-Manager International Value Fund were replaced by the NVIT GS International Equity Insights Fund.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*High double-digit returns are unusual and cannot be sustained.

3

Fund Commentary (cont.)	NVIT CardinalSM Aggressive Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Aggressive Fund

Asset Allocation1

Equity Funds	90.3%
Fixed Income Funds	9.8%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

NVIT GS Large Cap Equity Insights Fund, Class Y	38.0%
NVIT GS International Equity Insights Fund, Class Y	23.9%
NVIT U.S. 130/30 Equity Fund, Class Y	13.0%
NVIT Emerging Markets Fund, Class Y	6.3%
Nationwide International Small Cap Fund, Class R6	6.0%
NVIT Core Plus Bond Fund, Class Y	4.9%
NVIT Core Bond Fund, Class Y	3.9%
NVIT GS Small Cap Equity Insights Fund, Class Y	3.0%
Nationwide Bond Fund, Class R6	1.0%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT CardinalSM Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	24.15%	7.23%	9.19%
Class II	23.96%	7.13%	9.09%
Morningstar® Aggressive Target Risk Index	25.93%	8.85%	10.09%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.14%	1.02%
Class II	1.39%	1.11%

^

Current effective prospectus dated April 30, 2019 (as revised October 16, 2019). The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Aggressive Fund versus performance of the Morningstar® Aggressive Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Aggressive Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,068.60	1.72	0.33
	Hypothetical	(c)(d)	1,000.00	1,023.54	1.68	0.33
Class II Shares	Actual	(c)	1,000.00	1,069.00	2.19	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT CardinalSM Aggressive Fund

Investment Companies 100.1%

	Shares	Value

Equity Funds 90.3%
Nationwide International Small Cap Fund, Class R6 (a)	688,284	$7,048,025
NVIT Emerging Markets Fund, Class Y (a)	544,136	7,318,625
NVIT GS International Equity Insights Fund, Class Y* (a)	2,716,814	27,983,182
NVIT GS Large Cap Equity Insights Fund, Class Y (a)	4,196,737	44,485,413
NVIT GS Small Cap Equity Insights Fund, Class Y (a)	311,286	3,461,506
NVIT U.S. 130/30 Equity Fund, Class Y (a)	1,445,067	15,158,756

Total Equity Funds (cost $101,382,739)		105,455,507

Fixed Income Funds 9.8%
Nationwide Bond Fund, Class R6 (a)	114,702	1,141,284
NVIT Core Bond Fund, Class Y (a)	414,708	4,561,784
NVIT Core Plus Bond Fund, Class Y (a)	494,729	5,719,071

Total Fixed Income Funds (cost $11,148,841)		11,422,139

Total Investment Companies (cost $112,531,580)		116,877,646

Total Investments (cost $112,531,580) — 100.1%		116,877,646

Liabilities in excess of other assets — (0.1)%		(64,525)

NET ASSETS — 100.0%		$116,813,121

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT CardinalSM Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $112,531,580)	$116,877,646
Receivable for capital shares issued	59,610
Reimbursement from investment adviser (Note 3)	294
Prepaid expenses	170

Total Assets	116,937,720

Liabilities:
Payable for investments purchased	55,917
Payable for capital shares redeemed	3,693
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Investment advisory fees	9,842
Fund administration fees	12,719
Distribution fees	6,458
Administrative servicing fees	14,613
Accounting and transfer agent fees	74
Trustee fees	100
Custodian fees	1,308
Compliance program costs (Note 3)	117
Professional fees	10,049
Printing fees	4,144
Other	5,492

Total Liabilities	124,599

Net Assets	$116,813,121

Represented by:
Capital	$112,625,039
Total distributable earnings (loss)	4,188,082

Net Assets	$116,813,121

Net Assets:
Class I Shares	$31,707,860
Class II Shares	85,105,261

Total	$116,813,121

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,252,717
Class II Shares	8,749,415

Total	12,002,132

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.75
Class II Shares	$9.73

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT CardinalSM Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,147,075

Total Income	1,147,075

EXPENSES:
Investment advisory fees	221,264
Fund administration fees	65,682
Distribution fees Class II Shares	204,302
Administrative servicing fees Class I Shares	43,365
Administrative servicing fees Class II Shares	122,582
Professional fees	19,294
Printing fees	8,420
Trustee fees	4,015
Custodian fees	4,414
Accounting and transfer agent fees	295
Compliance program costs (Note 3)	459
Other	2,180

Total expenses before fees waived and expenses reimbursed	696,272

Distribution fees waived — Class II (Note 3)	(130,755)
Investment advisory fees waived (Note 3)	(110,630)
Expenses reimbursed by adviser (Note 3)	(14,744)

Net Expenses	440,143

NET INVESTMENT INCOME	706,932

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	8,688,740
Net realized losses from transactions in investment securities of affiliated issuers	(7,263,507)

Net realized gains	1,425,233

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	21,218,525

Net realized/unrealized gains	22,643,758

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,350,690

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Aggressive Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$706,932	$1,518,061
Net realized gains	1,425,233	9,993,775
Net change in unrealized appreciation/depreciation	21,218,525	(23,548,213)

Change in net assets resulting from operations	23,350,690	(12,036,377)

Distributions to Shareholders From:
Distributable earnings:
Class I	(3,125,243)	(1,089,742)
Class II	(8,576,071)	(3,352,252)

Change in net assets from shareholder distributions	(11,701,314)	(4,441,994)

Change in net assets from capital transactions	6,807,231	(322,718)

Change in net assets	18,456,607	(16,801,089)

Net Assets:
Beginning of year	98,356,514	115,157,603

End of year	$116,813,121	$98,356,514

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,870,544	$5,007,265
Dividends reinvested	3,125,243	1,089,742
Cost of shares redeemed	(3,488,780)	(4,396,116)

Total Class I Shares	3,507,007	1,700,891

Class II Shares
Proceeds from shares issued	4,593,596	15,384,944
Dividends reinvested	8,576,071	3,352,252
Cost of shares redeemed	(9,869,443)	(20,760,805)

Total Class II Shares	3,300,224	(2,023,609)

Change in net assets from capital transactions	$6,807,231	$(322,718)

SHARE TRANSACTIONS:
Class I Shares
Issued	400,199	490,658
Reinvested	339,499	112,891
Redeemed	(358,253)	(426,066)

Total Class I Shares	381,445	177,483

Class II Shares
Issued	482,577	1,496,946
Reinvested	935,186	346,471
Redeemed	(1,008,636)	(2,075,465)

Total Class II Shares	409,127	(232,048)

Total change in shares	790,572	(54,565)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$8.78	0.07	1.98	2.05	(0.29)	(0.79)	(1.08)	$9.75	24.15%		$31,707,860	0.33%	0.73%	0.44%	92.45%
Year Ended December 31, 2018	$10.24	0.15	(1.21)	(1.06)	(0.20)	(0.20)	(0.40)	$8.78	(10.72%	)	$25,223,927	0.33%	1.43%	0.45%	34.47%
Year Ended December 31, 2017	$9.27	0.13	1.67	1.80	(0.13)	(0.70)	(0.83)	$10.24	19.99%		$27,577,934	0.33%	1.27%	0.44%	21.86%
Year Ended December 31, 2016	$9.56	0.14	0.61	0.75	(0.23)	(0.81)	(1.04)	$9.27	8.33%		$20,179,899	0.33%	1.54%	0.43%	14.18%
Year Ended December 31, 2015	$10.90	0.09	(0.26)	(0.17)	(0.30)	(0.87)	(1.17)	$9.56	(1.58%	)	$17,196,528	0.33%	0.85%	0.36%	14.33%

Class II Shares
Year Ended December 31, 2019	$8.77	0.06	1.97	2.03	(0.28)	(0.79)	(1.07)	$9.73	23.96%		$85,105,261	0.42%	0.61%	0.69%	92.45%
Year Ended December 31, 2018	$10.22	0.13	(1.19)	(1.06)	(0.19)	(0.20)	(0.39)	$8.77	(10.74%	)	$73,132,587	0.42%	1.25%	0.70%	34.47%
Year Ended December 31, 2017	$9.26	0.11	1.67	1.78	(0.12)	(0.70)	(0.82)	$10.22	19.80%		$87,579,669	0.42%	1.06%	0.69%	21.86%
Year Ended December 31, 2016	$9.54	0.13	0.62	0.75	(0.22)	(0.81)	(1.03)	$9.26	8.36%		$79,797,194	0.42%	1.37%	0.68%	14.18%
Year Ended December 31, 2015	$10.89	0.09	(0.28)	(0.19)	(0.29)	(0.87)	(1.16)	$9.54	(1.75%	)	$78,009,524	0.42%	0.81%	0.61%	14.33%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“NMF”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for

14

Notes to Financial Statements (Continued)

December 31, 2019

identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Investments in affiliated registered open-end Underlying Funds that are not registered under the Securities Act of 1933 (“Investment Funds”) for which a market value is not readily available will generally be valued using the NAV as a practical expedient, as reported by the third-party administrator of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. The fair value of the Investment Funds generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Investment Fund.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$25,788,789	$—	$—	$25,788,789
Total	$25,788,789	$—	$—	$25,788,789
Assets excluded from fair value hierarchy*				91,088,857
Total				$116,877,646
*	As the Fund uses the NAV as a practical expedient to determine the fair value of certain 1940 Act only investments, these investments have not been classified in the U.S. GAAP fair value hierarchy.

Amounts designated as “—” are zero or have been rounded to zero.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the

New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades.

15

Notes to Financial Statements (Continued)

December 31, 2019

Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into

16

Notes to Financial Statements (Continued)

December 31, 2019

account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

17

Notes to Financial Statements (Continued)

December 31, 2019

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

18

Notes to Financial Statements (Continued)

December 31, 2019

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $110,630, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.20%, after contractual fee waivers was 0.10%, and after contractual fee waivers and expense reimbursements due to the expense limitation agreement described below was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$14,031	$20,097	$14,744	$48,872

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

19

Notes to Financial Statements (Continued)

December 31, 2019

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $65,682 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $459.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $130,755, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $165,947.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund, in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and

20

Notes to Financial Statements (Continued)

December 31, 2019

expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	688,284	5,924,759	280,147	(601,745)	(96,353)	1,541,217	7,048,025	195,477	—
NVIT Emerging Markets Fund, Class Y	544,136	5,931,481	572,722	(403,882)	(28,576)	1,246,880	7,318,625	176,447	—
NVIT GS International Equity Insights Fund, Class Y **	2,716,814	—	27,965,803	(705,753)	1,980	721,152	27,983,182	—	—
NVIT GS Large Cap Equity Insights Fund, Class Y	4,196,737	—	43,876,580	(1,632,538)	33,871	2,207,500	44,485,413	76,393	—
NVIT GS Small Cap Equity Insights Fund, Class Y	311,286	—	3,291,805	(105,296)	5,213	269,784	3,461,506	4,421	—
NVIT Multi-Manager International Growth Fund, Class Y	—	11,840,840	1,405,782	(15,256,574)	(161,694)	2,171,646	—	182,202	835,497
NVIT Multi-Manager International Value Fund, Class Y	—	11,815,072	1,579,364	(14,449,765)	(240,492)	1,295,821	—	49,755	563,177
NVIT Multi-Manager Large Cap Growth Fund, Class Y	—	22,271,023	4,373,090	(28,044,571)	(1,789,819)	3,190,277	—	6,549	3,282,566
NVIT Multi-Manager Large Cap Value Fund, Class Y	—	22,058,101	3,430,508	(27,925,899)	(2,764,717)	5,202,007	—	57,725	1,913,143
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	—	2,382,272	745,881	(3,164,685)	(329,465)	365,997	—	—	656,666
NVIT Multi-Manager Mid Cap Value Fund, Class Y	—	2,472,568	512,741	(2,937,804)	(860,497)	812,992	—	18,992	488,657
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	—	1,859,234	507,550	(2,399,562)	(118,425)	151,203	—	—	417,790
NVIT Multi-Manager Small Cap Value Fund, Class Y **	—	1,901,561	652,592	(2,263,470)	(938,711)	648,028	—	—	531,244
NVIT U.S. 130/30 Equity Fund, Class Y	1,445,067	—	14,699,389	(311,379)	4,907	765,839	15,158,756	21,712	—
Nationwide Bond Fund, Class R6	114,702	1,036,000	141,564	(98,169)	755	61,134	1,141,284	33,603	—
NVIT Core Bond Fund, Class Y	414,708	3,972,465	979,048	(632,985)	8,203	235,053	4,561,784	139,518	—
NVIT Core Plus Bond Fund, Class Y	494,729	4,951,986	1,416,460	(991,683)	10,313	331,995	5,719,071	184,281	—
Total		98,417,362	106,431,026	(101,925,760)	(7,263,507)	21,218,525	116,877,646	1,147,075	8,688,740

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

21

Notes to Financial Statements (Continued)

December 31, 2019

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $106,431,026 and sales of $101,925,760 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/

22

Notes to Financial Statements (Continued)

December 31, 2019

mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,130,204	$8,571,110	$11,701,314	$—	$11,701,314

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,313,760	$2,128,234	$4,441,994	$—	$4,441,994

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,292,416	$—	$1,292,416	$(1,163,622)	$4,059,288	$4,188,082

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$112,818,358	$4,113,765	$(54,477)	$4,059,288

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $1,163,622 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

11.  Subsequent Events

On December 4, 2019, the Board of Trustees approved the Fund to be renamed “NVIT Blueprint Aggressive Fund”. The change is effective April 29, 2020.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

26

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser (if any).

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable).

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that five of the Funds had underperformed their medians, performing in the third, fourth, or fifth quintile. The Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, and the effects of the Funds’ asset allocations on performance under current market conditions. The Trustees took into account descriptions by the Adviser of recent changes it had implemented in the underlying mutual funds in which the Cardinal Funds invest, which are expected to bring the Funds’ investment performance more closely in line with their peers’ and to reduce expenses (due to the anticipated lower expense ratios of the new underlying funds). As to NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that the

27

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

volatility overlay that is part of the Fund’s investment strategy may have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements and in light of the recent steps taken by the Adviser to improve the Funds’ investment performance and reduce expenses, that the Adviser’s explanations and undertakings regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds was either lower than or equal to the median of the Fund’s Broadridge expense group, except in the case of NVIT Cardinal Moderately Aggressive Fund, whose total expense ratio was within an acceptable range of the median. They also considered that the actual management fees of all but three of the Funds were at or below their expense peer group medians, and the remaining three were within an acceptable range or their peer group medians. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 23.41%.

The Fund designates $8,571,110, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $464,422 or $0.0387 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $60,452 or $0.0050 per outstanding share.

28

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

33

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

34

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

36

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

37

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2019

NVIT CardinalSM Balanced Fund

AR-CD-BAL 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT CardinalSM Balanced Fund

For the annual period ended December 31, 2019, the NVIT Cardinal Balanced Fund (Class II) returned 16.18%* versus 19.04% for its benchmark, the Morningstar Moderate Target Risk Index. For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 30% to 50% Equity (consisting of 176 funds as of December 31, 2019), was 15.29% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended December 31, 2019, was a product of a favorable environment across most asset classes and underlying investments.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All 19 of the Fund’s underlying investments held during the reporting period posted positive returns. The leading contributor to the Fund’s performance during the reporting period was the allocation to the underlying NVIT Multi-Manager Large Cap Growth Fund. The underlying NVIT Multi-Manager Large Cap Value Fund was the second-largest contributor, and the third-largest contributor was the underlying NVIT Multi-Manager International Growth Fund.

The smallest contributors to the performance of the Fund for the period were these underlying funds: the DoubleLine NVIT Total Return Tactical Fund, the NVIT Multi-Manager Small Cap Value Fund and the NVIT Multi-Manager Small Cap Growth Fund.

During the fourth quarter of 2019, the Fund replaced eight existing underlying funds with four new underlying funds. Specifically, the underlying NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund were replaced by the NVIT GS Large Cap Equity Insights Fund and NVIT U.S. 130/30 Equity Fund. The underlying NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were replaced by the NVIT GS Small Cap Equity Insights Fund. The underlying NVIT Multi-Manager International Growth Fund and NVIT Multi-Manager International Value Fund were replaced by the NVIT GS International Equity Insights Fund.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*High double-digit returns are unusual and cannot be sustained.

3

Fund Commentary (cont.)	NVIT CardinalSM Balanced Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Balanced Fund

Asset Allocation1

Equity Funds	50.6%
Fixed Income Funds	49.4%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

NVIT GS Large Cap Equity Insights Fund, Class Y	21.3%
NVIT Core Plus Bond Fund, Class Y	16.8%
NVIT GS International Equity Insights Fund, Class Y	15.1%
NVIT Short Term Bond Fund, Class Y	13.8%
NVIT Core Bond Fund, Class Y	13.8%
NVIT U.S. 130/30 Equity Fund, Class Y	7.1%
Nationwide Bond Fund, Class R6	3.5%
NVIT Emerging Markets Fund, Class Y	2.6%
Nationwide International Small Cap Fund, Class R6	2.5%
NVIT GS Small Cap Equity Insights Fund, Class Y	2.0%
DoubleLine NVIT Total Return Tactical Fund, Class Y	1.5%
100.0%

†	Amount rounds to less than 0.1%.

1	Percentages indicated are based upon net assets as of December 31, 2019.

2	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT CardinalSM Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10Yr
Class I	16.29%	5.18%	6.47%
Class II	16.18%	5.09%	6.37%
Morningstar® Moderate Target Risk Index	19.04%	6.75%	7.72%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.97%	0.87%
Class II	1.22%	0.96%

^

Current effective prospectus dated April 30, 2019 (as revised October 16, 2019). The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Balanced Fund versus performance of the Morningstar® Moderate Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Balanced Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,046.70	1.50	0.29
	Hypothetical	(c)(d)	1,000.00	1,023.74	1.48	0.29
Class II Shares	Actual	(c)	1,000.00	1,045.00	1.96	0.38
	Hypothetical	(c)(d)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT CardinalSM Balanced Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 50.6%
Nationwide International Small Cap Fund, Class R6 (a)	5,174,258	$52,984,405
NVIT Emerging Markets Fund, Class Y (a)	4,090,284	55,014,320
NVIT GS International Equity Insights Fund, Class Y* (a)	30,635,538	315,546,037
NVIT GS Large Cap Equity Insights Fund, Class Y (a)	41,843,074	443,536,582
NVIT GS Small Cap Equity Insights Fund, Class Y (a)	3,744,055	41,633,895
NVIT U.S. 130/30 Equity Fund, Class Y (a)	14,038,518	147,264,058

Total Equity Funds (cost $1,014,049,599)		1,055,979,297

Fixed Income Funds 49.4%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	3,071,827	30,871,863
Nationwide Bond Fund, Class R6 (a)	7,243,333	72,071,159
NVIT Core Bond Fund, Class Y (a)	26,187,982	288,067,798
NVIT Core Plus Bond Fund, Class Y (a)	30,348,532	350,829,028
NVIT Short Term Bond Fund, Class Y (a)	27,981,326	288,487,471

Total Fixed Income Funds (cost $1,030,563,749)		1,030,327,319

Total Investment Companies (cost $2,044,613,348)		2,086,306,616

Total Investments (cost $2,044,613,348) — 100.0%		2,086,306,616

Liabilities in excess of other assets — 0.0%†		(711,860)

NET ASSETS — 100.0%		$2,085,594,756

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT CardinalSM Balanced Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,044,613,348)	$2,086,306,616
Receivable for investments sold	1,707,296
Receivable for capital shares issued	50,851
Prepaid expenses	3,273

Total Assets	2,088,068,036

Liabilities:
Payable for capital shares redeemed	1,758,147
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Investment advisory fees	170,808
Fund administration fees	54,984
Distribution fees	157,314
Administrative servicing fees	267,961
Accounting and transfer agent fees	255
Trustee fees	100
Custodian fees	37,495
Compliance program costs (Note 3)	2,120
Professional fees	14,181
Printing fees	7,656
Other	2,186

Total Liabilities	2,473,280

Net Assets	$2,085,594,756

Represented by:
Capital	$2,004,638,913
Total distributable earnings (loss)	80,955,843

Net Assets	$2,085,594,756

Net Assets:
Class I Shares	$20,018,676
Class II Shares	2,065,576,080

Total	$2,085,594,756

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,910,943
Class II Shares	198,413,845

Total	200,324,788

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.48
Class II Shares	$10.41

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT CardinalSM Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$38,437,435

Total Income	38,437,435

EXPENSES:
Investment advisory fees	4,073,523
Fund administration fees	509,137
Distribution fees Class II Shares	5,125,398
Administrative servicing fees Class I Shares	27,713
Administrative servicing fees Class II Shares	3,075,254
Professional fees	95,870
Printing fees	17,287
Trustee fees	74,309
Custodian fees	83,267
Accounting and transfer agent fees	1,378
Compliance program costs (Note 3)	8,771
Other	41,001

Total expenses before fees waived	13,132,908

Distribution fees waived — Class II (Note 3)	(3,280,291)
Investment advisory fees waived (Note 3)	(2,068,619)

Net Expenses	7,783,998

NET INVESTMENT INCOME	30,653,437

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	93,345,051
Net realized losses from transactions in investment securities of affiliated issuers	(52,262,128)

Net realized gains	41,082,923

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	236,132,342

Net realized/unrealized gains	277,215,265

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$307,868,702

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Balanced Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$30,653,437	$40,512,278
Net realized gains	41,082,923	154,301,993
Net change in unrealized appreciation/depreciation	236,132,342	(326,016,471)

Change in net assets resulting from operations	307,868,702	(131,202,200)

Distributions to Shareholders From:
Distributable earnings:
Class I	(1,715,118)	(1,529,394)
Class II	(185,309,466)	(158,586,242)

Change in net assets from shareholder distributions	(187,024,584)	(160,115,636)

Change in net assets from capital transactions	(14,745,897)	(88,403,700)

Change in net assets	106,098,221	(379,721,536)

Net Assets:
Beginning of year	1,979,496,535	2,359,218,071

End of year	$2,085,594,756	$1,979,496,535

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,640,432	$3,418,320
Dividends reinvested	1,715,118	1,529,394
Cost of shares redeemed	(4,022,610)	(33,109,450)

Total Class I Shares	1,332,940	(28,161,736)

Class II Shares
Proceeds from shares issued	7,440,522	12,588,484
Dividends reinvested	185,309,466	158,586,242
Cost of shares redeemed	(208,828,825)	(231,416,690)

Total Class II Shares	(16,078,837)	(60,241,964)

Change in net assets from capital transactions	$(14,745,897)	$(88,403,700)

SHARE TRANSACTIONS:
Class I Shares
Issued	346,143	306,605
Reinvested	167,152	144,760
Redeemed	(384,015)	(2,886,019)

Total Class I Shares	129,280	(2,434,654)

Class II Shares
Issued	713,609	1,104,709
Reinvested	18,188,185	15,099,481
Redeemed	(19,807,074)	(20,957,294)

Total Class II Shares	(905,280)	(4,753,104)

Total change in shares	(776,000)	(7,187,758)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Balanced Fund

		Operations			Distributions						Ratios/Supplemental data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$9.90	0.18	1.40	1.58	(0.29)	(0.71)	(1.00)	$10.48	16.29%		$20,018,676	0.29%	1.67%	0.39%	54.36%
Year Ended December 31, 2018	$11.38	0.20	(0.85)	(0.65)	(0.25)	(0.58)	(0.83)	$9.90	(6.04%	)	$17,637,185	0.29%	1.83%	0.39%	16.15%
Year Ended December 31, 2017	$10.83	0.08	1.20	1.28	(0.19)	(0.54)	(0.73)	$11.38	12.01%		$47,999,769	0.28%	0.67%	0.38%	14.15%
Year Ended December 31, 2016	$10.99	0.22	0.46	0.68	(0.30)	(0.54)	(0.84)	$10.83	6.28%		$189,719,048	0.28%	2.00%	0.35%	6.93%
Year Ended December 31, 2015	$11.87	0.17	(0.29)	(0.12)	(0.32)	(0.44)	(0.76)	$10.99	(1.05%	)	$178,861,267	0.28%	1.40%	0.28%	10.92%

Class II Shares
Year Ended December 31, 2019	$9.84	0.16	1.40	1.56	(0.28)	(0.71)	(0.99)	$10.41	16.18%		$2,065,576,080	0.38%	1.48%	0.64%	54.36%
Year Ended December 31, 2018	$11.33	0.20	(0.86)	(0.66)	(0.25)	(0.58)	(0.83)	$9.84	(6.23%	)	$1,961,859,350	0.38%	1.83%	0.64%	16.15%
Year Ended December 31, 2017	$10.80	0.19	1.09	1.28	(0.21)	(0.54)	(0.75)	$11.33	12.05%		$2,311,218,302	0.37%	1.65%	0.63%	14.15%
Year Ended December 31, 2016	$10.97	0.21	0.45	0.66	(0.29)	(0.54)	(0.83)	$10.80	6.11%		$2,206,134,015	0.37%	1.87%	0.60%	6.93%
Year Ended December 31, 2015	$11.84	0.15	(0.27)	(0.12)	(0.31)	(0.44)	(0.75)	$10.97	(1.06%	)	$2,149,827,662	0.37%	1.31%	0.53%	10.92%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“NMF”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

14

Notes to Financial Statements (Continued)

December 31, 2019

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Investments in affiliated registered open-end Underlying Funds that are not registered under the Securities Act of 1933 (“Investment Funds”) for which a market value is not readily available will generally be valued using the NAV as a practical expedient, as reported by the third-party administrator of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. The fair value of the Investment Funds generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Investment Fund.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$1,138,326,044	$—	$—	$1,138,326,044
Total	$1,138,326,044	$—	$—	$1,138,326,044
Assets excluded from fair value hierarchy*				947,980,572
Total				$2,086,306,616
*	As the Fund uses the NAV as a practical expedient to determine the fair value of certain 1940 Act only investments, these investments have not been classified in the U.S. GAAP fair value hierarchy.

Amounts designated as “—” are zero or have been rounded to zero.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of

15

Notes to Financial Statements (Continued)

December 31, 2019

Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the

16

Notes to Financial Statements (Continued)

December 31, 2019

yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

17

Notes to Financial Statements (Continued)

December 31, 2019

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

18

Notes to Financial Statements (Continued)

December 31, 2019

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $2,068,619, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

19

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $509,137 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $8,771. Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $3,280,291, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $3,102,967.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

20

Notes to Financial Statements (Continued)

December 31, 2019

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	5,174,258	44,435,411	2,859,041	(5,321,780)	(691,397)	11,703,130	52,984,405	1,471,721	—
NVIT Emerging Markets Fund, Class Y	4,090,284	47,579,754	1,351,444	(3,403,602)	(148,201)	9,634,925	55,014,320	1,328,410	—
NVIT GS International Equity Insights Fund, Class Y**	30,635,538	—	319,701,399	(12,313,585)	(2,532)	8,160,755	315,546,037	—	—
NVIT GS Large Cap Equity Insights Fund, Class Y	41,843,074	—	438,534,548	(17,423,120)	399,829	22,025,325	443,536,582	760,972	—
NVIT GS Small Cap Equity Insights Fund, Class Y	3,744,055	—	40,984,563	(2,767,469)	169,720	3,247,081	41,633,895	53,132	—
NVIT Multi-Manager International Growth Fund, Class Y	—	152,706,340	12,031,679	(190,398,013)	(7,676,295)	33,336,289	—	2,147,358	9,846,822
NVIT Multi-Manager International Value Fund, Class Y	—	147,375,053	9,182,503	(169,829,126)	(1,360,311)	14,631,881	—	567,098	6,419,027
NVIT Multi-Manager Large Cap Growth Fund, Class Y	—	222,174,330	40,932,104	(276,799,831)	(4,929,627)	18,623,024	—	66,266	33,216,637
NVIT Multi-Manager Large Cap Value Fund, Class Y	—	222,167,166	28,977,451	(275,511,318)	(13,797,929)	38,164,630	—	581,945	19,287,175
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	—	27,219,186	7,413,075	(35,063,015)	(2,885,116)	3,315,870	—	—	7,413,075
NVIT Multi-Manager Mid Cap Value Fund, Class Y	—	28,502,945	5,730,827	(33,801,016)	(7,543,330)	7,110,574	—	214,402	5,516,425
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	—	17,863,036	5,264,259	(22,129,787)	(2,672,939)	1,675,431	—	—	5,264,259
NVIT Multi-Manager Small Cap Value Fund, Class Y **	—	18,351,524	6,381,631	(20,467,847)	(11,389,609)	7,124,301	—	—	6,381,631
NVIT U.S. 130/30 Equity Fund, Class Y	14,038,518	—	143,492,191	(3,856,064)	93,411	7,534,520	147,264,058	210,732	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	3,071,827	34,147,030	1,079,131	(5,490,123)	3,357	1,132,468	30,871,863	1,065,317	—
Nationwide Bond Fund, Class R6	7,243,333	77,098,790	2,797,693	(12,001,432)	(54,914)	4,231,022	72,071,159	2,240,353	—
NVIT Core Bond Fund, Class Y	26,187,982	293,821,979	17,942,989	(40,396,414)	285,900	16,413,344	288,067,798	8,846,952	—
NVIT Core Plus Bond Fund, Class Y	30,348,532	353,230,587	23,640,027	(48,770,633)	453,857	22,275,190	350,829,028	11,369,104	—
NVIT Short Term Bond Fund, Class Y	27,981,326	293,531,746	15,221,796	(25,542,651)	(516,002)	5,792,582	288,487,471	7,513,673	—
Total		1,980,204,877	1,123,518,351	(1,201,286,826)	(52,262,128)	236,132,342	2,086,306,616	38,437,435	93,345,051

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

21

Notes to Financial Statements (Continued)

December 31, 2019

borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $1,123,518,351 and sales of $1,201,286,826 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and

22

Notes to Financial Statements (Continued)

December 31, 2019

others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$54,906,339	$132,118,245	$187,024,584	$—	$187,024,584

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$50,929,812	$109,185,824	$160,115,636	$—	$160,115,636

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$15,153,352	$26,416,385	$41,569,737	$—	$39,386,106	$80,955,843

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

23

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,046,920,510	$45,326,421	$(5,940,315)	$39,386,106

11.  Subsequent Events

On December 4, 2019 the Board of Trustees approved the Fund to be renamed “NVIT Blueprint Balanced Fund”. The change is effective April 29, 2020.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Balanced Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

26

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser (if any).

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable).

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that five of the Funds had underperformed their medians, performing in the third, fourth, or fifth quintile. The Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, and the effects of the Funds’ asset allocations on performance under current market conditions. The Trustees took into account descriptions by the Adviser of recent changes it had implemented in the underlying mutual funds in which the Cardinal Funds invest, which are expected to bring the Funds’ investment performance more closely in line with their peers’ and to reduce expenses (due to the anticipated lower expense ratios of the new underlying funds). As to NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that the

27

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

volatility overlay that is part of the Fund’s investment strategy may have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements and in light of the recent steps taken by the Adviser to improve the Funds’ investment performance and reduce expenses, that the Adviser’s explanations and undertakings regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds was either lower than or equal to the median of the Fund’s Broadridge expense group, except in the case of NVIT Cardinal Moderately Aggressive Fund, whose total expense ratio was within an acceptable range of the median. They also considered that the actual management fees of all but three of the Funds were at or below their expense peer group medians, and the remaining three were within an acceptable range or their peer group medians. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 12.16%.

The Fund designates $132,118,245, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $4,607,384 or $0.0230 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $564,327 or $0.0028 per outstanding share.

28

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

33

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

34

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

36

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

37

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2019

NVIT CardinalSM Capital Appreciation Fund

AR-CD-CAP 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT CardinalSM Capital Appreciation Fund

For the annual period ended December 31, 2019, the NVIT Cardinal Capital Appreciation Fund (Class II) returned 20.24%* versus 19.04% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 50% to 70% Equity (consisting of 381 funds as of December 31, 2019), was 19.27% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended December 31, 2019, was product of a favorable environment across most asset classes and underlying investments.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All 19 of the Fund’s underlying investments held during the reporting period posted positive returns. The leading contributor to the Fund’s performance during the reporting period was the allocation to the underlying NVIT Multi-Manager Large Cap Growth Fund. The underlying NVIT Multi-Manager Large Cap Value Fund was the second-largest contributor, and the third-largest contributor was the underlying NVIT Multi-Manager International Growth Fund.

The smallest contributors to the performance of the Fund during this period were the following underlying funds: the DoubleLine NVIT Total Return Tactical Fund, the Nationwide Bond Fund and the NVIT Multi-Manager Small Cap Value Fund.

During the fourth quarter of 2019, the Fund replaced eight existing underlying funds with four new underlying funds. Specifically, the underlying NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund were replaced by the NVIT GS Large Cap Equity Insights Fund and NVIT U.S. 130/30 Equity Fund. The underlying NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were replaced by the NVIT GS Small Cap Equity Insights Fund. The underlying NVIT Multi-Manager International Growth Fund and NVIT Multi-Manager International Value Fund were replaced by the NVIT GS International Equity Insights Fund.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*High double-digit returns are unusual and cannot be sustained.

3

Fund Commentary (cont.)	NVIT CardinalSM Capital Appreciation Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Capital Appreciation Fund

Asset Allocation1

Equity Funds	70.5%
Fixed Income Funds	29.5%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

NVIT GS Large Cap Equity Insights Fund, Class Y	31.7%
NVIT GS International Equity Insights Fund, Class Y	18.1%
NVIT Core Plus Bond Fund, Class Y	11.8%
NVIT U.S. 130/30 Equity Fund, Class Y	10.5%
NVIT Core Bond Fund, Class Y	9.8%
NVIT Short Term Bond Fund, Class Y	4.9%
NVIT Emerging Markets Fund, Class Y	4.2%
Nationwide International Small Cap Fund, Class R6	4.0%
NVIT GS Small Cap Equity Insights Fund, Class Y	2.0%
Nationwide Bond Fund, Class R6	2.0%
DoubleLine NVIT Total Return Tactical Fund, Class Y	1.0%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT CardinalSM Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	20.22%	6.35%	7.90%
Class II	20.24%	6.25%	7.80%
Morningstar® Moderate Target Risk Index	19.04%	6.75%	7.72%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.01%	0.91%
Class II	1.26%	1.00%

^

Current effective prospectus dated April 30, 2019 (as revised October 16, 2019). The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Capital Appreciation Fund versus performance of the Morningstar® Moderate Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Capital Appreciation Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,058.50	1.45	0.28
	Hypothetical	(c)(d)	1,000.00	1,023.79	1.43	0.28
Class II Shares	Actual	(c)	1,000.00	1,058.60	1.92	0.37
	Hypothetical	(c)(d)	1,000.00	1,023.34	1.89	0.37

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT CardinalSM Capital Appreciation Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 70.5%
Nationwide International Small Cap Fund, Class R6 (a)	9,683,559	$99,159,641
NVIT Emerging Markets Fund, Class Y (a)	7,655,445	102,965,730
NVIT GS International Equity Insights Fund, Class Y* (a)	43,000,920	442,909,479
NVIT GS Large Cap Equity Insights Fund, Class Y (a)	73,414,695	778,195,765
NVIT GS Small Cap Equity Insights Fund, Class Y (a)	4,379,332	48,698,170
NVIT U.S. 130/30 Equity Fund, Class Y (a)	24,630,930	258,378,453

Total Equity Funds (cost $1,659,924,702)		1,730,307,238

Fixed Income Funds 29.5%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	2,395,301	24,072,777
Nationwide Bond Fund, Class R6 (a)	4,841,134	48,169,279
NVIT Core Bond Fund, Class Y (a)	21,879,046	240,669,509
NVIT Core Plus Bond Fund, Class Y (a)	25,056,832	289,656,975
NVIT Short Term Bond Fund, Class Y (a)	11,688,661	120,510,096

Total Fixed Income Funds (cost $721,839,930)		723,078,636

Total Investment Companies (cost $2,381,764,632)		2,453,385,874

Total Investments (cost $2,381,764,632) — 100.0%		2,453,385,874

Liabilities in excess of other assets — 0.0%†		(822,547)

NET ASSETS — 100.0%		$2,452,563,327

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT CardinalSM Capital Appreciation Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,381,764,632)	$2,453,385,874
Receivable for investments sold	609,662
Receivable for capital shares issued	56,849
Prepaid expenses	3,894

Total Assets	2,454,056,279

Liabilities:
Payable for capital shares redeemed	666,510
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Investment advisory fees	195,622
Fund administration fees	62,854
Distribution fees	184,057
Administrative servicing fees	314,259
Accounting and transfer agent fees	291
Trustee fees	100
Custodian fees	42,069
Compliance program costs (Note 3)	2,493
Professional fees	15,424
Printing fees	7,309
Other	1,891

Total Liabilities	1,492,952

Net Assets	$2,452,563,327

Represented by:
Capital	$2,273,220,780
Total distributable earnings (loss)	179,342,547

Net Assets	$2,452,563,327

Net Assets:
Class I Shares	$32,810,967
Class II Shares	2,419,752,360

Total	$2,452,563,327

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,286,898
Class II Shares	242,463,236

Total	245,750,134

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.98
Class II Shares	$9.98

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT CardinalSM Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$34,581,838

Total Income	34,581,838

EXPENSES:
Investment advisory fees	4,740,718
Fund administration fees	593,168
Distribution fees Class II Shares	6,022,160
Administrative servicing fees Class I Shares	45,605
Administrative servicing fees Class II Shares	3,613,313
Professional fees	110,408
Printing fees	15,513
Trustee fees	87,230
Custodian fees	100,208
Accounting and transfer agent fees	1,583
Compliance program costs (Note 3)	10,226
Other	48,754

Total expenses before fees waived	15,388,886

Distribution fees waived — Class II (Note 3)	(3,854,225)
Investment advisory fees waived (Note 3)	(2,439,249)

Net Expenses	9,095,412

NET INVESTMENT INCOME	25,486,426

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	149,919,123
Net realized losses from transactions in investment securities of affiliated issuers	(40,061,509)

Net realized gains	109,857,614

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	310,089,584

Net realized/unrealized gains	419,947,198

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$445,433,624

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Capital Appreciation Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$25,486,426	$40,890,180
Net realized gains	109,857,614	262,805,393
Net change in unrealized appreciation/depreciation	310,089,584	(510,127,003)

Change in net assets resulting from operations	445,433,624	(206,431,430)

Distributions to Shareholders From:
Distributable earnings:
Class I	(3,763,950)	(2,082,621)
Class II	(287,114,183)	(176,573,968)

Change in net assets from shareholder distributions	(290,878,133)	(178,656,589)

Change in net assets from capital transactions	(15,713,657)	(130,185,248)

Change in net assets	138,841,834	(515,273,267)

Net Assets:
Beginning of year	2,313,721,493	2,828,994,760

End of year	$2,452,563,327	$2,313,721,493

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,383,782	$4,560,853
Dividends reinvested	3,763,950	2,082,621
Cost of shares redeemed	(3,525,580)	(4,367,835)

Total Class I Shares	3,622,152	2,275,639

Class II Shares
Proceeds from shares issued	660,795	5,967,273
Dividends reinvested	287,114,183	176,573,968
Cost of shares redeemed	(307,110,787)	(315,002,128)

Total Class II Shares	(19,335,809)	(132,460,887)

Change in net assets from capital transactions	$(15,713,657)	$(130,185,248)

SHARE TRANSACTIONS:
Class I Shares
Issued	332,700	421,152
Reinvested	392,163	202,513
Redeemed	(351,007)	(406,074)

Total Class I Shares	373,856	217,591

Class II Shares
Issued	65,684	547,514
Reinvested	29,958,772	17,145,612
Redeemed	(30,178,430)	(29,255,991)

Total Class II Shares	(153,974)	(11,562,865)

Total change in shares	219,882	(11,345,274)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$9.43	0.12	1.72	1.84	(0.30)	(0.99)	(1.29)	$9.98	20.22%		$32,810,967	0.28%	1.20%	0.38%	71.43%
Year Ended December 31, 2018	$11.02	0.19	(1.02)	(0.83)	(0.23)	(0.53)	(0.76)	$9.43	(8.04%	)	$27,456,509	0.28%	1.75%	0.38%	22.31%
Year Ended December 31, 2017	$10.33	0.17	1.45	1.62	(0.19)	(0.74)	(0.93)	$11.02	16.01%		$29,698,043	0.28%	1.52%	0.38%	14.53%
Year Ended December 31, 2016	$10.74	0.20	0.55	0.75	(0.30)	(0.86)	(1.16)	$10.33	7.32%		$25,818,194	0.28%	1.90%	0.35%	9.92%
Year Ended December 31, 2015	$12.08	0.14	(0.29)	(0.15)	(0.37)	(0.82)	(1.19)	$10.74	(1.15%	)	$20,417,971	0.28%	1.16%	0.28%	12.95%

Class II Shares
Year Ended December 31, 2019	$9.42	0.11	1.73	1.84	(0.29)	(0.99)	(1.28)	$9.98	20.24%		$2,419,752,360	0.37%	1.04%	0.63%	71.43%
Year Ended December 31, 2018	$11.01	0.16	(1.00)	(0.84)	(0.22)	(0.53)	(0.75)	$9.42	(8.16%	)	$2,286,264,984	0.37%	1.53%	0.63%	22.31%
Year Ended December 31, 2017	$10.33	0.15	1.45	1.60	(0.18)	(0.74)	(0.92)	$11.01	15.80%		$2,799,296,717	0.37%	1.38%	0.63%	14.53%
Year Ended December 31, 2016	$10.73	0.18	0.57	0.75	(0.29)	(0.86)	(1.15)	$10.33	7.32%		$2,652,115,077	0.37%	1.66%	0.60%	9.92%
Year Ended December 31, 2015	$12.08	0.12	(0.29)	(0.17)	(0.36)	(0.82)	(1.18)	$10.73	(1.33%	)	$2,719,435,011	0.37%	1.02%	0.53%	12.95%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“NMF”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

14

Notes to Financial Statements (Continued)

December 31, 2019

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Investments in affiliated registered open-end Underlying Funds that are not registered under the Securities Act of 1933 (“Investment Funds”) for which a market value is not readily available will generally be valued using the NAV as a practical expedient, as reported by the third-party administrator of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. The fair value of the Investment Funds generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Investment Fund.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$925,204,007	$—	$—	$925,204,007
Total	$925,204,007	$—	$—	$925,204,007
Assets excluded from fair value hierarchy*				1,528,181,867
Total				$2,453,385,874
*	As the Fund uses the NAV as a practical expedient to determine the fair value of certain 1940 Act only investments, these investments have not been classified in the U.S. GAAP fair value hierarchy.

Amounts designated as “—” are zero or have been rounded to zero.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last

15

Notes to Financial Statements (Continued)

December 31, 2019

quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

16

Notes to Financial Statements (Continued)

December 31, 2019

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

17

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

18

Notes to Financial Statements (Continued)

December 31, 2019

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $2,439,249, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

19

Notes to Financial Statements (Continued)

December 31, 2019

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $593,168 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $10,226.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $3,854,225, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $3,658,918.

20

Notes to Financial Statements (Continued)

December 31, 2019

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	9,683,559	86,093,839	2,760,437	(10,713,558)	(1,346,134)	22,365,057	99,159,641	2,760,437	—
NVIT Emerging Markets Fund, Class Y	7,655,445	92,186,021	2,500,865	(9,825,075)	(545,678)	18,649,597	102,965,730	2,500,865	—
NVIT GS International Equity Insights Fund, Class Y**	43,000,920	—	446,729,957	(15,284,339)	19,625	11,444,236	442,909,479	—	—
NVIT GS Large Cap Equity Insights Fund, Class Y	73,414,695	—	772,416,877	(33,656,397)	784,224	38,651,061	778,195,765	1,337,849	—
NVIT GS Small Cap Equity Insights Fund, Class Y	4,379,332	—	49,446,200	(4,848,162)	302,119	3,798,013	48,698,170	62,274	—
NVIT Multi-Manager International Growth Fund, Class Y	—	208,081,264	16,864,131	(259,457,351)	8,740,978	25,770,978	—	3,019,241	13,844,890
NVIT Multi-Manager International Value Fund, Class Y	—	200,027,595	9,855,909	(227,663,492)	11,313,421	6,466,567	—	797,371	9,025,504
NVIT Multi-Manager Large Cap Growth Fund, Class Y	—	438,095,542	61,731,434	(529,114,339)	(8,431,540)	37,718,903	—	122,908	61,608,526
NVIT Multi-Manager Large Cap Value Fund, Class Y	—	433,728,340	36,705,563	(518,632,411)	(21,367,742)	69,566,250	—	1,075,066	35,630,496
NVIT Multi-Manager Mid Cap Growth Fund, Class Y**	—	33,972,190	8,919,552	(43,536,793)	(3,660,222)	4,305,273	—	—	8,919,552
NVIT Multi-Manager Mid Cap Value Fund, Class Y	—	35,180,073	6,942,102	(41,633,186)	(9,391,342)	8,902,353	—	259,718	6,682,383
NVIT Multi-Manager Small Cap Growth Fund, Class Y**	—	22,699,268	6,351,059	(28,064,404)	(3,115,475)	2,129,552	—	—	6,351,060
NVIT Multi-Manager Small Cap Value Fund, Class Y**	—	22,497,966	7,856,712	(25,081,075)	(13,917,644)	8,644,041	—	—	7,856,712
NVIT U.S. 130/30 Equity Fund, Class Y	24,630,930	—	252,556,953	(7,593,111)	190,983	13,223,628	258,378,453	370,484	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	2,395,301	27,497,355	1,183,248	(5,523,899)	13,516	902,557	24,072,777	833,371	—
Nationwide Bond Fund, Class R6	4,841,134	52,742,579	3,174,222	(10,585,492)	10,612	2,827,358	48,169,279	1,503,758	—
NVIT Core Bond Fund, Class Y	21,879,046	244,370,765	19,593,684	(37,298,211)	470,849	13,532,422	240,669,509	7,398,726	—
NVIT Core Plus Bond Fund, Class Y	25,056,832	290,661,210	25,555,606	(45,374,440)	107,459	18,707,140	289,656,975	9,395,081	—
NVIT Short Term Bond Fund, Class Y	11,688,661	126,705,617	8,122,215	(16,562,816)	(239,518)	2,484,598	120,510,096	3,144,689	—
Total		2,314,539,624	1,739,266,726	(1,870,448,551)	(40,061,509)	310,089,584	2,453,385,874	34,581,838	149,919,123

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

21

Notes to Financial Statements (Continued)

December 31, 2019

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $1,739,266,726 and sales of $1,870,448,551 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

22

Notes to Financial Statements (Continued)

December 31, 2019

Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$68,094,005	$222,784,128	$290,878,133	$—	$290,878,133

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,627,698	$123,028,891	$178,656,589	$—	$178,656,589

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$26,588,301	$82,591,071	$109,179,372	$—	$70,163,175	$179,342,547

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,383,222,699	$72,385,579	$(2,222,404)	$70,163,175

11.  Subsequent Events

On December 4, 2019, the Board of Trustees approved the Fund to be renamed “NVIT Blueprint Capital Appreciation Fund”. The change is effective April 29, 2020.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Capital Appreciation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

26

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser (if any).

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable).

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that five of the Funds had underperformed their medians, performing in the third, fourth, or fifth quintile. The Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, and the effects of the Funds’ asset allocations on performance under current market conditions. The Trustees took into account descriptions by the Adviser of recent changes it had implemented in the underlying mutual funds in which the Cardinal Funds invest, which are expected to bring the Funds’ investment performance more closely in line with their peers’ and to reduce expenses (due to the anticipated lower expense ratios of the new underlying funds). As to NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that the

27

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

volatility overlay that is part of the Fund’s investment strategy may have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements and in light of the recent steps taken by the Adviser to improve the Funds’ investment performance and reduce expenses, that the Adviser’s explanations and undertakings regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds was either lower than or equal to the median of the Fund’s Broadridge expense group, except in the case of NVIT Cardinal Moderately Aggressive Fund, whose total expense ratio was within an acceptable range of the median. They also considered that the actual management fees of all but three of the Funds were at or below their expense peer group medians, and the remaining three were within an acceptable range or their peer group medians. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 18.80%.

The Fund designates $222,784,128, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $7,275,270 or $0.0296 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $913,068 or $0.0037 per outstanding share.

28

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

33

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

34

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

36

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

37

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2019

NVIT CardinalSM Conservative Fund

AR-CD-CON 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT CardinalSM Conservative Fund

For the annual period ended December 31, 2019, the NVIT Cardinal Conservative Fund (Class II) returned 10.67% versus 11.23% for its benchmark, the Morningstar® Conservative Target Risk Index. For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 15% to 30% Equity (consisting of 59 funds as of December 31, 2019), was 11.65% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended December 31, 2019, was product of a favorable environment across most asset classes and underlying investments.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the Fund’s 16 underlying investments held during the reporting period posted positive returns. The leading contributor to the Fund’s performance during the reporting period was the allocation to the underlying NVIT Core Plus Bond Fund. The underlying NVIT Core Bond Fund was the second-largest contributor, and the third-largest contributor was the underlying NVIT Short Term Bond Fund.

The smallest contributors to the performance of the Fund during the period were the following underlying funds: the NVIT Multi-Manager Mid Cap Value Fund, the NVIT Multi-Manager Mid Cap Growth Fund and the NVIT U.S. 130/30 Equity Fund.

During the fourth quarter of 2019, the Fund replaced eight existing underlying funds with four new underlying funds. Specifically, the underlying NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund were replaced by the NVIT GS Large Cap Equity Insights Fund and the NVIT U.S. 130/30 Equity Fund. The underlying NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were replaced by the NVIT GS Small Cap Equity Insights Fund. The underlying NVIT Multi-Manager International Growth Fund and NVIT Multi-Manager International Value Fund were replaced by the NVIT GS International Equity Insights Fund.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

3

Fund Commentary (cont.)	NVIT CardinalSM Conservative Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Conservative Fund

Asset Allocation1

Fixed Income Funds	79.6%
Equity Funds	20.4%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

NVIT Short Term Bond Fund, Class Y	28.8%
NVIT Core Plus Bond Fund, Class Y	21.9%
NVIT Core Bond Fund, Class Y	16.9%
NVIT GS Large Cap Equity Insights Fund, Class Y	9.9%
NVIT GS International Equity Insights Fund, Class Y	6.1%
Nationwide Bond Fund, Class R6	5.5%
Nationwide Inflation-Protected Securities Fund, Class R6	4.0%
NVIT U.S. 130/30 Equity Fund, Class Y	3.3%
DoubleLine NVIT Total Return Tactical Fund, Class Y	2.5%
NVIT Emerging Markets Fund, Class Y	1.1%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT CardinalSM Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr
Class I	10.77%	3.65%	4.25%
Class II	10.67%	3.55%	4.16%
Morningstar® Conservative Target Risk Index	11.23%	4.05%	4.53%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.88%	0.78%
Class II	1.13%	0.87%

^

Current effective prospectus dated April 30, 2019 (as revised October 16, 2019). The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Conservative Fund versus performance of the Morningstar® Conservative Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Conservative Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,029.50	1.53	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual	(c)	1,000.00	1,028.60	1.99	0.39
	Hypothetical	(c)(d)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d) Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT CardinalSM Conservative Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 20.4%
NVIT Emerging Markets Fund, Class Y (a)	510,634	$6,868,024
NVIT GS International Equity Insights Fund, Class Y* (a)	3,824,502	39,392,370
NVIT GS Large Cap Equity Insights Fund, Class Y (a)	6,063,225	64,270,182
NVIT U.S. 130/30 Equity Fund, Class Y (a)	2,034,248	21,339,261

Total Equity Funds (cost $126,351,685)		131,869,837

Fixed Income Funds 79.6%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,597,839	16,058,282
Nationwide Bond Fund, Class R6 (a)	3,552,371	35,346,095
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	2,548,871	25,692,619
NVIT Core Bond Fund, Class Y (a)	9,924,496	109,169,455
NVIT Core Plus Bond Fund, Class Y (a)	12,257,350	141,694,962
NVIT Short Term Bond Fund, Class Y (a)	18,089,510	186,502,844

Total Fixed Income Funds (cost $516,202,385)		514,464,257

Total Investment Companies (cost $642,554,070)		646,334,094

Total Investments (cost $642,554,070) — 100.0%		646,334,094

Liabilities in excess of other assets — 0.0%†		(243,721)

NET ASSETS — 100.0%		$646,090,373

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT CardinalSM Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $642,554,070)	$646,334,094
Receivable for investments sold	311,071
Receivable for capital shares issued	23,345
Prepaid expenses	1,010

Total Assets	646,669,520

Liabilities:
Payable for capital shares redeemed	334,416
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Investment advisory fees	54,870
Fund administration fees	24,024
Distribution fees	48,835
Administrative servicing fees	83,696
Accounting and transfer agent fees	124
Trustee fees	100
Custodian fees	11,685
Compliance program costs (Note 3)	661
Professional fees	11,101
Printing fees	4,978
Other	4,584

Total Liabilities	579,147

Net Assets	$646,090,373

Represented by:
Capital	$641,629,040
Total distributable earnings (loss)	4,461,333

Net Assets	$646,090,373

Net Assets:
Class I Shares	$6,728,419
Class II Shares	639,361,954

Total	$646,090,373

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	661,145
Class II Shares	62,830,719

Total	63,491,864

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.18
Class II Shares	$10.18

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT CardinalSM Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$15,662,703

Total Income	15,662,703

EXPENSES:
Investment advisory fees	1,284,814
Fund administration fees	185,760
Distribution fees Class II Shares	1,590,165
Administrative servicing fees Class I Shares	9,501
Administrative servicing fees Class II Shares	954,103
Professional fees	40,282
Printing fees	10,048
Trustee fees	23,348
Custodian fees	25,595
Accounting and transfer agent fees	601
Compliance program costs (Note 3)	2,772
Other	12,211

Total expenses before fees waived	4,139,200

Distribution fees waived — Class II (Note 3)	(1,017,716)
Investment advisory fees waived (Note 3)	(642,395)

Net Expenses	2,479,089

NET INVESTMENT INCOME	13,183,614

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	11,531,775
Net realized losses from transactions in investment securities of affiliated issuers	(6,650,504)

Net realized gains	4,881,271

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	46,834,610

Net realized/unrealized gains	51,715,881

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$64,899,495

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Conservative Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$13,183,614	$14,344,828
Net realized gains	4,881,271	12,916,962
Net change in unrealized appreciation/depreciation	46,834,610	(44,985,275)

Change in net assets resulting from operations	64,899,495	(17,723,485)

Distributions to Shareholders From:
Distributable earnings:
Class I	(294,702)	(192,545)
Class II	(27,745,533)	(18,412,211)

Change in net assets from shareholder distributions	(28,040,235)	(18,604,756)

Change in net assets from capital transactions	(21,847,863)	(57,599,667)

Change in net assets	15,011,397	(93,927,908)

Net Assets:
Beginning of year	631,078,976	725,006,884

End of year	$646,090,373	$631,078,976

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,745,839	$1,582,091
Dividends reinvested	294,702	192,545
Cost of shares redeemed	(2,042,927)	(2,616,708)

Total Class I Shares	(2,386)	(842,072)

Class II Shares
Proceeds from shares issued	53,665,784	49,931,303
Dividends reinvested	27,745,533	18,412,211
Cost of shares redeemed	(103,256,794)	(125,101,109)

Total Class II Shares	(21,845,477)	(56,757,595)

Change in net assets from capital transactions	$(21,847,863)	$(57,599,667)

SHARE TRANSACTIONS:
Class I Shares
Issued	170,892	157,733
Reinvested	28,947	19,847
Redeemed	(203,077)	(260,149)

Total Class I Shares	(3,238)	(82,569)

Class II Shares
Issued	5,260,659	4,949,691
Reinvested	2,727,850	1,897,101
Redeemed	(10,180,308)	(12,458,065)

Total Class II Shares	(2,191,799)	(5,611,273)

Total change in shares	(2,195,037)	(5,693,842)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$9.61	0.23	0.80	1.03	(0.27)	(0.19)	(0.46)	$10.18	10.77%		$6,728,419	0.30%	2.24%	0.40%	33.21%
Year Ended December 31, 2018	$10.16	0.23	(0.48)	(0.25)	(0.24)	(0.06)	(0.30)	$9.61	(2.51%	)	$6,383,879	0.30%	2.31%	0.40%	15.61%
Year Ended December 31, 2017	$9.97	0.21	0.42	0.63	(0.22)	(0.22)	(0.44)	$10.16	6.35%		$7,588,982	0.29%	2.07%	0.39%	9.98%
Year Ended December 31, 2016	$10.03	0.22	0.26	0.48	(0.26)	(0.28)	(0.54)	$9.97	4.81%		$7,001,246	0.29%	2.12%	0.36%	13.91%
Year Ended December 31, 2015	$10.65	0.16	(0.23)	(0.07)	(0.23)	(0.32)	(0.55)	$10.03	(0.65%	)	$7,033,308	0.29%	1.51%	0.29%	21.23%

Class II Shares
Year Ended December 31, 2019	$9.61	0.21	0.81	1.02	(0.26)	(0.19)	(0.45)	$10.18	10.67%		$639,361,954	0.39%	2.05%	0.65%	33.21%
Year Ended December 31, 2018	$10.16	0.21	(0.47)	(0.26)	(0.23)	(0.06)	(0.29)	$9.61	(2.60%	)	$624,695,097	0.39%	2.11%	0.65%	15.61%
Year Ended December 31, 2017	$9.96	0.19	0.44	0.63	(0.21)	(0.22)	(0.43)	$10.16	6.36%		$717,417,902	0.38%	1.87%	0.64%	9.98%
Year Ended December 31, 2016	$10.03	0.20	0.26	0.46	(0.25)	(0.28)	(0.53)	$9.96	4.61%		$744,912,548	0.38%	1.98%	0.61%	13.91%
Year Ended December 31, 2015	$10.65	0.16	(0.24)	(0.08)	(0.22)	(0.32)	(0.54)	$10.03	(0.73%	)	$730,384,814	0.38%	1.54%	0.54%	21.23%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“NMF”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

14

Notes to Financial Statements (Continued)

December 31, 2019

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Investments in affiliated registered open-end Underlying Funds that are not registered under the Securities Act of 1933 (“Investment Funds”) for which a market value is not readily available will generally be valued using the NAV as a practical expedient, as reported by the third-party administrator of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. The fair value of the Investment Funds generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Investment Fund.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$521,332,281	$—	$—	$521,332,281
Total	$521,332,281	$—	$—	$521,332,281
Assets excluded from fair value hierarchy*				125,001,813
Total				$646,334,094
*	As the Fund uses the NAV as a practical expedient to determine the fair value of certain 1940 Act only investments, these investments have not been classified in the U.S. GAAP fair value hierarchy.

Amounts designated as “—” are zero or have been rounded to zero.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally

15

Notes to Financial Statements (Continued)

December 31, 2019

valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

16

Notes to Financial Statements (Continued)

December 31, 2019

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

17

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to

18

Notes to Financial Statements (Continued)

December 31, 2019

the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $642,395, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party

19

Notes to Financial Statements (Continued)

December 31, 2019

service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $185,760 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $2,772.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $1,017,716, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $963,604.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in

20

Notes to Financial Statements (Continued)

December 31, 2019

addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Emerging Markets Fund, Class Y	510,634	6,248,354	1,319,512	(1,952,586)	(132,823)	1,385,567	6,868,024	169,022	—
NVIT GS International Equity Insights Fund, Class Y**	3,824,502	—	40,459,350	(2,087,622)	(186)	1,020,828	39,392,370	—	—
NVIT GS Large Cap Equity Insights Fund, Class Y	6,063,225	—	65,388,258	(4,404,331)	93,576	3,192,679	64,270,182	110,350	—
NVIT Multi-Manager International Growth Fund, Class Y	—	21,043,830	3,762,187	(28,333,067)	(1,079,717)	4,606,767	—	272,472	1,249,434
NVIT Multi-Manager International Value Fund, Class Y	—	20,911,514	4,415,370	(27,342,928)	174,915	1,841,129	—	74,814	846,830
NVIT Multi-Manager Large Cap Growth Fund, Class Y	—	32,945,381	16,791,072	(51,582,764)	(1,474,128)	3,320,439	—	10,208	5,116,964
NVIT Multi-Manager Large Cap Value Fund, Class Y	—	32,608,075	13,352,826	(49,605,212)	(1,520,001)	5,164,312	—	89,401	2,962,991
NVIT Multi-Manager Mid Cap Growth Fund, Class Y**	—	2,706,640	1,110,655	(3,839,293)	(251,893)	273,891	—	—	771,354
NVIT Multi-Manager Mid Cap Value Fund, Class Y	—	2,830,631	941,967	(3,704,897)	(956,187)	888,486	—	22,706	584,202
NVIT U.S. 130/30 Equity Fund, Class Y	2,034,248	—	21,386,325	(1,167,148)	26,833	1,093,251	21,339,261	30,559	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,597,839	16,393,668	919,268	(1,796,046)	(7,667)	549,059	16,058,282	552,553	—
Nationwide Bond Fund, Class R6	3,552,371	36,051,438	2,272,803	(4,954,930)	(34,720)	2,011,504	35,346,095	1,070,292	—
Nationwide Inflation-Protected Securities Fund, Class R6	2,548,871	26,023,669	1,295,039	(3,237,294)	73,476	1,537,729	25,692,619	448,075	—
NVIT Core Bond Fund, Class Y	9,924,496	108,828,526	9,353,832	(15,155,094)	(294,200)	6,436,391	109,169,455	3,354,913	—
NVIT Core Plus Bond Fund, Class Y	12,257,350	140,399,205	12,488,441	(20,162,072)	(851,981)	9,821,369	141,694,962	4,596,107	—
NVIT Short Term Bond Fund, Class Y	18,089,510	184,337,877	18,071,352	(19,181,793)	(415,801)	3,691,209	186,502,844	4,861,231	—
Total		631,328,808	213,328,257	(238,507,077)	(6,650,504)	46,834,610	646,334,094	15,662,703	11,531,775

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

21

Notes to Financial Statements (Continued)

December 31, 2019

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $ 213,328,257 and sales of $238,507,077 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

22

Notes to Financial Statements (Continued)

December 31, 2019

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,988,868	$12,051,367	$28,040,235	$—	$28,040,235

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,652,851	$3,951,905	$18,604,756	$—	$18,604,756

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,965,925	$1,557,830	$3,523,755	$—	$937,578	$4,461,333

Amounts designated as “—” are zero or have been rounded to zero.

23

Notes to Financial Statements (Continued)

December 31, 2019

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$645,396,516	$5,895,513	$(4,957,935)	$937,578

11.  Subsequent Events

On December 4, 2019, the Board of Trustees approved the Fund to be renamed “NVIT Blueprint Conservative Fund”. The change is effective April 29, 2020.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

26

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser (if any).

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable).

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that five of the Funds had underperformed their medians, performing in the third, fourth, or fifth quintile. The Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, and the effects of the Funds’ asset allocations on performance under current market conditions. The Trustees took into account descriptions by the Adviser of recent changes it had implemented in the underlying mutual funds in which the Cardinal Funds invest, which are expected to bring the Funds’ investment performance more closely in line with their peers’ and to reduce expenses (due to the anticipated lower expense ratios of the new underlying funds). As to NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that the

27

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

volatility overlay that is part of the Fund’s investment strategy may have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements and in light of the recent steps taken by the Adviser to improve the Funds’ investment performance and reduce expenses, that the Adviser’s explanations and undertakings regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds was either lower than or equal to the median of the Fund’s Broadridge expense group, except in the case of NVIT Cardinal Moderately Aggressive Fund, whose total expense ratio was within an acceptable range of the median. They also considered that the actual management fees of all but three of the Funds were at or below their expense peer group medians, and the remaining three were within an acceptable range or their peer group medians. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 5.04%.

The Fund designates $12,051,367, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $508,672 or $0.0080 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $59,980 or $0.0009 per outstanding share.

28

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

33

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

34

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

36

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

37

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2019

NVIT CardinalSM Managed Growth & Income Fund

AR-CD-MGI 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT CardinalSM Managed Growth & Income Fund

For the annual period ended December 31, 2019, the NVIT Cardinal Managed Growth & Income Fund (Class II) returned 13.85% versus 19.04% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 30% to 50% Equity (consisting of 176 funds as of December 31, 2019), was 15.29% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2019, was the product of a favorable environment across most asset classes and underlying investments.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index (S&P 500) returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index (S&P 400), returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index (Russell 2000) returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (MSCI EAFE) (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned

13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the core sleeve’s 19 underlying investments held during the reporting period posted positive returns. The leading contributor to the core sleeve’s performance during the reporting period was the allocation to the underlying NVIT Multi-Manager Large Cap Growth Fund. The underlying NVIT Multi-Manager Large Cap Value Fund was the second-largest contributor, and the third-largest contributor was the underlying NVIT Multi-Manager International Growth Fund.

The smallest contributors to the performance of the core sleeve during the reporting period were the following underlying funds: the DoubleLine NVIT Total Return Tactical Fund, the NVIT Multi-Manager Small Cap Value Fund, and the NVIT Multi-Manager Small Cap Growth Fund.

During the reporting period, the core sleeve replaced eight existing underlying funds with four new underlying funds. Specifically, the underlying NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund were replaced by the NVIT GS Large Cap Equity Insights Fund and the NVIT U.S. 130/30 Equity Fund. The underlying NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were replaced by the NVIT GS Small Cap Equity Insights Fund. The underlying NVIT Multi-Manager International Growth Fund and NVIT Multi-Manager International Value Fund were replaced by the NVIT GS International Equity Insights Fund.

Through the volatility overlay sleeve, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500, S&P 400, Russell 2000 and MSCI EAFE as dictated by an algorithm that determines — based on numerous variables — whether the Fund’s equity

3

Fund Commentary (cont.)	NVIT CardinalSM Managed Growth & Income Fund

exposure should be increased or decreased in light of the volatility associated with prevailing market conditions.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2019. Broad market volatility (S&P 500) ranged between approximately 8% and 30%. The year began with relatively high volatility, which quickly subsided in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the third quarter of 2019 saw an increased level of volatility, which caused the algorithm to detract from performance, in line with other periods of rapid, “v-shaped” market movement. The fourth quarter’s lower volatility, which was accompanied by a sustained upturn in the market, provided an opportunity for the algorithm to contribute to performance. Overall, the volatility overlay sleeve was a detractor from Fund performance during the reporting period.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Managed Growth & Income Fund

Asset Allocation1

Equity Funds	48.9%
Fixed Income Funds	47.8%
Futures Contracts	0.4%
Other assets in excess of liabilities	2.9%
100.0%

Top Holdings2

NVIT GS Large Cap Equity Insights Fund, Class Y	21.3%
NVIT Core Plus Bond Fund, Class Y	16.8%
NVIT GS International Equity Insights Fund, Class Y	15.1%
NVIT Short Term Bond Fund, Class Y	13.8%
NVIT Core Bond Fund, Class Y	13.8%
NVIT U.S. 130/30 Equity Fund, Class Y	7.1%
Nationwide Bond Fund, Class R6	3.5%
NVIT Emerging Markets Fund, Class Y	2.6%
Nationwide International Small Cap Fund, Class R6	2.5%
NVIT GS Small Cap Equity Insights Fund, Class Y	2.0%
DoubleLine NVIT Total Return Tactical Fund, Class Y	1.5%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT CardinalSM Managed Growth & Income Fund

Average Annual Total Return1

(For the periods ended December 31, 2019)

	1 Yr.	5 Yr.	Inception
Class I	14.05%	4.40%	4.19%	[2]
Class II	13.85%	4.18%	4.76%	[3]
Morningstar® Moderate Target Risk Index	19.04%	6.75%	7.72%	[3]

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.97%	0.80%
Class II	1.22%	1.00%

^

Current effective prospectus dated April 30, 2019 (as revised October 16, 2019). The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Managed Growth & Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Managed Growth & Income Fund versus performance of the Morningstar® Moderate Target Risk Index from inception through 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth & Income Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,037.50	1.28	0.25
	Hypothetical	(c)(d)	1,000.00	1,023.95	1.28	0.25
Class II Shares	Actual	(c)	1,000.00	1,037.60	2.31	0.45
	Hypothetical	(c)(d)	1,000.00	1,022.94	2.29	0.45

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT CardinalSM Managed Growth & Income Fund

Investment Companies 96.7%

	Shares	Value

Equity Funds 48.9%
Nationwide International Small Cap Fund, Class R6 (a)	1,400,556	$14,341,689
NVIT Emerging Markets Fund, Class Y (a)	1,107,075	14,890,158
NVIT GS International Equity Insights Fund, Class Y* (a)	8,292,437	85,412,098
NVIT GS Large Cap Equity Insights Fund, Class Y (a)	11,326,027	120,055,891
NVIT GS Small Cap Equity Insights Fund, Class Y (a)	1,013,451	11,269,578
NVIT U.S. 130/30 Equity Fund, Class Y (a)	3,799,939	39,861,355

Total Equity Funds (cost $274,362,624)		285,830,769

Investment Companies (continued)

	Shares	Value

Fixed Income Funds 47.8%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	831,516	$8,356,736
Nationwide Bond Fund, Class R6 (a)	1,960,688	19,508,842
NVIT Core Bond Fund, Class Y (a)	7,088,782	77,976,599
NVIT Core Plus Bond Fund, Class Y (a)	8,214,962	94,964,960
NVIT Short Term Bond Fund, Class Y (a)	7,574,214	78,090,145

Total Fixed Income Funds (cost $277,641,809)		278,897,282

Total Investment Companies (cost $552,004,433)		564,728,051

Total Investments (cost $552,004,433) — 96.7%		564,728,051

Other assets in excess of liabilities — 3.3%		19,544,545

NET ASSETS — 100.0%		$584,272,596

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
MSCI EAFE E-Mini Index	400	3/2020	USD	40,730,000	720,915
Russell 2000 E-Mini Index	69	3/2020	USD	5,763,570	113,336
S&P 500 E-Mini Index	228	3/2020	USD	36,834,540	937,724
S&P Midcap 400 E-Mini Index	65	3/2020	USD	13,421,200	286,899

					2,058,874

At December 31, 2019, the Fund had $4,302,540 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT CardinalSM Managed Growth & Income Fund
Assets:
Investment securities of affiliated issuers, at value (cost $552,004,433)	$564,728,051
Cash	15,174,663
Deposits with broker for futures contracts	4,302,540
Interest receivable	19,734
Receivable for investments sold	188,878
Receivable for capital shares issued	3,290
Receivable for variation margin on futures contracts	303,074
Reimbursement from investment adviser (Note 3)	79,264
Prepaid expenses	882

Total Assets	584,800,376

Liabilities:
Payable for capital shares redeemed	202,109
Accrued expenses and other payables:
Investment advisory fees	108,358
Fund administration fees	22,721
Distribution fees	98,059
Administrative servicing fees	73,000
Accounting and transfer agent fees	85
Trustee fees	100
Custodian fees	6,194
Compliance program costs (Note 3)	589
Professional fees	11,585
Printing fees	3,528
Other	1,452

Total Liabilities	527,780

Net Assets	$584,272,596

Represented by:
Capital	$583,566,255
Total distributable earnings (loss)	706,341

Net Assets	$584,272,596

Net Assets:
Class I Shares	$2,673,794
Class II Shares	581,598,802

Total	$584,272,596

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	253,701
Class II Shares	55,254,482

Total	55,508,183

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.54
Class II Shares	$10.53

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT CardinalSM Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$10,329,874
Interest income (unaffiliated)	438,752

Total Income	10,768,626

EXPENSES:
Investment advisory fees	1,244,846
Fund administration fees	168,986
Distribution fees Class II Shares	1,408,589
Administrative servicing fees Class I Shares	3,603
Administrative servicing fees Class II Shares	845,157
Professional fees	38,112
Printing fees	10,636
Trustee fees	20,363
Custodian fees	20,687
Accounting and transfer agent fees	438
Compliance program costs (Note 3)	2,420
Other	10,108

Total expenses before fees waived and expenses reimbursed	3,773,945

Distribution fees waived — Class II (Note 3)	(281,726)
Expenses reimbursed by adviser (Note 3)	(943,502)

Net Expenses	2,548,717

NET INVESTMENT INCOME	8,219,909

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	24,750,899
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(21,575,106)
Expiration or closing of futures contracts (Note 2)	(9,559,852)

Net realized losses	(6,384,059)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities from affiliated issuers	71,372,995
Futures contracts (Note 2)	(736,403)

Net change in unrealized appreciation/depreciation	70,636,592

Net realized/unrealized gains	64,252,533

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$72,472,442

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth & Income Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$8,219,909	$10,267,351
Net realized gains (losses)	(6,384,059)	14,000,545
Net change in unrealized appreciation/depreciation	70,636,592	(64,501,657)

Change in net assets resulting from operations	72,472,442	(40,233,761)

Distributions to Shareholders From:
Distributable earnings:
Class I	(113,883)	(138,185)
Class II	(24,547,698)	(34,562,137)

Change in net assets from shareholder distributions	(24,661,581)	(34,700,322)

Change in net assets from capital transactions	1,632,977	12,679,875

Change in net assets	49,443,838	(62,254,208)

Net Assets:
Beginning of year	534,828,758	597,082,966

End of year	$584,272,596	$534,828,758

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$352,462	$356,349
Dividends reinvested	113,883	138,185
Cost of shares redeemed	(119,399)	(97,407)

Total Class I Shares	346,946	397,127

Class II Shares
Proceeds from shares issued	10,397,248	12,892,420
Dividends reinvested	24,547,698	34,562,137
Cost of shares redeemed	(33,658,915)	(35,171,809)

Total Class II Shares	1,286,031	12,282,748

Change in net assets from capital transactions	$1,632,977	$12,679,875

SHARE TRANSACTIONS:
Class I Shares
Issued	33,883	33,253
Reinvested	11,002	13,509
Redeemed	(11,581)	(9,127)

Total Class I Shares	33,304	37,635

Class II Shares
Issued	1,006,885	1,208,150
Reinvested	2,379,093	3,375,344
Redeemed	(3,260,240)	(3,280,316)

Total Class II Shares	125,738	1,303,178

Total change in shares	159,042	1,340,813

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$9.67	0.18	1.17	1.35	(0.28)	(0.20)	(0.48)	$10.54	14.05%		$2,673,794	0.25%	1.76%	0.42%	60.58%
Year Ended December 31, 2018	$11.07	0.23	(0.96)	(0.73)	(0.24)	(0.43)	(0.67)	$9.67	(6.81%	)	$2,131,954	0.25%	2.14%	0.42%	17.05%
Year Ended December 31, 2017	$10.13	0.22	1.28	1.50	(0.20)	(0.36)	(0.56)	$11.07	14.96%		$2,022,774	0.25%	2.01%	0.42%	15.23%
Year Ended December 31, 2016	$9.84	0.21	0.35	0.56	(0.25)	(0.02)	(0.27)	$10.13	5.74%		$1,344,914	0.25%	2.15%	0.42%	11.10%
Year Ended December 31, 2015	$10.40	0.39	(0.81)	(0.42)	(0.14)	–	(0.14)	$9.84	(4.03%	)	$700,662	0.25%	3.77%	0.42%	10.54%

Class II Shares
Year Ended December 31, 2019	$9.66	0.15	1.18	1.33	(0.26)	(0.20)	(0.46)	$10.53	13.85%		$581,598,802	0.45%	1.45%	0.67%	60.58%
Year Ended December 31, 2018	$11.06	0.19	(0.94)	(0.75)	(0.22)	(0.43)	(0.65)	$9.66	(7.01%	)	$532,696,804	0.45%	1.78%	0.67%	17.05%
Year Ended December 31, 2017	$10.12	0.17	1.31	1.48	(0.18)	(0.36)	(0.54)	$11.06	14.77%		$595,060,192	0.45%	1.55%	0.67%	15.23%
Year Ended December 31, 2016	$9.83	0.17	0.37	0.54	(0.23)	(0.02)	(0.25)	$10.12	5.56%		$525,779,382	0.45%	1.72%	0.67%	11.10%
Year Ended December 31, 2015	$10.40	0.14	(0.59)	(0.45)	(0.12)	–	(0.12)	$9.83	(4.29%	)	$466,569,212	0.45%	1.31%	0.67%	10.54%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“NMF”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

14

Notes to Financial Statements (Continued)

December 31, 2019

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Investments in affiliated registered open-end Underlying Funds that are not registered under the Securities Act of 1933 (“Investment Funds”) for which a market value is not readily available will generally be valued using the NAV as a practical expedient, as reported by the third-party administrator of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. The fair value of the Investment Funds generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Investment Fund.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Futures	$2,058,874	$—	$—	$2,058,874
Investment Companies	308,129,129	—	—	308,129,129
Total	$310,188,003	$—	$—	$310,188,003
Assets excluded from fair value hierarchy*				256,598,922
Total				$566,786,925
*	As the Fund uses the NAV as a practical expedient to determine the fair value of certain 1940 Act only investments, these investments have not been classified in the U.S. GAAP fair value hierarchy.

Amounts designated as “—” are zero or have been rounded to zero.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of

15

Notes to Financial Statements (Continued)

December 31, 2019

Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

16

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 50%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or

17

Notes to Financial Statements (Continued)

December 31, 2019

foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Receivable for variation margin on futures contracts	$2,058,874
Total		$2,058,874
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(9,559,852)
Total	$(9,559,852)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(736,403)
Total	$(736,403)

The following table provides a summary of the Fund’s average volume of derivative instruments held during year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$64,224,089
Average Notional Balance Short	$17,731,507

18

Notes to Financial Statements (Continued)

December 31, 2019

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the

19

Notes to Financial Statements (Continued)

December 31, 2019

relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.22%, and after expense reimbursements due to the expense limitation agreement described below was 0.05%. During the year ended December 31, 2019, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $24,189.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.10% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to

20

Notes to Financial Statements (Continued)

December 31, 2019

exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$927,485	$968,095	$943,502	$2,839,082

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $168,986 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $2,420.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract

21

Notes to Financial Statements (Continued)

December 31, 2019

waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $281,726, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $848,760.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2019 were as follows:

Security Description	Shares/Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/Interest Income ($)	Capital Gain Distributions ($)

Nationwide International Small Cap Fund, Class R6	1,400,556	10,935,462	2,352,146	(1,994,960)	(353,523)	3,402,564	14,341,689	396,161	—
NVIT Emerging Markets Fund, Class Y	1,107,075	12,017,150	1,915,061	(1,592,490)	(93,611)	2,644,048	14,890,158	354,777	—
NVIT GS International Equity Insights Fund, Class Y**	8,292,437	—	84,060,629	(846,827)	2,747	2,195,549	85,412,098	—	—
NVIT GS Large Cap Equity Insights Fund, Class Y	11,326,027	—	116,724,110	(2,682,329)	55,557	5,958,553	120,055,891	205,572	—
NVIT GS Small Cap Equity Insights Fund, Class Y	1,013,451	—	11,191,432	(854,383)	53,838	878,691	11,269,578	14,353	—
NVIT Multi-Manager International Growth Fund, Class Y	—	37,224,792	7,725,271	(51,980,543)	(1,734,380)	8,764,860	—	575,083	2,637,073
NVIT Multi-Manager International Value Fund, Class Y	—	36,842,706	6,039,214	(46,546,055)	(2,097,390)	5,761,525	—	145,783	1,650,123
NVIT Multi-Manager Large Cap Growth Fund, Class Y	—	56,484,291	15,239,203	(75,989,433)	(3,077,264)	7,343,203	—	17,610	8,827,212
NVIT Multi-Manager Large Cap Value Fund, Class Y	—	56,233,019	11,027,314	(74,049,722)	(7,084,089)	13,873,478	—	153,075	5,073,304
NVIT Multi-Manager Mid Cap Growth Fund, Class Y**	—	6,717,295	3,210,384	(10,064,353)	(675,052)	811,726	—	—	2,075,448

22

Notes to Financial Statements (Continued)

December 31, 2019

Security Description	Shares/Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/Interest Income ($)	Capital Gain Distributions ($)
NVIT Multi-Manager Mid Cap Value Fund, Class Y	—	6,934,759	2,240,934	(9,094,270)	(2,028,811)	1,947,388	—	55,436	1,426,341
NVIT Multi-Manager Small Cap Growth Fund, Class Y**	—	4,295,862	2,356,269	(6,484,471)	(588,321)	420,661	—	—	1,416,103
NVIT Multi-Manager Small Cap Value Fund, Class Y**	—	4,284,634	2,494,143	(5,733,789)	(2,694,442)	1,649,454	—	—	1,645,295
NVIT U.S. 130/30 Equity Fund, Class Y	3,799,939	—	38,275,421	(457,801)	7,952	2,035,783	39,861,355	56,928	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	831,516	8,175,113	1,130,510	(1,210,065)	(15,140)	276,318	8,356,736	286,772	—
Nationwide Bond Fund, Class R6	1,960,688	19,134,907	2,337,135	(3,011,331)	(35,127)	1,083,258	19,508,842	573,807	—
NVIT Core Bond Fund, Class Y	7,088,782	76,376,935	9,143,680	(11,702,942)	(407,909)	4,566,835	77,976,599	2,392,987	—
NVIT Core Plus Bond Fund, Class Y	8,214,962	92,289,312	11,065,782	(14,114,174)	(466,480)	6,190,520	94,964,960	3,077,280	—
NVIT Short Term Bond Fund, Class Y	7,574,214	76,203,446	11,633,229	(10,971,450)	(343,661)	1,568,581	78,090,145	2,024,250	—
Total		504,149,683	340,161,867	(329,381,388)	(21,575,106)	71,372,995	564,728,051	10,329,874	24,750,899

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program

23

Notes to Financial Statements (Continued)

December 31, 2019

allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $340,161,867 and sales of $329,381,388 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

24

Notes to Financial Statements (Continued)

December 31, 2019

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,055,548	$10,606,033	$24,661,581	$—	$24,661,581

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,633,261	$15,067,061	$34,700,322	$—	$34,700,322

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,665,191	$—	$3,665,191	$(14,445,508)	$11,486,658	$706,341

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$555,300,267	$12,471,699	$(985,041)	$11,486,658

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $14,445,508 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

11.  Subsequent Events

On December 4, 2019 the Board of Trustees approved the Fund to be renamed “NVIT Blueprint Managed Growth & Income Fund”. The change is effective April 29, 2020.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Managed Growth & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Managed Growth & Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

26

Supplemental Information

December 31, 2019

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

27

Supplemental Information (Continued)

December 31, 2019

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser (if any).

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable).

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that five of the Funds had underperformed their medians, performing in the third, fourth, or fifth quintile. The Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, and the effects of the Funds’ asset allocations on performance under current market conditions. The Trustees took into account descriptions by the Adviser of recent changes it had implemented in the underlying mutual funds in which the Cardinal Funds invest, which are expected to bring the Funds’ investment performance more closely in line with their peers’ and to reduce expenses (due to the anticipated lower expense ratios of the new underlying funds). As to NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that the

28

Supplemental Information (Continued)

December 31, 2019

volatility overlay that is part of the Fund’s investment strategy may have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements and in light of the recent steps taken by the Adviser to improve the Funds’ investment performance and reduce expenses, that the Adviser’s explanations and undertakings regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds was either lower than or equal to the median of the Fund’s Broadridge expense group, except in the case of NVIT Cardinal Moderately Aggressive Fund, whose total expense ratio was within an acceptable range of the median. They also considered that the actual management fees of all but three of the Funds were at or below their expense peer group medians, and the remaining three were within an acceptable range or their peer group medians. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 12.27%.

The Fund designates $10,606,033, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $1,168,801 or $0.0211 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $149,432 or $0.0027 per outstanding share.

29

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

34

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

35

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

36

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

37

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

38

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Annual Report

December 31, 2019

NVIT CardinalSM Managed Growth Fund

AR-CD-MGR 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT CardinalSM Managed Growth Fund

For the annual period ended December 31, 2019, the NVIT Cardinal Managed Growth Fund (Class II) returned 15.42%* versus 19.04% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 50% to 70% Equity (consisting of 381 funds as of December 31, 2019), was 19.27% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2019, was the product of a favorable environment across most asset classes and underlying investments.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index (S&P 500) returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index (S&P 400), returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index (Russell 2000) returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (MSCI EAFE) (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market)

returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the core sleeve’s 19 underlying investments held during the reporting period posted positive returns. The leading contributor to the core sleeve’s performance during the reporting period was the allocation to the underlying NVIT Multi-Manager Large Cap Growth Fund. The underlying NVIT Multi-Manager Large Cap Value Fund was the second-largest contributor, and the third-largest contributor was the underlying NVIT Multi-Manager International Growth Fund.

The smallest contributors to the performance of the core sleeve during the reporting period were the following underlying funds: the DoubleLine NVIT Total Return Tactical Fund, the Nationwide Bond Fund and the NVIT Multi-Manager Small Cap Value Fund.

During the reporting period, the core sleeve replaced eight existing underlying funds with four new underlying funds. Specifically, the underlying NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund were replaced by the NVIT GS Large Cap Equity Insights Fund and the NVIT U.S. 130/30 Equity Fund. The underlying NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were replaced by the NVIT GS Small Cap Equity Insights Fund. The underlying NVIT Multi-Manager International Growth Fund and NVIT Multi-Manager International Value Fund were replaced by the NVIT GS International Equity Insights Fund.

Through the volatility overlay sleeve, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500, S&P 400, Russell 2000 and MSCI EAFE as dictated by an algorithm that determines — based on

3

Fund Commentary (cont.)	NVIT CardinalSM Managed Growth Fund

numerous variables — whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2019. Broad market volatility (S&P 500) ranged between approximately 8% and 30%. The year began with relatively high volatility, which quickly subsided in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the third quarter of 2019 saw an increased level of volatility, which caused the algorithm to detract from performance, in line with other periods of rapid, “v-shaped” market movement. The fourth quarter’s lower volatility, which was accompanied by a sustained upturn in the market, provided an opportunity for the algorithm to contribute to performance. Overall, the volatility overlay sleeve was a detractor from Fund performance during the reporting period.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA; and

Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and

Frederick N. Gwin, CFA

*High double-digit returns are unusual and cannot be sustained.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its

Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Managed Growth Fund

Asset Allocation1

Equity Funds	57.9%
Fixed Income Funds	37.7%
Futures Contracts	0.5%
Other assets in excess of liabilities	3.9%
100.0%

Top Holdings2

NVIT GS Large Cap Equity Insights Fund, Class Y	26.5%
NVIT GS International Equity Insights Fund, Class Y	16.1%
NVIT Core Plus Bond Fund, Class Y	14.8%
NVIT Core Bond Fund, Class Y	11.8%
NVIT Short Term Bond Fund, Class Y	8.9%
NVIT U.S. 130/30 Equity Fund, Class Y	8.8%
NVIT Emerging Markets Fund, Class Y	4.2%
Nationwide International Small Cap Fund, Class R6	3.0%
Nationwide Bond Fund, Class R6	2.4%
NVIT GS Small Cap Equity Insights Fund, Class Y	2.0%
DoubleLine NVIT Total Return Tactical Fund, Class Y	1.5%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT CardinalSM Managed Growth Fund

Average Annual Total Return1

(For the periods ended December 31, 2019)

	1 Yr.	5 Yr.	Inception
Class I	15.59%	5.23%	4.78%	[2]
Class II	15.42%	5.00%	5.37%	[3]
Morningstar® Moderate Target Risk Index	19.04%	6.75%	7.72%	[3]

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.99%	0.80%
Class II	1.24%	1.00%

^

Current effective prospectus dated April 30, 2019 (as revised October 16, 2019). The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Managed Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Managed Growth Fund versus performance of the Morningstar® Moderate Target Risk Index from inception through 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,044.90	1.13	0.22
	Hypothetical	(c)(d)	1,000.00	1,024.10	1.12	0.22
Class II Shares	Actual	(c)	1,000.00	1,044.10	2.16	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT CardinalSM Managed Growth Fund

Investment Companies 95.6%

	Shares	Value

Equity Funds 57.9%
Nationwide International Small Cap Fund, Class R6 (a)	3,681,438	$37,697,930
NVIT Emerging Markets Fund, Class Y (a)	3,879,890	52,184,515
NVIT GS International Equity Insights Fund, Class Y* (a)	19,375,118	199,563,717
NVIT GS Large Cap Equity Insights Fund, Class Y (a)	31,011,386	328,720,694
NVIT GS Small Cap Equity Insights Fund, Class Y (a)	2,219,949	24,685,833
NVIT U.S. 130/30 Equity Fund, Class Y (a)	10,404,535	109,143,576

Total Equity Funds (cost $721,910,779)		751,996,265

Investment Companies (continued)

	Shares	Value

Fixed Income Funds 37.7%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,821,409	$18,305,160
Nationwide Bond Fund, Class R6 (a)	3,067,616	30,522,781
NVIT Core Bond Fund, Class Y (a)	13,309,737	146,407,106
NVIT Core Plus Bond Fund, Class Y (a)	15,877,866	183,548,131
NVIT Short Term Bond Fund, Class Y (a)	10,665,875	109,965,172

Total Fixed Income Funds (cost $487,155,412)		488,748,350

Total Investment Companies (cost $1,209,066,191)		1,240,744,615

Total Investments (cost $1,209,066,191) — 95.6%		1,240,744,615

Other assets in excess of liabilities — 4.4%		56,955,914

NET ASSETS — 100.0%		$1,297,700,529

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
MSCI EAFE E-Mini Index	1,087	3/2020	USD	110,683,775	1,950,881
Russell 2000 E-Mini Index	243	3/2020	USD	20,297,790	394,550
S&P 500 E-Mini Index	718	3/2020	USD	115,996,490	2,977,479
S&P Midcap 400 E-Mini Index	211	3/2020	USD	43,567,280	940,397

					6,263,307

At December 31, 2019, the Fund had $12,829,410 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT CardinalSM Managed Growth Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,209,066,191)	$1,240,744,615
Cash	43,661,817
Deposits with broker for futures contracts	12,829,410
Interest receivable	56,535
Receivable for capital shares issued	86,287
Receivable for variation margin on futures contracts	882,615
Reimbursement from investment adviser (Note 3)	204,573
Prepaid expenses	1,931

Total Assets	1,298,467,783

Liabilities:
Payable for investments purchased	81,864
Payable for capital shares redeemed	114
Accrued expenses and other payables:
Investment advisory fees	240,004
Fund administration fees	37,859
Distribution fees	217,455
Administrative servicing fees	160,743
Accounting and transfer agent fees	153
Trustee fees	100
Custodian fees	11,144
Compliance program costs (Note 3)	1,298
Professional fees	12,700
Printing fees	3,720
Other	100

Total Liabilities	767,254

Net Assets	$1,297,700,529

Represented by:
Capital	$1,293,539,573
Total distributable earnings (loss)	4,160,956

Net Assets	$1,297,700,529

Net Assets:
Class I Shares	$4,337,180
Class II Shares	1,293,363,349

Total	$1,297,700,529

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	408,636
Class II Shares	122,073,995

Total	122,482,631

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.61
Class II Shares	$10.59

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT CardinalSM Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$20,057,503
Interest income (unaffiliated)	1,200,085

Total Income	21,257,588

EXPENSES:
Investment advisory fees	2,728,952
Fund administration fees	322,086
Distribution fees Class II Shares	3,091,485
Administrative servicing fees Class I Shares	5,753
Administrative servicing fees Class II Shares	1,854,900
Professional fees	64,184
Printing fees	14,110
Trustee fees	44,399
Custodian fees	44,580
Accounting and transfer agent fees	829
Compliance program costs (Note 3)	5,310
Other	24,736

Total expenses before fees waived and expenses reimbursed	8,201,324

Distribution fees waived — Class II (Note 3)	(618,315)
Expenses reimbursed by adviser (Note 3)	(2,364,983)

Net Expenses	5,218,026

NET INVESTMENT INCOME	16,039,562

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	67,647,112
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(62,940,731)
Expiration or closing of futures contracts (Note 2)	(15,549,656)

Net realized losses	(10,843,275)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities from affiliated issuers	179,097,643
Futures contracts (Note 2)	(7,273,272)

Net change in unrealized appreciation/depreciation	171,824,371

Net realized/unrealized gains	160,981,096

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$177,020,658

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$16,039,562	$20,606,481
Net realized gains (losses)	(10,843,275)	50,395,176
Net change in unrealized appreciation/depreciation	171,824,371	(159,212,690)

Change in net assets resulting from operations	177,020,658	(88,211,033)

Distributions to Shareholders From:
Distributable earnings:
Class I	(255,360)	(237,246)
Class II	(76,754,651)	(86,435,948)

Change in net assets from shareholder distributions	(77,010,011)	(86,673,194)

Change in net assets from capital transactions	32,315,919	84,026,622

Change in net assets	132,326,566	(90,857,605)

Net Assets:
Beginning of year	1,165,373,963	1,256,231,568

End of year	$1,297,700,529	$1,165,373,963

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$831,284	$616,914
Dividends reinvested	255,360	237,246
Cost of shares redeemed	(387,110)	(146,148)

Total Class I Shares	699,534	708,012

Class II Shares
Proceeds from shares issued	19,497,994	46,405,470
Dividends reinvested	76,754,651	86,435,948
Cost of shares redeemed	(64,636,260)	(49,522,808)

Total Class II Shares	31,616,385	83,318,610

Change in net assets from capital transactions	$32,315,919	$84,026,622

SHARE TRANSACTIONS:
Class I Shares
Issued	79,572	57,552
Reinvested	24,814	22,864
Redeemed	(36,772)	(13,440)

Total Class I Shares	67,614	66,976

Class II Shares
Issued	1,870,623	4,246,415
Reinvested	7,487,907	8,323,161
Redeemed	(6,202,495)	(4,591,744)

Total Class II Shares	3,156,035	7,977,832

Total change in shares	3,223,649	8,044,808

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$9.79	0.17	1.33	1.50	(0.29)	(0.39)	(0.68)	$10.61	15.59%		$4,337,180	0.22%	1.59%	0.41%	71.18%
Year Ended December 31, 2018	$11.31	0.22	(0.95)	(0.73)	(0.23)	(0.56)	(0.79)	$9.79	(6.79%	)	$3,337,442	0.22%	2.03%	0.41%	16.69%
Year Ended December 31, 2017	$10.15	0.19	1.61	1.80	(0.20)	(0.44)	(0.64)	$11.31	17.98%		$3,099,954	0.22%	1.73%	0.41%	13.79%
Year Ended December 31, 2016	$9.78	0.20	0.42	0.62	(0.25)	–	(0.25)	$10.15	6.40%		$2,208,157	0.22%	1.99%	0.41%	9.66%
Year Ended December 31, 2015	$10.39	0.25	(0.73)	(0.48)	(0.13)	–	(0.13)	$9.78	(4.62%	)	$1,797,132	0.22%	2.40%	0.41%	9.41%

Class II Shares
Year Ended December 31, 2019	$9.77	0.13	1.35	1.48	(0.27)	(0.39)	(0.66)	$10.59	15.42%		$1,293,363,349	0.42%	1.29%	0.66%	71.18%
Year Ended December 31, 2018	$11.30	0.18	(0.94)	(0.76)	(0.21)	(0.56)	(0.77)	$9.77	(7.07%	)	$1,162,036,521	0.42%	1.66%	0.66%	16.69%
Year Ended December 31, 2017	$10.14	0.16	1.62	1.78	(0.18)	(0.44)	(0.62)	$11.30	17.79%		$1,253,131,614	0.42%	1.47%	0.66%	13.79%
Year Ended December 31, 2016	$9.77	0.16	0.45	0.61	(0.24)	–	(0.24)	$10.14	6.21%		$1,050,361,313	0.42%	1.65%	0.66%	9.66%
Year Ended December 31, 2015	$10.39	0.13	(0.64)	(0.51)	(0.11)	–	(0.11)	$9.77	(4.88%	)	$937,913,927	0.42%	1.21%	0.67%	9.41%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“NMF”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

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Notes to Financial Statements (Continued)

December 31, 2019

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Investments in affiliated registered open-end Underlying Funds that are not registered under the Securities Act of 1933 (“Investment Funds”) for which a market value is not readily available will generally be valued using the NAV as a practical expedient, as reported by the third-party administrator of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. The fair value of the Investment Funds generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Investment Fund.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Futures	$6,263,307	$—	$—	$6,263,307
Investment Companies	578,630,795	—	—	578,630,795
Total	$584,894,102	$—	$—	$584,894,102
Assets excluded from fair value hierarchy*				662,113,820
Total				$1,247,007,922
*	As the Fund uses the NAV as a practical expedient to determine the fair value of certain 1940 Act only investments, these investments have not been classified in the U.S. GAAP fair value hierarchy.

Amounts designated as “—” are zero or have been rounded to zero.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last

15

Notes to Financial Statements (Continued)

December 31, 2019

quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

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Notes to Financial Statements (Continued)

December 31, 2019

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

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Notes to Financial Statements (Continued)

December 31, 2019

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Receivable for variation margin on futures contracts	$6,263,307
Total		$6,263,307
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(15,549,656)
Total	$(15,549,656)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(7,273,272)
Total	$(7,273,272)

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Notes to Financial Statements (Continued)

December 31, 2019

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$186,574,495
Average Notional Balance Short	$41,195,864

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

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Notes to Financial Statements (Continued)

December 31, 2019

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.22%, and after expense reimbursements due to the expense limitation agreement described below was 0.03%. During the year ended December 31, 2019, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $53,021.

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Notes to Financial Statements (Continued)

December 31, 2019

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.07% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$2,179,174	$2,368,691	$2,364,983	$6,912,848

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $322,086 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

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Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $5,310.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $618,315, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,860,653.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4. Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	3,681,438	28,674,725	5,485,818	(4,449,700)	(795,568)	8,782,655	37,697,930	1,044,427	—
NVIT Emerging Markets Fund, Class Y	3,879,890	41,994,376	4,055,916	(2,646,496)	(210,914)	8,991,633	52,184,515	1,251,454	—
NVIT GS International Equity Insights Fund, Class Y **	19,375,118	—	203,179,801	(8,770,692)	(12,971)	5,167,579	199,563,717	—	—
NVIT GS Large Cap Equity Insights Fund, Class Y	31,011,386	—	340,758,018	(29,058,993)	674,363	16,347,306	328,720,694	562,435	—

22

Notes to Financial Statements (Continued)

December 31, 2019

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT GS Small Cap Equity Insights Fund, Class Y	2,219,949	—	26,380,049	(3,871,913)	253,101	1,924,596	24,685,833	31,416	—
NVIT Multi-Manager International Growth Fund, Class Y	—	81,296,075	16,181,458	(112,283,635)	(4,044,498)	18,850,600	—	1,444,317	6,622,992
NVIT Multi-Manager International Value Fund, Class Y	—	80,483,032	11,636,197	(99,847,959)	(4,797,012)	12,525,742	—	335,439	3,796,861
NVIT Multi-Manager Large Cap Growth Fund, Class Y	—	164,438,069	41,927,363	(216,953,267)	(12,551,235)	23,139,070	—	53,738	26,936,862
NVIT Multi-Manager Large Cap Value Fund, Class Y	—	163,735,324	28,297,864	(211,330,102)	(24,551,244)	43,848,158	—	442,755	14,674,052
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	—	14,666,633	7,318,931	(21,643,407)	(2,413,912)	2,071,755	—	—	5,175,650
NVIT Multi-Manager Mid Cap Value Fund, Class Y	—	15,142,080	4,689,366	(19,484,211)	(4,693,874)	4,346,639	—	125,972	3,241,182
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	—	9,383,650	5,287,045	(13,894,506)	(1,770,617)	994,428	—	—	3,471,454
NVIT Multi-Manager Small Cap Value Fund, Class Y **	—	9,359,990	5,343,343	(12,235,868)	(6,046,119)	3,578,654	—	—	3,728,059
NVIT U.S. 130/30 Equity Fund, Class Y	10,404,535	—	111,460,533	(8,128,299)	204,613	5,606,729	109,143,576	155,752	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,821,409	17,840,033	2,766,172	(2,799,215)	(41,514)	539,684	18,305,160	621,327	—
Nationwide Bond Fund, Class R6	3,067,616	29,831,288	3,975,657	(4,823,086)	(91,213)	1,630,135	30,522,781	836,781	—
NVIT Core Bond Fund, Class Y	13,309,737	142,878,569	19,187,613	(22,752,308)	(664,308)	7,757,540	146,407,106	4,454,531	—
NVIT Core Plus Bond Fund, Class Y	15,877,866	177,731,290	24,412,710	(28,724,173)	(841,778)	10,970,082	183,548,131	5,883,129	—
NVIT Short Term Bond Fund, Class Y	10,665,875	106,921,728	17,881,799	(16,316,982)	(546,031)	2,024,658	109,965,172	2,814,030	—
Total		1,084,376,862	880,225,653	(840,014,812)	(62,940,731)	179,097,643	1,240,744,615	20,057,503	67,647,112

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”),

23

Notes to Financial Statements (Continued)

December 31, 2019

permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

6. Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $880,225,653 and sales of $840,014,812 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7. Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In

24

Notes to Financial Statements (Continued)

December 31, 2019

addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$31,752,656	$45,257,355	$77,010,011	$—	$77,010,011

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$44,131,814	$42,541,380	$86,673,194	$—	$86,673,194

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$9,960,690	$—	$9,960,690	$(35,333,857)	$29,534,123	$4,160,956

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

25

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,217,473,799	$31,123,892	$(1,589,769)	$29,534,123

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $35,333,857 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

11. Subsequent Events

On December 4, 2019, the Board of Trustees approved the Fund to be renamed “NVIT Blueprint Managed Growth Fund”. The change is effective April 29, 2020.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Managed Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Managed Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2019

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

28

Supplemental Information (Continued)

December 31, 2019

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser (if any).

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.

●	The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the

Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable).

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that five of the Funds had underperformed their medians, performing in the third, fourth, or fifth quintile. The Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, and the effects of the Funds’ asset allocations on performance under current market conditions. The Trustees took into account descriptions by the Adviser of recent changes it had implemented in the underlying mutual funds in which the Cardinal Funds invest, which are expected to bring the Funds’ investment performance more closely in line with their peers’ and to reduce expenses (due to the anticipated lower expense ratios of the new underlying funds). As to NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that the volatility overlay that is part of the Fund’s investment strategy may have the effect of

29

Supplemental Information (Continued)

December 31, 2019

causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements and in light of the recent steps taken by the Adviser to improve the Funds’ investment performance and reduce expenses, that the Adviser’s explanations and undertakings regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds was either lower than or equal to the median of the Fund’s Broadridge expense group, except in the case of NVIT Cardinal Moderately Aggressive Fund, whose total expense ratio was within an acceptable range of the median. They also considered that the actual management fees of all but three of the Funds were at or below their expense peer group medians, and the remaining three were within an acceptable range or their peer group medians. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 15.81%.

The Fund designates $45,257,355, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $3,167,211 or $0.0259 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $411,728 or $0.0034 per outstanding share.

30

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

34

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

35

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

36

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

37

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

38

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

39

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

40

Annual Report

December 31, 2019

NVIT CardinalSM Moderate Fund

AR-CD-MOD 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT CardinalSM Moderate Fund

For the annual period ended December 31, 2019, the NVIT Cardinal Moderate Fund (Class II) returned 18.14%* versus 19.04% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 50% to 70% Equity (consisting of 381 funds as of December 31, 2019), was 19.27% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2019, was the product of a favorable environment across most asset classes and underlying investments.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All 19 of the Fund’s underlying investments held during the reporting period posted positive returns. The leading contributor to the Fund’s performance during the reporting period was the allocation to the underlying NVIT Multi-Manager Large Cap Growth Fund. The underlying NVIT Multi-Manager Large Cap Value Fund was the second-largest contributor, and the third-largest contributor was the underlying NVIT Multi-Manager International Growth Fund.

The smallest contributors to the performance of the Fund during the reporting period were the following underlying funds: the DoubleLine NVIT Total Return Tactical Fund, the Nationwide Bond Fund and the NVIT Multi-Manager Small Cap Value Fund.

During the reporting period, the Fund replaced eight existing underlying funds with four new underlying funds. Specifically, the underlying NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund were replaced by the NVIT GS Large Cap Equity Insights Fund and the NVIT U.S. 130/30 Equity Fund. The underlying NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were replaced by the NVIT GS Small Cap Equity Insights Fund. The underlying NVIT Multi-Manager International Growth Fund and NVIT Multi-Manager International Value Fund were replaced by the NVIT GS International Equity Insights Fund.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*High double-digit returns are unusual and cannot be sustained.

3

Fund Commentary (cont.)	NVIT CardinalSM Moderate Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Moderate Fund

Asset Allocation1

Equity Funds	60.6%
Fixed Income Funds	39.4%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

NVIT GS Large Cap Equity Insights Fund, Class Y	26.5%
NVIT GS International Equity Insights Fund, Class Y	16.1%
NVIT Core Plus Bond Fund, Class Y	14.8%
NVIT Core Bond Fund, Class Y	11.8%
NVIT Short Term Bond Fund, Class Y	8.9%
NVIT U.S. 130/30 Equity Fund, Class Y	8.8%
NVIT Emerging Markets Fund, Class Y	4.2%
Nationwide International Small Cap Fund, Class R6	3.0%
Nationwide Bond Fund, Class R6	2.4%
NVIT GS Small Cap Equity Insights Fund, Class Y	2.0%
DoubleLine NVIT Total Return Tactical Fund, Class Y	1.5%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT CardinalSM Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	18.32%	5.82%	7.21%
Class II	18.14%	5.73%	7.12%
Morningstar® Moderate Target Risk Index	19.04%	6.75%	7.72%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.99%	0.89%
Class II	1.24%	0.98%

^

Current effective prospectus dated April 30, 2019 (as revised October 16, 2019). The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderate Fund versus performance of the Morningstar® Moderate Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderate Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,052.30	1.45	0.28
	Hypothetical	(c)(d)	1,000.00	1,023.79	1.43	0.28
Class II Shares	Actual	(c)	1,000.00	1,051.60	1.91	0.37
	Hypothetical	(c)(d)	1,000.00	1,023.34	1.89	0.37

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT CardinalSM Moderate Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 60.6%
Nationwide International Small Cap Fund, Class R6 (a)	7,261,968	$74,362,548
NVIT Emerging Markets Fund, Class Y (a)	7,654,464	102,952,542
NVIT GS International Equity Insights Fund, Class Y* (a)	38,219,047	393,656,185
NVIT GS Large Cap Equity Insights Fund, Class Y (a)	61,172,698	648,430,599
NVIT GS Small Cap Equity Insights Fund, Class Y (a)	4,378,892	48,693,276
NVIT U.S. 130/30 Equity Fund, Class Y (a)	20,523,714	215,293,762

Total Equity Funds (cost $1,424,029,811)		1,483,388,912

Fixed Income Funds 39.4%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	3,592,629	36,105,925
Nationwide Bond Fund, Class R6 (a)	6,050,928	60,206,734
NVIT Core Bond Fund, Class Y (a)	26,252,491	288,777,405
NVIT Core Plus Bond Fund, Class Y (a)	31,318,184	362,038,211
NVIT Short Term Bond Fund, Class Y (a)	21,037,725	216,898,945

Total Fixed Income Funds (cost $964,800,406)		964,027,220

Total Investment Companies (cost $2,388,830,217)		2,447,416,132

Total Investments (cost $2,388,830,217) — 100.0%		2,447,416,132

Liabilities in excess of other assets — 0.0%†		(822,834)

NET ASSETS — 100.0%		$2,446,593,298

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT CardinalSM Moderate Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,388,830,217)	$2,447,416,132
Receivable for investments sold	2,816,476
Receivable for capital shares issued	798
Prepaid expenses	3,901

Total Assets	2,450,237,307

Liabilities:
Payable for capital shares redeemed	2,817,274
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Investment advisory fees	195,335
Fund administration fees	62,783
Distribution fees	182,746
Administrative servicing fees	314,134
Accounting and transfer agent fees	301
Trustee fees	100
Custodian fees	42,700
Compliance program costs (Note 3)	2,493
Professional fees	15,410
Printing fees	8,346
Other	2,314

Total Liabilities	3,644,009

Net Assets	$2,446,593,298

Represented by:
Capital	$2,306,807,842
Total distributable earnings (loss)	139,785,456

Net Assets	$2,446,593,298

Net Assets:
Class I Shares	$45,677,003
Class II Shares	2,400,916,295

Total	$2,446,593,298

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,485,906
Class II Shares	236,284,872

Total	240,770,778

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.18
Class II Shares	$10.16

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT CardinalSM Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$40,098,783

Total Income	40,098,783

EXPENSES:
Investment advisory fees	4,747,805
Fund administration fees	594,132
Distribution fees Class II Shares	5,992,294
Administrative servicing fees Class I Shares	69,429
Administrative servicing fees Class II Shares	3,595,394
Professional fees	110,878
Printing fees	16,152
Trustee fees	87,548
Custodian fees	99,700
Accounting and transfer agent fees	1,627
Compliance program costs (Note 3)	10,303
Other	48,763

Total expenses before fees waived	15,374,025

Distribution fees waived — Class II (Note 3)	(3,835,111)
Investment advisory fees waived (Note 3)	(2,443,186)

Net Expenses	9,095,728

NET INVESTMENT INCOME	31,003,055

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	129,850,243
Net realized losses from transactions in investment securities of affiliated issuers	(46,884,851)

Net realized gains	82,965,392

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	292,474,951

Net realized/unrealized gains	375,440,343

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$406,443,398

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Moderate Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$31,003,055	$44,168,959
Net realized gains	82,965,392	212,943,044
Net change in unrealized appreciation/depreciation	292,474,951	(436,942,257)

Change in net assets resulting from operations	406,443,398	(179,830,254)

Distributions to Shareholders From:
Distributable earnings:
Class I	(4,840,065)	(3,243,844)
Class II	(241,637,983)	(175,529,752)

Change in net assets from shareholder distributions	(246,478,048)	(178,773,596)

Change in net assets from capital transactions	(55,634,894)	(123,994,095)

Change in net assets	104,330,456	(482,597,945)

Net Assets:
Beginning of year	2,342,262,842	2,824,860,787

End of year	$2,446,593,298	$2,342,262,842

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,566,196	$7,289,726
Dividends reinvested	4,840,065	3,243,844
Cost of shares redeemed	(7,627,236)	(4,514,162)

Total Class I Shares	(220,975)	6,019,408

Class II Shares
Proceeds from shares issued	1,700,810	5,385,266
Dividends reinvested	241,637,983	175,529,752
Cost of shares redeemed	(298,752,712)	(310,928,521)

Total Class II Shares	(55,413,919)	(130,013,503)

Change in net assets from capital transactions	$(55,634,894)	$(123,994,095)

SHARE TRANSACTIONS:
Class I Shares
Issued	246,933	659,220
Reinvested	489,911	314,643
Redeemed	(748,288)	(413,871)

Total Class I Shares	(11,444)	559,992

Class II Shares
Issued	165,530	498,284
Reinvested	24,531,174	17,040,674
Redeemed	(29,023,526)	(28,740,367)

Total Class II Shares	(4,326,822)	(11,201,409)

Total change in shares	(4,338,266)	(10,641,417)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$9.57	0.14	1.56	1.70	(0.29)	(0.80)	(1.09)	$10.18	18.32%		$45,677,003	0.28%	1.34%	0.38%	61.95%
Year Ended December 31, 2018	$11.07	0.21	(0.95)	(0.74)	(0.23)	(0.53)	(0.76)	$9.57	(7.07%	)	$43,050,927	0.28%	1.92%	0.38%	18.42%
Year Ended December 31, 2017	$10.52	0.19	1.25	1.44	(0.20)	(0.69)	(0.89)	$11.07	14.05%		$43,569,268	0.28%	1.71%	0.38%	14.62%
Year Ended December 31, 2016	$10.87	0.21	0.51	0.72	(0.30)	(0.77)	(1.07)	$10.52	6.82%		$35,809,058	0.28%	1.93%	0.35%	9.38%
Year Ended December 31, 2015	$12.03	0.15	(0.27)	(0.12)	(0.35)	(0.69)	(1.04)	$10.87	(0.98%	)	$32,950,305	0.28%	1.25%	0.28%	14.69%

Class II Shares
Year Ended December 31, 2019	$9.56	0.13	1.55	1.68	(0.28)	(0.80)	(1.08)	$10.16	18.14%		$2,400,916,295	0.37%	1.27%	0.63%	61.95%
Year Ended December 31, 2018	$11.05	0.18	(0.92)	(0.74)	(0.22)	(0.53)	(0.75)	$9.56	(7.09%	)	$2,299,211,915	0.37%	1.66%	0.63%	18.42%
Year Ended December 31, 2017	$10.50	0.17	1.26	1.43	(0.19)	(0.69)	(0.88)	$11.05	13.97%		$2,781,291,519	0.37%	1.51%	0.63%	14.62%
Year Ended December 31, 2016	$10.85	0.19	0.52	0.71	(0.29)	(0.77)	(1.06)	$10.50	6.74%		$2,701,915,909	0.37%	1.75%	0.60%	9.38%
Year Ended December 31, 2015	$12.01	0.14	(0.27)	(0.13)	(0.34)	(0.69)	(1.03)	$10.85	(1.07%	)	$2,756,006,779	0.37%	1.15%	0.53%	14.69%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“NMF”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

14

Notes to Financial Statements (Continued)

December 31, 2019

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Investments in affiliated registered open-end Underlying Funds that are not registered under the Securities Act of 1933 (“Investment Funds”) for which a market value is not readily available will generally be valued using the NAV as a practical expedient, as reported by the third-party administrator of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. The fair value of the Investment Funds generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Investment Fund.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$1,141,342,310	$—	$—	$1,141,342,310
Total	$1,141,342,310	$—	$—	$1,141,342,310
Assets excluded from fair value hierarchy*				1,306,073,822
Total				$2,447,416,132
*	As the Fund uses the NAV as a practical expedient to determine the fair value of certain 1940 Act only investments, these investments have not been classified in the U.S. GAAP fair value hierarchy.

Amounts designated as “—” are zero or have been rounded to zero.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices

15

Notes to Financial Statements (Continued)

December 31, 2019

are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the

16

Notes to Financial Statements (Continued)

December 31, 2019

yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

17

Notes to Financial Statements (Continued)

December 31, 2019

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

18

Notes to Financial Statements (Continued)

December 31, 2019

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $2,443,186, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

19

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and “NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $594,132 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $10,303.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $3,835,100, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $3,664,823.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

20

Notes to Financial Statements (Continued)

December 31, 2019

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	7,261,968	64,077,569	2,075,368	(7,527,918)	(1,070,503)	16,808,032	74,362,548	2,068,352	—
NVIT Emerging Markets Fund, Class Y	7,654,464	93,016,663	2,508,937	(10,763,849)	(615,981)	18,806,772	102,952,542	2,499,583	—
NVIT GS International Equity Insights Fund, Class Y**	38,219,047	—	399,099,687	(15,631,198)	5,271	10,182,425	393,656,185	—	—
NVIT GS Large Cap Equity Insights Fund, Class Y	61,172,698	—	645,675,384	(30,149,285)	696,148	32,208,352	648,430,599	1,113,947	—
NVIT GS Small Cap Equity Insights Fund, Class Y	4,378,892	—	49,831,654	(5,268,859)	332,744	3,797,737	48,693,276	62,222	—
NVIT Multi-Manager International Growth Fund, Class Y	—	183,453,091	15,041,722	(229,106,348)	2,321,711	28,289,824	—	2,692,969	12,348,753
NVIT Multi-Manager International Value Fund, Class Y	—	177,279,318	8,704,434	(201,783,704)	5,043,548	10,756,404	—	706,582	7,997,852
NVIT Multi-Manager Large Cap Growth Fund, Class Y	—	356,318,694	50,574,324	(430,800,933)	(13,818,357)	37,726,272	—	100,694	50,473,630
NVIT Multi-Manager Large Cap Value Fund, Class Y	—	355,416,036	30,145,758	(425,126,241)	(10,060,790)	49,625,237	—	882,937	29,262,821
NVIT Multi-Manager Mid Cap Growth Fund, Class Y**	—	33,311,526	8,908,181	(42,804,845)	(3,909,542)	4,494,680	—	—	8,908,181
NVIT Multi-Manager Mid Cap Value Fund, Class Y	—	34,734,478	6,933,252	(41,150,763)	(9,205,903)	8,688,936	—	259,387	6,673,865
NVIT Multi-Manager Small Cap Growth Fund, Class Y**	—	22,142,039	6,339,952	(27,417,706)	(3,139,545)	2,075,260	—	—	6,339,952
NVIT Multi-Manager Small Cap Value Fund, Class Y**	—	22,299,408	7,845,189	(24,855,468)	(13,898,165)	8,609,036	—	—	7,845,189
NVIT U.S. 130/30 Equity Fund, Class Y	20,523,714	—	211,179,583	(7,084,265)	176,659	11,021,785	215,293,762	308,480	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	3,592,629	40,593,405	1,381,691	(7,229,283)	17,095	1,343,017	36,105,925	1,248,754	—
Nationwide Bond Fund, Class R6	6,050,928	65,903,533	3,143,473	(12,393,649)	32,283	3,521,094	60,206,734	1,888,449	—
NVIT Core Bond Fund, Class Y	26,252,491	298,603,825	20,820,798	(47,607,657)	907,162	16,053,277	288,777,405	8,873,871	—
NVIT Core Plus Bond Fund, Class Y	31,318,184	368,897,862	28,226,857	(58,794,744)	(24,960)	23,733,196	362,038,211	11,738,529	—
NVIT Short Term Bond Fund, Class Y	21,037,725	227,041,138	13,060,729	(27,262,811)	(673,726)	4,733,615	216,898,945	5,654,027	—
Total		2,343,088,585	1,511,496,973	(1,652,759,526)	(46,884,851)	292,474,951	2,447,416,132	40,098,783	129,850,243

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

21

Notes to Financial Statements (Continued)

December 31, 2019

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $1,511,496,973 and sales of $1,652,759,526 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

22

Notes to Financial Statements (Continued)

December 31, 2019

Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$66,201,526	$180,276,522	$246,478,048	$—	$246,478,048

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,829,781	$122,943,815	$178,773,596	$—	$178,773,596

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$22,818,741	$60,381,408	$83,200,149	$—	$56,585,307	$139,785,456

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,390,830,825	$61,039,960	$(4,454,653)	$56,585,307

11.  Subsequent Events

On December 4, 2019 the Board of Trustees approved the Fund to be renamed “NVIT Blueprint Moderate Fund”. The change is effective April 29, 2020.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Moderate Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2019

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

26

Supplemental Information (Continued)

December 31, 2019

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser (if any).

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable).

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that five of the Funds had underperformed their medians, performing in the third, fourth, or fifth quintile. The Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, and the effects of the Funds’ asset allocations on performance under current market conditions. The Trustees took into account descriptions by the Adviser of recent changes it had implemented in the underlying mutual funds in which the Cardinal Funds invest, which are expected to bring the Funds’ investment performance more closely in line with their peers’ and to reduce expenses (due to the anticipated lower expense ratios of the new underlying funds). As to NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that the

27

Supplemental Information (Continued)

December 31, 2019

volatility overlay that is part of the Fund’s investment strategy may have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements and in light of the recent steps taken by the Adviser to improve the Funds’ investment performance and reduce expenses, that the Adviser’s explanations and undertakings regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds was either lower than or equal to the median of the Fund’s Broadridge expense group, except in the case of NVIT Cardinal Moderately Aggressive Fund, whose total expense ratio was within an acceptable range of the median. They also considered that the actual management fees of all but three of the Funds were at or below their expense peer group medians, and the remaining three were within an acceptable range or their peer group medians. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 15.61%.

The Fund designates $180,276,522, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $6,529,306 or $0.0271 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $817,945 or $0.0034 per outstanding share.

28

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

33

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.
Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

34

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

36

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

37

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2019

NVIT CardinalSM Moderately Aggressive Fund

AR-CD-MAG 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT CardinalSM Moderately Aggressive Fund

For the annual period ended December 31, 2019, the NVIT Cardinal Moderately Aggressive Fund (Class II) returned 22.23%* versus 22.97% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index. For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 70% to 85% Equity (consisting of 131 funds as of December 31, 2019), was 22.02% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2019, was the product of a favorable environment across most asset classes and underlying investments.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All 17 of the Fund’s underlying investments held during the reporting period posted positive returns. The leading contributor to the Fund’s performance during the reporting period was the allocation to the underlying NVIT Multi-Manager Large Cap Growth Fund. The underlying NVIT Multi-Manager Large Cap Value Fund was the second-largest contributor, and the third-largest contributor was the underlying NVIT Multi-Manager International Growth Fund.

The smallest contributors to the performance of the Fund during the reporting period were the following underlying funds: The Nationwide Bond Fund, the NVIT Multi-Manager Small Cap Value Fund and the NVIT Multi-Manager Mid Cap Value Fund.

During the reporting period, the Fund replaced eight existing underlying funds with four new underlying funds. Specifically, the underlying NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund with the NVIT GS Large Cap Equity Insights Fund and the NVIT U.S. 130/30 Equity Fund. The underlying NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were replaced by the NVIT GS Small Cap Equity Insights Fund. The underlying NVIT Multi-Manager International Growth Fund and NVIT Multi-Manager International Value Fund were replaced by the NVIT GS International Equity Insights Fund.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

3

Fund Commentary (cont.)	NVIT CardinalSM Moderately Aggressive Fund

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Moderately Aggressive Fund

Asset Allocation1

Equity Funds	80.4%
Fixed Income Funds	19.6%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

NVIT GS Large Cap Equity Insights Fund, Class Y	34.7%
NVIT GS International Equity Insights Fund, Class Y	21.0%
NVIT U.S. 130/30 Equity Fund, Class Y	11.5%
NVIT Core Plus Bond Fund, Class Y	9.8%
NVIT Core Bond Fund, Class Y	7.8%
NVIT Emerging Markets Fund, Class Y	5.2%
Nationwide International Small Cap Fund, Class R6	5.0%
NVIT GS Small Cap Equity Insights Fund, Class Y	3.0%
Nationwide Bond Fund, Class R6	2.0%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT CardinalSM Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	22.32%	6.81%	8.43%
Class II	22.23%	6.72%	8.33%
Morningstar® Moderately Aggressive Target Risk Index	22.97%	7.96%	9.08%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.07%	0.97%
Class II	1.32%	1.06%

^

Current effective prospectus dated April 30, 2019 (as revised October 16, 2019). The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderately Aggressive Fund versus performance of the Morningstar® Moderately Aggressive Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Aggressive Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,064.80	1.56	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual	(c)	1,000.00	1,063.80	2.03	0.39
	Hypothetical	(c)(d)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT CardinalSM Moderately Aggressive Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 80.4%
Nationwide International Small Cap Fund, Class R6 (a)	1,967,321	$20,145,370
NVIT Emerging Markets Fund, Class Y (a)	1,555,096	20,916,039
NVIT GS International Equity Insights Fund, Class Y* (a)	8,153,649	83,982,580
NVIT GS Large Cap Equity Insights Fund, Class Y (a)	13,068,383	138,524,859
NVIT GS Small Cap Equity Insights Fund, Class Y (a)	1,067,677	11,872,569
NVIT U.S. 130/30 Equity Fund, Class Y (a)	4,384,511	45,993,522

Total Equity Funds (cost $308,407,675)		321,434,939

Fixed Income Funds 19.6%
Nationwide Bond Fund, Class R6 (a)	786,871	7,829,362
NVIT Core Bond Fund, Class Y (a)	2,844,983	31,294,816
NVIT Core Plus Bond Fund, Class Y (a)	3,393,929	39,233,815

Total Fixed Income Funds (cost $77,461,442)		78,357,993

Total Investment Companies (cost $385,869,117)		399,792,932

Total Investments (cost $385,869,117) — 100.0%		399,792,932

Liabilities in excess of other assets — 0.0%†		(156,631)

NET ASSETS — 100.0%		$399,636,301

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT CardinalSM Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $385,869,117)	$399,792,932
Receivable for investments sold	100,369
Receivable for capital shares issued	122
Prepaid expenses	614

Total Assets	399,894,037

Liabilities:
Payable for capital shares redeemed	100,490
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Investment advisory fees	35,330
Fund administration fees	18,778
Distribution fees	24,614
Administrative servicing fees	50,886
Accounting and transfer agent fees	101
Trustee fees	100
Custodian fees	6,729
Compliance program costs (Note 3)	403
Professional fees	10,674
Printing fees	4,671
Other	4,887

Total Liabilities	257,736

Net Assets	$399,636,301

Represented by:
Capital	$374,108,991
Total distributable earnings (loss)	25,527,310

Net Assets	$399,636,301

Net Assets:
Class I Shares	$74,964,063
Class II Shares	324,672,238

Total	$399,636,301

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	8,556,292
Class II Shares	37,098,224

Total	45,654,516

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.76
Class II Shares	$8.75

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT CardinalSM Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$4,810,181

Total Income	4,810,181

EXPENSES:
Investment advisory fees	780,234
Fund administration fees	129,015
Distribution fees Class II Shares	801,684
Administrative servicing fees Class I Shares	104,159
Administrative servicing fees Class II Shares	481,012
Professional fees	30,189
Printing fees	8,558
Trustee fees	13,991
Custodian fees	16,071
Accounting and transfer agent fees	451
Compliance program costs (Note 3)	1,630
Other	7,225

Total expenses before fees waived and expenses reimbursed	2,374,219

Distribution fees waived — Class II (Note 3)	(513,083)
Investment advisory fees waived (Note 3)	(390,110)
Expenses reimbursed by adviser (Note 3)	(7,027)

Net Expenses	1,463,999

NET INVESTMENT INCOME	3,346,182

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	27,328,071
Net realized losses from transactions in investment securities of affiliated issuers	(15,062,353)

Net realized gains	12,265,718

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	61,802,494

Net realized/unrealized gains	74,068,212

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$77,414,394

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Aggressive Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$3,346,182	$6,125,741
Net realized gains	12,265,718	45,750,982
Net change in unrealized appreciation/depreciation	61,802,494	(90,340,225)

Change in net assets resulting from operations	77,414,394	(38,463,502)

Distributions to Shareholders From:
Distributable earnings:
Class I	(9,164,613)	(5,332,577)
Class II	(40,357,460)	(27,145,440)

Change in net assets from shareholder distributions	(49,522,073)	(32,478,017)

Change in net assets from capital transactions	8,418,673	(21,050,216)

Change in net assets	36,310,994	(91,991,735)

Net Assets:
Beginning of year	363,325,307	455,317,042

End of year	$399,636,301	$363,325,307

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,069,869	$7,135,755
Dividends reinvested	9,164,613	5,332,577
Cost of shares redeemed	(6,412,501)	(5,936,588)

Total Class I Shares	8,821,981	6,531,744

Class II Shares
Proceeds from shares issued	3,298,882	4,246,954
Dividends reinvested	40,357,460	27,145,440
Cost of shares redeemed	(44,059,650)	(58,974,354)

Total Class II Shares	(403,308)	(27,581,960)

Change in net assets from capital transactions	$8,418,673	$(21,050,216)

SHARE TRANSACTIONS:
Class I Shares
Issued	680,781	745,364
Reinvested	1,098,784	585,548
Redeemed	(744,959)	(619,696)

Total Class I Shares	1,034,606	711,216

Class II Shares
Issued	371,181	431,255
Reinvested	4,846,596	2,978,649
Redeemed	(4,952,601)	(6,175,519)

Total Class II Shares	265,176	(2,765,615)

Total change in shares	1,299,782	(2,054,399)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)(g)	Portfolio Turnover (b)(h)
Class I Shares
Year Ended December 31, 2019	$8.20	0.09	1.67	1.76	(0.27)	(0.93)	(1.20)	$8.76	22.32%		$74,964,063	0.30%	0.98%	0.40%	82.66%
Year Ended December 31, 2018	$9.82	0.15	(1.01)	(0.86)	(0.20)	(0.56)	(0.76)	$8.20	(9.39%	)	$61,663,748	0.30%	1.61%	0.40%	25.03%
Year Ended December 31, 2017	$9.15	0.14	1.47	1.61	(0.15)	(0.79)	(0.94)	$9.82	18.16%		$66,883,089	0.30%	1.43%	0.40%	16.62%
Year Ended December 31, 2016	$9.53	0.17	0.52	0.69	(0.25)	(0.82)	(1.07)	$9.15	7.69%		$54,164,767	0.30%	1.77%	0.37%	11.44%
Year Ended December 31, 2015	$11.12	0.11	(0.28)	(0.17)	(0.34)	(1.08)	(1.42)	$9.53	(1.43%	)	$46,956,263	0.30%	0.99%	0.30%	14.83%

Class II Shares
Year Ended December 31, 2019	$8.19	0.07	1.68	1.75	(0.26)	(0.93)	(1.19)	$8.75	22.23%		$324,672,238	0.39%	0.83%	0.65%	82.66%
Year Ended December 31, 2018	$9.81	0.13	(1.00)	(0.87)	(0.19)	(0.56)	(0.75)	$8.19	(9.50%	)	$301,661,559	0.39%	1.39%	0.65%	25.03%
Year Ended December 31, 2017	$9.14	0.12	1.48	1.60	(0.14)	(0.79)	(0.93)	$9.81	18.07%		$388,433,953	0.39%	1.23%	0.65%	16.62%
Year Ended December 31, 2016	$9.52	0.15	0.53	0.68	(0.24)	(0.82)	(1.06)	$9.14	7.59%		$373,264,776	0.39%	1.55%	0.62%	11.44%
Year Ended December 31, 2015	$11.11	0.10	(0.28)	(0.18)	(0.33)	(1.08)	(1.41)	$9.52	(1.51%	)	$391,184,141	0.39%	0.91%	0.55%	14.83%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Expense ratios include expenses reimbursed to the Advisor
(g)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“NMF”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

14

Notes to Financial Statements (Continued)

December 31, 2019

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Investments in affiliated registered open-end Underlying Funds that are not registered under the Securities Act of 1933 (“Investment Funds”) for which a market value is not readily available will generally be valued using the NAV as a practical expedient, as reported by the third-party administrator of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. The fair value of the Investment Funds generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Investment Fund.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$119,419,402	$—	$—	$119,419,402
Total	$119,419,402	$—	$—	$119,419,402
Assets excluded from fair value hierarchy*				280,373,530
Total				$399,792,932
*	As the Fund uses the NAV as a practical expedient to determine the fair value of certain 1940 Act only investments, these investments have not been classified in the U.S. GAAP fair value hierarchy.

Amounts designated as “—” are zero or have been rounded to zero.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally

15

Notes to Financial Statements (Continued)

December 31, 2019

valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

16

Notes to Financial Statements (Continued)

December 31, 2019

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

17

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each

18

Notes to Financial Statements (Continued)

December 31, 2019

class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $390,110, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.20%, after contractual fee waivers was 0.10%, and after contractual fee waivers and expense reimbursements due to the expense limitation agreement described below was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$N/A	$11,245	$7,027	$18,272

N/A — Not Applicable

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $129,015 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,630.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $513,083, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include,

20

Notes to Financial Statements (Continued)

December 31, 2019

but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $585,171.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4. Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	1,967,321	17,402,944	627,279	(2,111,310)	(317,742)	4,544,199	20,145,370	559,210	—
NVIT Emerging Markets Fund, Class Y	1,555,096	15,343,431	4,576,265	(2,122,486)	(215,754)	3,334,583	20,916,039	505,312	—
NVIT GS International Equity Insights Fund, Class Y**	8,153,649	—	83,227,979	(1,406,733)	(464)	2,161,798	83,982,580	—	—
NVIT GS Large Cap Equity Insights Fund, Class Y	13,068,383	—	137,230,461	(5,703,204)	118,507	6,879,095	138,524,859	237,318	—
NVIT GS Small Cap Equity Insights Fund, Class Y	1,067,677	—	11,606,654	(696,320)	36,346	925,889	11,872,569	15,129	—
NVIT Multi-Manager International Growth Fund, Class Y	—	40,857,043	3,133,403	(50,681,285)	1,255,226	5,435,613	—	560,983	2,572,419
NVIT Multi-Manager International Value Fund, Class Y	—	39,790,359	2,129,139	(45,460,471)	(679,450)	4,220,423	—	151,379	1,713,468
NVIT Multi-Manager Large Cap Growth Fund, Class Y	—	77,091,352	11,185,284	(93,366,513)	(3,517,823)	8,607,700	—	21,725	10,889,939
NVIT Multi-Manager Large Cap Value Fund, Class Y	—	76,134,188	6,502,030	(91,051,362)	(5,622,966)	14,038,110	—	190,437	6,311,592
NVIT Multi-Manager Mid Cap Growth Fund, Class Y**	—	5,407,706	1,431,036	(6,937,956)	(642,284)	741,498	—	—	1,431,036
NVIT Multi-Manager Mid Cap Value Fund, Class Y	—	5,571,658	1,098,247	(6,595,527)	(1,565,149)	1,490,771	—	41,088	1,057,159

21

Notes to Financial Statements (Continued)

December 31, 2019

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Multi-Manager Small Cap Growth Fund, Class Y**	—	5,244,806	1,522,625	(6,482,361)	(688,939)	403,869	—	—	1,522,626
NVIT Multi-Manager Small Cap Value Fund, Class Y**	—	5,315,113	1,829,832	(5,927,872)	(3,261,723)	2,044,650	—	—	1,829,832
NVIT U.S. 130/30 Equity Fund, Class Y	4,384,511	—	44,868,081	(1,254,562)	27,205	2,352,798	45,993,522	65,719	—
Nationwide Bond Fund, Class R6	786,871	8,168,456	732,217	(1,519,410)	(5,298)	453,397	7,829,362	237,441	—
NVIT Core Bond Fund, Class Y	2,844,983	29,953,376	4,351,850	(4,752,857)	(65,819)	1,808,266	31,294,816	957,873	—
NVIT Core Plus Bond Fund, Class Y	3,393,929	37,197,536	5,987,068	(6,394,398)	83,774	2,359,835	39,233,815	1,266,567	—
Total		363,477,968	322,039,450	(332,464,627)	(15,062,353)	61,802,494	399,792,932	4,810,181	27,328,071

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the

22

Notes to Financial Statements (Continued)

December 31, 2019

program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $322,039,450 and sales of $332,464,627 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

23

Notes to Financial Statements (Continued)

December 31, 2019

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,190,298	$38,331,775	$49,522,073	$—	$49,522,073

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,205,353	$23,272,664	$32,478,017	$—	$32,478,017

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$4,717,377	$7,437,098	$12,154,475	$—	$13,372,835	$25,527,310

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$386,420,097	$13,372,835	$—	$13,372,835

Amounts designated as “—” are zero or have been rounded to zero.

11.  Subsequent Events

On December 4, 2019, the Board of Trustees approved the Fund to be renamed “NVIT Blueprint Moderately Aggressive Fund”. The change is effective April 29, 2020.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Moderately Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Moderately Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2019

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

26

Supplemental Information (Continued)

December 31, 2019

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser (if any).

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.

●	The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the

Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable).

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that five of the Funds had underperformed their medians, performing in the third, fourth, or fifth quintile. The Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, and the effects of the Funds’ asset allocations on performance under current market conditions. The Trustees took into account descriptions by the Adviser of recent changes it had implemented in the underlying mutual funds in which the Cardinal Funds invest, which are expected to bring the Funds’ investment performance more closely in line with their peers’ and to reduce expenses (due to the anticipated lower expense ratios of the new underlying funds). As to NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that the volatility overlay that is part of the Fund’s investment strategy may have the effect of

27

Supplemental Information (Continued)

December 31, 2019

causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements and in light of the recent steps taken by the Adviser to improve the Funds’ investment performance and reduce expenses, that the Adviser’s explanations and undertakings regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds was either lower than or equal to the median of the Fund’s Broadridge expense group, except in the case of NVIT Cardinal Moderately Aggressive Fund, whose total expense ratio was within an acceptable range of the median. They also considered that the actual management fees of all but three of the Funds were at or below their expense peer group medians, and the remaining three were within an acceptable range or their peer group medians. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 20.60%.

The Fund designates $38,331,775, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $1,408,077 or $0.0308 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $178,369 or $0.0039 per outstanding share.

28

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

33

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

34

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

36

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

37

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2019

NVIT CardinalSM Moderately Conservative Fund

AR-CD-MCON 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT CardinalSM Moderately Conservative Fund

For the annual period ended December 31, 2019, the NVIT Cardinal Moderately Conservative Fund (Class II) returned 14.30%* versus 15.26% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index. For broader comparison, the return for the Fund’s Morningstar® peer category, Allocation — 30% to 50% Equity (consisting of 176 funds as of December 31, 2019), was 15.29% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2019, was the product of a favorable environment across most asset classes and underlying investments.

During the reporting period, U.S. stocks posted strong positive results, with large-capitalization stocks appreciating the most as the S&P 500® Index returned 31.49% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 26.20%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 25.52%. Non-U.S. stocks were in hot pursuit despite the uncertainty from U.S. trade policy and deteriorating economic data throughout most of the year. The MSCI EAFE® Index (representing non-U.S. developed market countries) returned 22.01%, and the MSCI Emerging Markets® Index returned 18.42%.

U.S. and non-U.S. bonds enjoyed the tailwind as government bond yields broadly tracked the weaker global economic data lower from the beginning of the year through the third quarter. In response, the U.S. central bank cut rates three times during the year, and concerns regarding an inverted yield curve were put to rest as increased growth expectations lifted longer-dated interest rates in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index (which tracks high-yield corporate bonds publicly issued in the U.S. market) returned 13.73% for the reporting period with credit spreads remaining near historical lows for most of the year amid low volatility. The S&P/Citigroup International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 4.56% for the reporting period.

All of the Fund’s 20 underlying investments held during the reporting period posted positive returns. The leading contributor to the Fund’s performance during the reporting period was the allocation to the underlying NVIT Multi-Manager Large Cap Growth Fund. The underlying NVIT Multi-Manager Large Cap Value Fund was the second-largest contributor, and the third-largest contributor was the underlying NVIT Core Plus Bond Fund.

The smallest contributors to the performance of the Fund during the reporting period were the following underlying funds: the NVIT Multi-Manager Small Cap Value Fund, the NVIT Multi-Manager Small Cap Growth Fund and the NVIT Multi-Manager Mid Cap Value Fund.

During the reporting period, the Fund replaced eight existing underlying funds with four new underlying funds. Specifically, the underlying NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund were replaced by the NVIT GS Large Cap Equity Insights Fund and the NVIT U.S. 130/30 Equity Fund. The underlying NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were replaced by the NVIT GS Small Cap Equity Insights Fund. The underlying NVIT Multi-Manager International Growth Fund and NVIT Multi-Manager International Value Fund were replaced by the NVIT GS International Equity Insights Fund.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*High double-digit returns are unusual and cannot be sustained.

3

Fund Commentary (cont.)	NVIT CardinalSM Moderately Conservative Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Moderately Conservative Fund

Asset Allocation1

Fixed Income Funds	59.4%
Equity Funds	40.6%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

NVIT Short Term Bond Fund, Class Y	18.8%
NVIT GS Large Cap Equity Insights Fund, Class Y	18.3%
NVIT Core Plus Bond Fund, Class Y	17.8%
NVIT Core Bond Fund, Class Y	14.8%
NVIT GS International Equity Insights Fund, Class Y	12.1%
NVIT U.S. 130/30 Equity Fund, Class Y	6.1%
Nationwide Bond Fund, Class R6	4.0%
DoubleLine NVIT Total Return Tactical Fund, Class Y	2.0%
Nationwide Inflation-Protected Securities Fund, Class R6	2.0%
NVIT Emerging Markets Fund, Class Y	1.6%
Other Holdings	2.5%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT CardinalSM Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	14.28%	4.73%	5.78%
Class II	14.30%	4.64%	5.68%
Morningstar® Moderately Conservative Target Risk Index	15.26%	5.55%	6.26%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.94%	0.84%
Class II	1.19%	0.93%

^

Current effective prospectus dated April 30, 2019 (as revised October 16, 2019). The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderately Conservative Fund versus performance of the Morningstar® Moderately Conservative Target Risk Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Conservative Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19(a)	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,040.00	1.49	0.29
	Hypothetical	(c)(d)	1,000.00	1,023.74	1.48	0.29
Class II Shares	Actual	(c)	1,000.00	1,040.20	1.95	0.38
	Hypothetical	(c)(d)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT CardinalSM Moderately Conservative Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 40.6%
Nationwide International Small Cap Fund, Class R6 (a)	1,104,939	$11,314,572
NVIT Emerging Markets Fund, Class Y (a)	873,458	11,748,010
NVIT GS International Equity Insights Fund, Class Y* (a)	8,722,819	89,845,040
NVIT GS Large Cap Equity Insights Fund, Class Y (a)	12,764,770	135,306,562
NVIT GS Small Cap Equity Insights Fund, Class Y (a)	666,268	7,408,906
NVIT U.S. 130/30 Equity Fund, Class Y (a)	4,282,648	44,924,980

Total Equity Funds (cost $288,291,290)		300,548,070

Fixed Income Funds 59.4%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,457,711	14,650,000
Nationwide Bond Fund, Class R6 (a)	2,946,222	29,314,905
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,453,341	14,649,681
NVIT Core Bond Fund, Class Y (a)	9,986,221	109,848,429
NVIT Core Plus Bond Fund, Class Y (a)	11,436,617	132,207,289
NVIT Short Term Bond Fund, Class Y (a)	13,515,431	139,344,098

Total Fixed Income Funds (cost $440,965,452)		440,014,402

Total Investment Companies (cost $729,256,742)		740,562,472

Total Investments (cost $729,256,742) — 100.0%		740,562,472

Liabilities in excess of other assets — 0.0%†		(273,140)

NET ASSETS — 100.0%		$740,289,332

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2019

NVIT CardinalSM Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $729,256,742)	$740,562,472
Receivable for investments sold	81,247
Receivable for capital shares issued	5,187
Prepaid expenses	1,175

Total Assets	740,650,081

Liabilities:
Payable for capital shares redeemed	86,434
Cash overdraft (Note 2)	73
Accrued expenses and other payables:
Investment advisory fees	62,745
Fund administration fees	26,061
Distribution fees	55,986
Administrative servicing fees	95,314
Accounting and transfer agent fees	134
Trustee fees	100
Custodian fees	12,969
Compliance program costs (Note 3)	757
Professional fees	11,473
Printing fees	4,523
Other	4,180

Total Liabilities	360,749

Net Assets	$740,289,332

Represented by:
Capital	$720,999,845
Total distributable earnings (loss)	19,289,487

Net Assets	$740,289,332

Net Assets:
Class I Shares	$5,846,790
Class II Shares	734,442,542

Total	$740,289,332

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	568,723
Class II Shares	71,469,246

Total	72,037,969

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.28
Class II Shares	$10.28

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2019

NVIT CardinalSM Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$14,902,097

Total Income	14,902,097

EXPENSES:
Investment advisory fees	1,481,513
Fund administration fees	208,094
Distribution fees Class II Shares	1,837,162
Administrative servicing fees Class I Shares	8,826
Administrative servicing fees Class II Shares	1,102,302
Professional fees	44,163
Printing fees	10,331
Trustee fees	26,769
Custodian fees	29,949
Accounting and transfer agent fees	651
Compliance program costs (Note 3)	3,154
Other	14,027

Total expenses before fees waived	4,766,941

Distribution fees waived — Class II (Note 3)	(1,175,797)
Investment advisory fees waived (Note 3)	(740,743)

Net Expenses	2,850,401

NET INVESTMENT INCOME	12,051,696

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	25,686,233
Net realized losses from transactions in investment securities of affiliated issuers	(16,774,791)

Net realized gains	8,911,442

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	77,337,487

Net realized/unrealized gains	86,248,929

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$98,300,625

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Conservative Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$12,051,696	$15,125,838
Net realized gains	8,911,442	42,484,756
Net change in unrealized appreciation/depreciation	77,337,487	(94,463,782)

Change in net assets resulting from operations	98,300,625	(36,853,188)

Distributions to Shareholders From:
Distributable earnings:
Class I	(449,369)	(456,177)
Class II	(54,906,880)	(48,651,126)

Change in net assets from shareholder distributions	(55,356,249)	(49,107,303)

Change in net assets from capital transactions	(24,637,454)	(34,666,852)

Change in net assets	18,306,922	(120,627,343)

Net Assets:
Beginning of year	721,982,410	842,609,753

End of year	$740,289,332	$721,982,410

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,205,692	$1,545,877
Dividends reinvested	449,369	456,177
Cost of shares redeemed	(2,531,727)	(3,235,365)

Total Class I Shares	(876,666)	(1,233,311)

Class II Shares
Proceeds from shares issued	7,469,004	6,931,980
Dividends reinvested	54,906,880	48,651,126
Cost of shares redeemed	(86,136,672)	(89,016,647)

Total Class II Shares	(23,760,788)	(33,433,541)

Change in net assets from capital transactions	$(24,637,454)	$(34,666,852)

SHARE TRANSACTIONS:
Class I Shares
Issued	116,299	144,426
Reinvested	44,269	44,623
Redeemed	(248,285)	(304,235)

Total Class I Shares	(87,717)	(115,186)

Class II Shares
Issued	718,097	644,579
Reinvested	5,414,838	4,766,306
Redeemed	(8,342,850)	(8,381,440)

Total Class II Shares	(2,209,915)	(2,970,555)

Total change in shares	(2,297,632)	(3,085,741)

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$9.72	0.18	1.19	1.37	(0.28)	(0.53)	(0.81)	$10.28	14.28%		$5,846,790	0.30%	1.70%	0.40%	45.02%
Year Ended December 31, 2018	$10.89	0.22	(0.71)	(0.49)	(0.24)	(0.44)	(0.68)	$9.72	(4.68%	)	$6,378,048	0.30%	2.04%	0.40%	15.44%
Year Ended December 31, 2017	$10.52	0.19	0.86	1.05	(0.22)	(0.46)	(0.68)	$10.89	10.08%		$8,400,344	0.29%	1.76%	0.39%	13.62%
Year Ended December 31, 2016	$10.62	0.22	0.41	0.63	(0.29)	(0.44)	(0.73)	$10.52	5.99%		$7,837,467	0.29%	2.04%	0.36%	11.84%
Year Ended December 31, 2015	$11.46	0.17	(0.27)	(0.10)	(0.29)	(0.45)	(0.74)	$10.62	(0.88%	)	$8,393,854	0.29%	1.53%	0.29%	12.86%

Class II Shares
Year Ended December 31, 2019	$9.71	0.17	1.20	1.37	(0.27)	(0.53)	(0.80)	$10.28	14.30%		$734,442,542	0.39%	1.63%	0.65%	45.02%
Year Ended December 31, 2018	$10.88	0.20	(0.69)	(0.49)	(0.24)	(0.44)	(0.68)	$9.71	(4.76%	)	$715,604,362	0.39%	1.89%	0.65%	15.44%
Year Ended December 31, 2017	$10.52	0.18	0.85	1.03	(0.21)	(0.46)	(0.67)	$10.88	9.88%		$834,209,409	0.38%	1.69%	0.64%	13.62%
Year Ended December 31, 2016	$10.61	0.20	0.43	0.63	(0.28)	(0.44)	(0.72)	$10.52	6.00%		$833,962,107	0.38%	1.86%	0.61%	11.84%
Year Ended December 31, 2015	$11.46	0.15	(0.27)	(0.12)	(0.28)	(0.45)	(0.73)	$10.61	(1.06%	)	$836,429,109	0.38%	1.35%	0.54%	12.86%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“NMF”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

14

Notes to Financial Statements (Continued)

December 31, 2019

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Investments in affiliated registered open-end Underlying Funds that are not registered under the Securities Act of 1933 (“Investment Funds”) for which a market value is not readily available will generally be valued using the NAV as a practical expedient, as reported by the third-party administrator of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. The fair value of the Investment Funds generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Investment Fund.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$463,076,984	$—	$—	$463,076,984
Total	$463,076,984	$—	$—	$463,076,984
Assets excluded from fair value hierarchy*				277,485,488
Total				$740,562,472
*	As the Fund uses the NAV as a practical expedient to determine the fair value of certain 1940 Act only investments, these investments have not been classified in the U.S. GAAP fair value hierarchy.

Amounts designated as “—” are zero or have been rounded to zero.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of

15

Notes to Financial Statements (Continued)

December 31, 2019

Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the

16

Notes to Financial Statements (Continued)

December 31, 2019

yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Cash Overdraft

As of December 31, 2019, the Fund had an overdrawn balance of $73 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis.

Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

17

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

18

Notes to Financial Statements (Continued)

December 31, 2019

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $740,743, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

19

Notes to Financial Statements (Continued)

December 31, 2019

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $208,094 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $3,154.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2020. During the year ended December 31, 2019, the waiver of such distribution fees by NFD amounted to $1,175,797 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,111,128.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a

20

Notes to Financial Statements (Continued)

December 31, 2019

portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2019 were as follows:

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	1,104,939	9,549,363	386,357	(981,502)	(137,631)	2,497,985	11,314,572	313,989	—
NVIT Emerging Markets Fund, Class Y	873,458	10,225,096	292,646	(801,940)	(38,193)	2,070,401	11,748,010	283,944	—
NVIT GS International Equity Insights Fund, Class Y**	8,722,819	—	91,171,288	(3,650,634)	144	2,324,242	89,845,040	—	—
NVIT GS Large Cap Equity Insights Fund, Class Y	12,764,770	—	135,354,071	(6,926,435)	156,787	6,722,139	135,306,562	232,201	—
NVIT GS Small Cap Equity Insights Fund, Class Y	666,268	—	7,382,831	(587,857)	36,065	577,867	7,408,906	9,457	—
NVIT Multi-Manager International Growth Fund, Class Y	—	41,544,331	3,427,361	(51,869,364)	(911,058)	7,808,730	—	613,412	2,812,834
NVIT Multi-Manager International Value Fund, Class Y	—	40,072,607	3,758,460	(47,438,217)	(102,856)	3,710,006	—	164,715	1,864,417
NVIT Multi-Manager Large Cap Growth Fund, Class Y	—	76,964,707	11,987,022	(94,108,823)	(4,866,862)	10,023,956	—	21,878	10,966,508
NVIT Multi-Manager Large Cap Value Fund, Class Y	—	76,667,484	7,634,356	(92,847,765)	(6,198,184)	14,744,109	—	192,418	6,377,235
NVIT Multi-Manager Mid Cap Growth Fund, Class Y**	—	3,340,611	905,102	(4,293,904)	(573,000)	621,191	—	—	905,009
NVIT Multi-Manager Mid Cap Value Fund, Class Y	—	3,499,820	692,018	(4,145,812)	(1,151,102)	1,105,076	—	25,886	666,039
NVIT Multi-Manager Small Cap Growth Fund, Class Y**	—	3,239,980	957,388	(4,008,392)	(494,776)	305,800	—	—	957,388
NVIT Multi-Manager Small Cap Value Fund, Class Y**	—	3,324,776	1,136,803	(3,712,031)	(2,020,078)	1,270,530	—	—	1,136,803
NVIT U.S. 130/30 Equity Fund, Class Y	4,282,648	—	44,231,299	(1,647,152)	40,269	2,300,564	44,924,980	64,302	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,457,711	16,097,243	516,993	(2,495,148)	(3,432)	534,344	14,650,000	505,391	—
Nationwide Bond Fund, Class R6	2,946,222	31,382,541	1,220,168	(4,981,645)	(47,830)	1,741,671	29,314,905	909,915	—

21

Notes to Financial Statements (Continued)

December 31, 2019

Security Description	Shares/ Principal at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Inflation-Protected Securities Fund, Class R6	1,453,341	15,956,692	277,120	(2,533,836)	55,350	894,355	14,649,681	265,517	—
NVIT Core Bond Fund, Class Y	9,986,221	113,325,146	6,513,459	(16,383,592)	(69,204)	6,462,620	109,848,429	3,376,675	—
NVIT Core Plus Bond Fund, Class Y	11,436,617	134,994,693	8,012,611	(19,412,700)	(185,697)	8,798,382	132,207,289	4,289,531	—
NVIT Short Term Bond Fund, Class Y	13,515,431	142,077,574	7,541,677	(12,835,169)	(263,503)	2,823,519	139,344,098	3,632,866	—
Total		722,262,664	333,399,030	(375,661,918)	(16,774,791)	77,337,487	740,562,472	14,902,097	25,686,233

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

22

Notes to Financial Statements (Continued)

December 31, 2019

6.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $333,399,030 and sales of $375,661,918 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,156,188	$36,200,061	$55,356,249	$—	$55,356,249

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,886,443	$31,220,860	$49,107,303	$—	$49,107,303

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$4,827,516	$4,092,928	$8,920,444	$—	$10,369,043	$19,289,487

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$730,193,429	$13,252,050	$(2,883,007)	$10,369,043

11.  Subsequent Events

On December 4, 2019, the Board of Trustees approved the Fund to be renamed “NVIT Blueprint Moderately Conservative Fund”. The change is effective April 29, 2020.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Moderately Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Moderately Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Cardinal Aggressive Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Conservative Fund

NVIT Cardinal Managed Growth Fund

NVIT Cardinal Managed Growth & Income Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Moderately Conservative Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and any sub-advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

26

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and any Sub-Adviser.

●	The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser (if applicable); reporting by the Adviser to the Trustees regarding the Sub-Adviser (if any).

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis and its asset allocation methodology.
●

The Adviser’s and any Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser (if applicable).

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that five of the Funds had underperformed their medians, performing in the third, fourth, or fifth quintile. The Trustees considered the Adviser’s statements regarding the nature of its asset allocation process for the Funds, and the effects of the Funds’ asset allocations on performance under current market conditions. The Trustees took into account descriptions by the Adviser of recent changes it had implemented in the underlying mutual funds in which the Cardinal Funds invest, which are expected to bring the Funds’ investment performance more closely in line with their peers’ and to reduce expenses (due to the anticipated lower expense ratios of the new underlying funds). As to NVIT Cardinal Managed Growth & Income Fund, the Trustees considered the Adviser’s statement that the

27

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

volatility overlay that is part of the Fund’s investment strategy may have the effect of causing the Fund to underperform its peers under various market conditions, including recent market conditions. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements and in light of the recent steps taken by the Adviser to improve the Funds’ investment performance and reduce expenses, that the Adviser’s explanations and undertakings regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted that the total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds was either lower than or equal to the median of the Fund’s Broadridge expense group, except in the case of NVIT Cardinal Moderately Aggressive Fund, whose total expense ratio was within an acceptable range of the median. They also considered that the actual management fees of all but three of the Funds were at or below their expense peer group medians, and the remaining three were within an acceptable range or their peer group medians. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual breakpoints reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are generally subject to contractual advisory fee breakpoints if the assets of those underlying funds increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 10.35%.

The Fund designates $36,200,061, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $1,200,759 or $0.0167 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $143,782 or $0.0020 per outstanding share.

28

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

29

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

33

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

34

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

36

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

37

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2019

NVIT Core Plus Bond Fund

AR-CPB 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Core Plus Bond Fund

For the annual period ended December 31, 2019, the NVIT Core Plus Bond Fund (Class Y) returned 10.08% versus 8.72% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Intermediate Core-Plus Bond (consisting of 92 funds as of December 31, 2019), was 9.25% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. interest rates rallied across the yield curve during the first three quarters of 2019 on heightened concerns about trade policy uncertainty and the global growth outlook. In the fourth quarter, this trend reversed somewhat as positive trade headlines drove intermediate- and long-term rates higher. Despite the fourth quarter’s modest reversal, Treasury yields still finished the year meaningfully lower. After hiking the federal funds rate four times in 2018, the Federal Reserve reversed course in 2019 and cut rates three times to help offset a slowing global growth outlook amid trade policy uncertainty and low inflation. Spread sectors — including Investment Grade Credit, Non-Investment Grade Credit, Bank Loans, Emerging Markets Debt and securitized sectors — delivered convincingly positive total returns over the one-year period.

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The largest contributors to Fund performance during the year were security selection within Investment Grade Credit and sector allocations to Non-Investment Grade Credit, Non-Agency Mortgage-Backed Securities (MBS) and Emerging Markets Debt. On the other hand, duration and yield curve positioning within U.S. rates was a moderate detractor.

The Fund utilized interest rate futures and government bond futures for duration and yield curve management during the reporting period; this derivatives usage moderately detracted from the Fund’s performance.

While the growth outlook for 2020 is likely to look mostly like a stabilization, we expect this year to bring a transition for central banks. Globally, policy easing should generally pause after a year in which the Fed, the European Central Bank (ECB) and the People’s Bank of China (PBOC) all cut rates, and numerous major emerging markets countries also eased.

Yet even as central bank policy rate moves are less important in 2020, changes to central bank balance sheets will continue to be important. The Fed’s and ECB’s balance sheets will continue to expand this year as a result of policy changes enacted in 2019. More structurally, changes to both the Fed and ECB policy frameworks could happen in 2020.

After a year of full monetary support, fixed-income investors move into 2020 with a more challenging valuation environment. On the positive side, an array of issues that have nagged at the macroeconomic picture seem apt for some resolution. Despite the noise around trade relations between the United States and China, the two parties seem ready for at least a rudimentary deal and a move away from constant crisis. Additionally, with the British Parliamentary election, orderly Brexit seems far more likely — perhaps not the best outcome for regional growth, but arguably better than the uncertainty that has prevailed for more than three years.

Perhaps the only “unsolvable” challenge at this stage is the U.S. election, and uncertainty over the country’s political direction and its implications for the global economic picture. That variable will simply take time to play out, potentially adding to market volatility until clearer outcomes become apparent.

All told, a backdrop of reasonable growth, range-bound interest rates and easy monetary policy should create a supportive environment for credit markets. Nevertheless, we believe that bifurcation within markets will remain a dominant theme, favoring an emphasis on quality in investment grade and high yield. Idiosyncratic risk is liable to rise across credit markets. And return expectations should be more muted, given the exceptional returns generated across fixed income in 2019.

3

Fund Commentary (cont.)	NVIT Core Plus Bond Fund

Subadviser:

Neuberger Berman Investment Advisers LLC

Portfolio Managers:

Thanos Bardas; David M. Brown, CFA; Nathan Kush; Thomas A. Sontag; and Brad C. Tank

The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund invests in high-yield securities, which are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Core Plus Bond Fund

Asset Allocation1

Corporate Bonds	37.5%
Mortgage-Backed Securities	28.5%
Commercial Mortgage-Backed Securities	11.1%
Collateralized Mortgage Obligations	10.3%
Asset-Backed Securities	5.3%
U.S. Treasury Obligations	4.5%
Repurchase Agreements	2.8%
Foreign Government Securities	2.3%
U.S. Government Agency Securities	1.2%
Short-Term Investment	0.3%
Supranational†	0.0%
Futures Contracts	(0.1)%
Liabilities in excess of other assets	(3.7)%
100.0%

Top Industries2

Banks	6.5%
Oil, Gas & Consumable Fuels	4.3%
Capital Markets	2.5%
Health Care Providers & Services	2.2%
Media	2.0%
Technology Hardware, Storage & Peripherals	1.9%
Biotechnology	1.8%
Diversified Telecommunication Services	1.8%
Food & Staples Retailing	1.7%
Electric Utilities	1.4%
Other Industries#	73.9%
100.0%

Top Holdings2

U.S. Treasury Inflation Linked Bonds, 1.38%, 2/15/2044	1.3%
U.S. Treasury Bonds, 2.75%, 8/15/2042	1.2%
U.S. Treasury Inflation Linked Bonds, 2.13%, 2/15/2040	0.9%
Cigna Corp., 3.75%, 7/15/2023	0.9%
FHLMC Structured Agency Credit Risk Debt Notes, 4.14%, 4/25/2030	0.8%
Voya CLO Ltd., 3.52%, 7/20/2032	0.8%
Anheuser-Busch Cos. LLC, 4.90%, 2/1/2046	0.8%
AbbVie, Inc., 2.95%, 11/21/2026	0.8%
FNMA Connecticut Avenue Securities, 4.04%, 7/25/2030	0.8%
Walmart, Inc., 2.85%, 7/8/2024	0.6%
Other Holdings#	91.1%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Core Plus Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	9.89%	3.13%	4.07%
Class II	9.59%	2.87%	3.81%
Class Y	10.08%	3.28%	4.23%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.64%
Class II	0.89%
Class Y	0.49%

^	Current effective prospectus dated April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Core Plus Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Plus Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Plus Bond Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,026.70	3.32	0.65
	Hypothetical	(b)(c)	1,000.00	1,021.93	3.31	0.65
Class II Shares	Actual	(b)	1,000.00	1,025.70	4.60	0.90
	Hypothetical	(b)(c)	1,000.00	1,020.67	4.58	0.90
Class Y Shares	Actual	(b)	1,000.00	1,027.90	2.56	0.50
	Hypothetical	(b)(c)	1,000.00	1,022.68	2.55	0.50

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Core Plus Bond Fund

Asset-Backed Securities 5.3%

	Principal Amount	Value

Home Equity 0.4%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A3, 1.99%, 1/25/2036 (a)	$317,054	$316,407
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M1, 2.07%, 11/25/2036 (a)	4,748,301	4,732,242
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class AV1B, 2.05%, 4/25/2035 (a)	483,223	482,972
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-AM1, Class A4, 1.95%, 4/25/2036 (a)	14,584	14,581
Series 2006-NC1, Class A4, 1.94%, 5/25/2036 (a)	218,056	217,809

		5,764,011

Other 4.4%
522 Funding Clo I Ltd., Series 2019-1A, Class A1, 3.29%, 1/15/2033 (a)(b)	3,600,000	3,598,107
AM Capital Funding LLC, Series 2018-1, Class A, 4.98%, 12/15/2023 (b)	5,010,000	5,217,073
CIFC Funding 2019-V Ltd., Series 2019-5A, Class A1, 3.50%, 10/15/2032 (a)(b)	7,300,000	7,295,613
Corevest American Finance Trust, Series 2019-1, Class A, 3.32%, 3/15/2052 (b)	2,404,108	2,471,560
Elmwood CLO III Ltd., Series 2019-3A, Class A1, 3.19%, 10/15/2032 (a)(b)	8,600,000	8,595,373
Kayne CLO 5 Ltd., Series 2019-5A, Class A, 3.53%, 7/24/2032 (a)(b)	7,300,000	7,303,971
Magnetite XXIV Ltd., Series 2019-24A, Class A, 3.24%, 1/15/2033 (a)(b)	4,400,000	4,399,903
Octagon Investment Partners 44 Ltd., Series 2019-1A, Class A, 3.27%, 7/20/2032 (a)(b)	10,100,000	10,105,797
Southwick Park CLO LLC, Series 2019-4A, Class A1, 3.47%, 7/20/2032 (a)(b)	10,600,000	10,594,477
Verizon Owner Trust, Series 2016-2A, Class A, 1.68%, 5/20/2021 (b)	166,144	166,111
Voya CLO Ltd., Series 2019-2A, Class A, 3.52%, 7/20/2032 (a)(b)	14,600,000	14,592,350

		74,340,335

Student Loan 0.5%
Navient Student Loan Trust
Series 2017-3A, Class A1, 2.09%, 7/26/2066 (a)(b)	263,572	263,549

Asset-Backed Securities (continued)

	Principal Amount	Value

Student Loan (continued)
Navient Student Loan Trust (continued)
Series 2017-4A, Class A1, 1.95%, 9/27/2066 (a)(b)	$424,685	$424,648
Series 2019-7A, Class A1, 2.17%, 1/25/2068 (a)(b)	8,350,000	8,350,624

		9,038,821

Total Asset-Backed Securities (cost $88,156,338)		89,143,167

Collateralized Mortgage Obligations 10.3%
Angel Oak Mortgage Trust, Series 2019-6, Class A1, 2.62%, 11/25/2059 (a)(b)	4,928,618	4,920,195
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M1, 2.56%, 10/25/2039 (a)(b)	1,660,984	1,661,473
FHLMC REMICS
Series 4610, Class IB, IO, 3.00%, 6/15/2041	21,277,970	1,306,891
Series 4073, Class SB, IO, 4.26%, 7/15/2042 (a)	8,219,099	1,581,110
Series 4122, Class , IO, 4.00%, 10/15/2042	8,995,987	1,480,578
Series 4120, Class SV, IO, 4.41%, 10/15/2042 (a)	9,059,777	1,741,686
Series 4159, Class KS, IO, 4.41%, 1/15/2043 (a)	4,215,078	856,446
Series 4459, Class IB, IO, 4.00%, 8/15/2043	7,606,807	1,118,737
Series 4468, Class SY, IO, 4.36%, 5/15/2045 (a)	4,259,558	747,295
Series 4583, Class ST, IO, 4.26%, 5/15/2046 (a)	9,331,335	1,697,628
Series 4623, Class MS, IO, 4.26%, 10/15/2046 (a)	6,993,091	1,606,052
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class M2, 5.24%, 10/25/2029 (a)	10,600,000	11,290,589
Series 2017-HQA2, Class M2, 4.44%, 12/25/2029 (a)	6,100,000	6,267,900
Series 2017-DNA3, Class M2, 4.29%, 3/25/2030 (a)	7,210,000	7,378,718
Series 2017-HQA3, Class M2, 4.14%, 4/25/2030 (a)	14,609,426	14,859,507
Series 2018-DNA1, Class M2, 3.59%, 7/25/2030 (a)	6,500,000	6,512,839
Series 2018-HQA1, Class M2, 4.09%, 9/25/2030 (a)	9,910,000	10,021,342
FNMA REMICS
Series 2012-114, Class HS, IO, 4.36%, 3/25/2040 (a)	8,619,717	660,895
Series 2012-70, Class HS, IO, 4.21%, 7/25/2042 (a)	9,497,566	1,771,287
Series 2012-149, Class LI, IO, 4.00%, 1/25/2043	7,586,923	1,314,246
Series 2013-6, Class SB, IO, 4.31%, 2/25/2043 (a)	6,632,819	1,246,686

9

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

FNMA REMICS (continued)
Series 2014-90, Class SA, IO, 4.36%, 1/25/2045 (a)	$8,122,465	$1,521,294
Series 2016-3, Class IP, IO, 4.00%, 2/25/2046	9,490,286	1,727,232
FNMA Connecticut Avenue Securities
Series 2016-C07, Class 2M2, 6.14%, 5/25/2029 (a)	7,574,619	7,984,931
Series 2017-C03, Class 1M2, 4.79%, 10/25/2029 (a)	5,570,000	5,818,415
Series 2017-C04, Class 2M2, 4.64%, 11/25/2029 (a)	4,525,000	4,679,478
Series 2017-C05, Class 1M2, 3.99%, 1/25/2030 (a)	6,525,000	6,637,351
Series 2017-C06, Class 2M2, 4.59%, 2/25/2030 (a)(c)	3,480,763	3,574,800
Series 2017-C07, Class 2M2, 4.29%, 5/25/2030 (a)	7,113,967	7,222,231
Series 2018-C01, Class 1M2, 4.04%, 7/25/2030 (a)	12,990,000	13,160,861
Series 2018-C02, Class 2M2, 3.99%, 8/25/2030 (a)	6,504,936	6,561,297
GCAT Trust
Series 2019-NQM2, Class A1, 2.86%, 9/25/2059 (b)(d)	7,352,489	7,366,836
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059 (a)(b)	4,267,010	4,265,561
GNMA REMICS
Series 2019-22, Class SA, IO, 3.84%, 2/20/2045 (a)	9,423,491	1,618,476
Series 2016-91, Class NS, IO, 4.32%, 7/20/2046 (a)	7,171,258	1,514,324
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, 2.71%, 11/25/2059 (a)(b)	4,784,059	4,785,077
OBX Trust, Series 2019-EXP3, Class 2A1A, 2.69%, 10/25/2059 (a)(b)	845,217	843,680
Permanent Master Issuer plc, Series 2018-1A, Class 1A1, 2.37%, 7/15/2058 (a)(b)	1,500,000	1,499,811
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A1, 2.61%, 9/27/2049 (a)(b)	5,035,811	5,007,219
Verus Securitization Trust
Series 2019-4, Class A1, 2.64%, 11/25/2059 (b)(d)	3,631,624	3,629,869
Series 2019-INV1, Class A1, 3.40%, 12/25/2059 (a)(b)	3,623,838	3,645,750

Total Collateralized Mortgage Obligations (cost $170,349,421)		173,106,593

Commercial Mortgage-Backed Securities 11.1%
BANK, Series 2019-BN22, Class A4, 2.98%, 11/15/2062	2,130,000	2,187,498
Barclays Commercial Mortgage Trust
Series 2019-C4, Class A5, 2.92%, 8/15/2052	3,790,000	3,870,603
Series 2019-C5, Class AS, 3.37%, 11/15/2052 (a)	5,320,000	5,438,696

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

CD Mortgage Trust, Series 2017-CD3, Class A4, 3.63%, 2/10/2050	$2,145,000	$2,296,093
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class B, 3.73%, 4/10/2046 (a)	4,100,000	4,242,256
Series 2013-GC17, Class B, 5.10%, 11/10/2046 (a)	1,465,000	1,585,852
Series 2014-GC23, Class B, 4.17%, 7/10/2047 (a)	2,915,000	3,063,095
Series 2016-GC36, Class A5, 3.62%, 2/10/2049	4,452,000	4,736,416
Series 2016-C3, Class A4, 3.15%, 11/15/2049	2,320,000	2,412,454
Series 2017-C4, Class A1, 2.12%, 10/12/2050	2,783,128	2,778,135
Series 2018-C6, Class A1, 3.30%, 11/10/2051	4,328,088	4,420,995
Series 2019-GC43, Class A4, 3.04%, 11/10/2052	5,325,000	5,489,083
COMM Mortgage Trust
Series 2012-CR4, Class AM, 3.25%, 10/15/2045	1,445,000	1,444,925
Series 2014-CR16, Class XA, IO, 0.98%, 4/10/2047 (a)	35,071,777	1,246,991
Series 2014-CR17, Class XA, IO, 0.98%, 5/10/2047 (a)	26,185,435	935,192
Series 2014-UBS3, Class XA, IO, 1.08%, 6/10/2047 (a)	21,368,477	866,331
Series 2014-UBS6, Class XA, IO, 0.90%, 12/10/2047 (a)	18,082,239	631,383
Series 2014-CR21, Class AM, 3.99%, 12/10/2047	6,850,000	7,270,668
Series 2015-LC21, Class A4, 3.71%, 7/10/2048	2,160,000	2,295,260
Series 2015-CR25, Class A4, 3.76%, 8/10/2048	3,075,000	3,279,265
Series 2017-COR2, Class A1, 2.11%, 9/10/2050	1,979,067	1,974,495
Series 2019-GC44, Class A5, 2.95%, 8/15/2057	3,810,000	3,896,924
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class B, 4.10%, 8/15/2048 (a)	3,551,688	3,670,520
Series 2016-C7, Class A5, 3.50%, 11/15/2049	1,800,000	1,887,021
Series 2019-C15, Class A4, 4.05%, 3/15/2052	4,971,000	5,468,053
Series 2019-C17, Class A5, 3.02%, 9/15/2052	1,990,000	2,038,289
Series 2015-C2, Class XA, IO, 0.76%, 6/15/2057 (a)	36,125,073	1,195,281
FHLMC Multifamily Structured Pass-Through CertificatesREMICS, Series K098, Class XAM, IO, 1.52%, 8/25/2029 (a)	17,661,000	2,080,459
GS Mortgage Securities Trust
Series 2012-GCJ7, Class B, 4.74%, 5/10/2045	4,325,000	4,491,635
Series 2012-GCJ9, Class B, 3.75%, 11/10/2045 (b)	3,330,000	3,409,793

10

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

GS Mortgage Securities Trust (continued)
Series 2014-GC18, Class XA, IO, 1.02%, 1/10/2047 (a)	$53,875,073	$1,853,620
Series 2014-GC26, Class XA, IO, 0.97%, 11/10/2047 (a)	30,828,301	1,224,926
Series 2015-GC32, Class A4, 3.76%, 7/10/2048	2,250,000	2,402,526
Series 2015-GC34, Class A4, 3.51%, 10/10/2048	3,355,000	3,539,768
Series 2015-GS1, Class C, 4.42%, 11/10/2048 (a)	1,840,000	1,873,841
Series 2015-GC30, Class XA, IO, 0.81%, 5/10/2050 (a)	45,367,751	1,384,283
Series 2019-GC42, Class A4, 3.00%, 9/1/2052	3,740,000	3,843,358
Series 2019-GSA1, Class A4, 3.05%, 11/10/2052	3,830,000	3,934,812
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11, Class B, 3.50%, 4/15/2046	3,375,000	3,434,592
Series 2011-C5, Class B, 5.42%, 8/15/2046 (a)(b)	2,790,000	2,903,066
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class A3, 3.80%, 8/15/2048	2,950,000	3,156,463
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5, 3.72%, 3/15/2050	2,900,000	3,111,775
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A1, 2.08%, 10/15/2050	2,794,583	2,791,461
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class XA, IO, 1.00%, 6/15/2047 (a)	27,373,696	919,431
Series 2015-C24, Class A4, 3.73%, 5/15/2048	4,795,000	5,104,709
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4, 3.78%, 5/15/2048 (a)	4,550,000	4,849,744
UBS Commercial Mortgage Trust
Series 2017-C2, Class A4, 3.49%, 8/15/2050	2,700,000	2,859,618
Series 2017-C4, Class A1, 2.13%, 10/15/2050	1,631,892	1,628,406
Series 2017-C4, Class A4, 3.56%, 10/15/2050	5,650,000	6,018,464
Series 2018-C14, Class A1, 3.38%, 12/15/2051	6,045,229	6,179,234
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class B, 4.14%, 10/15/2045	3,110,000	3,227,437
Series 2015-C28, Class A4, 3.54%, 5/15/2048	3,795,000	4,006,421
Series 2015-C29, Class A4, 3.64%, 6/15/2048	2,890,000	3,067,554
Series 2015-NXS4, Class C, 4.60%, 12/15/2048 (a)	3,553,000	3,788,273
Series 2016-LC24, Class A4, 2.94%, 10/15/2049	1,695,000	1,739,625

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Wells Fargo Commercial Mortgage Trust (continued)
Series 2016-NXS6, Class A4, 2.92%, 11/15/2049	$4,700,000	$4,819,144
Series 2017-C39, Class A5, 3.42%, 9/15/2050	2,713,000	2,870,071
Series 2017-C40, Class A1, 2.11%, 10/15/2050	1,761,550	1,760,934
Series 2016-LC25, Class A4, 3.64%, 12/15/2059	4,225,000	4,519,382
WFRBS Commercial Mortgage Trust
Series 2014-LC14, Class XA, IO, 1.22%, 3/15/2047 (a)	21,105,802	811,697
Series 2014-C22, Class AS, 4.07%, 9/15/2057 (a)	2,620,000	2,766,136

Total Commercial Mortgage-Backed Securities (cost $184,798,485)		186,994,432

Corporate Bonds 37.5%
Aerospace & Defense 0.2%
Boeing Co. (The),
3.25%, 2/1/2035	485,000	496,380
Bombardier, Inc.,
8.75%, 12/1/2021 (b)	200,000	219,125
5.75%, 3/15/2022 (b)	150,000	154,922
TransDigm, Inc.,
6.25%, 3/15/2026 (b)	605,000	654,979
6.38%, 6/15/2026 (c)	440,000	466,668
7.50%, 3/15/2027 (c)	365,000	399,237
5.50%, 11/15/2027 (b)	800,000	808,984

		3,200,295

Banks 6.7%
Banco de Credito e Inversiones SA,
3.50%, 10/12/2027 (b)	200,000	204,465
Banco Santander SA,
3.85%, 4/12/2023	5,000,000	5,216,124
Reg. S, (USD ICE Swap Rate 5 Year + 4.99%), 7.50%, 2/08/2024 (e)(f)	1,200,000	1,323,187
Bank of America Corp.,
Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.13%, 6/20/2024 (e)(f)	2,910,000	3,078,198
Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/05/2024 (e)(f)	1,240,000	1,377,950
4.45%, 3/3/2026	4,260,000	4,678,798
3.50%, 4/19/2026	2,500,000	2,658,878
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (f)	3,205,000	3,426,962
Banque Centrale de Tunisie International Bond,
Reg. S, 5.75%, 1/30/2025	600,000	559,166
BNP Paribas SA,
(USD Swap Semi 5 Year + 4.92%), 6.75%, 3/14/2022 (b)(c)(e)(f)	2,045,000	2,177,925
3.50%, 3/1/2023 (b)	7,225,000	7,476,976
Citigroup, Inc.,
2.70%, 3/30/2021	5,495,000	5,546,600

11

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Citigroup, Inc., (continued)
(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (c)(e)(f)	$1,235,000	$1,312,188
(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (f)	1,250,000	1,271,150
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (e)(f)	1,239,000	1,297,852
(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (f)	5,610,000	5,838,916
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (f)	2,130,000	2,295,527
Citizens Financial Group, Inc.,
Series B, (ICE LIBOR USD 3 Month + 3.00%), 6.00%, 7/06/2023 (e)(f)	2,650,000	2,802,375
Fifth Third Bancorp,
(ICE LIBOR USD 3 Month + 3.03%), 5.10%, 6/30/2023 (c)(e)(f)	1,260,000	1,296,225
Huntington Bancshares, Inc.,
Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (c)(e)(f)	2,515,000	2,609,313
ING Groep NV,
(USD Swap Semi 5 Year + 4.45%), 6.50%, 4/16/2025 (e)(f)	1,000,000	1,080,900
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%, 11/16/2026 (c)(e)(f)	1,385,000	1,458,405
JPMorgan Chase & Co.,
Series CC, (ICE LIBOR USD 3 Month + 2.58%), 4.62%, 11/01/2022 (c)(e)(f)	1,430,000	1,440,725
Series FF, (SOFR + 3.38%), 5.00%, 8/01/2024 (c)(e)(f)	1,385,000	1,440,400
(ICE LIBOR USD 3 Month + 1.16%), 3.22%, 3/1/2025 (f)	9,895,000	10,258,930
(SOFR + 1.51%), 2.74%, 10/15/2030 (f)	4,665,000	4,665,682
M&T Bank Corp.,
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 5.00%, 8/01/2024 (e)(f)	2,500,000	2,615,625
NBK Tier 1 Financing 2 Ltd.,
(USD Swap Semi 6 Year + 2.83%), 4.50%, 11/27/2025 (b)(e)(f)	200,000	199,500
Santander UK plc,
2.13%, 11/3/2020	8,210,000	8,219,791
Truist Financial Corp.,
Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/01/2024 (e)(f)	2,500,000	2,581,250
Series L, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 12/15/2024 (c)(e)(f)	1,100,000	1,122,000
US Bancorp,
3.00%, 7/30/2029	9,125,000	9,425,876

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Vnesheconombank Via VEB Finance plc,
Reg. S, 6.90%, 7/9/2020	$200,000	$204,402
Wells Fargo & Co.,
Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (e)(f)	1,290,000	1,404,578
Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (e)(f)	1,245,000	1,385,062
(ICE LIBOR USD 3 Month + 1.17%), 2.88%, 10/30/2030 (f)	9,205,000	9,268,982

		113,220,883

Beverages 0.8%
Anheuser-Busch Cos. LLC,
4.90%, 2/1/2046	11,685,000	13,859,842

Biotechnology 1.9%
AbbVie, Inc.,
2.30%, 11/21/2022 (b)	2,155,000	2,165,892
2.95%, 11/21/2026 (b)	13,250,000	13,490,669
4.05%, 11/21/2039 (b)(c)	6,165,000	6,479,768
4.88%, 11/14/2048	5,140,000	5,938,427
4.25%, 11/21/2049 (b)	3,015,000	3,201,383

		31,276,139

Building Products 0.1%
JELD-WEN, Inc.,
4.63%, 12/15/2025 (b)	100,000	102,950
4.88%, 12/15/2027 (b)	410,000	419,225
Masonite International Corp.,
5.75%, 9/15/2026 (b)(c)	390,000	414,375
5.38%, 2/1/2028 (b)	100,000	105,625
Votorantim Cimentos International SA,
Reg. S, 7.25%, 4/5/2041	200,000	253,752

		1,295,927

Capital Markets 2.6%
Bank of New York Mellon Corp. (The),
Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (c)(e)(f)	1,395,000	1,467,359
Credit Suisse Group AG,
(USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (b)(e)(f)	1,485,000	1,625,110
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%, 8/21/2026 (b)(e)(f)	1,600,000	1,724,800
Goldman Sachs Group, Inc. (The),
Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.62%), 5.50%, 8/10/2024 (e)(f)	1,598,000	1,709,860
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (c)(e)(f)	1,144,000	1,185,184

12

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Goldman Sachs Group, Inc. (The), (continued)
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (f)	$2,250,000	$2,329,434
Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (c)(e)(f)	1,050,000	1,128,750
(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (f)	2,445,000	2,623,187
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (f)	4,350,000	4,727,496
Huarong Finance 2017 Co. Ltd.,
Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.77%), 4.50%, 1/24/2022 (e)(f)	400,000	406,499
LPL Holdings, Inc.,
5.75%, 9/15/2025 (b)	515,000	538,819
4.63%, 11/15/2027 (b)(c)	140,000	142,800
Morgan Stanley,
2.50%, 4/21/2021	4,000,000	4,030,331
3.63%, 1/20/2027	4,100,000	4,365,738
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (f)	2,770,000	2,981,774
State Street Corp.,
(SOFR + 0.94%), 2.35%, 11/1/2025 (f)	10,535,000	10,581,426
UBS Group AG,
Reg. S, (USD Swap Semi 5 Year + 4.59%), 6.87%, 8/07/2025 (e)(f)	2,205,000	2,439,281

		44,007,848

Chemicals 0.2%
CNAC HK Finbridge Co. Ltd.,
Reg. S, 3.38%, 6/19/2024	400,000	406,404
Reg. S, 5.13%, 3/14/2028	400,000	449,958
Sasol Financing USA LLC,
5.88%, 3/27/2024	400,000	433,144
6.50%, 9/27/2028	200,000	222,480
Starfruit Finco BV,
8.00%, 10/1/2026 (b)(c)	565,000	598,900
Tronox Finance plc,
5.75%, 10/1/2025 (b)	35,000	35,655
Tronox, Inc.,
6.50%, 4/15/2026 (b)(c)	415,000	427,533
Univar Solutions USA, Inc.,
5.13%, 12/1/2027 (b)	410,000	427,950

		3,002,024

Commercial Services & Supplies 0.2%
Garda World Security Corp.,
8.75%, 5/15/2025 (b)	325,000	338,000
GW B-CR Security Corp.,
9.50%, 11/1/2027 (b)	109,000	116,358
IAA, Inc.,
5.50%, 6/15/2027 (b)	450,000	478,125
KAR Auction Services, Inc.,
5.13%, 6/1/2025 (b)	735,000	764,400
Nielsen Co. Luxembourg SARL (The),
5.00%, 2/1/2025 (b)(c)	415,000	427,450

Corporate Bonds (continued)

	Principal Amount	Value

Commercial Services & Supplies (continued)
Nielsen Finance LLC,
4.50%, 10/1/2020	$285,000	$285,356
5.00%, 4/15/2022 (b)	390,000	391,463
Prime Security Services Borrower LLC,
9.25%, 5/15/2023 (b)(c)	112,000	117,460
5.75%, 4/15/2026 (b)(c)	980,000	1,065,142

		3,983,754

Communications Equipment 0.1%
CommScope Technologies LLC,
6.00%, 6/15/2025 (b)	360,000	360,407
5.00%, 3/15/2027 (b)(c)	675,000	634,500
CommScope, Inc.,
6.00%, 3/1/2026 (b)(c)	80,000	85,100
8.25%, 3/1/2027 (b)(c)	280,000	294,700

		1,374,707

Construction & Engineering 0.1%
China Minmetals Corp.,
Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%, 11/13/2022 (e)(f)	600,000	607,279
Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%, 11/13/2022 (e)(f)	244,000	246,960
Dianjian Haiyu Ltd.,
Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.45%), 4.30%, 6/20/2024 (e)(f)	250,000	255,280
IHS Netherlands Holdco BV,
8.00%, 9/18/2027 (b)	200,000	212,500
Mexico City Airport Trust,
5.50%, 7/31/2047 (b)	200,000	206,252

		1,528,271

Consumer Finance 0.5%
American Express Co.,
3.70%, 11/5/2021	4,125,000	4,251,042
Capital One Financial Corp.,
3.20%, 1/30/2023	2,295,000	2,359,693
Discover Financial Services,
Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (c)(e)(f)	2,100,000	2,211,300
Global Aircraft Leasing Co. Ltd.,
6.50%, 9/15/2024 (b)(g)	195,000	203,473

		9,025,508

Containers & Packaging 0.1%
ARD Finance SA,
6.50%, 6/30/2027 (b)(g)	355,000	367,052
Berry Global, Inc.,
5.13%, 7/15/2023	125,000	128,281
4.50%, 2/15/2026 (b)(c)	110,000	112,992
5.63%, 7/15/2027 (b)(c)	285,000	305,663

13

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Containers & Packaging (continued)
Mauser Packaging Solutions Holding Co.,
5.50%, 4/15/2024 (b)	$165,000	$169,966
7.25%, 4/15/2025 (b)(c)	245,000	241,938
Reynolds Group Issuer, Inc.,
5.75%, 10/15/2020	339,188	339,612
Trident TPI Holdings, Inc.,
9.25%, 8/1/2024 (b)	235,000	237,350

		1,902,854

Distributors 0.1%
Core & Main LP,
6.13%, 8/15/2025 (b)(c)	245,000	255,412
Performance Food Group, Inc.,
5.50%, 10/15/2027 (b)	290,000	309,938
Resideo Funding, Inc.,
6.13%, 11/1/2026 (b)(c)	340,000	342,550

		907,900

Diversified Consumer Services 0.0%†
frontdoor, Inc.,
6.75%, 8/15/2026 (b)	260,000	283,400

Diversified Financial Services 0.1%
Charming Light Investments Ltd.,
Reg. S, 4.38%, 12/21/2027	400,000	427,637
Gazprom PJSC,
5.15%, 2/11/2026 (b)	391,000	434,909
Gtlk Europe Capital DAC,
Reg. S, 4.95%, 2/18/2026	273,000	281,458
MDGH — GMTN BV,
3.70%, 11/7/2049 (b)	200,000	207,770
MPH Acquisition Holdings LLC,
7.13%, 6/1/2024 (b)	785,000	759,487

		2,111,261

Diversified Telecommunication Services 1.8%
Altice France SA,
7.38%, 5/1/2026 (b)	405,000	434,824
8.13%, 2/1/2027 (b)	485,000	546,232
5.50%, 1/15/2028 (b)	315,000	323,678
AT&T, Inc.,
4.35%, 3/1/2029	3,030,000	3,370,913
4.90%, 8/15/2037	3,190,000	3,673,042
5.35%, 9/1/2040	2,434,000	2,937,758
5.55%, 8/15/2041	3,805,000	4,656,225
4.35%, 6/15/2045	2,450,000	2,645,050
4.50%, 3/9/2048	2,930,000	3,237,059
British Telecommunications plc,
3.25%, 11/8/2029 (b)	4,545,000	4,541,649
CCO Holdings LLC,
5.25%, 9/30/2022	210,000	212,363
5.13%, 5/1/2023 (b)	215,000	219,435
5.88%, 4/1/2024 (b)	100,000	103,375
5.75%, 2/15/2026 (b)	620,000	654,112
5.00%, 2/1/2028 (b)	525,000	550,893
4.75%, 3/1/2030 (b)	170,000	173,065
Frontier Communications Corp.,
8.00%, 4/1/2027 (b)	1,130,000	1,180,850

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA,
5.50%, 8/1/2023 (c)	$615,000	$528,310
Level 3 Financing, Inc.,
5.38%, 8/15/2022	46,000	46,170
5.13%, 5/1/2023	190,000	191,187
5.38%, 1/15/2024	230,000	233,738
4.63%, 9/15/2027 (b)	235,000	240,593
Sprint Capital Corp.,
8.75%, 3/15/2032	55,000	66,756

		30,767,277

Electric Utilities 1.5%
ABY Transmision Sur SA,
6.88%, 4/30/2043 (b)	195,900	247,571
Comision Federal de Electricidad,
Reg. S, 4.75%, 2/23/2027	200,000	211,002
Commonwealth Edison Co.,
4.00%, 3/1/2049	5,440,000	6,160,494
Duke Energy Corp.,
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%, 9/16/2024 (c)(e)(f)	1,650,000	1,730,107
Duke Energy Indiana LLC,
Series YYY, 3.25%, 10/1/2049 (c)	3,750,000	3,750,504
Empresa de Transmision Electrica SA,
5.13%, 5/2/2049 (b)	400,000	455,004
Entergy Arkansas LLC,
4.20%, 4/1/2049	5,300,000	6,169,208
Eskom Holdings SOC Ltd.,
Reg. S, 6.75%, 8/6/2023	200,000	203,752
7.13%, 2/11/2025 (b)	200,000	204,377
Evergy, Inc.,
2.45%, 9/15/2024	4,555,000	4,582,046
Perusahaan Listrik Negara PT,
Reg. S, 5.25%, 10/24/2042	200,000	224,000
Vistra Operations Co. LLC,
5.50%, 9/1/2026 (b)(c)	135,000	143,100
5.63%, 2/15/2027 (b)	220,000	231,825
5.00%, 7/31/2027 (b)	335,000	350,068

		24,663,058

Electrical Equipment 0.0%†
EnerSys,
4.38%, 12/15/2027 (b)	385,000	380,226

Energy Equipment & Services 0.0%†
Archrock Partners LP,
6.25%, 4/1/2028 (b)	155,000	159,650
Precision Drilling Corp.,
7.75%, 12/15/2023 (c)	95,000	94,763
5.25%, 11/15/2024 (c)	105,000	96,337
7.13%, 1/15/2026 (b)(c)	75,000	71,250

		422,000

Entertainment 0.2%
AMC Entertainment Holdings, Inc.,
5.75%, 6/15/2025 (c)	145,000	134,125

14

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Entertainment (continued)
Lions Gate Capital Holdings LLC,
5.88%, 11/1/2024 (b)(c)	$340,000	$341,700
Live Nation Entertainment, Inc.,
4.75%, 10/15/2027 (b)	310,000	320,850
Netflix, Inc.,
5.38%, 2/1/2021	65,000	67,031
4.88%, 4/15/2028	190,000	197,353
5.88%, 11/15/2028	190,000	210,626
6.38%, 5/15/2029	645,000	734,494
5.38%, 11/15/2029 (b)	215,000	228,971
4.88%, 6/15/2030 (b)	220,000	223,438

		2,458,588

Equity Real Estate Investment Trusts (REITs) 0.5%
ESH Hospitality, Inc.,
5.25%, 5/1/2025 (b)	275,000	284,281
Iron Mountain US Holdings, Inc.,
5.38%, 6/1/2026 (b)	105,000	109,725
Iron Mountain, Inc.,
4.88%, 9/15/2027 (b)	285,000	294,263
5.25%, 3/15/2028 (b)	940,000	977,600
4.88%, 9/15/2029 (b)	265,000	269,187
MPT Operating Partnership LP,
6.38%, 3/1/2024	235,000	244,393
5.50%, 5/1/2024	170,000	174,462
5.25%, 8/1/2026	100,000	105,644
Ventas Realty LP,
3.50%, 4/15/2024	6,255,000	6,534,361

		8,993,916

Food & Staples Retailing 1.8%
Cencosud SA,
4.38%, 7/17/2027 (b)(c)	260,000	256,060
Reg. S, 4.38%, 7/17/2027	200,000	196,969
Walmart, Inc.,
3.40%, 6/26/2023	9,695,000	10,194,280
2.85%, 7/8/2024	10,930,000	11,340,380
3.70%, 6/26/2028	3,310,000	3,646,934
4.05%, 6/29/2048	4,085,000	4,842,131

		30,476,754

Food Products 0.5%
Kraft Heinz Foods Co.,
3.75%, 4/1/2030 (b)	5,710,000	5,883,957
4.88%, 10/1/2049 (b)	1,595,000	1,683,517
Post Holdings, Inc.,
5.50%, 3/1/2025 (b)	250,000	261,875
5.75%, 3/1/2027 (b)(c)	100,000	107,250
5.63%, 1/15/2028 (b)(c)	505,000	544,137

		8,480,736

Health Care Equipment & Supplies 0.6%
DH Europe Finance II Sarl,
2.60%, 11/15/2029	4,280,000	4,264,476
3.25%, 11/15/2039	4,495,000	4,533,795
Ortho-Clinical Diagnostics, Inc.,
6.63%, 5/15/2022 (b)	420,000	417,375

		9,215,646

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services 2.3%
Cigna Corp.,
3.75%, 7/15/2023	$14,835,000	$15,558,884
CVS Health Corp.,
4.00%, 12/5/2023	1,990,000	2,106,024
3.00%, 8/15/2026	3,120,000	3,183,177
5.05%, 3/25/2048	3,005,000	3,561,005
HCA, Inc.,
7.69%, 6/15/2025 (c)	155,000	186,775
5.38%, 9/1/2026 (c)	290,000	322,988
5.63%, 9/1/2028	80,000	91,168
5.88%, 2/1/2029	250,000	289,062
4.13%, 6/15/2029	6,085,000	6,456,667
Polaris Intermediate Corp.,
8.50%, 12/1/2022 (b)(c)(g)	110,000	102,437
Select Medical Corp.,
6.25%, 8/15/2026 (b)	180,000	194,853
Tenet Healthcare Corp.,
8.13%, 4/1/2022	300,000	331,875
6.75%, 6/15/2023	220,000	241,716
7.00%, 8/1/2025 (c)	135,000	142,594
UnitedHealth Group, Inc.,
3.88%, 8/15/2059	4,480,000	4,838,585
Vizient, Inc.,
6.25%, 5/15/2027 (b)	135,000	144,450
West Street Merger Sub, Inc.,
6.38%, 9/1/2025 (b)(c)	450,000	448,875

		38,201,135

Hotels, Restaurants & Leisure 0.2%
1011778 BC ULC,
4.25%, 5/15/2024 (b)	340,000	348,500
5.00%, 10/15/2025 (b)	265,000	273,613
Boyd Gaming Corp.,
6.38%, 4/1/2026 (c)	320,000	344,300
4.75%, 12/1/2027 (b)	385,000	399,919
Cedar Fair LP,
5.38%, 4/15/2027	175,000	188,314
5.25%, 7/15/2029 (b)	235,000	253,212
Churchill Downs, Inc.,
5.50%, 4/1/2027 (b)	420,000	445,200
Scientific Games International, Inc.,
7.00%, 5/15/2028 (b)(c)	315,000	337,838
7.25%, 11/15/2029 (b)(c)	365,000	396,025
Six Flags Entertainment Corp.,
4.88%, 7/31/2024 (b)(c)	115,000	119,168
5.50%, 4/15/2027 (b)(c)	375,000	399,844
Wynn Las Vegas LLC,
5.50%, 3/1/2025 (b)(c)	460,000	492,200

		3,998,133

Household Durables 0.1%
Shea Homes LP,
6.13%, 4/1/2025 (b)	320,000	331,200
Taylor Morrison Communities, Inc.,
5.88%, 6/15/2027 (b)	170,000	187,000
5.75%, 1/15/2028 (b)	395,000	430,550

		948,750

15

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Household Products 0.1%
Energizer Holdings, Inc.,
5.50%, 6/15/2025 (b)	$70,000	$72,625
6.38%, 7/15/2026 (b)(c)	335,000	356,775
7.75%, 1/15/2027 (b)	775,000	866,101
Spectrum Brands, Inc.,
6.13%, 12/15/2024 (c)	260,000	268,450
5.75%, 7/15/2025	250,000	260,943
5.00%, 10/1/2029 (b)	40,000	41,300

		1,866,194

Independent Power and Renewable Electricity Producers 0.2%
Calpine Corp.,
5.75%, 1/15/2025	420,000	431,025
4.50%, 2/15/2028 (b)	415,000	418,681
5.13%, 3/15/2028 (b)(c)	250,000	255,175
NRG Energy, Inc.,
7.25%, 5/15/2026	145,000	158,413
6.63%, 1/15/2027	550,000	596,750
Talen Energy Supply LLC,
6.50%, 6/1/2025	85,000	72,541
10.50%, 1/15/2026 (b)	315,000	299,644
7.25%, 5/15/2027 (b)	200,000	210,440
6.63%, 1/15/2028 (b)	70,000	71,400
Vistra Energy Corp.,
5.88%, 6/1/2023	250,000	255,760

		2,769,829

Insurance 0.6%
Alliant Holdings Intermediate LLC,
6.75%, 10/15/2027 (b)(c)	320,000	342,704
AmWINS Group, Inc.,
7.75%, 7/1/2026 (b)	85,000	93,936
AssuredPartners, Inc.,
7.00%, 8/15/2025 (b)	340,000	345,848
Berkshire Hathaway Finance Corp.,
4.20%, 8/15/2048	4,135,000	4,895,743
GTCR AP Finance, Inc.,
8.00%, 5/15/2027 (b)	165,000	171,600
Hartford Financial Services Group, Inc. (The),
3.60%, 8/19/2049 (c)	2,000,000	2,052,649
HUB International Ltd.,
7.00%, 5/1/2026 (b)	820,000	867,150
Prudential Financial, Inc.,
(ICE LIBOR USD 3 Month + 3.04%), 5.20%, 3/15/2044 (f)	1,720,000	1,834,741

		10,604,371

Interactive Media & Services 0.0%†
Rackspace Hosting, Inc.,
8.63%, 11/15/2024 (b)(c)	760,000	742,900

IT Services 1.4%
Fiserv, Inc.,
2.75%, 7/1/2024	6,650,000	6,767,471
International Business Machines Corp.,
2.85%, 5/13/2022	7,235,000	7,398,673
3.30%, 5/15/2026 (c)	2,735,000	2,887,227
4.15%, 5/15/2039	2,000,000	2,256,053
4.25%, 5/15/2049	2,780,000	3,181,607

Corporate Bonds (continued)

	Principal Amount	Value

IT Services (continued)
Zayo Group LLC,
6.00%, 4/1/2023	$170,000	$173,825
6.38%, 5/15/2025 (c)	115,000	118,545
5.75%, 1/15/2027 (b)	275,000	279,469

		23,062,870

Life Sciences Tools & Services 0.0%†
Avantor, Inc.,
9.00%, 10/1/2025 (b)	575,000	642,580

Machinery 0.1%
Amsted Industries, Inc.,
4.63%, 5/15/2030 (b)	115,000	115,831
Granite Holdings US Acquisition Co.,
11.00%, 10/1/2027 (b)	200,000	202,500
Harsco Corp.,
5.75%, 7/31/2027 (b)	530,000	565,123
Terex Corp.,
5.63%, 2/1/2025 (b)(c)	715,000	738,238

		1,621,692

Media 2.1%
Charter Communications Operating LLC,
4.46%, 7/23/2022	3,975,000	4,178,397
Clear Channel Worldwide Holdings, Inc.,
5.13%, 8/15/2027 (b)	314,000	326,968
Comcast Corp.,
2.35%, 1/15/2027 (c)	8,010,000	8,003,385
3.30%, 2/1/2027	2,805,000	2,971,706
4.95%, 10/15/2058	4,550,000	5,929,654
CSC Holdings LLC,
7.75%, 7/15/2025 (b)(c)	290,000	309,201
6.63%, 10/15/2025 (b)	200,000	212,750
10.88%, 10/15/2025 (b)(c)	266,000	297,255
5.50%, 5/15/2026 (b)	245,000	259,391
5.50%, 4/15/2027 (b)	210,000	225,509
7.50%, 4/1/2028 (b)	220,000	248,600
6.50%, 2/1/2029 (b)	200,000	223,000
5.75%, 1/15/2030 (b)	200,000	213,500
Cumulus Media New Holdings, Inc.,
6.75%, 7/1/2026 (b)	260,000	278,525
DISH DBS Corp.,
5.88%, 11/15/2024	250,000	255,469
Fox Corp.,
5.58%, 1/25/2049 (b)	5,325,000	6,784,004
iHeartCommunications, Inc.,
6.38%, 5/1/2026	265,000	287,525
8.38%, 5/1/2027	495,000	546,975
5.25%, 8/15/2027 (b)(c)	110,000	115,093
Nexstar Broadcasting, Inc.,
5.63%, 7/15/2027 (b)	540,000	569,052
Outfront Media Capital LLC,
5.63%, 2/15/2024	65,000	66,625
5.00%, 8/15/2027 (b)	231,000	241,972
Radiate Holdco LLC,
6.63%, 2/15/2025 (b)	255,000	257,550
Sirius XM Radio, Inc.,
3.88%, 8/1/2022 (b)	45,000	45,957

16

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
Sirius XM Radio, Inc., (continued)
4.63%, 5/15/2023 (b)	$120,000	$121,800
4.63%, 7/15/2024 (b)(c)	225,000	236,250
5.38%, 7/15/2026 (b)(c)	220,000	233,681
5.00%, 8/1/2027 (b)	130,000	137,150
5.50%, 7/1/2029 (b)(c)	850,000	919,054
Telenet Finance Luxembourg Notes Sarl,
5.50%, 3/1/2028 (b)	200,000	213,500

		34,709,498

Metals & Mining 0.2%
Big River Steel LLC,
7.25%, 9/1/2025 (b)	431,000	454,705
Chinalco Capital Holdings Ltd.,
Reg. S, 4.25%, 4/21/2022	200,000	202,851
Corp. Nacional del Cobre de Chile,
Reg. S, 5.63%, 9/21/2035	100,000	125,433
CSN Resources SA,
7.63%, 4/17/2026 (b)	418,000	445,174
Freeport-McMoRan, Inc.,
3.55%, 3/1/2022 (c)	215,000	217,687
5.00%, 9/1/2027	135,000	141,750
5.25%, 9/1/2029 (c)	245,000	262,469
5.40%, 11/14/2034	15,000	15,712
5.45%, 3/15/2043	290,000	300,150
Hudbay Minerals, Inc.,
7.63%, 1/15/2025 (b)	401,000	423,256
Minera Mexico SA de CV,
4.50%, 1/26/2050 (b)	200,000	203,500
Nexa Resources SA,
5.38%, 5/4/2027 (b)	318,000	340,263

		3,132,950

Multi-Utilities 0.3%
Dominion Energy, Inc.,
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (e)(f)	2,290,000	2,336,189
4.25%, 6/1/2028 (c)	2,925,000	3,236,393

		5,572,582

Oil, Gas & Consumable Fuels 4.5%
Abu Dhabi Crude Oil Pipeline LLC,
Reg. S, 4.60%, 11/2/2047	550,000	635,250
4.60%, 11/2/2047 (b)	200,000	231,000
Antero Midstream Partners LP,
5.38%, 9/15/2024	375,000	347,813
Ascent Resources Utica Holdings LLC,
10.00%, 4/1/2022 (b)	70,000	69,624
7.00%, 11/1/2026 (b)	320,000	255,200
Bruin E&P Partners LLC,
8.88%, 8/1/2023 (b)	255,000	165,750
Buckeye Partners LP,
3.95%, 12/1/2026 (c)	335,000	323,619
4.13%, 12/1/2027	235,000	227,154
5.85%, 11/15/2043	55,000	49,606
Centennial Resource Production LLC,
6.88%, 4/1/2027 (b)	245,000	254,800

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy Partners LP,
5.25%, 10/1/2025	$910,000	$948,302
Chesapeake Energy Corp.,
11.50%, 1/1/2025 (b)(c)	80,000	75,600
CrownRock LP,
5.63%, 10/15/2025 (b)	435,000	443,700
DCP Midstream Operating LP,
3.88%, 3/15/2023 (c)	45,000	46,013
5.38%, 7/15/2025 (c)	65,000	70,687
(ICE LIBOR USD 3 Month + 3.85%), 5.85%, 5/21/2043 (b)(c)(f)	365,000	339,450
5.60%, 4/1/2044 (c)	335,000	324,112
Empresa Nacional del Petroleo,
Reg. S, 4.50%, 9/14/2047	200,000	203,636
Energy Transfer Operating LP,
4.15%, 10/1/2020	4,500,000	4,547,976
Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (e)(f)	3,000,000	2,835,000
4.95%, 6/15/2028 (c)	4,070,000	4,459,968
5.80%, 6/15/2038	2,655,000	3,006,974
6.25%, 4/15/2049	2,135,000	2,576,544
Energy Transfer Partners LP,
4.50%, 11/1/2023	4,100,000	4,344,174
Enterprise Products Operating LLC,
4.25%, 2/15/2048	5,440,000	5,844,670
Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (f)	3,500,000	3,541,930
Enviva Partners LP,
6.50%, 1/15/2026 (b)	350,000	374,721
Extraction Oil & Gas, Inc.,
5.63%, 2/1/2026 (b)(c)	235,000	141,000
Genesis Energy LP,
6.50%, 10/1/2025 (c)	235,000	227,363
6.25%, 5/15/2026 (c)	190,000	181,450
Global Partners LP,
7.00%, 8/1/2027 (b)	120,000	127,500
KazMunayGas National Co. JSC,
Reg. S, 5.38%, 4/24/2030	1,200,000	1,389,240
5.38%, 4/24/2030 (b)	499,000	577,692
5.75%, 4/19/2047 (b)	200,000	238,500
Reg. S, 5.75%, 4/19/2047	200,000	238,500
Kinder Morgan, Inc.,
5.55%, 6/1/2045	2,170,000	2,582,483
Marathon Oil Corp.,
4.40%, 7/15/2027	2,735,000	2,974,609
Matador Resources Co.,
5.88%, 9/15/2026 (c)	345,000	345,862
MPLX LP,
4.50%, 4/15/2038	6,740,000	6,858,448
MSU Energy SA,
6.88%, 2/1/2025 (b)	150,000	91,500
Occidental Petroleum Corp.,
2.90%, 8/15/2024	4,795,000	4,873,348
Oil and Gas Holding Co. BSCC (The),
Reg. S, 7.50%, 10/25/2027	630,000	726,995
PDC Energy, Inc.,
5.75%, 5/15/2026	240,000	239,400

17

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Peru LNG Srl,
5.38%, 3/22/2030 (b)	$200,000	$197,002
Petrobras Global Finance BV,
6.90%, 3/19/2049	579,000	679,167
Petroleos de Venezuela SA,
Reg. S, 6.00%, 5/16/2024 (h)	322,820	25,019
Reg. S, 6.00%, 11/15/2026 (h)	830,693	64,379
Reg. S, 5.38%, 4/12/2027 (h)	789,800	61,209
Petroleos del Peru SA,
4.75%, 6/19/2032 (b)	200,000	219,000
4.75%, 6/19/2032 (b)	200,000	219,000
Petroleos Mexicanos,
5.35%, 2/12/2028	690,000	686,550
6.50%, 1/23/2029	52,000	54,704
6.84%, 1/23/2030 (b)	83,000	88,506
6.75%, 9/21/2047	382,000	382,718
6.35%, 2/12/2048	607,000	585,755
7.69%, 1/23/2050 (b)	116,000	126,596
Plains All American Pipeline LP,
3.55%, 12/15/2029 (c)	2,125,000	2,096,299
Range Resources Corp.,
5.00%, 3/15/2023 (c)	200,000	183,964
4.88%, 5/15/2025 (c)	190,000	162,450
Saudi Arabian Oil Co.,
Reg. S, 4.25%, 4/16/2039	950,000	1,017,683
4.25%, 4/16/2039 (b)	200,000	214,249
SM Energy Co.,
6.63%, 1/15/2027 (c)	130,000	127,771
Southern Gas Corridor CJSC,
Reg. S, 6.88%, 3/24/2026	2,000,000	2,368,480
6.88%, 3/24/2026 (b)	206,000	243,953
State Oil Co. of the Azerbaijan Republic,
Reg. S, 4.75%, 3/13/2023	500,000	525,500
Summit Midstream Holdings LLC,
5.50%, 8/15/2022 (c)	80,000	71,200
5.75%, 4/15/2025 (c)	365,000	278,769
Tallgrass Energy Partners LP,
5.50%, 1/15/2028 (b)	265,000	259,700
Targa Resources Partners LP,
4.25%, 11/15/2023	135,000	136,350
6.75%, 3/15/2024	164,000	169,945
5.13%, 2/1/2025	125,000	129,687
5.38%, 2/1/2027	33,000	34,237
6.50%, 7/15/2027 (b)	160,000	175,200
5.50%, 3/1/2030 (b)(c)	495,000	508,613
Transcanada Trust,
Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (c)(f)	2,515,000	2,706,894
Tullow Oil plc,
7.00%, 3/1/2025 (b)	200,000	168,364
Williams Cos., Inc. (The),
4.50%, 11/15/2023	2,000,000	2,141,925
WPX Energy, Inc.,
5.25%, 9/15/2024	125,000	132,812
5.75%, 6/1/2026	365,000	389,638

		75,990,451

Corporate Bonds (continued)

	Principal Amount	Value

Paper & Forest Products 0.0%†
Suzano Austria GmbH,
6.00%, 1/15/2029	$200,000	$225,500

Pharmaceuticals 0.8%
AstraZeneca plc,
2.38%, 6/12/2022	6,205,000	6,276,967
Bausch Health Americas, Inc.,
8.50%, 1/31/2027 (b)	145,000	165,126
Bausch Health Cos., Inc.,
6.50%, 3/15/2022 (b)	105,000	107,362
5.50%, 3/1/2023 (b)	5,000	5,025
5.88%, 5/15/2023 (b)	43,000	43,376
7.00%, 3/15/2024 (b)	120,000	124,800
6.13%, 4/15/2025 (b)(c)	625,000	645,769
5.50%, 11/1/2025 (b)	220,000	229,900
5.75%, 8/15/2027 (b)	40,000	43,400
Bristol-Myers Squibb Co.,
3.90%, 2/20/2028 (b)	6,010,000	6,625,310

		14,267,035

Professional Services 0.1%
ASGN, Inc.,
4.63%, 5/15/2028 (b)	845,000	868,559
Korn Ferry,
4.63%, 12/15/2027 (b)	145,000	145,725

		1,014,284

Real Estate Management & Development 0.0%†
Realogy Group LLC,
4.88%, 6/1/2023 (b)(c)	195,000	192,075
9.38%, 4/1/2027 (b)(c)	530,000	553,034

		745,109

Road & Rail 0.1%
AerCap Global Aviation Trust,
(ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (b)(f)	229,000	252,472
Avis Budget Car Rental LLC,
5.25%, 3/15/2025 (b)(c)	150,000	154,313
5.75%, 7/15/2027 (b)(c)	605,000	629,200
Hertz Corp. (The),
7.13%, 8/1/2026 (b)(c)	255,000	276,165
6.00%, 1/15/2028 (b)	835,000	835,000

		2,147,150

Semiconductors & Semiconductor Equipment 0.9%
Amkor Technology, Inc.,
6.63%, 9/15/2027 (b)(c)	445,000	490,056
Broadcom Corp.,
2.38%, 1/15/2020	7,420,000	7,420,331
Microchip Technology, Inc.,
3.92%, 6/1/2021	7,425,000	7,593,404

		15,503,791

Software 0.2%
j2 Cloud Services LLC,
6.00%, 7/15/2025 (b)	475,000	503,500
Oracle Corp.,
4.00%, 7/15/2046	910,000	1,012,981

18

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Software (continued)
Solera LLC,
10.50%, 3/1/2024 (b)	$420,000	$445,645
SS&C Technologies, Inc.,
5.50%, 9/30/2027 (b)	495,000	528,413

		2,490,539

Specialty Retail 0.2%
L Brands, Inc.,
5.25%, 2/1/2028 (c)	770,000	729,575
Penske Automotive Group, Inc.,
3.75%, 8/15/2020 (c)	220,000	222,200
5.75%, 10/1/2022 (c)	65,000	65,894
5.50%, 5/15/2026	205,000	214,737
Staples, Inc.,
7.50%, 4/15/2026 (b)	1,060,000	1,099,750
10.75%, 4/15/2027 (b)(c)	220,000	223,300

		2,555,456

Technology Hardware, Storage & Peripherals 1.9%
Apple, Inc.,
2.20%, 9/11/2029	1,950,000	1,913,391
4.65%, 2/23/2046	5,515,000	6,919,960
2.95%, 9/11/2049	4,550,000	4,411,641
Dell International LLC,
4.42%, 6/15/2021 (b)	10,510,000	10,815,963
5.45%, 6/15/2023 (b)	5,000,000	5,423,697
6.02%, 6/15/2026 (b)	1,845,000	2,123,964
Western Digital Corp.,
4.75%, 2/15/2026 (c)	665,000	693,263

		32,301,879

Textiles, Apparel & Luxury Goods 0.0%†
William Carter Co. (The),
5.63%, 3/15/2027 (b)	385,000	413,875

Tobacco 0.3%
Imperial Brands Finance plc,
3.88%, 7/26/2029 (b)	5,705,000	5,755,092

Trading Companies & Distributors 0.1%
Beacon Roofing Supply, Inc.,
4.88%, 11/1/2025 (b)(c)	590,000	592,950
United Rentals North America, Inc.,
5.50%, 5/15/2027	640,000	685,613

		1,278,563

Wireless Telecommunication Services 0.2%
Rogers Communications, Inc.,
3.70%, 11/15/2049	2,350,000	2,372,331
Sprint Corp.,
7.88%, 9/15/2023	245,000	270,316
7.13%, 6/15/2024 (c)	1,075,000	1,159,656
7.63%, 3/1/2026	190,000	209,532

		4,011,835

Total Corporate Bonds (cost $601,597,207)		633,412,857

Foreign Government Securities 2.3%

	Principal Amount	Value

ANGOLA 0.1%
Republic of Angola,
Reg. S, 8.25%, 5/9/2028	$200,000	$215,638
Reg. S, 9.38%, 5/8/2048	1,000,000	1,095,494
Reg. S, 9.13%, 11/26/2049	200,000	213,610

		1,524,742

ARGENTINA 0.1%
Republic of Argentina,
8.28%, 12/31/2033	1,780,588	1,099,531
3.75%, 12/31/2038 (d)	1,840,000	897,018

		1,996,549

ARMENIA 0.0%†
Republic of Armenia,
Reg. S, 3.95%, 9/26/2029	200,000	198,000

BELIZE 0.0%†
Belize Government Bond,
Reg. S, 4.94%, 2/20/2034 (d)	218,000	134,615

BERMUDA 0.0%†
Bermuda Government Bond,
Reg. S, 3.72%, 1/25/2027	200,000	210,002
Reg. S, 4.75%, 2/15/2029	472,000	532,770

		742,772

BRAZIL 0.0%†
Brazil Minas SPE via State of Minas Gerais,
Reg. S, 5.33%, 2/15/2028	360,000	385,924

COLOMBIA 0.1%
Republic of Colombia,
7.38%, 9/18/2037	132,000	187,440
6.13%, 1/18/2041	290,000	375,260
5.00%, 6/15/2045	410,000	476,215

		1,038,915

COSTA RICA 0.1%
Republic of Costa Rica,
Reg. S, 6.13%, 2/19/2031	205,000	218,069
Reg. S, 7.16%, 3/12/2045	700,000	745,500
7.16%, 3/12/2045 (b)	438,000	466,470

		1,430,039

DOMINICAN REPUBLIC 0.0%†
Dominican Republic Bond,
Reg. S, 7.45%, 4/30/2044	100,000	120,625
Reg. S, 6.85%, 1/27/2045	400,000	456,500
Reg. S, 6.40%, 6/5/2049 (c)	150,000	164,437

		741,562

ECUADOR 0.1%
Republic of Ecuador,
Reg. S, 9.63%, 6/2/2027	200,000	188,500
Reg. S, 7.88%, 1/23/2028	1,100,000	977,636
Reg. S, 9.50%, 3/27/2030	200,000	186,500

		1,352,636

19

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

EGYPT 0.1%
Arab Republic of Egypt,
Reg. S, 7.60%, 3/1/2029	$200,000	$218,666
Reg. S, 7.05%, 1/15/2032	200,000	209,544
Reg. S, 8.50%, 1/31/2047	400,000	443,752
Reg. S, 7.90%, 2/21/2048	430,000	450,768
Reg. S, 8.70%, 3/1/2049	600,000	670,200

		1,992,930

EL SALVADOR 0.0%†
Republic of El Salvador,
Reg. S, 7.75%, 1/24/2023	80,000	87,800
Reg. S, 8.63%, 2/28/2029	62,000	74,400
Reg. S, 7.12%, 1/20/2050	152,000	161,786

		323,986

GHANA 0.0%†
Republic of Ghana,
Reg. S, 10.75%, 10/14/2030	330,000	422,014
Reg. S, 8.95%, 3/26/2051	200,000	204,364

		626,378

INDONESIA 0.2%
Republic of Indonesia,
Reg. S, 8.50%, 10/12/2035	940,000	1,478,453
Reg. S, 7.75%, 1/17/2038	185,000	277,940
Reg. S, 5.25%, 1/17/2042	840,000	1,010,408

		2,766,801

IVORY COAST 0.2%
Republic of Cote d’Ivoire,
Reg. S, 5.75%, 12/31/2032 (d)	2,640,000	2,633,754

KENYA 0.0%†
Republic of Kenya,
Reg. S, 8.00%, 5/22/2032	400,000	435,160

MEXICO 0.1%
United Mexican States,
5.75%, 10/12/2110	1,052,000	1,244,516

MONGOLIA 0.1%
Development Bank of Mongolia LLC,
7.25%, 10/23/2023 (b)	200,000	211,690
Mongolia Government Bond,
Reg. S, 10.88%, 4/6/2021	200,000	217,900
Reg. S, 8.75%, 3/9/2024	650,000	738,360

		1,167,950

NIGERIA 0.1%
Federal Republic of Nigeria,
5.63%, 6/27/2022	200,000	207,944
Reg. S, 7.63%, 11/21/2025	400,000	441,280
Reg. S, 6.50%, 11/28/2027 (c)	200,000	204,044
Reg. S, 7.88%, 2/16/2032	400,000	414,730
Reg. S, 9.25%, 1/21/2049 (c)	570,000	636,337

		1,904,335

OMAN 0.0%†
Oman Government Bond,
Reg. S, 6.50%, 3/8/2047	200,000	197,750

Foreign Government Securities (continued)

	Principal Amount	Value

OMAN (continued)
Oman Government Bond, (continued)
Reg. S, 6.75%, 1/17/2048	$249,000	$250,100

		447,850

PANAMA 0.0%†
Republic of Panama,
8.88%, 9/30/2027	400,000	571,504

PARAGUAY 0.0%†
Republic of Paraguay,
Reg. S, 6.10%, 8/11/2044	200,000	245,300

QATAR 0.1%
Qatar Government Bond,
Reg. S, 4.00%, 3/14/2029	209,000	233,245
Reg. S, 4.82%, 3/14/2049	600,000	742,500

		975,745

RUSSIA 0.2%
Russian Federal Bond — OFZ,
Reg. S, 4.25%, 6/23/2027	1,800,000	1,964,063
Reg. S, 4.38%, 3/21/2029	600,000	666,900
Reg. S, 7.50%, 3/31/2030 (d)	13,001	14,786

		2,645,749

SENEGAL 0.0%†
Republic of Senegal,
Reg. S, 6.75%, 3/13/2048	400,000	402,132

SOUTH AFRICA 0.1%
Republic of South Africa,
4.67%, 1/17/2024	100,000	104,375
4.85%, 9/30/2029	200,000	200,000
5.88%, 6/22/2030 (c)	800,000	864,616
5.75%, 9/30/2049	200,000	194,784

		1,363,775

SRI LANKA 0.2%
Democratic Socialist Republic of Sri Lanka,
Reg. S, 5.88%, 7/25/2022	267,000	266,739
Reg. S, 6.85%, 11/3/2025	617,000	616,950
Reg. S, 6.20%, 5/11/2027	200,000	187,480
Reg. S, 6.75%, 4/18/2028	1,207,000	1,155,627
Reg. S, 7.85%, 3/14/2029	400,000	404,918

		2,631,714

TURKEY 0.1%
Export Credit Bank of Turkey,
Reg. S, 5.38%, 2/8/2021	200,000	203,000
5.38%, 10/24/2023 (b)	200,000	198,894
8.25%, 1/24/2024 (b)	200,000	217,480
Republic of Turkey,
6.25%, 9/26/2022	200,000	208,842
7.25%, 12/23/2023	450,000	486,884
5.60%, 11/14/2024	224,000	227,873
6.00%, 3/25/2027	520,000	526,805
5.13%, 2/17/2028	400,000	382,701

		2,452,479

20

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

UKRAINE 0.2%
Ukraine Government Bond,
Reg. S, 7.75%, 9/1/2025	$730,000	$796,614
Reg. S, 7.75%, 9/1/2026	460,000	502,767
Reg. S, 7.75%, 9/1/2027	410,000	448,777
Reg. S, 9.75%, 11/1/2028	1,200,000	1,458,000
0.00%, 5/31/2040 (a)(b)	228,000	218,025
Ukreximbank Via Biz Finance plc,
9.63%, 4/27/2022 (b)	100,000	104,746

		3,528,929

URUGUAY 0.0%†
Oriental Republic of Uruguay,
4.38%, 1/23/2031	44,000	49,192
5.10%, 6/18/2050	216,000	259,135

		308,327

UZBEKISTAN 0.1%
Republic of Uzbekistan,
Reg. S, 4.75%, 2/20/2024	200,000	212,216
Reg. S, 5.38%, 2/20/2029	600,000	666,173

		878,389

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.0%†
Bolivarian Republic of Venezuela,
Reg. S, 8.25%, 10/13/2024 (h)	542,900	62,433

Total Foreign Government Securities (cost $38,457,700)		39,155,890

Mortgage-Backed Securities 28.5%
FHLMC Gold Pool
Pool# G13072 5.00%, 4/1/2023	1,973	2,050
Pool# G13122 5.00%, 4/1/2023	876	910
Pool# G13225 5.00%, 6/1/2023	18,541	19,251
Pool# J08443 5.00%, 7/1/2023	8,755	9,048
Pool# A24611 4.50%, 6/1/2034	2,358	2,547
Pool# G08084 4.50%, 10/1/2035	22,738	24,665
Pool# G02379 6.00%, 10/1/2036	3,959	4,536
Pool# G02976 5.50%, 6/1/2037	12,823	14,408
Pool# G08204 5.50%, 6/1/2037	2,265	2,542
Pool# G08210 6.00%, 7/1/2037	29,627	33,983
Pool# A65518 6.00%, 9/1/2037	17,871	20,466
Pool# G03432 5.50%, 11/1/2037	16,270	18,289
Pool# A68546 5.50%, 11/1/2037	10,913	12,235
Pool# G03616 6.00%, 12/1/2037	6,629	7,606

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G03927 5.50%, 1/1/2038	$4,084	$4,587
Pool# G03964 5.50%, 2/1/2038	24,802	27,877
Pool# A72499 6.00%, 2/1/2038	4,089	4,662
Pool# A75432 5.50%, 3/1/2038	61,751	66,443
Pool# G08256 5.50%, 3/1/2038	3,201	3,592
Pool# G04156 6.00%, 3/1/2038	7,177	8,236
Pool# A76483 5.50%, 4/1/2038	69,080	77,501
Pool# G08263 5.50%, 4/1/2038	4,133	4,639
Pool# A76211 6.00%, 4/1/2038	966	1,076
Pool# A77057 5.50%, 5/1/2038	2,858	3,209
Pool# G04359 5.50%, 6/1/2038	84,801	95,235
Pool# A78624 5.50%, 6/1/2038	38,982	43,741
Pool# G04458 5.50%, 6/1/2038	21,125	23,724
Pool# A77648 5.50%, 6/1/2038	1,520	1,636
Pool# A78076 6.00%, 6/1/2038	21,640	24,134
Pool# A78454 6.00%, 6/1/2038	8,583	9,803
Pool# A79018 5.50%, 7/1/2038	25,770	28,909
Pool# G04471 5.50%, 7/1/2038	24,081	27,067
Pool# A82609 5.50%, 9/1/2038	14,066	15,134
Pool# A82093 5.50%, 9/1/2038	9,692	10,423
Pool# A81743 5.50%, 9/1/2038	2,396	2,576
Pool# G04847 5.50%, 10/1/2038	29,813	33,492
Pool# G05979 5.50%, 10/1/2038	6,582	7,393
Pool# A82703 5.50%, 10/1/2038	3,221	3,466
Pool# A82656 5.50%, 10/1/2038	2,312	2,580
Pool# A82787 5.50%, 11/1/2038	388,348	426,702
Pool# A82757 5.50%, 11/1/2038	89,611	96,263
Pool# A83032 5.50%, 11/1/2038	4,437	4,773
Pool# A83071 5.50%, 11/1/2038	2,195	2,360
Pool# A83066 5.50%, 11/1/2038	844	944
Pool# G05337 5.50%, 12/1/2038	113,138	126,912

21

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# A83596 5.50%, 12/1/2038	$21,911	$23,587
Pool# G08314 5.50%, 1/1/2039	12,415	13,913
Pool# G08331 4.50%, 2/1/2039	2,825	3,068
Pool# A84417 5.50%, 2/1/2039	17,712	19,077
Pool# G05300 5.50%, 2/1/2039	4,008	4,500
Pool# A84655 4.50%, 3/1/2039	187,448	203,472
Pool# G05841 5.50%, 4/1/2039	5,624	6,315
Pool# A86968 4.50%, 6/1/2039	13,261	14,405
Pool# G05472 4.50%, 6/1/2039	5,130	5,574
Pool# A89385 4.50%, 10/1/2039	6,272	6,811
Pool# G05684 5.50%, 10/1/2039	50,354	56,520
Pool# V80890 5.50%, 12/1/2039	196,521	218,869
Pool# G05813 6.00%, 12/1/2039	12,819	14,709
Pool# G05923 5.50%, 2/1/2040	31,651	35,536
Pool# G06031 5.50%, 3/1/2040	11,319	12,717
Pool# G05849 4.50%, 5/1/2040	361,396	392,717
Pool# A92764 5.50%, 6/1/2040	25,527	28,317
Pool# C03486 4.50%, 7/1/2040	4,154	4,513
Pool# G06412 5.50%, 7/1/2040	577,803	648,470
Pool# C03531 4.00%, 10/1/2040	764,739	820,671
Pool# A94833 4.00%, 11/1/2040	2,305,976	2,475,464
Pool# A95230 4.00%, 12/1/2040	876,051	940,218
Pool# A96634 4.50%, 2/1/2041	152,629	165,329
Pool# G08443 4.50%, 4/1/2041	525,104	570,569
Pool# A97942 4.50%, 4/1/2041	158,341	172,052
Pool# Q00876 4.50%, 5/1/2041	732,307	795,518
Pool# Q01198 5.50%, 6/1/2041	29,310	31,653
Pool# G06956 4.50%, 8/1/2041	659,417	716,461
Pool# Z40047 4.00%, 10/1/2041	198,105	212,575
Pool# Q06344 4.00%, 2/1/2042	1,928,626	2,067,472
Pool# G08479 3.50%, 3/1/2042	305,494	322,201

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# C03795 3.50%, 4/1/2042	$1,055,910	$1,113,714
Pool# Q08997 3.50%, 6/1/2042	600,510	633,383
Pool# Q09004 3.50%, 6/1/2042	454,257	479,125
Pool# C04008 4.00%, 6/1/2042	623,636	669,974
Pool# C09004 3.50%, 7/1/2042	703,363	742,722
Pool# G08500 3.50%, 7/1/2042	411,697	434,090
Pool# G07083 4.00%, 7/1/2042	294,707	318,242
Pool# Z40054 4.00%, 7/1/2042	257,971	276,826
Pool# Q09896 3.50%, 8/1/2042	366,466	386,529
Pool# Q11348 3.50%, 9/1/2042	1,244,666	1,312,816
Pool# Q11095 3.50%, 9/1/2042	308,625	325,483
Pool# Q12143 3.50%, 10/1/2042	203,408	214,545
Pool# G07155 4.00%, 10/1/2042	476,496	510,070
Pool# Q13765 4.00%, 12/1/2042	266,568	287,206
Pool# Q17389 3.50%, 4/1/2043	786,126	832,263
Pool# Q16893 3.50%, 4/1/2043	341,362	360,417
Pool# Q18305 3.50%, 5/1/2043	249,813	263,304
Pool# Q19476 3.50%, 6/1/2043	332,147	350,273
Pool# Q19480 4.00%, 6/1/2043	1,657,213	1,748,628
Pool# G07459 3.50%, 8/1/2043	761,878	803,581
Pool# G08541 3.50%, 8/1/2043	680,029	716,506
Pool# Q20857 3.50%, 8/1/2043	515,416	549,957
Pool# Q20860 3.50%, 8/1/2043	235,010	247,509
Pool# V80509 4.00%, 10/1/2043	296,199	316,436
Pool# G08558 4.00%, 11/1/2043	135,390	144,187
Pool# G08559 4.50%, 11/1/2043	735,832	795,810
Pool# G08582 4.00%, 4/1/2044	204,225	216,684
Pool# G08583 4.50%, 4/1/2044	277,573	298,714
Pool# Q26367 4.00%, 5/1/2044	138,779	148,564
Pool# G08596 4.50%, 7/1/2044	831,228	894,325
Pool# G07943 4.50%, 8/1/2044	7,563	8,137

22

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q29697 3.50%, 11/1/2044	$1,002,562	$1,056,720
Pool# Q45219 3.50%, 1/1/2045	1,100,635	1,151,354
Pool# G07961 3.50%, 3/1/2045	741,712	781,797
Pool# G08633 4.00%, 3/1/2045	2,195,489	2,328,003
Pool# Q32070 4.00%, 3/1/2045	633,162	671,354
Pool# G08636 3.50%, 4/1/2045	2,149,881	2,246,070
Pool# Q35164 4.00%, 5/1/2045	703,737	746,154
Pool# Q33869 4.00%, 6/1/2045	436,336	462,678
Pool# G08659 3.50%, 8/1/2045	2,077,283	2,170,079
Pool# V81992 4.00%, 10/1/2045	1,815,259	1,924,691
Pool# Q36814 4.00%, 10/1/2045	1,293,553	1,371,498
Pool# G08672 4.00%, 10/1/2045	957,107	1,014,878
Pool# G08676 3.50%, 11/1/2045	1,767,749	1,847,844
Pool# G08681 3.50%, 12/1/2045	779,220	814,528
Pool# Q38473 4.00%, 1/1/2046	1,362,288	1,444,465
Pool# Q38470 4.00%, 1/1/2046	683,595	719,440
Pool# V82196 4.50%, 1/1/2046	268,928	289,007
Pool# Q39644 3.50%, 3/1/2046	3,526,655	3,684,375
Pool# G08693 3.50%, 3/1/2046	1,004,792	1,049,676
Pool# Q39438 4.00%, 3/1/2046	1,138,624	1,206,145
Pool# G08699 4.00%, 3/1/2046	1,054,012	1,116,455
Pool# G08700 4.50%, 3/1/2046	348,105	369,437
Pool# G08702 3.50%, 4/1/2046	1,460,210	1,523,521
Pool# Q40718 3.50%, 5/1/2046	1,243,882	1,295,552
Pool# Q40375 3.50%, 5/1/2046	580,728	605,896
Pool# G08706 3.50%, 5/1/2046	519,052	541,308
Pool# G08708 4.50%, 5/1/2046	97,744	104,577
Pool# Q40728 4.50%, 5/1/2046	11,454	12,091
Pool# Q45458 4.00%, 8/1/2046	2,012,163	2,132,379
Pool# G08735 4.50%, 10/1/2046	310,000	328,598
Pool# G08744 4.50%, 12/1/2046	1,011,616	1,075,131

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q46279 3.50%, 2/1/2047	$2,197,851	$2,286,278
Pool# Q46251 4.00%, 2/1/2047	906,530	954,839
Pool# G08753 4.50%, 2/1/2047	286,760	303,487
Pool# G08762 4.00%, 5/1/2047	3,009,372	3,164,420
Pool# V83204 4.50%, 5/1/2047	702,918	744,055
Pool# G08767 4.00%, 6/1/2047	3,346,157	3,522,048
Pool# G08768 4.50%, 6/1/2047	707,034	750,865
Pool# G08770 3.50%, 7/1/2047	1,108,554	1,150,883
Pool# G08772 4.50%, 7/1/2047	28,183	29,838
Pool# Q50035 3.50%, 8/1/2047	2,312,822	2,402,235
Pool# G08774 3.50%, 8/1/2047	1,253,834	1,302,613
Pool# G08775 4.00%, 8/1/2047	2,833,508	2,980,838
Pool# G61228 4.00%, 8/1/2047	2,032,247	2,147,403
Pool# G08779 3.50%, 9/1/2047	1,756,618	1,826,071
Pool# Q51268 3.50%, 10/1/2047	2,782,638	2,891,062
Pool# G08785 4.00%, 10/1/2047	3,116,942	3,277,527
Pool# G61631 3.50%, 11/1/2047	3,633,896	3,784,678
Pool# Q52319 3.50%, 11/1/2047	1,862,764	1,939,682
Pool# G61467 4.00%, 11/1/2047	2,855,457	2,984,256
Pool# G08789 4.00%, 11/1/2047	1,954,877	2,057,765
Pool# G61281 3.50%, 1/1/2048	2,373,656	2,475,100
Pool# Q53535 3.50%, 1/1/2048	1,097,001	1,140,394
Pool# G08801 4.00%, 2/1/2048	2,061,228	2,163,857
Pool# Q54463 4.00%, 2/1/2048	1,721,660	1,820,899
Pool# G67710 3.50%, 3/1/2048	2,379,018	2,492,764
Pool# G08805 4.00%, 3/1/2048	816,328	859,299
Pool# G08814 4.00%, 5/1/2048	1,344,213	1,406,621
Pool# V84282 4.50%, 6/1/2048	80,586	85,124
Pool# G08824 4.00%, 7/1/2048	612,973	639,600
Pool# G08836 4.00%, 9/1/2048	2,788,013	2,905,477
Pool# G08842 4.00%, 10/1/2048	309,897	322,813

23

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G61840 4.00%, 12/1/2048	$1,225,199	$1,279,937
FHLMC UMBS Pool
Pool# ZA6388 4.50%, 2/1/2049	6,999,998	7,367,571
Pool# ZT1955 3.00%, 5/1/2049	2,262,588	2,297,564
Pool# ZT2090 3.00%, 6/1/2049	3,770,232	3,828,788
Pool# QA0192 3.50%, 6/1/2049	915,658	943,856
Pool# SD8004 3.00%, 8/1/2049	4,071,214	4,130,260
Pool# RA1313 3.00%, 8/1/2049	1,955,944	1,986,688
Pool# SD8010 3.00%, 9/1/2049	2,754,668	2,795,434
Pool# SD8016 3.00%, 10/1/2049	2,635,746	2,677,140
Pool# SD8024 3.00%, 11/1/2049	1,955,325	1,983,939
Pool# SD8030 3.00%, 12/1/2049	4,958,976	5,032,094
FNMA UMBS Pool
Pool# 745826 6.00%, 7/1/2036	3,163	3,528
Pool# 942052 6.00%, 7/1/2037	8,499	9,573
Pool# 944526 6.00%, 7/1/2037	4,894	5,408
Pool# 899598 6.00%, 7/1/2037	3,103	3,535
Pool# 936895 6.00%, 8/1/2037	842	842
Pool# 952276 6.00%, 9/1/2037	59,219	67,404
Pool# 955770 6.00%, 10/1/2037	3,062	3,482
Pool# 959983 6.00%, 11/1/2037	22,007	25,059
Pool# 956411 6.00%, 11/1/2037	8,552	9,468
Pool# 966419 6.00%, 12/1/2037	11,321	12,852
Pool# 929018 6.00%, 12/1/2037	4,408	4,900
Pool# 961348 6.00%, 1/1/2038	38,295	43,796
Pool# 965719 6.00%, 1/1/2038	3,089	3,426
Pool# 961992 6.00%, 3/1/2038	53,100	60,702
Pool# 973726 6.00%, 4/1/2038	31,490	35,420
Pool# 995048 5.50%, 5/1/2038	41,122	46,207
Pool# 970232 5.50%, 5/1/2038	3,246	3,488
Pool# 969268 5.50%, 5/1/2038	1,834	1,970
Pool# 889579 6.00%, 5/1/2038	27,897	31,986

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# 889509 6.00%, 5/1/2038	$18,688	$21,430
Pool# 985559 5.50%, 6/1/2038	18,892	20,886
Pool# 985731 5.50%, 6/1/2038	9,219	10,310
Pool# 929714 5.50%, 7/1/2038	145,924	163,811
Pool# 934333 5.50%, 7/1/2038	41,021	45,937
Pool# 963975 5.50%, 7/1/2038	28,886	32,364
Pool# 986999 5.50%, 7/1/2038	15,459	16,671
Pool# 929737 5.50%, 7/1/2038	885	992
Pool# 889962 5.50%, 8/1/2038	96,189	107,684
Pool# 929824 5.50%, 8/1/2038	17,576	19,622
Pool# 986062 5.50%, 8/1/2038	3,458	3,872
Pool# 925973 6.00%, 8/1/2038	5,415	5,974
Pool# 970650 5.50%, 10/1/2038	31,251	35,011
Pool# 992035 6.00%, 10/1/2038	5,241	5,815
Pool# 991002 6.00%, 10/1/2038	1,578	1,744
Pool# 995759 5.50%, 11/1/2038	161,428	181,113
Pool# 994637 5.50%, 11/1/2038	122,250	137,175
Pool# 985805 5.50%, 11/1/2038	56,600	63,459
Pool# 987994 5.50%, 11/1/2038	20,242	21,729
Pool# 970809 5.50%, 11/1/2038	9,037	10,067
Pool# 930253 5.50%, 12/1/2038	45,099	50,516
Pool# 970929 5.50%, 12/1/2038	30,257	33,884
Pool# 993055 5.50%, 12/1/2038	13,937	15,370
Pool# 991434 5.50%, 12/1/2038	13,676	15,332
Pool# 992944 5.50%, 12/1/2038	11,214	12,067
Pool# 992676 5.50%, 12/1/2038	10,286	11,056
Pool# 934249 5.50%, 12/1/2038	7,749	8,513
Pool# 993100 5.50%, 1/1/2039	10,651	11,915
Pool# AA0187 5.50%, 1/1/2039	8,583	9,227
Pool# AA0729 5.50%, 2/1/2039	195,964	218,872
Pool# AA1638 5.50%, 2/1/2039	11,575	12,443

24

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# 935063 5.50%, 4/1/2039	$47,045	$51,803
Pool# 995894 6.00%, 4/1/2039	108,979	124,971
Pool# 935075 6.00%, 4/1/2039	9,237	10,169
Pool# AC0017 5.50%, 9/1/2039	8,136	8,951
Pool# AD0638 6.00%, 9/1/2039	38,103	43,544
Pool# 190399 5.50%, 11/1/2039	4,731	5,308
Pool# MA0389 5.50%, 4/1/2040	21,456	23,993
Pool# 190404 4.50%, 5/1/2040	86,325	93,719
Pool# AL0015 5.50%, 5/1/2040	279,145	313,281
Pool# AB1316 5.50%, 5/1/2040	29,761	31,987
Pool# AB1389 4.50%, 8/1/2040	423,382	459,829
Pool# AE0691 4.50%, 10/1/2040	58,179	63,063
Pool# AH3952 4.00%, 1/1/2041	2,344,140	2,514,037
Pool# AH1560 4.00%, 1/1/2041	322,273	345,612
Pool# AE0725 4.50%, 1/1/2041	81,789	88,832
Pool# AL0791 4.00%, 2/1/2041	415,103	445,291
Pool# AE0984 4.50%, 2/1/2041	17,145	18,619
Pool# AH9471 4.50%, 4/1/2041	488,212	524,627
Pool# AH4038 4.50%, 4/1/2041	475,119	515,937
Pool# AI0213 4.50%, 4/1/2041	165,899	177,390
Pool# AI1193 4.50%, 4/1/2041	71,303	77,405
Pool# AI2468 4.50%, 5/1/2041	655,524	711,979
Pool# AI4211 4.50%, 6/1/2041	411,776	447,240
Pool# AI3506 4.50%, 6/1/2041	25,671	27,882
Pool# AI8194 4.50%, 8/1/2041	439,106	476,923
Pool# AB3505 4.00%, 9/1/2041	1,314,912	1,410,367
Pool# AJ1414 4.50%, 9/1/2041	207,786	226,168
Pool# AL1319 4.50%, 10/1/2041	112,456	122,130
Pool# AJ5269 4.00%, 11/1/2041	1,990,120	2,131,854
Pool# AJ9278 3.50%, 12/1/2041	689,902	727,234
Pool# AB4102 3.50%, 12/1/2041	266,232	280,555

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# AX5302 4.00%, 1/1/2042	$571,999	$613,145
Pool# AL4300 4.50%, 1/1/2042	273,529	297,022
Pool# AK2818 4.50%, 1/1/2042	179,512	191,973
Pool# AK2415 4.00%, 2/1/2042	638,026	683,070
Pool# AK4520 4.00%, 3/1/2042	294,105	314,794
Pool# AK6743 4.00%, 3/1/2042	116,231	124,486
Pool# AK6568 3.50%, 4/1/2042	1,106,682	1,166,536
Pool# AK6846 3.50%, 4/1/2042	679,657	716,437
Pool# AK9393 3.50%, 4/1/2042	627,189	660,972
Pool# AL4029 4.50%, 4/1/2042	257,570	279,611
Pool# AP7363 4.00%, 10/1/2042	2,283,918	2,443,362
Pool# AL3714 3.50%, 1/1/2043	1,091,609	1,150,667
Pool# AQ9328 3.50%, 1/1/2043	182,878	192,771
Pool# AB9046 3.50%, 4/1/2043	1,119,174	1,184,142
Pool# AT2021 3.50%, 4/1/2043	889,495	937,620
Pool# AT1001 3.50%, 4/1/2043	546,579	581,957
Pool# AB9374 3.50%, 5/1/2043	544,356	574,397
Pool# AT7207 3.50%, 6/1/2043	1,462,281	1,538,392
Pool# AB9864 3.50%, 7/1/2043	400,492	423,742
Pool# AS0212 3.50%, 8/1/2043	1,778,182	1,873,515
Pool# AS0210 3.50%, 8/1/2043	1,185,855	1,254,177
Pool# AU0949 3.50%, 8/1/2043	890,609	954,672
Pool# AU3742 3.50%, 8/1/2043	684,489	721,523
Pool# AS0225 4.00%, 8/1/2043	2,267,821	2,420,059
Pool# AU0993 4.50%, 8/1/2043	121,753	128,186
Pool# AU6857 4.00%, 9/1/2043	730,507	786,463
Pool# AS0531 4.00%, 9/1/2043	512,075	547,924
Pool# AS0358 4.00%, 9/1/2043	389,329	416,274
Pool# MA1600 3.50%, 10/1/2043	1,138,504	1,198,547
Pool# AS0657 4.00%, 10/1/2043	633,317	675,472
Pool# AU4386 4.00%, 10/1/2043	277,642	296,492

25

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# AU6939 4.50%, 10/1/2043	$178,105	$193,236
Pool# AU9522 4.50%, 10/1/2043	147,200	159,227
Pool# AU5057 4.00%, 11/1/2043	586,614	623,031
Pool# AS1042 4.00%, 11/1/2043	188,417	200,970
Pool# AV0691 4.00%, 12/1/2043	213,875	228,906
Pool# AV0664 4.50%, 12/1/2043	838,285	909,685
Pool# AS1559 4.00%, 1/1/2044	1,298,243	1,389,005
Pool# AS1764 4.00%, 2/1/2044	274,094	295,744
Pool# AW1847 4.50%, 4/1/2044	82,623	88,646
Pool# AS2322 4.50%, 4/1/2044	21,386	22,996
Pool# AS2276 4.50%, 4/1/2044	14,054	15,113
Pool# MA1926 4.50%, 6/1/2044	590,357	634,690
Pool# AW2478 4.50%, 6/1/2044	338,394	364,328
Pool# AW9189 4.50%, 7/1/2044	229,876	242,007
Pool# AL6223 4.50%, 8/1/2044	2,182,033	2,364,061
Pool# AX2491 4.00%, 10/1/2044	599,247	635,622
Pool# AS3656 4.50%, 10/1/2044	41,767	44,890
Pool# AL6432 4.00%, 1/1/2045	1,485,619	1,576,059
Pool# MA2145 4.00%, 1/1/2045	831,346	881,748
Pool# AL6520 4.00%, 2/1/2045	3,507,409	3,720,536
Pool# AZ1897 3.50%, 5/1/2045	699,723	730,768
Pool# AS5175 3.50%, 6/1/2045	1,290,610	1,359,767
Pool# AL9578 4.00%, 6/1/2045	962,296	1,028,891
Pool# AZ0862 3.50%, 7/1/2045	886,527	925,608
Pool# AZ7108 3.50%, 7/1/2045	348,783	363,779
Pool# AZ0869 4.00%, 7/1/2045	911,969	967,439
Pool# MA2415 4.00%, 10/1/2045	1,140,921	1,208,954
Pool# CA2929 3.50%, 12/1/2045	2,364,035	2,472,447
Pool# AS6400 4.00%, 12/1/2045	838,541	885,492
Pool# AS6464 3.50%, 1/1/2046	1,119,520	1,179,445
Pool# BA4782 4.00%, 1/1/2046	1,761,887	1,875,311

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# BC4114 3.50%, 2/1/2046	$2,980,673	$3,111,621
Pool# BC1105 3.50%, 2/1/2046	1,388,278	1,449,344
Pool# BC0300 3.50%, 3/1/2046	278,268	289,640
Pool# BC2495 4.00%, 3/1/2046	3,480,521	3,787,444
Pool# AS6795 4.00%, 3/1/2046	1,282,489	1,344,232
Pool# FM1370 3.00%, 4/1/2046	3,104,351	3,180,845
Pool# BC0793 3.50%, 4/1/2046	2,993,293	3,125,920
Pool# AS7248 4.00%, 5/1/2046	812,909	859,655
Pool# AS7401 4.00%, 6/1/2046	1,806,678	1,908,704
Pool# AS7580 3.00%, 7/1/2046	2,916,362	2,986,894
Pool# AS7558 4.00%, 7/1/2046	1,019,077	1,071,493
Pool# AS7801 3.50%, 8/1/2046	702,314	730,325
Pool# BM3932 3.50%, 10/1/2046	2,065,094	2,153,596
Pool# AS8143 4.00%, 10/1/2046	1,714,678	1,812,031
Pool# AS8144 4.00%, 10/1/2046	660,985	696,650
Pool# AS8157 4.50%, 10/1/2046	142,452	151,295
Pool# BM3803 3.50%, 11/1/2046	1,388,558	1,449,379
Pool# BE5067 3.50%, 11/1/2046	1,019,114	1,064,062
Pool# MA2836 4.50%, 12/1/2046	584,551	620,272
Pool# AS8659 4.00%, 1/1/2047	2,373,523	2,501,851
Pool# AS8661 4.00%, 1/1/2047	1,637,912	1,724,242
Pool# AS8699 4.00%, 1/1/2047	595,126	626,487
Pool# MA2872 4.50%, 1/1/2047	527,527	559,404
Pool# BE5475 3.50%, 2/1/2047	1,774,846	1,842,823
Pool# BM3688 3.50%, 2/1/2047	1,389,942	1,450,272
Pool# AS8807 3.50%, 2/1/2047	206,524	214,727
Pool# FM1000 3.00%, 4/1/2047	1,205,606	1,231,754
Pool# MA2959 3.50%, 4/1/2047	3,999,702	4,157,430
Pool# BM5784 3.50%, 5/1/2047	2,932,236	3,051,058
Pool# BM5347 3.50%, 5/1/2047	946,868	984,643
Pool# BM5348 3.50%, 5/1/2047	725,254	753,697

26

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# BE3619 4.00%, 5/1/2047	$3,719,442	$3,912,209
Pool# MA2995 4.00%, 5/1/2047	344,606	362,570
Pool# AS9829 3.50%, 6/1/2047	1,322,597	1,372,902
Pool# AS9831 4.00%, 6/1/2047	5,974,634	6,275,568
Pool# BE3702 4.00%, 6/1/2047	1,734,670	1,829,269
Pool# MA3057 3.50%, 7/1/2047	4,384,660	4,547,795
Pool# BE3767 3.50%, 7/1/2047	1,910,735	1,983,708
Pool# BM1538 4.00%, 7/1/2047	2,910,384	3,061,094
Pool# CA0062 4.00%, 7/1/2047	1,527,830	1,608,109
Pool# AS9975 4.00%, 7/1/2047	1,349,709	1,411,970
Pool# MA3058 4.00%, 7/1/2047	1,316,624	1,378,529
Pool# MA3087 3.50%, 8/1/2047	3,085,464	3,203,052
Pool# CA0237 4.00%, 8/1/2047	3,302,341	3,480,054
Pool# MA3088 4.00%, 8/1/2047	3,070,538	3,228,076
Pool# MA3120 3.50%, 9/1/2047	602,875	626,380
Pool# BH4019 4.00%, 9/1/2047	3,430,987	3,603,308
Pool# MA3121 4.00%, 9/1/2047	1,582,101	1,662,290
Pool# MA3149 4.00%, 10/1/2047	1,955,255	2,055,171
Pool# BH9360 4.00%, 10/1/2047	1,086,227	1,145,794
Pool# MA3183 4.00%, 11/1/2047	2,562,929	2,694,677
Pool# FM1467 3.00%, 12/1/2047	1,584,217	1,625,154
Pool# MA3210 3.50%, 12/1/2047	3,430,366	3,566,235
Pool# BJ1662 3.50%, 12/1/2047	568,153	587,966
Pool# BM2005 4.00%, 12/1/2047	1,954,061	2,052,549
Pool# MA3211 4.00%, 12/1/2047	421,876	442,710
Pool# BM3392 4.00%, 1/1/2048	2,790,841	2,932,027
Pool# BJ8783 3.50%, 2/1/2048	1,968,393	2,041,092
Pool# BJ0648 3.50%, 3/1/2048	1,477,088	1,533,148
Pool# BJ0650 3.50%, 3/1/2048	1,473,439	1,531,904
Pool# BM3590 3.50%, 3/1/2048	1,421,476	1,487,205
Pool# BM3900 4.00%, 4/1/2048	1,370,950	1,439,215

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA UMBS Pool (continued)
Pool# CA1551 4.00%, 4/1/2048	$942,727	$987,215
Pool# CA1710 4.50%, 5/1/2048	1,856,160	1,957,024
Pool# CA2057 4.50%, 7/1/2048	562,851	594,630
Pool# MA3466 3.50%, 9/1/2048	2,714,345	2,798,211
Pool# BM4991 4.00%, 9/1/2048	2,261,580	2,350,431
Pool# BM2007 4.00%, 9/1/2048	1,209,237	1,258,456
Pool# FM1239 3.50%, 11/1/2048	2,815,171	2,913,824
Pool# BN1603 5.00%, 11/1/2048	117,961	126,116
Pool# BM5793 3.00%, 4/1/2049	3,542,068	3,594,383
Pool# MA3663 3.50%, 5/1/2049	1,759,535	1,808,476
Pool# MA3686 3.50%, 6/1/2049	2,204,490	2,265,977
Pool# FM1299 3.00%, 7/1/2049	3,214,161	3,263,400
Pool# MA3691 3.00%, 7/1/2049	127,694	129,597
Pool# MA3692 3.50%, 7/1/2049	3,583,123	3,683,100
Pool# CA4358 3.50%, 7/1/2049	2,425,901	2,493,073
Pool# MA3744 3.00%, 8/1/2049	4,211,314	4,276,739
Pool# MA3745 3.50%, 8/1/2049	9,301,351	9,564,508
Pool# MA3774 3.00%, 9/1/2049	5,878,926	5,963,990
Pool# BO2201 3.00%, 9/1/2049	4,927,183	5,004,629
Pool# MA3775 3.50%, 9/1/2049	4,481,287	4,609,578
Pool# MA3802 3.00%, 10/1/2049	5,590,378	5,672,188
Pool# MA3803 3.50%, 10/1/2049	3,899,041	4,012,936
Pool# MA3804 4.00%, 10/1/2049	3,265,134	3,409,086
Pool# MA3834 3.00%, 11/1/2049	7,051,034	7,153,061
Pool# MA3835 3.50%, 11/1/2049	3,930,674	4,050,314
Pool# MA3871 3.00%, 12/1/2049	4,946,481	5,018,055
Pool# MA3905 3.00%, 1/1/2050	2,140,000	2,170,648
FNMA/FHLMC UMBS, 30 Year, Single Family TBA
3.00%, 1/25/2047	6,275,000	6,364,224
3.50%, 1/25/2050	3,305,000	3,399,890
GNMA I Pool
Pool# 618988 6.00%, 6/15/2034	10,711	11,793
Pool# 689575 6.50%, 7/15/2038	9,534	10,640

27

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool
Pool# MA0699 3.50%, 1/20/2043	$1,075,830	$1,132,913
Pool# MA0783 3.50%, 2/20/2043	1,337,964	1,407,033
Pool# MA2679 4.00%, 3/20/2045	23,636	25,035
Pool# MA2892 3.50%, 6/20/2045	93,417	97,396
Pool# MA3035 4.00%, 8/20/2045	48,653	51,468
Pool# MA3106 4.00%, 9/20/2045	1,320,595	1,389,533
Pool# MA3245 4.00%, 11/20/2045	1,372,832	1,446,381
Pool# MA3663 3.50%, 5/20/2046	1,167,917	1,216,830
Pool# MA3803 3.50%, 7/20/2046	569,337	591,425
Pool# MA4262 3.50%, 2/20/2047	50,196	52,149
Pool# MA4510 3.50%, 6/20/2047	2,134,344	2,207,018
Pool# MA4586 3.50%, 7/20/2047	3,132,585	3,254,275
Pool# MA4652 3.50%, 8/20/2047	2,204,685	2,290,324
Pool# MA4778 3.50%, 10/20/2047	1,624,872	1,679,947
Pool# MA4900 3.50%, 12/20/2047	2,580,928	2,681,090
Pool# MA6039 3.50%, 7/20/2049	2,091,441	2,156,894
Pool# MA6218 3.00%, 10/20/2049	801,292	823,674
Pool# MA6283 3.00%, 11/20/2049	3,940,782	4,050,857
Pool# MA6338 3.00%, 12/20/2049	1,275,000	1,310,478
GNMA TBA
3.00%, 1/15/2047	9,930,000	10,201,911

Total Mortgage-Backed Securities (cost $474,239,000)		481,658,432

Supranational 0.0%†
African Export-Import Bank (The), 3.99%, 9/21/2029(b)	200,000	202,816
Banque Ouest Africaine de Developpement 5.00%, 7/27/2027	200,000	211,980
4.70%, 10/22/2031(b)	200,000	203,048
Eastern & Southern African Trade & Development Bank, 4.88%, 5/23/2024	200,000	208,208

Total Supranational (cost $816,973)		826,052

U.S. Government Agency Securities 1.2%

	Principal Amount	Value

FHLB, 5.50%, 7/15/2036	$7,955,000	$11,182,066
FNMA, 5.63%, 7/15/2037(c)	3,060,000	4,477,772
Tennessee Valley Authority, 5.25%, 9/15/2039	3,000,000	4,134,798

Total U.S. Government Agency Securities (cost $18,403,029)		19,794,636

U.S. Treasury Obligations 4.5%
U.S. Treasury Bonds
2.75%, 8/15/2042 (c)	19,095,000	20,435,380
3.00%, 11/15/2045	2,515,000	2,820,140
U.S. Treasury Inflation Linked Bonds
2.13%, 2/15/2040 (i)	10,655,000	16,580,992
1.38%, 2/15/2044 (i)	17,065,000	22,220,654
U.S. Treasury Notes
2.25%, 4/15/2022	10,000,000	10,146,875
1.50%, 10/31/2024 (c)	4,150,000	4,115,471

Total U.S. Treasury Obligations (cost $74,661,416)		76,319,512

Short-Term Investment 0.3%
U.S. Treasury Obligation 0.3%
U.S. Treasury Bills, 1.52%, 5/28/2020 (j)	4,500,000	4,471,790

Total Short-Term Investment (cost $4,472,028)		4,471,790

Repurchase Agreements 2.8%
Bank of America NA 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $1,765,769, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $1,800,927. (k)(l)	1,765,614	1,765,614
BofA Securities, Inc. 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $6,006,875, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $6,120,000. (k)(l)	6,000,000	6,000,000
Citigroup Global Markets Ltd. 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $7,500,709, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $7,650,000. (k)(l)	7,500,000	7,500,000

28

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Deutsche Bank Securities, Inc. 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $4,064,484, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $4,080,000. (k)(l)(m)	$4,000,000	$4,000,000
NatWest Markets Securities, Inc. 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $15,004,609, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $15,301,337. (k)(l)	15,000,000	15,000,000
Nomura Securities International, Inc. 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $5,000,431, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $5,100,000. (k)(l)	5,000,000	5,000,000
Pershing LLC 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $8,000,738, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $8,160,005. (k)(l)	8,000,000	8,000,000

Total Repurchase Agreements (cost $47,265,614)		47,265,614

Total Investments (cost $1,703,217,211) — 103.8%		1,752,148,975

Liabilities in excess of other assets — (3.8)%		(63,929,403)

NET ASSETS — 100.0%		$1,688,219,572

†	Amount rounds to less than 0.1%.

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2019.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $279,539,305 which represents 16.56% of net assets.

(c)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $78,123,308, which was collateralized by cash used to purchase repurchase agreements with a total value of $47,265,614 and by $33,286,977 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from 1/16/2020 - 11/15/2049, a total value of $80,552,591.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2019.

(e)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date reflects the next call date.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.

(g)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(h)	Security in default.

(i)	Principal amounts are not adjusted for inflation.

(j)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(k)

Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $47,265,614.

(l)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(m)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

CLO	Collateralized Loan Obligations

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the

29

Statement of Investments (Continued)

December 31, 2019

NVIT Core Plus Bond Fund (Continued)

Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SOFR	Secured Overnight Financing Rate

TBA	To Be Announced; Security is subject to delayed delivery

UMBS	Uniform Mortgage-Backed Securities

Currency:

USD	United States Dollar

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
Foreign Exchange AUD/USD	8	3/2020	USD	563,040	16,728
Foreign Exchange EUR/USD	47	3/2020	USD	6,628,175	69,428
Foreign Exchange ZAR/USD	4	3/2020	USD	141,750	8,134
U.S. Treasury 2 Year Note	339	3/2020	USD	73,054,500	(50,362)
U.S. Treasury 5 Year Note	483	3/2020	USD	57,288,328	(2,573)
U.S. Treasury 10 Year Note	282	3/2020	USD	36,214,969	(196,091)
U.S. Treasury Long Bond	111	3/2020	USD	17,305,594	(353,768)
U.S. Treasury Ultra Bond	144	3/2020	USD	26,158,500	(736,035)

					(1,244,539)

Short Contracts
30 Day Federal Funds	(1)	2/2020	USD	(410,200)	(2,567)
U.S. Treasury 10 Year Ultra Bond	(239)	3/2020	USD	(33,628,047)	62,977

					60,410

					(1,184,129)

Currency:

AUD	Australian Dollar
EUR	Euro
USD	United States Dollar
ZAR	South Africa Rand

The accompanying notes are an integral part of these financial statements.

30

Statement of Assets and Liabilities

December 31, 2019

NVIT Core Plus Bond Fund
Assets:
Investment securities, at value* (cost $1,655,951,597)	$1,704,883,361
Repurchase agreement, at value (cost $47,265,614)	47,265,614
Cash	9,877,636
Foreign currencies, at value (cost $95,623)	99,214
Interest receivable	11,197,580
Security lending income receivable	8,679
Receivable for investments sold	3,472,990
Receivable for capital shares issued	33,978
Reclaims receivable	21,223
Prepaid expenses	2,616

Total Assets	1,776,862,891

Liabilities:
Payable for investments purchased	39,451,526
Payable for capital shares redeemed	912,812
Payable for variation margin on futures contracts	204,511
Payable upon return of securities loaned (Note 2)	47,265,614
Accrued expenses and other payables:
Investment advisory fees	630,122
Fund administration fees	70,132
Distribution fees	16,560
Administrative servicing fees	11,251
Accounting and transfer agent fees	8,307
Trustee fees	54
Custodian fees	29,989
Compliance program costs (Note 3)	1,662
Professional fees	34,962
Printing fees	5,717
Other	100

Total Liabilities	88,643,319

Net Assets	$1,688,219,572

Represented by:
Capital	$1,648,630,456
Total distributable earnings (loss)	39,589,116

Net Assets	$1,688,219,572

31

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT Core Plus Bond Fund
Net Assets:
Class I Shares	$9,073,143
Class II Shares	79,673,654
Class Y Shares	1,599,472,775

Total	$1,688,219,572

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	787,679
Class II Shares	6,922,500
Class Y Shares	138,399,000

Total	146,109,179

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.52
Class II Shares	$11.51
Class Y Shares	$11.56

*	Includes value of securities on loan of $78,123,308 (Note 2).

The accompanying notes are an integral part of these financial statements.

32

Statement of Operations

For the Year Ended December 31, 2019

NVIT Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$57,539,997
Income from securities lending (Note 2)	126,872

Total Income	57,666,869

EXPENSES:
Investment advisory fees	7,425,695
Fund administration fees	511,933
Distribution fees Class II Shares	190,413
Administrative servicing fees Class I Shares	11,092
Administrative servicing fees Class II Shares	114,248
Professional fees	112,416
Printing fees	15,192
Trustee fees	60,358
Custodian fees	72,246
Accounting and transfer agent fees	50,608
Compliance program costs (Note 3)	7,190
Other	38,792

Total Expenses	8,610,183

NET INVESTMENT INCOME	49,056,686

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	38,825,927
Expiration or closing of futures contracts (Note 2)	(836,495)
Foreign currency transactions (Note 2)	(60,921)

Net realized gains	37,928,511

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	76,523,924
Futures contracts (Note 2)	(3,254,548)
Translation of assets and liabilities denominated in foreign currencies	85,925

Net change in unrealized appreciation/depreciation	73,355,301

Net realized/unrealized gains	111,283,812

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$160,340,498

The accompanying notes are an integral part of these financial statements.

33

Statements of Changes in Net Assets

	NVIT Core Plus Bond Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$49,056,686	$52,362,208
Net realized gains (losses)	37,928,511	(24,958,242)
Net change in unrealized appreciation/depreciation	73,355,301	(49,547,666)

Change in net assets resulting from operations	160,340,498	(22,143,700)

Distributions to Shareholders From:
Distributable earnings:
Class I	(274,969)	(183,554)
Class II	(2,196,372)	(1,901,236)
Class Y	(51,799,609)	(46,958,027)

Change in net assets from shareholder distributions	(54,270,950)	(49,042,817)

Change in net assets from capital transactions	(100,697,025)	(124,359,845)

Change in net assets	5,372,523	(195,546,362)

Net Assets:
Beginning of year	1,682,847,049	1,878,393,411

End of year	$1,688,219,572	$1,682,847,049

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,772,647	$2,300,337
Dividends reinvested	274,969	183,554
Cost of shares redeemed	(1,974,594)	(2,703,943)

Total Class I Shares	2,073,022	(220,052)

Class II Shares
Proceeds from shares issued	18,292,036	8,421,151
Dividends reinvested	2,196,372	1,901,236
Cost of shares redeemed	(21,325,003)	(11,547,333)

Total Class II Shares	(836,595)	(1,224,946)

Class Y Shares
Proceeds from shares issued	89,005,954	43,969,265
Dividends reinvested	51,799,609	46,958,027
Cost of shares redeemed	(242,739,015)	(213,842,139)

Total Class Y Shares	(101,933,452)	(122,914,847)

Change in net assets from capital transactions	$(100,697,025)	$(124,359,845)

34

Statements of Changes in Net Assets (Continued)

	NVIT Core Plus Bond Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS:
Class I Shares
Issued	325,009	207,834
Reinvested	23,827	17,044
Redeemed	(171,158)	(245,142)

Total Class I Shares	177,678	(20,264)

Class II Shares
Issued	1,600,131	763,074
Reinvested	190,242	176,693
Redeemed	(1,879,561)	(1,049,999)

Total Class II Shares	(89,188)	(110,232)

Class Y Shares
Issued	7,581,357	3,964,540
Reinvested	4,471,558	4,347,995
Redeemed	(21,151,950)	(19,406,826)

Total Class Y Shares	(9,099,035)	(11,094,291)

Total change in shares	(9,010,545)	(11,224,787)

The accompanying notes are an integral part of these financial statements.

35

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2019	$10.82	0.32	0.75	1.07	(0.37)	–	(0.37)	$11.52	9.89%		$9,073,143	0.65%	2.78%	0.65%	173.78%
Year Ended December 31, 2018	$11.26	0.31	(0.45)	(0.14)	(0.30)	–	(0.30)	$10.82	(1.20%	)	$6,599,863	0.64%	2.78%	0.64%	214.05%
Year Ended December 31, 2017	$11.12	0.26	0.18	0.44	(0.30)	–	(0.30)	$11.26	3.94%		$7,097,850	0.64%	2.27%	0.64%	230.72%
Year Ended December 31, 2016	$11.11	0.26	0.16	0.42	(0.36)	(0.05)	(0.41)	$11.12	3.70%		$6,202,205	0.64%	2.26%	0.64%	217.66%
Year Ended December 31, 2015	$11.45	0.25	(0.29)	(0.04)	(0.21)	(0.09)	(0.30)	$11.11	(0.32%	)	$5,892,000	0.64%	2.19%	0.64%	219.93%

Class II Shares
Year Ended December 31, 2019	$10.81	0.29	0.75	1.04	(0.34)	–	(0.34)	$11.51	9.59%		$79,673,654	0.90%	2.55%	0.90%	173.78%
Year Ended December 31, 2018	$11.25	0.28	(0.45)	(0.17)	(0.27)	–	(0.27)	$10.81	(1.45%	)	$75,781,777	0.89%	2.53%	0.89%	214.05%
Year Ended December 31, 2017	$11.10	0.23	0.19	0.42	(0.27)	–	(0.27)	$11.25	3.77%		$80,120,548	0.89%	2.02%	0.89%	230.72%
Year Ended December 31, 2016	$11.10	0.23	0.15	0.38	(0.33)	(0.05)	(0.38)	$11.10	3.34%		$81,580,753	0.89%	2.02%	0.89%	217.66%
Year Ended December 31, 2015	$11.43	0.22	(0.28)	(0.06)	(0.18)	(0.09)	(0.27)	$11.10	(0.52%	)	$79,751,703	0.89%	1.94%	0.89%	219.93%

Class Y Shares
Year Ended December 31, 2019	$10.85	0.34	0.75	1.09	(0.38)	–	(0.38)	$11.56	10.08%		$1,599,472,775	0.50%	2.96%	0.50%	173.78%
Year Ended December 31, 2018	$11.29	0.32	(0.44)	(0.12)	(0.32)	–	(0.32)	$10.85	(1.05%	)	$1,600,465,409	0.49%	2.93%	0.49%	214.05%
Year Ended December 31, 2017	$11.15	0.28	0.17	0.45	(0.31)	–	(0.31)	$11.29	4.08%		$1,791,175,013	0.49%	2.42%	0.49%	230.72%
Year Ended December 31, 2016	$11.14	0.28	0.15	0.43	(0.37)	(0.05)	(0.42)	$11.15	3.84%		$1,688,703,398	0.49%	2.42%	0.49%	217.66%
Year Ended December 31, 2015	$11.48	0.27	(0.29)	(0.02)	(0.23)	(0.09)	(0.32)	$11.14	(0.19%	)	$1,728,693,574	0.49%	2.34%	0.49%	219.93%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

36

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Plus Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

37

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

38

Notes to Financial Statements (Continued)

December 31, 2019

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

39

Notes to Financial Statements (Continued)

December 31, 2019

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$89,143,167	$—	$89,143,167
Collateralized Mortgage Obligations	—	173,106,593	—	173,106,593
Commercial Mortgage-Backed Securities	—	186,994,432	—	186,994,432
Corporate Bonds	—	633,412,857	—	633,412,857
Foreign Government Securities	—	39,155,890	—	39,155,890
Futures Contracts	157,267	—	—	157,267
Mortgage-Backed Securities	—	481,658,432	—	481,658,432
Repurchase Agreements	—	47,265,614	—	47,265,614
Short-Term Investment	—	4,471,790	—	4,471,790
Supranational	—	826,052	—	826,052
U.S. Government Agency Securities	—	19,794,636	—	19,794,636
U.S. Treasury Obligations	—	76,319,512	—	76,319,512
Total Assets	$157,267	$1,752,148,975	$—	$1,752,306,242
Liabilities:
Futures Contracts	$(1,341,396)	$—	$—	$(1,341,396)
Total Liabilities	$(1,341,396)	$—	$—	$(1,341,396)
Total	$(1,184,129)	$1,752,148,975	$—	$1,750,964,846

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to changes in the level of interest rates and to manage currency risk. Futures contracts are contracts for

40

Notes to Financial Statements (Continued)

December 31, 2019

delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy. A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Currency risk	Payable for variation margin on futures contracts	$94,290
Interest rate risk	Payable for variation margin on futures contracts	62,977
Total		$157,267
Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Interest rate risk	Payable for variation margin on futures contracts	$(1,341,396)
Total		$(1,341,396)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

41

Notes to Financial Statements (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Currency risk	$(342,339)
Interest rate risk	(494,156)
Total	$(836,495)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Currency risk	$73,479
Interest rate risk	(3,328,027)
Total	$(3,254,548)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019.

Futures Contracts:
Average Notional Balance Long	$206,083,100
Average Notional Balance Short	$95,687,838

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(e)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

42

Notes to Financial Statements (Continued)

December 31, 2019

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $47,265,614, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements

43

Notes to Financial Statements (Continued)

December 31, 2019

(“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

44

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$1,765,614	$—	$1,765,614	$(1,765,614)	$—
BofA Securities, Inc.	6,000,000	—	6,000,000	(6,000,000)	—
Citigroup Global Markets Ltd.	7,500,000	—	7,500,000	(7,500,000)	—
Deutsche Bank Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
NatWest Markets Securities, Inc.	15,000,000	—	15,000,000	(15,000,000)	—
Nomura Securities International, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Pershing LLC	8,000,000	—	8,000,000	(8,000,000)	—
Total	$47,265,614	$—	$47,265,614	$(47,265,614)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of

45

Notes to Financial Statements (Continued)

December 31, 2019

investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to foreign currency gain/loss, paydown reclasses and investment in interest only securities. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$152,669	$(152,669)

(i)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

46

Notes to Financial Statements (Continued)

December 31, 2019

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Investment Advisers, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.45%
$1 billion up to $1.5 billion	0.44%
$1.5 billion and more	0.43%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.44%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.55% for all share classes until April 30, 2020.

47

Notes to Financial Statements (Continued)

December 31, 2019

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $511,933 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $7,190.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide

48

Notes to Financial Statements (Continued)

December 31, 2019

administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $125,340.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $2,970,561,675 and sales of $3,131,967,802 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2019, the Fund had purchases of $1,068,542,279 and sales of $1,255,041,794 of U.S. Government securities (excluding short-term securities).

49

Notes to Financial Statements (Continued)

December 31, 2019

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

50

Notes to Financial Statements (Continued)

December 31, 2019

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be

51

Notes to Financial Statements (Continued)

December 31, 2019

adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced by $152,669 and unrealized appreciation of investments was increased by $152,669, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$54,270,950	$—	$54,270,950	$—	$54,270,950

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

52

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$49,042,817	$—	$49,042,817	$—	$49,042,817

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Other Gains and Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$4,191,634	$—	$4,191,634	$(6,895,850)	$146,210	$42,147,122	$39,589,116

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,707,344,447	$49,028,435	$(5,408,036)	$43,620,399

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $6,895,850 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

During the year ended December 31, 2019, the Fund had capital loss carryforwards that were utilized of $29,013,892 and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

53

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Core Plus Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

54

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

55

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

56

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

57

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted

that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

58

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

59

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

60

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

61

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

62

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

63

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

64

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

65

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

66

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

67

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

68

Annual Report

December 31, 2019

Nationwide Variable Insurance Trust

NVIT GS International Equity Insights Fund

NVIT GS Large Cap Equity Insights Fund

NVIT GS Small Cap Equity Insights Fund

NVIT U.S. 130/30 Equity Fund

AR-40ACT-2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s website at sec.gov. Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

Fund Commentary	NVIT GS International Equity Insights Fund

For the period from the Fund’s inception on November 14, 2019, through December 31, 2019, the NVIT GS International Equity Insights Fund (Class Y) returned 3.00% versus 3.46% for its benchmark, the MSCI EAFE® Index. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Please note that the Fund has slightly more than two months of performance history, so the following commentary provides limited insight.

In the fourth quarter of 2019, European markets rallied as Eurostat data showed that monthly Euro area industrial production grew in September at a rate above consensus expectations. Additionally, UK Prime Minister Boris Johnson’s Brexit deal was passed, increasing the chances of meeting its January 2020 deadline. This boosted investor confidence and buoyed equities.

Japanese equities gained moderately in December as the Bank of Japan decided to keep monetary policy unchanged, which was in line with broader expectations. Equities were also boosted by improved relations with South Korea and Japan, as the neighbors held formal discussions aimed at easing ongoing trade tensions between the two nations. Investor sentiment was boosted by a breakthrough in trade-related discussions between the United States and China, as the countries reached a phase-one trade agreement in December.

The Fund slightly underperformed its benchmark for the reporting period. stock selection strategy detracted from Fund performance for the period, while our country selection strategy contributed to Fund returns.

Among sectors, holdings within the Consumer Staples sector were the top detractors to Fund performance, especially an overweight position in the Food & Staples Retailing industry. Holdings in the Information Technology sector were the second largest detractors, especially an overweight position in the IT Services industry. Holdings in the Financials sector were also among the top detractors, especially an underweight position in the Banks industry.

Conversely, holdings within the Industrials sector contributed most positively to Fund performance, especially an underweight position in the Road & Rail industry. Holdings in the Real Estate sector were the second largest contributors, especially an underweight position in the Equity Real Estate Investment Trust industry. Holdings in the Energy sector were also among the top positive contributors, especially an underweight position in the Oil, Gas & Consumable Fuels industry.

At an individual stock level, our overweight position in Nikon Corp was the largest detractor from relative Fund returns. Overweight positions in Compass Group PLC and Azimut Holding SpA were also among the top detractors during the period.

Meanwhile, our overweight position in London Stock Exchange Group PLC was the largest positive contributor to relative Fund returns. An overweight position in Orsted A/S and an underweight position in BP PLC were also among the top positive contributors during the period.

Among countries, our overweight position in Italy was the largest detractor from relative returns. An underweight position in Spain and an overweight position in Germany were also among the top detractors during the period. Meanwhile, our underweight position in the UK was among the largest positive contributors to relative returns. Overweight position in Denmark and an underweight position in Australia were also among the top positive contributors during the period.

The Fund invested in futures contracts to reduce active risk of the Fund’s portfolio relative to its benchmark and to more efficiently manage the portfolio. These futures contracts had minimal impact on Fund performance.

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Osman Ali, CFA; Len Ioffe, CFA; James Park; and Takashi Suwabe

Fund Commentary (cont.)	NVIT GS International Equity Insights Fund

The Fund is subject to the risks of investing in equity securities, including mid-cap companies. Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund’s investment strategy may involve high portfolio turnover, which may result in higher levels of transaction costs paid by the Fund and greater tax liabilities for shareholders. The Fund may experience adverse effects when certain large shareholders, such as other mutual funds, purchase or redeem large amounts of shares of a Fund. These transactions may increase transaction costs to the Fund and lead to an increase in the Fund’s expense ratio. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	NVIT GS International Equity Insights Fund

Asset Allocation1

Common Stocks	98.9%
Repurchase Agreements	0.4%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries2

Pharmaceuticals	10.9%
Insurance	8.3%
Banks	6.1%
Household Durables	4.7%
IT Services	4.7%
Capital Markets	3.8%
Metals & Mining	3.8%
Food & Staples Retailing	3.5%
Oil, Gas & Consumable Fuels	3.0%
Food Products	2.8%
Other Industries#	48.4%
100.0%

Top Holdings2

Roche Holding AG	2.1%
Novartis AG (Registered)	1.9%
Novo Nordisk A/S, Class B	1.5%
Sanofi	1.5%
AIA Group Ltd.	1.4%
Sony Corp.	1.1%
BNP Paribas SA	1.1%
BHP Group Ltd.	1.1%
Schneider Electric SE	1.1%
Prudential plc	1.0%
Other Holdings#	86.2%
100.0%

Top Countries2

Japan	23.5%
United Kingdom	12.3%
France	12.0%
Switzerland	9.3%
Germany	8.0%
Australia	7.6%
Italy	4.7%
Netherlands	4.3%
Denmark	3.3%
Sweden	3.2%
Other Countries#	11.8%
100.0%

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

Fund Performance	NVIT GS International Equity Insights Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

Inception[2],*
Class Y	3.00%
MSCI EAFE® Index	3.46%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of November 14, 2019.

Fund Performance (cont.)	NVIT GS International Equity Insights Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT GS International Equity Insights Fund from inception through 12/31/19 versus the MSCI EAFE® Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	NVIT GS International Equity Insights Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 15, 2019, commencement of operations) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 15, 2019, commencement of operations through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 15, 2019, commencement of operations through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT GS International Equity Insights Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class Y Shares	Actual	(b)	1,000.00	1,031.00	0.98	0.75
	Hypothetical	(c)(d)	1,000.00	1,021.42	3.82	0.75

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 15, 2019 through December 31, 2019 to reflect the period from commencement of operations.

(c)	Represents the hypothetical 5% return before expenses.

(d)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

Statement of Investments

December 31, 2019

NVIT GS International Equity Insights Fund

Common Stocks 98.9%

	Shares	Value

AUSTRALIA 7.5%
Aerospace & Defense 0.0%†
Austal Ltd.	288,669	$776,872

Airlines 0.5%
Qantas Airways Ltd.	1,754,675	8,766,555

Banks 0.0%†
Commonwealth Bank of Australia	8,349	469,371

Capital Markets 0.7%
ASX Ltd.	75,493	4,163,402
Magellan Financial Group Ltd.	190,927	7,661,357

		11,824,759

Commercial Services & Supplies 0.2%
Brambles Ltd.	375,745	3,097,099

Equity Real Estate Investment Trusts (REITs) 0.5%
Charter Hall Group	433,217	3,373,703
Goodman Group	544,840	5,121,597

		8,495,300

Food & Staples Retailing 1.0%
Coles Group Ltd.	410,304	4,285,323
Woolworths Group Ltd.	519,558	13,219,948

		17,505,271

Metals & Mining 3.3%
BHP Group Ltd.	667,209	18,275,129
BHP Group plc	707,768	16,717,436
Newcrest Mining Ltd.	80,075	1,695,069
Rio Tinto Ltd.	192,221	13,594,244
Rio Tinto plc, ADR (a)	69,938	4,151,520

		54,433,398

Multiline Retail 0.6%
Wesfarmers Ltd.	326,053	9,499,190

Oil, Gas & Consumable Fuels 0.7%
Oil Search Ltd.	67,454	344,106
Santos Ltd.	710,126	4,087,104
Woodside Petroleum Ltd.	287,579	6,954,643

		11,385,853

		126,253,668

AUSTRIA 0.3%
Semiconductors & Semiconductor Equipment 0.3%
ams AG*	112,199	4,562,197

BELGIUM 1.4%
Biotechnology 0.7%
Galapagos NV*	54,201	11,281,531

Diversified Financial Services 0.0%†
KBC Ancora	15,570	782,870

Insurance 0.1%
Ageas	24,311	1,438,216

Pharmaceuticals 0.6%
UCB SA	119,989	9,547,692

Semiconductors & Semiconductor Equipment 0.0%†
Melexis NV	9,243	696,465

		23,746,774

Common Stocks (continued)

	Shares	Value

CAMBODIA 0.1%
Hotels, Restaurants & Leisure 0.1%
NagaCorp Ltd.	1,376,000	$2,402,388

CHINA 0.1%
Gas Utilities 0.1%
ENN Energy Holdings Ltd.	229,500	2,509,275

DENMARK 3.3%
Electric Utilities 0.8%
Orsted A/S Reg. S (b)	135,136	14,000,820

Electrical Equipment 0.8%
Vestas Wind Systems A/S	130,689	13,212,169

Pharmaceuticals 1.7%
H Lundbeck A/S	84,674	3,245,751
Novo Nordisk A/S, Class B	424,023	24,593,197

		27,838,948

		55,051,937

FAROE ISLANDS 0.0%†
Food Products 0.0%†
Bakkafrost P/F	6,215	460,167

FINLAND 1.2%
Chemicals 0.0%†
Kemira OYJ	19,918	296,180

Oil, Gas & Consumable Fuels 0.4%
Neste OYJ	179,657	6,251,352

Paper & Forest Products 0.8%
Metsa Board OYJ	427,386	2,872,447
UPM-Kymmene OYJ	294,572	10,209,118

		13,081,565

		19,629,097

FRANCE 11.9%
Aerospace & Defense 1.9%
Airbus SE	117,189	17,193,702
Safran SA	99,874	15,481,904

		32,675,606

Airlines 0.1%
Air France-KLM* (a)	78,122	869,699

Auto Components 0.3%
Valeo SA	138,790	4,914,181

Banks 1.1%
BNP Paribas SA	309,908	18,447,957

Chemicals 0.7%
Air Liquide SA	41,119	5,844,104
Arkema SA	53,351	5,690,717

		11,534,821

Construction & Engineering 0.2%
Eiffage SA	35,938	4,118,092

Electrical Equipment 1.8%
Legrand SA	153,350	12,512,333
Schneider Electric SE	170,726	17,562,263

		30,074,596

Statement of Investments (Continued)

December 31, 2019

NVIT GS International Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Equity Real Estate Investment Trusts (REITs) 0.8%
Gecina SA	35,248	$6,318,095
Klepierre SA	174,828	6,645,681

		12,963,776

Food Products 0.1%
Danone SA	25,930	2,152,284

Insurance 0.1%
CNP Assurances	58,996	1,175,429

IT Services 1.4%
Atos SE	135,155	11,300,547
Capgemini SE	103,673	12,699,668

		24,000,215

Life Sciences Tools & Services 0.2%
Sartorius Stedim Biotech	17,815	2,953,866

Machinery 0.0%†
Alstom SA	10,542	499,407

Media 0.7%
Publicis Groupe SA	251,979	11,409,268

Oil, Gas & Consumable Fuels 0.8%
TOTAL SA	240,690	13,301,072

Pharmaceuticals 1.4%
Sanofi	241,093	24,214,702

Trading Companies & Distributors 0.3%
Rexel SA	391,098	5,208,419

		200,513,390

GERMANY 8.0%
Aerospace & Defense 0.7%
MTU Aero Engines AG	39,311	11,225,513

Air Freight & Logistics 0.3%
Deutsche Post AG (Registered)	150,307	5,738,657

Airlines 0.6%
Deutsche Lufthansa AG (Registered)	566,619	10,427,391

Auto Components 1.2%
Continental AG	51,680	6,711,085
ElringKlinger AG*	51,395	473,011
Hella GmbH & Co. KGaA	105,579	5,843,475
SAF-Holland SA	115,916	961,406
Schaeffler AG (Preference)	668,723	7,260,737

		21,249,714

Capital Markets 0.4%
Deutsche Boerse AG	37,809	5,946,153
DWS Group GmbH & Co. KGaA Reg. S (b)	8,475	301,290

		6,247,443

Chemicals 0.5%
BASF SE	4,211	319,348
Covestro AG Reg. S (b)	180,246	8,378,908

		8,698,256

Construction Materials 0.6%
HeidelbergCement AG	128,988	9,401,960

Health Care Providers & Services 0.9%
Fresenius Medical Care AG & Co. KGaA	168,252	12,478,903
Fresenius SE & Co. KGaA	54,120	3,054,865

		15,533,768

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Household Products 0.0%†
Henkel AG & Co. KGaA	1,845	$173,728

Independent Power and Renewable Electricity Producers 0.3%
Uniper SE	145,621	4,819,738

Industrial Conglomerates 0.4%
Rheinmetall AG	42,776	4,919,069
Siemens AG (Registered)	13,025	1,702,627

		6,621,696

Insurance 1.1%
Allianz SE (Registered)	5,060	1,240,767
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	56,336	16,619,935

		17,860,702

IT Services 0.0%†
CANCOM SE	9,852	583,044

Machinery 0.2%
Deutz AG	296,780	1,855,163
Jungheinrich AG (Preference)	66,571	1,614,567

		3,469,730

Software 0.1%
SAP SE	9,137	1,231,392
Software AG	9,452	330,973

		1,562,365

Textiles, Apparel & Luxury Goods 0.1%
HUGO BOSS AG	22,171	1,075,771

Thrifts & Mortgage Finance 0.0%†
Aareal Bank AG	7,034	238,687

Trading Companies & Distributors 0.5%
Brenntag AG	114,215	6,210,337
Kloeckner & Co. SE	253,159	1,783,079

		7,993,416

Transportation Infrastructure 0.1%
Fraport AG Frankfurt Airport Services Worldwide	14,949	1,270,591

		134,192,170

HONG KONG 3.0%
Food Products 0.7%
WH Group Ltd. Reg. S (b)	10,553,500	10,934,962

Gas Utilities 0.0%†
Hong Kong & China Gas Co. Ltd.	192,000	375,144

Insurance 1.3%
AIA Group Ltd.	2,150,800	22,629,976

Real Estate Management & Development 1.0%
CK Asset Holdings Ltd.	521,500	3,779,490
Sun Hung Kai Properties Ltd.	679,500	10,423,005
Wheelock & Co. Ltd.	341,000	2,273,999

		16,476,494

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	144,000	425,708

		50,842,284

Statement of Investments (Continued)

December 31, 2019

NVIT GS International Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

ITALY 4.7%
Automobiles 0.1%
Ferrari NV	8,670	$1,438,065

Banks 1.8%
FinecoBank Banca Fineco SpA	62,133	745,795
Intesa Sanpaolo SpA	6,224,326	16,408,152
Mediobanca Banca di Credito Finanziario SpA	978,611	10,779,359

		27,933,306

Capital Markets 0.7%
Azimut Holding SpA	408,643	9,761,181
Banca Generali SpA	77,610	2,520,653

		12,281,834

Construction Materials 0.1%
Buzzi Unicem SpA	52,992	1,335,498

Diversified Financial Services 0.3%
Banca Mediolanum SpA	559,431	5,561,747

Electrical Equipment 0.1%
Prysmian SpA	50,007	1,205,040

Hotels, Restaurants & Leisure 0.0%†
Gamenet Group SpA Reg. S (b)	46,523	679,465

Independent Power and Renewable Electricity Producers 0.0%†
Falck Renewables SpA	61,521	328,671

Insurance 1.6%
Assicurazioni Generali SpA	642,710	13,267,567
Poste Italiane SpA Reg. S (b)	951,149	10,795,199
Societa Cattolica di Assicurazioni SC	194,958	1,591,020
Unipol Gruppo SpA	227,828	1,306,091

		26,959,877

IT Services 0.0%†
Reply SpA	3,256	253,697

Machinery 0.0%†
Biesse SpA	22,178	369,747

		78,346,947

JAPAN 23.4%
Auto Components 0.2%
Aisin Seiki Co. Ltd.	71,300	2,637,033
Exedy Corp.	25,100	566,430
Tokai Rika Co. Ltd.	26,900	523,655

		3,727,118

Automobiles 0.7%
Honda Motor Co. Ltd.	376,900	10,631,289
Mazda Motor Corp.	60,800	517,472
Yamaha Motor Co. Ltd.	37,900	757,592

		11,906,353

Banks 0.8%
Mizuho Financial Group, Inc.	9,159,000	14,086,194

Beverages 0.3%
Suntory Beverage & Food Ltd.	102,700	4,294,762

Building Products 0.8%
AGC, Inc.	171,100	6,105,363
LIXIL Group Corp.	442,800	7,631,553

		13,736,916

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Chemicals 0.1%
Nitto Denko Corp.	19,100	$1,071,606
Shin-Etsu Polymer Co. Ltd.	52,000	527,327

		1,598,933

Commercial Services & Supplies 1.9%
Dai Nippon Printing Co. Ltd.	363,500	9,865,332
Sato Holdings Corp.	14,700	460,329
Secom Co. Ltd.	138,900	12,395,582
Toppan Printing Co. Ltd.	427,700	8,817,187

		31,538,430

Construction & Engineering 0.0%†
Taikisha Ltd.	6,500	230,228

Construction Materials 0.1%
Sumitomo Osaka Cement Co. Ltd.	39,600	1,725,922

Containers & Packaging 0.0%†
Rengo Co. Ltd.	72,000	548,316

Distributors 0.0%†
Doshisha Co. Ltd.	26,200	434,251

Diversified Consumer Services 0.0%†
Take And Give Needs Co. Ltd.	23,100	263,462

Diversified Financial Services 0.1%
ORIX Corp.	111,200	1,850,965

Diversified Telecommunication Services 0.2%
Vision, Inc.*	172,900	2,863,403

Electric Utilities 0.2%
Chubu Electric Power Co., Inc.	133,000	1,875,999
Okinawa Electric Power Co., Inc. (The)	47,900	901,109
Tohoku Electric Power Co., Inc.	53,400	528,159

		3,305,267

Electrical Equipment 0.1%
Ushio, Inc.	95,200	1,419,282

Electronic Equipment, Instruments & Components 0.6%
ESPEC Corp.	18,300	374,712
Ibiden Co. Ltd.	59,400	1,409,248
Kyocera Corp.	18,900	1,287,969
Macnica Fuji Electronics Holdings, Inc.	41,900	723,117
Nichicon Corp.	17,000	176,889
TDK Corp.	50,600	5,687,130

		9,659,065

Entertainment 0.1%
Konami Holdings Corp.	37,600	1,550,387

Food & Staples Retailing 1.6%
Ain Holdings, Inc.	9,000	573,876
Cawachi Ltd.	29,500	596,786
Create SD Holdings Co. Ltd.	24,900	636,156
Matsumotokiyoshi Holdings Co. Ltd. (a)	203,600	7,934,807
Qol Holdings Co. Ltd.	37,000	516,032
Seven & i Holdings Co. Ltd.	188,800	6,907,957
Sugi Holdings Co. Ltd.	21,300	1,123,279
Sundrug Co. Ltd.	103,200	3,729,627
Welcia Holdings Co. Ltd.	81,300	5,178,649

		27,197,169

Statement of Investments (Continued)

December 31, 2019

NVIT GS International Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Food Products 0.3%
Fuji Oil Holdings, Inc. (a)	95,900	$2,586,526
Nisshin Oillio Group Ltd. (The)	50,700	1,751,454

		4,337,980

Health Care Equipment & Supplies 0.8%
Hoya Corp.	65,200	6,225,305
Olympus Corp.	417,200	6,424,531

		12,649,836

Household Durables 2.3%
Casio Computer Co. Ltd.	404,600	8,130,377
Nikon Corp.	750,700	9,175,915
Panasonic Corp.	65,400	613,408
Sekisui Chemical Co. Ltd.	117,100	2,026,973
Sony Corp.	276,400	18,813,660
Starts Corp., Inc.	6,800	173,137

		38,933,470

Industrial Conglomerates 0.5%
Toshiba Corp.	268,300	9,089,567

Interactive Media & Services 0.2%
Z Holdings Corp.	635,300	2,661,717

IT Services 3.2%
DTS Corp.	74,500	1,732,128
Fujitsu Ltd.	132,200	12,474,778
Ines Corp.	24,900	310,702
JBCC Holdings, Inc.	31,300	536,226
NET One Systems Co. Ltd.	158,000	4,059,354
Nomura Research Institute Ltd.	193,800	4,169,753
NS Solutions Corp.	57,400	1,886,554
NTT Data Corp.	798,600	10,675,761
Obic Co. Ltd.	9,400	1,269,775
Otsuka Corp.	98,700	3,942,034
SCSK Corp.	19,100	996,018
TIS, Inc.	159,100	9,404,621
TKC Corp.	8,700	414,112
Transcosmos, Inc.	42,200	1,150,269
Zuken, Inc.	22,900	521,690

		53,543,775

Leisure Products 0.0%†
Furyu Corp.	28,600	281,953
Sankyo Co. Ltd.	9,400	311,564

		593,517

Life Sciences Tools & Services 0.1%
EPS Holdings, Inc.	44,700	568,721
Shin Nippon Biomedical Laboratories Ltd.*	75,900	439,407

		1,008,128

Machinery 0.1%
NGK Insulators Ltd.	29,700	515,209
Noritake Co. Ltd.	12,300	525,541

		1,040,750

Marine 0.6%
Nippon Yusen KK	569,300	10,256,938

Media 0.4%
Dentsu Group, Inc.	192,800	6,638,746

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Metals & Mining 0.1%
Mitsubishi Materials Corp.	31,800	$862,251
Nippon Light Metal Holdings Co. Ltd.	460,000	988,608

		1,850,859

Oil, Gas & Consumable Fuels 0.0%†
Inpex Corp.	41,300	430,819

Paper & Forest Products 0.5%
Nippon Paper Industries Co. Ltd. (a)	222,400	3,753,819
Oji Holdings Corp.	754,100	4,069,933

		7,823,752

Personal Products 0.0%†
Kobayashi Pharmaceutical Co. Ltd.	3,400	287,914

Pharmaceuticals 3.0%
Astellas Pharma, Inc.	804,900	13,749,229
Eisai Co. Ltd.	126,100	9,392,154
Ono Pharmaceutical Co. Ltd.	111,500	2,546,214
Otsuka Holdings Co. Ltd.	270,600	12,034,182
Santen Pharmaceutical Co. Ltd.	156,300	2,980,161
Shionogi & Co. Ltd.	151,400	9,353,976
Sumitomo Dainippon Pharma Co. Ltd.	16,100	314,108

		50,370,024

Real Estate Management & Development 0.9%
Daiwa House Industry Co. Ltd.	391,400	12,126,167
Open House Co. Ltd.	99,000	2,833,428

		14,959,595

Road & Rail 0.1%
Nikkon Holdings Co. Ltd.	18,200	454,227
Seino Holdings Co. Ltd.	34,300	462,585

		916,812

Semiconductors & Semiconductor Equipment 0.9%
Mimasu Semiconductor Industry Co. Ltd.	12,600	252,146
Sanken Electric Co. Ltd. (a)	15,300	471,560
SCREEN Holdings Co. Ltd.	145,600	9,964,774
Tokyo Seimitsu Co. Ltd.	90,700	3,546,745
Yamaichi Electronics Co. Ltd.	105,800	1,643,116

		15,878,341

Software 0.1%
Fuji Soft, Inc.	23,800	922,864

Specialty Retail 0.4%
Autobacs Seven Co. Ltd.	87,500	1,379,118
DCM Holdings Co. Ltd. (a)	85,700	834,353
EDION Corp.	40,700	451,268
Yamada Denki Co. Ltd.	902,000	4,774,249

		7,438,988

Technology Hardware, Storage & Peripherals 0.7%
FUJIFILM Holdings Corp.	257,100	12,259,048

Thrifts & Mortgage Finance 0.0%†
Aruhi Corp. (a)	9,700	199,457

Trading Companies & Distributors 0.2%
Inaba Denki Sangyo Co. Ltd.	10,000	253,816
Kanamoto Co. Ltd.	37,600	968,108
Nagase & Co. Ltd.	77,100	1,143,789
Toyota Tsusho Corp.	23,200	813,176

		3,178,889

Statement of Investments (Continued)

December 31, 2019

NVIT GS International Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Wireless Telecommunication Services 0.2%
KDDI Corp.	30,400	$904,394
SoftBank Group Corp.	47,000	2,046,216

		2,950,610

		392,158,819

LUXEMBOURG 0.0%†
Energy Equipment & Services 0.0%†
Tenaris SA	50,345	569,360

NETHERLANDS 4.3%
Biotechnology 0.1%
Pharming Group NV*	961,227	1,694,195

Chemicals 0.8%
Akzo Nobel NV	132,284	13,487,440

Food & Staples Retailing 0.8%
Koninklijke Ahold Delhaize NV	532,495	13,345,320

Insurance 0.3%
NN Group NV	113,510	4,316,227

Oil, Gas & Consumable Fuels 1.1%
Royal Dutch Shell plc, Class A	348,664	10,271,371
Royal Dutch Shell plc, Class B, ADR (a)	142,720	8,558,918

		18,830,289

Professional Services 0.6%
Randstad NV	174,525	10,687,516

Semiconductors & Semiconductor Equipment 0.6%
ASML Holding NV	18,397	5,478,814
NXP Semiconductors NV	32,438	4,128,060

		9,606,874

		71,967,861

NEW ZEALAND 0.1%
Health Care Equipment & Supplies 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	41,785	627,028

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	160,034	538,919

		1,165,947

NORWAY 1.0%
Banks 0.7%
DNB ASA	614,890	11,523,020
SpareBank 1 SR-Bank ASA	52,095	593,387

		12,116,407

Food Products 0.1%
Leroy Seafood Group ASA	125,226	832,662
Salmar ASA	21,067	1,079,808

		1,912,470

IT Services 0.0%†
Atea ASA*	14,937	219,486

Marine 0.1%
Golden Ocean Group Ltd.	226,367	1,313,898

Multiline Retail 0.0%†
Europris ASA Reg. S (b)	124,632	489,795

Common Stocks (continued)

	Shares	Value

NORWAY (continued)
Real Estate Management & Development 0.0%†
Entra ASA Reg. S (b)	15,961	$263,791

Semiconductors & Semiconductor Equipment 0.1%
Nordic Semiconductor ASA* (a)	183,403	1,163,633

		17,479,480

PORTUGAL 0.2%
Media 0.0%†
NOS SGPS SA	119,621	644,571

Paper & Forest Products 0.2%
Altri SGPS SA	337,558	2,154,821
Navigator Co. SA (The)*	58,881	237,277

		2,392,098

		3,036,669

SINGAPORE 1.2%
Banks 0.7%
DBS Group Holdings Ltd.	681,200	13,130,304

Food Products 0.5%
Golden Agri-Resources Ltd.	2,836,400	496,378
Wilmar International Ltd.	2,321,700	7,120,587

		7,616,965

		20,747,269

SPAIN 2.2%
Banks 0.8%
Banco Bilbao Vizcaya Argentaria SA	466,085	2,626,603
Banco Santander SA	2,626,110	11,088,542

		13,715,145

Diversified Telecommunication Services 1.0%
Telefonica SA	2,259,059	15,789,139

Electric Utilities 0.1%
Iberdrola SA	211,370	2,176,908

Food Products 0.1%
Viscofan SA	25,859	1,367,661

Metals & Mining 0.1%
Acerinox SA	82,789	935,453

Oil, Gas & Consumable Fuels 0.0%†
Repsol SA	33,200	520,820

Professional Services 0.0%†
Applus Services SA	20,209	258,851

Transportation Infrastructure 0.1%
Aena SME SA Reg. S (b)	7,060	1,354,673

		36,118,650

SWEDEN 3.2%
Auto Components 0.3%
Dometic Group AB (b)	455,414	4,592,518

Containers & Packaging 0.0%†
BillerudKorsnas AB	33,656	397,395

Hotels, Restaurants & Leisure 0.1%
Betsson AB*	183,047	854,191
NetEnt AB*	168,042	464,608

		1,318,799

Statement of Investments (Continued)

December 31, 2019

NVIT GS International Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Household Products 0.8%
Essity AB, Class B	404,622	$13,044,243

Machinery 1.7%
Sandvik AB	666,257	13,021,762
SKF AB, Class B	28,141	570,136
Volvo AB, Class B	921,084	15,457,162

		29,049,060

Metals & Mining 0.2%
Boliden AB*	114,531	3,046,369

Paper & Forest Products 0.0%†
Holmen AB, Class B	22,733	692,945

Real Estate Management & Development 0.1%
Dios Fastigheter AB	67,991	623,099
Kungsleden AB	35,062	368,424

		991,523

		53,132,852

SWITZERLAND 9.3%
Capital Markets 0.9%
UBS Group AG (Registered)*	1,240,464	15,655,714

Construction Materials 0.1%
LafargeHolcim Ltd. (Registered)*	27,864	1,545,108

Electronic Equipment, Instruments & Components 0.2%
Landis+Gyr Group AG*	38,699	4,029,849

Food Products 1.0%
Chocoladefabriken Lindt & Spruengli AG	81	628,797
Nestle SA (Registered)	153,222	16,599,542

		17,228,339

Health Care Equipment & Supplies 0.4%
Sonova Holding AG (Registered)	27,614	6,317,692

Insurance 1.6%
Swiss Life Holding AG (Registered)	24,025	12,053,371
Zurich Insurance Group AG	35,303	14,479,177

		26,532,548

Pharmaceuticals 4.1%
Novartis AG (Registered)	340,176	32,229,080
Roche Holding AG	107,902	34,988,091

		67,217,171

Professional Services 0.4%
Adecco Group AG (Registered)	104,181	6,586,335

Transportation Infrastructure 0.6%
Flughafen Zurich AG (Registered)	56,222	10,262,557

		155,375,313

UNITED KINGDOM 12.2%
Airlines 0.0%†
Dart Group plc	35,191	789,246

Automobiles 0.8%
Fiat Chrysler Automobiles NV	853,749	12,644,221

Banks 0.2%
HSBC Holdings plc	78,808	618,891
Lloyds Banking Group plc	3,976,766	3,319,119

		3,938,010

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Beverages 0.7%
Diageo plc	273,473	$11,524,062

Capital Markets 1.1%
Brewin Dolphin Holdings plc	107,364	532,053
London Stock Exchange Group plc	152,336	15,735,112
Man Group plc	758,709	1,590,301

		17,857,466

Communications Equipment 0.1%
Spirent Communications plc	270,012	898,923

Distributors 0.1%
Inchcape plc	229,511	2,146,021

Diversified Financial Services 0.1%
M&G plc*	566,398	1,782,106

Diversified Telecommunication Services 0.7%
BT Group plc	4,501,454	11,536,381

Electric Utilities 0.3%
SSE plc	305,963	5,862,230

Electronic Equipment, Instruments & Components 0.0%†
Halma plc	23,071	647,687

Equity Real Estate Investment Trusts (REITs) 0.2%
Great Portland Estates plc	317,867	3,625,426
UNITE Group plc (The)	27,824	465,304

		4,090,730

Food & Staples Retailing 0.1%
Tesco plc	353,839	1,198,636

Hotels, Restaurants & Leisure 0.5%
Compass Group plc	244,568	6,126,639
Playtech plc	284,515	1,498,403

		7,625,042

Household Durables 2.3%
Barratt Developments plc	1,027,336	10,183,058
Bovis Homes Group plc	258,144	4,675,301
Persimmon plc	269,924	9,723,771
Redrow plc	511,089	5,049,788
Taylor Wimpey plc	4,272,392	11,056,892

		40,688,810

Household Products 0.2%
Reckitt Benckiser Group plc	44,872	3,643,876

Independent Power and Renewable Electricity Producers 0.1%
Drax Group plc	352,037	1,462,544

Insurance 2.2%
Aviva plc	2,459,928	13,722,887
Legal & General Group plc	1,326,692	5,344,936
Prudential plc	904,799	17,409,634

		36,477,457

Machinery 0.2%
Bodycote plc	149,383	1,887,303
Rotork plc	145,124	645,429

		2,532,732

Multi-Utilities 0.2%
National Grid plc	247,287	3,107,640

Statement of Investments (Continued)

December 31, 2019

NVIT GS International Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Paper & Forest Products 0.2%
Mondi plc	144,368	$3,408,032

Personal Products 0.4%
Unilever plc, ADR (a)	116,073	6,635,893

Professional Services 0.3%
RELX plc	217,725	5,492,588

Semiconductors & Semiconductor Equipment 0.6%
Dialog Semiconductor plc*	199,028	10,084,269

Software 0.1%
Sage Group plc (The)	124,401	1,236,099

Specialty Retail 0.3%
JD Sports Fashion plc	378,528	4,227,848

Tobacco 0.2%
British American Tobacco plc	53,377	2,274,140
Imperial Brands plc	53,727	1,331,272

		3,605,412

		205,143,961

UNITED STATES 0.3%
Construction Materials 0.2%
James Hardie Industries plc CHDI	130,554	2,559,552

Hotels, Restaurants & Leisure 0.1%
Carnival plc, ADR (a)	47,880	2,305,901

		4,865,453

Total Common Stocks (cost $1,613,692,609)		1,660,271,928

Repurchase Agreements 0.4%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $5,295,879, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $5,401,325. (c)(d)	$5,295,417	5,295,417
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $1,001,146, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $1,020,000. (c)(d)	1,000,000	1,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $1,000,094, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $1,020,000. (c)(d)	$1,000,000	$1,000,000

Total Repurchase Agreements (cost $7,295,417)		7,295,417

Total Investments (cost $1,620,988,026) — 99.3%		1,667,567,345

Other assets in excess of liabilities — 0.7%		11,513,246

NET ASSETS — 100.0%		$1,679,080,591

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $8,426,868, which was collateralized by cash used to purchase repurchase agreements with a total value of $7,295,417 and by $1,362,117 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 1/16/2020 - 5/15/2048, a total value of $8,657,534.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $51,791,421 which represents 3.08% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $7,295,417.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Statement of Investments (Continued)

December 31, 2019

NVIT GS International Equity Insights Fund (Continued)

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2019

NVIT GS International Equity Insights Fund
Assets:
Investment securities, at value* (cost $1,613,692,609)	$1,660,271,928
Repurchase agreement, at value (cost $7,295,417)	7,295,417
Cash	5,493,453
Foreign currencies, at value (cost $13,783,246)	14,054,232
Interest and dividends receivable	1,168,255
Security lending income receivable	10,002
Receivable for capital shares issued	26,518
Reclaims receivable	9,023
Due from broker	8,587

Total Assets	1,688,337,415

Liabilities:
Payable for capital shares redeemed	894,273
Payable upon return of securities loaned (Note 2)	7,295,417
Accrued expenses and other payables:
Investment advisory fees	1,008,802
Fund administration fees	30,685
Accounting and transfer agent fees	654
Trustee fees	6,054
Custodian fees	5,925
Compliance program costs (Note 3)	816
Offering costs	5,891
Professional fees	4,709
Printing fees	3,403
Other	195

Total Liabilities	9,256,824

Net Assets	$1,679,080,591

Represented by:
Capital	$1,634,070,111
Total distributable earnings (loss)	45,010,480

Net Assets	$1,679,080,591

Net Assets:
Class Y Shares	$1,679,080,591

Total	$1,679,080,591

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	162,938,269

Total	162,938,269

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$10.31

*	Includes value of securities on loan of $8,426,868 (Note 2).

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Period Ended December 31, 2019

NVIT GS International Equity Insights Fund(a)
INVESTMENT INCOME:
Dividend income	$1,795,464
Income from non-cash dividends	248,231
Interest income	107,785
Income from securities lending (Note 2)	10,102
Foreign tax withholding	(158,158)

Total Income	2,003,424

EXPENSES:
Investment advisory fees	1,323,426
Fund administration fees	40,155
Professional fees	36,105
Printing fees	3,478
Trustee fees	6,060
Custodian fees	6,643
Offering costs^	5,890
Accounting and transfer agent fees	654
Compliance program costs (Note 3)	816
Other	5,721

Total Expenses	1,428,948

NET INVESTMENT INCOME	574,476

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(1,152,268)
Expiration or closing of futures contracts (Note 2)	908,432
Foreign currency transactions (Note 2)	(3,044,920)

Net realized losses	(3,288,756)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	46,579,319
Translation of assets and liabilities denominated in foreign currencies	318,198

Net change in unrealized appreciation/depreciation	46,897,517

Net realized/unrealized gains	43,608,761

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,183,237

(a)	For the period from November 15, 2019 (commencement of operations) through December 31, 2019.
^	Amounts are amortized over 12-month period.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

NVIT GS International Equity Insights Fund

Period Ended December 31, 2019(a)
Operations:
Net investment income	$574,476
Net realized losses	(3,288,756)
Net change in unrealized appreciation/depreciation	46,897,517

Change in net assets resulting from operations	44,183,237

Change in net assets from capital transactions	1,634,897,354

Change in net assets	1,679,080,591

Net Assets:
Beginning of period	–

End of period	$1,679,080,591

CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued	$1,695,700,891
Dividends reinvested	–
Cost of shares redeemed	(60,803,537)

Total Class Y Shares	1,634,897,354

Change in net assets from capital transactions	$1,634,897,354

SHARE TRANSACTIONS:
Class Y Shares
Issued	168,962,296
Reinvested	–
Redeemed	(6,024,027)

Total Class Y Shares	162,938,269

Total change in shares	162,938,269

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from November 15, 2019 (commencement of operations) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT GS International Equity Insights Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)
Class Y Shares
Period Ended December 31, 2019 (e)	$10.00	–	0.31	0.31	–	–	$10.31	3.10%	(f)	$1,679,080,591	0.74%	0.30%	0.74%	12.52%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year, with the exception of offering costs, as applicable.
(e)	For the period from November 15, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of November 14, 2019 through December 31, 2019.
(f)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	NVIT GS Large Cap Equity Insights Fund

For the period from the Fund’s inception on October 24, 2019, through December 31, 2019, the NVIT GS Large Cap Equity Insights Fund (Class Y) returned 6.19% versus 8.04% for its benchmark, the Russell 1000® Index. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Please note that the Fund has slightly more than two months of performance history, so the following commentary provides limited insight.

In the early part of October 2019, the Bureau of Labor Statistics reported that the unemployment rate in the United States reached a 50-year low in September, beating market expectations. Additionally, expectations of further interest rate cuts caused equities to rise and the U.S. Treasury two-year bond yield to fall by 23 basis points.

In November, equities were boosted as the U.S. economy grew at a faster rate than expected, per the Bureau of Economic Analysis. This was largely driven by an increase in the Consumer Price Index, which boosted broader sentiment surrounding the health of the U.S. economy amid concerns caused by lagging consumer spending data. Additionally, equities were buoyed by the U.S. Federal Reserve cutting interest rates in its October policy meeting.

Finally, positive investor sentiment surrounding the phase-one trade agreement between the United States and China enacted in December 2019 supported U.S. equities. Subsequently, equities continued to rise steadily during the holiday season, with the United States markets posting their best year since 1997.

The Fund underperformed its benchmark by 185 basis points for the reporting period.

Among sectors, holdings within the Health Care sector were the top detractors to Fund performance, especially an overweight position in the Biotechnology industry. Holdings in the Information Technology sector were the second biggest detractors, especially an underweight position in the Software industry. Holdings in the

Energy sector were also among the top detractors, especially an underweight position in the Oil, Gas & Consumable Fuels industry.

Conversely, holdings within the Utilities sector contributed the most to Fund returns, especially an overweight position in the Independent Power and Renewable Electricity Producers industry. Holdings in the Consumer Discretionary sector were the second largest contributors, especially an overweight position in the Hotels, Restaurants & Leisure industry.

At an individual stock level, our overweight position in Johnson Controls International was the largest detractor from relative Fund returns. An overweight position in Valero Energy Corp and an underweight position in UnitedHealth Group Inc. were also among the top detractors during the period.

Meanwhile, our overweight position in Ciena Corp was among the largest contributors to relative Fund returns. An underweight position in Boeing Co. and an overweight position in Dicks Sporting Goods Inc. were also among the top contributors to Fund performance during the period.

The Fund invested in futures contracts to reduce active risk of the Fund’s portfolio relative to its benchmark and to more efficiently manage the portfolio. These futures contracts had minimal impact on Fund performance.

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Osman Ali, CFA; Len Ioffe, CFA; and Dennis Walsh

The Fund is subject to the risks of investing in equity securities. The Fund’s investment strategy may involve high portfolio turnover, which may result in higher levels of transaction costs paid by the Fund and greater tax liabilities for shareholders. The Fund may experience adverse effects when certain large shareholders, such as other mutual funds, purchase or redeem large amounts of shares of a Fund. These transactions may increase transaction costs to the Fund and lead to an increase in the Fund’s expense ratio. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	NVIT GS Large Cap Equity Insights Fund

Asset Allocation1

Common Stocks	99.2%
Repurchase Agreements	1.9%
Liabilities in excess of other assets	(1.1)%
100.0%

Top Industries2

Interactive Media & Services	6.5%
Capital Markets	5.4%
IT Services	5.4%
Equity Real Estate Investment Trusts (REITs)	5.2%
Health Care Providers & Services	5.1%
Software	5.0%
Technology Hardware, Storage & Peripherals	4.2%
Internet & Direct Marketing Retail	4.2%
Biotechnology	4.1%
Health Care Equipment & Supplies	4.0%
Other Industries#	50.9%
100.0%

Top Holdings2

Microsoft Corp.	4.6%
Apple, Inc.	4.2%
Alphabet, Inc., Class A	3.7%
Amazon.com, Inc.	3.5%
Facebook, Inc., Class A	2.6%
Visa, Inc., Class A	2.1%
Philip Morris International, Inc.	1.4%
PayPal Holdings, Inc.	1.4%
Lockheed Martin Corp.	1.3%
Anthem, Inc.	1.3%
Other Holdings#	73.9%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

Fund Performance	NVIT GS Large Cap Equity Insights Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

Inception[2],*
Class Y	6.19%
Russell 1000® Index	8.04%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of October 24, 2019.

Fund Performance (cont.)	NVIT GS Large Cap Equity Insights Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT GS Large Cap Equity Insights Fund from inception through 12/31/19 versus the Russell 1000® Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	NVIT GS Large Cap Equity Insights Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (October 25, 2019, commencement of operations) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from October 25, 2019, commencement of operations through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from October 25, 2019, commencement of operations through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT GS Large Cap Equity Insights Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class Y Shares	Actual	(b)	1,000.00	1,061.90	1.08	0.56
	Hypothetical	(c)(d)	1,000.00	1,022.38	2.85	0.56

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from October 25, 2019 through December 31, 2019 to reflect the period from commencement of operations.

(c)	Represents the hypothetical 5% return before expenses.

(d)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

Statement of Investments

December 31, 2019

NVIT GS Large Cap Equity Insights Fund

Common Stocks 99.2%

	Shares	Value

Aerospace & Defense 2.4%
HEICO Corp.	29,532	$3,371,078
Lockheed Martin Corp.	91,629	35,678,500
Raytheon Co.	120,906	26,567,884

		65,617,462

Airlines 2.7%
American Airlines Group, Inc. (a)	166,857	4,785,459
Copa Holdings SA, Class A	31,200	3,372,096
Delta Air Lines, Inc.	509,957	29,822,285
JetBlue Airways Corp.* (a)	1,065,999	19,955,501
Southwest Airlines Co. (a)	278,314	15,023,390

		72,958,731

Auto Components 0.2%
Gentex Corp. (a)	139,944	4,055,577

Automobiles 1.1%
General Motors Co.	830,325	30,389,895

Banks 1.9%
Bank OZK (a)	128,983	3,934,626
Citizens Financial Group, Inc.	96,161	3,905,098
JPMorgan Chase & Co.	94,459	13,167,585
PacWest Bancorp (a)	84,306	3,226,391
Popular, Inc.	180,084	10,579,935
Signature Bank	72,001	9,836,057
SVB Financial Group* (a)	9,988	2,507,387
Western Alliance Bancorp (a)	59,625	3,398,625

		50,555,704

Beverages 0.2%
Monster Beverage Corp.*	86,250	5,481,188

Biotechnology 4.1%
AbbVie, Inc. (a)	155,046	13,727,773
Alexion Pharmaceuticals, Inc.*	237,165	25,649,395
Biogen, Inc.	71,067	21,087,711
Gilead Sciences, Inc.	375,431	24,395,506
Incyte Corp.*	160,456	14,011,018
Vertex Pharmaceuticals, Inc.*	56,454	12,360,603

		111,232,006

Building Products 1.7%
Allegion plc (a)	134,010	16,689,605
Johnson Controls International plc	731,724	29,788,484

		46,478,089

Capital Markets 5.4%
Bank of New York Mellon Corp. (The)	482,633	24,290,919
Charles Schwab Corp. (The)	656,638	31,229,703
CME Group, Inc.	33,763	6,776,910
E*TRADE Financial Corp.	42,981	1,950,048
Morgan Stanley	488,669	24,980,759
S&P Global, Inc.	121,717	33,234,827
State Street Corp.	312,502	24,718,908

		147,182,074

Chemicals 2.6%
Axalta Coating Systems Ltd.*	562,822	17,109,789
Corteva, Inc. (a)	57,011	1,685,245

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
Dow, Inc.	249,550	$13,657,871
DuPont de Nemours, Inc.	115,200	7,395,840
Sherwin-Williams Co. (The)	54,288	31,679,220

		71,527,965

Commercial Services & Supplies 1.1%
Cintas Corp.	108,289	29,138,404

Communications Equipment 1.8%
Ciena Corp.*	456,952	19,507,281
Cisco Systems, Inc.	634,860	30,447,885

		49,955,166

Consumer Finance 2.0%
Ally Financial, Inc.	882,771	26,977,482
Synchrony Financial	787,881	28,371,595

		55,349,077

Distributors 0.4%
Pool Corp.	57,117	12,130,508

Diversified Consumer Services 0.1%
Service Corp. International (a)	40,462	1,862,466

Diversified Financial Services 1.6%
AXA Equitable Holdings, Inc.	669,325	16,585,873
Berkshire Hathaway, Inc., Class B*	60,057	13,602,911
Voya Financial, Inc. (a)	232,557	14,181,326

		44,370,110

Electric Utilities 2.1%
American Electric Power Co., Inc.	255,265	24,125,095
Exelon Corp.	260,394	11,871,362
Southern Co. (The)	304,181	19,376,330

		55,372,787

Electrical Equipment 1.1%
Eaton Corp. plc	321,894	30,489,800

Electronic Equipment, Instruments & Components 1.3%
Jabil, Inc.	141,463	5,846,666
Keysight Technologies, Inc.*	275,574	28,282,159

		34,128,825

Energy Equipment & Services 0.7%
Baker Hughes Co.	87,946	2,254,056
TechnipFMC plc	757,936	16,250,148

		18,504,204

Entertainment 0.4%
Take-Two Interactive Software, Inc.*	33,280	4,074,470
Zynga, Inc., Class A*	955,888	5,850,035

		9,924,505

Equity Real Estate Investment Trusts (REITs) 5.3%
Duke Realty Corp.	675,709	23,426,831
Equity LifeStyle Properties, Inc.	371,471	26,147,844
Extra Space Storage, Inc.	123,287	13,021,573
Invitation Homes, Inc.	976,473	29,264,896
National Retail Properties, Inc.	52,253	2,801,806

Statement of Investments (Continued)

December 31, 2019

NVIT GS Large Cap Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Prologis, Inc.	362,836	$32,343,201
STORE Capital Corp.	191,442	7,129,300
Sun Communities, Inc.	58,292	8,749,629

		142,885,080

Food & Staples Retailing 2.5%
Costco Wholesale Corp.	110,478	32,471,694
US Foods Holding Corp.* (a)	114,036	4,776,968
Walgreens Boots Alliance, Inc.	510,198	30,081,274

		67,329,936

Food Products 0.1%
Bunge Ltd.	50,057	2,880,780

Health Care Equipment & Supplies 4.0%
Align Technology, Inc.*	23,626	6,592,599
Becton Dickinson and Co. (a)	90,948	24,735,128
Cooper Cos., Inc. (The)	31,973	10,272,605
DENTSPLY SIRONA, Inc. (a)	272,223	15,405,100
Edwards Lifesciences Corp.* (a)	85,577	19,964,258
Medtronic plc	18,998	2,155,323
STERIS plc	110,123	16,784,948
Teleflex, Inc.	34,110	12,840,368

		108,750,329

Health Care Providers & Services 5.2%
Anthem, Inc.	114,707	34,644,955
Cigna Corp.	41,439	8,473,861
HCA Healthcare, Inc.	210,066	31,049,856
Humana, Inc. (a)	65,327	23,943,652
Laboratory Corp. of America Holdings*	3,816	645,553
Molina Healthcare, Inc.* (a)	95,025	12,893,942
Universal Health Services, Inc., Class B	196,190	28,145,417

		139,797,236

Hotels, Restaurants & Leisure 1.8%
Las Vegas Sands Corp.	300,316	20,733,817
MGM Resorts International	850,733	28,303,887

		49,037,704

Household Durables 1.0%
DR Horton, Inc.	526,987	27,798,564

Household Products 0.0%†
Procter & Gamble Co. (The)	10,029	1,252,622

Independent Power and Renewable Electricity Producers 1.0%
AES Corp.	1,268,909	25,251,289
Vistra Energy Corp.	21,024	483,342

		25,734,631

Industrial Conglomerates 0.1%
Carlisle Cos., Inc.	9,622	1,557,224

Insurance 2.2%
Aon plc	111,930	23,313,900
Athene Holding Ltd., Class A*	168,060	7,903,862
Brighthouse Financial, Inc.* (a)	21,443	841,209
MetLife, Inc.	103,413	5,270,960
Progressive Corp. (The)	49,635	3,593,078

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Reinsurance Group of America, Inc.	91,350	$14,895,531
Unum Group	86,687	2,527,793

		58,346,333

Interactive Media & Services 6.6%
Alphabet, Inc., Class A*	74,667	100,008,233
Facebook, Inc., Class A*	349,519	71,738,775
Match Group, Inc.* (a)	74,104	6,084,679

		177,831,687

Internet & Direct Marketing Retail 4.3%
Amazon.com, Inc.*	51,137	94,492,994
eBay, Inc.	590,480	21,322,233

		115,815,227

IT Services 5.4%
Automatic Data Processing, Inc. (a)	77,280	13,176,240
CACI International, Inc., Class A*	32,017	8,003,930
Global Payments, Inc.	3,063	559,181
International Business Machines Corp.	7,164	960,262
PayPal Holdings, Inc.*	355,104	38,411,600
VeriSign, Inc.*	146,294	28,187,928
Visa, Inc., Class A	302,982	56,930,318

		146,229,459

Leisure Products 0.1%
Polaris, Inc. (a)	19,255	1,958,234

Life Sciences Tools & Services 1.8%
IQVIA Holdings, Inc.*	115,704	17,877,425
Mettler-Toledo International, Inc.*	36,628	29,056,260
PRA Health Sciences, Inc.*	3,285	365,128

		47,298,813

Machinery 0.5%
Allison Transmission Holdings, Inc.	104,635	5,055,963
PACCAR, Inc.	94,353	7,463,323

		12,519,286

Media 1.5%
Charter Communications, Inc., Class A*	38,207	18,533,451
Liberty Global plc, Class C*	621,743	13,550,889
New York Times Co. (The), Class A	223,960	7,204,793

		39,289,133

Metals & Mining 0.4%
Alcoa Corp.* (a)	515,969	11,098,493

Multiline Retail 1.3%
Dollar General Corp.	17,647	2,752,579
Macy’s, Inc. (a)	1,297,119	22,051,023
Target Corp.	82,800	10,615,788

		35,419,390

Oil, Gas & Consumable Fuels 2.2%
HollyFrontier Corp. (a)	97,237	4,930,888
Marathon Petroleum Corp.	212,685	12,814,271
Phillips 66	124,957	13,921,460
Valero Energy Corp.	308,646	28,904,698

		60,571,317

Statement of Investments (Continued)

December 31, 2019

NVIT GS Large Cap Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

Personal Products 0.7%
Estee Lauder Cos., Inc. (The), Class A	87,422	$18,056,140

Pharmaceuticals 1.8%
Bristol-Myers Squibb Co.	259,738	16,672,582
Jazz Pharmaceuticals plc*	20,224	3,019,039
Johnson & Johnson	170,163	24,821,677
Merck & Co., Inc.	25,502	2,319,407
Mylan NV*	149,770	3,010,377

		49,843,082

Professional Services 0.7%
IHS Markit Ltd.* (a)	148,740	11,207,559
TransUnion	83,700	7,165,557

		18,373,116

Road & Rail 0.3%
Union Pacific Corp.	40,358	7,296,323

Semiconductors & Semiconductor Equipment 2.3%
Analog Devices, Inc.	121,706	14,463,541
Applied Materials, Inc.	67,715	4,133,324
Intel Corp.	81,785	4,894,832
Lam Research Corp. (a)	51,701	15,117,372
NVIDIA Corp.	72,196	16,987,719
Universal Display Corp.	34,612	7,132,495

		62,729,283

Software 5.1%
Adobe, Inc.*	14,454	4,767,074
Cadence Design Systems, Inc.*	21,654	1,501,922
Fair Isaac Corp.*	1,069	400,533
Intuit, Inc. (a)	11,909	3,119,324
Microsoft Corp.	798,739	125,961,140
Oracle Corp.	21,643	1,146,646

		136,896,639

Specialty Retail 0.3%
AutoNation, Inc.*	17,740	862,696
Dick’s Sporting Goods, Inc. (a)	128,418	6,355,407
Home Depot, Inc. (The)	1,342	293,066

		7,511,169

Technology Hardware, Storage & Peripherals 4.3%
Apple, Inc.	394,467	115,835,235

Textiles, Apparel & Luxury Goods 0.1%
Lululemon Athletica, Inc.*	12,254	2,838,884

Tobacco 1.4%
Philip Morris International, Inc.	453,705	38,605,758

Trading Companies & Distributors 0.0%†
HD Supply Holdings, Inc.*	33,419	1,344,111

Total Common Stocks (cost $2,559,469,644)		2,679,435,761

Repurchase Agreements 1.9%

	Principal Amount	Value

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $2,699,354, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $2,753,101. (b)(c)	$2,699,118	$2,699,118
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $12,013,750, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $12,240,000. (b)(c)	12,000,000	12,000,000
Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $6,401,561, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $6,426,001. (b)(c)(d)	6,300,000	6,300,000
NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $30,009,217, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $30,602,673. (b)(c)	30,000,000	30,000,000

Total Repurchase Agreements (cost $50,999,118)		50,999,118

Total Investments (cost $2,610,468,762) — 101.1%		2,730,434,879

Liabilities in excess of other assets — (1.1)%		(29,931,107)

NET ASSETS — 100.0%		$2,700,503,772

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $114,303,203, which was collateralized by cash used to purchase repurchase agreements with a total value of $50,999,118 and by $65,885,127 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/16/2020 - 2/15/2049, a total value of $116,884,245.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $50,999,118.

Statement of Investments (Continued)

December 31, 2019

NVIT GS Large Cap Equity Insights Fund (Continued)

(c)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2019

NVIT GS Large Cap Equity Insights Fund
Assets:
Investment securities, at value* (cost $2,559,469,644)	$2,679,435,761
Repurchase agreement, at value (cost $50,999,118)	50,999,118
Cash	21,072,705
Interest and dividends receivable	2,636,800
Security lending income receivable	23,660
Receivable for capital shares issued	42,749

Total Assets	2,754,210,793

Liabilities:
Payable for capital shares redeemed	1,409,146
Payable upon return of securities loaned (Note 2)	50,999,118
Accrued expenses and other payables:
Investment advisory fees	1,208,523
Fund administration fees	49,296
Accounting and transfer agent fees	973
Trustee fees	1,550
Custodian fees	16,888
Compliance program costs (Note 3)	1,812
Offering costs	8,767
Professional fees	6,089
Printing fees	4,618
Other	241

Total Liabilities	53,707,021

Net Assets	$2,700,503,772

Represented by:
Capital	$2,564,306,979
Total distributable earnings (loss)	136,196,793

Net Assets	$2,700,503,772

Net Assets:
Class Y Shares	$2,700,503,772

Total	$2,700,503,772

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	254,860,995

Total	254,860,995

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$10.60

*	Includes value of securities on loan of $114,303,203 (Note 2).

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Period Ended December 31, 2019

NVIT GS Large Cap Equity Insights Fund(a)
INVESTMENT INCOME:
Dividend income	$10,012,368
Interest income	201,937
Income from securities lending (Note 2)	32,923

Total Income	10,247,228

EXPENSES:
Investment advisory fees	2,410,390
Fund administration fees	98,012
Professional fees	43,477
Printing fees	4,693
Trustee fees	13,456
Custodian fees	18,052
Offering costs^	8,767
Accounting and transfer agent fees	973
Compliance program costs (Note 3)	1,813
Other	9,350

Total Expenses	2,608,983

NET INVESTMENT INCOME	7,638,245

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	4,320,736
Expiration or closing of futures contracts (Note 2)	8,899,963

Net realized gains	13,220,699

Net change in unrealized appreciation/depreciation in the value of investment securities	119,966,117

Net realized/unrealized gains	133,186,816

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$140,825,061

(a)	For the period from October 25, 2019 (commencement of operations) through December 31, 2019.
^	Amounts are amortized over 12-month period.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

NVIT GS Large Cap Equity Insights Fund

Period Ended December 31, 2019(a)
Operations:
Net investment income	$7,638,245
Net realized gains	13,220,699
Net change in unrealized appreciation/depreciation	119,966,117

Change in net assets resulting from operations	140,825,061

Distributions to Shareholders From:
Distributable earnings:
Class Y	(4,637,035)

Change in net assets from shareholder distributions	(4,637,035)

Change in net assets from capital transactions	2,564,315,746

Change in net assets	2,700,503,772

Net Assets:
Beginning of period	–

End of period	$2,700,503,772

CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued	$2,691,477,269
Dividends reinvested	4,637,035
Cost of shares redeemed	(131,798,558)

Total Class Y Shares	2,564,315,746

Change in net assets from capital transactions	$2,564,315,746

SHARE TRANSACTIONS:
Class Y Shares
Issued	267,159,432
Reinvested	448,456
Redeemed	(12,746,893)

Total Class Y Shares	254,860,995

Total change in shares	254,860,995

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from October 25, 2019 (commencement of operations) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT GS Large Cap Equity Insights Fund

		Operations			Distributions				Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)
Class Y Shares
Period Ended December 31, 2019 (e)	$10.00	0.03	0.59	0.62	(0.02)	(0.02)	$10.60	6.19%	$2,700,503,772	0.56%	1.65%	0.56%	42.61%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year, with the exception of offering costs, as applicable.
(e)	For the period from October 25, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of October 24, 2019 through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	NVIT GS Small Cap Equity Insights Fund

For the period from the Fund’s inception on October 10, 2019, through December 31, 2019, the NVIT GS Small Cap Equity Insights Fund (Class Y) returned 11.34% versus 13.18% for its benchmark, the Russell 2000® Index. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Please note that the Fund has slightly more than two months of performance history, so the following commentary provides limited insight.

In the early part of October 2019, the Bureau of Labor Statistics reported that the unemployment rate in the United States reached a 50-year low in September, beating market expectations. Additionally, expectations of further interest rate cuts caused equities to rise and the U.S. Treasury two-year bond yield to fall by 23 basis points.

In November, equities were boosted as the U.S. economy grew at a faster rate than expected, per the Bureau of Economic Analysis. This was largely driven by an increase in the Consumer Price Index, which boosted broader sentiment surrounding the health of the U.S. economy amid concerns caused by lagging consumer spending data. Additionally, equities were buoyed by the U.S. Federal Reserve cutting interest rates in its October policy meeting.

Finally, positive investor sentiment surrounding the phase-one trade agreement between the United States and China enacted in December 2019 supported U.S. equities. Subsequently, equities continued to rise steadily during the holiday season, with the United States markets posting their best year since 1997.

The Fund underperformed its benchmark by 184 basis points for the reporting period.

Among sectors, holdings within the Health Care sector were the top detractors from Fund perfromance, especially an underweight position in the Biotechnology industry. Holdings in the Energy sector were the second biggest detractors, especially an overweight position in the Oil, Gas & Consumable Fuels industry.

Holdings in the Information Technology sector were also among the top detractors, especially an underweight position in the IT Services industry.

Conversely, holdings within the Utilities sector contributed the most to Fund performance, especially an underweight position in the Gas Utilities industry. Holdings in the Industrials sector were the second largest contributors, especially an overweight position in the Building Products industry. Holdings in the Financials sector were also among the top positive contributors, especially an underweight position in the Thrifts & Mortgage Finance industry.

At an individual stock level, our overweight position in Radius Health Inc. was the largest detractor from relative Fund returns. Overweight positions in ANI Pharmaceuticals Inc. and Supernus Pharmaceuticals Inc. were also among the top detractors during the period.

Meanwhile, our overweight position in Darling Ingredients Inc. was among the largest positive contributors to relative Fund returns. Overweight positions in Continental Building Products Inc. and Amkor Technology Inc. were also among the top positive contributors during the period.

The Fund invested in futures contracts to reduce active risk of the Fund’s portfolio relative to its benchmark and to more efficiently manage the portfolio. These futures contracts had minimal impact on Fund performance.

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Osman Ali, CFA; Len Ioffe, CFA; and Dennis Walsh

The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information). The Fund’s investment strategy may involve high portfolio turnover, which may result in higher levels of transaction

Fund Commentary (cont.)	NVIT GS Small Cap Equity Insights Fund

costs paid by the Fund and greater tax liabilities for shareholders. The Fund may experience adverse effects when certain large shareholders, such as other mutual funds, purchase or redeem large amounts of shares of a Fund. These transactions may increase transaction costs to the Fund and lead to an increase in the Fund’s expense ratio. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	NVIT GS Small Cap Equity Insights Fund

Asset Allocation1

Common Stocks	99.2%
Repurchase Agreements	12.6%
Liabilities in excess of other assets§	(11.8)%
100.0%

Top Industries2

Banks	8.8%
Biotechnology	6.0%
Equity Real Estate Investment Trusts (REITs)	5.9%
Health Care Equipment & Supplies	3.8%
Oil, Gas & Consumable Fuels	3.4%
Electronic Equipment, Instruments & Components	3.3%
Insurance	3.1%
Semiconductors & Semiconductor Equipment	3.1%
Building Products	2.8%
Specialty Retail	2.6%
Other Industries#	57.2%
100.0%

Top Holdings2

Haemonetics Corp.	0.7%
Deckers Outdoor Corp.	0.7%
First Industrial Realty Trust, Inc.	0.7%
American Equity Investment Life Holding Co.	0.7%
Simpson Manufacturing Co., Inc.	0.7%
TopBuild Corp.	0.7%
Vishay Intertechnology, Inc.	0.7%
Lumentum Holdings, Inc.	0.7%
Cogent Communications Holdings, Inc.	0.7%
Ferro Corp.	0.7%
Other Holdings#	93.0%
100.0%

§	Please refer to the Statement of Assets and Liabilities for additional details.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

Fund Performance	NVIT GS Small Cap Equity Insights Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

Inception[2],*
Class Y	11.34%
Russell 2000® Index	13.18%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of October 10, 2019.

Fund Performance (cont.)	NVIT GS Small Cap Equity Insights Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT GS Small Cap Equity Insights Fund from inception through 12/31/19 versus the Russell 2000® Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	NVIT GS Small Cap Equity Insights Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (October 11, 2019, commencement of operations) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from October 11, 2019, commencement of operations through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from October 11, 2019, commencement of operations through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT GS Small Cap Equity Insights Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class Y Shares	Actual	(b)	1,000.00	1,113.40	1.95	0.82
	Hypothetical	(c)(d)	1,000.00	1,021.07	4.18	0.82

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from October 11, 2019 through December 31, 2019 to reflect the period from commencement of operations.

(c)	Represents the hypothetical 5% return before expenses.

(d)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

Statement of Investments

December 31, 2019

NVIT GS Small Cap Equity Insights Fund

Common Stocks 99.2%

	Shares	Value

Aerospace & Defense 0.4%
Aerojet Rocketdyne Holdings, Inc.* (a)	18,589	$848,774

Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.*	24,913	686,851
Echo Global Logistics, Inc.* (a)	26,264	543,665
Radiant Logistics, Inc.*	11,404	63,520

		1,294,036

Airlines 1.0%
Allegiant Travel Co. (a)	6,175	1,074,697
SkyWest, Inc.	13,373	864,297

		1,938,994

Auto Components 0.5%
American Axle & Manufacturing Holdings, Inc.*	60,874	655,004
Cooper-Standard Holdings, Inc.* (a)	5,750	190,670
Gentherm, Inc.* (a)	1,012	44,923
Standard Motor Products, Inc.	2,743	145,982
Visteon Corp.*	533	46,153

		1,082,732

Banks 9.8%
1st Source Corp.	11,399	591,380
Amalgamated Bank, Class A	10,336	201,035
Ames National Corp.	880	24,693
Atlantic Capital Bancshares, Inc.*	21,028	385,864
Bancorp, Inc. (The)*	18,653	241,929
BancorpSouth Bank (a)	21,733	682,633
BCB Bancorp, Inc.	8,277	114,140
Cadence Bancorp	4,826	87,495
Camden National Corp.	1,533	70,610
Capital City Bank Group, Inc.	1,616	49,288
Cathay General Bancorp	4,293	163,349
CBTX, Inc.	5,827	181,336
Central Pacific Financial Corp.	35,390	1,046,836
Civista Bancshares, Inc.	5,203	124,872
Columbia Banking System, Inc. (a)	18,894	768,702
CVB Financial Corp.	62,263	1,343,636
Esquire Financial Holdings, Inc.*	988	25,757
Farmers National Banc Corp.	11,897	194,159
First Bancorp/NC (a)	19,316	770,902
First Bancorp/PR	85,712	907,690
First Business Financial Services, Inc.	1,397	36,783
First Commonwealth Financial Corp.	11,525	167,228
First Foundation, Inc.	17,005	295,887
First Mid Bancshares, Inc.	3,976	140,154
Hanmi Financial Corp.	3,514	70,262
Heartland Financial USA, Inc.	20,301	1,009,772
Hilltop Holdings, Inc.	28,937	721,399
Hope Bancorp, Inc.	37,592	558,617
Horizon Bancorp, Inc.	6,403	121,657
IBERIABANK Corp.	5,591	418,375
Independent Bank Corp./MI	12,044	272,797
Independent Bank Group, Inc.	15,634	866,749
International Bancshares Corp.	28,369	1,221,853
Investors Bancorp, Inc.	81,335	969,107
Lakeland Bancorp, Inc.	16,861	293,044
Macatawa Bank Corp.	5,060	56,318
Metropolitan Bank Holding Corp.*	1,902	91,733

Common Stocks (continued)

	Shares	Value

Banks (continued)
Midland States Bancorp, Inc.	1,942	$56,240
MidWestOne Financial Group, Inc.	3,899	141,261
National Bank Holdings Corp., Class A	5,832	205,403
Northrim Bancorp, Inc.	2,209	84,605
Old National Bancorp (a)	59,970	1,096,851
Old Second Bancorp, Inc.	43,947	591,966
Peoples Financial Services Corp.	993	49,998
Preferred Bank (a)	5,215	313,369
RBB Bancorp	5,621	118,997
Republic Bancorp, Inc., Class A	2,602	121,774
Seacoast Banking Corp. of Florida*	21,112	645,394
Shore Bancshares, Inc.	1,703	29,564
Sierra Bancorp	5,846	170,235
Spirit of Texas Bancshares, Inc.* (a)	3,656	84,088
Stock Yards Bancorp, Inc.	2,785	114,352
TriCo Bancshares	4,969	202,785
Univest Financial Corp.	3,912	104,763

		19,419,686

Beverages 0.7%
Boston Beer Co., Inc. (The), Class A* (a)	603	227,844
Coca-Cola Consolidated, Inc. (a)	3,925	1,114,896

		1,342,740

Biotechnology 6.7%
ACADIA Pharmaceuticals, Inc.* (a)	25,436	1,088,152
Acceleron Pharma, Inc.* (a)	3,280	173,906
Amicus Therapeutics, Inc.*	14,123	137,558
Anika Therapeutics, Inc.*	11,432	592,749
Apellis Pharmaceuticals, Inc.* (a)	6,149	188,283
Ardelyx, Inc.*	25,708	192,939
Arena Pharmaceuticals, Inc.*	1,196	54,323
Arrowhead Pharmaceuticals, Inc.* (a)	13,110	831,567
BioCryst Pharmaceuticals, Inc.* (a)	62,216	214,645
Biohaven Pharmaceutical Holding Co. Ltd.*	6,039	328,763
Blueprint Medicines Corp.*	1,870	149,806
Catalyst Pharmaceuticals, Inc.* (a)	99,436	372,885
Coherus Biosciences, Inc.*	53,858	969,713
Concert Pharmaceuticals, Inc.*	12,102	111,641
Dicerna Pharmaceuticals, Inc.*	4,735	104,312
Eagle Pharmaceuticals, Inc.*	379	22,770
Editas Medicine, Inc.*	9,585	283,812
Enanta Pharmaceuticals, Inc.* (a)	18,627	1,150,776
Esperion Therapeutics, Inc.* (a)	7,279	434,047
FibroGen, Inc.* (a)	18,509	793,851
Global Blood Therapeutics, Inc.* (a)	10,082	801,418
Heron Therapeutics, Inc.* (a)	6,702	157,497
Immunomedics, Inc.* (a)	15,670	331,577
Intercept Pharmaceuticals, Inc.* (a)	3,897	482,916
Ironwood Pharmaceuticals, Inc.* (a)	19,293	256,790
Mirati Therapeutics, Inc.* (a)	3,229	416,089
Momenta Pharmaceuticals, Inc.* (a)	8,207	161,924
Portola Pharmaceuticals, Inc.* (a)	10,023	239,349
Protagonist Therapeutics, Inc.* (a)	3,495	24,640
PTC Therapeutics, Inc.* (a)	7,842	376,651
Radius Health, Inc.*	26,957	543,453
Rigel Pharmaceuticals, Inc.*	91,751	196,347
Veracyte, Inc.*	8,734	243,853
Voyager Therapeutics, Inc.*	15,802	220,438

Statement of Investments (Continued)

December 31, 2019

NVIT GS Small Cap Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Xencor, Inc.* (a)	19,220	$660,976

		13,310,416

Building Products 3.1%
Builders FirstSource, Inc.*	49,933	1,268,798
CSW Industrials, Inc.	4,633	356,741
Gibraltar Industries, Inc.*	24,053	1,213,233
Griffon Corp.	27,053	549,988
JELD-WEN Holding, Inc.*	13,540	316,971
Quanex Building Products Corp.	29,128	497,506
Simpson Manufacturing Co., Inc. (a)	18,701	1,500,381
Universal Forest Products, Inc.	10,087	481,150

		6,184,768

Capital Markets 0.7%
Moelis & Co., Class A	29,184	931,554
Oppenheimer Holdings, Inc., Class A	10,311	283,346
Pzena Investment Management, Inc., Class A	4,087	35,230
Westwood Holdings Group, Inc.	5,102	151,121

		1,401,251

Chemicals 2.8%
Chase Corp.	2,569	304,375
Ferro Corp.* (a)	97,700	1,448,891
FutureFuel Corp.	8,942	110,791
Ingevity Corp.*	3,399	297,005
Koppers Holdings, Inc.*	1,500	57,330
Kraton Corp.* (a)	11,948	302,523
Minerals Technologies, Inc.	23,370	1,346,813
PolyOne Corp.	33,773	1,242,509
Stepan Co.	318	32,576
Trinseo SA	9,836	365,998

		5,508,811

Commercial Services & Supplies 2.1%
Brady Corp., Class A	10,000	572,600
Brink’s Co. (The)	2,061	186,891
Ennis, Inc.	12,213	264,411
HNI Corp.	27,250	1,020,785
Kimball International, Inc., Class B	12,822	265,031
Knoll, Inc.	33,084	835,702
McGrath RentCorp	10,757	823,341
Mobile Mini, Inc.	2,767	104,897

		4,073,658

Communications Equipment 1.7%
ADTRAN, Inc.	12,242	121,073
Comtech Telecommunications Corp.	10,371	368,067
Harmonic, Inc.*	5,756	44,897
Lumentum Holdings, Inc.*	18,478	1,465,305
Viavi Solutions, Inc.*	94,923	1,423,845

		3,423,187

Construction & Engineering 0.1%
Great Lakes Dredge & Dock Corp.*	17,151	194,321

Common Stocks (continued)

	Shares	Value

Construction Materials 0.2%
Summit Materials, Inc., Class A*	13,810	$330,059

Consumer Finance 0.6%
Enova International, Inc.*	25,325	609,320
Nelnet, Inc., Class A	10,060	585,894

		1,195,214

Containers & Packaging 0.1%
Myers Industries, Inc.	12,156	202,762

Diversified Consumer Services 1.4%
American Public Education, Inc.*	20,990	574,916
Carriage Services, Inc.	20,306	519,834
Collectors Universe, Inc.	4,977	114,720
Houghton Mifflin Harcourt Co.* (a)	14,241	89,006
Laureate Education, Inc., Class A*	75,079	1,322,141
Select Interior Concepts, Inc., Class A*	2,683	24,120
WW International, Inc.* (a)	4,670	178,441

		2,823,178

Diversified Financial Services 1.4%
Banco Latinoamericano de Comercio Exterior SA, Class E	45,926	981,898
Cannae Holdings, Inc.*	8,118	301,908
FGL Holdings	130,376	1,388,504
On Deck Capital, Inc.*	15,211	62,974

		2,735,284

Diversified Telecommunication Services 1.2%
Cogent Communications Holdings, Inc.	22,091	1,453,809
Consolidated Communications Holdings, Inc.	81,123	314,757
Iridium Communications, Inc.*	5,294	130,444
ORBCOMM, Inc.*	102,545	431,715

		2,330,725

Electrical Equipment 1.0%
Atkore International Group, Inc.*	16,965	686,404
Encore Wire Corp. (a)	11,135	639,149
Powell Industries, Inc.	13,128	643,141

		1,968,694

Electronic Equipment, Instruments & Components 3.7%
Badger Meter, Inc. (a)	4,286	278,290
Bel Fuse, Inc., Class B	8,517	174,598
Belden, Inc. (a)	1,074	59,070
Benchmark Electronics, Inc.	36,795	1,264,276
CTS Corp.	13,902	417,199
Itron, Inc.*	4,315	362,244
Knowles Corp.*	16,970	358,916
Methode Electronics, Inc.	5,726	225,318
Plexus Corp.*	1,702	130,952
Rogers Corp.* (a)	5,691	709,838
Sanmina Corp.*	39,303	1,345,735
Vishay Intertechnology, Inc.	68,919	1,467,286
Vishay Precision Group, Inc.*	16,116	547,944

		7,341,666

Statement of Investments (Continued)

December 31, 2019

NVIT GS Small Cap Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services 0.6%
Matrix Service Co.*	23,117	$528,917
Oceaneering International, Inc.* (a)	36,075	537,878
SEACOR Holdings, Inc.*	2,168	93,549

		1,160,344

Entertainment 0.4%
IMAX Corp.*	36,631	748,371

Equity Real Estate Investment Trusts (REITs) 6.6%
Alexander’s, Inc.	284	93,819
American Assets Trust, Inc.	4,507	206,871
BRT Apartments Corp.	5,295	89,856
EastGroup Properties, Inc.	640	84,909
First Industrial Realty Trust, Inc.	38,227	1,586,803
Gladstone Commercial Corp.	4,010	87,659
Independence Realty Trust, Inc.	64,519	908,428
Investors Real Estate Trust	15,161	1,099,172
Lexington Realty Trust	115,025	1,221,566
NexPoint Residential Trust, Inc.	18,808	846,360
Physicians Realty Trust	5,888	111,519
Piedmont Office Realty Trust, Inc., Class A	10,658	237,034
PS Business Parks, Inc.	6,644	1,095,396
Retail Value, Inc.	19,786	728,125
Rexford Industrial Realty, Inc.	25,844	1,180,295
RPT Realty	79,949	1,202,433
Sabra Health Care REIT, Inc.	48,686	1,038,959
STAG Industrial, Inc.	23,377	738,012
Sunstone Hotel Investors, Inc.	9,552	132,964
Urban Edge Properties	19,130	366,913

		13,057,093

Food & Staples Retailing 0.1%
Ingles Markets, Inc., Class A	1,666	79,151
Village Super Market, Inc., Class A (a)	2,839	65,865

		145,016

Food Products 2.3%
Calavo Growers, Inc.	740	67,037
Darling Ingredients, Inc.* (a)	50,661	1,422,561
J&J Snack Foods Corp. (a)	3,747	690,460
John B Sanfilippo & Son, Inc.	11,471	1,047,073
Lancaster Colony Corp.	2,322	371,752
Sanderson Farms, Inc.	5,379	947,887

		4,546,770

Health Care Equipment & Supplies 4.3%
AngioDynamics, Inc.* (a)	34,396	550,680
Antares Pharma, Inc.*	33,136	155,739
Atrion Corp.	183	137,525
Cardiovascular Systems, Inc.*	10,322	501,546
Cutera, Inc.*	902	32,301
Haemonetics Corp.*	14,070	1,616,643
Inogen, Inc.* (a)	4,476	305,845
Integer Holdings Corp.* (a)	10,123	814,193
Invacare Corp. (a)	27,915	251,793
Lantheus Holdings, Inc.*	11,171	229,117
Natus Medical, Inc.*	19,952	658,216
Novocure Ltd.*	9,547	804,526
NuVasive, Inc.*	16,554	1,280,286

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
Surmodics, Inc.*	7,991	$331,067
Tandem Diabetes Care, Inc.* (a)	11,269	671,745
Varex Imaging Corp.*	3,790	112,980

		8,454,202

Health Care Providers & Services 2.0%
Community Health Systems, Inc.* (a)	23,691	68,704
Ensign Group, Inc. (The) (a)	5,782	262,329
LHC Group, Inc.*	7,333	1,010,194
Magellan Health, Inc.* (a)	14,986	1,172,655
National Research Corp.	3,301	217,668
Tenet Healthcare Corp.*	19,850	754,896
Triple-S Management Corp., Class B*	26,303	486,342

		3,972,788

Health Care Technology 0.5%
HMS Holdings Corp.*	13,026	385,570
Omnicell, Inc.*	7,231	590,917

		976,487

Hotels, Restaurants & Leisure 2.6%
BBX Capital Corp.	16,403	78,242
Boyd Gaming Corp.	2,782	83,293
Denny’s Corp.* (a)	53,641	1,066,383
Everi Holdings, Inc.*	20,055	269,339
Marriott Vacations Worldwide Corp.	8,306	1,069,481
PlayAGS, Inc.*	6,064	73,556
Red Rock Resorts, Inc., Class A	37,603	900,592
Scientific Games Corp.*	9,591	256,847
Wingstop, Inc. (a)	15,708	1,354,501

		5,152,234

Household Durables 2.7%
Installed Building Products, Inc.*	8,194	564,321
M/I Homes, Inc.*	28,819	1,134,028
Sonos, Inc.*	23,132	361,322
Taylor Morrison Home Corp.* (a)	20,901	456,896
TopBuild Corp.* (a)	14,257	1,469,611
TRI Pointe Group, Inc.* (a)	79,288	1,235,307
Universal Electronics, Inc.* (a)	1,646	86,020

		5,307,505

Independent Power and Renewable Electricity Producers 0.7%
Clearway Energy, Inc., Class C	25,634	511,398
Ormat Technologies, Inc.	12,166	906,611

		1,418,009

Insurance 3.5%
American Equity Investment Life Holding Co. (a)	51,608	1,544,627
AMERISAFE, Inc.	11,363	750,299
Argo Group International Holdings Ltd.	18,962	1,246,752
Employers Holdings, Inc.	3,900	162,825
Genworth Financial, Inc., Class A*	201,130	884,972
Goosehead Insurance, Inc., Class A (a)	7,315	310,156
MBIA, Inc.* (a)	91,748	853,256
Protective Insurance Corp., Class B	1,957	31,488
Stewart Information Services Corp.	28,347	1,156,274

		6,940,649

Statement of Investments (Continued)

December 31, 2019

NVIT GS Small Cap Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

Interactive Media & Services 0.5%
Cars.com, Inc.* (a)	76,330	$932,753

Internet & Direct Marketing Retail 0.4%
Lands’ End, Inc.* (a)	30,059	504,991
Rubicon Project, Inc. (The)*	6,087	49,670
Shutterstock, Inc.* (a)	508	21,783
Stamps.com, Inc.*	2,702	225,671

		802,115

IT Services 1.7%
Cass Information Systems, Inc.	8,791	507,592
Conduent, Inc.*	31,835	197,377
CSG Systems International, Inc.	3,202	165,800
Evo Payments, Inc., Class A* (a)	20,849	550,622
Hackett Group, Inc. (The)	9,031	145,760
MAXIMUS, Inc.	4,307	320,398
Perspecta, Inc.	53,660	1,418,770

		3,306,319

Leisure Products 0.4%
American Outdoor Brands Corp.*	28,888	268,080
Clarus Corp.	14,614	198,166
Johnson Outdoors, Inc., Class A	290	22,243
Malibu Boats, Inc., Class A*	7,426	304,095

		792,584

Life Sciences Tools & Services 0.5%
Medpace Holdings, Inc.* (a)	11,895	999,894

Machinery 2.9%
Albany International Corp., Class A	4,097	311,044
Columbus McKinnon Corp.	15,715	629,071
EnPro Industries, Inc.	3,661	244,848
Federal Signal Corp.	7,539	243,133
Kennametal, Inc. (a)	3,548	130,886
Miller Industries, Inc.	5,076	188,472
Mueller Industries, Inc.	20,866	662,495
Navistar International Corp.*	17,357	502,311
Rexnord Corp.*	25,361	827,276
SPX Corp.*	19,310	982,493
Terex Corp.	1,988	59,203
Wabash National Corp.	39,111	574,540
Watts Water Technologies, Inc., Class A	3,951	394,152

		5,749,924

Marine 0.6%
Costamare, Inc.	24,219	230,807
Matson, Inc.	22,321	910,697
Scorpio Bulkers, Inc.	6,610	42,106

		1,183,610

Media 0.9%
Cardlytics, Inc.* (a)	928	58,334
Emerald Expositions Events, Inc.	16,286	171,817
Liberty Latin America Ltd., Class A*	16,367	315,883
MSG Networks, Inc., Class A* (a)	54,031	940,139
TechTarget, Inc.*	7,816	203,998
WideOpenWest, Inc.* (a)	24,675	183,089

		1,873,260

Common Stocks (continued)

	Shares	Value

Metals & Mining 1.7%
Carpenter Technology Corp.	16,656	$829,136
Haynes International, Inc.	12,606	451,043
Kaiser Aluminum Corp.	7,381	818,479
Materion Corp.	11,530	685,458
Olympic Steel, Inc.	5,095	91,302
Ryerson Holding Corp.*	16,047	189,836
Worthington Industries, Inc.	5,727	241,565

		3,306,819

Multiline Retail 0.2%
Dillard’s, Inc., Class A (a)	4,858	356,966

Oil, Gas & Consumable Fuels 3.8%
Ardmore Shipping Corp.*	45,459	411,404
Callon Petroleum Co.*	15,395	74,358
Clean Energy Fuels Corp.*	83,026	194,281
CVR Energy, Inc. (a)	17,469	706,272
Delek US Holdings, Inc. (a)	19,604	657,322
DHT Holdings, Inc.	150,520	1,246,305
Dorian LPG Ltd.*	12,662	196,008
Golar LNG Ltd. (a)	10,666	151,670
International Seaways, Inc.*	32,955	980,741
NACCO Industries, Inc., Class A	672	31,470
PDC Energy, Inc.* (a)	33,752	883,290
REX American Resources Corp.*	1,933	158,429
Scorpio Tankers, Inc. (a)	12,215	480,538
World Fuel Services Corp.	32,803	1,424,306

		7,596,394

Paper & Forest Products 0.9%
Boise Cascade Co. (a)	31,173	1,138,750
PH Glatfelter Co.	33,885	620,095

		1,758,845

Personal Products 0.6%
Edgewell Personal Care Co.* (a)	5,834	180,621
elf Beauty, Inc.*	2,658	42,873
Inter Parfums, Inc. (a)	12,707	923,926

		1,147,420

Pharmaceuticals 2.3%
Amneal Pharmaceuticals, Inc.* (a)	38,978	187,874
Amphastar Pharmaceuticals, Inc.* (a)	19,014	366,780
ANI Pharmaceuticals, Inc.*	13,302	820,334
Axsome Therapeutics, Inc.* (a)	2,148	222,017
BioDelivery Sciences International, Inc.*	22,627	143,003
Collegium Pharmaceutical, Inc.* (a)	3,685	75,837
Endo International plc* (a)	68,446	321,012
Innoviva, Inc.* (a)	12,489	176,844
Intersect ENT, Inc.* (a)	2,588	64,441
Pacira BioSciences, Inc.* (a)	4,574	207,202
Phibro Animal Health Corp., Class A (a)	12,997	322,716
Prestige Consumer Healthcare, Inc.*	21,484	870,102
Supernus Pharmaceuticals, Inc.* (a)	29,541	700,713

		4,478,875

Professional Services 0.8%
Barrett Business Services, Inc.	3,797	343,476
Insperity, Inc.	2,121	182,491

Statement of Investments (Continued)

December 31, 2019

NVIT GS Small Cap Equity Insights Fund (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services (continued)
TriNet Group, Inc.*	10,694	$605,387
TrueBlue, Inc.*	16,127	388,016

		1,519,370

Real Estate Management & Development 0.3%
Newmark Group, Inc., Class A	48,264	649,392
Tejon Ranch Co.*	2,189	34,980

		684,372

Road & Rail 0.3%
Marten Transport Ltd.	28,159	605,137

Semiconductors & Semiconductor Equipment 3.5%
Ambarella, Inc.* (a)	9,336	565,388
Amkor Technology, Inc.*	66,172	860,236
Cirrus Logic, Inc.* (a)	8,424	694,222
Diodes, Inc.* (a)	3,976	224,127
FormFactor, Inc.*	4,052	105,230
Inphi Corp.*	15,487	1,146,348
Lattice Semiconductor Corp.*	27,242	521,412
MaxLinear, Inc.*	9,289	197,113
Rambus, Inc.* (a)	63,867	879,768
SMART Global Holdings, Inc.*	4,038	153,202
Synaptics, Inc.* (a)	6,345	417,311
Ultra Clean Holdings, Inc.* (a)	3,820	89,655
Veeco Instruments, Inc.*	30,628	449,772
Xperi Corp.	28,199	521,681

		6,825,465

Software 2.4%
ACI Worldwide, Inc.*	5,428	205,640
Agilysys, Inc.*	3,728	94,728
American Software, Inc., Class A	10,458	155,615
Bottomline Technologies DE, Inc.*	10,575	566,820
Box, Inc., Class A* (a)	13,070	219,315
CommVault Systems, Inc.*	24,190	1,079,842
Digital Turbine, Inc.* (a)	22,877	163,113
Progress Software Corp.	985	40,927
Qualys, Inc.* (a)	7,211	601,181
SPS Commerce, Inc.*	20,210	1,120,038
Telenav, Inc.*	54,092	262,887
Verint Systems, Inc.*	5,448	301,601

		4,811,707

Specialty Retail 2.9%
Abercrombie & Fitch Co., Class A	13,402	231,721
Asbury Automotive Group, Inc.*	11,988	1,340,138
Cato Corp. (The), Class A (a)	30,071	523,235
Children’s Place, Inc. (The) (a)	533	33,323
Genesco, Inc.*	18,342	878,949
Group 1 Automotive, Inc.	3,053	305,300
Hudson Ltd., Class A*	3,304	50,683
Murphy USA, Inc.* (a)	853	99,801
National Vision Holdings, Inc.*	2,421	78,513
Signet Jewelers Ltd.	3,490	75,873
Sleep Number Corp.* (a)	15,291	752,929
Sonic Automotive, Inc., Class A (a)	36,661	1,136,491
Zumiez, Inc.*	7,579	261,779

		5,768,735

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods 2.8%
Crocs, Inc.*	32,955	$1,380,485
Culp, Inc.	4,549	61,957
Deckers Outdoor Corp.* (a)	9,551	1,612,782
Steven Madden Ltd.	24,656	1,060,455
Wolverine World Wide, Inc.	40,697	1,373,117

		5,488,796

Thrifts & Mortgage Finance 0.9%
Bridgewater Bancshares, Inc.*	5,738	79,070
Flagstar Bancorp, Inc.	2,650	101,362
Luther Burbank Corp.	2,130	24,559
Meridian Bancorp, Inc.	26,450	531,380
NMI Holdings, Inc., Class A*	9,732	322,908
PennyMac Financial Services, Inc.	3,072	104,571
Riverview Bancorp, Inc.	3,519	28,891
Southern Missouri Bancorp, Inc.	2,005	76,912
Territorial Bancorp, Inc.	1,017	31,466
Timberland Bancorp, Inc.	844	25,100
Walker & Dunlop, Inc.	6,232	403,086

		1,729,305

Trading Companies & Distributors 1.7%
Applied Industrial Technologies, Inc.	3,595	239,750
BMC Stock Holdings, Inc.* (a)	36,830	1,056,653
Foundation Building Materials, Inc.*	18,102	350,274
GMS, Inc.*	16,630	450,340
H&E Equipment Services, Inc.	9,801	327,647
MRC Global, Inc.*	25,994	354,558
NOW, Inc.*	43,382	487,614
Rush Enterprises, Inc., Class A	2,446	113,739
Willis Lease Finance Corp.*	1,416	83,417

		3,463,992

Water Utilities 0.0%†
Artesian Resources Corp., Class A	789	29,359

Wireless Telecommunication Services 0.0%†
Spok Holdings, Inc.	5,337	65,272

Total Common Stocks (cost $183,304,940)		196,107,712

Repurchase Agreements 12.6%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $2,969,618, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $3,028,746. (b)(c)	$2,969,359	2,969,359
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $3,003,438, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $3,060,000. (b)(c)	3,000,000	3,000,000

Statement of Investments (Continued)

December 31, 2019

NVIT GS Small Cap Equity Insights Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $2,000,189, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $2,040,000. (b)(c)	$2,000,000	$2,000,000
NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $10,003,072, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $10,200,891. (b)(c)	10,000,000	10,000,000
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $6,000,517, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $6,120,000. (b)(c)	6,000,000	6,000,000
Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $1,000,092, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $1,020,001. (b)(c)	1,000,000	1,000,000

Total Repurchase Agreements (cost $24,969,359)		24,969,359

Total Investments (cost $208,274,299) — 111.8%		221,077,071

Liabilities in excess of other assets — (11.8)%		(23,351,246)

NET ASSETS — 100.0%		$197,725,825

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $31,089,131, which was collateralized by cash used to purchase repurchase agreements with a total value of $24,969,359 and by $6,787,983 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/16/2020 - 2/15/2049, a total value of $31,757,342.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $24,969,359.

(c)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2019

NVIT GS Small Cap Equity Insights Fund
Assets:
Investment securities, at value* (cost $183,304,940)	$196,107,712
Repurchase agreement, at value (cost $24,969,359)	24,969,359
Cash	1,612,156
Interest and dividends receivable	198,804
Security lending income receivable	4,859
Receivable for investments sold	53,002
Receivable for capital shares issued	3,315

Total Assets	222,949,207

Liabilities:
Payable for capital shares redeemed	110,270
Payable upon return of securities loaned (Note 2)	24,969,359
Accrued expenses and other payables:
Investment advisory fees	119,987
Fund administration fees	3,687
Accounting and transfer agent fees	1,171
Trustee fees	100
Custodian fees	2,361
Compliance program costs (Note 3)	175
Offering costs	10,548
Professional fees	581
Printing fees	5,089
Other	54

Total Liabilities	25,223,382

Net Assets	$197,725,825

Represented by:
Capital	$181,096,295
Total distributable earnings (loss)	16,629,530

Net Assets	$197,725,825

Net Assets:
Class Y Shares	$197,725,825

Total	$197,725,825

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	17,780,911

Total	17,780,911

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$11.12

*	Includes value of securities on loan of $31,089,131 (Note 2).

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Period Ended December 31, 2019

NVIT GS Small Cap Equity Insights Fund(a)
INVESTMENT INCOME:
Dividend income	$627,473
Interest income	26,659
Income from securities lending (Note 2)	6,176
Foreign tax withholding	(429)

Total Income	659,879

EXPENSES:
Investment advisory fees	298,924
Fund administration fees	9,173
Professional fees	24,791
Printing fees	5,164
Trustee fees	1,907
Custodian fees	2,451
Offering costs^	10,548
Accounting and transfer agent fees	1,171
Compliance program costs (Note 3)	175
Other	933

Total Expenses	355,237

NET INVESTMENT INCOME	304,642

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	2,939,641
Expiration or closing of futures contracts (Note 2)	824,333

Net realized gains	3,763,974

Net change in unrealized appreciation/depreciation in the value of investment securities	12,802,772

Net realized/unrealized gains	16,566,746

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,871,388

(a)	For the period from October 11, 2019 (commencement of operations) through December 31, 2019.
^	Amounts are amortized over 12-month period.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

NVIT GS Small Cap Equity Insights Fund

Period Ended December 31, 2019(a)
Operations:
Net investment income	$304,642
Net realized gains	3,763,974
Net change in unrealized appreciation/depreciation	12,802,772

Change in net assets resulting from operations	16,871,388

Distributions to Shareholders From:
Distributable earnings:
Class Y	(252,406)

Change in net assets from shareholder distributions	(252,406)

Change in net assets from capital transactions	181,106,843

Change in net assets	197,725,825

Net Assets:
Beginning of period	–

End of period	$197,725,825

CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued	$199,941,282
Dividends reinvested	252,406
Cost of shares redeemed	(19,086,845)

Total Class Y Shares	181,106,843

Change in net assets from capital transactions	$181,106,843

SHARE TRANSACTIONS:
Class Y Shares
Issued	19,499,286
Reinvested	22,988
Redeemed	(1,741,363)

Total Class Y Shares	17,780,911

Total change in shares	17,780,911

Amounts designated as “-” are zero or have been rounded to zero.

(a)	For the period from October 11, 2019 (commencement of operations) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT GS Small Cap Equity Insights Fund

		Operations			Distributions				Ratios/Supplemental Data

	Net Asset Value, Beginning of Period†	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)
Class Y Shares
Period Ended December 31, 2019 (e)	$10.00	0.02	1.11	1.13	(0.01)	(0.01)	$11.12	11.34%	$197,725,825	0.80%	0.72%	0.80%	41.80%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year, with the exception of offering costs, as applicable.
(e)	For the period from October 11, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of October 10, 2019 through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	NVIT U.S. 130/30 Equity Fund

For the period from the Fund’s inception on October 24, 2019, through December 31, 2019, the NVIT U.S. 130/30 Equity Fund (Class Y) returned 5.05% versus 7.95% for its benchmark, the S&P 500® Index (S&P 500). Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Please note that the Fund has slightly more than two months of performance history, so the following commentary provides limited insight.

The broad U.S. equity market posted impressive returns for the year, posting gains in every month except May and August. Notably, gains were concentrated in a narrow subset of companies. For instance, just two companies, Apple and Microsoft, contributed almost 15% of the S&P 500’s total 2019 return, and out of eleven sectors, only three — Information Technology, Communications Services and Financials — outperformed the S&P 500 for the year. Such substantial disparities are not explained by underlying fundamentals. While investors generously rewarded U.S. equities on an absolute basis, based on our proprietary disentangled analysis, we found that in 2019 they did not consistently reward company fundamentals on a relative basis. Yet we strongly believe that company fundamentals determine security pricing in the long run, and we have continued to adhere to our discipline during this remarkable market surge.

Investors shrugged off concerns about weaker company profits, slowing global growth, trade wars, and domestic and international political turmoil, as stock prices responded favorably to three rate cuts by the U.S. Federal Reserve.

Jacobs Levy’s investment process is engineered to combine human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. The firm’s stock selection process entails sophisticated modeling of a large number of stocks and proprietary factors using financial statements, analyst forecasts, corporate management signals, economic data and security pricing, as well as alternative data sources. Based on the fundamental valuations and opportunities discovered by our factor models, we forecast expected returns for every security in our investment universe. The Fund’s portfolio is diversified across individual stocks, industries, and sectors.

The Fund underperformed the benchmark return by 2.45% during the reporting period. During the partial-year period, security selection in Health Care, Energy and Materials detracted from performance, while security selection in Financials, Information Technology and Consumer Discretionary benefited the Fund’s returns. An overweight to Real Estate also detracted.

A 130-30 portfolio permits a modest amount of short exposure in conjunction with a predominantly long portfolio. The 130-30 portfolio allocates approximately 130% of capital to long equity exposures and approximately 30% of capital to short equity exposures, thus maintaining 100% net exposure to the underlying benchmark’s systematic risk and return. This portfolio structure enables us to exploit security valuation insights more fully.

In selecting stocks for either the long portfolio or short portfolio, Jacobs Levy employs an evaluation process that focuses on modeling many stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while seeking to manage overall portfolio risk exposures relative to the S&P 500 Index.

To implement this strategy, your portfolio is invested in a combination of direct U.S. equity positions and individual total return swaps on U.S. equity securities. Short exposure to equity securities is gained using swap contracts and long exposure to equity positions is gained by investing 100% of the portfolio directly in stocks and approximately 30% of the portfolio through swaps.

Fund Commentary (cont.)	NVIT U.S. 130/30 Equity Fund

While the strategy utilizes swaps as part of the implementation, stock selection and risk management are determined at the overall portfolio level through a unified investment process. For this reason, performance attribution of the swap positions is not a meaningful measure and should not be evaluated as a separate component of the portfolio’s total return.

Subadviser:

Jacobs Levy Equity Management, Inc.

Portfolio Managers:

Bruce I Jacobs, Ph.D. and Kenneth N. Levy, CFA

The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund uses a long/short strategy: a long position (i.e., the Fund owns a stock outright) will cause the Fund to lose money if the price of the stock declines, and a short position will cause the Fund to lose money if the price of the stock increases. Short sales involve a form of leverage (investment exposure that exceeds the initial amount invested), which can exaggerate the Fund’s losses. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	NVIT U.S. 130/30 Equity Fund

Asset Allocation1

Common Stocks	98.1%
Total Return Swaps	1.1%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries2

Software	9.6%
Health Care Providers & Services	7.0%
Hotels, Restaurants & Leisure	6.9%
Biotechnology	6.5%
Technology Hardware, Storage & Peripherals	6.3%
Insurance	6.0%
IT Services	5.0%
Interactive Media & Services	4.8%
Capital Markets	4.6%
Internet & Direct Marketing Retail	4.2%
Other Industries	39.1%
100.0%

Top Holdings2

Microsoft Corp.	6.4%
Alphabet, Inc., Class C	4.8%
Amazon.com, Inc.	3.4%
Mastercard, Inc., Class A	2.7%
Apple, Inc.	2.6%
Coca-Cola Co. (The)	2.4%
AbbVie, Inc.	2.1%
Starbucks Corp.	2.0%
Anthem, Inc.	2.0%
Allstate Corp. (The)	1.9%
Other Holdings	69.7%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

Fund Performance	NVIT U.S. 130/30 Equity Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

Inception[2],*
Class Y	5.05%
S&P 500® Index	7.95%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of October 24, 2019.

Fund Performance (cont.)	NVIT U.S. 130/30 Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT U.S. 130/30 Equity Fund from inception through 12/31/19 versus the S&P 500® Index for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	NVIT U.S. 130/30 Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (October 25, 2019, commencement of operations) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from October 25, 2019, commencement of operations through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from October 25, 2019, commencement of operations through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT U.S. 130/30 Equity Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class Y Shares	Actual	(b)	1,000.00	1,050.50	1.55	0.81
	Hypothetical	(c)(d)	1,000.00	1,021.12	4.13	0.81

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from October 25, 2019 through December 31, 2019 to reflect the period from commencement of operations.

(c)	Represents the hypothetical 5% return before expenses.

(d)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

Statement of Investments

December 31, 2019

NVIT U.S. 130/30 Equity Fund

Common Stocks 98.1%

	Shares	Value

Aerospace & Defense 1.1%
Arconic, Inc.	152,900	$4,704,733
Textron, Inc.	120,500	5,374,300

		10,079,033

Air Freight & Logistics 1.4%
CH Robinson Worldwide, Inc.	40,300	3,151,460
Expeditors International of Washington, Inc.	102,033	7,960,615
XPO Logistics, Inc.*	17,300	1,378,810

		12,490,885

Airlines 0.7%
United Airlines Holdings, Inc.*	74,500	6,562,705

Automobiles 2.6%
Ford Motor Co.	1,531,500	14,242,950
General Motors Co.	236,100	8,641,260

		22,884,210

Banks 1.1%
M&T Bank Corp.	58,313	9,898,632

Beverages 2.3%
Coca-Cola Co. (The)	378,580	20,954,403

Biotechnology 6.4%
AbbVie, Inc.	213,299	18,885,493
Biogen, Inc.*	53,400	15,845,382
Gilead Sciences, Inc.	248,400	16,141,032
Incyte Corp.*	60,700	5,300,324
Neurocrine Biosciences, Inc.*	8,400	902,916

		57,075,147

Building Products 0.5%
Lennox International, Inc.	10,400	2,537,288
Resideo Technologies, Inc.*	136,632	1,630,020

		4,167,308

Capital Markets 4.5%
Bank of New York Mellon Corp. (The)	57,400	2,888,942
Charles Schwab Corp. (The)	264,200	12,565,352
E*TRADE Financial Corp.	172,000	7,803,640
Northern Trust Corp.	110,900	11,782,016
Raymond James Financial, Inc.	64,010	5,726,335

		40,766,285

Chemicals 4.0%
Ashland Global Holdings, Inc.	9,100	696,423
Celanese Corp.	47,700	5,872,824
CF Industries Holdings, Inc.	62,700	2,993,298
Chemours Co. (The)	26,921	487,001
Corteva, Inc.	43,900	1,297,684
DuPont de Nemours, Inc.	223,600	14,355,120
Eastman Chemical Co.	39,600	3,138,696
FMC Corp.	58,100	5,799,542
WR Grace & Co.	24,100	1,683,385

		36,323,973

Common Stocks (continued)

	Shares	Value

Communications Equipment 1.2%
Arista Networks, Inc.*	14,167	$2,881,568
Juniper Networks, Inc.	320,300	7,888,989

		10,770,557

Containers & Packaging 0.1%
O-I Glass, Inc.	91,284	1,089,018

Diversified Consumer Services 0.0%†
frontdoor, Inc.*	7,346	348,347

Diversified Financial Services 0.5%
AXA Equitable Holdings, Inc.	193,827	4,803,033

Electric Utilities 1.5%
Duke Energy Corp.	35,535	3,241,147
FirstEnergy Corp.	120,000	5,832,000
Pinnacle West Capital Corp.	45,400	4,082,822

		13,155,969

Entertainment 2.2%
Activision Blizzard, Inc.	1,100	65,362
Electronic Arts, Inc.*	92,200	9,912,422
Live Nation Entertainment, Inc.*	45,400	3,244,738
Madison Square Garden Co. (The), Class A*	2,181	641,628
Take-Two Interactive Software, Inc.*	48,600	5,950,098

		19,814,248

Equity Real Estate Investment Trusts (REITs) 3.9%
American Tower Corp.	58,200	13,375,524
Camden Property Trust	30,118	3,195,520
Douglas Emmett, Inc.	15,594	684,577
Equity Residential	103,030	8,337,187
Invitation Homes, Inc.	31,069	931,138
SBA Communications Corp.	34,000	8,193,660
SITE Centers Corp.	29,841	418,371

		35,135,977

Food & Staples Retailing 2.0%
Kroger Co. (The)	229,200	6,644,508
Walgreens Boots Alliance, Inc.	190,200	11,214,192

		17,858,700

Food Products 1.4%
Archer-Daniels-Midland Co.	274,800	12,736,980

Health Care Equipment & Supplies 1.3%
ABIOMED, Inc.*	10,107	1,724,153
Align Technology, Inc.*	35,615	9,938,010

		11,662,163

Health Care Providers & Services 6.9%
AmerisourceBergen Corp.	92,800	7,889,856
Anthem, Inc.	56,900	17,185,507
Cardinal Health, Inc.	145,800	7,374,564
Humana, Inc.	44,900	16,456,748
McKesson Corp.	91,960	12,719,907

		61,626,582

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure 6.8%
Chipotle Mexican Grill, Inc.*	15,600	$13,058,916
Domino’s Pizza, Inc.	23,700	6,962,586
Hilton Worldwide Holdings, Inc.	106,400	11,800,824
Starbucks Corp.	204,100	17,944,472
Yum! Brands, Inc.	108,900	10,969,497

		60,736,295

Household Products 0.0%†
Kimberly-Clark Corp.	1,200	165,060

Independent Power and Renewable Electricity Producers 0.7%
NRG Energy, Inc.	153,600	6,105,600

Insurance 5.9%
Allstate Corp. (The)	147,842	16,624,833
Everest Re Group Ltd.	26,117	7,230,230
Mercury General Corp.	11,429	556,935
Prudential Financial, Inc.	130,600	12,242,444
Reinsurance Group of America, Inc.	35,429	5,777,053
Willis Towers Watson plc	53,351	10,773,701

		53,205,196

Interactive Media & Services 4.7%
Alphabet, Inc., Class C*	31,359	41,927,610

Internet & Direct Marketing Retail 4.1%
Amazon.com, Inc.*	16,436	30,371,098
Expedia Group, Inc.	47,719	5,160,333
Qurate Retail, Inc., Series A*	155,100	1,307,493

		36,838,924

IT Services 4.9%
DXC Technology Co.	57,600	2,165,184
Gartner, Inc.*	47,350	7,296,635
Mastercard, Inc., Class A	78,730	23,507,990
VeriSign, Inc.*	55,457	10,685,455

		43,655,264

Machinery 1.1%
AGCO Corp.	35,889	2,772,425
Cummins, Inc.	40,587	7,263,450

		10,035,875

Media 0.7%
Altice USA, Inc., Class A*	50,800	1,388,872
Liberty Media Corp-Liberty SiriusXM, Class A*	53,820	2,601,659
Sirius XM Holdings, Inc.	259,500	1,855,425

		5,845,956

Oil, Gas & Consumable Fuels 2.1%
HollyFrontier Corp.	56,800	2,880,328
Phillips 66	139,400	15,530,554
Valero Energy Corp.	2,400	224,760

		18,635,642

Pharmaceuticals 1.3%
Eli Lilly & Co.	41,136	5,406,504
Mylan NV*	317,300	6,377,730

		11,784,234

Common Stocks (continued)

	Shares	Value

Real Estate Management & Development 1.3%
CBRE Group, Inc., Class A*	186,392	$11,423,966

Road & Rail 0.3%
Landstar System, Inc.	24,925	2,838,210

Semiconductors & Semiconductor Equipment 1.7%
Micron Technology, Inc.*	190,700	10,255,846
Qorvo, Inc.*	42,700	4,963,021

		15,218,867

Software 9.4%
Citrix Systems, Inc.	93,300	10,346,970
Cornerstone OnDemand, Inc.*	26,265	1,537,816
Dropbox, Inc., Class A*	108,668	1,946,244
Fortinet, Inc.*	80,100	8,551,476
Microsoft Corp.	355,346	56,038,064
New Relic, Inc.*	24,200	1,590,182
Nuance Communications, Inc.*	36,184	645,161
Palo Alto Networks, Inc.*	6,013	1,390,506
PTC, Inc.*	27,370	2,049,739
Teradata Corp.*	11,007	294,658

		84,390,816

Specialty Retail 1.2%
Best Buy Co., Inc.	127,300	11,176,940

Technology Hardware, Storage & Peripherals 6.2%
Apple, Inc.	78,130	22,942,875
Dell Technologies, Inc., Class C*	81,393	4,182,786
Hewlett Packard Enterprise Co.	535,400	8,491,444
HP, Inc.	215,200	4,422,360
NetApp, Inc.	89,100	5,546,475
Western Digital Corp.	160,764	10,203,691

		55,789,631

Trading Companies & Distributors 0.1%
WESCO International, Inc.*	12,901	766,190

Total Investments (cost $832,124,683) — 98.1%		880,744,431

Other assets in excess of liabilities — 1.9%		16,938,142

NET ASSETS — 100.0%		$897,682,573

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019:
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
ACADIA Pharmaceuticals, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	32,160	38,270	38,270
Activision Blizzard, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	151,400	35,579	35,579
AGNC Investment Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	279,700	53,143	53,143
Air Lease Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	20,751	9,545	9,545
Alteryx, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	23,500	65,095	65,095
Amcor plc	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	440,051	48,406	48,406
American International Group, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	11/30/2020	49,900	12,974	12,974
AmerisourceBergen Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	12,330	1,356	1,356
Annaly Capital Management, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	503,200	40,256	40,256
Arrow Electronics, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	62,833	13,823	13,823
Arrowhead Pharmaceuticals, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	11,320	16,980	16,980
Ashland Global Holdings, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	67,711	2,031	2,031
AXA Equitable Holdings, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	27,664	4,980	4,980
Bank of New York Mellon Corp. (The)	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	241,400	2,414	2,414
BorgWarner, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	72,344	27,491	27,491

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
Cabot Oil & Gas Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	266,200	50,578	50,578
CarMax, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	67,700	49,421	49,421
Carvana Co.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	6,900	39,813	39,813
Catalent, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	40,720	6,108	6,108
Douglas Emmett, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	70,571	26,817	26,817
Dropbox, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	256,054	48,650	48,650
DXC Technology Co.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	63,254	72,742	72,742
Element Solutions, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	136,595	13,660	13,660
Energizer Holdings, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	72,300	47,718	47,718
Envestnet, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	24,426	47,142	47,142
Equity Commonwealth	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	50,865	11,190	11,190
Equity Residential	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	8,500	4,569	4,569
Everest Re Group Ltd.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	292	242	242
Exact Sciences Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	4,700	7,614	7,614

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
Expeditors International of Washington, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	24,900	12,450	12,450
F5 Networks, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	46,952	22,537	22,537
Fiserv, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	41,900	60,755	60,755
Fluor Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	179,500	152,575	152,575
frontdoor, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	17,300	2,941	2,941
General Motors Co.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	43,072	1,723	1,723
Gentex Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	155,930	2,339	2,339
Global Payments, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	26,097	8,612	8,612
Grubhub, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	37,600	15,792	15,792
Guardant Health, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	6,550	4,389	4,389
Harley-Davidson, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	124,689	71,073	71,073
HP, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	262,184	51,441	51,441
ICU Medical, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	10,713	9,749	9,749
Invitation Homes, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	128,178	58,962	58,962

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
Jabil, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	206,031	20,603	20,603
Keysight Technologies, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	43,100	25,860	25,860
Kimberly-Clark Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	98,531	50,251	50,251
Kraft Heinz Co. (The)	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	286,560	146,146	146,146
Kroger Co. (The)	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	167,100	38,433	38,433
L3Harris Technologies, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	22,920	88,013	88,013
Landstar System, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	9,993	6,895	6,895
Liberty Media Corp-Liberty SiriusXM	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	15,327	2,606	2,606
Littelfuse, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	16,121	11,607	11,607
M&T Bank Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	5,000	1,000	1,000
Macquarie Infrastructure Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	46,059	9,672	9,672
ManpowerGroup, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	36,071	1,443	1,443
Marathon Petroleum Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	82,900	10,777	10,777
Marriott Vacations Worldwide Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	20,101	25,327	25,327
MercadoLibre, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	3,410	93,093	93,093

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
Mercury General Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	15,967	2,395	2,395
Mercury Systems, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	20,280	24,133	24,133
Microchip Technology, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	49,100	37,316	37,316
MongoDB, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	11,600	29,232	29,232
Mylan NV	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	63,450	24,111	24,111
NetApp, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	48,020	39,376	39,376
New Residential Investment Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	296,980	17,819	17,819
NewMarket Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	5,435	27,918	27,918
Nu Skin Enterprises, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	17,406	7,659	7,659
O-I Glass, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	184,075	11,045	11,045
OneMain Holdings, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	23,386	10,056	10,056
PBF Energy, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	48,838	14,651	14,651
Pentair plc	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	176,053	15,845	15,845
Pinnacle West Capital Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	2,600	2,808	2,808

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
Portland General Electric Co.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	42,399	26,924	26,924
Q2 Holdings, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	18,462	25,108	25,108
Reinsurance Group of America, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	4,500	4,770	4,770
Resideo Technologies, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	46,630	8,393	8,393
Roku, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	5,800	32,596	32,596
Roper Technologies, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	3,866	11,869	11,869
Sarepta Therapeutics, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	11/30/2020	1,800	1,314	1,314
Science Applications International Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	54,192	67,740	67,740
ServiceMaster Global Holdings, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	47,229	8,029	8,029
SITE Centers Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	128,571	59,142	59,142
Spirit Realty Capital, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	34,562	23,329	23,329
SS&C Technologies Holdings, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	92,100	10,131	10,131
Stericycle, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	77,202	17,756	17,756
SYNNEX Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	12,800	2,432	2,432
Teradata Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	144,524	23,124	23,124

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
Tesla, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	11,000	132,550	132,550
Thermo Fisher Scientific, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	14,855	22,133	22,133
Toro Co. (The)	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	2/26/2021	49,320	12,368	12,368
Trade Desk, Inc. (The)	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	2,300	28,911	28,911
Truist Financial Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	79,403	12,704	12,704
Twilio, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	5,800	12,470	12,470
Two Harbors Investment Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	312,349	28,111	28,111
Ubiquiti, Inc.	Increases in total return of reference entity	OBFR - 0.25 to 1.55% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	8,013	3,125	3,125
Valero Energy Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	157,400	70,830	70,830
Voya Financial, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	48,983	23,022	23,022
Walt Disney Co. (The)	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	30,395	8,187	8,187
WESCO International, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	36,277	2,902	2,902
Westinghouse Air Brake Technologies Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	64,300	48,225	48,225
WR Grace & Co.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	59,993	31,796	31,796
Zebra Technologies Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	7,740	4,334	4,334

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
Zoetis, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	37,010	33,309	33,309

							2,867,669	2,867,669

AECOM	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	83,397	(2,502)	(2,502)
AGCO Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	42,807	(21,403)	(21,403)
Amazon.com, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	3,162	(69,437)	(69,437)
Amphenol Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	42,880	(18,010)	(18,010)
Arconic, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	66,260	(24,516)	(24,516)
Arista Networks, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	3,059	(3,151)	(3,151)
Berry Global Group, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	2/26/2021	30,869	(762)	(762)
Bio-Rad Laboratories, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	12,786	(21,480)	(21,480)
Bio-Techne Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	21,740	(25,871)	(25,871)
Brighthouse Financial, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	59,853	(15,562)	(15,562)
Cable One, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	2,404	(21,732)	(21,732)
Cigna Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	28,000	(13,720)	(13,720)
Cirrus Logic, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	40,171	(38,162)	(38,162)

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
CommScope Holding Co., Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	85,630	(20,551)	(20,551)
Conagra Brands, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	157,900	(9,474)	(9,474)
Concho Resources, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	67,700	(148,940)	(148,940)
Constellation Brands, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	20,419	(10,618)	(10,618)
Copart, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	50,250	(6,030)	(6,030)
Cornerstone OnDemand, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	42,194	(844)	(844)
Diamondback Energy, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	59,470	(124,292)	(124,292)
Eldorado Resorts, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	21,451	(10,296)	(10,296)
Electronic Arts, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	1,100	(1,012)	(1,012)
Eli Lilly & Co.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	75,551	(6,800)	(6,800)
EMCOR Group, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	47,062	(37,650)	(37,650)
Expedia Group, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	4,705	(847)	(847)
FireEye, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	220,300	(30,842)	(30,842)
FMC Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	1,500	(1,305)	(1,305)

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
Ford Motor Co.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	88,400	(5,304)	(5,304)
GCI Liberty, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	30,150	(3,316)	(3,316)
Global Blood Therapeutics, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	5,671	(1,928)	(1,928)
Hanesbrands, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	312,484	(6,250)	(6,250)
HollyFrontier Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	25,580	(6,907)	(6,907)
Humana, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	98	(385)	(385)
Incyte Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	33,594	(35,946)	(35,946)
International Flavors & Fragrances, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	38,500	(93,555)	(93,555)
KKR & Co., Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	178,829	–	–
Knight-Swift Transportation Holdings, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	102,393	(4,096)	(4,096)
Leggett & Platt, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	105,348	(6,321)	(6,321)
Linde plc	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	24,600	(15,744)	(15,744)
LPL Financial Holdings, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	11,400	(3,762)	(3,762)
Madison Square Garden Co. (The)	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	14,122	(28,809)	(28,809)
MFA Financial, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	585,860	(76,162)	(76,162)

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
Micron Technology, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	29,310	(7,327)	(7,327)
Molina Healthcare, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	19,800	(8,118)	(8,118)
Nektar Therapeutics	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	18,000	(270)	(270)
Northern Trust Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	14,400	(720)	(720)
Nuance Communications, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	115,593	(8,091)	(8,091)
Nutanix, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	20,200	(9,696)	(9,696)
Perrigo Co. plc	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	81,659	(21,231)	(21,231)
Post Holdings, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	10,100	(505)	(505)
Pure Storage, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	104,901	(9,441)	(9,441)
Qurate Retail, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	176,212	(23,789)	(23,789)
Raymond James Financial, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	2,500	(1,175)	(1,175)
Repligen Corp.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	23,100	(6,237)	(6,237)
Seattle Genetics, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	15,670	(13,163)	(13,163)
Sprouts Farmers Market, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	47,200	(7,552)	(7,552)

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
Syneos Health, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	35,516	(15,805)	(15,805)
Sysco Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	147,232	(29,446)	(29,446)
Take-Two Interactive Software, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	12,670	(25,847)	(25,847)
Teladoc Health, Inc.	Increases in total return of reference entity	OBFR - 0.80% to 0.81% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	43,300	(16,021)	(16,021)
Texas Capital Bancshares, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	27,102	(6,504)	(6,504)
Thor Industries, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	52,400	(15,196)	(15,196)
TransDigm Group, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	7,958	(226,962)	(226,962)
Twitter, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	157,200	(78,600)	(78,600)
United Therapeutics Corp.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	1/29/2021	28,508	(21,381)	(21,381)
VeriSign, Inc.	1 month USD LIBOR + 0.30% and decreases in total return of reference entity	Increases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	5,300	(7,261)	(7,261)
Virtu Financial, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	115,561	(1,156)	(1,156)
Williams Cos., Inc. (The)	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	11/30/2020	11,260	(1,464)	(1,464)

Statement of Investments (Continued)

December 31, 2019

NVIT U.S. 130/30 Equity Fund (Continued)

OTC Total return swap contracts outstanding as of December 31, 2019: (Continued)
Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Quantity	Unrealized Appreciation (Depreciation) ($)	Value ($)
WP Carey, Inc.	Increases in total return of reference entity	OBFR - 0.25% and decreases in total return of reference entity	Monthly	JPMorgan Chase Bank NA	12/31/2020	47,902	(71,278)	(71,278)

							(1,608,530)	(1,608,530)

							1,259,139	1,259,139

Financing Costs of Swap Contracts							(13,823)	(13,823)

Total Unrealized Appreciation (Depreciation) including Financing Costs of Swap Contracts							1,245,316	1,245,316

LIBOR	London Interbank Offered Rate

OBFR	Overnight Bank Funding Rate

At December 31, 2019, the Fund has $181,466 segregated as collateral for swap contracts.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2019

NVIT U.S. 130/30 Equity Fund
Assets:
Investment securities, at value (cost $832,124,683)	$880,744,431
Cash	19,922,657
Cash pledged for swap contracts	181,466
Swap contracts, at value (Note 2)	2,867,669
Interest and dividends receivable	749,465
Receivable for investments sold	1,236,340
Receivable for capital shares issued	14,430
Receivable for closed swap contracts	33,177
Prepaid offering costs	43,826

Total Assets	905,793,461

Liabilities:
Payable for investments purchased	5,402,029
Swap contracts, at value (Note 2)	1,622,353
Payable for capital shares redeemed	469,715
Due to broker	17,805
Accrued expenses and other payables:
Investment advisory fees	572,498
Fund administration fees	16,355
Accounting and transfer agent fees	440
Trustee fees	100
Custodian fees	6,116
Compliance program costs (Note 3)	627
Professional fees	283
Printing fees	2,445
Other	122

Total Liabilities	8,110,888

Net Assets	$897,682,573

Represented by:
Capital	$849,123,535
Total distributable earnings (loss)	48,559,038

Net Assets	$897,682,573

Net Assets:
Class Y Shares	$897,682,573

Total	$897,682,573

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	85,544,111

Total	85,544,111

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$10.49

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Period Ended December 31, 2019

NVIT U.S. 130/30 Equity Fund(a)
INVESTMENT INCOME:
Dividend income	$2,912,707
Interest income	29,435

Total Income	2,942,142

EXPENSES:
Investment advisory fees	1,137,526
Fund administration fees	32,338
Professional fees	40,609
Printing fees	2,520
Trustee fees	3,900
Custodian fees	6,499
Offering costs^	8,630
Accounting and transfer agent fees	441
Compliance program costs (Note 3)	627
Other	3,456

Total Expenses	1,236,546

NET INVESTMENT INCOME	1,705,596

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	5,253,129
Expiration or closing of swap contracts (Note 2)	(8,506,396)

Net realized losses	(3,253,267)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	48,619,748
Swap contracts (Note 2)	1,245,316

Net change in unrealized appreciation/depreciation	49,865,064

Net realized/unrealized gains	46,611,797

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$48,317,393

(a)	For the period from October 25, 2019 (commencement of operations) through December 31, 2019.

^	Amounts are amortized over 12-month period.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

NVIT U.S. 130/30 Equity Fund

Period Ended December 31, 2019(a)
Operations:
Net investment income	$1,705,596
Net realized losses	(3,253,267)
Net change in unrealized appreciation/depreciation	49,865,064

Change in net assets resulting from operations	48,317,393

Distributions to Shareholders From:
Distributable earnings:
Class Y	(718)
Return of capital:
Class Y	(1,283,951)

Change in net assets from shareholder distributions	(1,284,669)

Change in net assets from capital transactions	850,649,849

Change in net assets	897,682,573

Net Assets:
Beginning of period	–

End of period	$897,682,573

CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued	$880,870,106
Dividends reinvested	1,284,669
Cost of shares redeemed	(31,504,926)

Total Class Y Shares	850,649,849

Change in net assets from capital transactions	$850,649,849

SHARE TRANSACTIONS:
Class Y Shares
Issued	88,486,694
Reinvested	125,089
Redeemed	(3,067,672)

Total Class Y Shares	85,544,111

Total change in shares	85,544,111

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from October 25, 2019 (commencement of operations) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT U.S. 130/30 Equity Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period†	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)
Class Y Shares
Period Ended December 31, 2019 (e)	$10.00	0.02	0.48	0.50	–	(0.01)	(0.01)	$10.49	5.05%	$897,682,573	0.80%	1.12%	0.80%	34.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year, with the exception of offering costs, as applicable.
(e)	For the period from October 25, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of October 24, 2019 through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the four (4) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only other series of the Trust that operate as a fund-of-funds, such as the NVIT Cardinal Funds, hold shares of the Funds.

-	NVIT GS International Equity Insights Fund (“GS International”)
-	NVIT GS Large Cap Equity Insights Fund (“GS Large Cap”)
-	NVIT GS Small Cap Equity Insights Fund (“GS Small Cap”)
-	NVIT U.S. 130/30 Equity Fund (“U.S. 130/30”)

The Funds currently offer Class Y shares.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

GS International, GS Large Cap, GS Small Cap and U.S. 130/30 commenced operations on November 15, 2019, October 25, 2019, October 11, 2019 and October 25, 2019, respectively.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

Notes to Financial Statements (Continued)

December 31, 2019

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

Notes to Financial Statements (Continued)

December 31, 2019

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of December 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

GS International

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$44,677,991	$—	$44,677,991
Air Freight & Logistics	—	5,738,657	—	5,738,657
Airlines	—	20,852,891	—	20,852,891
Auto Components	—	34,483,531	—	34,483,531
Automobiles	—	25,988,639	—	25,988,639
Banks	—	103,836,694	—	103,836,694
Beverages	—	15,818,824	—	15,818,824
Biotechnology	—	12,975,726	—	12,975,726
Building Products	—	13,736,916	—	13,736,916
Capital Markets	—	63,867,216	—	63,867,216
Chemicals	—	35,615,630	—	35,615,630
Commercial Services & Supplies	—	34,635,529	—	34,635,529
Communications Equipment	—	898,923	—	898,923
Construction & Engineering	—	4,348,320	—	4,348,320

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Construction Materials	$—	$16,568,040	$—	$16,568,040
Containers & Packaging	—	945,711	—	945,711
Distributors	—	2,580,272	—	2,580,272
Diversified Consumer Services	—	263,462	—	263,462
Diversified Financial Services	—	9,977,688	—	9,977,688
Diversified Telecommunication Services	—	30,188,923	—	30,188,923
Electric Utilities	—	25,345,225	—	25,345,225
Electrical Equipment	—	45,911,087	—	45,911,087
Electronic Equipment, Instruments & Components	—	14,336,601	—	14,336,601
Energy Equipment & Services	—	569,360	—	569,360
Entertainment	—	1,550,387	—	1,550,387
Equity Real Estate Investment Trusts (REITs)	—	25,549,806	—	25,549,806
Food & Staples Retailing	—	59,246,396	—	59,246,396
Food Products	—	46,010,828	—	46,010,828
Gas Utilities	—	2,884,419	—	2,884,419
Health Care Equipment & Supplies	—	19,594,556	—	19,594,556
Health Care Providers & Services	—	15,533,768	—	15,533,768
Hotels, Restaurants & Leisure	2,305,901	12,025,694	—	14,331,595
Household Durables	—	79,622,280	—	79,622,280
Household Products	—	16,861,847	—	16,861,847
Independent Power and Renewable Electricity Producers	—	7,149,872	—	7,149,872
Industrial Conglomerates	—	15,711,263	—	15,711,263
Insurance	—	137,390,432	—	137,390,432
Interactive Media & Services	—	2,661,717	—	2,661,717
IT Services	—	78,600,217	—	78,600,217
Leisure Products	—	593,517	—	593,517
Life Sciences Tools & Services	—	3,961,994	—	3,961,994
Machinery	—	36,961,426	—	36,961,426
Marine	—	11,570,836	—	11,570,836
Media	—	18,692,585	—	18,692,585
Metals & Mining	4,151,520	56,114,559	—	60,266,079
Multiline Retail	—	9,988,985	—	9,988,985
Multi-Utilities	—	3,107,640	—	3,107,640
Oil, Gas & Consumable Fuels	8,558,918	42,161,287	—	50,720,205
Paper & Forest Products	—	27,398,392	—	27,398,392
Personal Products	6,635,893	287,914	—	6,923,807
Pharmaceuticals	—	179,188,537	—	179,188,537
Professional Services	—	23,025,290	—	23,025,290
Real Estate Management & Development	—	32,691,403	—	32,691,403
Road & Rail	—	916,812	—	916,812
Semiconductors & Semiconductor Equipment	4,128,060	37,863,719	—	41,991,779
Software	—	3,721,328	—	3,721,328
Specialty Retail	—	11,666,836	—	11,666,836
Technology Hardware, Storage & Peripherals	—	12,259,048	—	12,259,048
Textiles, Apparel & Luxury Goods	—	1,501,479	—	1,501,479
Thrifts & Mortgage Finance	—	438,144	—	438,144
Tobacco	—	3,605,412	—	3,605,412
Trading Companies & Distributors	—	16,380,724	—	16,380,724

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Transportation Infrastructure	$—	$12,887,821	$—	$12,887,821
Wireless Telecommunication Services	—	2,950,610	—	2,950,610
Total Common Stocks	$25,780,292	$1,634,491,636	$—	$1,660,271,928
Repurchase Agreements	$—	$7,295,417	$—	$7,295,417
Total	$25,780,292	$1,641,787,053	$—	$1,667,567,345

GS Large Cap

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,679,435,761	$—	$—	$2,679,435,761
Repurchase Agreements	—	50,999,118	—	50,999,118
Total	$2,679,435,761	$50,999,118	$—	$2,730,434,879

GS Small Cap

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$196,107,712	$—	$—	$196,107,712
Repurchase Agreements	—	24,969,359	—	24,969,359
Total	$196,107,712	$24,969,359	$—	$221,077,071

U.S. 130/30

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$880,744,431	$—	$—	$880,744,431
Swap Contracts	—	2,867,669	—	2,867,669
Total Assets	$880,744,431	$2,867,669	$—	$883,612,100
Liabilities:
Swap Contracts	$—	$(1,622,353)	$—	$(1,622,353)
Total Liabilities	$—	$(1,622,353)	$—	$(1,622,353)
Total	$880,744,431	$1,245,316	$—	$881,989,747

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the

Notes to Financial Statements (Continued)

December 31, 2019

relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Swap Contracts

Total Return Swap Contracts — Certain Funds entered into total return swap contracts to take long and short positions in equities as part of its investment strategy. Total return swap contracts are agreements in which the Fund and the counterparty each agree to pay the other party the difference between the relative investment performance that would have been achieved if the notional amount of the total return swap contract had been invested in the particular foreign market and/or foreign indices and the return for payments equal to the fixed or floating rate of interest. The counterparty to a total return swap contract is a financial institution. The Fund has segregated liquid assets to cover its obligations under the total return swap contract.

The Fund entered into total return swap contracts on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of a total return swap contract or periodically during its term. Total return swap contracts normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to total return swap contracts is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swap contracts are marked-to-market daily based on valuations from an independent pricing service. An independent pricing service can utilize daily swap curves and models that incorporate a number of market data factors, such as, but not limited to, discounted cash flows, trades, and values of the underlying reference instruments, such as the foreign market and/or foreign index. Total return swap contracts are generally categorized as Level 2 investments within the hierarchy.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” for over-the counter (“OTC”) swaps, in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts”, as applicable.

(d)	Futures Contracts

Certain Funds are subject to equity and interest rate risk in the normal course of pursuing its objective(s). Certain Funds entered into financial futures contracts (“futures contracts”) to equitize cash balances, i.e. to reduce active risk of the portfolio relative to its benchmark and to more efficiently manage the portfolio (i.e. intra-day hedging of buy/sell orders). Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Notes to Financial Statements (Continued)

December 31, 2019

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Funds’ futures contracts are reflected in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts”.

At December 31, 2019, the Funds had no open futures contracts.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

U.S. 130/30

Assets:	Statement of Assets and Liabilities	Fair Value
Swap Contracts
Equity risk	Swap contracts, at value	$2,867,669
Total		$2,867,669
Liabilities:
Swap Contracts
Equity risk	Swap contracts, at value	$(1,622,353)
Total		$(1,622,353)

Notes to Financial Statements (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2019

GS International

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$908,432
Total	$908,432

GS Large Cap

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$8,899,963
Total	$8,899,963

GS Small Cap

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$824,333
Total	$824,333

U.S. 130/30

Realized Gains (Losses):	Total
Swap Contracts
Equity risk	$(8,506,396)
Total	$(8,506,396)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Period Ended December 31, 2019

U.S. 130/30

Unrealized Appreciation/Depreciation:	Total
Swap Contracts
Equity risk	$1,245,316
Total	$1,245,316

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the period ended December 31, 2019:

GS International

Futures Contracts:
Average Notional Balance Long	$22,128,922

GS Large Cap

Futures Contracts:
Average Notional Balance Long	$17,811,582

Notes to Financial Statements (Continued)

December 31, 2019

GS Small Cap

Futures Contracts:
Average Notional Balance Long	$1,062,400

U.S. 130/30

Total Return Swaps:
Average Notional Balance — Receives Float Rate	$218,779,155
Average Notional Balance — Pays Float Rate	$215,153,083

Certain Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

The following tables set forth the Funds’ net exposure by counterparty for OTC total return swap contracts that may be subject to enforceable master netting arrangements or similar arrangements as of December 31, 2019:

U.S. 130/30

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivatives	Derivatives Available for Offset	Collateral Received	Net Amount of Asset Derivatives
JPMorgan Chase Bank	Swap Contracts	$2,867,669	$(1,622,353)	$—	$1,245,316
Total		$2,867,669	$(1,622,353)	$—	$1,245,316

Notes to Financial Statements (Continued)

December 31, 2019

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
JPMorgan Chase Bank	Swap Contracts	$(1,622,353)	$1,622,353	$—	$—
Total		$(1,622,353)	$1,622,353	$—	$—

Amounts designated as “—” are zero.

(e)	Securities Lending

During the period ended December 31, 2019, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent its portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, which was comprised of repurchase agreements purchased with cash collateral were as follow:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
GS International	$7,295,417
GS Large Cap	50,999,118
GS Small Cap	24,969,359

The Trust’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal

Notes to Financial Statements (Continued)

December 31, 2019

to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019 the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the period ended December 31, 2019, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Funds’ custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Notes to Financial Statements (Continued)

December 31, 2019

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

At December 31, 2019, the Funds’ investment in the joint repos were subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
GS International Equity	Bank of America NA	$5,295,417	$—	$5,295,417	$(5,295,417)	$—
GS International Equity	BofA Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
GS International Equity	Citigroup Global Markets Ltd.	1,000,000	—	1,000,000	(1,000,000)	—
Total		$7,295,417	$—	$7,295,417	$(7,295,417)	$—

Notes to Financial Statements (Continued)

December 31, 2019

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
GS Large Cap	Bank of America NA	$2,699,118	$—	$2,699,118	$(2,699,118)	$—
GS Large Cap	BofA Securities, Inc.	12,000,000	—	12,000,000	(12,000,000)	—
GS Large Cap	Deutsche Bank Securities, Inc.	6,300,000	—	6,300,000	(6,300,000)	—
GS Large Cap	NatWest Markets Securities, Inc.	30,000,000	—	30,000,000	(30,000,000)	—
Total		$50,999,118	$—	$50,999,118	$(50,999,118)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
GS Small Cap	Bank of America NA	$2,969,359	$—	$2,969,359	$(2,969,359)	$—
GS Small Cap	BofA Securities, Inc.	3,000,000	—	3,000,000	(3,000,000)	—
GS Small Cap	Citigroup Global Markets Ltd.	2,000,000	—	2,000,000	(2,000,000)	—
GS Small Cap	NatWest Markets Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
GS Small Cap	Nomura Securities International, Inc.	6,000,000	—	6,000,000	(6,000,000)	—
GS Small Cap	Pershing LLC	1,000,000	—	1,000,000	(1,000,000)	—
Total		$24,969,359	$—	$24,969,359	$(24,969,359)	$—

Amounts designated as “—” are zero.

Notes to Financial Statements (Continued)

December 31, 2019

*

At December 31, 2019, the value of the collateral received exceeded the market value of each Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date. Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will re-characterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to foreign currency gain/loss, non-deductible expenses, net operating loss netting to short-term gains and treatment of notional principal contracts. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain

Notes to Financial Statements (Continued)

December 31, 2019

futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the period ended December 31, 2019 were as follows:

Fund	Capital	Total distributable earnings (loss)
GS International	$(827,243)	$827,243
GS Large Cap	(8,767)	8,767
GS Small Cap	(10,548)	10,548
U.S. 130/30	(8,630)	8,630

(i)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(j)	Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadvisers.

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the subadvisers for each Fund were as follows:

Fund	Subadviser
GS International	Goldman Sachs Asset Management, L.P. (“GSAM”)
GS Large Cap	GSAM
GS Small Cap	GSAM
U.S. 130/30	Jacob Levy Equity Management Inc.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the period ended December 31, 2019, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
GS International	Up to $200 million	0.78%
	$200 million up to $500 million	0.73%
	$500 million up to $1 billion	0.70%
	$1 billion up to $2 billion	0.68%
	$2 billion and more	0.67%
GS Large Cap	Up to $200 million	0.58%
	$200 million up to $500 million	0.55%
	$500 million up to $1 billion	0.53%
	$1 billion up to $2 billion	0.52%
	$2 billion and more	0.51%
GS Small Cap	Up to $100 million	0.72%
	$100 million up to $200 million	0.68%
	$200 million and more	0.66%
U.S. 130/30	Up to $200 million	0.93%
	$200 million up to $500 million	0.73%
	$500 million and more	0.68%

For the year ended December 31, 2019, the effective advisory fee rates were as follows:

FUND	Effective Advisory Fee Rate
GS International	0.69%
GS Large Cap	0.52
GS Small Cap	0.69
U.S. 130/30	0.74

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

Notes to Financial Statements (Continued)

December 31, 2019

assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the period ended December 31, 2019, NFM earned $179,678 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2019, the Funds’ aggregate portion of such costs amounted to $3,431.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the period ended December 31, 2019, the Funds had no borrowings under the line of credit.

Each Fund is not yet a party to this agreement, although it will be added as a party upon renewal of the agreement.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program

Notes to Financial Statements (Continued)

December 31, 2019

only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the period ended December 31, 2019, none of the Funds engaged in interfund lending.

5.  Investment Transactions

For the period ended December 31, 2019, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
GS International	$1,752,542,047	$137,697,016
GS Large Cap	3,266,898,720	711,646,044
GS Small Cap	243,957,723	63,544,622
U.S. 130/30	1,017,186,876	190,314,604
*	Includes purchases and sales of long-term U.S. Government securities, if any.

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

Notes to Financial Statements (Continued)

December 31, 2019

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date.

9.  Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2019 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
GS International	$—	$—	$—	$—	$—
GS Large Cap	4,637,035	—	4,637,035	—	4,637,035
GS Small Cap	252,406	—	252,406	—	252,406
U.S. 130/30	—	718	718	1,283,951	1,284,669

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
GS International	$—	$473,414	$473,414	$—	$44,537,066	$45,010,480
GS Large Cap	11,955,397	5,443,726	17,399,123	—	118,797,670	136,196,793
GS Small Cap	3,547,255	500,097	4,047,352	—	12,582,178	16,629,530
U.S. 130/30	—	—	—	—	48,559,038	48,559,038

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
GS International	$1,623,348,477	$60,421,199	$(16,202,331)	$44,218,868
GS Large Cap	2,611,637,209	133,015,085	(14,217,415)	118,797,670
GS Small Cap	208,494,893	15,506,165	(2,923,987)	12,582,178
U.S. 130/30	833,430,709	56,915,084	(8,356,046)	48,559,038

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of each of the funds listed in the table below (four of the funds constituting Nationwide Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

NVIT GS International Equity Insights Fund (1)	NVIT GS Small Cap Equity Insights Fund (2)
NVIT GS Large Cap Equity Insights Fund (3)	NVIT U.S. 130/30 Equity Fund (3)

(1)  Statements of operations and changes in net assets for the period November 15, 2019 (commencement of operations) through December 31, 2019.

(2)  Statements of operations and changes in net assets for the period October 11, 2019 (commencement of operations) through December 31, 2019.

(3)  Statements of operations and changes in net assets for the period October 25, 2019 (commencement of operations) through December 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

Supplemental Information

December 31, 2019 (Unaudited)

NVIT GS Large Cap Equity Insights Fund,

NVIT GS Small Cap Equity Insights Fund,

NVIT GS International Equity Insights Fund, and

NVIT GS Emerging Markets Equity Insights Fund

Initial Approval of Nationwide Fund Advisors Investment Advisory Agreement and Goldman Sachs Asset Management, L.P. Sub-advisory Agreement

Summary of Factors Considered by the Board

At the June 12, 2019 meeting of the Board of Trustees, the Board, including the Independent Trustees, considered and unanimously approved, on behalf of NVIT GS Large Cap Equity Insights Fund, NVIT GS Small Cap Equity Insights Fund, NVIT GS International Equity Insights Fund, and NVIT GS Emerging Markets Equity Insights Fund (the “Funds”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Sub-advisory Agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Board was provided with detailed materials relating to the Funds, NFA, and GSAM in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Advisory Agreements.

In making their determinations, the Board took into account information provided to them as to the services to be provided by NFA and GSAM under the Advisory Agreements, including information relating to the investment strategies and processes for each of the Funds. The Board also considered the experience of the investment personnel of GSAM who would be managing the Funds. The Board considered performance information that was based on the performance of the GSAM strategies that would be used by the Funds, including information shown with respect to the Large Cap and Emerging Markets strategies “back-tested” to incorporate strategy modifications requested by NFA.

The Board considered the advisory fees that NFA proposed for the Funds and the proposed sub-advisory fees for each of the Funds. The Board considered the category of peer funds to which NFA expected each Fund to be assigned, and considered NFA’s statement that actual advisory fees of the Funds were in each case below the median of the management fees of the funds in the Funds’ presumed Lipper, Inc. categories, and in the case of each of the Funds other than the NVIT GS International Equity Insights Fund, in the first or second quintile in comparison with the Fund’s peers as ranked by Broadridge Financial Solutions, Inc. (third quintile in the case of the NVIT GS International Equity Insights Fund). The Board also considered NFA’s statement that the Funds’ total expense ratios were in each case below the medians of their Lipper categories and in the first or second quintile compared to their Broadridge peers. The Board considered that the non-compensatory terms of the proposed Advisory Agreements were substantially similar in all material respects to the terms of advisory and sub-advisory agreements that the Trust currently has in place for other Nationwide Funds.

The Trustees considered whether each of the Funds may benefit from economies of scale realized by the Adviser in the event of growth in a Fund’s assets. The Trustees noted that the advisory and sub-advisory fee rate schedules for each of the Funds are subject to contractual breakpoints reducing the Fund’s advisory and sub-advisory fee rates if the assets of a Fund increase over certain thresholds.

The Board determined to defer any review of potential fallout benefits of the Advisory Agreements to NFA and GSAM, if any, until the Funds had been in operation for a reasonable period of time.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

NFA, Trust counsel, and independent legal counsel, the Board, including all of the Independent Trustees, voting separately, unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

NVIT U.S. 130/30 Equity Fund

Initial Approval of Advisory Agreement and Sub-advisory Agreement

Summary of Factors Considered by the Board

At the September 11, 2019 meeting of the Board of Trustees, the Board, including the Independent Trustees, considered and unanimously approved, on behalf of the NVIT U.S. 130/30 Equity Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Sub-advisory Agreement with Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Board was provided with detailed materials relating to the Fund, NFA and Jacobs Levy in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Advisory Agreements.

In making their determinations, the Board took into account information provided to them as to the services to be provided by NFA and Jacobs Levy under the Advisory Agreements, including information relating to Jacobs Levy’s investment strategy and process for the Fund. The Board also considered the experience of the portfolio managers at Jacobs Levy expected to manage the Fund. The Board considered information regarding the experience of Jacobs Levy in managing the proposed investment strategy and other similar investment strategies, as well as historical performance of Jacobs Levy in managing the investment strategy it would implement for the Fund.

The Board considered the advisory fee that NFA proposed for the Fund and the sub-advisory fee to be paid by NFA to Jacobs Levy. The Board considered information regarding the category of peer funds to which NFA expected the Fund to be assigned by the Lipper organization, and considered that, at the anticipated asset level of the Fund during its first year, NFA expects that the proposed actual advisory fee (including sub-advisory fee) and total expense ratio of the Fund will be below the median of the Fund’s Lipper peer group. The Board also considered that the non-compensatory terms of the proposed Advisory Agreements were substantially similar in all material respects to the terms of advisory and sub-advisory agreements that the Trust currently has in place for other series of the Nationwide Variable Insurance Trust.

The Board considered whether the Fund may benefit from economies of scale realized by NFA in the event of growth in a Fund’s assets. The Trustees noted that the advisory and sub-advisory fee rate schedules for the Fund are subject to contractual breakpoints reducing the Fund’s advisory and sub-advisory fee rates if the Fund’s assets increase over certain thresholds.

The Board determined to defer any review of profitability and potential fallout benefits of the Advisory Agreements to NFA and Jacobs Levy, if any, until the Fund had been in operation for a reasonable period of time.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Board, including all of the Independent Trustees, voting separately, unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
GS Large Cap	34.67%
GS Small Cap	9.98

Certain Funds have derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
GS International	$606,285	$0.0037

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
GS International	$97,697	$0.0006

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

Annual Report

December 31, 2019

Federated NVIT High Income Bond Fund

AR-FHI 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	Federated NVIT High Income Bond Fund

For the annual period ended December 31, 2019, the Federated NVIT High Income Bond Fund (Class I) returned 14.74%* versus 14.32% for its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index. For broader comparison, the return for the Fund’s Morningstar® insurance funds peer category, High Yield Bond (consisting of 89 funds as of December 31, 2019), was 14.70% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The total return for the high-yield market for the reporting period was attractive on both an absolute and relative basis. For example, the Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index substantially outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, a measure of high-quality bond performance, which returned 8.72% for the period. Several factors had a positive impact on the high-yield market. First, the market began the period at attractive valuation levels given a substantial market decline that occurred in the fourth quarter of 2018. Second, the U.S. economy continued to expand with the consumer leading the way. Job gains continued to be robust, unemployment statistics continued to be low, and measures of consumer confidence remained high. Third, Federal Reserve policy turned more accommodative during the year, joining most other central banks. While geopolitical issues remained volatile, the phase 1 trade deal between China and the United States announced late in the reporting period as well as the outcome of UK elections were viewed positively. Finally, oil prices, which declined substantially in late 2018, marched higher in 2019.

The high-yield market also benefited from the strength in global equity markets, which rebounded strongly from their swoon in the fourth quarter of 2018. The positive influence of these factors is illustrated by the narrowing of the yield spread between high-yield bonds and U.S. Treasury securities with comparable maturities, which began the reporting period at 575 basis points and ended the reporting period at 414 basis points.

Within the high-yield market, major industry sectors that substantially outperformed the overall benchmark during the reporting period included: Finance Companies, Banking, Retail, Home Construction and Consumer Products. Major industry sectors that substantially underperformed the overall benchmark during the reporting period included: Oil Field Services, Independent Energy, Leisure, Pharmaceuticals and Media/Entertainment. From a credit quality perspective, the BB-rated sector led the way with a total return of 15.51% followed by the B-rated sector with a return of 14.80%. Given the overall strong returns for the market as a whole, it is somewhat surprising that the CCC-rated sector was the weakest-returning sector in the market with a return of 9.51% as credit-specific issues had a negative impact on returns relative to the benchmark.

During the reporting period, the most significant factors affecting the Fund’s performance relative to its benchmark were the Fund’s allocation among industry sectors and the selection of individual securities.

The Fund benefited from its overweight to the strong-performing Property & Casualty industry sector and its underweights to the poor-performing Oil Field Services and Independent Energy industry sectors. The Fund was negatively affected by its underweights to the strong-performing Banking, Retail and Home Construction industry sectors. Cash holdings also negatively affected Fund performance, given the strong absolute returns for the market. Also, the Fund used credit default swap contracts to expose the Fund’s cash holdings to the investment characteristics and performance of the high-yield bond market while maintaining liquidity to satisfy shareholder activity. These derivative securities underperformed the benchmark.

The Fund’s security selection during the reporting period was solid, positively affecting returns relative to the benchmark. This was especially true in the Oil Field Services, Independent Energy and Technology industry sectors. Specific high-yield issuers held by the Fund that positively affected performance relative to the benchmark included: Bausch Health Cos., Hub International,

3

Fund Commentary (cont.)	Federated NVIT High Income Bond Fund

Star Merger Sub (aka Dun & Bradstreet), Navient and Rackspace.

The Fund was negatively affected by security selection in the Pharmaceuticals, Retail and Midstream industry sectors. Specific high-yield issuers held by the Fund that negatively affected performance relative to the benchmark included: Mallinckrodt, Team Health, Party City, Summit Midstream and Enterprise Merger (aka Envision Healthcare).

Subadviser:

Federated Investment Management Company

Portfolio Manager:

Mark E. Durbiano

* High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in high-yield bonds, which are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Federated NVIT High Income Bond Fund

Asset Allocation1

Corporate Bonds	93.6%
Common Stocks	0.1%
Credit Default Swaps†	0.0%
Other assets in excess of liabilities§	6.3%
100.0%

Top Industries2

Healthcare	9.8%
Cable Satellite	8.8%
Technology	8.2%
Midstream	6.7%
Packaging	6.6%
Media Entertainment	6.4%
Independent Energy	5.0%
Insurance — P&C	4.2%
Pharmaceuticals	4.1%
Wireless Communications	3.8%
Other Industries	36.4%
100.0%

Top Holdings2

HUB International Ltd., 7.00%, 5/1/2026	1.3%
Jaguar Holding Co. II, 6.38%, 8/1/2023	1.0%
Altice France SA, 7.38%, 5/1/2026	1.0%
1011778 BC ULC, 5.00%, 10/15/2025	0.9%
Flex Acquisition Co., Inc., 6.88%, 1/15/2025	0.8%
Tempo Acquisition LLC, 6.75%, 6/1/2025	0.8%
Infor US, Inc., 6.50%, 5/15/2022	0.8%
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/2025	0.8%
Quicken Loans, Inc., 5.75%, 5/1/2025	0.8%
Panther BF Aggregator 2 LP, 8.50%, 5/15/2027	0.8%
Other Holdings	91.0%
100.0%

†	Amount rounds to less than 0.1%.

§	Please refer to the Statement of Assets and Liabilities for additional details.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	Federated NVIT High Income Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	14.74%	5.73%	6.92%
Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index	14.32%	6.14%	7.55%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.94%	0.91%

^

Current effective prospectus dated April 30, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	Federated NVIT High Income Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Federated NVIT High Income Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Corp High Yield (HY) 2% Issuer Capped Index over the 10-year period ended 12/31/19. Unlike, the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Federated NVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Federated NVIT High Income Bond Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,043.30	4.69	0.91
	Hypothetical	(b)(c)	1,000.00	1,020.62	4.63	0.91

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

Federated NVIT High Income Bond Fund

Common Stocks 0.1%

	Shares	Value

Chemicals 0.1%
Hexion Holdings Corp., Class B*	7,485	$90,194

Media Entertainment 0.0%†
iHeartMedia, Inc., Class A*	4,485	75,797

Total Common Stocks (cost $192,069)		165,991

Corporate Bonds 93.6%

	Principal Amount

Aerospace & Defense 1.4%
TransDigm UK Holdings plc, 6.88%, 5/15/2026	$300,000	319,500
TransDigm, Inc., 6.50%, 5/15/2025	425,000	442,000
6.25%, 3/15/2026 (a)	375,000	405,979
5.50%, 11/15/2027 (a)	675,000	682,580

		1,850,059

Automotive 3.1%
Adient Global Holdings Ltd., 4.88%, 8/15/2026 (a)	550,000	490,875
American Axle & Manufacturing, Inc., 6.50%, 4/1/2027	475,000	492,812
Dana Financing Luxembourg Sarl, 5.75%, 4/15/2025 (a)	150,000	156,750
6.50%, 6/1/2026 (a)	350,000	374,062
Goodyear Tire & Rubber Co. (The), 5.00%, 5/31/2026	275,000	286,000
4.88%, 3/15/2027	100,000	103,500
IHO Verwaltungs GmbH, 4.75%, 9/15/2026 (a)(b)	425,000	433,500
6.00%, 5/15/2027 (a)(b)	300,000	318,000
JB Poindexter & Co., Inc., 7.13%, 4/15/2026 (a)	325,000	342,875
Motors Liquidation Co., 7.40%, 9/1/2025^¥ (c)(d)	2,500,000	0
Panther BF Aggregator 2 LP, 6.25%, 5/15/2026 (a)	50,000	53,875
8.50%, 5/15/2027 (a)	875,000	929,688

		3,981,937

Banking 0.2%
Ally Financial, Inc., 5.75%, 11/20/2025	275,000	307,656

Building Materials 2.3%
American Builders & Contractors Supply Co., Inc., 5.88%, 5/15/2026 (a)	575,000	610,937
4.00%, 1/15/2028 (a)	75,000	76,125
Beacon Roofing Supply, Inc., 4.50%, 11/15/2026 (a)	75,000	77,250
Core & Main LP, 6.13%, 8/15/2025 (a)	525,000	547,312
Cornerstone Building Brands, Inc., 8.00%, 4/15/2026 (a)	475,000	495,188
Masonite International Corp., 5.75%, 9/15/2026 (a)	250,000	265,625

Corporate Bonds (continued)

	Principal Amount	Value

Building Materials (continued)
Standard Industries, Inc., 6.00%, 10/15/2025 (a)	$275,000	$289,094
5.00%, 2/15/2027 (a)	600,000	625,500

		2,987,031

Cable Satellite 8.3%
Cablevision Systems Corp., 5.88%, 9/15/2022	250,000	269,375
CCO Holdings LLC, 5.75%, 9/1/2023	150,000	152,812
5.75%, 1/15/2024	112,000	113,960
5.88%, 4/1/2024 (a)	200,000	206,750
5.75%, 2/15/2026 (a)	625,000	659,388
5.50%, 5/1/2026 (a)	175,000	184,406
5.88%, 5/1/2027 (a)	125,000	132,187
5.00%, 2/1/2028 (a)	525,000	550,893
5.38%, 6/1/2029 (a)	200,000	214,000
4.75%, 3/1/2030 (a)	625,000	636,269
CSC Holdings LLC, 5.25%, 6/1/2024	425,000	457,937
7.75%, 7/15/2025 (a)	475,000	506,450
5.50%, 5/15/2026 (a)	250,000	264,685
5.50%, 4/15/2027 (a)	725,000	778,541
7.50%, 4/1/2028 (a)	250,000	282,500
5.75%, 1/15/2030 (a)	200,000	213,500
DISH DBS Corp., 5.88%, 11/15/2024	400,000	408,750
7.75%, 7/1/2026	400,000	423,756
Intelsat Jackson Holdings SA, 5.50%, 8/1/2023	300,000	257,712
8.00%, 2/15/2024 (a)	100,000	102,625
8.50%, 10/15/2024 (a)	250,000	227,708
9.75%, 7/15/2025 (a)	175,000	161,875
Sirius XM Radio, Inc., 4.63%, 7/15/2024 (a)	500,000	525,000
5.38%, 7/15/2026 (a)	550,000	584,203
5.50%, 7/1/2029 (a)	50,000	54,062
Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028 (a)	800,000	854,000
Virgin Media Secured Finance plc, 5.50%, 8/15/2026 (a)	375,000	393,750
5.50%, 5/15/2029 (a)	225,000	238,219
Ziggo Bond Co. BV, 5.88%, 1/15/2025 (a)	200,000	206,126
6.00%, 1/15/2027 (a)	275,000	290,125
Ziggo BV, 5.50%, 1/15/2027 (a)	425,000	451,563

		10,803,127

Chemicals 2.4%
Atotech Alpha 2 BV, 8.75%, 6/1/2023 (a)(b)	200,000	204,000
Atotech Alpha 3 BV, 6.25%, 2/1/2025 (a)	425,000	435,625
Compass Minerals International, Inc., 4.88%, 7/15/2024 (a)	425,000	423,406
6.75%, 12/1/2027 (a)	150,000	159,375
Element Solutions, Inc., 5.88%, 12/1/2025 (a)	325,000	340,031

9

Statement of Investments (Continued)

December 31, 2019

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
Hexion, Inc., 7.88%, 7/15/2027 (a)	$250,000	$259,988
Koppers, Inc., 6.00%, 2/15/2025 (a)	525,000	549,937
PQ Corp., 5.75%, 12/15/2025 (a)	175,000	182,875
Starfruit Finco BV, 8.00%, 10/1/2026 (a)	525,000	556,500

		3,111,737

Construction Machinery 0.7%
United Rentals North America, Inc., 5.88%, 9/15/2026	175,000	187,731
6.50%, 12/15/2026	200,000	219,813
5.50%, 5/15/2027	250,000	267,817
4.88%, 1/15/2028	225,000	234,277

		909,638

Consumer Cyclical Services 1.4%
Allied Universal Holdco LLC, 6.63%, 7/15/2026 (a)	125,000	134,337
9.75%, 7/15/2027 (a)	850,000	908,030
Go Daddy Operating Co. LLC, 5.25%, 12/1/2027 (a)	100,000	105,250
GW B-CR Security Corp., 9.50%, 11/1/2027 (a)	632,000	674,660

		1,822,277

Consumer Products 0.9%
Energizer Holdings, Inc., 5.50%, 6/15/2025 (a)	75,000	77,813
6.38%, 7/15/2026 (a)	50,000	53,250
7.75%, 1/15/2027 (a)	250,000	279,387
Prestige Brands, Inc., 6.38%, 3/1/2024 (a)	625,000	650,000
5.13%, 1/15/2028 (a)	50,000	52,375

		1,112,825

Diversified Manufacturing 1.4%
Amsted Industries, Inc., 5.63%, 7/1/2027 (a)	100,000	106,000
Colfax Corp., 6.38%, 2/15/2026 (a)	75,000	81,750
Gates Global LLC, 6.25%, 1/15/2026 (a)	500,000	508,605
Stevens Holding Co., Inc., 6.13%, 10/1/2026 (a)	75,000	81,938
Titan Acquisition Ltd., 7.75%, 4/15/2026 (a)	350,000	346,500
WESCO Distribution, Inc., 5.38%, 12/15/2021	450,000	451,125
5.38%, 6/15/2024	200,000	207,500

		1,783,418

Environmental 0.2%
Tervita Corp., 7.63%, 12/1/2021 (a)	300,000	301,875

Corporate Bonds (continued)

	Principal Amount	Value

Finance Companies 1.5%
Navient Corp., 5.88%, 10/25/2024	$775,000	$829,250
6.75%, 6/15/2026	75,000	82,433
Quicken Loans, Inc., 5.75%, 5/1/2025 (a)	900,000	930,375
5.25%, 1/15/2028 (a)	150,000	155,250

		1,997,308

Food & Beverage 2.4%
Acosta, Inc., 7.75%, 10/1/2022 (e)	525,000	26,250
Aramark Services, Inc., 5.13%, 1/15/2024	450,000	461,790
5.00%, 4/1/2025 (a)	150,000	156,375
5.00%, 2/1/2028 (a)	250,000	263,438
B&G Foods, Inc., 5.25%, 4/1/2025	325,000	334,207
Performance Food Group, Inc., 5.50%, 6/1/2024 (a)	75,000	76,875
5.50%, 10/15/2027 (a)	175,000	187,031
Post Holdings, Inc., 5.00%, 8/15/2026 (a)	250,000	264,062
5.75%, 3/1/2027 (a)	725,000	777,563
5.50%, 12/15/2029 (a)	150,000	159,945
US Foods, Inc., 5.88%, 6/15/2024 (a)	475,000	489,250

		3,196,786

Food & Staples Retailing 0.0%†
Jitney-Jungle Stores of America, Inc., 10.38%, 9/15/2007^¥ (c)	100,000	0

Gaming 3.3%
Boyd Gaming Corp., 6.38%, 4/1/2026	175,000	188,289
6.00%, 8/15/2026	100,000	107,250
4.75%, 12/1/2027 (a)	125,000	129,844
Caesars Resort Collection LLC, 5.25%, 10/15/2025 (a)	425,000	439,875
Eldorado Resorts, Inc., 6.00%, 4/1/2025	300,000	315,000
6.00%, 9/15/2026	75,000	82,594
MGM Growth Properties Operating Partnership LP, 5.63%, 5/1/2024	225,000	246,091
MGM Resorts International, 6.00%, 3/15/2023	375,000	411,562
5.75%, 6/15/2025	150,000	168,000
4.63%, 9/1/2026	100,000	106,000
5.50%, 4/15/2027	100,000	111,000
Mohegan Gaming & Entertainment, 7.88%, 10/15/2024 (a)	375,000	382,189
Stars Group Holdings BV, 7.00%, 7/15/2026 (a)	625,000	676,562
Station Casinos LLC, 5.00%, 10/1/2025 (a)	425,000	432,438
Sugarhouse HSP Gaming Prop Mezz LP, 5.88%, 5/15/2025 (a)	175,000	175,000

10

Statement of Investments (Continued)

December 31, 2019

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Gaming (continued)
VICI Properties LP, 4.25%, 12/1/2026 (a)	$150,000	$154,500
4.63%, 12/1/2029 (a)	125,000	130,313

		4,256,507

Health Insurance 1.0%
Centene Corp., 4.75%, 1/15/2025 (a)	100,000	103,873
4.75%, 1/15/2025	50,000	51,936
5.38%, 6/1/2026 (a)	250,000	265,313
4.25%, 12/15/2027 (a)	325,000	334,344
4.63%, 12/15/2029 (a)	400,000	420,540
WellCare Health Plans, Inc., 5.38%, 8/15/2026 (a)	100,000	106,500

		1,282,506

Healthcare 9.2%
Acadia Healthcare Co., Inc., 5.63%, 2/15/2023	75,000	76,219
6.50%, 3/1/2024	600,000	621,750
Air Medical Group Holdings, Inc., 6.38%, 5/15/2023 (a)	575,000	514,625
Avantor, Inc., 6.00%, 10/1/2024 (a)	175,000	186,590
9.00%, 10/1/2025 (a)	550,000	614,642
Charles River Laboratories International, Inc., 5.50%, 4/1/2026 (a)	100,000	107,500
4.25%, 5/1/2028 (a)	75,000	76,406
Community Health Systems, Inc., 6.25%, 3/31/2023	350,000	355,250
8.63%, 1/15/2024 (a)	150,000	159,000
8.00%, 3/15/2026 (a)	125,000	128,750
Envision Healthcare Corp., 8.75%, 10/15/2026 (a)	500,000	310,000
HCA, Inc., 5.00%, 3/15/2024	200,000	218,633
5.38%, 2/1/2025	175,000	193,520
5.88%, 2/15/2026	800,000	909,704
5.38%, 9/1/2026	100,000	111,375
5.63%, 9/1/2028	325,000	370,370
5.88%, 2/1/2029	275,000	317,969
Hill-Rom Holdings, Inc., 4.38%, 9/15/2027 (a)	50,000	51,437
IQVIA, Inc., 5.00%, 10/15/2026 (a)	275,000	290,125
5.00%, 5/15/2027 (a)	200,000	211,571
MEDNAX, Inc., 6.25%, 1/15/2027 (a)	225,000	230,625
MPH Acquisition Holdings LLC, 7.13%, 6/1/2024 (a)	825,000	798,187
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/2022 (a)	525,000	521,719
Polaris Intermediate Corp., 8.50%, 12/1/2022 (a)(b)	375,000	349,219
RegionalCare Hospital Partners Holdings, Inc., 11.50%, 5/1/2024 (a)	75,000	80,790
9.75%, 12/1/2026 (a)	500,000	565,000

Corporate Bonds (continued)

	Principal Amount	Value

Healthcare (continued)
Surgery Center Holdings, Inc., 6.75%, 7/1/2025 (a)	$375,000	$375,000
Team Health Holdings, Inc., 6.38%, 2/1/2025 (a)	1,050,000	700,875
Teleflex, Inc., 4.88%, 6/1/2026	50,000	52,250
4.63%, 11/15/2027	75,000	79,486
Tenet Healthcare Corp., 6.75%, 6/15/2023	300,000	329,613
4.63%, 7/15/2024	250,000	255,937
5.13%, 5/1/2025	375,000	386,250
7.00%, 8/1/2025	250,000	264,063
4.88%, 1/1/2026 (a)	175,000	183,295
5.13%, 11/1/2027 (a)	175,000	184,844
Vizient, Inc., 6.25%, 5/15/2027 (a)	75,000	80,250
West Street Merger Sub, Inc., 6.38%, 9/1/2025 (a)	750,000	748,125

		12,010,964

Hotels, Restaurants & Leisure 0.4%
Hilton Domestic Operating Co., Inc., 5.13%, 5/1/2026	325,000	342,062
4.88%, 1/15/2030	125,000	132,426
Ryman Hospitality Properties, Inc., 4.75%, 10/15/2027 (a)	100,000	103,250

		577,738

Independent Energy 4.6%
Antero Resources Corp., 5.63%, 6/1/2023	75,000	60,187
5.00%, 3/1/2025	250,000	187,500
Ascent Resources Utica Holdings LLC, 7.00%, 11/1/2026 (a)	125,000	99,687
Berry Petroleum Co. LLC, 7.00%, 2/15/2026 (a)	225,000	208,406
Callon Petroleum Co., 6.13%, 10/1/2024	245,000	249,640
6.38%, 7/1/2026	150,000	152,191
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	200,000	202,970
8.25%, 7/15/2025	125,000	127,812
Centennial Resource Production LLC, 6.88%, 4/1/2027 (a)	225,000	234,000
Chesapeake Energy Corp., 7.00%, 10/1/2024	200,000	120,500
11.50%, 1/1/2025 (a)	332,000	313,740
CrownRock LP, 5.63%, 10/15/2025 (a)	450,000	459,000
EP Energy LLC, 8.00%, 11/29/2024 (a)(c)	325,000	162,500
Gulfport Energy Corp., 6.00%, 10/15/2024	100,000	71,000
6.38%, 5/15/2025	150,000	95,250
6.38%, 1/15/2026	75,000	46,500
Jagged Peak Energy LLC, 5.88%, 5/1/2026	125,000	129,060
Laredo Petroleum, Inc., 5.63%, 1/15/2022	150,000	145,500
6.25%, 3/15/2023	125,000	117,187

11

Statement of Investments (Continued)

December 31, 2019

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Independent Energy (continued)
Oasis Petroleum, Inc., 6.88%, 3/15/2022	$403,000	$387,888
Parsley Energy LLC, 5.25%, 8/15/2025 (a)	75,000	77,063
5.63%, 10/15/2027 (a)	150,000	158,625
PDC Energy, Inc., 6.13%, 9/15/2024	200,000	202,500
5.75%, 5/15/2026	100,000	99,750
QEP Resources, Inc., 5.25%, 5/1/2023	75,000	74,250
5.63%, 3/1/2026	150,000	146,288
Range Resources Corp., 4.88%, 5/15/2025	448,000	383,040
SM Energy Co., 5.00%, 1/15/2024	325,000	309,563
5.63%, 6/1/2025	100,000	94,917
6.75%, 9/15/2026	100,000	98,000
Southwestern Energy Co., 7.75%, 10/1/2027	100,000	92,620
SRC Energy, Inc., 6.25%, 12/1/2025	300,000	302,250
Ultra Resources, Inc., 6.88%, 4/15/2022 (e)	100,000	12,250
7.13%, 4/15/2025 (e)	100,000	6,500
Whiting Petroleum Corp., 6.25%, 4/1/2023	275,000	230,313
6.63%, 1/15/2026	175,000	119,259
WPX Energy, Inc., 5.25%, 10/15/2027	75,000	79,125

		6,056,831

Industrial — Other 0.6%
Anixter, Inc., 6.00%, 12/1/2025	75,000	78,000
Hillman Group, Inc. (The), 6.38%, 7/15/2022 (a)	300,000	279,000
IAA, Inc., 5.50%, 6/15/2027 (a)	75,000	79,687
KAR Auction Services, Inc., 5.13%, 6/1/2025 (a)	225,000	234,000
Resideo Funding, Inc., 6.13%, 11/1/2026 (a)	150,000	151,125

		821,812

Insurance — P&C 4.0%
Acrisure LLC, 8.13%, 2/15/2024 (a)	125,000	135,937
7.00%, 11/15/2025 (a)	450,000	434,250
10.13%, 8/1/2026 (a)	50,000	53,875
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (a)	225,000	240,964
AmWINS Group, Inc., 7.75%, 7/1/2026 (a)	625,000	690,706
AssuredPartners, Inc., 7.00%, 8/15/2025 (a)	550,000	559,460
GTCR AP Finance, Inc., 8.00%, 5/15/2027 (a)	100,000	104,000
HUB International Ltd., 7.00%, 5/1/2026 (a)	1,450,000	1,533,375

Corporate Bonds (continued)

	Principal Amount	Value

Insurance — P&C (continued)
NFP Corp., 6.88%, 7/15/2025 (a)	$700,000	$701,750
8.00%, 7/15/2025 (a)	50,000	51,000
USI, Inc., 6.88%, 5/1/2025 (a)	675,000	689,985

		5,195,302

Leisure 0.7%
Live Nation Entertainment, Inc., 4.75%, 10/15/2027 (a)	75,000	77,625
Six Flags Entertainment Corp., 5.50%, 4/15/2027 (a)	525,000	559,781
Viking Cruises Ltd., 6.25%, 5/15/2025 (a)	50,000	52,062
5.88%, 9/15/2027 (a)	25,000	26,719
VOC Escrow Ltd., 5.00%, 2/15/2028 (a)	175,000	183,313

		899,500

Media Entertainment 6.0%
AMC Networks, Inc., 5.00%, 4/1/2024	425,000	433,500
4.75%, 8/1/2025	125,000	125,469
Cumulus Media New Holdings, Inc., 6.75%, 7/1/2026 (a)	150,000	160,687
Diamond Sports Group LLC, 5.38%, 8/15/2026 (a)	250,000	252,888
6.63%, 8/15/2027 (a)	375,000	364,688
Entercom Media Corp., 7.25%, 11/1/2024 (a)	350,000	368,375
6.50%, 5/1/2027 (a)	275,000	294,250
Gray Television, Inc., 5.13%, 10/15/2024 (a)	150,000	155,625
5.88%, 7/15/2026 (a)	350,000	372,313
7.00%, 5/15/2027 (a)	125,000	138,906
iHeartCommunications, Inc., 0.00%, 3/1/2021^¥ (c)	425,000	0
6.38%, 5/1/2026	25,360	27,516
8.38%, 5/1/2027	670,964	741,415
5.25%, 8/15/2027 (a)	150,000	156,945
4.75%, 1/15/2028 (a)	50,000	51,250
Match Group, Inc., 5.00%, 12/15/2027 (a)	325,000	338,812
Nexstar Broadcasting, Inc., 5.63%, 8/1/2024 (a)	500,000	521,250
5.63%, 7/15/2027 (a)	350,000	368,830
Nielsen Co. Luxembourg SARL (The), 5.00%, 2/1/2025 (a)	275,000	283,250
Nielsen Finance LLC, 5.00%, 4/15/2022 (a)	200,000	200,750
Outfront Media Capital LLC, 4.63%, 3/15/2030 (a)	50,000	50,875
Scripps Escrow, Inc., 5.88%, 7/15/2027 (a)	250,000	261,875
Sinclair Television Group, Inc., 5.63%, 8/1/2024 (a)	350,000	360,062
5.88%, 3/15/2026 (a)	450,000	473,063
5.13%, 2/15/2027 (a)	100,000	102,750
TEGNA, Inc., 6.38%, 10/15/2023	425,000	437,750
5.00%, 9/15/2029 (a)	250,000	254,375

12

Statement of Investments (Continued)

December 31, 2019

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Media Entertainment (continued)
Terrier Media Buyer, Inc., 8.88%, 12/15/2027 (a)	$450,000	$475,875

		7,773,344

Metals & Mining 1.6%
Coeur Mining, Inc., 5.88%, 6/1/2024	350,000	350,000
Freeport-McMoRan, Inc., 3.88%, 3/15/2023	325,000	330,925
5.00%, 9/1/2027	175,000	183,750
5.25%, 9/1/2029	150,000	160,695
5.40%, 11/14/2034	325,000	340,437
Hudbay Minerals, Inc., 7.25%, 1/15/2023 (a)	50,000	51,844
7.63%, 1/15/2025 (a)	425,000	448,587
Steel Dynamics, Inc., 5.25%, 4/15/2023	75,000	76,462
5.50%, 10/1/2024	150,000	154,516

		2,097,216

Midstream 6.3%
AmeriGas Partners LP, 5.50%, 5/20/2025	175,000	189,000
5.88%, 8/20/2026	350,000	385,875
5.75%, 5/20/2027	75,000	82,312
Antero Midstream Partners LP, 5.38%, 9/15/2024	425,000	394,188
5.75%, 3/1/2027 (a)	150,000	131,906
5.75%, 1/15/2028 (a)	375,000	326,250
Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/2025	125,000	140,557
Cheniere Energy Partners LP, 5.25%, 10/1/2025	425,000	442,888
5.63%, 10/1/2026	225,000	237,938
4.50%, 10/1/2029 (a)	150,000	154,140
CNX Midstream Partners LP, 6.50%, 3/15/2026 (a)	500,000	461,250
Ferrellgas LP, 6.75%, 1/15/2022	575,000	488,750
Hess Midstream Operations LP, 5.13%, 6/15/2028 (a)	200,000	202,500
Holly Energy Partners LP, 6.00%, 8/1/2024 (a)	650,000	677,625
NuStar Logistics LP, 6.00%, 6/1/2026	100,000	105,750
5.63%, 4/28/2027	450,000	462,375
Suburban Propane Partners LP, 5.50%, 6/1/2024	525,000	539,438
5.88%, 3/1/2027	150,000	156,000
Summit Midstream Holdings LLC, 5.50%, 8/15/2022	575,000	511,750
5.75%, 4/15/2025	325,000	248,219
Sunoco LP, 5.50%, 2/15/2026	100,000	103,750
5.88%, 3/15/2028	175,000	185,816
Targa Pipeline Partners LP, 5.88%, 8/1/2023	175,000	174,562
Targa Resources Partners LP, 5.13%, 2/1/2025	150,000	155,625
5.88%, 4/15/2026	300,000	318,750

Corporate Bonds (continued)

	Principal Amount	Value

Midstream (continued)
Targa Resources Partners LP, (continued)
5.38%, 2/1/2027	$350,000	$363,125
6.50%, 7/15/2027 (a)	75,000	82,125
5.00%, 1/15/2028	50,000	51,000
5.50%, 3/1/2030 (a)	275,000	282,563
TransMontaigne Partners LP, 6.13%, 2/15/2026	150,000	147,000

		8,203,027

Oil Field Services 1.8%
Archrock Partners LP, 6.88%, 4/1/2027 (a)	400,000	423,000
6.25%, 4/1/2028 (a)	100,000	103,000
Precision Drilling Corp., 7.75%, 12/15/2023	275,000	274,313
7.13%, 1/15/2026 (a)	75,000	71,250
SESI LLC, 7.13%, 12/15/2021	275,000	234,547
7.75%, 9/15/2024	425,000	282,625
Shelf Drilling Holdings Ltd., 8.25%, 2/15/2025 (a)	325,000	309,563
USA Compression Partners LP, 6.88%, 4/1/2026	425,000	446,250
6.88%, 9/1/2027	225,000	234,360

		2,378,908

Packaging 6.2%
ARD Finance SA, 6.50%, 6/30/2027 (a)(b)	575,000	594,521
Ardagh Packaging Finance plc, 6.00%, 2/15/2025 (a)	200,000	209,750
5.25%, 8/15/2027 (a)	475,000	499,947
Berry Global, Inc., 5.50%, 5/15/2022	325,000	328,656
6.00%, 10/15/2022	56,000	57,050
4.88%, 7/15/2026 (a)	300,000	316,410
5.63%, 7/15/2027 (a)	175,000	187,688
Crown Americas LLC, 4.75%, 2/1/2026	250,000	264,062
Flex Acquisition Co., Inc., 6.88%, 1/15/2025 (a)	975,000	982,313
7.88%, 7/15/2026 (a)	450,000	453,375
Mauser Packaging Solutions Holding Co.,
5.50%, 4/15/2024 (a)	250,000	257,525
7.25%, 4/15/2025 (a)	950,000	938,125
Owens-Brockway Glass Container, Inc., 5.88%, 8/15/2023 (a)	200,000	213,500
5.38%, 1/15/2025 (a)	400,000	412,000
6.38%, 8/15/2025 (a)	50,000	54,625
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020	557,237	557,933
7.00%, 7/15/2024 (a)	500,000	516,875
Sealed Air Corp., 4.00%, 12/1/2027 (a)	225,000	227,813
Trident TPI Holdings, Inc., 9.25%, 8/1/2024 (a)	200,000	202,000
6.63%, 11/1/2025 (a)	425,000	382,500
Trivium Packaging Finance BV, 5.50%, 8/15/2026 (a)(f)	200,000	210,750

13

Statement of Investments (Continued)

December 31, 2019

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Packaging (continued)
Trivium Packaging Finance BV, (continued)
8.50%, 8/15/2027 (a)(f)	$200,000	$222,500

		8,089,918

Paper 0.6%
Clearwater Paper Corp., 5.38%, 2/1/2025 (a)	675,000	669,938
Graphic Packaging International LLC, 4.75%, 7/15/2027 (a)	100,000	107,000

		776,938

Pharmaceuticals 3.9%
Bausch Health Americas, Inc., 9.25%, 4/1/2026 (a)	150,000	172,290
8.50%, 1/31/2027 (a)	325,000	370,110
Bausch Health Cos., Inc., 6.50%, 3/15/2022 (a)	75,000	76,687
5.50%, 3/1/2023 (a)	26,000	26,130
5.88%, 5/15/2023 (a)	298,000	300,607
7.00%, 3/15/2024 (a)	100,000	104,000
6.13%, 4/15/2025 (a)	725,000	749,092
9.00%, 12/15/2025 (a)	125,000	142,150
5.75%, 8/15/2027 (a)	150,000	162,750
5.00%, 1/30/2028 (a)	150,000	153,959
7.25%, 5/30/2029 (a)	300,000	342,750
Eagle Holding Co. II LLC, 7.75%, 5/15/2022 (a)(b)	225,000	228,461
Endo Dac, 6.00%, 7/15/2023 (a)	350,000	252,875
6.00%, 2/1/2025 (a)(f)	450,000	303,471
Jaguar Holding Co. II, 6.38%, 8/1/2023 (a)	1,175,000	1,212,820
Mallinckrodt International Finance SA, 5.63%, 10/15/2023 (a)	450,000	171,000
5.50%, 4/15/2025 (a)	775,000	275,125

		5,044,277

Refining 0.4%
CVR Refining LLC, 6.50%, 11/1/2022	550,000	556,875

Restaurants 1.3%
1011778 BC ULC, 5.00%, 10/15/2025 (a)	1,075,000	1,109,938
4.38%, 1/15/2028 (a)	75,000	75,187
KFC Holding Co., 5.25%, 6/1/2026 (a)	275,000	290,125
4.75%, 6/1/2027 (a)	150,000	157,875
Yum! Brands, Inc., 4.75%, 1/15/2030 (a)	100,000	104,750

		1,737,875

Retailers 0.7%
Michaels Stores, Inc., 8.00%, 7/15/2027 (a)	275,000	262,625
Party City Holdings, Inc., 6.13%, 8/15/2023 (a)	450,000	393,750
6.63%, 8/1/2026 (a)	350,000	246,750
William Carter Co. (The), 5.63%, 3/15/2027 (a)	50,000	53,750

		956,875

Corporate Bonds (continued)

	Principal Amount	Value

Supermarkets 0.9%
Albertsons Cos., Inc., 6.63%, 6/15/2024	$275,000	$287,831
5.75%, 3/15/2025	625,000	646,875
7.50%, 3/15/2026 (a)	125,000	140,313
5.88%, 2/15/2028 (a)	100,000	106,250

		1,181,269

Technology 7.7%
Banff Merger Sub, Inc., 9.75%, 9/1/2026 (a)	425,000	430,312
CDW LLC, 5.50%, 12/1/2024	200,000	222,000
4.25%, 4/1/2028	175,000	183,531
Dell International LLC, 7.13%, 6/15/2024 (a)	725,000	764,875
Dun & Bradstreet Corp. (The), 6.88%, 8/15/2026 (a)	150,000	165,562
10.25%, 2/15/2027 (a)	700,000	805,000
Fair Isaac Corp., 4.00%, 6/15/2028 (a)	50,000	50,375
Infor US, Inc., 6.50%, 5/15/2022	925,000	938,875
Informatica LLC, 7.13%, 7/15/2023 (a)	575,000	583,625
NCR Corp., 5.00%, 7/15/2022	250,000	252,656
6.38%, 12/15/2023	150,000	153,750
5.75%, 9/1/2027 (a)	75,000	79,875
Nuance Communications, Inc., 5.63%, 12/15/2026	450,000	479,581
Qorvo, Inc., 4.38%, 10/15/2029 (a)	175,000	183,313
Rackspace Hosting, Inc., 8.63%, 11/15/2024 (a)	625,000	610,937
Refinitiv US Holdings, Inc., 6.25%, 5/15/2026 (a)	100,000	109,125
8.25%, 11/15/2026 (a)	775,000	872,844
Riverbed Technology, Inc., 8.88%, 3/1/2023 (e)	125,000	71,875
RP Crown Parent LLC, 7.38%, 10/15/2024 (a)	675,000	701,156
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/2026 (a)	200,000	215,500
Sensata Technologies, Inc., 4.38%, 2/15/2030 (a)	75,000	76,457
Sophia LP, 9.00%, 9/30/2023 (a)	225,000	231,187
SS&C Technologies, Inc., 5.50%, 9/30/2027 (a)	525,000	560,438
Tempo Acquisition LLC, 6.75%, 6/1/2025 (a)	925,000	955,063
TTM Technologies, Inc., 5.63%, 10/1/2025 (a)	325,000	335,969

		10,033,881

Utility — Electric 2.7%
Calpine Corp., 5.75%, 1/15/2025	475,000	487,469
5.25%, 6/1/2026 (a)	50,000	52,062
4.50%, 2/15/2028 (a)	225,000	226,996
5.13%, 3/15/2028 (a)	150,000	153,105

14

Statement of Investments (Continued)

December 31, 2019

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Utility — Electric (continued)
Enviva Partners LP, 6.50%, 1/15/2026 (a)	$500,000	$535,315
NRG Energy, Inc., 6.63%, 1/15/2027	250,000	271,250
5.25%, 6/15/2029 (a)	300,000	324,375
TerraForm Power Operating LLC, 5.00%, 1/31/2028 (a)	475,000	502,222
4.75%, 1/15/2030 (a)	250,000	254,375
Vistra Operations Co. LLC, 5.50%, 9/1/2026 (a)	150,000	159,000
5.63%, 2/15/2027 (a)	300,000	316,125
5.00%, 7/31/2027 (a)	225,000	235,121

		3,517,415

Wireless Communications 3.5%
Altice France SA, 7.38%, 5/1/2026 (a)	1,100,000	1,181,004
Altice Luxembourg SA, 7.63%, 2/15/2025 (a)	300,000	311,625
Sprint Capital Corp., 6.88%, 11/15/2028	425,000	457,937
Sprint Corp., 7.88%, 9/15/2023	375,000	413,749
7.13%, 6/15/2024	600,000	647,250
7.63%, 2/15/2025	200,000	219,470
7.63%, 3/1/2026	150,000	165,420
T-Mobile USA, Inc., 6.38%, 3/1/2025	500,000	516,665
6.50%, 1/15/2026	125,000	134,026
4.50%, 2/1/2026	250,000	256,250
4.75%, 2/1/2028	275,000	288,148

		4,591,544

Total Corporate Bonds (cost $120,963,249)		122,206,196

Total Investments (cost $121,155,318) — 93.7%		122,372,187

Other assets in excess of liabilities — 6.3%		8,277,531

NET ASSETS — 100.0%		$130,649,718

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $84,063,442 which represents 64.34% of net assets.

(b)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(c)	Security in default.

(d)	Restricted security.

(e)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed illiquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $116,875 which represents 0.09% of net assets.

(f)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2019.

15

Statement of Investments (Continued)

December 31, 2019

Federated NVIT High Income Bond Fund (Continued)

Centrally Cleared Credit default swap contracts outstanding — sell protection as of December 31, 20191:

Reference Obligation/ Index	Financing Rate Paid/ (Received) by the Fund (%)	Frequency of Payments Made/Received	Maturity Date	Implied Credit Spread (%)[2]	Notional Amount[3]	Upfront Payments (Receipts) ($)[4]	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX North America High Yield Index Series 32	5.00	Quarterly	6/20/2024	2.54	USD 1,400,000	80,186	57,664	137,850

						80,186	57,664	137,850

At December 31, 2019, the Fund had $61,993 segregated as collateral for credit default swap contracts.

Currency:

USD	United States Dollar

1

The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and the Fund is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

2

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

3	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4

Upfront premiums generally related to payments received at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2019

Federated NVIT High Income Bond Fund
Assets:
Investment securities, at value (cost $121,155,318)	$122,372,187
Cash	6,472,953
Cash pledged for centrally cleared swap contracts	61,993
Interest receivable	2,062,297
Receivable for capital shares issued	36,739
Reimbursement from investment adviser (Note 3)	6,058
Prepaid expenses	210

Total Assets	131,012,437

Liabilities:
Payable for capital shares redeemed	198,322
Payable for variation margin on centrally cleared credit default swap contracts	1,835
Accrued expenses and other payables:
Investment advisory fees	72,498
Fund administration fees	22,651
Administrative servicing fees	20,437
Accounting and transfer agent fees	2,396
Trustee fees	100
Custodian fees	2,549
Compliance program costs (Note 3)	131
Professional fees	32,058
Printing fees	4,113
Other	5,629

Total Liabilities	362,719

Net Assets	$130,649,718

Represented by:
Capital	$132,862,103
Total distributable earnings (loss)	(2,212,385)

Net Assets	$130,649,718

Net Assets:
Class I Shares	$130,649,718

Total	$130,649,718

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	20,064,885

Total	20,064,885

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.51

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2019

Federated NVIT High Income Bond Fund
INVESTMENT INCOME:
Interest income	$8,302,892

Total Income	8,302,892

EXPENSES:
Investment advisory fees	880,558
Fund administration fees	109,072
Administrative servicing fees Class I Shares	201,390
Professional fees	54,962
Printing fees	14,908
Trustee fees	4,888
Custodian fees	5,337
Accounting and transfer agent fees	15,007
Compliance program costs (Note 3)	562
Other	2,837

Total expenses before expenses reimbursed	1,289,521

Expenses reimbursed by adviser (Note 3)	(65,953)

Net Expenses	1,223,568

NET INVESTMENT INCOME	7,079,324

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(60,719)
Expiration or closing of swap contracts (Note 2)	3,299

Net realized losses	(57,420)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	10,976,520
Swap contracts (Note 2)	150,267

Net change in unrealized appreciation/depreciation	11,126,787

Net realized/unrealized gains	11,069,367

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,148,691

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	Federated NVIT High Income Bond Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$7,079,324	$7,799,478
Net realized gains (losses)	(57,420)	459,841
Net change in unrealized appreciation/depreciation	11,126,787	(12,338,801)

Change in net assets resulting from operations	18,148,691	(4,079,482)

Distributions to Shareholders From:
Distributable earnings:
Class I	(7,288,478)	(8,003,891)

Change in net assets from shareholder distributions	(7,288,478)	(8,003,891)

Change in net assets from capital transactions	(5,784,138)	(21,556,009)

Change in net assets	5,076,075	(33,639,382)

Net Assets:
Beginning of year	125,573,643	159,213,025

End of year	$130,649,718	$125,573,643

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$24,270,618	$27,037,524
Dividends reinvested	7,288,478	8,003,891
Cost of shares redeemed	(37,343,234)	(56,597,424)

Total Class I Shares	(5,784,138)	(21,556,009)

Change in net assets from capital transactions	$(5,784,138)	$(21,556,009)

SHARE TRANSACTIONS:
Class I Shares
Issued	3,714,777	4,110,105
Reinvested	1,134,115	1,289,871
Redeemed	(5,694,081)	(8,651,068)

Total Class I Shares	(845,189)	(3,251,092)

Total change in shares	(845,189)	(3,251,092)

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Federated NVIT High Income Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2019	$6.01	0.34	0.54	0.88	(0.38)	–	(0.38)	$6.51	14.74%		$130,649,718	0.91%	5.27%	0.96%	29.22%
Year Ended December 31, 2018	$6.59	0.34	(0.53)	(0.19)	(0.39)	–	(0.39)	$6.01	(3.00%	)	$125,573,643	0.91%	5.21%	0.94%	18.29%
Year Ended December 31, 2017	$6.53	0.35	0.09	0.44	(0.38)	–	(0.38)	$6.59	6.76%		$159,213,025	0.91%	5.14%	0.92%	29.50%
Year Ended December 31, 2016	$6.05	0.35	0.51	0.86	(0.38)	–	(0.38)	$6.53	14.16%		$167,518,400	0.91%	5.42%	0.92%	44.05%
Year Ended December 31, 2015	$6.65	0.36	(0.54)	(0.18)	(0.36)	(0.06)	(0.42)	$6.05	(2.61%	)	$150,010,604	0.93%	5.44%	0.94%	47.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Federated NVIT High Income Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

21

Notes to Financial Statements (Continued)

December 31, 2019

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading;

22

Notes to Financial Statements (Continued)

December 31, 2019

or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$165,991	$—	$—	$165,991
Corporate Bonds
Aerospace & Defense	—	1,850,059	—	1,850,059
Automotive	—	3,981,937	—	3,981,937
Banking	—	307,656	—	307,656
Building Materials	—	2,987,031	—	2,987,031
Cable Satellite	—	10,803,127	—	10,803,127
Chemicals	—	3,111,737	—	3,111,737
Construction Machinery	—	909,638	—	909,638
Consumer Cyclical Services	—	1,822,277	—	1,822,277
Consumer Products	—	1,112,825	—	1,112,825
Diversified Manufacturing	—	1,783,418	—	1,783,418
Environmental	—	301,875	—	301,875
Finance Companies	—	1,997,308	—	1,997,308
Food & Beverage	—	3,196,786	—	3,196,786
Food & Staples Retailing	—	—	—	—
Gaming	—	4,256,507	—	4,256,507
Health Insurance	—	1,282,506	—	1,282,506
Healthcare	—	12,010,964	—	12,010,964
Hotels, Restaurants & Leisure	—	577,738	—	577,738
Independent Energy	—	6,056,831	—	6,056,831
Industrial — Other	—	821,812	—	821,812
Insurance — P&C	—	5,195,302	—	5,195,302
Leisure	—	899,500	—	899,500
Media Entertainment	—	7,773,344	—	7,773,344
Metals & Mining	—	2,097,216	—	2,097,216
Midstream	—	8,203,027	—	8,203,027

23

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Oil Field Services	$—	$2,378,908	$—	$2,378,908
Packaging	—	8,089,918	—	8,089,918
Paper	—	776,938	—	776,938
Pharmaceuticals	—	5,044,277	—	5,044,277
Refining	—	556,875	—	556,875
Restaurants	—	1,737,875	—	1,737,875
Retailers	—	956,875	—	956,875
Supermarkets	—	1,181,269	—	1,181,269
Technology	—	10,033,881	—	10,033,881
Utility — Electric	—	3,517,415	—	3,517,415
Wireless Communications	—	4,591,544	—	4,591,544
Total Corporate Bonds	$—	$122,206,196	$—	$122,206,196
Swap Contracts*	$—	$57,664	$—	$57,664
Total	$165,991	$122,263,860	$—	$122,429,851

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Centrally cleared credit default swap contracts are included in the table at unrealized appreciation/(depreciation).

As of December 31, 2019, the Fund held three corporate bond investments that were categorized as Level 3 investments which were each valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Swap Contracts

Credit Default Swap Contracts. The Fund entered into credit default swap contracts during the year ended December 31, 2019. Credit default swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

The Fund uses credit default swap contracts to expose the Fund’s cash holdings to the investment characteristics and performance of the high-yield bond market while maintaining liquidity to satisfy shareholder activity. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Receivable for variation margin on centrally cleared credit default swap contracts” for centrally cleared swaps. These upfront premiums are amortized and accreted daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

24

Notes to Financial Statements (Continued)

December 31, 2019

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swap contracts with standardized terms including a fixed spread and standard maturity dates. An index credit default swap contract references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swap contracts on indices is often less expensive than it would be to buy many issuer-specific credit default swap contracts to achieve a similar effect.

Credit default swap contracts are marked-to-market daily based on valuations from independent pricing services. Credit default swap contracts are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of December 31, 2019 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap contract, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swap contracts. The daily change in valuation of centrally cleared credit default swap contracts is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities.

25

Notes to Financial Statements (Continued)

December 31, 2019

Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on centrally cleared default swap contracts” for centrally cleared swaps and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Swap Contracts(a)
Credit risk	Payable for variation margin on centrally cleared swap contracts	$57,664
Total		$57,664
(a)

Swap contracts are included in the table at value, with the exception of centrally cleared swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swap contracts, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Swap Contracts
Credit risk	$3,299
Total	$3,299

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Swap Contracts
Credit risk	$150,267
Total	$150,267

Centrally Cleared Credit Default Swaps:
Average Notional Balance — Buy Protection	$2,638,462

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that may be subject to netting arrangements on the “Statement of Assets and Liabilities.” At December 31, 2019, the centrally cleared credit default swaps agreement does not provide for a netting arrangement.

26

Notes to Financial Statements (Continued)

December 31, 2019

(c)	Restricted Securities

At December 31, 2019, the Fund owned a restricted private placement instrument. This investment is valued at fair value as determined in accordance with procedures approved by the Board of Trustees. The acquisition date of the investment, its cost, and its value at December 31, 2019 were as follows:

	Coupon	Maturity Date	Principal Amount	Acquisition Date	Cost	Market Value	% of Net Assets
Motors Liquidation Co.	7.50%	9/1/2025	$2,500,000	4/21/2011	$—	$—	0.00%

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to treatment of notional principal contracts and adjustments from amortization of callable bonds. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total Distributable Earnings (Loss)
$63,284	$(63,284)

27

Notes to Financial Statements (Continued)

December 31, 2019

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.75%
$50 million up to $250 million	0.60%
$250 million up to $500 million	0.55%
$500 million and more	0.50%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.66%, and after expense reimbursements due to the expense limitation agreement described below, was 0.61%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

28

Notes to Financial Statements (Continued)

December 31, 2019

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.76% until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$8,904	$43,784	$65,953	$118,641

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $109,072 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

29

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $562.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $201,390.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., (“JPMorgan”) The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

30

Notes to Financial Statements (Continued)

December 31, 2019

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $36,811,349 and sales of $43,700,647 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced by $63,284 and unrealized appreciation of investments was increased by $63,284, but there was no impact on net assets or overall results from operations.

31

Notes to Financial Statements (Continued)

December 31, 2019

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,288,478	$—	$7,288,478	$—	$7,288,478

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,003,891	$—	$8,003,891	$—	$8,003,891

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Other Gains and Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$527,984	$—	$527,984	$(3,825,824)	$(686)	$1,086,141	$(2,212,385)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$121,350,226	$5,219,483	$(4,059,672)	$1,159,811

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $3,825,824 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Federated NVIT High Income Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Federated NVIT High Income Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

33

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

34

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

35

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

36

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted

that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

37

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

39

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

40

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

41

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

42

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

43

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

44

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

45

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

46

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

47

Annual Report

December 31, 2019

NVIT Emerging Markets Fund

AR-EM 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Emerging Markets Fund

For the annual period ended December 31, 2019, the NVIT Emerging Markets Fund (Class I) returned 22.95%* versus 18.42% for its benchmark, the MSCI Emerging Markets® Index (MSCI EM). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Diversified Emerging Markets (consisting of 76 funds as of December 31, 2019), was 21.12% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Aberdeen Standard Investments and Lazard Asset Management LLC

The following commentary is provided by Aberdeen Standard Investments

In 2019, economic activity and market sentiment was affected by what will likely be viewed as a global manufacturing recession. Initially, the United States-China trade conflict weighed on business confidence and led to a hiatus in investment decisions. At the end of 2018/early 2019, the spillover from policy tightening in the world’s two largest economies had a dominant effect. The U.S. Federal Reserve (Fed) raised rates in December 2018, and China launched a debt deleveraging program. These policies resulted in a stronger U.S. dollar and weaker global trade, both of which adversely affected global emerging market (GEM) supply chains. This resulted in a deterioration in GEM corporate earnings estimates.

However, sentiment turned in the second half of the year. First, the Fed reversed its tightening bias, opting to cut interest rates on three separate occasions. China, faced with a slowing domestic economy, also adopted a more accommodative stance. Meanwhile, hopes of a breakthrough in United States-China relations materialized in December 2019 as both sides agreed on a “phase one” trade deal. These factors combined were positive for GEM equities, which returned a handsome 18.9% for the year.

With this in mind, traditional valuation metrics such as price-to-earnings ratio expanded sharply, albeit from a context of very low levels at the beginning of 2019.

Stock-specific developments drove performance of the Fund’s sleeve. The breadth of country and sector contributors illustrates there was a diverse attainment of performance.

Contributors to Fund sleeve performance were shares in Taiwan Semiconductor Manufacturing Company (TSMC), which appreciated as inventory levels declined and spending on 5G and network equipment rose. Ydugs, formally known as Estacio, is the second-largest education provider in Brazil. It introduced a series of cost improvement measures, along with new pricing plans to attract additional students and optimize its learning programs. Norilsk Nickel benefited from a sharp recovery in palladium prices. It is extremely difficult to expand capacity, but the sleeve’s portfolio managers observed a sharp increase in demand for the industrial usage of the metal, notably in vehicle catalytic converters to improve air quality.

The Fund sleeve’s main detractor from performance was Larsen & Toubro, followed by Xiabu Xiabu Catering. Larsen & Toubro reported a gradual recovery in its earnings throughout the year, but expectations around a cut to government infrastructure budgets resulted in a share price decline. Xiabu Xiabu Catering suffered with lower discretionary spending activity in China. A branding issue compounded the problem. Gazprom was the third-largest detractor from performance during 2019. This was a consequence of not owning the stock, which rose 101% following the announcement of a more shareholder-friendly policy, to implement a 50% dividend pay-out ratio up from 25%.

3

Fund Commentary (cont.)	NVIT Emerging Markets Fund

The Fund sleeve does not invest in derivatives.

Subadviser:

Aberdeen Standard Investments

Portfolio Manager:

Matthew Williams

The following commentary is provided by Lazard Asset Management LLC

Security selection in the Financials and Industrials sectors, as well as in China and South Korea, helped Fund sleeve performance during the reporting period. An overweight to Russia further helped relative sleeve performance.

Fund sleeve holding Taiwan Semiconductor Manufacturing Company, the world’s largest semiconductor foundry based in Taiwan, benefited from expectations of rising 5G demand for both smartphones and network infrastructure. New Oriental Education & Technology Group, the largest provider of private educational services in China, ended higher as its online subsidiary Koolearn reported stronger revenue growth in its fiscal year 2019 results. The share price of Lukoil, a Russian integrated oil company, continued to benefit from management’s announcement of a new and more transparent dividend policy, with at least 100% of free cash flow to be paid out in dividends. Sberbank, a Russian state-owned bank, reported stronger earnings and higher capital ratios over the period. China National Building Material Group, a Chinese building materials company, outperformed on better-than-expected cement prices and housing data.

Security selection in the Materials sector, as well as in India, detracted from Fund sleeve returns, as did an overweight to the Materials sector.

Braskem, a Brazilian petrochemical company, reported disappointing second-quarter 2019 results, driven by weak petrochemical spreads and low demand in Brazil, Mexico and Europe. Ternium, a steel manufacturer with operations across Latin America, declined as rising input costs weighed on the stock’s performance. Additionally, a slowdown in the domestic auto industry weighed on its share price. DB Insurance, a South Korean financial company, underperformed as the outlook for its long-term loss ratio deteriorated following a rise in medical indemnity claims. Indian securities Hindalco Industries, an integrated aluminum producer, and Hindustan Zinc, a zinc company with a long reserve life, underperformed due to uncertainties surrounding the Indian general election, and due to weaker aluminum prices.

The Fund sleeve does not invest in derivatives.

Subadviser:

Lazard Asset Management LLC

Portfolio Manager:

Thomas Boyle; Paul Rogers, CFA; and Stephen Russell, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Some of the Fund’s investments may subject the Fund to liquidity risk, making the Fund more volatile than other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Emerging Markets Fund

Asset Allocation1

Common Stocks	98.3%
Repurchase Agreements	0.1%
Other assets in excess of liabilities	1.6%
100.0%

Top Industries2

Banks	18.5%
Internet & Direct Marketing Retail	8.2%
Semiconductors & Semiconductor Equipment	8.0%
Interactive Media & Services	7.1%
Technology Hardware, Storage & Peripherals	6.5%
Oil, Gas & Consumable Fuels	5.1%
Insurance	4.9%
Metals & Mining	3.6%
Wireless Telecommunication Services	2.6%
Beverages	2.5%
Other Industries#	33.0%
100.0%

Top Holdings2

Alibaba Group Holding Ltd., ADR	6.0%
Tencent Holdings Ltd.	5.6%
Samsung Electronics Co. Ltd.	5.0%
Ping An Insurance Group Co. of China Ltd., Class H	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.8%
SK Hynix, Inc.	1.9%
Industrial & Commercial Bank of China Ltd., Class H	1.9%
HDFC Bank Ltd., ADR	1.7%
China Construction Bank Corp., Class H	1.7%
Other Holdings#	67.5%
100.0%

Top Countries2

China	31.3%
South Korea	12.3%
Brazil	9.2%
Taiwan	9.1%
India	8.9%
Russia	7.1%
Mexico	4.1%
South Africa	3.1%
Thailand	2.1%
Indonesia	1.8%
Other Countries#	11.0%
100.0%

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Emerging Markets Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	22.95%	5.39%	2.72%
Class II	22.66%	5.13%	2.47%
Class D	22.58%	N/A	10.29%	[2]
Class Y	23.24%	5.55%	4.37%	[3]
MSCI Emerging Markets® Index	18.42%	5.61%	3.68%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 29, 2016.

[3]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.17%	1.12%
Class II	1.42%	1.37%
Class D	1.50%	1.45%
Class Y	1.02%	0.97%

^

Current effective prospectus dated April 30, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2021. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Emerging Markets Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Emerging Markets Fund versus performance of the MSCI Emerging Markets® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019)

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Emerging Markets Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,086.10	5.84	1.11
	Hypothetical	(b)(c)	1,000.00	1,019.61	5.65	1.11
Class II Shares	Actual	(b)	1,000.00	1,084.60	7.15	1.36
	Hypothetical	(b)(c)	1,000.00	1,018.35	6.92	1.36
Class D Shares	Actual	(b)	1,000.00	1,083.60	7.62	1.45
	Hypothetical	(b)(c)	1,000.00	1,017.90	7.38	1.45
Class Y Shares	Actual	(b)	1,000.00	1,086.80	5.05	0.96
	Hypothetical	(b)(c)	1,000.00	1,020.37	4.89	0.96

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Emerging Markets Fund

Common Stocks 98.3%

	Shares	Value

BRAZIL 9.0%
Airlines 0.5%
Azul SA, ADR* (a)	116,739	$4,996,429

Banks 2.6%
Banco Bradesco SA (Preference)*	1,146,813	10,282,970
Banco do Brasil SA*	831,500	10,944,388
Itau Unibanco Holding SA, ADR	369,028	3,376,606

		24,603,964

Beverages 0.3%
Ambev SA*	639,390	3,046,676

Capital Markets 0.7%
Banco BTG Pactual SA*	326,100	6,175,122

Chemicals 0.3%
Braskem SA (Preference), Class A	420,158	3,121,165

Diversified Consumer Services 0.4%
YDUQS Part	318,324	3,769,231

Diversified Telecommunication Services 1.0%
Telefonica Brasil SA, ADR (a)	374,048	5,356,368
Telefonica Brasil SA (Preference)	296,280	4,258,165

		9,614,533

Household Durables 0.2%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	216,055	1,597,591

Insurance 0.5%
IRB Brasil Resseguros S/A	534,100	5,175,128

Metals & Mining 1.0%
Vale SA*	686,201	9,082,566

Road & Rail 0.6%
Rumo SA*	932,200	6,050,634

Specialty Retail 0.5%
C&A Modas Ltda.*	1,042,000	4,650,623

Transportation Infrastructure 0.4%
CCR SA	825,800	3,905,520

		85,789,182

CANADA 0.5%
Oil, Gas & Consumable Fuels 0.5%
Parex Resources, Inc.*	267,400	4,973,016

CHILE 0.4%
Electric Utilities 0.4%
Enel Americas SA	15,320,960	3,387,666

CHINA 30.7%
Banks 3.9%
China Construction Bank Corp., Class H	18,435,706	15,960,510
China Merchants Bank Co. Ltd., Class H	697,500	3,595,132
Industrial & Commercial Bank of China Ltd., Class H	22,885,000	17,664,960

		37,220,602

Beverages 0.8%
Budweiser Brewing Co. APAC Ltd. Reg. S* (b)	2,372,600	8,010,772

Construction Materials 0.8%
China National Building Material Co. Ltd., Class H	7,170,000	8,009,966

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Diversified Consumer Services 0.9%
New Oriental Education & Technology Group, Inc., ADR*	69,354	$8,409,173

Entertainment 0.6%
NetEase, Inc., ADR	18,964	5,815,121

Gas Utilities 0.4%
China Gas Holdings Ltd.	1,046,800	3,923,968

Health Care Providers & Services 0.2%
Sinopharm Group Co. Ltd., Class H	600,000	2,194,567

Hotels, Restaurants & Leisure 1.1%
Huazhu Group Ltd., ADR*	169,925	6,808,894
Xiabuxiabu Catering Management China Holdings Co. Ltd. Reg. S* (b)	2,436,679	3,189,968

		9,998,862

Household Durables 0.3%
Midea Group Co. Ltd., Class A	309,972	2,585,711

Insurance 3.6%
PICC Property & Casualty Co. Ltd., Class H	4,117,000	4,964,124
Ping An Insurance Group Co. of China Ltd., Class H	2,478,213	29,357,558

		34,321,682

Interactive Media & Services 7.1%
58.com, Inc., ADR*	93,951	6,081,448
Autohome, Inc., ADR*	61,713	4,937,657
Baidu, Inc., ADR*	35,120	4,439,168
Tencent Holdings Ltd.	1,079,473	52,072,206

		67,530,479

Internet & Direct Marketing Retail 6.8%
Alibaba Group Holding Ltd., ADR*	265,322	56,274,795
Alibaba Group Holding Ltd.*	118,800	3,158,934
Prosus NV*	24,430	1,828,031
Trip.com Group Ltd., ADR*	103,280	3,464,011

		64,725,771

Leisure Products 0.1%
Goodbaby International Holdings Ltd.* (a)	6,086,000	1,351,660

Life Sciences Tools & Services 0.2%
Wuxi Biologics Cayman, Inc. Reg. S* (b)	180,500	2,289,368

Machinery 0.8%
Haitian International Holdings Ltd.	1,837,856	4,455,969
Weichai Power Co. Ltd., Class H	1,377,530	2,914,579

		7,370,548

Marine 0.5%
SITC International Holdings Co. Ltd.	3,675,000	4,481,393

Real Estate Management & Development 1.3%
China Overseas Land & Investment Ltd.	1,462,000	5,709,909
China Resources Land Ltd.	1,270,462	6,330,287

		12,040,196

Textiles, Apparel & Luxury Goods 0.8%
ANTA Sports Products Ltd.	188,530	1,688,388
Shenzhou International Group Holdings Ltd.	421,586	6,167,046

		7,855,434

Wireless Telecommunication Services 0.5%
China Mobile Ltd. (a)	511,685	4,320,559

		292,455,832

9

Statement of Investments (Continued)

December 31, 2019

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

COLOMBIA 0.6%
Banks 0.6%
Bancolombia SA, ADR	95,529	$5,234,034

GEORGIA 0.6%
Banks 0.6%
Bank of Georgia Group plc	242,781	5,237,161

HONG KONG 0.6%
Machinery 0.6%
Techtronic Industries Co. Ltd.	664,000	5,433,379

HUNGARY 0.4%
Oil, Gas & Consumable Fuels 0.4%
MOL Hungarian Oil & Gas plc	363,613	3,631,855

INDIA 8.8%
Auto Components 0.3%
Motherson Sumi Systems Ltd.	1,322,099	2,720,235

Automobiles 0.5%
Maruti Suzuki India Ltd.	46,350	4,786,752

Banks 2.4%
Axis Bank Ltd., GDR Reg. S	45,068	2,397,478
HDFC Bank Ltd., ADR	254,280	16,113,724
Kotak Mahindra Bank Ltd.	158,206	3,731,323

		22,242,525

Biotechnology 0.4%
Biocon Ltd.	1,032,396	4,251,717

Chemicals 0.6%
UPL Ltd.	730,180	5,981,430

Communications Equipment 0.1%
Tejas Networks Ltd. Reg. S (b)	605,000	806,046

Construction & Engineering 0.7%
Larsen & Toubro Ltd.	362,769	6,604,582

Diversified Financial Services 0.2%
Bajaj Holdings & Investment Ltd.	31,813	1,513,403

IT Services 1.2%
Infosys Ltd., ADR (a)	490,065	5,057,471
Tata Consultancy Services Ltd.	77,851	2,356,826
Tech Mahindra Ltd.	383,351	4,096,422

		11,510,719

Metals & Mining 0.9%
Hindalco Industries Ltd.	1,881,239	5,706,432
Hindustan Zinc Ltd.	1,058,758	3,113,820

		8,820,252

Real Estate Management & Development 0.2%
Oberoi Realty Ltd.	301,719	2,247,530

Thrifts & Mortgage Finance 0.8%
Housing Development Finance Corp. Ltd.	215,444	7,295,828

Tobacco 0.5%
ITC Ltd.	1,402,474	4,676,344

		83,457,363

INDONESIA 1.7%
Banks 1.0%
Bank Mandiri Persero Tbk. PT	10,350,800	5,706,318
Bank Rakyat Indonesia Persero Tbk. PT	11,425,700	3,605,930

		9,312,248

Common Stocks (continued)

	Shares	Value

INDONESIA (continued)
Diversified Telecommunication Services 0.6%
Telekomunikasi Indonesia Persero Tbk. PT	8,004,200	$2,280,291
Telekomunikasi Indonesia Persero Tbk. PT, ADR	129,618	3,694,113

		5,974,404

Real Estate Management & Development 0.1%
Pakuwon Jati Tbk. PT	30,492,197	1,248,955

		16,535,607

LUXEMBOURG 0.9%
Energy Equipment & Services 0.4%
Tenaris SA, ADR	159,970	3,621,721

Metals & Mining 0.5%
Ternium SA, ADR	204,863	4,506,986

		8,128,707

MACAU 1.0%
Hotels, Restaurants & Leisure 1.0%
Sands China Ltd.	1,816,800	9,742,742

MALAYSIA 0.3%
Beverages 0.3%
Heineken Malaysia Bhd.	371,800	2,468,560

MEXICO 4.1%
Banks 1.1%
Grupo Financiero Banorte SAB de CV, Class O	1,969,019	11,002,346

Beverages 1.1%
Arca Continental SAB de CV	663,925	3,510,735
Fomento Economico Mexicano SAB de CV (a)	685,261	6,475,503

		9,986,238

Equity Real Estate Investment Trusts (REITs) 0.4%
PLA Administradora Industrial S de RL de CV	2,484,485	4,076,093

Food Products 0.4%
Gruma SAB de CV, Class B	328,065	3,368,360

Metals & Mining 0.2%
Grupo Mexico SAB de CV Series B	678,715	1,861,598

Transportation Infrastructure 0.9%
Grupo Aeroportuario del Centro Norte SAB de CV	665,529	4,992,303
Grupo Aeroportuario del Pacifico SAB de CV, ADR	27,800	3,297,358

		8,289,661

		38,584,296

NIGERIA 0.2%
Oil, Gas & Consumable Fuels 0.2%
SEPLAT Petroleum Development Co. plc Reg. S (b)	974,299	1,581,225

PANAMA 0.6%
Airlines 0.6%
Copa Holdings SA, Class A	54,773	5,919,866

10

Statement of Investments (Continued)

December 31, 2019

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

PERU 1.2%
Banks 1.2%
Credicorp Ltd.	54,398	$11,593,846

PHILIPPINES 1.0%
Banks 0.7%
BDO Unibank, Inc.	2,257,895	7,038,818

Real Estate Management & Development 0.3%
Ayala Land, Inc.	3,192,900	2,863,400

		9,902,218

POLAND 0.3%
Entertainment 0.3%
CD Projekt SA	41,832	3,079,878

PORTUGAL 0.5%
Oil, Gas & Consumable Fuels 0.5%
Galp Energia SGPS SA	256,857	4,296,027

RUSSIA 7.0%
Banks 2.2%
Sberbank of Russia PJSC, ADR	605,195	9,957,863
Sberbank of Russia PJSC, ADR	542,963	8,904,593
Sberbank of Russia PJSC (Preference)	496,872	1,827,579

		20,690,035

Electric Utilities 0.4%
Inter RAO UES PJSC	48,243,614	3,919,041

Food & Staples Retailing 0.4%
X5 Retail Group NV, GDR Reg. S	107,793	3,720,279

Metals & Mining 0.8%
MMC Norilsk Nickel PJSC, ADR	176,816	5,391,120
Severstal PJSC	131,105	1,980,466

		7,371,586

Oil, Gas & Consumable Fuels 2.4%
Lukoil PJSC, ADR	118,504	11,697,531
Lukoil PJSC, ADR	98,488	9,784,020
Novatek PJSC	65,153	1,325,710

		22,807,261

Professional Services 0.1%
HeadHunter Group plc, ADR	64,568	1,384,984

Road & Rail 0.7%
Globaltrans Investment plc, GDR Reg. S	700,391	6,195,237

		66,088,423

SOUTH AFRICA 3.1%
Diversified Financial Services 0.1%
FirstRand Ltd.	299,078	1,345,067

Food & Staples Retailing 0.1%
Massmart Holdings Ltd.	269,502	988,551

Industrial Conglomerates 0.4%
Bidvest Group Ltd. (The)	277,374	4,060,728

Insurance 0.3%
Sanlam Ltd.	468,518	2,649,038

Internet & Direct Marketing Retail 1.3%
Naspers Ltd., Class N	69,019	11,281,289

Trading Companies & Distributors 0.2%
Barloworld Ltd.	256,131	2,063,524

Common Stocks (continued)

	Shares	Value

SOUTH AFRICA (continued)
Wireless Telecommunication Services 0.7%
Vodacom Group Ltd.	841,120	$6,934,532

		29,322,729

SOUTH KOREA 12.0%
Auto Components 0.3%
Nexen Tire Corp.*	218,211	1,719,614
Woory Industrial Co. Ltd.*	45,906	807,288

		2,526,902

Banks 1.1%
KB Financial Group, Inc.	151,362	6,249,925
Shinhan Financial Group Co. Ltd.	111,833	4,182,522

		10,432,447

Chemicals 0.6%
LG Chem Ltd. (Preference)*	39,198	5,852,865

Entertainment 0.5%
NCSoft Corp.*	11,127	5,188,160

Household Durables 0.3%
Woongjin Coway Co. Ltd.	40,459	3,250,644

Insurance 0.3%
DB Insurance Co. Ltd.*	65,547	2,959,989

Metals & Mining 0.2%
POSCO	10,176	2,073,274

Oil, Gas & Consumable Fuels 0.3%
S-Oil Corp.	35,067	2,871,507

Semiconductors & Semiconductor Equipment 1.9%
SK Hynix, Inc.	218,266	17,738,787

Technology Hardware, Storage & Peripherals 6.3%
Samsung Electronics Co. Ltd.	975,224	46,990,519
Samsung Electronics Co. Ltd. (Preference)	327,199	12,765,447

		59,755,966

Textiles, Apparel & Luxury Goods 0.2%
Fila Korea Ltd.*	45,304	2,071,629

		114,722,170

TAIWAN 8.9%
Chemicals 0.7%
Formosa Plastics Corp.	1,978,000	6,592,702

Electronic Equipment, Instruments & Components 1.5%
Chroma ATE, Inc.	1,156,000	5,599,532
Largan Precision Co. Ltd.	31,000	5,179,778
Taiwan Union Technology Corp.	793,000	3,918,330

		14,697,640

Food & Staples Retailing 0.3%
President Chain Store Corp.	294,319	2,987,959

Semiconductors & Semiconductor Equipment 6.0%
Globalwafers Co. Ltd.	309,000	3,946,353
Taiwan Semiconductor Manufacturing Co. Ltd.	2,352,029	26,047,478
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	457,780	26,597,018

		56,590,849

Wireless Telecommunication Services 0.4%
Far EasTone Telecommunications Co. Ltd.	1,580,000	3,801,233

		84,670,383

11

Statement of Investments (Continued)

December 31, 2019

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

THAILAND 2.1%
Banks 0.7%
Bangkok Bank PCL	413,000	$2,199,007
Kasikornbank PCL	827,078	4,138,784

		6,337,791

Construction Materials 0.2%
Siam Cement PCL (The)	155,800	2,018,125

Oil, Gas & Consumable Fuels 0.6%
PTT PCL	3,914,350	5,728,665

Wireless Telecommunication Services 0.6%
Advanced Info Service PCL	836,256	5,919,189

		20,003,770

TURKEY 0.4%
Oil, Gas & Consumable Fuels 0.1%
Tupras Turkiye Petrol Rafinerileri A/S	48,828	1,041,220

Wireless Telecommunication Services 0.3%
Turkcell Iletisim Hizmetleri A/S	1,112,131	2,580,805

		3,622,025

UNITED KINGDOM 1.4%
Paper & Forest Products 0.6%
Mondi plc	253,212	5,977,465

Personal Products 0.8%
Unilever NV, NYRS	124,828	7,172,617

		13,150,082

Total Common Stocks (cost $873,913,751)		933,012,042

Repurchase Agreements 0.1%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $890,215, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $907,940. (c)(d)	$890,137	890,137
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $500,048, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $510,000. (c)(d)	500,000	500,000

Total Repurchase Agreements (cost $1,390,137)		1,390,137

Total Investments (cost $875,303,888) — 98.4%		934,402,179

Other assets in excess of liabilities — 1.6%		15,254,123

NET ASSETS — 100.0%		$949,656,302

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $7,833,440, which was collateralized by cash used to purchase repurchase agreements with a total value of $1,390,137 and by $6,714,557 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/31/2020 - 2/15/2049, a total value of $8,104,694.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $15,877,379 which represents 1.67% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $1,390,137.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NYRS	New York Registry Shares

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2019

NVIT Emerging Markets Fund
Assets:
Investment securities, at value* (cost $873,913,751)	$933,012,042
Repurchase agreement, at value (cost $1,390,137)	1,390,137
Cash	11,852,419
Foreign currencies, at value (cost $1,847,533)	1,852,802
Interest and dividends receivable	3,045,650
Security lending income receivable	6,416
Receivable for investments sold	4,373,316
Receivable for capital shares issued	1,016,212
Reclaims receivable	42,272
Prepaid expenses	5,787

Total Assets	956,597,053

Liabilities:
Payable for investments purchased	3,989,831
Payable for capital shares redeemed	362,503
Payable upon return of securities loaned (Note 2)	1,390,137
Payable for capital gain country tax	5,584
Accrued expenses and other payables:
Investment advisory fees	703,601
Fund administration fees	46,212
Distribution fees	20,335
Administrative servicing fees	38,145
Accounting and transfer agent fees	383
Trustee fees	100
Deferred capital gain country tax	95,035
Custodian fees	100
Compliance program costs (Note 3)	932
Professional fees	22,870
Printing fees	4,173
Other	260,810

Total Liabilities	6,940,751

Net Assets	$949,656,302

Represented by:
Capital	$928,868,954
Total distributable earnings (loss)	20,787,348

Net Assets	$949,656,302

Net Assets:
Class I Shares	$69,303,181
Class II Shares	60,374,298
Class D Shares	39,778,559
Class Y Shares	780,200,264

Total	$949,656,302

13

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT Emerging Markets Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,150,915
Class II Shares	4,546,202
Class D Shares	2,999,572
Class Y Shares	58,025,958

Total	70,722,647

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.45
Class II Shares	$13.28
Class D Shares	$13.26
Class Y Shares	$13.45

*	Includes value of securities on loan of $7,833,440 (Note 2).

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2019

NVIT Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$25,185,504
Income from non-cash dividends	5,990,758
Interest income	338,191
Income from securities lending (Note 2)	49,352
Foreign tax withholding	(1,953,441)

Total Income	29,610,364

EXPENSES:
Investment advisory fees	8,256,125
Fund administration fees	300,062
Distribution fees Class D Shares	96,161
Distribution fees Class II Shares	139,704
Administrative servicing fees Class D Shares	92,289
Administrative servicing fees Class I Shares	96,441
Administrative servicing fees Class II Shares	83,823
Professional fees	89,784
Printing fees	19,838
Trustee fees	31,114
Custodian fees	52,246
Accounting and transfer agent fees	16,358
Compliance program costs (Note 3)	3,708
Other	13,674

Total expenses before fees waived	9,291,327

Investment advisory fees waived (Note 3)	(434,453)

Net Expenses	8,856,874

NET INVESTMENT INCOME	20,753,490

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	(3,617,893)
Foreign currency transactions (Note 2)	(159,916)

Net realized losses	(3,777,809)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	158,992,771
Translation of assets and liabilities denominated in foreign currencies	(3,269)

Net change in unrealized appreciation/depreciation	158,989,502

Net realized/unrealized gains	155,211,693

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$175,965,183

†	Net of capital gain country taxes of $29,487.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $47,210.

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Emerging Markets Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$20,753,490	$11,111,768
Net realized gains (losses)	(3,777,809)	188,080
Net change in unrealized appreciation/depreciation	158,989,502	(157,731,305)

Change in net assets resulting from operations	175,965,183	(146,431,457)

Distributions to Shareholders From:
Distributable earnings:
Class I	(1,560,991)	(490,727)
Class II	(1,223,087)	(265,933)
Class D	(790,387)	(153,982)
Class Y	(18,876,232)	(5,969,629)

Change in net assets from shareholder distributions	(22,450,697)	(6,880,271)

Change in net assets from capital transactions	33,930,162	709,511,599

Change in net assets	187,444,648	556,199,871

Net Assets:
Beginning of year	762,211,654	206,011,783

End of year	$949,656,302	$762,211,654

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$9,536,357	$15,856,933
Dividends reinvested	1,560,991	490,727
Cost of shares redeemed	(14,987,510)	(23,630,240)

Total Class I Shares	(3,890,162)	(7,282,580)

Class II Shares
Proceeds from shares issued	8,344,093	10,900,559
Dividends reinvested	1,223,087	265,933
Cost of shares redeemed	(11,077,277)	(19,336,249)

Total Class II Shares	(1,510,097)	(8,169,757)

Class D Shares
Proceeds from shares issued	3,379,494	4,734,108
Dividends reinvested	790,387	153,982
Cost of shares redeemed	(8,092,537)	(11,031,314)

Total Class D Shares	(3,922,656)	(6,143,224)

Class Y Shares
Proceeds from shares issued	103,490,977	731,992,626
Dividends reinvested	18,876,232	5,969,629
Cost of shares redeemed	(79,114,132)	(6,855,095)

Total Class Y Shares	43,253,077	731,107,160

Change in net assets from capital transactions	$33,930,162	$709,511,599

16

Statements of Changes in Net Assets (Continued)

	NVIT Emerging Markets Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS:
Class I Shares
Issued	761,912	1,209,421
Reinvested	124,043	42,690
Redeemed	(1,212,102)	(1,818,053)

Total Class I Shares	(326,147)	(565,942)

Class II Shares
Issued	667,464	825,077
Reinvested	98,667	23,318
Redeemed	(896,983)	(1,475,440)

Total Class II Shares	(130,852)	(627,045)

Class D Shares
Issued	275,040	356,670
Reinvested	63,876	13,456
Redeemed	(667,680)	(873,842)

Total Class D Shares	(328,764)	(503,716)

Class Y Shares
Issued	8,177,420	54,725,201
Reinvested	1,500,186	520,802
Redeemed	(6,326,726)	(571,840)

Total Class Y Shares	3,350,880	54,674,163

Total change in shares	2,565,117	52,977,460

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Emerging Markets Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2019	$11.21	0.28	2.27	2.55	(0.31)	(0.31)	$13.45	22.95%		$69,303,181	1.11%	2.23%	1.16%	22.56%
Year Ended December 31, 2018	$13.68	0.18	(2.56)	(2.38)	(0.09)	(0.09)	$11.21	(17.42%	)	$61,380,876	1.14%	1.40%	1.19%	18.09%
Year Ended December 31, 2017	$9.79	0.13	3.92	4.05	(0.16)	(0.16)	$13.68	41.50%		$82,690,857	1.23%	1.09%	1.28%	32.35%
Year Ended December 31, 2016	$9.16	0.10	0.61	0.71	(0.08)	(0.08)	$9.79	7.72%		$55,881,069	1.26%	1.02%	1.31%	126.86%	(h)
Year Ended December 31, 2015	$11.01	0.15	(1.91)	(1.76)	(0.09)	(0.09)	$9.16	15.99%		$53,435,999	1.20%	1.45%	1.25%	109.50%

Class II Shares
Year Ended December 31, 2019	$11.07	0.25	2.24	2.49	(0.28)	(0.28)	$13.28	22.66%		$60,374,298	1.36%	2.01%	1.41%	22.56%
Year Ended December 31, 2018	$13.51	0.15	(2.53)	(2.38)	(0.06)	(0.06)	$11.07	(17.65%	)	$51,754,476	1.39%	1.16%	1.44%	18.09%
Year Ended December 31, 2017	$9.65	0.10	3.87	3.97	(0.11)	(0.11)	$13.51	41.22%		$71,642,987	1.48%	0.82%	1.53%	32.35%
Year Ended December 31, 2016	$9.05	0.07	0.61	0.68	(0.08)	(0.08)	$9.65	7.48%		$46,972,982	1.51%	0.75%	1.56%	126.86%	(h)
Year Ended December 31, 2015	$10.86	0.12	(1.88)	(1.76)	(0.05)	(0.05)	$9.05	(16.23%	)	$52,596,042	1.49%	1.21%	1.54%	109.50%

Class D Shares
Year Ended December 31, 2019	$11.05	0.23	2.25	2.48	(0.27)	(0.27)	$13.26	22.58%		$39,778,559	1.45%	1.87%	1.50%	22.56%
Year Ended December 31, 2018	$13.48	0.14	(2.53)	(2.39)	(0.04)	(0.04)	$11.05	(17.71%	)	$36,774,959	1.47%	1.07%	1.52%	18.09%
Year Ended December 31, 2017	$9.64	0.09	3.86	3.95	(0.11)	(0.11)	$13.48	41.09%		$51,665,424	1.56%	0.75%	1.61%	32.35%
Period Ended December 31, 2016 (i)	$9.89	0.01	(0.18)	(0.17)	(0.08)	(0.08)	$9.64	(1.75%	)	$42,459,338	1.57%	0.24%	1.62%	126.86%	(h)

Class Y Shares
Year Ended December 31, 2019	$11.20	0.31	2.27	2.58	(0.33)	(0.33)	$13.45	23.24%		$780,200,264	0.96%	2.46%	1.01%	22.56%
Year Ended December 31, 2018	$13.68	0.26	(2.63)	(2.37)	(0.11)	(0.11)	$11.20	(17.34%	)	$612,301,343	0.96%	2.11%	1.01%	18.09%
Year Ended December 31, 2017	$9.80	0.02	4.06	4.08	(0.20)	(0.20)	$13.68	41.69%		$12,515	1.08%	0.21%	1.13%	32.35%
Year Ended December 31, 2016	$9.15	0.12	0.61	0.73	(0.08)	(0.08)	$9.80	7.94%		$382,301	1.11%	1.25%	1.16%	126.86%	(h)
Year Ended December 31, 2015	$11.02	0.16	(1.91)	(1.75)	(0.12)	(0.12)	$9.15	(15.90%	)	$151,401	1.08%	1.58%	1.13%	109.50%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Excludes merger activity.
(i)	For the period from August 1, 2016 (commencement of operations) through December 31, 2016. Total return is calculated based on inception date of July 29, 2016 through December 31, 2016.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds and NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class D and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings;

20

Notes to Financial Statements (Continued)

December 31, 2019

(ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available , such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$10,916,295	$—	$—	$10,916,295
Auto Components	—	5,247,137	—	5,247,137
Automobiles	—	4,786,752	—	4,786,752
Banks	56,225,149	114,720,668	—	170,945,817
Beverages	9,986,238	13,526,008	—	23,512,246
Biotechnology	—	4,251,717	—	4,251,717
Capital Markets	—	6,175,122	—	6,175,122
Chemicals	—	21,548,162	—	21,548,162
Communications Equipment	—	806,046	—	806,046
Construction & Engineering	—	6,604,582	—	6,604,582
Construction Materials	—	10,028,091	—	10,028,091
Diversified Consumer Services	8,409,173	3,769,231	—	12,178,404
Diversified Financial Services	—	2,858,470	—	2,858,470
Diversified Telecommunication Services	9,050,481	6,538,456	—	15,588,937
Electric Utilities	—	7,306,707	—	7,306,707
Electronic Equipment, Instruments & Components	—	14,697,640	—	14,697,640
Energy Equipment & Services	3,621,721	—	—	3,621,721
Entertainment	5,815,121	8,268,038	—	14,083,159
Equity Real Estate Investment Trusts (REITs)	4,076,093	—	—	4,076,093
Food & Staples Retailing	—	7,696,789	—	7,696,789

21

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Food Products	$3,368,360	$—	$—	$3,368,360
Gas Utilities	—	3,923,968	—	3,923,968
Health Care Providers & Services	—	2,194,567	—	2,194,567
Hotels, Restaurants & Leisure	6,808,894	12,932,710	—	19,741,604
Household Durables	—	7,433,946	—	7,433,946
Industrial Conglomerates	—	4,060,728	—	4,060,728
Insurance	—	45,105,837	—	45,105,837
Interactive Media & Services	15,458,273	52,072,206	—	67,530,479
Internet & Direct Marketing Retail	62,897,740	13,109,320	—	76,007,060
IT Services	5,057,471	6,453,248	—	11,510,719
Leisure Products	—	1,351,660	—	1,351,660
Life Sciences Tools & Services	—	2,289,368	—	2,289,368
Machinery	—	12,803,927	—	12,803,927
Marine	—	4,481,393	—	4,481,393
Metals & Mining	11,759,704	21,956,558	—	33,716,262
Oil, Gas & Consumable Fuels	16,670,547	30,260,229	—	46,930,776
Paper & Forest Products	—	5,977,465	—	5,977,465
Personal Products	7,172,617	—	—	7,172,617
Professional Services	1,384,984	—	—	1,384,984
Real Estate Management & Development	—	18,400,081	—	18,400,081
Road & Rail	—	12,245,871	—	12,245,871
Semiconductors & Semiconductor Equipment	26,597,018	47,732,618	—	74,329,636
Specialty Retail	—	4,650,623	—	4,650,623
Technology Hardware, Storage & Peripherals	—	59,755,966	—	59,755,966
Textiles, Apparel & Luxury Goods	—	9,927,063	—	9,927,063
Thrifts & Mortgage Finance	—	7,295,828	—	7,295,828
Tobacco	—	4,676,344	—	4,676,344
Trading Companies & Distributors	—	2,063,524	—	2,063,524
Transportation Infrastructure	8,289,661	3,905,520	—	12,195,181
Wireless Telecommunication Services	—	23,556,318	—	23,556,318
Total Common Stocks	$273,565,540	$659,446,502	$—	$933,012,042
Repurchase Agreements	$—	$1,390,137	$—	$1,390,137
Total	$273,565,540	$660,836,639	$—	$934,402,179

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of

22

Notes to Financial Statements (Continued)

December 31, 2019

investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $1,390,137, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower

23

Notes to Financial Statements (Continued)

December 31, 2019

agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

24

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$890,137	$—	$890,137	$(890,137)	$—
Citigroup Global Markets Ltd.	500,000	—	500,000	(500,000)	—
Total	$1,390,137	$—	$1,390,137	$(1,390,137)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of

25

Notes to Financial Statements (Continued)

December 31, 2019

investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in passive foreign investment companies (PFICs). Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

26

Notes to Financial Statements (Continued)

December 31, 2019

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Lazard Asset Management, LLC
Standard Life Investments (Corporate Funds) Limited (“Aberdeen Standard Investments”)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

The Trust and NFA have entered into a written contract waiving 0.05% of investment advisory fees of the Fund until April 30, 2021. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $434,453, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.95%, and after contractual fee waivers was 0.90%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.20% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to

27

Notes to Financial Statements (Continued)

December 31, 2019

exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $300,062 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $3,708.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class D, shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;

28

Notes to Financial Statements (Continued)

December 31, 2019

(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class D shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15%, 0.15% and 0.24% for Class I, Class II and Class D shares, respectively, for a total amount of $272,553.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $223,973,388 and sales of $192,323,636 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls

29

Notes to Financial Statements (Continued)

December 31, 2019

or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

30

Notes to Financial Statements (Continued)

December 31, 2019

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,450,697	$—	$22,450,697	$—	$22,450,697

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,880,271	$—	$6,880,271	$—	$6,880,271

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$6,635,565	$—	$6,635,565	$(40,647,560)	$54,799,343	$20,787,348

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$879,515,895	$111,087,277	$(56,200,993)	$54,886,284

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $40,647,560 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire. A portion of the Fund’s capital loss carryforward is subject to annual limitation under the Internal Revenue Code and related regulations.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

31

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Emerging Markets Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

32

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

34

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

35

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $23,050,976 or $0.3259 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $2,602,625 or $0.0368 per outstanding share.

36

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

39

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

40

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

41

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

42

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

43

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

44

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

45

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

46

Annual Report

December 31, 2019

Amundi NVIT Multi Sector Bond Fund

(formerly, NVIT Multi Sector Bond Fund)

AR-MSB 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)

For the annual period ended December 31, 2019, the Amundi NVIT Multi Sector Bond Fund (Class I) returned 9.17% versus 8.72% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (U.S. Aggregate Index). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Multisector Bond (consisting of 38 funds as of December 31, 2019), was 10.78% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Driven by strong employment, the U.S. economy continued to expand during the reporting period ended December 31, 2019, although at a slower pace than in the prior 12-month period. As of the third quarter of 2019, year-over-year real U.S. gross domestic product (GDP) growth was 2.1%, which marked a modest deceleration from year-end 2018 growth of 2.5%. The prolonged “trade war” between the United States and China weighed on domestic and global growth as global trade slowed and business spending waned. The Core Consumer Price Index expanded from the 2.1% pace seen a year ago to 2.3% in November 2019.

Global spread assets rallied strongly both at the beginning and at the end of 2019. In a “policy pivot,” the Federal Reserve (Fed) announced a policy pause and signaled future patience at its January 2019 Federal Open Market Committee (FOMC) meeting. Risky and risk-free assets rallied significantly in response. Throughout the first half of 2019, close attention was paid to Fed governors’ comments on monetary policy, although the first rate cut did not occur until the Fed’s July FOMC meeting. In contrast to the expanding economic environment in the United States, economic data overseas deteriorated during 2019, with Germany, the largest European Union economy, swinging to the brink of recession. Although economic data continued to indicate that the U.S. economy was expanding, the Fed further reduced rates in September 2019 and October 2019, with most observers describing the rate cuts as insurance against global economic weakness. As the Fed lowered the federal funds rate, risk-free yields responded across the yield curve. The U.S. Treasury 10-Year note yield fell to a low of 1.47% in late August. Global investor confidence and markets stabilized later in the year, with the 10-Year note ending the year at 1.92% and U.S. equity markets establishing record highs.

The Fund’s management team utilizes a relative value-driven investment process supported by an active management style that focuses on security selection and sector rotation. The Fund held exposures to multiple domestic and global fixed-income asset classes in which the managers adjusted allocations in response to changing market conditions. These asset classes included Investment Grade and High Yield Corporate Bonds, Leveraged Loans, Mortgage-Backed Securities, Asset-Backed Securities, and Non-US Securities. Specific to corporate credit exposure, the Fund’s management team balanced narrow market spread valuations with weaker corporate credit fundamentals to position the Fund with a lower net market exposure. The Fund’s managers regard the solid state of the U.S. consumer as supportive for collateral that backs Mortgage-Backed Securities (MBS) and certain Asset-Backed Securities (ABS) and prefer taking net exposure in these asset classes. Given the Fund management team’s views on the relative attractiveness of credit spread markets over interest rates, the Fund was positioned with modest interest rate sensitivity, with a duration exposure of approximately one year.

The Fund slightly outperformed the U.S. Aggregate Index for the reporting period. The U.S. Aggregate Index total return was driven primarily by its longer duration profile and the significant rally in U.S. Treasury rates during the reporting period. Credit spreads moved approximately 60 and 200 basis points tighter in the U.S. Investment Grade and U.S. High Yield markets, respectively. Thus, credit markets’ total returns were a function of lower risk-free rates, coupon income and narrower credit spreads.

Security selection and asset allocation both contributed positively to the Fund’s performance during the reporting period. The Fund’s allocation

3

Fund Commentary (cont.)	Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)

to selected Industrials and Financials sector corporate debt as well as Securitized Credit sectors produced strong returns relative to indices. Security selection was positive in all three categories. The Fund’s positions in leveraged loans, Residential Mortgage-Backed Securities and ABS contributed further to Fund performance. The Fund’s exposure to credit default swap indices, used to hedge the corporate bond exposures, detracted from total Fund return but helped reduce the Fund’s overall return volatility. Interest rate derivatives (futures) and currency forwards were utilized to hedge the Fund portfolio’s interest rate and non-U.S. dollar currency exposures. Given the large rally in government bond yields during the reporting period, interest rate hedges were a net detractor from Fund performance.

Subadviser:

Amundi Pioneer Institutional Asset Management, Inc.*

Portfolio Managers:

Jonathan M. Duensing, CFA and Kenneth J. Monaghan

* Amundi Pioneer Institutional Asset Management, Inc. became subadviser to the Fund on January 22, 2019.

The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may also invest in high-yield bonds, which are more volatile and are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund may invest in corporate loans (which have speculative characteristics and are high risk). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities), including currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)

Asset Allocation1

Corporate Bonds	53.1%
Collateralized Mortgage Obligations	17.9%
Loan Participations	9.1%
Repurchase Agreements	8.0%
Asset-Backed Securities	5.9%
Commercial Mortgage-Backed Securities	5.8%
Foreign Government Securities	2.2%
Supranational	0.6%
Common Stocks†	0.0%
Preferred Stock†	0.0%
Futures Contracts	0.4%
Forward Currency Contracts	(0.1)%
Credit Default Swaps	(1.4)%
Liabilities in excess of other assets	(1.5)%
100.0%

Top Industries2

Oil, Gas & Consumable Fuels	6.3%
Diversified Telecommunication Services	5.1%
Banks	4.7%
Hotels, Restaurants & Leisure	3.1%
Media	3.1%
Consumer Finance	3.0%
Insurance	2.4%
Chemicals	2.4%
Equity Real Estate Investment Trusts (REITs)	2.1%
Electric Utilities	2.1%
Other Industries#	65.7%
100.0%

Top Holdings2

Progress Residential Trust, 4.47%, 8/17/2035	1.7%
Connecticut Avenue Securities Trust, 10.96%, 11/25/2039	1.5%
Sprint Communications, Inc., Term Loan, 4.81%, 2/2/2024	1.4%
FHLMC STACR Trust, 12.79%, 10/25/2048	1.3%
FHLMC STACR Trust, 9.94%, 7/25/2049	1.2%
FHLMC STACR Trust, 14.04%, 2/25/2049	1.2%
Qatar Government Bond, 4.82%, 3/14/2049	1.2%
Oaktown Re III Ltd., 6.14%, 7/25/2029	1.2%
FNMA Connecticut Avenue Securities, 6.04%, 1/25/2031	1.1%
Bank of America Corp., 5.13%, 6/20/2024	1.1%
Other Holdings#	87.1%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	9.17%	3.64%	4.87%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%
Blended Index	9.90%	3.68%	4.37%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.82%

^	Current effective prospectus dated April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Amundi NVIT Multi Sector Bond Fund (formerly NVIT Multi Sector Bond Fund) versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Blended Index* over the 10-year period ended 12/31/19. Unlike the Fund, the performance of these indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

*

The Blended Index comprises 60% Citigroup US Broad Investment-Grade Bond Index, 15% Citigroup US High-Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% JPMorgan Emerging Market Bond Index.

7

Shareholder Expense Example	Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund) December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,039.60	4.27	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)

Asset-Backed Securities 5.9%

	Principal Amount	Value

Automobiles 1.7%
CIG Auto Receivables Trust, Series 2019-1A, Class D, 4.85%, 5/15/2026 (a)	$1,150,000	$1,169,106
United Auto Credit Securitization Trust, Series 2019-1, Class E, 4.29%, 8/12/2024 (a)	1,450,000	1,465,485
Westlake Automobile Receivables Trust, Series 2019-1A, Class E, 4.49%, 7/15/2024 (a)	2,000,000	2,054,514

		4,689,105

Other 4.2%
Amur Equipment Finance Receivables V LLC, Series 2018-1A, Class E, 5.36%, 4/22/2024 (a)	800,000	812,791
Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class E, 5.45%, 11/20/2023 (a)	300,000	308,819
Ascentium Equipment Receivables, Series 2019-1A, Class E, 4.31%, 4/12/2027 (a)	2,500,000	2,550,882
Invitation Homes Trust, Series 2018-SFR3, Class F, 3.99%, 7/17/2037 (a)(b)	765,042	766,227
Kabbage Funding LLC
Series 2019-1, Class C, 4.61%, 3/15/2024 (a)	750,000	758,656
Series 2019-1, Class D, 5.69%, 3/15/2024 (a)	1,000,000	1,012,104
Progress Residential Trust, Series 2019-SFR1, Class E, 4.47%, 8/17/2035 (a)	5,000,000	5,096,624
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class D, 4.75%, 1/20/2036 (a)	654,067	664,776

		11,970,879

Total Asset-Backed Securities (cost $16,365,921)		16,659,984

Collateralized Mortgage Obligations 17.9%
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class B2, 6.29%, 3/25/2049 (a)(b)	2,250,000	2,359,873
Bellemeade Re Ltd.
Series 2019-1A, Class M2, 4.49%, 3/25/2029 (a)(b)	3,080,000	3,092,038
Series 2019-1A, Class B1, 5.79%, 3/25/2029 (a)(b)	880,000	884,633
Connecticut Avenue Securities Trust, Series 2019-HRP1, Class B1, 10.96%, 11/25/2039 (a)(b)	4,100,000	4,369,334
Eagle RE Ltd.
Series 2019-1, Class M1B, 3.59%, 4/25/2029 (a)(b)	2,680,000	2,683,761

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Eagle RE Ltd. (continued)
Series 2019-1, Class B1, 6.29%, 4/25/2029 (a)(b)	$2,850,000	$2,839,052
FHLMC STACR Trust
Series 2018-HQA2, Class B2, 12.79%, 10/25/2048 (a)(b)	2,800,000	3,657,571
Series 2019-HQA1, Class B2, 14.04%, 2/25/2049 (a)(b)	2,550,000	3,478,512
Series 2019-DNA2, Class B2, 12.29%, 3/25/2049 (a)(b)	2,110,000	2,740,689
Series 2019-HQA2, Class B2, 13.04%, 4/25/2049 (a)(b)	1,130,000	1,463,751
Series 2019-DNA3, Class B2, 9.94%, 7/25/2049 (a)(b)	3,050,000	3,581,145
FNMA Connecticut Avenue Securities, Series 2018-C05, Class 1B1, 6.04%, 1/25/2031 (b)	3,000,000	3,275,695
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class B1, 5.21%, 4/25/2049 (a)(b)	3,000,000	3,046,492
Oaktown Re III Ltd., Series 2019-1A, Class B1B, 6.14%, 7/25/2029 (a)(b)	3,270,000	3,369,029
Radnor RE Ltd.
Series 2019-1, Class M1B, 3.74%, 2/25/2029 (a)(b)	3,120,000	3,116,196
Series 2019-2, Class B1, 4.49%, 6/25/2029 (a)(b)	1,380,000	1,382,444
STACR Trust
Series 2018-HRP2, Class B2, 12.29%, 2/25/2047 (a)(b)	2,000,000	2,279,841
Series 2018-DNA3, Class B1, 5.69%, 9/25/2048 (a)(b)	1,500,000	1,609,295
Verus Securitization Trust
Series 2019-2, Class B1, 4.44%, 5/25/2059 (a)(b)	850,000	860,220
Series 2019-INV2, Class B1, 4.45%, 7/25/2059 (a)(b)	850,000	854,444

Total Collateralized Mortgage Obligations (cost $46,737,608)		50,944,015

Commercial Mortgage-Backed Securities 5.8%
COMM Mortgage Trust, Series 2015-CR26, Class D, 3.48%, 10/10/2048 (b)	3,000,000	2,828,659
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class D, 3.40%, 6/15/2049 (a)(b)	2,500,000	2,274,824
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 4.93%, 2/15/2047 (b)	230,000	245,708
Series 2014-C17, Class D, 4.74%, 8/15/2047 (a)(b)	2,100,000	2,118,286
Series 2015-C22, Class D, 4.24%, 4/15/2048 (a)(b)	2,000,000	1,873,065
Series 2017-C33, Class D, 3.36%, 5/15/2050 (a)	3,250,000	2,947,261

9

Statement of Investments (Continued)

December 31, 2019

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund) (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount		Value

Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class CE, 10.54%, 10/15/2049 (a)(b)		$2,136,000	$2,219,824
UBS Commercial Mortgage Trust, Series 2017-C4, Class C, 4.45%, 10/15/2050 (b)		1,970,000	2,053,267

Total Commercial Mortgage-Backed Securities (cost $15,694,135)			16,560,894

Common Stocks 0.0%†

	Shares

Oil, Gas & Consumable Fuels 0.0%†
Templar Energy LLC*^¥		6,672	0

Paper & Forest Products 0.0%†
Catalyst Paper Corp.*^¥		344,368	0

Total Common Stocks (cost $53,656)			0

Corporate Bonds 53.1%

	Principal Amount

Airlines 1.0%
Latam Finance Ltd., 7.00%, 3/1/2026 (a)		$2,500,000	2,706,275

Auto Components 0.5%
Panther BF Aggregator 2 LP, 4.38%, 5/15/2026 (a)	EUR	1,215,000	1,428,556

Banks 4.8%
AIB Group plc, (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a)(c)		$1,475,000	1,562,462
Bank of America Corp., Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.13%, 6/20/2024 (c)(d)(e)		3,070,000	3,247,446
Barclays plc, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%, 6/15/2024 (c)(d)		1,750,000	1,957,812
Danske Bank A/S, 5.38%, 1/12/2024 (a)		990,000	1,083,688
Intesa Sanpaolo SpA, Series XR, 4.70%, 9/23/2049 (a)		1,695,000	1,728,197
JPMorgan Chase & Co., Series FF, (SOFR + 3.38%), 5.00%, 8/01/2024 (c)(d)(e)		923,000	959,920
UniCredit SpA, (USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a)(c)(e)		3,000,000	3,129,930

			13,669,455

Corporate Bonds (continued)

	Principal Amount		Value

Beverages 0.9%
Bacardi Ltd., 5.30%, 5/15/2048 (a)		$2,240,000	$2,602,607

Biotechnology 1.3%
AbbVie, Inc., 4.05%, 11/21/2039 (a)		934,000	981,687
Horizon Therapeutics USA, Inc., 5.50%, 8/1/2027 (a)		2,615,000	2,824,462

			3,806,149

Building Products 0.8%
Patrick Industries, Inc., 7.50%, 10/15/2027 (a)		1,104,000	1,175,760
Summit Materials LLC, 6.50%, 3/15/2027 (a)		1,122,000	1,206,150

			2,381,910

Capital Markets 1.1%
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (c)		560,000	617,444
VistaJet Malta Finance plc, 10.50%, 6/1/2024 (a)(e)		2,688,000	2,553,600

			3,171,044

Chemicals 2.5%
Braskem Netherlands Finance BV, 4.50%, 1/10/2028 (a)(e)		371,000	369,241
Hexion, Inc., 7.88%, 7/15/2027 (a)(e)		1,415,000	1,471,529
INEOS Finance plc, 2.88%, 5/1/2026 (a)	EUR	1,685,000	1,951,492
NOVA Chemicals Corp., 5.25%, 6/1/2027 (a)		$640,000	657,600
OCI NV, 3.13%, 11/1/2024 (a)	EUR	1,000,000	1,166,624
Olin Corp., 5.63%, 8/1/2029		$1,305,000	1,378,341

			6,994,827

Commercial Services & Supplies 1.1%
GFL Environmental, Inc.,
7.00%, 6/1/2026 (a)		470,000	496,508
5.13%, 12/15/2026 (a)		505,000	530,947
Prime Security Services Borrower LLC, 5.75%, 4/15/2026 (a)		1,945,000	2,113,982

			3,141,437

Consumer Finance 3.1%
ASG Finance Designated Activity Co., 7.88%, 12/3/2024 (a)(e)		1,445,000	1,394,425
Avation Capital SA, 6.50%, 5/15/2021 (a)		2,000,000	2,077,500
Avolon Holdings Funding Ltd., 3.63%, 5/1/2022 (a)		1,780,000	1,823,788
Ford Motor Credit Co. LLC, 2.33%, 11/25/2025	EUR	1,890,000	2,159,699

10

Statement of Investments (Continued)

December 31, 2019

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund) (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Consumer Finance (continued)
Global Aircraft Leasing Co. Ltd., 6.50%, 9/15/2024 (a)(f)		$1,195,000	$1,246,923

			8,702,335

Containers & Packaging 0.5%
Ball Corp., 1.50%, 3/15/2027	EUR	1,290,000	1,457,698

Distributors 0.7%
Wolverine Escrow LLC, 8.50%, 11/15/2024 (a)		$1,795,000	1,857,825

Diversified Consumer Services 0.5%
Sotheby’s, 7.38%, 10/15/2027 (a)(e)		1,320,000	1,336,500

Diversified Financial Services 0.5%
Everglades Re II Ltd., (3 Month Treasury Bill Rate + 5.23%), 5.23%, 5/8/2020 (a)(c)		250,000	251,750
Fixed Income Trust, Series 2013-A, 7.70%, 10/15/2097 (a)(g)		730,000	957,417
Pelican IV Re Ltd., (ICE LIBOR USD 6 Month + 2.04%, 2.04% Floor), 3.55%, 5/5/2020 (a)(c)		250,000	249,125

			1,458,292

Diversified Telecommunication Services 2.5%
Frontier Communications Corp.,
11.00%, 9/15/2025 (e)		240,000	116,400
8.50%, 4/1/2026 (a)		1,600,000	1,620,000
Level 3 Financing, Inc., 4.63%, 9/15/2027 (a)		2,405,000	2,462,239
Verizon Communications, Inc., 1.50%, 9/19/2039	EUR	2,500,000	2,745,866

			6,944,505

Electric Utilities 2.2%
Duke Energy Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%, 9/16/2024 (c)(d)(e)		$1,330,000	1,394,571
Stoneway Capital Corp., 10.00%, 3/1/2027 (a)		3,542,332	2,240,525
Vistra Operations Co. LLC, 5.00%, 7/31/2027 (a)		2,500,000	2,612,450

			6,247,546

Electronic Equipment, Instruments & Components 1.1%
Flex Ltd., 4.88%, 6/15/2029		2,902,000	3,152,719

Energy Equipment & Services 0.9%
Archrock Partners LP, 6.25%, 4/1/2028 (a)(e)		575,000	592,250
FTS International, Inc., 6.25%, 5/1/2022		285,000	185,250

Corporate Bonds (continued)

	Principal Amount		Value

Energy Equipment & Services (continued)
Transocean Sentry Ltd., 5.38%, 5/15/2023 (a)		$1,732,000	$1,762,310

			2,539,810

Entertainment 1.1%
Netflix, Inc.,
3.88%, 11/15/2029 (a)	EUR	1,235,000	1,464,954
3.63%, 6/15/2030 (a)		1,470,000	1,694,244

			3,159,198

Equity Real Estate Investment Trusts (REITs) 2.2%
iStar, Inc.,
4.75%, 10/1/2024 (e)		$1,310,000	1,357,487
4.25%, 8/1/2025		1,485,000	1,501,276
MPT Operating Partnership LP,
3.69%, 6/5/2028	GBP	1,705,000	2,316,426
4.63%, 8/1/2029		1,070,000	1,102,100

			6,277,289

Food Products 0.8%
Simmons Foods, Inc., 5.75%, 11/1/2024 (a)(e)		2,201,000	2,212,005

Health Care Equipment & Supplies 0.5%
Boston Scientific Corp., 0.63%, 12/1/2027	EUR	1,265,000	1,411,075

Health Care Providers & Services 0.9%
BCPE Cycle Merger Sub II, Inc., 10.63%, 7/15/2027 (a)		$1,062,000	1,088,550
Surgery Center Holdings, Inc., 10.00%, 4/15/2027 (a)(e)		1,385,000	1,520,038

			2,608,588

Hotels, Restaurants & Leisure 2.2%
Enterprise Development Authority (The), 12.00%, 7/15/2024 (a)		1,950,000	2,232,750
Grupo Posadas SAB de CV, 7.88%, 6/30/2022 (a)		2,174,000	2,032,712
Scientific Games International, Inc.,
7.00%, 5/15/2028 (a)		965,000	1,034,962
7.25%, 11/15/2029 (a)		965,000	1,047,025

			6,347,449

Independent Power and Renewable Electricity Producers 0.3%
Clearway Energy Operating LLC,
5.75%, 10/15/2025		360,000	378,900
4.75%, 3/15/2028 (a)		500,000	506,875

			885,775

Insurance 2.5%
Chubb INA Holdings, Inc., 0.88%, 12/15/2029	EUR	2,490,000	2,791,558
Farmers Exchange Capital III, (ICE LIBOR USD 3 Month + 3.45%), 5.45%, 10/15/2054 (a)(c)		$2,510,000	2,890,175
Galaxy Bidco Ltd., 6.50%, 7/31/2026 (a)	GBP	535,000	748,984

11

Statement of Investments (Continued)

December 31, 2019

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund) (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Insurance (continued)
Liberty Mutual Group, Inc., (EUR Swap Annual 5 Year + 3.70%), 3.63%, 5/23/2059 (a)(c)	EUR	450,000	$526,848
Mutual of Omaha Insurance Co., (ICE LIBOR USD 3 Month + 2.64%), 4.30%, 7/15/2054 (a)(c)		$170,000	170,552

			7,128,117

IT Services 1.0%
Fidelity National Information Services, Inc., 1.00%, 12/3/2028	EUR	990,000	1,114,023
Fiserv, Inc., 1.63%, 7/1/2030		1,370,000	1,604,548

			2,718,571

Media 2.8%
Altice Luxembourg SA, 10.50%, 5/15/2027 (a)		$1,540,000	1,755,677
Charter Communications Operating LLC, 4.80%, 3/1/2050 (e)		1,540,000	1,623,937
Diamond Sports Group LLC, 6.63%, 8/15/2027 (a)(e)		958,000	931,655
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (a)		690,000	731,400
MDC Partners, Inc., 6.50%, 5/1/2024 (a)		3,343,000	3,025,415

			8,068,084

Metals & Mining 1.5%
Freeport-McMoRan, Inc., 5.25%, 9/1/2029 (e)		1,715,000	1,837,280
Metinvest BV, 7.75%, 10/17/2029 (a)(e)		2,000,000	2,043,420
Steel Dynamics, Inc., 3.45%, 4/15/2030 (e)		364,000	368,324

			4,249,024

Multi-Utilities 0.6%
Dominion Energy, Inc., Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (c)(d)		1,675,000	1,708,785

Oil, Gas & Consumable Fuels 6.4%
Cameron LNG LLC,
3.30%, 1/15/2035 (a)		393,000	396,926
3.40%, 1/15/2038 (a)		1,048,000	1,051,821
Cheniere Energy Partners LP, 4.50%, 10/1/2029 (a)		1,115,000	1,145,774
DCP Midstream Operating LP, 3.88%, 3/15/2023		250,000	255,625
EnLink Midstream Partners LP,
5.60%, 4/1/2044 (e)		540,000	437,400
5.05%, 4/1/2045		420,000	331,800
5.45%, 6/1/2047		1,620,000	1,308,150
EQT Corp., 3.90%, 10/1/2027 (e)		3,250,000	3,023,807

Corporate Bonds (continued)

	Principal Amount		Value

Oil, Gas & Consumable Fuels (continued)
Hess Midstream Operations LP, 5.13%, 6/15/2028 (a)		$865,000	$875,812
Midwest Connector Capital Co. LLC, 4.63%, 4/1/2029 (a)		1,467,000	1,602,612
MPLX LP,
4.50%, 4/15/2038		410,000	417,205
5.50%, 2/15/2049		345,000	391,950
Neptune Energy Bondco plc, 6.63%, 5/15/2025 (a)		2,985,000	2,983,149
Petroleos Mexicanos,
4.63%, 9/21/2023 (e)		310,000	323,485
6.84%, 1/23/2030 (a)(e)		1,940,000	2,068,700
6.75%, 9/21/2047		640,000	641,203
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (a)		1,000,000	1,017,500

			18,272,919

Pharmaceuticals 1.6%
Bausch Health Americas, Inc., 8.50%, 1/31/2027 (a)		940,000	1,070,472
Bausch Health Cos., Inc.,
5.75%, 8/15/2027 (a)		725,000	786,625
7.00%, 1/15/2028 (a)		553,000	610,401
5.00%, 1/30/2028 (a)(e)		300,000	307,917
7.25%, 5/30/2029 (a)		804,000	918,570
5.25%, 1/30/2030 (a)		210,000	217,770
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 1/31/2025 (a)	EUR	515,000	610,170

			4,521,925

Road & Rail 0.2%
Kapla Holding SAS, 3.38%, 12/15/2026 (a)		455,000	520,536

Semiconductors & Semiconductor Equipment 0.3%
Broadcom, Inc., 4.25%, 4/15/2026 (a)		$908,000	964,452

Specialty Retail 0.7%
Michaels Stores, Inc., 8.00%, 7/15/2027 (a)(e)		2,003,000	1,912,865

Technology Hardware, Storage & Peripherals 0.7%
Dell International LLC, 4.90%, 10/1/2026 (a)		1,398,000	1,539,477
EMC Corp., 3.38%, 6/1/2023		300,000	306,000

			1,845,477

Trading Companies & Distributors 0.3%
United Rentals North America, Inc., 3.88%, 11/15/2027		945,000	964,798

Wireless Telecommunication Services 0.5%
Kenbourne Invest SA, 6.88%, 11/26/2024 (a)		1,465,000	1,526,384

Total Corporate Bonds (cost $145,157,098)			150,902,806

12

Statement of Investments (Continued)

December 31, 2019

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund) (Continued)

Foreign Government Securities 2.2%

	Principal Amount	Value

QATAR 1.3%
Qatar Government Bond,
5.10%, 4/23/2048 (a)	$240,000	$308,183
4.82%, 3/14/2049 (a)	2,755,000	3,409,312

		3,717,495

UNITED ARAB EMIRATES 0.9%
Abu Dhabi Government Bond, 3.13%, 9/30/2049 (a)	2,640,000	2,574,000

Total Foreign Government Securities (cost $5,578,622)		6,291,495

Loan Participations 9.1%
Auto Components 0.8%
Trico Group LLC, Term Loan, (ICE LIBOR USD 3 Month + 7.00%), 8.94%, 2/2/2024 (c)	2,329,250	2,304,513

Communications Equipment 0.3%
CommScope, Inc., Term Loan B2, (ICE LIBOR USD 1 Month + 3.25%), 5.05%, 4/6/2026 (c)	907,725	912,545

Diversified Telecommunication Services 2.8%
CenturyLink, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.55%, 1/31/2025 (c)	3,098,384	3,109,228
Windstream Corp., DIP Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.30%, 2/26/2021 (c)	2,000,000	1,996,880
Windstream Refinance, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 9.00%, 2/17/2024 (c)	3,085,000	2,913,412

		8,019,520

Food Products 1.1%
JBS USA LLC, Term Loan B, (ICE LIBOR USD 6 Month + 2.00%), 3.80%, 5/1/2026 (c)	3,012,238	3,029,799

Hotels, Restaurants & Leisure 1.0%
Spectacle Gary, Term Loan, (ICE LIBOR USD 6 Month + 9.00%), 10.79%, 11/8/2025 (c)	2,725,200	2,752,452

IT Services 0.9%
Dyncorp International, Inc., Term Loan, (ICE LIBOR USD 1 Month + 6.00%), 7.74%, 8/18/2025 (c)	2,577,375	2,551,601

Machinery 0.5%
Shape Technologies Group, Inc., Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.93%, 4/19/2025 (c)	1,496,203	1,336,603

Loan Participations (continued)

	Principal Amount	Value

Media 0.3%
Diamond Sports Group LLC, Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 5.03%, 8/24/2026 (c)	$812,963	$811,272

Wireless Telecommunication Services 1.4%
Sprint Communications, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.81%, 2/2/2024 (c)	3,960,000	3,940,200

Total Loan Participations (cost $25,478,894)		25,658,505

Supranational 0.6%
Banque Ouest Africaine de Developpement, 4.70%, 10/22/2031 (a)	1,700,000	1,725,908

Total Supranational (cost $1,700,000)		1,725,908

Preferred Stock 0.0%†

	Shares

Oil, Gas & Consumable Fuels 0.0%†
Templar Energy LLC, 0.00%*^¥ (h)	5,423	0

Total Preferred Stock (cost $41,720)		0

Repurchase Agreements 8.0%

	Principal Amount

Bank of America NA 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $2,854,079, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $2,910,907. (i)(j)	$2,853,830	2,853,830
BofA Securities, Inc. 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $3,003,438, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $3,060,000. (i)(j)	3,000,000	3,000,000
Citigroup Global Markets Ltd. 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $3,900,369, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $3,978,000. (i)(j)	3,900,000	3,900,000

13

Statement of Investments (Continued)

December 31, 2019

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund) (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

NatWest Markets Securities, Inc. 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $10,003,073, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $10,200,891. (i)(j)	$10,000,000	$10,000,000
Pershing LLC 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $3,000,277, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $3,060,002. (i)(j)	3,000,000	3,000,000

Total Repurchase Agreements (cost $22,753,830)		22,753,830

Total Investments (cost $279,561,484) — 102.6%		291,497,437

Liabilities in excess of other assets — (2.6)%		(7,335,578)

NET ASSETS — 100.0%		$284,161,859

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $187,791,466 which represents 66.09% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2019.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.

(d)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date reflects the next call date.

(e)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $21,964,471, which was collateralized by cash used to purchase repurchase agreements with a total value of $22,753,830 and by $7,294 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.63%, and maturity dates ranging from 1/23/2020 – 2/15/2049, a total value of $22,761,124.

(f)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(g)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2019.

(h)

The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of December 31, 2019.

(i)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $22,753,830.

(j)	Please refer to Note 2(i) for additional information on the joint repurchase agreement.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

Currency:

EUR	Euro

GBP	British Pound

USD	United States Dollar

14

Statement of Investments (Continued)

December 31, 2019

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund) (Continued)

Centrally Cleared Credit default swap contracts outstanding — buy protection as of December 31, 20191:

Reference Obligation/Index	Financing Rate Paid/ (Received) by the Fund (%)	Frequency of Payments Made/Received	Maturity Date	Implied Credit Spread (%)[2]	Notional Amount[3]	Upfront Payments (Receipts) ($)[4]	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX North American High Yield Index Series 33-V2	5.00	Quarterly	12/20/2024	2.80	USD 84,000,000	(4,694,623)	(3,457,467)	(8,152,090)
Markit CDX North American Investment Grade Index Series 33-V1	1.00	Quarterly	12/20/2024	0.45	USD 62,000,000	(1,124,942)	(503,532)	(1,628,474)

						(5,819,565)	(3,960,999)	(9,780,564)

At December 31, 2019, the Fund had $3,271,378 segregated as collateral for credit default swap contracts.

1

The Fund, as a buyer of credit protection, pays periodic payments and any upfront premium to the protection seller, and is obligated to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

2

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

3	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4

Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Currency:

USD	United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	20,200,229	EUR	18,295,204	Bank of America NA	1/7/2020	(326,624)
USD	505,887	EUR	454,976	Morgan Stanley Co., Inc.	1/7/2020	(4,587)
USD	2,910,119	GBP	2,239,999	JPMorgan Chase Bank	1/7/2020	(57,330)

Net unrealized depreciation						(388,541)

Currency:

EUR	Euro

GBP	British Pound

USD	United States Dollar

15

Statement of Investments (Continued)

December 31, 2019

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund) (Continued)

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Short Contracts
Euro-Bobl	(17)	3/2020	EUR	(2,548,177)	6,789
Euro-Bund	(72)	3/2020	EUR	(13,769,182)	112,586
U.S. Treasury 2 Year Note	(130)	3/2020	USD	(28,015,000)	10,516
U.S. Treasury 5 Year Note	(441)	3/2020	USD	(52,306,734)	166,594
U.S. Treasury 10 Year Note	(121)	3/2020	USD	(15,539,047)	91,424
U.S. Treasury 10 Year Ultra Bond	(59)	3/2020	USD	(8,301,484)	103,868
U.S. Treasury Long Bond	(2)	3/2020	USD	(311,812)	4,615
U.S. Treasury Ultra Bond	(109)	3/2020	USD	(19,800,531)	652,576

					1,148,968

At December 31, 2019, the Fund had $1,311,309 segregated as collateral with the broker for open futures contracts, this amount is included in the Statement of Assets and Liabilities under “Deposits with broker for futures contracts”.

Currency:

EUR	Euro

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2019

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)
Assets:
Investment securities, at value* (cost $256,807,654)	$268,743,607
Repurchase agreement, at value (cost $22,753,830)	22,753,830
Cash	5,982,609
Cash pledged for centrally cleared swap contracts	3,271,378
Deposits with broker for futures contracts	4,802,948
Foreign currencies, at value (cost $33,444)	33,745
Interest receivable	2,157,851
Security lending income receivable	5,164
Receivable for investments sold	235,881
Receivable for capital shares issued	161,906
Reclaims receivable	2,998
Receivable for variation margin on futures contracts	154,336
Receivable for variation margin on centrally cleared swap contracts	121,401
Unrealized appreciation on unfunded commitments	7,900
Due from custodian	255,340
Prepaid expenses	468

Total Assets	308,691,362

Liabilities:
Payable for investments purchased	233,825
Payable for capital shares redeemed	898,263
Unrealized depreciation on forward foreign currency contracts (Note 2)	388,541
Payable upon return of securities loaned (Note 2)	22,753,830
Payable for capital gain country tax	3,043
Accrued expenses and other payables:
Investment advisory fees	136,682
Fund administration fees	25,577
Administrative servicing fees	36,145
Accounting and transfer agent fees	5,401
Trustee fees	100
Custodian fees	3,884
Compliance program costs (Note 3)	290
Professional fees	35,249
Printing fees	4,359
Other	4,314

Total Liabilities	24,529,503

Net Assets	$284,161,859

Represented by:
Capital	$284,432,246
Total distributable earnings (loss)	(270,387)

Net Assets	$284,161,859

17

Statement of Assets and Liabilities (Continued)

December 31, 2019

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)
Net Assets:
Class I Shares	$284,161,859

Total	$284,161,859

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	31,075,891

Total	31,075,891

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.14

*	Includes value of securities on loan of $21,964,471 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2019

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)
INVESTMENT INCOME:
Interest income	$14,760,858
Dividend income	122,528
Income from securities lending (Note 2)	6,783
Foreign tax withholding	(376)

Total Income	14,889,793

EXPENSES:
Investment advisory fees	1,654,941
Fund administration fees	145,959
Administrative servicing fees Class I Shares	437,713
Professional fees	73,166
Printing fees	38,849
Trustee fees	10,580
Custodian fees	11,612
Accounting and transfer agent fees	26,279
Compliance program costs (Note 3)	1,260
Other	5,582

Total Expenses	2,405,941

NET INVESTMENT INCOME	12,483,852

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	4,654,529
Expiration or closing of futures contracts (Note 2)	(8,494,580)
Settlement of forward foreign currency contracts (Note 2)	446,683
Foreign currency transactions (Note 2)	146,859
Expiration or closing of swap contracts (Note 2)	(1,990,746)

Net realized losses	(5,237,255)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	21,565,130
Futures contracts (Note 2)	1,148,968
Forward foreign currency contracts (Note 2)	(374,801)
Translation of assets and liabilities denominated in foreign currencies	7,959
Swap contracts (Note 2)	(3,960,999)
Unfunded Commitments	7,900

Net change in unrealized appreciation/depreciation	18,394,157

Net realized/unrealized gains	13,156,902

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,640,754

†	Net of capital gain country taxes of $3,987.

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$12,483,852	$11,552,216
Net realized losses	(5,237,255)	(6,388,413)
Net change in unrealized appreciation/depreciation	18,394,157	(12,458,938)

Change in net assets resulting from operations	25,640,754	(7,295,135)

Distributions to Shareholders From:
Distributable earnings:
Class I	(13,455,994)	(8,541,860)
Return of capital:
Class I	(325,506)	–

Change in net assets from shareholder distributions	(13,781,500)	(8,541,860)

Change in net assets from capital transactions	(27,543,948)	962,982

Change in net assets	(15,684,694)	(14,874,013)

Net Assets:
Beginning of year	299,846,553	314,720,566

End of year	$284,161,859	$299,846,553

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$34,690,326	$41,591,603
Dividends reinvested	13,781,500	8,541,860
Cost of shares redeemed	(76,015,774)	(49,170,481)

Total Class I Shares	(27,543,948)	962,982

Change in net assets from capital transactions	$(27,543,948)	$962,982

SHARE TRANSACTIONS:
Class I Shares
Issued	3,830,303	4,573,600
Reinvested	1,519,379	966,327
Redeemed	(8,384,957)	(5,429,205)

Total Class I Shares	(3,035,275)	110,722

Total change in shares	(3,035,275)	110,722

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund)

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2019	$8.79	0.39	0.41	0.80	(0.44)	(0.01)	(0.45)	$9.14	9.17%		$284,161,859	0.82%	4.28%	0.82%	212.51%
Year Ended December 31, 2018	$9.26	0.34	(0.56)	(0.22)	(0.25)	–	(0.25)	$8.79	(2.34%	)	$299,846,553	0.82%	3.73%	0.82%	234.11%
Year Ended December 31, 2017	$9.13	0.33	0.25	0.58	(0.45)	–	(0.45)	$9.26	6.33%		$314,720,566	0.82%	3.47%	0.82%	218.04%
Year Ended December 31, 2016	$8.68	0.36	0.39	0.75	(0.30)	–	(0.30)	$9.13	8.65%		$285,691,722	0.88%	3.90%	0.88%	333.79%
Year Ended December 31, 2015	$9.12	0.34	(0.60)	(0.26)	(0.18)	–	(0.18)	$8.68	(2.89%	)	$268,928,575	0.89%	3.75%	0.89%	390.73%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Amundi NVIT Multi Sector Bond Fund (formerly, NVIT Multi Sector Bond Fund) (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

Notes to Financial Statements (Continued)

December 31, 2019

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA

23

Notes to Financial Statements (Continued)

December 31, 2019

and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$16,659,984	$—	$16,659,984
Collateralized Mortgage Obligations	—	50,944,015	—	50,944,015
Commercial Mortgage-Backed Securities	—	16,560,894	—	16,560,894
Common Stocks	—	—	—	—
Corporate Bonds	—	150,902,806	—	150,902,806
Foreign Government Securities	—	6,291,495	—	6,291,495
Futures Contracts	1,148,968	—	—	1,148,968
Loan Participations	—	25,658,505	—	25,658,505
Preferred Stock	—	—	—	—
Repurchase Agreements	—	22,753,830	—	22,753,830
Supranational	—	1,725,908	—	1,725,908
Total Assets	$1,148,968	$291,497,437	$—	$292,646,405

24

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Liabilities:
Swap Contracts*	$—	$(3,960,999)	$—	$(3,960,999)
Forward Foreign Currency Contracts	—	(388,541)	—	(388,541)
Total Liabilities	$—	$(4,349,540)	$—	$(4,349,540)
Total	$1,148,968	$287,147,897	$—	$288,296,865

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Centrally cleared credit default swap contracts are included in the table at unrealized appreciation/(depreciation).

As of December 31, 2019, the Fund held one preferred stock and two common stock investments that were categorized as Level 3 investments which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Corporate Bonds	Total
Balance as of 12/31/2018	$225,282	$25,032	$—	$250,314
Accrued Accretion/(Amortization)	—	—	—	—
Realized Gain (Loss)	110,048	—	13	110,061
Purchases	—	—	—	—
Sales	(216,063)	—	(13)	(216,076)
Change in Unrealized Appreciation/Depreciation	(119,267)	(25,032)	—	(144,299)
Transfers Into Level 3	—	—	—	—
Transfers Out of Level 3	—	—	—	—
Balance as of 12/31/2019	$—	$—	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2019*	$—	$(25,032)	$—	$(25,032)

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions

25

Notes to Financial Statements (Continued)

December 31, 2019

in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Swap Contacts

Credit Default Swap Contracts. The Fund entered into credit default swap contracts during the year ended December 31, 2019. Credit default swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

The Fund utilized credit default swap contracts to manage broad credit market spread exposure. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Receivable for variation margin on centrally cleared credit default swap contracts”. These upfront premiums are amortized and accreted daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection purchaser in a credit default swap contract, the Fund pays the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. If a credit event or default (or similar event) occurs, the Fund either (i) receives from the counterparty an amount equal to the notional amount of the swap and the counterparty takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receives from the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. As the purchaser in a credit default swap contract, the Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Credit default swap contracts are marked-to-market daily based on valuations from independent pricing services. Credit default swap contracts are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of December 31, 2019 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

26

Notes to Financial Statements (Continued)

December 31, 2019

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap contract, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swap contracts. The daily change in valuation of centrally cleared credit default swap contracts is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on centrally cleared default swap contracts” for centrally cleared swaps and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts.”

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and to express outright views on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized depreciation on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”.

(e)	Futures Contacts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in the value of fixed income securities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

27

Notes to Financial Statements (Continued)

December 31, 2019

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Receivable for variation margin on futures contracts	$1,148,968
Total		$1,148,968
Liabilities:
Swap Contracts(b)
Credit risk	Receivable for variation margin on centrally cleared swap contracts	$(3,960,999)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(388,541)
Total		$(4,349,540)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

28

Notes to Financial Statements (Continued)

December 31, 2019

(b)

Swap contracts are included in the table at value, with the exception of centrally cleared swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swap contracts, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Swap Contracts
Credit risk	$(1,990,746)
Forward Foreign Currency Contracts
Currency risk	446,683
Futures Contracts
Interest rate risk	(8,494,580)
Total	$(10,038,643)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Swap Contracts
Credit risk	$(3,960,999)
Forward Foreign Currency Contracts
Currency risk	(374,801)
Futures Contracts
Interest rate risk	1,148,968
Total	$(3,186,832)

Centrally Cleared Credit Default Swaps:
Average Notional Balance—Buy Protection	$92,615,385
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$767,060
Average Settlement Value Sold	11,850,829
Futures Contracts:
Average Notional Balance Long	$2,148,033
Average Notional Balance Short	$125,411,604

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of

29

Notes to Financial Statements (Continued)

December 31, 2019

default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following table sets forth the Fund’s net exposure by counterparty for forward foreign currency contracts that may be subject to enforceable master netting arrangements or similar agreements as of December 31, 2019:

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivative	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivative
Bank of America NA	Forward Foreign Currency Contracts	$(326,624)	$—	$—	$(326,624)
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(57,330)	—	—	(57,330)
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	(4,587)	—	—	(4,587)
Total		$(388,541)	$—	$—	$(388,541)

Amounts designated as “—” are zero.

(f)	Unfunded Commitments

The Fund may enter into commitments to buy and sell investments including commitments to buy Loan Participations to settle on future dates as part of its normal investment activities. Commitments are generally traded and priced as part of a related Loan Participation. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

For the year ended December 31, 2019, the Fund had the following loan commitment in which all or a portion of the commitment was unfunded which could be extended at the option of the borrower.

			Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Maturity Date	Rate	Par Amount	Value	Par Amount	Value	Par Amount	Value
Spectacle Gary, Delayed Draw Term Loan	11/8/2025	0.00%	$197,500	$199,475	$—	$—	$197,500	$199,475

Amounts designated as “—” are zero or have been rounded to zero.

30

Notes to Financial Statements (Continued)

December 31, 2019

(g)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(h)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $22,753,830, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

31

Notes to Financial Statements (Continued)

December 31, 2019

For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(i)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest.

In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

32

Notes to Financial Statements (Continued)

December 31, 2019

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$2,853,830	$—	$2,853,830	$(2,853,830)	$—
BofA Securities, Inc.	3,000,000	—	3,000,000	(3,000,000)	—
Citigroup Global Markets Ltd.	3,900,000	—	3,900,000	(3,900,000)	—
NatWest Markets Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Pershing LLC	3,000,000	—	3,000,000	(3,000,000)	—
Total	$22,753,830	$—	$22,753,830	$(22,753,830)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses, as applicable, are recorded on the ex-dividend date, and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes, a portion of which may be reclaimable, and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of

33

Notes to Financial Statements (Continued)

December 31, 2019

investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(k)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to foreign currency gain/loss, investments in contingent preferred debt instruments, treatment of notional principal contracts and adjustments from amortization of callable bonds. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$119,250	$(119,250)

(l)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized

34

Notes to Financial Statements (Continued)

December 31, 2019

capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(m)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. Effective January 22, 2019, Amundi Pioneer Institutional Asset Management, Inc. (the “Subadviser”) was appointed as subadviser to the Fund. Effective January 22, 2019, Logan Circle Partners, LP was terminated and ceased serving as subadviser to the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.575%
$200 million up to $500 million	0.550%
$500 million and more	0.525%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan,

35

Notes to Financial Statements (Continued)

December 31, 2019

excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $145,959 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,260.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;

36

Notes to Financial Statements (Continued)

December 31, 2019

(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% for Class I shares, for a total amount of $437,713.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit. Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $549,320,729 and sales of $596,251,927 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2019, the Fund had purchases of $19,818,609 and sales of $42,331,479 of U.S. Government securities (excluding short-term securities).

37

Notes to Financial Statements (Continued)

December 31, 2019

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum

38

Notes to Financial Statements (Continued)

December 31, 2019

allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class

39

Notes to Financial Statements (Continued)

December 31, 2019

will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

40

Notes to Financial Statements (Continued)

December 31, 2019

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced by $119,248 and unrealized appreciation of investments was increased by $119,248, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,455,994	$—	$13,455,994	$325,506	$13,781,500

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,541,860	$—	$8,541,860	$—	$8,541,860

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Other Gains and Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$(12,070,584)	$49,802	$11,750,395	$(270,387)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

41

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$270,599,457	$23,220,653	$(11,342,810)	$11,877,843

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $12,070,584 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

42

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Amundi NVIT Multi Sector Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Amundi NVIT Multi Sector Bond Fund (formerly NVIT Multi Sector Bond Fund) (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

43

Supplemental Information

December 31, 2019 (Unaudited)

American Century NVIT Multi Cap Value Fund

Amundi NVIT Multi-Sector Bond Fund

BlackRock NVIT Equity Dividend Fund

BlackRock NVIT Managed Global Allocation Fund

DoubleLine NVIT Total Return Tactical Fund

Federated NVIT High Income Bond Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

Neuberger Berman NVIT Socially Responsible Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Dynamic U.S. Growth Fund

NVIT Emerging Markets Fund

NVIT Government Bond Fund

NVIT Government Money Market Fund

NVIT International Equity Fund

NVIT iShares® Fixed Income ETF Fund

NVIT iShares® Global Equity ETF Fund

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth & Income Fund

NVIT Nationwide Fund

NVIT Real Estate Fund

NVIT Short Term Bond Fund

Templeton NVIT International Value Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

44

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information. The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the

Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance

45

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

of peer groups of funds over various time periods.

The Trustees considered that BlackRock NVIT Managed Global Allocation Fund, DoubleLine NVIT Total Return Tactical Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Dynamic U.S. Growth Fund, NVIT Emerging Markets Fund, NVIT iShares® Fixed Income ETF Fund, NVIT iShares® Global Equity ETF Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Real Estate Fund, and NVIT Short Term Bond Fund were shown to pay actual management fees and to have total expense ratios at levels below or equal to their peer group medians or within a generally acceptable range above the Fund’s peer group median. In addition, the Trustees considered that, with the exception of the Funds referred to below in this paragraph, each of those Funds was shown to have experienced three-year performance at or above its peer group median, or within the third quintile of their peer groups. With respect to DoubleLine NVIT Total Return Tactical Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, the Trustees considered that the Funds had been relatively recently organized and did not have three years of performance. The Trustees considered, with respect to NVIT Core Plus Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

With respect to Neuberger Berman NVIT Socially Responsible Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Nationwide Fund, Federated NVIT High Income Bond Fund, Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund, and Templeton NVIT International Value

Fund, the Trustees considered that, although each Fund was shown to pay actual management fees higher than its peer group median, its total expense ratio was lower than or within a generally acceptable range of the Fund’s peer group median. The Trustees considered that each of NVIT Government Money Market Fund and NVIT Nationwide Fund had experienced three-year performance above its peer group median and that Federated NVIT High Income Bond Fund experienced three-year performance below, but within an acceptable range of, its peer group median. The Trustees considered, with respect to NVIT Government Bond Fund, that the Fund had experienced unfavorable relative three-year performance, but that the performance of the Fund had improved for the one- and two-year periods ended June 30, 2019 to a level that was within an acceptable level of the peer group median. The Trustees considered, with respect to Amundi NVIT Multi-Sector Bond Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund, that each Fund’s three-year performance was shown to be below the median of its peer group and in the fourth quintile, and management’s statement that each Fund’s underperformance was substantially the result of the performance of the sub-adviser’s investment style and discipline under current market conditions. They also considered with respect to the Templeton NVIT International Value Fund, the Adviser’s statement that it is considering alternative arrangements for the Fund in the coming year, and that the Fund is under heightened investment review in light of its underperformance. The Trustees considered, with respect to Neuberger Berman NVIT Socially Responsible Fund, that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

46

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

With respect to BlackRock NVIT Equity Dividend Fund, the Trustees considered that the Fund was shown to pay actual management fees at a level equal to its peer group median and the Fund’s total expense ratio was higher than the Fund’s peer group median in the fifth quintile. The Trustees considered that, although the Fund pays relatively high total expenses, the Fund’s overall expense arrangements appeared acceptable, particularly in light of its favorable levels of three-year investment performance shown to be within the first quintile of its peer group.

With respect to American Century NVIT Multi Cap Value Fund, the Trustees considered that the Fund was shown to pay actual management fees and to have a total expense ratio lower than its peer group median. They noted that the Fund had experienced three-year performance below its peer group median and in the fifth quintile and considered the Adviser’s statements that it was considering alternative arrangements for the Fund and that the Fund has been designated to be subject to heightened review in light of its investment performance.

With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees considered that, although the Fund’s total expense ratio was higher than the Fund’s peer group median and in the fourth quintile (of a relatively small peer group), the Fund was shown to pay actual management fees at a level lower than its peer group. They noted

that the Fund had experienced three-year performance below its peer group median and in the fourth quintile and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions, including those experienced in recent periods.

The Trustees determined on the basis of all of the information presented to them, including any remedial efforts taken or to be taken by the Adviser, that continuation of the Fund’s advisory agreements for these Funds was appropriate.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of Blackrock NVIT Managed Global Allocation Fund, NVIT iShares® Fixed Income ETF Fund, and NVIT iShares® Global Equity ETF Fund, is subject to contractual advisory fee breakpoints. The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate.

–        –        –

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

47

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

48

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

49

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

50

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

51

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

52

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

53

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

54

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

55

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

56

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

57

Annual Report

December 31, 2019

NVIT International Index Fund

AR-INTX 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT International Index Fund

For the annual period ended December 31, 2019, the NVIT International Index Fund (Class II*) returned 21.42%** versus 22.01% for its benchmark, the MSCI EAFE® Index† (EAFE Index). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Foreign Large Blend (consisting of 125 funds as of December 31, 2019), was 21.44% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the first quarter of 2019, eurozone equity markets all advanced, but to varying degrees, as the recovery in equity market sentiment from 2018 lows occurred despite slowing economic activity across the region. Partially contributing to the bullish sentiment was the European Central Bank’s (ECB) reaffirmation of accommodative monetary policy and announcement of a new round of targeted longer-term refinancing operations. Within the eurozone, Germany, with 6.7%, underperformed amid continued weakness in the manufacturing and export sectors. Germany’s manufacturing purchasing managers index fell from 51.8 in December 2018 to 44.1 in March 2019. Declines in industrial production and factory orders also provided headwinds for the eurozone’s largest economy. Amid the weak economic growth, the German 10-year bund yield turned negative for the first time since 2016. Elsewhere in the eurozone, Italy, with 16.0%, outperformed major European countries despite two consecutive quarters of real gross domestic product (GDP) contraction and political uncertainty as first-quarter macroeconomic trends were relatively constructive. Italy’s composite purchasing managers index rose into expansionary territory in March, with 51.5, and inflation registered slightly above expectations at 1.2% year-over-year. The UK equity component rallied 12.5% and contributed the most to the EAFE Index’s total return despite ongoing Brexit uncertainty. Though Prime Minister Theresa May’s withdrawal agreement was rejected by Parliament three times, the extension of the Brexit deadline to April 12, 2019, was viewed as a constructive development that reduced the probability of a “no-deal” Brexit. Coupled with a strong labor market — particularly evident from an unemployment rate of 3.9% and a 3.4% year-over-year increase to wages — the sterling appreciated 2.5% against the U.S. dollar in the quarter. Additionally, the Bank of England remained on hold throughout the quarter. In the Asia-Pacific (APAC) region, Japan, with 6.7%, underperformed as uncertainty around U.S. trade protectionism, an upcoming sales-tax hike, and low levels of growth weighed on sentiment. Still, continued monetary support by the Bank of Japan (BoJ) and global risk-on appetite benefited the country’s equity market. The yen fell 3.7% from intra-quarter highs, a tailwind for export names. Elsewhere, Hong Kong rallied 15.9% amid a rebound in mainland Chinese sentiment.

In the second quarter of 2019, European equity markets contributed to just over three-quarters of the EAFE Index’s total return. Sentiment in the region also was supported by accommodative monetary policy, the increased expectations of further stimulus, higher-than-normal capacity utilization rates, and labor markets near full employment. Within the eurozone, Germany, with 8.1%, and France, with 7.4%, outperformed while Finland, with -0.04%, and Luxembourg, with -2.5%, underperformed. In interest rates, the 10-year German bund yield declined to -0.3% in the quarter, the lowest on record. In the APAC region, Australia, with 7.5%, outperformed as a decline in economic growth was boosted by a June rate cut. Japan, with 1.0%, underperformed the benchmark but registered in positive territory as investors balanced risk-on bids for the yen, trade tensions and declining export volumes.

In the third quarter of 2019, within the APAC region, Japanese equities, with 3.2%, outperformed despite deteriorating economic conditions and an impending sales-tax hike. However, Japanese President Shinzo Abe and U.S. President Donald Trump reached a limited trade agreement that removed the threat of tariffs on Japan’s auto exports for the time being. Elsewhere, Hong Kong, with -12.2%, underperformed amid mounting political unrest. In Europe, Germany, with -3.9%, underperformed and contributed the most to the EAFE Index’s decline. Belgium, with 3.5%, was the best-

3

Fund Commentary (cont.)	NVIT International Index Fund

performing country in the eurozone thanks to an outsized gain in materials giant Umicore. Eurozone economic activity showed signs of synchronized deceleration. Germany’s manufacturing purchasing managers index fell to the worst reading in more than a decade, and the eurozone manufacturing purchasing managers index fell to a nearly seven-year low. This prompted an aggressive response from the ECB, which announced a stimulus package that included a rate cut, resumption of quantitative easing, and a two-tier excess liquidity system for banks. Simultaneously, the ECB cut both its growth and inflation forecasts, and lowered its forward guidance. In the UK, with -1.3%, continued Brexit uncertainty drove volatility throughout the quarter ahead of the October 31, 2019, deadline. Parliament passed legislation that forced the government to ask for an extension if it cannot reach a deal with the European Union (EU), which buoyed sterling. Separately, the Bank of England remained on hold despite economic weakness. UK GDP registered its first quarterly contraction in seven years in the second quarter of 2019, while the August manufacturing purchasing managers index results showed the steepest monthly contraction since July 2012.

By the fourth quarter of 2019, the UK, with 10.4%, outperformed and contributed the most to the EAFE Index’s overall total return amid a dense quarter of Brexit developments. Prime Minister Boris Johnson, who replaced Prime Minister May in July 2019, was able to agree to a new Brexit deal with the EU in October, but the October 31, 2019, deadline was pushed back to January 31, 2020, due to a stalemate in Parliament. Following the delay, a snap election was held in December, and the Conservative Party won a landslide victory. Afterward, the Prime Minister’s withdrawal agreement bill was passed through the House of Commons. The progress made on the Brexit front helped sterling rebound by 7.0% in the quarter. Additionally, shares of utility companies rallied in the immediate wake of the election as the defeat of the Labour party’s Corbyn removed the threat of nationalization of some utility companies. On continental Europe, both France, with 8.3%, and Germany, with 9.9%, outperformed the EAFE Index. Economic activity in Europe was better than in recent quarters, with the perceived easing in trade tensions — both between the United States and China, and the United States and the EU — contributing to positive sentiment. Sentiment indicators, such as Germany’s ZEW survey, rebounded throughout the quarter. Manufacturing activity remained in contractionary territory but rebounded from the September 2019 lows of 41.7. Monetary policy remained accommodative, and the ECB resumed balance sheet expansion. Despite the easy monetary policy, the incremental increase in economic activity helped foster positive expectations and led to an increase of 40 basis points (bps) in the German 10-year bund, from -0.597 bps at the beginning of the quarter to -0.19 bps at the quarter’s end. In APAC, Japan, with 7.6%; Hong Kong, with 6.7%; and Australia, with 4.3%; recorded positive gains but underperformed the EAFE Index. Ongoing tensions in Hong Kong and unimpressive growth out of China weighed on the region.

All sectors returned positive in the EAFE Index (in U.S. dollars) in 2019. Top contributors were Information Technology, with 37.93%; Health Care, with 31.32%; and Industrials, with 27.02%. Bottom contributors for the year were Energy, with 8.13%; Communication Services, with 13.03%; and Real Estate, with 15.38%.

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received and other activity associated with securities in the Fund. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the Fund. While the Fund seeks to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

4

Fund Commentary (cont.)	NVIT International Index Fund

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Jennifer Hsui, CFA; Alan Mason; Greg Savage, CFA; and Amy Whitelaw

* Performance is shown for the Fund’s Class II shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class Y shares were previously shown in the Fund’s annual reports for performance reporting.

** High double-digit returns are unusual and cannot be sustained.

† The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities, including mid-sized companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT International Index Fund

Asset Allocation1

Common Stocks	99.1%
Repurchase Agreements	1.6%
Rights†	0.0%
Futures Contracts†	(0.0)%
Liabilities in excess of other assets	(0.7)%
100.0%

Top Industries2

Banks	9.7%
Pharmaceuticals	8.4%
Insurance	5.4%
Oil, Gas & Consumable Fuels	4.8%
Food Products	3.5%
Chemicals	3.4%
Automobiles	3.1%
Machinery	2.8%
Metals & Mining	2.5%
Textiles, Apparel & Luxury Goods	2.5%
Other Industries#	53.9%
100.0%

Top Holdings2

Nestle SA (Registered)	2.1%
Roche Holding AG	1.5%
Novartis AG (Registered)	1.4%
Toyota Motor Corp.	1.1%
HSBC Holdings plc	1.1%
TOTAL SA	0.9%
SAP SE	0.9%
AstraZeneca plc	0.9%
LVMH Moet Hennessy Louis Vuitton SE	0.9%
BP plc	0.9%
Other Holdings#	88.3%
100.0%

Top Countries2

Japan	24.0%
United Kingdom	14.1%
France	11.0%
Switzerland	9.6%
Germany	8.5%
Australia	7.4%
Netherlands	4.6%
Hong Kong	2.9%
Spain	2.8%
Sweden	2.5%
Other Countries#	12.6%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

6

Fund Performance	NVIT International Index Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	21.77%	5.55%	3.38%	[2]
Class II	21.42%	5.31%	5.06%
Class VIII	21.20%	5.13%	4.90%
Class Y	21.89%	5.73%	5.48%
MSCI EAFE® Index	22.01%	5.67%	5.50%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

Expense Ratio^
Class I	0.43%
Class II	0.63%
Class VIII	0.83%
Class Y	0.28%

^	Current effective prospectus dated April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT International Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT International Index Fund versus performance of the MSCI EAFE® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Index Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,066.70	2.34	0.45
	Hypothetical	(b)(c)	1,000.00	1,022.94	2.29	0.45
Class II Shares	Actual	(b)	1,000.00	1,065.80	3.38	0.65
	Hypothetical	(b)(c)	1,000.00	1,021.93	3.31	0.65
Class VIII Shares	Actual	(b)	1,000.00	1,065.40	4.43	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Class Y Shares	Actual	(b)	1,000.00	1,068.00	1.56	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.69	1.53	0.30

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2019

NVIT International Index Fund

Common Stocks 99.1%

	Shares	Value

AUSTRALIA 7.5%
Airlines 0.0%†
Qantas Airways Ltd.	102,103	$510,118

Banks 1.7%
Australia & New Zealand Banking Group Ltd.	390,424	6,763,925
Bendigo & Adelaide Bank Ltd.	63,655	437,746
Commonwealth Bank of Australia	247,229	13,898,918
National Australia Bank Ltd.	403,369	6,989,314
Westpac Banking Corp.	488,713	8,328,223

		36,418,126

Beverages 0.1%
Coca-Cola Amatil Ltd.	72,409	563,018
Treasury Wine Estates Ltd.	101,563	1,160,632

		1,723,650

Biotechnology 0.6%
CSL Ltd.	62,894	12,205,909

Capital Markets 0.3%
ASX Ltd.	27,359	1,508,835
Macquarie Group Ltd. (a)	45,232	4,387,169
Magellan Financial Group Ltd.	17,569	704,994

		6,600,998

Chemicals 0.1%
Incitec Pivot Ltd.	229,464	513,398
Orica Ltd.	55,681	860,564

		1,373,962

Commercial Services & Supplies 0.1%
Brambles Ltd.	225,194	1,856,174

Construction & Engineering 0.0%†
CIMIC Group Ltd.	15,066	351,510

Construction Materials 0.0%†
Boral Ltd.	148,752	469,133

Diversified Financial Services 0.1%
AMP Ltd.	410,021	551,309
Challenger Ltd.	86,668	493,620

		1,044,929

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	588,272	1,465,563
TPG Telecom Ltd.	56,512	266,619

		1,732,182

Electric Utilities 0.0%†
AusNet Services (a)	229,923	274,171

Energy Equipment & Services 0.0%†
Worley Ltd.	49,171	530,476

Equity Real Estate Investment Trusts (REITs) 0.5%
Dexus	155,960	1,283,338
Goodman Group	230,706	2,168,680
GPT Group (The)	255,070	1,004,079
Mirvac Group	509,177	1,138,812
Scentre Group	751,406	2,022,948
Stockland	323,316	1,050,212
Vicinity Centres	451,549	790,481

		9,458,550

Food & Staples Retailing 0.3%
Coles Group Ltd.	160,236	1,673,547

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Food & Staples Retailing (continued)
Woolworths Group Ltd.	175,821	$4,473,696

		6,147,243

Gas Utilities 0.1%
APA Group	159,926	1,249,000

Health Care Equipment & Supplies 0.1%
Cochlear Ltd.	8,119	1,283,423

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	21,153	1,079,269
Sonic Healthcare Ltd.	61,346	1,240,280

		2,319,549

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	81,216	1,926,163
Crown Resorts Ltd.	56,674	478,404
Flight Centre Travel Group Ltd.	7,823	241,986
Tabcorp Holdings Ltd.	270,158	860,111

		3,506,664

Insurance 0.3%
Insurance Australia Group Ltd.	326,601	1,759,510
Medibank Pvt Ltd.	361,218	801,507
QBE Insurance Group Ltd.	176,153	1,596,522
Suncorp Group Ltd.	178,185	1,623,491

		5,781,030

Interactive Media & Services 0.0%†
REA Group Ltd.	6,874	501,148

IT Services 0.0%†
Computershare Ltd.	65,222	768,797

Metals & Mining 1.8%
Alumina Ltd.	329,715	532,514
BHP Group Ltd.	410,369	11,240,176
BHP Group plc	292,728	6,914,217
BlueScope Steel Ltd.	73,479	778,567
Fortescue Metals Group Ltd.	197,959	1,492,032
Newcrest Mining Ltd.	108,571	2,298,287
Rio Tinto Ltd.	50,932	3,602,010
Rio Tinto plc	157,760	9,373,623
South32 Ltd.	718,084	1,367,111

		37,598,537

Multiline Retail 0.2%
Harvey Norman Holdings Ltd.	77,058	220,501
Wesfarmers Ltd.	157,828	4,598,142

		4,818,643

Multi-Utilities 0.1%
AGL Energy Ltd.	92,410	1,333,890

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	35,128	839,104
Oil Search Ltd.	193,790	988,590
Origin Energy Ltd.	247,443	1,470,848
Santos Ltd.	250,214	1,440,098
Washington H Soul Pattinson & Co. Ltd. (a)	16,497	249,596
Woodside Petroleum Ltd.	128,024	3,096,058

		8,084,294

10

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Professional Services 0.0%†
SEEK Ltd.	46,927	$744,619

Real Estate Management & Development 0.0%†
Lendlease Group	79,412	982,820

Road & Rail 0.1%
Aurizon Holdings Ltd.	269,863	992,779

Software 0.0%†
WiseTech Global Ltd. (a)	20,023	328,721

Transportation Infrastructure 0.2%
Sydney Airport	145,247	884,961
Transurban Group	370,171	3,881,406

		4,766,367

		155,757,412

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG*	42,518	1,599,188
Raiffeisen Bank International AG	21,628	542,535

		2,141,723

Electric Utilities 0.0%†
Verbund AG	10,428	523,647

Machinery 0.0%†
ANDRITZ AG	9,818	422,694

Metals & Mining 0.0%†
voestalpine AG (a)	15,613	435,059

Oil, Gas & Consumable Fuels 0.1%
OMV AG	19,308	1,084,672

		4,607,795

BELGIUM 1.0%
Banks 0.1%
KBC Group NV	33,807	2,549,234

Beverages 0.4%
Anheuser-Busch InBev SA/NV	106,145	8,704,050

Biotechnology 0.1%
Galapagos NV*	6,070	1,263,425

Chemicals 0.1%
Solvay SA (a)	10,474	1,218,001
Umicore SA (a)	27,730	1,351,903

		2,569,904

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	11,402	1,202,916

Diversified Telecommunication Services 0.0%†
Proximus SADP	20,547	588,402

Food & Staples Retailing 0.0%†
Colruyt SA	8,754	456,939

Insurance 0.1%
Ageas	23,885	1,413,014

Media 0.0%†
Telenet Group Holding NV	6,722	302,786

Pharmaceuticals 0.1%
UCB SA	17,867	1,421,702

		20,472,372

Common Stocks (continued)

	Shares	Value

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta plc	55,475	$675,921

CHINA 0.4%
Banks 0.1%
BOC Hong Kong Holdings Ltd.	523,000	1,821,270

Beverages 0.0%†
Budweiser Brewing Co. APAC Ltd. Reg. S* (b)	167,600	565,879

Biotechnology 0.0%†
BeiGene Ltd., ADR* (a)	4,996	828,137

Internet & Direct Marketing Retail 0.3%
Prosus NV*	67,111	5,021,735

Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	223,900	187,066

		8,424,087

COLOMBIA 0.0%†
Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR (a)	14,300	685,393

DENMARK 1.8%
Air Freight & Logistics 0.2%
DSV Panalpina A/S	30,148	3,489,888

Banks 0.1%
Danske Bank A/S	87,758	1,419,258

Beverages 0.1%
Carlsberg A/S, Class B	15,117	2,255,091

Biotechnology 0.1%
Genmab A/S*	9,090	2,023,277

Chemicals 0.1%
Chr Hansen Holding A/S	15,071	1,197,243
Novozymes A/S, Class B	28,478	1,394,283

		2,591,526

Commercial Services & Supplies 0.0%†
ISS A/S	21,008	504,473

Electric Utilities 0.2%
Orsted A/S Reg. S (b)	26,734	2,769,787

Electrical Equipment 0.1%
Vestas Wind Systems A/S	26,195	2,648,217

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	16,789	2,087,257
Demant A/S*	15,431	486,262

		2,573,519

Insurance 0.0%†
Tryg A/S	17,002	503,997

Marine 0.1%
AP Moller — Maersk A/S, Class A	532	721,308
AP Moller — Maersk A/S, Class B	869	1,253,924

		1,975,232

Pharmaceuticals 0.7%
H Lundbeck A/S	10,791	413,644
Novo Nordisk A/S, Class B	245,200	14,221,521

		14,635,165

11

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

DENMARK (continued)
Textiles, Apparel & Luxury Goods 0.0%†
Pandora A/S	14,934	$649,626

		38,039,056

FINLAND 1.1%
Auto Components 0.0%†
Nokian Renkaat OYJ	18,075	520,985

Banks 0.2%
Nordea Bank Abp	445,509	3,603,989

Communications Equipment 0.1%
Nokia OYJ	791,337	2,935,738

Diversified Telecommunication Services 0.1%
Elisa OYJ	20,009	1,105,649

Electric Utilities 0.1%
Fortum OYJ	60,335	1,488,439

Insurance 0.1%
Sampo OYJ, Class A	62,651	2,733,501

Machinery 0.2%
Kone OYJ, Class B	47,894	3,131,134
Metso OYJ	14,356	566,772
Wartsila OYJ Abp	65,883	727,511

		4,425,417

Oil, Gas & Consumable Fuels 0.1%
Neste OYJ	57,701	2,007,766

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	80,861	1,175,068
UPM-Kymmene OYJ	72,457	2,511,176

		3,686,244

Pharmaceuticals 0.0%†
Orion OYJ, Class B	14,258	659,903

		23,167,631

FRANCE 11.1%
Aerospace & Defense 1.0%
Airbus SE	81,369	11,938,273
Dassault Aviation SA	375	493,918
Safran SA	45,029	6,980,142
Thales SA	15,027	1,563,407

		20,975,740

Air Freight & Logistics 0.0%†
Bollore SA	115,816	505,520

Auto Components 0.2%
Cie Generale des Etablissements Michelin SCA	24,132	2,960,129
Faurecia SE	10,680	579,071
Valeo SA	33,953	1,202,185

		4,741,385

Automobiles 0.2%
Peugeot SA	83,117	1,990,597
Renault SA(a)	27,165	1,288,701

		3,279,298

Banks 0.8%
BNP Paribas SA	156,832	9,335,771
Credit Agricole SA	162,036	2,360,702

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Banks (continued)
Societe Generale SA	113,426	$3,963,186

		15,659,659

Beverages 0.3%
Pernod Ricard SA	29,366	5,256,675
Remy Cointreau SA	3,224	396,521

		5,653,196

Building Products 0.1%
Cie de Saint-Gobain	67,410	2,769,850

Capital Markets 0.1%
Amundi SA Reg. S (b)	7,347	577,543
Natixis SA	133,561	595,268

		1,172,811

Chemicals 0.5%
Air Liquide SA	65,846	9,358,469
Arkema SA	9,728	1,037,643

		10,396,112

Commercial Services & Supplies 0.1%
Edenred	33,813	1,749,653

Construction & Engineering 0.5%
Bouygues SA	31,088	1,323,436
Eiffage SA	10,891	1,247,986
Vinci SA	70,826	7,868,442

		10,439,864

Diversified Financial Services 0.1%
Eurazeo SE	5,740	393,470
Wendel SA	3,809	506,954

		900,424

Diversified Telecommunication Services 0.2%
Iliad SA (a)	4,075	528,760
Orange SA	280,656	4,124,049

		4,652,809

Electric Utilities 0.1%
Electricite de France SA	85,083	949,130

Electrical Equipment 0.5%
Legrand SA	37,705	3,076,475
Schneider Electric SE	76,392	7,858,302

		10,934,777

Electronic Equipment, Instruments & Components 0.1%
Ingenico Group SA	8,469	920,720

Entertainment 0.2%
Ubisoft Entertainment SA*	11,774	814,486
Vivendi SA	119,499	3,463,689

		4,278,175

Equity Real Estate Investment Trusts (REITs) 0.3%
Covivio	6,510	739,453
Gecina SA	6,185	1,108,642
ICADE	4,259	464,309
Klepierre SA	28,111	1,068,575
Unibail-Rodamco-Westfield	18,887	2,984,026

		6,365,005

Food & Staples Retailing 0.1%
Carrefour SA	83,654	1,405,230

12

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Food & Staples Retailing (continued)
Casino Guichard Perrachon SA (a)	6,731	$315,537

		1,720,767

Food Products 0.3%
Danone SA	85,387	7,087,431

Health Care Equipment & Supplies 0.0%†
BioMerieux	5,513	491,103

Hotels, Restaurants & Leisure 0.1%
Accor SA	23,920	1,122,888
Sodexo SA	12,503	1,482,914

		2,605,802

Household Durables 0.0%†
SEB SA	3,176	472,371

Insurance 0.4%
AXA SA	269,435	7,601,443
CNP Assurances	24,003	478,233
SCOR SE	23,041	968,013

		9,047,689

IT Services 0.2%
Atos SE	13,494	1,128,257
Capgemini SE	21,824	2,673,382
Worldline SA Reg. S* (b)	14,042	996,598

		4,798,237

Life Sciences Tools & Services 0.0%†
Sartorius Stedim Biotech	3,890	644,992

Machinery 0.1%
Alstom SA	26,838	1,271,399

Media 0.1%
Eutelsat Communications SA	24,560	399,493
JCDecaux SA (a)	10,478	323,367
Publicis Groupe SA	29,921	1,354,782

		2,077,642

Multi-Utilities 0.3%
Engie SA	256,941	4,152,164
Suez	48,076	727,604
Veolia Environnement SA (a)	75,934	2,022,658

		6,902,426

Oil, Gas & Consumable Fuels 0.9%
TOTAL SA	334,481	18,484,174

Personal Products 0.5%
L’Oreal SA	35,231	10,462,689

Pharmaceuticals 0.8%
Ipsen SA	5,106	452,419
Sanofi	156,173	15,685,576

		16,137,995

Professional Services 0.1%
Bureau Veritas SA	37,478	979,331
Teleperformance	8,166	1,995,234

		2,974,565

Software 0.2%
Dassault Systemes SE	18,494	3,050,499

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Textiles, Apparel & Luxury Goods 1.6%
EssilorLuxottica SA	39,066	$5,956,556
Hermes International	4,338	3,246,315
Kering SA	10,492	6,911,830
LVMH Moet Hennessy Louis Vuitton SE (a)	38,618	17,985,604

		34,100,305

Transportation Infrastructure 0.1%
Aeroports de Paris	4,371	865,171
Getlink SE	62,816	1,093,180

		1,958,351

		230,632,565

GERMANY 8.6%
Aerospace & Defense 0.1%
MTU Aero Engines AG	7,349	2,098,555

Air Freight & Logistics 0.3%
Deutsche Post AG (Registered)	135,276	5,164,780

Airlines 0.0%†
Deutsche Lufthansa AG (Registered)	33,579	617,949

Auto Components 0.1%
Continental AG	15,546	2,018,780

Automobiles 0.9%
Bayerische Motoren Werke AG	45,640	3,757,152
Bayerische Motoren Werke AG (Preference)	8,279	511,207
Daimler AG (Registered)	127,549	7,071,722
Porsche Automobil Holding SE (Preference)	20,799	1,555,871
Volkswagen AG	4,587	891,429
Volkswagen AG (Preference)	26,024	5,144,473

		18,931,854

Banks 0.0%†
Commerzbank AG	141,588	876,765

Capital Markets 0.3%
Deutsche Bank AG (Registered)	277,475	2,152,612
Deutsche Boerse AG	26,100	4,104,700

		6,257,312

Chemicals 0.7%
BASF SE	126,755	9,612,677
Covestro AG Reg. S (b)	24,839	1,154,665
Evonik Industries AG	26,632	816,322
Fuchs Petrolub SE (Preference)	9,360	465,674
LANXESS AG	11,979	804,960
Symrise AG	17,428	1,833,491

		14,687,789

Construction & Engineering 0.0%†
Hochtief AG	3,736	478,172

Construction Materials 0.1%
HeidelbergCement AG	21,030	1,532,881

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG (Registered)	463,861	7,580,215
Telefonica Deutschland Holding AG	115,730	335,431
United Internet AG (Registered)	17,770	583,983

		8,499,629

13

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Food & Staples Retailing 0.0%†
METRO AG	24,174	$389,665

Health Care Equipment & Supplies 0.1%
Carl Zeiss Meditec AG	5,750	733,353
Sartorius AG (Preference)	5,004	1,071,298
Siemens Healthineers AG Reg. S (b)	19,913	956,205

		2,760,856

Health Care Providers & Services 0.3%
Fresenius Medical Care AG & Co. KGaA	28,773	2,134,034
Fresenius SE & Co. KGaA	58,421	3,297,640

		5,431,674

Hotels, Restaurants & Leisure 0.0%†
TUI AG	62,028	784,223

Household Products 0.2%
Henkel AG & Co. KGaA	14,686	1,382,859
Henkel AG & Co. KGaA (Preference)	23,916	2,473,215

		3,856,074

Independent Power and Renewable Electricity Producers 0.1%
Uniper SE	27,046	895,164

Industrial Conglomerates 0.7%
Siemens AG (Registered)	106,302	13,895,788

Insurance 1.1%
Allianz SE (Registered)	58,775	14,412,264
Hannover Rueck SE	8,303	1,605,296
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	20,114	5,933,921

		21,951,481

Internet & Direct Marketing Retail 0.1%
Delivery Hero SE Reg. S* (b)	16,069	1,271,840
Zalando SE Reg. S* (b)	19,353	980,620

		2,252,460

IT Services 0.1%
Wirecard AG	16,589	2,004,346

Machinery 0.1%
GEA Group AG	22,717	751,105
KION Group AG	9,280	640,766
Knorr-Bremse AG	6,909	703,247

		2,095,118

Metals & Mining 0.0%†
thyssenkrupp AG	57,814	780,665

Multi-Utilities 0.3%
E.ON SE	309,644	3,311,607
RWE AG	81,692	2,509,927

		5,821,534

Personal Products 0.1%
Beiersdorf AG	14,245	1,704,532

Pharmaceuticals 0.6%
Bayer AG (Registered)	130,357	10,655,379
Merck KGaA	18,265	2,161,417

		12,816,796

Real Estate Management & Development 0.3%
Aroundtown SA	128,466	1,150,437
Deutsche Wohnen SE	50,444	2,061,469

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Real Estate Management & Development (continued)
Vonovia SE	70,320	$3,785,755

		6,997,661

Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG	172,637	3,958,891

Software 0.9%
SAP SE	136,467	18,391,632

Textiles, Apparel & Luxury Goods 0.4%
adidas AG	25,113	8,161,898
Puma SE	11,001	843,493

		9,005,391

Trading Companies & Distributors 0.1%
Brenntag AG	21,834	1,187,204

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,583	474,527

		178,620,148

HONG KONG 2.9%
Banks 0.1%
Bank of East Asia Ltd. (The)	193,340	432,009
Hang Seng Bank Ltd.	108,100	2,236,997

		2,669,006

Capital Markets 0.3%
Hong Kong Exchanges & Clearing Ltd.	167,900	5,441,900

Diversified Telecommunication Services 0.1%
HKT Trust & HKT Ltd.	529,220	746,080
PCCW Ltd.	513,000	302,899

		1,048,979

Electric Utilities 0.2%
CK Infrastructure Holdings Ltd.	90,500	645,425
CLP Holdings Ltd.	232,000	2,442,882
HK Electric Investments & HK Electric Investments Ltd. Reg. S	394,500	388,799
Power Assets Holdings Ltd.	187,000	1,367,295

		4,844,401

Equity Real Estate Investment Trusts (REITs) 0.2%
Link REIT	296,500	3,147,770

Food & Staples Retailing 0.0%†
Dairy Farm International Holdings Ltd.	50,400	287,481

Food Products 0.1%
Vitasoy International Holdings Ltd. (a)	106,000	384,458
WH Group Ltd. Reg. S (b)	1,264,000	1,309,688

		1,694,146

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	1,397,226	2,730,007

Hotels, Restaurants & Leisure 0.0%†
Melco Resorts & Entertainment Ltd., ADR	29,570	714,707

Industrial Conglomerates 0.1%
Jardine Matheson Holdings Ltd.	28,900	1,577,940
Jardine Matheson Holdings Ltd.	2,300	127,892
Jardine Strategic Holdings Ltd.	26,100	789,525
Jardine Strategic Holdings Ltd.	4,100	125,709
NWS Holdings Ltd.	209,836	294,530

		2,915,596

14

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Insurance 0.8%
AIA Group Ltd.	1,681,200	$17,689,007

Machinery 0.1%
Techtronic Industries Co. Ltd.	191,000	1,562,915

Real Estate Management & Development 0.7%
CK Asset Holdings Ltd.	365,516	2,649,020
Hang Lung Properties Ltd.	278,000	607,747
Henderson Land Development Co. Ltd.	205,775	1,010,513
Hongkong Land Holdings Ltd.	156,800	881,216
Hongkong Land Holdings Ltd.	8,100	46,614
Kerry Properties Ltd.	92,000	293,184
New World Development Co. Ltd.	864,926	1,186,221
Sino Land Co. Ltd.	435,000	633,793
Sun Hung Kai Properties Ltd.	222,500	3,412,978
Swire Pacific Ltd., Class A	62,500	582,487
Swire Properties Ltd.	170,800	567,569
Wharf Real Estate Investment Co. Ltd.	168,500	1,033,223
Wheelock & Co. Ltd.	115,000	766,891

		13,671,456

Road & Rail 0.1%
MTR Corp. Ltd.	206,500	1,224,079

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	44,200	614,479

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	104,500	308,934

		60,564,863

IRELAND 0.6%
Banks 0.0%†
AIB Group plc	114,555	401,207
Bank of Ireland Group plc	137,215	756,656

		1,157,863

Building Products 0.1%
Kingspan Group plc	21,539	1,326,557

Construction Materials 0.2%
CRH plc	110,598	4,436,310

Containers & Packaging 0.1%
Smurfit Kappa Group plc	31,847	1,226,740

Food Products 0.1%
Kerry Group plc, Class A	22,338	2,781,106

Hotels, Restaurants & Leisure 0.1%
Flutter Entertainment plc	10,319	1,260,157

Trading Companies & Distributors 0.0%†
AerCap Holdings NV*	17,653	1,085,130

		13,273,863

ISRAEL 0.5%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	3,266	508,567

Banks 0.2%
Bank Hapoalim BM	158,119	1,313,483
Bank Leumi Le-Israel BM	213,401	1,555,223
Israel Discount Bank Ltd., Class A	166,310	771,855
Mizrahi Tefahot Bank Ltd.	19,992	533,140

		4,173,701

Common Stocks (continued)

	Shares	Value

ISRAEL (continued)
Chemicals 0.0%†
Israel Chemicals Ltd.	100,608	$474,672

IT Services 0.0%†
Wix.com Ltd.*	5,894	721,308

Pharmaceuticals 0.1%
Teva Pharmaceutical Industries Ltd., ADR* (a)	155,679	1,525,654

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	5,520	403,806

Software 0.2%
Check Point Software Technologies Ltd.* (a)	17,133	1,901,077
Nice Ltd.*	8,841	1,370,547

		3,271,624

		11,079,332

ITALY 2.1%
Aerospace & Defense 0.0%†
Leonardo SpA	55,288	$647,929

Auto Components 0.0%†
Pirelli & C SpA Reg. S (a)(b)	43,559	251,078

Automobiles 0.1%
Ferrari NV	16,401	2,720,381

Banks 0.6%
FinecoBank Banca Fineco SpA	84,711	1,016,803
Intesa Sanpaolo SpA	2,048,425	5,399,921
Mediobanca Banca di Credito Finanziario SpA	82,680	910,717
UniCredit SpA	278,547	4,072,439

		11,399,880

Beverages 0.0%†
Davide Campari-Milano SpA	82,036	749,205

Diversified Telecommunication Services 0.1%
Telecom Italia SpA* (a)	2,180,253	1,350,048

Electric Utilities 0.5%
Enel SpA	1,135,080	9,030,021
Terna Rete Elettrica Nazionale SpA	198,839	1,330,426

		10,360,447

Electrical Equipment 0.0%†
Prysmian SpA	35,228	848,904

Gas Utilities 0.1%
Snam SpA	276,872	1,458,856

Insurance 0.2%
Assicurazioni Generali SpA	154,565	3,190,710
Poste Italiane SpA Reg. S (b)	75,757	859,815

		4,050,525

Oil, Gas & Consumable Fuels 0.3%
Eni SpA	357,276	5,551,649

Pharmaceuticals 0.0%†
Recordati SpA	14,710	620,219

Textiles, Apparel & Luxury Goods 0.1%
Moncler SpA	25,213	1,134,032

15

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

ITALY (continued)
Transportation Infrastructure 0.1%
Atlantia SpA	70,021	$1,633,386

		42,776,539

JAPAN 24.2%
Air Freight & Logistics 0.1%
SG Holdings Co. Ltd.	20,600	464,991
Yamato Holdings Co. Ltd.	45,200	772,970

		1,237,961

Airlines 0.1%
ANA Holdings, Inc.	16,200	542,010
Japan Airlines Co. Ltd.	15,686	489,488

		1,031,498

Auto Components 0.6%
Aisin Seiki Co. Ltd.	22,800	843,259
Bridgestone Corp. (a)	80,300	2,982,570
Denso Corp.	59,000	2,661,447
Koito Manufacturing Co. Ltd.	15,300	708,134
NGK Spark Plug Co. Ltd.	22,800	442,287
Stanley Electric Co. Ltd.	17,200	497,280
Sumitomo Electric Industries Ltd.	106,600	1,599,427
Sumitomo Rubber Industries Ltd.	26,300	319,953
Toyoda Gosei Co. Ltd.	8,700	217,123
Toyota Industries Corp.	20,700	1,192,862
Yokohama Rubber Co. Ltd. (The)	16,700	323,160

		11,787,502

Automobiles 1.8%
Honda Motor Co. Ltd. (a)	223,900	6,315,590
Isuzu Motors Ltd.	77,500	913,014
Mazda Motor Corp.	80,380	684,118
Mitsubishi Motors Corp. (a)	90,299	375,880
Nissan Motor Co. Ltd.	314,400	1,827,225
Subaru Corp.	87,000	2,151,114
Suzuki Motor Corp.	49,700	2,081,766
Toyota Motor Corp.	317,194	22,333,561
Yamaha Motor Co. Ltd.	41,600	831,552

		37,513,820

Banks 1.4%
Aozora Bank Ltd.	14,100	372,425
Bank of Kyoto Ltd. (The) (a)	6,500	277,108
Chiba Bank Ltd. (The)	78,900	453,660
Concordia Financial Group Ltd.	148,900	610,783
Fukuoka Financial Group, Inc.	24,900	475,298
Japan Post Bank Co. Ltd. (a)	57,700	552,997
Mebuki Financial Group, Inc.	118,700	302,855
Mitsubishi UFJ Financial Group, Inc.	1,696,767	9,170,352
Mizuho Financial Group, Inc.	3,361,224	5,169,435
Resona Holdings, Inc.	295,600	1,288,928
Seven Bank Ltd.	98,500	323,712
Shinsei Bank Ltd.	24,400	372,473
Shizuoka Bank Ltd. (The)	67,300	501,019
Sumitomo Mitsui Financial Group, Inc.	182,753	6,727,539
Sumitomo Mitsui Trust Holdings, Inc.	46,840	1,848,400

		28,446,984

Beverages 0.3%
Asahi Group Holdings Ltd.	51,300	2,343,368

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Beverages (continued)
Coca-Cola Bottlers Japan Holdings, Inc. (a)	18,000	$462,204
Kirin Holdings Co. Ltd.	111,800	2,438,438
Suntory Beverage & Food Ltd.	19,600	819,643

		6,063,653

Biotechnology 0.0%†
PeptiDream, Inc.* (a)	13,300	681,007

Building Products 0.4%
AGC, Inc.	26,700	952,736
Daikin Industries Ltd.	35,000	4,922,072
LIXIL Group Corp.	37,500	646,304
TOTO Ltd.	18,500	779,643

		7,300,755

Capital Markets 0.3%
Daiwa Securities Group, Inc.	218,500	1,108,450
Japan Exchange Group, Inc.	71,300	1,255,088
Nomura Holdings, Inc.	453,300	2,328,481
SBI Holdings, Inc.	33,290	701,243

		5,393,262

Chemicals 1.0%
Air Water, Inc.	22,500	331,740
Asahi Kasei Corp.	178,400	2,001,752
Daicel Corp.	38,100	363,444
Hitachi Chemical Co. Ltd.	14,100	590,142
JSR Corp.	27,000	493,489
Kansai Paint Co. Ltd. (a)	25,900	633,010
Kuraray Co. Ltd. (a)	42,900	526,087
Mitsubishi Chemical Holdings Corp.	180,900	1,347,754
Mitsubishi Gas Chemical Co., Inc.	23,500	357,114
Mitsui Chemicals, Inc.	25,900	629,500
Nippon Paint Holdings Co. Ltd.	20,700	1,070,943
Nissan Chemical Corp.	16,300	681,426
Nitto Denko Corp.	22,300	1,251,143
Shin-Etsu Chemical Co. Ltd.	50,100	5,492,750
Showa Denko KK (a)	16,200	426,722
Sumitomo Chemical Co. Ltd.	210,600	954,463
Taiyo Nippon Sanso Corp.	20,000	443,068
Teijin Ltd.	22,000	410,500
Toray Industries, Inc.	196,000	1,339,095
Tosoh Corp.	38,100	586,345

		19,930,487

Commercial Services & Supplies 0.3%
Dai Nippon Printing Co. Ltd.	32,400	879,331
Park24 Co. Ltd. (a)	17,700	433,582
Secom Co. Ltd.	29,700	2,650,459
Sohgo Security Services Co. Ltd.	10,200	552,404
Toppan Printing Co. Ltd.	35,500	731,845

		5,247,621

Construction & Engineering 0.2%
JGC Holdings Corp.	32,100	516,547
Kajima Corp.	62,100	829,910
Obayashi Corp.	91,800	1,017,867
Shimizu Corp.	82,600	840,376
Taisei Corp.	27,200	1,126,144

		4,330,844

16

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Construction Materials 0.0%†
Taiheiyo Cement Corp.	16,100	$471,062

Consumer Finance 0.0%†
Acom Co. Ltd.	59,900	271,889
AEON Financial Service Co. Ltd.	15,800	248,516
Credit Saison Co. Ltd.	22,000	381,320

		901,725

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	20,300	351,896

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	7,400	194,578

Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co. Ltd.	63,100	406,114
ORIX Corp.	178,900	2,977,856
Tokyo Century Corp.	6,400	343,639

		3,727,609

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	180,056	4,560,785

Electric Utilities 0.2%
Chubu Electric Power Co., Inc.	89,700	1,265,242
Chugoku Electric Power Co., Inc. (The)	39,100	515,618
Kansai Electric Power Co., Inc. (The)	99,500	1,150,563
Kyushu Electric Power Co., Inc.	48,400	418,101
Tohoku Electric Power Co., Inc.	58,900	582,557
Tokyo Electric Power Co. Holdings, Inc.*	204,400	872,822

		4,804,903

Electrical Equipment 0.4%
Fuji Electric Co. Ltd.	18,000	550,062
Mitsubishi Electric Corp.	254,100	3,455,042
Nidec Corp.	31,200	4,262,049

		8,267,153

Electronic Equipment, Instruments & Components 1.5%
Alps Alpine Co. Ltd.	30,000	677,672
Hamamatsu Photonics KK	18,200	745,748
Hirose Electric Co. Ltd.	4,394	561,738
Hitachi High-Technologies Corp.	9,700	685,448
Hitachi Ltd.	133,500	5,623,292
Keyence Corp.	25,244	8,935,195
Kyocera Corp.	45,400	3,093,852
Murata Manufacturing Co. Ltd.	79,600	4,921,268
Omron Corp. (a)	27,200	1,584,582
Shimadzu Corp.	31,500	985,175
TDK Corp.	18,300	2,056,807
Yaskawa Electric Corp.	33,900	1,279,199
Yokogawa Electric Corp.	28,700	508,323

		31,658,299

Entertainment 0.4%
Konami Holdings Corp.	12,300	507,174
Nexon Co. Ltd.*	70,300	929,855
Nintendo Co. Ltd.	15,400	6,216,152
Square Enix Holdings Co. Ltd.	12,900	644,529
Toho Co. Ltd.	15,600	649,594

		8,947,304

Equity Real Estate Investment Trusts (REITs) 0.4%
Daiwa House REIT Investment Corp.	251	655,723

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Japan Prime Realty Investment Corp.	108	$474,336
Japan Real Estate Investment Corp.	185	1,227,333
Japan Retail Fund Investment Corp.	360	773,976
Nippon Building Fund, Inc.	190	1,392,253
Nippon Prologis REIT, Inc.	254	647,079
Nomura Real Estate Master Fund, Inc.	535	914,285
Orix JREIT, Inc.	367	795,770
United Urban Investment Corp.	395	741,195

		7,621,950

Food & Staples Retailing 0.4%
Aeon Co. Ltd.	93,400	1,924,158
FamilyMart Co. Ltd.	34,800	833,507
Lawson, Inc.	6,200	351,122
Seven & i Holdings Co. Ltd.	103,400	3,783,277
Sundrug Co. Ltd.	10,800	390,310
Tsuruha Holdings, Inc.	5,500	705,637
Welcia Holdings Co. Ltd.	7,200	458,626

		8,446,637

Food Products 0.3%
Ajinomoto Co., Inc.	62,800	1,044,110
Calbee, Inc.	11,500	374,014
Kikkoman Corp.	20,100	983,313
MEIJI Holdings Co. Ltd.	16,380	1,106,289
NH Foods Ltd.	12,300	509,483
Nisshin Seifun Group, Inc.	26,923	469,243
Nissin Foods Holdings Co. Ltd.	8,900	660,633
Toyo Suisan Kaisha Ltd.	12,700	540,160
Yakult Honsha Co. Ltd.	16,800	924,758
Yamazaki Baking Co. Ltd.	17,300	309,114

		6,921,117

Gas Utilities 0.1%
Osaka Gas Co. Ltd.	53,000	1,012,673
Toho Gas Co. Ltd.	10,700	435,668
Tokyo Gas Co. Ltd.	53,800	1,305,261

		2,753,602

Health Care Equipment & Supplies 0.6%
Asahi Intecc Co. Ltd.	28,800	847,974
Hoya Corp.	53,400	5,098,639
Olympus Corp.	164,700	2,536,242
Sysmex Corp.	23,600	1,604,125
Terumo Corp.	90,800	3,207,924

		13,294,904

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	28,200	575,750
Medipal Holdings Corp.	25,500	562,504
Suzuken Co. Ltd.	10,220	415,886

		1,554,140

Health Care Technology 0.1%
M3, Inc. (a)	58,400	1,763,548

Hotels, Restaurants & Leisure 0.2%
McDonald’s Holdings Co. Japan Ltd. (a)	9,326	449,432
Oriental Land Co. Ltd.	27,400	3,739,592

		4,189,024

Household Durables 1.0%
Casio Computer Co. Ltd.	29,300	588,779

17

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Household Durables (continued)
Iida Group Holdings Co. Ltd. (a)	17,300	$302,820
Nikon Corp.	43,800	535,374
Panasonic Corp.	312,000	2,926,349
Rinnai Corp.	4,700	367,042
Sekisui Chemical Co. Ltd.	51,100	884,529
Sekisui House Ltd.	87,400	1,866,523
Sharp Corp. (a)	30,000	458,425
Sony Corp.	177,000	12,047,822

		19,977,663

Household Products 0.2%
Lion Corp.	31,600	616,778
Pigeon Corp. (a)	16,300	601,008
Unicharm Corp.	57,000	1,925,321

		3,143,107

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co. Ltd.	19,100	464,150

Industrial Conglomerates 0.1%
Keihan Holdings Co. Ltd.	14,000	681,463
Toshiba Corp.	69,300	2,347,771

		3,029,234

Insurance 0.8%
Dai-ichi Life Holdings, Inc.	152,400	2,509,868
Japan Post Holdings Co. Ltd.	222,600	2,090,650
Japan Post Insurance Co. Ltd.	31,500	539,188
MS&AD Insurance Group Holdings, Inc.	67,041	2,207,402
Sompo Holdings, Inc.	47,250	1,851,457
Sony Financial Holdings, Inc.	22,900	548,147
T&D Holdings, Inc.	72,000	908,756
Tokio Marine Holdings, Inc.	88,300	4,930,303

		15,585,771

Interactive Media & Services 0.1%
Kakaku.com, Inc.	19,500	501,287
LINE Corp.* (a)	8,600	422,985
Z Holdings Corp.	369,300	1,547,256

		2,471,528

Internet & Direct Marketing Retail 0.1%
Mercari, Inc.*	10,600	217,654
Rakuten, Inc. (a)	120,800	1,036,105
ZOZO, Inc.	15,300	292,712

		1,546,471

IT Services 0.4%
Fujitsu Ltd.	27,800	2,623,289
GMO Payment Gateway, Inc.	5,800	399,019
Itochu Techno-Solutions Corp.	13,700	386,772
NEC Corp.	35,400	1,470,919
Nomura Research Institute Ltd.	45,315	974,986
NTT Data Corp.	89,200	1,192,434
Obic Co. Ltd.	9,100	1,229,251
Otsuka Corp.	14,000	559,154

		8,835,824

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	28,200	1,711,184
Sankyo Co. Ltd.	6,700	222,072
Sega Sammy Holdings, Inc.	19,800	288,391
Shimano, Inc.	10,400	1,688,545

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Leisure Products (continued)
Yamaha Corp.	20,500	$1,130,038

		5,040,230

Machinery 1.2%
Amada Holdings Co. Ltd.	49,900	566,705
Daifuku Co. Ltd. (a)	14,900	901,012
FANUC Corp.	27,100	5,005,050
Hino Motors Ltd.	40,100	423,705
Hitachi Construction Machinery Co. Ltd.	13,400	398,671
Hoshizaki Corp. (a)	7,200	641,091
IHI Corp.	18,399	431,216
JTEKT Corp.	28,700	338,514
Kawasaki Heavy Industries Ltd.	18,799	411,002
Komatsu Ltd.	130,500	3,128,786
Kubota Corp.	143,600	2,249,613
Kurita Water Industries Ltd.	14,100	417,747
Makita Corp.	29,800	1,031,648
MINEBEA MITSUMI, Inc.	46,600	961,663
MISUMI Group, Inc.	40,100	991,620
Mitsubishi Heavy Industries Ltd.	43,000	1,663,033
Nabtesco Corp. (a)	15,900	469,173
NGK Insulators Ltd.	39,700	688,680
NSK Ltd.	54,200	511,178
SMC Corp. (a)	7,900	3,611,156
Sumitomo Heavy Industries Ltd.	14,600	413,866
THK Co. Ltd.	16,900	453,604

		25,708,733

Marine 0.0%†
Mitsui OSK Lines Ltd.	13,700	376,221
Nippon Yusen KK	20,300	365,740

		741,961

Media 0.1%
CyberAgent, Inc.	15,100	525,703
Dentsu Group, Inc.	30,401	1,046,807
Hakuhodo DY Holdings, Inc.	31,200	501,809

		2,074,319

Metals & Mining 0.2%
Hitachi Metals Ltd. (a)	30,000	440,738
JFE Holdings, Inc.	69,500	890,331
Maruichi Steel Tube Ltd. (a)	7,500	210,370
Mitsubishi Materials Corp.	16,700	452,818
Nippon Steel Corp.	114,144	1,717,307
Sumitomo Metal Mining Co. Ltd.	32,900	1,061,137

		4,772,701

Multiline Retail 0.2%
Isetan Mitsukoshi Holdings Ltd.	51,360	461,818
J Front Retailing Co. Ltd.	28,400	396,129
Marui Group Co. Ltd.	25,000	608,544
Pan Pacific International Holdings Corp.	62,800	1,042,349
Ryohin Keikaku Co. Ltd.	31,400	732,380

		3,241,220

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co. Ltd.	27,156	755,501
Inpex Corp.	144,000	1,502,129
JXTG Holdings, Inc.	432,139	1,975,995

		4,233,625

18

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Paper & Forest Products 0.0%†
Oji Holdings Corp.	121,100	$653,586

Personal Products 0.5%
Kao Corp.	67,400	5,559,015
Kobayashi Pharmaceutical Co. Ltd.	5,800	491,147
Kose Corp. (a)	4,200	613,853
Pola Orbis Holdings, Inc.	13,200	315,340
Shiseido Co. Ltd.	55,800	3,989,944

		10,969,299

Pharmaceuticals 1.6%
Astellas Pharma, Inc.	261,300	4,463,503
Chugai Pharmaceutical Co. Ltd.	31,600	2,910,488
Daiichi Sankyo Co. Ltd.	78,200	5,163,771
Eisai Co. Ltd.	35,600	2,651,552
Hisamitsu Pharmaceutical Co., Inc.	7,500	364,849
Kyowa Kirin Co. Ltd.	34,700	815,313
Mitsubishi Tanabe Pharma Corp.	32,100	592,006
Nippon Shinyaku Co. Ltd.	6,400	556,550
Ono Pharmaceutical Co. Ltd.	53,800	1,228,577
Otsuka Holdings Co. Ltd.	55,200	2,454,866
Santen Pharmaceutical Co. Ltd.	46,800	892,332
Shionogi & Co. Ltd.	37,900	2,341,583
Sumitomo Dainippon Pharma Co. Ltd.	18,000	351,177
Taisho Pharmaceutical Holdings Co. Ltd.	4,900	362,055
Takeda Pharmaceutical Co. Ltd.	206,849	8,194,914

		33,343,536

Professional Services 0.4%
Persol Holdings Co. Ltd.	25,200	473,663
Recruit Holdings Co. Ltd.	188,400	7,089,555

		7,563,218

Real Estate Management & Development 0.6%
Aeon Mall Co. Ltd.	14,830	262,900
Daito Trust Construction Co. Ltd.	10,200	1,263,279
Daiwa House Industry Co. Ltd.	80,000	2,478,522
Hulic Co. Ltd. (a)	41,700	501,954
Mitsubishi Estate Co. Ltd.	161,700	3,091,252
Mitsui Fudosan Co. Ltd.	126,100	3,079,858
Nomura Real Estate Holdings, Inc.	18,100	435,562
Sumitomo Realty & Development Co. Ltd.	44,800	1,562,582
Tokyu Fudosan Holdings Corp.	86,100	594,500

		13,270,409

Road & Rail 1.0%
Central Japan Railway Co.	20,200	4,059,240
East Japan Railway Co.	42,476	3,834,050
Hankyu Hanshin Holdings, Inc.	32,200	1,376,967
Keikyu Corp.	30,799	593,620
Keio Corp.	14,699	888,074
Keisei Electric Railway Co. Ltd.	17,300	670,909
Kintetsu Group Holdings Co. Ltd.	24,300	1,316,883
Kyushu Railway Co.	22,600	757,687
Nagoya Railroad Co. Ltd. (a)	25,199	782,075
Nippon Express Co. Ltd.	10,300	602,648
Odakyu Electric Railway Co. Ltd.	41,500	967,908
Seibu Holdings, Inc.	29,200	481,704
Tobu Railway Co. Ltd.	26,700	970,323
Tokyu Corp.	70,200	1,297,088
West Japan Railway Co.	23,100	1,994,708

		20,593,884

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Semiconductors & Semiconductor Equipment 0.5%
Advantest Corp.	28,500	$1,612,481
Disco Corp.	3,900	928,324
Renesas Electronics Corp.*	107,300	738,856
Rohm Co. Ltd.	13,200	1,063,946
SUMCO Corp. (a)	35,400	592,926
Tokyo Electron Ltd.	21,700	4,768,637

		9,705,170

Software 0.1%
Oracle Corp. Japan	5,200	472,756
Trend Micro, Inc.	18,100	926,235

		1,398,991

Specialty Retail 0.4%
ABC-Mart, Inc.	5,000	340,832
Fast Retailing Co. Ltd. (a)	8,200	4,860,452
Hikari Tsushin, Inc.	2,800	702,889
Nitori Holdings Co. Ltd.	11,100	1,753,933
Shimamura Co. Ltd.	3,100	236,559
USS Co. Ltd.	29,200	551,411
Yamada Denki Co. Ltd.	94,500	500,185

		8,946,261

Technology Hardware, Storage & Peripherals 0.4%
Brother Industries Ltd.	32,500	669,194
Canon, Inc. (a)	139,000	3,790,673
FUJIFILM Holdings Corp.	49,100	2,341,187
Konica Minolta, Inc.	62,700	410,372
Ricoh Co. Ltd.	94,700	1,026,175
Seiko Epson Corp.	33,500	505,776

		8,743,377

Tobacco 0.2%
Japan Tobacco, Inc. (a)	166,300	3,707,343

Trading Companies & Distributors 0.9%
ITOCHU Corp.	183,400	4,247,248
Marubeni Corp.	221,000	1,633,064
Mitsubishi Corp.	189,200	5,019,441
Mitsui & Co. Ltd.	229,100	4,073,853
MonotaRO Co. Ltd.	15,800	423,518
Sumitomo Corp.	163,500	2,437,620
Toyota Tsusho Corp.	30,000	1,051,520

		18,886,264

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co. Ltd.	6,100	337,590
Kamigumi Co. Ltd.	17,000	372,459

		710,049

Wireless Telecommunication Services 1.2%
KDDI Corp.	246,500	7,333,324
NTT DOCOMO, Inc.	186,200	5,203,424
Softbank Corp.	229,200	3,071,523
SoftBank Group Corp.	216,800	9,438,717

		25,046,988

		503,800,542

LUXEMBOURG 0.2%
Energy Equipment & Services 0.0%†
Tenaris SA (a)	65,510	740,863

19

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

LUXEMBOURG (continued)
Life Sciences Tools & Services 0.1%
Eurofins Scientific SE (a)	1,614	$896,317

Media 0.0%†
SES SA, FDR	49,601	697,397

Metals & Mining 0.1%
ArcelorMittal SA (a)	93,871	1,658,170

		3,992,747

MACAU 0.2%
Hotels, Restaurants & Leisure 0.2%
Galaxy Entertainment Group Ltd.	294,000	2,167,017
Sands China Ltd.	342,700	1,837,757
SJM Holdings Ltd.	308,000	351,581
Wynn Macau Ltd.	181,600	449,213

		4,805,568

MALTA 0.0%†
Capital Markets 0.0%†
BGP Holdings plc*^¥	848,508	0

NETHERLANDS 4.7%
Banks 0.4%
ABN AMRO Bank NV, CVA Reg. S (b)	59,779	1,091,871
ING Groep NV	545,144	6,551,564

		7,643,435

Beverages 0.3%
Heineken Holding NV	16,282	1,580,932
Heineken NV	36,335	3,875,909

		5,456,841

Chemicals 0.3%
Akzo Nobel NV	31,734	3,235,542
Koninklijke DSM NV	25,103	3,276,856

		6,512,398

Diversified Financial Services 0.0%†
EXOR NV	15,256	1,183,140

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	510,412	1,508,098

Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize NV	166,219	4,165,759

Health Care Equipment & Supplies 0.3%
Koninklijke Philips NV	124,805	6,101,613

Insurance 0.1%
Aegon NV	251,736	1,152,288
NN Group NV	42,804	1,627,626

		2,779,914

IT Services 0.1%
Adyen NV Reg. S* (b)	1,462	1,203,011

Media 0.0%†
Altice Europe NV*	94,396	610,014

Oil, Gas & Consumable Fuels 1.6%
Koninklijke Vopak NV	8,867	481,381
Royal Dutch Shell plc, Class A	594,661	17,676,002
Royal Dutch Shell plc, Class B	519,160	15,469,711

		33,627,094

Common Stocks (continued)

	Shares	Value

NETHERLANDS (continued)
Professional Services 0.2%
Randstad NV	15,467	$947,164
Wolters Kluwer NV	39,260	2,869,638

		3,816,802

Semiconductors & Semiconductor Equipment 1.1%
ASML Holding NV	59,028	17,579,140
NXP Semiconductors NV	38,413	4,888,438

		22,467,578

		97,075,697

NEW ZEALAND 0.3%
Construction Materials 0.0%†
Fletcher Building Ltd.	131,635	451,657

Diversified Telecommunication Services 0.0%†
Spark New Zealand Ltd.	249,863	728,827

Electric Utilities 0.0%†
Mercury NZ Ltd.	72,263	245,793

Food Products 0.1%
a2 Milk Co. Ltd.* (a)	94,801	959,577

Health Care Equipment & Supplies 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	78,766	1,181,967

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	54,219	597,065

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	180,387	607,458

Transportation Infrastructure 0.1%
Auckland International Airport Ltd.	143,378	844,718

		5,617,062

NORWAY 0.6%
Banks 0.1%
DNB ASA	129,144	2,420,155

Chemicals 0.1%
Yara International ASA	25,098	1,045,801

Diversified Telecommunication Services 0.1%
Telenor ASA	97,896	1,755,816

Food Products 0.1%
Mowi ASA	61,988	1,612,227
Orkla ASA	101,400	1,027,681

		2,639,908

Insurance 0.0%†
Gjensidige Forsikring ASA	28,575	600,442

Media 0.0%†
Schibsted ASA, Class B	14,443	414,423

Metals & Mining 0.0%†
Norsk Hydro ASA	189,189	706,293

Oil, Gas & Consumable Fuels 0.2%
Aker BP ASA	16,094	528,011
Equinor ASA	136,097	2,721,736

		3,249,747

		12,832,585

PORTUGAL 0.2%
Electric Utilities 0.1%
EDP — Energias de Portugal SA	355,878	1,542,766

20

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

PORTUGAL (continued)
Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	38,870	$640,190

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	70,839	1,184,808

		3,367,764

RUSSIA 0.0%†
Metals & Mining 0.0%†
Evraz plc	72,161	387,305

SINGAPORE 1.2%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	220,600	646,893

Airlines 0.0%†
Singapore Airlines Ltd.	77,166	519,167

Banks 0.6%
DBS Group Holdings Ltd.	246,300	4,747,495
Oversea-Chinese Banking Corp. Ltd.	451,200	3,689,333
United Overseas Bank Ltd.	173,800	3,418,632

		11,855,460

Capital Markets 0.1%
Singapore Exchange Ltd.	113,600	749,370

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	12,566	281,235

Diversified Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	1,105,350	2,771,902

Electronic Equipment, Instruments & Components 0.0%†
Venture Corp. Ltd.	40,700	491,091

Equity Real Estate Investment Trusts (REITs) 0.2%
Ascendas REIT	421,343	930,869
CapitaLand Commercial Trust	325,344	481,698
CapitaLand Mall Trust	366,100	669,755
Mapletree Commercial Trust	281,700	500,643
Suntec REIT	308,400	422,082

		3,005,047

Food Products 0.0%†
Wilmar International Ltd.	243,894	748,016

Hotels, Restaurants & Leisure 0.0%†
Genting Singapore Ltd.	878,496	601,428

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	207,000	1,042,929
Sembcorp Industries Ltd.	79,600	135,747

		1,178,676

Media 0.0%†
Singapore Press Holdings Ltd.	208,000	337,254

Real Estate Management & Development 0.1%
CapitaLand Ltd.	374,997	1,045,915
City Developments Ltd.	61,200	499,087
UOL Group Ltd.	66,200	410,001

		1,955,003

Road & Rail 0.0%†
ComfortDelGro Corp. Ltd.	314,000	556,164

Transportation Infrastructure 0.0%†
SATS Ltd.	100,700	379,292

		26,075,998

Common Stocks (continued)

	Shares	Value

SOUTH AFRICA 0.2%
Metals & Mining 0.2%
Anglo American plc	143,617	$4,145,052

SPAIN 2.8%
Banks 0.9%
Banco Bilbao Vizcaya Argentaria SA	927,357	5,226,083
Banco de Sabadell SA	807,222	945,539
Banco Santander SA	2,299,453	9,709,258
Bankia SA	187,282	400,892
Bankinter SA	86,519	636,115
CaixaBank SA	507,183	1,599,459

		18,517,346

Biotechnology 0.1%
Grifols SA	42,155	1,488,417

Construction & Engineering 0.2%
ACS Actividades de Construccion y Servicios SA	37,484	1,502,598
Ferrovial SA	66,454	2,016,010

		3,518,608

Diversified Telecommunication Services 0.3%
Cellnex Telecom SA Reg. S (b)	35,800	1,542,957
Telefonica SA	651,548	4,553,835

		6,096,792

Electric Utilities 0.5%
Endesa SA	40,545	1,082,473
Iberdrola SA	846,683	8,720,021
Red Electrica Corp. SA	59,449	1,195,830

		10,998,324

Electrical Equipment 0.0%†
Siemens Gamesa Renewable Energy SA (a)	33,691	592,031

Gas Utilities 0.1%
Enagas SA	28,047	716,495
Naturgy Energy Group SA	42,892	1,079,767

		1,796,262

Insurance 0.0%†
Mapfre SA (a)	162,399	431,999

IT Services 0.2%
Amadeus IT Group SA	60,312	4,941,774

Oil, Gas & Consumable Fuels 0.1%
Repsol SA	199,486	3,129,409

Specialty Retail 0.3%
Industria de Diseno Textil SA	149,390	5,291,834

Transportation Infrastructure 0.1%
Aena SME SA Reg. S (b)	9,539	1,830,344

		58,633,140

SWEDEN 2.5%
Banks 0.3%
Skandinaviska Enskilda Banken AB, Class A	230,003	2,163,659
Svenska Handelsbanken AB, Class A	215,817	2,323,770
Swedbank AB, Class A	127,981	1,908,653

		6,396,082

21

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Building Products 0.2%
Assa Abloy AB, Class B	136,339	$3,185,949

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	44,251	763,503

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class B	428,955	3,758,638

Construction & Engineering 0.1%
Skanska AB, Class B	48,070	1,086,963

Diversified Financial Services 0.3%
Industrivarden AB, Class C	20,769	501,554
Investor AB, Class B	64,370	3,516,954
Kinnevik AB, Class B	35,361	865,312
L E Lundbergforetagen AB, Class B	10,809	474,836

		5,358,656

Diversified Telecommunication Services 0.1%
Telia Co. AB	374,225	1,607,512

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	36,797	2,061,683

Food & Staples Retailing 0.0%†
ICA Gruppen AB	12,291	574,010

Household Durables 0.1%
Electrolux AB Series B	30,384	745,698
Husqvarna AB, Class B	56,775	454,622

		1,200,320

Household Products 0.1%
Essity AB, Class B	82,939	2,673,796

Machinery 0.8%
Alfa Laval AB	43,477	1,095,315
Atlas Copco AB, Class A	93,726	3,736,160
Atlas Copco AB, Class B	55,146	1,913,308
Epiroc AB, Class A	90,486	1,105,837
Epiroc AB, Class B	57,930	687,579
Sandvik AB	155,231	3,033,936
SKF AB, Class B	53,200	1,077,830
Volvo AB, Class B	204,663	3,434,550

		16,084,515

Metals & Mining 0.0%†
Boliden AB*	38,477	1,023,436

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB	24,393	828,999

Specialty Retail 0.1%
Hennes & Mauritz AB, Class B	110,099	2,238,066

Tobacco 0.1%
Swedish Match AB	24,866	1,281,937

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	70,568	1,023,647

		51,147,712

SWITZERLAND 9.7%
Beverages 0.1%
Coca-Cola HBC AG*	28,455	970,505

Building Products 0.1%
Geberit AG (Registered)	5,235	2,938,861

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Capital Markets 0.7%
Credit Suisse Group AG (Registered)*	355,414	$4,823,309
Julius Baer Group Ltd.*	31,469	1,625,195
Partners Group Holding AG	2,517	2,306,751
UBS Group AG (Registered)*	538,743	6,799,397

		15,554,652

Chemicals 0.4%
Clariant AG (Registered)*	29,669	663,901
EMS-Chemie Holding AG (Registered)	1,069	703,497
Givaudan SA (Registered)	1,281	4,009,178
Sika AG (Registered)	18,033	3,395,957

		8,772,533

Construction Materials 0.2%
LafargeHolcim Ltd. (Registered)*	67,155	3,723,864

Diversified Financial Services 0.0%†
Pargesa Holding SA	5,244	435,651

Diversified Telecommunication Services 0.1%
Swisscom AG (Registered)	3,660	1,938,269

Electrical Equipment 0.3%
ABB Ltd. (Registered)	257,231	6,209,785

Food Products 2.3%
Barry Callebaut AG (Registered)	422	932,916
Chocoladefabriken Lindt & Spruengli AG	149	1,156,675
Chocoladefabriken Lindt & Spruengli AG (Registered)	14	1,236,891
Nestle SA (Registered)	414,297	44,883,505

		48,209,987

Health Care Equipment & Supplies 0.3%
Alcon, Inc.*	57,229	3,242,006
Sonova Holding AG (Registered)	7,848	1,795,511
Straumann Holding AG (Registered)	1,442	1,415,391

		6,452,908

Insurance 0.8%
Baloise Holding AG (Registered)	6,568	1,187,070
Swiss Life Holding AG (Registered)	4,687	2,351,473
Swiss Re AG	41,231	4,634,121
Zurich Insurance Group AG	20,612	8,453,808

		16,626,472

Life Sciences Tools & Services 0.2%
Lonza Group AG (Registered)*	10,181	3,713,163

Machinery 0.1%
Schindler Holding AG	5,278	1,342,903
Schindler Holding AG (Registered)	2,904	711,481

		2,054,384

Marine 0.1%
Kuehne + Nagel International AG (Registered)	7,631	1,286,336

Metals & Mining 0.2%
Glencore plc*	1,499,847	4,689,911

Pharmaceuticals 2.9%
Novartis AG (Registered)	298,505	28,281,070
Roche Holding AG	97,653	31,664,771
Vifor Pharma AG	6,430	1,174,568

		61,120,409

22

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Professional Services 0.2%
Adecco Group AG (Registered)	22,097	$1,396,975
SGS SA (Registered)	755	2,066,776

		3,463,751

Real Estate Management & Development 0.1%
Swiss Prime Site AG (Registered)*	10,221	1,184,863

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV (a)	96,511	2,604,769

Software 0.1%
Temenos AG (Registered)*	9,135	1,444,260

Specialty Retail 0.0%†
Dufry AG (Registered)*	6,158	610,460

Textiles, Apparel & Luxury Goods 0.4%
Cie Financiere Richemont SA (Registered)	73,314	5,754,965
Swatch Group AG (The) (a)	3,798	1,058,674
Swatch Group AG (The) (Registered)	8,353	441,054

		7,254,693

		201,260,486

UNITED ARAB EMIRATES 0.0%†
Health Care Providers & Services 0.0%†
NMC Health plc	13,387	314,265

UNITED KINGDOM 14.2%
Aerospace & Defense 0.3%
BAE Systems plc	438,077	3,282,333
Meggitt plc	109,297	952,409
Rolls-Royce Holdings plc*	239,816	2,171,574

		6,406,316

Airlines 0.0%†
easyJet plc	17,863	339,789

Automobiles 0.1%
Fiat Chrysler Automobiles NV	153,395	2,271,816

Banks 2.0%
Barclays plc	2,380,604	5,685,010
HSBC Holdings plc	2,812,325	22,085,608
Lloyds Banking Group plc	9,735,742	8,125,721
Royal Bank of Scotland Group plc	681,085	2,182,983
Standard Chartered plc	375,997	3,551,149

		41,630,471

Beverages 0.7%
Coca-Cola European Partners plc (a)	33,092	1,683,721
Diageo plc	327,409	13,796,908

		15,480,629

Capital Markets 0.5%
3i Group plc	137,500	2,004,078
Hargreaves Lansdown plc	39,759	1,023,743
London Stock Exchange Group plc	43,156	4,457,676
Schroders plc	17,568	781,248
St James’s Place plc	74,124	1,146,958
Standard Life Aberdeen plc	325,200	1,416,995

		10,830,698

Chemicals 0.1%
Croda International plc	18,161	1,233,475
Johnson Matthey plc	27,226	1,083,282

		2,316,757

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Commercial Services & Supplies 0.1%
G4S plc	218,273	$634,773
Rentokil Initial plc	260,158	1,566,148

		2,200,921

Diversified Financial Services 0.1%
M&G plc*	358,015	1,126,453
Rolls-Royce International Ltd. (Preference), Class C*¥	11,031,536	14,612

		1,141,065

Diversified Telecommunication Services 0.1%
BT Group plc	1,145,853	2,936,606

Electric Utilities 0.1%
SSE plc	145,072	2,779,570

Electrical Equipment 0.1%
Melrose Industries plc	686,576	2,194,547

Electronic Equipment, Instruments & Components 0.1%
Halma plc	53,407	1,499,329

Equity Real Estate Investment Trusts (REITs) 0.2%
British Land Co. plc (The)	117,007	996,242
Land Securities Group plc	100,640	1,322,443
Segro plc	153,264	1,829,484

		4,148,169

Food & Staples Retailing 0.3%
J Sainsbury plc	238,864	732,241
Tesco plc	1,370,766	4,643,496
Wm Morrison Supermarkets plc (a)	317,918	846,349

		6,222,086

Food Products 0.1%
Associated British Foods plc	50,346	1,744,134

Health Care Equipment & Supplies 0.1%
Smith & Nephew plc	123,004	2,971,354

Hotels, Restaurants & Leisure 0.4%
Compass Group plc	219,712	5,503,975
GVC Holdings plc	80,741	946,897
InterContinental Hotels Group plc	24,289	1,673,126
Whitbread plc	18,961	1,220,193

		9,344,191

Household Durables 0.3%
Barratt Developments plc	143,331	1,420,712
Berkeley Group Holdings plc	15,576	1,010,036
Persimmon plc	44,645	1,608,296
Taylor Wimpey plc	463,064	1,198,403

		5,237,447

Household Products 0.4%
Reckitt Benckiser Group plc	98,432	7,993,269

Industrial Conglomerates 0.3%
CK Hutchison Holdings Ltd.	379,516	3,626,406
DCC plc	13,885	1,208,625
Smiths Group plc	55,955	1,251,003

		6,086,034

Insurance 0.8%
Admiral Group plc	26,979	826,217
Aviva plc	551,365	3,075,830
Direct Line Insurance Group plc	196,454	818,555
Legal & General Group plc	838,568	3,378,397

23

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Insurance (continued)
Prudential plc	358,015	$6,888,723
RSA Insurance Group plc	145,081	1,095,138

		16,082,860

Interactive Media & Services 0.0%†
Auto Trader Group plc Reg. S (b)	131,808	1,041,686

Internet & Direct Marketing Retail 0.1%
Ocado Group plc*	64,944	1,102,698

Machinery 0.2%
CNH Industrial NV	143,493	1,575,177
Spirax-Sarco Engineering plc	10,517	1,245,367
Weir Group plc (The)	34,830	696,948

		3,517,492

Media 0.3%
Informa plc	176,882	2,010,680
ITV plc	511,989	1,027,649
Pearson plc	110,382	933,727
WPP plc	178,322	2,509,607

		6,481,663

Multiline Retail 0.1%
Marks & Spencer Group plc	278,151	788,807
Next plc	17,929	1,669,379

		2,458,186

Multi-Utilities 0.3%
Centrica plc	796,177	948,899
National Grid plc	479,964	6,031,677

		6,980,576

Oil, Gas & Consumable Fuels 0.9%
BP plc	2,831,267	17,772,849

Paper & Forest Products 0.1%
Mondi plc	68,874	1,625,878

Personal Products 1.0%
Unilever NV	202,979	11,678,624
Unilever plc	154,354	8,836,653

		20,515,277

Pharmaceuticals 1.7%
AstraZeneca plc	182,391	18,247,968
GlaxoSmithKline plc	692,700	16,296,321

		34,544,289

Professional Services 0.6%
Experian plc	124,935	4,225,629
Intertek Group plc	22,808	1,770,191
RELX plc	269,238	6,795,128

		12,790,948

Software 0.1%
AVEVA Group plc	9,035	558,542
Micro Focus International plc	42,149	595,120
Sage Group plc (The)	153,371	1,523,956

		2,677,618

Specialty Retail 0.1%
JD Sports Fashion plc	61,229	683,878
Kingfisher plc	301,484	874,323

		1,558,201

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Textiles, Apparel & Luxury Goods 0.1%
Burberry Group plc	58,136	$1,701,391

Tobacco 0.8%
British American Tobacco plc	319,823	13,626,135
Imperial Brands plc	133,362	3,304,505

		16,930,640

Trading Companies & Distributors 0.2%
Ashtead Group plc	65,711	2,102,793
Bunzl plc	47,367	1,295,985

		3,398,778

Water Utilities 0.1%
Severn Trent plc	33,397	1,114,578
United Utilities Group plc	96,365	1,210,409

		2,324,987

Wireless Telecommunication Services 0.3%
Vodafone Group plc	3,721,855	7,225,506

		296,506,721

UNITED STATES 0.3%
Construction Materials 0.1%
James Hardie Industries plc CHDI	63,945	1,253,662

Hotels, Restaurants & Leisure 0.0%†
Carnival plc	23,044	1,100,405

Life Sciences Tools & Services 0.1%
QIAGEN NV*	32,621	1,115,164

Software 0.0%†
CyberArk Software Ltd.* (a)	5,314	619,506

Trading Companies & Distributors 0.1%
Ferguson plc	31,413	2,854,078

		6,942,815

Total Common Stocks (cost $1,704,289,503)		2,065,682,436

Rights 0.0%†

	Number of Rights

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of 0.42 EUR on 1/7/2020* (a)	199,486	94,652

Total Rights (cost $94,275)		94,652

Repurchase Agreements 1.6%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $4,486,324, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $4,575,651. (c)(d)	$4,485,933	4,485,933

24

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $3,003,438, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $3,060,000. (c)(d)	$3,000,000	$3,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $5,300,501, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $5,406,000. (c)(d)	5,300,000	5,300,000
Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $4,572,544, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $4,590,000. (c)(d)(e)	4,500,000	4,500,000
NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $10,003,073, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $10,200,891. (c)(d)	10,000,000	10,000,000
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $5,000,431, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $5,100,000. (c)(d)	5,000,000	5,000,000
Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $2,000,185, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $2,040,001. (c)(d)	2,000,000	2,000,000

Total Repurchase Agreements (cost $34,285,933)		34,285,933

Total Investments (cost $1,738,669,711) — 100.7%		2,100,063,021

Liabilities in excess of other assets — (0.7)%		(15,417,048)

NET ASSETS — 100.0%		$2,084,645,973

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $54,722,668, which was collateralized by cash used to purchase repurchase agreements with a total value of $34,285,933 and by $22,495,875 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from 1/7/2020 – 5/15/2049, a total value of $56,781,808.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $18,403,587 which represents 0.88% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $34,285,933.
(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

ADR	American Depositary Receipt

CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certification

FDR	Fiduciary Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

25

Statement of Investments (Continued)

December 31, 2019

NVIT International Index Fund (Continued)

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
EURO STOXX 50 Index	162	3/2020	EUR	6,776,167	(33,377)
FTSE 100 Index	41	3/2020	GBP	4,072,602	17,300
Nikkei 225 Index	35	3/2020	JPY	3,764,783	(48,285)
SPI 200 Index	14	3/2020	AUD	1,621,779	(44,260)

					(108,622)

At December 31, 2019, the Fund had $914,357 segregated in foreign currency as collateral with the broker for open futures contract.

Currency:

AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

The accompanying notes are an integral part of these financial statements.

26

Statement of Assets and Liabilities

December 31, 2019

NVIT International Index Fund
Assets:
Investment securities, at value* (cost $1,704,383,778)	$2,065,777,088
Repurchase agreement, at value (cost $34,285,933)	34,285,933
Cash	464,802
Deposits with broker for futures contracts	914,357
Foreign currencies, at value (cost $12,312,220)	12,423,848
Interest and dividends receivable	1,980,303
Security lending income receivable	21,143
Receivable for capital shares issued	316,209
Reclaims receivable	4,013,076
Prepaid expenses	3,394

Total Assets	2,120,200,153

Liabilities:
Payable for capital shares redeemed	528,885
Payable for variation margin on futures contracts	96,538
Payable upon return of securities loaned (Note 2)	34,285,933
Accrued expenses and other payables:
Investment advisory fees	409,754
Fund administration fees	82,056
Distribution fees	40,115
Administrative servicing fees	34,997
Accounting and transfer agent fees	333
Trustee fees	100
Custodian fees	27,577
Compliance program costs (Note 3)	2,100
Professional fees	12,637
Printing fees	4,825
Other	28,330

Total Liabilities	35,554,180

Net Assets	$2,084,645,973

Represented by:
Capital	$1,745,316,764
Total distributable earnings (loss)	339,329,209

Net Assets	$2,084,645,973

27

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT International Index Fund
Net Assets:
Class I Shares	$155,627,159
Class II Shares	19,064,824
Class VIII Shares	107,674,830
Class Y Shares	1,802,279,160

Total	$2,084,645,973

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	15,242,112
Class II Shares	1,868,939
Class VIII Shares	10,610,147
Class Y Shares	176,219,078

Total	203,940,276

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.21
Class II Shares	$10.20
Class VIII Shares	$10.15
Class Y Shares	$10.23

*	Includes value of securities on loan of $54,722,668 (Note 2).

The accompanying notes are an integral part of these financial statements.

28

Statement of Operations

For the Year Ended December 31, 2019

NVIT International Index Fund
INVESTMENT INCOME:
Dividend income	$73,428,984
Income from securities lending (Note 2)	591,270
Foreign tax withholding	(6,014,292)

Total Income	68,005,962

EXPENSES:
Investment advisory fees	4,759,240
Fund administration fees	610,358
Distribution fees Class II Shares	44,494
Distribution fees Class VIII Shares	383,840
Administrative servicing fees Class I Shares	205,254
Administrative servicing fees Class II Shares	17,798
Administrative servicing fees Class VIII Shares	143,941
Professional fees	151,322
Printing fees	13,346
Trustee fees	72,192
Custodian fees	86,445
Accounting and transfer agent fees	9,040
Compliance program costs (Note 3)	8,519
Other	240,696

Total Expenses	6,746,485

NET INVESTMENT INCOME	61,259,477

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	53,539,166
Expiration or closing of futures contracts (Note 2)	3,087,266
Foreign currency transactions (Note 2)	614,866

Net realized gains	57,241,298

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	286,445,508
Futures contracts (Note 2)	735,653
Translation of assets and liabilities denominated in foreign currencies	(37,036)

Net change in unrealized appreciation/depreciation	287,144,125

Net realized/unrealized gains	344,385,423

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$405,644,900

The accompanying notes are an integral part of these financial statements.

29

Statements of Changes in Net Assets

	NVIT International Index Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$61,259,477	$56,761,911
Net realized gains	57,241,298	15,070,746
Net change in unrealized appreciation/depreciation	287,144,125	(382,833,277)

Change in net assets resulting from operations	405,644,900	(311,000,620)

Distributions to Shareholders From:
Distributable earnings:
Class I	(5,207,949)	(3,891,898)
Class II	(617,950)	(460,525)
Class VIII	(3,307,483)	(2,186,097)
Class Y	(64,285,072)	(54,290,924)

Change in net assets from shareholder distributions	(73,418,454)	(60,829,444)

Change in net assets from capital transactions	(190,569,481)	297,329,773

Change in net assets	141,656,965	(74,500,291)

Net Assets:
Beginning of year	1,942,989,008	2,017,489,299

End of year	$2,084,645,973	$1,942,989,008

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$44,307,911	$46,379,252
Dividends reinvested	5,207,949	3,891,898
Cost of shares redeemed	(45,126,046)	(46,635,814)

Total Class I Shares	4,389,814	3,635,336

Class II Shares
Proceeds from shares issued	1,231,369	2,492,769
Dividends reinvested	617,950	460,525
Cost of shares redeemed	(1,952,581)	(1,309,908)

Total Class II Shares	(103,262)	1,643,386

Class VIII Shares
Proceeds from shares issued	12,551,434	16,389,871
Dividends reinvested	3,307,483	2,186,097
Cost of shares redeemed	(6,885,326)	(5,103,725)

Total Class VIII Shares	8,973,591	13,472,243

Class Y Shares
Proceeds from shares issued	70,641,880	342,067,513
Dividends reinvested	64,285,072	54,290,924
Cost of shares redeemed	(338,756,576)	(117,779,629)

Total Class Y Shares	(203,829,624)	278,578,808

Change in net assets from capital transactions	$(190,569,481)	$297,329,773

30

Statements of Changes in Net Assets (Continued)

	NVIT International Index Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS:
Class I Shares
Issued	4,598,372	4,599,257
Reinvested	525,196	427,476
Redeemed	(4,693,224)	(4,630,382)

Total Class I Shares	430,344	396,351

Class II Shares
Issued	129,042	245,316
Reinvested	62,449	50,586
Redeemed	(206,864)	(130,364)

Total Class II Shares	(15,373)	165,538

Class VIII Shares
Issued	1,311,170	1,612,703
Reinvested	336,090	240,919
Redeemed	(715,926)	(511,517)

Total Class VIII Shares	931,334	1,342,105

Class Y Shares
Issued	7,510,414	32,682,513
Reinvested	6,474,406	5,959,543
Redeemed	(34,661,767)	(11,326,626)

Total Class Y Shares	(20,676,947)	27,315,430

Total change in shares	(19,330,642)	29,219,424

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2019	$8.69	0.28	1.60	1.88	(0.34)	(0.02)	(0.36)	$10.21	21.77%		$155,627,159	0.44%	2.85%	0.44%	5.50%
Year Ended December 31, 2018	$10.38	0.27	(1.69)	(1.42)	(0.27)	–	(0.27)	$8.69	(13.81%	)	$128,761,485	0.44%	2.67%	0.44%	4.26%
Year Ended December 31, 2017	$8.54	0.24	1.88	2.12	(0.28)	–	(0.28)	$10.38	24.88%		$149,692,499	0.44%	2.48%	0.44%	4.72%
Year Ended December 31, 2016	$8.70	0.24	(0.16)	0.08	(0.24)	–	(0.24)	$8.54	0.92%		$85,775,861	0.45%	2.76%	0.45%	4.88%
Year Ended December 31, 2015	$9.02	0.22	(0.31)	(0.09)	(0.23)	–	(0.23)	$8.70	(0.96%	)	$57,974,996	0.45%	2.40%	0.45%	4.35%

Class II Shares
Year Ended December 31, 2019	$8.69	0.26	1.59	1.85	(0.32)	(0.02)	(0.34)	$10.20	21.42%		$19,064,824	0.64%	2.68%	0.64%	5.50%
Year Ended December 31, 2018	$10.37	0.24	(1.67)	(1.43)	(0.25)	–	(0.25)	$8.69	(13.90%	)	$16,365,648	0.64%	2.43%	0.64%	4.26%
Year Ended December 31, 2017	$8.54	0.21	1.88	2.09	(0.26)	–	(0.26)	$10.37	24.56%		$17,831,979	0.69%	2.18%	0.69%	4.72%
Year Ended December 31, 2016	$8.69	0.23	(0.16)	0.07	(0.22)	–	(0.22)	$8.54	0.75%		$9,213,339	0.70%	2.66%	0.70%	4.88%
Year Ended December 31, 2015	$9.00	0.23	(0.35)	(0.12)	(0.19)	–	(0.19)	$8.69	(1.26%	)	$11,918,143	0.67%	2.47%	0.67%	4.35%

Class VIII Shares
Year Ended December 31, 2019	$8.65	0.24	1.58	1.82	(0.30)	(0.02)	(0.32)	$10.15	21.20%		$107,674,830	0.84%	2.46%	0.84%	5.50%
Year Ended December 31, 2018	$10.33	0.22	(1.67)	(1.45)	(0.23)	–	(0.23)	$8.65	(14.13%	)	$83,675,329	0.84%	2.22%	0.84%	4.26%
Year Ended December 31, 2017	$8.50	0.20	1.87	2.07	(0.24)	–	(0.24)	$10.33	24.46%		$86,101,860	0.84%	2.08%	0.84%	4.72%
Year Ended December 31, 2016	$8.66	0.21	(0.16)	0.05	(0.21)	–	(0.21)	$8.50	0.52%		$58,248,441	0.85%	2.44%	0.85%	4.88%
Year Ended December 31, 2015	$8.97	0.21	(0.34)	(0.13)	(0.18)	–	(0.18)	$8.66	(1.39%	)	$54,681,371	0.84%	2.24%	0.84%	4.35%

Class Y Shares
Year Ended December 31, 2019	$8.71	0.30	1.59	1.89	(0.35)	(0.02)	(0.37)	$10.23	21.89%		$1,802,279,160	0.29%	3.07%	0.29%	5.50%
Year Ended December 31, 2018	$10.40	0.28	(1.69)	(1.41)	(0.28)	–	(0.28)	$8.71	(13.63%	)	$1,714,186,546	0.29%	2.74%	0.29%	4.26%
Year Ended December 31, 2017	$8.55	0.26	1.88	2.14	(0.29)	–	(0.29)	$10.40	25.13%		$1,763,862,961	0.29%	2.71%	0.29%	4.72%
Year Ended December 31, 2016	$8.71	0.26	(0.17)	0.09	(0.25)	–	(0.25)	$8.55	1.03%		$1,736,455,901	0.30%	3.00%	0.30%	4.88%
Year Ended December 31, 2015	$9.01	0.26	(0.33)	(0.07)	(0.23)	–	(0.23)	$8.71	(0.74%	)	$1,699,931,064	0.30%	2.79%	0.30%	4.35%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

32

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class VIII, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

33

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

34

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$31,284,000	$—	$31,284,000
Air Freight & Logistics	—	10,398,149	—	10,398,149
Airlines	—	3,018,521	—	3,018,521
Auto Components	—	19,319,730	—	19,319,730
Automobiles	—	64,717,169	—	64,717,169
Banks	—	200,800,407	—	200,800,407
Beverages	1,683,721	45,938,978	—	47,622,699
Biotechnology	828,137	17,662,035	—	18,490,172
Building Products	—	17,521,972	—	17,521,972
Capital Markets	—	52,001,003	—	52,001,003
Chemicals	—	70,671,941	—	70,671,941
Commercial Services & Supplies	—	12,322,345	—	12,322,345
Communications Equipment	—	6,694,376	—	6,694,376
Construction & Engineering	—	20,205,961	—	20,205,961
Construction Materials	—	12,338,569	—	12,338,569
Consumer Finance	—	901,725	—	901,725
Containers & Packaging	—	1,578,636	—	1,578,636
Distributors	—	281,235	—	281,235
Diversified Consumer Services	—	194,578	—	194,578
Diversified Financial Services	—	14,994,390	—	14,994,390

35

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Diversified Telecommunication Services	$—	$42,882,305	$—	$42,882,305
Electric Utilities	—	41,581,378	—	41,581,378
Electrical Equipment	—	31,695,414	—	31,695,414
Electronic Equipment, Instruments & Components	—	36,631,122	—	36,631,122
Energy Equipment & Services	—	1,271,339	—	1,271,339
Entertainment	—	13,225,479	—	13,225,479
Equity Real Estate Investment Trusts (REITs)	—	33,746,491	—	33,746,491
Food & Staples Retailing	—	29,050,777	—	29,050,777
Food Products	—	72,785,422	—	72,785,422
Gas Utilities	—	9,987,727	—	9,987,727
Health Care Equipment & Supplies	—	37,111,647	—	37,111,647
Health Care Providers & Services	—	10,216,693	—	10,216,693
Health Care Technology	—	1,763,548	—	1,763,548
Hotels, Restaurants & Leisure	714,707	28,197,462	—	28,912,169
Household Durables	—	26,887,801	—	26,887,801
Household Products	—	17,666,246	—	17,666,246
Independent Power and Renewable Electricity Producers	—	1,966,772	—	1,966,772
Industrial Conglomerates	2,367,465	24,737,863	—	27,105,328
Insurance	—	115,277,702	—	115,277,702
Interactive Media & Services	—	4,014,362	—	4,014,362
Internet & Direct Marketing Retail	—	9,923,364	—	9,923,364
IT Services	721,308	22,551,989	—	23,273,297
Leisure Products	—	5,040,230	—	5,040,230
Life Sciences Tools & Services	—	6,369,636	—	6,369,636
Machinery	—	57,329,733	—	57,329,733
Marine	—	4,003,529	—	4,003,529
Media	—	12,995,498	—	12,995,498
Metals & Mining	—	56,873,050	—	56,873,050
Multiline Retail	—	10,518,049	—	10,518,049
Multi-Utilities	—	21,038,426	—	21,038,426
Oil, Gas & Consumable Fuels	—	99,239,086	—	99,239,086
Paper & Forest Products	—	5,965,708	—	5,965,708
Personal Products	—	43,651,797	—	43,651,797
Pharmaceuticals	1,525,654	175,300,014	—	176,825,668
Professional Services	—	31,353,903	—	31,353,903
Real Estate Management & Development	881,216	37,584,802	—	38,466,018
Road & Rail	—	23,366,906	—	23,366,906
Semiconductors & Semiconductor Equipment	4,888,438	34,462,449	—	39,350,887
Software	2,520,583	28,662,268	—	31,182,851
Specialty Retail	—	18,644,822	—	18,644,822
Technology Hardware, Storage & Peripherals	—	8,743,377	—	8,743,377
Textiles, Apparel & Luxury Goods	—	54,154,372	—	54,154,372
Tobacco	—	21,919,920	—	21,919,920
Trading Companies & Distributors	1,085,130	26,326,324	—	27,411,454
Transportation Infrastructure	—	12,597,034	—	12,597,034
Water Utilities	—	2,324,987	—	2,324,987

36

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Wireless Telecommunication Services	$—	$33,981,534	$—	$33,981,534
Total Common Stocks	$17,216,359	$2,048,466,077	$—	$2,065,682,436
Futures Contracts	$17,300	$—	$—	$17,300
Repurchase Agreements	—	34,285,933	—	34,285,933
Right	94,652	—	—	94,652
Total Assets	$17,328,311	$2,082,752,010	$—	$2,100,080,321
Liabilities:
Futures Contracts	$(125,922)	$—	$—	$(125,922)
Total Liabilities	$(125,922)	$—	$—	$(125,922)
Total	$17,202,389	$2,082,752,010	$—	$2,099,954,399

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

As of December 31, 2019, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price and currency risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for

37

Notes to Financial Statements (Continued)

December 31, 2019

delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Payable for variation margin on futures contracts	$17,300
Total		$17,300

Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Payable for variation margin on futures contracts	$(125,922)
Total		$(125,922)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

38

Notes to Financial Statements (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$3,087,266
Total	$3,087,266

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$735,653
Total	$735,653

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$25,178,907

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $34,285,933, which was comprised of repurchase agreements purchased with cash collateral.

39

Notes to Financial Statements (Continued)

December 31, 2019

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

40

Notes to Financial Statements (Continued)

December 31, 2019

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$4,485,933	$—	$4,485,933	$(4,485,933)	$—
BofA Securities, Inc.	3,000,000	—	3,000,000	(3,000,000)	—
Citigroup Global Markets Ltd.	5,300,000	—	5,300,000	(5,300,000)	—
Deutsche Bank Securities, Inc.	4,500,000	—	4,500,000	(4,500,000)	—
NatWest Markets Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Nomura Securities International, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Pershing LLC	2,000,000	—	2,000,000	(2,000,000)	—
Total	$34,285,933	$—	$34,285,933	$(34,285,933)	$—

Amounts designated as “—” are zero.

41

Notes to Financial Statements (Continued)

December 31, 2019

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in passive foreign investment companies (PFICs). Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss

42

Notes to Financial Statements (Continued)

December 31, 2019

deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

43

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.245%
$1.5 billion up to $3 billion	0.205%
$3 billion and more	0.195%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.23%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.34% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

44

Notes to Financial Statements (Continued)

December 31, 2019

assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $610,358 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $8,519.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares, and 0.40% of Class VIII shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I, Class II, and Class VIII shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15%, 0.10%, and 0.15% for Class I, Class II and Class VIII shares, respectively, for a total amount of $366,993.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if

45

Notes to Financial Statements (Continued)

December 31, 2019

any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $109,629,687 and sales of $298,710,761 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its

46

Notes to Financial Statements (Continued)

December 31, 2019

Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$69,526,064	$3,892,390	$73,418,454	$—	$73,418,454

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$60,829,444	$—	$60,829,444	$—	$60,829,444

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$15,808,713	$49,272,741	$65,081,454	$—	$274,247,755	$339,329,209

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

47

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,825,850,063	$429,935,415	$(155,831,079)	$274,104,336

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

48

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT International Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

49

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.
●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At

50

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge, the Trustees noted that the performance of each Index Fund, other than NVIT Bond Index Fund, for the three-year period ending June 30, 2019, was above the median of its peers. As to NVIT Bond Index Fund, the Trustees considered that, although the Fund underperformed most of the peers identified by Broadridge, the Fund’s return appeared to be within an acceptable range of the Fund’s benchmark performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

The Trustees also considered that the actual management fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were below the medians of each Fund’s Broadridge expense group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s levels of expense generally supported a

51

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

recommendation to continue the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

The Fund designates $3,892,390, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $67,651,886 or $0.3317 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $3,970,947 or $0.0195 per outstanding share.

52

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

53

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

54

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

55

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

56

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

57

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

58

Market Index Definitions (cont.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

59

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would liketo maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

60

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

61

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

62

Annual Report

December 31, 2019

NVIT Mid Cap Index Fund

AR-MCX 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Mid Cap Index Fund

For the annual period ended December 31, 2019, the NVIT Mid Cap Index Fund (Class I) returned 25.65%* versus 26.20% for its benchmark, the S&P MidCap 400® Index (S&P 400). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Mid-Cap Blend (consisting of 79 funds as of December 31, 2019), was 25.59% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. large-capitalization stocks, as represented by the S&P 400, increased approximately 26.2% in 2019.

The December 2018 announcement by the Federal Open Market Committee (FOMC) drove a rotation out of equities in the first quarter of 2019, and the Federal Reserve’s dovish pivot contributed to a meaningful rebound in equity prices. In the January 2019 FOMC announcement, the Fed indicated it would refrain from interest rate hikes for the foreseeable future, amounting to a dovish assessment of U.S. economic conditions. This stance as well as transparency around balance sheet normalization prompted reduced market-based expectations of interest rates, serving as a boon for both equities and bonds. On the macroeconomic front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. U-3 unemployment remained at a 3.8% rate in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year over year in January 2019, below the Fed’s inflation target of 2%. Though the ISM Manufacturing Purchasing Managers’ Index (PMI) (a composite index based on monthly surveys that serves as a leading indicator of U.S. economic activity) was below two-year averages throughout the quarter, the indicator remained in expansionary territory at the end of the quarter, at 55.3. Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The 10-year U.S. Treasury yield dropped from a quarterly high of 2.78% in mid-January to 2.40% at quarter end. The bid for long-term debt coupled with high short-term rates (the federal funds target rate remained at 2.50% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities, and its inversion has preceded every U.S. recession since the 1950s.

In the second quarter of 2019, the prospect of easy monetary policy buoyed equities broadly. In the June FOMC announcement, Fed Chair Powell found that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion. This was backed by the summary of economic projections, which indicated that eight participants assumed lower interest rates would be appropriate for the year, and the median for the next year would be 2.125%, which was 27.5 basis points (bps) below the effective federal funds rate of 2.4% at quarter end. Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at the month’s end. On the macroeconomic front, there were signs of weaker U.S. economic conditions. The Chicago Fed National Activity Index (CFNAI) (a monthly index that gauges overall economic activity and inflationary pressure) was in contractionary territory in April and May. The ISM Manufacturing PMI decelerated throughout the quarter but remained in expansionary territory in June, at 51.7. U-3 unemployment declined to 3.6% in April, but the moving average of continuing jobless claims accelerated throughout the quarter. In interest rates, the 10-year U.S. Treasury yield declined 50 bps in the quarter to 2%, the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year spread remained in negative territory while the five-year/30-year spread expanded throughout the quarter.

3

Fund Commentary (cont.)	NVIT Mid Cap Index Fund

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. U.S. equities suffered their worst week of 2019 in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates in both the July and September FOMC meetings. Fed Chair Powell confirmed that the rate cuts were intended to offset potential downside risks from weak global growth and trade policy uncertainty, but there were two notable dissenters among FOMC voters. On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. The frequently tracked ISM Manufacturing PMI registered in contractionary territory in both August and September. The September reading was the lowest since the global financial crisis. Consumer sentiment also softened; in August, the University of Michigan Consumer Sentiment Index (a consumer confidence index published monthly) fell to its lowest level since 2016. More constructively, labor market conditions were stable as the U-3 unemployment rate remained at 3.7% throughout the quarter and average hourly earnings modestly accelerated. In interest rates, the 10-year U.S. Treasury yield declined 0.36% from the start of the quarter to the end, though the benchmark rate did fall as low as 1.45% intra-quarter. In August, the frequently monitored two-year/10-year Treasury yield spread inverted for the first time since the global financial crisis but ended the quarter in positive territory.

In the fourth quarter, risk appetite was boosted broadly by expectations of a United States and China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15th but were avoided thanks to persistent negotiations between the United States and China. Additionally, news that the United States didn’t impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant. The ISM non-manufacturing PMI remained well above the key 50 threshold the entire quarter. In November, 266,000 jobs were added to the economy, pushing the U-3 unemployment rate back down to 3.5%. Consumer sentiment also rebounded throughout the quarter, with the University of Michigan Consumer Sentiment gauge rising to 99.3 in December, up from September’s low of 93.2. Conversely, the ISM Manufacturing PMI continued to indicate weakness, though the October and November readings did manage to beat the September reading, which was the lowest point since the financial crisis. However, the December reading (which was released in January) fell to a new cycle low of 47.2. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. The 10-year U.S. Treasury bond yield increased 26 bps to 1.92%. Key points along the Treasury yield curve, including the closely monitored two-month/10-year, three-month/10-year, and five-month/30-year spreads, widened throughout the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate by 25 bps to 1.75% in October, marking the third rate cut of the year.

Top contributors in the S&P 400 for 2019 were Information Technology, with 43.06%; Industrials, with 33.30%; and Consumer Discretionary, with 26.57%. The only negative contributor for the year was Energy, with -12.43%.

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received and other activity associated with securities in the Fund’s portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the Fund. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

4

Fund Commentary (cont.)	NVIT Mid Cap Index Fund

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Jennifer Hsui, CFA; Alan Mason; Greg Savage, CFA; and Amy Whitelaw

* High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Mid Cap Index Fund

Asset Allocation1

Common Stocks	96.8%
Repurchase Agreements	9.5%
Futures Contracts†	0.0%
Liabilities in excess of other assets§	(6.3)%
100.0%

Top Industries2

Equity Real Estate Investment Trusts (REITs)	9.8%
Banks	6.6%
Insurance	4.7%
Machinery	4.1%
Hotels, Restaurants & Leisure	4.1%
Semiconductors & Semiconductor Equipment	3.8%
Software	3.5%
Electronic Equipment, Instruments & Components	3.4%
Health Care Equipment & Supplies	3.1%
Capital Markets	2.4%
Other Industries#	54.5%
100.0%

Top Holdings2

Teledyne Technologies, Inc.	0.6%
Domino’s Pizza, Inc.	0.6%
Tyler Technologies, Inc.	0.6%
Teradyne, Inc.	0.6%
Alleghany Corp.	0.6%
West Pharmaceutical Services, Inc.	0.6%
Medical Properties Trust, Inc.	0.5%
Fair Isaac Corp.	0.5%
Trimble, Inc.	0.5%
Camden Property Trust	0.5%
Other Holdings#	94.4%
100.0%

†	Amount rounds to less than 0.1%.

§	Please refer to the Statement of Assets and Liabilities for additional details.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

6

Fund Performance	NVIT Mid Cap Index Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	25.65%	8.61%	12.26%
Class II	25.41%	8.38%	12.03%
Class Y	25.89%	8.77%	12.43%
S&P MidCap 400® Index	26.20%	9.03%	12.72%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.40%
Class II	0.60%
Class Y	0.25%

^	Current effective prospectus dated April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Mid Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Mid Cap Index Fund versus performance of the S&P MidCap 400® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Mid Cap Index Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,067.50	2.14	0.41
	Hypothetical	(b)(c)	1,000.00	1,023.14	2.09	0.41
Class II Shares	Actual	(b)	1,000.00	1,066.70	3.28	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class Y Shares	Actual	(b)	1,000.00	1,068.30	1.36	0.26
	Hypothetical	(b)(c)	1,000.00	1,023.89	1.33	0.26

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2019

NVIT Mid Cap Index Fund

Common Stocks 96.8%

	Shares	Value

Aerospace & Defense 1.4%
Axon Enterprise, Inc.* (a)	43,375	$3,178,520
Curtiss-Wright Corp.	31,255	4,403,517
Mercury Systems, Inc.*	40,595	2,805,521
Teledyne Technologies, Inc.*	26,784	9,281,727

		19,669,285

Air Freight & Logistics 0.4%
XPO Logistics, Inc.* (a)	67,458	5,376,403

Airlines 0.3%
JetBlue Airways Corp.*	216,728	4,057,148

Auto Components 1.4%
Adient plc*	63,715	1,353,944
Dana, Inc.	105,425	1,918,735
Delphi Technologies plc*	62,583	802,940
Gentex Corp.	186,452	5,403,379
Goodyear Tire & Rubber Co. (The)	170,299	2,649,001
Lear Corp. (a)	40,413	5,544,663
Visteon Corp.* (a)	20,463	1,771,891

		19,444,553

Automobiles 0.2%
Thor Industries, Inc. (a)	40,289	2,993,070

Banks 7.0%
Associated Banc-Corp.	118,851	2,619,476
BancorpSouth Bank (a)	70,470	2,213,463
Bank of Hawaii Corp. (a)	29,661	2,822,541
Bank OZK	88,472	2,698,838
Cathay General Bancorp (a)	55,523	2,112,650
Commerce Bancshares, Inc. (a)	75,708	5,143,602
Cullen/Frost Bankers, Inc. (a)	41,641	4,071,657
East West Bancorp, Inc.	106,471	5,185,138
First Financial Bankshares, Inc. (a)	99,373	3,487,992
First Horizon National Corp.	228,656	3,786,543
FNB Corp.	238,166	3,024,708
Fulton Financial Corp. (a)	121,880	2,124,368
Hancock Whitney Corp. (a)	66,429	2,914,905
Home BancShares, Inc. (a)	114,238	2,245,919
International Bancshares Corp.	42,295	1,821,646
PacWest Bancorp (a)	86,498	3,310,279
Pinnacle Financial Partners, Inc. (a)	52,876	3,384,064
Prosperity Bancshares, Inc. (a)	69,308	4,982,552
Signature Bank	40,034	5,469,045
Sterling Bancorp	150,269	3,167,671
Synovus Financial Corp.	107,227	4,203,298
TCF Financial Corp.	112,316	5,256,389
Texas Capital Bancshares, Inc.*	36,818	2,090,158
Trustmark Corp.	47,183	1,628,285
UMB Financial Corp.	31,574	2,167,239
Umpqua Holdings Corp. (a)	161,446	2,857,594
United Bankshares, Inc. (a)	74,483	2,879,513
Valley National Bancorp	286,592	3,281,478
Webster Financial Corp.	67,431	3,598,118
Wintrust Financial Corp.	41,459	2,939,443

		97,488,572

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A* (a)	6,762	2,555,022

Common Stocks (continued)

	Shares	Value

Biotechnology 0.9%
Arrowhead Pharmaceuticals, Inc.* (a)	73,519	$4,663,310
Exelixis, Inc.*	221,699	3,906,337
Ligand Pharmaceuticals, Inc.* (a)	13,915	1,451,195
United Therapeutics Corp.*	32,073	2,824,990

		12,845,832

Building Products 1.2%
Lennox International, Inc.	25,783	6,290,278
Owens Corning	79,599	5,183,487
Resideo Technologies, Inc.*	88,375	1,054,314
Trex Co., Inc.* (a)	42,754	3,842,730

		16,370,809

Capital Markets 2.6%
Affiliated Managers Group, Inc.	33,967	2,878,363
Eaton Vance Corp.	82,703	3,861,403
Evercore, Inc., Class A	29,178	2,181,347
FactSet Research Systems, Inc. (a)	27,986	7,508,644
Federated Investors, Inc., Class B	70,363	2,293,130
Interactive Brokers Group, Inc., Class A (a)	56,169	2,618,599
Janus Henderson Group plc (a)	116,386	2,845,638
Legg Mason, Inc.	59,714	2,144,330
SEI Investments Co.	92,808	6,077,068
Stifel Financial Corp.	50,949	3,090,057

		35,498,579

Chemicals 2.4%
Ashland Global Holdings, Inc.	44,245	3,386,070
Cabot Corp.	42,347	2,012,330
Chemours Co. (The) (a)	119,695	2,165,283
Ingevity Corp.*	30,638	2,677,148
Minerals Technologies, Inc.	25,679	1,479,881
NewMarket Corp.	5,398	2,626,235
Olin Corp. (a)	120,330	2,075,693
PolyOne Corp.	56,336	2,072,601
RPM International, Inc.	94,857	7,281,223
Scotts Miracle-Gro Co. (The) (a)	28,829	3,061,063
Sensient Technologies Corp. (a)	30,982	2,047,600
Valvoline, Inc.	137,708	2,948,328

		33,833,455

Commercial Services & Supplies 1.8%
Brink’s Co. (The) (a)	36,584	3,317,437
Clean Harbors, Inc.*	37,601	3,224,286
Deluxe Corp. (a)	31,439	1,569,435
Healthcare Services Group, Inc. (a)	54,202	1,318,193
Herman Miller, Inc.	43,215	1,799,905
HNI Corp.	31,340	1,173,996
KAR Auction Services, Inc. (a)	97,633	2,127,423
MSA Safety, Inc. (a)	26,054	3,292,183
Stericycle, Inc.* (a)	66,685	4,255,170
Tetra Tech, Inc.	39,986	3,445,194

		25,523,222

Communications Equipment 1.1%
Ciena Corp.*	113,501	4,845,358
InterDigital, Inc.	22,770	1,240,737
Lumentum Holdings, Inc.* (a)	56,273	4,462,449
NetScout Systems, Inc.*	48,786	1,174,279

10

Statement of Investments (Continued)

December 31, 2019

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
ViaSat, Inc.*	42,180	$3,087,365

		14,810,188

Construction & Engineering 1.2%
AECOM*	115,437	4,978,798
Dycom Industries, Inc.*	22,860	1,077,849
EMCOR Group, Inc.	41,073	3,544,600
Fluor Corp.	102,449	1,934,237
MasTec, Inc.* (a)	44,111	2,830,161
Valmont Industries, Inc.	15,842	2,372,815

		16,738,460

Construction Materials 0.2%
Eagle Materials, Inc.	30,760	2,788,702

Consumer Finance 0.6%
FirstCash, Inc.	31,438	2,534,846
Green Dot Corp., Class A*	34,641	807,135
Navient Corp.	148,620	2,033,122
SLM Corp.	312,565	2,784,954

		8,160,057

Containers & Packaging 1.0%
AptarGroup, Inc.	46,864	5,418,416
Greif, Inc., Class A	18,832	832,374
O-I Glass, Inc.	112,479	1,341,875
Silgan Holdings, Inc.	57,014	1,771,995
Sonoco Products Co.	73,238	4,520,249

		13,884,909

Distributors 0.5%
Pool Corp.	29,404	6,244,822

Diversified Consumer Services 1.0%
Adtalem Global Education, Inc.*	40,152	1,404,116
Graham Holdings Co., Class B	3,185	2,035,183
Grand Canyon Education, Inc.*	35,417	3,392,594
Service Corp. International (a)	134,238	6,178,975
WW International, Inc.*	33,847	1,293,294

		14,304,162

Diversified Financial Services 0.3%
Jefferies Financial Group, Inc. (a)	184,405	3,940,735

Electric Utilities 1.5%
ALLETE, Inc.	37,739	3,063,274
Hawaiian Electric Industries, Inc.	79,654	3,732,586
IDACORP, Inc.	36,821	3,932,483
OGE Energy Corp.	147,012	6,537,624
PNM Resources, Inc.	58,287	2,955,734

		20,221,701

Electrical Equipment 1.3%
Acuity Brands, Inc.	29,206	4,030,428
EnerSys	31,121	2,328,784
Hubbell, Inc.	39,818	5,885,897
nVent Electric plc	114,050	2,917,399
Regal Beloit Corp.	30,738	2,631,480

		17,793,988

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components 3.7%
Arrow Electronics, Inc.*	60,812	$5,153,209
Avnet, Inc.	75,864	3,219,668
Belden, Inc.	28,308	1,556,940
Cognex Corp. (a)	124,889	6,998,779
Coherent, Inc.*	17,552	2,919,775
II-VI, Inc.* (a)	63,440	2,136,025
Jabil, Inc.	101,812	4,207,890
Littelfuse, Inc.	17,999	3,443,209
National Instruments Corp.	86,870	3,678,076
SYNNEX Corp.	29,897	3,850,734
Tech Data Corp.*	26,044	3,739,918
Trimble, Inc.*	184,274	7,682,383
Vishay Intertechnology, Inc.	96,871	2,062,384

		50,648,990

Energy Equipment & Services 0.5%
Apergy Corp.*	56,771	1,917,724
Core Laboratories NV (a)	32,516	1,224,878
Patterson-UTI Energy, Inc. (a)	148,258	1,556,709
Transocean Ltd.*	421,631	2,900,821

		7,600,132

Entertainment 0.4%
Cinemark Holdings, Inc. (a)	77,998	2,640,232
World Wrestling Entertainment, Inc., Class A (a)	34,808	2,257,995

		4,898,227

Equity Real Estate Investment Trusts (REITs) 10.4%
Alexander & Baldwin, Inc.	49,474	1,036,975
American Campus Communities, Inc.	100,541	4,728,443
Brixmor Property Group, Inc.	218,002	4,711,023
Camden Property Trust	71,114	7,545,195
CoreCivic, Inc.	87,116	1,514,076
CoreSite Realty Corp.	27,678	3,103,257
Corporate Office Properties Trust	82,057	2,410,835
Cousins Properties, Inc.	107,380	4,424,056
CyrusOne, Inc.	82,829	5,419,501
Douglas Emmett, Inc.	120,573	5,293,155
EastGroup Properties, Inc.	28,209	3,742,488
EPR Properties	57,621	4,070,347
First Industrial Realty Trust, Inc.	92,522	3,840,588
GEO Group, Inc. (The)	88,731	1,473,822
Healthcare Realty Trust, Inc.	98,218	3,277,535
Highwoods Properties, Inc.	75,863	3,710,459
JBG SMITH Properties	86,421	3,447,334
Kilroy Realty Corp.	71,628	6,009,589
Lamar Advertising Co., Class A	63,168	5,638,376
Liberty Property Trust	115,422	6,931,091
Life Storage, Inc.	34,108	3,693,214
Macerich Co. (The)	80,923	2,178,447
Mack-Cali Realty Corp.	66,358	1,534,861
Medical Properties Trust, Inc.	380,015	8,022,117
National Retail Properties, Inc.	126,053	6,758,962
Omega Healthcare Investors, Inc.	160,471	6,795,947
Park Hotels & Resorts, Inc.	175,544	4,541,323
Pebblebrook Hotel Trust	95,768	2,567,540
PotlatchDeltic Corp.	49,225	2,129,966
PS Business Parks, Inc.	14,660	2,416,994
Rayonier, Inc.	94,952	3,110,628
Sabra Health Care REIT, Inc.	142,256	3,035,743
Senior Housing Properties Trust	174,186	1,470,130

11

Statement of Investments (Continued)

December 31, 2019

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Service Properties Trust	120,505	$2,931,887
Spirit Realty Capital, Inc.	72,972	3,588,763
Tanger Factory Outlet Centers, Inc.	68,200	1,004,586
Taubman Centers, Inc.	44,917	1,396,470
Urban Edge Properties	84,407	1,618,926
Weingarten Realty Investors	88,472	2,763,865

		143,888,514

Food & Staples Retailing 0.6%
BJ’s Wholesale Club Holdings, Inc.* (a)	88,797	2,019,244
Casey’s General Stores, Inc.	26,891	4,275,400
Sprouts Farmers Market, Inc.* (a)	86,555	1,674,839

		7,969,483

Food Products 1.7%
Flowers Foods, Inc.	140,751	3,059,927
Hain Celestial Group, Inc. (The)* (a)	58,759	1,525,090
Ingredion, Inc.	48,795	4,535,495
Lancaster Colony Corp. (a)	14,468	2,316,327
Pilgrim’s Pride Corp.*	38,137	1,247,652
Post Holdings, Inc.*	48,813	5,325,498
Sanderson Farms, Inc.	14,420	2,541,092
Tootsie Roll Industries, Inc. (a)	12,729	434,568
TreeHouse Foods, Inc.*	41,134	1,994,999

		22,980,648

Gas Utilities 1.6%
National Fuel Gas Co. (a)	63,203	2,941,468
New Jersey Resources Corp. (a)	69,731	3,107,911
ONE Gas, Inc.	38,574	3,609,369
Southwest Gas Holdings, Inc.	40,118	3,047,764
Spire, Inc. (a)	37,162	3,095,966
UGI Corp.	153,501	6,932,105

		22,734,583

Health Care Equipment & Supplies 3.3%
Avanos Medical, Inc.* (a)	34,927	1,177,040
Cantel Medical Corp. (a)	27,517	1,950,955
Globus Medical, Inc., Class A*	56,530	3,328,486
Haemonetics Corp.*	37,138	4,267,156
Hill-Rom Holdings, Inc.	48,816	5,542,081
ICU Medical, Inc.*	14,060	2,630,907
Integra LifeSciences Holdings Corp.*	52,341	3,050,434
LivaNova plc*	35,411	2,671,052
Masimo Corp.*	36,030	5,694,902
NuVasive, Inc.*	38,067	2,944,102
Penumbra, Inc.* (a)	23,590	3,875,129
West Pharmaceutical Services, Inc.	54,340	8,168,932

		45,301,176

Health Care Providers & Services 2.3%
Acadia Healthcare Co., Inc.* (a)	64,817	2,153,221
Amedisys, Inc.*	23,537	3,928,796
Chemed Corp.	11,757	5,164,380
Encompass Health Corp.	72,158	4,998,385
HealthEquity, Inc.* (a)	51,680	3,827,937
MEDNAX, Inc.*	61,754	1,716,144
Molina Healthcare, Inc.*	45,873	6,224,507
Patterson Cos., Inc. (a)	64,153	1,313,853
Tenet Healthcare Corp.*	75,720	2,879,632

		32,206,855

Common Stocks (continued)

	Shares	Value

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.* (a)	121,913	$1,196,576

Hotels, Restaurants & Leisure 4.3%
Boyd Gaming Corp. (a)	58,604	1,754,604
Brinker International, Inc. (a)	27,359	1,149,078
Caesars Entertainment Corp.*	409,904	5,574,694
Cheesecake Factory, Inc. (The) (a)	30,063	1,168,248
Choice Hotels International, Inc. (a)	23,198	2,399,369
Churchill Downs, Inc. (a)	26,058	3,575,158
Cracker Barrel Old Country Store, Inc. (a)	17,581	2,702,903
Domino’s Pizza, Inc. (a)	30,167	8,862,461
Dunkin’ Brands Group, Inc.	60,538	4,573,040
Eldorado Resorts, Inc.* (a)	47,803	2,850,971
Jack in the Box, Inc. (a)	17,308	1,350,543
Marriott Vacations Worldwide Corp.	28,352	3,650,603
Papa John’s International, Inc. (a)	15,892	1,003,580
Penn National Gaming, Inc.*	79,723	2,037,720
Scientific Games Corp.* (a)	39,161	1,048,732
Six Flags Entertainment Corp.	57,408	2,589,675
Texas Roadhouse, Inc.	47,852	2,695,025
Wendy’s Co. (The)	134,985	2,998,017
Wyndham Destinations, Inc.	67,498	3,488,972
Wyndham Hotels & Resorts, Inc. (a)	70,553	4,431,434

		59,904,827

Household Durables 1.0%
Helen of Troy Ltd.*	18,369	3,302,562
KB Home	62,595	2,145,131
Tempur Sealy International, Inc.*	33,699	2,933,835
Toll Brothers, Inc.	94,508	3,734,011
TRI Pointe Group, Inc.*	104,303	1,625,041

		13,740,580

Household Products 0.2%
Energizer Holdings, Inc. (a)	46,902	2,355,418

Industrial Conglomerates 0.5%
Carlisle Cos., Inc.	41,407	6,701,309

Insurance 5.0%
Alleghany Corp.*	10,560	8,443,459
American Financial Group, Inc.	54,968	6,027,241
Brighthouse Financial, Inc.*	81,565	3,199,795
Brown & Brown, Inc.	170,840	6,744,763
CNO Financial Group, Inc. (a)	114,902	2,083,173
First American Financial Corp.	82,501	4,811,458
Genworth Financial, Inc., Class A*	368,617	1,621,915
Hanover Insurance Group, Inc. (The)	28,941	3,955,367
Kemper Corp.	45,834	3,552,135
Mercury General Corp.	19,615	955,839
Old Republic International Corp.	208,705	4,668,731
Primerica, Inc.	30,638	4,000,097
Reinsurance Group of America, Inc.	45,914	7,486,737
RenaissanceRe Holdings Ltd.	32,322	6,335,759
RLI Corp.	29,106	2,620,122
Selective Insurance Group, Inc.	43,470	2,833,809

		69,340,400

Interactive Media & Services 0.3%
TripAdvisor, Inc. (a)	77,166	2,344,303
Yelp, Inc.* (a)	47,318	1,648,086

		3,992,389

12

Statement of Investments (Continued)

December 31, 2019

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail 0.5%
Etsy, Inc.*	88,147	$3,904,912
Grubhub, Inc.* (a)	66,857	3,251,925

		7,156,837

IT Services 2.4%
CACI International, Inc., Class A*	18,391	4,597,566
CoreLogic, Inc.*	58,642	2,563,242
KBR, Inc.	103,600	3,159,800
LiveRamp Holdings, Inc.*	49,514	2,380,138
MAXIMUS, Inc.	46,668	3,471,632
Perspecta, Inc.	101,000	2,670,440
Sabre Corp.	200,251	4,493,632
Science Applications International Corp.	35,883	3,122,539
WEX, Inc.*	31,793	6,659,362

		33,118,351

Leisure Products 0.8%
Brunswick Corp.	59,909	3,593,342
Mattel, Inc.* (a)	252,950	3,427,473
Polaris, Inc.	42,039	4,275,366

		11,296,181

Life Sciences Tools & Services 2.1%
Bio-Rad Laboratories, Inc., Class A*	15,869	5,872,006
Bio-Techne Corp.	27,990	6,144,085
Charles River Laboratories International, Inc.*	35,700	5,453,532
PRA Health Sciences, Inc.*	46,450	5,162,917
Repligen Corp.*	34,410	3,182,925
Syneos Health, Inc.*	45,427	2,701,771

		28,517,236

Machinery 4.3%
AGCO Corp.	46,308	3,577,293
Colfax Corp.* (a)	61,189	2,226,056
Crane Co.	37,294	3,221,456
Donaldson Co., Inc.	93,355	5,379,115
Graco, Inc.	122,093	6,348,836
ITT, Inc.	64,424	4,761,578
Kennametal, Inc. (a)	60,437	2,229,521
Lincoln Electric Holdings, Inc. (a)	45,203	4,372,486
Nordson Corp.	37,437	6,096,241
Oshkosh Corp.	50,043	4,736,570
Terex Corp.	48,111	1,432,746
Timken Co. (The)	50,091	2,820,624
Toro Co. (The)	77,993	6,213,702
Trinity Industries, Inc. (a)	75,001	1,661,272
Woodward, Inc.	41,185	4,877,951

		59,955,447

Marine 0.3%
Kirby Corp.* (a)	43,842	3,925,174

Media 1.1%
AMC Networks, Inc., Class A* (a)	32,354	1,277,983
Cable One, Inc.	3,672	5,465,662
John Wiley & Sons, Inc., Class A (a)	32,251	1,564,819
Meredith Corp. (a)	29,138	946,111
New York Times Co. (The), Class A (a)	105,173	3,383,415
TEGNA, Inc. (a)	158,738	2,649,337

		15,287,327

Common Stocks (continued)

	Shares	Value

Metals & Mining 1.9%
Allegheny Technologies, Inc.* (a)	92,385	$1,908,674
Carpenter Technology Corp.	34,912	1,737,919
Commercial Metals Co. (a)	86,400	1,924,128
Compass Minerals International, Inc. (a)	24,821	1,513,088
Reliance Steel & Aluminum Co.	48,749	5,838,180
Royal Gold, Inc. (a)	47,968	5,864,088
Steel Dynamics, Inc. (a)	160,736	5,471,454
United States Steel Corp. (a)	125,170	1,428,190
Worthington Industries, Inc.	26,921	1,135,528

		26,821,249

Multiline Retail 0.2%
Dillard’s, Inc., Class A (a)	7,706	566,237
Ollie’s Bargain Outlet Holdings, Inc.* (a)	40,017	2,613,510

		3,179,747

Multi-Utilities 0.8%
Black Hills Corp.	45,133	3,544,746
MDU Resources Group, Inc.	147,165	4,372,272
NorthWestern Corp.	36,870	2,642,473

		10,559,491

Oil, Gas & Consumable Fuels 1.5%
Antero Midstream Corp. (a)	218,751	1,660,320
Chesapeake Energy Corp.* (a)	820,178	677,139
CNX Resources Corp.* (a)	136,967	1,212,158
EQT Corp. (a)	187,425	2,042,932
Equitrans Midstream Corp. (a)	149,456	1,996,732
Matador Resources Co.* (a)	80,442	1,445,543
Murphy Oil Corp. (a)	113,081	3,030,571
PBF Energy, Inc., Class A	74,592	2,339,951
World Fuel Services Corp.	47,886	2,079,210
WPX Energy, Inc.*	310,092	4,260,664

		20,745,220

Paper & Forest Products 0.3%
Domtar Corp.	41,907	1,602,524
Louisiana-Pacific Corp.	90,411	2,682,494

		4,285,018

Personal Products 0.2%
Edgewell Personal Care Co.*	39,665	1,228,028
Nu Skin Enterprises, Inc., Class A	40,660	1,666,247

		2,894,275

Pharmaceuticals 0.7%
Catalent, Inc.*	107,451	6,049,491
Nektar Therapeutics* (a)	128,283	2,768,989
Prestige Consumer Healthcare, Inc.* (a)	36,791	1,490,035

		10,308,515

Professional Services 0.9%
ASGN, Inc.*	38,714	2,747,533
FTI Consulting, Inc.*	27,453	3,037,949
Insperity, Inc.	28,324	2,436,997
ManpowerGroup, Inc.	43,771	4,250,164

		12,472,643

13

Statement of Investments (Continued)

December 31, 2019

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Real Estate Management & Development 0.5%
Jones Lang LaSalle, Inc.	37,706	$6,564,238

Road & Rail 0.8%
Avis Budget Group, Inc.*	42,852	1,381,549
Knight-Swift Transportation Holdings, Inc. (a)	89,860	3,220,582
Landstar System, Inc. (a)	28,988	3,300,864
Ryder System, Inc.	39,068	2,121,783
Werner Enterprises, Inc.	32,277	1,174,560

		11,199,338

Semiconductors & Semiconductor Equipment 4.0%
Cabot Microelectronics Corp.	21,201	3,059,728
Cirrus Logic, Inc.* (a)	42,539	3,505,639
Cree, Inc.* (a)	79,104	3,650,650
Cypress Semiconductor Corp.	270,214	6,304,093
First Solar, Inc.* (a)	55,532	3,107,571
MKS Instruments, Inc. (a)	39,863	4,385,329
Monolithic Power Systems, Inc.	29,669	5,281,675
Semtech Corp.*	48,705	2,576,494
Silicon Laboratories, Inc.*	31,717	3,678,538
SolarEdge Technologies, Inc.* (a)	35,097	3,337,374
Synaptics, Inc.*	24,576	1,616,363
Teradyne, Inc.	124,336	8,478,472
Universal Display Corp.	31,022	6,392,703

		55,374,629

Software 3.7%
ACI Worldwide, Inc.*	85,427	3,236,402
Blackbaud, Inc. (a)	35,989	2,864,724
CDK Global, Inc.	88,682	4,849,132
Ceridian HCM Holding, Inc.* (a)	74,018	5,024,342
CommVault Systems, Inc.*	30,429	1,358,350
Fair Isaac Corp.*	21,270	7,969,443
j2 Global, Inc. (a)	33,983	3,184,547
LogMeIn, Inc.	36,181	3,102,159
Manhattan Associates, Inc.*	47,073	3,754,072
PTC, Inc.*	75,847	5,680,182
Teradata Corp.*	83,542	2,236,419
Tyler Technologies, Inc.*	28,632	8,590,173

		51,849,945

Specialty Retail 2.3%
Aaron’s, Inc.	49,409	2,821,748
American Eagle Outfitters, Inc. (a)	116,316	1,709,845
AutoNation, Inc.*	42,943	2,088,318
Bed Bath & Beyond, Inc. (a)	93,526	1,618,000
Dick’s Sporting Goods, Inc. (a)	48,198	2,385,319
Five Below, Inc.* (a)	40,732	5,207,994
Foot Locker, Inc.	80,265	3,129,532
Murphy USA, Inc.*	21,980	2,571,660
RH*	12,016	2,565,416
Sally Beauty Holdings, Inc.* (a)	88,271	1,610,946
Urban Outfitters, Inc.* (a)	51,147	1,420,352
Williams-Sonoma, Inc.	57,219	4,202,163

		31,331,293

Technology Hardware, Storage & Peripherals 0.2%
NCR Corp.*	93,285	3,279,901

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods 1.0%
Carter’s, Inc. (a)	32,728	$3,578,480
Columbia Sportswear Co.	21,292	2,133,245
Deckers Outdoor Corp.*	21,133	3,568,518
Skechers U.S.A., Inc., Class A*	97,877	4,227,308

		13,507,551

Thrifts & Mortgage Finance 0.6%
LendingTree, Inc.* (a)	5,609	1,701,995
New York Community Bancorp, Inc. (a)	342,030	4,111,201
Washington Federal, Inc.	58,113	2,129,841

		7,943,037

Trading Companies & Distributors 0.7%
GATX Corp. (a)	26,158	2,167,190
MSC Industrial Direct Co., Inc., Class A	32,919	2,583,154
NOW, Inc.* (a)	78,238	879,395
Watsco, Inc. (a)	23,860	4,298,379

		9,928,118

Water Utilities 0.5%
Aqua America, Inc. (a)	157,880	7,410,887

Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	71,916	1,828,824

Total Common Stocks (cost $992,508,714)		1,340,744,253

Repurchase Agreements 9.5%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $1,352,629, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $1,379,561. (b)(c)	$1,352,511	1,352,511
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $30,134,490, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $30,702,000. (b)(c)	30,100,000	30,100,000
Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $71,230,071, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $71,502,008. (b)(c)(d)	70,100,000	70,100,000

14

Statement of Investments (Continued)

December 31, 2019

NVIT Mid Cap Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $25,007,681, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $25,502,228. (b)(c)	$25,000,000	$25,000,000
Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $5,000,462, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $5,100,003. (b)(c)	5,000,000	5,000,000

Total Repurchase Agreements (cost $131,552,511)		131,552,511

Total Investments (cost $1,124,061,225) — 106.3%		1,472,296,764

Liabilities in excess of other assets — (6.3)%		(87,094,296)

NET ASSETS — 100.0%		$1,385,202,468

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $231,035,146, which was collateralized by cash used to purchase repurchase agreements with a total value of $131,552,511 and by $106,677,807 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/7/2020 - 2/15/2049, a total value of $238,230,318.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $131,552,511.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P Midcap 400 E-Mini Index	167	3/2020	USD	34,482,160	276,036

					276,036

At December 31, 2019, the Fund had $1,142,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2019

NVIT Mid Cap Index Fund
Assets:
Investment securities, at value* (cost $992,508,714)	$1,340,744,253
Repurchase agreement, at value (cost $131,552,511)	131,552,511
Cash	34,760,681
Deposits with broker for futures contracts	1,142,000
Interest and dividends receivable	1,554,803
Security lending income receivable	37,979
Receivable for capital shares issued	10,385,438
Receivable for variation margin on futures contracts	29,186
Prepaid expenses	2,109

Total Assets	1,520,208,960

Liabilities:
Payable for investments purchased	2,565,491
Payable for capital shares redeemed	446,822
Payable upon return of securities loaned (Note 2)	131,552,511
Accrued expenses and other payables:
Investment advisory fees	235,992
Fund administration fees	58,832
Distribution fees	5,465
Administrative servicing fees	84,660
Accounting and transfer agent fees	337
Trustee fees	100
Custodian fees	25,911
Compliance program costs (Note 3)	1,376
Professional fees	21,793
Printing fees	7,102
Other	100

Total Liabilities	135,006,492

Net Assets	$1,385,202,468

Represented by:
Capital	$979,650,293
Total distributable earnings (loss)	405,552,175

Net Assets	$1,385,202,468

Net Assets:
Class I Shares	$645,393,550
Class II Shares	26,087,930
Class Y Shares	713,720,988

Total	$1,385,202,468

16

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT Mid Cap Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	29,905,393
Class II Shares	1,222,761
Class Y Shares	33,025,389

Total	64,153,543

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$21.58
Class II Shares	$21.34
Class Y Shares	$21.61

*	Includes value of securities on loan of $231,035,146 (Note 2).

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2019

NVIT Mid Cap Index Fund
INVESTMENT INCOME:
Dividend income	$20,772,951
Interest income	620,324
Income from securities lending (Note 2)	515,991
Foreign tax withholding	(11,205)

Total Income	21,898,061

EXPENSES:
Investment advisory fees	2,704,200
Fund administration fees	414,901
Distribution fees Class II Shares	61,118
Administrative servicing fees Class I Shares	918,588
Administrative servicing fees Class II Shares	29,337
Professional fees	79,156
Printing fees	22,559
Trustee fees	46,548
Custodian fees	53,843
Accounting and transfer agent fees	1,511
Compliance program costs (Note 3)	5,423
Other	33,309

Total Expenses	4,370,493

NET INVESTMENT INCOME	17,527,568

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	57,492,918
Expiration or closing of futures contracts (Note 2)	7,452,967

Net realized gains	64,945,885

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	212,869,595
Futures contracts (Note 2)	1,214,142

Net change in unrealized appreciation/depreciation	214,083,737

Net realized/unrealized gains	279,029,622

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$296,557,190

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Mid Cap Index Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$17,527,568	$19,547,951
Net realized gains	64,945,885	210,045,055
Net change in unrealized appreciation/depreciation	214,083,737	(370,563,209)

Change in net assets resulting from operations	296,557,190	(140,970,203)

Distributions to Shareholders From:
Distributable earnings:
Class I	(105,063,856)	(64,075,998)
Class II	(4,243,891)	(2,710,352)
Class Y	(116,643,475)	(75,316,965)

Change in net assets from shareholder distributions	(225,951,222)	(142,103,315)

Change in net assets from capital transactions	152,694,888	(259,048,928)

Change in net assets	223,300,856	(542,122,446)

Net Assets:
Beginning of year	1,161,901,612	1,704,024,058

End of year	$1,385,202,468	$1,161,901,612

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$81,180,353	$76,267,063
Dividends reinvested	105,063,856	64,075,998
Cost of shares redeemed	(104,865,548)	(77,127,008)

Total Class I Shares	81,378,661	63,216,053

Class II Shares
Proceeds from shares issued	2,487,459	3,103,621
Dividends reinvested	4,243,891	2,710,352
Cost of shares redeemed	(3,511,673)	(5,178,430)

Total Class II Shares	3,219,677	635,543

Class Y Shares
Proceeds from shares issued	45,813,547	20,653,054
Dividends reinvested	116,643,475	75,316,965
Cost of shares redeemed	(94,360,472)	(418,870,543)

Total Class Y Shares	68,096,550	(322,900,524)

Change in net assets from capital transactions	$152,694,888	$(259,048,928)

SHARE TRANSACTIONS:
Class I Shares
Issued	3,632,898	3,022,882
Reinvested	5,203,378	2,559,407
Redeemed	(4,636,323)	(3,022,085)

Total Class I Shares	4,199,953	2,560,204

19

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap Index Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	108,589	119,792
Reinvested	212,922	109,015
Redeemed	(156,668)	(205,223)

Total Class II Shares	164,843	23,584

Class Y Shares
Issued	2,096,635	804,263
Reinvested	5,761,310	3,006,284
Redeemed	(4,113,119)	(15,807,626)

Total Class Y Shares	3,744,826	(11,997,079)

Total change in shares	8,109,622	(9,413,291)

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Mid Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2019	$20.73	0.28	4.70	4.98	(0.28)	(3.85)	(4.13)	$21.58	25.65%		$645,393,550	0.40%	1.26%	0.40%	15.94%
Year Ended December 31, 2018	$26.02	0.33	(2.84)	(2.51)	(0.32)	(2.46)	(2.78)	$20.73	(11.38%	)	$532,759,354	0.40%	1.28%	0.40%	14.81%
Year Ended December 31, 2017	$24.24	0.26	3.38	3.64	(0.27)	(1.59)	(1.86)	$26.02	15.78%		$602,298,980	0.40%	1.01%	0.40%	20.12%
Year Ended December 31, 2016	$22.45	0.31	4.04	4.35	(0.28)	(2.28)	(2.56)	$24.24	20.29%		$511,054,118	0.40%	1.34%	0.40%	18.74%
Year Ended December 31, 2015	$25.09	0.28	(0.92)	(0.64)	(0.26)	(1.74)	(2.00)	$22.45	(2.53%	)	$409,272,000	0.40%	1.13%	0.40%	17.89%

Class II Shares
Year Ended December 31, 2019	$20.54	0.23	4.66	4.89	(0.24)	(3.85)	(4.09)	$21.34	25.41%		$26,087,930	0.62%	1.04%	0.62%	15.94%
Year Ended December 31, 2018	$25.80	0.27	(2.80)	(2.53)	(0.27)	(2.46)	(2.73)	$20.54	(11.57%	)	$21,725,560	0.62%	1.06%	0.62%	14.81%
Year Ended December 31, 2017	$24.05	0.20	3.36	3.56	(0.22)	(1.59)	(1.81)	$25.80	15.57%		$26,690,581	0.60%	0.81%	0.60%	20.12%
Year Ended December 31, 2016	$22.31	0.26	4.00	4.26	(0.24)	(2.28)	(2.52)	$24.05	20.01%		$23,771,694	0.61%	1.13%	0.61%	18.74%
Year Ended December 31, 2015	$24.95	0.23	(0.92)	(0.69)	(0.21)	(1.74)	(1.95)	$22.31	(2.77%	)	$17,683,011	0.61%	0.91%	0.61%	17.89%

Class Y Shares
Year Ended December 31, 2019	$20.74	0.32	4.71	5.03	(0.31)	(3.85)	(4.16)	$21.61	25.89%		$713,720,988	0.25%	1.40%	0.25%	15.94%
Year Ended December 31, 2018	$26.04	0.36	(2.84)	(2.48)	(0.36)	(2.46)	(2.82)	$20.74	(11.29%	)	$607,416,698	0.25%	1.38%	0.25%	14.81%
Year Ended December 31, 2017	$24.25	0.29	3.40	3.69	(0.31)	(1.59)	(1.90)	$26.04	15.97%		$1,075,034,497	0.25%	1.16%	0.25%	20.12%
Year Ended December 31, 2016	$22.45	0.34	4.05	4.39	(0.31)	(2.28)	(2.59)	$24.25	20.47%		$956,566,543	0.25%	1.48%	0.25%	18.74%
Year Ended December 31, 2015	$25.10	0.32	(0.93)	(0.61)	(0.30)	(1.74)	(2.04)	$22.45	(2.43%	)	$879,389,084	0.25%	1.27%	0.25%	17.89%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Mid Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

22

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

23

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,340,744,253	$—	$—	$1,340,744,253
Futures Contracts	276,036	—	—	276,036
Repurchase Agreements	—	131,552,511	—	131,552,511
Total	$1,341,020,289	$131,552,511	$—	$1,472,572,800

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions

24

Notes to Financial Statements (Continued)

December 31, 2019

in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

25

Notes to Financial Statements (Continued)

December 31, 2019

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Receivable for variation margin on futures contracts	$276,036
Total		$276,036
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$7,452,967
Total	$7,452,967

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$ 1,214,142
Total	$1,214,142

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$29,712,135

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously

26

Notes to Financial Statements (Continued)

December 31, 2019

seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $131,552,511, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the

27

Notes to Financial Statements (Continued)

December 31, 2019

security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$1,352,511	$—	$1,352,511	$(1,352,511)	$—
BofA Securities, Inc.	30,100,000	—	30,100,000	(30,100,000)	—
Deutsche Bank Securities, Inc.	70,100,000	—	70,100,000	(70,100,000)	—
NatWest Markets Securities, Inc.	25,000,000	—	25,000,000	(25,000,000)	—
Pershing LLC	5,000,000	—	5,000,000	(5,000,000)	—
Total	$131,552,511	$—	$131,552,511	$(131,552,511)	$—

Amounts designated as “—” are zero.

28

Notes to Financial Statements (Continued)

December 31, 2019

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in real estate investment trusts and non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option

29

Notes to Financial Statements (Continued)

December 31, 2019

contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

30

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.205%
$1.5 billion up to $3 billion	0.185%
$3 billion and more	0.175%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.20%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

31

Notes to Financial Statements (Continued)

December 31, 2019

During the year ended December 31, 2019, NFM earned $414,901 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $5,423.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.12% for Class I and Class II shares, respectively, for a total amount of $947,925.

Cross trades for the year ended December 31, 2019 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $796,759 and securities sales of $1,397,692 which resulted in net realized gains of $861,728. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date.

32

Notes to Financial Statements (Continued)

December 31, 2019

Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $205,028,651 and sales of $259,953,609 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

33

Notes to Financial Statements (Continued)

December 31, 2019

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$23,980,051	$201,971,171	$225,951,222	$—	$225,951,222

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$20,730,252	$121,373,063	$142,103,315	$—	$142,103,315

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

34

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,697,398	$64,396,590	$66,093,988	$—	$339,458,187	$405,552,175

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,133,114,613	$414,548,397	$(75,090,210)	$339,458,187

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Mid Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Mid Cap Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

36

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.
●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At

37

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge, the Trustees noted that the performance of each Index Fund, other than NVIT Bond Index Fund, for the three-year period ending June 30, 2019, was above the median of its peers. As to NVIT Bond Index Fund, the Trustees considered that, although the Fund underperformed most of the peers identified by Broadridge, the Fund’s return appeared to be within an acceptable range of the Fund’s benchmark performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

The Trustees also considered that the actual management fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were below the medians of each Fund’s Broadridge expense group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s levels of expense generally supported a

38

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

recommendation to continue the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 58.88%.

The Fund designates $201,971,171, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

39

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

40

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

41

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

42

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

43

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

44

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

45

Market Index Definitions (cont.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

46

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would liketo maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

47

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

48

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

49

Annual Report

December 31, 2019

NVIT S&P 500 Index Fund

AR-SPX 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT S&P 500 Index Fund

For the annual period ended December 31, 2019, the NVIT S&P 500 Index Fund (Class IV) returned 31.19%* versus 31.49% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® peer category, Large Blend (consisting of 289 funds as of December 31, 2019), was 30.66% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. large-capitalization stocks, as represented by the S&P 500, increased approximately 31.5% in 2019.

In the first quarter, all eleven GICS 1 sectors advanced as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Federal Reserve’s (Fed) dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018. The Technology sector, with 19.9%, outperformed and was responsible for 29% of the S&P 500’s overall rally. Real Estate, with 17.5%, was the second-best-performing sector as a decline in interest rates throughout the quarter drove demand for bond proxies. Health Care shares underperformed as political risks weighed on sentiment, but still posted a respectable gain of 6.6%. After the December Federal Open Market Committee (FOMC) announcement drove a rotation out of equities, the Fed’s dovish pivot contributed to a meaningful rebound in equity prices. In the January 2019 FOMC announcement, the Fed indicated it would refrain from interest rate hikes for the foreseeable future, amounting to a dovish assessment of U.S. economic conditions. This stance as well as transparency around balance sheet normalization prompted reduced market-based expectations of interest rates, serving as a boon for both equities and bonds. On the macroeconomic front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. U-3 unemployment remained at a 3.8% rate in February, the lowest level since 1969. Core personal consumption expenditure dropped to

1.8% year over year in January 2019, below the Fed’s inflation target of 2%. Though the ISM Manufacturing Purchasing Managers’ Index (PMI) (a composite index based on monthly surveys that serves as a leading indicator of U.S. economic activity) was below two-year averages throughout the quarter, the indicator remained in expansionary territory at the end of the quarter, at 55.3. Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The 10-year U.S. Treasury yield dropped from a quarterly high of 2.78% in mid-January to 2.40% at quarter end. The bid for long-term debt coupled with high short-term rates (the federal funds target rate remained at 2.50% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities, and its inversion has preceded every U.S. recession since the 1950s.

In the second quarter of 2019, the prospect of easy monetary policy buoyed equities broadly. In the June FOMC announcement, Fed Chair Powell found that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion. This was backed by the summary of economic projections, which indicated that eight participants assumed lower interest rates would be appropriate for the year, and the median for the next year would be 2.125%, which was 27.5 basis points (bps) below the effective federal funds rate of 2.4% at quarter end. Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. The S&P 500 fell 6.4% in May on these renewed trade concerns. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at the month’s end. On the macroeconomic front, there were signs of weaker U.S. economic conditions. The Chicago Fed National Activity Index (CFNAI) (a monthly index that gauges overall economic activity and

3

Fund Commentary (cont.)	NVIT S&P 500 Index Fund

inflationary pressure) was in contractionary territory in April and May. The ISM Manufacturing PMI decelerated throughout the quarter but remained in expansionary territory in June, at 51.7. U-3 unemployment declined to 3.6% in April, but the moving average of continuing jobless claims accelerated throughout the quarter. In interest rates, the 10-year U.S. Treasury yield declined 50 bps in the quarter to 2%, the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year spread remained in negative territory while the five-year/30-year spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. U.S. equities suffered their worst week of 2019 in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates in both the July and September FOMC meetings. Fed Chair Powell confirmed that the rate cuts were intended to offset potential downside risks from weak global growth and trade policy uncertainty, but there were two notable dissenters among FOMC voters. On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. The frequently tracked ISM Manufacturing PMI registered in contractionary territory in both August and September. The September reading was the lowest since the global financial crisis. Consumer sentiment also softened; in August, the University of Michigan Consumer Sentiment Index (a consumer confidence index published monthly) fell to its lowest level since 2016. More constructively, labor market conditions were stable as the U-3 unemployment rate remained at 3.7% throughout the quarter and average hourly earnings modestly accelerated. In interest rates, the 10-year U.S. Treasury yield declined 0.36% from the start of the quarter to the end, though the benchmark rate did fall as low as 1.45% intra-quarter. In August, the frequently monitored two-year/10-year Treasury yield spread inverted for the first time since the global financial crisis but ended the quarter in positive territory.

In the fourth quarter, risk appetite was boosted broadly by expectations of a United States and China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15th but were avoided thanks to persistent negotiations between the United States and China. Additionally, news that the United States didn’t impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant. The ISM non-manufacturing PMI remained well above the key 50 threshold the entire quarter. In November, 266,000 jobs were added to the economy, pushing the U-3 unemployment rate back down to 3.5%. Consumer sentiment also rebounded throughout the quarter, with the University of Michigan Consumer Sentiment gauge rising to 99.3 in December, up from September’s low of 93.2. Conversely, the ISM Manufacturing PMI continued to indicate weakness, though the October and November readings did manage to beat the September reading, which was the lowest point since the financial crisis. However, the December reading (which was released in January) fell to a new cycle low of 47.2. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. The 10-year U.S. Treasury bond yield increased 26 bps to 1.92%. Key points along the Treasury yield curve, including the closely monitored two-month/10-year, three-month/10-year, and five-month/30-year spreads, widened throughout the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate by 25 bps to 1.75% in October, marking the third rate cut of the year.

All sectors returned positive in the S&P 500 for 2019. Top contributors were Information Technology, with 50.31%; Communication Services, with 32.62%; and Financials, with 32.13%. Bottom contributors for the year were Energy, with 11.81%; Health Care, with 20.82%; and Materials, with 24.77%.

4

Fund Commentary (cont.)	NVIT S&P 500 Index Fund

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’

trades, dividends, interest received, and other activity associated with securities in the Fund’s portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the Fund. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Jennifer Hsui, CFA; Alan Mason; Greg Savage, CFA; and Amy Whitelaw

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT S&P 500 Index Fund

Asset Allocation1

Common Stocks	99.0%
Repurchase Agreements	0.9%
Futures Contracts†	0.0%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries2

Software	7.0%
Banks	5.6%
IT Services	5.3%
Technology Hardware, Storage & Peripherals	4.9%
Interactive Media & Services	4.9%
Pharmaceuticals	4.6%
Semiconductors & Semiconductor Equipment	4.2%
Oil, Gas & Consumable Fuels	3.9%
Health Care Equipment & Supplies	3.5%
Internet & Direct Marketing Retail	3.3%
Other Industries#	52.8%
100.0%

Top Holdings2

Apple, Inc.	4.5%
Microsoft Corp.	4.5%
Amazon.com, Inc.	2.9%
Facebook, Inc., Class A	1.8%
Berkshire Hathaway, Inc., Class B	1.6%
JPMorgan Chase & Co.	1.6%
Alphabet, Inc., Class A	1.5%
Alphabet, Inc., Class C	1.5%
Johnson & Johnson	1.4%
Visa, Inc., Class A	1.2%
Other Holdings#	77.5%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

6

Fund Performance	NVIT S&P 500 Index Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	31.16%	11.42%	13.34%	[2]
Class II	30.84%	11.15%	13.04%	[2]
Class IV	31.19%	11.41%	13.25%
Class Y	31.33%	11.53%	13.37%
S&P 500® Index	31.49%	11.70%	13.56%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of May 1, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.31%	0.24%
Class II	0.56%	0.49%
Class IV	0.26%	0.26%
Class Y	0.16%	0.16%

^

Current effective prospectus dated April 30, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT S&P 500 Index Fund versus performance of the S&P 500® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT S&P 500 Index Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,107.80	1.33	0.25
	Hypothetical	(b)(c)	1,000.00	1,023.95	1.28	0.25
Class II Shares	Actual	(b)	1,000.00	1,106.60	2.65	0.50
	Hypothetical	(b)(c)	1,000.00	1,022.68	2.55	0.50
Class IV Shares	Actual	(b)	1,000.00	1,108.40	1.43	0.27
	Hypothetical	(b)(c)	1,000.00	1,023.84	1.38	0.27
Class Y Shares	Actual	(b)	1,000.00	1,108.90	0.90	0.17
	Hypothetical	(b)(c)	1,000.00	1,024.35	0.87	0.17

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2019

NVIT S&P 500 Index Fund

Common Stocks 99.0%

	Shares	Value

Aerospace & Defense 2.4%
Arconic, Inc.	59,642	$1,835,184
Boeing Co. (The)	82,645	26,922,435
General Dynamics Corp.	36,023	6,352,656
Huntington Ingalls Industries, Inc.	6,452	1,618,678
L3Harris Technologies, Inc.	34,346	6,796,043
Lockheed Martin Corp.	38,370	14,940,511
Northrop Grumman Corp.	24,228	8,333,705
Raytheon Co.	42,879	9,422,231
Textron, Inc. (a)	35,363	1,577,190
TransDigm Group, Inc. (a)	7,698	4,310,880
United Technologies Corp.	125,410	18,781,402

		100,890,915

Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc. (a)	20,832	1,629,062
Expeditors International of Washington, Inc.	26,156	2,040,691
FedEx Corp.	37,026	5,598,702
United Parcel Service, Inc., Class B	108,321	12,680,056

		21,948,511

Airlines 0.4%
Alaska Air Group, Inc. (a)	19,127	1,295,854
American Airlines Group, Inc. (a)	60,837	1,744,805
Delta Air Lines, Inc.	89,067	5,208,638
Southwest Airlines Co.	73,215	3,952,146
United Airlines Holdings, Inc.*	33,639	2,963,260

		15,164,703

Auto Components 0.1%
Aptiv plc	39,446	3,746,186
BorgWarner, Inc. (a)	32,268	1,399,786

		5,145,972

Automobiles 0.3%
Ford Motor Co.	602,251	5,600,935
General Motors Co.	193,447	7,080,160
Harley-Davidson, Inc. (a)	24,132	897,469

		13,578,564

Banks 5.6%
Bank of America Corp.	1,251,394	44,074,097
Citigroup, Inc.	337,472	26,960,638
Citizens Financial Group, Inc.	67,198	2,728,911
Comerica, Inc.	22,283	1,598,805
Fifth Third Bancorp	109,698	3,372,117
First Republic Bank	26,050	3,059,572
Huntington Bancshares, Inc.	161,390	2,433,761
JPMorgan Chase & Co.	484,829	67,585,163
KeyCorp	152,252	3,081,580
M&T Bank Corp.	20,581	3,493,625
People’s United Financial, Inc.	68,651	1,160,202
PNC Financial Services Group, Inc. (The)	67,732	10,812,059
Regions Financial Corp.	149,111	2,558,745
SVB Financial Group*	7,915	1,986,982
Truist Financial Corp.	207,298	11,675,023
US Bancorp	219,699	13,025,954
Wells Fargo & Co.	594,924	32,006,911
Zions Bancorp NA	26,350	1,368,092

		232,982,237

Common Stocks (continued)

	Shares	Value

Beverages 1.8%
Brown-Forman Corp., Class B (a)	28,237	$1,908,821
Coca-Cola Co. (The)	596,056	32,991,699
Constellation Brands, Inc., Class A	25,689	4,874,488
Molson Coors Brewing Co., Class B (a)	28,931	1,559,381
Monster Beverage Corp.*	59,565	3,785,356
PepsiCo, Inc.	215,275	29,421,634

		74,541,379

Biotechnology 2.0%
AbbVie, Inc.	228,592	20,239,536
Alexion Pharmaceuticals, Inc.*	34,207	3,699,487
Amgen, Inc.	91,847	22,141,556
Biogen, Inc.*	27,892	8,276,393
Gilead Sciences, Inc.	194,995	12,670,775
Incyte Corp.*	27,390	2,391,695
Regeneron Pharmaceuticals, Inc.*	12,348	4,636,427
Vertex Pharmaceuticals, Inc.*	39,652	8,681,805

		82,737,674

Building Products 0.3%
Allegion plc	14,333	1,785,032
AO Smith Corp.	21,302	1,014,827
Fortune Brands Home & Security, Inc.	21,835	1,426,699
Johnson Controls International plc	119,244	4,854,423
Masco Corp.	44,536	2,137,283

		11,218,264

Capital Markets 2.7%
Ameriprise Financial, Inc.	19,584	3,262,303
Bank of New York Mellon Corp. (The)	129,721	6,528,858
BlackRock, Inc.	18,229	9,163,718
Cboe Global Markets, Inc.	17,428	2,091,360
Charles Schwab Corp. (The)	176,724	8,404,993
CME Group, Inc. (a)	55,394	11,118,684
E*TRADE Financial Corp.	34,919	1,584,275
Franklin Resources, Inc. (a)	43,428	1,128,259
Goldman Sachs Group, Inc. (The)	49,260	11,326,352
Intercontinental Exchange, Inc.	86,287	7,985,862
Invesco Ltd.	59,314	1,066,466
MarketAxess Holdings, Inc.	5,833	2,211,348
Moody’s Corp.	25,053	5,947,833
Morgan Stanley	190,151	9,720,519
MSCI, Inc.	13,100	3,382,158
Nasdaq, Inc. (a)	17,852	1,911,949
Northern Trust Corp.	33,087	3,515,163
Raymond James Financial, Inc.	19,026	1,702,066
S&P Global, Inc.	37,923	10,354,875
State Street Corp.	56,208	4,446,053
T. Rowe Price Group, Inc.	36,270	4,419,137

		111,272,231

Chemicals 1.9%
Air Products & Chemicals, Inc.	34,074	8,007,049
Albemarle Corp. (a)	16,404	1,198,148
Celanese Corp.	18,684	2,300,374
CF Industries Holdings, Inc.	33,615	1,604,780
Corteva, Inc. (a)	115,306	3,408,445
Dow, Inc.	114,432	6,262,863
DuPont de Nemours, Inc.	114,781	7,368,940
Eastman Chemical Co.	21,093	1,671,831

10

Statement of Investments (Continued)

December 31, 2019

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
Ecolab, Inc.	38,765	$7,481,257
FMC Corp.	20,083	2,004,685
International Flavors & Fragrances, Inc. (a)	16,505	2,129,475
Linde plc	83,035	17,678,152
LyondellBasell Industries NV, Class A	39,621	3,743,392
Mosaic Co. (The)	54,643	1,182,475
PPG Industries, Inc.	36,340	4,851,027
Sherwin-Williams Co. (The)	12,699	7,410,375

		78,303,268

Commercial Services & Supplies 0.4%
Cintas Corp.	12,959	3,487,008
Copart, Inc.*	31,199	2,837,237
Republic Services, Inc.	32,595	2,921,490
Rollins, Inc. (a)	21,682	718,975
Waste Management, Inc.	60,093	6,848,198

		16,812,908

Communications Equipment 1.0%
Arista Networks, Inc.* (a)	8,385	1,705,509
Cisco Systems, Inc.	655,757	31,450,106
F5 Networks, Inc.*	9,148	1,277,518
Juniper Networks, Inc.	51,738	1,274,307
Motorola Solutions, Inc.	26,485	4,267,793

		39,975,233

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	21,021	1,888,316
Quanta Services, Inc.	21,708	883,733

		2,772,049

Construction Materials 0.1%
Martin Marietta Materials, Inc.	9,699	2,712,229
Vulcan Materials Co.	20,481	2,949,059

		5,661,288

Consumer Finance 0.7%
American Express Co.	103,719	12,911,979
Capital One Financial Corp.	72,287	7,439,055
Discover Financial Services	48,455	4,109,953
Synchrony Financial	91,896	3,309,175

		27,770,162

Containers & Packaging 0.4%
Amcor plc (a)	252,065	2,732,385
Avery Dennison Corp.	13,047	1,706,809
Ball Corp.	51,118	3,305,801
International Paper Co.	60,485	2,785,334
Packaging Corp. of America	14,569	1,631,582
Sealed Air Corp. (a)	24,353	969,980
Westrock Co.	39,274	1,685,247

		14,817,138

Distributors 0.1%
Genuine Parts Co. (a)	22,674	2,408,659
LKQ Corp.*	47,454	1,694,108

		4,102,767

Common Stocks (continued)

	Shares	Value

Diversified Consumer Services 0.0%†
H&R Block, Inc. (a)	31,914	$749,341

Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B*	302,359	68,484,313

Diversified Telecommunication Services 2.0%
AT&T, Inc.	1,129,186	44,128,589
CenturyLink, Inc. (a)	149,891	1,980,060
Verizon Communications, Inc.	639,298	39,252,897

		85,361,546

Electric Utilities 2.0%
Alliant Energy Corp.	36,396	1,991,589
American Electric Power Co., Inc.	76,029	7,185,501
Duke Energy Corp. (a)	112,692	10,278,637
Edison International (a)	55,432	4,180,127
Entergy Corp.	30,524	3,656,775
Evergy, Inc.	35,229	2,293,056
Eversource Energy	49,712	4,229,000
Exelon Corp.	149,478	6,814,702
FirstEnergy Corp.	82,966	4,032,148
NextEra Energy, Inc.	75,554	18,296,157
Pinnacle West Capital Corp.	17,290	1,554,890
PPL Corp.	110,839	3,976,903
Southern Co. (The)	162,110	10,326,407
Xcel Energy, Inc.	81,058	5,146,372

		83,962,264

Electrical Equipment 0.5%
AMETEK, Inc.	35,287	3,519,525
Eaton Corp. plc	63,902	6,052,797
Emerson Electric Co.	94,161	7,180,718
Rockwell Automation, Inc.	18,016	3,651,303

		20,404,343

Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	45,798	4,956,717
CDW Corp. (a)	22,442	3,205,615
Corning, Inc. (a)	118,887	3,460,801
FLIR Systems, Inc.	20,752	1,080,557
IPG Photonics Corp.* (a)	5,552	804,596
Keysight Technologies, Inc.*	28,784	2,954,102
TE Connectivity Ltd.	51,724	4,957,228
Zebra Technologies Corp., Class A*	8,335	2,129,092

		23,548,708

Energy Equipment & Services 0.4%
Baker Hughes Co.	99,750	2,556,593
Halliburton Co.	135,557	3,317,080
Helmerich & Payne, Inc.	16,980	771,401
National Oilwell Varco, Inc.	59,108	1,480,655
Schlumberger Ltd.	213,995	8,602,599
TechnipFMC plc	64,291	1,378,399

		18,106,727

Entertainment 1.9%
Activision Blizzard, Inc. (a)	118,755	7,056,422
Electronic Arts, Inc.*	45,376	4,878,374
Live Nation Entertainment, Inc.* (a)	21,782	1,556,759
Netflix, Inc.*	67,744	21,919,926

11

Statement of Investments (Continued)

December 31, 2019

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment (continued)
Take-Two Interactive Software, Inc.*	17,581	$2,152,442
Walt Disney Co. (The)	278,609	40,295,220

		77,859,143

Equity Real Estate Investment Trusts (REITs) 2.8%
Alexandria Real Estate Equities, Inc.	17,800	2,876,124
American Tower Corp.	68,468	15,735,316
Apartment Investment & Management Co., Class A	22,629	1,168,788
AvalonBay Communities, Inc.	21,582	4,525,745
Boston Properties, Inc.	22,301	3,074,416
Crown Castle International Corp.	64,013	9,099,448
Digital Realty Trust, Inc.	32,276	3,864,728
Duke Realty Corp.	56,818	1,969,880
Equinix, Inc.	13,182	7,694,333
Equity Residential	53,640	4,340,549
Essex Property Trust, Inc.	10,087	3,034,775
Extra Space Storage, Inc.	19,626	2,072,898
Federal Realty Investment Trust	10,733	1,381,659
Healthpeak Properties, Inc.	76,509	2,637,265
Host Hotels & Resorts, Inc.	112,383	2,084,705
Iron Mountain, Inc.	44,150	1,407,061
Kimco Realty Corp.	65,347	1,353,336
Mid-America Apartment Communities, Inc.	17,558	2,315,198
Prologis, Inc.	97,654	8,704,878
Public Storage	23,119	4,923,422
Realty Income Corp.	50,380	3,709,479
Regency Centers Corp.	25,746	1,624,315
SBA Communications Corp.	17,374	4,186,960
Simon Property Group, Inc.	47,425	7,064,428
SL Green Realty Corp.	12,812	1,177,167
UDR, Inc.	45,299	2,115,463
Ventas, Inc.	57,192	3,302,266
Vornado Realty Trust	24,570	1,633,905
Welltower, Inc.	62,692	5,126,952
Weyerhaeuser Co.	114,648	3,462,370

		117,667,829

Food & Staples Retailing 1.5%
Costco Wholesale Corp.	68,290	20,071,797
Kroger Co. (The)	122,990	3,565,480
Sysco Corp.	79,013	6,758,772
Walgreens Boots Alliance, Inc.	115,892	6,832,992
Walmart, Inc.	218,966	26,021,920

		63,250,961

Food Products 1.1%
Archer-Daniels-Midland Co.	85,757	3,974,837
Campbell Soup Co. (a)	26,163	1,292,975
Conagra Brands, Inc.	75,444	2,583,203
General Mills, Inc.	92,704	4,965,226
Hershey Co. (The)	23,110	3,396,708
Hormel Foods Corp. (a)	42,982	1,938,918
JM Smucker Co. (The)	17,673	1,840,290
Kellogg Co.	38,286	2,647,860
Kraft Heinz Co. (The)	96,619	3,104,368
Lamb Weston Holdings, Inc.	22,585	1,942,988
McCormick & Co., Inc. (Non-Voting)	19,047	3,232,847
Mondelez International, Inc., Class A	221,918	12,223,243
Tyson Foods, Inc., Class A	45,421	4,135,128

		47,278,591

Common Stocks (continued)

	Shares	Value

Gas Utilities 0.0%†
Atmos Energy Corp. (a)	18,448	$2,063,593

Health Care Equipment & Supplies 3.5%
Abbott Laboratories	273,199	23,730,065
ABIOMED, Inc.* (a)	6,951	1,185,771
Align Technology, Inc.*	11,161	3,114,365
Baxter International, Inc.	78,610	6,573,368
Becton Dickinson and Co.	41,807	11,370,250
Boston Scientific Corp.*	215,453	9,742,785
Cooper Cos., Inc. (The)	7,607	2,444,053
Danaher Corp.	98,303	15,087,544
DENTSPLY SIRONA, Inc.	34,517	1,953,317
Edwards Lifesciences Corp.*	32,240	7,521,270
Hologic, Inc.*	41,604	2,172,145
IDEXX Laboratories, Inc.* (a)	13,218	3,451,616
Intuitive Surgical, Inc.*	17,865	10,560,895
Medtronic plc	207,192	23,505,932
ResMed, Inc.	22,093	3,423,752
STERIS plc	13,106	1,997,617
Stryker Corp.	49,771	10,448,924
Teleflex, Inc.	7,095	2,670,842
Varian Medical Systems, Inc.*	14,103	2,002,767
Zimmer Biomet Holdings, Inc.	31,773	4,755,783

		147,713,061

Health Care Providers & Services 2.8%
AmerisourceBergen Corp.	23,415	1,990,743
Anthem, Inc.	39,195	11,838,066
Cardinal Health, Inc.	45,946	2,323,949
Centene Corp.* (a)	64,189	4,035,562
Cigna Corp.	57,723	11,803,776
CVS Health Corp.	201,099	14,939,645
DaVita, Inc.*	13,862	1,040,066
HCA Healthcare, Inc.	40,951	6,052,967
Henry Schein, Inc.* (a)	22,827	1,523,018
Humana, Inc. (a)	20,471	7,503,031
Laboratory Corp. of America Holdings*	15,043	2,544,824
McKesson Corp.	27,853	3,852,627
Quest Diagnostics, Inc.	20,699	2,210,446
UnitedHealth Group, Inc.	146,449	43,053,077
Universal Health Services, Inc., Class B	12,507	1,794,254
WellCare Health Plans, Inc.*	7,764	2,563,751

		119,069,802

Health Care Technology 0.1%
Cerner Corp.	49,023	3,597,798

Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	62,206	3,161,931
Chipotle Mexican Grill, Inc.*	3,957	3,312,444
Darden Restaurants, Inc. (a)	18,844	2,054,184
Hilton Worldwide Holdings, Inc.	43,616	4,837,451
Las Vegas Sands Corp.	52,526	3,626,395
Marriott International, Inc., Class A (a)	42,090	6,373,689
McDonald’s Corp.	116,411	23,003,978
MGM Resorts International	78,639	2,616,320
Norwegian Cruise Line Holdings Ltd.*	33,063	1,931,210
Royal Caribbean Cruises Ltd.	26,649	3,557,908
Starbucks Corp.	182,556	16,050,323
Wynn Resorts Ltd. (a)	15,050	2,089,993
Yum! Brands, Inc.	46,851	4,719,301

		77,335,127

12

Statement of Investments (Continued)

December 31, 2019

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Durables 0.4%
DR Horton, Inc.	51,816	$2,733,294
Garmin Ltd.	22,414	2,186,710
Leggett & Platt, Inc. (a)	20,076	1,020,463
Lennar Corp., Class A	43,789	2,442,988
Mohawk Industries, Inc.*	9,207	1,255,651
Newell Brands, Inc. (a)	58,671	1,127,657
NVR, Inc.*	533	2,029,883
PulteGroup, Inc.	40,100	1,555,880
Whirlpool Corp. (a)	9,884	1,458,186

		15,810,712

Household Products 1.7%
Church & Dwight Co., Inc.	38,203	2,687,199
Clorox Co. (The)	19,360	2,972,535
Colgate-Palmolive Co.	132,106	9,094,177
Kimberly-Clark Corp. (a)	53,102	7,304,180
Procter & Gamble Co. (The)	385,328	48,127,467

		70,185,558

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	102,108	2,031,949
NRG Energy, Inc.	38,952	1,548,342

		3,580,291

Industrial Conglomerates 1.3%
3M Co.	88,890	15,681,974
General Electric Co.	1,350,007	15,066,078
Honeywell International, Inc.	110,450	19,549,650
Roper Technologies, Inc.	16,076	5,694,601

		55,992,303

Insurance 2.3%
Aflac, Inc.	113,996	6,030,388
Allstate Corp. (The)	50,076	5,631,046
American International Group, Inc.	133,939	6,875,089
Aon plc	36,312	7,563,427
Arthur J Gallagher & Co.	28,813	2,743,862
Assurant, Inc. (a)	9,517	1,247,488
Chubb Ltd.	70,171	10,922,818
Cincinnati Financial Corp.	23,362	2,456,514
Everest Re Group Ltd.	6,310	1,746,860
Globe Life, Inc. (a)	15,454	1,626,534
Hartford Financial Services Group, Inc. (The)	55,847	3,393,822
Lincoln National Corp.	30,824	1,818,924
Loews Corp.	40,039	2,101,647
Marsh & McLennan Cos., Inc. (a)	77,956	8,685,078
MetLife, Inc.	120,831	6,158,756
Principal Financial Group, Inc.	40,171	2,209,405
Progressive Corp. (The)	89,925	6,509,671
Prudential Financial, Inc.	61,896	5,802,131
Travelers Cos., Inc. (The)	40,091	5,490,462
Unum Group	32,835	957,469
Willis Towers Watson plc	19,859	4,010,327
WR Berkley Corp.	22,271	1,538,926

		95,520,644

Interactive Media & Services 4.9%
Alphabet, Inc., Class A*	46,316	62,035,187
Alphabet, Inc., Class C*	46,201	61,771,661
Facebook, Inc., Class A*	371,985	76,349,921
Twitter, Inc.*	120,007	3,846,225

		204,002,994

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail 3.3%
Amazon.com, Inc.*	64,377	$118,958,396
Booking Holdings, Inc.*	6,470	13,287,633
eBay, Inc.	118,207	4,268,455
Expedia Group, Inc.	21,431	2,317,548

		138,832,032

IT Services 5.3%
Accenture plc, Class A	98,100	20,656,917
Akamai Technologies, Inc.*	25,163	2,173,580
Alliance Data Systems Corp.	6,308	707,758
Automatic Data Processing, Inc.	66,814	11,391,787
Broadridge Financial Solutions, Inc.	17,596	2,173,810
Cognizant Technology Solutions Corp., Class A	85,036	5,273,933
DXC Technology Co.	40,312	1,515,328
Fidelity National Information Services, Inc.	95,003	13,213,967
Fiserv, Inc.*	88,281	10,207,932
FleetCor Technologies, Inc.* (a)	13,344	3,839,336
Gartner, Inc.*	13,831	2,131,357
Global Payments, Inc.	46,458	8,481,372
International Business Machines Corp.	136,899	18,349,942
Jack Henry & Associates, Inc.	11,990	1,746,583
Leidos Holdings, Inc.	20,971	2,052,851
Mastercard, Inc., Class A	137,223	40,973,416
Paychex, Inc.	49,201	4,185,037
PayPal Holdings, Inc.*	181,172	19,597,375
VeriSign, Inc.*	16,039	3,090,395
Visa, Inc., Class A (a)	264,611	49,720,407
Western Union Co. (The) (a)	65,266	1,747,823

		223,230,906

Leisure Products 0.0%†
Hasbro, Inc. (a)	19,671	2,077,454

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	47,649	4,064,936
Illumina, Inc.*	22,633	7,508,272
IQVIA Holdings, Inc.*	28,000	4,326,280
Mettler-Toledo International, Inc.*	3,789	3,005,738
PerkinElmer, Inc. (a)	17,214	1,671,479
Thermo Fisher Scientific, Inc.	61,984	20,136,742
Waters Corp.* (a)	9,960	2,327,154

		43,040,601

Machinery 1.6%
Caterpillar, Inc.	85,428	12,616,007
Cummins, Inc.	23,682	4,238,131
Deere & Co.	48,481	8,399,818
Dover Corp.	22,518	2,595,425
Flowserve Corp.	20,349	1,012,770
Fortive Corp.	45,757	3,495,377
IDEX Corp.	11,711	2,014,292
Illinois Tool Works, Inc. (a)	45,323	8,141,371
Ingersoll-Rand plc	37,327	4,961,505
PACCAR, Inc.	53,330	4,218,403
Parker-Hannifin Corp.	19,861	4,087,791
Pentair plc	25,983	1,191,840
Snap-on, Inc. (a)	8,640	1,463,616
Stanley Black & Decker, Inc.	23,515	3,897,376
Westinghouse Air Brake Technologies Corp. (a)	28,253	2,198,083
Xylem, Inc.	27,895	2,197,847

		66,729,652

13

Statement of Investments (Continued)

December 31, 2019

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Media 1.4%
Charter Communications, Inc., Class A* (a)	24,236	$11,756,399
Comcast Corp., Class A	701,750	31,557,698
Discovery, Inc., Class A* (a)	24,366	797,743
Discovery, Inc., Class C*	51,848	1,580,845
DISH Network Corp., Class A*	39,415	1,398,050
Fox Corp., Class A	54,392	2,016,311
Fox Corp., Class B	25,137	914,987
Interpublic Group of Cos., Inc. (The) (a)	59,343	1,370,823
News Corp., Class A	59,406	840,001
News Corp., Class B	19,208	278,708
Omnicom Group, Inc. (a)	33,492	2,713,522
ViacomCBS, Inc.	83,274	3,495,010

		58,720,097

Metals & Mining 0.3%
Freeport-McMoRan, Inc. (a)	225,119	2,953,561
Newmont Goldcorp Corp.	125,963	5,473,092
Nucor Corp.	46,677	2,626,982

		11,053,635

Multiline Retail 0.5%
Dollar General Corp.	39,581	6,173,844
Dollar Tree, Inc.* (a)	36,613	3,443,453
Kohl’s Corp. (a)	24,501	1,248,326
Macy’s, Inc. (a)	47,699	810,883
Nordstrom, Inc. (a)	16,649	681,444
Target Corp.	78,330	10,042,689

		22,400,639

Multi-Utilities 1.1%
Ameren Corp.	38,007	2,918,938
CenterPoint Energy, Inc.	77,270	2,107,153
CMS Energy Corp.	43,985	2,764,017
Consolidated Edison, Inc.	51,386	4,648,892
Dominion Energy, Inc.	127,231	10,537,271
DTE Energy Co.	29,695	3,856,490
NiSource, Inc.	57,416	1,598,462
Public Service Enterprise Group, Inc.	77,906	4,600,349
Sempra Energy	43,575	6,600,741
WEC Energy Group, Inc. (a)	48,567	4,479,334

		44,111,647

Oil, Gas & Consumable Fuels 3.9%
Apache Corp.	58,322	1,492,460
Cabot Oil & Gas Corp. (a)	65,271	1,136,368
Chevron Corp.	292,298	35,224,832
Cimarex Energy Co.	15,994	839,525
Concho Resources, Inc.	31,164	2,729,031
ConocoPhillips	169,613	11,029,933
Devon Energy Corp.	59,821	1,553,551
Diamondback Energy, Inc. (a)	25,294	2,348,801
EOG Resources, Inc.	89,927	7,532,286
Exxon Mobil Corp.	654,032	45,638,353
Hess Corp.	39,538	2,641,534
HollyFrontier Corp.	23,313	1,182,202
Kinder Morgan, Inc.	299,758	6,345,877
Marathon Oil Corp.	122,964	1,669,851
Marathon Petroleum Corp.	100,370	6,047,293
Noble Energy, Inc. (a)	74,471	1,849,860
Occidental Petroleum Corp.	137,458	5,664,644

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	63,955	$4,839,475
Phillips 66	68,688	7,652,530
Pioneer Natural Resources Co.	25,735	3,895,507
Valero Energy Corp.	63,805	5,975,338
Williams Cos., Inc. (The)	186,412	4,421,693

		161,710,944

Personal Products 0.2%
Coty, Inc., Class A	46,329	521,201
Estee Lauder Cos., Inc. (The), Class A	34,401	7,105,183

		7,626,384

Pharmaceuticals 4.6%
Allergan plc	50,744	9,700,730
Bristol-Myers Squibb Co.	362,357	23,259,696
Eli Lilly & Co.	130,809	17,192,227
Johnson & Johnson	406,827	59,343,855
Merck & Co., Inc.	393,551	35,793,463
Mylan NV*	79,257	1,593,066
Perrigo Co. plc	21,039	1,086,875
Pfizer, Inc.	855,449	33,516,492
Zoetis, Inc.	73,529	9,731,563

		191,217,967

Professional Services 0.3%
Equifax, Inc. (a)	18,740	2,625,849
IHS Markit Ltd.*	61,668	4,646,684
Nielsen Holdings plc	54,800	1,112,440
Robert Half International, Inc. (a)	18,101	1,143,078
Verisk Analytics, Inc.	25,150	3,755,901

		13,283,952

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	52,178	3,197,990

Road & Rail 1.0%
CSX Corp.	120,205	8,698,034
JB Hunt Transport Services, Inc. (a)	13,151	1,535,774
Kansas City Southern	15,414	2,360,808
Norfolk Southern Corp.	40,306	7,824,604
Old Dominion Freight Line, Inc.	9,850	1,869,333
Union Pacific Corp.	107,307	19,400,032

		41,688,585

Semiconductors & Semiconductor Equipment 4.2%
Advanced Micro Devices, Inc.* (a)	172,141	7,894,386
Analog Devices, Inc.	56,877	6,759,263
Applied Materials, Inc.	142,230	8,681,719
Broadcom, Inc.	61,291	19,369,182
Intel Corp.	672,410	40,243,738
KLA Corp.	24,521	4,368,907
Lam Research Corp. (a)	22,426	6,557,362
Maxim Integrated Products, Inc.	42,150	2,592,646
Microchip Technology, Inc. (a)	36,815	3,855,267
Micron Technology, Inc.*	171,125	9,203,102
NVIDIA Corp.	94,601	22,259,615
Qorvo, Inc.*	18,135	2,107,831
QUALCOMM, Inc.	176,503	15,572,860
Skyworks Solutions, Inc. (a)	26,437	3,195,705

14

Statement of Investments (Continued)

December 31, 2019

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	144,495	$18,537,264
Xilinx, Inc.	38,893	3,802,569

		175,001,416

Software 7.0%
Adobe, Inc.*	74,743	24,650,989
ANSYS, Inc.* (a)	13,229	3,405,277
Autodesk, Inc.*	34,012	6,239,841
Cadence Design Systems, Inc.*	42,966	2,980,122
Citrix Systems, Inc.	18,946	2,101,111
Fortinet, Inc.*	21,852	2,332,920
Intuit, Inc. (a)	40,135	10,512,561
Microsoft Corp.	1,179,239	185,965,990
NortonLifeLock, Inc.	88,210	2,251,119
Oracle Corp.	334,885	17,742,207
salesforce.com, Inc.*	137,110	22,299,570
ServiceNow, Inc.*	29,153	8,230,475
Synopsys, Inc.*	23,253	3,236,818

		291,949,000

Specialty Retail 2.2%
Advance Auto Parts, Inc.	10,706	1,714,673
AutoZone, Inc.*	3,683	4,387,595
Best Buy Co., Inc.	35,201	3,090,648
CarMax, Inc.* (a)	25,729	2,255,661
Gap, Inc. (The)	33,086	584,960
Home Depot, Inc. (The)	168,620	36,823,235
L Brands, Inc. (a)	35,133	636,610
Lowe’s Cos., Inc.	118,480	14,189,165
O’Reilly Automotive, Inc.*	11,781	5,163,141
Ross Stores, Inc.	56,152	6,537,216
Tiffany & Co.	16,855	2,252,671
TJX Cos., Inc. (The)	187,451	11,445,758
Tractor Supply Co.	18,363	1,715,839
Ulta Beauty, Inc.* (a)	8,836	2,236,745

		93,033,917

Technology Hardware, Storage & Peripherals 4.9%
Apple, Inc.	645,617	189,585,432
Hewlett Packard Enterprise Co.	201,022	3,188,209
HP, Inc.	228,169	4,688,873
NetApp, Inc.	35,279	2,196,117
Seagate Technology plc	35,736	2,126,292
Western Digital Corp.	45,972	2,917,843
Xerox Holdings Corp.	29,301	1,080,328

		205,783,094

Textiles, Apparel & Luxury Goods 0.7%
Capri Holdings Ltd.*	24,135	920,750
Hanesbrands, Inc. (a)	55,722	827,472
NIKE, Inc., Class B	192,748	19,527,300
PVH Corp.	11,349	1,193,347
Ralph Lauren Corp.	7,688	901,187
Tapestry, Inc.	42,653	1,150,351
Under Armour, Inc., Class A* (a)	29,091	628,366
Under Armour, Inc., Class C* (a)	29,827	572,082
VF Corp.	50,419	5,024,758

		30,745,613

Common Stocks (continued)

	Shares	Value

Tobacco 0.8%
Altria Group, Inc.	288,770	$14,412,511
Philip Morris International, Inc.	240,503	20,464,400

		34,876,911

Trading Companies & Distributors 0.2%
Fastenal Co.	88,914	3,285,372
United Rentals, Inc.*	11,617	1,937,367
WW Grainger, Inc.	6,806	2,303,967

		7,526,706

Water Utilities 0.1%
American Water Works Co., Inc. (a)	27,761	3,410,439

Wireless Telecommunication Services 0.1%
T-Mobile US, Inc.*	48,953	3,838,894

Total Common Stocks (cost $1,950,924,686)		4,136,329,387

Repurchase Agreements 0.9%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $10,474,122, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $10,682,672. (b)(c)	$10,473,208	10,473,208
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $7,008,021, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $7,140,000. (b)(c)	7,000,000	7,000,000
Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $9,145,088, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $9,180,001. (b)(c)(d)	9,000,000	9,000,000

15

Statement of Investments (Continued)

December 31, 2019

NVIT S&P 500 Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $10,003,073, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $10,200,891. (b)(c)	$10,000,000	$10,000,000

Total Repurchase Agreements (cost $36,473,208)		36,473,208

Total Investments (cost $1,987,397,894) — 99.9%		4,172,802,595

Other assets in excess of liabilities — 0.1%		5,735,860

NET ASSETS — 100.0%		$4,178,538,455

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.
(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $221,704,045, which was collateralized by cash used to purchase repurchase agreements with a total value of $36,473,208 and by $190,277,885 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/7/2020 - 2/15/2049, a total value of $226,751,093.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $36,473,208.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P 500 E-Mini Index	254	3/2020	USD	41,034,970	679,865

					679,865

At December 31, 2019, the Fund had $1,617,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2019

NVIT S&P 500 Index Fund
Assets:
Investment securities, at value* (cost $1,950,924,686)	$4,136,329,387
Repurchase agreement, at value (cost $36,473,208)	36,473,208
Cash	35,416,043
Deposits with broker for futures contracts	1,617,000
Interest and dividends receivable	4,246,281
Security lending income receivable	44,707
Receivable for capital shares issued	3,287,580
Receivable for variation margin on futures contracts	97,795
Prepaid expenses	5,888

Total Assets	4,217,517,889

Liabilities:
Payable for capital shares redeemed	1,609,140
Payable upon return of securities loaned (Note 2)	36,473,208
Accrued expenses and other payables:
Investment advisory fees	382,151
Fund administration fees	147,139
Distribution fees	185,300
Administrative servicing fees	74,124
Accounting and transfer agent fees	489
Trustee fees	100
Custodian fees	24,387
Compliance program costs (Note 3)	4,100
Professional fees	23,547
Printing fees	4,548
Other	51,201

Total Liabilities	38,979,434

Net Assets	$4,178,538,455

Represented by:
Capital	$1,952,258,226
Total distributable earnings (loss)	2,226,280,229

Net Assets	$4,178,538,455

Net Assets:
Class I Shares	$339,938,104
Class II Shares	891,042,925
Class IV Shares	200,443,869
Class Y Shares	2,747,113,557

Total	$4,178,538,455

17

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT S&P 500 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	17,315,583
Class II Shares	45,645,058
Class IV Shares	10,187,600
Class Y Shares	139,689,085

Total	212,837,326

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$19.63
Class II Shares	$19.52
Class IV Shares	$19.68
Class Y Shares	$19.67

*	Includes value of securities on loan of $221,704,045 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2019

NVIT S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$79,177,089
Interest income	809,708
Income from securities lending (Note 2)	407,591

Total Income	80,394,388

EXPENSES:
Investment advisory fees	4,173,545
Fund administration fees	1,084,119
Distribution fees Class II Shares	1,921,211
Administrative servicing fees Class I Shares	419,048
Administrative servicing fees Class II Shares	1,152,732
Administrative servicing fees Class IV Shares	185,982
Professional fees	179,641
Printing fees	25,447
Trustee fees	131,858
Custodian fees	129,234
Accounting and transfer agent fees	2,432
Compliance program costs (Note 3)	15,530
Other	470,677

Total expenses before fees waived	9,891,456

Administrative servicing fees waived — Class I (Note 3)	(195,554)
Administrative servicing fees waived — Class II (Note 3)	(537,938)

Net Expenses	9,157,964

NET INVESTMENT INCOME	71,236,424

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	70,738,095
Expiration or closing of futures contracts (Note 2)	10,486,428

Net realized gains	81,224,523

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	834,716,993
Futures contracts (Note 2)	1,659,173

Net change in unrealized appreciation/depreciation	836,376,166

Net realized/unrealized gains	917,600,689

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$988,837,113

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT S&P 500 Index Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$71,236,424	$69,281,849
Net realized gains	81,224,523	161,561,878
Net change in unrealized appreciation/depreciation	836,376,166	(362,507,083)

Change in net assets resulting from operations	988,837,113	(131,663,356)

Distributions to Shareholders From:
Distributable earnings:
Class I	(18,236,205)	(11,100,055)
Class II	(48,105,962)	(33,009,846)
Class IV	(11,569,240)	(8,944,660)
Class Y	(161,171,760)	(111,862,933)

Change in net assets from shareholder distributions	(239,083,167)	(164,917,494)

Change in net assets from capital transactions	369,337,672	(145,797,475)

Change in net assets	1,119,091,618	(442,378,325)

Net Assets:
Beginning of year	3,059,446,837	3,501,825,162

End of year	$4,178,538,455	$3,059,446,837

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$105,870,610	$63,962,487
Dividends reinvested	18,236,205	11,100,055
Cost of shares redeemed	(53,414,325)	(29,671,364)

Total Class I Shares	70,692,490	45,391,178

Class II Shares
Proceeds from shares issued	100,078,886	95,521,800
Dividends reinvested	48,105,962	33,009,846
Cost of shares redeemed	(60,210,132)	(52,179,870)

Total Class II Shares	87,974,716	76,351,776

Class IV Shares
Proceeds from shares issued	3,266,401	2,951,123
Dividends reinvested	11,569,240	8,944,660
Cost of shares redeemed	(16,935,271)	(17,927,288)

Total Class IV Shares	(2,099,630)	(6,031,505)

Class Y Shares
Proceeds from shares issued	437,610,252	93,116,434
Dividends reinvested	161,171,760	111,862,933
Cost of shares redeemed	(386,011,916)	(466,488,291)

Total Class Y Shares	212,770,096	(261,508,924)

Change in net assets from capital transactions	$369,337,672	$(145,797,475)

20

Statements of Changes in Net Assets (Continued)

	NVIT S&P 500 Index Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS:
Class I Shares
Issued	5,795,958	3,560,226
Reinvested	984,688	621,518
Redeemed	(2,924,857)	(1,665,329)

Total Class I Shares	3,855,789	2,516,415

Class II Shares
Issued	5,472,246	5,356,364
Reinvested	2,619,337	1,852,263
Redeemed	(3,383,161)	(2,956,390)

Total Class II Shares	4,708,422	4,252,237

Class IV Shares
Issued	176,290	164,319
Reinvested	623,882	498,839
Redeemed	(918,415)	(998,634)

Total Class IV Shares	(118,243)	(335,476)

Class Y Shares
Issued	24,467,155	5,243,095
Reinvested	8,688,628	6,248,475
Redeemed	(20,840,974)	(25,452,975)

Total Class Y Shares	12,314,809	(13,961,405)

Total change in shares	20,760,777	(7,528,229)

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT S&P 500 Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$15.93	0.35	4.52	4.87	(0.38)	(0.79)	(1.17)	$19.63	31.16%		$339,938,104	0.24%	1.91%	0.31%	5.53%
Year Ended December 31, 2018	$17.54	0.36	(1.08)	(0.72)	(0.31)	(0.58)	(0.89)	$15.93	(4.62%	)	$214,388,337	0.25%	2.02%	0.32%	3.87%
Year Ended December 31, 2017	$15.05	0.29	2.91	3.20	(0.30)	(0.41)	(0.71)	$17.54	21.53%		$191,953,126	0.24%	1.75%	0.31%	2.66%
Year Ended December 31, 2016	$13.98	0.28	1.34	1.62	(0.28)	(0.27)	(0.55)	$15.05	11.66%		$113,040,951	0.25%	1.94%	0.32%	3.70%
Year Ended December 31, 2015	$14.31	0.29	(0.14)	0.15	(0.27)	(0.21)	(0.48)	$13.98	1.16%		$48,560,784	0.25%	2.04%	0.32%	4.27%

Class II Shares
Year Ended December 31, 2019	$15.85	0.30	4.50	4.80	(0.34)	(0.79)	(1.13)	$19.52	30.84%		$891,042,925	0.49%	1.65%	0.56%	5.53%
Year Ended December 31, 2018	$17.46	0.31	(1.08)	(0.77)	(0.26)	(0.58)	(0.84)	$15.85	(4.87%	)	$648,796,869	0.50%	1.76%	0.57%	3.87%
Year Ended December 31, 2017	$14.99	0.25	2.89	3.14	(0.26)	(0.41)	(0.67)	$17.46	21.22%		$640,450,407	0.49%	1.50%	0.56%	2.66%
Year Ended December 31, 2016	$13.93	0.24	1.33	1.57	(0.24)	(0.27)	(0.51)	$14.99	11.40%		$438,477,876	0.50%	1.69%	0.57%	3.70%
Year Ended December 31, 2015	$14.26	0.25	(0.13)	0.12	(0.24)	(0.21)	(0.45)	$13.93	0.94%		$300,494,037	0.50%	1.73%	0.57%	4.27%

Class IV Shares
Year Ended December 31, 2019	$15.96	0.35	4.54	4.89	(0.38)	(0.79)	(1.17)	$19.68	31.19%		$200,443,869	0.27%	1.88%	0.27%	5.53%
Year Ended December 31, 2018	$17.57	0.36	(1.09)	(0.73)	(0.30)	(0.58)	(0.88)	$15.96	(4.64%	)	$164,483,964	0.27%	1.99%	0.27%	3.87%
Year Ended December 31, 2017	$15.07	0.28	2.92	3.20	(0.29)	(0.41)	(0.70)	$17.57	21.53%		$186,993,685	0.26%	1.73%	0.26%	2.66%
Year Ended December 31, 2016	$14.00	0.28	1.33	1.61	(0.27)	(0.27)	(0.54)	$15.07	11.59%		$166,977,207	0.27%	1.92%	0.27%	3.70%
Year Ended December 31, 2015	$14.32	0.28	(0.13)	0.15	(0.26)	(0.21)	(0.47)	$14.00	1.17%		$164,510,877	0.26%	1.92%	0.26%	4.27%

Class Y Shares
Year Ended December 31, 2019	$15.95	0.36	4.55	4.91	(0.40)	(0.79)	(1.19)	$19.67	31.33%		$2,747,113,557	0.17%	1.96%	0.17%	5.53%
Year Ended December 31, 2018	$17.56	0.38	(1.09)	(0.71)	(0.32)	(0.58)	(0.90)	$15.95	(4.54%	)	$2,031,777,667	0.17%	2.09%	0.17%	3.87%
Year Ended December 31, 2017	$15.07	0.30	2.91	3.21	(0.31)	(0.41)	(0.72)	$17.56	21.57%		$2,482,427,944	0.16%	1.83%	0.16%	2.66%
Year Ended December 31, 2016	$13.99	0.29	1.34	1.63	(0.28)	(0.27)	(0.55)	$15.07	11.78%		$2,404,706,055	0.17%	2.02%	0.17%	3.70%
Year Ended December 31, 2015	$14.31	0.29	(0.12)	0.17	(0.28)	(0.21)	(0.49)	$13.99	1.28%		$2,490,275,545	0.17%	2.01%	0.17%	4.27%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT S&P 500 Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

23

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

24

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$4,136,329,387	$—	$—	$4,136,329,387
Futures Contracts	679,865	—	—	679,865
Repurchase Agreements	—	36,473,208	—	36,473,208
Total	$4,137,009,252	$36,473,208	$—	$4,173,482,460

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their

25

Notes to Financial Statements (Continued)

December 31, 2019

settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Receivable for variation margin on futures contracts	$679,865
Total		$679,865
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$10,486,428
Total	$10,486,428

26

Notes to Financial Statements (Continued)

December 31, 2019

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$1,659,173
Total	$1,659,173

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$41,818,305

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $36,473,208, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating

27

Notes to Financial Statements (Continued)

December 31, 2019

the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

28

Notes to Financial Statements (Continued)

December 31, 2019

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$10,473,208	$—	$10,473,208	$(10,473,208)	$—
BofA Securities, Inc.	7,000,000	—	7,000,000	(7,000,000)	—
Deutsche Bank Securities, Inc.	9,000,000	—	9,000,000	(9,000,000)	—
NatWest Markets Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Total	$36,473,208	$—	$36,473,208	$(36,473,208)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

29

Notes to Financial Statements (Continued)

December 31, 2019

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

30

Notes to Financial Statements (Continued)

December 31, 2019

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.125%
$1.5 billion up to $3 billion	0.105%
$3 billion and more	0.095%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate was 0.11%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.21% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

31

Notes to Financial Statements (Continued)

December 31, 2019

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $1,084,119 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $15,530.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the

32

Notes to Financial Statements (Continued)

December 31, 2019

Fund. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class I and Class II shares of the Fund until April 30, 2020.

For the year ended December 31, 2019, the effective rate for administrative services fees before contractual fee waivers was 0.15% and 0.15% for Class I and Class II shares, respectively, and after contractual fee waivers was 0.08% and 0.08%, respectively. For the year ended December 31, 2019, the effective rate for administrative services fees was 0.10% for Class IV shares.

For the year ended December 31, 2019, the Fund’s total administrative services fees were $1,757,762. During the year ended December 31, 2019, the waiver of such administrative service fees by NFS amounted to $733,492 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

Cross trades for the year ended December 31, 2019 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $1,910,013 and securities sales of $1,399,588 which resulted in net realized losses of $473,909. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and

33

Notes to Financial Statements (Continued)

December 31, 2019

limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $421,853,021 and sales of $205,257,351 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

34

Notes to Financial Statements (Continued)

December 31, 2019

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$79,731,649	$159,351,518	$239,083,167	$—	$239,083,167

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$64,797,483	$100,120,011	$164,917,494	$—	$164,917,494

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$14,041,257	$73,118,221	$87,159,478	$—	$2,139,120,751	$2,226,280,229

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,034,361,709	$2,226,610,055	$(87,489,304)	$2,139,120,751

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT S&P 500 Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

36

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.
●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At

37

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge, the Trustees noted that the performance of each Index Fund, other than NVIT Bond Index Fund, for the three-year period ending June 30, 2019, was above the median of its peers. As to NVIT Bond Index Fund, the Trustees considered that, although the Fund underperformed most of the peers identified by Broadridge, the Fund’s return appeared to be within an acceptable range of the Fund’s benchmark performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

The Trustees also considered that the actual management fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were below the medians of each Fund’s Broadridge expense group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s levels of expense generally supported a

38

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

recommendation to continue the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 82.01%.

The Fund designates $159,351,518, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

39

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

40

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

41

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

42

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

43

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

44

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

45

Market Index Definitions (cont.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

46

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would liketo maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

47

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

48

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

49

Annual Report

December 31, 2019

NVIT Small Cap Index Fund

AR-SCX 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Small Cap Index Fund

For the annual period ended December 31, 2019, the NVIT Small Cap Index Fund (Class II*) returned 24.96%** versus 25.52% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Small Blend (consisting of 130 funds as of December 31, 2018), was 24.87% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. small-capitalization stocks, as represented by the Russell 2000 Index, increased approximately 25.5% in 2019.

The December 2018 announcement by the Federal Open Market Committee (FOMC) drove a rotation out of equities in the first quarter of 2019, and the Federal Reserve’s dovish pivot contributed to a meaningful rebound in equity prices. In the January 2019 FOMC announcement, the Fed indicated it would refrain from interest rate hikes for the foreseeable future, amounting to a dovish assessment of U.S. economic conditions. This stance as well as transparency around balance sheet normalization prompted reduced market-based expectations of interest rates, serving as a boon for both equities and bonds. On the macroeconomic front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. U-3 unemployment remained at a 3.8% rate in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year over year in January 2019, below the Fed’s inflation target of 2%. Though the ISM Manufacturing Purchasing Managers’ Index (PMI) (a composite index based on monthly surveys that serves as a leading indicator of U.S. economic activity) was below two-year averages throughout the quarter, the indicator remained in expansionary territory at the end of the quarter, at 55.3. Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The 10-year U.S. Treasury yield dropped from a quarterly high of 2.78% in mid-January to 2.40% at quarter end. The bid for long-term debt coupled with high short-term rates (the federal funds target rate remained at 2.50% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities, and its inversion has preceded every U.S. recession since the 1950s.

In the second quarter of 2019, the prospect of easy monetary policy buoyed equities broadly. In the June FOMC announcement, Fed Chair Powell found that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion. This was backed by the summary of economic projections, which indicated that eight participants assumed lower interest rates would be appropriate for the year, and the median for the next year would be 2.125%, which was 27.5 basis points (bps) below the effective federal funds rate of 2.4% at quarter end. Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at the month’s end. On the macroeconomic front, there were signs of weaker U.S. economic conditions. The Chicago Fed National Activity Index (CFNAI) (a monthly index that gauges overall economic activity and inflationary pressure) was in contractionary territory in April and May. The ISM Manufacturing PMI decelerated throughout the quarter but remained in expansionary territory in June, at 51.7. U-3 unemployment declined to 3.6% in April, but the moving average of continuing jobless claims accelerated throughout the quarter. In interest rates, the 10-year U.S. Treasury yield declined 50 bps in the quarter to 2%, the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year spread remained in negative territory while the five-year/30-year spread expanded throughout the quarter.

3

Fund Commentary (cont.)	NVIT Small Cap Index Fund

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. U.S. equities suffered their worst week of 2019 in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates in both the July and September FOMC meetings. Fed Chair Powell confirmed that the rate cuts were intended to offset potential downside risks from weak global growth and trade policy uncertainty, but there were two notable dissenters among FOMC voters. On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. The frequently tracked ISM Manufacturing PMI registered in contractionary territory in both August and September. The September reading was the lowest since the global financial crisis. Consumer sentiment also softened; in August, the University of Michigan Consumer Sentiment Index (a consumer confidence index published monthly) fell to its lowest level since 2016. More constructively, labor market conditions were stable as the U-3 unemployment rate remained at 3.7% throughout the quarter and average hourly earnings modestly accelerated. In interest rates, the 10-year U.S. Treasury yield declined 0.36% from the start of the quarter to the end, though the benchmark rate did fall as low as 1.45% intra-quarter. In August, the frequently monitored two-year/10-year Treasury yield spread inverted for the first time since the global financial crisis but ended the quarter in positive territory.

In the fourth quarter, risk appetite was boosted broadly by expectations of a United States and China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15th but were avoided thanks to persistent negotiations between the United States and China. Additionally, news that the United States didn’t impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant. The ISM non-manufacturing PMI remained well above the key 50 threshold the entire quarter. In November, 266,000 jobs were added to the economy, pushing the U-3 unemployment rate back down to 3.5%. Consumer sentiment also rebounded throughout the quarter, with the University of Michigan Consumer Sentiment gauge rising to 99.3 in December, up from September’s low of 93.2. Conversely, the ISM Manufacturing PMI continued to indicate weakness, though the October and November readings did manage to beat the September reading, which was the lowest point since the financial crisis. However, the December reading (which was released in January) fell to a new cycle low of 47.2. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. The 10-year U.S. Treasury bond yield increased 26 bps to 1.92%. Key points along the Treasury yield curve, including the closely monitored two-month/10-year, three-month/10-year, and five-month/30-year spreads, widened throughout the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate by 25 bps to 1.75% in October, marking the third rate cut of the year.

Top contributors in the Russell 2000 Index for 2019 were from Information Technology, with 40.81%; Industrials, with 29.86%; and Real Estate, with 28.91%. The only negative contributor for the year was Energy, with -10.72%.

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received and other activity associated with securities in the Fund’s portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the Fund. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

4

Fund Commentary (cont.)	NVIT Small Cap Index Fund

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Jennifer Hsui, CFA; Alan Mason; Greg Savage, CFA; and Amy Whitelaw

* Performance is shown for the Fund’s Class II shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class Y shares were previously shown in the Fund’s annual reports for performance reporting.

** High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Small Cap Index Fund

Asset Allocation1

Common Stocks	96.8%
Repurchase Agreements	16.0%
Futures Contracts†	0.0%
Rights†	0.0%
Liabilities in excess of other assets§	(12.8)%
100.0%

Top Industries2

Banks	8.4%
Biotechnology	7.0%
Equity Real Estate Investment Trusts (REITs)	6.1%
Software	3.9%
Health Care Equipment & Supplies	3.4%
Machinery	3.3%
Semiconductors & Semiconductor Equipment	2.4%
Commercial Services & Supplies	2.3%
Hotels, Restaurants & Leisure	2.3%
Electronic Equipment, Instruments & Components	2.3%
Other Industries#	58.6%
100.0%

Top Holdings2

Novocure Ltd.	0.3%
Medicines Co. (The)	0.3%
Generac Holdings, Inc.	0.3%
Lumentum Holdings, Inc.	0.3%
Teladoc Health, Inc.	0.3%
Arrowhead Pharmaceuticals, Inc.	0.3%
Haemonetics Corp.	0.3%
Marriott Vacations Worldwide Corp.	0.2%
Performance Food Group Co.	0.2%
Trex Co., Inc.	0.2%
Other Holdings#	97.3%
100.0%

†	Amount rounds to less than 0.1%.

§	Please refer to the Statement of Assets and Liabilities for additional details.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

6

Fund Performance	NVIT Small Cap Index Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	24.96%	7.78%	10.35%	[2]
Class Y	25.40%	8.13%	11.77%
Russell 2000® Index	25.52%	8.23%	11.83%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of May 1, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	0.69%	0.61%
Class Y	0.29%	0.28%

^

Current effective prospectus dated April 1, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Small Cap Index Fund versus performance of the Russell 2000® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definition page at the back of this book.

8

Shareholder Expense Example	NVIT Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Small Cap Index Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class II Shares	Actual	(b)	1,000.00	1,071.50	3.19	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61
Class Y Shares	Actual	(b)	1,000.00	1,072.90	1.46	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.79	1.43	0.28

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2019

NVIT Small Cap Index Fund

Common Stocks 96.8%

	Shares	Value

Aerospace & Defense 1.2%
AAR Corp. (a)	5,622	$253,552
Aerojet Rocketdyne Holdings, Inc.* (a)	12,375	565,043
AeroVironment, Inc.* (a)	3,604	222,511
Astronics Corp.*	3,920	109,564
Axon Enterprise, Inc.* (a)	9,881	724,080
Cubic Corp. (a)	5,296	336,667
Ducommun, Inc.*	1,889	95,451
Kratos Defense & Security Solutions, Inc.*	15,263	274,887
Maxar Technologies, Inc.	10,064	157,703
Mercury Systems, Inc.*	9,189	635,052
Moog, Inc., Class A	5,446	464,707
National Presto Industries, Inc.	830	73,364
Park Aerospace Corp.	2,990	48,647
Parsons Corp.* (a)	3,255	134,366
Triumph Group, Inc.	8,445	213,405
Vectrus, Inc.*	1,897	97,240
Wesco Aircraft Holdings, Inc.*	9,019	99,389

		4,505,628

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.* (a)	9,904	232,348
Atlas Air Worldwide Holdings, Inc.*	4,100	113,037
Echo Global Logistics, Inc.*	4,540	93,978
Forward Air Corp.	4,759	332,892
Hub Group, Inc., Class A* (a)	5,433	278,659
Radiant Logistics, Inc.*	6,586	36,684

		1,087,598

Airlines 0.4%
Allegiant Travel Co. (a)	2,202	383,236
Hawaiian Holdings, Inc. (a)	7,810	228,755
Mesa Air Group, Inc.*	3,330	29,770
SkyWest, Inc.	8,345	539,337
Spirit Airlines, Inc.* (a)	11,619	468,362

		1,649,460

Auto Components 1.0%
Adient plc*	14,637	311,036
American Axle & Manufacturing Holdings, Inc.*	18,971	204,128
Cooper Tire & Rubber Co.	8,516	244,835
Cooper-Standard Holdings, Inc.*	2,897	96,064
Dana, Inc.	24,469	445,336
Dorman Products, Inc.* (a)	4,490	339,983
Fox Factory Holding Corp.* (a)	6,373	443,370
Gentherm, Inc.*	5,622	249,560
LCI Industries (a)	4,133	442,768
Modine Manufacturing Co.*	8,084	62,247
Motorcar Parts of America, Inc.* (a)	2,957	65,143
Standard Motor Products, Inc.	3,567	189,836
Stoneridge, Inc.*	4,481	131,383
Tenneco, Inc., Class A (a)	8,486	111,167
Visteon Corp.* (a)	4,684	405,587

		3,742,443

Automobiles 0.1%
Winnebago Industries, Inc. (a)	5,268	279,099

Common Stocks (continued)

	Shares	Value

Banks 9.5%
1st Constitution Bancorp	1,474	$32,620
1st Source Corp.	2,439	126,535
ACNB Corp.	1,190	45,006
Allegiance Bancshares, Inc.* (a)	3,172	119,267
Amalgamated Bank, Class A	2,311	44,949
Amerant Bancorp, Inc.*	3,277	71,406
American National Bankshares, Inc.	1,983	78,467
Ameris Bancorp	10,350	440,289
Ames National Corp.	1,508	42,314
Arrow Financial Corp.	2,148	81,194
Atlantic Capital Bancshares, Inc.*	3,965	72,758
Atlantic Union Bankshares Corp.	13,669	513,271
Banc of California, Inc. (a)	7,487	128,627
BancFirst Corp.	3,242	202,430
Bancorp, Inc. (The)*	8,246	106,951
BancorpSouth Bank (a)	16,806	527,876
Bank First Corp.	978	68,470
Bank of Commerce Holdings	2,924	33,831
Bank of Marin Bancorp	2,312	104,156
Bank of NT Butterfield & Son Ltd. (The)	9,395	347,803
Bank of Princeton (The)	883	27,806
Bank7 Corp.	641	12,153
BankFinancial Corp.	2,483	32,478
Bankwell Financial Group, Inc.	1,096	31,609
Banner Corp.	5,263	297,833
Bar Harbor Bankshares	2,713	68,883
Baycom Corp.*	1,882	42,797
BCB Bancorp, Inc.	2,763	38,102
Berkshire Hills Bancorp, Inc.	7,971	262,086
Boston Private Financial Holdings, Inc.	12,064	145,130
Bridge Bancorp, Inc.	2,770	92,878
Brookline Bancorp, Inc.	11,654	191,825
Bryn Mawr Bank Corp.	3,324	137,082
Business First Bancshares, Inc. (a)	2,030	50,608
Byline Bancorp, Inc.	3,780	73,975
C&F Financial Corp.	640	35,411
Cadence Bancorp	20,381	369,508
Cambridge Bancorp	692	55,464
Camden National Corp.	2,777	127,909
Capital Bancorp, Inc.*	1,347	20,057
Capital City Bank Group, Inc.	2,494	76,067
Capstar Financial Holdings, Inc.	2,858	47,586
Carolina Financial Corp.	3,732	161,334
Carter Bank & Trust* (a)	4,072	96,588
Cathay General Bancorp	13,180	501,499
CBTX, Inc.	3,004	93,484
CenterState Bank Corp. (a)	20,987	524,255
Central Pacific Financial Corp.	4,215	124,680
Central Valley Community Bancorp	1,781	38,594
Century Bancorp, Inc., Class A	493	44,350
Chemung Financial Corp.	604	25,670
Citizens & Northern Corp.	1,994	56,330
City Holding Co. (a)	2,598	212,906
Civista Bancshares, Inc.	2,485	59,640
CNB Financial Corp.	2,408	78,693
Coastal Financial Corp.*	1,314	21,642
Codorus Valley Bancorp, Inc.	1,676	38,598
Colony Bankcorp, Inc. (a)	1,122	18,513
Columbia Banking System, Inc. (a)	11,701	476,055
Community Bank System, Inc. (a)	8,403	596,109
Community Bankers Trust Corp.	3,659	32,492

10

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Community Financial Corp. (The)	755	$26,855
Community Trust Bancorp, Inc.	2,792	130,219
ConnectOne Bancorp, Inc.	5,610	144,289
CrossFirst Bankshares, Inc.*	1,065	15,357
Customers Bancorp, Inc.* (a)	4,802	114,336
CVB Financial Corp.	22,617	488,075
Dime Community Bancshares, Inc.	5,255	109,777
Eagle Bancorp, Inc.	5,346	259,976
Enterprise Bancorp, Inc.	1,497	50,703
Enterprise Financial Services Corp.	4,303	207,448
Equity Bancshares, Inc., Class A*	2,456	75,817
Esquire Financial Holdings, Inc.*	1,079	28,130
Evans Bancorp, Inc.	849	34,045
Farmers & Merchants Bancorp, Inc. (a)	1,623	48,933
Farmers National Banc Corp.	4,245	69,278
FB Financial Corp.	3,015	119,364
Fidelity D&D Bancorp, Inc.	444	27,621
Financial Institutions, Inc.	2,657	85,290
First Bancorp, Inc.	1,758	53,144
First Bancorp/NC	4,963	198,073
First Bancorp/PR	34,675	367,208
First Bancshares, Inc. (The)	2,951	104,820
First Bank	2,813	31,084
First Busey Corp.	9,262	254,705
First Business Financial Services, Inc.	1,460	38,442
First Capital, Inc.	515	37,595
First Choice Bancorp	1,671	45,050
First Commonwealth Financial Corp.	14,809	214,879
First Community Bankshares, Inc.	2,602	80,714
First Financial Bancorp (a)	16,198	412,077
First Financial Bankshares, Inc. (a)	22,037	773,499
First Financial Corp.	2,372	108,448
First Financial Northwest, Inc.	1,187	17,734
First Foundation, Inc.	6,622	115,223
First Guaranty Bancshares, Inc.	1,171	25,493
First Internet Bancorp	1,933	45,831
First Interstate BancSystem, Inc., Class A	6,488	271,977
First Merchants Corp.	9,317	387,494
First Mid Bancshares, Inc.	2,370	83,542
First Midwest Bancorp, Inc.	16,763	386,555
First Northwest Bancorp	1,455	26,379
First of Long Island Corp. (The)	4,010	100,571
Flushing Financial Corp.	4,556	98,432
FNCB Bancorp, Inc.	2,711	22,908
Franklin Financial Network, Inc. (a)	2,148	73,741
Franklin Financial Services Corp.	666	25,768
Fulton Financial Corp.	27,535	479,935
FVCBankcorp, Inc.*	1,891	33,036
German American Bancorp, Inc.	4,303	153,273
Glacier Bancorp, Inc. (a)	14,714	676,697
Great Southern Bancorp, Inc.	1,823	115,432
Great Western Bancorp, Inc.	8,778	304,948
Guaranty Bancshares, Inc.	1,346	44,256
Hancock Whitney Corp.	15,315	672,022
Hanmi Financial Corp.	4,434	88,658
HarborOne Bancorp, Inc.*	4,440	48,796
Hawthorn Bancshares, Inc.	877	22,364
HBT Financial, Inc.*	1,540	29,245
Heartland Financial USA, Inc.	5,987	297,793
Heritage Commerce Corp.	9,269	118,921
Heritage Financial Corp.	5,919	167,508

Common Stocks (continued)

	Shares	Value

Banks (continued)
Hilltop Holdings, Inc.	12,149	$302,875
Home BancShares, Inc. (a)	26,591	522,779
HomeTrust Bancshares, Inc.	2,651	71,126
Hope Bancorp, Inc.	19,484	289,532
Horizon Bancorp, Inc.	6,180	117,420
Howard Bancorp, Inc.* (a)	2,455	41,440
IBERIABANK Corp.	8,842	661,647
Independent Bank Corp.	5,519	459,457
Independent Bank Corp./MI	3,708	83,986
Independent Bank Group, Inc.	6,128	339,736
International Bancshares Corp.	9,434	406,322
Investar Holding Corp.	1,779	42,696
Investors Bancorp, Inc.	38,656	460,586
Lakeland Bancorp, Inc.	8,254	143,455
Lakeland Financial Corp. (a)	4,571	223,659
LCNB Corp.	2,028	39,140
Level One Bancorp, Inc.	959	24,128
Live Oak Bancshares, Inc. (a)	4,426	84,138
Macatawa Bank Corp.	4,756	52,934
Mackinac Financial Corp.	1,953	34,099
MainStreet Bancshares, Inc.*	1,133	26,059
Malvern Bancorp, Inc.*	1,288	29,740
Mercantile Bank Corp.	2,650	96,646
Metrocity Bankshares, Inc. (a)	2,690	47,102
Metropolitan Bank Holding Corp.*	1,149	55,416
Mid Penn Bancorp, Inc.	1,147	33,034
Midland States Bancorp, Inc.	3,614	104,661
MidWestOne Financial Group, Inc.	1,980	71,735
MutualFirst Financial, Inc.	992	39,353
MVB Financial Corp.	1,538	38,327
National Bank Holdings Corp., Class A	4,809	169,373
National Bankshares, Inc. (a)	1,070	48,075
NBT Bancorp, Inc.	6,896	279,702
Nicolet Bankshares, Inc.*	1,584	116,978
Northeast Bank	1,084	23,837
Northrim Bancorp, Inc.	1,166	44,658
Norwood Financial Corp. (a)	978	38,044
Oak Valley Bancorp	1,106	21,523
OFG Bancorp	8,178	193,083
Ohio Valley Banc Corp.	831	32,924
Old National Bancorp	28,462	520,570
Old Second Bancorp, Inc.	5,718	77,021
Opus Bank	3,614	93,494
Origin Bancorp, Inc.	3,236	122,450
Orrstown Financial Services, Inc.	1,662	37,594
Pacific Mercantile Bancorp*	3,070	24,928
Pacific Premier Bancorp, Inc. (a)	9,594	312,812
Park National Corp. (a)	2,225	227,796
Parke Bancorp, Inc.	1,449	36,790
PCB Bancorp	2,152	37,187
Peapack Gladstone Financial Corp.	3,086	95,357
Penns Woods Bancorp, Inc.	1,298	46,157
Peoples Bancorp of North Carolina, Inc.	689	22,634
Peoples Bancorp, Inc.	3,324	115,210
Peoples Financial Services Corp.	1,158	58,305
People’s Utah Bancorp	2,605	78,463
Preferred Bank	2,325	139,709
Premier Financial Bancorp, Inc.	2,163	39,237
QCR Holdings, Inc.	2,644	115,966
RBB Bancorp	2,657	56,249
Red River Bancshares, Inc.* (a)	832	46,642

11

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Reliant Bancorp, Inc.	1,741	$38,720
Renasant Corp.	9,960	352,783
Republic Bancorp, Inc., Class A	1,624	76,003
Republic First Bancorp, Inc.* (a)	7,061	29,515
Richmond Mutual Bancorporation, Inc.* (a)	2,108	33,644
S&T Bancorp, Inc.	6,014	242,304
Sandy Spring Bancorp, Inc.	6,127	232,091
SB One Bancorp	1,359	33,866
Seacoast Banking Corp. of Florida*	8,154	249,268
Select Bancorp, Inc.*	3,085	37,946
ServisFirst Bancshares, Inc. (a)	8,251	310,898
Shore Bancshares, Inc.	2,225	38,626
Sierra Bancorp	2,674	77,867
Silvergate Capital Corp., Class A* (a)	541	8,607
Simmons First National Corp., Class A	14,665	392,875
SmartFinancial, Inc.	2,055	48,601
South Plains Financial, Inc.	1,713	35,750
South State Corp.	5,700	494,475
Southern First Bancshares, Inc.*	1,286	54,642
Southern National Bancorp of Virginia, Inc.	3,338	54,576
Southside Bancshares, Inc.	5,430	201,670
Spirit of Texas Bancshares, Inc.*	2,286	52,578
Stock Yards Bancorp, Inc.	3,584	147,159
Summit Financial Group, Inc.	1,830	49,575
Tompkins Financial Corp. (a)	2,401	219,692
Towne Bank	11,522	320,542
TriCo Bancshares	4,644	189,522
TriState Capital Holdings, Inc.*	4,137	108,058
Triumph Bancorp, Inc.*	4,016	152,688
Trustmark Corp.	10,897	376,055
UMB Financial Corp.	7,468	512,604
Union Bankshares, Inc.	574	20,813
United Bankshares, Inc. (a)	16,504	638,045
United Community Banks, Inc.	11,548	356,602
United Security Bancshares	1,958	21,009
Unity Bancorp, Inc.	1,542	34,803
Univest Financial Corp.	4,770	127,741
Valley National Bancorp	65,669	751,910
Veritex Holdings, Inc. (a)	8,495	247,459
Washington Trust Bancorp, Inc.	2,661	143,135
WesBanco, Inc.	10,916	412,516
West Bancorporation, Inc.	2,768	70,944
Westamerica Bancorp (a)	4,211	285,379

		34,816,234

Beverages 0.3%
Boston Beer Co., Inc. (The), Class A* (a)	1,415	534,658
Celsius Holdings, Inc.* (a)	4,875	23,546
Coca-Cola Consolidated, Inc.	787	223,547
Craft Brew Alliance, Inc.*	1,827	30,146
MGP Ingredients, Inc. (a)	2,146	103,974
National Beverage Corp.* (a)	1,973	100,662
New Age Beverages Corp.* (a)	11,703	21,299
Primo Water Corp.* (a)	5,644	63,354

		1,101,186

Biotechnology 7.9%
89bio, Inc.*	498	13,092
Abeona Therapeutics, Inc.* (a)	5,672	18,547
ACADIA Pharmaceuticals, Inc.* (a)	19,064	815,558

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Acceleron Pharma, Inc.* (a)	7,565	$401,096
Achillion Pharmaceuticals, Inc.*	23,353	140,819
Acorda Therapeutics, Inc.* (a)	7,561	15,425
Adamas Pharmaceuticals, Inc.*	3,245	12,299
ADMA Biologics, Inc.* (a)	8,236	32,944
Aduro Biotech, Inc.*	9,505	11,216
Adverum Biotechnologies, Inc.* (a)	10,142	116,836
Aeglea BioTherapeutics, Inc.*	4,366	33,356
Affimed NV*	12,455	34,127
Agenus, Inc.* (a)	18,124	73,765
AgeX Therapeutics, Inc.*	3,349	6,095
Aimmune Therapeutics, Inc.* (a)	7,560	253,033
Akcea Therapeutics, Inc.* (a)	2,146	36,353
Akebia Therapeutics, Inc.* (a)	19,994	126,362
Akero Therapeutics, Inc.* (a)	767	17,024
Albireo Pharma, Inc.*	1,677	42,629
Aldeyra Therapeutics, Inc.*	3,288	19,103
Alector, Inc.*	5,131	88,407
Allakos, Inc.* (a)	3,298	314,497
Allogene Therapeutics, Inc.* (a)	6,583	171,026
AMAG Pharmaceuticals, Inc.*	6,036	73,458
Amicus Therapeutics, Inc.*	43,334	422,073
AnaptysBio, Inc.*	3,974	64,578
Anavex Life Sciences Corp.* (a)	6,914	17,907
Anika Therapeutics, Inc.* (a)	2,307	119,618
Apellis Pharmaceuticals, Inc.* (a)	8,156	249,737
Applied Therapeutics, Inc.*	1,084	29,572
Aprea Therapeutics, Inc.*	1,094	50,204
Arcus Biosciences, Inc.*	5,924	59,832
Ardelyx, Inc.*	8,659	64,986
Arena Pharmaceuticals, Inc.* (a)	8,553	388,477
ArQule, Inc.*	18,968	378,601
Arrowhead Pharmaceuticals, Inc.* (a)	15,814	1,003,082
Assembly Biosciences, Inc.* (a)	3,898	79,753
Atara Biotherapeutics, Inc.*	8,719	143,602
Athenex, Inc.*	11,731	179,132
Athersys, Inc.* (a)	21,565	26,525
Atreca, Inc., Class A* (a)	1,044	16,151
Audentes Therapeutics, Inc.*	7,621	456,041
Avid Bioservices, Inc.*	9,102	69,812
Avrobio, Inc.* (a)	3,335	67,134
Axcella Health, Inc.*	1,321	5,297
Baudax Bio, Inc.*	1,114	7,709
Beyondspring, Inc.* (a)	2,168	33,604
BioCryst Pharmaceuticals, Inc.*	25,083	86,536
Biohaven Pharmaceutical Holding Co. Ltd.* (a)	6,624	360,611
BioSpecifics Technologies Corp.*	996	56,712
Bioxcel Therapeutics, Inc.* (a)	964	14,084
Blueprint Medicines Corp.*	8,270	662,510
Bridgebio Pharma, Inc.*	3,826	134,101
Cabaletta Bio, Inc.*	1,104	15,423
Calithera Biosciences, Inc.*	7,715	44,053
Calyxt, Inc.* (a)	1,520	10,655
CareDx, Inc.* (a)	6,967	150,278
CASI Pharmaceuticals, Inc.* (a)	8,540	26,389
Castle Biosciences, Inc.* (a)	593	20,381
Catalyst Pharmaceuticals, Inc.* (a)	16,299	61,121
Celcuity, Inc.*	864	9,193
Cellular Biomedicine Group, Inc.* (a)	2,394	38,879
CEL-SCI Corp.* (a)	4,246	38,851

12

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Centogene NV*	317	$3,192
Checkpoint Therapeutics, Inc.*	3,654	6,285
ChemoCentryx, Inc.*	6,900	272,895
Chimerix, Inc.*	8,568	17,393
Clovis Oncology, Inc.* (a)	8,527	88,894
Coherus Biosciences, Inc.* (a)	10,597	190,799
Concert Pharmaceuticals, Inc.*	3,708	34,206
Constellation Pharmaceuticals, Inc.* (a)	2,618	123,334
Corbus Pharmaceuticals Holdings, Inc.* (a)	9,609	52,465
Cortexyme, Inc.* (a)	1,667	93,585
Crinetics Pharmaceuticals, Inc.*	1,788	44,861
Cue Biopharma, Inc.*	3,720	59,055
Cyclerion Therapeutics, Inc.*	3,820	10,390
Cytokinetics, Inc.* (a)	9,589	101,739
CytomX Therapeutics, Inc.*	7,509	62,400
Deciphera Pharmaceuticals, Inc.*	3,343	208,068
Denali Therapeutics, Inc.* (a)	8,120	141,450
Dicerna Pharmaceuticals, Inc.*	8,777	193,357
Dynavax Technologies Corp.* (a)	14,846	84,919
Eagle Pharmaceuticals, Inc.*	1,521	91,382
Editas Medicine, Inc.* (a)	8,760	259,384
Eidos Therapeutics, Inc.* (a)	1,908	109,500
Eiger BioPharmaceuticals, Inc.*	3,780	56,322
Emergent BioSolutions, Inc.* (a)	7,728	416,926
Enanta Pharmaceuticals, Inc.*	2,916	180,151
Enochian Biosciences, Inc.* (a)	2,332	11,707
Epizyme, Inc.* (a)	13,152	323,539
Esperion Therapeutics, Inc.* (a)	4,259	253,964
Evelo Biosciences, Inc.* (a)	2,164	8,786
Fate Therapeutics, Inc.*	10,274	201,062
FibroGen, Inc.* (a)	13,304	570,609
Five Prime Therapeutics, Inc.*	5,357	24,589
Flexion Therapeutics, Inc.* (a)	5,827	120,619
Forty Seven, Inc.* (a)	3,765	148,228
Frequency Therapeutics, Inc.*	974	17,074
G1 Therapeutics, Inc.* (a)	5,832	154,140
Galectin Therapeutics, Inc.* (a)	6,784	19,402
Geron Corp.* (a)	29,626	40,291
Global Blood Therapeutics, Inc.* (a)	9,811	779,876
GlycoMimetics, Inc.*	5,293	28,000
Gossamer Bio, Inc.* (a)	7,263	113,521
Gritstone Oncology, Inc.* (a)	4,007	35,943
Halozyme Therapeutics, Inc.* (a)	24,370	432,080
Harpoon Therapeutics, Inc.*	1,184	17,511
Heron Therapeutics, Inc.* (a)	14,235	334,523
Homology Medicines, Inc.* (a)	4,199	86,919
Hookipa Pharma, Inc.*	1,688	20,644
IGM Biosciences, Inc.*	839	32,016
ImmunoGen, Inc.*	25,954	132,495
Immunomedics, Inc.* (a)	29,642	627,225
Inovio Pharmaceuticals, Inc.* (a)	15,425	50,903
Insmed, Inc.* (a)	15,081	360,134
Intellia Therapeutics, Inc.* (a)	6,672	97,878
Intercept Pharmaceuticals, Inc.* (a)	4,261	528,023
Intrexon Corp.* (a)	11,931	65,382
Invitae Corp.* (a)	14,676	236,724
Iovance Biotherapeutics, Inc.* (a)	19,843	549,254
Ironwood Pharmaceuticals, Inc.* (a)	25,910	344,862
Jounce Therapeutics, Inc.*	2,740	23,920
Kadmon Holdings, Inc.* (a)	26,504	120,063
KalVista Pharmaceuticals, Inc.* (a)	2,137	38,060

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Karuna Therapeutics, Inc.* (a)	735	$55,375
Karyopharm Therapeutics, Inc.* (a)	10,156	194,691
Kezar Life Sciences, Inc.*	2,697	10,815
Kindred Biosciences, Inc.*	6,273	53,195
Kiniksa Pharmaceuticals Ltd., Class A*	2,260	24,996
Kodiak Sciences, Inc.*	3,993	287,296
Krystal Biotech, Inc.* (a)	1,778	98,466
Kura Oncology, Inc.*	5,812	79,915
La Jolla Pharmaceutical Co.* (a)	3,164	12,435
Lexicon Pharmaceuticals, Inc.* (a)	7,029	29,170
Ligand Pharmaceuticals, Inc.* (a)	3,098	323,090
Lineage Cell Therapeutics, Inc.* (a)	17,816	15,856
LogicBio Therapeutics, Inc.* (a)	1,397	10,058
MacroGenics, Inc.*	8,072	87,823
Madrigal Pharmaceuticals, Inc.* (a)	1,323	120,539
Magenta Therapeutics, Inc.* (a)	3,153	47,800
MannKind Corp.* (a)	30,398	39,213
Marker Therapeutics, Inc.* (a)	4,374	12,597
Medicines Co. (The)* (a)	12,798	1,087,062
MediciNova, Inc.* (a)	6,864	46,263
MEI Pharma, Inc.*	10,968	27,201
MeiraGTx Holdings plc*	3,065	61,361
Mersana Therapeutics, Inc.*	5,818	33,337
Millendo Therapeutics, Inc.*	1,512	10,191
Minerva Neurosciences, Inc.*	4,566	32,464
Mirati Therapeutics, Inc.* (a)	4,613	594,431
Mirum Pharmaceuticals, Inc.*	859	21,063
Molecular Templates, Inc.*	2,739	38,305
Momenta Pharmaceuticals, Inc.* (a)	16,585	327,222
Morphic Holding, Inc.* (a)	793	13,608
Mustang Bio, Inc.*	4,516	18,425
Myriad Genetics, Inc.*	12,044	327,958
Natera, Inc.* (a)	10,556	355,632
Neon Therapeutics, Inc.*	2,498	2,948
NextCure, Inc.* (a)	2,385	134,347
Novavax, Inc.* (a)	4,058	16,151
Oncocyte Corp.* (a)	3,453	7,769
OPKO Health, Inc.* (a)	65,304	95,997
Organogenesis Holdings, Inc.*	1,651	7,941
Oyster Point Pharma, Inc.*	953	23,291
Palatin Technologies, Inc.* (a)	34,121	26,690
PDL BioPharma, Inc.*	19,905	64,592
Pfenex, Inc.*	5,052	55,471
PhaseBio Pharmaceuticals, Inc.* (a)	2,199	13,436
Pieris Pharmaceuticals, Inc.*	7,684	27,816
PolarityTE, Inc.* (a)	2,819	7,329
Portola Pharmaceuticals, Inc.* (a)	12,912	308,339
Precision BioSciences, Inc.* (a)	6,084	84,507
Prevail Therapeutics, Inc.* (a)	1,190	18,838
Principia Biopharma, Inc.* (a)	3,116	170,695
Progenics Pharmaceuticals, Inc.*	14,724	74,945
Protagonist Therapeutics, Inc.* (a)	3,145	22,172
Prothena Corp. plc*	6,682	105,776
PTC Therapeutics, Inc.*	10,230	491,347
Puma Biotechnology, Inc.*	5,016	43,890
Ra Pharmaceuticals, Inc.*	5,984	280,829
Radius Health, Inc.*	7,650	154,224
RAPT Therapeutics, Inc.* (a)	263	7,261
REGENXBIO, Inc.* (a)	5,654	231,644
Replimune Group, Inc.*	2,197	31,527
Retrophin, Inc.* (a)	7,013	99,585

13

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Rhythm Pharmaceuticals, Inc.*	4,964	$113,973
Rigel Pharmaceuticals, Inc.*	28,489	60,967
Rocket Pharmaceuticals, Inc.*	5,036	114,619
Rubius Therapeutics, Inc.* (a)	5,918	56,221
Sangamo Therapeutics, Inc.* (a)	19,565	163,759
Savara, Inc.* (a)	4,348	19,479
Scholar Rock Holding Corp.* (a)	2,973	39,184
Seres Therapeutics, Inc.* (a)	6,178	21,314
Solid Biosciences, Inc.* (a)	3,386	15,068
Sorrento Therapeutics, Inc.* (a)	23,713	80,150
Spectrum Pharmaceuticals, Inc.* (a)	18,882	68,731
Spero Therapeutics, Inc.*	1,773	17,047
SpringWorks Therapeutics, Inc.*	1,768	68,050
Stemline Therapeutics, Inc.* (a)	7,785	82,755
Stoke Therapeutics, Inc.*	1,468	41,574
Sutro Biopharma, Inc.*	1,746	19,206
Syndax Pharmaceuticals, Inc.*	3,247	28,509
Synlogic, Inc.*	2,288	5,903
Synthorx, Inc.*	1,620	113,222
Syros Pharmaceuticals, Inc.*	5,582	38,572
TCR2 Therapeutics, Inc.*	2,026	28,931
TG Therapeutics, Inc.* (a)	14,349	159,274
Tocagen, Inc.* (a)	3,315	1,768
Translate Bio, Inc.*	5,866	47,749
Turning Point Therapeutics, Inc.* (a)	4,690	292,140
Twist Bioscience Corp.* (a)	3,726	78,246
Tyme Technologies, Inc.* (a)	9,871	13,819
Ultragenyx Pharmaceutical, Inc.* (a)	9,255	395,281
UNITY Biotechnology, Inc.* (a)	4,539	32,726
UroGen Pharma Ltd.* (a)	3,173	105,883
Vanda Pharmaceuticals, Inc.*	8,819	144,720
VBI Vaccines, Inc.* (a)	25,938	35,794
Veracyte, Inc.*	7,883	220,093
Vericel Corp.* (a)	7,580	131,892
Viela Bio, Inc.*	925	25,114
Viking Therapeutics, Inc.* (a)	10,990	88,140
Vir Biotechnology, Inc.* (a)	1,220	15,342
Voyager Therapeutics, Inc.* (a)	3,902	54,433
X4 Pharmaceuticals, Inc.*	1,899	20,319
XBiotech, Inc.* (a)	3,620	67,567
Xencor, Inc.* (a)	8,012	275,533
Y-mAbs Therapeutics, Inc.*	4,004	125,125
ZIOPHARM Oncology, Inc.* (a)	27,185	128,313

		29,146,904

Building Products 1.5%
AAON, Inc. (a)	6,956	343,696
Advanced Drainage Systems, Inc.	7,349	285,435
American Woodmark Corp.*	2,824	295,136
Apogee Enterprises, Inc.	4,432	144,040
Armstrong Flooring, Inc.*	2,540	10,846
Builders FirstSource, Inc.*	19,307	490,591
Caesarstone Ltd.	4,077	61,440
Continental Building Products, Inc.*	5,730	208,744
Cornerstone Building Brands, Inc.* (a)	7,459	63,476
CSW Industrials, Inc.	2,515	193,655
Gibraltar Industries, Inc.*	5,412	272,981
Griffon Corp.	5,898	119,906
Insteel Industries, Inc. (a)	3,124	67,135
JELD-WEN Holding, Inc.*	11,377	266,336

Common Stocks (continued)

	Shares	Value

Building Products (continued)
Masonite International Corp.*	4,172	$301,260
Patrick Industries, Inc.	3,809	199,706
PGT Innovations, Inc.*	9,650	143,881
Quanex Building Products Corp.	5,788	98,859
Simpson Manufacturing Co., Inc.	7,588	608,785
Trex Co., Inc.* (a)	9,954	894,666
Universal Forest Products, Inc.	9,904	472,421

		5,542,995

Capital Markets 1.4%
Ares Management Corp. (a)	12,110	432,206
Artisan Partners Asset Management, Inc., Class A (a)	8,466	273,621
Assetmark Financial Holdings, Inc.*	2,210	64,134
Associated Capital Group, Inc., Class A	391	15,327
B. Riley Financial, Inc.	3,475	87,501
Blucora, Inc.*	8,188	214,034
Brightsphere Investment Group, Inc.	11,722	119,799
Cohen & Steers, Inc. (a)	3,877	243,321
Cowen, Inc., Class A* (a)	4,695	73,946
Diamond Hill Investment Group, Inc.	515	72,337
Donnelley Financial Solutions, Inc.* (a)	5,319	55,690
Federated Investors, Inc., Class B	16,333	532,292
Focus Financial Partners, Inc., Class A* (a)	5,300	156,191
GAIN Capital Holdings, Inc. (a)	4,075	16,096
GAMCO Investors, Inc., Class A	861	16,781
Greenhill & Co., Inc.	2,718	46,423
Hamilton Lane, Inc., Class A	3,674	218,970
Houlihan Lokey, Inc.	7,129	348,394
INTL. FCStone, Inc.*	2,701	131,890
Ladenburg Thalmann Financial Services, Inc.	19,146	66,628
Moelis & Co., Class A	7,996	255,232
Oppenheimer Holdings, Inc., Class A	1,633	44,875
Piper Jaffray Cos. (a)	2,331	186,340
PJT Partners, Inc., Class A (a)	3,767	170,005
Pzena Investment Management, Inc., Class A	3,204	27,619
Safeguard Scientifics, Inc.	3,301	36,245
Sculptor Capital Management, Inc. (a)	2,729	60,311
Siebert Financial Corp.*	996	8,615
Silvercrest Asset Management Group, Inc., Class A	1,463	18,405
Stifel Financial Corp.	11,302	685,466
Value Line, Inc.	289	8,355
Virtus Investment Partners, Inc.	1,119	136,205
Waddell & Reed Financial, Inc., Class A (a)	11,839	197,948
Westwood Holdings Group, Inc.	1,287	38,121
WisdomTree Investments, Inc. (a)	21,639	104,733

		5,164,056

Chemicals 1.8%
Advanced Emissions Solutions, Inc. (a)	2,872	30,156
AdvanSix, Inc.*	4,664	93,094
American Vanguard Corp.	4,886	95,130
Amyris, Inc.* (a)	10,104	31,221
Balchem Corp. (a)	5,454	554,290
Chase Corp.	1,268	150,233
Ferro Corp.*	13,824	205,010
Flotek Industries, Inc.* (a)	7,980	15,960
FutureFuel Corp.	4,822	59,745

14

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
GCP Applied Technologies, Inc.*	9,238	$209,795
Hawkins, Inc.	1,714	78,518
HB Fuller Co. (a)	8,515	439,119
Ingevity Corp.*	7,122	622,320
Innophos Holdings, Inc.	3,230	103,295
Innospec, Inc.	4,117	425,863
Intrepid Potash, Inc.*	14,844	40,227
Koppers Holdings, Inc.*	3,187	121,807
Kraton Corp.*	5,351	135,487
Kronos Worldwide, Inc. (a)	4,258	57,057
Livent Corp.*	24,843	212,408
LSB Industries, Inc.*	3,153	13,243
Marrone Bio Innovations, Inc.* (a)	7,916	7,995
Minerals Technologies, Inc.	6,000	345,780
OMNOVA Solutions, Inc.*	7,646	77,301
Orion Engineered Carbons SA	10,160	196,088
PolyOne Corp.	12,998	478,196
PQ Group Holdings, Inc.*	6,416	110,227
Quaker Chemical Corp. (a)	2,197	361,451
Rayonier Advanced Materials, Inc.	7,874	30,236
Sensient Technologies Corp. (a)	7,176	474,262
Stepan Co.	3,467	355,160
Trecora Resources*	3,221	23,030
Tredegar Corp.	4,466	99,815
Trinseo SA	6,653	247,558
Tronox Holdings plc, Class A (a)	15,460	176,553
Valhi, Inc.	3,667	6,857

		6,684,487

Commercial Services & Supplies 2.6%
ABM Industries, Inc. (a)	11,278	425,293
ACCO Brands Corp.	16,310	152,662
Advanced Disposal Services, Inc.* (a)	12,308	404,564
Brady Corp., Class A	8,094	463,462
BrightView Holdings, Inc.* (a)	5,284	89,141
Brink’s Co. (The)	8,456	766,790
Casella Waste Systems, Inc., Class A*	7,767	357,515
CECO Environmental Corp.*	5,035	38,568
Charah Solutions, Inc.*	1,374	3,353
Cimpress plc* (a)	3,368	423,593
CompX International, Inc.	256	3,735
Covanta Holding Corp.	19,841	294,440
Deluxe Corp.	7,229	360,872
Ennis, Inc.	4,318	93,485
Healthcare Services Group, Inc. (a)	12,598	306,383
Heritage-Crystal Clean, Inc.*	2,544	79,805
Herman Miller, Inc.	9,981	415,709
HNI Corp.	7,257	271,847
Interface, Inc.	9,675	160,508
Kimball International, Inc., Class B	6,041	124,867
Knoll, Inc.	8,329	210,391
Matthews International Corp., Class A (a)	5,222	199,324
McGrath RentCorp	4,037	308,992
Mobile Mini, Inc. (a)	7,279	275,947
MSA Safety, Inc. (a)	5,980	755,633
NL Industries, Inc.*	1,098	4,293
PICO Holdings, Inc.*	3,189	35,462
Pitney Bowes, Inc. (a)	25,679	103,486
Quad/Graphics, Inc.	5,740	26,806
RR Donnelley & Sons Co.	10,977	43,359

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies (continued)
SP Plus Corp.*	3,863	$163,907
Steelcase, Inc., Class A	14,728	301,335
Team, Inc.* (a)	5,045	80,569
Tetra Tech, Inc.	9,244	796,463
UniFirst Corp.	2,564	517,877
US Ecology, Inc. (a)	4,022	232,914
Viad Corp.	3,388	228,690
VSE Corp.	1,477	56,185

		9,578,225

Communications Equipment 1.1%
Acacia Communications, Inc.* (a)	6,423	435,544
ADTRAN, Inc.	7,851	77,646
Applied Optoelectronics, Inc.* (a)	2,957	35,129
CalAmp Corp.*	5,396	51,694
Calix, Inc.*	7,828	62,624
Cambium Networks Corp.*	696	6,083
Casa Systems, Inc.*	5,184	21,203
Clearfield, Inc.*	1,689	23,545
Comtech Telecommunications Corp.	4,018	142,599
DASAN Zhone Solutions, Inc.*	1,742	15,434
Digi International, Inc.*	4,694	83,178
Extreme Networks, Inc.*	20,269	149,382
Harmonic, Inc.*	14,844	115,783
Infinera Corp.* (a)	29,990	238,121
Inseego Corp.* (a)	7,166	52,527
InterDigital, Inc.	5,261	286,672
KVH Industries, Inc.*	2,780	30,941
Lumentum Holdings, Inc.*	13,095	1,038,433
NETGEAR, Inc.*	5,108	125,197
NetScout Systems, Inc.*	12,292	295,868
Plantronics, Inc. (a)	5,656	154,635
Ribbon Communications, Inc.*	9,718	30,126
TESSCO Technologies, Inc.	996	11,175
Viavi Solutions, Inc.*	38,939	584,085

		4,067,624

Construction & Engineering 1.0%
Aegion Corp.*	5,083	113,707
Ameresco, Inc., Class A* (a)	3,805	66,587
Arcosa, Inc.	8,246	367,359
Argan, Inc. (a)	2,406	96,577
Comfort Systems USA, Inc.	6,161	307,126
Concrete Pumping Holdings, Inc.*	4,147	22,684
Construction Partners, Inc., Class A*	2,980	50,273
Dycom Industries, Inc.*	5,150	242,822
EMCOR Group, Inc.	9,456	816,053
Granite Construction, Inc. (a)	7,944	219,810
Great Lakes Dredge & Dock Corp.*	10,322	116,948
IES Holdings, Inc.*	1,269	32,563
MasTec, Inc.* (a)	10,167	652,315
MYR Group, Inc.*	2,781	90,633
Northwest Pipe Co.*	1,633	54,395
NV5 Global, Inc.* (a)	1,768	89,196
Primoris Services Corp. (a)	7,506	166,933
Sterling Construction Co., Inc.*	4,306	60,628
Tutor Perini Corp.* (a)	6,756	86,882
WillScot Corp.* (a)	8,748	161,751

		3,815,242

15

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Construction Materials 0.2%
Forterra, Inc.* (a)	3,146	$36,368
Summit Materials, Inc., Class A*	19,060	455,534
United States Lime & Minerals, Inc.	403	36,391
US Concrete, Inc.*	2,637	109,857

		638,150

Consumer Finance 0.5%
Curo Group Holdings Corp.*	2,818	34,323
Elevate Credit, Inc.*	3,319	14,770
Encore Capital Group, Inc.* (a)	5,266	186,206
Enova International, Inc.* (a)	5,650	135,939
EZCORP, Inc., Class A* (a)	8,438	57,547
FirstCash, Inc.	7,026	566,506
Green Dot Corp., Class A*	8,191	190,850
LendingClub Corp.* (a)	11,369	143,477
Medallion Financial Corp.*	3,315	24,100
Nelnet, Inc., Class A	3,034	176,700
Oportun Financial Corp.* (a)	1,228	29,227
PRA Group, Inc.* (a)	7,571	274,827
Regional Management Corp.*	1,473	44,234
World Acceptance Corp.* (a)	1,084	93,658

		1,972,364

Containers & Packaging 0.1%
Greif, Inc., Class A	4,381	193,640
Greif, Inc., Class B	970	50,217
Myers Industries, Inc.	6,008	100,214
UFP Technologies, Inc.*	1,092	54,174

		398,245

Distributors 0.1%
Core-Mark Holding Co., Inc.	7,619	207,161
Funko, Inc., Class A* (a)	3,708	63,629
Greenlane Holdings, Inc., Class A* (a)	1,043	3,395
Weyco Group, Inc.	905	23,937

		298,122

Diversified Consumer Services 0.9%
Adtalem Global Education, Inc.*	9,430	329,767
American Public Education, Inc.*	2,700	73,953
Career Education Corp.*	11,653	214,299
Carriage Services, Inc.	2,897	74,163
Chegg, Inc.* (a)	20,056	760,323
Collectors Universe, Inc.	1,520	35,036
Houghton Mifflin Harcourt Co.* (a)	16,956	105,975
K12, Inc.*	6,653	135,388
Laureate Education, Inc., Class A*	19,998	352,165
OneSpaWorld Holdings Ltd.* (a)	7,840	132,026
Regis Corp.*	4,630	82,738
Select Interior Concepts, Inc., Class A*	3,439	30,917
Strategic Education, Inc.	3,612	573,947
WW International, Inc.*	7,915	302,432

		3,203,129

Diversified Financial Services 0.2%
Alerus Financial Corp.	506	11,562
Banco Latinoamericano de Comercio Exterior SA, Class E	5,226	111,732
Cannae Holdings, Inc.*	11,448	425,751
FGL Holdings	24,692	262,970

Common Stocks (continued)

	Shares	Value

Diversified Financial Services (continued)
GWG Holdings, Inc.*	936	$9,191
Marlin Business Services Corp.	1,548	34,025
On Deck Capital, Inc.*	10,842	44,886

		900,117

Diversified Telecommunication Services 0.5%
Anterix, Inc.* (a)	1,821	78,685
ATN International, Inc. (a)	1,874	103,801
Bandwidth, Inc., Class A* (a)	2,722	174,344
Cincinnati Bell, Inc.* (a)	7,888	82,587
Cogent Communications Holdings, Inc.	7,187	472,977
Consolidated Communications Holdings, Inc. (a)	13,165	51,080
Frontier Communications Corp.* (a)	15,719	13,984
IDT Corp., Class B*	2,699	19,460
Intelsat SA* (a)	11,190	78,666
Iridium Communications, Inc.* (a)	16,775	413,336
Ooma, Inc.*	3,361	44,466
ORBCOMM, Inc.* (a)	12,249	51,568
Pareteum Corp.* (a)	17,387	7,603
Vonage Holdings Corp.* (a)	38,354	284,203

		1,876,760

Electric Utilities 1.0%
ALLETE, Inc.	8,782	712,835
El Paso Electric Co.	6,876	466,812
Genie Energy Ltd., Class B	2,326	17,980
MGE Energy, Inc.	5,912	465,984
Otter Tail Corp.	6,639	340,514
PNM Resources, Inc.	13,468	682,962
Portland General Electric Co.	15,210	848,566
Spark Energy, Inc., Class A (a)	1,698	15,672

		3,551,325

Electrical Equipment 0.9%
Allied Motion Technologies, Inc.	1,198	58,103
American Superconductor Corp.* (a)	3,371	26,462
Atkore International Group, Inc.*	7,928	320,767
AZZ, Inc.	4,410	202,639
Bloom Energy Corp., Class A* (a)	8,878	66,319
Encore Wire Corp.	3,449	197,973
Energous Corp.* (a)	5,002	8,853
EnerSys	7,229	540,946
Generac Holdings, Inc.*	10,362	1,042,313
Plug Power, Inc.* (a)	40,455	127,838
Powell Industries, Inc.	1,599	78,335
Preformed Line Products Co.	520	31,382
Sunrun, Inc.* (a)	19,139	264,310
Thermon Group Holdings, Inc.*	5,506	147,561
TPI Composites, Inc.*	4,892	90,551
Vicor Corp.* (a)	2,937	137,217
Vivint Solar, Inc.* (a)	7,476	54,276

		3,395,845

Electronic Equipment, Instruments & Components 2.6%
Airgain, Inc.*	1,495	15,982
Akoustis Technologies, Inc.* (a)	4,033	32,264
Anixter International, Inc.*	5,163	475,512
Arlo Technologies, Inc.*	12,679	53,379
AVX Corp.	7,650	156,596

16

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Badger Meter, Inc. (a)	4,844	$314,521
Bel Fuse, Inc., Class B	1,988	40,754
Belden, Inc.	6,610	363,550
Benchmark Electronics, Inc.	6,179	212,310
Coda Octopus Group, Inc.* (a)	741	6,202
CTS Corp.	5,504	165,175
Daktronics, Inc.	6,206	37,795
ePlus, Inc.*	2,290	193,024
Fabrinet*	6,175	400,387
FARO Technologies, Inc.* (a)	2,918	146,921
Fitbit, Inc., Class A* (a)	38,131	250,521
II-VI, Inc.*	15,142	509,831
Insight Enterprises, Inc.* (a)	5,916	415,836
Iteris, Inc.*	6,815	34,007
Itron, Inc.*	5,809	487,666
KEMET Corp. (a)	9,665	261,438
Kimball Electronics, Inc.*	4,025	70,639
Knowles Corp.*	13,708	289,924
Methode Electronics, Inc.	6,255	246,134
MTS Systems Corp.	3,042	146,107
Napco Security Technologies, Inc.* (a)	2,062	60,602
nLight, Inc.*	5,597	113,507
Novanta, Inc.*	5,704	504,462
OSI Systems, Inc.*	2,859	288,016
PAR Technology Corp.* (a)	1,959	60,220
PC Connection, Inc.	1,906	94,652
Plexus Corp.* (a)	4,896	376,698
Rogers Corp.*	3,089	385,291
Sanmina Corp.*	11,627	398,108
ScanSource, Inc.*	4,457	164,686
Tech Data Corp.*	6,042	867,631
TTM Technologies, Inc.* (a)	16,777	252,494
Vishay Intertechnology, Inc.	22,473	478,450
Vishay Precision Group, Inc.*	1,766	60,044
Wrap Technologies, Inc.* (a)	1,232	7,872

		9,439,208

Energy Equipment & Services 1.0%
Archrock, Inc.	21,824	219,113
Cactus, Inc., Class A	7,975	273,702
Covia Holdings Corp.* (a)	7,625	15,555
Diamond Offshore Drilling, Inc.* (a)	10,829	77,860
DMC Global, Inc. (a)	2,333	104,845
Dril-Quip, Inc.* (a)	6,130	287,558
Era Group, Inc.*	3,632	36,937
Exterran Corp.*	4,892	38,304
Forum Energy Technologies, Inc.*	14,108	23,701
Frank’s International NV*	18,056	93,350
FTS International, Inc.*	5,014	5,215
Geospace Technologies Corp.*	2,100	35,217
Helix Energy Solutions Group, Inc.*	24,035	231,457
Independence Contract Drilling, Inc.*	6,310	6,290
KLX Energy Services Holdings, Inc.* (a)	3,383	21,786
Liberty Oilfield Services, Inc., Class A	9,014	100,236
Mammoth Energy Services, Inc. (a)	1,890	4,158
Matrix Service Co.*	4,553	104,173
McDermott International, Inc.* (a)	29,317	19,836
Nabors Industries Ltd. (a)	62,544	180,127
National Energy Services Reunited Corp.*	3,788	34,547
Natural Gas Services Group, Inc.*	2,199	26,960

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
NCS Multistage Holdings, Inc.* (a)	1,536	$3,226
Newpark Resources, Inc.*	15,068	94,476
NexTier Oilfield Solutions, Inc.*	26,978	180,753
Nine Energy Service, Inc.*	2,650	20,723
Noble Corp. plc* (a)	45,667	55,714
Oceaneering International, Inc.*	16,954	252,784
Oil States International, Inc.* (a)	10,386	169,396
Pacific Drilling SA*	4,793	19,555
Parker Drilling Co.*	1,500	33,750
ProPetro Holding Corp.*	13,902	156,397
RigNet, Inc.*	2,183	14,408
RPC, Inc. (a)	9,459	49,565
SEACOR Holdings, Inc.*	3,053	131,737
SEACOR Marine Holdings, Inc.*	3,106	42,832
Seadrill Ltd.* (a)	9,486	24,094
Select Energy Services, Inc., Class A* (a)	10,036	93,134
Smart Sand, Inc.* (a)	3,181	8,016
Solaris Oilfield Infrastructure, Inc., Class A (a)	5,267	73,738
TETRA Technologies, Inc.*	20,524	40,227
Tidewater, Inc.*	6,677	128,733
US Silica Holdings, Inc. (a)	12,693	78,062
US Well Services, Inc.*	2,969	5,611

		3,617,858

Entertainment 0.2%
AMC Entertainment Holdings, Inc., Class A (a)	8,076	58,470
Eros International plc*	11,402	38,653
Gaia, Inc.* (a)	1,635	13,063
Glu Mobile, Inc.*	19,616	118,677
IMAX Corp.*	8,890	181,623
Liberty Media Corp.-Liberty Braves, Class C*	6,104	180,312
Liberty Media Corp-Liberty Braves, Class A* (a)	1,685	49,960
LiveXLive Media, Inc.* (a)	4,730	7,308
Marcus Corp. (The)	3,845	122,156
Reading International, Inc., Class A*	2,919	32,663
Rosetta Stone, Inc.*	3,712	67,336

		870,221

Equity Real Estate Investment Trusts (REITs) 6.9%
Acadia Realty Trust	14,489	375,700
Agree Realty Corp.	7,024	492,874
Alexander & Baldwin, Inc.	11,632	243,807
Alexander’s, Inc.	361	119,256
American Assets Trust, Inc.	8,188	375,829
American Finance Trust, Inc.	17,860	236,824
Armada Hoffler Properties, Inc.	9,326	171,132
Ashford Hospitality Trust, Inc.	15,705	43,817
Bluerock Residential Growth REIT, Inc.	3,714	44,754
Braemar Hotels & Resorts, Inc.	4,559	40,712
BRT Apartments Corp.	1,701	28,866
CareTrust REIT, Inc.	16,173	333,649
CatchMark Timber Trust, Inc., Class A	8,740	100,248
CBL & Associates Properties, Inc.	28,714	30,150
Cedar Realty Trust, Inc.	13,747	40,554
Chatham Lodging Trust	7,555	138,559
CIM Commercial Trust Corp.	205	2,972
City Office REIT, Inc.	9,036	122,167

17

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Clipper Realty, Inc.	2,339	$24,793
Community Healthcare Trust, Inc.	3,250	139,295
CoreCivic, Inc.	20,181	350,746
CorEnergy Infrastructure Trust, Inc.	2,126	95,053
CorePoint Lodging, Inc.	6,927	73,980
DiamondRock Hospitality Co.	34,114	377,983
Easterly Government Properties, Inc.	13,298	315,561
EastGroup Properties, Inc.	6,428	852,803
Essential Properties Realty Trust, Inc.	13,670	339,153
Farmland Partners, Inc.	4,621	31,330
First Industrial Realty Trust, Inc.	21,363	886,778
Four Corners Property Trust, Inc.	11,603	327,089
Franklin Street Properties Corp.	17,768	152,094
Front Yard Residential Corp.	8,203	101,225
GEO Group, Inc. (The)	20,161	334,874
Getty Realty Corp.	5,652	185,781
Gladstone Commercial Corp.	5,191	113,475
Gladstone Land Corp.	3,114	40,389
Global Medical REIT, Inc.	5,485	72,566
Global Net Lease, Inc.	15,253	309,331
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,726	345,163
Healthcare Realty Trust, Inc.	22,434	748,623
Hersha Hospitality Trust	6,163	89,672
Independence Realty Trust, Inc.	15,239	214,565
Industrial Logistics Properties Trust	10,983	246,239
Innovative Industrial Properties, Inc.	1,920	145,670
Investors Real Estate Trust	1,972	142,970
iStar, Inc.	10,064	146,029
Jernigan Capital, Inc.	3,446	65,956
Kite Realty Group Trust	14,202	277,365
Lexington Realty Trust	40,957	434,963
LTC Properties, Inc.	6,601	295,527
Mack-Cali Realty Corp.	14,480	334,922
Monmouth Real Estate Investment Corp.	15,822	229,102
National Health Investors, Inc.	7,216	587,960
National Storage Affiliates Trust	10,051	337,915
New Senior Investment Group, Inc.	14,181	108,485
NexPoint Residential Trust, Inc.	3,358	151,110
Office Properties Income Trust	8,032	258,148
One Liberty Properties, Inc.	2,540	69,063
Pebblebrook Hotel Trust	22,031	590,651
Pennsylvania REIT	11,236	59,888
Physicians Realty Trust	31,974	605,587
Piedmont Office Realty Trust, Inc., Class A	21,003	467,107
PotlatchDeltic Corp.	11,205	484,840
Preferred Apartment Communities, Inc., Class A	7,652	101,925
PS Business Parks, Inc.	3,390	558,909
QTS Realty Trust, Inc., Class A	9,748	529,024
Retail Opportunity Investments Corp.	19,357	341,845
Retail Value, Inc.	2,402	88,394
Rexford Industrial Realty, Inc.	18,758	856,678
RLJ Lodging Trust	29,066	515,049
RPT Realty	13,229	198,964
Ryman Hospitality Properties, Inc.	7,774	673,695
Sabra Health Care REIT, Inc.	32,712	698,074
Safehold, Inc.	1,823	73,467
Saul Centers, Inc.	2,039	107,618
Senior Housing Properties Trust	40,101	338,452
Seritage Growth Properties, Class A	5,712	228,937

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
STAG Industrial, Inc.	22,673	$715,787
Summit Hotel Properties, Inc.	17,536	216,394
Sunstone Hotel Investors, Inc.	38,028	529,350
Tanger Factory Outlet Centers, Inc.	15,279	225,060
Terreno Realty Corp.	11,176	605,069
UMH Properties, Inc.	6,134	96,488
Uniti Group, Inc.	31,070	255,085
Universal Health Realty Income Trust	2,174	255,141
Urban Edge Properties	19,417	372,418
Urstadt Biddle Properties, Inc., Class A	5,009	124,423
Washington Prime Group, Inc.	30,839	112,254
Washington REIT	13,563	395,768
Whitestone REIT	6,490	88,394
Xenia Hotels & Resorts, Inc.	18,979	410,136

		25,216,487

Food & Staples Retailing 0.7%
Andersons, Inc. (The) (a)	5,332	134,793
BJ’s Wholesale Club Holdings, Inc.* (a)	18,898	429,741
Chefs’ Warehouse, Inc. (The)*	4,153	158,271
HF Foods Group, Inc.* (a)	1,197	23,341
Ingles Markets, Inc., Class A (a)	2,411	114,547
Natural Grocers by Vitamin Cottage, Inc.	1,316	12,989
Performance Food Group Co.*	17,435	897,554
PriceSmart, Inc.	3,783	268,669
Rite Aid Corp.* (a)	9,094	140,684
SpartanNash Co.	6,081	86,593
United Natural Foods, Inc.*	9,108	79,786
Village Super Market, Inc., Class A	1,277	29,626
Weis Markets, Inc.	1,616	65,432

		2,442,026

Food Products 1.3%
Alico, Inc.	653	23,397
B&G Foods, Inc. (a)	10,998	197,194
Bridgford Foods Corp.*	271	6,718
Calavo Growers, Inc. (a)	2,717	246,133
Cal-Maine Foods, Inc. (a)	5,316	227,259
Darling Ingredients, Inc.*	27,818	781,130
Farmer Brothers Co.*	1,871	28,177
Fresh Del Monte Produce, Inc.	5,196	181,756
Freshpet, Inc.*	5,830	344,495
Hostess Brands, Inc.*	20,240	294,290
J&J Snack Foods Corp. (a)	2,561	471,916
John B Sanfilippo & Son, Inc.	1,461	133,360
Lancaster Colony Corp. (a)	3,202	512,640
Landec Corp.*	4,386	49,606
Limoneira Co. (a)	2,649	50,940
Sanderson Farms, Inc.	3,370	593,861
Seneca Foods Corp., Class A*	1,127	45,970
Simply Good Foods Co. (The)*	13,976	398,875
Tootsie Roll Industries, Inc. (a)	2,716	92,724

		4,680,441

Gas Utilities 1.1%
Chesapeake Utilities Corp.	2,706	259,316
New Jersey Resources Corp.	15,041	670,378
Northwest Natural Holding Co. (a)	5,088	375,138
ONE Gas, Inc.	8,851	828,188
RGC Resources, Inc.	1,192	34,067

18

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Gas Utilities (continued)
South Jersey Industries, Inc. (a)	15,691	$517,489
Southwest Gas Holdings, Inc.	9,200	698,924
Spire, Inc.	8,422	701,637

		4,085,137

Health Care Equipment & Supplies 3.8%
Accuray, Inc.*	14,650	41,313
Alphatec Holdings, Inc.*	6,620	46,969
AngioDynamics, Inc.*	6,247	100,014
Antares Pharma, Inc.*	27,391	128,738
Apyx Medical Corp.* (a)	5,306	44,889
AtriCure, Inc.*	6,342	206,178
Atrion Corp. (a)	242	181,863
Avanos Medical, Inc.*	7,981	268,960
Axogen, Inc.*	5,744	102,760
Axonics Modulation Technologies, Inc.* (a)	2,647	73,348
BioLife Solutions, Inc.* (a)	1,075	17,393
BioSig Technologies, Inc.* (a)	2,489	14,735
Cardiovascular Systems, Inc.*	5,848	284,154
Cerus Corp.* (a)	23,781	100,356
Conformis, Inc.*	10,282	15,423
CONMED Corp.	4,614	515,984
CryoLife, Inc.* (a)	6,175	167,281
CryoPort, Inc.* (a)	5,337	87,847
Cutera, Inc.*	2,375	85,049
CytoSorbents Corp.*	4,784	18,418
ElectroCore, Inc.* (a)	2,038	3,240
GenMark Diagnostics, Inc.*	9,056	43,559
Glaukos Corp.* (a)	6,589	358,903
Globus Medical, Inc., Class A*	12,878	758,257
Haemonetics Corp.*	8,675	996,757
Heska Corp.* (a)	1,187	113,881
Inogen, Inc.*	3,094	211,413
Integer Holdings Corp.*	5,505	442,767
IntriCon Corp.*	1,365	24,570
Invacare Corp. (a)	6,434	58,035
iRadimed Corp.*	833	19,475
iRhythm Technologies, Inc.* (a)	4,484	305,316
Lantheus Holdings, Inc.*	6,618	135,735
LeMaitre Vascular, Inc. (a)	2,785	100,121
LivaNova plc*	8,224	620,336
Meridian Bioscience, Inc.	6,901	67,423
Merit Medical Systems, Inc.* (a)	9,075	283,321
Mesa Laboratories, Inc.	677	168,844
Misonix, Inc.*	1,168	21,736
Natus Medical, Inc.*	5,737	189,264
Neogen Corp.* (a)	8,683	566,653
Neuronetics, Inc.*	1,887	8,473
Nevro Corp.* (a)	5,066	595,458
Novocure Ltd.*	14,713	1,239,864
NuVasive, Inc.*	8,796	680,283
OraSure Technologies, Inc.* (a)	10,067	80,838
Orthofix Medical, Inc.*	3,086	142,511
OrthoPediatrics Corp.*	1,512	71,049
Pulse Biosciences, Inc.* (a)	1,727	23,159
Quidel Corp.*	5,996	449,880
Rockwell Medical, Inc.* (a)	9,080	22,155
RTI Surgical Holdings, Inc.* (a)	8,836	24,211
SeaSpine Holdings Corp.*	2,686	32,259
Senseonics Holdings, Inc.* (a)	26,615	24,379

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
Shockwave Medical, Inc.*	4,316	$189,559
SI-BONE, Inc.*	3,085	66,327
Sientra, Inc.* (a)	6,529	58,369
Silk Road Medical, Inc.*	2,723	109,955
Soliton, Inc.* (a)	923	10,134
STAAR Surgical Co.* (a)	7,518	264,408
Surmodics, Inc.*	2,174	90,069
Tactile Systems Technology, Inc.* (a)	3,129	211,239
Tandem Diabetes Care, Inc.* (a)	9,495	565,997
TransEnterix, Inc.* (a)	2,308	3,393
TransMedics Group, Inc.* (a)	2,412	45,852
Utah Medical Products, Inc.	624	67,330
Vapotherm, Inc.*	2,379	28,929
Varex Imaging Corp.*	6,377	190,098
ViewRay, Inc.* (a)	11,209	47,302
Wright Medical Group NV*	21,372	651,419
Zynex, Inc.* (a)	2,486	19,565

		14,005,742

Health Care Providers & Services 2.2%
Addus HomeCare Corp.*	2,109	205,037
Amedisys, Inc.*	5,313	886,846
American Renal Associates Holdings, Inc.*	2,984	30,944
AMN Healthcare Services, Inc.* (a)	7,799	485,956
Apollo Medical Holdings, Inc.* (a)	1,019	18,760
Avalon GloboCare Corp.*	3,326	6,419
BioTelemetry, Inc.* (a)	5,606	259,558
Brookdale Senior Living, Inc.*	31,059	225,799
Catasys, Inc.* (a)	1,136	18,528
Community Health Systems, Inc.* (a)	14,592	42,317
CorVel Corp.*	1,486	129,817
Cross Country Healthcare, Inc.*	6,364	73,950
Diplomat Pharmacy, Inc.*	9,898	39,592
Ensign Group, Inc. (The)	8,569	388,776
Enzo Biochem, Inc.*	6,392	16,811
Exagen, Inc.* (a)	561	14,249
Genesis Healthcare, Inc.*	13,528	22,186
Hanger, Inc.* (a)	6,136	169,415
HealthEquity, Inc.*	11,730	868,841
Joint Corp. (The)*	2,099	33,878
LHC Group, Inc.* (a)	5,099	702,438
Magellan Health, Inc.*	3,716	290,777
National HealthCare Corp.	2,099	181,417
National Research Corp.	2,083	137,353
Option Care Health, Inc.*	20,862	77,815
Owens & Minor, Inc. (a)	10,566	54,626
Patterson Cos., Inc. (a)	14,138	289,546
Pennant Group, Inc. (The)*	4,285	141,705
PetIQ, Inc.* (a)	3,361	84,193
Progyny, Inc.*	1,965	53,939
Providence Service Corp. (The)*	1,975	116,880
R1 RCM, Inc.* (a)	17,489	227,007
RadNet, Inc.*	7,117	144,475
Select Medical Holdings Corp.*	18,522	432,303
Surgery Partners, Inc.*	3,940	61,681
Tenet Healthcare Corp.*	17,423	662,597
Tivity Health, Inc.* (a)	8,039	163,553
Triple-S Management Corp., Class B*	3,757	69,467
US Physical Therapy, Inc.	2,128	243,337

		8,072,788

19

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Technology 1.0%
Allscripts Healthcare Solutions, Inc.* (a)	27,887	$273,711
Castlight Health, Inc., Class B*	16,306	21,687
Computer Programs & Systems, Inc.	2,071	54,674
Evolent Health, Inc., Class A* (a)	12,545	113,532
Health Catalyst, Inc.* (a)	1,303	45,214
HealthStream, Inc.*	4,412	120,006
HMS Holdings Corp.*	14,871	440,182
Inovalon Holdings, Inc., Class A* (a)	12,325	231,957
Inspire Medical Systems, Inc.*	2,301	170,757
Livongo Health, Inc.* (a)	2,499	62,625
NextGen Healthcare, Inc.* (a)	9,262	148,840
Omnicell, Inc.*	7,018	573,511
OptimizeRx Corp.* (a)	2,566	26,353
Phreesia, Inc.*	1,642	43,743
Simulations Plus, Inc.	2,011	58,460
Tabula Rasa HealthCare, Inc.* (a)	3,304	160,839
Teladoc Health, Inc.* (a)	12,231	1,023,979
Vocera Communications, Inc.* (a)	5,320	110,443

		3,680,513

Hotels, Restaurants & Leisure 2.6%
BBX Capital Corp.	9,629	45,930
Biglari Holdings, Inc., Class B*	149	17,048
BJ’s Restaurants, Inc. (a)	3,369	127,887
Bloomin’ Brands, Inc.	14,552	321,163
Bluegreen Vacations Corp. (a)	1,093	11,302
Boyd Gaming Corp. (a)	13,563	406,076
Brinker International, Inc. (a)	6,272	263,424
Carrols Restaurant Group, Inc.* (a)	5,398	38,056
Century Casinos, Inc.*	4,199	33,256
Cheesecake Factory, Inc. (The) (a)	7,045	273,769
Churchill Downs, Inc. (a)	5,953	816,752
Chuy’s Holdings, Inc.*	2,959	76,697
Cracker Barrel Old Country Store, Inc. (a)	4,071	625,875
Dave & Buster’s Entertainment, Inc. (a)	5,227	209,968
Del Taco Restaurants, Inc.* (a)	4,778	37,770
Denny’s Corp.*	9,486	188,582
Dine Brands Global, Inc. (a)	2,696	225,170
Drive Shack, Inc.* (a)	10,395	38,046
El Pollo Loco Holdings, Inc.* (a)	3,390	51,325
Eldorado Resorts, Inc.* (a)	11,159	665,523
Everi Holdings, Inc.*	11,638	156,298
Fiesta Restaurant Group, Inc.*	3,691	36,504
Golden Entertainment, Inc.*	2,792	53,662
Habit Restaurants, Inc. (The), Class A* (a)	3,559	37,120
Inspired Entertainment, Inc.*	1,372	9,261
J Alexander’s Holdings, Inc.*	1,877	17,944
Jack in the Box, Inc.	4,289	334,671
Kura Sushi USA, Inc., Class A*	540	13,743
Lindblad Expeditions Holdings, Inc.*	3,695	60,413
Marriott Vacations Worldwide Corp.	7,135	918,703
Monarch Casino & Resort, Inc.*	1,891	91,808
Nathan’s Famous, Inc.	498	35,298
Noodles & Co.* (a)	4,656	25,794
Papa John’s International, Inc. (a)	3,755	237,128
Penn National Gaming, Inc.*	18,607	475,595
PlayAGS, Inc.*	4,299	52,147
Potbelly Corp.*	3,312	13,977
RCI Hospitality Holdings, Inc.	1,532	31,406
Red Lion Hotels Corp.*	3,845	14,342

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Red Robin Gourmet Burgers, Inc.* (a)	2,297	$75,847
Red Rock Resorts, Inc., Class A	11,825	283,209
Ruth’s Hospitality Group, Inc.	4,469	97,268
Scientific Games Corp.* (a)	9,441	252,830
SeaWorld Entertainment, Inc.* (a)	7,988	253,299
Shake Shack, Inc., Class A* (a)	4,824	287,366
Target Hospitality Corp.* (a)	5,268	26,340
Texas Roadhouse, Inc.	11,187	630,052
Twin River Worldwide Holdings, Inc. (a)	3,184	81,670
Wingstop, Inc.	4,971	428,649

		9,505,963

Household Durables 1.7%
Bassett Furniture Industries, Inc.	1,476	24,620
Beazer Homes USA, Inc.*	4,885	69,025
Cavco Industries, Inc.*	1,459	285,059
Century Communities, Inc.* (a)	4,591	125,564
Ethan Allen Interiors, Inc.	3,942	75,134
Flexsteel Industries, Inc.	1,117	22,251
GoPro, Inc., Class A* (a)	21,605	93,766
Green Brick Partners, Inc.*	4,118	47,275
Hamilton Beach Brands Holding Co., Class A	961	18,355
Helen of Troy Ltd.*	4,254	764,827
Hooker Furniture Corp. (a)	1,969	50,584
Installed Building Products, Inc.*	3,804	261,981
iRobot Corp.* (a)	4,582	231,987
KB Home	14,523	497,703
La-Z-Boy, Inc.	7,513	236,509
Legacy Housing Corp.*	1,099	18,287
LGI Homes, Inc.*	3,342	236,112
Lifetime Brands, Inc.	1,965	13,657
Lovesac Co. (The)* (a)	1,379	22,133
M/I Homes, Inc.*	4,591	180,656
MDC Holdings, Inc.	8,555	326,459
Meritage Homes Corp.* (a)	6,137	375,032
Purple Innovation, Inc.* (a)	1,313	11,436
Skyline Champion Corp.*	8,426	267,104
Sonos, Inc.*	11,901	185,894
Taylor Morrison Home Corp.*	17,826	389,676
TopBuild Corp.*	5,640	581,371
TRI Pointe Group, Inc.*	23,566	367,158
Tupperware Brands Corp.	8,458	72,570
Universal Electronics, Inc.*	2,276	118,944
William Lyon Homes, Class A*	5,382	107,532
ZAGG, Inc.* (a)	4,751	38,531

		6,117,192

Household Products 0.2%
Central Garden & Pet Co.*	1,847	57,386
Central Garden & Pet Co., Class A*	7,010	205,814
Oil-Dri Corp. of America	1,006	36,467
WD-40 Co. (a)	2,328	451,958

		751,625

Independent Power and Renewable Electricity Producers 0.4%
Atlantic Power Corp.*	16,718	38,953
Clearway Energy, Inc., Class A (a)	6,023	115,160
Clearway Energy, Inc., Class C	12,491	249,195
Ormat Technologies, Inc. (a)	6,722	500,924
Pattern Energy Group, Inc., Class A	14,960	400,255

20

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Sunnova Energy International, Inc.*	2,152	$24,016
TerraForm Power, Inc., Class A	13,439	206,826

		1,535,329

Industrial Conglomerates 0.1%
Raven Industries, Inc.	6,076	209,379

Insurance 2.2%
Ambac Financial Group, Inc.* (a)	7,519	162,185
American Equity Investment Life Holding Co.	14,270	427,101
AMERISAFE, Inc.	2,763	182,441
Argo Group International Holdings Ltd.	5,521	363,006
BRP Group, Inc., Class A*	2,550	40,927
Citizens, Inc.* (a)	8,507	57,422
CNO Financial Group, Inc.	26,999	489,492
Crawford & Co., Class A	2,590	29,707
Donegal Group, Inc., Class A	1,894	28,069
eHealth, Inc.* (a)	3,860	370,869
Employers Holdings, Inc.	4,749	198,271
Enstar Group Ltd.*	1,955	404,411
FBL Financial Group, Inc., Class A	1,777	104,719
FedNat Holding Co.	2,158	35,888
Genworth Financial, Inc., Class A*	85,736	377,238
Global Indemnity Ltd.	1,306	38,697
Goosehead Insurance, Inc., Class A (a)	1,936	82,086
Greenlight Capital Re Ltd., Class A* (a)	5,065	51,207
Hallmark Financial Services, Inc.*	2,386	41,922
HCI Group, Inc. (a)	1,136	51,858
Health Insurance Innovations, Inc., Class A* (a)	1,601	30,883
Heritage Insurance Holdings, Inc.	4,415	58,499
Horace Mann Educators Corp.	6,062	264,667
Independence Holding Co.	852	35,852
Investors Title Co.	252	40,118
James River Group Holdings Ltd.	4,783	197,107
Kinsale Capital Group, Inc. (a)	3,427	348,389
MBIA, Inc.* (a)	13,987	130,079
National General Holdings Corp.	11,395	251,830
National Western Life Group, Inc., Class A	410	119,261
NI Holdings, Inc.*	1,981	34,073
Palomar Holdings, Inc.* (a)	2,121	107,089
ProAssurance Corp. (a)	7,822	282,687
ProSight Global, Inc.*	1,462	23,582
Protective Insurance Corp., Class B	1,489	23,958
RLI Corp. (a)	6,730	605,835
Safety Insurance Group, Inc.	2,385	220,684
Selective Insurance Group, Inc.	9,914	646,294
State Auto Financial Corp.	2,904	90,082
Stewart Information Services Corp.	3,587	146,314
Third Point Reinsurance Ltd.*	12,319	129,596
Tiptree, Inc.	4,212	34,286
Trupanion, Inc.* (a)	4,988	186,850
United Fire Group, Inc. (a)	3,656	159,877
United Insurance Holdings Corp.	3,629	45,762
Universal Insurance Holdings, Inc. (a)	5,141	143,897
Watford Holdings Ltd.*	3,323	83,607

		7,978,674

Common Stocks (continued)

	Shares	Value

Interactive Media & Services 0.4%
Care.com, Inc.*	3,504	$52,665
Cargurus, Inc.*	12,698	446,716
Cars.com, Inc.*	11,645	142,302
DHI Group, Inc.* (a)	8,227	24,763
Eventbrite, Inc., Class A* (a)	6,188	124,812
EverQuote, Inc., Class A* (a)	1,489	51,147
Liberty TripAdvisor Holdings, Inc., Class A* (a)	11,823	86,899
Meet Group, Inc. (The)* (a)	11,088	55,551
QuinStreet, Inc.* (a)	7,836	119,969
Travelzoo*	719	7,693
TrueCar, Inc.* (a)	17,758	84,351
Yelp, Inc.* (a)	11,589	403,645

		1,600,513

Internet & Direct Marketing Retail 0.3%
1-800-Flowers.com, Inc., Class A*	4,170	60,465
Duluth Holdings, Inc., Class B* (a)	1,769	18,628
Groupon, Inc.*	76,506	182,849
Lands’ End, Inc.* (a)	1,799	30,223
Leaf Group Ltd.*	2,839	11,356
Liquidity Services, Inc.*	4,815	28,697
Overstock.com, Inc.* (a)	4,371	30,816
PetMed Express, Inc. (a)	3,414	80,297
Quotient Technology, Inc.*	12,707	125,291
RealReal, Inc. (The)* (a)	2,803	52,837
Rubicon Project, Inc. (The)* (a)	8,307	67,785
Shutterstock, Inc.* (a)	3,233	138,631
Stamps.com, Inc.*	2,847	237,781
Stitch Fix, Inc., Class A* (a)	7,195	184,624
Waitr Holdings, Inc.* (a)	8,485	2,732

		1,253,012

IT Services 2.1%
Brightcove, Inc.*	6,370	55,355
Cardtronics plc, Class A*	6,354	283,706
Cass Information Systems, Inc.	2,384	137,652
Conduent, Inc.*	29,425	182,435
CSG Systems International, Inc.	5,571	288,466
Endurance International Group Holdings, Inc.* (a)	13,071	61,434
EVERTEC, Inc.	10,273	349,693
Evo Payments, Inc., Class A*	6,006	158,619
Exela Technologies, Inc.*	6,956	2,836
ExlService Holdings, Inc.*	5,678	394,394
GTT Communications, Inc.* (a)	5,408	61,381
Hackett Group, Inc. (The)	3,780	61,009
I3 Verticals, Inc., Class A*	2,333	65,907
Information Services Group, Inc.*	4,839	12,243
International Money Express, Inc.* (a)	3,053	36,758
KBR, Inc.	23,988	731,634
Limelight Networks, Inc.*	19,852	80,996
LiveRamp Holdings, Inc.*	11,354	545,787
ManTech International Corp., Class A	4,536	362,336
MAXIMUS, Inc.	10,775	801,552
NIC, Inc.	11,090	247,862
Paysign, Inc.* (a)	4,789	48,608
Perficient, Inc.* (a)	5,463	251,680
Perspecta, Inc.	23,697	626,549
PRGX Global, Inc.*	3,011	14,814

21

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

IT Services (continued)
Priority Technology Holdings, Inc.*	949	$2,325
Science Applications International Corp.	9,861	858,104
StarTek, Inc.*	2,593	20,692
Sykes Enterprises, Inc.*	6,476	239,547
TTEC Holdings, Inc. (a)	2,324	92,077
Tucows, Inc., Class A* (a)	1,643	101,505
Unisys Corp.* (a)	8,472	100,478
Verra Mobility Corp.* (a)	21,610	302,324
Virtusa Corp.*	4,904	222,298

		7,803,056

Leisure Products 0.4%
Acushnet Holdings Corp. (a)	5,960	193,700
American Outdoor Brands Corp.*	8,974	83,279
Callaway Golf Co. (a)	15,832	335,638
Clarus Corp. (a)	3,397	46,063
Escalade, Inc.	1,601	15,738
Johnson Outdoors, Inc., Class A	901	69,107
Malibu Boats, Inc., Class A* (a)	3,456	141,523
Marine Products Corp.	1,164	16,762
MasterCraft Boat Holdings, Inc.*	3,118	49,108
Sturm Ruger & Co., Inc. (a)	2,832	133,189
Vista Outdoor, Inc.* (a)	9,634	72,062
YETI Holdings, Inc.* (a)	6,983	242,869

		1,399,038

Life Sciences Tools & Services 0.8%
Accelerate Diagnostics, Inc.* (a)	4,425	74,782
ChromaDex Corp.* (a)	6,947	29,942
Codexis, Inc.* (a)	8,954	143,174
Fluidigm Corp.*	11,153	38,812
Luminex Corp.	7,117	164,830
Medpace Holdings, Inc.*	4,675	392,981
NanoString Technologies, Inc.*	5,730	159,409
NeoGenomics, Inc.* (a)	16,147	472,300
Pacific Biosciences of California, Inc.*	24,681	126,860
Personalis, Inc.*	1,429	15,576
Quanterix Corp.*	2,261	53,427
Repligen Corp.*	8,853	818,903
Syneos Health, Inc.*	10,547	627,283

		3,118,279

Machinery 3.8%
Actuant Corp., Class A	9,313	242,417
Alamo Group, Inc.	1,651	207,283
Albany International Corp., Class A	5,188	393,873
Altra Industrial Motion Corp.	10,898	394,617
Astec Industries, Inc.	3,845	161,490
Barnes Group, Inc.	7,983	494,627
Blue Bird Corp.*	2,490	57,071
Briggs & Stratton Corp.	6,470	43,090
Chart Industries, Inc.*	6,101	411,756
CIRCOR International, Inc.*	3,307	152,916
Columbus McKinnon Corp.	3,903	156,237
Commercial Vehicle Group, Inc.*	5,724	36,347
Douglas Dynamics, Inc.	3,795	208,725
Eastern Co. (The)	1,172	35,781
Energy Recovery, Inc.* (a)	6,007	58,809
EnPro Industries, Inc.	3,485	233,077
ESCO Technologies, Inc.	4,327	400,247

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Evoqua Water Technologies Corp.*	12,680	$240,286
Federal Signal Corp.	10,121	326,402
Franklin Electric Co., Inc.	7,790	446,523
Gencor Industries, Inc.*	1,310	15,288
Gorman-Rupp Co. (The) (a)	2,999	112,463
Graham Corp.	1,825	39,931
Greenbrier Cos., Inc. (The)	5,439	176,387
Harsco Corp.*	13,346	307,091
Helios Technologies, Inc. (a)	4,957	229,162
Hillenbrand, Inc.	12,324	410,512
Hurco Cos., Inc.	1,080	41,429
Hyster-Yale Materials Handling, Inc. (a)	1,786	105,303
John Bean Technologies Corp. (a)	5,283	595,183
Kadant, Inc.	1,861	196,038
Kennametal, Inc. (a)	13,911	513,177
LB Foster Co., Class A*	1,729	33,508
Lindsay Corp.	1,829	175,566
Luxfer Holdings plc	4,644	85,960
Lydall, Inc.*	2,906	59,631
Manitowoc Co., Inc. (The)*	5,855	102,463
Meritor, Inc.* (a)	13,485	353,172
Miller Industries, Inc.	1,871	69,470
Mueller Industries, Inc.	9,344	296,672
Mueller Water Products, Inc., Class A	26,291	314,966
Navistar International Corp.*	8,398	243,038
NN, Inc. (a)	7,105	65,721
Omega Flex, Inc.	491	52,679
Park-Ohio Holdings Corp.	1,692	56,936
Proto Labs, Inc.* (a)	4,568	463,880
RBC Bearings, Inc.* (a)	4,108	650,461
REV Group, Inc.	4,408	53,910
Rexnord Corp.*	18,024	587,943
Spartan Motors, Inc.	5,918	106,997
SPX Corp.*	7,331	373,001
SPX FLOW, Inc.*	7,073	345,658
Standex International Corp.	2,068	164,096
Tennant Co.	3,047	237,422
Terex Corp.	10,734	319,659
Titan International, Inc.	7,807	28,261
TriMas Corp.*	7,715	242,328
Twin Disc, Inc.*	2,219	24,453
Wabash National Corp.	8,870	130,300
Watts Water Technologies, Inc., Class A	4,675	466,378
Welbilt, Inc.*	21,996	343,358

		13,891,425

Marine 0.1%
Costamare, Inc.	8,752	83,406
Eagle Bulk Shipping, Inc.* (a)	7,115	32,729
Genco Shipping & Trading Ltd. (a)	2,472	26,253
Matson, Inc.	7,145	291,516
Safe Bulkers, Inc.*	7,148	12,152
Scorpio Bulkers, Inc.	8,714	55,508

		501,564

Media 0.9%
Boston Omaha Corp., Class A* (a)	1,631	34,316
Cardlytics, Inc.*	2,452	154,133
Central European Media Enterprises Ltd., Class A*	14,330	64,915

22

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Media (continued)
Clear Channel Outdoor Holdings, Inc.*	10,117	$28,935
comScore, Inc.*	7,925	39,149
Cumulus Media, Inc., Class A*	2,281	40,077
Daily Journal Corp.*	202	58,665
Emerald Expositions Events, Inc.	4,244	44,774
Entercom Communications Corp., Class A (a)	22,648	105,087
Entravision Communications Corp., Class A	9,619	25,202
EW Scripps Co. (The), Class A (a)	9,266	145,569
Fluent, Inc.* (a)	6,890	17,225
Gannett Co., Inc. (a)	19,536	124,640
Gray Television, Inc.*	15,297	327,968
Hemisphere Media Group, Inc.*	2,947	43,763
Lee Enterprises, Inc.*	8,608	12,223
Liberty Latin America Ltd., Class A*	7,833	151,177
Liberty Latin America Ltd., Class C*	19,504	379,548
Loral Space & Communications, Inc.*	2,213	71,524
Marchex, Inc., Class B*	5,574	21,070
MDC Partners, Inc., Class A*	11,367	31,600
Meredith Corp. (a)	6,743	218,945
MSG Networks, Inc., Class A* (a)	7,277	126,620
National CineMedia, Inc.	10,428	76,020
Saga Communications, Inc., Class A	572	17,389
Scholastic Corp.	4,999	192,211
TechTarget, Inc.*	3,901	101,816
TEGNA, Inc.	36,830	614,693
Tribune Publishing Co.	2,966	39,032
WideOpenWest, Inc.* (a)	3,744	27,780

		3,336,066

Metals & Mining 1.3%
AK Steel Holding Corp.* (a)	53,348	175,515
Allegheny Technologies, Inc.* (a)	21,306	440,182
Carpenter Technology Corp.	7,978	397,145
Century Aluminum Co.*	8,506	63,922
Cleveland-Cliffs, Inc. (a)	45,528	382,435
Coeur Mining, Inc.*	40,347	326,004
Commercial Metals Co. (a)	19,973	444,799
Compass Minerals International, Inc. (a)	5,779	352,288
Gold Resource Corp. (a)	10,281	56,957
Haynes International, Inc.	2,104	75,281
Hecla Mining Co. (a)	82,339	279,129
Kaiser Aluminum Corp.	2,668	295,854
Materion Corp.	3,423	203,497
Mayville Engineering Co., Inc.*	1,040	9,755
Novagold Resources, Inc.*	39,202	351,250
Olympic Steel, Inc.	1,562	27,991
Ramaco Resources, Inc.*	724	2,592
Ryerson Holding Corp.*	2,740	32,414
Schnitzer Steel Industries, Inc., Class A	4,476	97,040
SunCoke Energy, Inc.	12,468	77,676
Synalloy Corp.*	1,236	15,957
TimkenSteel Corp.*	6,643	52,214
Warrior Met Coal, Inc.	8,778	185,479
Worthington Industries, Inc.	6,516	274,845

		4,620,221

Mortgage Real Estate Investment Trusts (REITs) 1.3%
AG Mortgage Investment Trust, Inc.	5,367	82,759
Anworth Mortgage Asset Corp.	16,803	59,147

Common Stocks (continued)

	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Apollo Commercial Real Estate Finance, Inc.	26,139	$478,082
Ares Commercial Real Estate Corp.	4,571	72,405
Arlington Asset Investment Corp., Class A	6,231	34,707
ARMOUR Residential REIT, Inc.	9,981	178,360
Blackstone Mortgage Trust, Inc., Class A	21,380	795,764
Capstead Mortgage Corp.	15,838	125,437
Cherry Hill Mortgage Investment Corp.	2,567	37,452
Colony Credit Real Estate, Inc.	13,706	180,371
Dynex Capital, Inc.	4,071	68,963
Ellington Financial, Inc. (a)	5,442	99,752
Exantas Capital Corp.	4,917	58,070
Granite Point Mortgage Trust, Inc.	9,077	166,835
Great Ajax Corp.	2,893	42,845
Invesco Mortgage Capital, Inc.	24,362	405,627
KKR Real Estate Finance Trust, Inc.	4,147	84,682
Ladder Capital Corp.	17,309	312,254
New York Mortgage Trust, Inc.	44,568	277,659
Orchid Island Capital, Inc.	10,725	62,741
PennyMac Mortgage Investment Trust	14,396	320,887
Ready Capital Corp.	5,366	82,744
Redwood Trust, Inc.	18,945	313,350
TPG RE Finance Trust, Inc.	8,441	171,099
Western Asset Mortgage Capital Corp.	8,804	90,945

		4,602,937

Multiline Retail 0.1%
Big Lots, Inc.	6,468	185,761
Dillard’s, Inc., Class A (a)	1,738	127,708
JC Penney Co., Inc.* (a)	53,101	59,473

		372,942

Multi-Utilities 0.6%
Avista Corp.	11,278	542,359
Black Hills Corp.	10,345	812,496
NorthWestern Corp.	8,581	615,000
Unitil Corp.	2,507	154,983

		2,124,838

Oil, Gas & Consumable Fuels 2.1%
Abraxas Petroleum Corp.* (a)	28,141	9,880
Altus Midstream Co.* (a)	8,100	23,166
Amplify Energy Corp. (a)	2,252	14,886
Arch Coal, Inc., Class A (a)	2,760	198,002
Ardmore Shipping Corp.*	5,585	50,544
Berry Petroleum Corp.	10,229	96,460
Bonanza Creek Energy, Inc.*	3,401	79,379
Brigham Minerals, Inc., Class A	2,601	55,765
California Resources Corp.* (a)	7,817	70,588
Callon Petroleum Co.* (a)	62,201	300,431
Chaparral Energy, Inc., Class A* (a)	4,992	8,786
Clean Energy Fuels Corp.*	21,321	49,891
CNX Resources Corp.* (a)	31,382	277,731
Comstock Resources, Inc.* (a)	2,430	19,999
CONSOL Energy, Inc.*	4,452	64,599
Contura Energy, Inc.* (a)	3,058	27,675
CVR Energy, Inc. (a)	4,968	200,856
Delek US Holdings, Inc. (a)	12,489	418,756
Denbury Resources, Inc.* (a)	81,602	115,059
DHT Holdings, Inc.	15,107	125,086
Diamond S Shipping, Inc.*	3,586	60,030

23

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Dorian LPG Ltd.*	4,886	$75,635
Earthstone Energy, Inc., Class A* (a)	3,350	21,206
Energy Fuels, Inc.* (a)	14,091	26,914
Evolution Petroleum Corp.	4,547	24,872
Extraction Oil & Gas, Inc.* (a)	13,695	29,033
Falcon Minerals Corp. (a)	6,024	42,529
GasLog Ltd.	6,853	67,091
Golar LNG Ltd. (a)	16,081	228,672
Goodrich Petroleum Corp.*	1,267	12,721
Green Plains, Inc. (a)	6,050	93,352
Gulfport Energy Corp.* (a)	27,128	82,469
Hallador Energy Co.	3,562	10,579
HighPoint Resources Corp.* (a)	19,423	32,825
International Seaways, Inc.*	4,271	127,105
Jagged Peak Energy, Inc.* (a)	10,758	91,335
Laredo Petroleum, Inc.*	30,559	87,704
Magnolia Oil & Gas Corp., Class A* (a)	17,336	218,087
Matador Resources Co.* (a)	18,832	338,411
Montage Resources Corp.* (a)	3,467	27,528
NACCO Industries, Inc., Class A (a)	590	27,630
NextDecade Corp.* (a)	2,175	13,355
Nordic American Tankers Ltd.	23,597	116,097
Northern Oil and Gas, Inc.* (a)	49,782	116,490
Oasis Petroleum, Inc.* (a)	54,319	177,080
Overseas Shipholding Group, Inc., Class A*	12,144	27,931
Panhandle Oil and Gas, Inc., Class A	2,912	32,644
Par Pacific Holdings, Inc.*	6,040	140,370
PDC Energy, Inc.*	10,598	277,350
Peabody Energy Corp. (a)	11,706	106,759
Penn Virginia Corp.*	2,512	76,239
PrimeEnergy Resources Corp.*	81	12,252
QEP Resources, Inc.	40,526	182,367
Renewable Energy Group, Inc.* (a)	6,134	165,311
REX American Resources Corp.*	932	76,387
Ring Energy, Inc.* (a)	10,366	27,366
Rosehill Resources, Inc.*	1,996	2,555
SandRidge Energy, Inc.*	4,659	19,754
Scorpio Tankers, Inc.	7,469	293,830
SFL Corp. Ltd.	13,770	200,216
SilverBow Resources, Inc.*	1,010	9,999
SM Energy Co. (a)	18,980	213,335
Southwestern Energy Co.* (a)	92,078	222,829
SRC Energy, Inc.*	41,283	170,086
Talos Energy, Inc.* (a)	3,409	102,781
Teekay Corp. (a)	12,241	65,122
Teekay Tankers Ltd., Class A*	4,289	102,807
Tellurian, Inc.* (a)	16,269	118,438
Unit Corp.* (a)	8,844	6,152
Uranium Energy Corp.* (a)	27,069	24,882
W&T Offshore, Inc.*	15,841	88,076
Whiting Petroleum Corp.* (a)	15,410	113,109
World Fuel Services Corp.	10,927	474,450

		7,709,686

Paper & Forest Products 0.4%
Boise Cascade Co.	6,578	240,294
Clearwater Paper Corp.* (a)	2,707	57,821
Louisiana-Pacific Corp.	20,695	614,021
Neenah, Inc.	2,862	201,571
PH Glatfelter Co.	7,376	134,981

Common Stocks (continued)

	Shares	Value

Paper & Forest Products (continued)
Schweitzer-Mauduit International, Inc.	5,231	$219,650
Verso Corp., Class A*	5,905	106,467

		1,574,805

Personal Products 0.3%
BellRing Brands, Inc., Class A*	6,736	143,409
Edgewell Personal Care Co.*	9,089	281,395
elf Beauty, Inc.*	4,258	68,682
Inter Parfums, Inc.	2,968	215,803
Lifevantage Corp.*	2,228	34,779
Medifast, Inc. (a)	1,901	208,312
Nature’s Sunshine Products, Inc.*	1,586	14,163
Revlon, Inc., Class A* (a)	1,213	25,982
USANA Health Sciences, Inc.* (a)	2,210	173,596
Youngevity International, Inc.* (a)	1,318	4,297

		1,170,418

Pharmaceuticals 1.8%
AcelRx Pharmaceuticals, Inc.* (a)	12,634	26,658
Acer Therapeutics, Inc.* (a)	1,523	6,107
Aclaris Therapeutics, Inc.* (a)	4,528	8,558
Aerie Pharmaceuticals, Inc.* (a)	7,149	172,791
Akorn, Inc.*	16,678	25,017
Amneal Pharmaceuticals, Inc.* (a)	20,023	96,511
Amphastar Pharmaceuticals, Inc.*	6,077	117,225
ANI Pharmaceuticals, Inc.* (a)	1,548	95,465
Arvinas, Inc.* (a)	3,593	147,636
Assertio Therapeutics, Inc.* (a)	11,120	13,900
Axsome Therapeutics, Inc.*	4,396	454,371
BioDelivery Sciences International, Inc.*	14,889	94,098
Cara Therapeutics, Inc.* (a)	6,744	108,646
cbdMD, Inc.* (a)	1,515	3,424
Cerecor, Inc.* (a)	3,418	18,423
Chiasma, Inc.* (a)	5,497	27,265
Collegium Pharmaceutical, Inc.*	5,443	112,017
Corcept Therapeutics, Inc.* (a)	16,214	196,189
CorMedix, Inc.* (a)	3,785	27,555
Cymabay Therapeutics, Inc.* (a)	11,147	21,848
Dermira, Inc.* (a)	8,004	121,341
Eloxx Pharmaceuticals, Inc.* (a)	4,261	31,361
Endo International plc*	38,077	178,581
Evofem Biosciences, Inc.* (a)	2,229	13,753
Evolus, Inc.* (a)	3,129	38,080
EyePoint Pharmaceuticals, Inc.* (a)	9,862	15,286
Fulcrum Therapeutics, Inc.* (a)	728	12,114
Innoviva, Inc.*	10,819	153,197
Intersect ENT, Inc.*	5,202	129,530
Intra-Cellular Therapies, Inc.*	7,441	255,301
Kala Pharmaceuticals, Inc.* (a)	3,901	14,395
Kaleido Biosciences, Inc.* (a)	1,924	9,658
Lannett Co., Inc.* (a)	5,315	46,878
Liquidia Technologies, Inc.*	2,154	9,208
Mallinckrodt plc* (a)	13,605	47,481
Marinus Pharmaceuticals, Inc.*	7,492	16,183
Menlo Therapeutics, Inc.*	2,537	11,772
MyoKardia, Inc.* (a)	7,525	548,460
NGM Biopharmaceuticals, Inc.* (a)	4,135	76,456
Ocular Therapeutix, Inc.* (a)	6,488	25,628
Odonate Therapeutics, Inc.*	1,895	61,493
Omeros Corp.* (a)	7,994	112,635

24

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Optinose, Inc.* (a)	4,041	$37,258
Osmotica Pharmaceuticals plc* (a)	1,598	11,170
Pacira BioSciences, Inc.*	6,941	314,427
Paratek Pharmaceuticals, Inc.* (a)	4,717	19,009
Phathom Pharmaceuticals, Inc.*	1,822	56,737
Phibro Animal Health Corp., Class A	3,338	82,883
Prestige Consumer Healthcare, Inc.*	8,458	342,549
Reata Pharmaceuticals, Inc., Class A* (a)	3,788	774,381
Recro Pharma, Inc.* (a)	3,324	60,929
resTORbio, Inc.*	2,412	3,594
Revance Therapeutics, Inc.* (a)	7,644	124,062
Satsuma Pharmaceuticals, Inc.*	749	14,740
SIGA Technologies, Inc.*	8,870	42,310
Strongbridge Biopharma plc* (a)	5,778	12,076
Supernus Pharmaceuticals, Inc.*	8,303	196,947
TherapeuticsMD, Inc.* (a)	37,504	90,760
Theravance Biopharma, Inc.* (a)	7,572	196,039
Tricida, Inc.* (a)	3,697	139,525
Verrica Pharmaceuticals, Inc.* (a)	2,273	36,118
WaVe Life Sciences Ltd.* (a)	3,641	29,183
Xeris Pharmaceuticals, Inc.*	4,313	30,407
Zogenix, Inc.*	7,224	376,587
Zynerba Pharmaceuticals, Inc.* (a)	4,473	27,017

		6,721,203

Professional Services 1.4%
Acacia Research Corp.*	7,232	19,237
ASGN, Inc.*	8,656	614,316
Barrett Business Services, Inc.	1,222	110,542
BG Staffing, Inc.	1,650	36,118
CBIZ, Inc.*	8,690	234,282
CRA International, Inc.	1,220	66,453
Exponent, Inc.	8,764	604,804
Forrester Research, Inc.*	1,821	75,936
Franklin Covey Co.*	1,607	51,794
FTI Consulting, Inc.*	6,308	698,043
GP Strategies Corp.*	2,243	29,675
Heidrick & Struggles International, Inc. (a)	3,047	99,027
Huron Consulting Group, Inc.*	3,769	259,006
ICF International, Inc.	3,043	278,800
InnerWorkings, Inc.*	7,476	41,193
Insperity, Inc.	6,440	554,098
Kelly Services, Inc., Class A	5,362	121,074
Kforce, Inc.	3,638	144,429
Korn Ferry	9,417	399,281
Mistras Group, Inc.*	3,322	47,405
Resources Connection, Inc.	5,029	82,123
TriNet Group, Inc.*	7,569	428,481
TrueBlue, Inc.*	6,525	156,991
Upwork, Inc.* (a)	9,649	102,955
Willdan Group, Inc.* (a)	1,679	53,359

		5,309,422

Real Estate Management & Development 0.7%
Altisource Portfolio Solutions SA* (a)	1,085	20,973
American Realty Investors, Inc.*	423	7,246
Consolidated-Tomoka Land Co.	807	48,678
Cushman & Wakefield plc* (a)	19,084	390,077
eXp World Holdings, Inc.* (a)	3,494	39,587
Forestar Group, Inc.*	2,041	42,555

Common Stocks (continued)

	Shares	Value

Real Estate Management & Development (continued)
FRP Holdings, Inc.*	1,232	$61,366
Griffin Industrial Realty, Inc.	155	6,130
Kennedy-Wilson Holdings, Inc. (a)	20,784	463,483
Marcus & Millichap, Inc.* (a)	3,960	147,510
Maui Land & Pineapple Co., Inc.*	983	11,059
Newmark Group, Inc., Class A	24,154	324,992
Rafael Holdings, Inc., Class B*	1,686	30,078
RE/MAX Holdings, Inc., Class A	2,989	115,047
Realogy Holdings Corp. (a)	19,274	186,572
Redfin Corp.* (a)	15,162	320,525
RMR Group, Inc. (The), Class A	2,593	118,345
St Joe Co. (The)* (a)	5,655	112,139
Stratus Properties, Inc.*	994	30,794
Tejon Ranch Co.*	3,556	56,825
Transcontinental Realty Investors, Inc.*	231	9,212

		2,543,193

Road & Rail 0.5%
ArcBest Corp.	4,238	116,969
Avis Budget Group, Inc.*	9,897	319,079
Covenant Transportation Group, Inc., Class A*	1,917	24,777
Daseke, Inc.*	7,821	24,715
Heartland Express, Inc. (a)	7,779	163,748
Hertz Global Holdings, Inc.* (a)	17,070	268,853
Marten Transport Ltd.	6,645	142,801
PAM Transportation Services, Inc.*	334	19,275
Roadrunner Transportation Systems, Inc.* (a)	700	6,447
Saia, Inc.* (a)	4,393	409,076
Universal Logistics Holdings, Inc. (a)	1,585	30,052
US Xpress Enterprises, Inc., Class A* (a)	3,228	16,237
Werner Enterprises, Inc.	7,665	278,929
YRC Worldwide, Inc.* (a)	4,786	12,204

		1,833,162

Semiconductors & Semiconductor Equipment 2.8%
Adesto Technologies Corp.*	4,687	39,840
Advanced Energy Industries, Inc.*	6,448	459,098
Alpha & Omega Semiconductor Ltd.*	3,600	49,032
Ambarella, Inc.*	5,349	323,935
Amkor Technology, Inc.*	16,636	216,268
Axcelis Technologies, Inc.*	5,426	130,739
AXT, Inc.*	6,522	28,371
Brooks Automation, Inc.	12,022	504,443
Cabot Microelectronics Corp.	4,912	708,900
CEVA, Inc.*	3,708	99,968
Cirrus Logic, Inc.* (a)	9,869	813,304
Cohu, Inc.	6,819	155,814
Diodes, Inc.*	6,955	392,053
DSP Group, Inc.*	3,736	58,805
Enphase Energy, Inc.* (a)	15,555	406,452
FormFactor, Inc.*	12,782	331,949
GSI Technology, Inc.*	2,388	16,931
Ichor Holdings Ltd.*	3,924	130,551
Impinj, Inc.*	2,843	73,520
Inphi Corp.*	7,614	563,588
Lattice Semiconductor Corp.*	21,368	408,984
MACOM Technology Solutions Holdings, Inc.*	7,782	207,001

25

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
MaxLinear, Inc.*	11,192	$237,494
NeoPhotonics Corp.*	7,013	61,855
NVE Corp.	875	62,475
Onto Innovation, Inc.*	8,200	299,628
PDF Solutions, Inc.* (a)	4,579	77,339
Photronics, Inc.*	10,326	162,738
Power Integrations, Inc. (a)	4,758	470,614
Rambus, Inc.*	18,980	261,450
Semtech Corp.*	11,163	590,523
Silicon Laboratories, Inc.*	7,282	844,566
SMART Global Holdings, Inc.*	2,216	84,075
SunPower Corp.* (a)	10,654	83,101
Synaptics, Inc.*	5,698	374,757
Ultra Clean Holdings, Inc.* (a)	6,694	157,108
Veeco Instruments, Inc.*	8,154	119,742
Xperi Corp.	8,342	154,327

		10,161,338

Software 4.4%
8x8, Inc.* (a)	15,692	287,164
A10 Networks, Inc.*	9,322	64,042
ACI Worldwide, Inc.*	19,507	739,023
Agilysys, Inc.*	3,504	89,037
Alarm.com Holdings, Inc.* (a)	6,223	267,402
Altair Engineering, Inc., Class A* (a)	6,774	243,254
American Software, Inc., Class A	4,884	72,674
Appfolio, Inc., Class A* (a)	2,661	292,577
Appian Corp.* (a)	5,768	220,395
Avaya Holdings Corp.* (a)	18,545	250,358
Benefitfocus, Inc.* (a)	5,018	110,095
Blackbaud, Inc. (a)	8,276	658,770
Blackline, Inc.* (a)	7,323	377,574
Bottomline Technologies DE, Inc.*	7,335	393,156
Box, Inc., Class A* (a)	24,271	407,267
ChannelAdvisor Corp.*	4,957	44,811
Cision Ltd.*	15,508	154,615
Cloudera, Inc.* (a)	40,780	474,271
CommVault Systems, Inc.*	6,937	309,668
Cornerstone OnDemand, Inc.*	9,650	565,008
Digimarc Corp.* (a)	1,985	66,617
Digital Turbine, Inc.* (a)	13,289	94,751
Domo, Inc., Class B* (a)	2,964	64,378
Ebix, Inc. (a)	3,940	131,635
eGain Corp.*	3,388	26,833
Envestnet, Inc.* (a)	8,176	569,295
Everbridge, Inc.* (a)	5,631	439,668
Five9, Inc.*	10,132	664,457
ForeScout Technologies, Inc.*	7,170	235,176
GTY Technology Holdings, Inc.* (a)	6,324	37,248
Ideanomics, Inc.* (a)	8,177	6,997
Instructure, Inc.*	5,853	282,173
Intelligent Systems Corp.* (a)	1,095	43,734
j2 Global, Inc. (a)	7,899	740,215
LivePerson, Inc.* (a)	10,518	389,166
Majesco*	1,044	8,613
MicroStrategy, Inc., Class A*	1,397	199,254
Mitek Systems, Inc.* (a)	4,713	36,054
MobileIron, Inc.*	16,751	81,410
Model N, Inc.* (a)	5,521	193,621
OneSpan, Inc.*	5,352	91,626

Common Stocks (continued)

	Shares	Value

Software (continued)
Phunware, Inc.*	4,454	$5,300
Ping Identity Holding Corp.* (a)	2,333	56,692
Progress Software Corp.	7,532	312,955
PROS Holdings, Inc.*	5,573	333,934
Q2 Holdings, Inc.* (a)	7,395	599,587
QAD, Inc., Class A	1,941	98,855
Qualys, Inc.* (a)	5,702	475,376
Rapid7, Inc.*	8,348	467,655
Rimini Street, Inc.*	3,153	12,234
SailPoint Technologies Holding, Inc.* (a)	14,523	342,743
SecureWorks Corp., Class A*	1,334	22,224
SharpSpring, Inc.* (a)	1,718	19,705
ShotSpotter, Inc.* (a)	1,302	33,201
SPS Commerce, Inc.*	5,925	328,364
SVMK, Inc.*	14,704	262,760
Synchronoss Technologies, Inc.* (a)	6,150	29,213
Telaria, Inc.* (a)	7,334	64,613
Telenav, Inc.*	6,587	32,013
Tenable Holdings, Inc.* (a)	6,372	152,673
TiVo Corp.	21,060	178,589
Upland Software, Inc.* (a)	3,841	137,162
Varonis Systems, Inc.* (a)	5,022	390,260
Verint Systems, Inc.* (a)	11,251	622,855
VirnetX Holding Corp.* (a)	9,804	37,255
Workiva, Inc.*	6,223	261,677
Yext, Inc.*	16,008	230,835
Zix Corp.* (a)	8,614	58,403
Zuora, Inc., Class A* (a)	14,978	214,635

		16,205,850

Specialty Retail 2.5%
Aaron’s, Inc.	11,445	653,624
Abercrombie & Fitch Co., Class A (a)	10,773	186,265
American Eagle Outfitters, Inc. (a)	26,926	395,812
America’s Car-Mart, Inc.*	1,010	110,757
Asbury Automotive Group, Inc.* (a)	3,269	365,441
Ascena Retail Group, Inc.* (a)	1,360	10,424
At Home Group, Inc.*	7,925	43,587
Barnes & Noble Education, Inc.*	8,280	35,356
Bed Bath & Beyond, Inc. (a)	20,773	359,373
Boot Barn Holdings, Inc.*	4,739	211,028
Buckle, Inc. (The) (a)	4,893	132,307
Caleres, Inc. (a)	6,542	155,372
Camping World Holdings, Inc., Class A (a)	5,415	79,817
Cato Corp. (The), Class A	3,795	66,033
Chico’s FAS, Inc. (a)	19,159	72,996
Children’s Place, Inc. (The) (a)	2,516	157,300
Citi Trends, Inc.	1,925	44,506
Conn’s, Inc.* (a)	3,386	41,953
Container Store Group, Inc. (The)* (a)	2,328	9,824
Designer Brands, Inc., Class A (a)	10,675	168,024
Express, Inc.* (a)	12,256	59,687
GameStop Corp., Class A (a)	13,391	81,417
Genesco, Inc.* (a)	2,626	125,838
GNC Holdings, Inc., Class A* (a)	15,898	42,925
Group 1 Automotive, Inc.	2,988	298,800
Guess?, Inc. (a)	8,169	182,822
Haverty Furniture Cos., Inc.	2,886	58,182
Hibbett Sports, Inc.* (a)	2,948	82,662
Hudson Ltd., Class A*	6,944	106,521

26

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
J. Jill, Inc. (a)	2,702	$3,053
Lithia Motors, Inc., Class A	3,799	558,453
Lumber Liquidators Holdings, Inc.*	4,423	43,213
MarineMax, Inc.*	3,572	59,617
Michaels Cos., Inc. (The)* (a)	14,705	118,963
Monro, Inc. (a)	5,530	432,446
Murphy USA, Inc.*	5,054	591,318
National Vision Holdings, Inc.* (a)	13,086	424,379
Office Depot, Inc.	93,020	254,875
Party City Holdco, Inc.* (a)	8,674	20,297
Rent-A-Center, Inc. (a)	8,356	240,987
RH* (a)	2,802	598,227
RTW RetailWinds, Inc.*	4,242	3,398
Sally Beauty Holdings, Inc.* (a)	20,103	366,880
Shoe Carnival, Inc. (a)	1,667	62,146
Signet Jewelers Ltd. (a)	8,780	190,877
Sleep Number Corp.* (a)	4,870	239,799
Sonic Automotive, Inc., Class A	3,938	122,078
Sportsman’s Warehouse Holdings, Inc.* (a)	7,467	59,960
Tailored Brands, Inc. (a)	7,720	31,961
Tilly’s, Inc., Class A	4,152	50,862
Winmark Corp.	420	83,286
Zumiez, Inc.*	3,231	111,599

		9,007,327

Technology Hardware, Storage & Peripherals 0.2%
3D Systems Corp.* (a)	19,469	170,354
AstroNova, Inc.	1,077	14,776
Avid Technology, Inc.*	4,446	38,147
Diebold Nixdorf, Inc.* (a)	13,007	137,354
Immersion Corp.* (a)	5,051	37,529
Sonim Technologies, Inc.* (a)	591	2,145
Stratasys Ltd.* (a)	8,772	177,414

		577,719

Textiles, Apparel & Luxury Goods 1.0%
Centric Brands, Inc.*	2,498	5,421
Crocs, Inc.*	11,688	489,610
Culp, Inc.	1,609	21,914
Deckers Outdoor Corp.*	4,859	820,491
Delta Apparel, Inc.*	986	30,665
Fossil Group, Inc.* (a)	7,624	60,077
G-III Apparel Group Ltd.* (a)	7,678	257,213
Kontoor Brands, Inc. (a)	7,425	311,776
Movado Group, Inc. (a)	2,805	60,981
Oxford Industries, Inc. (a)	2,817	212,458
Rocky Brands, Inc.	1,288	37,906
Steven Madden Ltd. (a)	14,224	611,774
Superior Group of Cos., Inc.	1,709	23,140
Unifi, Inc.*	2,599	65,651
Vera Bradley, Inc.* (a)	3,373	39,801
Vince Holding Corp.* (a)	496	8,586
Wolverine World Wide, Inc. (a)	14,060	474,384

		3,531,848

Thrifts & Mortgage Finance 2.0%
Axos Financial, Inc.*	9,792	296,502
Bridgewater Bancshares, Inc.*	3,935	54,224
Capitol Federal Financial, Inc.	22,437	308,060
Columbia Financial, Inc.* (a)	9,091	154,002

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
Entegra Financial Corp.*	1,142	$34,443
ESSA Bancorp, Inc.	1,831	31,035
Essent Group Ltd.	16,318	848,373
Federal Agricultural Mortgage Corp., Class C	1,528	127,588
First Defiance Financial Corp.	3,235	101,870
Flagstar Bancorp, Inc.	5,874	224,680
FS Bancorp, Inc.	664	42,357
Greene County Bancorp, Inc.	449	12,927
Hingham Institution for Savings	239	50,238
Home Bancorp, Inc.	1,320	51,731
HomeStreet, Inc.*	3,156	107,304
Kearny Financial Corp.	13,671	189,070
Luther Burbank Corp.	3,310	38,164
Merchants Bancorp	1,541	30,373
Meridian Bancorp, Inc.	8,294	166,626
Meta Financial Group, Inc. (a)	5,980	218,330
MMA Capital Holdings, Inc.*	767	24,391
Mr. Cooper Group, Inc.* (a)	12,891	161,266
NMI Holdings, Inc., Class A*	11,032	366,042
Northfield Bancorp, Inc.	7,669	130,066
Northwest Bancshares, Inc.	16,679	277,372
OceanFirst Financial Corp.	8,678	221,636
Ocwen Financial Corp.*	21,743	29,788
OP Bancorp	2,329	24,152
PCSB Financial Corp.	2,603	52,711
PDL Community Bancorp*	1,297	19,066
PennyMac Financial Services, Inc.	3,057	104,060
Pioneer Bancorp, Inc.*	1,772	27,129
Provident Bancorp, Inc.*	1,307	16,272
Provident Financial Holdings, Inc.	897	19,644
Provident Financial Services, Inc.	9,973	245,834
Prudential Bancorp, Inc.	1,380	25,571
Radian Group, Inc.	34,283	862,560
Riverview Bancorp, Inc.	3,602	29,572
Southern Missouri Bancorp, Inc.	1,294	49,638
Sterling Bancorp, Inc.	2,706	21,919
Territorial Bancorp, Inc.	1,331	41,181
Timberland Bancorp, Inc.	1,248	37,116
TrustCo Bank Corp.	15,360	133,171
United Community Financial Corp.	8,339	97,233
Walker & Dunlop, Inc.	4,665	301,732
Washington Federal, Inc.	13,312	487,885
Waterstone Financial, Inc.	3,960	75,359
Western New England Bancorp, Inc.	4,014	38,655
WSFS Financial Corp.	8,812	387,640

		7,396,558

Tobacco 0.1%
22nd Century Group, Inc.* (a)	17,151	18,866
Pyxus International, Inc.* (a)	1,248	11,157
Turning Point Brands, Inc. (a)	1,359	38,868
Universal Corp.	4,130	235,658
Vector Group Ltd. (a)	18,795	251,665

		556,214

Trading Companies & Distributors 1.4%
Aircastle Ltd.	8,916	285,401
Applied Industrial Technologies, Inc.	6,496	433,218
Beacon Roofing Supply, Inc.*	11,504	367,898

27

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Trading Companies & Distributors (continued)
BlueLinx Holdings, Inc.* (a)	1,310	$18,668
BMC Stock Holdings, Inc.*	11,116	318,918
CAI International, Inc.* (a)	2,717	78,739
DXP Enterprises, Inc.*	2,754	109,637
EVI Industries, Inc.* (a)	725	19,604
Foundation Building Materials, Inc.*	3,446	66,680
GATX Corp. (a)	5,928	491,135
General Finance Corp.*	2,166	23,978
GMS, Inc.*	6,750	182,790
H&E Equipment Services, Inc.	5,501	183,898
Herc Holdings, Inc.*	4,110	201,143
Kaman Corp.	4,642	306,001
Lawson Products, Inc.*	707	36,835
MRC Global, Inc.*	13,115	178,889
NOW, Inc.*	18,350	206,254
Rush Enterprises, Inc., Class A	4,608	214,272
Rush Enterprises, Inc., Class B	785	35,875
SiteOne Landscape Supply, Inc.* (a)	6,922	627,479
Systemax, Inc.	2,146	53,993
Textainer Group Holdings Ltd.*	9,227	98,821
Titan Machinery, Inc.*	3,208	47,414
Transcat, Inc.*	1,170	37,276
Triton International Ltd.	9,281	373,096
Veritiv Corp.*	2,132	41,936
Willis Lease Finance Corp.*	498	29,337

		5,069,185

Water Utilities 0.5%
American States Water Co.	6,211	538,121
AquaVenture Holdings Ltd.*	2,334	63,298
Artesian Resources Corp., Class A	1,355	50,420
Cadiz, Inc.* (a)	2,305	25,401
California Water Service Group (a)	8,143	419,853
Consolidated Water Co. Ltd.	2,443	39,821
Global Water Resources, Inc.	2,176	28,614
Middlesex Water Co.	2,749	174,754
Pure Cycle Corp.*	2,899	36,498
SJW Group	4,459	316,857
York Water Co. (The)	2,187	100,843

		1,794,480

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.* (a)	7,360	80,592
Gogo, Inc.* (a)	9,808	62,771
Shenandoah Telecommunications Co. (a)	8,044	334,711
Spok Holdings, Inc.	2,885	35,284

		513,358

Total Common Stocks (cost $296,295,846)		355,923,478

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Oncternal Therapeutics, Inc., CVR*¥	97	199

Rights (continued)

	Number of Rights	Value

Chemicals 0.0%†
A Schulman, Inc., CVR*¥	3,948	$1,709

Pharmaceuticals 0.0%†
Corium International, Inc., CVR*^¥ (a)	3,946	0

Total Rights (cost $—)		1,908

Repurchase Agreements 16.0%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $704,155, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $718,175. (b)(c)	$704,093	704,093
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $12,013,750, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $12,240,000. (b)(c)	12,000,000	12,000,000
Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $4,064,484, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $4,080,000. (b)(c)(d)	4,000,000	4,000,000
NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $30,009,217, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $30,602,673. (b)(c)	30,000,000	30,000,000
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $6,000,517, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $6,120,000. (b)(c)	6,000,000	6,000,000

28

Statement of Investments (Continued)

December 31, 2019

NVIT Small Cap Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $6,000,554, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $6,120,004. (b)(c)	$6,000,000	$6,000,000

Total Repurchase Agreements (cost $58,704,093)		58,704,093

Total Investments (cost $354,999,939) — 112.8%		414,629,479

Liabilities in excess of other assets — (12.8)%		(47,206,756)

NET ASSETS — 100.0%		$367,422,723

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.
(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $87,309,224, which was collateralized by cash used to purchase repurchase agreements with a total value of $58,704,093 and by $31,064,159 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from 1/7/2020 – 2/15/2049, a total value of $89,768,252.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $58,704,093.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
Russell 2000 E-Mini Index	138	3/2020	USD	11,527,140	157,222

					157,222

At December 31, 2019, the Fund had $418,400 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

29

Statement of Assets and Liabilities

December 31, 2019

NVIT Small Cap Index Fund
Assets:
Investment securities, at value* (cost $296,295,846)	$355,925,386
Repurchase agreement, at value (cost $58,704,093)	58,704,093
Cash	10,795,489
Deposits with broker for futures contracts	418,400
Interest and dividends receivable	448,168
Security lending income receivable	53,021
Receivable for investments sold	916
Receivable for capital shares issued	89,630
Receivable for variation margin on futures contracts	15,176
Prepaid expenses	512

Total Assets	426,450,791

Liabilities:
Payable for investments purchased	3,487
Payable for capital shares redeemed	106,888
Payable upon return of securities loaned (Note 2)	58,704,093
Accrued expenses and other payables:
Investment advisory fees	66,547
Fund administration fees	27,393
Distribution fees	34,293
Administrative servicing fees	6,697
Accounting and transfer agent fees	3,495
Trustee fees	100
Custodian fees	11,672
Compliance program costs (Note 3)	356
Professional fees	20,510
Printing fees	4,375
Other	38,162

Total Liabilities	59,028,068

Net Assets	$367,422,723

Represented by:
Capital	$292,781,484
Total distributable earnings (loss)	74,641,239

Net Assets	$367,422,723

Net Assets:
Class II Shares	$163,601,416
Class Y Shares	203,821,307

Total	$367,422,723

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	20,284,593
Class Y Shares	24,924,288

Total	45,208,881

30

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT Small Cap Index Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$8.07
Class Y Shares	$8.18

*	Includes value of securities on loan of $87,309,224 (Note 2).

The accompanying notes are an integral part of these financial statements.

31

Statement of Operations

For the Year Ended December 31, 2019

NVIT Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$4,522,071
Income from securities lending (Note 2)	514,776
Interest income	291,209
Foreign tax withholding	(1,093)

Total Income	5,326,963

EXPENSES:
Investment advisory fees	624,488
Fund administration fees	152,632
Distribution fees Class II Shares	361,268
Administrative servicing fees Class II Shares	216,762
Professional fees	42,705
Printing fees	13,372
Trustee fees	11,655
Custodian fees	15,000
Accounting and transfer agent fees	4,050
Compliance program costs (Note 3)	1,339
Other	70,661

Total expenses before fees waived and expenses reimbursed	1,513,932

Administrative servicing fees waived — Class II (Note 3)	(101,155)
Expenses reimbursed by adviser (Note 3)	(10,835)

Net Expenses	1,401,942

NET INVESTMENT INCOME	3,925,021

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	13,900,433
Expiration or closing of futures contracts (Note 2)	2,198,008

Net realized gains	16,098,441

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	51,600,470
Futures contracts (Note 2)	327,188

Net change in unrealized appreciation/depreciation	51,927,658

Net realized/unrealized gains	68,026,099

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$71,951,120

The accompanying notes are an integral part of these financial statements.

32

Statements of Changes in Net Assets

	NVIT Small Cap Index Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$3,925,021	$4,403,264
Net realized gains	16,098,441	125,066,097
Net change in unrealized appreciation/depreciation	51,927,658	(155,122,913)

Change in net assets resulting from operations	71,951,120	(25,653,552)

Distributions to Shareholders From:
Distributable earnings:
Class II	(55,964,689)	(18,558,698)
Class Y	(69,692,264)	(24,851,439)

Change in net assets from shareholder distributions	(125,656,953)	(43,410,137)

Change in net assets from capital transactions	144,187,990	(246,306,905)

Change in net assets	90,482,157	(315,370,594)

Net Assets:
Beginning of year	276,940,566	592,311,160

End of year	$367,422,723	$276,940,566

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$27,249,771	$37,045,824
Dividends reinvested	55,964,689	18,558,698
Cost of shares redeemed	(14,277,264)	(26,394,873)

Total Class II Shares	68,937,196	29,209,649

Class Y Shares
Proceeds from shares issued	29,979,243	18,531,757
Dividends reinvested	69,692,264	24,851,439
Cost of shares redeemed	(24,420,713)	(318,899,750)

Total Class Y Shares	75,250,794	(275,516,554)

Change in net assets from capital transactions	$144,187,990	$(246,306,905)

SHARE TRANSACTIONS:
Class II Shares
Issued	2,658,225	2,716,192
Reinvested	7,653,873	1,398,139
Redeemed	(1,387,253)	(2,059,045)

Total Class II Shares	8,924,845	2,055,286

Class Y Shares
Issued	3,027,806	1,333,212
Reinvested	9,372,345	1,861,169
Redeemed	(2,318,182)	(22,615,501)

Total Class Y Shares	10,081,969	(19,421,120)

Total change in shares	19,006,814	(17,365,834)

The accompanying notes are an integral part of these financial statements.

33

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2019	$10.53	0.10	2.01	2.11	(0.08)	(4.49)	(4.57)	$8.07	24.96%		$163,601,416	0.61%	1.01%	0.68%	15.35%
Year Ended December 31, 2018	$13.53	0.12	(1.29)	(1.17)	(0.14)	(1.69)	(1.83)	$10.53	(11.34%	)	$119,577,417	0.61%	0.87%	0.69%	16.54%
Year Ended December 31, 2017	$12.45	0.11	1.60	1.71	(0.11)	(0.52)	(0.63)	$13.53	14.18%		$125,904,270	0.59%	0.88%	0.66%	18.00%
Year Ended December 31, 2016	$11.95	0.13	2.17	2.30	(0.12)	(1.68)	(1.80)	$12.45	20.87%		$77,556,189	0.60%	1.12%	0.67%	17.32%
Year Ended December 31, 2015	$13.86	0.14	(0.81)	(0.67)	(0.14)	(1.10)	(1.24)	$11.95	(4.88%	)	$46,201,177	0.60%	1.03%	0.67%	21.66%

Class Y Shares
Year Ended December 31, 2019	$10.60	0.14	2.03	2.17	(0.10)	(4.49)	(4.59)	$8.18	25.40%		$203,821,307	0.28%	1.34%	0.28%	15.35%
Year Ended December 31, 2018	$13.61	0.15	(1.29)	(1.14)	(0.18)	(1.69)	(1.87)	$10.60	(11.09%	)	$157,363,149	0.28%	1.12%	0.28%	16.54%
Year Ended December 31, 2017	$12.51	0.15	1.62	1.77	(0.15)	(0.52)	(0.67)	$13.61	14.56%		$466,406,890	0.26%	1.19%	0.26%	18.00%
Year Ended December 31, 2016	$11.99	0.17	2.18	2.35	(0.15)	(1.68)	(1.83)	$12.51	21.22%		$463,282,596	0.28%	1.43%	0.28%	17.32%
Year Ended December 31, 2015	$13.89	0.18	(0.81)	(0.63)	(0.17)	(1.10)	(1.27)	$11.99	(4.54%	)	$411,899,977	0.27%	1.32%	0.27%	21.66%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

34

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Small Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

35

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

36

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$355,923,478	$—	$—	$355,923,478
Futures Contracts	157,222	—	—	157,222
Repurchase Agreements	—	58,704,093	—	58,704,093
Rights	—	1,908	—	1,908
Total	$356,080,700	$58,706,001	$—	$414,786,701

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2019, the Fund held one rights investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency

37

Notes to Financial Statements (Continued)

December 31, 2019

and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under ”Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”.

38

Notes to Financial Statements (Continued)

December 31, 2019

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Receivable for variation margin on futures contracts	$157,222
Total		$157,222
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$2,198,008
Total	$2,198,008

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$327,188
Total	$327,188

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$13,017,790

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously

39

Notes to Financial Statements (Continued)

December 31, 2019

seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $58,704,093, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase

40

Notes to Financial Statements (Continued)

December 31, 2019

or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

41

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets and Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$704,093	$—	$704,093	$(704,093)	$—
BofA Securities, Inc.	12,000,000	—	12,000,000	(12,000,000)	—
Deutsche Bank
Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
NatWest Markets
Securities, Inc.	30,000,000	—	30,000,000	(30,000,000)	—
Nomura Securities
International, Inc.	6,000,000	—	6,000,000	(6,000,000)	—
Pershing LLC	6,000,000	—	6,000,000	(6,000,000)	—
Total	$58,704,093	$—	$58,704,093	$(58,704,093)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers

42

Notes to Financial Statements (Continued)

December 31, 2019

provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

43

Notes to Financial Statements (Continued)

December 31, 2019

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.19%
$1.5 billion up to $3 billion	0.17%
$3 billion and more	0.16%

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.19% and after expense reimbursements due to expense limitation agreement described below was 0.19%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees

44

Notes to Financial Statements (Continued)

December 31, 2019

or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$—	$28,464	$10,835	$39,299

Amounts designated as “—” are zero or have been rounded to zero

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $152,632 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,339.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide

45

Notes to Financial Statements (Continued)

December 31, 2019

administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class II shares. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class II shares of the Fund until April 30, 2020.

For the year ended December 31, 2019, the effective rate for administrative services fees before contractual fee waivers was 0.15%, and after contractual fee waivers was 0.08% for Class II shares.

For the year ended December 31, 2019, the Fund’s total administrative services fees were $216,762. During the year ended December 31, 2019, the waiver of such administrative services fees by NFS amounted to $101,155 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

Cross trades for the year ended December 31, 2019 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $859 and securities sales of $27,339 which resulted in net realized gains of $17,874. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available

46

Notes to Financial Statements (Continued)

December 31, 2019

through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $68,450,507 and sales of $48,512,731 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with

47

Notes to Financial Statements (Continued)

December 31, 2019

in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,060,253	$116,596,700	$125,656,953	$—	$125,656,953

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,268,101	$35,142,036	$43,410,137	$—	$43,410,137

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,211,090	$13,753,817	$16,964,907	$—	$57,676,332	$74,641,239

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$357,110,369	$96,705,156	$(39,028,824)	$57,676,332

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

48

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Small Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Small Cap Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

49

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Bond Index Fund

NVIT International Index Fund

NVIT Mid Cap Index Fund

NVIT S&P 500 Index Fund

NVIT Small Cap Index Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Adviser (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.
●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At

50

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Adviser.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge, the Trustees noted that the performance of each Index Fund, other than NVIT Bond Index Fund, for the three-year period ending June 30, 2019, was above the median of its peers. As to NVIT Bond Index Fund, the Trustees considered that, although the Fund underperformed most of the peers identified by Broadridge, the Fund’s return appeared to be within an acceptable range of the Fund’s benchmark performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

The Trustees also considered that the actual management fee rate and total expense ratio (including 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were below the medians of each Fund’s Broadridge expense group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that each Fund’s levels of expense generally supported a

51

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

recommendation to continue the Fund’s Advisory Agreements.

The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 32.10%.

The Fund designates $116,596,700, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

52

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

53

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

54

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

55

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

56

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

57

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

58

Market Index Definitions (cont.)

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

59

Market Index Definitions (cont.)

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would liketo maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

60

Market Index Definitions (cont.)

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

61

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

62

Annual Report

December 31, 2019

NVIT Multi-Manager International  Growth Fund

AR-MM-IG 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Multi-Manager International Growth Fund

For the annual period ended December 31, 2019, the NVIT Multi-Manager International Growth Fund (Class I*) returned 33.15%** versus 27.34% for its benchmark, the MSCI ACWI ex USA Growth Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Foreign Large Growth (consisting of 91 funds as of December 31, 2019), was 27.68% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Allianz Global Investors U.S. LLC and WCM Investment Management, LLC

The following commentary is provided by Allianz Global Investors U.S. LLC

International equities delivered robust gains over 2019, in a volatile year that began and finished with plenty of positive momentum. After a weak end to 2018, stock markets rebounded in January, and the advance continued throughout 2019, with many markets closing the year at, or near, record multi-month highs. Monetary policy U-turns by major Central Banks and better-than-expected first-quarter and third-quarter corporate earnings results fueled the rally, as did optimism over improved United States/China trade relations. However, trade war flare ups and fears of a severe global slowdown caused significant stock market corrections in May and August. Within Europe, UK equities performed well but still lagged most other developed markets over fears of a no-deal Brexit, until a general election in December resulted in a decisive victory for the ruling Conservative party and provided more clarity for investors. In general, developed markets outperformed developing ones. At a sector level, Information Technology stocks led the advance, soaring in value, while Energy was the weakest sector.

The year 2019 began with a steadfast rally through April, as most of the Fund sleeve’s holdings that were challenged during the sentiment-driven sell-off of late 2018 rebounded on reassuring earnings results. Following the strong start, however, sentiment-driven investors interrupted the strong run with sharp risk-on, risk-off rotations following each installment of Brexit, Trade War and Central Bank news — particularly in May, July and August. For the Fund’s sleeve, with no or limited exposure to low-beta sectors such as Utilities, Real Estate and Consumer Staples, those risk-off rotations resulted in underperformance over some short timeframes. In September and October, there was a brief value rally, triggered by dovish Central Banks and, more locally, Brexit optimism. However, strong earnings results, particularly in the first quarter and third quarter, provided the fundamental ingredients for the Fund’s sleeve to ultimately outperform again.

With our purely bottom-up stock picking approach, and long-term investment horizon of five years and beyond, we place the most emphasis on company fundamentals — believing that stock prices will follow strong cash flow and earnings growth that compounds over time. As such, the overall strength and resilience of many of the Fund sleeve’s holdings during the year was pleasing to see and also was ultimately rewarded in positive Fund sleeve performance over the more meaningful timeframe of a year.

The Fund sleeve’s strategy is sector and country agnostic, although the performance attribution shows the overweight to Information Technology had been supported by strength in this sector, while the underweight to Healthcare was unhelpful, being a popular hiding spot for more cautious investors during the period. Stock selection within Industrials was particularly strong, and stock selection was weakest within Communication Services. From a country perspective, Canada proved to be the best hunting ground, while selection within China was more challenged.

3

Fund Commentary (cont.)	NVIT Multi-Manager International Growth Fund

Shopify was the best contributor to the Fund sleeve’s active outperformance, being a relatively new holding purchased in July 2018, and therefore supportive of the portfolio managers’ recent stock-picking activities. Shopify is a leading cloud-based e-commerce platform for merchants. It is strengthening its growth profile via international expansion, as well as ancillary services such as payments, merchant cash advances, fulfillment services and shipping. ASML Holding was the second-highest contributor during the period, with the market also appreciating the high-quality European firm’s defensive characteristics alongside its strong double-digit growth profile. ASML Holding has a monopoly-like position on its state-of-the-art EUV lithography technology (growing at 20% to 25%) which is essential in semiconductor production, and where demand has recently been exceeding the market’s expectations. DSV Panalpina, a Nordic-based global freight-forwarding firm, also contributed strongly. DSV Panalpina is currently integrating its significant acquisition of Swiss firm Panalpina, where the portfolio managers hope to see a success story like DSV Panalpina’s integration of U.S. firm UTi in 2016, which realized synergies to raise margins from 2% to 7%.

Ambu was the largest detractor from Fund sleeve performance. The Danish Medtech name is a pioneer of the single-use endoscope market with an opportunity of approximately 150 million operations per year globally. The stock has been broadly flat since its sharp fall in May, following the surprise exit of the CEO, and adjustment of targets to reflect the increased investment required to strengthen its first-mover advantage. We see more profitable long-term potential in Ambu’s new direct distribution strategy, and our conviction remains. Wirecard was the next-largest detractor, with the online payment processor subject to allegations of accounting malpractice, which is restricting the stock, and the Fund sleeve sold all holdings in November. Weibo, the leading social media platform in China, is currently facing slowing ad sales and may require further investment. Weibo’s ad monetization potential lags that of other firms but may offer possible long-term upside.

The Fund’s sleeve does not hold derivatives.

Subadviser:

Allianz Global Investors U.S. LLC

Portfolio Managers:

Robert Hofmann, CFA and Tobias Kohls, CFA, FRM

The following commentary is provided by WCM Investment Management, LLC

The Fund sleeve’s bottom-up sector biases provided a decent tailwind (about 25% of alpha) as Information Technology, Health Care, and Consumer Discretionary — all overweights in the sleeve — were the top three benchmark sectors (in that order). Energy contributed the least to Fund sleeve performance. The Materials and Communications Services sectors were also weak performers.

Stock selection, therefore, was the dominant driver of Fund sleeve performance (~75% of alpha in 2019). Selection was broadly positive, with the Fund sleeve overweight in the strong sectors and underweight in the weak sectors. From a stock selection standpoint, the top contributor to Fund sleeve performance was Shopify (Information Technology), a multinational ecommerce business based in Canada, led the way. Can Pac (Industrials), a U.S.-based recycling company, and LVMH (Consumer Discretionary), a multinational luxury goods conglomerate based in France, also contributed to the sleeve’s performance.

The top detractor from Fund sleeve performance in stock selection was Ubisoft (Communication Services), a video game company headquartered in France. An overweight to Chr. Hansen Holding A/S (Materials), a Denmark-based bioscience company, also detracted from sleeve performance. A third detractor to Fund sleeve performance was the Fund’s lack of holding Santos Limited (Energy), an Australian natural gas company.

Geographically the story was similar. Allocation provided a relatively modest contribution, meaning stock selection drove ~90% of the Fund sleeve’s performance, with no real standouts.

4

Fund Commentary (cont.)	NVIT Multi-Manager International Growth Fund

Further, there were no regional detractors, but the Fund sleeve’s cash position was a drag on performance.

The Fund’s sleeve does not utilize derivatives.

Subadviser:

WCM Investment Management, LLC

Portfolio Managers:

Paul Black, Peter Hunkel, Michael Trigg and Kurt Winrich, CFA

* Performance is shown for the Fund’s Class I shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class Y shares were previously shown in the Fund’s annual reports for performance reporting.

** High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid, 3) are more vulnerable to adverse business and economic developments, and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Multi-Manager International Growth Fund

Asset Allocation1

Common Stocks	97.5%
Repurchase Agreements†	0.0%
Other assets in excess of liabilities	2.5%
100.0%

Top Industries2

IT Services	11.8%
Semiconductors & Semiconductor Equipment	7.9%
Health Care Equipment & Supplies	6.5%
Textiles, Apparel & Luxury Goods	6.5%
Insurance	5.3%
Software	4.9%
Interactive Media & Services	4.7%
Banks	4.5%
Internet & Direct Marketing Retail	4.0%
Air Freight & Logistics	3.9%
Other Industries#	40.0%
100.0%

Top Holdings2

Tencent Holdings Ltd.	4.2%
AIA Group Ltd.	3.7%
Shopify, Inc., Class A	3.4%
Alibaba Group Holding Ltd., ADR	3.1%
DSV Panalpina A/S	3.0%
CSL Ltd.	3.0%
Keyence Corp.	2.7%
ASML Holding NV	2.5%
HDFC Bank Ltd.	2.3%
Atlas Copco AB, Class A	2.2%
Other Holdings#	69.9%
100.0%

Top Countries2

Canada	9.8%
China	9.0%
Switzerland	8.3%
United States	8.0%
Denmark	7.6%
Germany	7.1%
United Kingdom	6.4%
Sweden	5.3%
France	5.3%
Australia	4.1%
Other Countries#	29.1%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

6

Fund Performance	NVIT Multi-Manager International Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	33.15%	6.38%	6.98%
Class II2	32.84%	6.13%	6.69%
MSCI ACWI ex USA Growth	27.34%	7.30%	6.24%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.17%	1.06%
Class II	1.42%	1.31%

^

Current effective prospectus dated April 30, 2019 (as revised September 12, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through April 30. 2021. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (cont.)	NVIT Multi-Manager International Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager International Growth Fund versus performance of the MSCI ACWI ex USA Growth over the 10-year period ended 12/31/19. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Multi-Manager International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Growth Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,090.50	5.64	1.07
	Hypothetical	(b)(c)	1,000.00	1,019.81	5.45	1.07
Class II Shares	Actual	(b)	1,000.00	1,088.80	6.95	1.32
	Hypothetical	(b)(c)	1,000.00	1,018.55	6.72	1.32

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2019

NVIT Multi-Manager International Growth Fund

Common Stocks 97.5%

	Shares	Value

AUSTRALIA 4.0%
Beverages 0.3%
Treasury Wine Estates Ltd.	47,147	$538,782

Biotechnology 2.9%
CSL Ltd.	28,039	5,441,560

Hotels, Restaurants & Leisure 0.8%
Domino’s Pizza Enterprises Ltd. (a)	38,818	1,426,612

		7,406,954

BRAZIL 2.1%
IT Services 1.9%
StoneCo Ltd., Class A* (a)	86,786	3,461,894

Multiline Retail 0.2%
Lojas Renner SA*	26,875	376,040

		3,837,934

CANADA 9.5%
Food & Staples Retailing 1.3%
Alimentation Couche-Tard, Inc., Class B	73,267	2,325,157

Hotels, Restaurants & Leisure 0.7%
Restaurant Brands International, Inc.	20,362	1,298,037

IT Services 3.2%
Shopify, Inc., Class A*	15,419	6,130,285

Multiline Retail 0.6%
Dollarama, Inc. (a)	35,091	1,206,046

Road & Rail 2.6%
Canadian National Railway Co.	11,095	1,003,681
Canadian Pacific Railway Ltd.	14,840	3,783,458

		4,787,139

Software 1.1%
Constellation Software, Inc.	2,097	2,036,620

		17,783,284

CHINA 8.7%
Diversified Consumer Services 0.4%
TAL Education Group, ADR*	17,260	831,932

Entertainment 0.7%
Tencent Music Entertainment Group, ADR* (a)	103,986	1,220,796

Interactive Media & Services 4.6%
Tencent Holdings Ltd.	156,521	7,550,345
Weibo Corp., ADR* (a)	22,775	1,055,621

		8,605,966

Internet & Direct Marketing Retail 3.0%
Alibaba Group Holding Ltd., ADR*	26,499	5,620,437

		16,279,131

DENMARK 7.4%
Air Freight & Logistics 3.0%
DSV Panalpina A/S	47,155	5,458,594

Health Care Equipment & Supplies 2.1%
Ambu A/S, Class B	208,767	3,498,310
Coloplast A/S, Class B	3,711	461,362

		3,959,672

Common Stocks (continued)

	Shares	Value

DENMARK (continued)
Pharmaceuticals 0.7%
Novo Nordisk A/S, Class B	22,360	$1,296,873

Software 1.6%
Netcompany Group A/S Reg. S* (b)	63,005	3,005,303

		13,720,442

FRANCE 5.2%
Beverages 1.3%
Pernod Ricard SA	13,373	2,393,840

Textiles, Apparel & Luxury Goods 3.9%
EssilorLuxottica SA	21,996	3,348,670
LVMH Moet Hennessy Louis Vuitton SE	8,278	3,855,323

		7,203,993

		9,597,833

GERMANY 6.9%
Diversified Financial Services 0.9%
GRENKE AG	15,746	1,629,265

Internet & Direct Marketing Retail 0.4%
Zalando SE Reg. S* (b)	16,395	830,738

IT Services 1.0%
Bechtle AG	12,900	1,810,186

Semiconductors & Semiconductor Equipment 1.8%
Infineon Technologies AG	142,948	3,278,067

Software 1.5%
SAP SE	20,959	2,824,640

Textiles, Apparel & Luxury Goods 1.3%
adidas AG	7,424	2,412,851

		12,785,747

HONG KONG 3.6%
Insurance 3.6%
AIA Group Ltd.	638,078	6,713,637

INDIA 3.9%
Banks 3.9%
HDFC Bank Ltd.	229,381	4,088,008
HDFC Bank Ltd., ADR	49,755	3,152,974

		7,240,982

INDONESIA 0.8%
Banks 0.5%
Bank Central Asia Tbk. PT	361,022	867,310

Specialty Retail 0.3%
Ace Hardware Indonesia Tbk. PT	5,824,715	626,879

		1,494,189

IRELAND 2.3%
Airlines 0.5%
Ryanair Holdings plc, ADR*	11,334	992,972

Building Products 0.8%
Kingspan Group plc	25,579	1,559,174

Life Sciences Tools & Services 1.0%
ICON plc*	9,536	1,642,385

		4,194,531

10

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

ISRAEL 2.0%
IT Services 2.0%
Wix.com Ltd.*	31,066	$3,801,857

JAPAN 3.2%
Electronic Equipment, Instruments & Components 2.6%
Keyence Corp.	13,609	4,816,949

Trading Companies & Distributors 0.6%
MonotaRO Co. Ltd.	41,334	1,107,955

		5,924,904

MEXICO 1.1%
Food & Staples Retailing 1.1%
Wal-Mart de Mexico SAB de CV	692,631	1,983,656

NETHERLANDS 4.0%
Semiconductors & Semiconductor Equipment 4.0%
ASML Holding NV	15,046	4,480,852
ASML Holding NV (Registered), NYRS	9,655	2,857,301

		7,338,153

NEW ZEALAND 0.8%
Air Freight & Logistics 0.8%
Mainfreight Ltd.	53,835	1,540,815

PHILIPPINES 0.2%
Hotels, Restaurants & Leisure 0.2%
Jollibee Foods Corp.	91,935	391,460

SOUTH AFRICA 1.3%
Diversified Financial Services 1.3%
PSG Group Ltd.	141,652	2,369,076

SPAIN 1.3%
IT Services 1.3%
Amadeus IT Group SA	28,935	2,370,842

SWEDEN 5.2%
Building Products 0.4%
Assa Abloy AB, Class B	30,830	720,431

Chemicals 0.8%
Hexpol AB	160,158	1,568,959

Electronic Equipment, Instruments & Components 0.6%
Hexagon AB, Class B	20,000	1,120,571

Machinery 2.5%
Atlas Copco AB, Class A	98,245	3,916,299
Epiroc AB, Class A	61,753	754,689

		4,670,988

Trading Companies & Distributors 0.9%
AddTech AB, Class B	49,820	1,611,065

		9,692,014

SWITZERLAND 8.0%
Building Products 1.1%
Geberit AG (Registered)	3,685	2,068,711

Capital Markets 0.8%
Partners Group Holding AG	1,679	1,538,750

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Chemicals 2.2%
Sika AG (Registered)	20,580	$3,875,605

Food Products 1.7%
Nestle SA (Registered)	29,713	3,219,004

Health Care Equipment & Supplies 1.3%
Alcon, Inc.*	42,994	2,435,598

Machinery 0.5%
VAT Group AG Reg. S* (a)(b)	6,029	1,019,980

Software 0.4%
Temenos AG (Registered)*	5,170	817,386

		14,975,034

TAIWAN 2.0%
Semiconductors & Semiconductor Equipment 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	62,884	3,653,561

UNITED KINGDOM 6.2%
Health Care Equipment & Supplies 1.2%
Smith & Nephew plc	92,311	2,229,917

Hotels, Restaurants & Leisure 1.5%
Compass Group plc	113,948	2,854,495

Industrial Conglomerates 0.9%
DCC plc	19,655	1,710,877

Internet & Direct Marketing Retail 0.5%
ASOS plc*	20,219	907,036

Professional Services 2.1%
Experian plc	112,716	3,812,350

		11,514,675

UNITED STATES 7.8%
Health Care Equipment & Supplies 1.8%
ResMed, Inc.	21,155	3,278,390

Insurance 1.6%
Chubb Ltd.	18,901	2,942,130

IT Services 2.1%
Accenture plc, Class A	18,583	3,913,023

Life Sciences Tools & Services 1.2%
Mettler-Toledo International, Inc.*	2,815	2,233,083

Textiles, Apparel & Luxury Goods 1.1%
Lululemon Athletica, Inc.*	9,018	2,089,200

		14,455,826

Total Common Stocks (cost $138,649,674)		181,066,537

Repurchase Agreements 0.0%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $23,507, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $23,975. (c)(d)	$23,505	23,505

11

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager International Growth Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $5,994, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $6,113. (c)(d)	$5,993	$5,993

Total Repurchase Agreements (cost $29,498)		29,498

Total Investments (cost $138,679,172) — 97.5%		181,096,035

Other assets in excess of liabilities — 2.5%		4,675,965

NET ASSETS — 100.0%		$185,772,000

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $5,661,157, which was collateralized by cash used to purchase repurchase agreements with a total value of $29,498 and by $5,919,413 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/9/2020 - 5/15/2049, a total value of $5,948,911.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $4,856,021 which represents 2.61% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $29,498.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

NYRS	New York Registry Shares

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2019

NVIT Multi-Manager International Growth Fund
Assets:
Investment securities, at value* (cost $138,649,674)	$181,066,537
Repurchase agreement, at value (cost $29,498)	29,498
Cash	3,068,314
Foreign currencies, at value (cost $39,553)	39,874
Interest and dividends receivable	93,478
Security lending income receivable	1,401
Receivable for investments sold	781,793
Receivable for capital shares issued	1,906
Reclaims receivable	1,263,249
Prepaid expenses	1,641

Total Assets	186,347,691

Liabilities:
Payable for investments purchased	173,524
Payable for capital shares redeemed	136,980
Payable upon return of securities loaned (Note 2)	29,498
Accrued expenses and other payables:
Investment advisory fees	106,539
Fund administration fees	34,197
Distribution fees	21,931
Administrative servicing fees	26,120
Accounting and transfer agent fees	242
Trustee fees	100
Custodian fees	4,387
Compliance program costs (Note 3)	1,055
Professional fees	4,585
Printing fees	33,295
Other	3,238

Total Liabilities	575,691

Net Assets	$185,772,000

Represented by:
Capital	$82,938,380
Total distributable earnings (loss)	102,833,620

Net Assets	$185,772,000

Net Assets:
Class I Shares	$80,956,700
Class II Shares	104,815,300

Total	$185,772,000

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	7,191,855
Class II Shares	9,360,332

Total	16,552,187

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.26
Class II Shares	$11.20

*	Includes value of securities on loan of $5,661,157 (Note 2).

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2019

NVIT Multi-Manager International Growth Fund
INVESTMENT INCOME:
Dividend income	$11,601,667
Interest income	327,321
Income from securities lending (Note 2)	159,794
Foreign tax withholding	(1,028,488)

Total Income	11,060,294

EXPENSES:
Investment advisory fees	7,823,675
Fund administration fees	317,751
Distribution fees Class II Shares	248,619
Administrative servicing fees Class I Shares	114,178
Administrative servicing fees Class II Shares	149,172
Professional fees	128,594
Printing fees	66,665
Trustee fees	36,394
Custodian fees	42,424
Accounting and transfer agent fees	15,830
Compliance program costs (Note 3)	4,258
Other	18,905

Total expenses before fees waived	8,966,465

Investment advisory fees waived (Note 3)	(81,501)
Investment advisory fees voluntarily waived (Note 3)	(17,502)

Net Expenses	8,867,462

NET INVESTMENT INCOME	2,192,832

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	129,950,335
Foreign currency transactions (Note 2)	(196,372)

Net realized gains	129,753,963

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	113,688,824
Translation of assets and liabilities denominated in foreign currencies	(8,774)

Net change in unrealized appreciation/depreciation	113,680,050

Net realized/unrealized gains	243,434,013

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$245,626,845

†	Net of capital gain country taxes of $71,596.

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Multi-Manager International Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$2,192,832	$12,521,326
Net realized gains	129,753,963	67,834,137
Net change in unrealized appreciation/depreciation	113,680,050	(263,012,613)

Change in net assets resulting from operations	245,626,845	(182,657,150)

Distributions to Shareholders From:
Distributable earnings:
Class I	(5,813,326)	(7,187,082)
Class II	(7,161,784)	(9,693,980)
Class Y	(64,278,751)	(78,941,001)

Change in net assets from shareholder distributions	(77,253,861)	(95,822,063)

Change in net assets from capital transactions	(920,417,342)	272,392,935

Change in net assets	(752,044,358)	(6,086,278)

Net Assets:
Beginning of year	937,816,358	943,902,636

End of year	$185,772,000	$937,816,358

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,918,477	$1,784,319
Dividends reinvested	5,813,326	7,187,082
Cost of shares redeemed	(11,370,964)	(9,781,420)

Total Class I Shares	(3,639,161)	(810,019)

Class II Shares
Proceeds from shares issued	6,768,952	10,570,265
Dividends reinvested	7,161,784	9,693,980
Cost of shares redeemed	(20,914,992)	(20,603,458)

Total Class II Shares	(6,984,256)	(339,213)

Class Y Shares
Proceeds from shares issued	15,294,246	227,407,816
Dividends reinvested	64,278,751	78,941,001
Cost of shares redeemed	(989,366,922)	(32,806,650)

Total Class Y Shares	(909,793,925)	273,542,167

Change in net assets from capital transactions	$(920,417,342)	$272,392,935

SHARE TRANSACTIONS:
Class I Shares
Issued	181,636	159,815
Reinvested	557,901	702,550
Redeemed	(1,085,565)	(868,871)

Total Class I Shares	(346,028)	(6,506)

15

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	683,610	918,534
Reinvested	690,625	952,257
Redeemed	(1,983,984)	(1,860,523)

Total Class II Shares	(609,749)	10,268

Class Y Shares
Issued	1,633,102	19,094,472
Reinvested	6,168,786	7,716,618
Redeemed	(92,834,413)	(2,779,800)

Total Class Y Shares	(85,032,525)	24,031,290

Total change in shares	(85,988,302)	24,035,052

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$9.14	0.01	2.96	2.97	(0.14)	(0.71)	(0.85)	$11.26	33.15%		$80,956,700	1.07%	0.12%		1.09%	24.39%
Year Ended December 31, 2018	$12.03	0.13	(2.00)	(1.87)	(0.13)	(0.89)	(1.02)	$9.14	(16.46%	)	$68,915,306	1.03%	1.20%		1.03%	154.64%
Year Ended December 31, 2017	$9.68	0.11	2.38	2.49	(0.14)	–	(0.14)	$12.03	25.77%		$90,762,754	1.05%	1.02%		1.05%	47.09%
Year Ended December 31, 2016	$10.26	0.12	(0.33)	(0.21)	(0.15)	(0.22)	(0.37)	$9.68	(2.12%	)	$79,841,390	1.06%	1.21%		1.06%	47.81%
Year Ended December 31, 2015	$11.09	0.13	(0.21)	(0.08)	(0.08)	(0.67)	(0.75)	$10.26	(0.49%	)	$91,842,445	1.05%	1.17%		1.05%	53.94%

Class II Shares
Year Ended December 31, 2019	$9.09	(0.01)	2.93	2.92	(0.10)	(0.71)	(0.81)	$11.20	32.84%		$104,815,300	1.32%	(0.13%	)	1.34%	24.39%
Year Ended December 31, 2018	$12.00	0.10	(1.99)	(1.89)	(0.13)	(0.89)	(1.02)	$9.09	(16.67%	)	$90,676,629	1.28%	0.94%		1.28%	154.64%
Year Ended December 31, 2017	$9.65	0.08	2.38	2.46	(0.11)	–	(0.11)	$12.00	25.53%		$119,547,807	1.30%	0.77%		1.30%	47.09%
Year Ended December 31, 2016	$10.24	0.09	(0.34)	(0.25)	(0.12)	(0.22)	(0.34)	$9.65	(2.47%	)	$110,148,490	1.31%	0.95%		1.31%	47.81%
Year Ended December 31, 2015	$11.02	0.10	(0.20)	(0.10)	(0.01)	(0.67)	(0.68)	$10.24	(0.65%	)	$125,215,417	1.30%	0.91%		1.30%	53.94%

Class Y Shares
Period Ended November 21, 2019 (g)	$9.15	0.03	2.27	2.30	(0.15)	(0.71)	(0.86)	$10.59	25.29%		$427,705,510	0.81%	0.27%		0.81%	24.39%
Year Ended December 31, 2018	$12.03	0.14	(2.00)	(1.86)	(0.13)	(0.89)	(1.02)	$9.15	(16.37%	)	$778,224,423	0.87%	1.29%		0.88%	154.64%
Year Ended December 31, 2017	$9.67	0.13	2.39	2.52	(0.16)	–	(0.16)	$12.03	26.09%		$733,592,075	0.90%	1.15%		0.90%	47.09%
Year Ended December 31, 2016	$10.26	0.13	(0.34)	(0.21)	(0.16)	(0.22)	(0.38)	$9.67	(2.07%	)	$844,253,799	0.91%	1.34%		0.91%	47.81%
Year Ended December 31, 2015	$11.10	0.15	(0.21)	(0.06)	(0.11)	(0.67)	(0.78)	$10.26	(0.30%	)	$876,058,321	0.90%	1.31%		0.90%	53.94%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	As of December 31, 2019, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

18

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

19

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Air Freight & Logistics	$—	$6,999,409	$—	$6,999,409
Airlines	992,972	—	—	992,972
Banks	3,152,974	4,955,318	—	8,108,292
Beverages	—	2,932,622	—	2,932,622
Biotechnology	—	5,441,560	—	5,441,560
Building Products	—	4,348,316	—	4,348,316
Capital Markets	—	1,538,750	—	1,538,750
Chemicals	—	5,444,564	—	5,444,564
Diversified Consumer Services	831,932	—	—	831,932
Diversified Financial Services	—	3,998,341	—	3,998,341
Electronic Equipment, Instruments & Components	—	5,937,520	—	5,937,520
Entertainment	1,220,796	—	—	1,220,796
Food & Staples Retailing	4,308,813	—	—	4,308,813
Food Products	—	3,219,004	—	3,219,004
Health Care Equipment & Supplies	3,278,390	8,625,187	—	11,903,577
Hotels, Restaurants & Leisure	1,298,037	4,672,567	—	5,970,604
Industrial Conglomerates	—	1,710,877	—	1,710,877
Insurance	2,942,130	6,713,637	—	9,655,767
Interactive Media & Services	1,055,621	7,550,345	—	8,605,966
Internet & Direct Marketing Retail	5,620,437	1,737,774	—	7,358,211

20

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
IT Services	$17,307,059	$4,181,028	$—	$21,488,087
Life Sciences Tools & Services	3,875,468	—	—	3,875,468
Machinery	—	5,690,968	—	5,690,968
Multiline Retail	1,206,046	376,040	—	1,582,086
Pharmaceuticals	—	1,296,873	—	1,296,873
Professional Services	—	3,812,350	—	3,812,350
Road & Rail	4,787,139	—	—	4,787,139
Semiconductors & Semiconductor Equipment	6,510,862	7,758,919	—	14,269,781
Software	2,036,620	6,647,329	—	8,683,949
Specialty Retail	—	626,879	—	626,879
Textiles, Apparel & Luxury Goods	2,089,200	9,616,844	—	11,706,044
Trading Companies & Distributors	—	2,719,020	—	2,719,020
Total Common Stocks	$62,514,496	$118,552,041	$—	$181,066,537
Repurchase Agreements	$—	$29,498	$—	$29,498
Total	$62,514,496	$118,581,539	$—	$181,096,035

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

21

Notes to Financial Statements (Continued)

December 31, 2019

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $29,498, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019 , the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements

22

Notes to Financial Statements (Continued)

December 31, 2019

(“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$23,505	$—	$23,505	$(23,505)	$—
Citigroup Global Markets Ltd.	5,993	—	5,993	(5,993)	—
Total	$29,498	$—	$29,498	$(29,498)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of

23

Notes to Financial Statements (Continued)

December 31, 2019

discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes, a portion of which may be reclaimable, and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to foreign currency gain loss, tax equalization, and investments in passive foreign investment companies (PFICs). Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

24

Notes to Financial Statements (Continued)

December 31, 2019

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$64,338,049	$(64,338,049)

(g) Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Allianz Global Investors U.S. LLC
WCM Investment Management LLC

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.85%
$1 billion and more	0.80%

25

Notes to Financial Statements (Continued)

December 31, 2019

Effective October 1, 2019, the Trust and NFA have entered into a written contract waiving 0.05% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $81,501, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.85%, after contractual fee waivers was 0.84%, and after contractual and voluntary fee waivers was 0.84%. From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.96% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $17,502, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

26

Notes to Financial Statements (Continued)

December 31, 2019

During the year ended December 31, 2019, NFM earned $317,751 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $4,258.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $263,350.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2019. During the six months ended June 30, 2019, the Fund had no borrowings under the line of credit.

27

Notes to Financial Statements (Continued)

December 31, 2019

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the six months ended June 30, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the six months ended June 30, 2019, the Fund had purchases of $114,069,168 and sales of $219,966,428 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open

28

Notes to Financial Statements (Continued)

December 31, 2019

end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule was June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018, with the initial filing of the March 31, 2019 Form N-PORT required to be filed with the SEC by May 30, 2019.

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Fund.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13. These ASC 820 amendments are reflected in the Fund’s financial statements for the six months ended June 30, 2019.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the six months ended June 30, 2019.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,367,733	$63,886,128	$77,253,861	$—	$77,253,861

Amounts designated as “—” are zero or have been rounded to zero.

29

Notes to Financial Statements (Continued)

December 31, 2019

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$28,038,508	$67,783,555	$95,822,063	$—	$95,822,063

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$15,583,344	$45,786,009	$61,369,353	$—	$41,464,267	$102,833,620

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$139,625,604	$42,195,339	$(724,908)	$41,470,431

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 9, 2020. The renewed credit agreement provides for a similar arrangement that was effective during the six months ended June 30, 2019 (discussed above under “Line of Credit and Interfund Lending”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager International Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

31

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

32

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

The Trustees considered that each of NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, and NVIT Multi-Manager Mid Cap Value was shown to pay actual management fees and to have a total expense ratio at a level equal to or lower than their peer group medians and, except in the case of NVIT Multi-Manager Mid Cap Value Fund, to have experienced three-year performance more favorable than its peer group median or within the third quintile of its peer group. In the case of the NVIT Multi-Manager Mid Cap Value Fund, the Trustees

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered that, although the Fund’s performance was in the fourth quartile of the Fund’s peer group for the three-year period, it was less than one percentage point below the peer group median, and the Fund’s performance had improved to the second quartile for the one-year period ended the same date. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

As to NVIT Multi-Manager Mid Cap Growth Fund, the Trustees considered that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was at a level lower than its peer group median, although the Fund paid actual management fees at a rate higher than the median of its peers. The Trustees did not consider the actual management fee rate to be so high as to be inconsistent with the continuation of its Advisory Agreement in light of, among other things, the Fund’s total expense ratio and its three-year performance ranking in the first quintile of its peer group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreement.

The Trustees considered that NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund were shown to have total expense ratios at levels within a generally acceptable level above their peer group medians. The Trustees noted that each of these Funds paid actual management fees at rates higher than the median of their peers. However, the Trustees did not consider those rates to be so high as to be inconsistent with the continuation of the Advisory Agreements in light of, among other things, the Funds’ total expense ratios. The Trustees considered that, with respect to each of those Funds other than NVIT Multi-Manager Small

Company Fund, the Adviser had implemented a waiver effective October 1, 2019 to maintain each Fund’s net expense ratio at its current level for a term of 18 months due to the anticipated significant reduction of assets following redemptions from the Funds by a number of Nationwide funds-of-funds. The Trustees also considered hypothetical comparative expense information provided by the Adviser, in consultation with Broadridge and the independent consultant retained by the Board, which took into account this significant reduction of assets. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the expenses of each of these Funds generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund as well as the performance of peer groups of funds over various time periods. The Trustees noted that NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Small Cap Growth Fund had achieved investment performance above the median of the funds in their peer groups for the three-year period ended June 30, 2019. They noted that NVIT Multi-Manager International Growth Fund had experienced performance in the fourth quintile of its peer group, but within one percentage point of the peer group median for the three-year period, and had achieved performance in the first quintile for the one-year period ended the same date. The Trustees considered, with respect to the remaining Fund, NVIT Multi-Manager Small Cap Value Fund, that in November 2019 the Adviser had terminated two of the Fund’s sub-advisers in light of the Fund’s performance and replaced them with two new sub-advisers that the Adviser considered to have the potential to improve

34

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Fund’s performance significantly. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ performance, and the Adviser’s explanation regarding the underperformance of certain Funds, and remedial activities taken in respect of NVIT Multi-Manager Small Cap Fund, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 3.85%.

The Fund designates $128,224,177, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $7,397,904 or $0.4469 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $945,327 or $0.0571 per outstanding share.

35

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

39

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

40

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

41

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.
MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

43

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

44

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

45

Annual Report

December 31, 2019

NVIT Multi-Manager International Value Fund

AR-MM-IV 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Multi-Manager International Value Fund

For the annual period ended December 31, 2019, the NVIT Multi-Manager International Value Fund (Class IV) returned 16.52%* versus 16.09% for its benchmark, the MSCI EAFE® Value Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Foreign Large Value (consisting of 51 funds as of December 31, 2019), was 16.42% for the same period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Dimensional Fund Advisors LP and Thompson, Siegel & Walmsley LLC

The following commentary is provided by Dimensional Fund Advisors LP

For the one-year period ended December 31, 2019, the Fund sleeve returned 13.3%, underperforming the MSCI EAFE Value Index return of 16.1% by 2.8%.

In U.S. dollar terms, EAFE markets had positive performance for the year, trailing the U.S. market but outperforming emerging markets. The MSCI EAFE® Index returned 22.0%, as compared to 31.0% for the Russell 3000® Index and 18.4% for the MSCI Emerging Markets® Index.

Some EAFE market currencies, such as the Israeli new shekel and the British pound, appreciated relative to the U.S. dollar, while others, such as the Swedish krona and the Danish krone, depreciated. In aggregate, currency movements had limited overall impact on the U.S. dollar-denominated returns of the EAFE market.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability. Along the market-capitalization dimension, small caps (MSCI EAFE® Small Cap Index, with 25.0%) outperformed large caps (MSCI EAFE Index, with 22.0%) by 3.0% for the reporting period. Mid caps (MSCI EAFE® Mid Cap Index, with 23.8%), underperformed small caps by 1.1% and outperformed large caps by 1.9%. Along the relative price dimension, large-cap value stocks (MSCI EAFE Value Index, with 16.1%) underperformed large-cap growth stocks (MSCI EAFE Growth Index, with 27.8%) by 11.8%, and small-cap value stocks (MSCI EAFE® Small Cap Value Index, with 22.3%) underperformed small-cap growth stocks (MSCI EAFE® Small Cap Growth Index, with 27.7%) by 5.4%. Among large and small caps, stocks with higher profitability outperformed stocks with lower profitability. Performance of the premiums may vary depending on the particular segment of the market under analysis.

Dimensional’s investment strategy is process driven with a consistent focus on value securities in the large-cap segment of developed ex U.S. markets and increased exposure to securities with smaller market capitalizations, higher profitability, and lower relative price within the large-cap value universe. As of December 31, 2019, the Fund sleeve held over 480 securities invested in 22 eligible developed market countries. With the Fund sleeve’s diversified approach, performance was generally determined by broad structural trends in international equity markets rather than by the behavior of a limited number of securities.

The Fund sleeve’s greater emphasis on low relative price (value) stocks detracted from performance relative to the benchmark, as these stocks underperformed high relative price (growth) stocks among large caps for the year. Conversely, the Fund sleeve’s emphasis on mid-cap stocks contributed positively to relative performance, as mid caps generally outperformed

3

Fund Commentary (cont.)	NVIT Multi-Manager International Value Fund

large caps. At the sector level, the Fund sleeve’s general exclusion of real estate investment trusts (REITs) had a negative impact on relative performance, as REITs outperformed the overall index. At the country level, the Fund sleeve’s inclusion of Canada contributed positively to relative performance, as the Fund sleeve’s holdings in Canada outperformed the overall benchmark.

During the annual period ended December 31, 2019, holding weight differences between the Fund sleeve and the benchmark in BP PLC, Nokia Oyj, and Fortescue Metals Group Ltd contributed to relative performance. In the cases of BP PLC and Nokia Oyj, the Fund sleeve held these securities at lower weights than did the benchmark, and these securities underperformed the overall benchmark. In the case of Fortescue Metals Group Ltd, the Fund sleeve held the security at a weight greater than that of the benchmark, and the security outperformed the overall benchmark.

Holding weight differences in Rio Tinto PLC, Teck Resources Ltd, and GlaxoSmithKline PLC reduced the Fund sleeve’s performance relative to the benchmark. In the case of Teck Resources Ltd, the Fund sleeve held this security while the benchmark did not, and the security underperformed the overall benchmark. In the cases of Rio Tinto PLC and GlaxoSmithKline PLC, the benchmark held this security while the Fund sleeve did not, and these securities outperformed the overall benchmark.

The Fund’s sleeve did not hold derivatives during the reporting period.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Jed S. Fogdall; Mary T. Phillips, CFA; and Bhanu P. Singh

The following commentary is provided by Thompson, Siegel & Walmsley LLC

The Fund’s sleeve returned 21.31% during the reporting period, outperforming the MSCI EAFE Value Index return of 16.09% by 5.22%, notably driven by stock selection.

The Fund’s sleeve experienced a redemption of more than $400 million, or approximately 90% of its assets during the period. Performance results were negatively affected by such a significant redemption in a relatively tight time frame. In order to meet its redemption obligations, the Fund sleeve’s initiated program sales over the course of a month, resulting in a larger-than-normal cash position. Cash drag in the Fund’s sleeve decreased the sleeve’s performance by nearly 4% in the year, which was heavily skewed by the highlighted redemptions.

Europe contributed the most to relative return, with Netherlands-based companies NXP Semiconductors NV and ASML Holding NV among the top performers. Semiconductor manufacturer NXP performed well after reporting results above expectations and raising full-year guidance. The company increased its dividend by 50%, repurchased a significant amount of its stock, and announced the acquisition of Marvell Technology to round out its product offering. ASML develops and manufactures semiconductor manufacturing equipment. Shares appreciated following a series of strong results and stabilization in end markets.

The Fund sleeve’s modest allocation to Emerging Markets was the largest detractor on a regional basis. Among the laggards were China Mobile Limited and Embraer S.A. Chinese telecommunications giant China Mobile underperformed due to lackluster growth in its Mobile business. Investor concerns regarding 5G rollout costs also weighed on shares. The portfolio managers believe China Mobile’s leading market position and favorable shareholder returns are undervalued by the market and continue to hold the stock. Brazilian aerospace conglomerate Embraer S.A. underperformed after the company’s deliveries of new aircraft fell short of expectations early in the year. Shares began recovering in the fourth quarter of 2019 as the company released satisfactory results, reporting a stable backlog and solid performance from both Executive and Commercial Aviation segments. We believe Embraer’s position in an oligopolistic industry (an industry dominated by a small number of large firms) is undervalued.

4

Fund Commentary (cont.)	NVIT Multi-Manager International Value Fund

Information Technology and Health Care were leading top contributors to the Fund sleeve’s relative return. Mentioned previously, NXP Semiconductors and ASML Holding outperformed peers in Information Technology. Both companies delivered robust results throughout the year. In Health Care, Philips N.V. and Allergan plc performed well. Medical technology company Philips reported satisfactory results. The company saw sequential improvements in its Personal Health and Connected Care divisions. Allergan plc appreciated following a buyout offer from U.S.-based AbbVie Inc, representing a significant premium to Allergan’s share price. The sleeve exited its position as shares approached the offer price.

Excluding the impact from the significant redemption in December, stock selection in the Industrials sector provided the biggest drag on relative performance. Embraer S.A. and Japan Airlines Co., Ltd. were primary laggards. As mentioned previously, Embraer underperformed after aircraft deliveries fell short of expectations early in the year. Japan Airlines underperformed as lower international demand and higher maintenance costs weighed on results. The portfolio manager believes shares are undervalued, given the airline’s market position and favorable shareholder return policies. Materials also underperformed, with ArcelorMittal SA and Kuraray Co., Ltd. as primary detractors. Steel manufacturer ArcelorMittal continues to endure a difficult pricing environment. Management has reduced production and announced a plan to sell non-core assets over the next two years to reduce debt. The company recently doubled the dividend, and the portfolio manager believes mid-term shareholder return potential is significant, given the company’s strong free cash flow. Japanese chemical manufacturer Kuraray underperformed after cutting guidance in the past year. Factors leading to the revisions included accelerated amortization of intangible assets, a plant fire in North America and subsequent litigation, inventory devaluation, and an unfavorable change in product mix. The portfolio manager views many of these factors as one-off occurrences. Kuraray’s earnings power should not be affected, and the portfolio manager believes shares remain undervalued.

The Fund’s sleeve did not hold derivatives during the reporting period.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

Brandon H. Harrell, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid, 3) are more vulnerable to adverse business and economic developments, and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Multi-Manager International Value Fund

Asset Allocation1

Common Stocks	95.6%
Repurchase Agreements	2.1%
Rights†	0.0%
Other assets in excess of liabilities	2.3%
100.0%

Top Industries2

Banks	13.2%
Oil, Gas & Consumable Fuels	7.8%
Insurance	5.6%
Pharmaceuticals	5.0%
Automobiles	4.3%
Capital Markets	3.5%
Metals & Mining	3.5%
Industrial Conglomerates	3.4%
Chemicals	3.3%
Food & Staples Retailing	3.0%
Other Industries#	47.4%
100.0%

Top Holdings2

TOTAL SA	1.8%
Sumitomo Mitsui Financial Group, Inc.	1.3%
Vodafone Group plc	1.3%
Novartis AG (Registered)	1.3%
Royal Dutch Shell plc, Class B, ADR	1.3%
CK Hutchison Holdings Ltd.	1.2%
Aviva plc	1.2%
Allianz SE (Registered)	1.1%
Hitachi Ltd.	1.1%
UBS Group AG (Registered)	1.1%
Other Holdings#	87.3%
100.0%

Top Countries2

Japan	24.4%
United Kingdom	14.4%
Germany	9.6%
France	9.0%
Switzerland	8.5%
Australia	5.1%
Netherlands	4.7%
Canada	4.5%
Italy	2.1%
Spain	1.9%
Other Countries#	15.8%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

6

Fund Performance	NVIT Multi-Manager International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	16.55%	3.45%	3.11%
Class II	16.26%	3.19%	2.86%
Class IV	16.52%	3.44%	3.11%
MSCI EAFE® Value Index	16.09%	3.54%	3.98%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.16%	0.92%
Class II	1.41%	1.17%
Class IV	1.16%	0.92%

^

Current effective prospectus dated April 30, 2019 (as revised September 12, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2021. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (cont.)	NVIT Multi-Manager International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT Multi-Manager International Value Fund versus performance of the MSCI EAFE® Value Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Multi-Manager International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Value Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,059.60	4.52	0.87
	Hypothetical	(b)(c)	1,000.00	1,020.82	4.43	0.87
Class II Shares	Actual	(b)	1,000.00	1,058.60	5.81	1.12
	Hypothetical	(b)(c)	1,000.00	1,019.56	5.70	1.12
Class IV Shares	Actual	(b)	1,000.00	1,059.50	4.52	0.87
	Hypothetical	(b)(c)	1,000.00	1,020.82	4.43	0.87

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2019

NVIT Multi-Manager International Value Fund

Common Stocks 95.6%
	Shares	Value

AUSTRALIA 4.9%
Airlines 0.6%
Qantas Airways Ltd.	112,100	$560,064

Banks 1.5%
Australia & New Zealand Banking Group Ltd.	29,363	508,701
Bank of Queensland Ltd.	6,790	34,610
Bendigo & Adelaide Bank Ltd.	5,145	35,381
National Australia Bank Ltd.	17,104	296,367
Westpac Banking Corp.	30,447	518,852

		1,393,911

Capital Markets 0.6%
Macquarie Group Ltd.	6,400	620,753

Chemicals 0.0%†
Incitec Pivot Ltd.	19,138	42,819

Commercial Services & Supplies 0.0%†
Downer EDI Ltd.	5,694	32,724

Construction Materials 0.0%†
Boral Ltd.	8,462	26,687

Diversified Financial Services 0.3%
AMP Ltd.	23,078	31,030
Challenger Ltd.	44,982	256,197

		287,227

Energy Equipment & Services 0.0%†
Worley Ltd.	1,643	17,725

Hotels, Restaurants & Leisure 0.1%
Crown Resorts Ltd.	770	6,500
Star Entertainment Grp Ltd. (The)	12,485	40,383
Tabcorp Holdings Ltd.	11,162	35,537

		82,420

Insurance 0.1%
QBE Insurance Group Ltd.	7,943	71,990
Suncorp Group Ltd.	6,419	58,485

		130,475

Metals & Mining 0.6%
BHP Group plc, ADR (a)	3,465	162,890
BlueScope Steel Ltd.	10,012	106,085
Fortescue Metals Group Ltd.	24,234	182,653
Newcrest Mining Ltd.	3,170	67,104
South32 Ltd.	63,647	121,173

		639,905

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	8,544	24,449

Oil, Gas & Consumable Fuels 0.9%
Oil Search Ltd.	20,136	102,721
Origin Energy Ltd.	11,267	66,973
Santos Ltd.	75,198	432,799
Woodside Petroleum Ltd.	9,056	219,005

		821,498

Real Estate Management & Development 0.2%
Lendlease Group	18,111	224,146

Road & Rail 0.0%†
Aurizon Holdings Ltd.	1,937	7,126

		4,911,929

Common Stocks (continued)
	Shares	Value

AUSTRIA 0.0%†
Banks 0.0%†
Raiffeisen Bank International AG	1,174	$29,450

BELGIUM 1.4%
Banks 0.6%
KBC Group NV	8,400	633,406

Chemicals 0.1%
Solvay SA (a)	1,276	148,384

Diversified Financial Services 0.5%
Groupe Bruxelles Lambert SA	4,425	466,839

Insurance 0.1%
Ageas	1,488	88,029

Pharmaceuticals 0.1%
UCB SA	1,136	90,393

		1,427,051

BRAZIL 0.5%
Aerospace & Defense 0.5%
Embraer SA, ADR* (a)	25,100	489,199

CANADA 4.4%
Auto Components 0.3%
Magna International, Inc.	4,565	250,339

Banks 1.3%
Bank of Montreal	6,660	516,154
Bank of Nova Scotia (The)	7,636	431,346
Canadian Imperial Bank of Commerce (a)	3,777	314,284

		1,261,784

Capital Markets 0.0%†
TMX Group Ltd.	435	37,670

Chemicals 0.1%
Nutrien Ltd. (a)	2,757	132,024

Gas Utilities 0.0%†
AltaGas Ltd. (a)	1,508	22,970

Hotels, Restaurants & Leisure 0.0%†
Stars Group, Inc. (The)*	860	22,445

Insurance 0.7%
Fairfax Financial Holdings Ltd.	416	195,335
Great-West Lifeco, Inc.	1,092	27,970
iA Financial Corp., Inc.	2,186	120,078
Manulife Financial Corp.	12,004	243,665
Sun Life Financial, Inc.	2,271	103,489

		690,537

Metals & Mining 0.4%
Barrick Gold Corp.	5,469	101,584
Kinross Gold Corp.*	24,005	113,874
Pan American Silver Corp.	562	13,313
Teck Resources Ltd., Class B	9,740	168,940
Wheaton Precious Metals Corp.	222	6,606

		404,317

Oil, Gas & Consumable Fuels 1.6%
Cameco Corp.	4,576	40,666
Canadian Natural Resources Ltd. (a)	12,615	408,076
Cenovus Energy, Inc.	6,533	66,325
Encana Corp.	72,217	338,632

10

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

CANADA (continued)
Oil, Gas & Consumable Fuels (continued)
Husky Energy, Inc.	5,009	$40,194
Imperial Oil Ltd.	3,226	85,392
Suncor Energy, Inc.	17,210	564,135
Tourmaline Oil Corp.	2,701	31,658

		1,575,078

Thrifts & Mortgage Finance 0.0%†
Genworth MI Canada, Inc. (a)	140	6,126

		4,403,290

CHILE 0.1%
Metals & Mining 0.1%
Antofagasta plc	2,057	25,063
Lundin Mining Corp. (a)	8,521	50,921

		75,984

CHINA 0.7%
Interactive Media & Services 0.3%
Baidu, Inc., ADR*	2,400	303,360

Wireless Telecommunication Services 0.4%
China Mobile Ltd.	46,500	392,636

		695,996

COLOMBIA 0.0%†
Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	813	38,967

DENMARK 1.5%
Air Freight & Logistics 0.1%
DSV Panalpina A/S	754	87,282

Banks 0.0%†
Danske Bank A/S	2,935	47,466

Beverages 0.1%
Carlsberg A/S, Class B	994	148,281

Building Products 0.0%†
Rockwool International A/S, Class A	49	10,587
Rockwool International A/S, Class B	97	22,963

		33,550

Chemicals 0.1%
Novozymes A/S, Class B	1,378	67,467

Commercial Services & Supplies 0.1%
ISS A/S	2,599	62,411

Electrical Equipment 0.2%
Vestas Wind Systems A/S	2,009	203,102

Energy Equipment & Services 0.2%
Drilling Co. of 1972 A/S (The)*	2,722	179,954

Health Care Equipment & Supplies 0.0%†
Demant A/S*	753	23,729

Insurance 0.0%†
Tryg A/S	671	19,891

Marine 0.7%
AP Moller — Maersk A/S, Class A	30	40,675
AP Moller — Maersk A/S, Class B	352	507,918

		548,593

Common Stocks (continued)
	Shares	Value

DENMARK (continued)
Pharmaceuticals 0.0%†
H Lundbeck A/S	860	$32,966

		1,454,692

FINLAND 0.4%
Banks 0.1%
Nordea Bank Abp	13,923	112,994

Communications Equipment 0.0%†
Nokia OYJ	1,794	6,655

Electric Utilities 0.1%
Fortum OYJ	3,232	79,732

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	5,315	77,237
UPM-Kymmene OYJ	4,351	150,795

		228,032

		427,413

FRANCE 8.8%
Aerospace & Defense 0.3%
Airbus SE	1,420	208,339
Dassault Aviation SA	100	131,712

		340,051

Air Freight & Logistics 0.0%†
Bollore SA*	8,276	36,070

Auto Components 0.4%
Cie Generale des Etablissements Michelin SCA	2,659	326,164
Valeo SA	2,293	81,189

		407,353

Automobiles 0.4%
Peugeot SA	10,348	247,828
Renault SA	3,450	163,667

		411,495

Banks 0.7%
BNP Paribas SA	6,236	371,212
Credit Agricole SA	4,991	72,714
Societe Generale SA	7,637	266,842

		710,768

Building Products 0.3%
Cie de Saint-Gobain	6,064	249,167

Capital Markets 0.1%
Amundi SA Reg. S (b)	165	12,971
Natixis SA	8,394	37,411

		50,382

Chemicals 0.6%
Arkema SA	5,249	559,888

Construction & Engineering 0.1%
Bouygues SA	2,706	115,196

Diversified Telecommunication Services 0.3%
Iliad SA (a)	208	26,989
Orange SA	18,983	278,943

		305,932

Electric Utilities 0.1%
Electricite de France SA	6,426	71,684

11

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

FRANCE (continued)
Entertainment 0.4%
Vivendi SA	13,662	$395,994

Food & Staples Retailing 0.2%
Carrefour SA	9,388	157,701

Insurance 0.3%
AXA SA	8,407	237,182
CNP Assurances	1,923	38,314
SCOR SE	921	38,694

		314,190

IT Services 0.1%
Atos SE	1,197	100,084
Worldline SA Reg. S* (b)	137	9,723

		109,807

Media 0.1%
Publicis Groupe SA	1,233	55,829

Multi-Utilities 1.6%
Engie SA	60,863	983,545
Veolia Environnement SA	23,611	628,927

		1,612,472

Oil, Gas & Consumable Fuels 1.7%
TOTAL SA	31,892	1,762,423

Pharmaceuticals 0.9%
Sanofi	8,663	870,087

Trading Companies & Distributors 0.2%
Rexel SA	18,400	245,041

		8,781,530

GERMANY 9.5%
Airlines 0.1%
Deutsche Lufthansa AG (Registered)	4,812	88,554

Auto Components 0.1%
Continental AG	890	115,574

Automobiles 1.6%
Bayerische Motoren Werke AG	4,872	401,070
Bayerische Motoren Werke AG (Preference)	773	47,731
Daimler AG (Registered)	11,273	625,011
Porsche Automobil Holding SE (Preference)	1,080	80,790
Volkswagen AG	496	96,392
Volkswagen AG (Preference)	2,402	474,832

		1,725,826

Banks 0.1%
Commerzbank AG	11,681	72,333

Capital Markets 0.6%
Deutsche Bank AG (Registered)	11,670	90,534
Deutsche Bank AG (Registered)	2,293	17,840
Deutsche Boerse AG	2,982	468,974

		577,348

Chemicals 0.3%
BASF SE	225	17,063
Covestro AG Reg. S (b)	3,906	181,575
Evonik Industries AG	1,789	54,836

		253,474

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Construction Materials 0.9%
HeidelbergCement AG	11,838	$862,874

Diversified Telecommunication Services 0.0%†
Telefonica Deutschland Holding AG	13,341	38,667

Food & Staples Retailing 0.1%
METRO AG	4,316	69,570

Health Care Providers & Services 0.7%
Fresenius SE & Co. KGaA	12,000	677,354

Independent Power and Renewable Electricity Producers 0.1%
Uniper SE	2,445	80,924

Industrial Conglomerates 0.8%
Siemens AG (Registered)	5,791	756,999

Insurance 1.3%
Allianz SE (Registered)	4,219	1,034,544
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	618	182,319
Talanx AG	764	37,931

		1,254,794

Marine 0.0%†
Hapag-Lloyd AG Reg. S (b)	64	5,513

Multi-Utilities 0.1%
RWE AG	3,274	100,591

Pharmaceuticals 1.2%
Bayer AG (Registered)	11,980	979,245
Merck KGaA	1,885	223,064

		1,202,309

Semiconductors & Semiconductor Equipment 0.7%
Infineon Technologies AG	30,459	698,482

Software 0.8%
SAP SE	5,554	748,512

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	349	29,663

		9,359,361

HONG KONG 1.6%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	12,000	17,752

Banks 0.0%†
Bank of East Asia Ltd. (The)	2,600	5,810

Electric Utilities 0.0%†
CK Infrastructure Holdings Ltd.	3,000	21,395

Food Products 0.1%
WH Group Ltd. Reg. S (b)	85,000	88,072

Hotels, Restaurants & Leisure 0.0%†
Shangri-La Asia Ltd.	10,000	10,460

Industrial Conglomerates 0.1%
Guoco Group Ltd.	4,000	67,779
NWS Holdings Ltd.	17,307	24,292

		92,071

Real Estate Management & Development 1.3%
CK Asset Holdings Ltd.	71,000	514,562
Hang Lung Properties Ltd.	20,000	43,723
Henderson Land Development Co. Ltd.	7,455	36,610

12

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Real Estate Management & Development (continued)
Hongkong Land Holdings Ltd.	6,400	$36,831
Kerry Properties Ltd.	10,500	33,461
New World Development Co. Ltd.	58,202	79,822
Sino Land Co. Ltd.	43,587	63,506
Sun Hung Kai Properties Ltd.	12,721	195,131
Swire Pacific Ltd., Class A	9,000	83,878
Swire Pacific Ltd., Class B	77,500	116,126
Wharf Holdings Ltd. (The)	13,000	33,073
Wheelock & Co. Ltd.	9,000	60,018

		1,296,741

Road & Rail 0.1%
MTR Corp. Ltd.	9,130	54,120

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	9,500	28,085

		1,614,506

IRELAND 1.4%
Airlines 0.2%
Ryanair Holdings plc, ADR*	2,074	181,703

Banks 0.4%
AIB Group plc	120,221	421,050
Bank of Ireland Group plc	2,509	13,836

		434,886

Construction Materials 0.2%
CRH plc, ADR (a)	3,682	148,495
CRH plc	278	11,151

		159,646

Containers & Packaging 0.5%
Smurfit Kappa Group plc	15,845	610,346

Hotels, Restaurants & Leisure 0.1%
Flutter Entertainment plc	438	53,489

		1,440,070

ISRAEL 0.2%
Banks 0.1%
Bank Hapoalim BM	6,028	50,074

Pharmaceuticals 0.1%
Teva Pharmaceutical Industries Ltd., ADR* (a)	11,258	110,328
Teva Pharmaceutical Industries Ltd.*	493	4,839

		115,167

		165,241

ITALY 2.0%
Banks 0.9%
Intesa Sanpaolo SpA	85,432	225,210
Mediobanca Banca di Credito Finanziario SpA	38,067	419,307
UniCredit SpA	10,634	155,472

		799,989

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	217,531	135,736

Electrical Equipment 0.3%
Prysmian SpA	14,217	342,593

Common Stocks (continued)
	Shares	Value

ITALY (continued)
Oil, Gas & Consumable Fuels 0.7%
Eni SpA	47,373	$736,121

		2,014,439

JAPAN 24.0%
Airlines 0.5%
Japan Airlines Co. Ltd.	17,100	533,613

Auto Components 1.4%
Aisin Seiki Co. Ltd.	2,000	73,970
Denso Corp.	3,000	135,328
NGK Spark Plug Co. Ltd.	1,500	29,098
NHK Spring Co. Ltd.	2,600	23,515
NOK Corp.	1,500	22,335
Sumitomo Electric Industries Ltd.	11,200	168,045
Sumitomo Rubber Industries Ltd.	3,100	37,713
Toyo Tire Corp. (a)	3,000	43,024
Toyoda Gosei Co. Ltd.	1,200	29,948
Toyota Boshoku Corp.	1,500	24,058
Toyota Industries Corp.	12,700	731,852
TS Tech Co. Ltd.	400	12,407
Yokohama Rubber Co. Ltd. (The)	1,500	29,026

		1,360,319

Automobiles 1.9%
Honda Motor Co. Ltd.	19,700	555,682
Isuzu Motors Ltd.	6,700	78,932
Mazda Motor Corp.	10,800	91,919
Mitsubishi Motors Corp. (a)	7,200	29,971
Nissan Motor Co. Ltd.	29,900	173,772
Subaru Corp.	900	22,253
Toyota Motor Corp.	10,414	733,247
Yamaha Motor Co. Ltd.	3,600	71,961

		1,757,737

Banks 2.2%
Aozora Bank Ltd.	800	21,130
Bank of Kyoto Ltd. (The)	500	21,316
Chiba Bank Ltd. (The)	6,400	36,799
Chugoku Bank Ltd. (The)	900	9,128
Concordia Financial Group Ltd.	10,400	42,660
Fukuoka Financial Group, Inc.	1,300	24,815
Hachijuni Bank Ltd. (The)	4,300	18,725
Hiroshima Bank Ltd. (The)	1,400	6,813
Iyo Bank Ltd. (The)	2,900	16,361
Kyushu Financial Group, Inc.	1,300	5,592
Mebuki Financial Group, Inc.	5,260	13,421
Mitsubishi UFJ Financial Group, Inc.	46,400	250,774
Mizuho Financial Group, Inc.	92,600	142,415
Resona Holdings, Inc.	10,300	44,912
Shinsei Bank Ltd.	1,600	24,424
Shizuoka Bank Ltd. (The)	3,100	23,078
Sumitomo Mitsui Financial Group, Inc.	35,400	1,303,152
Sumitomo Mitsui Trust Holdings, Inc.	1,500	59,193
Yamaguchi Financial Group, Inc.	2,000	13,530

		2,078,238

Beverages 0.4%
Coca-Cola Bottlers Japan Holdings, Inc.	1,400	35,949
Kirin Holdings Co. Ltd.	16,500	359,877

		395,826

13

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

JAPAN (continued)
Building Products 0.2%
AGC, Inc.	3,400	$121,322
LIXIL Group Corp.	2,500	43,087

		164,409

Capital Markets 0.6%
Daiwa Securities Group, Inc.	94,300	478,384
Nomura Holdings, Inc.	13,700	70,373

		548,757

Chemicals 1.7%
Air Water, Inc.	4,500	66,348
Asahi Kasei Corp.	11,000	123,426
Daicel Corp.	2,500	23,848
Denka Co. Ltd.	10,299	305,927
DIC Corp.	1,200	33,093
JSR Corp.	1,500	27,416
Kaneka Corp.	900	28,777
Kuraray Co. Ltd. (a)	37,600	461,094
Mitsubishi Chemical Holdings Corp.	9,500	70,778
Mitsubishi Gas Chemical Co., Inc.	2,100	31,912
Mitsui Chemicals, Inc.	2,400	58,332
Nippon Kayaku Co. Ltd.	2,700	33,328
Nippon Shokubai Co. Ltd.	500	30,905
Showa Denko KK (a)	1,200	31,609
Sumitomo Bakelite Co. Ltd.	300	11,223
Sumitomo Chemical Co. Ltd.	23,000	104,239
Teijin Ltd.	2,200	41,050
Tokai Carbon Co. Ltd.	600	5,977
Toray Industries, Inc.	10,600	72,420
Tosoh Corp.	3,100	47,708
Ube Industries Ltd.	1,500	32,478
Zeon Corp.	1,400	17,395

		1,659,283

Commercial Services & Supplies 0.1%
Dai Nippon Printing Co. Ltd.	2,200	59,709
Kokuyo Co. Ltd. (a)	500	7,458
Toppan Printing Co. Ltd.	2,500	51,538

		118,705

Construction & Engineering 0.3%
JGC Holdings Corp.	900	14,483
Kajima Corp.	5,800	77,511
Kandenko Co. Ltd.	1,000	9,571
Kinden Corp. (a)	900	13,933
Maeda Corp. (a)	600	5,835
Maeda Road Construction Co. Ltd.	300	7,341
Nippo Corp.	1,100	23,613
Obayashi Corp.	6,300	69,853
Shimizu Corp.	5,700	57,992
Toda Corp.	1,800	11,865

		291,997

Construction Materials 0.0%†
Sumitomo Osaka Cement Co. Ltd.	300	13,075
Taiheiyo Cement Corp.	1,100	32,185

		45,260

Consumer Finance 0.0%†
AEON Financial Service Co. Ltd.	800	12,583
Credit Saison Co. Ltd.	1,000	17,333

Common Stocks (continued)
	Shares	Value

JAPAN (continued)
Consumer Finance (continued)
Hitachi Capital Corp. (a)	700	$18,372

		48,288

Containers & Packaging 0.0%†
Rengo Co. Ltd.	1,000	7,616
Toyo Seikan Group Holdings Ltd.	2,400	41,603

		49,219

Diversified Financial Services 1.0%
Fuyo General Lease Co. Ltd.	200	13,439
Mitsubishi UFJ Lease & Finance Co. Ltd.	8,500	54,706
ORIX Corp.	54,500	907,173

		975,318

Electrical Equipment 0.0%†
Furukawa Electric Co. Ltd.	900	23,067
Mabuchi Motor Co. Ltd.	400	15,116

		38,183

Electronic Equipment, Instruments & Components 1.7%
Alps Alpine Co. Ltd.	1,700	38,401
Canon Marketing Japan, Inc.	800	18,532
Citizen Watch Co. Ltd.	2,100	11,395
Hitachi Ltd.	24,240	1,021,038
Ibiden Co. Ltd.	1,500	35,587
Kyocera Corp.	7,700	524,728
Nippon Electric Glass Co. Ltd.	800	17,721

		1,667,402

Entertainment 0.8%
Nintendo Co. Ltd.	1,100	444,011
Square Enix Holdings Co. Ltd.	6,600	329,759

		773,770

Food & Staples Retailing 1.1%
Matsumotokiyoshi Holdings Co. Ltd.	8,900	346,855
Seven & i Holdings Co. Ltd.	21,100	772,023

		1,118,878

Food Products 0.1%
Itoham Yonekyu Holdings, Inc.	1,100	7,084
NH Foods Ltd.	1,000	41,422
Yamazaki Baking Co. Ltd.	800	14,294

		62,800

Health Care Equipment & Supplies 0.7%
Nipro Corp.	700	8,425
Olympus Corp.	44,600	686,803

		695,228

Health Care Providers & Services 0.0%†
Alfresa Holdings Corp.	400	8,167
Medipal Holdings Corp.	800	17,647
Suzuken Co. Ltd.	300	12,208
Toho Holdings Co. Ltd.	500	11,089

		49,111

Household Durables 1.3%
Haseko Corp.	7,600	101,868
Iida Group Holdings Co. Ltd.	2,300	40,259
Nikon Corp.	3,000	36,669
Panasonic Corp.	2,400	22,510
Sekisui House Ltd.	4,200	89,696

14

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

JAPAN (continued)
Household Durables (continued)
Sony Corp.	14,400	$980,163
Sumitomo Forestry Co. Ltd.	1,800	26,496

		1,297,661

Industrial Conglomerates 0.7%
Toshiba Corp.	20,570	696,878

Insurance 0.5%
Dai-ichi Life Holdings, Inc.	5,300	87,285
Japan Post Holdings Co. Ltd.	5,000	46,960
MS&AD Insurance Group Holdings, Inc.	5,600	184,387
Sompo Holdings, Inc.	1,900	74,450
T&D Holdings, Inc.	6,300	79,516
Tokio Marine Holdings, Inc.	400	22,334

		494,932

Internet & Direct Marketing Retail 0.5%
Rakuten, Inc. (a)	55,400	475,167

IT Services 0.4%
Fujitsu Ltd.	3,800	358,579
NEC Corp.	1,500	62,327

		420,906

Leisure Products 0.5%
Heiwa Corp.	600	12,551
Sankyo Co. Ltd.	800	26,516
Sega Sammy Holdings, Inc.	32,300	470,456

		509,523

Machinery 0.9%
Amada Holdings Co. Ltd.	2,200	24,985
Ebara Corp.	1,000	30,214
FANUC Corp.	2,400	443,252
Glory Ltd.	700	21,128
Hino Motors Ltd.	7,500	79,246
IHI Corp.	1,000	23,437
JTEKT Corp.	3,400	40,103
Kawasaki Heavy Industries Ltd.	1,599	34,959
Kurita Water Industries Ltd.	900	26,665
Mitsubishi Heavy Industries Ltd.	2,500	96,688
NGK Insulators Ltd.	1,800	31,225
NSK Ltd.	4,100	38,668
Sumitomo Heavy Industries Ltd.	1,100	31,182
THK Co. Ltd.	600	16,104

		937,856

Marine 0.1%
Mitsui OSK Lines Ltd.	1,500	41,192
Nippon Yusen KK	2,700	48,645

		89,837

Media 0.1%
Dentsu Group, Inc.	2,800	96,413
Fuji Media Holdings, Inc.	1,100	15,613
Tokyo Broadcasting System Holdings, Inc.	400	6,800

		118,826

Metals & Mining 0.4%
Daido Steel Co. Ltd.	400	17,488
Dowa Holdings Co. Ltd.	400	14,844
Hitachi Metals Ltd.	2,500	36,728
JFE Holdings, Inc.	6,300	80,706

Common Stocks (continued)
	Shares	Value

JAPAN (continued)
Metals & Mining (continued)
Kobe Steel Ltd.	4,700	$25,186
Mitsubishi Materials Corp.	1,900	51,518
Nippon Steel Corp.	7,299	109,815
Sumitomo Metal Mining Co. Ltd.	2,099	67,700

		403,985

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd.	2,400	21,580
J Front Retailing Co. Ltd.	3,100	43,239
Takashimaya Co. Ltd.	1,999	22,414

		87,233

Oil, Gas & Consumable Fuels 0.9%
Idemitsu Kosan Co. Ltd.	2,400	66,770
Inpex Corp.	10,400	108,487
JXTG Holdings, Inc.	159,800	730,700

		905,957

Paper & Forest Products 0.1%
Nippon Paper Industries Co. Ltd.	1,500	25,318
Oji Holdings Corp.	11,200	60,447

		85,765

Pharmaceuticals 0.8%
Astellas Pharma, Inc.	40,500	691,817
Mitsubishi Tanabe Pharma Corp.	1,000	18,443
Sawai Pharmaceutical Co. Ltd.	200	12,668
Taisho Pharmaceutical Holdings Co. Ltd.	100	7,389
Takeda Pharmaceutical Co. Ltd.	818	32,407

		762,724

Real Estate Management & Development 0.2%
Mitsui Fudosan Co. Ltd.	3,500	85,484
Nomura Real Estate Holdings, Inc.	1,500	36,096
Tokyo Tatemono Co. Ltd.	2,100	32,763
Tokyu Fudosan Holdings Corp.	8,100	55,929

		210,272

Road & Rail 0.2%
Fukuyama Transporting Co. Ltd.	200	7,257
Hankyu Hanshin Holdings, Inc.	2,400	102,632
Nippon Express Co. Ltd.	1,000	58,509
Seino Holdings Co. Ltd.	1,300	17,532

		185,930

Semiconductors & Semiconductor Equipment 0.0%†
Rohm Co. Ltd.	500	40,301

Specialty Retail 0.1%
K’s Holdings Corp.	1,900	24,848
Shimamura Co. Ltd.	200	15,262
Yamada Denki Co. Ltd.	7,300	38,639

		78,749

Technology Hardware, Storage & Peripherals 0.2%
Brother Industries Ltd.	700	14,413
FUJIFILM Holdings Corp.	300	14,305
Konica Minolta, Inc.	8,300	54,324
Ricoh Co. Ltd.	8,400	91,023
Seiko Epson Corp.	3,600	54,352

		228,417

15

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

JAPAN (continued)
Trading Companies & Distributors 0.7%
ITOCHU Corp.	4,400	$101,897
Marubeni Corp.	7,900	58,376
Mitsubishi Corp.	6,900	183,056
Mitsui & Co. Ltd.	6,700	119,139
Nagase & Co. Ltd.	1,000	14,835
Sojitz Corp.	13,800	44,415
Sumitomo Corp.	6,400	95,418
Toyota Tsusho Corp.	1,800	63,091

		680,227

Transportation Infrastructure 0.0%†
Kamigumi Co. Ltd.	1,200	26,291
Mitsubishi Logistics Corp.	299	7,768

		34,059

Wireless Telecommunication Services 0.6%
SoftBank Group Corp.	13,500	587,743

		23,765,289

LUXEMBOURG 0.6%
Media 0.1%
SES SA, FDR	3,624	50,954

Metals & Mining 0.5%
ArcelorMittal SA	33,457	590,996

		641,950

MACAU 0.0%†
Hotels, Restaurants & Leisure 0.0%†
SJM Holdings Ltd.	27,000	30,820

NETHERLANDS 4.6%
Banks 0.3%
ABN AMRO Bank NV, CVA Reg. S (b)	3,288	60,056
ING Groep NV	22,582	271,391

		331,447

Chemicals 0.2%
Koninklijke DSM NV	1,818	237,315

Diversified Financial Services 0.2%
EXOR NV	2,300	178,371

Food & Staples Retailing 0.5%
Koninklijke Ahold Delhaize NV	18,412	461,439

Health Care Equipment & Supplies 0.8%
Koninklijke Philips NV	16,138	788,973

Insurance 0.2%
Aegon NV	16,098	73,686
NN Group NV	2,516	95,672

		169,358

Oil, Gas & Consumable Fuels 1.3%
Koninklijke Vopak NV	669	36,319
Royal Dutch Shell plc, Class B, ADR (a)	21,156	1,268,725

		1,305,044

Professional Services 0.1%
Randstad NV	1,414	86,590

Semiconductors & Semiconductor Equipment 1.0%
ASML Holding NV	1,600	476,496

Common Stocks (continued)
	Shares	Value

NETHERLANDS (continued)
Semiconductors & Semiconductor Equipment (continued)
NXP Semiconductors NV	4,400	$559,944

		1,036,440

		4,594,977

NEW ZEALAND 0.3%
Airlines 0.1%
Air New Zealand Ltd.	39,590	78,182

Construction Materials 0.0%†
Fletcher Building Ltd.	7,771	26,663

Health Care Providers & Services 0.1%
EBOS Group Ltd.	4,655	76,029
Ryman Healthcare Ltd.	712	7,841

		83,870

Hotels, Restaurants & Leisure 0.0%†
SKYCITY Entertainment Group Ltd.	8,727	23,331

Transportation Infrastructure 0.1%
Auckland International Airport Ltd.	13,025	76,737

		288,783

NORWAY 0.8%
Banks 0.2%
DNB ASA	7,213	135,172
SpareBank 1 SR-Bank ASA	3,345	38,101

		173,273

Chemicals 0.1%
Yara International ASA	1,781	74,212

Food Products 0.4%
Mowi ASA	17,000	442,148

Insurance 0.0%†
Storebrand ASA	3,091	24,302

Metals & Mining 0.1%
Norsk Hydro ASA	15,686	58,560

Oil, Gas & Consumable Fuels 0.0%†
Equinor ASA	431	8,619

		781,114

PORTUGAL 0.0%†
Banks 0.0%†
Banco Espirito Santo SA (Registered)*^¥	146,163	0

SINGAPORE 1.3%
Airlines 0.3%
Singapore Airlines Ltd.	37,200	250,279

Banks 0.7%
DBS Group Holdings Ltd.	30,700	591,751
Oversea-Chinese Banking Corp. Ltd.	15,292	125,038

		716,789

Food & Staples Retailing 0.0%†
Olam International Ltd.	21,100	28,400

Food Products 0.0%†
Wilmar International Ltd.	12,900	39,564

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	23,100	116,384

16

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

SINGAPORE (continued)
Industrial Conglomerates (continued)
Sembcorp Industries Ltd.	3,100	$5,287

		121,671

Real Estate Management & Development 0.2%
CapitaLand Ltd.	24,000	66,940
City Developments Ltd.	5,200	42,406
Frasers Property Ltd.	9,600	12,066
UOL Group Ltd.	4,910	30,409

		151,821

Trading Companies & Distributors 0.0%†
BOC Aviation Ltd. Reg. S (b)	2,800	28,445

		1,336,969

SOUTH AFRICA 0.3%
Capital Markets 0.0%†
Investec plc	6,794	40,010

Metals & Mining 0.3%
Anglo American plc	9,474	273,437

		313,447

SOUTH KOREA 0.4%
Technology Hardware, Storage & Peripherals 0.4%
Samsung Electronics Co. Ltd.	9,050	436,068

SPAIN 1.8%
Banks 1.1%
Banco Bilbao Vizcaya Argentaria SA	37,434	210,958
Banco Bilbao Vizcaya Argentaria SA, ADR	2,403	13,409
Banco de Sabadell SA	68,489	80,225
Banco Santander SA	193,958	818,971
Bankia SA	5,551	11,882

		1,135,445

Electrical Equipment 0.4%
Siemens Gamesa Renewable Energy SA (a)	24,989	439,116

Independent Power and Renewable Electricity Producers 0.2%
EDP Renovaveis SA	16,735	197,147

Oil, Gas & Consumable Fuels 0.1%
Repsol SA	3,225	50,592

		1,822,300

SWEDEN 1.5%
Aerospace & Defense 0.0%†
Saab AB, Class B	940	31,479

Auto Components 0.0%†
Dometic Group AB (b)	1,778	17,930

Banks 0.4%
Skandinaviska Enskilda Banken AB, Class A	14,948	140,617
Svenska Handelsbanken AB, Class A	7,391	79,581
Swedbank AB, Class A	3,311	49,379

		269,577

Commercial Services & Supplies 0.0%†
Intrum AB	950	28,339

Construction & Engineering 0.0%†
Peab AB, Class B	2,824	28,284

Common Stocks (continued)
	Shares	Value

SWEDEN (continued)
Containers & Packaging 0.0%†
BillerudKorsnas AB	1,564	$18,467

Diversified Financial Services 0.4%
Investor AB, Class B	6,061	331,152

Diversified Telecommunication Services 0.1%
Telia Co. AB	26,547	114,035

Food & Staples Retailing 0.0%†
ICA Gruppen AB	607	28,348

Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B	2,044	37,955

Hotels, Restaurants & Leisure 0.0%†
Pandox AB	569	12,887

Machinery 0.4%
SKF AB, Class B	3,935	79,723
Trelleborg AB, Class B	2,069	37,213
Volvo AB, Class A	1,877	31,760
Volvo AB, Class B	11,152	187,148

		335,844

Metals & Mining 0.1%
Boliden AB*	3,907	103,921
SSAB AB, Class A	1,619	5,690
SSAB AB, Class B	3,440	11,233

		120,844

Paper & Forest Products 0.1%
Holmen AB, Class B	2,271	69,225
Svenska Cellulosa AB SCA, Class B	4,471	45,329

		114,554

		1,489,695

SWITZERLAND 8.3%
Banks 0.0%†
Banque Cantonale Vaudoise (Registered) REG	16	13,059

Capital Markets 1.3%
Credit Suisse Group AG (Registered)*	9,803	133,036
Julius Baer Group Ltd.*	2,269	117,181
UBS Group AG (Registered)*	80,644	1,017,796

		1,268,013

Chemicals 0.0%†
Clariant AG (Registered)*	575	12,867

Construction Materials 0.2%
LafargeHolcim Ltd. (Registered)*	4,254	235,892

Diversified Telecommunication Services 0.2%
Swisscom AG (Registered)	351	185,883

Electrical Equipment 1.0%
ABB Ltd. (Registered)	41,636	1,005,130

Food Products 1.0%
Nestle SA (Registered)	9,081	983,804

Health Care Equipment & Supplies 0.1%
Alcon, Inc.*	1,639	92,849

Insurance 1.1%
Baloise Holding AG (Registered)	539	97,416
Helvetia Holding AG (Registered)	168	23,738
Swiss Life Holding AG (Registered)	355	178,104

17

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

SWITZERLAND (continued)
Insurance (continued)
Swiss Re AG	1,132	$127,230
Zurich Insurance Group AG	1,674	686,575

		1,113,063

Life Sciences Tools & Services 0.4%
Lonza Group AG (Registered)*	991	361,433

Metals & Mining 0.6%
Glencore plc*	184,254	576,149

Pharmaceuticals 1.8%
Novartis AG (Registered)	13,544	1,283,190
Roche Holding AG	1,200	389,110
Vifor Pharma AG	305	55,714

		1,728,014

Professional Services 0.1%
Adecco Group AG (Registered)	1,854	117,210

Real Estate Management & Development 0.0%†
Swiss Prime Site AG (Registered)*	245	28,401

Textiles, Apparel & Luxury Goods 0.5%
Cie Financiere Richemont SA (Registered)	4,337	340,443
Swatch Group AG (The) (a)	586	163,345
Swatch Group AG (The) (Registered)	732	38,651

		542,439

		8,264,206

UNITED KINGDOM 14.2%
Airlines 0.0%†
easyJet plc	1,390	26,440

Automobiles 0.3%
Fiat Chrysler Automobiles NV	17,051	252,529

Banks 2.6%
Barclays plc, ADR	32,152	306,087
HSBC Holdings plc	55,500	434,261
HSBC Holdings plc, ADR (a)	19,205	750,723
Lloyds Banking Group plc	802,054	669,417
Lloyds Banking Group plc, ADR	12,511	41,411
Royal Bank of Scotland Group plc, ADR (a)	22,210	143,032
Standard Chartered plc	13,428	126,822

		2,471,753

Capital Markets 0.3%
3i Group plc	2,315	33,741
IG Group Holdings plc	21,700	200,071
Standard Life Aberdeen plc	14,386	62,684

		296,496

Distributors 0.4%
Inchcape plc	47,677	445,799

Electrical Equipment 0.0%†
Melrose Industries plc	15,490	49,512

Energy Equipment & Services 0.0%†
Subsea 7 SA	3,107	37,252

Equity Real Estate Investment Trusts (REITs) 0.6%
British Land Co. plc (The)	67,848	577,684

Food & Staples Retailing 1.0%
J Sainsbury plc	32,629	100,025
Tesco plc	247,906	839,786

Common Stocks (continued)
	Shares	Value

UNITED KINGDOM (continued)
Food & Staples Retailing (continued)
Wm Morrison Supermarkets plc (a)	29,242	$77,847

		1,017,658

Health Care Equipment & Supplies 0.1%
Smith & Nephew plc	5,400	130,445

Household Durables 1.1%
Barratt Developments plc	59,641	591,167
Persimmon plc	14,500	522,350

		1,113,517

Industrial Conglomerates 1.8%
CK Hutchison Holdings Ltd.	124,272	1,187,462
DCC plc	5,864	510,434

		1,697,896

Insurance 1.2%
Aviva plc	204,651	1,141,661
Phoenix Group Holdings plc	9,672	96,180

		1,237,841

Media 0.6%
Informa plc	31,985	363,585
Pearson plc	3,802	32,161
Pearson plc, ADR (a)	748	6,306
WPP plc	11,819	166,334
WPP plc, ADR (a)	567	39,854

		608,240

Oil, Gas & Consumable Fuels 0.4%
BP plc, ADR (a)	10,697	403,705

Personal Products 0.8%
Unilever plc	13,378	765,881

Real Estate Management & Development 0.2%
Savills plc	10,884	163,790

Software 0.0%†
Micro Focus International plc, ADR	1,331	18,674

Specialty Retail 0.1%
Kingfisher plc	23,926	69,387

Tobacco 1.0%
British American Tobacco plc	10,353	441,092
British American Tobacco plc, ADR	1,905	80,886
Imperial Brands plc	18,932	469,106

		991,084

Trading Companies & Distributors 0.2%
Ashtead Group plc	6,000	192,004

Wireless Telecommunication Services 1.5%
Vodafone Group plc	661,056	1,283,356
Vodafone Group plc, ADR (a)	6,837	132,159

		1,415,515

		13,983,102

UNITED STATES 0.0%†
Hotels, Restaurants & Leisure 0.0%†
Carnival plc	727	34,716

18

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)
	Shares	Value

ZAMBIA 0.1%
Metals & Mining 0.1%
First Quantum Minerals Ltd. (a)	7,458	$75,640

Total Common Stocks (cost $82,650,967)		95,188,194

Rights 0.0%†

	Number of Rights

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†

Repsol SA, expiring at an exercise price of $1.00 on 1/7/2020*	3,225	1,530

Total Rights (cost $1,524)		1,530

Repurchase Agreements 2.1%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $852,903, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $869,885. (c)(d)	$852,828	852,828
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $200,019, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $204,000. (c)(d)	200,000	200,000
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $1,000,087, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $1,020,000. (c)(d)	1,000,000	1,000,000

Total Repurchase Agreements (cost $2,052,828)		2,052,828

Total Investments (cost $84,705,319) — 97.7%		97,242,552

Other assets in excess of liabilities — 2.3%		2,249,433

NET ASSETS — 100.0%		$99,491,985

*	Denotes a non-income producing security.
^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loasn at December 31, 2019. The total value of securities on loan at December 31, 2019 was $5,241,930, which was collateralized by cash used to purchase repurchase agreements with a total value of $2,052,828 and by $3,407,558 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.63%, and maturity dates ranging from 1/7/2020 - 2/15/2049, a total value of $5,460,386.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $404,285 which represents 0.41% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $2,052,828.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CVA	Dutch Certification

FDR	Fiduciary Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

The accompanying notes are an integral part of these financial statements.

19

Statement of Assets and Liabilities

December 31, 2019

NVIT Multi-Manager International Value Fund
Assets:
Investment securities, at value* (cost $82,652,491)	$95,189,724
Repurchase agreement, at value (cost $2,052,828)	2,052,828
Cash	2,030,693
Foreign currencies, at value (cost $156,924)	159,012
Interest and dividends receivable	91,037
Security lending income receivable	726
Receivable for investments sold	13,755
Receivable for capital shares issued	115,553
Reclaims receivable	2,096,240
Prepaid expenses	1,459

Total Assets	101,751,027

Liabilities:
Payable for investments purchased	27,474
Payable for capital shares redeemed	9,811
Payable upon return of securities loaned (Note 2)	2,052,828
Accrued expenses and other payables:
Investment advisory fees	38,459
Fund administration fees	31,331
Distribution fees	12,309
Administrative servicing fees	14,714
Accounting and transfer agent fees	251
Trustee fees	100
Custodian fees	32,793
Compliance program costs (Note 3)	976
Professional fees	27,126
Printing fees	5,656
Other	5,214

Total Liabilities	2,259,042

Net Assets	$99,491,985

Represented by:
Capital	$118,298,683
Total distributable earnings (loss)	(18,806,698)

Net Assets	$99,491,985

Net Assets:
Class I Shares	$33,723,095
Class II Shares	58,287,609
Class IV Shares	7,481,281

Total	$99,491,985

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,279,691
Class II Shares	7,453,491
Class IV Shares	947,796

Total	12,680,978

20

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT Multi-Manager International Value Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$7.88
Class II Shares	$7.82
Class IV Shares	$7.89

*	Includes value of securities on loan of $5,241,930 (Note 2).

The accompanying notes are an integral part of these financial statements.

21

Statement of Operations

For the Year Ended December 31, 2019

NVIT Multi-Manager International Value Fund
INVESTMENT INCOME:
Dividend income	$33,389,422
Interest income	390,103
Income from securities lending (Note 2)	274,550
Foreign tax withholding	(2,857,955)

Total Income	31,196,120

EXPENSES:
Investment advisory fees	5,977,901
Fund administration fees	292,064
Distribution fees Class II Shares	143,345
Administrative servicing fees Class I Shares	47,420
Administrative servicing fees Class II Shares	86,007
Administrative servicing fees Class IV Shares	11,326
Professional fees	83,381
Printing fees	15,694
Trustee fees	32,617
Custodian fees	41,524
Accounting and transfer agent fees	15,884
Compliance program costs (Note 3)	3,844
Other	20,210

Total expenses before fees waived	6,771,217

Investment advisory fees waived (Note 3)	(442,822)

Net Expenses	6,328,395

NET INVESTMENT INCOME	24,867,725

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	(26,708,145)
Foreign currency transactions (Note 2)	374,646

Net realized losses	(26,333,499)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	120,955,140
Translation of assets and liabilities denominated in foreign currencies	5,303

Net change in unrealized appreciation/depreciation	120,960,443

Net realized/unrealized gains	94,626,944

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$119,494,669

The accompanying notes are an integral part of these financial statements.

22

Statements of Changes in Net Assets

	NVIT Multi-Manager International Value Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$24,867,725	$25,278,565
Net realized gains (losses)	(26,333,499)	39,621,026
Net change in unrealized appreciation/depreciation	120,960,443	(236,163,045)

Change in net assets resulting from operations	119,494,669	(171,263,454)

Distributions to Shareholders From:
Distributable earnings:
Class I	(8,687,815)	(1,526,178)
Class II	(15,520,088)	(2,598,337)
Class IV	(1,955,431)	(391,138)
Class Y	(36,870,195)	(40,179,643)

Change in net assets from shareholder distributions	(63,033,529)	(44,695,296)

Change in net assets from capital transactions	(801,118,022)	(61,220,513)

Change in net assets	(744,656,882)	(277,179,263)

Net Assets:
Beginning of year	844,148,867	1,121,328,130

End of year	$99,491,985	$844,148,867

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,862,384	$3,437,452
Dividends reinvested	8,687,815	1,526,178
Cost of shares redeemed	(3,488,198)	(4,759,841)

Total Class I Shares	8,062,001	203,789

Class II Shares
Proceeds from shares issued	7,264,237	6,964,634
Dividends reinvested	15,520,088	2,598,337
Cost of shares redeemed	(9,639,536)	(10,822,805)

Total Class II Shares	13,144,789	(1,259,834)

Class IV Shares
Proceeds from shares issued	119,639	422,817
Dividends reinvested	1,955,431	391,138
Cost of shares redeemed	(1,339,847)	(1,272,791)

Total Class IV Shares	735,223	(458,836)

Class Y Shares
Proceeds from shares issued	20,431,487	37,476,331
Dividends reinvested	36,870,195	40,179,643
Cost of shares redeemed	(880,361,717)	(137,361,606)

Total Class Y Shares	(823,060,035)	(59,705,632)

Change in net assets from capital transactions	$(801,118,022)	$(61,220,513)

23

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS:
Class I Shares
Issued	303,015	315,121
Reinvested	1,097,675	153,231
Redeemed	(363,222)	(430,651)

Total Class I Shares	1,037,468	37,701

Class II Shares
Issued	762,983	631,926
Reinvested	1,975,389	261,402
Redeemed	(1,035,738)	(996,206)

Total Class II Shares	1,702,634	(102,878)

Class IV Shares
Issued	12,460	39,823
Reinvested	246,509	39,209
Redeemed	(137,826)	(114,431)

Total Class IV Shares	121,143	(35,399)

Class Y Shares
Issued	2,183,370	3,299,879
Reinvested	3,990,281	4,044,015
Redeemed	(89,187,650)	(11,716,099)

Total Class Y Shares	(83,013,999)	(4,372,205)

Total change in shares	(80,152,754)	(4,472,781)

The accompanying notes are an integral part of these financial statements.

24

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$9.11	0.25	1.16	1.41	(2.23)	(0.41)	(2.64)	$7.88	16.55%		$33,723,095	0.90%	2.64%	0.97%	25.96%
Year Ended December 31, 2018	$11.54	0.26	(2.20)	(1.94)	(0.49)	–	(0.49)	$9.11	(17.16%	)	$29,524,689	0.92%	2.38%	0.94%	21.71%
Year Ended December 31, 2017	$9.64	0.25	1.94	2.19	(0.29)	–	(0.29)	$11.54	22.92%		$36,973,171	0.91%	2.33%	0.93%	61.67%
Year Ended December 31, 2016	$9.44	0.26	0.23	0.49	(0.29)	–	(0.29)	$9.64	5.23%		$31,690,459	0.92%	2.80%	0.93%	40.58%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.13)	–	(0.13)	$9.44	(5.12%	)	$32,030,091	0.91%	2.18%	0.93%	47.51%

Class II Shares
Year Ended December 31, 2019	$9.06	0.23	1.15	1.38	(2.21)	(0.41)	(2.62)	$7.82	16.26%		$58,287,609	1.15%	2.42%	1.22%	25.96%
Year Ended December 31, 2018	$11.47	0.23	(2.18)	(1.95)	(0.46)	–	(0.46)	$9.06	(17.33%	)	$52,084,051	1.17%	2.12%	1.19%	21.71%
Year Ended December 31, 2017	$9.59	0.22	1.92	2.14	(0.26)	–	(0.26)	$11.47	22.53%		$67,160,638	1.16%	2.10%	1.18%	61.67%
Year Ended December 31, 2016	$9.37	0.23	0.23	0.46	(0.24)	–	(0.24)	$9.59	4.98%		$63,178,209	1.17%	2.59%	1.18%	40.58%
Year Ended December 31, 2015	$10.01	0.20	(0.73)	(0.53)	(0.11)	–	(0.11)	$9.37	(5.34%	)	$59,983,984	1.16%	1.92%	1.18%	47.51%

Class IV Shares
Year Ended December 31, 2019	$9.12	0.26	1.15	1.41	(2.23)	(0.41)	(2.64)	$7.89	16.52%		$7,481,281	0.90%	2.67%	0.97%	25.96%
Year Ended December 31, 2018	$11.55	0.26	(2.20)	(1.94)	(0.49)	–	(0.49)	$9.12	(17.15%	)	$7,537,383	0.92%	2.38%	0.94%	21.71%
Year Ended December 31, 2017	$9.65	0.25	1.94	2.19	(0.29)	–	(0.29)	$11.55	22.89%		$9,957,973	0.91%	2.34%	0.93%	61.67%
Year Ended December 31, 2016	$9.45	0.26	0.22	0.48	(0.28)	–	(0.28)	$9.65	5.20%		$9,112,334	0.92%	2.81%	0.93%	40.58%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.12)	–	(0.12)	$9.45	(5.09%	)	$10,164,408	0.91%	2.19%	0.93%	47.51%

Class Y Shares
Period Ended November 21, 2019 (g)	$9.09	0.27	0.91	1.18	(0.04)	(0.41)	(0.45)	$9.82	13.25%		$400,716,747	0.66%	2.77%	0.70%	25.96%
Year Ended December 31, 2018	$11.53	0.28	(2.22)	(1.94)	(0.50)	–	(0.50)	$9.09	(17.13%	)	$755,002,744	0.77%	2.53%	0.79%	21.71%
Year Ended December 31, 2017	$9.63	0.26	1.95	2.21	(0.31)	–	(0.31)	$11.53	23.12%		$1,007,236,348	0.76%	2.47%	0.78%	61.67%
Year Ended December 31, 2016	$9.44	0.27	0.24	0.51	(0.32)	–	(0.32)	$9.63	5.45%		$1,033,013,081	0.77%	2.94%	0.78%	40.58%
Year Ended December 31, 2015	$10.08	0.24	(0.74)	(0.50)	(0.14)	–	(0.14)	$9.44	(5.01%	)	$977,195,198	0.76%	2.31%	0.78%	47.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	As of December 31, 2019, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.

The accompanying notes are an integral part of these financial statements.

25

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC and other unaffiliated insurance companies.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or services fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

26

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

27

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$489,199	$371,530	$—	$860,729
Air Freight & Logistics	—	123,352	—	123,352
Airlines	181,703	1,554,884	—	1,736,587
Auto Components	250,339	1,901,176	—	2,151,515
Automobiles	—	4,147,587	—	4,147,587
Banks	2,516,446	10,226,006	—	12,742,452
Beverages	—	544,107	—	544,107
Building Products	—	447,126	—	447,126
Capital Markets	55,510	3,383,919	—	3,439,429
Chemicals	132,024	3,055,709	—	3,187,733
Commercial Services & Supplies	—	242,179	—	242,179
Communications Equipment	—	6,655	—	6,655
Construction & Engineering	—	435,477	—	435,477
Construction Materials	148,495	1,208,527	—	1,357,022
Consumer Finance	—	48,288	—	48,288
Containers & Packaging	—	678,032	—	678,032
Distributors	—	445,799	—	445,799
Diversified Financial Services	—	2,238,907	—	2,238,907
Diversified Telecommunication Services	—	780,253	—	780,253
Electric Utilities	—	172,811	—	172,811

28

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Electrical Equipment	$—	$2,077,636	$—	$2,077,636
Electronic Equipment, Instruments & Components	—	1,667,402	—	1,667,402
Energy Equipment & Services	—	234,931	—	234,931
Entertainment	—	1,169,764	—	1,169,764
Equity Real Estate Investment Trusts (REITs)	—	577,684	—	577,684
Food & Staples Retailing	—	2,881,994	—	2,881,994
Food Products	—	1,616,388	—	1,616,388
Gas Utilities	22,970	—	—	22,970
Health Care Equipment & Supplies	—	1,769,179	—	1,769,179
Health Care Providers & Services	—	810,335	—	810,335
Hotels, Restaurants & Leisure	22,445	248,123	—	270,568
Household Durables	—	2,411,178	—	2,411,178
Independent Power and Renewable Electricity Producers	—	278,071	—	278,071
Industrial Conglomerates	—	3,365,515	—	3,365,515
Insurance	690,537	4,846,875	—	5,537,412
Interactive Media & Services	303,360	—	—	303,360
Internet & Direct Marketing Retail	—	475,167	—	475,167
IT Services	—	530,713	—	530,713
Leisure Products	—	509,523	—	509,523
Life Sciences Tools & Services	—	361,433	—	361,433
Machinery	—	1,273,700	—	1,273,700
Marine	—	643,943	—	643,943
Media	46,160	787,689	—	833,849
Metals & Mining	693,768	2,526,049	—	3,219,817
Multiline Retail	—	111,682	—	111,682
Multi-Utilities	—	1,713,063	—	1,713,063
Oil, Gas & Consumable Fuels	3,247,508	4,321,529	—	7,569,037
Paper & Forest Products	—	428,351	—	428,351
Personal Products	—	765,881	—	765,881
Pharmaceuticals	110,328	4,691,332	—	4,801,660
Professional Services	—	203,800	—	203,800
Real Estate Management & Development	—	2,075,171	—	2,075,171
Road & Rail	—	247,176	—	247,176
Semiconductors & Semiconductor Equipment	559,944	1,215,279	—	1,775,223
Software	18,674	748,512	—	767,186
Specialty Retail	—	148,136	—	148,136
Technology Hardware, Storage & Peripherals	—	664,485	—	664,485
Textiles, Apparel & Luxury Goods	—	570,524	—	570,524
Thrifts & Mortgage Finance	6,126	—	—	6,126
Tobacco	80,886	910,198	—	991,084
Trading Companies & Distributors	—	1,145,717	—	1,145,717
Transportation Infrastructure	—	140,459	—	140,459
Wireless Telecommunication Services	132,159	2,302,702	—	2,434,861
Total Common Stocks	$9,708,581	$85,479,613	$—	$95,188,194
Repurchase Agreements	—	2,052,828	—	2,052,828
Right	1,530	—	—	1,530
Total	$9,710,111	$87,532,441	$—	$97,242,552

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

29

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and

30

Notes to Financial Statements (Continued)

December 31, 2019

Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $2,052,828, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

31

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$852,828	$—	$852,828	$(852,828)	$—
Citigroup Global Markets Ltd.	200,000	—	200,000	(200,000)	—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Total	$2,052,828	$—	$2,052,828	$(2,052,828)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

32

Notes to Financial Statements (Continued)

December 31, 2019

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to foreign currency gain/loss and investments in passive foreign investment companies (PFICs). Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

33

Notes to Financial Statements (Continued)

December 31, 2019

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Thompson, Siegel & Walmsley LLC
Dimensional Fund Advisors LP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.75%
$500 million up to $2 billion	0.70%
$2 billion and more	0.65%

Effective October 1, 2019, the Trust and NFA have entered into a written contract waiving 0.236% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $442,822, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.73%, and after contractual fee waivers was 0.68%.

34

Notes to Financial Statements (Continued)

December 31, 2019

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $292,064 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $3,844.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $144,753.

35

Notes to Financial Statements (Continued)

December 31, 2019

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $197,421,961 and sales of $1,029,980,078 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

36

Notes to Financial Statements (Continued)

December 31, 2019

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2019, the Fund recaptured $15,820 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$42,071,802	$20,961,727	$63,033,529	$—	$63,033,529

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

37

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$44,695,296	$—	$44,695,296	$—	$44,695,296

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$6,254,648	$—	$6,254,648	$(35,779,115)	$10,717,769	$(18,806,698)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$86,516,686	$15,383,749	$(4,657,883)	$10,725,866

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $35,779,115 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

38

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager International Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

39

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

40

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

The Trustees considered that each of NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, and NVIT Multi-Manager Mid Cap Value was shown to pay actual management fees and to have a total expense ratio at a level equal to or lower than their peer group medians and, except in the case of NVIT Multi-Manager Mid Cap Value Fund, to have experienced three-year performance more favorable than its peer group median or within the third quintile of its peer group. In the case of the NVIT Multi-Manager Mid Cap Value Fund, the Trustees

41

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered that, although the Fund’s performance was in the fourth quartile of the Fund’s peer group for the three-year period, it was less than one percentage point below the peer group median, and the Fund’s performance had improved to the second quartile for the one-year period ended the same date. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

As to NVIT Multi-Manager Mid Cap Growth Fund, the Trustees considered that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was at a level lower than its peer group median, although the Fund paid actual management fees at a rate higher than the median of its peers. The Trustees did not consider the actual management fee rate to be so high as to be inconsistent with the continuation of its Advisory Agreement in light of, among other things, the Fund’s total expense ratio and its three-year performance ranking in the first quintile of its peer group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreement.

The Trustees considered that NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund were shown to have total expense ratios at levels within a generally acceptable level above their peer group medians. The Trustees noted that each of these Funds paid actual management fees at rates higher than the median of their peers. However, the Trustees did not consider those rates to be so high as to be inconsistent with the continuation of the Advisory Agreements in light of, among other things, the Funds’ total expense ratios. The Trustees considered that, with respect to each of those Funds other than NVIT Multi-Manager Small

Company Fund, the Adviser had implemented a waiver effective October 1, 2019 to maintain each Fund’s net expense ratio at its current level for a term of 18 months due to the anticipated significant reduction of assets following redemptions from the Funds by a number of Nationwide funds-of-funds. The Trustees also considered hypothetical comparative expense information provided by the Adviser, in consultation with Broadridge and the independent consultant retained by the Board, which took into account this significant reduction of assets. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the expenses of each of these Funds generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund as well as the performance of peer groups of funds over various time periods. The Trustees noted that NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Small Cap Growth Fund had achieved investment performance above the median of the funds in their peer groups for the three-year period ended June 30, 2019. They noted that NVIT Multi-Manager International Growth Fund had experienced performance in the fourth quintile of its peer group, but within one percentage point of the peer group median for the three-year period, and had achieved performance in the first quintile for the one-year period ended the same date. The Trustees considered, with respect to the remaining Fund, NVIT Multi-Manager Small Cap Value Fund, that in November 2019 the Adviser had terminated two of the Fund’s sub-advisers in light of the Fund’s performance and replaced them with two new sub-advisers that the Adviser considered to have the potential to improve

42

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Fund’s performance significantly. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ performance, and the Adviser’s explanation regarding the underperformance of certain Funds, and remedial activities taken in respect of NVIT Multi-Manager Small Cap Fund, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

The Fund designates $20,961,727, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2019, the foreign source income for the Fund was $28,781,606 or $2.2697 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2019, the foreign tax credit for the Fund was $1,963,513 or $0.1548 per outstanding share.

43

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

44

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

45

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

46

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

47

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

48

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

49

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

50

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

51

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

52

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

53

Annual Report

December 31, 2019

NVIT Multi-Manager Large Cap Growth Fund

AR-MM-LCG 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Multi-Manager Large Cap Growth Fund

For the annual period ended December 31, 2019, the NVIT Multi-Manager Large Cap Growth Fund (Class II*) returned 30.22%** versus 36.39% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Growth (consisting of 298 funds as of December 31, 2019), was 31.98% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Loomis, Sayles & Company, L.P.; Massachusetts Financial Services Company; and Smith Asset Management Group, L.P.

The following commentary is provided by Loomis, Sayles & Company, L.P.

Over the long term, we believe that markets are efficient. Near term, however, we believe innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market’s current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

The Fund’s sleeve returned 32.66% during the period, underperforming the benchmark by 3.73%.

Stock selection in the Information Technology, Industrials, Health Care and Consumer Staples sectors, as well as the Fund sleeve’s allocations to the Information Technology, Consumer Staples, Consumer Discretionary, Energy, Financials, and Health Care sectors detracted from relative sleeve performance. Alcon, United Parcel Service, Compass Minerals, BioMarin Pharmaceutical, and Merck were among the largest detractors from sleeve performance. We highlight Alcon, UPS and Compass Minerals, below.

In April 2019, Novartis completed a spinoff of its Alcon eye care division to shareholders. As a result of the Fund’s ownership of Novartis, the Fund received an approximately 17-basis-point allocation in Alcon, Inc. The newly public company had modestly negatively returns for the period and was the only detractor from performance during the year. Based on our analysis, Alcon is a high-quality business with secular growth drivers. The company is a global leader in ophthalmologic medical devices focused on eye surgery equipment and related accessories used to perform cataract surgery, as well as a leading global producer of consumer ophthalmic products such as contact lenses and other ocular health products. While the company continues to meet our quality and growth criteria, we substantially trimmed the Fund sleeve’s position in the period in favor of better reward-to-risk opportunities.

United Parcel Service (UPS) is the world’s largest package delivery company and a leading global provider of specialized transportation and logistics services. We first purchased UPS in 2007 and, over our greater-than-10-year holding period, the position was among the top 25 contributors to Fund sleeve performance. Typical of our gradual approach to building and exiting positions, the sleeve first began to exit the position in the first quarter of 2018. We sold the remaining stake in January 2019 because the company had approached the portfolio manager’s estimate of intrinsic value. Due to the Fund sleeve’s short holding period in calendar year 2019, UPS was among the lowest contributors to sleeve performance for the full year.

3

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

Compass Minerals International is a leading producer of salt used primarily in highway deicing, as well as a range of consumer and industrial applications. The company also is the largest producer in North America of organic-approved sulfate of potash (SOP) specialty fertilizer. A long-term segment holding, the position contributed positively in 2019 but was among the lowest three contributors to Fund sleeve performance for the period. When the Fund sleeve initiated its position in Compass, the portfolio manager believed the company’s strong and sustainable competitive advantages included its salt mining and SOP assets, which accounted for the majority of the company’s revenues and would be very difficult for a competitor to replicate. However, the company took on leverage to diversify away from the salt business, where it had a clear competitive advantage, to buy a plant nutrition business in Brazil, where it had little geographic or strategic overlap. Further, mis-execution in the company’s salt business and another winter with lower-than-average demand led the company to operate under tighter financial conditions than anticipated. In January 2019, the Fund sleeve sold its position in Compass.

Stock selection in the Consumer Discretionary, Financials, Communication Services and Energy sectors, as well as the Fund sleeve’s allocation to the Industrials sector, contributed positively to relative return. Alibaba, Facebook, Visa, Autodesk and Amazon were among the top contributors to Fund performance. We highlight Alibaba, Facebook and Visa, below.

Demonstrating the power of its brands and network ecosystem, China e-commerce and consumer-engagement platform provider Alibaba reported fundamentally strong results during the period. Revenue growth in the mid-double digits was well above the portfolio manager’s estimates for China consumer spending, indicating that the company continues to grow its leading market share. Operating margins declined year over year due to management’s significant ongoing reinvestment in the business. Areas of focus for strategic reinvestment include improving user experience, local services through recently acquired delivery company Ele.me, “new retail,”

logistics, globalization, cloud services, digital media, and greater operating efficiency. Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages.

A strategy holding since its IPO in 2012, social media company Facebook reported strong and above-expectations growth in revenue during the period that was approximately two times the portfolio manager’s estimate for the rate of growth in online advertising, indicating that the company grew its market share. Despite reporting in July that it had reached a $5 billion settlement with the U.S. Federal Trade Commission (FTC) regarding its privacy practices and that the FTC also has opened an antitrust investigation, Facebook continues to grow its global user base, and user engagement as measured by daily and monthly active users has remained solid. In addition, demand from advertisers remains robust, and the company grew its average revenue per user throughout the year. The portfolio manager believes Facebook is a high-quality company, benefiting from the secular shift from traditional advertising to online advertising and positioned for strong and sustainable growth over our investment horizon.

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products including credit cards, debit cards — which Visa invented — and transaction security services known as tokenization. Visa has one of the world’s most recognized brands, which took decades and significant investment to build. Through its open-loop, multi-party system, Visa has built a massive global network, orchestrating transaction settlements between merchants and cardholders in more than 200 countries. A growing global network with over 3.3 billion Visa-branded cards outstanding that are accepted by 54 million merchants worldwide creates a powerful virtuous cycle, reinforcing Visa’s difficult-to-replicate competitive advantages. During the year, Visa reported healthy revenue and earnings growth that was above market expectations. As the company continues to scale its businesses in

4

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

regions around the world, the portfolio manager expects Visa will be able to expand operating margins, improve its return on invested capital, and grow free cash flow faster than revenues.

The Fund’s sleeve does not use derivative instruments.

Subadviser:

Loomis, Sayles & Company, L.P.

Portfolio Manager:

Aziz V. Hamzaogullari, CFA

The following commentary is provided by Massachusetts Financial Services Company

For the 12 months ended December 31, 2019, the Fund’s sleeve provided a total return of 31.85%. This compares with a return of 36.39% for the benchmark.

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China, and decline in Brexit uncertainty helped bolster market sentiment late in the reporting period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the U.S. Federal Reserve (Fed) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the U.S. Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates further — sending them deeper into negative territory — restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months. China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the United States and China over much of the year, emerging markets hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors plus the fading of certain global risk factors mentioned above hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Security selection in both the Health Care and Real Estate sectors detracted from Fund sleeve relative performance. Within the Health Care sector, the sleeve’s overweight position in biotechnology company Biogen, and the timing of the sleeve’s positions in global pharmaceutical company Bristol-Myers Squibb and drugstore retailer CVS Health(a), weakened relative returns as all three stocks underperformed the benchmark. Although security selection in the Real Estate sector dampened relative results, there were no individual stocks within this sector that were among the Fund sleeve’s top relative detractors.

Elsewhere, the Fund sleeve’s holdings of drug store operator Walgreens Boots Alliance(a)(b) and

5

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

power generation company NRG Energy(b), an underweight position in computer and personal electronics maker Apple, overweight positions in network equipment company Cisco Systems and fitness centers operator Planet Fitness(a), and timing of positions in computer graphics processors maker NVIDIA hindered relative sleeve returns.

Due to ongoing client liquidation, the Fund sleeve’s cash and/or cash equivalents position during the period was the primary detractor from relative sleeve performance. Under normal market conditions, the Fund sleeve strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the sleeve’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Security selection in the Consumer Discretionary sector contributed to the Fund sleeve’s relative performance during the reporting period, led by the sleeve’s overweight position in shares of retail giant Target, which outperformed the benchmark.

Both stock selection and an overweight position in the Consumer Staples sector benefited relative Fund sleeve returns. Within this sector, the sleeve’s holdings of food producer Tyson Foods(a)(b) aided relative results.

Stocks in other sectors that further supported relative performance included overweight positions in materials engineering solutions provider Applied Materials, payment processing company First Data(a), debit and credit transaction processing company MasterCard, aerospace company Boeing, and software giant Microsoft and an underweight position in internet TV show and movie subscription services provider Netflix(a).

The Fund’s sleeve did not use derivatives.

Subadviser:

Massachusetts Financial Services Company

Portfolio Managers:

James C. Fallon, Matthew W. Krummell, Jonathan W. Sage and John E. Stocks

The following commentary is provided by Smith Asset Management Group, L.P.

For the fiscal year ended December 31, 2019, the Fund’s sleeve returned 29.0%, which was less than the 36.4% return of its primary benchmark.

The year 2019 ended strong, resulting in an annual return for U.S. large-capitalization stocks that ranked in the top 5% of historical returns. While performance was more broad-based than in recent years, the surge was almost wholly due to an increase in valuations, as there was little earnings growth during the year. Fortunately, valuation is a poor predicator of market turns, and the extreme pessimism of a year ago has turned 180 degrees. The U.S. economy was surprisingly resilient, considering ongoing trade tensions and a global slowdown that hurt business confidence and suppressed capital spending. Importantly, labor markets remained strong and wage increases steadily climbed. This helped consumers stay optimistic, making them the primary driver of the tepid economic expansion.

Unexpected Growth is the difference between earnings expectations 12 months prior and the actual results reported for the preceding year (for example, 5% unexpected growth results from a company reporting 15% earnings growth versus an expectation of 10% one year prior). Research has shown that there is a greater reward to unexpected growth than absolute growth (especially when the absolute growth was highly predictable).

The primary objective of Smith Group’s investment process is to identify companies most likely to report unexpected growth. Over the past year, with earnings confidence severely shaken, the fundamental objective of our process was not rewarded.

Underperformance began coincident with the sharp market sell-off of late 2018 and the subsequent plummeting of global corporate earnings forecasts for 2019. Fortunately, during the final quarter of the year, we saw improved returns to earnings foresight and valuation, both of which are key components of Smith Group’s investment process.

6

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

For the 12 months ended December 31, 2019, the Fund’s underperformance to its benchmark primarily occurred early in the year when earnings forecasts were most exposed to the uncertainty of a global slowdown. Security selection within the Industrials, Health Care and Communication Services sector was the primary detractor from performance, while the impact of sector allocation was negligible. During the year, the benchmark became increasingly concentrated, with its top 10 names consuming 38% of the benchmark by year end. This level of benchmark concentration is becoming eerily similar to that seen during the Technology/Telecommunications bubble of the late 1990s.

Bottom-performing holdings were Zscaler, TripAdvisor and Varian Medical. Although having superior technology, Zscaler sold off after cautious comments by a legacy supplier of security software hurt the entire security cohort. TripAdvisor is the largest source of user-generated travel reviews across hotels, restaurants and attractions and is well positioned to monetize across multiple diagonals in the travel business. However, the company has had difficulty transforming this volume of page visits into consistent profits. Overall, the challenging operating environment is making it less likely that the company can deliver results in excess of expectations going forward, and the position was sold.

Top-performing holdings were Apple, Manhattan Associates and CDW Corp. Manhattan Associates, a key provider of the technology used by retailers to expand their omni-channel commerce offerings, reported solid top- and bottom-line results throughout the year and is benefiting from omni-channel–driven technology spending in the retail vertical.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

Smith Asset Management Group, L.P.

Portfolio Managers:

John D. Brim, CFA; Bill Ketterer, CFA; and Stephen S. Smith, CFA

* The Fund changed from Class Y shares to Class II shares to show performance. The Fund’s Class Y shares experienced large shareholder redemptions in the fourth quarter of 2019, and therefore performance for Class Y shares cannot be calculated for the full reporting period.

** High double-digit returns are unusual and cannot be sustained.

(a) Security was not held in the Fund’s sleeve at period end.

(b) Security is not a benchmark constituent.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager Large Cap Growth Fund

Asset Allocation1

Common Stocks	99.1%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries2

Software	14.6%
Interactive Media & Services	9.6%
IT Services	8.5%
Internet & Direct Marketing Retail	7.2%
Technology Hardware, Storage & Peripherals	6.1%
Pharmaceuticals	6.1%
Biotechnology	4.4%
Semiconductors & Semiconductor Equipment	3.8%
Hotels, Restaurants & Leisure	3.1%
Textiles, Apparel & Luxury Goods	2.9%
Other Industries	33.7%
100.0%

Top Holdings2

Microsoft Corp.	7.0%
Apple, Inc.	6.0%
Amazon.com, Inc.	4.8%
Facebook, Inc., Class A	4.7%
Alphabet, Inc., Class C	2.7%
Alphabet, Inc., Class A	2.3%
Visa, Inc., Class A	2.2%
Oracle Corp.	2.0%
Alibaba Group Holding Ltd., ADR	1.8%
Mastercard, Inc., Class A	1.6%
Other Holdings	64.9%
100.0%

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

8

Fund Performance	NVIT Multi-Manager Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	30.53%	11.73%	12.95%
Class II	30.22%	11.45%	12.68%
Russell 1000® Growth Index	36.39%	14.63%	15.22%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.94%	0.83%
Class II	1.19%	1.08%

^

Current effective prospectus dated April 30, 2019 (as revised September 12, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2021. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

9

Fund Performance (cont.)	NVIT Multi-Manager Large Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Multi-Manager Large Cap Growth Fund versus performance of the Russell 1000® Growth Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Growth Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,092.10	4.64	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class II Shares	Actual	(b)	1,000.00	1,090.80	5.96	1.13
	Hypothetical	(b)(c)	1,000.00	1,019.51	5.75	1.13

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2019

NVIT Multi-Manager Large Cap Growth Fund

Common Stocks 99.1%

	Shares	Value

Aerospace & Defense 1.9%
Boeing Co. (The)	605	$197,085
Huntington Ingalls Industries, Inc.	3,400	852,992
L3Harris Technologies, Inc.	8,812	1,743,630
Lockheed Martin Corp.	536	208,708
Northrop Grumman Corp.	2,155	741,255

		3,743,670

Air Freight & Logistics 1.1%
Expeditors International of Washington, Inc.	26,278	2,050,210

Auto Components 0.3%
Lear Corp.	4,722	647,858

Banks 0.1%
Citigroup, Inc.	3,270	261,240

Beverages 2.4%
Coca-Cola Co. (The)	20,492	1,134,232
Monster Beverage Corp.*	41,524	2,638,850
PepsiCo, Inc.	6,140	839,154

		4,612,236

Biotechnology 4.3%
AbbVie, Inc.	9,000	796,860
Alexion Pharmaceuticals, Inc.*	2,100	227,115
Amgen, Inc.	7,351	1,772,106
Biogen, Inc.*	6,422	1,905,600
BioMarin Pharmaceutical, Inc.*	10,615	897,498
Gilead Sciences, Inc.	2,800	181,944
Incyte Corp.*	8,828	770,861
Regeneron Pharmaceuticals, Inc.*	4,868	1,827,837

		8,379,821

Capital Markets 2.3%
FactSet Research Systems, Inc.	3,676	986,271
MSCI, Inc.	5,047	1,303,034
S&P Global, Inc.	1,800	491,490
SEI Investments Co.	22,534	1,475,526
TD Ameritrade Holding Corp.	6,101	303,220

		4,559,541

Chemicals 0.3%
Eastman Chemical Co.	7,354	582,878

Commercial Services & Supplies 0.3%
Copart, Inc.*	2,938	267,182
Waste Management, Inc.	2,446	278,746

		545,928

Communications Equipment 0.8%
Cisco Systems, Inc.	32,704	1,568,484

Consumer Finance 0.2%
American Express Co.	220	27,388
Synchrony Financial	9,593	345,444

		372,832

Electrical Equipment 0.9%
AMETEK, Inc.	9,516	949,126

Common Stocks (continued)

	Shares	Value

Electrical Equipment (continued)
Eaton Corp. plc	6,770	$641,254
Rockwell Automation, Inc.	1,200	243,204

		1,833,584

Electronic Equipment, Instruments & Components 1.4%
CDW Corp.	2,500	357,100
Jabil, Inc.	14,700	607,551
Keysight Technologies, Inc.*	6,400	656,832
Zebra Technologies Corp., Class A*	4,350	1,111,164

		2,732,647

Energy Equipment & Services 0.5%
Schlumberger Ltd.	24,020	965,604

Entertainment 0.8%
Electronic Arts, Inc.*	2,856	307,049
Spotify Technology SA*	1,600	239,280
Take-Two Interactive Software, Inc.*	8,759	1,072,364

		1,618,693

Equity Real Estate Investment Trusts (REITs) 1.4%
American Tower Corp.	7,339	1,686,649
Crown Castle International Corp.	1,070	152,100
Extra Space Storage, Inc.	5,409	571,299
Public Storage	500	106,480
Simon Property Group, Inc.	900	134,064

		2,650,592

Food & Staples Retailing 0.5%
Costco Wholesale Corp.	2,150	631,928
Sysco Corp.	3,100	265,174

		897,102

Food Products 0.9%
Danone SA, ADR-FR	62,012	1,022,578
General Mills, Inc.	12,683	679,301

		1,701,879

Health Care Equipment & Supplies 1.5%
Alcon, Inc.*	119	6,732
Boston Scientific Corp.*	15,576	704,347
Edwards Lifesciences Corp.*	1,000	233,290
IDEXX Laboratories, Inc.*	3,288	858,595
STERIS plc	3,000	457,260
Varian Medical Systems, Inc.*	3,959	562,218

		2,822,442

Health Care Providers & Services 1.8%
AmerisourceBergen Corp.	1,126	95,732
Chemed Corp.	700	307,482
HCA Healthcare, Inc.	7,281	1,076,205
McKesson Corp.	6,147	850,253
UnitedHealth Group, Inc.	4,107	1,207,376

		3,537,048

Health Care Technology 1.1%
Cerner Corp.	18,753	1,376,283
Veeva Systems, Inc., Class A*	4,978	700,205

		2,076,488

12

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure 3.1%
Chipotle Mexican Grill, Inc.*	624	$522,357
Starbucks Corp.	31,923	2,806,670
Yum China Holdings, Inc.	38,631	1,854,674
Yum! Brands, Inc.	7,916	797,379

		5,981,080

Household Durables 0.5%
NVR, Inc.*	180	685,514
Toll Brothers, Inc.	6,300	248,913

		934,427

Household Products 1.8%
Colgate-Palmolive Co.	11,200	771,008
Kimberly-Clark Corp.	8,003	1,100,813
Procter & Gamble Co. (The)	12,345	1,541,890

		3,413,711

Independent Power and Renewable Electricity Producers 0.7%
AES Corp.	12,191	242,601
NRG Energy, Inc.	19,999	794,960
Vistra Energy Corp.	13,105	301,284

		1,338,845

Industrial Conglomerates 0.9%
Honeywell International, Inc.	5,100	902,700
Roper Technologies, Inc.	2,500	885,575

		1,788,275

Insurance 1.0%
Alleghany Corp.*	450	359,806
Arch Capital Group Ltd.*	8,900	381,721
Hartford Financial Services Group, Inc. (The)	5,849	355,444
MetLife, Inc.	16,293	830,454

		1,927,425

Interactive Media & Services 9.5%
Alphabet, Inc., Class A*	3,270	4,379,805
Alphabet, Inc., Class C*	3,845	5,140,842
Facebook, Inc., Class A*	43,674	8,964,089

		18,484,736

Internet & Direct Marketing Retail 7.1%
Alibaba Group Holding Ltd., ADR-CN *	16,519	3,503,680
Amazon.com, Inc.*	4,981	9,204,091
Booking Holdings, Inc.*	546	1,121,337

		13,829,108

IT Services 8.4%
Accenture plc, Class A	3,961	834,068
Automatic Data Processing, Inc.	3,315	565,207
Booz Allen Hamilton Holding Corp.	8,600	611,718
Euronet Worldwide, Inc.*	4,200	661,752
Fidelity National Information Services, Inc.	8,179	1,137,617
Fiserv, Inc.*	10,875	1,257,476
FleetCor Technologies, Inc.*	1,417	407,699
Global Payments, Inc.	2,146	391,774
Leidos Holdings, Inc.	9,250	905,483
Mastercard, Inc., Class A	10,388	3,101,753
Okta, Inc.*	7,965	918,922

Common Stocks (continued)

	Shares	Value

IT Services (continued)
PayPal Holdings, Inc.*	3,800	$411,046
VeriSign, Inc.*	4,166	802,705
Visa, Inc., Class A	22,720	4,269,088

		16,276,308

Life Sciences Tools & Services 0.8%
Illumina, Inc.*	3,317	1,100,382
PRA Health Sciences, Inc.*	3,600	400,140

		1,500,522

Machinery 1.6%
AGCO Corp.	10,746	830,129
Allison Transmission Holdings, Inc.	6,919	334,326
Cummins, Inc.	2,054	367,584
Deere & Co.	7,563	1,310,365
Illinois Tool Works, Inc.	1,830	328,723

		3,171,127

Media 1.5%
Altice USA, Inc., Class A*	20,518	560,962
Charter Communications, Inc., Class A*	3,116	1,511,510
Comcast Corp., Class A	18,064	812,338

		2,884,810

Multiline Retail 1.2%
Dollar General Corp.	3,013	469,968
Nordstrom, Inc.	6,400	261,952
Target Corp.	13,151	1,686,089

		2,418,009

Oil, Gas & Consumable Fuels 0.1%
Equitrans Midstream Corp.	11,067	147,855

Pharmaceuticals 6.0%
Bristol-Myers Squibb Co.	23,080	1,481,505
Eli Lilly & Co.	13,798	1,813,471
Jazz Pharmaceuticals plc*	3,700	552,336
Johnson & Johnson	8,140	1,187,382
Merck & Co., Inc.	14,043	1,277,211
Novartis AG, ADR-CH	10,497	993,961
Novo Nordisk A/S, ADR-DK	26,561	1,537,351
Roche Holding AG, ADR-CH	40,085	1,629,856
Zoetis, Inc.	9,544	1,263,148

		11,736,221

Professional Services 0.5%
TransUnion	9,600	821,856
Verisk Analytics, Inc.	901	134,555

		956,411

Road & Rail 0.5%
Union Pacific Corp.	5,002	904,312

Semiconductors & Semiconductor Equipment 3.8%
Applied Materials, Inc.	25,041	1,528,503
Broadcom, Inc.	800	252,816
Lam Research Corp.	1,115	326,026
NVIDIA Corp.	9,732	2,289,939

13

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	18,551	$1,636,755
Texas Instruments, Inc.	9,894	1,269,301

		7,303,340

Software 14.5%
Adobe, Inc.*	6,292	2,075,165
Atlassian Corp. plc, Class A*	1,498	180,269
Autodesk, Inc.*	14,510	2,662,005
Cadence Design Systems, Inc.*	8,978	622,714
Dropbox, Inc., Class A*	11,800	211,338
Fortinet, Inc.*	10,370	1,107,101
Manhattan Associates, Inc.*	7,800	622,050
Microsoft Corp.	85,503	13,483,823
Oracle Corp.	74,269	3,934,772
Paycom Software, Inc.*	2,599	688,111
RingCentral, Inc., Class A*	3,287	554,418
salesforce.com, Inc.*	1,074	174,675
ServiceNow, Inc.*	3,967	1,119,964
SS&C Technologies Holdings, Inc.	4,000	245,600
Trade Desk, Inc. (The), Class A*	1,500	389,670

		28,071,675

Specialty Retail 1.2%
AutoZone, Inc.*	689	820,812
Best Buy Co., Inc.	4,912	431,274
Burlington Stores, Inc.*	2,300	524,469
O’Reilly Automotive, Inc.*	600	262,956
Ross Stores, Inc.	3,078	358,341

		2,397,852

Technology Hardware, Storage & Peripherals 6.1%
Apple, Inc.	39,424	11,576,858
Western Digital Corp.	2,920	185,332

		11,762,190

Textiles, Apparel & Luxury Goods 2.9%
NIKE, Inc., Class B	10,708	1,084,827
Skechers U.S.A., Inc., Class A*	43,901	1,896,084
Under Armour, Inc., Class A*	79,268	1,712,189
VF Corp.	9,750	971,685

		5,664,785

Tobacco 0.6%
Altria Group, Inc.	5,425	270,762
Philip Morris International, Inc.	9,706	825,883

		1,096,645

Total Investments (cost $129,088,523) — 99.1%		192,150,446

Other assets in excess of liabilities — 0.9%		1,652,574

NET ASSETS — 100.0%		$193,803,020

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

CH	Switzerland

CN	China

DK	Denmark

FR	France

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2019

NVIT Multi-Manager Large Cap Growth Fund
Assets:
Investment securities, at value (cost $129,088,523)	$192,150,446
Cash	2,159,792
Interest and dividends receivable	96,779
Security lending income receivable	1,142
Receivable for investments sold	222,198
Prepaid expenses	2,909

Total Assets	194,633,266

Liabilities:
Payable for investments purchased	346,559
Payable for capital shares redeemed	228,691
Accrued expenses and other payables:
Investment advisory fees	94,560
Fund administration fees	48,350
Distribution fees	27,028
Administrative servicing fees	24,738
Accounting and transfer agent fees	341
Trustee fees	947
Custodian fees	14,260
Compliance program costs (Note 3)	1,082
Professional fees	31,934
Printing fees	6,551
Other	5,205

Total Liabilities	830,246

Net Assets	$193,803,020

Represented by:
Capital	$(10,057,600)
Total distributable earnings (loss)	203,860,620

Net Assets	$193,803,020

Net Assets:
Class I Shares	$65,304,432
Class II Shares	128,498,588

Total	$193,803,020

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,266,150
Class II Shares	10,496,269

Total	15,762,419

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.40
Class II Shares	$12.24

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2019

NVIT Multi-Manager Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$17,420,199
Interest income	352,636
Income from securities lending (Note 2)	169,784

Total Income	17,942,619

EXPENSES:
Investment advisory fees	9,614,601
Fund administration fees	500,421
Distribution fees Class II Shares	311,280
Administrative servicing fees Class I Shares	95,118
Administrative servicing fees Class II Shares	186,769
Professional fees	100,553
Printing fees	16,711
Trustee fees	57,961
Custodian fees	66,325
Accounting and transfer agent fees	1,589
Compliance program costs (Note 3)	6,667
Other	36,542

Total expenses before fees waived	10,994,537

Investment advisory fees waived (Note 3)	(126,782)

Net Expenses	10,867,755

NET INVESTMENT INCOME	7,074,864

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	359,570,171
Net change in unrealized appreciation/depreciation in the value of investment securities	(10,213,181)

Net realized/unrealized gains	349,356,990

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$356,431,854

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$7,074,864	$8,281,165
Net realized gains	359,570,171	236,428,166
Net change in unrealized appreciation/depreciation	(10,213,181)	(284,993,351)

Change in net assets resulting from operations	356,431,854	(40,284,020)

Distributions to Shareholders From:
Distributable earnings:
Class I	(10,741,789)	(9,619,232)
Class II	(20,863,567)	(18,433,771)
Class Y	(211,740,422)	(237,793,597)

Change in net assets from shareholder distributions	(243,345,778)	(265,846,600)

Change in net assets from capital transactions	(1,536,172,378)	399,139,856

Change in net assets	(1,423,086,302)	93,009,236

Net Assets:
Beginning of year	1,616,889,322	1,523,880,086

End of year	$193,803,020	$1,616,889,322

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,802,103	$4,456,382
Dividends reinvested	10,741,789	9,619,232
Cost of shares redeemed	(12,677,410)	(9,752,537)

Total Class I Shares	1,866,482	4,323,077

Class II Shares
Proceeds from shares issued	12,401,707	32,462,572
Dividends reinvested	20,863,567	18,433,771
Cost of shares redeemed	(29,282,713)	(47,523,126)

Total Class II Shares	3,982,561	3,373,217

Class Y Shares
Proceeds from shares issued	43,000,473	448,751,956
Dividends reinvested	211,740,422	237,793,597
Cost of shares redeemed	(1,796,762,316)	(295,101,991)

Total Class Y Shares	(1,542,021,421)	391,443,562

Change in net assets from capital transactions	$(1,536,172,378)	$399,139,856

SHARE TRANSACTIONS:
Class I Shares
Issued	299,115	324,634
Reinvested	900,475	726,357
Redeemed	(991,129)	(721,616)

Total Class I Shares	208,461	329,375

Class II Shares
Issued	1,017,138	2,388,077
Reinvested	1,774,121	1,406,557
Redeemed	(2,311,271)	(3,398,435)

Total Class II Shares	479,988	396,199

17

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS: (continued)
Class Y Shares
Issued	3,538,634	31,587,147
Reinvested	17,704,049	17,880,644
Redeemed	(147,931,246)	(20,146,606)

Total Class Y Shares	(126,688,563)	29,321,185

Total change in shares	(126,000,114)	30,046,759

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$11.37	0.04	3.26	3.30	(0.49)	(1.78)	(2.27)	$12.40	30.53%		$65,304,432	0.85%	0.33%	0.87%	48.66%
Year Ended December 31, 2018	$13.61	0.05	(0.17)	(0.12)	(0.04)	(2.08)	(2.12)	$11.37	(3.08%	)	$57,513,558	0.83%	0.36%	0.83%	62.60%
Year Ended December 31, 2017	$10.94	0.04	3.21	3.25	(0.04)	(0.54)	(0.58)	$13.61	30.20%		$64,347,625	0.82%	0.33%	0.83%	79.13%
Year Ended December 31, 2016	$12.62	0.10	0.14	0.24	(0.09)	(1.83)	(1.92)	$10.94	2.19%		$55,044,039	0.80%	0.87%	0.83%	74.16%
Year Ended December 31, 2015	$13.43	0.07	0.34	0.41	(0.06)	(1.16)	(1.22)	$12.62	3.43%		$59,738,879	0.80%	0.50%	0.83%	74.44%

Class II Shares
Year Ended December 31, 2019	$11.25	0.01	3.22	3.23	(0.46)	(1.78)	(2.24)	$12.24	30.22%		$128,498,588	1.10%	0.08%	1.12%	48.66%
Year Ended December 31, 2018	$13.49	0.01	(0.16)	(0.15)	(0.01)	(2.08)	(2.09)	$11.25	(3.35%	)	$112,724,534	1.08%	0.11%	1.08%	62.60%
Year Ended December 31, 2017	$10.85	0.01	3.18	3.19	(0.01)	(0.54)	(0.55)	$13.49	29.88%		$129,756,873	1.07%	0.08%	1.08%	79.13%
Year Ended December 31, 2016	$12.53	0.07	0.15	0.22	(0.07)	(1.83)	(1.90)	$10.85	1.99%		$113,882,417	1.05%	0.62%	1.08%	74.16%
Year Ended December 31, 2015	$13.35	0.03	0.34	0.37	(0.03)	(1.16)	(1.19)	$12.53	3.13%		$122,963,385	1.05%	0.24%	1.08%	74.44%

Class Y Shares
Period Ended October 31, 2019 (g)	$11.42	0.05	2.35	2.40	–	(1.78)	(1.78)	$12.04	21.19%		$812,459,648	0.56%	0.42%	0.56%	48.66%
Year Ended December 31, 2018	$13.66	0.07	(0.17)	(0.10)	(0.06)	(2.08)	(2.14)	$11.42	(2.92%	)	$1,446,651,230	0.68%	0.51%	0.68%	62.60%
Year Ended December 31, 2017	$10.98	0.06	3.22	3.28	(0.06)	(0.54)	(0.60)	$13.66	30.36%		$1,329,775,588	0.67%	0.47%	0.68%	79.13%
Year Ended December 31, 2016	$12.65	0.12	0.15	0.27	(0.11)	(1.83)	(1.94)	$10.98	2.41%		$1,434,730,946	0.65%	1.01%	0.68%	74.16%
Year Ended December 31, 2015	$13.46	0.09	0.34	0.43	(0.08)	(1.16)	(1.24)	$12.65	3.57%		$1,442,402,176	0.65%	0.65%	0.68%	74.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	As of December 31, 2019, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

20

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

21

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2019, 100% of the market value of the Fund was determined based on Level 1 inputs.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

22

Notes to Financial Statements (Continued)

December 31, 2019

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Fund did not have any portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the

23

Notes to Financial Statements (Continued)

December 31, 2019

daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the Fund did not invest in any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

24

Notes to Financial Statements (Continued)

December 31, 2019

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to tax equalization. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$216,982,726	$(216,982,726)

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

25

Notes to Financial Statements (Continued)

December 31, 2019

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Massachusetts Financial Services Company
Smith Asset Management Group L.P.
Loomis, Sayles & Company, L.P.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

Effective October 1, 2019, the Trust and NFA have entered into a written contract waiving 0.07% of investment advisory fees of the Fund until April 30, 2020.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.63%, and after contractual fee waivers was 0.62%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed

26

Notes to Financial Statements (Continued)

December 31, 2019

$100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $500,421 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $6,667.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

27

Notes to Financial Statements (Continued)

December 31, 2019

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $281,887.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $714,232,436 and sales of $2,465,708,491 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

28

Notes to Financial Statements (Continued)

December 31, 2019

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions and Investment Research Reimbursement

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2019, the Fund recaptured $7,093 of brokerage commissions.

Massachusetts Financial Services Company, a subadviser to the Fund (the “Subadviser”), has voluntarily undertaken to reimburse the Fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the Fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $36,221, which is included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations.

29

Notes to Financial Statements (Continued)

December 31, 2019

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$35,585,389	$207,760,389	$243,345,778	$—	$243,345,778

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,232,272	$210,614,328	$265,846,600	$—	$265,846,600

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$17,067,742	$124,141,201	$141,208,943	$—	$62,651,677	$203,860,620

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$129,498,769	$63,753,536	$(1,101,859)	$62,651,677

11.  Subsequent Events

On December 4, 2019, the Board of Trustees approved the termination of previous subadvisers to the Fund and approved the appointment of Jacobs Levy as the sole subadviser to the Fund. The change was effective January 25, 2020 (the “Effective Date”). As of the Effective Date, the Fund’s structure transformed from a multi-manager approach to single manger strategy and it was renamed “NVIT Jacobs Levy Large Cap Growth Fund”.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Jacobs Levy Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Large Cap Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

31

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

32

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

The Trustees considered that each of NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, and NVIT Multi-Manager Mid Cap Value was shown to pay actual management fees and to have a total expense ratio at a level equal to or lower than their peer group medians and, except in the case of NVIT Multi-Manager Mid Cap Value Fund, to have experienced three-year performance more favorable than its peer group median or within the third quintile of its peer group. In the case of the NVIT Multi-Manager Mid Cap Value Fund, the Trustees

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered that, although the Fund’s performance was in the fourth quartile of the Fund’s peer group for the three-year period, it was less than one percentage point below the peer group median, and the Fund’s performance had improved to the second quartile for the one-year period ended the same date. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

As to NVIT Multi-Manager Mid Cap Growth Fund, the Trustees considered that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was at a level lower than its peer group median, although the Fund paid actual management fees at a rate higher than the median of its peers. The Trustees did not consider the actual management fee rate to be so high as to be inconsistent with the continuation of its Advisory Agreement in light of, among other things, the Fund’s total expense ratio and its three-year performance ranking in the first quintile of its peer group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreement.

The Trustees considered that NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund were shown to have total expense ratios at levels within a generally acceptable level above their peer group medians. The Trustees noted that each of these Funds paid actual management fees at rates higher than the median of their peers. However, the Trustees did not consider those rates to be so high as to be inconsistent with the continuation of the Advisory Agreements in light of, among other things, the Funds’ total expense ratios. The Trustees considered that, with respect to each of those Funds other than NVIT Multi-Manager Small

Company Fund, the Adviser had implemented a waiver effective October 1, 2019 to maintain each Fund’s net expense ratio at its current level for a term of 18 months due to the anticipated significant reduction of assets following redemptions from the Funds by a number of Nationwide funds-of-funds. The Trustees also considered hypothetical comparative expense information provided by the Adviser, in consultation with Broadridge and the independent consultant retained by the Board, which took into account this significant reduction of assets. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the expenses of each of these Funds generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund as well as the performance of peer groups of funds over various time periods. The Trustees noted that NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Small Cap Growth Fund had achieved investment performance above the median of the funds in their peer groups for the three-year period ended June 30, 2019. They noted that NVIT Multi-Manager International Growth Fund had experienced performance in the fourth quintile of its peer group, but within one percentage point of the peer group median for the three-year period, and had achieved performance in the first quintile for the one-year period ended the same date. The Trustees considered, with respect to the remaining Fund, NVIT Multi-Manager Small Cap Value Fund, that in November 2019 the Adviser had terminated two of the Fund’s sub-advisers in light of the Fund’s performance and replaced them with two new sub-advisers that the Adviser considered to have the potential to improve

34

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Fund’s performance significantly. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ performance, and the Adviser’s explanation regarding the underperformance of certain Funds, and remedial activities taken in respect of NVIT Multi-Manager Small Cap Fund, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 47.69%.

The Fund designates $424,743,115, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

35

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

NVIT Jacobs Levy Large Cap Growth Fund

Initial Approval of Sub-advisory Agreement

Summary of Factors Considered by the Board

At the December 4, 2019 meeting of the Board of Trustees, the Board, including the Independent Trustees, considered and unanimously approved, on behalf of the NVIT Jacobs Levy Large Cap Growth Fund (formerly known as the NVIT Multi-Manager Large Cap Growth Fund) (the “Fund”), the appointment of Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) as sole sub-adviser to the Fund pursuant to an amended Sub-advisory Agreement among the Trust, Jacobs Levy and Nationwide Fund Advisors (“NFA”) (the “Sub-advisory Agreement”). Jacobs Levy replaced Loomis, Sayles & Company, L.P. (“Loomis”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), and Smith Asset Management Group, L.P. (“Smith”), the previous sub-advisers to the Fund. The Board was provided with detailed materials relating to Jacobs Levy in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Sub-advisory Agreement.

NFA recommended that Jacobs Levy be appointed to manage the Fund employing a long-short “130/30” strategy. In making their determinations, the Board took into account information provided to them as to the services to be provided by Jacobs Levy under the Sub-advisory Agreement, including information relating to Jacobs Levy’s investment strategy and process for the Fund. The Board considered information regarding Jacobs Levy’s experience in managing other 130/30 strategies. The Board also took into account that Jacobs Levy already serves as sub-adviser to NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Small Cap Value Fund and employs a comparable strategy in sub-advising the NVIT U.S. 130/30 Equity Fund (the “Existing Fund”).

The Board considered that NFA would pay sub-advisory fees to Jacobs Levy at a rate based on the aggregate assets of the Fund and the Existing Fund. The Board considered that based on the Fund’s assets as of September 30, 2019, NFA’s sub-advisory expenses for the Fund would increase upon the appointment of Jacobs Levy compared to the aggregated sub-advisory fees it paid to Loomis Sayles, MFS and Smith. The Board also considered that the non-compensatory terms of the proposed Sub-advisory Agreement were substantially similar in all material respects to the terms of sub-advisory agreements that the Trust currently has in place for other series of the Nationwide Variable Insurance Trust.

The Board considered whether the Fund may benefit from economies of scale realized by NFA in the event of growth in the Fund’s assets. The Trustees noted that the sub-advisory fee rate schedule for the Fund is subject to contractual breakpoints reducing the sub-advisory fee rate if the aggregate assets managed by Jacobs Levy increase over certain thresholds.

The Board reviewed information regarding the profitability of the Fund with respect to NFA.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Board, including all of the Independent Trustees, voting separately, unanimously approved the Sub-advisory Agreement for a two-year period commencing from the execution of the Sub-advisory Agreement.

36

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

39

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

40

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

41

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

42

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

43

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

44

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

45

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

46

Annual Report

December 31, 2019

NVIT Multi-Manager Large Cap Value Fund

AR-MM-LCV 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Multi-Manager Large Cap Value Fund

For the annual period ended December 31, 2019, the NVIT Multi-Manager Large Cap Value Fund (Class II*) returned 25.10%** versus 26.54% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Value (consisting of 250 funds as of December 31, 2019), was 25.67% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

*

The Fund changed from Class Y shares to Class II shares to show performance. The Fund’s Class Y shares experienced large shareholder redemptions in the fourth quarter of 2019, and therefore performance for Class Y shares cannot be calculated for the full reporting period.

**	High double-digit returns are unusual and cannot be sustained.

This Fund is subadvised by: Mellon Investments Corporation (formerly, BNY Mellon Asset Management North America Corporation), Massachusetts Financial Services Company and Wellington Management Company LLP

The following commentary is provided by Mellon Investments Corporation

Equity markets performed positively overall during 2019 and aligned with strong employment numbers, positive global trade progress and favorable corporate fundamentals. In the United States, the House of Representatives voted to impeach President Donald Trump over abuse of power and obstruction of Congress following his dealings with Ukraine. On the trade front, the Trump administration came to a “phase one” trade deal with China in December, which is expected to be signed by both countries in early

2020. The House also approved the US-Mexico-Canada Agreement (USMCA), replacing NAFTA. Meanwhile, the U.S. Federal Reserve (Fed) cut interest rates three times in 2019, citing trade uncertainty and slowing global growth. Inflation fell slightly but remained below the Fed’s 2% goal. The second quarter of 2019 marked the achievement of the longest economic expansion in market history. Consumer sentiment and the U.S. dollar both increased during the year. Among developed markets, the European Central Bank (ECB) cut interest rates during the year, in line with market expectations. In the United Kingdom (UK), Boris Johnson replaced Theresa May as Prime Minister. In December, the Conservative Party secured a resounding majority over the Labour Party in the general election. The win assisted Johnson’s push for the UK to leave the European Union by the January 31, 2020, Brexit date. UK inflation fell slightly during the year and remained below the Bank of England’s target. Similarly, eurozone annual inflation remained below the ECB’s 2% target. Meanwhile, the Bank of Japan kept rates steady throughout the year and hinted at potential easing measures in 2020.

Equity markets performed positively overall during 2019. In this environment, the Fund’s sleeve gained 20.58%, underperforming the Russell 1000® Value Index, which returned 26.54%. On a sector basis, Health Care was the largest relative detractor, followed by Information Technology and Materials.

In Health Care, challenging positioning and selection among health care providers & services detracted most from the Fund sleeve’s relative returns. Challenging stock selection in the software segment weighed on Information Technology performance while positioning and selection among chemicals names hindered the sleeve’s relative performance in the Materials sector.

Shares of Mosaic Company traded lower on softer phosphate fundamentals as supply growth is expected to exceed demand in the near term. We remain bullish on potash and phosphate prices as we believe continued capacity rationalization, combined with strong demand, will lead to improving earnings and gains for the stock.

3

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

Teradata Corporation’s stock weakened due to declining revenues as the company transitions to subscription-based cloud offerings. Despite positive earnings, shares of Marathon Petroleum Corporation declined. We believe that Marathon’s purchase of Andeavor and shift away from its retail business should position the company well and that margins will improve, driven in part by the International Maritime Organization (IMO) Low Sulphur Regulation 2020.

On a sector basis, Financials led relative contributors by a wide margin, followed by Energy and Utilities.

In Financials, positive stock selection in the capital markets and banks segments drove positive Fund sleeve results. Relative performance in Energy was fueled by effective stock selection among oil gas & consumable fuels names. In Utilities, security selection in the electric utilities segment contributed positively to the sleeve’s relative returns.

Among individual securities, shares of Martin Marietta Materials, Inc. rose on increased infrastructure spending, as well as commercial and residential construction activity, which benefit the company as it is well positioned with notable pricing power. The company also provided solid earnings guidance. Shares of Hess Corporation continue to recover as energy prices strengthened and quarterly results have been better than expected, driven by cost control and notable Bakken production. We believe the company is attractively valued due to its attractive onshore assets and longer-term growth potential in Guyana, which leaves it well positioned to benefit from a rebalancing of supply/demand in the energy markets and an oil price recovery. Finally, shares of Citigroup Inc. rose as investors have rewarded the company for better-than-expected earnings as well as significant capital returns.

The Fund’s sleeve did not employ derivatives during the period.

Subadviser:

Mellon Investments Corporation

Portfolio Managers:

John Bailer, CFA and Brian Ferguson

The following commentary is provided by Massachusetts Financial Services Company

For the 12 months ended December 31, 2019, the Fund’s sleeve provided a total return of 22.12%. This compares with a return of 26.54% for the sleeve’s benchmark, the Russell 1000® Value Index.

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China, and a decline in Brexit uncertainty helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector. The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the U.S. Federal Reserve (Fed) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the U.S. Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened. Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates further (sending them deeper into negative territory), restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in

4

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the U.S. and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors plus the fading of certain global risk factors mentioned above hastened spread tightening in the latter part of the period. At the same, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Ongoing client liquidation, along with the Fund sleeve’s cash and/or cash equivalents position during the period, was the primary detractor from the sleeve’s relative performance. Under normal market conditions, the Fund sleeve strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the benchmark, holding cash hurt sleeve performance versus the benchmark, which has no cash position.

Security selection in both the Health Care and Utilities sectors also detracted from the Fund sleeve’s relative performance. Within the Health Care sector, an overweight holding of biotechnology company Biogen weighed on relative results. Furthermore, the timing of the sleeve’s ownership in shares of Bristol-Myers Squibb(a) held back relative returns. Within the Utilities sector, the Fund sleeve’s overweight position in shares of utility services provider Exelon dampened relative returns.

Other top detractors from the Fund sleeve’s relative performance included overweight positions in Information Technology company

DXC Technology(a), drugstore operator Walgreens Boots Alliance(a), natural gas pipelines operator Equitrans Midstream, oil and gas exploration and production company Occidental Petroleum(a), energy exploration and production company EOG Resources and apparel retailer Urban Outfitters(a).

Stock selection in the Financials sector was a primary contributor to the Fund sleeve’s relative performance. Within this sector, the sleeve’s overweight position in shares of diversified financial services firms Citigroup, Synchrony Financial and Bank of America aided relative returns. Other top contributors to the sleeve’s relative results included overweight positions in retail giant Target, software giant Microsoft, cable services provider Comcast and real estate investment trust STORE Capital.

The Fund sleeve’s holdings of payment processing company First Data(a)(b) and aerospace company Boeing(a)(b) also bolstered relative results. Additionally, an underweight holding of pharmaceutical giant Pfizer further strengthened the sleeve’s relative returns.

Derivatives were not used in the Fund’s sleeve over the year.

(a)	Security was not held in the portfolio at period end.

(b)	Security is not a benchmark constituent.

Subadviser:

Massachusetts Financial Services Company

Portfolio Managers:

James C. Fallon, Matthew W. Krummell, Jonathan W. Sage and John E. Stocks

The following commentary is provided by Wellington Management Company LLC

For the 12 months ended December 31, 2019, the Fund’s sleeve provided a total return of 31.64%. This compares with a return of 26.54% for the sleeve’s benchmark, the Russell 1000® Value Index.

U.S. equities, as measured by the S&P 500® Index, posted positive results over the 12-month period ended December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest

5

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

quarterly gain since 2009, buoyed by a dovish shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies has eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter of 2019, as stocks benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates by 0.25% for the final time in 2019. Trade tensions were volatile during the quarter but eased in December after the United States and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected, given that the Republican-led Senate is unlikely to support his impeachment.

The sleeve’s Fund sleeve’s performance during the reporting period was driven by strong stock selection, particularly in the Health Care, Information Technology and Materials sectors. Sector allocation, a residual of our bottom-up stock selection process, also added to results during the period as an overweight position in Information Technology contributed to the sleeve’s performance.

Top contributors to relative returns during the period included an out-of-benchmark position in KLA Corporation (Information Technology), an overweight to Humana (Health Care), and not holding benchmark constituent Pfizer (Health Care). KLA Corporation is a U.S.-based company that produces and distributes semiconductors. Shares of the company’s stock advanced during the period following a constructive investor day. The company highlighted future new product launches, a growing services business with a steady stream of revenues, and research and development spending significantly higher than that of competitors. Thus, KLA Corporation maintains a leadership position within the semiconductor industry. The Fund’s sleeve currently maintains a position in the stock as we believe the company remains compelling over the long term. Humana is a U.S.-based managed health care company. The industry as a whole benefited from dissipating fears about the ultimate implementation of “Medicare For All.” Humana’s shares appreciated over 47%, reflecting this reduced level of concern on the policy front, and also a positive outlook for the company throughout 2020. The Fund’s sleeve trimmed its position size given the recent strength but maintained a position at the end of the period. Pfizer is a U.S.-based biopharmaceutical company. The stock underperformed on the announcement of the company’s plans to merge its off-patent drugs business with generic drug manufacturer Mylan, which the market did not like. Not holding this benchmark constituent was additive to the Fund sleeve’s relative results.

Weak stock selection in the Consumer Staples, Consumer Discretionary and Energy sectors detracted from the Fund sleeve’s relative returns. An underweight to the Financials sector detracted from the sleeve’s relative returns.

Top detractors from the Fund sleeve’s relative returns during the period included an overweight to Concho Resources (Energy) and Biogen (Health Care), and not holding benchmark constituent JP Morgan Chase (Financials). Concho Resources is an independent exploration and production company engaged in the acquisition, development and exploration of oil

6

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

and natural gas properties. The company’s share price has come under pressure due to concerns around a degrading of capital efficiency associated with moving toward large-scale development of Permian Basin assets. The Fund’s sleeve continues to maintain a position in the stock. Biogen is a U.S.-based biopharmaceuticals company. The stock increased after announcing an abrupt reversal with its Ph3 Alzheimer’s disease trials EMERGE and ENGAGE for the amyloid plaque-removing drug aducanumab. These two studies failed an interim analysis back in March, and the company stopped all studies with this drug. However, upon further analysis of the full data, and discussion with the FDA, the company plans to submit for NDA (new drug application). The Fund’s sleeve eliminated its position in the stock before the reversal in the company’s analysis of the trial’s data. JP Morgan Chase is a U.S.-based global financial services company. JP Morgan shares climbed to a record high in September on investor optimism about renewed trade talks between the U.S. and China. Because the Fund’s sleeve did not hold this benchmark stock, the sleeve did not achieve any gains from this name.

The Fund’s sleeve utilized currency forwards during the period in an effort to hedge against adverse currency movement. These forward contracts were not material to the sleeve’s performance during the period.

Subadviser:

Wellington Management Company LLP

Portfolio Manager:

David W. Palmer, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may employ a contrarian investing style (investing in a manner that differs from current market trends), which may cause the Fund to miss opportunities for gains and result in losses. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager Large Cap Value Fund

Asset Allocation1

Common Stocks	99.2%
Repurchase Agreements	1.0%
Exchange Traded Fund	0.2%
Liabilities in excess of other assets	(0.4)%
100.0%

Top Industries2

Banks	9.4%
Oil, Gas & Consumable Fuels	8.0%
Insurance	5.9%
Semiconductors & Semiconductor Equipment	5.0%
Health Care Providers & Services	4.8%
Equity Real Estate Investment Trusts (REITs)	4.4%
Capital Markets	4.4%
Electric Utilities	3.7%
Pharmaceuticals	3.7%
Diversified Financial Services	3.1%
Other Industries#	47.6%
100.0%

Top Holdings2

Bank of America Corp.	2.8%
Citigroup, Inc.	2.5%
JPMorgan Chase & Co.	2.0%
Comcast Corp., Class A	1.9%
Berkshire Hathaway, Inc., Class B	1.8%
Intel Corp.	1.7%
Philip Morris International, Inc.	1.6%
Medtronic plc	1.6%
CVS Health Corp.	1.4%
MetLife, Inc.	1.3%
Other Holdings#	81.4%
100.0%

Top Countries2

United States	94.7%
Canada	1.2%
United Kingdom	0.6%
South Korea	0.6%
Netherlands	0.5%
Spain	0.4%
Japan	0.4%
Ireland	0.3%
Luxembourg	0.3%
Other Countries#	1.0%
100.0%

#	For purposes of listing top industries, top holdings the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

8

Fund Performance	NVIT Multi-Manager Large Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	25.40%	7.43%	10.39%
Class II	25.10%	7.18%	10.11%
Russell 1000® Value Index	26.54%	8.29%	11.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.99%	0.79%
Class II	1.24%	1.04%

^

Current effective prospectus dated April 30, 2019. (as revised September 12, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2021. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

9

Fund Performance (con’t.)	NVIT Multi-Manager Large Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Multi-Manager Large Cap Value Fund versus performance of the Russell 1000® Value Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Value Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,088.30	4.47	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Class II Shares	Actual	(b)	1,000.00	1,088.00	5.79	1.10
	Hypothetical	(b)(c)	1,000.00	1,019.66	5.60	1.10

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2019

NVIT Multi-Manager Large Cap Value Fund

Common Stocks 99.2%

	Shares	Value

CANADA 1.2%
Chemicals 0.2%
Nutrien Ltd. (a)	6,253	$299,372

Oil, Gas & Consumable Fuels 1.0%
Canadian Natural Resources Ltd. (a)	28,834	932,780
Enbridge, Inc.	9,877	392,808

		1,325,588

		1,624,960

IRELAND 0.3%
Construction Materials 0.3%
CRH plc	10,929	441,217

JAPAN 0.4%
Building Products 0.4%
Sanwa Holdings Corp.	42,800	479,494

LUXEMBOURG 0.3%
Energy Equipment & Services 0.3%
Tenaris SA, ADR (a)	16,140	365,410

NETHERLANDS 0.5%
Health Care Equipment & Supplies 0.5%
Koninklijke Philips NV, NYRS REG	14,530	709,064

SOUTH KOREA 0.6%
Technology Hardware, Storage & Peripherals 0.6%
Samsung Electronics Co. Ltd.	16,618	800,727

SPAIN 0.4%
Electric Utilities 0.4%
Iberdrola SA	53,810	554,191

UNITED KINGDOM 0.6%
Capital Markets 0.3%
London Stock Exchange Group plc	4,351	449,424

Pharmaceuticals 0.3%
AstraZeneca plc, ADR	8,036	400,675

		850,099

UNITED STATES 94.9%
Aerospace & Defense 1.8%
Huntington Ingalls Industries, Inc.	779	195,436
L3Harris Technologies, Inc.	4,780	945,819
Northrop Grumman Corp.	990	340,530
United Technologies Corp.	6,577	984,971

		2,466,756

Airlines 1.6%
Delta Air Lines, Inc.	17,382	1,016,499
Southwest Airlines Co.	13,414	724,088
Spirit Airlines, Inc.*	8,800	354,728

		2,095,315

Auto Components 0.4%
Lear Corp.	3,869	530,827

Automobiles 0.9%
General Motors Co.	32,229	1,179,581

Banks 9.4%
Atlantic Union Bankshares Corp.	10,653	400,020
Bank of America Corp.	106,079	3,736,102

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Banks (continued)
Bank OZK	15,956	$486,738
Citigroup, Inc.	42,241	3,374,633
JPMorgan Chase & Co.	19,612	2,733,913
PNC Financial Services Group, Inc. (The)	4,568	729,190
US Bancorp	15,623	926,288
Wells Fargo & Co.	7,848	422,222

		12,809,106

Beverages 0.6%
PepsiCo, Inc.	5,431	742,255

Biotechnology 1.1%
Biogen, Inc.*	2,113	626,991
Gilead Sciences, Inc.	6,784	440,824
Regeneron Pharmaceuticals, Inc.*	1,000	375,480

		1,443,295

Building Products 0.9%
AO Smith Corp.	10,026	477,639
Fortune Brands Home & Security, Inc.	8,968	585,968
Johnson Controls International plc	3,767	153,355

		1,216,962

Capital Markets 4.1%
Charles Sclhwab Corp. (The)	4,298	204,413
E*TRADE Financial Corp.	12,732	577,651
Goldman Sachs Group, Inc. (The)	4,936	1,134,934
LPL Financial Holdings, Inc.	4,346	400,919
Morgan Stanley	28,497	1,456,766
Raymond James Financial, Inc.	14,797	1,323,740
TD Ameritrade Holding Corp.	9,276	461,017

		5,559,440

Chemicals 2.8%
Cabot Corp.	7,791	370,228
Celanese Corp.	5,326	655,737
CF Industries Holdings, Inc.	20,180	963,392
Corteva, Inc. (a)	6,842	202,250
DuPont de Nemours, Inc.	7,903	507,373
Eastman Chemical Co.	4,691	371,809
Mosaic Co. (The)	19,059	412,437
PPG Industries, Inc.	2,293	306,093

		3,789,319

Commercial Services & Supplies 0.3%
Herman Miller, Inc.	10,542	439,074

Communications Equipment 0.3%
Lumentum Holdings, Inc.* (a)	5,530	438,529

Construction & Engineering 0.3%
Quanta Services, Inc.	9,448	384,628

Construction Materials 1.2%
Martin Marietta Materials, Inc.	3,015	843,115
Vulcan Materials Co.	5,492	790,793

		1,633,908

Consumer Finance 1.1%
American Express Co.	670	83,408
Capital One Financial Corp.	2,927	301,218
Discover Financial Services (a)	4,463	378,552
SLM Corp.	54,712	487,484
Synchrony Financial	7,206	259,488

		1,510,150

12

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Diversified Financial Services 3.2%
AXA Equitable Holdings, Inc.	16,491	$408,647
Berkshire Hathaway, Inc., Class B*	11,048	2,502,372
Voya Financial, Inc. (a)	22,036	1,343,755

		4,254,774

Diversified Telecommunication Services 2.3%
AT&T, Inc.	34,292	1,340,131
Verizon Communications, Inc.	28,862	1,772,127

		3,112,258

Electric Utilities 3.3%
American Electric Power Co., Inc.	3,146	297,328
Duke Energy Corp. (a)	4,400	401,324
Edison International (a)	8,742	659,234
Exelon Corp.	32,782	1,494,532
PPL Corp.	29,421	1,055,625
Southern Co. (The)	2,921	186,068
Xcel Energy, Inc.	6,185	392,686

		4,486,797

Electrical Equipment 0.7%
Eaton Corp. plc	6,807	644,759
Regal Beloit Corp.	3,578	306,313

		951,072

Electronic Equipment, Instruments & Components 0.7%
Coherent, Inc.*	2,860	475,761
Corning, Inc. (a)	13,960	406,376

		882,137

Energy Equipment & Services 1.0%
Apergy Corp.*	9,222	311,519
Halliburton Co.	16,326	399,497
Schlumberger Ltd.	15,056	605,252

		1,316,268

Entertainment 0.9%
Cinemark Holdings, Inc. (a)	11,150	377,428
Electronic Arts, Inc.*	5,745	617,644
Walt Disney Co. (The)	1,287	186,139

		1,181,211

Equity Real Estate Investment Trusts (REITs) 4.5%
Acadia Realty Trust	11,358	294,513
American Tower Corp.	1,478	339,674
Americold Realty Trust	20,271	710,701
AvalonBay Communities, Inc.	651	136,515
Columbia Property Trust, Inc.	17,110	357,770
EPR Properties	1,729	122,137
Equinix, Inc.	1,297	757,058
Host Hotels & Resorts, Inc.	40,237	746,396
Life Storage, Inc.	1,599	173,140
Medical Properties Trust, Inc.	26,059	550,105
Mid-America Apartment Communities, Inc.	910	119,993
Public Storage	1,896	403,772
Simon Property Group, Inc.	3,229	480,992
Spirit Realty Capital, Inc.	5,420	266,556
STORE Capital Corp.	14,836	552,493

		6,011,815

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Food & Staples Retailing 0.9%
Kroger Co. (The)	33,700	$976,963
US Foods Holding Corp.*	6,055	253,644

		1,230,607

Food Products 1.4%
Archer-Daniels-Midland Co.	21,132	979,468
Conagra Brands, Inc.	12,723	435,636
Ingredion, Inc.	1,175	109,216
JM Smucker Co. (The)	3,232	336,548

		1,860,868

Health Care Equipment & Supplies 2.3%
Becton Dickinson and Co.	2,653	721,536
Boston Scientific Corp.*	4,312	194,989
Danaher Corp. (a)	469	71,982
Medtronic plc	18,577	2,107,561

		3,096,068

Health Care Providers & Services 4.8%
Anthem, Inc.	1,412	426,466
Centene Corp.* (a)	13,887	873,076
Cigna Corp.	1,040	212,670
CVS Health Corp.	24,784	1,841,202
Encompass Health Corp.	3,791	262,603
HCA Healthcare, Inc.	3,974	587,397
Humana, Inc. (a)	2,672	979,341
McKesson Corp.	7,055	975,848
Premier, Inc., Class A*	8,168	309,404

		6,468,007

Hotels, Restaurants & Leisure 0.4%
Darden Restaurants, Inc. (a)	4,122	449,340
Royal Caribbean Cruises Ltd.	736	98,263

		547,603

Household Durables 0.7%
Lennar Corp., Class A	7,573	422,498
Toll Brothers, Inc.	12,513	494,388

		916,886

Household Products 1.0%
Colgate-Palmolive Co.	5,392	371,185
Kimberly-Clark Corp. (a)	2,533	348,414
Procter & Gamble Co. (The)	5,219	651,854

		1,371,453

Independent Power and Renewable Electricity Producers 0.7%
AES Corp.	15,715	312,729
NRG Energy, Inc.	5,891	234,167
Vistra Energy Corp.	17,679	406,440

		953,336

Industrial Conglomerates 0.7%
Honeywell International, Inc.	5,270	932,790

Insurance 5.8%
Allstate Corp. (The)	1,801	202,522
American International Group, Inc.	9,560	490,715
Assurant, Inc.	3,665	480,408
Athene Holding Ltd., Class A*	14,855	698,631
Chubb Ltd.	6,976	1,085,885
CNO Financial Group, Inc. (a)	28,564	517,865
Hartford Financial Services Group, Inc. (The)	16,187	983,684

13

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Insurance (continued)
MetLife, Inc.	34,910	$1,779,364
Prudential Financial, Inc.	3,064	287,219
Reinsurance Group of America, Inc.	1,724	281,115
Unum Group	22,326	651,026
Willis Towers Watson plc	2,412	487,079

		7,945,513

Interactive Media & Services 1.0%
Alphabet, Inc., Class A*	826	1,106,336
Facebook, Inc., Class A*	969	198,887

		1,305,223

Internet & Direct Marketing Retail 0.6%
Expedia Group, Inc.	7,403	800,560

IT Services 1.6%
Amdocs Ltd.	8,591	620,185
Fidelity National Information Services, Inc.	1,505	209,330
Fiserv, Inc.* (a)	4,111	475,355
Genpact Ltd.	14,255	601,133
International Business Machines Corp.	1,433	192,079

		2,098,082

Machinery 2.0%
AGCO Corp.	6,048	467,208
Cummins, Inc.	1,180	211,173
Gardner Denver Holdings, Inc.*	7,043	258,337
Ingersoll-Rand plc	3,812	506,691
Pentair plc	7,244	332,282
Westinghouse Air Brake Technologies Corp. (a)	12,207	949,705

		2,725,396

Media 2.9%
Charter Communications, Inc., Class A* (a)	2,255	1,093,855
Comcast Corp., Class A	58,579	2,634,298
Omnicom Group, Inc. (a)	2,373	192,260

		3,920,413

Metals & Mining 1.4%
Freeport-McMoRan, Inc.	35,633	467,505
Newmont Goldcorp Corp.	11,901	517,098
Reliance Steel & Aluminum Co.	7,479	895,685

		1,880,288

Multiline Retail 1.3%
Dollar General Corp.	1,344	209,637
Dollar Tree, Inc.* (a)	5,700	536,085
Target Corp.	7,447	954,780

		1,700,502

Multi-Utilities 0.2%
CenterPoint Energy, Inc.	7,763	211,697

Oil, Gas & Consumable Fuels 6.9%
Chevron Corp.	10,522	1,268,006
Cimarex Energy Co.	5,775	303,130
Concho Resources, Inc.	11,106	972,552
ConocoPhillips	11,537	750,251
Diamondback Energy, Inc.	5,097	473,307
EOG Resources, Inc.	4,884	409,084

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
Equitrans Midstream Corp. (a)	26,983	$360,493
Exxon Mobil Corp.	8,324	580,849
Hess Corp.	12,472	833,254
Marathon Petroleum Corp.	19,660	1,184,515
Phillips 66	12,103	1,348,396
Pioneer Natural Resources Co.	2,190	331,500
Valero Energy Corp.	7,011	656,580

		9,471,917

Pharmaceuticals 3.4%
Bristol-Myers Squibb Co.	12,639	811,297
Eli Lilly & Co.	8,321	1,093,629
Johnson & Johnson	8,643	1,260,755
Merck & Co., Inc.	3,444	313,232
Pfizer, Inc.	27,279	1,068,791

		4,547,704

Road & Rail 0.6%
Kansas City Southern	941	144,124
Union Pacific Corp.	3,998	722,798

		866,922

Semiconductors & Semiconductor Equipment 5.0%
Applied Materials, Inc.	12,493	762,573
Broadcom, Inc.	3,317	1,048,238
Intel Corp.	37,911	2,268,973
KLA Corp.	3,829	682,213
Microchip Technology, Inc. (a)	3,941	412,702
Micron Technology, Inc.*	13,885	746,735
QUALCOMM, Inc.	7,770	685,547
Texas Instruments, Inc.	1,609	206,419

		6,813,400

Software 0.4%
Microsoft Corp.	3,814	601,468

Specialty Retail 0.1%
AutoZone, Inc.*	97	115,557

Technology Hardware, Storage & Peripherals 1.2%
Apple, Inc.	1,101	323,309
Western Digital Corp.	20,514	1,302,023

		1,625,332

Textiles, Apparel & Luxury Goods 1.7%
Carter’s, Inc. (a)	9,529	1,041,900
PVH Corp.	3,878	407,772
Skechers U.S.A., Inc., Class A*	9,429	407,239
Steven Madden Ltd.	8,565	368,381

		2,225,292

Thrifts & Mortgage Finance 0.1%
Radian Group, Inc.	4,940	124,290

Tobacco 1.7%
Philip Morris International, Inc.	26,173	2,227,061

Wireless Telecommunication Services 0.7%
T-Mobile US, Inc.*	12,374	970,369

		127,990,081

Total Common Stocks (cost $105,919,441)		133,815,243

14

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Large Cap Value Fund (Continued)

Exchange Traded Fund 0.2%

	Shares	Value

UNITED STATES 0.2%
iShares Russell 1000 Value ETF (a)	1,491	$203,492

Total Exchange Traded Fund (cost $202,098)		203,492

Repurchase Agreements 1.0%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $94,641, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $96,525. (b)(c)	$94,632	94,632
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $200,019, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $204,000. (b)(c)	200,000	200,000
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $1,000,087, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $1,020,000. (b)(c)	1,000,000	1,000,000

Total Repurchase Agreements (cost $1,294,632)		1,294,632

Total Investments (cost $107,416,171) — 100.4%		135,313,367

Liabilities in excess of other assets — (0.4)%		(555,595)

NET ASSETS — 100.0%		$134,757,772

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $10,099,385, which was collateralized by cash used to purchase repurchase agreements with a total value of $1,294,632 and by $9,090,537 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/7/2020 - 2/15/2049, a total value of $10,385,169.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $1,294,632.

(c)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

NYRS	New York Registry Shares

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2019

NVIT Multi-Manager Large Cap Value Fund
Assets:
Investment securities, at value* (cost $106,121,539)	$134,018,735
Repurchase agreement, at value (cost $1,294,632)	1,294,632
Cash	743,342
Interest and dividends receivable	180,035
Security lending income receivable	921
Receivable for investments sold	299,250
Receivable for capital shares issued	2,074
Reclaims receivable	35,002
Prepaid expenses	2,758

Total Assets	136,576,749

Liabilities:
Payable for investments purchased	226,113
Payable for capital shares redeemed	59,226
Foreign currency overdraft payable (cost 26,658)	26,831
Payable upon return of securities loaned (Note 2)	1,294,632
Accrued expenses and other payables:
Investment advisory fees	54,523
Fund administration fees	45,829
Distribution fees	20,413
Administrative servicing fees	17,716
Accounting and transfer agent fees	304
Trustee fees	1,151
Custodian fees	29,857
Compliance program costs (Note 3)	1,030
Professional fees	26,960
Printing fees	5,580
Other	8,812

Total Liabilities	1,818,977

Net Assets	$134,757,772

Represented by:
Capital	$72,866,043
Total distributable earnings (loss)	61,891,729

Net Assets	$134,757,772

Net Assets:
Class I Shares	$36,955,013
Class II Shares	97,802,759

Total	$134,757,772

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,731,008
Class II Shares	12,659,116

Total	17,390,124

16

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT Multi-Manager Large Cap Value Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$7.81
Class II Shares	$7.73

*	Includes value of securities on loan of $10,099,385 (Note 2).

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2019

NVIT Multi-Manager Large Cap Value Fund
INVESTMENT INCOME:
Dividend income	$36,889,566
Interest income	246,768
Income from securities lending (Note 2)	212,672
Foreign tax withholding	(156,761)

Total Income	37,192,245

EXPENSES:
Investment advisory fees	9,191,552
Fund administration fees	481,242
Distribution fees Class II Shares	221,450
Administrative servicing fees Class I Shares	53,793
Administrative servicing fees Class II Shares	132,871
Professional fees	96,384
Printing fees	11,934
Trustee fees	55,419
Custodian fees	69,106
Accounting and transfer agent fees	8,811
Compliance program costs (Note 3)	6,387
Other	37,547

Total expenses before fees waived	10,366,496

Investment advisory fees waived (Note 3)	(690,192)
Investment advisory fees voluntarily waived (Note 3)	(50,001)

Net Expenses	9,626,303

NET INVESTMENT INCOME	27,565,942

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	149,235,981
Settlement of forward foreign currency contracts (Note 2)	54,976
Foreign currency transactions (Note 2)	13,764

Net realized gains	149,304,721

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	136,378,365
Forward foreign currency contracts (Note 2)	197,005
Translation of assets and liabilities denominated in foreign currencies	1,008

Net change in unrealized appreciation/depreciation	136,576,378

Net realized/unrealized gains	285,881,099

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$313,447,041

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Value Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$27,565,942	$30,991,664
Net realized gains	149,304,721	129,394,338
Net change in unrealized appreciation/depreciation	136,576,378	(355,980,549)

Change in net assets resulting from operations	313,447,041	(195,594,547)

Distributions to Shareholders From:
Distributable earnings:
Class I	(10,327,693)	(4,352,331)
Class II	(26,883,455)	(10,359,379)
Class Y	(125,158,569)	(191,237,737)

Change in net assets from shareholder distributions	(162,369,717)	(205,949,447)

Change in net assets from capital transactions	(1,568,499,295)	107,822,562

Change in net assets	(1,417,421,971)	(293,721,432)

Net Assets:
Beginning of year	1,552,179,743	1,845,901,175

End of year	$134,757,772	$1,552,179,743

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,160,057	$3,348,969
Dividends reinvested	10,327,693	4,352,331
Cost of shares redeemed	(7,074,811)	(6,412,611)

Total Class I Shares	5,412,939	1,288,689

Class II Shares
Proceeds from shares issued	10,395,344	8,552,157
Dividends reinvested	26,883,455	10,359,379
Cost of shares redeemed	(11,182,795)	(24,047,747)

Total Class II Shares	26,096,004	(5,136,211)

Class Y Shares
Proceeds from shares issued	40,915,100	168,949,254
Dividends reinvested	125,158,569	191,237,737
Cost of shares redeemed	(1,766,081,907)	(248,516,907)

Total Class Y Shares	(1,600,008,238)	111,670,084

Change in net assets from capital transactions	$(1,568,499,295)	$107,822,562

SHARE TRANSACTIONS:
Class I Shares
Issued	229,510	320,976
Reinvested	1,304,473	436,507
Redeemed	(758,829)	(601,642)

Total Class I Shares	775,154	155,841

19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Value Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	1,129,379	811,660
Reinvested	3,439,387	1,046,310
Redeemed	(1,212,391)	(2,280,632)

Total Class II Shares	3,356,375	(422,662)

Class Y Shares
Issued	4,459,956	15,669,332
Reinvested	13,693,498	19,108,143
Redeemed	(186,035,336)	(22,844,262)

Total Class Y Shares	(167,881,882)	11,933,213

Total change in shares	(163,750,353)	11,666,392

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$8.54	0.17	1.87	2.04	(2.03)	(0.74)	(2.77)	$7.81	25.40%		$36,955,013	0.82%	1.78%	0.89%	58.74%
Year Ended December 31, 2018	$10.86	0.17	(1.27)	(1.10)	(0.15)	(1.07)	(1.22)	$8.54	(11.58%	)	$33,787,691	0.79%	1.59%	0.83%	69.34%
Year Ended December 31, 2017	$10.18	0.15	1.27	1.42	(0.16)	(0.58)	(0.74)	$10.86	14.54%		$41,271,945	0.78%	1.42%	0.82%	57.60%
Year Ended December 31, 2016	$9.96	0.15	1.37	1.52	(0.18)	(1.12)	(1.30)	$10.18	16.35%		$38,084,583	0.79%	1.51%	0.82%	60.75%
Year Ended December 31, 2015	$11.79	0.16	(0.56)	(0.40)	(0.14)	(1.29)	(1.43)	$9.96	(3.15%	)	$35,512,881	0.78%	1.40%	0.82%	64.53%

Class II Shares
Year Ended December 31, 2019	$8.48	0.14	1.85	1.99	(2.00)	(0.74)	(2.74)	$7.73	25.10%		$97,802,759	1.07%	1.53%	1.14%	58.74%
Year Ended December 31, 2018	$10.79	0.14	(1.26)	(1.12)	(0.12)	(1.07)	(1.19)	$8.48	(11.79%	)	$78,848,845	1.04%	1.33%	1.08%	69.34%
Year Ended December 31, 2017	$10.11	0.12	1.27	1.39	(0.13)	(0.58)	(0.71)	$10.79	14.36%		$104,898,610	1.03%	1.16%	1.07%	57.60%
Year Ended December 31, 2016	$9.91	0.12	1.36	1.48	(0.16)	(1.12)	(1.28)	$10.11	16.05%		$114,092,250	1.04%	1.26%	1.07%	60.75%
Year Ended December 31, 2015	$11.74	0.13	(0.56)	(0.43)	(0.11)	(1.29)	(1.40)	$9.91	(3.44%	)	$88,360,406	1.03%	1.13%	1.07%	64.53%

Class Y Shares
Period Ended October 31, 2019 (g)	$8.57	0.15	1.49	1.64	(0.02)	(0.74)	(0.76)	$9.45	19.48%		$813,779,973	0.52%	1.60%	0.57%	58.74%
Year Ended December 31, 2018	$10.90	0.18	(1.28)	(1.10)	(0.16)	(1.07)	(1.23)	$8.57	(11.50%	)	$1,439,543,207	0.64%	1.74%	0.68%	69.34%
Year Ended December 31, 2017	$10.21	0.17	1.27	1.44	(0.17)	(0.58)	(0.75)	$10.90	14.75%		$1,699,730,620	0.63%	1.57%	0.67%	57.60%
Year Ended December 31, 2016	$9.98	0.17	1.37	1.54	(0.19)	(1.12)	(1.31)	$10.21	16.55%		$1,747,966,228	0.64%	1.66%	0.67%	60.75%
Year Ended December 31, 2015	$11.81	0.17	(0.56)	(0.39)	(0.15)	(1.29)	(1.44)	$9.98	(3.04%	)	$1,701,391,406	0.63%	1.54%	0.67%	64.53%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	As of December 31, 2019, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

22

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

23

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$2,466,756	$—	$—	$2,466,756
Airlines	2,095,315	—	—	2,095,315
Auto Components	530,827	—	—	530,827
Automobiles	1,179,581	—	—	1,179,581
Banks	12,809,106	—	—	12,809,106
Beverages	742,255	—	—	742,255
Biotechnology	1,443,295	—	—	1,443,295
Building Products	1,216,962	479,494	—	1,696,456
Capital Markets	5,559,440	449,424	—	6,008,864
Chemicals	4,088,691	—	—	4,088,691
Commercial Services & Supplies	439,074	—	—	439,074
Communications Equipment	438,529	—	—	438,529
Construction & Engineering	384,628	—	—	384,628
Construction Materials	1,633,908	441,217	—	2,075,125
Consumer Finance	1,510,150	—	—	1,510,150
Diversified Financial Services	4,254,774	—	—	4,254,774
Diversified Telecommunication Services	3,112,258	—	—	3,112,258
Electric Utilities	4,486,797	554,191	—	5,040,988
Electrical Equipment	951,072	—	—	951,072
Electronic Equipment, Instruments & Components	882,137	—	—	882,137

24

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Energy Equipment & Services	$1,681,678	$—	$—	$1,681,678
Entertainment	1,181,211	—	—	1,181,211
Equity Real Estate Investment Trusts (REITs)	6,011,815	—	—	6,011,815
Food & Staples Retailing	1,230,607	—	—	1,230,607
Food Products	1,860,868	—	—	1,860,868
Health Care Equipment & Supplies	3,805,132	—	—	3,805,132
Health Care Providers & Services	6,468,007	—	—	6,468,007
Hotels, Restaurants & Leisure	547,603	—	—	547,603
Household Durables	916,886	—	—	916,886
Household Products	1,371,453	—	—	1,371,453
Independent Power and Renewable Electricity Producers	953,336	—	—	953,336
Industrial Conglomerates	932,790	—	—	932,790
Insurance	7,945,513	—	—	7,945,513
Interactive Media & Services	1,305,223	—	—	1,305,223
Internet & Direct Marketing Retail	800,560	—	—	800,560
IT Services	2,098,082	—	—	2,098,082
Machinery	2,725,396	—	—	2,725,396
Media	3,920,413	—	—	3,920,413
Metals & Mining	1,880,288	—	—	1,880,288
Multiline Retail	1,700,502	—	—	1,700,502
Multi-Utilities	211,697	—	—	211,697
Oil, Gas & Consumable Fuels	10,797,505	—	—	10,797,505
Pharmaceuticals	4,948,379	—	—	4,948,379
Road & Rail	866,922	—	—	866,922
Semiconductors & Semiconductor Equipment	6,813,400	—	—	6,813,400
Software	601,468	—	—	601,468
Specialty Retail	115,557	—	—	115,557
Technology Hardware, Storage & Peripherals	1,625,332	800,727	—	2,426,059
Textiles, Apparel & Luxury Goods	2,225,292	—	—	2,225,292
Thrifts & Mortgage Finance	124,290	—	—	124,290
Tobacco	2,227,061	—	—	2,227,061
Wireless Telecommunication Services	970,369	—	—	970,369
Total Common Stocks	$131,090,190	$2,725,053	$—	$133,815,243
Exchange Traded Fund	$203,492	$—	$—	$203,492
Repurchase Agreements	—	1,294,632	—	1,294,632
Total	$131,293,682	$4,019,685	$—	$135,313,367

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Cash Overdraft

As of December 31, 2019, had an overdrawn foreign currency balance of $26,831 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all

25

Notes to Financial Statements (Continued)

December 31, 2019

deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency and/or to manage currency exposures and/or to express a view on a foreign currency vs the U.S. dollar or other foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time of the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized depreciation on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”.

26

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund had no open forward foreign currency contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$54,976
Total	$54,976

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$197,005
Total	$197,005

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,115,364
Average Settlement Value Sold	$7,462,673

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

(e)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

27

Notes to Financial Statements (Continued)

December 31, 2019

JPMorgan serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $1,294,632, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the

28

Notes to Financial Statements (Continued)

December 31, 2019

Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$94,632	$—	$94,632	$(94,632)	$—
Citigroup Global Markets Ltd.	200,000	—	200,000	(200,000)	—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Total	$1,294,632	$—	$1,294,632	$(1,294,632)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

29

Notes to Financial Statements (Continued)

December 31, 2019

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to foreign currency gain/loss, investments in real estate investment trusts, tax equalization, and non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures or forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax

30

Notes to Financial Statements (Continued)

December 31, 2019

differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total Distributable Earnings (Loss)
$101,602,747	$(101,602,747)

(i)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Mellon Investments Corporation
Massachusetts Financial Services Company
Wellington Management Company, LLP

31

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

Effective October 1, 2019, the Trust and NFA have entered into a written contract waiving 0.127% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $690,192, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $50,001, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.63%, and after contractual fee waivers was 0.58% and after contractual and voluntary fee waivers was 0.58%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.77% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

32

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $481,242 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $6,387.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $186,664.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date.

33

Notes to Financial Statements (Continued)

December 31, 2019

Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $823,304,912 and sales of $2,513,561,481 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

34

Notes to Financial Statements (Continued)

December 31, 2019

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions and Investment Research Reimbursement

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2019, the Fund recaptured $54,448 of brokerage commissions.

Massachusetts Financial Services Company, a subadviser to the Fund (the “Subadviser”), has voluntarily undertaken to reimburse the Fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the Fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $28,507, which is included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$60,316,619	$102,053,098	$162,369,717	$—	$162,369,717

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

35

Notes to Financial Statements (Continued)

December 31, 2019

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$85,069,619	$120,879,828	$205,949,447	$—	$205,949,447

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$37,066,175	$—	$37,066,175	$—	$24,825,554	$61,891,729

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$110,489,070	$26,924,978	$(2,100,681)	$24,824,297

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

36

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Large Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

37

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

38

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

The Trustees considered that each of NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, and NVIT Multi-Manager Mid Cap Value was shown to pay actual management fees and to have a total expense ratio at a level equal to or lower than their peer group medians and, except in the case of NVIT Multi-Manager Mid Cap Value Fund, to have experienced three-year performance more favorable than its peer group median or within the third quintile of its peer group. In the case of the NVIT Multi-Manager Mid Cap Value Fund, the Trustees

39

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered that, although the Fund’s performance was in the fourth quartile of the Fund’s peer group for the three-year period, it was less than one percentage point below the peer group median, and the Fund’s performance had improved to the second quartile for the one-year period ended the same date. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

As to NVIT Multi-Manager Mid Cap Growth Fund, the Trustees considered that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was at a level lower than its peer group median, although the Fund paid actual management fees at a rate higher than the median of its peers. The Trustees did not consider the actual management fee rate to be so high as to be inconsistent with the continuation of its Advisory Agreement in light of, among other things, the Fund’s total expense ratio and its three-year performance ranking in the first quintile of its peer group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreement.

The Trustees considered that NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund were shown to have total expense ratios at levels within a generally acceptable level above their peer group medians. The Trustees noted that each of these Funds paid actual management fees at rates higher than the median of their peers. However, the Trustees did not consider those rates to be so high as to be inconsistent with the continuation of the Advisory Agreements in light of, among other things, the Funds’ total expense ratios. The Trustees considered that, with respect to each of those Funds other than NVIT Multi-Manager Small

Company Fund, the Adviser had implemented a waiver effective October 1, 2019 to maintain each Fund’s net expense ratio at its current level for a term of 18 months due to the anticipated significant reduction of assets following redemptions from the Funds by a number of Nationwide funds-of-funds. The Trustees also considered hypothetical comparative expense information provided by the Adviser, in consultation with Broadridge and the independent consultant retained by the Board, which took into account this significant reduction of assets. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the expenses of each of these Funds generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund as well as the performance of peer groups of funds over various time periods. The Trustees noted that NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Small Cap Growth Fund had achieved investment performance above the median of the funds in their peer groups for the three-year period ended June 30, 2019. They noted that NVIT Multi-Manager International Growth Fund had experienced performance in the fourth quintile of its peer group, but within one percentage point of the peer group median for the three-year period, and had achieved performance in the first quintile for the one-year period ended the same date. The Trustees considered, with respect to the remaining Fund, NVIT Multi-Manager Small Cap Value Fund, that in November 2019 the Adviser had terminated two of the Fund’s sub-advisers in light of the Fund’s performance and replaced them with two new sub-advisers that the Adviser considered to have the potential to improve

40

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Fund’s performance significantly. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ performance, and the Adviser’s explanation regarding the underperformance of certain Funds, and remedial activities taken in respect of NVIT Multi-Manager Small Cap Fund, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 47.39%.

The Fund designates $201,561,741, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

41

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

42

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

43

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

44

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

45

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

46

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

47

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

48

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

49

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

50

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

51

Annual Report

December 31, 2019

NVIT Multi-Manager Mid Cap Growth Fund

AR-MM-MCG 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Multi-Manager Mid Cap Growth Fund

For the annual period ended December 31, 2019, the NVIT Multi-Manager Mid Cap Growth Fund (Class I) returned 37.25%* versus 35.47% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Mid-Cap Growth (consisting of 138 funds as of December 31, 2019), was 35.40% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Neuberger Berman Investment Advisers LLC and Wells Capital Management, Inc.

The following commentary is provided by Neuberger Berman Investment Advisers LLC

The year 2019 proved to be a strongly positive environment for equities, thanks in part to a dovish turn by the Federal Reserve, solid consumer confidence and continued compelling corporate fundamentals. That said, this environment was not without its challenges and worries, especially as it related to global trade, geopolitical unrest and the reality of decelerating economic growth. Those pressures were likely the catalysts behind a sudden and sharp September shift in market sentiment that ushered in a persistent stylistic rotation away from higher multiple growth stories to close the year. However, despite that year-end reversal and continued signs of a natural late-cycle slowdown, we believe that there are compelling investment opportunities that could still be found across our investable universe.

Over the full year, the Fund’s sleeve posted a strong return of 35.03%, slightly underperforming its benchmark, the Russell MidCap® Growth Index, which returned 35.47%.

During the period, the Fund’s sleeve remained focused on Information Technology (IT), Health Care, Industrials and Consumer Discretionary names, and those allocation decisions generally were reflective of the positive secular trends, intriguing catalysts and compelling underlying fundamentals that we continued to identify in those sectors. The Fund sleeve’s underperformance to the benchmark can be attributed largely to the market volatility and stylistic headwinds of the last four months of 2019, which saw the market become extremely discriminating toward the underlying fundamentals and corporate developments of higher-growth and higher-expectation investment stories. At the sector level, favorable stock selection resulted in the Information Technology, Industrials, and Materials sectors contributing to relative Fund sleeve performance. All other sectors detracted from relative performance with Consumer Discretionary, Financials, and Utilities being the worst-performing sectors. Additionally, allocation to cash detracted from relative returns in a strongly performing market environment. Ring Central, Array Bio Pharma, and Insulet Corporation were among the highest relative contributors. The Fund’s sleeve exited Array Bio Pharma during the period. Lam Research Corporation, World Wrestling Entertainment Inc., and Green Dot Corporation were among the biggest detractors. The Fund’s sleeve exited Lam Research Corporation and Green Dot Corporation during the period.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

Neuberger Berman Investment Advisers LLC

Portfolio Manager:

Kenneth J. Turek, CFA

The following commentary is provided by Wells Capital Management, Inc.

The sleeve of the NVIT Mid Cap Growth portfolio managed by Wells Capital Management produced a total return of 40.44% for the year, outperforming the Russell Mid Cap Growth Index, which returned 35.47% in 2019.

3

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

For much of 2019, investors experienced the malaise of uncertainty driven by recession risks and global trade fears. However, as is often the case when consensus expectations fall heavily to one side, this fearful mood created a favorable setup as incrementally positive news arrived. Toward the end of the year, central bank policy, leading economic data, and trade negotiations all saw positive developments. This sparked a rise in animal spirits (emotions that can affect financial decision making) and released pent-up demand for global risk assets, triggering a steepening of yield curves around the world. Within equities, the year ended with a “risk-on” rally of near-textbook fashion. There was outperformance from cyclical over defensive sectors and a strong re-rating in emerging markets, small caps, and high-beta stocks. A notable exception to the “beta rally” was the continued outperformance from leading growth equities. Many of these innovative, next-generation companies are considered more defensive due to their outlooks for durable and consistent earnings growth. Therefore, it was not possible that, even during a synchronized global rally, the growth style of investing maintained leadership.

Despite high uncertainty and shifting market sentiment, the Fund’s sleeve was well positioned in 2019. For the year, strong security selection within the Health Care, Industrials and Information Technology sectors propelled performance. Detractors from investment results were dispersed across sectors. However, select holdings in the Consumer Discretionary, Software and Communications sectors hindered performance.

Within the Health Care sector, exposure to the growth theme around diabetes treatment was favorable, and DexCom Inc. was a key contributor. There are major challenges around treating diabetes in the United States and globally with a significant impact on patients’ lives and an increasing burden on the healthcare system. Dexcom, a manufacturer of continuous blood glucose monitors for patients with diabetes, is playing a key role to help patients manage their disease better. Patients can track blood sugar levels continuously with the company’s monitors in a less-invasive way than the standard finger-prick method. DexCom’s products have the opportunity to help a very large, untapped patient population. The scale of the opportunity has invited bigger companies such as Abbott Laboratories to enter the market, which previously weighed on the shares of DexCom on competitive fears. However, the market is large enough for multiple players, and DexCom should remain a leader due to its product superiority. Better-than-expected financial results and abating competitive concerns drove sharp outperformance in the shares during the year.

Additionally, Insulet Corp. was another strong healthcare contributor. Insulet Corp., a manufacturer of insulin pumps, reported better-than-expected sales and earnings during the year. Insulin pumps dose insulin more effectively than multiple daily injections, thereby providing better outcomes for diabetes patients. For this reason, pumps should continue to gain a greater share of the insulin delivery market. Omni Pod, Insulet’s insulin pump, is a patch that attaches to the skin. The Omni Pod is easier to use than other pumps, and the fact that it is waterproof makes it ideal for active lifestyles. Those positive attributes should allow the Omni Pod to grow sales and gain share within the insulin pump market. Recent expansion into the pharmacy channel provides another leg of growth as the company is better able to reach patients with Type 2 diabetes. Lastly, international expansion is another driver of Insulet’s sales growth as the company penetrates new markets globally. We continue to hold the Fund sleeve’s position currently but are monitoring valuation.

Within the Information Technology sector, Shopify, Inc. was a strong contributor. Shopify is a provider of e-commerce solutions for direct-to-consumer brands, such as Tesla and Kylie Cosmetic, and reported strong results throughout the year that were well ahead of consensus expectations. The company has been successful at gaining market share by bringing new and higher-quality merchants onto its platform. While the company has focused traditionally on small and medium-sized businesses, it is currently penetrating larger

4

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

businesses via its Shopify Plus offering. Shopify benefits from its customers’ growth by processing payments for smaller customers and charging a fee on each transaction for larger customers. During the year, the company announced the opening of Shopify Fulfillment Network, which provides merchants access to U.S.-based fulfillment centers to store and ship goods. This new service also uses machine learning to forecast demand, allocate inventory, and route orders to the closest center. The company’s strong financial results, coupled with new product offerings, did not go unnoticed by investors, who bid up shares of Shopify strongly during the year. We are encouraged by Shopify’s growth profile and have maintained the Fund sleeve’s position.

Detractors from the Fund sleeve’s performance were generally dispersed across sectors. Select holdings within Consumer Discretionary, Software, and Communications Services weighed on relative sleeve performance.

Within the Consumer Discretionary sector, Etsy, Inc. detracted from the Fund sleeve’s performance. Etsy operates a global online marketplace for unique and creative goods. Over the last year, the company had mixed results. The management team at Etsy is making investments to ensure the company successfully captures what is a large market opportunity. Those investments include more brand advertising to increase awareness for Etsy, free shipping to make it cheaper for consumers, and the ability for sellers to advertise on the platform. The long-term nature of those investments, however, meant Etsy did not generate quarterly transaction growth that investors were looking for on the marketplace. The near-term softness caused results to disappoint investors’ heightened expectations and sent the shares lower. We are monitoring fundamentals closely but believe Etsy’s long-term growth prospects warrant continued patience.

Software holding Pluralsight, Inc. struggled to execute and detracted from Fund sleeve performance. Pluralsight provides a learning platform for software developers via software-as-a-service. The company’s learning platform provides a lower-cost way for employers to train their technology workers, which has become critical due to a shortage of skilled developers. Greater penetration of the very large developer market was expected to drive a high rate of sales growth for multiple years. However, the company did not sufficiently invest behind its sales organization to support the rapid growth of the business. This under-investment resulted in lower-than-expected sales growth and disappointing sales guidance. We exited the sleeve’s position.

Lastly, among Communications Services holdings, shares of World Wrestling Entertainment, a creator of live video content, had notable weakness. Lower TV ratings and fewer subscribers to the company’s over-the-top offering were negative events. Additionally, concerns around the timing of international TV rights renewals caused investors to question the popularity of the company’s content. We are monitoring fundamentals closely for the time being.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

Wells Capital Management, Inc.

Portfolio Managers:

Michael T. Smith, CFA and Christopher J. Warner, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure

5

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Multi-Manager Mid Cap Growth Fund

Asset Allocation1

Common Stocks	98.7%
Repurchase Agreements	0.5%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries2

IT Services	12.6%
Health Care Equipment & Supplies	7.8%
Software	7.6%
Commercial Services & Supplies	7.2%
Biotechnology	6.0%
Electronic Equipment, Instruments & Components	4.4%
Specialty Retail	4.3%
Semiconductors & Semiconductor Equipment	4.0%
Hotels, Restaurants & Leisure	3.9%
Aerospace & Defense	3.3%
Other Industries#	38.9%
100.0%

Top Holdings2

Waste Connections, Inc.	1.9%
Burlington Stores, Inc.	1.7%
EPAM Systems, Inc.	1.7%
Bright Horizons Family Solutions, Inc.	1.7%
Exact Sciences Corp.	1.6%
Insulet Corp.	1.5%
Bio-Rad Laboratories, Inc., Class A	1.4%
Vail Resorts, Inc.	1.4%
DexCom, Inc.	1.4%
Motorola Solutions, Inc.	1.4%
Other Holdings#	84.3%
100.0%

Top Countries2

United States	95.0%
Argentina	1.7%
India	1.0%
United Kingdom	0.4%
China	0.4%
Switzerland	0.3%
Ireland	0.2%
Canada	0.2%
Israel	0.2%
Denmark	0.1%
Other Countries#	0.5%
100.0%

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

7

Fund Performance	NVIT Multi-Manager Mid Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	37.25%	11.66%	13.35%
Class II	36.84%	11.38%	13.07%
Russell Midcap® Growth Index	35.47%	11.60%	14.24%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.98%	0.85%
Class II	1.23%	1.10%

^

Current effective prospectus dated April 30, 2019 (as revised September 12, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2021. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

8

Fund Performance (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Mid Cap Growth Fund versus performance of the Russell Midcap® Growth Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Growth Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,037.00	4.36	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Class II Shares	Actual	(b)	1,000.00	1,035.40	5.64	1.10
	Hypothetical	(b)(c)	1,000.00	1,019.66	5.60	1.10

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2019

NVIT Multi-Manager Mid Cap Growth Fund

Common Stocks 98.7%

	Shares	Value

ARGENTINA 1.7%
Internet & Direct Marketing Retail 0.9%
MercadoLibre, Inc.*	9,620	$5,502,063

Software 0.8%
Globant SA*	40,500	4,295,025

		9,797,088

CANADA 0.2%
Biotechnology 0.2%
Zymeworks, Inc.*	20,400	927,384

CHINA 0.4%
Biotechnology 0.4%
Zai Lab Ltd., ADR*	48,523	2,018,072

DENMARK 0.1%
Biotechnology 0.1%
Ascendis Pharma A/S, ADR*	5,000	695,600

INDIA 1.0%
IT Services 1.0%
WNS Holdings Ltd., ADR*	85,300	5,642,595

IRELAND 0.2%
Trading Companies & Distributors 0.2%
AerCap Holdings NV*	18,000	1,106,460

ISRAEL 0.2%
IT Services 0.2%
Wix.com Ltd.*	7,400	905,612

SWITZERLAND 0.3%
Biotechnology 0.3%
CRISPR Therapeutics AG*	23,825	1,451,062

UNITED KINGDOM 0.4%
Professional Services 0.4%
Clarivate Analytics plc*	148,500	2,494,800

UNITED STATES 94.2%
Aerospace & Defense 3.2%
Axon Enterprise, Inc.*	16,700	1,223,776
HEICO Corp.	24,200	2,762,430
L3Harris Technologies, Inc.	18,400	3,640,808
Mercury Systems, Inc.*	65,964	4,558,772
Teledyne Technologies, Inc.*	17,400	6,029,796

		18,215,582

Airlines 0.3%
Alaska Air Group, Inc.	26,000	1,761,500

Auto Components 0.3%
Aptiv plc	14,800	1,405,556

Banks 0.4%
SVB Financial Group*	9,800	2,460,192

Biotechnology 4.9%
Alexion Pharmaceuticals, Inc.*	11,100	1,200,465
BioMarin Pharmaceutical, Inc.*	14,800	1,251,340
Deciphera Pharmaceuticals, Inc.*	33,803	2,103,899
Exact Sciences Corp.* (a)	94,100	8,702,368
Immunomedics, Inc.*	124,700	2,638,652
Incyte Corp.*	14,800	1,292,336

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Biotechnology (continued)
Natera, Inc.*	46,980	$1,582,756
Neurocrine Biosciences, Inc.*	6,300	677,187
Sarepta Therapeutics, Inc.*	21,877	2,823,008
Seattle Genetics, Inc.*	12,800	1,462,528
Turning Point Therapeutics, Inc.*	39,794	2,478,768
Twist Bioscience Corp.*	65,900	1,383,900

		27,597,207

Building Products 0.6%
Trex Co., Inc.*	35,100	3,154,788

Capital Markets 1.4%
Cboe Global Markets, Inc.	19,300	2,316,000
MarketAxess Holdings, Inc.	6,600	2,502,126
Raymond James Financial, Inc.	32,000	2,862,720

		7,680,846

Chemicals 0.7%
Ingevity Corp.*	43,000	3,757,340

Commercial Services & Supplies 7.1%
Brink’s Co. (The)	43,555	3,949,567
Casella Waste Systems, Inc., Class A*	115,656	5,323,646
Cintas Corp.	17,700	4,762,716
IAA, Inc.*	104,900	4,936,594
MSA Safety, Inc.	39,700	5,016,492
Tetra Tech, Inc.	59,900	5,160,984
Waste Connections, Inc.	117,741	10,689,705

		39,839,704

Communications Equipment 1.4%
Motorola Solutions, Inc.	49,400	7,960,316

Construction & Engineering 1.3%
MasTec, Inc.*	39,800	2,553,568
WillScot Corp.*	248,956	4,603,196

		7,156,764

Consumer Finance 0.1%
Synchrony Financial	15,000	540,150

Containers & Packaging 1.4%
AptarGroup, Inc.	38,400	4,439,808
Ball Corp.	30,900	1,998,303
Packaging Corp. of America	15,000	1,679,850

		8,117,961

Diversified Consumer Services 2.3%
Bright Horizons Family Solutions, Inc.*	62,700	9,423,183
Chegg, Inc.* (a)	22,300	845,393
Service Corp. International (a)	58,100	2,674,343

		12,942,919

Electrical Equipment 1.0%
AMETEK, Inc.	39,500	3,939,730
Generac Holdings, Inc.*	16,300	1,639,617

		5,579,347

Electronic Equipment, Instruments & Components 4.4%
Amphenol Corp., Class A	41,700	4,513,191
CDW Corp.	30,000	4,285,200
Keysight Technologies, Inc.*	35,000	3,592,050
Novanta, Inc.*	50,650	4,479,486
Rogers Corp.*	26,144	3,260,941

11

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Electronic Equipment, Instruments & Components (continued)
Trimble, Inc.*	59,700	$2,488,893
Zebra Technologies Corp., Class A*	7,500	1,915,800

		24,535,561

Entertainment 2.4%
Take-Two Interactive Software, Inc.*	62,900	7,700,847
World Wrestling Entertainment, Inc., Class A	91,000	5,903,170

		13,604,017

Equity Real Estate Investment Trusts (REITs) 0.5%
Lexington Realty Trust	289,500	3,074,490

Food & Staples Retailing 1.1%
BJ’s Wholesale Club Holdings, Inc.*	74,600	1,696,404
US Foods Holding Corp.*	100,300	4,201,567

		5,897,971

Food Products 1.3%
Lamb Weston Holdings, Inc.	83,400	7,174,902

Health Care Equipment & Supplies 7.7%
DexCom, Inc.*	36,500	7,984,010
Haemonetics Corp.*	56,600	6,503,340
Hill-Rom Holdings, Inc.	24,600	2,792,838
ICU Medical, Inc.*	18,600	3,480,432
IDEXX Laboratories, Inc.*	9,000	2,350,170
Insulet Corp.*	50,089	8,575,237
iRhythm Technologies, Inc.*	53,800	3,663,242
Masimo Corp.*	7,400	1,169,644
Penumbra, Inc.*	12,600	2,069,802
Silk Road Medical, Inc.*	71,705	2,895,448
Teleflex, Inc.	6,800	2,559,792

		44,043,955

Health Care Providers & Services 2.3%
Amedisys, Inc.*	25,900	4,323,228
Centene Corp.*	25,000	1,571,750
Encompass Health Corp.	18,600	1,288,422
HealthEquity, Inc.*	78,681	5,827,902

		13,011,302

Health Care Technology 1.7%
Teladoc Health, Inc.*	20,000	1,674,400
Veeva Systems, Inc., Class A*	56,200	7,905,092

		9,579,492

Hotels, Restaurants & Leisure 3.9%
Chipotle Mexican Grill, Inc.*	5,700	4,771,527
Domino’s Pizza, Inc.	18,200	5,346,796
Norwegian Cruise Line Holdings Ltd.*	43,600	2,546,676
Planet Fitness, Inc., Class A*	16,700	1,247,156
Vail Resorts, Inc.	33,300	7,986,339

		21,898,494

Household Products 0.4%
Church & Dwight Co., Inc.	33,500	2,356,390

Independent Power and Renewable Electricity Producers 0.2%
Vistra Energy Corp.	50,000	1,149,500

Industrial Conglomerates 1.7%
Carlisle Cos., Inc.	34,500	5,583,480
Roper Technologies, Inc.	10,600	3,754,838

		9,338,318

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Insurance 0.2%
Assurant, Inc.	7,400	$969,992

Interactive Media & Services 1.3%
IAC/InterActiveCorp*	11,300	2,814,943
Match Group, Inc.* (a)	51,500	4,228,665

		7,043,608

Internet & Direct Marketing Retail 0.9%
Chewy, Inc., Class A*	57,400	1,664,600
Etsy, Inc.*	76,800	3,402,240

		5,066,840

IT Services 11.3%
Black Knight, Inc.* (a)	95,600	6,164,288
Booz Allen Hamilton Holding Corp.	97,600	6,942,288
EPAM Systems, Inc.*	44,656	9,474,216
Euronet Worldwide, Inc.*	38,234	6,024,149
Fiserv, Inc.*	38,500	4,451,755
Global Payments, Inc.	29,900	5,458,544
MongoDB, Inc.*	35,800	4,711,638
Okta, Inc.*	52,000	5,999,240
Square, Inc., Class A*	25,000	1,564,000
Twilio, Inc., Class A* (a)	60,200	5,916,456
WEX, Inc.*	34,300	7,184,478

		63,891,052

Life Sciences Tools & Services 1.9%
Avantor, Inc.*	35,000	635,250
Bio-Rad Laboratories, Inc., Class A*	21,800	8,066,654
PRA Health Sciences, Inc.*	18,600	2,067,390

		10,769,294

Machinery 2.4%
IDEX Corp.	23,400	4,024,800
Middleby Corp. (The)*	34,900	3,822,248
Woodward, Inc.	46,000	5,448,240

		13,295,288

Media 1.0%
Altice USA, Inc., Class A*	102,300	2,796,882
Nexstar Media Group, Inc., Class A (a)	22,500	2,638,125

		5,435,007

Oil, Gas & Consumable Fuels 0.2%
ONEOK, Inc.	9,300	703,731
WPX Energy, Inc.*	40,000	549,600

		1,253,331

Pharmaceuticals 1.8%
Catalent, Inc.*	106,500	5,995,950
Elanco Animal Health, Inc.*	115,910	3,413,550
Jazz Pharmaceuticals plc*	5,000	746,400

		10,155,900

Professional Services 0.8%
CoStar Group, Inc.*	7,600	4,547,080

Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.	5,000	870,450

Road & Rail 1.1%
Old Dominion Freight Line, Inc.	7,600	1,442,328
Saia, Inc.*	51,900	4,832,928

		6,275,256

12

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Semiconductors & Semiconductor Equipment 4.0%
Advanced Micro Devices, Inc.*	132,500	$6,076,450
Entegris, Inc.	20,000	1,001,800
KLA Corp.	16,800	2,993,256
Lattice Semiconductor Corp.*	204,600	3,916,044
Marvell Technology Group Ltd. (a)	95,000	2,523,200
Microchip Technology, Inc.	7,500	785,400
Monolithic Power Systems, Inc.	18,600	3,311,172
Teradyne, Inc.	25,000	1,704,750

		22,312,072

Software 6.8%
Avalara, Inc.*	50,300	3,684,475
Coupa Software, Inc.*	10,000	1,462,500
Elastic NV*	49,800	3,202,140
Envestnet, Inc.*	50,600	3,523,278
Everbridge, Inc.*	12,800	999,424
Fair Isaac Corp.*	12,100	4,533,628
HubSpot, Inc.*	7,400	1,172,900
Paylocity Holding Corp.*	14,800	1,788,136
Proofpoint, Inc.*	20,500	2,352,990
Q2 Holdings, Inc.*	20,000	1,621,600
RingCentral, Inc., Class A* (a)	16,500	2,783,055
Splunk, Inc.*	20,000	2,995,400
Trade Desk, Inc. (The), Class A*	5,000	1,298,900
Zendesk, Inc.*	87,800	6,728,114

		38,146,540

Specialty Retail 4.3%
Burlington Stores, Inc.*	41,859	9,545,108
Carvana Co.*	26,000	2,393,300
Five Below, Inc.*	61,100	7,812,246
O’Reilly Automotive, Inc.*	6,500	2,848,690
Ross Stores, Inc.	11,800	1,373,756

		23,973,100

Technology Hardware, Storage & Peripherals 0.7%
NCR Corp.*	114,800	4,036,368

Textiles, Apparel & Luxury Goods 0.2%
Columbia Sportswear Co.	10,000	1,001,900

Trading Companies & Distributors 1.1%
SiteOne Landscape Supply, Inc.*	42,560	3,858,064
United Rentals, Inc.*	15,000	2,501,550

		6,359,614

		529,237,256

Total Common Stocks (cost $393,803,040)		554,275,929

Repurchase Agreements 0.5%

	Principal Amount	Value

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $107,312, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $109,448. (b)(c)	$107,302	$107,302
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $2,002,292, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $2,040,000. (b)(c)	2,000,000	2,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $700,067, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $714,000. (b)(c)	700,000	700,000

Total Repurchase Agreements (cost $2,807,302)		2,807,302

Total Investments (cost $396,610,342) — 99.2%		557,083,231

Other assets in excess of liabilities — 0.8%		4,491,395

NET ASSETS — 100.0%		$561,574,626

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $5,764,971, which was collateralized by cash used to purchase repurchase agreements with a total value of $2,807,302 and by $3,091,016 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from 1/31/2020 – 2/15/2049, a total value of $5,898,318.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $2,807,302.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2019

NVIT Multi-Manager Mid Cap Growth Fund
Assets:
Investment securities, at value* (cost $393,803,040)	$554,275,929
Repurchase agreement, at value (cost $2,807,302)	2,807,302
Cash	4,672,383
Interest and dividends receivable	179,395
Security lending income receivable	16,216
Receivable for investments sold	4,024,736
Receivable for capital shares issued	8,469
Prepaid expenses	1,072

Total Assets	565,985,502

Liabilities:
Payable for investments purchased	754,907
Payable for capital shares redeemed	350,422
Payable upon return of securities loaned (Note 2)	2,807,302
Accrued expenses and other payables:
Investment advisory fees	337,664
Fund administration fees	36,583
Distribution fees	30,992
Administrative servicing fees	35,133
Accounting and transfer agent fees	258
Trustee fees	100
Custodian fees	15,255
Compliance program costs (Note 3)	554
Professional fees	21,773
Printing fees	16,510
Other	3,423

Total Liabilities	4,410,876

Net Assets	$561,574,626

Represented by:
Capital	$320,257,392
Total distributable earnings (loss)	241,317,234

Net Assets	$561,574,626

Net Assets:
Class I Shares	$415,069,441
Class II Shares	146,505,185

Total	$561,574,626

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	41,896,263
Class II Shares	15,876,774

Total	57,773,037

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.91
Class II Shares	$9.23

*	Includes value of securities on loan of $5,764,971 (Note 2).

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2019

NVIT Multi-Manager Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$2,653,735
Income from securities lending (Note 2)	332,500
Interest income	189,598
Foreign tax withholding	(16,239)

Total Income	3,159,594

EXPENSES:
Investment advisory fees	4,964,556
Fund administration fees	243,300
Distribution fees Class II Shares	332,762
Administrative servicing fees Class I Shares	282,505
Administrative servicing fees Class II Shares	93,173
Professional fees	54,759
Printing fees	33,195
Trustee fees	23,853
Custodian fees	33,840
Accounting and transfer agent fees	1,103
Compliance program costs (Note 3)	2,639
Other	14,973

Total expenses before fees waived, and expenses reimbursed	6,080,658

Investment advisory fees waived (Note 3)	(207,035)
Expenses reimbursed by adviser (Note 3)	(2)

Net Expenses	5,873,621

NET INVESTMENT LOSS	(2,714,027)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	85,193,424
Net change in unrealized appreciation/depreciation in the value of investment securities	116,836,762

Net realized/unrealized gains	202,030,186

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$199,316,159

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment loss	$(2,714,027)	$(2,441,707)
Net realized gains	85,193,424	173,767,542
Net change in unrealized appreciation/depreciation	116,836,762	(194,721,043)

Change in net assets resulting from operations	199,316,159	(23,395,208)

Distributions to Shareholders From:
Distributable earnings:
Class I	(101,915,632)	(72,224,712)
Class II	(34,155,374)	(24,414,735)
Class Y	(36,255,970)	(27,272,994)

Change in net assets from shareholder distributions	(172,326,976)	(123,912,441)

Change in net assets from capital transactions	(39,718,027)	(241,094,623)

Change in net assets	(12,728,844)	(388,402,272)

Net Assets:
Beginning of year	574,303,470	962,705,742

End of year	$561,574,626	$574,303,470

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,158,619	$4,854,649
Dividends reinvested	101,915,632	72,224,712
Cost of shares redeemed	(49,582,534)	(49,109,147)

Total Class I Shares	58,491,717	27,970,214

Class II Shares
Proceeds from shares issued	35,384,753	17,051,388
Dividends reinvested	34,155,374	24,414,735
Cost of shares redeemed	(36,364,621)	(43,522,827)

Total Class II Shares	33,175,506	(2,056,704)

Class Y Shares
Proceeds from shares issued	3,707,028	2,132,845
Dividends reinvested	36,255,970	27,272,994
Cost of shares redeemed	(171,348,248)	(296,413,972)

Total Class Y Shares	(131,385,250)	(267,008,133)

Change in net assets from capital transactions	$(39,718,027)	$(241,094,623)

SHARE TRANSACTIONS:
Class I Shares
Issued	544,167	395,754
Reinvested	10,627,282	6,105,217
Redeemed	(4,547,280)	(4,018,971)

Total Class I Shares	6,624,169	2,482,000

16

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	3,690,092	1,380,802
Reinvested	3,820,512	2,170,199
Redeemed	(3,479,650)	(3,622,770)

Total Class II Shares	4,030,954	(71,769)

Class Y Shares
Issued	379,656	169,585
Reinvested	3,703,368	2,272,749
Redeemed	(17,470,440)	(22,685,972)

Total Class Y Shares	(13,387,416)	(20,243,638)

Total change in shares	(2,732,293)	(17,833,407)

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$9.55	(0.04)	3.49	3.45	(3.09)	(3.09)	$9.91	37.25%		$415,069,441	0.85%	(0.37%	)	0.88%	60.07%
Year Ended December 31, 2018	$12.30	(0.03)	(0.36)	(0.39)	(2.36)	(2.36)	$9.55	(6.85%	)	$336,981,446	0.85%	(0.28%	)	0.88%	51.56%
Year Ended December 31, 2017	$10.14	(0.03)	2.78	2.75	(0.59)	(0.59)	$12.30	27.74%		$403,331,203	0.84%	(0.29%	)	0.87%	63.12%
Year Ended December 31, 2016	$10.75	(0.01)	0.65	0.64	(1.25)	(1.25)	$10.14	6.47%		$361,892,264	0.85%	(0.12%	)	0.88%	64.33%
Year Ended December 31, 2015	$12.58	(0.05)	0.12	0.07	(1.90)	(1.90)	$10.75	(0.18%	)	$381,468,595	0.85%	(0.40%	)	0.88%	71.39%

Class II Shares
Year Ended December 31, 2019	$9.08	(0.06)	3.30	3.24	(3.09)	(3.09)	$9.23	36.84%		$146,505,185	1.10%	(0.62%	)	1.13%	60.07%
Year Ended December 31, 2018	$11.82	(0.06)	(0.32)	(0.38)	(2.36)	(2.36)	$9.08	(7.05%	)	$107,546,186	1.10%	(0.53%	)	1.13%	51.56%
Year Ended December 31, 2017	$9.78	(0.06)	2.69	2.63	(0.59)	(0.59)	$11.82	27.52%		$140,853,847	1.09%	(0.54%	)	1.12%	63.12%
Year Ended December 31, 2016	$10.45	(0.04)	0.62	0.58	(1.25)	(1.25)	$9.78	6.06%		$114,138,973	1.10%	(0.37%	)	1.13%	64.33%
Year Ended December 31, 2015	$12.30	(0.08)	0.13	0.05	(1.90)	(1.90)	$10.45	(0.35%	)	$134,154,427	1.09%	(0.64%	)	1.12%	71.39%

Class Y Shares
Period Ended October 31, 2019 (g)	$9.69	(0.03)	2.86	2.83	(3.09)	(3.09)	$9.43	28.08%		$73,276,083	0.65%	(0.27%	)	0.67%	60.07%
Year Ended December 31, 2018	$12.44	(0.03)	(0.36)	(0.39)	(2.36)	(2.36)	$9.69	(6.77%	)	$129,775,838	0.78%	(0.25%	)	0.81%	51.56%
Year Ended December 31, 2017	$10.24	(0.03)	2.82	2.79	(0.59)	(0.59)	$12.44	27.85%		$418,520,692	0.77%	(0.22%	)	0.80%	63.12%
Year Ended December 31, 2016	$10.84	–	0.65	0.65	(1.25)	(1.25)	$10.24	6.40%	(h)	$366,840,004	0.78%	(0.05%	)	0.81%	64.33%
Year Ended December 31, 2015	$12.66	(0.04)	0.12	0.08	(1.90)	(1.90)	$10.84	(0.10%	)(h)	$347,111,761	0.77%	(0.33%	)	0.80%	71.39%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	As of December 31, 2019, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

20

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$554,275,929	$—	$—	$554,275,929
Repurchase Agreements	—	2,807,302	—	2,807,302
Total	$554,275,929	$2,807,302	$—	$557,083,231

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions

21

Notes to Financial Statements (Continued)

December 31, 2019

in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains(losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $2,807,302, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan

22

Notes to Financial Statements (Continued)

December 31, 2019

and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

23

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$107,302	$—	$107,302	$(107,302)	$—
BofA Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
Citigroup Global Markets Ltd.	700,000	—	700,000	(700,000)	—
Total	$2,807,302	$—	$2,807,302	$(2,807,302)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement

24

Notes to Financial Statements (Continued)

December 31, 2019

of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to non-taxable dividends, net operating loss netting to short-term gains and investments in passive foreign investment companies (PFICs). Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

25

Notes to Financial Statements (Continued)

December 31, 2019

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Neuberger Berman Investment Advisers LLC
Wells Capital Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

Effective October 1, 2019,the Trust and NFA have entered into a written contract waiving 0.039% of investment advisory fees of the Fund until April 30, 2021. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $207,035, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.75%, and after contractual fee waivers was 0.72%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.82% for all share classes until September 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the

26

Notes to Financial Statements (Continued)

December 31, 2019

Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$—	$—	$2	$2

Amounts designated as “—” are zero or have been rounded to zero

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $243,300 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $2,639.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

27

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.07% and 0.07% for Class I and Class II shares, respectively, for a total amount of $375,678.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $388,450,228 and sales of $601,645,970 (excluding short-term securities).

28

Notes to Financial Statements (Continued)

December 31, 2019

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2019, the Fund recaptured $49,610 of brokerage commissions.

29

Notes to Financial Statements (Continued)

December 31, 2019

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$24,836,995	$147,489,981	$172,326,976	$—	$172,326,976

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,643,397	$107,269,044	$123,912,441	$—	$123,912,441

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$372,561	$83,357,367	$83,729,928	$—	$157,587,306	$241,317,234

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$399,495,925	$165,041,345	$(7,454,039)	$157,587,306

11.  Subsequent Events

On December 4, 2019, the Board of Trustees approved the termination of previous subadvisers to the Fund and approved the appointment of Wells Fargo as the sole subadviser to the Fund. The change was effective January 25, 2020 (the “Effective Date”). As of the Effective Date, the Fund’s structure transformed from a multi-manager approach to single manger strategy and it was renamed “NVIT Wells Fargo Discovery Fund”.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Wells Fargo Discovery Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Mid Cap Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

31

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

32

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

The Trustees considered that each of NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, and NVIT Multi-Manager Mid Cap Value was shown to pay actual management fees and to have a total expense ratio at a level equal to or lower than their peer group medians and, except in the case of NVIT Multi-Manager Mid Cap Value Fund, to have experienced three-year performance more favorable than its peer group median or within the third quintile of its peer group. In the case of the NVIT Multi-Manager Mid Cap Value Fund, the Trustees

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered that, although the Fund’s performance was in the fourth quartile of the Fund’s peer group for the three-year period, it was less than one percentage point below the peer group median, and the Fund’s performance had improved to the second quartile for the one-year period ended the same date. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

As to NVIT Multi-Manager Mid Cap Growth Fund, the Trustees considered that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was at a level lower than its peer group median, although the Fund paid actual management fees at a rate higher than the median of its peers. The Trustees did not consider the actual management fee rate to be so high as to be inconsistent with the continuation of its Advisory Agreement in light of, among other things, the Fund’s total expense ratio and its three-year performance ranking in the first quintile of its peer group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreement.

The Trustees considered that NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund were shown to have total expense ratios at levels within a generally acceptable level above their peer group medians. The Trustees noted that each of these Funds paid actual management fees at rates higher than the median of their peers. However, the Trustees did not consider those rates to be so high as to be inconsistent with the continuation of the Advisory Agreements in light of, among other things, the Funds’ total expense ratios. The Trustees considered that, with respect to each of those Funds other than NVIT Multi-Manager Small

Company Fund, the Adviser had implemented a waiver effective October 1, 2019 to maintain each Fund’s net expense ratio at its current level for a term of 18 months due to the anticipated significant reduction of assets following redemptions from the Funds by a number of Nationwide funds-of-funds. The Trustees also considered hypothetical comparative expense information provided by the Adviser, in consultation with Broadridge and the independent consultant retained by the Board, which took into account this significant reduction of assets. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the expenses of each of these Funds generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund as well as the performance of peer groups of funds over various time periods. The Trustees noted that NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Small Cap Growth Fund had achieved investment performance above the median of the funds in their peer groups for the three-year period ended June 30, 2019. They noted that NVIT Multi-Manager International Growth Fund had experienced performance in the fourth quintile of its peer group, but within one percentage point of the peer group median for the three-year period, and had achieved performance in the first quintile for the one-year period ended the same date. The Trustees considered, with respect to the remaining Fund, NVIT Multi-Manager Small Cap Value Fund, that in November 2019 the Adviser had terminated two of the Fund’s sub-advisers in light of the Fund’s performance and replaced them with two new sub-advisers that the Adviser considered to have the potential to improve

34

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Fund’s performance significantly. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ performance, and the Adviser’s explanation regarding the underperformance of certain Funds, and remedial activities taken in respect of NVIT Multi-Manager Small Cap Fund, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 10.81%.

The Fund designates $147,489,981, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

35

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

39

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

40

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

41

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

43

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

44

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

45

Annual Report

December 31, 2019

NVIT Multi-Manager Mid Cap Value Fund

AR-MM-MCV 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Multi-Manager Mid Cap Value Fund

For the annual period ended December 31, 2019, the NVIT Multi-Manager Mid Cap Value Fund (Class II) returned 23.85%* versus 27.06% for its benchmark, the Russell Midcap® Value Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Mid-Cap Value (consisting of 98 funds as of December 31, 2019), was 26.98% for the same period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; and WEDGE Capital Management, L.L.P.

The following commentary is provided by American Century Investment Management, Inc.

The Fund’s sleeve returned 29.39% for the 12 months ended December 31, 2019, outperforming its benchmark, which returned 27.06%.

Stocks rose. Resilient U.S. economic growth and positive earnings fueled strong stock market performance for 2019, despite periods of volatility sparked by trade tensions and global economic uncertainty. The Federal Reserve cut interest rates three times in response to global economic risks, but central bank policymakers signaled a pause in the fourth quarter as economic data improved. Stocks ended the year on a strong note as news of a potential U.S.-China trade deal helped ease trade-related uncertainty. All sectors of the benchmark had positive returns, led by Information Technology. Energy was the weakest-performing sector.

Growth stocks outperformed. Mid-capitalization stocks outperformed small caps but underperformed large caps. Value stocks underperformed growth for the period.

Stock selection fueled relative outperformance. Stock selection in Financials, and especially in the insurance industry, detracted from the Fund sleeve’s relative performance. Stock selection in Health Care, where Zimmer Biomet Holdings was a top contributor, drove Fund sleeve relative performance. Stock selection among Food Products companies also lifted the sleeve’s relative performance in the Consumer Staples sector.

Key Detractors

EQT. Weak gas prices hurt the stock of this natural gas producer. If gas prices remain at depressed levels, we believe the company’s free cash flow could be significantly impaired. We exited the Fund sleeve’s position in EQT in the third quarter of 2019 as we identified more-attractive investment opportunities elsewhere.

MSC Industrial Direct. The stock fell in the second quarter of 2019 after the company reported disappointing organic growth and guidance as demand for its industrial products continued to decelerate. The Fund sleeve kept the stock in its portfolio, due in part to its strong balance sheet, but we reduced the Fund sleeve’s position in the fourth quarter after revisiting our assumptions on the industrial distributor’s normalized earnings power. We determined the risk/reward profile was slightly less favorable, though still very attractive, than we had originally thought.

Worldpay. Lack of exposure to this payment services company detracted from the Fund sleeve’s relative performance. Worldpay’s stock surged higher on news of its plans to merge with Fidelity National Information Services. We did not own Worldpay as it does not meet our quality or valuation criteria.

Key Contributors

Applied Materials. This Semiconductor company was a strong performer, as it delivered solid financial results despite an uncertain global

3

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Value Fund

economic environment. While we trimmed the position as the stock appreciated, we believe this company remains well positioned, supported by greenfield investments1 and share gain from its new tool offerings.

Hubbell. This high-quality Industrials company reported solid results with continued strength in electrical transmission and distribution. In our view, the company remained disciplined on driving price and productivity to offset inflationary headwinds, which enabled it to expand operating margins despite its accelerated investment in footprint optimization.

Zimmer Biomet Holdings. This medical device company reported better-than-expected revenues, margins and earnings. It also reported positive updates on its early robotic stereotactic assistance (ROSA) robot placements and improvements in FDA-related supply constraints.

Derivatives. We occasionally buy derivatives such as foreign exchange forward hedge contracts to offset the inherent currency risk of holding foreign securities in the Fund’s sleeve. Exposure to derivatives did not have a material effect on sleeve performance in the reporting period.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Phillip N. Davidson, CFA; Michael Liss, CFA; Kevin Toney, CFA; and Brian Woglom, CFA

The following commentary is provided by Thompson, Siegel & Walmsley LLC

The Fund’s sleeve returned 25.66% underperforming the benchmark return of 27.06% by 140 basis points for the reporting period. The economic backdrop has been one where most value factors, particularly those oriented towards cash flows, grossly underperformed the market. As a reminder, the Fund’s sleeve has a heightened focus on valuation from a cash flow perspective and continues to trade at a discount to the benchmark.

The biggest detractors for Fund sleeve performance for the year were Energy, Financial

Services and Producer Durables, although Energy was the only sector that detracted more than 25 bps. Within Energy, holdings in Antero Resources Corp. and EQT Corp. had the most impact. Antero Resources, a company focused on production of natural gas and natural gas liquids, was hurt by weaker pricing in natural gas and further penalized by the market’s focus on free cash flow generation at any cost. The Fund sleeve continues to hold the stock as the company is a low-cost producer, has a diversified revenue stream that over-indexes to natural gas liquids, and is improving its balance sheet. EQT, a natural gas producer in the Marcellus Shale region, was affected by weak natural gas prices. The sleeve continues to hold the stock, and we believe value will be unlocked through change elements related to a new CEO and board, integration of the company’s midstream assets, and overall cost-reduction initiatives.

Although a modest drag to performance, Financial Services was a detractor from Fund sleeve performance for the year, led by Annaly Capital Management and E-Trade Financial Corp. Annaly, a mortgage real estate investment trust (REIT), was actually a positive returning stock, but it failed to keep pace in a near 30% up market in Financials, as a flatter yield curve compressed spreads in the business. We believe the stock continues to look attractive from a valuation standpoint and has further growth potential, given its diversification into commercial credit and residential real estate. E-Trade, an online brokerage service company, was also a positive returning stock but failed to keep pace with the benchmark as lower interest rates have compressed net interest margins. The stock also has been affected in the short term by the industry’s shift to commission-free trades. The Fund’s sleeve continues to hold the stock, and we believe the market is not fully appreciating growth in new brokerage accounts, an increase in trades per account, a large deposit base that is accretive to earnings, and strategic optionality in the business.

Lastly, within Producer Durables, the Fund sleeve’s underweight exposure to more-cyclical industries was the primary reason the sector

4

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Value Fund

detracted from the sleeve’s relative return. At the stock level, Trinity Industries was the largest detractor, although it still returned north of 10%. Trinity is a manufacturer of transportation, energy, and construction products, as well as one of the largest railcar lessors in North America. The company was affected over the last year due to headwinds in the rail segment. The sleeve continues to hold the stock, and we believe it trades at a discount to the sum of its parts.

The leading economic sectors, in terms of contribution to the Fund sleeve’s relative return, were Health Care, Technology, and Utilities. In Health Care, the sleeve benefited from positive stock selection across the sector. Positions in DaVita Inc. and Zimmer Biomet Holdings were the top contributors. DaVita Inc., a dialysis provider, moved higher following the market’s positive reaction to new management in place, the sale of its non-core medical group and improved guidance. We sold the Fund sleeve’s position in the stock following the recent price strength. Zimmer Biomet, a provider of orthopedic reconstructive parts, moved higher off expectations of the roll-out of a robotic knee product and better execution by management in addressing gaps in its product portfolio. In Technology, stock selection drove positive relative sleeve return in the sector, led by positions in Leidos Holdings and Qorvo, Inc. Leidos, a technology-oriented contractor in the defense, civil and health industries, moved higher following improved backlog numbers, and broad-based growth across business segments. We sold the sleeve’s position into strength in the second quarter of 2019. Qorvo, Inc., a provider of technologies and radio frequency solutions for mobile, infrastructure, and aerospace and defense applications, moved higher off strong earnings beat driven by smartphone demand, 5G adoption, and an improved outlook on the company’s exposure to Huawei.

With Utilities, the Fund sleeve’s underweight positioning to the sector and positive stock selection drove excess sleeve returns. Positions in GCI Liberty, Inc. and Zayo Group were the top contributors. GCI Liberty is a conglomerate with operations in an Alaskan utility communications company, and equity ownership stakes in both Charter Communications and Lending Tree. The stock moved higher as Charter Communications results continue to remain robust. Zayo Group, a fiber telecommunications company, benefited from being acquired at a premium to its market value in the second quarter of 2019.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Managers:

R. Michael Creager, CFA and Brett P. Hawkins, CFA

The following commentary is provided by WEDGE Capital Management, L.L.P.

What a difference a year makes! After suffering negative returns in calendar year 2018, the U.S. stock market finished 2019, and the decade, with a bang. The S&P 500® Index was up 31% for the year. Since bottoming in March 9, 2009, the S&P 500 Index has risen 498% on a cumulative total return basis, representing an 18% compound annual growth rate. Over that same period, the 10-year U.S. Treasury yield fell from 2.9% to 1.9%. Large-cap stocks outperformed small-cap stocks for the third year in a row (according to FTSE Russell Indices). And growth stocks outperformed value stocks again in 2019 across all market capitalizations.

Relative to the growth style of investing, it has been a frustrating and challenging time for active value equity managers. Within the Russell Midcap Value Index in 2019, the Technology sector was by far the big winner, followed by Capital Goods, whereas the biggest laggard was Retail, followed by Energy. During this period, the Fund’s sleeve posted a 19.8% return versus the benchmark return of 27.1%.

The Fund sleeve’s large underperformance was driven mainly by negative stock selection in the Utilities, Basic Materials, Energy, and Consumer Cyclical sectors. PG&E Corporation, the regulated California utility, traded down in the year upon the discovery that the company’s power lines were associated with the 2018 wildfires. PG&E

5

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Value Fund

Corporation was sold from the Fund’s sleeve in the first quarter of 2019. Within Basic Materials, glass container maker Owens-Illinois lagged as a result of anemic volume growth, higher capital expenditure and foreign currency headwinds. Owens-Illinois was sold from the sleeve in the fourth quarter. Within the Energy sector, EQT Corporation, a natural gas exploration and production company, performed poorly in 2019 as a result of headwinds created by declining natural gas commodity prices. Within the Consumer Cyclical sector, the for-profit education company, Adtalem Global Education, lagged the broad market as a result of an earnings miss due to increased marketing expenses. And finally, the television retailer, Qurate Retail, underperformed due to declining revenue in their QVC and HSN business segments.

Within the Capital Goods sector, strong performance from TransDigm Group and Dover Corporation contributed significantly as the stocks surged 84% and 66%, respectively. Likewise, Finance stock selection was additive as Fidelity National Financial, AerCap, and Ally Financial all contributed positively. Positive stock selection in the Telecommunications sector also added value as Altice USA, a cable and internet media provider, returned 65% for the year.

As a long-only traditional value mid-cap manager, we do not own or utilize any type of derivatives in the management of the Fund’s sleeve. Except for PG&E Corporation and Owens-Illinois, which were sold on January 14 and October 1, respectively, all stocks mentioned above were held in the portfolio as of December 31, 2019.

Subadviser:

WEDGE Capital Management, L.L.P.

Portfolio Managers:

John Carr, John Norman and Brian Pratt, CFA

* High double-digit returns are unusual and cannot be sustained.

1 A greenfield investment is a type of foreign direct investment in which a company creates a subsidiary in a different country, building operations from the ground up.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger,

more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid, 3) are more vulnerable to adverse business and economic developments, and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Multi-Manager Mid Cap Value Fund

Asset Allocation1

Common Stocks	95.7%
Repurchase Agreements	1.6%
Exchange Traded Fund	0.9%
Forward Currency Contracts†	(0.0)%
Other assets in excess of liabilities	1.8%
100.0%

Top Industries2

Insurance	9.3%
Equity Real Estate Investment Trusts (REITs)	7.7%
Banks	5.7%
Electric Utilities	5.6%
Health Care Providers & Services	5.3%
Media	4.3%
Oil, Gas & Consumable Fuels	4.1%
Health Care Equipment & Supplies	3.3%
Food Products	3.1%
Chemicals	2.8%
Other Industries#	48.8%
100.0%

Top Holdings2

Zimmer Biomet Holdings, Inc.	2.9%
FirstEnergy Corp.	1.9%
Universal Health Services, Inc., Class B	1.8%
AerCap Holdings NV	1.5%
TransDigm Group, Inc.	1.5%
Ally Financial, Inc.	1.5%
Fidelity National Financial, Inc.	1.4%
Republic Services, Inc.	1.3%
US Foods Holding Corp.	1.3%
Signature Bank	1.2%
Other Holdings#	83.7%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

7

Fund Performance	NVIT Multi-Manager Mid Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	23.97%	7.04%	11.82%
Class II	23.85%	6.93%	11.68%
Russell Midcap® Value Index	27.06%	7.62%	12.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.99%	0.95%
Class II	1.10%	1.06%

^

Current effective prospectus dated April 30, 2019 (as revised September 12, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2021. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

8

Fund Performance (cont.)	NVIT Multi-Manager Mid Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Multi-Manager Mid Cap Value Fund versus performance of the Russell Midcap® Value Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Value Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,067.20	5.16	0.99
	Hypothetical	(b)(c)	1,000.00	1,020.21	5.04	0.99
Class II Shares	Actual	(b)	1,000.00	1,067.00	5.52	1.06
	Hypothetical	(b)(c)	1,000.00	1,019.86	5.40	1.06

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2019

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks 95.7%

	Shares	Value

Aerospace & Defense 1.9%
BAE Systems plc	116,521	$873,044
Textron, Inc.	18,755	836,473
TransDigm Group, Inc. (a)	9,926	5,558,560

		7,268,077

Airlines 2.0%
Alaska Air Group, Inc.	61,635	4,175,771
JetBlue Airways Corp.*	92,300	1,727,856
Southwest Airlines Co.	31,328	1,691,086

		7,594,713

Auto Components 1.1%
Aptiv plc	5,630	534,681
BorgWarner, Inc.	25,117	1,089,576
Dana, Inc.	145,205	2,642,731

		4,266,988

Automobiles 0.5%
Honda Motor Co. Ltd., ADR-JP (a)	37,533	1,062,559
Thor Industries, Inc. (a)	9,666	718,087

		1,780,646

Banks 5.6%
CIT Group, Inc.	44,200	2,016,846
Comerica, Inc.	24,794	1,778,970
Commerce Bancshares, Inc. (a)	19,849	1,348,541
Fifth Third Bancorp	66,045	2,030,223
First Hawaiian, Inc.	50,677	1,462,032
M&T Bank Corp.	8,316	1,411,641
Pinnacle Financial Partners, Inc. (a)	21,873	1,399,872
Prosperity Bancshares, Inc. (a)	7,916	569,081
Signature Bank	32,797	4,480,398
Truist Financial Corp.	49,480	2,786,714
UMB Financial Corp.	11,069	759,776
Westamerica Bancorp (a)	9,860	668,212

		20,712,306

Beverages 0.6%
Molson Coors Brewing Co., Class B	43,200	2,328,480

Biotechnology 0.5%
United Therapeutics Corp.*	19,825	1,746,186

Building Products 0.4%
Johnson Controls International plc	39,736	1,617,653

Capital Markets 2.1%
Ameriprise Financial, Inc.	10,515	1,751,589
E*TRADE Financial Corp.	48,101	2,182,342
Northern Trust Corp.	25,812	2,742,267
State Street Corp.	14,553	1,151,142

		7,827,340

Chemicals 2.8%
Ashland Global Holdings, Inc.	55,853	4,274,430
Corteva, Inc.	78,800	2,329,328
Eastman Chemical Co.	22,200	1,759,572
Mosaic Co. (The)	65,100	1,408,764
Westlake Chemical Corp.	8,900	624,335

		10,396,429

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies 1.3%
Republic Services, Inc.	53,847	$4,826,307

Consumer Finance 1.8%
Ally Financial, Inc.	177,532	5,425,378
SLM Corp.	142,352	1,268,356

		6,693,734

Containers & Packaging 1.6%
Graphic Packaging Holding Co.	34,280	570,762
Packaging Corp. of America	36,987	4,142,174
Sonoco Products Co.	12,688	783,103
Westrock Co.	14,351	615,802

		6,111,841

Distributors 0.9%
Genuine Parts Co.	12,726	1,351,883
LKQ Corp.*	57,500	2,052,750

		3,404,633

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	85,514	2,990,425

Diversified Financial Services 0.5%
Jefferies Financial Group, Inc.	91,700	1,959,629

Diversified Telecommunication Services 0.4%
GCI Liberty, Inc., Class A*	19,400	1,374,490

Electric Utilities 5.5%
Edison International	20,315	1,531,954
Entergy Corp.	27,697	3,318,101
Evergy, Inc.	32,798	2,134,822
Eversource Energy	10,502	893,405
FirstEnergy Corp.	142,602	6,930,457
Pinnacle West Capital Corp.	16,217	1,458,395
PPL Corp.	56,100	2,012,868
Xcel Energy, Inc.	34,690	2,202,468

		20,482,470

Electrical Equipment 1.9%
Eaton Corp. plc	9,106	862,520
Emerson Electric Co.	27,381	2,088,075
Hubbell, Inc.	12,430	1,837,402
nVent Electric plc	65,839	1,684,162
Schneider Electric SE	5,992	616,386

		7,088,545

Electronic Equipment, Instruments & Components 0.3%
TE Connectivity Ltd.	11,710	1,122,286

Energy Equipment & Services 1.0%
Baker Hughes Co.	99,168	2,541,676
Schlumberger Ltd.	28,126	1,130,665

		3,672,341

Equity Real Estate Investment Trusts (REITs) 7.5%
AvalonBay Communities, Inc.	15,808	3,314,938
Colony Capital, Inc.	221,800	1,053,550
Empire State Realty Trust, Inc., Class A	53,470	746,441
EPR Properties	52,334	3,696,874

11

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Gaming and Leisure Properties, Inc.	58,200	$2,505,510
JBG SMITH Properties	60,900	2,429,301
Lamar Advertising Co., Class A	48,451	4,324,736
MGM Growth Properties LLC, Class A	117,911	3,651,704
Piedmont Office Realty Trust, Inc., Class A	46,843	1,041,788
VEREIT, Inc.	186,400	1,722,336
Welltower, Inc.	17,403	1,423,217
Weyerhaeuser Co.	69,827	2,108,776

		28,019,171

Food & Staples Retailing 1.8%
Koninklijke Ahold Delhaize NV	47,543	1,191,516
Sysco Corp.	11,233	960,871
US Foods Holding Corp.*	111,826	4,684,391

		6,836,778

Food Products 3.1%
Conagra Brands, Inc.	37,150	1,272,016
General Mills, Inc.	24,600	1,317,576
JM Smucker Co. (The)	16,836	1,753,133
Kellogg Co.	9,281	641,874
Kraft Heinz Co. (The)	32,000	1,028,160
Mondelez International, Inc., Class A	11,312	623,065
Orkla ASA	116,662	1,182,360
Post Holdings, Inc.*	33,112	3,612,519

		11,430,703

Gas Utilities 1.8%
Atmos Energy Corp.	9,075	1,015,130
Spire, Inc.	13,789	1,148,762
UGI Corp.	97,978	4,424,686

		6,588,578

Health Care Equipment & Supplies 3.3%
Hologic, Inc.*	17,879	933,463
Siemens Healthineers AG Reg. S (b)	15,983	767,490
Zimmer Biomet Holdings, Inc.	70,136	10,497,956

		12,198,909

Health Care Providers & Services 5.2%
AmerisourceBergen Corp.	28,500	2,423,070
Cardinal Health, Inc.	47,257	2,390,259
Centene Corp.* (a)	17,000	1,068,790
Henry Schein, Inc.*	14,503	967,640
Laboratory Corp. of America Holdings*	18,600	3,146,562
McKesson Corp.	9,054	1,252,349
Quest Diagnostics, Inc.	16,278	1,738,328
Universal Health Services, Inc., Class B	44,982	6,453,118

		19,440,116

Health Care Technology 0.3%
Cerner Corp.	17,010	1,248,364

Hotels, Restaurants & Leisure 2.3%
Aramark	34,200	1,484,280
Carnival Corp.	21,698	1,102,909
Marriott Vacations Worldwide Corp.	17,590	2,264,889
Sodexo SA	8,621	1,022,491

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wyndham Destinations, Inc.	53,877	$2,784,902

		8,659,471

Household Durables 0.2%
PulteGroup, Inc.	23,792	923,130

Household Products 0.3%
Kimberly-Clark Corp. (a)	7,314	1,006,041

Insurance 9.2%
Aflac, Inc.	17,307	915,540
Alleghany Corp.*	4,304	3,441,349
Allstate Corp. (The)	24,700	2,777,515
American Financial Group, Inc.	11,557	1,267,225
Arch Capital Group Ltd.*	64,600	2,770,694
Arthur J Gallagher & Co.	3,312	315,402
Assurant, Inc.	18,804	2,464,828
Axis Capital Holdings Ltd.	20,853	1,239,502
Brown & Brown, Inc.	14,347	566,420
Chubb Ltd.	11,023	1,715,840
Fidelity National Financial, Inc.	115,850	5,253,798
Globe Life, Inc.	4,395	462,574
Loews Corp.	59,200	3,107,408
Markel Corp.*	2,300	2,629,291
ProAssurance Corp. (a)	28,551	1,031,833
Reinsurance Group of America, Inc.	8,407	1,370,846
Travelers Cos., Inc. (The)	2,822	386,473
Willis Towers Watson plc	12,127	2,448,926

		34,165,464

Internet & Direct Marketing Retail 1.6%
Expedia Group, Inc.	23,021	2,489,491
Qurate Retail, Inc., Series A*	433,835	3,657,229

		6,146,720

IT Services 0.8%
Alliance Data Systems Corp.	14,985	1,681,317
Conduent, Inc.* (a)	203,048	1,258,898

		2,940,215

Machinery 2.4%
Cummins, Inc.	7,735	1,384,256
Dover Corp.	30,507	3,516,237
IMI plc	68,590	1,073,304
PACCAR, Inc.	11,192	885,287
Trinity Industries, Inc. (a)	90,703	2,009,071

		8,868,155

Media 4.2%
Altice USA, Inc., Class A*	111,372	3,044,910
Discovery, Inc., Class C*	44,700	1,362,903
DISH Network Corp., Class A*	56,000	1,986,320
Fox Corp., Class A	54,900	2,035,143
Liberty Media Corp-Liberty SiriusXM, Class C*	35,400	1,704,156
News Corp., Class A	172,000	2,432,080
ViacomCBS, Inc.	72,313	3,034,977

		15,600,489

12

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) 1.5%
Annaly Capital Management, Inc.	387,700	$3,652,134
MFA Financial, Inc.	243,054	1,859,363

		5,511,497

Multiline Retail 1.1%
Dollar Tree, Inc.* (a)	35,100	3,301,155
Target Corp.	6,607	847,083

		4,148,238

Multi-Utilities 2.0%
Ameren Corp.	14,366	1,103,309
CenterPoint Energy, Inc.	163,200	4,450,464
NorthWestern Corp.	16,806	1,204,486
WEC Energy Group, Inc.	7,185	662,672

		7,420,931

Oil, Gas & Consumable Fuels 4.1%
Antero Resources Corp.* (a)	225,500	642,675
ConocoPhillips	24,340	1,582,830
EQT Corp. (a)	254,702	2,776,252
Equitrans Midstream Corp. (a)	143,142	1,912,377
Imperial Oil Ltd.	23,990	634,597
Murphy Oil Corp. (a)	151,231	4,052,991
Noble Energy, Inc.	40,418	1,003,983
Williams Cos., Inc. (The)	107,500	2,549,900

		15,155,605

Paper & Forest Products 0.3%
Mondi plc	48,335	1,141,023

Personal Products 0.2%
Coty, Inc., Class A	51,900	583,875

Pharmaceuticals 0.3%
Perrigo Co. plc	25,000	1,291,500

Road & Rail 0.3%
Heartland Express, Inc. (a)	51,103	1,075,718

Semiconductors & Semiconductor Equipment 2.0%
Applied Materials, Inc.	24,862	1,517,576
Marvell Technology Group Ltd. (a)	99,027	2,630,157
Maxim Integrated Products, Inc.	23,735	1,459,940
Microchip Technology, Inc. (a)	9,572	1,002,380
Qorvo, Inc.*	8,500	987,955

		7,598,008

Software 0.8%
CDK Global, Inc.	36,200	1,979,416
SS&C Technologies Holdings, Inc.	17,600	1,080,640

		3,060,056

Specialty Retail 2.2%
Aaron’s, Inc.	61,545	3,514,835
Advance Auto Parts, Inc.	9,680	1,550,349
Foot Locker, Inc.	54,300	2,117,157
L Brands, Inc.	57,100	1,034,652

		8,216,993

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals 0.6%
HP, Inc.	41,666	$856,236
NCR Corp.*	39,000	1,371,240

		2,227,476

Thrifts & Mortgage Finance 0.3%
Capitol Federal Financial, Inc.	69,302	951,516

Trading Companies & Distributors 2.3%
AerCap Holdings NV*	90,794	5,581,107
HD Supply Holdings, Inc.*	42,800	1,721,416
MSC Industrial Direct Co., Inc., Class A (a)	14,448	1,133,735

		8,436,258

Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B	15,048	747,214

Total Common Stocks (cost $301,394,894)		356,903,731

Exchange Traded Fund 0.9%
Equity Fund 0.9%
iShares Russell Mid-Cap Value ETF (a)	36,582	3,466,876

Total Exchange Traded Fund (cost $3,095,998)		3,466,876

Repurchase Agreements 1.6%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $1,820,295, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $1,856,538. (c)(d)	$1,820,136	1,820,136
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $500,573, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $510,000. (c)(d)	500,000	500,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $500,048, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $510,000. (c)(d)	500,000	500,000
NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $2,000,615, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $2,040,178. (c)(d)	2,000,000	2,000,000

13

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $1,000,087, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $1,020,000. (c)(d)	$1,000,000	$1,000,000

Total Repurchase Agreements (cost $5,820,136)		5,820,136

Total Investments (cost $310,311,028) — 98.2%		366,190,743

Other assets in excess of liabilities — 1.8%		6,716,583

NET ASSETS — 100.0%		$372,907,326

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $30,364,423, which was collateralized by cash used to purchase repurchase agreements with a total value of $5,820,136 and by $25,386,314 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% -

8.13%, and maturity dates ranging from 1/7/2020 - 2/15/2049, a total value of $31,206,450.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2019 was $767,490 which represents 0.21% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $5,820,136.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

JP	Japan

Reg. S

Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

Forward foreign currency contracts outstanding as of December 31, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	87,247	USD	97,433	Credit Suisse International	3/31/2020	978
JPY	2,663,883	USD	24,629	Bank of America NA	3/31/2020	12
NOK	227,964	USD	25,860	Goldman Sachs International	3/31/2020	112

Total unrealized appreciation						1,102

USD	1,168,202	CAD	1,536,412	Morgan Stanley Co., Inc.	3/31/2020	(15,331)
USD	3,205,054	EUR	2,854,926	Credit Suisse International	3/31/2020	(15,181)
USD	2,589,972	GBP	1,966,168	JPMorgan Chase Bank	3/31/2020	(20,749)
USD	661,368	JPY	71,948,842	Bank of America NA	3/31/2020	(4,161)
USD	1,026,274	NOK	9,249,889	Goldman Sachs International	3/31/2020	(27,581)

Total unrealized depreciation						(83,003)

Net unrealized depreciation						(81,901)

Currency:

CAD	Canadian dollar

EUR	Euro

GBP	British pound

JPY	Japanese yen

NOK	Norwegian krone

USD	United States dollar

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2019

NVIT Multi-Manager Mid Cap Value Fund
Assets:
Investment securities, at value* (cost $304,490,892)	$360,370,607
Repurchase agreement, at value (cost $5,820,136)	5,820,136
Cash	9,614,645
Foreign currencies, at value (cost $212,694)	218,543
Interest and dividends receivable	1,107,942
Security lending income receivable	2,724
Receivable for investments sold	3,685,785
Receivable for capital shares issued	48,989
Reclaims receivable	6,651
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,102
Reimbursement from investment adviser (Note 3)	5,184
Prepaid expenses	797

Total Assets	380,883,105

Liabilities:
Payable for investments purchased	1,455,005
Payable for capital shares redeemed	204,973
Unrealized depreciation on forward foreign currency contracts (Note 2)	83,003
Payable upon return of securities loaned (Note 2)	5,820,136
Accrued expenses and other payables:
Investment advisory fees	231,063
Fund administration fees	31,690
Distribution fees	74,657
Administrative servicing fees	5,620
Accounting and transfer agent fees	239
Trustee fees	100
Custodian fees	25,967
Compliance program costs (Note 3)	380
Professional fees	21,668
Printing fees	12,865
Other	8,413

Total Liabilities	7,975,779

Net Assets	$372,907,326

Represented by:
Capital	$336,868,605
Total distributable earnings (loss)	36,038,721

Net Assets	$372,907,326

Net Assets:
Class I Shares	$18,104,793
Class II Shares	354,802,533

Total	$372,907,326

15

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT Multi-Manager Mid Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,268,809
Class II Shares	44,139,735

Total	46,408,544

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$7.98
Class II Shares	$8.04

*	Includes value of securities on loan of $30,364,423 (Note 2).

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2019

NVIT Multi-Manager Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$11,334,576
Interest income	394,861
Income from securities lending (Note 2)	96,402
Foreign tax withholding	(42,782)

Total Income	11,783,057

EXPENSES:
Investment advisory fees	3,686,529
Fund administration fees	203,324
Distribution fees Class II Shares	878,150
Administrative servicing fees Class I Shares	28,831
Administrative servicing fees Class II Shares	35,130
Professional fees	46,867
Printing fees	29,835
Trustee fees	17,746
Custodian fees	25,903
Accounting and transfer agent fees	8,330
Compliance program costs (Note 3)	1,974
Other	13,189

Total expenses before fees waived and expenses reimbursed	4,975,808

Investment advisory fees waived (Note 3)	(63,897)
Expenses reimbursed by adviser (Note 3)	(48,641)

Net Expenses	4,863,270

NET INVESTMENT INCOME	6,919,787

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	(6,373,099)
Settlement of forward foreign currency contracts (Note 2)	274,948
Foreign currency transactions (Note 2)	(5,293)

Net realized losses	(6,103,444)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	102,016,328
Forward foreign currency contracts (Note 2)	(16,949)
Translation of assets and liabilities denominated in foreign currencies	6,062

Net change in unrealized appreciation/depreciation	102,005,441

Net realized/unrealized gains	95,901,997

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$102,821,784

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Value Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$6,919,787	$6,382,142
Net realized gains (losses)	(6,103,444)	103,541,636
Net change in unrealized appreciation/depreciation	102,005,441	(189,498,168)

Change in net assets resulting from operations	102,821,784	(79,574,390)

Distributions to Shareholders From:
Distributable earnings:
Class I	(3,425,346)	(2,908,771)
Class II	(69,307,016)	(71,114,649)
Class Y	(27,359,842)	(29,424,498)

Change in net assets from shareholder distributions	(100,092,204)	(103,447,918)

Change in net assets from capital transactions	(101,441,417)	(429,458,341)

Change in net assets	(98,711,837)	(612,480,649)

Net Assets:
Beginning of year	471,619,163	1,084,099,812

End of year	$372,907,326	$471,619,163

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,249,384	$6,581,577
Dividends reinvested	3,425,346	2,908,771
Cost of shares redeemed	(4,463,126)	(5,040,887)

Total Class I Shares	4,211,604	4,449,461

Class II Shares
Proceeds from shares issued	5,378,250	5,041,137
Dividends reinvested	69,307,016	71,114,649
Cost of shares redeemed	(47,572,171)	(55,595,566)

Total Class II Shares	27,113,095	20,560,220

Class Y Shares
Proceeds from shares issued	2,421,614	3,623,593
Dividends reinvested	27,359,842	29,424,498
Cost of shares redeemed	(162,547,572)	(487,516,113)

Total Class Y Shares	(132,766,116)	(454,468,022)

Change in net assets from capital transactions	$(101,441,417)	$(429,458,341)

SHARE TRANSACTIONS:
Class I Shares
Issued	603,229	598,526
Reinvested	450,919	304,515
Redeemed	(520,909)	(453,782)

Total Class I Shares	533,239	449,259

Class II Shares
Issued	642,611	514,720
Reinvested	9,065,659	7,404,652
Redeemed	(5,476,201)	(5,248,889)

Total Class II Shares	4,232,069	2,670,483

18

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Value Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018

SHARE TRANSACTIONS: (continued)
Class Y Shares
Issued	290,411	326,007
Reinvested	3,562,479	3,050,389
Redeemed	(20,462,374)	(43,596,906)

Total Class Y Shares	(16,609,484)	(40,220,510)

Total change in shares	(11,844,176)	(37,100,768)

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$8.04	0.13	1.67	1.80	(0.19)	(1.67)	(1.86)	$7.98	23.97%		$18,104,793	0.97%	1.51%	1.00%	46.78%
Year Ended December 31, 2018	$11.30	0.10	(1.27)	(1.17)	(0.12)	(1.97)	(2.09)	$8.04	(13.12%	)	$13,956,158	0.95%	0.95%	0.97%	57.62%
Year Ended December 31, 2017	$10.61	0.15	1.28	1.43	(0.14)	(0.60)	(0.74)	$11.30	13.95%		$14,532,915	0.94%	1.33%	0.95%	52.09%
Year Ended December 31, 2016	$10.03	0.15	1.55	1.70	(0.16)	(0.96)	(1.12)	$10.61	17.72%		$6,979,976	0.94%	1.42%	0.95%	58.02%
Year Ended December 31, 2015	$11.81	0.18	(0.52)	(0.34)	(0.15)	(1.29)	(1.44)	$10.03	(2.75%	)	$2,872,948	0.94%	1.55%	0.95%	52.50%

Class II Shares
Year Ended December 31, 2019	$8.09	0.12	1.69	1.81	(0.19)	(1.67)	(1.86)	$8.04	23.85%		$354,802,533	1.06%	1.39%	1.08%	46.78%
Year Ended December 31, 2018	$11.35	0.09	(1.28)	(1.19)	(0.10)	(1.97)	(2.07)	$8.09	(13.15%	)	$322,782,547	1.06%	0.82%	1.08%	57.62%
Year Ended December 31, 2017	$10.65	0.12	1.31	1.43	(0.13)	(0.60)	(0.73)	$11.35	13.84%		$422,678,972	1.05%	1.11%	1.06%	52.09%
Year Ended December 31, 2016	$10.06	0.12	1.57	1.69	(0.14)	(0.96)	(1.10)	$10.65	17.59%		$421,646,285	1.05%	1.19%	1.06%	58.02%
Year Ended December 31, 2015	$11.84	0.15	(0.51)	(0.36)	(0.13)	(1.29)	(1.42)	$10.06	(2.89%	)	$405,754,649	1.04%	1.31%	1.06%	52.50%

Class Y Shares
Period Ended October 31, 2019 (g)	$8.12	0.11	1.36	1.47	(0.06)	(1.67)	(1.73)	$7.86	18.64%		$74,127,464	0.66%	1.20%	0.68%	46.78%
Year Ended December 31, 2018	$11.38	0.10	(1.26)	(1.16)	(0.13)	(1.97)	(2.10)	$8.12	(12.91%	)	$134,880,458	0.80%	0.92%	0.81%	57.62%
Year Ended December 31, 2017	$10.68	0.15	1.30	1.45	(0.15)	(0.60)	(0.75)	$11.38	14.08%		$646,887,925	0.79%	1.37%	0.80%	52.09%
Year Ended December 31, 2016	$10.08	0.15	1.58	1.73	(0.17)	(0.96)	(1.13)	$10.68	17.93%		$668,905,836	0.79%	1.46%	0.80%	58.02%
Year Ended December 31, 2015	$11.86	0.18	(0.51)	(0.33)	(0.16)	(1.29)	(1.45)	$10.08	(2.63%	)	$638,497,493	0.79%	1.58%	0.80%	52.50%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	As of December 31, 2019, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC and other unaffiliated insurance companies.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

21

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value according to fair value methodologies. Information utilized by the

22

Notes to Financial Statements (Continued)

December 31, 2019

FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$6,395,033	$873,044	$—	$7,268,077
Airlines	7,594,713	—	—	7,594,713
Auto Components	4,266,988	—	—	4,266,988
Automobiles	1,780,646	—	—	1,780,646
Banks	20,712,306	—	—	20,712,306
Beverages	2,328,480	—	—	2,328,480
Biotechnology	1,746,186	—	—	1,746,186
Building Products	1,617,653	—	—	1,617,653
Capital Markets	7,827,340	—	—	7,827,340
Chemicals	10,396,429	—	—	10,396,429
Commercial Services & Supplies	4,826,307	—	—	4,826,307
Consumer Finance	6,693,734	—	—	6,693,734
Containers & Packaging	6,111,841	—	—	6,111,841
Distributors	3,404,633	—	—	3,404,633
Diversified Consumer Services	2,990,425	—	—	2,990,425
Diversified Financial Services	1,959,629	—	—	1,959,629
Diversified Telecommunication Services	1,374,490	—	—	1,374,490
Electric Utilities	20,482,470	—	—	20,482,470
Electrical Equipment	6,472,159	616,386	—	7,088,545

23

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Electronic Equipment, Instruments & Components	$1,122,286	$—	$—	$1,122,286
Energy Equipment & Services	3,672,341	—	—	3,672,341
Equity Real Estate Investment Trusts (REITs)	28,019,171	—	—	28,019,171
Food & Staples Retailing	5,645,262	1,191,516	—	6,836,778
Food Products	10,248,343	1,182,360	—	11,430,703
Gas Utilities	6,588,578	—	—	6,588,578
Health Care Equipment & Supplies	11,431,419	767,490	—	12,198,909
Health Care Providers & Services	19,440,116	—	—	19,440,116
Health Care Technology	1,248,364	—	—	1,248,364
Hotels, Restaurants & Leisure	7,636,980	1,022,491	—	8,659,471
Household Durables	923,130	—	—	923,130
Household Products	1,006,041	—	—	1,006,041
Insurance	34,165,464	—	—	34,165,464
Internet & Direct Marketing Retail	6,146,720	—	—	6,146,720
IT Services	2,940,215	—	—	2,940,215
Machinery	7,794,851	1,073,304	—	8,868,155
Media	15,600,489	—	—	15,600,489
Mortgage Real Estate Investment Trusts (REITs)	5,511,497	—	—	5,511,497
Multiline Retail	4,148,238	—	—	4,148,238
Multi-Utilities	7,420,931	—	—	7,420,931
Oil, Gas & Consumable Fuels	15,155,605	—	—	15,155,605
Paper & Forest Products	—	1,141,023	—	1,141,023
Personal Products	583,875	—	—	583,875
Pharmaceuticals	1,291,500	—	—	1,291,500
Road & Rail	1,075,718	—	—	1,075,718
Semiconductors & Semiconductor Equipment	7,598,008	—	—	7,598,008
Software	3,060,056	—	—	3,060,056
Specialty Retail	8,216,993	—	—	8,216,993
Technology Hardware, Storage & Peripherals	2,227,476	—	—	2,227,476
Thrifts & Mortgage Finance	951,516	—	—	951,516
Trading Companies & Distributors	8,436,258	—	—	8,436,258
Wireless Telecommunication Services	747,214	—	—	747,214
Total Common Stocks	$349,036,117	$7,867,614	$—	$356,903,731
Exchange Traded Fund	$3,466,876	$—	$—	$3,466,876
Forward Foreign Currency Contracts	—	1,102	—	1,102
Repurchase Agreements	—	5,820,136	—	5,820,136
Total Assets	$352,502,993	$13,688,852	$—	$366,191,845
Liabilities:
Forward Foreign Currency Contracts	$—	$(83,003)	$—	$(83,003)
Total Liabilities	$—	$(83,003)	$—	$(83,003)
Total	$352,502,993	$13,605,849	$—	$366,108,842

Amounts designated as “—” are zero or have been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2019

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts,” if applicable.

25

Notes to Financial Statements (Continued)

December 31, 2019

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$1,102
Total		$1,102
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(83,003)
Total		$(83,003)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$274,948
Total	$274,948

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(16,949)
Total	$(16,949)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,003,329
Average Settlement Value Sold	$10,787,200

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The

26

Notes to Financial Statements (Continued)

December 31, 2019

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that may be subject to enforceable master netting arrangements or similar agreements as of December 31, 2019:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivative	Derivatives Available for Offset	Collateral Received	Net Amount of Asset Derivative
Bank of America NA	Forward Foreign Currency Contracts	$12	$(12)	$—	$—
Credit Suisse International	Forward Foreign Currency Contracts	978	(978)	—	—
Goldman Sachs International	Forward Foreign Currency Contracts	112	(112)	—	—
Total		$1,102	$(1,102)	$—	$—

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivative	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivative
Bank of America NA	Forward Foreign Currency Contracts	$(4,161)	$12	$—	$(4,149)
Credit Suisse International	Forward Foreign Currency Contracts	(15,181)	978	—	(14,203)
Goldman Sachs International	Forward Foreign Currency Contracts	(27,581)	112	—	(27,469)
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(20,749)	—	—	(20,749)
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	(15,331)	—	—	(15,331)
Total		$(83,003)	$1,102	$—	$(81,901)

Amounts designated as “—” are zero.

27

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $5,820,136, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

28

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

29

Notes to Financial Statements (Continued)

December 31, 2019

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$1,820,136	$—	$1,820,136	$(1,820,136)	$—
BofA Securities, Inc.	500,000	—	500,000	(500,000)	—
Citigroup Global Markets Ltd.	500,000	—	500,000	(500,000)	—
NatWest Markets Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Total	$5,820,136	$—	$5,820,136	$(5,820,136)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

30

Notes to Financial Statements (Continued)

December 31, 2019

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to foreign currency gain/loss, investments in passive foreign investment companies (PFICs), investments in partnerships, and non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$(880)	$880

(h)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

31

Notes to Financial Statements (Continued)

December 31, 2019

authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
American Century Investments Management, Inc.
Thompson, Siegel, Walmsley LLC
Wedge Capital Management, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.73%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $63,897, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.75%, and after contractual fee waivers was 0.74% and after contractual fee waivers and expense reimbursements due to the expense limitation agreement described below was 0.73%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred

32

Notes to Financial Statements (Continued)

December 31, 2019

in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.81% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$—	$29,759	$48,641	$78,400

Amounts designated as “—” are zero or have been rounded to zero

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $203,324 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs

33

Notes to Financial Statements (Continued)

December 31, 2019

related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,974.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.17% and 0.01% for Class I and Class II shares, respectively, for a total amount of $63,961.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program

34

Notes to Financial Statements (Continued)

December 31, 2019

only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $218,853,527 and sales of $406,649,959 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized

35

Notes to Financial Statements (Continued)

December 31, 2019

appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2019, the Fund recaptured $31,139 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$12,072,330	$88,019,874	$100,092,204	$—	$100,092,204

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$26,962,948	$76,484,970	$103,447,918	$—	$103,447,918

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,517,323	$—	$3,517,323	(6,973,194)	$39,494,592	$36,038,721

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$326,620,301	$51,954,910	$(12,466,369)	$39,488,541

36

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, for federal income tax purposes, the Fund has capital loss carryforwards of $6,973,194 available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

37

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Mid Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

38

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

39

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

The Trustees considered that each of NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, and NVIT Multi-Manager Mid Cap Value was shown to pay actual management fees and to have a total expense ratio at a level equal to or lower than their peer group medians and, except in the case of NVIT Multi-Manager Mid Cap Value Fund, to have experienced three-year performance more favorable than its peer group median or within the third quintile of its peer group. In the case of the NVIT Multi-Manager Mid Cap Value Fund, the Trustees

40

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered that, although the Fund’s performance was in the fourth quartile of the Fund’s peer group for the three-year period, it was less than one percentage point below the peer group median, and the Fund’s performance had improved to the second quartile for the one-year period ended the same date. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

As to NVIT Multi-Manager Mid Cap Growth Fund, the Trustees considered that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was at a level lower than its peer group median, although the Fund paid actual management fees at a rate higher than the median of its peers. The Trustees did not consider the actual management fee rate to be so high as to be inconsistent with the continuation of its Advisory Agreement in light of, among other things, the Fund’s total expense ratio and its three-year performance ranking in the first quintile of its peer group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreement.

The Trustees considered that NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund were shown to have total expense ratios at levels within a generally acceptable level above their peer group medians. The Trustees noted that each of these Funds paid actual management fees at rates higher than the median of their peers. However, the Trustees did not consider those rates to be so high as to be inconsistent with the continuation of the Advisory Agreements in light of, among other things, the Funds’ total expense ratios. The Trustees considered that, with respect to each of those Funds other than NVIT Multi-Manager Small

Company Fund, the Adviser had implemented a waiver effective October 1, 2019 to maintain each Fund’s net expense ratio at its current level for a term of 18 months due to the anticipated significant reduction of assets following redemptions from the Funds by a number of Nationwide funds-of-funds. The Trustees also considered hypothetical comparative expense information provided by the Adviser, in consultation with Broadridge and the independent consultant retained by the Board, which took into account this significant reduction of assets. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the expenses of each of these Funds generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund as well as the performance of peer groups of funds over various time periods. The Trustees noted that NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Small Cap Growth Fund had achieved investment performance above the median of the funds in their peer groups for the three-year period ended June 30, 2019. They noted that NVIT Multi-Manager International Growth Fund had experienced performance in the fourth quintile of its peer group, but within one percentage point of the peer group median for the three-year period, and had achieved performance in the first quintile for the one-year period ended the same date. The Trustees considered, with respect to the remaining Fund, NVIT Multi-Manager Small Cap Value Fund, that in November 2019 the Adviser had terminated two of the Fund’s sub-advisers in light of the Fund’s performance and replaced them with two new sub-advisers that the Adviser considered to have the potential to improve

41

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Fund’s performance significantly. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ performance, and the Adviser’s explanation regarding the underperformance of certain Funds, and remedial activities taken in respect of NVIT Multi-Manager Small Cap Fund, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 72.55%.

The Fund designates $88,019,874 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

42

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

43

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

44

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

45

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

46

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

47

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

48

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

49

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

50

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

51

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

52

Annual Report

December 31, 2019

NVIT Multi-Manager Small Cap Growth Fund

AR-MM-SCG 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Multi-Manager Small Cap Growth Fund

For the annual period ended December 31, 2019, the NVIT Multi-Manager Small Cap Growth Fund (Class I) returned 35.71%* versus 28.48% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the return for the Fund’s Morningstar® insurance funds peer category, Small Growth (consisting of 104 funds as of December 31, 2019), was 29.14% for the same period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different Subadviser. The Fund strives to benefit from the Subadviser’ s specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each Subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Invesco Advisers, Inc. and Wellington Management Company LLP.

The following commentary is provided by Invesco Advisers, Inc.

For the one-year period ended December 31, 2019, the Russell 2000® Growth Index surged 28.48%. Markets did surprisingly well, considering that the year was plagued with concerns regarding resolution to a U.S.-China trade deal, the direction of interest rates and monetary policy. In the end, investors were rewarded, and optimism lifted markets higher.

The Fund’s sleeve outperformed during this time, gaining 38.40%, mainly driven by strong stock selection with the Information Technology, Communication Services and Consumer Discretionary sectors. This was partially offset by weaker stock selection within the Health Care sector, being underweight Biotechnology and a small cash position.

The top-performing stocks in the Fund’s sleeve this reporting period included Roku, RingCentral, and Coupa Software.

Roku designs and manufactures consumer electronic products that offer wireless enabled devices that stream audio and video content from the internet to home entertainment systems. Roku continues to report healthy double-digit revenue growth. In addition, it continues to add platforms which will continue its strong growth.

RingCentral operates as a provider of software-as-a-service solutions for business communications. The company offers a multi-year and enterprise-grade communications solution that enables customers and their employees to communicate via voice, text, HD Video and web conferencing. Throughout 2019, RingCentral consistently reported strong earnings results and raised guidance. In the latter part of 2019, the company announced a transformative deal with Avaya.

Coupa Software is a software company that enables businesses to manage their spending in a more centralized, efficient manner. Their software-as-a-service cloud delivery model is above-average to that of legacy players in the space, and they are rapidly growing their market share while also continuing penetration with existing customers.

Top detractors from the Fund sleeve’s performance this reporting period included Green Dot Corporation, Ligand Pharmaceuticals, Inc. and ICU Medical.

Green Dot Corporation is the largest provider of prepaid general-purpose reloadable debit cards in the United States. After reporting strong financial results for most of 2018, Green Dot reported mixed fourth-quarter results. In addition, investors became concerned about the renewal of a key customer contract, and the combination of these two issues caused the stock to underperform in 2019.

Ligand Pharmaceuticals is a biopharma company that operates a lean business model, licensing its intellectual property to numerous partners in return for milestones and royalties. The stock underperformed during the period due to a critical research report that questioned the long-term value of Ligand’s portfolio of future milestone payments. The Fund sleeve has exited this position.

3

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Growth Fund

ICU Medical develops, manufactures and sells disposable medical connection systems for use in intravenous therapy applications. In mid-2019, ICU medical reported lower revenue and earnings and revised guidance lower as a result of industry pricing issues due to greater competition and a voluntary nationwide product recall.

The Fund sleeve did not hold derivatives during the reporting period.

Subadviser:

Invesco Advisers, Inc.

Portfolio Managers:

Ash Shah, CFA, CPA; and Ronald J. Zibelli Jr., CFA

The following commentary is provided by Wellington Management Company LLP

United States (US) equities, as measured by the S&P 500® Index, posted positive results over the trailing 12-month period ending 31 December 2019. During the first quarter of 2019, US equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in US Federal Reserve (Fed) policy and guidance, optimism for a US-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. By the summer of 2019, unresolved US trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to US economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, US equities rose for the third consecutive quarter with the US economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. US-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies has eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. US equities surged in the fourth quarter, as stocks benefitted from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019 by 0.25%. Trade tensions were volatile during the quarter but eased in December after the US and China reached a phase one trade agreement. The US House of Representatives voted to impeach President Trump; however, markets were unaffected given that the Republican-led Senate is unlikely to support his impeachment.

Returns during the period varied by market capitalization. Small-cap and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, respectively, underperformed large-cap stocks, as measured by the S&P 500® Index.

The Wellington-managed sleeve of the portfolio outperformed the Russell 2000 Growth Index during the period, returning 36.15% gross-of-fees compared to the Index’s return of 28.48%. This outperformance was driven by strong security selection. Selection within Consumer Discretionary, Industrials and Health Care drove positive relative performance and was only partially offset by weaker selection within the Communication Services and Real Estate sectors. Sector allocation, a residual of our bottom-up stock selection process, slightly contributed to relative performance, particularly an underweight in Communication Services and an overweight in Information Technology.

Among the top contributors to the Fund sleeve’s relative performance during the period were an overweight to Kodiak Sciences (Health Care) and TopBuild (Consumer Discretionary), as well as an out-of-benchmark position in Insulet (Health Care). Shares of Kodiak Sciences, a U.S.-based biopharmaceutical company, surged toward the end of the period after the company announced that it had commenced an underwritten public offering of common stock. Shares of Insulet, a U.S.-based medical device company, rose during the period. The company reported stronger-than-expected third-quarter 2019 results, beating consensus estimates. Furthermore, Insulet had

4

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Growth Fund

some favourable news on the regulatory front, gaining FDA approval for the use of Novo Nordisk’s Fiasp, a fast-acting insulin. The Fund’s sleeve eliminated the position during the period. Topbuild is a U.S.-based installer and distributor of insulation products. The company’s stock rose during the period due to strong earnings and a raised revenue forecast for the full year.

The top relative detractors from the Fund sleeve’s performance were an overweight to Merit Medical Systems (Health Care), not owning Arrowhead Pharmaceuticals (Health Care), and an out-of-benchmark position in 2U (Information Technology). Merit Medical Systems is a U.S.-based manufacturer of products used in diagnostic and interventional cardiology and radiology procedures. Shares of the company’s stock declined during the period primarily due to disappointing second-quarter 2019 results, missing consensus estimates. The sleeve eliminated its position in the stock during the period. Shares of Arrowhead Pharmaceuticals, a U.S.-based pharmaceuticals company, rose during the period. The company recently announced strong fiscal 2019 operating results and plans to offer four million common shares in a public offering. Because the Fund’s sleeve did not own this stock, the sleeve missed a performance opportunity. 2U is a U.S.-based online educational services company. The company’s stock declined during the period after it sharply widened its full-year adjusted loss expectation. The Fund’s sleeve eliminated its position in the stock.

The Fund’s sleeve utilized exchange-traded funds (ETFs) during the period to equitize cash. The positions did not have a material impact on the sleeve during the period.

The Fund sleeve did not hold derivatives during the reporting period.

Subadviser:

Wellington Management Company LLP

Portfolio Manager:

Mammen Chally, CFA; Douglas McLane, CFA; and David Siegle, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies: 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s Subadviser makes investment decisions independently, and it is possible that the security selection process of one Subadviser will not complement that of another Subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single Subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Multi-Manager Small Cap Growth Fund

Asset Allocation1

Common Stocks	96.7%
Repurchase Agreements	7.2%
Exchange Traded Fund	1.5%
Liabilities in excess of other assets§	(5.4)%
100.0%

Top Industries2

Software	10.7%
Health Care Equipment & Supplies	6.9%
Biotechnology	6.6%
Machinery	5.6%
Life Sciences Tools & Services	4.4%
Semiconductors & Semiconductor Equipment	4.2%
Aerospace & Defense	3.2%
Hotels, Restaurants & Leisure	3.2%
IT Services	3.1%
Food Products	2.8%
Other Industries#	49.3%
100.0%

Top Holdings2

iShares Russell 2000 Growth ETF	1.5%
Repligen Corp.	1.3%
Mercury Systems, Inc.	1.1%
Wingstop, Inc.	1.1%
Freshpet, Inc.	1.1%
Pool Corp.	1.1%
Paylocity Holding Corp.	1.1%
Insulet Corp.	1.0%
Monolithic Power Systems, Inc.	1.0%
Bio-Techne Corp.	1.0%
Other Holdings#	88.7%
100.0%

§	Please refer to the Statement of Assets and Liabilities for additional details.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

6

Fund Performance	NVIT Multi-Manager Small Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	35.71%	11.24%	13.58%
Class II	35.38%	10.97%	13.29%
Russell 2000® Growth Index	28.48%	9.34%	13.01%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.15%	1.07%
Class II	1.40%	1.32%

^

Current effective prospectus dated April 30, 2019 (as revised September 12, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2021. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (cont.)	NVIT Multi-Manager Small Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Cap Growth Fund versus performance of the Russell 2000® Growth Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Multi-Manager Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Growth Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,067.90	5.79	1.11
	Hypothetical	(b)(c)	1,000.00	1,019.61	5.65	1.11
Class II Shares	Actual	(b)	1,000.00	1,066.30	7.08	1.36
	Hypothetical	(b)(c)	1,000.00	1,018.35	6.92	1.36

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2019

NVIT Multi-Manager Small Cap Growth Fund

Common Stocks 96.7%

	Shares	Value

Aerospace & Defense 3.4%
Aerojet Rocketdyne Holdings, Inc.*	28,620	$1,306,789
Axon Enterprise, Inc.* (a)	4,661	341,558
Curtiss-Wright Corp.	3,095	436,055
HEICO Corp.	4,800	547,920
Mercury Systems, Inc.*	20,968	1,449,098

		4,081,420

Auto Components 0.4%
Visteon Corp.*	5,879	509,063

Automobiles 0.4%
Thor Industries, Inc. (a)	5,699	423,379

Banks 2.1%
First Busey Corp.	8,964	246,510
First Hawaiian, Inc.	11,137	321,303
Pinnacle Financial Partners, Inc.	12,370	791,680
Seacoast Banking Corp. of Florida*	9,420	287,969
Sterling Bancorp	18,023	379,925
Triumph Bancorp, Inc.*	8,145	309,673
Western Alliance Bancorp	3,888	221,616

		2,558,676

Biotechnology 7.0%
Abeona Therapeutics, Inc.* (a)	9,230	30,182
ACADIA Pharmaceuticals, Inc.* (a)	4,780	204,488
Acceleron Pharma, Inc.*	5,542	293,837
Agios Pharmaceuticals, Inc.* (a)	6,096	291,084
Aimmune Therapeutics, Inc.* (a)	6,793	227,362
Allakos, Inc.* (a)	2,697	257,186
Amicus Therapeutics, Inc.*	23,541	229,289
Apellis Pharmaceuticals, Inc.* (a)	11,431	350,017
Arena Pharmaceuticals, Inc.*	7,552	343,012
Biohaven Pharmaceutical Holding Co. Ltd.*	4,783	260,387
Blueprint Medicines Corp.*	5,440	435,798
CareDx, Inc.*	14,271	307,825
Constellation Pharmaceuticals, Inc.* (a)	4,538	213,785
Epizyme, Inc.*	4,238	104,255
G1 Therapeutics, Inc.*	5,247	138,678
Global Blood Therapeutics, Inc.*	10,102	803,008
Heron Therapeutics, Inc.* (a)	14,696	345,356
Intercept Pharmaceuticals, Inc.* (a)	2,977	368,910
Iovance Biotherapeutics, Inc.* (a)	11,962	331,108
Karyopharm Therapeutics, Inc.*	5,698	109,231
Kodiak Sciences, Inc.* (a)	5,040	362,628
Ligand Pharmaceuticals, Inc.*	1,765	184,072
Madrigal Pharmaceuticals, Inc.* (a)	1,708	155,616
Mirati Therapeutics, Inc.* (a)	2,222	286,327
Portola Pharmaceuticals, Inc.*	6,760	161,429
Principia Biopharma, Inc.* (a)	6,368	348,839
Radius Health, Inc.*	7,291	146,987
REGENXBIO, Inc.* (a)	3,906	160,029
Rhythm Pharmaceuticals, Inc.*	9,093	208,775
Spectrum Pharmaceuticals, Inc.* (a)	12,049	43,858
Ultragenyx Pharmaceutical, Inc.* (a)	5,949	254,082
Veracyte, Inc.*	13,588	379,377
Y-mAbs Therapeutics, Inc.*	5,688	177,750

		8,514,567

Common Stocks (continued)

	Shares	Value

Building Products 1.7%
Advanced Drainage Systems, Inc.	10,636	$413,102
American Woodmark Corp.*	2,965	309,872
Armstrong World Industries, Inc.	2,841	266,969
Patrick Industries, Inc.	8,003	419,597
Trex Co., Inc.* (a)	7,446	669,247

		2,078,787

Capital Markets 2.5%
Blucora, Inc.*	10,463	273,503
Cohen & Steers, Inc.	5,128	321,833
Evercore, Inc., Class A	4,435	331,561
Hamilton Lane, Inc., Class A	17,055	1,016,478
LPL Financial Holdings, Inc.	11,441	1,055,432

		2,998,807

Chemicals 1.1%
Huntsman Corp.	6,613	159,770
Ingevity Corp.*	4,619	403,608
Innospec, Inc.	1,629	168,504
Livent Corp.*	25,057	214,237
PolyOne Corp.	9,877	363,375

		1,309,494

Commercial Services & Supplies 2.3%
Casella Waste Systems, Inc., Class A*	23,135	1,064,904
Clean Harbors, Inc.*	13,737	1,177,948
MSA Safety, Inc. (a)	3,727	470,943
Viad Corp.	2,074	139,995

		2,853,790

Communications Equipment 0.4%
Lumentum Holdings, Inc.* (a)	5,911	468,742

Construction Materials 0.1%
Summit Materials, Inc., Class A*	6,618	158,170

Consumer Finance 0.5%
OneMain Holdings, Inc.	7,221	304,365
SLM Corp.	39,601	352,845

		657,210

Containers & Packaging 0.8%
Graphic Packaging Holding Co.	54,897	914,035

Distributors 1.3%
Core-Mark Holding Co., Inc.	5,794	157,539
Pool Corp.	6,505	1,381,532

		1,539,071

Diversified Consumer Services 1.7%
Bright Horizons Family Solutions, Inc.*	7,016	1,054,435
Strategic Education, Inc.	6,311	1,002,818

		2,057,253

Diversified Telecommunication Services 0.1%
Bandwidth, Inc., Class A*	800	51,240
ORBCOMM, Inc.* (a)	24,534	103,288

		154,528

10

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electrical Equipment 1.4%
AZZ, Inc.	5,833	$268,026
EnerSys	5,635	421,667
Generac Holdings, Inc.*	10,571	1,063,337

		1,753,030

Electronic Equipment, Instruments & Components 1.3%
CTS Corp.	10,039	301,270
Itron, Inc.*	6,626	556,253
Novanta, Inc.*	5,752	508,707
Rogers Corp.*	2,088	260,436

		1,626,666

Entertainment 1.2%
Roku, Inc.* (a)	6,215	832,188
Zynga, Inc., Class A*	106,765	653,402

		1,485,590

Equity Real Estate Investment Trusts (REITs) 2.6%
Americold Realty Trust	11,314	396,669
Columbia Property Trust, Inc.	12,215	255,416
CoreSite Realty Corp.	5,356	600,515
Corporate Office Properties Trust	9,309	273,498
First Industrial Realty Trust, Inc.	18,104	751,497
Independence Realty Trust, Inc.	11,005	154,950
Pebblebrook Hotel Trust	9,821	263,301
PS Business Parks, Inc.	2,533	417,616

		3,113,462

Food & Staples Retailing 0.9%
Casey’s General Stores, Inc.	1,127	179,182
Grocery Outlet Holding Corp.*	9,489	307,918
Performance Food Group Co.*	12,771	657,451

		1,144,551

Food Products 3.0%
B&G Foods, Inc. (a)	9,058	162,410
Freshpet, Inc.*	23,466	1,386,606
Hostess Brands, Inc.*	28,672	416,891
Post Holdings, Inc.*	1,703	185,797
Sanderson Farms, Inc.	3,279	577,826
Simply Good Foods Co. (The)*	32,782	935,598

		3,665,128

Health Care Equipment & Supplies 7.3%
AtriCure, Inc.*	9,960	323,800
Cardiovascular Systems, Inc.*	6,789	329,878
CryoPort, Inc.* (a)	15,027	247,344
Globus Medical, Inc., Class A*	9,974	587,269
Haemonetics Corp.*	9,606	1,103,729
ICU Medical, Inc.*	628	117,511
Insulet Corp.*	7,848	1,343,578
Integer Holdings Corp.*	5,399	434,242
Integra LifeSciences Holdings Corp.*	6,680	389,310
iRhythm Technologies, Inc.* (a)	10,170	692,475
Masimo Corp.*	7,437	1,175,492
Novocure Ltd.*	6,601	556,266
NuVasive, Inc.*	3,074	237,743
OraSure Technologies, Inc.* (a)	14,988	120,354
Penumbra, Inc.* (a)	2,718	446,486

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
Tandem Diabetes Care, Inc.* (a)	13,485	$803,841

		8,909,318

Health Care Providers & Services 2.6%
Addus HomeCare Corp.*	8,565	832,689
Amedisys, Inc.* (a)	3,672	612,930
HealthEquity, Inc.* (a)	6,466	478,937
LHC Group, Inc.* (a)	3,238	446,067
Providence Service Corp. (The)*	2,965	175,469
R1 RCM, Inc.*	32,972	427,976
US Physical Therapy, Inc.	1,685	192,680

		3,166,748

Health Care Technology 2.9%
HMS Holdings Corp.*	15,149	448,410
Inspire Medical Systems, Inc.* (a)	8,802	653,196
Omnicell, Inc.*	15,048	1,229,723
Phreesia, Inc.*	6,200	165,168
Teladoc Health, Inc.* (a)	12,057	1,009,412

		3,505,909

Hotels, Restaurants & Leisure 3.3%
Choice Hotels International, Inc. (a)	6,466	668,778
Churchill Downs, Inc. (a)	2,656	364,403
Dunkin’ Brands Group, Inc.	3,858	291,433
Marriott Vacations Worldwide Corp.	3,676	473,322
Planet Fitness, Inc., Class A*	11,421	852,920
Wingstop, Inc. (a)	16,480	1,421,071

		4,071,927

Household Durables 0.7%
TopBuild Corp.*	8,686	895,353

Insurance 2.1%
eHealth, Inc.* (a)	5,237	503,171
James River Group Holdings Ltd.	9,896	407,814
Kemper Corp.	7,266	563,115
Kinsale Capital Group, Inc. (a)	4,223	429,310
Primerica, Inc.	4,869	635,697

		2,539,107

Interactive Media & Services 0.2%
Cargurus, Inc.*	6,276	220,790

IT Services 3.3%
CACI International, Inc., Class A*	1,694	423,483
Euronet Worldwide, Inc.*	3,932	619,526
KBR, Inc.	10,602	323,361
LiveRamp Holdings, Inc.*	5,674	272,749
ManTech International Corp., Class A	10,486	837,622
MongoDB, Inc.* (a)	6,459	850,069
Science Applications International Corp.	8,187	712,433

		4,039,243

Leisure Products 0.6%
American Outdoor Brands Corp.*	28,786	267,134
YETI Holdings, Inc.* (a)	11,654	405,326

		672,460

11

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Life Sciences Tools & Services 4.6%
10X Genomics, Inc., Class A*	2,179	$166,149
Adaptive Biotechnologies Corp.* (a)	2,228	66,662
Bio-Techne Corp.	6,064	1,331,108
Medpace Holdings, Inc.*	7,072	594,472
NanoString Technologies, Inc.*	7,665	213,240
NeoGenomics, Inc.* (a)	12,875	376,594
PRA Health Sciences, Inc.*	7,592	843,851
Repligen Corp.*	18,618	1,722,165
Syneos Health, Inc.*	5,808	345,431

		5,659,672

Machinery 5.9%
Altra Industrial Motion Corp.	11,188	405,118
Chart Industries, Inc.* (a)	9,576	646,284
Federal Signal Corp.	14,232	458,982
ITT, Inc.	16,383	1,210,868
John Bean Technologies Corp. (a)	8,731	983,635
Kornit Digital Ltd.*	18,696	639,964
RBC Bearings, Inc.*	5,648	894,304
Rexnord Corp.*	11,989	391,081
SPX Corp.*	12,775	649,992
SPX FLOW, Inc.*	6,260	305,926
Woodward, Inc.	5,512	652,841

		7,238,995

Media 1.1%
Cable One, Inc.	701	1,043,417
Cardlytics, Inc.*	4,595	288,842

		1,332,259

Multiline Retail 0.5%
Nordstrom, Inc.	6,740	275,868
Ollie’s Bargain Outlet Holdings, Inc.* (a)	4,438	289,846

		565,714

Oil, Gas & Consumable Fuels 0.6%
Kosmos Energy Ltd. (a)	35,356	201,529
Matador Resources Co.* (a)	19,804	355,878
PDC Energy, Inc.*	5,624	147,180

		704,587

Paper & Forest Products 0.5%
Boise Cascade Co.	8,714	318,322
Louisiana-Pacific Corp.	9,121	270,620

		588,942

Personal Products 0.2%
BellRing Brands, Inc., Class A*	9,399	200,105

Pharmaceuticals 1.3%
Aerie Pharmaceuticals, Inc.* (a)	5,827	140,839
Catalent, Inc.*	4,613	259,712
Intersect ENT, Inc.* (a)	7,461	185,779
MyoKardia, Inc.* (a)	6,083	443,359
Reata Pharmaceuticals, Inc., Class A*	1,438	293,970
Revance Therapeutics, Inc.* (a)	10,647	172,801
Theravance Biopharma, Inc.* (a)	5,257	136,104

		1,632,564

Common Stocks (continued)

	Shares	Value

Professional Services 1.5%
ASGN, Inc.*	9,000	$638,730
Exponent, Inc.	7,434	513,020
Huron Consulting Group, Inc.*	3,716	255,364
Insperity, Inc.	4,517	388,643

		1,795,757

Road & Rail 0.4%
Marten Transport Ltd.	9,808	210,774
Saia, Inc.*	3,176	295,749

		506,523

Semiconductors & Semiconductor Equipment 4.4%
Cohu, Inc.	18,217	416,258
Entegris, Inc.	19,534	978,458
FormFactor, Inc.*	20,948	544,020
Lattice Semiconductor Corp.*	40,800	780,912
MKS Instruments, Inc.	6,780	745,868
Monolithic Power Systems, Inc.	7,509	1,336,752
Onto Innovation, Inc.*	4,300	157,122
Silicon Laboratories, Inc.*	3,798	440,492

		5,399,882

Software 11.2%
8x8, Inc.* (a)	11,916	218,063
Alteryx, Inc., Class A* (a)	7,116	712,098
Anaplan, Inc.*	15,055	788,882
Avalara, Inc.*	6,871	503,301
Bill.Com Holdings, Inc.*	612	23,287
Blackbaud, Inc.	6,235	496,306
Coupa Software, Inc.* (a)	8,655	1,265,794
Everbridge, Inc.* (a)	4,781	373,300
Five9, Inc.* (a)	10,544	691,476
ForeScout Technologies, Inc.*	7,106	233,077
Globant SA*	3,789	401,823
HubSpot, Inc.*	3,947	625,599
Instructure, Inc.*	3,787	182,571
Paylocity Holding Corp.*	11,417	1,379,402
Pegasystems, Inc. (a)	4,178	332,778
PROS Holdings, Inc.*	5,050	302,596
Q2 Holdings, Inc.*	13,787	1,117,850
Rapid7, Inc.* (a)	17,018	953,348
RingCentral, Inc., Class A* (a)	7,591	1,280,374
SailPoint Technologies Holding, Inc.*	8,735	206,146
SVMK, Inc.*	17,471	312,207
Trade Desk, Inc. (The), Class A* (a)	5,075	1,318,383

		13,718,661

Specialty Retail 2.6%
American Eagle Outfitters, Inc. (a)	22,989	337,938
Boot Barn Holdings, Inc.* (a)	26,109	1,162,634
Caleres, Inc.	17,972	426,835
Floor & Decor Holdings, Inc., Class A* (a)	7,183	364,968
Foot Locker, Inc.	7,525	293,400
Lithia Motors, Inc., Class A	1,541	226,527
Sonic Automotive, Inc., Class A	4,744	147,064
Urban Outfitters, Inc.* (a)	9,000	249,930

		3,209,296

12

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals 0.2%
Pure Storage, Inc., Class A*	13,052	$223,320

Textiles, Apparel & Luxury Goods 1.7%
Carter’s, Inc. (a)	3,341	365,305
Oxford Industries, Inc. (a)	5,863	442,188
Steven Madden Ltd.	15,741	677,020
Wolverine World Wide, Inc. (a)	17,906	604,148

		2,088,661

Thrifts & Mortgage Finance 0.4%
MGIC Investment Corp.	34,562	489,744

Trading Companies & Distributors 0.4%
Applied Industrial Technologies, Inc.	7,949	530,119

Total Common Stocks (cost $89,532,816)		117,971,075

Exchange Traded Fund 1.5%
Equity Fund 1.5%
iShares Russell 2000 Growth ETF (a)	8,874	1,900,988

Total Exchange Traded Fund (cost $1,846,367)		1,900,988

Repurchase Agreements 7.2%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $2,804,401, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $2,860,240. (b)(c)	$2,804,156	2,804,156
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $1,001,146, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $1,020,000. (b)(c)	1,000,000	1,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $5,001,537, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $5,100,446. (b)(c)	$5,000,000	$5,000,000

Total Repurchase Agreements (cost $8,804,156)		8,804,156

Total Investments (cost $100,183,339) — 105.4%		128,676,219

Liabilities in excess of other assets — (5.4)%		(6,630,557)

NET ASSETS — 100.0%		$122,045,662

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $23,688,641, which was collateralized by cash used to purchase repurchase agreements with a total value of $8,804,156 and by $15,669,280 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/7/2020 - 2/15/2049, a total value of $24,473,436.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $8,804,156.

(c)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2019

NVIT Multi-Manager Small Cap Growth Fund
Assets:
Investment securities, at value* (cost $91,379,183)	$119,872,063
Repurchase agreement, at value (cost $8,804,156)	8,804,156
Cash	3,943,269
Interest and dividends receivable	59,357
Security lending income receivable	3,617
Receivable for capital shares issued	91,660
Prepaid expenses	334

Total Assets	132,774,456

Liabilities:
Payable for investments purchased	1,546,074
Payable for capital shares redeemed	215,512
Payable upon return of securities loaned (Note 2)	8,804,156
Accrued expenses and other payables:
Investment advisory fees	76,330
Fund administration fees	24,610
Distribution fees	9,553
Administrative servicing fees	17,791
Accounting and transfer agent fees	316
Trustee fees	140
Custodian fees	4,484
Compliance program costs (Note 3)	128
Professional fees	25,851
Printing fees	238
Other	3,611

Total Liabilities	10,728,794

Net Assets	$122,045,662

Represented by:
Capital	$78,666,985
Total distributable earnings (loss)	43,378,677

Net Assets	$122,045,662

Net Assets:
Class I Shares	$76,434,127
Class II Shares	45,611,535

Total	$122,045,662

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,782,493
Class II Shares	3,184,268

Total	7,966,761

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.98
Class II Shares	$14.32

*	Includes value of securities on loan of $23,688,641 (Note 2).

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2019

NVIT Multi-Manager Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$909,672
Income from securities lending (Note 2)	110,751
Interest income	79,629

Total Income	1,100,052

EXPENSES:
Investment advisory fees	1,590,045
Fund administration fees	129,424
Distribution fees Class II Shares	100,452
Administrative servicing fees Class I Shares	103,875
Administrative servicing fees Class II Shares	60,271
Professional fees	49,411
Printing fees	19,693
Trustee fees	6,732
Custodian fees	9,364
Accounting and transfer agent fees	856
Compliance program costs (Note 3)	758
Other	4,311

Total expenses before fees waived	2,075,192

Investment advisory fees waived (Note 3)	(26,225)

Net Expenses	2,048,967

NET INVESTMENT LOSS	(948,915)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	16,274,761
Net change in unrealized appreciation/depreciation in the value of investment securities	37,996,227

Net realized/unrealized gains	54,270,988

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$53,322,073

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment loss	$(948,915)	$(1,446,848)
Net realized gains	16,274,761	57,672,357
Net change in unrealized appreciation/depreciation	37,996,227	(64,873,402)

Change in net assets resulting from operations	53,322,073	(8,647,893)

Distributions to Shareholders From:
Distributable earnings:
Class I	(18,472,429)	(8,369,466)
Class II	(12,009,459)	(4,674,856)
Class Y	(25,740,631)	(11,558,692)

Change in net assets from shareholder distributions	(56,222,519)	(24,603,014)

Change in net assets from capital transactions	(54,490,436)	(104,044,293)

Change in net assets	(57,390,882)	(137,295,200)

Net Assets:
Beginning of year	179,436,544	316,731,744

End of year	$122,045,662	$179,436,544

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$17,111,788	$18,143,649
Dividends reinvested	18,472,429	8,369,466
Cost of shares redeemed	(20,432,266)	(23,913,471)

Total Class I Shares	15,151,951	2,599,644

Class II Shares
Proceeds from shares issued	11,348,758	13,021,006
Dividends reinvested	12,009,459	4,674,856
Cost of shares redeemed	(10,705,356)	(12,322,738)

Total Class II Shares	12,652,861	5,373,124

Class Y Shares
Proceeds from shares issued	2,845,517	1,047,983
Dividends reinvested	25,740,631	11,558,692
Cost of shares redeemed	(110,881,396)	(124,623,736)

Total Class Y Shares	(82,295,248)	(112,017,061)

Change in net assets from capital transactions	$(54,490,436)	$(104,044,293)

SHARE TRANSACTIONS:
Class I Shares
Issued	957,835	893,656
Reinvested	1,245,612	406,680
Redeemed	(1,142,007)	(1,229,196)

Total Class I Shares	1,061,440	71,140

Class II Shares
Issued	708,674	695,771
Reinvested	902,967	245,271
Redeemed	(685,561)	(707,435)

Total Class II Shares	926,080	233,607

16

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Growth Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS: (continued)
Class Y Shares
Issued	176,181	52,093
Reinvested	1,669,302	546,510
Redeemed	(7,133,768)	(5,911,782)

Total Class Y Shares	(5,288,285)	(5,313,179)

Total change in shares	(3,300,765)	(5,008,432)

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$15.95	(0.09)	5.38	5.29	(5.26)	(5.26)	$15.98	35.71%		$76,434,127	1.10%	(0.50%	)	1.12%	65.88%
Year Ended December 31, 2018	$19.31	(0.12)	(0.88)	(1.00)	(2.36)	(2.36)	$15.95	(7.94%	)	$59,353,624	1.07%	(0.61%	)	1.07%	71.16%
Year Ended December 31, 2017	$15.58	(0.09)	3.96	3.87	(0.14)	(0.14)	$19.31	24.92%		$70,486,445	1.06%	(0.49%	)	1.06%	79.84%
Year Ended December 31, 2016	$18.36	(0.09)	1.45	1.36	(4.14)	(4.14)	$15.58	8.30%		$54,945,124	1.11%	(0.51%	)	1.11%	72.15%
Year Ended December 31, 2015	$20.98	(0.08)	0.31	0.23	(2.85)	(2.85)	$18.36	0.76%		$56,614,269	1.09%	(0.40%	)	1.12%	69.99%

Class II Shares
Year Ended December 31, 2019	$14.76	(0.12)	4.94	4.82	(5.26)	(5.26)	$14.32	35.38%		$45,611,535	1.35%	(0.75%	)	1.37%	65.88%
Year Ended December 31, 2018	$18.07	(0.16)	(0.79)	(0.95)	(2.36)	(2.36)	$14.76	(8.22%	)	$33,338,170	1.32%	(0.86%	)	1.32%	71.16%
Year Ended December 31, 2017	$14.62	(0.12)	3.71	3.59	(0.14)	(0.14)	$18.07	24.65%		$36,574,872	1.31%	(0.74%	)	1.31%	79.84%
Year Ended December 31, 2016	$17.51	(0.12)	1.37	1.25	(4.14)	(4.14)	$14.62	8.06%		$30,447,030	1.36%	(0.76%	)	1.36%	72.15%
Year Ended December 31, 2015	$20.18	(0.13)	0.31	0.18	(2.85)	(2.85)	$17.51	0.53%		$31,340,169	1.34%	(0.67%	)	1.38%	69.99%

Class Y Shares
Period Ended October 15, 2019 (g)	$16.40	(0.06)	4.07	4.01	(5.26)	(5.26)	$15.15	23.88%		$95,886,768	0.74%	(0.29%	)	0.74%	65.88%
Year Ended December 31, 2018	$19.78	(0.09)	(0.93)	(1.02)	(2.36)	(2.36)	$16.40	(7.85%	)	$86,744,750	0.92%	(0.46%	)	0.92%	71.16%
Year Ended December 31, 2017	$15.93	(0.06)	4.05	3.99	(0.14)	(0.14)	$19.78	25.13%		$209,670,427	0.90%	(0.32%	)	0.90%	79.84%
Year Ended December 31, 2016	$18.66	(0.06)	1.47	1.41	(4.14)	(4.14)	$15.93	8.45%		$78,392,131	0.96%	(0.36%	)	0.96%	72.15%
Year Ended December 31, 2015	$21.24	(0.04)	0.31	0.27	(2.85)	(2.85)	$18.66	0.95%		$76,353,387	0.94%	(0.19%	)	0.99%	69.99%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	As of December 31, 2019, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain fair value may include, among others, the following: (i) a multiple of earnings;

20

Notes to Financial Statements (Continued)

December 31, 2019

(ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$117,971,075	$—	$—	$117,971,075
Exchange Traded Fund	1,900,988	—	—	1,900,988
Repurchase Agreements	—	8,804,156	—	8,804,156
Total	$119,872,063	$8,804,156	$—	$128,676,219

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes

21

Notes to Financial Statements (Continued)

December 31, 2019

any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $8,804,156, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other

22

Notes to Financial Statements (Continued)

December 31, 2019

disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$2,804,156	$—	$2,804,156	$(2,804,156)	$—
BofA Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
NatWest Markets Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$8,804,156	$—	$8,804,156	$(8,804,156)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

23

Notes to Financial Statements (Continued)

December 31, 2019

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in real estate investment trusts, net operating losses, net operating loss netting to short-term gains, non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest- only securities, or interest expense deferred, as applicable. These reclassifications have no effect

24

Notes to Financial Statements (Continued)

December 31, 2019

upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$(72,156)	$72,156

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Invesco Advisers, Inc.(a)
Wellington Management Company, LLP
(a)	Effective May 28, 2019, Invesco Advisers, Inc. (“Invesco”) replaced Oppenheimer Funds, Inc. (“Oppenheimer”) as subadviser of the Fund due to the completion of Oppenheimer acquisition by Invesco.

25

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.84%
$200 million and more	0.79%

Effective October 1, 2019, the Trust and NFA have entered into a written contract waiving 0.08% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $26,225, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.84%, and after contractual fee waivers was 0.82%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.08% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

26

Notes to Financial Statements (Continued)

December 31, 2019

assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $129,424 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $758.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $164,146.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required

27

Notes to Financial Statements (Continued)

December 31, 2019

under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $121,150,401 and sales of $230,472,362 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In

28

Notes to Financial Statements (Continued)

December 31, 2019

addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2019, the Fund recaptured $1,121 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,416,826	$45,805,693	$56,222,519	$—	$56,222,519

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,276,039	$21,326,975	$24,603,014	$—	$24,603,014

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

29

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$16,232,092	$16,232,092	$—	$27,146,585	$43,378,677

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$101,529,634	$29,322,636	$(2,176,051)	$27,146,585

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Small Cap Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

31

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

32

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees metto give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

The Trustees considered that each of NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, and NVIT Multi-Manager Mid Cap Value was shown to pay actual management fees and to have a total expense ratio at a level equal to or lower than their peer group medians and, except in the case of NVIT Multi-Manager Mid Cap Value Fund, to have experienced three-year performance more favorable than its peer group median or within the third quintile of its peer group. In the case of the NVIT Multi-Manager Mid Cap Value Fund, the Trustees

33

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered that, although the Fund’s performance was in the fourth quartile of the Fund’s peer group for the three-year period, it was less than one percentage point below the peer group median, and the Fund’s performance had improved to the second quartile for the one-year period ended the same date. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

As to NVIT Multi-Manager Mid Cap Growth Fund, the Trustees considered that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was at a level lower than its peer group median, although the Fund paid actual management fees at a rate higher than the median of its peers. The Trustees did not consider the actual management fee rate to be so high as to be inconsistent with the continuation of its Advisory Agreement in light of, among other things, the Fund’s total expense ratio and its three-year performance ranking in the first quintile of its peer group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreement.

The Trustees considered that NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund were shown to have total expense ratios at levels within a generally acceptable level above their peer group medians. The Trustees noted that each of these Funds paid actual management fees at rates higher than the median of their peers. However, the Trustees did not consider those rates to be so high as to be inconsistent with the continuation of the Advisory Agreements in light of, among other things, the Funds’ total expense ratios. The Trustees considered that, with respect to each of those Funds other than NVIT Multi-Manager Small

Company Fund, the Adviser had implemented a waiver effective October 1, 2019 to maintain each Fund’s net expense ratio at its current level for a term of 18 months due to the anticipated significant reduction of assets following redemptions from the Funds by a number of Nationwide funds-of-funds. The Trustees also considered hypothetical comparative expense information provided by the Adviser, in consultation with Broadridge and the independent consultant retained by the Board, which took into account this significant reduction of assets. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the expenses of each of these Funds generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund as well as the performance of peer groups of funds over various time periods. The Trustees noted that NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Small Cap Growth Fund had achieved investment performance above the median of the funds in their peer groups for the three-year period ended June 30, 2019. They noted that NVIT Multi-Manager International Growth Fund had experienced performance in the fourth quintile of its peer group, but within one percentage point of the peer group median for the three-year period, and had achieved performance in the first quintile for the one-year period ended the same date. The Trustees considered, with respect to the remaining Fund, NVIT Multi-Manager Small Cap Value Fund, that in November 2019 the Adviser had terminated two of the Fund’s sub-advisers in light of the Fund’s performance and replaced them with two new sub-advisers that the Adviser considered to have the potential to improve

34

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Fund’s performance significantly. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ performance, and the Adviser’s explanation regarding the underperformance of certain Funds, and remedial activities taken in respect of NVIT Multi-Manager Small Cap Fund, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 7.49%.

The Fund designates $45,805,693, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

35

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

36

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

37

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

38

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

39

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

40

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

41

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

43

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

44

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

45

Annual Report

December 31, 2019

NVIT Multi-Manager Small Cap Value Fund

AR-MM-SCV 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Multi-Manager Small Cap Value Fund

For the annual period ended December 31, 2019, the NVIT Multi-Manager Small Cap Value Fund (Class I) returned 19.00%* versus 22.39% for its benchmark, the Russell 2000® Value Index. For broader comparison, the return for the Fund’s Morningstar® insurance funds peer category, Small Value (consisting of 59 funds as of December 31, 2019), was 20.42% for the same period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

On November 1, 2019, Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC replaced Epoch Investment Partners and J.P. Morgan Investment Management Inc. as subadvisers to the Fund. Epoch and J.P. Morgan Investment Management Inc. have provided commentary for the period from January 1, 2019, through October 31, 2019. Commentary from Nationwide Fund Advisors (for the Jacobs Levy Equity management, Inc. and WCM Investment Management, LLC portions of the Fund) covers the period from November 1, 2019, through December 31, 2019.

The following commentary is provided by Epoch Investment Partners, Inc.

For the 10-month period ended October 31, 2019, the Fund’s sleeve returned 16.9%, as compared to 15.5% for the Russell 2000® Value Index.

U.S. equities provided exceptionally strong gains in 2019, rebounding from the deep sell-off in the fourth quarter of 2018 as risk assets rallied broadly. That was not the prevailing view as the year began, however, when investors were gripped by fears of a global recession. The turnaround gathered pace as it became increasingly clear that although the economy was slowing, it would not slip into recession. Indeed, the U.S. economy continued to expand over the course of 2019, albeit at a moderate pace. Robust consumer spending, supported by a strong labor market, offset weakness in business spending. More accommodative monetary policy also provided a lift. The Federal Reserve made a remarkable U-turn as it halted its series of interest rate hikes and instead lowered interest rates three times. Additionally, markets were sensitive to any news on trade, and on that front the positives outweighed the negatives. Negotiations between the United States and China collapsed early in the year but regained momentum in the fourth quarter with both parties focused on a “phase one” deal.

Once the fear of an economic slowdown had subsided, though, exuberance quickly returned to the U.S. small- and mid-capitalization equity market. Significantly, capital flowed to the riskiest ideas, companies with attractive growth prospects but little if any current profits. As a result, both growth and low quality were two of the leading drivers of the small-cap equity market for the year. Those with a long-term investment focus on strong fundamentals, including competitive advantage and positive cash flow, had a more difficult challenge to keep up.

In terms of economic sectors, Information Technology shares had the best returns. Energy stocks had the weakest results amid concerns of oversupply and slowing demand. The Health Care sector also lagged amid calls of “Medicare for all” by Democratic U.S. presidential candidates.

For the period, the Fund’s sleeve outperformed the benchmark. Security selection was positive, especially in the Health Care and Industrials sectors. Seven of 11 market sectors posted a double-digit return for the period. Against this backdrop, the sleeve’s less-than-benchmark weight in Energy, down 26.5%, and greater-than-index weight in Information Technology, up 22.4%, also made a positive contribution.

A top contributor to the Fund sleeve’s results included Universal Display, as its shares rose

3

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Value Fund

sharply after the company reported revenue and profit growth that exceeded consensus expectations. The company’s organic light-emitting diode technology (OLED) has found its way into many smartphone and smartwatch models over the past couple of years. OLED is quickly replacing LED displays in other areas, too, such as in the TV market. The technology is more than just improving upon existing displays, though. Because OLED displays can be made with flexible materials rather than rigid glass, many consumer electronics companies are designing new devices that are foldable and/or bendable.

In Consumer Discretionary, LGI Homes announced record-breaking home closings of 2,515 units during the fourth quarter of 2019 compared to 1,852 home closings in the fourth quarter of 2018, a 35.8% increase year-over-year. The company had 7,690 home closings in 2019, surpassing its previous annual record of 6,512 home closings in 2018 by 18.1%. The company is extremely well positioned from a macroeconomic and demographic perspective, given its focus on entry-level homebuilding in markets with strong population growth. We believe that new home affordability remains very attractive by historical standards and that the company should continue to post strong revenue and profit growth.

In Health Care, the average return for the Fund sleeve’s holdings equalled 19.1% as compared to only 1.9% for the benchmark. For the most part, the sleeve was invested in health care equipment and service providers such as Charles River Laboratories, Bruker Corp, and Bio-Rad Labs, all of which are experiencing strong demand for their products and services.

The Fund sleeve’s diverse holdings in different Industrials companies generated an average return of 35.5% as compared to 20.0% for the benchmark. For example, after serving as a bottom contributor early this year, shares of XPO Logistics surged after the company reported third-quarter 2019 profits that came in ahead of expectations. The company also increased its guidance for full-year operating profit and cash flow. The third quarter marked continued progress for XPO as the company works to repair the credibility it lost at the end of 2018 and early 2019. The North American less-than-truckload business was strong, and the company’s new business pipeline growth is accelerating.

A bottom contributor to the Fund sleeve’s results included Stamps.com, whose shares declined earlier this year after the company announced its intent to end its exclusive partnership with the U.S. Postal Service. The company cited a strategic initiative to seek contractual arrangements with Amazon, FedEx, UPS and DHL. After the announcement, the U.S. Postal Service signalled its desire to renegotiate contracts with over 125 e-commerce customers of Stamps.com, putting additional pressure on the company’s financial results. Subsequently, in the third quarter of 2019 the company noted a positive shift in the U.S. Postal Services negotiating position with its resale partners. As a result, Stamps.com revised its 2019 outlook for the better, calling for an increase in revenue and earnings above current expectations. While the shift in strategy will depress revenue growth in the short run, in our view the company’s results should benefit longer term from open arrangements with more competitive partners.

In energy, Core Laboratories shares declined after the company lowered its guidance for fourth-quarter 2019 revenue and earnings. The company cited weakness in oil field production, with U.S. well completions down 10%, as a reason for the reduction. Core Labs is an oil-services company that helps oil and gas companies better understand how to improve production levels and economics with core and reservoir analysis. The company operates in more than 50 countries and has more than 5,000 employees. Core Labs generates a high level of cash flow over a full industry cycle, ensuring steady dividend growth and share repurchases. In addition, the firm’s returns on invested capital are some of the highest in the industry. The company should be able to increase its market share in conjunction with the recovery in the energy sector, thus leveraging its fixed-cost base and driving margin expansion.

4

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Value Fund

The Fund’s sleeve did not hold derivatives during the period.

Subadviser:

Epoch Investment Partners, Inc.

Portfolio Managers:

Justin Howell, CFA; David N. Pearl; Michael A. Welhoelter, CFA

The following commentary is provided by J.P. Morgan Investment Management Inc.

The S&P 500® Index (S&P 500) had very strong returns in 2019, up 31.49%. Large-cap stocks (represented by the S&P 500) outperformed small-cap stocks (measured by the Russell 2000® Index), with returns of 31.49% versus 25.52%, respectively. Growth also outperformed value, with the Russell 3000® Growth Index rising 35.85% compared to the 26.26% increase of the Russell 3000® Value Index.

After a sharp sell-off in the fourth quarter of 2018, the market bounced back in in the first quarter of 2019, given strong corporate profits, particularly among cyclical sectors. Despite market gains, the U.S. Treasury 3-month and 10-year yield curve experienced a formal inversion at the end of the quarter, leading to investor concern since yield curve inversions often have historically predated recessions. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a still generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the Federal Reserve’s (Fed) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. manufacturing purchasing managers index numbers, led to an increasingly risk-off sentiment. But despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value. From there, the S&P 500 posted solid gains throughout the fourth quarter of 2019, largely driven by the strength of the consumer. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One” trade deal, easing concern surrounding the most extreme trade war scenarios. The Fed also cut the federal funds rate by 25 basis points in the fourth quarter of 2019, helping the U.S. stock market move higher with more accommodative policies.

The Fund’s sleeve returned 14.49% for the period from January 1, 2019, to October 31, 2019, underperforming its benchmark, the Russell 2000® Value Index, which returned 15.55%.

From a traditional attribution perspective, stock selection in the REITs, Consumer Cyclical, and Pharmaceutical sectors hurt Fund sleeve performance. On a stock-specific basis, overweight positions in LSC Communications (LSC), GEO Group (GEO), and Nine Energy Services (NINE) were the top detractors relative to the benchmark. Within the Media sector, LSC detracted from the Fund sleeve’s results. Despite beating consensus estimates for its second-quarter 2018 earnings report, LSC declined after it lowered its 2018 sales guidance as a result of closing a retail property and selling its European operations. Within the REITs sector, GEO held back results. Amid public uproar over immigrant detention policies of the Trump administration, numerous firms have announced they will no longer be providing future financing to companies that manage private prisons and immigration holding centers, which weighed on shares. Sell-side analysts have also stopped covering these names, which includes GEO. Lastly, with average West Texas intermediate (WTI) crude oil prices falling almost 20% during the quarter, shares of NINE, an on-site oil services company within the Energy sector, came under pressure. The highly commodity-sensitive nature of its business had a significant impact on top-line results.

Alternatively, stock selection in the Finance, Software & Services and Energy sectors helped returns. Overweight allocations to Global Brass & Copper (BRSS), KBR (KBR), and Vectrus (VEC) were the top individual contributors. Within the basic materials sector, BRSS rallied after the

5

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Value Fund

company agreed to be acquired by Wieland-Werke AG for $44 per share in cash, representing a 27% premium at time of announcement. KBR, an engineering and construction company within the Industrial Cyclical sector, rose after the company posted strong first-quarter 2019 earnings. Positive results were driven by the company’s technology segment and government-facing business. The company also won several business contracts in the quarter, including a large performance task order to provide U.S. Army Logistics Civil Augmentation Program support services in Afghanistan. Within the Software & Services sector, shares of Vectrus rose after the company announced four Indefinite Delivery, Indefinite Quantity task orders to be filled for the U.S. military. This news fared well with investors as the ceiling price for the order was $82 billion.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

J.P. Morgan Investment Management Inc.

Portfolio Managers:

Phillip Hart, CFA and Dennis S. Ruhl, CFA

The following commentary is provided by Nationwide Fund Advisors

The following are the top three contributors to and top three detractors from performance for the Fund sleeve managed by Jacobs Levy Equity Management, Inc. for the period from November 1, 2019 through December 31, 2019.

Top Three Contributors:

•	Real Estate: The sector registered -0.41% within the benchmark. However, the Fund sleeve’s stock selection and an underweight to the sector contributed 0.60% to relative return.

•	Communication Services: The sector registered 0.29% within the benchmark. The Fund sleeve’s stock selection and an overweight to the sector contributed 0.50% to relative return.

•	Information Technology: The sector registered 12.59% within the benchmark. The Fund sleeve’s stock selection and an overweight in the sector contributed 0.36% to relative return.

Top Three Detractors:

•	Energy: The sector registered 13.88% within the benchmark. The Fund sleeve’s stock selection detracted from relative return. Overall, Stock selection detracted .68% from relative return.

•

Consumer Discretionary: The Fund sleeve’s stock selection detracted from relative return. Overall, the sector registered 5.39% within the benchmark. Stock selection detracted .42% from relative return.

•

Materials: The Fund sleeve’s stock selection and sector allocation detracted from relative return. Overall, the sector registered 10.06% within the benchmark. Stock selection and an overweight to the sector detracted .40% from relative return.

Subadviser:

Jacobs Levy Equity Management Inc.

Portfolio Managers:

Bruce I. Jacobs, Ph.D. and Kenneth N. Levy, CFA

The following commentary is provided by Nationwide Fund Advisors

The following are the top three contributors to and top three detractors from performance for the Fund sleeve managed by WCM Investment Management for the period from November 1, 2019, through December 31, 2019.

Top Three Contributors:

•	Real Estate: The sector registered -0.41% within the benchmark. The Fund sleeve’s stock selection and an underweight to the sector allocation contributed 1.41% to the sleeve’s relative return.

•	Financials: The sector returned 5.04% within the benchmark. The Fund sleeve’s stock selection and sector allocation contributed 1.08% to relative return.

•	Utilities: The sector registered -0.67% within the benchmark. The Fund sleeve’s lack of allocation to the sector contributed 0.40% to relative return.

6

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Value Fund

Top Three Detractors:

•	Information Technology: The sector returned 12.59% within the benchmark. The Fund sleeve’s stock selection in this sector detracted 2.61% from relative return.

•	Industrials: The sector returned 6.36% within the benchmark. The Fund sleeve’s stock selection and an overweight to the sector detracted 2.01% from relative return.

•	Materials: The sector returned 10.06% within the benchmark. The Fund sleeve’s stock selection and an underweight to the sector detracted 0.32% from relative return.

•	Cash: The Fund sleeve’s allocation to cash also detracted from the sleeve’s performance

The Fund’s sleeve did not invest in derivatives.

Subadviser:

WCM Investment Management LLC

Portfolio Managers:

Jonathon Detter, CFA; Anthony B. Glickhouse, CFA; and Patrick McGee, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities, including small companies and special situation companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies: 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund may invest in real estate investment trusts (REITs), which are subject to abrupt or erratic price movements and generally lack liquidity. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager Small Cap Value Fund

Asset Allocation1

Common Stocks	91.8%
Repurchase Agreements	9.0%
Exchange Traded Fund	2.3%
Liabilities in excess of other assets	(3.1)%
100.0%

Top Industries2

Banks	7.6%
Commercial Services & Supplies	7.3%
Machinery	4.6%
Semiconductors & Semiconductor Equipment	4.0%
Capital Markets	3.7%
Insurance	3.5%
Electronic Equipment, Instruments & Components	3.5%
Trading Companies & Distributors	3.3%
Equity Real Estate Investment Trusts (REITs)	3.3%
Oil, Gas & Consumable Fuels	3.2%
Other Industries#	56.0%
100.0%

Top Holdings2

Jones Lang LaSalle, Inc.	2.8%
America’s Car-Mart, Inc.	2.3%
EnerSys	2.3%
iShares Russell 2000 Value ETF	2.2%
UniFirst Corp.	2.1%
ePlus, Inc.	2.0%
Crane Co.	1.8%
Enstar Group Ltd.	1.8%
Healthcare Services Group, Inc.	1.7%
Verra Mobility Corp.	1.7%
Other Holdings#	79.3%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

8

Fund Performance	NVIT Multi-Manager Small Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	19.00%	4.99%	10.74%
Class II	18.69%	4.72%	10.48%
Class IV	19.00%	4.99%	10.75%
Russell 2000® Value Index	22.39%	6.99%	10.56%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.14%	1.06%
Class II	1.39%	1.31%
Class IV	1.14%	1.06%

^

Current effective prospectus dated April 30, 2019 (as revised September 12, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2021. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

9

Fund Performance (cont.)	NVIT Multi-Manager Small Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Value Fund versus performance of the Russell 2000® Value Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Value Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,050.30	5.58	1.08
	Hypothetical	(b)(c)	1,000.00	1,019.76	5.50	1.08
Class II Shares	Actual	(b)	1,000.00	1,049.30	6.87	1.33
	Hypothetical	(b)(c)	1,000.00	1,018.50	6.77	1.33
Class IV Shares	Actual	(b)	1,000.00	1,051.20	5.58	1.08
	Hypothetical	(b)(c)	1,000.00	1,019.76	5.50	1.08

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2019

NVIT Multi-Manager Small Cap Value Fund

Common Stocks 91.8%

	Shares	Value

Air Freight & Logistics 0.3%
Echo Global Logistics, Inc.*	22,445	$464,612
XPO Logistics, Inc.* (a)	1,159	92,372

		556,984

Auto Components 2.0%
American Axle & Manufacturing Holdings, Inc.*	95,287	1,025,288
Cooper-Standard Holdings, Inc.* (a)	27,187	901,521
Dorman Products, Inc.* (a)	24,304	1,840,299
Modine Manufacturing Co.*	37,092	285,609
Shiloh Industries, Inc.*	1,265	4,503

		4,057,220

Banks 7.8%
1st Source Corp.	1,054	54,682
Amalgamated Bank, Class A	9,013	175,303
Atlantic Capital Bancshares, Inc.*	12,272	225,191
BancFirst Corp. (a)	11,916	744,035
Bancorp, Inc. (The)*	34,367	445,740
Bank of Commerce Holdings	3,056	35,358
Bank of Princeton (The)	211	6,644
Banner Corp.	16,980	960,898
Baycom Corp.*	211	4,798
Capital City Bank Group, Inc.	3,688	112,484
Capstar Financial Holdings, Inc.	1,159	19,297
Carter Bank & Trust* (a)	632	14,991
CBTX, Inc.	3,372	104,937
Central Pacific Financial Corp.	26,516	784,343
Central Valley Community Bancorp	4,004	86,767
Chemung Financial Corp.	843	35,827
CIT Group, Inc.	6,006	274,054
Coastal Financial Corp.*	1,000	16,470
Community Trust Bancorp, Inc.	6,849	319,437
Eagle Bancorp, Inc.	23,620	1,148,641
East West Bancorp, Inc.	10,327	502,925
Enterprise Financial Services Corp. (a)	15,527	748,557
Evans Bancorp, Inc.	316	12,672
FB Financial Corp.	5,796	229,464
Financial Institutions, Inc.	6,112	196,195
First Bancorp/PR	127,890	1,354,355
First Business Financial Services, Inc.	3,794	99,896
First Commonwealth Financial Corp.	7,754	112,511
First Financial Corp.	3,161	144,521
First Midwest Bancorp, Inc. (a)	40,447	932,708
Great Southern Bancorp, Inc.	3,899	246,885
Guaranty Bancshares, Inc.	1,265	41,593
Hancock Whitney Corp. (a)	16,574	727,267
Heartland Financial USA, Inc.	3,358	167,027
Heritage Financial Corp.	1,806	51,110
IBERIABANK Corp.	13,152	984,164
Independent Bank Corp./MI	10,222	231,528
Lakeland Bancorp, Inc.	14,935	259,570
Macatawa Bank Corp.	3,688	41,047
Mercantile Bank Corp.	527	19,220
Metropolitan Bank Holding Corp.*	2,845	137,214
MidWestOne Financial Group, Inc.	1,475	53,439
Nicolet Bankshares, Inc.*	3,688	272,359
Northrim Bancorp, Inc.	629	24,091
Old Second Bancorp, Inc.	2,002	26,967

Common Stocks (continued)

	Shares	Value

Banks (continued)
Opus Bank (a)	11,381	$294,426
Park National Corp. (a)	2,360	241,617
Peapack Gladstone Financial Corp.	5,163	159,537
Peoples Bancorp, Inc.	2,424	84,016
People’s Utah Bancorp	2,688	80,963
QCR Holdings, Inc.	6,533	286,537
Republic First Bancorp, Inc.* (a)	11,845	49,512
Shore Bancshares, Inc.	3,267	56,715
Sierra Bancorp	2,845	82,846
SmartFinancial, Inc.	843	19,937
Texas Capital Bancshares, Inc.*	2,634	149,532
TriState Capital Holdings, Inc.* (a)	1,054	27,530
UMB Financial Corp. (a)	13,329	914,903
Wintrust Financial Corp.	2,244	159,100

		15,794,353

Biotechnology 1.8%
Acorda Therapeutics, Inc.* (a)	99,054	202,070
Adamas Pharmaceuticals, Inc.* (a)	10,538	39,939
Aduro Biotech, Inc.*	23,100	27,258
AMAG Pharmaceuticals, Inc.*	34,700	422,299
Applied Genetic Technologies Corp.*	5,901	26,672
Aptinyx, Inc.*	10,854	37,121
Beyondspring, Inc.* (a)	1,387	21,498
BioCryst Pharmaceuticals, Inc.* (a)	61,645	212,675
Chimerix, Inc.*	43,520	88,346
Cidara Therapeutics, Inc.*	8,792	33,761
Coherus Biosciences, Inc.* (a)	9,905	178,340
Concert Pharmaceuticals, Inc.*	17,701	163,292
Cyclerion Therapeutics, Inc.* (a)	3,583	9,746
Cytokinetics, Inc.* (a)	11,927	126,545
Emergent BioSolutions, Inc.*	18,866	1,017,821
Five Prime Therapeutics, Inc.*	18,120	83,171
ImmunoGen, Inc.*	8,852	45,189
Intrexon Corp.* (a)	60,328	330,597
Jounce Therapeutics, Inc.* (a)	3,899	34,038
Kezar Life Sciences, Inc.*	3,477	13,943
Minerva Neurosciences, Inc.*	16,425	116,782
Neon Therapeutics, Inc.*	415	490
NewLink Genetics Corp.*	9,478	23,979
Protagonist Therapeutics, Inc.* (a)	2,000	14,100
Rigel Pharmaceuticals, Inc.* (a)	41,964	89,803
Spero Therapeutics, Inc.*	2,567	24,682
Sutro Biopharma, Inc.*	2,686	29,546
TG Therapeutics, Inc.* (a)	8,100	89,910
UNITY Biotechnology, Inc.* (a)	10,222	73,701

		3,577,314

Building Products 1.6%
American Woodmark Corp.*	19,842	2,073,687
Apogee Enterprises, Inc.	4,426	143,845
Armstrong Flooring, Inc.*	29,927	127,788
Builders FirstSource, Inc.*	10,011	254,380
Insteel Industries, Inc.	948	20,373
Lennox International, Inc.	1,686	411,333
Resideo Technologies, Inc.*	9,700	115,721

		3,147,127

12

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Capital Markets 3.8%
Donnelley Financial Solutions, Inc.* (a)	21,262	$222,613
Focus Financial Partners, Inc., Class A*	103,500	3,050,145
Virtus Investment Partners, Inc. (a)	27,790	3,382,599
Waddell & Reed Financial, Inc., Class A (a)	62,904	1,051,755

		7,707,112

Chemicals 2.5%
AdvanSix, Inc.* (a)	20,022	399,639
Ashland Global Holdings, Inc.	6,006	459,639
CF Industries Holdings, Inc.	3,161	150,906
Chase Corp.	9,351	1,107,907
Element Solutions, Inc.*	12,617	147,367
Flotek Industries, Inc.*	19,197	38,394
Huntsman Corp.	8,000	193,280
Kraton Corp.*	17,479	442,568
PolyOne Corp.	8,114	298,514
Stepan Co.	7,271	744,841
Trinseo SA	21,753	809,429
Valvoline, Inc.	12,540	268,482

		5,060,966

Commercial Services & Supplies 7.5%
Healthcare Services Group, Inc. (a)	148,788	3,618,524
KAR Auction Services, Inc. (a)	150,007	3,268,653
Pitney Bowes, Inc. (a)	146,052	588,590
RR Donnelley & Sons Co.	136,955	540,972
SP Plus Corp.*	64,548	2,738,772
UniFirst Corp.	21,977	4,438,914

		15,194,425

Communications Equipment 1.0%
ADTRAN, Inc.	25,333	250,543
Casa Systems, Inc.*	2,634	10,773
DASAN Zhone Solutions, Inc.*	7,482	66,291
Harmonic, Inc.*	33,618	262,220
Infinera Corp.* (a)	92,626	735,450
NETGEAR, Inc.* (a)	4,123	101,055
NetScout Systems, Inc.*	21,767	523,932
Ribbon Communications, Inc.*	19,178	59,452

		2,009,716

Construction & Engineering 3.0%
AECOM*	8,114	349,957
Aegion Corp.*	5,374	120,216
Dycom Industries, Inc.* (a)	58,911	2,777,654
EMCOR Group, Inc.	28,746	2,480,780
HC2 Holdings, Inc.* (a)	3,655	7,931
Orion Group Holdings, Inc.*	4,326	22,452
Sterling Construction Co., Inc.*	21,497	302,678

		6,061,668

Consumer Finance 0.4%
Elevate Credit, Inc.*	6,849	30,478
Green Dot Corp., Class A*	26,863	625,908
LendingClub Corp.* (a)	19,178	242,026

		898,412

Containers & Packaging 0.0%†
O-I Glass, Inc.	4,531	54,055

Common Stocks (continued)

	Shares	Value

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	3,794	$132,676
American Public Education, Inc.* (a)	17,598	482,009
Houghton Mifflin Harcourt Co.*	93,433	583,956
Regis Corp.* (a)	21,918	391,675

		1,590,316

Diversified Financial Services 0.2%
Marlin Business Services Corp.	1,475	32,420
Voya Financial, Inc.	6,274	382,589

		415,009

Electric Utilities 1.3%
ALLETE, Inc.	7,852	637,347
Genie Energy Ltd., Class B	4,113	31,793
PNM Resources, Inc.	17,042	864,200
Portland General Electric Co.	18,445	1,029,047

		2,562,387

Electrical Equipment 2.6%
EnerSys	64,796	4,848,685
Powell Industries, Inc.	7,596	372,128

		5,220,813

Electronic Equipment, Instruments & Components 3.6%
Arrow Electronics, Inc.*	1,686	142,872
Avnet, Inc.	4,594	194,969
Bel Fuse, Inc., Class B	6,112	125,296
Benchmark Electronics, Inc.	25,300	869,308
ePlus, Inc.*	49,850	4,201,856
FLIR Systems, Inc.	23,878	1,243,327
Jabil, Inc.	12,038	497,531
ScanSource, Inc.*	1,159	42,825

		7,317,984

Energy Equipment & Services 0.5%
Exterran Corp.*	14,015	109,738
Forum Energy Technologies, Inc.*	1,698	2,853
Gulf Island Fabrication, Inc.*	2,740	13,892
Matrix Service Co.*	19,389	443,620
NexTier Oilfield Solutions, Inc.*	6,439	43,141
Parker Drilling Co.* (a)	1,500	33,750
SEACOR Holdings, Inc.* (a)	10,222	441,079

		1,088,073

Entertainment 0.4%
Madison Square Garden Co. (The), Class A*	885	260,358
Rosetta Stone, Inc.*	26,976	489,345

		749,703

Equity Real Estate Investment Trusts (REITs) 3.4%
Alexander & Baldwin, Inc.	5,245	109,935
Braemar Hotels & Resorts, Inc.	7,590	67,779
Camden Property Trust	3,330	353,313
Chatham Lodging Trust	40,985	751,665
CorePoint Lodging, Inc.	49,527	528,948
DiamondRock Hospitality Co.	99,224	1,099,402
Equity Commonwealth	7,798	256,008
Franklin Street Properties Corp.	21,183	181,327
Getty Realty Corp.	5,480	180,128
Investors Real Estate Trust	8,903	645,468

13

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Retail Value, Inc.	9,589	$352,875
SITE Centers Corp.	23,815	333,886
Spirit Realty Capital, Inc.	4,847	238,375
Sunstone Hotel Investors, Inc.	96,611	1,344,825
Xenia Hotels & Resorts, Inc.	15,052	325,274

		6,769,208

Food & Staples Retailing 0.1%
SpartanNash Co.	17,282	246,096

Food Products 0.3%
Farmer Brothers Co.*	10,241	154,229
Fresh Del Monte Produce, Inc.	9,616	336,368
Post Holdings, Inc.*	875	95,463

		586,060

Gas Utilities 1.2%
Northwest Natural Holding Co. (a)	3,809	280,838
ONE Gas, Inc. (a)	9,589	897,243
Southwest Gas Holdings, Inc.	17,591	1,336,388

		2,514,469

Health Care Equipment & Supplies 2.3%
Endologix, Inc.* (a)	21,286	33,632
LivaNova plc*	11,161	841,874
Natus Medical, Inc.* (a)	89,730	2,960,193
OraSure Technologies, Inc.*	7,482	60,080
Orthofix Medical, Inc.*	7,692	355,217
RTI Surgical Holdings, Inc.* (a)	1,791	4,907
SeaSpine Holdings Corp.*	700	8,407
Varex Imaging Corp.*	14,800	441,188

		4,705,498

Health Care Providers & Services 2.6%
Addus HomeCare Corp.*	30,663	2,981,057
Brookdale Senior Living, Inc.*	9,589	69,712
Cross Country Healthcare, Inc.* (a)	24,553	285,306
Magellan Health, Inc.*	13,383	1,047,220
Molina Healthcare, Inc.*	1,380	187,252
Owens & Minor, Inc. (a)	63,331	327,421
Triple-S Management Corp., Class B*	16,017	296,154

		5,194,122

Health Care Technology 0.8%
Allscripts Healthcare Solutions, Inc.* (a)	120,997	1,187,586
Computer Programs & Systems, Inc.	12,961	342,170

		1,529,756

Hotels, Restaurants & Leisure 0.3%
Fiesta Restaurant Group, Inc.* (a)	34,985	346,002
Habit Restaurants, Inc. (The), Class A*	7,445	77,651
Potbelly Corp.*	23,402	98,756
Wingstop, Inc. (a)	1,100	94,853

		617,262

Household Durables 0.4%
Bassett Furniture Industries, Inc.	2,424	40,433
GoPro, Inc., Class A* (a)	80,709	350,277
Hooker Furniture Corp.	13,067	335,691

		726,401

Common Stocks (continued)

	Shares	Value

Household Products 0.2%
Central Garden & Pet Co., Class A*	15,992	$469,525

Independent Power and Renewable Electricity Producers 0.1%
NRG Energy, Inc.	7,158	284,530

Insurance 3.6%
American Equity Investment Life Holding Co.	7,616	227,947
Brighthouse Financial, Inc.*	2,805	110,040
Donegal Group, Inc., Class A	2,318	34,353
Employers Holdings, Inc.	11,966	499,580
Enstar Group Ltd.*	17,730	3,667,628
FedNat Holding Co.	5,058	84,115
Hallmark Financial Services, Inc.*	15,918	279,679
HCI Group, Inc. (a)	7,944	362,644
Heritage Insurance Holdings, Inc. (a)	29,295	388,159
National General Holdings Corp.	23,183	512,344
Protective Insurance Corp., Class B	2,108	33,918
Reinsurance Group of America, Inc.	3,663	597,289
State Auto Financial Corp.	1,219	37,813
Stewart Information Services Corp.	7,587	309,474
United Insurance Holdings Corp.	13,804	174,068

		7,319,051

Interactive Media & Services 0.3%
Meet Group, Inc. (The)* (a)	63,900	320,139
TrueCar, Inc.* (a)	74,080	351,880

		672,019

Internet & Direct Marketing Retail 0.2%
Quotient Technology, Inc.*	49,151	484,629

IT Services 2.9%
Cass Information Systems, Inc.	33,185	1,916,102
Unisys Corp.*	37,935	449,909
Verra Mobility Corp.* (a)	255,453	3,573,787

		5,939,798

Leisure Products 0.5%
Nautilus, Inc.*	36,566	63,991
Vista Outdoor, Inc.* (a)	113,069	845,756

		909,747

Machinery 4.8%
AGCO Corp.	12,268	947,703
Astec Industries, Inc. (a)	8,012	336,504
Briggs & Stratton Corp. (a)	81,980	545,987
Commercial Vehicle Group, Inc.*	36,039	228,848
Crane Co.	42,933	3,708,552
Hyster-Yale Materials Handling, Inc.	7,317	431,410
Manitowoc Co., Inc. (The)* (a)	54,754	958,195
Navistar International Corp.*	20,757	600,708
Park-Ohio Holdings Corp.	3,006	101,152
REV Group, Inc.	27,292	333,781
Spartan Motors, Inc.	2,606	47,116
Terex Corp. (a)	38,887	1,158,055
Titan International, Inc. (a)	24,183	87,542
Wabash National Corp.	12,540	184,213

		9,669,766

14

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Media 3.2%
comScore, Inc.* (a)	104,487	$516,166
Emerald Expositions Events, Inc.	219,074	2,311,231
Hemisphere Media Group, Inc.*	144,121	2,140,197
Liberty Latin America Ltd., Class C*	41,368	805,021
Scholastic Corp.	14,753	567,253
Tribune Publishing Co.	6,323	83,210

		6,423,078

Metals & Mining 0.3%
Olympic Steel, Inc.	6,868	123,075
Ryerson Holding Corp.*	3,688	43,629
Schnitzer Steel Industries, Inc., Class A	17,387	376,950

		543,654

Multiline Retail 0.2%
JC Penney Co., Inc.* (a)	271,521	304,103

Multi-Utilities 0.5%
Avista Corp.	20,443	983,104

Oil, Gas & Consumable Fuels 3.3%
Arch Coal, Inc., Class A (a)	15,431	1,107,020
Berry Petroleum Corp.	70,226	662,231
CONSOL Energy, Inc.*	3,583	51,989
Delek US Holdings, Inc. (a)	29,184	978,540
Green Plains, Inc. (a)	50,961	786,328
Hallador Energy Co.	738	2,192
Infinity Bio-energy Ltd. Reg. S*^¥	155,500	0
Par Pacific Holdings, Inc.*	37,477	870,966
Peabody Energy Corp. (a)	31,086	283,504
Renewable Energy Group, Inc.* (a)	4,444	119,766
Talos Energy, Inc.* (a)	19,900	599,985
World Fuel Services Corp.	29,103	1,263,652

		6,726,173

Paper & Forest Products 1.2%
Boise Cascade Co.	24,658	900,756
Neenah, Inc.	14,188	999,261
PH Glatfelter Co.	25,013	457,738
Verso Corp., Class A*	4,426	79,801

		2,437,556

Personal Products 0.1%
Edgewell Personal Care Co.*	3,899	120,713

Pharmaceuticals 0.4%
Akorn, Inc.*	33,809	50,714
Assertio Therapeutics, Inc.* (a)	134,976	168,720
Endo International plc*	51,845	243,153
Intra-Cellular Therapies, Inc.* (a)	5,901	202,463
Lannett Co., Inc.*	9,271	81,770
Osmotica Pharmaceuticals plc* (a)	1,054	7,367

		754,187

Professional Services 0.9%
Kelly Services, Inc., Class A	31,395	708,899
ManpowerGroup, Inc.	4,215	409,276
TrueBlue, Inc.*	32,309	777,355

		1,895,530

Common Stocks (continued)

	Shares	Value

Real Estate Management & Development 3.0%
Altisource Portfolio Solutions SA* (a)	2,295	$44,362
Consolidated-Tomoka Land Co.	3,477	209,733
Forestar Group, Inc.*	3,583	74,705
Jones Lang LaSalle, Inc.	33,364	5,808,339

		6,137,139

Road & Rail 0.4%
ArcBest Corp.	26,674	736,203

Semiconductors & Semiconductor Equipment 4.1%
Alpha & Omega Semiconductor Ltd.*	11,940	162,623
Cabot Microelectronics Corp.	23,783	3,432,363
Cirrus Logic, Inc.* (a)	23,589	1,943,969
Kopin Corp.*	13,277	5,325
NeoPhotonics Corp.*	13,277	117,103
Pixelworks, Inc.*	20,010	78,439
SMART Global Holdings, Inc.*	4,919	186,627
Synaptics, Inc.*	28,419	1,869,118
Veeco Instruments, Inc.*	34,662	509,011

		8,304,578

Software 1.4%
Manhattan Associates, Inc.*	21,159	1,687,430
QAD, Inc., Class A	316	16,094
Synchronoss Technologies, Inc.* (a)	36,776	174,686
Telenav, Inc.*	24,869	120,864
TiVo Corp. (a)	103,044	873,813

		2,872,887

Specialty Retail 2.4%
America’s Car-Mart, Inc.* (a)	44,375	4,866,162
MarineMax, Inc.*	2,000	33,380

		4,899,542

Technology Hardware, Storage & Peripherals 0.3%
Diebold Nixdorf, Inc.*	12,434	131,303
Stratasys Ltd.* (a)	23,077	466,732

		598,035

Thrifts & Mortgage Finance 1.6%
Bridgewater Bancshares, Inc.*	5,662	78,022
First Defiance Financial Corp.	6,957	219,076
Flagstar Bancorp, Inc.	9,461	361,883
Home Bancorp, Inc.	843	33,037
HomeStreet, Inc.*	15,009	510,306
Merchants Bancorp	5,690	112,150
Meridian Bancorp, Inc.	15,297	307,317
OP Bancorp	2,951	30,602
Riverview Bancorp, Inc.	3,688	30,278
Territorial Bancorp, Inc.	1,586	49,071
TrustCo Bank Corp.	58,063	503,406
United Community Financial Corp.	2,845	33,173
Washington Federal, Inc.	24,026	880,553

		3,148,874

15

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Trading Companies & Distributors 3.4%
Beacon Roofing Supply, Inc.*	78,699	$2,516,794
Foundation Building Materials, Inc.* (a)	15,490	299,732
Herc Holdings, Inc.* (a)	12,968	634,654
MRC Global, Inc.*	5,932	80,912
Veritiv Corp.*	11,697	230,080
WESCO International, Inc.*	50,784	3,016,062

		6,778,234

Total Common Stocks (cost $178,691,309)		185,365,164

Exchange Traded Fund 2.3%
Equity Fund 2.3%
iShares Russell 2000 Value ETF (a)	35,817	4,605,350

Total Exchange Traded Fund (cost $4,389,446)		4,605,350

Repurchase Agreements 9.0%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $709,474, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $723,600. (b)(c)	$709,412	709,412
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $2,002,292, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $2,040,000. (b)(c)	2,000,000	2,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $1,000,095, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $1,020,000. (b)(c)	1,000,000	1,000,000
NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $10,003,073, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $10,200,891. (b)(c)	10,000,000	10,000,000
Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $4,000,345, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $4,080,000. (b)(c)	4,000,000	4,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $500,047, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $510,000. (b)(c)	$500,000	$500,000

Total Repurchase Agreements (cost $18,209,412)		18,209,412

Total Investments (cost $201,290,167) — 103.1%		208,179,926

Liabilities in excess of other assets — (3.1)%		(6,322,462)

NET ASSETS — 100.0%		$201,857,464

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $30,810,050, which was collateralized by cash used to purchase repurchase agreements with a total value of $18,209,412 and by $13,570,220 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from 1/7/2020 – 2/15/2049, a total value of $31,779,632.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $18,209,412.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

Reg.S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2019

NVIT Multi-Manager Small Cap Value Fund
Assets:
Investment securities, at value* (cost $183,080,755)	$189,970,514
Repurchase agreement, at value (cost $18,209,412)	18,209,412
Cash	11,760,769
Interest and dividends receivable	251,336
Security lending income receivable	4,699
Receivable for investments sold	159,477
Receivable for capital shares issued	147,980
Reimbursement from investment adviser (Note 3)	944
Prepaid expenses	479

Total Assets	220,505,610

Liabilities:
Payable for investments purchased	92,101
Payable for capital shares redeemed	74,357
Payable upon return of securities loaned (Note 2)	18,209,412
Accrued expenses and other payables:
Investment advisory fees	141,213
Fund administration fees	26,858
Distribution fees	8,345
Administrative servicing fees	32,595
Accounting and transfer agent fees	520
Trustee fees	100
Custodian fees	14,054
Compliance program costs (Note 3)	207
Professional fees	40,666
Printing fees	3,131
Other	4,587

Total Liabilities	18,648,146

Net Assets	$201,857,464

Represented by:
Capital	$196,832,415
Total distributable earnings (loss)	5,025,049

Net Assets	$201,857,464

Net Assets:
Class I Shares	$141,656,178
Class II Shares	39,566,334
Class IV Shares	20,634,952

Total	$201,857,464

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	16,887,011
Class II Shares	4,941,010
Class IV Shares	2,460,554

Total	24,288,575

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.39
Class II Shares	$8.01
Class IV Shares	$8.39

*	Includes value of securities on loan of $30,810,050 (Note 2).

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2019

NVIT Multi-Manager Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$4,545,442
Interest income	179,600
Income from securities lending (Note 2)	95,658
Foreign tax withholding	(12,145)

Total Income	4,808,555

EXPENSES:
Investment advisory fees	2,369,896
Fund administration fees	151,207
Distribution fees Class II Shares	96,423
Administrative servicing fees Class I Shares	211,729
Administrative servicing fees Class II Shares	57,854
Administrative servicing fees Class IV Shares	30,391
Professional fees	48,402
Printing fees	20,324
Trustee fees	9,825
Custodian fees	15,564
Accounting and transfer agent fees	1,185
Compliance program costs (Note 3)	1,119
Other	7,597

Total expenses before fees waived and expenses reimbursed	3,021,516

Investment advisory fees waived (Note 3)	(21,624)
Expenses reimbursed by adviser (Note 3)	(10,064)

Net Expenses	2,989,828

NET INVESTMENT INCOME	1,818,727

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	(1,423,259)
Expiration or closing of futures contracts (Note 2)	319,372

Net realized losses	(1,103,887)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	43,725,684
Futures contracts (Note 2)	181,779

Net change in unrealized appreciation/depreciation	43,907,463

Net realized/unrealized gains	42,803,576

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,622,303

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Value Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$1,818,727	$2,391,776
Net realized gains (losses)	(1,103,887)	92,846,123
Net change in unrealized appreciation/depreciation	43,907,463	(150,671,139)

Change in net assets resulting from operations	44,622,303	(55,433,240)

Distributions to Shareholders From:
Distributable earnings:
Class I	(45,310,308)	(29,274,648)
Class II	(12,839,452)	(7,975,630)
Class IV	(6,513,085)	(3,995,084)
Class Y	(30,954,766)	(18,694,535)

Change in net assets from shareholder distributions	(95,617,611)	(59,939,897)

Change in net assets from capital transactions	(21,467,290)	(253,423,493)

Change in net assets	(72,462,598)	(368,796,630)

Net Assets:
Beginning of year	274,320,062	643,116,692

End of year	$201,857,464	$274,320,062

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,922,865	$4,301,197
Dividends reinvested	45,310,308	29,274,648
Cost of shares redeemed	(20,413,120)	(24,153,104)

Total Class I Shares	29,820,053	9,422,741

Class II Shares
Proceeds from shares issued	2,916,847	4,144,410
Dividends reinvested	12,839,452	7,975,630
Cost of shares redeemed	(5,169,985)	(7,280,913)

Total Class II Shares	10,586,314	4,839,127

Class IV Shares
Proceeds from shares issued	439,175	822,289
Dividends reinvested	6,513,085	3,995,084
Cost of shares redeemed	(2,088,740)	(2,186,530)

Total Class IV Shares	4,863,520	2,630,843

Class Y Shares
Proceeds from shares issued	2,585,480	2,135,315
Dividends reinvested	30,954,766	18,694,535
Cost of shares redeemed	(100,277,423)	(291,146,054)

Total Class Y Shares	(66,737,177)	(270,316,204)

Change in net assets from capital transactions	$(21,467,290)	$(253,423,493)

19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Value Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
SHARE TRANSACTIONS:
Class I Shares
Issued	479,615	309,040
Reinvested	5,865,209	2,182,268
Redeemed	(1,990,609)	(1,689,242)

Total Class I Shares	4,354,215	802,066

Class II Shares
Issued	290,598	284,062
Reinvested	1,744,050	612,011
Redeemed	(524,711)	(526,582)

Total Class II Shares	1,509,937	369,491

Class IV Shares
Issued	45,953	65,422
Reinvested	843,097	297,858
Redeemed	(203,214)	(150,253)

Total Class IV Shares	685,836	213,027

Class Y Shares
Issued	242,222	142,315
Reinvested	3,989,016	1,390,024
Redeemed	(12,447,134)	(18,900,826)

Total Class Y Shares	(8,215,896)	(17,368,487)

Total change in shares	(1,665,908)	(15,983,903)

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$10.60	0.07	1.57	1.64	(0.09)	(3.76)	(3.85)	$8.39	19.00%		$141,656,178	1.08%	0.63%	1.10%	127.30%
Year Ended December 31, 2018	$15.34	0.08	(2.13)	(2.05)	(0.09)	(2.60)	(2.69)	$10.60	(16.95%	)	$132,855,497	1.06%	0.54%	1.07%	56.54%
Year Ended December 31, 2017	$14.88	0.08	1.19	1.27	(0.08)	(0.73)	(0.81)	$15.34	9.06%		$179,948,753	1.04%	0.57%	1.05%	51.07%
Year Ended December 31, 2016	$13.18	0.09	3.11	3.20	(0.08)	(1.42)	(1.50)	$14.88	25.93%		$191,007,874	1.06%	0.70%	1.06%	52.39%
Year Ended December 31, 2015	$15.86	0.11	(1.07)	(0.96)	(0.10)	(1.62)	(1.72)	$13.18	(6.02%	)	$166,896,737	1.05%	0.74%	1.06%	40.80%

Class II Shares
Year Ended December 31, 2019	$10.29	0.04	1.51	1.55	(0.07)	(3.76)	(3.83)	$8.01	18.69%		$39,566,334	1.33%	0.38%	1.35%	127.30%
Year Ended December 31, 2018	$14.96	0.04	(2.05)	(2.01)	(0.06)	(2.60)	(2.66)	$10.29	(17.12%	)	$35,300,561	1.31%	0.29%	1.32%	56.54%
Year Ended December 31, 2017	$14.54	0.05	1.14	1.19	(0.04)	(0.73)	(0.77)	$14.96	8.75%		$45,811,865	1.29%	0.32%	1.30%	51.07%
Year Ended December 31, 2016	$12.92	0.06	3.04	3.10	(0.06)	(1.42)	(1.48)	$14.54	25.61%		$46,205,478	1.31%	0.47%	1.31%	52.39%
Year Ended December 31, 2015	$15.59	0.07	(1.05)	(0.98)	(0.07)	(1.62)	(1.69)	$12.92	(6.29%	)	$36,287,147	1.30%	0.50%	1.31%	40.80%

Class IV Shares
Year Ended December 31, 2019	$10.60	0.07	1.57	1.64	(0.09)	(3.76)	(3.85)	$8.39	19.00%		$20,634,952	1.08%	0.63%	1.10%	127.30%
Year Ended December 31, 2018	$15.34	0.08	(2.13)	(2.05)	(0.09)	(2.60)	(2.69)	$10.60	(16.95%	)	$18,808,929	1.06%	0.54%	1.07%	56.54%
Year Ended December 31, 2017	$14.88	0.08	1.19	1.27	(0.08)	(0.73)	(0.81)	$15.34	9.07%		$23,951,637	1.04%	0.57%	1.05%	51.07%
Year Ended December 31, 2016	$13.17	0.09	3.12	3.21	(0.08)	(1.42)	(1.50)	$14.88	26.03%		$23,739,941	1.06%	0.70%	1.06%	52.39%
Year Ended December 31, 2015	$15.86	0.11	(1.08)	(0.97)	(0.10)	(1.62)	(1.72)	$13.17	(6.10%	)	$21,125,484	1.05%	0.74%	1.06%	40.80%

Class Y Shares
Period Ended October 15, 2019 (g)	$10.63	0.07	1.04	1.11	–	(3.76)	(3.76)	$7.98	11.44%		$93,806,850	0.74%	0.63%	0.74%	127.30%
Year Ended December 31, 2018	$15.38	0.09	(2.13)	(2.04)	(0.11)	(2.60)	(2.71)	$10.63	(16.85%	)	$87,355,075	0.90%	0.60%	0.91%	56.54%
Year Ended December 31, 2017	$14.92	0.11	1.18	1.29	(0.10)	(0.73)	(0.83)	$15.38	9.19%		$393,404,437	0.89%	0.73%	0.90%	51.07%
Year Ended December 31, 2016	$13.20	0.11	3.13	3.24	(0.10)	(1.42)	(1.52)	$14.92	26.20%		$267,861,993	0.91%	0.85%	0.91%	52.39%
Year Ended December 31, 2015	$15.89	0.13	(1.08)	(0.95)	(0.12)	(1.62)	(1.74)	$13.20	(5.94%	)	$237,744,129	0.90%	0.89%	0.91%	40.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	As of December 31, 2019, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “ Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

22

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

23

Notes to Financial Statements (Continued)

December 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Air Freight & Logistics	$556,984	$—	$—	$556,984
Auto Components	4,057,220	—	—	4,057,220
Banks	15,794,353	—	—	15,794,353
Biotechnology	3,577,314	—	—	3,577,314
Building Products	3,147,127	—	—	3,147,127
Capital Markets	7,707,112	—	—	7,707,112
Chemicals	5,060,966	—	—	5,060,966
Commercial Services & Supplies	15,194,425	—	—	15,194,425
Communications Equipment	2,009,716	—	—	2,009,716
Construction & Engineering	6,061,668	—	—	6,061,668
Consumer Finance	898,412	—	—	898,412
Containers & Packaging	54,055	—	—	54,055
Diversified Consumer Services	1,590,316	—	—	1,590,316
Diversified Financial Services	415,009	—	—	415,009
Electric Utilities	2,562,387	—	—	2,562,387
Electrical Equipment	5,220,813	—	—	5,220,813
Electronic Equipment, Instruments & Components	7,317,984	—	—	7,317,984

24

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Energy Equipment & Services	$1,088,073	$—	$—	$1,088,073
Entertainment	749,703	—	—	749,703
Equity Real Estate Investment Trusts (REITs)	6,769,208	—	—	6,769,208
Food & Staples Retailing	246,096	—	—	246,096
Food Products	586,060	—	—	586,060
Gas Utilities	2,514,469	—	—	2,514,469
Health Care Equipment & Supplies	4,705,498	—	—	4,705,498
Health Care Providers & Services	5,194,122	—	—	5,194,122
Health Care Technology	1,529,756	—	—	1,529,756
Hotels, Restaurants & Leisure	617,262	—	—	617,262
Household Durables	726,401	—	—	726,401
Household Products	469,525	—	—	469,525
Independent Power and Renewable Electricity Producers	284,530	—	—	284,530
Insurance	7,319,051	—	—	7,319,051
Interactive Media & Services	672,019	—	—	672,019
Internet & Direct Marketing Retail	484,629	—	—	484,629
IT Services	5,939,798	—	—	5,939,798
Leisure Products	909,747	—	—	909,747
Machinery	9,669,766	—	—	9,669,766
Media	6,423,078	—	—	6,423,078
Metals & Mining	543,654	—	—	543,654
Multiline Retail	304,103	—	—	304,103
Multi-Utilities	983,104	—	—	983,104
Oil, Gas & Consumable Fuels	6,726,173	—	—	6,726,173
Paper & Forest Products	2,437,556	—	—	2,437,556
Personal Products	120,713	—	—	120,713
Pharmaceuticals	754,187	—	—	754,187
Professional Services	1,895,530	—	—	1,895,530
Real Estate Management & Development	6,137,139	—	—	6,137,139
Road & Rail	736,203	—	—	736,203
Semiconductors & Semiconductor Equipment	8,304,578	—	—	8,304,578
Software	2,872,887	—	—	2,872,887
Specialty Retail	4,899,542	—	—	4,899,542
Technology Hardware, Storage & Peripherals	598,035	—	—	598,035
Thrifts & Mortgage Finance	3,148,874	—	—	3,148,874
Trading Companies & Distributors	6,778,234	—	—	6,778,234
Total Common Stocks	$185,365,164	$—	$—	$185,365,164
Exchange Traded Fund	$4,605,350	$—	$—	$4,605,350
Repurchase Agreements	—	18,209,412	—	18,209,412
Total	$189,970,514	$18,209,412	$—	$208,179,926

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

As of December 31, 2019, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

25

Notes to Financial Statements (Continued)

December 31, 2019

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain or reduce exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

26

Notes to Financial Statements (Continued)

December 31, 2019

The Fund’s futures contracts are reflected in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

At December 31, 2019, the Fund had no open futures contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$319,372
Total	$319,372

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$181,779
Total	$181,779

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$4,216,883

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good

27

Notes to Financial Statements (Continued)

December 31, 2019

standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $18,209,412, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in

28

Notes to Financial Statements (Continued)

December 31, 2019

satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $ 101,490,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/2019, due 1/2/2020, repurchase price $34,841,023, collateralized by U.S. Government Treasury Securities, ranging from 1.63% - 2.25%, maturing 7/31/2024 - 8/15/2049; total market value $35,534,490.

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement.

29

Notes to Financial Statements (Continued)

December 31, 2019

The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$709,412	$—	$709,412	$(709,412)	$—
BofA Securities, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
Citigroup Global Markets Ltd.	1,000,000	—	1,000,000	(1,000,000)	—
NatWest Markets Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Nomura Securities International, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
Pershing LLC	500,000	—	500,000	(500,000)	—
Total	$18,209,412	$—	$18,209,412	$(18,209,412)	$—

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

30

Notes to Financial Statements (Continued)

December 31, 2019

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to investments in real estate investments trusts, investments in passive foreign investments (PFICs), investments in partnerships, and non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$(3,843)	$3,843

(h)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e.,

31

Notes to Financial Statements (Continued)

December 31, 2019

greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Jacobs Levy Equity Management, Inc.(a)
WCM Investment Management, LLC(b)
(a)

Effective November 1, 2019, Jacobs Levy Equity Management, Inc. was appointed as subadviser to the Fund. Effective November 1, 2019, J.P. Morgan Investment Management Inc. was terminated and ceased serving as subadviser to the Fund.

(b)

Effective November 1, 2019, WCM Investment Management, LLC was appointed as subadviser to the Fund. Effective November 1, 2019, Epoch Investment Partners, Inc. was terminated and ceased serving as subadviser to the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.87%
$200 million and more	0.82%

Effective October 1, 2019, the Trust and NFA have entered into a written contract waiving 0.04% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $21,624, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.85%, after contractual fee waivers was 0.85%, and after contractual fee waivers and expense reimbursements due to the expense limitation agreement described below was 0.84%.

32

Notes to Financial Statements (Continued)

December 31, 2019

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

Effective October 1, 2019, the Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.95% for all share classes until April 30, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
$—	$—	$10,064	$10,064

Amounts designated as “—” are zero or have been rounded to zero

During the year ended December 31, 2019, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $151,207 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

33

Notes to Financial Statements (Continued)

December 31, 2019

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,119.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $299,974.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

34

Notes to Financial Statements (Continued)

December 31, 2019

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $338,891,604 and sales of $457,243,743 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

35

Notes to Financial Statements (Continued)

December 31, 2019

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2019, the Fund recaptured $27,340 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,580,694	$86,036,917	$95,617,611	$—	$95,617,611

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,104,166	$51,835,731	$59,939,897	$—	$59,939,897

Amounts designated as “—” are zero or have been rounded to zero.

* Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$247,442	$578,334	$825,776	$—	$4,199,273	$5,025,049

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

36

Notes to Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$203,980,653	$10,753,355	$(6,554,082)	$4,199,273

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

37

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Small Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

38

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

39

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

The Trustees considered that each of NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, and NVIT Multi-Manager Mid Cap Value was shown to pay actual management fees and to have a total expense ratio at a level equal to or lower than their peer group medians and, except in the case of NVIT Multi-Manager Mid Cap Value Fund, to have experienced three-year performance more favorable than its peer group median or within the third quintile of its peer group. In the case of the NVIT Multi-Manager Mid Cap Value Fund, the Trustees

40

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered that, although the Fund’s performance was in the fourth quartile of the Fund’s peer group for the three-year period, it was less than one percentage point below the peer group median, and the Fund’s performance had improved to the second quartile for the one-year period ended the same date. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

As to NVIT Multi-Manager Mid Cap Growth Fund, the Trustees considered that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was at a level lower than its peer group median, although the Fund paid actual management fees at a rate higher than the median of its peers. The Trustees did not consider the actual management fee rate to be so high as to be inconsistent with the continuation of its Advisory Agreement in light of, among other things, the Fund’s total expense ratio and its three-year performance ranking in the first quintile of its peer group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreement.

The Trustees considered that NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund were shown to have total expense ratios at levels within a generally acceptable level above their peer group medians. The Trustees noted that each of these Funds paid actual management fees at rates higher than the median of their peers. However, the Trustees did not consider those rates to be so high as to be inconsistent with the continuation of the Advisory Agreements in light of, among other things, the Funds’ total expense ratios. The Trustees considered that, with respect to each of those Funds other than NVIT Multi-Manager Small

Company Fund, the Adviser had implemented a waiver effective October 1, 2019 to maintain each Fund’s net expense ratio at its current level for a term of 18 months due to the anticipated significant reduction of assets following redemptions from the Funds by a number of Nationwide funds-of-funds. The Trustees also considered hypothetical comparative expense information provided by the Adviser, in consultation with Broadridge and the independent consultant retained by the Board, which took into account this significant reduction of assets. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the expenses of each of these Funds generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund as well as the performance of peer groups of funds over various time periods. The Trustees noted that NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Small Cap Growth Fund had achieved investment performance above the median of the funds in their peer groups for the three-year period ended June 30, 2019. They noted that NVIT Multi-Manager International Growth Fund had experienced performance in the fourth quintile of its peer group, but within one percentage point of the peer group median for the three-year period, and had achieved performance in the first quintile for the one-year period ended the same date. The Trustees considered, with respect to the remaining Fund, NVIT Multi-Manager Small Cap Value Fund, that in November 2019 the Adviser had terminated two of the Fund’s sub-advisers in light of the Fund’s performance and replaced them with two new sub-advisers that the Adviser considered to have the potential to improve

41

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Fund’s performance significantly. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ performance, and the Adviser’s explanation regarding the underperformance of certain Funds, and remedial activities taken in respect of NVIT Multi-Manager Small Cap Fund, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 47.89%.

The Fund designates $86,036,917, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

42

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

43

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

44

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

45

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

46

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

47

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

48

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

49

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

50

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

51

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

52

Annual Report

December 31, 2019

NVIT Multi-Manager Small Company Fund

AR-MM-SCO 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT Multi-Manager Small Company Fund

For the annual period ended December 31, 2019, the NVIT Multi-Manager Small Company Fund (Class I) returned 25.65%* versus 25.52% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Small Blend (consisting of 130 funds as of December 31, 2019), was 24.87% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Invesco Advisers, Inc. and Jacobs Levy Equity Management, Inc.

The following commentary is provided by Invesco Advisers, Inc.

For the one-year period ended December 31, 2019, markets performed surprisingly well, considering that the year was plagued with concerns regarding resolution to the U.S.-China trade deal, the direction of interest rates and monetary policy. In the end, investors were rewarded and optimism lifted markets higher.

The Fund’s sleeve slightly outperformed the benchmark during this time, mainly driven by strong stock selection in the Information Technology, Communication Services and Consumer Discretionary sectors. This was partially offset by weaker stock selection within the Health Care sector, an underweight in Biotechnology and a small cash position.

The top-performing stocks in the Fund’s sleeve this reporting period included Roku, RingCentral and Trade Desk Inc.

Roku designs and manufactures consumer electronic products that offer wireless-enabled devices that stream audio and video content from the internet to home entertainment systems. Roku continues to report healthy double-digit revenue growth. In addition, it continues to add platforms that will support the company’s strong growth.

RingCentral operates as a provider of software-as-a-service solutions for business communications, offering a multi-year and enterprise-grade communications solution that enables clients and their employees to communicate via voice, text, HD video and web conferencing. Throughout 2019, RingCentral consistently reported strong earnings results, raised guidance and announced a transformative deal with Avaya during the latter part of 2019.

Trade Desk provides a technology-based self-serve programmatic platform that enables ad buyers to purchase internet advertising more efficiently and effectively. Trade Desk continues to generate double-digit revenue growth as it continues to penetrate mobile advertising placements.

Top detractors from the Fund sleeve’s performance for the reporting period included Green Dot Corporation, Ligand Pharmaceuticals, Inc. and ICU Medical.

Green Dot Corporation is the largest provider of prepaid General Purpose Reloadable (GPR) debit cards in the U.S. After reporting strong financial results for most of 2019, Green Dot reported mixed results for the fourth quarter of 2019. In addition, investors become concerned about the renewal of a key customer contract; the combination of these two issues caused the stock to underperform during the reporting period.

Ligand Pharmaceuticals is a biopharma company that operates a lean business model, licensing its intellectual property to numerous partners in return for milestones and royalties. The stock underperformed during the reporting period due to a critical research report that questioned the long-term value of Ligand’s portfolio of future milestone payments. The Fund sleeve no longer holds this position.

3

Fund Commentary (cont.)	NVIT Multi-Manager Small Company Fund

ICU Medical develops, manufactures and sells disposable medical connection systems for use in intravenous (IV) therapy applications. In mid-2019, ICU medical reported lower revenue and earnings and revised guidance lower as a result of industry pricing issues due to greater competition and a voluntary nationwide product recall.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

Invesco Advisers, Inc.

Portfolio Managers:

Ash Shah, CFA, CPA; and Ronald J. Zibelli Jr., CFA

The following commentary is provided by Jacobs Levy Equity Management, Inc.

The broad U.S. equity market posted impressive returns for the year, but notably, gains were concentrated in a narrow subset of companies. For instance, just two companies, Apple and Microsoft, contributed almost 15% of the S&P 500® Index’s (S&P 500) total 2019 return, and out of 11 sectors, only three — Information Technology, Communication Services, and Financials — outperformed the S&P 500 for the year. Such substantial disparities are not explained by underlying fundamentals. While investors generously rewarded U.S. equities on an absolute basis, based on our proprietary disentangled analysis, we found that in 2019, they did not consistently reward company fundamentals on a relative basis. Yet we strongly believe that company fundamentals determine security pricing in the long run, and we have continued to adhere to our discipline during this remarkable market surge.

Jacobs Levy’s investment process is engineered to combine human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. The firm’s stock selection process entails sophisticated modeling of a large number of stocks and proprietary factors using financial statements, analyst forecasts, corporate management signals, economic data and security pricing, as well as alternative data sources. Based on the fundamental valuations and opportunities discovered by our factor models, we forecast expected returns for every security in our investment universe. The Fund sleeve’s portfolio is diversified across individual stocks, industries, and sectors.

The Fund’s sleeve had a return of 21.74, underperforming the benchmark return of 25.52% for the reporting period. During the year, security selection in Health Care, Financials, Industrials, and Real Estate detracted from performance, although security selection in Consumer Discretionary, Information Technology, and Communication Services benefited the Fund’s sleeve. An underweight of Real Estate detracted, while an overweight of Information Technology contributed.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

Jacobs Levy Equity Management, Inc.

Portfolio Managers:

Bruce I. Jacobs, Ph.D. and Kenneth N. Levy, CFA

* High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies: 1) usually are less stable in price, 2) are less liquid, 3) are more vulnerable to adverse business and economic developments, and 4) have more-limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. The Fund uses both a growth style and a value style of investing and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Multi-Manager Small Company Fund

Asset Allocation1

Common Stocks	99.0%
Repurchase Agreements	10.9%
Corporate Bonds†	0.0%
Preferred Stock†	0.0%
Rights†	0.0%
Liabilities in excess of other assets§	(9.9)%
100.0%

Top Industries2

Banks	10.4%
Machinery	5.6%
Software	5.3%
Semiconductors & Semiconductor Equipment	4.6%
Equity Real Estate Investment Trusts (REITs)	4.6%
Oil, Gas & Consumable Fuels	4.0%
Insurance	3.6%
Health Care Equipment & Supplies	3.6%
Biotechnology	2.5%
Life Sciences Tools & Services	2.4%
Other Industries#	53.4%
100.0%

Top Countries2

United States	88.1%
Puerto Rico	0.9%
Israel	0.3%
Ireland	0.2%
Argentina	0.2%
Chile	0.2%
Bermuda	0.2%
Australia†	0.0%
Other Countries#	9.9%
100.0%

Top Holdings2

Cirrus Logic, Inc.	1.1%
Synaptics, Inc.	1.0%
Benchmark Electronics, Inc.	0.8%
First Bancorp/PR	0.8%
Repligen Corp.	0.8%
Sunstone Hotel Investors, Inc.	0.8%
Southwest Gas Holdings, Inc.	0.8%
World Fuel Services Corp.	0.7%
Pool Corp.	0.7%
Allscripts Healthcare Solutions, Inc.	0.7%
Other Holdings#	91.8%
100.0%

†	Amount rounds to less than 0.1%.

§	Please refer to the Statement of Assets and Liabilities for additional details.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT Multi-Manager Small Company Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class I	25.65%	8.52%	11.32%
Class II	25.35%	8.26%	11.04%
Class IV	25.69%	8.52%	11.33%
Russell 2000® Index	25.52%	8.23%	11.83%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.11%	1.09%
Class II	1.36%	1.34%
Class IV	1.11%	1.09%

^

Current effective prospectus dated April 30, 2019. (as revised September 12, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Multi-Manager Small Company Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Company Fund versus performance of the Russell 2000® Index over the 10-year period ended 12/31/19. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Multi-Manager Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2019) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2019 through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2019 through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Company Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class I Shares	Actual	(b)	1,000.00	1,045.10	5.62	1.09
	Hypothetical	(b)(c)	1,000.00	1,019.71	5.55	1.09
Class II Shares	Actual	(b)	1,000.00	1,043.60	6.90	1.34
	Hypothetical	(b)(c)	1,000.00	1,018.45	6.82	1.34
Class IV Shares	Actual	(b)	1,000.00	1,045.30	5.62	1.09
	Hypothetical	(b)(c)	1,000.00	1,019.71	5.55	1.09

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2019

NVIT Multi-Manager Small Company Fund

Common Stocks 99.0%

	Shares	Value

ARGENTINA 0.2%
Software 0.2%
Globant SA*	6,331	$671,403

AUSTRALIA 0.0%†
Consumer Finance 0.0%†
Aet and D Holdings No. 1 Ltd.*^¥	106,305	0

BERMUDA 0.1%
Insurance 0.1%
Third Point Reinsurance Ltd.*	42,675	448,941

Oil, Gas & Consumable Fuels 0.0%†
Infinity Bio-energy Ltd. Reg. S*^¥	94,500	0

		448,941

CHILE 0.2%
Media 0.2%
Liberty Latin America Ltd., Class C*	29,978	583,372

IRELAND 0.2%
Biotechnology 0.2%
Prothena Corp. plc*	48,378	765,824

ISRAEL 0.3%
Machinery 0.3%
Kornit Digital Ltd.*	31,168	1,066,881

PUERTO RICO 1.1%
Banks 0.9%
First Bancorp/PR	246,609	2,611,589

Health Care Providers & Services 0.2%
Triple-S Management Corp., Class B*	31,746	586,984

		3,198,573

UNITED STATES 96.9%
Aerospace & Defense 1.3%
Aerojet Rocketdyne Holdings, Inc.* (a)	29,501	1,347,016
HEICO Corp. (a)	8,173	932,948
Mercury Systems, Inc.*	27,860	1,925,404

		4,205,368

Air Freight & Logistics 0.4%
Echo Global Logistics, Inc.* (a)	41,788	865,012
XPO Logistics, Inc.* (a)	3,200	255,040

		1,120,052

Auto Components 1.6%
American Axle & Manufacturing Holdings, Inc.* (a)	182,244	1,960,945
Cooper-Standard Holdings, Inc.*	55,387	1,836,633
Modine Manufacturing Co.*	79,060	608,762
Shiloh Industries, Inc.*	5,425	19,313
Visteon Corp.* (a)	5,300	458,927

		4,884,580

Banks 10.5%
1st Source Corp.	1,000	51,880
Amalgamated Bank, Class A	15,386	299,258
Atlantic Capital Bancshares, Inc.*	21,942	402,636
BancFirst Corp.	22,760	1,421,134
Bancorp, Inc. (The)*	81,720	1,059,908
Bank of Commerce Holdings	6,315	73,065

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Banks (continued)
Bank of Marin Bancorp	6,690	$301,385
BankFinancial Corp.	7,590	99,277
Banner Corp.	32,805	1,856,435
Baycom Corp.*	1,000	22,740
Cambridge Bancorp	370	29,656
Capital City Bank Group, Inc.	7,587	231,404
CBTX, Inc.	8,127	252,912
Central Pacific Financial Corp.	64,239	1,900,190
Central Valley Community Bancorp	4,876	105,663
Chemung Financial Corp.	1,395	59,288
CIT Group, Inc.	13,300	606,879
Coastal Financial Corp.*	1,785	29,399
Community Trust Bancorp, Inc.	12,640	589,530
Eagle Bancorp, Inc.	45,634	2,219,180
East West Bancorp, Inc.	20,079	977,847
Enterprise Financial Services Corp.	29,719	1,432,753
FB Financial Corp.	11,962	473,576
Financial Institutions, Inc.	11,604	372,488
First Bancorp/NC	22,396	893,824
First Business Financial Services, Inc.	7,903	208,086
First Financial Corp.	6,227	284,698
First Midwest Bancorp, Inc.	77,828	1,794,714
Great Southern Bancorp, Inc.	8,010	507,193
Guaranty Bancshares, Inc.	2,005	65,924
Hancock Whitney Corp.	31,553	1,384,546
Heartland Financial USA, Inc.	6,600	328,284
Heritage Financial Corp.	3,232	91,466
HomeTrust Bancshares, Inc.	12,387	332,343
IBERIABANK Corp.	25,258	1,890,056
Independent Bank Corp./MI	20,300	459,795
Lakeland Bancorp, Inc.	28,580	496,720
Macatawa Bank Corp.	4,700	52,311
Mercantile Bank Corp.	700	25,529
Metropolitan Bank Holding Corp.*	4,824	232,662
MidWestOne Financial Group, Inc.	3,101	112,349
Nicolet Bankshares, Inc.*	7,668	566,282
Northrim Bancorp, Inc.	1,327	50,824
Old Second Bancorp, Inc.	2,700	36,369
Opus Bank	24,531	634,617
Park National Corp. (a)	4,556	466,443
Peapack Gladstone Financial Corp.	8,650	267,285
Peoples Bancorp, Inc.	3,900	135,174
People’s Utah Bancorp	5,186	156,202
Pinnacle Financial Partners, Inc. (a)	20,487	1,311,168
QCR Holdings, Inc.	14,167	621,365
Republic First Bancorp, Inc.*	14,010	58,562
Shore Bancshares, Inc.	6,786	117,805
Sierra Bancorp	3,626	105,589
Texas Capital Bancshares, Inc.*	5,500	312,235
TriCo Bancshares	53,085	2,166,399
UMB Financial Corp.	25,622	1,758,694
WesBanco, Inc.	659	24,904
Wintrust Financial Corp.	4,560	323,304

		33,142,204

Biotechnology 2.6%
Acorda Therapeutics, Inc.* (a)	206,823	421,919
Adamas Pharmaceuticals, Inc.*	29,800	112,942
Aduro Biotech, Inc.*	6,300	7,434
Agios Pharmaceuticals, Inc.* (a)	10,619	507,057

9

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Biotechnology (continued)
AMAG Pharmaceuticals, Inc.* (a)	63,602	$774,035
Amicus Therapeutics, Inc.*	38,394	373,958
Applied Genetic Technologies Corp.*	10,500	47,460
Aptinyx, Inc.*	22,099	75,579
Beyondspring, Inc.* (a)	3,246	50,313
BioCryst Pharmaceuticals, Inc.* (a)	126,184	435,335
CareDx, Inc.* (a)	23,787	513,086
Chimerix, Inc.*	89,945	182,588
Cidara Therapeutics, Inc.*	13,212	50,734
Coherus Biosciences, Inc.* (a)	20,738	373,388
Concert Pharmaceuticals, Inc.*	38,522	355,365
Cyclerion Therapeutics, Inc.*	9,816	26,700
Cytokinetics, Inc.* (a)	13,718	145,548
Epizyme, Inc.*	7,014	172,544
Five Prime Therapeutics, Inc.*	39,445	181,053
Global Blood Therapeutics, Inc.* (a)	9,482	753,723
ImmunoGen, Inc.*	20,000	102,100
Intrexon Corp.* (a)	120,291	659,195
Jounce Therapeutics, Inc.* (a)	13,700	119,601
Kezar Life Sciences, Inc.*	4,800	19,248
Minerva Neurosciences, Inc.*	30,478	216,699
Neon Therapeutics, Inc.*	62	73
NewLink Genetics Corp.*	18,305	46,312
Protagonist Therapeutics, Inc.* (a)	4,800	33,840
Rigel Pharmaceuticals, Inc.* (a)	85,946	183,924
Spero Therapeutics, Inc.*	5,128	49,306
Sutro Biopharma, Inc.*	5,800	63,800
TG Therapeutics, Inc.* (a)	14,800	164,280
UNITY Biotechnology, Inc.* (a)	21,686	156,356
Veracyte, Inc.*	22,777	635,934

		8,011,429

Building Products 1.2%
Advanced Drainage Systems, Inc.	17,618	684,283
Apogee Enterprises, Inc.	6,500	211,250
Armstrong Flooring, Inc.*	60,252	257,276
Builders FirstSource, Inc.*	21,000	533,610
Insteel Industries, Inc. (a)	1,000	21,490
Lennox International, Inc.	3,280	800,222
Resideo Technologies, Inc.*	16,230	193,624
Trex Co., Inc.* (a)	12,425	1,116,759

		3,818,514

Capital Markets 2.1%
Cohen & Steers, Inc. (a)	8,486	532,581
Donnelley Financial Solutions, Inc.* (a)	44,216	462,942
Evercore, Inc., Class A	1,600	119,616
Hamilton Lane, Inc., Class A	27,881	1,661,708
LPL Financial Holdings, Inc.	19,177	1,769,078
Waddell & Reed Financial, Inc., Class A (a)	124,948	2,089,130

		6,635,055

Chemicals 2.6%
AdvanSix, Inc.*	41,434	827,023
Ashland Global Holdings, Inc.	12,600	964,278
CF Industries Holdings, Inc.	6,200	295,988
Element Solutions, Inc.*	24,600	287,328
Flotek Industries, Inc.*	62,514	125,028
Huntsman Corp.	25,943	626,783
Innospec, Inc.	2,695	278,771
Kraton Corp.*	31,480	797,074

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Chemicals (continued)
PolyOne Corp.	17,136	$630,433
Stepan Co.	11,376	1,165,357
Trinseo SA	39,580	1,472,772
Valvoline, Inc.	24,500	524,545

		7,995,380

Commercial Services & Supplies 1.6%
Casella Waste Systems, Inc., Class A*	38,474	1,770,958
Clean Harbors, Inc.*	14,198	1,217,479
Pitney Bowes, Inc. (a)	279,346	1,125,764
RR Donnelley & Sons Co. (a)	265,580	1,049,041

		5,163,242

Communications Equipment 2.0%
ADTRAN, Inc.	105,881	1,047,163
Calix, Inc.*	41,447	331,576
DASAN Zhone Solutions, Inc.* (a)	16,290	144,329
Digi International, Inc.*	50,606	896,738
EMCORE Corp.*	15,819	48,090
Harmonic, Inc.*	64,022	499,372
Infinera Corp.* (a)	181,342	1,439,856
NETGEAR, Inc.*	27,742	679,956
NetScout Systems, Inc.*	42,112	1,013,636
Ribbon Communications, Inc.*	51,662	160,152

		6,260,868

Construction & Engineering 0.5%
AECOM*	16,400	707,332
HC2 Holdings, Inc.* (a)	11,636	25,250
Orion Group Holdings, Inc.*	9,180	47,644
Sterling Construction Co., Inc.*	46,371	652,904

		1,433,130

Construction Materials 0.1%
Summit Materials, Inc., Class A*	10,952	261,753

Consumer Finance 0.5%
Elevate Credit, Inc.*	18,149	80,763
Enova International, Inc.* (a)	6,998	168,372
Green Dot Corp., Class A*	54,400	1,267,520
LendingClub Corp.* (a)	4,100	51,742

		1,568,397

Containers & Packaging 0.3%
Graphic Packaging Holding Co.	51,886	863,902

Distributors 0.7%
Pool Corp.	10,911	2,317,278

Diversified Consumer Services 2.1%
Adtalem Global Education, Inc.*	7,900	276,263
American Public Education, Inc.*	32,642	894,064
Bright Horizons Family Solutions, Inc.*	11,769	1,768,764
Houghton Mifflin Harcourt Co.*	205,847	1,286,544
Regis Corp.* (a)	38,858	694,392
Strategic Education, Inc.	10,970	1,743,133

		6,663,160

Diversified Financial Services 0.2%
Marlin Business Services Corp.	1,977	43,454
Voya Financial, Inc.	11,800	719,564

		763,018

10

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Electric Utilities 1.6%
ALLETE, Inc.	15,060	$1,222,420
Genie Energy Ltd., Class B	5,518	42,654
PNM Resources, Inc.	33,060	1,676,473
Portland General Electric Co.	35,300	1,969,387

		4,910,934

Electrical Equipment 0.5%
Generac Holdings, Inc.*	7,965	801,199
Powell Industries, Inc.	14,889	729,412

		1,530,611

Electronic Equipment, Instruments & Components 2.1%
Arlo Technologies, Inc.*	148,578	625,513
Avnet, Inc.	14,500	615,380
Bel Fuse, Inc., Class B	11,523	236,222
Benchmark Electronics, Inc.	84,641	2,908,265
Daktronics, Inc. (a)	42,505	258,855
Jabil, Inc.	23,400	967,122
Novanta, Inc.*	9,623	851,058
ScanSource, Inc.*	1,455	53,762

		6,516,177

Energy Equipment & Services 0.7%
Exterran Corp.*	35,481	277,816
Forum Energy Technologies, Inc.*	3,290	5,527
Gulf Island Fabrication, Inc.*	4,262	21,608
Matrix Service Co.*	39,725	908,909
NexTier Oilfield Solutions, Inc.*	11,752	78,738
Parker Drilling Co.*	3,136	70,560
SEACOR Holdings, Inc.*	15,984	689,710

		2,052,868

Entertainment 1.2%
Madison Square Garden Co. (The), Class A*	1,830	538,368
Roku, Inc.* (a)	10,353	1,386,266
Rosetta Stone, Inc.* (a)	45,947	833,479
Zynga, Inc., Class A*	178,892	1,094,819

		3,852,932

Equity Real Estate Investment Trusts (REITs) 5.0%
Alexander & Baldwin, Inc.	9,293	194,781
Americold Realty Trust	19,221	673,888
Braemar Hotels & Resorts, Inc.	13,701	122,350
Camden Property Trust	6,900	732,090
Chatham Lodging Trust	76,523	1,403,432
CorePoint Lodging, Inc.	102,579	1,095,544
CoreSite Realty Corp.	4,733	530,664
DiamondRock Hospitality Co.	190,491	2,110,640
Equity Commonwealth	14,200	466,186
First Industrial Realty Trust, Inc.	30,346	1,259,662
Franklin Street Properties Corp.	40,500	346,680
Getty Realty Corp.	11,624	382,081
Investors Real Estate Trust	17,137	1,242,433
Retail Value, Inc.	20,202	743,434
SITE Centers Corp.	45,855	642,887
Spirit Realty Capital, Inc.	9,100	447,538
Sunstone Hotel Investors, Inc.	185,339	2,579,918
Xenia Hotels & Resorts, Inc.	29,234	631,747

		15,605,955

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Food & Staples Retailing 0.3%
Grocery Outlet Holding Corp.*	15,911	$516,312
SpartanNash Co.	21,065	299,966

		816,278

Food Products 1.7%
Farmer Brothers Co.*	24,719	372,268
Fresh Del Monte Produce, Inc.	20,604	720,728
Freshpet, Inc.*	28,269	1,670,415
Post Holdings, Inc.*	2,000	218,200
Sanderson Farms, Inc.	5,427	956,346
Simply Good Foods Co. (The)* (a)	53,492	1,526,662

		5,464,619

Gas Utilities 1.6%
Northwest Natural Holding Co. (a)	12,996	958,195
ONE Gas, Inc.	14,655	1,371,268
Southwest Gas Holdings, Inc.	33,824	2,569,610

		4,899,073

Health Care Equipment & Supplies 3.9%
CryoPort, Inc.* (a)	25,197	414,743
Endologix, Inc.* (a)	39,391	62,238
Haemonetics Corp.*	8,639	992,621
Insulet Corp.*	13,284	2,274,222
iRhythm Technologies, Inc.* (a)	12,237	833,217
LivaNova plc*	21,300	1,606,659
Masimo Corp.*	12,891	2,037,551
Novocure Ltd.*	10,971	924,526
Orthofix Medical, Inc.*	15,451	713,527
Penumbra, Inc.* (a)	4,548	747,100
RTI Surgical Holdings, Inc.* (a)	1,800	4,932
SeaSpine Holdings Corp.*	600	7,206
Tandem Diabetes Care, Inc.* (a)	13,027	776,539
Varex Imaging Corp.*	28,229	841,506

		12,236,587

Health Care Providers & Services 2.0%
Addus HomeCare Corp.*	9,724	945,367
Amedisys, Inc.*	6,004	1,002,188
Brookdale Senior Living, Inc.*	100	727
Cross Country Healthcare, Inc.*	53,410	620,624
HealthEquity, Inc.*	10,759	796,919
Magellan Health, Inc.*	25,451	1,991,541
Molina Healthcare, Inc.*	2,810	381,289
Owens & Minor, Inc. (a)	130,253	673,408

		6,412,063

Health Care Technology 2.0%
Allscripts Healthcare Solutions, Inc.* (a)	232,500	2,281,987
Computer Programs & Systems, Inc.	24,461	645,770
Inspire Medical Systems, Inc.* (a)	14,734	1,093,410
Omnicell, Inc.*	11,433	934,305
Phreesia, Inc.*	10,298	274,339
Teladoc Health, Inc.* (a)	12,536	1,049,514

		6,279,325

Hotels, Restaurants & Leisure 2.1%
Choice Hotels International, Inc. (a)	10,794	1,116,423
Churchill Downs, Inc. (a)	4,402	603,954
Fiesta Restaurant Group, Inc.* (a)	72,381	715,848
Habit Restaurants, Inc. (The), Class A* (a)	58,015	605,096
Planet Fitness, Inc., Class A*	19,908	1,486,730

11

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Hotels, Restaurants & Leisure (continued)
Potbelly Corp.*	45,428	$191,706
Wingstop, Inc.	21,568	1,859,810

		6,579,567

Household Durables 0.7%
Bassett Furniture Industries, Inc.	7,434	123,999
GoPro, Inc., Class A* (a)	188,104	816,371
Hooker Furniture Corp. (a)	27,071	695,454
TopBuild Corp.*	4,858	500,763

		2,136,587

Household Products 0.4%
Central Garden & Pet Co., Class A*	39,556	1,161,364

Independent Power and Renewable Electricity Producers 0.2%
NRG Energy, Inc.	13,900	552,525

Insurance 3.9%
American Equity Investment Life Holding Co.	23,227	695,184
Brighthouse Financial, Inc.*	6,439	252,602
Donegal Group, Inc., Class A	4,400	65,208
eHealth, Inc.* (a)	8,715	837,337
Employers Holdings, Inc. (a)	39,424	1,645,951
FedNat Holding Co.	6,779	112,735
Hallmark Financial Services, Inc.*	30,464	535,252
HCI Group, Inc. (a)	15,438	704,745
Heritage Insurance Holdings, Inc. (a)	102,373	1,356,442
Kemper Corp.	4,877	377,968
Kinsale Capital Group, Inc. (a)	7,051	716,805
National General Holdings Corp.	34,956	772,528
Primerica, Inc.	8,306	1,084,431
Protective Insurance Corp., Class B	3,984	64,103
Reinsurance Group of America, Inc.	7,060	1,151,204
Stewart Information Services Corp.	34,546	1,409,131
United Insurance Holdings Corp.	31,794	400,922

		12,182,548

Interactive Media & Services 0.5%
Care.com, Inc.*	4,552	68,417
Meet Group, Inc. (The)* (a)	123,822	620,348
TrueCar, Inc.* (a)	163,398	776,140

		1,464,905

Internet & Direct Marketing Retail 0.3%
Quotient Technology, Inc.*	81,875	807,288

IT Services 1.9%
Euronet Worldwide, Inc.*	6,848	1,078,971
KBR, Inc.	36,678	1,118,679
ManTech International Corp., Class A	17,388	1,388,953
MongoDB, Inc.* (a)	10,790	1,420,072
Unisys Corp.* (a)	71,343	846,128

		5,852,803

Leisure Products 0.6%
Nautilus, Inc.*	79,051	138,339
Vista Outdoor, Inc.* (a)	218,719	1,636,018

		1,774,357

Life Sciences Tools & Services 2.6%
10X Genomics, Inc., Class A*	3,608	275,110
Adaptive Biotechnologies Corp.* (a)	3,923	117,376
Bio-Techne Corp.	10,165	2,231,319

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Life Sciences Tools & Services (continued)
Medpace Holdings, Inc.*	11,785	$990,647
NeoGenomics, Inc.*	20,999	614,221
PRA Health Sciences, Inc.*	13,141	1,460,622
Repligen Corp.* (a)	27,956	2,585,930

		8,275,225

Machinery 5.7%
AGCO Corp.	23,400	1,807,650
Astec Industries, Inc.	16,256	682,752
Briggs & Stratton Corp. (a)	159,171	1,060,079
Chart Industries, Inc.* (a)	16,660	1,124,383
Commercial Vehicle Group, Inc.*	73,493	466,681
Federal Signal Corp.	23,402	754,715
Hyster-Yale Materials Handling, Inc. (a)	14,313	843,894
ITT, Inc.	15,248	1,126,980
John Bean Technologies Corp. (a)	5,252	591,690
LB Foster Co., Class A*	7,518	145,699
Manitowoc Co., Inc. (The)*	106,130	1,857,275
Navistar International Corp.*	39,700	1,148,918
Park-Ohio Holdings Corp.	5,942	199,948
RBC Bearings, Inc.* (a)	9,353	1,480,954
REV Group, Inc.	54,647	668,333
Spartan Motors, Inc.	7,363	133,123
SPX Corp.*	8,025	408,312
Terex Corp.	74,600	2,221,587
Titan International, Inc. (a)	65,356	236,589
Woodward, Inc.	9,140	1,082,542

		18,042,104

Media 1.3%
Cable One, Inc.	1,189	1,769,790
comScore, Inc.* (a)	202,756	1,001,615
Marchex, Inc., Class B*	17,602	66,536
Mode Media M-1 Escrow*^¥	2,754	0
Scholastic Corp.	29,146	1,120,664
Tribune Publishing Co.	14,807	194,860

		4,153,465

Metals & Mining 0.5%
Olympic Steel, Inc.	15,800	283,136
Ryerson Holding Corp.*	8,800	104,104
Schnitzer Steel Industries, Inc., Class A	48,479	1,051,025
TimkenSteel Corp.*	10,084	79,260

		1,517,525

Multiline Retail 0.3%
JC Penney Co., Inc.* (a)	497,583	557,293
Ollie’s Bargain Outlet Holdings, Inc.* (a)	7,727	504,650

		1,061,943

Multi-Utilities 0.6%
Avista Corp.	39,176	1,883,974

Oil, Gas & Consumable Fuels 4.3%
Amplify Energy Corp. (a)	19,338	127,824
Arch Coal, Inc., Class A (a)	29,700	2,130,678
Berry Petroleum Corp.	129,788	1,223,901
CONSOL Energy, Inc.*	6,500	94,315
Delek US Holdings, Inc. (a)	54,273	1,819,774
Green Plains, Inc. (a)	94,265	1,454,509
Matador Resources Co.* (a)	34,430	618,707
Par Pacific Holdings, Inc.* (a)	71,529	1,662,334

12

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
Peabody Energy Corp. (a)	43,324	$395,115
Renewable Energy Group, Inc.* (a)	14,967	403,361
Talos Energy, Inc.* (a)	38,125	1,149,469
World Fuel Services Corp.	56,189	2,439,725

		13,519,712

Paper & Forest Products 0.9%
Boise Cascade Co.	45,357	1,656,891
PH Glatfelter Co. (a)	47,336	866,249
Verso Corp., Class A*	8,900	160,467

		2,683,607

Pharmaceuticals 0.5%
Akorn, Inc.*	54,857	82,286
Assertio Therapeutics, Inc.* (a)	254,817	318,521
Endo International plc*	105,886	496,605
Intra-Cellular Therapies, Inc.* (a)	16,064	551,156
Lannett Co., Inc.*	18,132	159,924
Menlo Therapeutics, Inc.*	5,972	27,710
Osmotica Pharmaceuticals plc* (a)	7,800	54,522

		1,690,724

Professional Services 1.2%
Kelly Services, Inc., Class A (a)	67,611	1,526,657
ManpowerGroup, Inc.	8,300	805,930
TrueBlue, Inc.*	62,369	1,500,598

		3,833,185

Real Estate Management & Development 0.2%
Altisource Portfolio Solutions SA* (a)	4,603	88,976
Consolidated-Tomoka Land Co.	5,885	354,983
Forestar Group, Inc.*	7,825	163,151

		607,110

Road & Rail 0.6%
ArcBest Corp.	51,120	1,410,912
Saia, Inc.* (a)	5,315	494,933

		1,905,845

Semiconductors & Semiconductor Equipment 5.0%
Alpha & Omega Semiconductor Ltd.*	23,103	314,663
Cirrus Logic, Inc.* (a)	47,050	3,877,391
Entegris, Inc.	16,445	823,730
Kopin Corp.*	35,671	14,308
Lattice Semiconductor Corp.*	68,343	1,308,085
MKS Instruments, Inc.	11,344	1,247,953
Monolithic Power Systems, Inc.	12,492	2,223,826
NeoPhotonics Corp.*	29,800	262,836
Pixelworks, Inc.*	48,532	190,245
Silicon Laboratories, Inc.*	6,347	736,125
SMART Global Holdings, Inc.*	8,122	308,149
Synaptics, Inc.* (a)	50,837	3,343,549
Veeco Instruments, Inc.*	66,261	973,043

		15,623,903

Software 5.5%
Alteryx, Inc., Class A* (a)	11,847	1,185,529
Anaplan, Inc.*	25,115	1,316,026
Avalara, Inc.*	11,519	843,767
Bill.Com Holdings, Inc.*	1,016	38,659
Coupa Software, Inc.* (a)	14,407	2,107,024
HubSpot, Inc.*	6,631	1,051,014

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Software (continued)
Paylocity Holding Corp.*	13,337	$1,611,376
Q2 Holdings, Inc.* (a)	17,032	1,380,955
QAD, Inc., Class A	1,400	71,302
Rapid7, Inc.* (a)	18,595	1,041,692
RingCentral, Inc., Class A* (a)	12,411	2,093,363
Synchronoss Technologies, Inc.* (a)	75,280	357,580
Telenav, Inc.* (a)	48,933	237,814
TiVo Corp.	197,983	1,678,896
Trade Desk, Inc. (The), Class A* (a)	8,530	2,215,923

		17,230,920

Specialty Retail 0.9%
Boot Barn Holdings, Inc.* (a)	43,514	1,937,678
Haverty Furniture Cos., Inc. (a)	900	18,144
Lithia Motors, Inc., Class A	2,551	374,997
MarineMax, Inc.*	6,666	111,256
Sonic Automotive, Inc., Class A	7,878	244,218

		2,686,293

Technology Hardware, Storage & Peripherals 0.4%
Diebold Nixdorf, Inc.* (a)	24,812	262,015
Intevac, Inc.*	8,356	58,993
Stratasys Ltd.* (a)	43,545	880,698

		1,201,706

Thrifts & Mortgage Finance 1.8%
Bridgewater Bancshares, Inc.*	11,113	153,137
First Defiance Financial Corp.	13,120	413,149
Flagstar Bancorp, Inc.	18,392	703,494
Home Bancorp, Inc.	1,500	58,785
HomeStreet, Inc.* (a)	23,863	811,342
Merchants Bancorp	10,957	215,962
Meridian Bancorp, Inc.	29,600	594,664
OP Bancorp	6,876	71,304
Riverview Bancorp, Inc.	5,600	45,976
Territorial Bancorp, Inc.	1,928	59,652
TrustCo Bank Corp.	113,689	985,684
United Community Financial Corp.	2,253	26,270
Washington Federal, Inc.	44,836	1,643,240

		5,782,659

Trading Companies & Distributors 1.1%
Foundation Building Materials, Inc.* (a)	33,171	641,859
Herc Holdings, Inc.* (a)	29,690	1,453,028
MRC Global, Inc.*	5,523	75,334
Veritiv Corp.*	24,470	481,325
WESCO International, Inc.* (a)	11,300	671,107

		3,322,653

		303,219,249

Total Common Stocks (cost $279,996,049)		309,954,243

Preferred Stock 0.0%†
UNITED STATES 0.0%†
Media 0.0%†
Mode Media Corp., Series M-1*^¥	19,276	0

Total Preferred Stock (cost $100,042)		0

13

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Company Fund (Continued)

Corporate Bonds 0.0%†

	Principal Amount	Value

UNITED STATES 0.0%†
Media 0.0%†
Mode Media Corp., 9.00%, 12/02/14^¥	$42,256	$0
Mode Media, Inc., 9.00%, 12/02/14^¥	1,544	0

Total Corporate Bonds (cost $43,259)		0

Rights 0.0%†

	Number of Rights

UNITED STATES 0.0%†
IT Services 0.0%†
BancTec, Inc., CVR0*^¥	36,134	0

Total Rights (cost $—)		0

Repurchase Agreements 10.9%

	Principal Amount

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $3,207,666, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $3,271,534. (b)(c)	$3,207,386	3,207,386
BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $4,004,584, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $4,080,000. (b)(c)	4,000,000	4,000,000
Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $3,048,363, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $3,060,000. (b)(c)(d)	3,000,000	3,000,000
NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $10,003,073, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $10,200,891. (b)(c)	10,000,000	10,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $7,000,603, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $7,140,000. (b)(c)	$7,000,000	$7,000,000
Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $7,000,646, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $7,140,004. (b)(c)	7,000,000	7,000,000

Total Repurchase Agreements (cost $34,207,386)		34,207,386

Total Investments (cost $314,346,736) — 109.9%		344,161,629

Liabilities in excess of other assets — (9.9)%		(30,917,856)

NET ASSETS — 100.0%		$313,243,773

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 was $59,746,294, which was collateralized by cash used to purchase repurchase agreements with a total value of $34,207,386 and by $27,230,716 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.13%, and maturity dates ranging from 1/7/2020 - 2/15/2049, a total value of $61,438,102.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2019 was $34,207,386.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2019. The maturity date represents the actual maturity date.

CVR	Contingent Value Rights

14

Statement of Investments (Continued)

December 31, 2019

NVIT Multi-Manager Small Company Fund (Continued)

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2019

NVIT Multi-Manager Small Company Fund
Assets:
Investment securities, at value* (cost $280,139,350)	$309,954,243
Repurchase agreement, at value (cost $34,207,386)	34,207,386
Cash	3,164,459
Foreign currencies, at value (cost $1)	1
Interest and dividends receivable	427,799
Security lending income receivable	11,575
Receivable for investments sold	340,823
Receivable for capital shares issued	55,341
Reclaims receivable	3,188
Prepaid expenses	521

Total Assets	348,165,336

Liabilities:
Payable for investments purchased	321,137
Payable for capital shares redeemed	49,279
Payable upon return of securities loaned (Note 2)	34,207,386
Accrued expenses and other payables:
Investment advisory fees	217,716
Fund administration fees	28,919
Distribution fees	9,663
Administrative servicing fees	45,561
Accounting and transfer agent fees	1,390
Trustee fees	100
Custodian fees	6,407
Compliance program costs (Note 3)	313
Professional fees	24,806
Printing fees	3,999
Other	4,887

Total Liabilities	34,921,563

Net Assets	$313,243,773

Represented by:
Capital	$272,227,150
Total distributable earnings (loss)	41,016,623

Net Assets	$313,243,773

Net Assets:
Class I Shares	$246,025,648
Class II Shares	46,017,820
Class IV Shares	21,200,305

Total	$313,243,773

16

Statement of Assets and Liabilities (Continued)

December 31, 2019

NVIT Multi-Manager Small Company Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	14,456,975
Class II Shares	2,939,449
Class IV Shares	1,247,361

Total	18,643,785

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$17.02
Class II Shares	$15.66
Class IV Shares	$17.00

*	Includes value of securities on loan of $59,746,294 (Note 2).

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2019

NVIT Multi-Manager Small Company Fund
INVESTMENT INCOME:
Dividend income	$3,454,470
Income from securities lending (Note 2)	109,374
Interest income	92,672
Foreign tax withholding	(5,935)

Total Income	3,650,581

EXPENSES:
Investment advisory fees	2,658,000
Fund administration fees	158,348
Distribution fees Class II Shares	111,052
Administrative servicing fees Class I Shares	367,585
Administrative servicing fees Class II Shares	66,632
Administrative servicing fees Class IV Shares	30,605
Professional fees	56,345
Printing fees	45,038
Trustee fees	11,034
Custodian fees	12,726
Accounting and transfer agent fees	1,818
Compliance program costs (Note 3)	1,251
Other	6,048

Total expenses before fees waived	3,526,482

Investment advisory fees waived (Note 3)	(71,268)

Net Expenses	3,455,214

NET INVESTMENT INCOME	195,367

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	11,588,529
Foreign currency transactions (Note 2)	1

Net realized gains	11,588,530

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	57,838,489
Translation of assets and liabilities denominated in foreign currencies	(54)

Net change in unrealized appreciation/depreciation	57,838,435

Net realized/unrealized gains	69,426,965

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$69,622,332

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Company Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income/(loss)	$195,367	$(102,787)
Net realized gains	11,588,530	36,280,466
Net change in unrealized appreciation/depreciation	57,838,435	(76,205,238)

Change in net assets resulting from operations	69,622,332	(40,027,559)

Distributions to Shareholders From:
Distributable earnings:
Class I	(27,551,707)	(65,055,161)
Class II	(5,321,797)	(12,051,042)
Class IV	(2,306,660)	(5,278,909)

Change in net assets from shareholder distributions	(35,180,164)	(82,385,112)

Change in net assets from capital transactions	(3,392,095)	48,055,374

Change in net assets	31,050,073	(74,357,297)

Net Assets:
Beginning of year	282,193,700	356,550,997

End of year	$313,243,773	$282,193,700

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$13,622,914	$13,405,313
Dividends reinvested	27,551,707	65,055,161
Cost of shares redeemed	(47,931,107)	(40,590,791)

Total Class I Shares	(6,756,486)	37,869,683

Class II Shares
Proceeds from shares issued	3,730,489	2,157,183
Dividends reinvested	5,321,797	12,051,042
Cost of shares redeemed	(6,308,746)	(7,685,988)

Total Class II Shares	2,743,540	6,522,237

Class IV Shares
Proceeds from shares issued	741,292	614,001
Dividends reinvested	2,306,660	5,278,909
Cost of shares redeemed	(2,427,101)	(2,229,456)

Total Class IV Shares	620,851	3,663,454

Change in net assets from capital transactions	$(3,392,095)	$48,055,374

SHARE TRANSACTIONS:
Class I Shares
Issued	779,604	662,606
Reinvested	1,758,731	3,353,359
Redeemed	(2,769,009)	(1,879,368)

Total Class I Shares	(230,674)	2,136,597

19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Company Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018

SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	243,304	111,932
Reinvested	369,313	666,909
Redeemed	(391,165)	(385,272)

Total Class II Shares	221,452	393,569

Class IV Shares
Issued	44,139	33,680
Reinvested	147,425	272,390
Redeemed	(141,176)	(104,445)

Total Class IV Shares	50,388	201,625

Total change in shares	41,166	2,731,791

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Company Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2019	$15.33	0.02	3.73	3.75	(0.01)	(2.05)	(2.06)	$17.02	25.65%		$246,025,648	1.08%	0.10%		1.10%	73.21%
Year Ended December 31, 2018	$22.64	–	(1.68)	(1.68)	–	(5.63)	(5.63)	$15.33	(12.63%	)	$225,095,575	1.07%	0.01%		1.09%	128.18%
Year Ended December 31, 2017	$21.47	–	2.72	2.72	–	(1.55)	(1.55)	$22.64	13.49%		$284,126,029	1.06%	(0.01%	)	1.08%	161.14%
Year Ended December 31, 2016	$20.59	0.07	4.21	4.28	(0.06)	(3.34)	(3.40)	$21.47	22.83%		$280,764,253	1.08%	0.36%		1.10%	83.36%
Year Ended December 31, 2015	$23.45	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	$20.59	(1.63%	)	$256,333,386	1.08%	0.36%		1.09%	90.36%

Class II Shares
Year Ended December 31, 2019	$14.27	(0.02)	3.46	3.44	–	(2.05)	(2.05)	$15.66	25.35%		$46,017,820	1.33%	(0.15%	)	1.35%	73.21%
Year Ended December 31, 2018	$21.47	(0.05)	(1.52)	(1.57)	–	(5.63)	(5.63)	$14.27	(12.83%	)	$38,773,553	1.32%	(0.25%	)	1.34%	128.18%
Year Ended December 31, 2017	$20.49	(0.05)	2.58	2.53	–	(1.55)	(1.55)	$21.47	13.20%		$49,909,734	1.31%	(0.26%	)	1.33%	161.14%
Year Ended December 31, 2016	$19.80	0.02	4.03	4.05	(0.02)	(3.34)	(3.36)	$20.49	22.54%		$47,222,837	1.33%	0.11%		1.35%	83.36%
Year Ended December 31, 2015	$22.66	0.02	(0.43)	(0.41)	(0.03)	(2.42)	(2.45)	$19.80	(1.94%	)(g)	$43,335,739	1.33%	0.11%		1.34%	90.36%

Class IV Shares
Year Ended December 31, 2019	$15.31	0.02	3.73	3.75	(0.01)	(2.05)	(2.06)	$17.00	25.69%		$21,200,305	1.08%	0.10%		1.10%	73.21%
Year Ended December 31, 2018	$22.62	–	(1.68)	(1.68)	–	(5.63)	(5.63)	$15.31	(12.64%	)	$18,324,572	1.07%	0.01%		1.09%	128.18%
Year Ended December 31, 2017	$21.45	–	2.72	2.72	–	(1.55)	(1.55)	$22.62	13.50%		$22,515,234	1.06%	(0.01%	)	1.08%	161.14%
Year Ended December 31, 2016	$20.58	0.07	4.20	4.27	(0.06)	(3.34)	(3.40)	$21.45	22.79%		$21,399,542	1.08%	0.36%		1.10%	83.36%
Year Ended December 31, 2015	$23.44	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	$20.58	(1.63%	)	$19,423,985	1.08%	0.36%		1.09%	90.36%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

22

Notes to Financial Statements (Continued)

December 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value

23

Notes to Financial Statements (Continued)

December 31, 2019

or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$4,205,368	$—	$—	$4,205,368
Air Freight & Logistics	1,120,052	—	—	1,120,052
Auto Components	4,884,580	—	—	4,884,580
Banks	35,753,793	—	—	35,753,793
Biotechnology	8,777,253	—	—	8,777,253
Building Products	3,818,514	—	—	3,818,514
Capital Markets	6,635,055	—	—	6,635,055
Chemicals	7,995,380	—	—	7,995,380

24

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Commercial Services & Supplies	$5,163,242	$—	$—	$5,163,242
Communications Equipment	6,260,868	—	—	6,260,868
Construction & Engineering	1,433,130	—	—	1,433,130
Construction Materials	261,753	—	—	261,753
Consumer Finance	1,568,397	—	—	1,568,397
Containers & Packaging	863,902	—	—	863,902
Distributors	2,317,278	—	—	2,317,278
Diversified Consumer Services	6,663,160	—	—	6,663,160
Diversified Financial Services	763,018	—	—	763,018
Electric Utilities	4,910,934	—	—	4,910,934
Electrical Equipment	1,530,611	—	—	1,530,611
Electronic Equipment, Instruments & Components	6,516,177	—	—	6,516,177
Energy Equipment & Services	2,052,868	—	—	2,052,868
Entertainment	3,852,932	—	—	3,852,932
Equity Real Estate Investment Trusts (REITs)	15,605,955	—	—	15,605,955
Food & Staples Retailing	816,278	—	—	816,278
Food Products	5,464,619	—	—	5,464,619
Gas Utilities	4,899,073	—	—	4,899,073
Health Care Equipment & Supplies	12,236,587	—	—	12,236,587
Health Care Providers & Services	6,999,047	—	—	6,999,047
Health Care Technology	6,279,325	—	—	6,279,325
Hotels, Restaurants & Leisure	6,579,567	—	—	6,579,567
Household Durables	2,136,587	—	—	2,136,587
Household Products	1,161,364	—	—	1,161,364
Independent Power and Renewable Electricity Producers	552,525	—	—	552,525
Insurance	12,631,489	—	—	12,631,489
Interactive Media & Services	1,464,905	—	—	1,464,905
Internet & Direct Marketing Retail	807,288	—	—	807,288
IT Services	5,852,803	—	—	5,852,803
Leisure Products	1,774,357	—	—	1,774,357
Life Sciences Tools & Services	8,275,225	—	—	8,275,225
Machinery	19,108,985	—	—	19,108,985
Media	4,736,837	—	—	4,736,837
Metals & Mining	1,517,525	—	—	1,517,525
Multiline Retail	1,061,943	—	—	1,061,943
Multi-Utilities	1,883,974	—	—	1,883,974
Oil, Gas & Consumable Fuels	13,519,712	—	—	13,519,712
Paper & Forest Products	2,683,607	—	—	2,683,607
Pharmaceuticals	1,690,724	—	—	1,690,724
Professional Services	3,833,185	—	—	3,833,185
Real Estate Management & Development	607,110	—	—	607,110
Road & Rail	1,905,845	—	—	1,905,845
Semiconductors & Semiconductor Equipment	15,623,903	—	—	15,623,903
Software	17,902,323	—	—	17,902,323
Specialty Retail	2,686,293	—	—	2,686,293
Technology Hardware, Storage & Peripherals	1,201,706	—	—	1,201,706
Thrifts & Mortgage Finance	5,782,659	—	—	5,782,659
Trading Companies & Distributors	3,322,653	—	—	3,322,653
Total Common Stocks	$309,954,243	$—	$—	$309,954,243

25

Notes to Financial Statements (Continued)

December 31, 2019

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$—	$—	$—
Preferred Stock	—	—	—	—
Repurchase Agreements	—	34,207,386	—	34,207,386
Right	—	—	—	—
Total	$309,954,243	$34,207,386	$—	$344,161,629

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

As of December 31, 2019, the Fund held two corporate bond, three common stock, one preferred stock and one rights investment that were categorized as Level 3 investments which were each valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the

26

Notes to Financial Statements (Continued)

December 31, 2019

Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2019, were $34,207,386, which was comprised of repurchase agreements purchased with cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the noncash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The

27

Notes to Financial Statements (Continued)

December 31, 2019

underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2019, the joint repos on a gross basis were as follows:

Bank of America NA, 1.57%, dated 12/31/2019, due 1/2/2020, repurchase price $61,185,693, collateralized by U.S. Government Agency Securities, 3.00%, maturing 12/20/2042; total market value $62,403,964.

BofA Securities, Inc., 1.65%, dated 12/13/2019, due 1/7/2020, repurchase price $99,614,010, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 3.50%, maturing 10/25/2027 - 10/15/2058; total market value $101,490,000.

Deutsche Bank Securities, Inc., 1.59%, dated 1/7/2019, due 1/7/2020, repurchase price $116,853,896, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.13%, maturing 4/30/2020 - 8/15/2044; total market value $117,300,013.

NatWest Markets Securities, Inc., 1.58%, dated 12/31/2019, due 1/7/2020, repurchase price $200,061,444, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 6.63%, maturing 7/15/2020 - 5/15/2039; total market value $204,017,820.

Nomura Securities International, Inc., 1.55%, dated 12/31/2019, due 1/2/2020, repurchase price $42,452,855, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.38%, maturing 2/15/2020 - 8/15/2049; total market value $43,298,184.

Pershing LLC, 1.66%, dated 12/31/2019, due 1/2/2020, repurchase price $44,765,128, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 10.50%, maturing 1/2/2020 - 11/20/2069; total market value $45,656,248.

At December 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$3,207,386	$—	$3,207,386	$(3,207,386)	$—
BofA Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
Deutsche Bank Securities, Inc.	3,000,000	—	3,000,000	(3,000,000)	—
NatWest Markets Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Nomura Securities International, Inc.	7,000,000	—	7,000,000	(7,000,000)	—
Pershing LLC	7,000,000	—	7,000,000	(7,000,000)	—
Total	$34,207,386	$—	$34,207,386	$(34,207,386)	$—

28

Notes to Financial Statements (Continued)

December 31, 2019

Amounts designated as “—” are zero.

*

At December 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as

29

Notes to Financial Statements (Continued)

December 31, 2019

of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2019, the Fund had no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the

30

Notes to Financial Statements (Continued)

December 31, 2019

subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Invesco Advisers, Inc.(a)
Jacobs Levy Equity Management, Inc.
(a)	Effective May 28, 2019, Invesco Advisers, Inc. (“Invesco”) replaced Oppenheimer Funds, Inc. (“Oppenheimer”) as subadviser of the Fund due to the completion of Oppenheimer acquisition by Invesco.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.885%
$200 million and more	0.835%

The Trust and NFA have entered into a written contract waiving 0.023% of investment advisory fees of the Fund until April 30, 2020. During the year ended December 31, 2019, the waiver of such investment advisory fees by NFA amounted to $71,268, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2019, the Fund’s effective advisory fee rate before contractual fee waivers was 0.86%, and after contractual fee waivers was 0.83%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2019, NFM earned $158,348, in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

31

Notes to Financial Statements (Continued)

December 31, 2019

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2019, the Fund’s portion of such costs amounted to $1,251.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2019, the effective rate for administrative services fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $464,822.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended December 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions

32

Notes to Financial Statements (Continued)

December 31, 2019

in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2019, the Fund had purchases of $223,026,256 and sales of $258,239,427 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as

33

Notes to Financial Statements (Continued)

December 31, 2019

of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,518,507	$32,661,657	$35,180,164	$—	$35,180,164

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$28,984,368	$53,400,744	$82,385,112	$—	$82,385,112

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$128,727	$11,793,729	$11,922,456	$—	$29,094,167	$41,016,623

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$315,066,913	$47,993,608	$(18,898,892)	$29,094,716

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Small Company Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

35

Supplemental Information

December 31, 2019 (Unaudited)

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager Small Company Fund

Continuation of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2019 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information for the past three years.

●

Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2019) compared with performance universes created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense universes created by Broadridge of similar or peer group funds (a “Broadridge expense group”). An independent consultant retained by the Board provided input to Broadridge as to the composition of the various performance and expense universes and peer funds.

●	Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements.

●

Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.

The Trustees met in person with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October, and telephonically in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted

36

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

supplemental information requests to the Adviser following each meeting.

At the Trustees’ regular quarterly meeting in December 2019, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel. At that meeting, representatives of the Adviser made a number of presentations to the Trustees in response to questions previously submitted to the Adviser by the Trustees, and provided additional information.

The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and Sub-Adviser (if applicable). In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.

●	The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities.

●	The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the Sub-Advisers.

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for the each of the Funds and the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods.

The Trustees considered that each of NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, and NVIT Multi-Manager Mid Cap Value was shown to pay actual management fees and to have a total expense ratio at a level equal to or lower than their peer group medians and, except in the case of NVIT Multi-Manager Mid Cap Value Fund, to have experienced three-year performance more favorable than its peer group median or within the third quintile of its peer group. In the case of the NVIT Multi-Manager Mid Cap Value Fund, the Trustees

37

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

considered that, although the Fund’s performance was in the fourth quartile of the Fund’s peer group for the three-year period, it was less than one percentage point below the peer group median, and the Fund’s performance had improved to the second quartile for the one-year period ended the same date. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of these Funds was consistent with the continuation of the Fund’s advisory agreement.

As to NVIT Multi-Manager Mid Cap Growth Fund, the Trustees considered that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was at a level lower than its peer group median, although the Fund paid actual management fees at a rate higher than the median of its peers. The Trustees did not consider the actual management fee rate to be so high as to be inconsistent with the continuation of its Advisory Agreement in light of, among other things, the Fund’s total expense ratio and its three-year performance ranking in the first quintile of its peer group. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Fund’s expenses generally were consistent with continuation of the Fund’s Advisory Agreement.

The Trustees considered that NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund were shown to have total expense ratios at levels within a generally acceptable level above their peer group medians. The Trustees noted that each of these Funds paid actual management fees at rates higher than the median of their peers. However, the Trustees did not consider those rates to be so high as to be inconsistent with the continuation of the Advisory Agreements in light of, among other things, the Funds’ total expense ratios. The Trustees considered that, with respect to each of those Funds other than NVIT Multi-Manager Small

Company Fund, the Adviser had implemented a waiver effective October 1, 2019 to maintain each Fund’s net expense ratio at its current level for a term of 18 months due to the anticipated significant reduction of assets following redemptions from the Funds by a number of Nationwide funds-of-funds. The Trustees also considered hypothetical comparative expense information provided by the Adviser, in consultation with Broadridge and the independent consultant retained by the Board, which took into account this significant reduction of assets. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the expenses of each of these Funds generally were consistent with continuation of the Fund’s Advisory Agreements.

Based on information provided by Broadridge and the Adviser, the Trustees reviewed the total return investment performance of NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund as well as the performance of peer groups of funds over various time periods. The Trustees noted that NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Small Cap Growth Fund had achieved investment performance above the median of the funds in their peer groups for the three-year period ended June 30, 2019. They noted that NVIT Multi-Manager International Growth Fund had experienced performance in the fourth quintile of its peer group, but within one percentage point of the peer group median for the three-year period, and had achieved performance in the first quintile for the one-year period ended the same date. The Trustees considered, with respect to the remaining Fund, NVIT Multi-Manager Small Cap Value Fund, that in November 2019 the Adviser had terminated two of the Fund’s sub-advisers in light of the Fund’s performance and replaced them with two new sub-advisers that the Adviser considered to have the potential to improve

38

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

the Fund’s performance significantly. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Funds’ performance, and the Adviser’s explanation regarding the underperformance of certain Funds, and remedial activities taken in respect of NVIT Multi-Manager Small Cap Fund, were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints.

-        -        -

Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their in-person meeting in December 2019.

Other Federal Tax Information

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended December 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 85.84%.

The Fund designates $32,661,657, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

39

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

40

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

41

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

42

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

43

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

44

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

45

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

46

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

47

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

48

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

49

Annual Report

December 31, 2019

NVIT J.P. Morgan MozaicSM Multi-Asset Fund

AR-MOZ 2/20

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2020

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended December 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 31.5% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 22.0% and the MSCI Emerging Markets® Index returning 18.4%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in 10 of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth 3.1% in the first quarter of 2019, followed by 2.0% in the second quarter, 2.1% in the third quarter and an expected 1.8% in the fourth quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21%, but the full-year growth rate in 2019 was roughly flat, driven by weakness overseas and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed has entered a pause period, with the balance of risks roughly neutral between upside and downside. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 2.68% to 1.92% during the reporting period, and the 2-year Treasury yield dropping from 2.50% to 1.57%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.35% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of December 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	13.11%
Bloomberg Barclays Municipal Bond	7.54%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.03%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	10.95%
Bloomberg Barclays U.S. Aggregate Bond	8.72%
Bloomberg Barclays U.S. Corporate High Yield	14.32%
MSCI ACWI ex USA	21.51%
MSCI EAFE®	22.01%
MSCI Emerging Markets®	18.42%
Russell 1000® Growth	36.39%
Russell 1000® Value	26.54%
Russell 2000®	25.52%
S&P 500®	31.49%

Source: Morningstar

2

Fund Commentary	NVIT J.P. Morgan MozaicSM Multi-Asset Fund

For the period from the Fund’s inception on October 4, 2019, through December 31, 2019, the NVIT J.P. Morgan MozaicSM Fund (Class II) registered -0.85% versus -0.36% for its benchmark, the J.P. Morgan MozaicSM Index (Series F). Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Please note that the Fund has less than three months of performance history, so the following commentary provides limited insight.

Since the Fund’s inception on October 4, 2019, global equity markets steadily advanced on the back of continued accommodative policy from major central banks, a perceived progression in trade negotiations, and an improvement in economic data that had softened earlier in the year. In particular, the U.S. markets rallied with the S&P 500® Index and Nasdaq-100 Index (a measure of equity securities issued by 100 of the largest non-financial companies listed on the Nasdaq stock market) up 9.67% and 12.64%, respectively, for the period from October 4, 2019, through December 31, 2019. Positive sentiment around equity markets drove cyclical sectors to continue their rally over the period. The Technology sector rally accounted for more than one-third of U.S. equity market returns over this period.

On the other hand, fixed-income markets, despite a strong start to the year, lagged over the period as interest rates rallied. The U.S. Treasury 10-year increased from 1.51% to 1.92%, leading longer-duration indexes to detract from performance. Improved investor sentiment led to strong performance from U.S. corporate bonds.

In commodities, Energy rallied, led by oil, as the cooling in U.S.-China trade tensions improved the demand outlook for the commodity alongside a supportive announcement from OPEC on production cuts to curb concerns on oversupply. Industrials were nearly flat as copper rose higher but was offset by a decline in nickel. Meanwhile, Precious Metals rallied at the end of the reporting period to finish flat.

Equities were the largest contributor to Fund performance over the period as they were up substantially through the period. In particular, the Nasdaq-100 Index led the way based off the rally in the Technology sector. On the other hand, the rate sell-off caused long-duration fixed-income positioning to significantly detract from performance. The exposure to gold and silver had only a limited performance impact after a rebound late in December. The tables below highlight the top five contributors to and top five detractors from Fund performance for the period.

Contributors by Security (largest to smallest)
Security Name	Period Return (%)[1] from 10/4/19 to 12/31/19	Portfolio Impact (bps)	Explanation of Performance
TOPIX	10.18	210	Long trend benefited
Nasdaq 100	12.64	127	Long trend benefited
S&P 500	9.67	126	Long trend benefited
DAX	10.39	126	Long trend benefited
FTSE 100	6.23	102	Long trend benefited

1	Period return was calculated using the Bloomberg generic future contract

Detractors by Security (largest to smallest)
Security Name	Period Return (%)[1] from 10/4/19 to 12/31/19	Portfolio Impact (bps)	Explanation of Performance
Aust 10 Year Bond	-4.07	-161	Long trend detracted
US Ultra Bond	-6.65	-121	Long trend detracted
US Long Bond	-4.96	-114	Long trend detracted
Euro Bond	-3.18	-102	Long trend detracted
Long Gilt	-3.17	-81	Long trend detracted

1	Period return was calculated using the Bloomberg generic future contract

3

Fund Commentary (cont.)	NVIT J.P. Morgan MozaicSM Multi-Asset Fund

The Fund obtains access to benchmark constituents through index futures.

The Fund repositions its portfolio based on the markets that have outperformed on a relative basis, while staying diversified between selected constituents. The Fund is currently positioned long across most equity markets and would benefit from a global equity market rally.

Subadviser:

J.P. Morgan Investment Management Inc.

Portfolio Managers:

Alistair Lowe; Yazann Romahi, CFA;

Joe Staines, CFA; and Steven (Yegang) Wu

The Fund seeks to track the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile), commodities (which are considered highly volatile and speculative and can lose a significant portion of their value) and futures contracts (prices are more volatile than stocks and bonds and fluctuations in value can cause large losses to the Fund). The Fund may invest in other investment companies. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the other investment companies. The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies: i) are usually less stable in price and less liquid than larger, more-established companies; ii) are more vulnerable than larger companies to adverse business and economic developments; and iii) may have more-limited resources. The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund is subject to liquidity risk (the Fund may be more volatile than other mutual funds) and cash position risk (the Fund may miss investment opportunities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The J.P. Morgan MozaicSM Index (Series F) (“Index”) has been licensed to Nationwide Fund Advisors (the “Licensee”) for the Licensee’s benefit. Neither the Licensee nor the NVIT J.P. Morgan MozaicSM Multi-Asset Fund (the “Product”) is sponsored, operated, endorsed, recommended, sold or promoted by J.P. Morgan Securities LLC (“JPMS”) or any of its affiliates (other than J.P. Morgan Investment Management, in its capacity as the Sub-Adviser to the Product) (together and individually, “JPMorgan”). JPMorgan makes no representation and gives no warranty, express or implied, to contract owners taking exposure to the Product. Such persons should seek appropriate professional advice before making any investment. The Index has been designed and is compiled, calculated, maintained and sponsored by JPMS without regard to the Licensee, the Product or any contract owner. JPMorgan is under no obligation to continue compiling, calculating, maintaining or sponsoring the Index. JPMorgan may independently issue or sponsor other indices or products that are similar to and may compete with the Index and the Product. JPMorgan may also transact in assets referenced in the Index (or in financial instruments such as derivatives that reference those assets). These activities could have a positive or negative effect on the value of the Index and the Product.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Consolidated Fund Overview	NVIT J.P. Morgan MozaicSM Multi-Asset Fund

Asset Allocation1

Supranational	14.5%
Foreign Government Securities	10.5%
Corporate Bond	3.6%
Futures Contracts	(0.2)%
Other assets in excess of liabilities§	71.6%
100.0%

Top Industries2

Transportation Infrastructure	12.8%
Other Industries	87.2%
100.0%

Top Holdings2

SNCF Reseau, 2.00%, 10/13/2020	12.8%
Japan Bank for International Cooperation, 2.25%, 2/24/2020	12.8%
Asian Development Bank, 1.50%, 1/22/2020	12.7%
Council of Europe Development Bank, 1.63%, 3/10/2020	12.7%
Inter-American Development Bank, 3.88%, 2/14/2020	12.5%
European Investment Bank, 1.63%, 3/16/2020	12.5%
Tokyo Metropolitan Government Bond, 2.13%, 5/19/2020	12.4%
SFIL SA, 2.00%, 6/30/2020	11.6%
100.0%

Top Countries2

Japan	25.2%
France	24.4%
Other Countries	50.4%
100.0%

§	Please refer to the Consolidated Statement of Assets and Liabilities for additional details.

[1]	Percentages indicated are based upon net assets as of December 31, 2019.

[2]	Percentages indicated are based upon total investments as of December 31, 2019.

5

Fund Performance	NVIT J.P. Morgan MozaicSM Multi-Asset Fund

Average Annual Total Return1

(For periods ended December 31, 2019)

Inception[2]*
Class II	(0.85)%
Class Y	(0.70)%
J.P. Morgan MozaicSM Index (Series F)	(0.36)%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of October 4, 2019.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.17%	0.93%
Class Y	0.67%	0.43%

^

Current effective prospectus dated July 31, 2019 (as revised October 2, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through July 31, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT J.P. Morgan MozaicSM Multi-Asset Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT J.P. Morgan MozaicSM Multi-Asset Fund from inception through 12/31/19 versus the J.P. Morgan MozaicSM Index (Series F) for the same period. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Consolidated Shareholder Expense Example	NVIT J.P. Morgan MozaicSM Multi-Asset Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (October 7, 2019, commencement of operations) and continued to hold your shares at the end of the reporting period (December 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from October 7, 2019, commencement of operations through December 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from October 7, 2019, commencement of operations through December 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Consolidated Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT J.P. Morgan MozaicSM Multi-Asset Fund December 31, 2019			Beginning Account Value ($) 7/1/19	Ending Account Value ($) 12/31/19	Expenses Paid During Period ($) 7/1/19 - 12/31/19	Expense Ratio During Period (%) 7/1/19 - 12/31/19(a)
Class II Shares	Actual	(b)	1,000.00	995.50	2.19	0.93
	Hypothetical	(d)(c)	1,000.00	1,020.52	4.74	0.93
Class Y Shares	Actual	(b)	1,000.00	997.00	1.01	0.43
	Hypothetical	(d)(c)	1,000.00	1,023.04	2.19	0.43

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from October 7, 2019 through December 31, 2019 to reflect the period from commencement of operations.

(c)	Represents the hypothetical 5% return before expenses.

(d)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2019 through December 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

8

Consolidated Statement of Investments

December 31, 2019

NVIT J.P. Morgan MozaicSM Multi-Asset Fund

Corporate Bond 3.6%

	Principal Amount	Value

FRANCE 3.7%
Transportation Infrastructure 3.7%
SNCF Reseau, Reg. S, 2.00%, 10/13/2020	$220,000	$220,110

Total Corporate Bond (cost $220,253)		220,110

Foreign Government Securities 10.5%
FRANCE 3.3%
SFIL SA, Reg. S, 2.00%, 6/30/2020	200,000	200,081

JAPAN 7.2%
Japan Bank for International Cooperation, 2.25%, 2/24/2020	220,000	220,110
Tokyo Metropolitan Government Bond, Reg. S, 2.13%, 5/19/2020	215,000	214,858

		434,968

Total Foreign Government Securities (cost $635,399)		635,049

Supranational 14.5%
Asian Development Bank, 1.50%, 1/22/2020	220,000	219,960
Council of Europe Development Bank, 1.63%, 3/10/2020	220,000	219,930

Supranational (continued)

	Principal Amount	Value

European Investment Bank, 1.63%, 3/16/2020	$215,000	$214,927
Inter-American Development Bank, 3.88%, 2/14/2020	215,000	215,504

Total Supranational (cost $870,273)		870,321

Total Investments (cost $1,725,925) — 28.6%		1,725,480

Other assets in excess of liabilities — 71.4%		4,317,672

NET ASSETS — 100.0%		$6,043,152

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
Gold	50	2/2020	USD	761,550	27,642
Australia 10 Year Bond	24	3/2020	AUD	2,407,702	(40,911)
FTSE 100 Index	11	3/2020	GBP	1,092,649	14,408
Mini-DAX Index	12	3/2020	EUR	891,516	42
NASDAQ 100 E-Mini Index	40	3/2020	USD	700,180	16,945
S&P 500 E-Mini Index	55	3/2020	USD	888,525	14,925
Silver	2	3/2020	USD	179,210	10,115
TOPIX Index	6	3/2020	JPY	950,347	90
U.S. Treasury Long Bond	9	3/2020	USD	1,403,156	(28,442)
U.S. Treasury Ultra Bond	5	3/2020	USD	908,281	(29,394)

					(14,580)

At December 31, 2019, the Fund has $299,799 segregated as collateral with the broker for open futures contracts.

Currency:

AUD	Australian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

The accompanying notes are an integral part of these consolidated financial statements.

9

Consolidated Statement of Assets and Liabilities

December 31, 2019

NVIT J.P. Morgan MozaicSM Multi- Asset Fund
Assets:
Investment securities, at value (cost $1,725,925)	$1,725,480
Cash	3,744,224
Deposits with broker for futures contracts	299,799
Foreign currencies, at value (cost $213,158)	218,049
Interest receivable	19,116
Receivable for capital shares issued	5,189
Reimbursement from investment adviser (Note 3)	63,260
Prepaid expenses	11,447

Total Assets	6,086,564

Liabilities:
Payable for capital shares redeemed	40
Payable for variation margin on futures contracts	13,961
Accrued expenses and other payables:
Investment advisory fees	1,381
Fund administration fees	124
Distribution fees	1,245
Administrative servicing fees	3,072
Accounting and transfer agent fees	954
Custodian fees	1,141
Compliance program costs (Note 3)	63
Offering costs	8,640
Professional fees	173
Printing fees	11,264
Other	1,354

Total Liabilities	43,412

Net Assets	$6,043,152

Represented by:
Capital	$6,017,695
Total distributable earnings (loss)	25,457

Net Assets	$6,043,152

Net Assets:
Class II Shares	$6,038,169
Class Y Shares	4,983

Total	$6,043,152

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	607,751
Class Y Shares	500

Total	608,251

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.94
Class Y Shares	$9.97

The accompanying notes are an integral part of these consolidated financial statements.

10

Consolidated Statement of Operations

For the Period Ended December 31, 2019

NVIT J.P. Morgan MozaicSM Multi- Asset Fund (a)
INVESTMENT INCOME:
Interest income	$22,354
Foreign tax withholding	(970)

Total Income	21,384

EXPENSES:
Investment advisory fees	3,473
Fund administration fees	314
Distribution fees Class II Shares	3,115
Administrative servicing fees Class II Shares	3,115
Professional fees	84,175
Printing fees	11,339
Trustee fees	2,356
Custodian fees	1,144
Offering costs^	10,603
Accounting and transfer agent fees	954
Compliance program costs (Note 3)	63
Other	1,787

Total expenses before and expenses reimbursed	122,438

Expenses reimbursed by adviser (Note 3)	(110,748)

Net Expenses	11,690

NET INVESTMENT INCOME	9,694

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(182)
Expiration or closing of futures contracts (Note 2)	(13,735)
Foreign currency transactions (Note 2)	1,423

Net realized losses	(12,494)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(445)
Futures contracts (Note 2)	(14,580)
Translation of assets and liabilities denominated in foreign currencies	4,767

Net change in unrealized appreciation/depreciation	(10,258)

Net realized/unrealized losses	(22,752)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,058)

(a)	For the period from October 7, 2019 (commencement of operations) through December 31, 2019.
^	Amounts are amortized over 12-month period.

The accompanying notes are an integral part of these consolidated financial statements.

11

Consolidated Statement of Changes in Net Assets

NVIT J.P. Morgan MozaicSM Multi- Asset Fund

Period Ended December 31, 2019 (a)
Operations:
Net investment income	$9,694
Net realized losses	(12,494)
Net change in unrealized appreciation/depreciation	(10,258)

Change in net assets resulting from operations	13,058

Distributions to Shareholders From:
Distributable earnings:
Class II	(9,069)
Class Y	–

Change in net assets from shareholder distributions	(9,069)

Change in net assets from capital transactions	6,065,279

Change in net assets	6,043,152

Net Assets:
Beginning of period	–

End of period	$6,043,152

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$6,052,093
Dividends reinvested	9,069
Cost of shares redeemed	(883)

Total Class II Shares	6,060,279

Class Y Shares
Proceeds from shares issued	5,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Class Y Shares	5,000

Change in net assets from capital transactions	$6,065,279

SHARE TRANSACTIONS:
Class II Shares
Issued	606,922
Reinvested	918
Redeemed	(89)

Total Class II Shares	607,751

Class Y Shares
Issued	500
Reinvested	–
Redeemed	–

Total Class Y Shares	500

Total change in shares	608,251

Amounts	designated as “–” are zero or have been rounded to zero.

(a)	For the period from October 7, 2019 (commencement of operations) through December 31, 2019.

The accompanying notes are an integral part of these consolidated financial statements.

12

Consolidated Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT J.P. Morgan MozaicSM Multi-Asset Fund

		Operations			Distributions					Ratios/Supplemental data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class II Shares
Period Ended December 31, 2019 (f)	$10.00	0.02	(0.06)	(0.04)	(0.02)	(0.02)	$9.94	(0.45%	)(g)	$6,038,169	0.93%	0.77%	9.05%	–

Class Y Shares
Period Ended December 31, 2019 (f)	$10.00	0.03	(0.06)	(0.03)	–	–	$9.97	(0.30%	)(g)	$4,983	0.43%	1.26%	8.33%	–

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year, with the exception of offering costs, as applicable.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 7, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of October 4, 2019 through December 31, 2019.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these consolidated financial statements.

13

Notes to Consolidated Financial Statements

December 31, 2019

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2019, the Trust operates sixty-eight (68) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT JP Morgan MozaicSM Multi-Asset Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company, a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund currently offers Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

Basis of Consolidation. The accompanying consolidated financial statements of the Fund include the account of NW Securities Fund (the “Subsidiary”), which is a wholly-owned and controlled subsidiary of the Fund and primarily invests in commodity-related instruments, such as futures contracts. The Subsidiary also may buy short-term fixed income securities or hold cash to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary is not registered as an investment company under the 1940 act and may invest without limitation in commodity-related instruments.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

14

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are

15

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2019. Please refer to the Consolidated Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bond	$—	$220,110	$—	$220,110
Foreign Government Securities	—	635,049	—	635,049
Futures Contracts	84,167	—	—	84,167
Supranational	—	870,321	—	870,321
Total Assets	$84,167	$1,725,480	$—	$1,809,647
Liabilities:
Futures Contracts	$(98,747)	$—	$—	$(98,747)
Total Liabilities	$(98,747)	$—	$—	$(98,747)
Total	$(14,580)	$1,725,480	$—	$1,710,900

Amounts designated as “—” are zero or have been rounded to zero.

16

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Consolidated Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

17

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

The Fund’s futures contracts are reflected in the Consolidated Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts” in a table in the Consolidated Statement of Investments and in the Consolidated Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2019

Assets:	Consolidated Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Commodity risk	Payable for variation margin on futures contracts	$37,757
Equity risk	Payable for variation margin on futures contracts	46,410
Total		$84,167
Liabilities:
Futures Contracts(a)
Interest rate risk	Payable for variation margin on futures contracts	$(98,747)
Total		$(98,747)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2019

Realized Gains (Losses):	Total
Futures Contracts
Commodity risk	$(27,209)
Equity risk	199,163
Interest rate risk	(185,689)
Total	$(13,735)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Consolidated Statement of Operations for the Period Ended December 31, 2019

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Commodity risk	$37,757
Equity risk	46,410
Interest rate risk	(98,747)
Total	$(14,580)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the period ended December 31, 2019:

Futures Contracts:
Average Notional Balance Long	$9,896,956

18

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2019, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Consolidated Statement of Operations.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2019 are primarily attributable to foreign currency gain/loss and reversal of income from wholly owned subsidiary. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures and forward contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, affiliated trades loss deferrals, cumulative excess premiums on bonds, significant debt modifications, premiums on callable bonds, book/tax differences on interest-only securities, or interest expense deferred, as applicable. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the period ended December 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$(47,584)	$47,584

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” (“RIC”) by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (“Code”), as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

19

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

The Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to a RIC. The Subsidiary, which has a November 30, 2019 year end for income tax purposes, is a controlled foreign corporation under the Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary’s current earnings and profits (including future realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund’s taxable income in the current period and also disregarded for all future periods.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected J.P. Morgan Investment Management Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended December 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All Assets	0.28%

For the period ended December 31, 2019, the Fund’s effective advisory fee rate before expense reimbursements was 0.27%, and after expense reimbursements due to the expense limitation agreement described below was 0.00%. From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

20

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.43% for all share classes until July 31, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2019, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2019 Amount (a)	Total
$110,748	$110,748
(a)	For the period from October 7, 2019 (commencement of operations) through December 31, 2019.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period ended December 31, 2019, NFM earned $314 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs

21

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2019, the Fund’s portion of such costs amounted to $63.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the period ended December 31, 2019, the effective rate for administrative services fees was 0.25% for Class II shares, for a total amount of $3,115.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Consolidated Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the period ended December 31, 2019, the Fund had no borrowings under the line of credit.

The Fund is not yet a party to this agreement, although it will be added as a party upon renewal of the agreement.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available

22

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the period ended December 31, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the period ended December 31, 2019, the Fund there were no purchases and sales of long-term securities.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

23

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of

24

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date.

9.  Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,069	$—	$9,069	$—	$9,069

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include net short-term capital gains, if any.

25

Notes to Consolidated Financial Statements (Continued)

December 31, 2019

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$22,934	$19,143	$42,077	$(17,879)	$1,259	$25,457
*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,714,408	$89,547	$(93,054)	$(3,507)

The Fund may elect to have certain late year losses incurred after October 31 and within the taxable year deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2019, the Fund’s qualified late year losses amounted to $17,879.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

December 31, 2019

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT J.P. Morgan MozaicSM Multi-Asset Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of NVIT J.P. Morgan MozaicSM Multi-Asset Fund and its subsidiary (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, and the related consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the period October 7, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, changes in its net assets and the financial highlights for the period October 7, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2019 (Unaudited)

NVIT J.P. Morgan MozaicSM Multi-Asset Fund and NVIT J.P. Morgan Disciplined Equity Fund

Initial Approval of Advisory Agreement and Sub-advisory Agreement

Summary of Factors Considered by the Board

At the June 12, 2019 meeting of the Board of Trustees, the Board, including the Independent Trustees, considered and unanimously approved, on behalf of NVIT J.P. Morgan MozaicSM Multi-Asset Fund (the “Mozaic Fund”) and NVIT J.P. Morgan Disciplined Equity Fund (the “Disciplined Equity Fund,” and together, the “Funds”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Sub-advisory Agreement with J.P. Morgan Investment Management Inc. (“JPMIM”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Board was provided with detailed materials relating to the Funds, NFA and JPMIM in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Advisory Agreements.

In making their determinations, the Board took into account information provided to them as to the services to be provided by NFA and JPMIM under the Advisory Agreements, including information relating to JPMIM’s investment strategies and processes for each of the Funds. The Board also considered information regarding the two different portfolio management teams that would be managing the strategies for the Funds. The Board considered information regarding the historical performance of the J.P. Morgan Mozaic Index, and the performance of JPMIM generally in managing the investment strategy it would implement for the NVIT J.P. Morgan Disciplined Equity Fund.

The Board considered the advisory fees that NFA proposed for the Funds and the sub-advisory fees to be paid by NFA to JPMIM. The Board considered information regarding the category of peer funds to which NFA expected each Fund to be assigned, and considered that the proposed actual management fee (including sub-advisory fee) and net total expense ratio of the Disciplined Equity Fund were expected to be in the first comparative quintile compared to the Fund’s peers, and that, although there were relatively few peer funds for the Mozaic Fund, that Fund’s proposed actual management fee (including sub-advisory fee) and net total expense ratio were in line with those of the Fund’s peers. The Board also considered that the non-compensatory terms of the proposed Advisory Agreements were substantially similar in all material respects to the terms of advisory and sub-advisory agreements that the Trust currently has in place for other Nationwide Funds. The Trustees also considered in this regard that the Mozaic Fund would pay a separate index license fee to an affiliate of JPMIM, and NFA’s statement that the level of the license fee, which is higher than that paid by other index funds advised by NFA, reflects the customized nature of the index and the exclusive right of the Fund to use that index.

The Board considered that the Funds’ proposed fee schedule to the Advisory Agreement with NFA does not include breakpoints. The Board considered NFA’s statements that NFA intended to incur substantial expense in respect of the Funds’ fee waiver/expense limitations for the foreseeable future, and that NFA does not anticipate either Fund’s assets in the foreseeable future reaching a level that would produce economies of scale to NFA that would justify imposition of fee breakpoints. The Board considered NFA’s statement to the effect that breakpoints might in the future be added to a Fund’s fee schedule as asset levels grow or in light of other circumstances.

The Board determined to defer any review of potential fallout benefits of the Advisory Agreements to NFA and JPMIM, if any, until the Funds had been in operation for a reasonable period of time.

Based on these and other considerations, none of which was individually determinative of the

28

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Board, including all of the Independent Trustees, voting separately, unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

29

Management Information

December 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

30

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

31

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a

$1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

32

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

33

Management Information (Continued)

December 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1970	Secretary, Vice President and Associate General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

34

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate,

35

Market Index Definitions (cont.)

cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2020 Citigroup Index LLC. All rights reserved

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

36

Market Index Definitions (cont.)

J.P. Morgan MozaicSM Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. ©2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index

37

Market Index Definitions (cont.)

covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

38

Market Index Definitions (cont.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)  (1)  Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)

If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the board’s audit committee.

1

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Carol A. Kosel, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d):    The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended December 31, 2018 and December 31, 2019, respectively.

	2018	2019

Audit Fees	$1,129,075	$1,364,233
Audit-Related Fees	$46,600	$0
Tax Fees(a)	$406,240	$528,060
All Other Fees	$0	$0

Total	$1,581,915	$1,892,293

(a)             Tax fee amount represents tax compliance for federal, state and international matters, general consulting as well as consulting as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2018 and December 31, 2019, respectively.

	2018	2019

Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

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(e)          (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended December 31, 2018 and December 31, 2019, respectively:

	2018	2019

Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended December 31, 2018 and December 31, 2019, respectively:

	2018	2019

Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended December 31, 2019, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended December 31, 2018, and December 31, 2019, were $2,306,522 and $1,711,745, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable.

Item 6.	Investments.

(a)

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)

If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

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(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)

If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable.

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Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR § 240.14a-101)), or this Item.

Not Applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended and restated as of June 11, 2019, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

If the registrant is a closed-end management company, provide the information specified in paragraphs (a) and (b) of this item relating to the securities lending activities of the registrant.

Not Applicable.

Item 13. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

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(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(a)(4) Change in the Registrant’s independent public accountant.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*		/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	February 20, 2020

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 20, 2020

* Print the name and title of each signing officer under his or her signature.

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